UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21991

Fidelity Rutland Square Trust II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Christina H. Lee, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2024

Item 1.

Reports to Stockholders

ANNUAL SHAREHOLDER REPORT | AS OF MAY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Strategic Advisers® Alternatives Fund Strategic Advisers® Alternatives Fund : FSLTX

This annual shareholder report contains information about Strategic Advisers® Alternatives Fund for the period June 1, 2023 to May 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/
prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Strategic Advisers® Alternatives Fund	$ 11	0.11%
What affected the Fund's performance this period?

  •Within the alternative investment market, diversified macro and multi-strategy strategies performed well for the 12 months ending May 31, 2024. Conversely, the environment has been challenging for certain arbitrage strategies.
  •The Fund's investments are organized into three categories: Return-seeking, Diversifying and Defensive.
  •Eaton Vance Global Macro Absolute Return Advantage Fund and BlackRock Systematic Multi-Strategy Fund - both in the Return-seeking group - each gained about 10% and were the top contributors to performance versus the benchmark. Eaton Vance seeks niche investment opportunities in markets around the world. BlackRock's strategy utilizes a multisector fixed-income sleeve combined with a market-neutral equity component and a global macro sleeve. Both funds benefited from positions that were leveraged to global economic growth trends. Emerging-markets exposure provided a further boost to Eaton Vance. Meanwhile, for BlackRock, a defensive long/short equity strategy, coupled with allocations to interest rates and corporate credit, aided its result.
  •John Hancock Diversified Macro Fund (+11%) also added considerable value the past 12 months. This fund employs a rules-based process across asset classes to provide exposure to diversified sources of return. Favorable positioning in stocks, currencies, energy and interest rates fueled its strong performance.
  •On the downside, T. Rowe Price Dynamic Global Bond Fund (-8%) was the primary relative detractor this period. Hedging strategies designed to protect against downturns in corporate credit and global equity markets weighed on its performance.
  •Within the Defensive category, the sub-advised Equity Market Protective Put mandate from Fidelity® Diversifying Solutions performed as expected, generating negative performance amid rising equity markets.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
July 12, 2022 through May 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Strategic Advisers® Alternatives Fund	5.58%	2.85%
ICE® BofA® US 3-Month Treasury Bill Index	5.45%	4.54%
Bloomberg U.S. Aggregate Bond Index	1.31%	0.18%
A   From July 12, 2022

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of May 31, 2024)

KEY FACTS
Fund Size	$2,420,680,473
Number of Holdings	903
Total Advisory Fee	$1,920,378
Portfolio Turnover	106%
What did the Fund invest in?
(as of May 31, 2024)
DERIVATIVE EXPOSURE (% of Fund's net assets)
Futures Contracts	9.4
Swaps	48.5
Options	0.0
Forward Foreign Currency Contracts	24.7

ASSET ALLOCATION (% of Fund's Total Exposure)

Short-Term Investments and Net Other Assets (Liabilities) - 0.6%

TOP HOLDINGS (% of Fund's net assets)
BlackRock Systematic Multi-Strategy Fund Investor A Shares	10.6
Eaton Vance Global Macro Absolute Return Advantage Fund Class A	10.0
Fidelity SAI Convertible Arbitrage Fund	9.6
The Merger Fund Class A	7.6
First Trust Merger Arbitrage Fund Class I	7.4
Absolute Convertible Arbitrage Fund Investor Shares	6.4
Stone Ridge Diversified Alternatives Fund Class I	6.1
JHancock Diversified Macro Fund Class A	5.9
BlackRock Global Equity Market Neutral Fund A Shares	5.3
Victory Market Neutral Income Fund Class I	5.2
74.1

How has the Fund changed?

This is a summary of certain changes to the Fund since June 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-3455  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: •Management fee •Operating expenses	Strategic Advisers entered into new sub-advisory agreements on behalf of the fund.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

1.9913342.100 6570-TSRA-0724	For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec

ANNUAL SHAREHOLDER REPORT | AS OF MAY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Strategic Advisers® Municipal Bond Fund Strategic Advisers® Municipal Bond Fund : FSMUX

This annual shareholder report contains information about Strategic Advisers® Municipal Bond Fund for the period June 1, 2023 to May 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/
prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Strategic Advisers® Municipal Bond Fund	$ 8	0.08%
What affected the Fund's performance this period?

  •U.S. tax-exempt municipal bonds achieved a modest gain for the 12 months ending May 31, 2024. The full-year advance was largely the result of a strong bond market rally in the final two months of 2023, but was marked by high levels of volatility as investors anxiously awaited the arrival of interest-rate reductions by the U.S. Federal Reserve.
  •Against this backdrop, all of our sub-advisers contributed versus the benchmark this period. Leading the way were both mandates from T. Rowe Price - High Yield Bond (+6%) and Long-Term Bond (+4%) - in addition to MFS (+5%), FIAM® (+4%) and Western Asset Management (+4%). All these managers benefited from allocations to lower-quality investment-grade securities, high-yield municipal debt and comparatively light exposure to lower-coupon bonds.
  •The High-Yield mandate from sub-adviser MacKay Shields (+7%) also notably contributed, aided by holdings of lower-quality and longer-maturity debt, along with municipal holdings in Puerto Rico.
  •There were no relative detractors of note the past 12 months.
  •We continue to maintain our allocations to managers with sizable holdings in higher-yielding bonds. As of period end, about two-thirds of the portfolio was allocated to sub-advisers and one-third to institutional mutual funds.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
June 17, 2021 through May 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Strategic Advisers® Municipal Bond Fund	4.00%	-1.48%
Bloomberg Municipal Bond Index	2.67%	-1.43%
A   From June 17, 2021

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of May 31, 2024)

KEY FACTS
Fund Size	$12,255,783,317
Number of Holdings	7,542
Total Advisory Fee	$9,555,626
Portfolio Turnover	48%
What did the Fund invest in?
(as of May 31, 2024)

REVENUE SOURCES (% of Fund's net assets)
Municipal Bond Funds	29.5
Transportation	16.8
General Obligations	11.2
Special Tax	9.1
Health Care	8.6
State G.O.	5.9
Others(Individually Less Than 5%)	18.9
100.0

QUALITY DIVERSIFICATION (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

TOP STATES (% of Fund's net assets)
New York	7.7
Illinois	6.7
California	6.2
Texas	4.9
New Jersey	3.5

How has the Fund changed?

This is a summary of certain changes to the Fund since June 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-3455  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: •Management fee •Operating expenses

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

1.9913326.100 6352-TSRA-0724	For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec

ANNUAL SHAREHOLDER REPORT | AS OF MAY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Strategic Advisers® Short Duration Fund Strategic Advisers® Short Duration Fund : FAUDX

This annual shareholder report contains information about Strategic Advisers® Short Duration Fund for the period June 1, 2023 to May 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/
prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Strategic Advisers® Short Duration Fund	$ 4	0.04%
What affected the Fund's performance this period?

  •U.S. taxable investment-grade bonds achieved a modest gain for the 12 months ending May 31, 2024. The full-year advance was largely the result of a strong bond market rally in the final two months of 2023, but was marked by high levels of volatility as investors anxiously awaited the arrival of interest-rate reductions by the U.S. Federal Reserve.
  •We organize the Fund's investments into three categories: money market/low volatility; low duration (averaging less than one year); and short-term (an average duration of one to two years).
  •During the period, the inversion of the yield curve helped the portfolio's low duration managers outperform their short-term counterparts, as the former offered higher yields with less interest rate sensitivity.
  •This environment benefited sub-adviser FIAM® (+6%) because its exposure to high-quality, short-duration corporate credit had minimal rate sensitivity amid a rising-rate backdrop. Moreover, it is the largest investment in the portfolio, so its performance typically has a sizable impact on the Fund's overall return.
  •Similar dynamics boosted the return of PIMCO Short-Term Fund (+7%). Additionally, early in the period, a short hedging strategy focused on the 10-year portion of the yield curve aided PIMCO's performance. This strategy worked well as bond prices fell and 10-year yields rose, spurred by declining concerns about the 2023 regional banking crisis.
  •On the downside, the iShares® 1-3 Year Treasury Bond exchange-traded fund (+3%) was the foremost relative detractor in an environment of rising short-term bond yields.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
May 31, 2014 through May 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Strategic Advisers® Short Duration Fund	5.76%	2.20%	1.81%
FTSE® 6-Month U.S. Treasury Bill Index	5.66%	2.24%	1.55%
Bloomberg U.S. Aggregate Bond Index	1.31%	-0.17%	1.26%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of May 31, 2024)

KEY FACTS
Fund Size	$4,592,922,635
Number of Holdings	1,122
Total Advisory Fee	$1,537,134
Portfolio Turnover	59%
What did the Fund invest in?
(as of May 31, 2024)

ASSET ALLOCATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
PIMCO Short-Term Fund Institutional Class	10.7
JPMorgan Ultra-Short Income ETF	9.7
Baird Ultra Short Bond Fund Institutional Class	9.0
US Treasury Notes	8.2
T. Rowe Price Ultra Short-Term Bond Fund	6.7
BlackRock Ultra Short-Term Bond ETF	5.6
iShares 1-3 Year Treasury Bond ETF	5.2
Morgan Stanley Institutional Fund Trust Ultra-Short Income Portfolio Class IR	4.7
Baird Short-Term Bond Fund Institutional Class	3.3
Fidelity SAI Short-Term Bond Fund	2.6
65.7

How has the Fund changed?

This is a summary of certain changes to the Fund since June 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-3455  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: •Management fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

1.9913318.100 2387-TSRA-0724	For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec

ANNUAL SHAREHOLDER REPORT | AS OF MAY 31, 2024
Strategic Advisers® Fidelity® U.S. Total Stock Fund Strategic Advisers® Fidelity® U.S. Total Stock Fund : FCTDX

This annual shareholder report contains information about Strategic Advisers® Fidelity® U.S. Total Stock Fund for the period June 1, 2023 to May 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/
prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Strategic Advisers® Fidelity® U.S. Total Stock Fund	$ 15	0.13%
What affected the Fund's performance this period?

  •U.S. equities gained considerably for the 12 months ending May 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year. Amid this favorable backdrop for higher-risk assets, U.S. stocks continued their late-2023 momentum and ended May just shy of a record close, powered by signs of continued U.S. economic strength.
  •Against this backdrop, Fidelity® Growth Company Fund (+38%) was the top contributor versus the benchmark. Overweight stakes in chipmaker Nvidia and pharmaceutical giant Eli Lilly helped fuel this fund's strong result, along with a generally supportive market environment for its high-growth approach.
  •Fidelity® Contrafund (+42%) also added considerable value, as this fund's momentum bias served it well during the second half of the period. More specifically, a sizable overweight in Meta Platforms, the parent of Facebook, helped considerably, along with stock picks among information technology, consumer discretionary and health care companies.
  •Fidelity® Magellan Fund (+37%) was another leading relative contributor this period. Here, a meaningful investment in General Electric helped this fund's quality-growth strategy outperform, as did comparatively light exposure to electric-vehicle maker Tesla, whose stock substantially underperformed the past 12 months.
  •On the downside, the Value Discovery mandate from sub-adviser FIAM® (+15%) was the foremost relative detractor this period. Its value-focused approach emphasizing high-quality companies lagged the performance of the large-cap growth stocks largely responsible for fueling the market's rally. Additionally, it was hurt by adverse positioning among technology stocks, picks in health care and an overweight in the consumer staples sector.
  •Fidelity® SAI U.S. Low Volatility Index Fund (+20%) was a more moderate headwind to performance, as its defensive positioning could not keep pace with the momentum of the Dow Jones U.S. Total Stock Market Index.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
March 20, 2018 through May 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Strategic Advisers® Fidelity® U.S. Total Stock Fund	29.93%	15.97%	12.60%
Dow Jones U.S. Total Stock Market Index℠	27.68%	14.89%	12.35%
A   From March 20, 2018

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of May 31, 2024)

KEY FACTS
Fund Size	$118,698,908,859
Number of Holdings	1,775
Total Advisory Fee	$110,694,223
Portfolio Turnover	30%
What did the Fund invest in?
(as of May 31, 2024)

ASSET ALLOCATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Fidelity Growth Company Fund	10.6
Fidelity SAI U.S. Quality Index Fund	10.0
Fidelity Magellan Fund	6.2
Fidelity SAI U.S. Low Volatility Index Fund	5.9
Fidelity Contrafund	4.8
Fidelity Extended Market Index Fund	2.5
Fidelity Blue Chip Growth Fund	2.4
Microsoft Corp	2.4
Fidelity SAI U.S. Large Cap Index Fund	2.3
Fidelity SAI U.S. Value Index Fund	2.3
49.4

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

1.9913320.100 3080-TSRA-0724	For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec

ANNUAL SHAREHOLDER REPORT | AS OF MAY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Strategic Advisers® Fidelity® Emerging Markets Fund Strategic Advisers® Fidelity® Emerging Markets Fund : FGOMX

This annual shareholder report contains information about Strategic Advisers® Fidelity® Emerging Markets Fund for the period June 1, 2023 to May 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/
prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Strategic Advisers® Fidelity® Emerging Markets Fund	$ 22	0.20%
What affected the Fund's performance this period?

  •Emerging-markets equities saw strong performance for the 12 months ending May 31, 2024, driven by global disinflation, improved earnings, expanding economies and a frenzy over generative artificial intelligence. Despite this, global equities also experienced elevated volatility for much of the period due to uncertainty about China's economy, the ongoing war in Ukraine, growing tension in the Middle East and changes in global transit following commercial ship attacks in the Red Sea.
  •Against this backdrop, Fidelity® SAI Emerging Markets Value Index Fund (+22%) was the top contributor versus the benchmark. This fund benefited from strong stock selection in India and South Korea, along with favorable overall positioning in China. Overall, value stocks performed well within emerging markets this period, providing a stylistic tailwind for the fund.
  •Two mandates from sub-adviser FIAM® - Concentrated EM (+19%) and Select EM Equity (+16%) - also added considerable value compared with the benchmark. The former was propelled most by investment choices in India, Brazil and South Korea. Meanwhile, the latter employs a growth-at-a-reasonable-price approach that combines bottom-up stock selection with a quantitative portfolio-construction process. Here, picks among information technology and consumer discretionary stocks in China notably helped, as did favorable exposure to equity markets in Brazil and picks in South Korea.
  •There were no meaningful relative detractors the past 12 months. That said, Fidelity® SAI Emerging Markets Low Volatility Index Fund (+11%) slightly pressured the broader Fund's relative return. In particular, an underweight among semiconductor stocks in Taiwan caused this fund to lag the benchmark.
  •Notable positioning changes this period included adding a small stake in Fidelity® China Region Fund to help diversify the portfolio's exposure to this market.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 30, 2018 through May 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Strategic Advisers® Fidelity® Emerging Markets Fund	15.88%	5.18%	6.19%
MSCI Emerging Markets Index	12.42%	3.57%	4.58%
A   From October 30, 2018

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of May 31, 2024)

KEY FACTS
Fund Size	$15,065,219,526
Number of Holdings	257
Total Advisory Fee	$19,993,590
Portfolio Turnover	33%
What did the Fund invest in?
(as of May 31, 2024)

ASSET ALLOCATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Fidelity SAI Emerging Markets Value Index Fund	20.4
Fidelity SAI Emerging Markets Index Fund	11.0
Fidelity Advisor Emerging Markets Fund - Class Z	10.7
Fidelity SAI Emerging Markets Low Volatility Index Fund	5.7
Taiwan Semiconductor Manufacturing Co Ltd	4.8
Tencent Holdings Ltd	2.7
Samsung Electronics Co Ltd	2.3
Alibaba Group Holding Ltd	1.0
PDD Holdings Inc Class A ADR	0.9
Fidelity Advisor China Region Fund - Class Z	0.8
60.3

How has the Fund changed?

This is a summary of certain changes to the Fund since June 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-3455  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: •Management fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

1.9913322.100 3310-TSRA-0724	For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec

ANNUAL SHAREHOLDER REPORT | AS OF MAY 31, 2024
Strategic Advisers® Tax-Sensitive Short Duration Fund Strategic Advisers® Tax-Sensitive Short Duration Fund : FGNSX

This annual shareholder report contains information about Strategic Advisers® Tax-Sensitive Short Duration Fund for the period June 1, 2023 to May 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/
prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Strategic Advisers® Tax-Sensitive Short Duration Fund	$ 7	0.07%
What affected the Fund's performance this period?

  •U.S. tax-exempt municipal bonds achieved a modest gain for the 12 months ending May 31, 2024. The full-year advance was largely the result of a strong bond market rally in the final two months of 2023, but was marked by high levels of volatility as investors anxiously awaited the arrival of interest-rate reductions by the U.S. Federal Reserve.
  •Against this backdrop, three of four sub-advised mandates aided performance versus the benchmark the past 12 months. These include strategies from FIAM®, T. Rowe Price and Allspring Global Investments, with each advancing about 4%. The common theme with all three was that their portfolios had longer average maturities and therefore greater interest rate sensitivity than the broader Fund's benchmark during a period when rates fell. This positioning was a tailwind, particularly when rates dropped sharply in the fourth quarter of 2023 amid a rapid cooling of inflation that prompted the U.S. Federal Reserve to signal it was likely finished hiking rates and could even potentially implement cuts in the coming year.
  •Even T. Rowe Price, which is a shorter-term, enhanced cash strategy, was propelled in Q4 by an allocation to tax-exempt investments at the longer end of the short-term maturity spectrum.
  •The Fund's cash allocation, which averaged about 5% the past 12 months, rose about 5% and was another notable relative contributor.
  •There were no significant relative detractors this period. That said, the Limited Term (1-4 Year) Municipal Income mandate from FIAM® (+3%) modestly underperformed and slightly weighed on performance due to having greater interest-rate sensitivity in periods when rates rose.
  •We continue to maintain our allocations to managers with sizable holdings in higher-yielding bonds.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
December 28, 2017 through May 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Strategic Advisers® Tax-Sensitive Short Duration Fund	3.67%	1.45%	1.53%
Strategic Advisers Tax Sensitive Short Duration Composite Index℠	3.49%	1.44%	1.49%
Bloomberg Municipal Bond 1 Year (1-2 Y) Index	3.10%	1.17%	1.38%
Bloomberg Municipal Bond Index	2.67%	0.93%	1.65%
A   From December 28, 2017

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of May 31, 2024)

KEY FACTS
Fund Size	$3,904,665,804
Number of Holdings	1,555
Total Advisory Fee	$2,570,931
Portfolio Turnover	68%
What did the Fund invest in?
(as of May 31, 2024)

REVENUE SOURCES (% of Fund's net assets)
General Obligations	15.4
Municipal Funds	15.1
Health Care	12.2
Transportation	9.2
Electric Utilities	5.7
Resource Recovery	5.4
Industrial Development	5.2
Others(Individually Less Than 5%)	31.8
100.0

QUALITY DIVERSIFICATION (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

TOP STATES (% of Fund's net assets)
Texas	11.4
Illinois	6.3
New York	5.5
Pennsylvania	4.7
Florida	3.8

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

1.9913319.100 3058-TSRA-0724	For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec

ANNUAL SHAREHOLDER REPORT | AS OF MAY 31, 2024
Strategic Advisers® Fidelity® Core Income Fund Strategic Advisers® Fidelity® Core Income Fund : FIWGX

This annual shareholder report contains information about Strategic Advisers® Fidelity® Core Income Fund for the period June 1, 2023 to May 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/
prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Strategic Advisers® Fidelity® Core Income Fund	$ 5	0.05%
What affected the Fund's performance this period?

  •U.S. taxable investment-grade bonds achieved a modest gain for the 12 months ending May 31, 2024. The full-year advance was largely the result of a strong bond market rally in the final two months of 2023, but was marked by high levels of volatility as investors anxiously awaited the arrival of interest-rate reductions by the U.S. Federal Reserve.
  •Against this backdrop, Fidelity® SAI Total Bond Fund (+3.5%) was the top contributor versus the benchmark. An underweight allocation to government-agency mortgage-backed securities (MBS) aided its performance, as did holdings in high-yield corporate credit and bank loans. The fund's positioning in emerging-markets debt was another plus, as was having less interest rate sensitivity than the broader benchmark.
  •The Core Investment Grade mandate from sub-adviser FIAM® (+3%) also added considerable value compared with the benchmark. Here, favorable yield-curve positioning, comparatively light exposure to agency MBS and an allocation to investment-grade corporate credit notably helped.
  •Fidelity® New Markets Income Fund (+17%) was another key relative contributor, fueled by the strong performance of emerging-markets debt.
  •On the downside, the Fund's exposure to intermediate- and long-maturity U.S. Treasury securities were the foremost relative detractors. These included Fidelity® SAI Long-Term Treasury Bond Index Fund (-8.5%) and Fidelity® SAI U.S. Treasury Bond Fund (0%). The portfolio's holdings in U.S. Treasury securities are primarily for liquidity and hedging purposes. This period, however, they posted flat to negative returns amid rising bond yields. Intermediate-term U.S. Treasuries held up better than long-term bonds due to their lower comparative rate sensitivity.
  •As of May 31, the Fund continued to maintain larger allocations to U.S. Treasuries and MBS.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 16, 2018 through May 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Strategic Advisers® Fidelity® Core Income Fund	2.30%	0.83%	1.89%
Bloomberg U.S. Aggregate Bond Index	1.31%	-0.17%	1.08%
A   From October 16, 2018

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of May 31, 2024)

KEY FACTS
Fund Size	$66,499,440,851
Number of Holdings	6,145
Total Advisory Fee	$28,674,452
Portfolio Turnover	207%
What did the Fund invest in?
(as of May 31, 2024)

ASSET ALLOCATION (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (5.4)%

TOP HOLDINGS (% of Fund's net assets)
Fidelity SAI Total Bond Fund	23.6
US Treasury Notes	9.6
Fidelity SAI U.S. Treasury Bond Index Fund	9.2
Uniform Mortgage Backed Securities	7.7
Ginnie Mae II Pool	5.9
Fannie Mae Mortgage pass-thru certificates	4.6
Fidelity SAI Long-Term Treasury Bond Index Fund	3.8
Fidelity Intermediate Treasury Bond Index Fund	3.7
US Treasury Bonds	2.9
Freddie Mac Gold Pool	2.2
73.2

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

1.9913321.100 3306-TSRA-0724	For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec

ANNUAL SHAREHOLDER REPORT | AS OF MAY 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Strategic Advisers® Large Cap Fund Strategic Advisers® Large Cap Fund : FALCX

This annual shareholder report contains information about Strategic Advisers® Large Cap Fund for the period June 1, 2023 to May 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/
prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Strategic Advisers® Large Cap Fund	$ 20	0.18%
What affected the Fund's performance this period?

  •U.S. equities gained considerably for the 12 months ending May 31, 2024, driven by resilient corporate profits, a frenzy over generative artificial intelligence and the Federal Reserve's likely pivot to cutting interest rates later this year. Amid this favorable backdrop for higher-risk assets, U.S. stocks continued their late-2023 momentum and ended May just shy of a record close, powered by signs of continued U.S. economic strength.
  •Against this backdrop, sub-adviser T. Rowe Price (+31%) was the top contributor versus the benchmark. This manager - the Fund's largest investment - runs a sector-neutral core strategy and benefited from broadly positive stock selection, led by picks in the information technology, health care and financials sectors.
  •Sub-adviser JPMorgan Investment Management (+32%) also added considerable relative value this period. Similar to T. Rowe Price, JPMorgan employs a core-type approach and did a nice job with investment choices among consumer discretionary, technology and financials companies. Both T. Rowe Price and JPMorgan received a sizable boost from outsized exposure to chipmaker Nvidia, which had a meteoric rise this period.
  •Fidelity® Growth Company Fund (+38%) provided a further lift to the broader Fund's relative result, aided by overweight stakes in Nvidia and pharmaceutical giant Eli Lilly, along with a generally supportive market environment for its high-growth approach.
  •In contrast, Fidelity® SAI U.S. Low Volatility Index Fund (+20%) was the foremost relative detractor. This fund's defensive positioning could not keep pace with the S&P 500® Index the past 12 months.
  •During the period we reduced our investment in JPMorgan's Value mandate and reallocated those assets into JPMorgan's Large Cap Core strategy.
  •As of May 31, most of the Fund's assets were allocated to managers pursuing core strategies.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
May 31, 2014 through May 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Strategic Advisers® Large Cap Fund	30.24%	16.37%	12.55%
S&P 500® Index	28.19%	15.80%	12.69%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of May 31, 2024)

KEY FACTS
Fund Size	$63,322,205,968
Number of Holdings	1,376
Total Advisory Fee	$96,677,347
Portfolio Turnover	61%
What did the Fund invest in?
(as of May 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	23.2
Financials	12.8
Health Care	10.6
Consumer Discretionary	8.7
Communication Services	7.8
Industrials	7.3
Consumer Staples	4.3
Energy	3.9
Utilities	2.0
Materials	1.7
Real Estate	1.4

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	5.7
Fidelity Growth Company Fund	5.5
NVIDIA Corp	4.9
Apple Inc	4.6
Amazon.com Inc	3.3
Fidelity SAI U.S. Large Cap Index Fund	3.0
Fidelity SAI U.S. Low Volatility Index Fund	2.9
Meta Platforms Inc Class A	2.0
Alphabet Inc Class C	1.7
Alphabet Inc Class A	1.6
35.2

How has the Fund changed?

This is a summary of certain changes to the Fund since June 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-3455  or by sending an e-mail to fidfunddocuments@fidelity.com.

Strategic Advisers entered into new sub-advisory agreements on behalf of the fund. Strategic Advisers terminated certain sub-advisory agreements on behalf of the fund.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

1.9913325.100 6209-TSRA-0724	For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec

Item 2.

Code of Ethics

As of the end of the period, May 31, 2024, Fidelity Rutland Square Trust II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Heidi L. Steiger is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Steiger is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Strategic Advisers Alternatives Fund, Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity U.S. Total Stock Fund, Strategic Advisers Large Cap Fund, Strategic Advisers Municipal Bond Fund, Strategic Advisers Short Duration Fund and Strategic Advisers Tax-Sensitive Short Duration Fund (the “Funds”):

Services Billed by PwC

May 31, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Alternatives Fund	$60,000	$5,000	$16,600	$10,600
Strategic Advisers Fidelity Core Income Fund	$53,700	$4,000	$9,700	$8,500
Strategic Advisers Fidelity Emerging Markets Fund	$26,700	$2,500	$6,700	$5,200
Strategic Advisers Fidelity U.S. Total Stock Fund	$40,800	$3,500	$8,700	$7,400
Strategic Advisers Large Cap Fund	$42,700	$3,800	$9,600	$8,000
Strategic Advisers Municipal Bond Fund	$63,300	$4,300	$5,500	$9,100
Strategic Advisers Short Duration Fund	$38,700	$3,400	$7,900	$7,300
Strategic Advisers Tax-Sensitive Short Duration Fund	$39,300	$3,400	$6,700	$7,200

May 31, 2023 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Alternatives Fund	$52,400	$3,600	$13,400	$8,400
Strategic Advisers Fidelity Core Income Fund	$50,300	$3,500	$10,700	$8,400
Strategic Advisers Fidelity Emerging Markets Fund	$26,700	$2,200	$6,700	$5,200
Strategic Advisers Fidelity U.S. Total Stock Fund	$39,800	$3,100	$14,600	$7,400
Strategic Advisers Large Cap Fund	$42,200	$3,300	$14,700	$7,900
Strategic Advisers Municipal Bond Fund	$73,000	$3,500	$6,600	$8,500
Strategic Advisers Short Duration Fund	$38,800	$3,000	$7,900	$7,300
Strategic Advisers Tax-Sensitive Short Duration Fund	$39,400	$3,000	$6,700	$7,200

A Amounts may reflect rounding.

B Strategic Advisers Alternatives Fund commenced operations on July 12, 2022.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Strategic Advisers, LLC (“Strategic Advisers”) and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	May 31, 2024A	May 31, 2023A,B
Audit-Related Fees	$9,367,800	$8,604,200
Tax Fees	$61,000	$1,000
All Other Fees	$-	$-

A Amounts may reflect rounding

B May include amounts billed prior to the Strategic Advisers Alternatives Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	May 31, 2024A	May 31, 2023A,B
PwC	$15,028,000	$14,224,800

A Amounts may reflect rounding

B May include amounts billed prior to the Strategic Advisers Alternatives Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and Strategic Advisers’ review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Strategic Advisers® Tax-Sensitive Short Duration Fund
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
May 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Strategic Advisers® Tax-Sensitive Short Duration Fund
Schedule of Investments May 31, 2024
Showing Percentage of Net Assets
Municipal Bonds - 61.6%
	Principal Amount (a)	Value ($)
Alabama - 2.1%
Birmingham Arpt. Auth. Series 2020:
5% 7/1/24 (Build America Mutual Assurance Insured)	325,000	325,243
5% 7/1/25 (Build America Mutual Assurance Insured)	325,000	329,851
Black Belt Energy Gas District:
(Proj. No. 6) Series 2021 B, 4% 12/1/24	1,250,000	1,248,419
(Proj. No.7) Series 2021 C1:
4% 12/1/24	3,000,000	2,996,207
4% 12/1/25	4,000,000	3,993,440
Bonds:
(Proj. No.7):
Series 2021 C1, 4%, tender 12/1/26 (b)	11,350,000	11,326,862
Series 2021 C2, SIFMA Municipal Swap Index + 0.350% 3.71%, tender 12/1/26 (b)(c)	2,350,000	2,296,624
Series 2019 A, 4%, tender 12/1/25 (b)	3,050,000	3,047,083
Series 2022 D2, U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.400% 4.971%, tender 6/1/27 (b)(c)	5,000,000	5,024,401
Series 2022 E, 5%, tender 6/1/28 (b)	2,370,000	2,460,688
Series 2023 D1, 5.5%, tender 2/1/29 (b)	1,000,000	1,055,283
Series 2022 C, 5.25% 6/1/24	735,000	735,009
Series 2022 C1:
5.25% 12/1/24	2,025,000	2,032,528
5.25% 6/1/25	695,000	700,750
5.25% 12/1/25	1,125,000	1,139,427
5.25% 6/1/26	575,000	584,038
Series 2022 E:
5% 6/1/24	1,790,000	1,790,024
5% 6/1/25	825,000	830,319
5% 6/1/26	1,140,000	1,153,619
Series 2023 A:
5% 10/1/24	2,075,000	2,079,002
5% 10/1/25	2,125,000	2,148,906
Series 2023 C, 5.5% 6/1/27	685,000	706,307
Health Care Auth. for Baptist Health Series 2023 A:
5% 11/15/24	1,385,000	1,389,480
5% 11/15/25	1,290,000	1,306,551
Infirmary Health Systems Spl. Care Facilities Fing. Auth. Rev. Series 2016 A, 5% 2/1/26	500,000	505,358
Jefferson County Swr. Rev. Series 2024:
5% 10/1/24	165,000	165,487
5% 10/1/25	740,000	751,037
5% 10/1/26	445,000	457,212
5% 10/1/27	410,000	426,757
Mobile County Board of School Commissioners Series 2016 A, 5% 3/1/25	100,000	100,877
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds:
(Alabama Pwr. Co. Barry Plant Proj.):
Series 2007 C, 3.78%, tender 6/16/26 (b)	740,000	737,685
Series 2008, 3.65%, tender 1/10/25 (b)	12,050,000	12,003,824
Series 2009 E, 1%, tender 6/26/25 (b)	600,000	579,608
Southeast Alabama Gas Supply District:
(Proj. No. 1) Series 2024 A:
5% 4/1/25	3,070,000	3,081,643
5% 4/1/26	1,500,000	1,510,047
Bonds (Proj. No. 2) Series 2018 A, 4%, tender 6/1/24 (b)	6,130,000	6,130,000
Southeast Energy Auth. Rev.:
(Proj. No. 2) Series 2021 B1:
4% 6/1/24	1,090,000	1,089,973
4% 6/1/25	300,000	298,670
(Proj. NO. 5) Series 2023 A:
5% 7/1/24	350,000	350,145
5% 7/1/25	650,000	654,895
5% 7/1/27	1,185,000	1,205,337
5.25% 7/1/28	1,945,000	2,003,834
Univ. of South Alabama Univ. Rev. Series 2021, 4% 4/1/26	500,000	501,301
TOTAL ALABAMA		83,253,751
Alaska - 0.3%
Alaska Gen. Oblig. Series 2015 B, 5% 8/1/24	1,090,000	1,091,801
Alaska Hsg. Fin. Corp. Series 2021 A, 3% 6/1/24	400,000	399,981
Alaska Hsg. Fin. Corp. Mtg. Rev. Series 2022 A, 3% 6/1/51	455,000	434,137
Alaska Int'l. Arpts. Revs. Series 2021 C:
5% 10/1/25 (d)	1,980,000	2,006,401
5% 10/1/28 (d)	1,000,000	1,043,807
Alaska Muni. Bond Bank Series 2023 TWO:
5% 12/1/24 (d)	460,000	461,122
5% 12/1/25 (d)	485,000	489,733
5% 12/1/26 (d)	510,000	519,518
Northern Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2021 A:
5% 6/1/24	1,500,000	1,500,018
5% 6/1/25	2,415,000	2,436,901
5% 6/1/26	1,000,000	1,019,947
TOTAL ALASKA		11,403,366
Arizona - 3.2%
Arizona Health Facilities Auth. Rev.:
(Scottsdale Lincoln Hospitals Proj.) Series 2014 A:
5% 12/1/24	45,000	45,216
5% 12/1/26	110,000	110,609
Bonds Series 2015 B:
0.250% x SIFMA Municipal Swap Index 3.61%, tender 11/4/26 (b)(c)	2,105,000	2,079,723
0.250% x SIFMA Municipal Swap Index 3.61%, tender 1/1/46 (b)(c)	395,000	395,262
Arizona Indl. Dev. Auth. Hosp. Rev. Series 2020 A, 5% 2/1/26	750,000	766,616
Arizona Indl. Dev. Auth. Single F Bonds Series 2024 B, 3.75%, tender 4/1/25 (b)(e)	4,875,000	4,867,825
Bullhead City Excise Taxes Series 2021 2, 0.75% 7/1/25	325,000	309,854
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.):
Series 2007, 4.1%, tender 6/15/28 (b)(d)	570,000	565,280
Series 2019:
4%, tender 6/1/29 (b)(d)(e)	4,000,000	3,963,967
5%, tender 6/3/24 (b)(d)	41,475,000	41,475,000
Series 2022 2, 5%, tender 9/1/27 (b)(d)	11,300,000	11,535,466
Coconino County Poll. Cont. Corp. Rev. Bonds (Navada Pwr. Co. Projs.) Series 2017 A, 4.125%, tender 3/31/26 (b)(d)	1,055,000	1,043,587
Glendale Union School District 205 Series A:
5% 7/1/24 (Assured Guaranty Muni. Corp. Insured)	225,000	225,165
5% 7/1/25 (Assured Guaranty Muni. Corp. Insured)	225,000	228,030
Maricopa County Rev. Bonds:
Series 2019 D, 5%, tender 5/15/26 (b)	9,600,000	9,803,881
Series 2023 A1, 5%, tender 5/15/26 (b)	6,040,000	6,168,275
Series 2023 A2, 5%, tender 5/15/28 (b)	2,120,000	2,205,340
Series C, 5%, tender 10/18/24 (b)	1,140,000	1,144,138
Northern Arizona Univ. Ctfs. of Prtn. (Northern Arizona Univeristy Projs.) Series 2024:
5% 9/1/25 (Assured Guaranty Muni. Corp. Insured) (e)	860,000	873,641
5% 9/1/26 (Assured Guaranty Muni. Corp. Insured) (e)	1,540,000	1,582,860
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2017 A, 5% 7/1/24 (d)	1,020,000	1,020,585
Series 2018, 5% 7/1/24 (d)	400,000	400,230
Series 2023, 5% 7/1/25 (d)	1,100,000	1,113,857
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2014 B, 5% 7/1/27	400,000	400,310
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 4.05%, tender 8/1/24 (b)(d)	33,475,000	33,473,460
Yuma Pledged Rev. Series 2021:
4% 7/1/24	300,000	299,981
4% 7/1/25	505,000	507,046
TOTAL ARIZONA		126,605,204
Arkansas - 0.0%
Arkansas Dev. Fin. Auth. Pub. Safety Charges (Arkansas Division of Emergency Mgmt. Proj.) Series 2020, 5% 6/1/24	565,000	565,014
California - 2.6%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series 2018 A, 2.625%, tender 4/1/26 (b)	290,000	281,754
Series A, 2.95%, tender 4/1/26 (b)	105,000	102,446
Series B, 2.85%, tender 4/1/25 (b)	90,000	88,985
California Cmnty. Choice Fing. Auth. Clean Energy Proj. Rev. Series 2023 C, 5% 10/1/26	625,000	626,472
California Gen. Oblig.:
Series 2017, 5% 11/1/24	2,500,000	2,513,197
Series 2018, 5% 8/1/24	2,575,000	2,578,817
California Health Facilities Fing. Auth. Rev. Bonds:
(Providence St. Jospeh Health) Series 2016 B3, 2%, tender 10/1/25 (b)	1,250,000	1,214,454
Series 2016 B2, 4%, tender 10/1/24 (b)	7,000,000	6,991,804
Series 2021 A, 3%, tender 8/15/25 (b)	2,665,000	2,636,987
California Hsg. Fin. Agcy. Ltd. Obl Bonds Series 2023 V, 5%, tender 11/1/26 (b)	5,000,000	5,099,493
California Infrastructure and Econ. Dev. Bank Rev. Bonds:
(Brightline West Passenger Rail Proj.) Series 2020 A, 3.95%, tender 1/30/25 (b)(d)(f)	3,000,000	2,999,990
(Los Angeles County Museum of Art Proj.) Series 2021 A, 1.2%, tender 6/1/28 (b)	395,000	344,305
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.):
Series 2021 A, 4%, tender 10/1/24 (b)(d)	4,300,000	4,297,342
Series 2021 B, 4%, tender 7/15/24 (b)(d)	7,900,000	7,892,192
(Waste Mgmt., Inc. Proj.):
Series 2017 A, 4.25%, tender 12/2/24 (b)(d)	8,750,000	8,747,422
Series 2020 B, 4.8%, tender 6/2/25 (b)(d)	5,250,000	5,252,769
Series 2020, 4.1%, tender 6/3/24 (b)(d)	3,890,000	3,890,000
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs. INC. Proj.) Series 2023, 4.125%, tender 8/15/24 (b)(d)(f)	5,400,000	5,392,513
(Republic Svcs., Inc. Proj.) Series 2017 A1, 4.05%, tender 7/15/24 (b)(d)(f)	1,000,000	999,943
California Pub. Fin. Auth. Rev. Series 2021 A, 4% 10/15/24	380,000	378,589
California Pub. Works Board Lease Rev. Series 2014 B, 5% 10/1/25	350,000	351,638
California Statewide Cmntys. Dev. Auth. Rev. Series 2007:
4%, tender 7/1/40 (Assured Guaranty Muni. Corp. Insured) (b)	8,275,000	8,275,000
4%, tender 7/1/41 (Assured Guaranty Muni. Corp. Insured) (b)	5,525,000	5,525,000
5.2%, tender 7/1/40 (Assured Guaranty Muni. Corp. Insured) (b)	2,175,000	2,175,000
Castaic Lake Wtr. Agcy. Ctfs. of Prtn. Series 1999, 0% 8/1/28 (AMBAC Insured)	225,000	194,582
Fresno Arpt. Rev. Series 2023 A:
5% 7/1/24 (Build America Mutual Assurance Insured) (d)	250,000	250,078
5% 7/1/25 (Build America Mutual Assurance Insured) (d)	500,000	504,559
Los Angeles County Dev. Authorities Bonds Series 2023 C, 3.75%, tender 12/1/26 (b)	3,000,000	2,962,754
Los Angeles Dept. Arpt. Rev.:
Series 2015 D, 5% 5/15/25 (d)	1,705,000	1,722,423
Series 2016 B, 5% 5/15/26 (d)	135,000	137,633
Series 2016, 5% 5/15/26 (d)	550,000	560,727
Series 2021 A, 5% 5/15/27 (d)	1,300,000	1,337,329
Series 2022 C:
5% 5/15/25 (d)	455,000	459,650
5% 5/15/26 (d)	1,205,000	1,228,502
Series 2022 G, 5% 5/15/25 (d)	550,000	555,620
Series 2023 A:
5% 5/15/25 (d)	255,000	257,606
5% 5/15/26 (d)	440,000	448,582
Los Angeles Unified School District Ctfs. of Prtn. Series 2023 A, 5% 10/1/26	3,910,000	4,049,024
Northern California Energy Auth. Series 2024:
5% 8/1/25	600,000	604,820
5% 8/1/26	450,000	456,193
Port of Oakland Rev. Series 2017, 5% 11/1/24 (d)	100,000	100,308
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Series 2019 B, 5% 7/1/25 (d)	1,000,000	1,010,171
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2019 H, 5% 5/1/25 (d)	680,000	686,528
Series 2022 A, 5% 5/1/26 (d)	2,000,000	2,042,929
Series 2023 A, 5% 5/1/25 (d)	400,000	403,840
Southern California Pub. Pwr. Auth. Series 2024 A, 5% 9/1/29	650,000	674,990
Southern California Pub. Pwr. Auth. Rev. Bonds Series 2020 C, 0.65%, tender 7/1/25 (b)	250,000	241,451
West Contra Costa Unified School District Series 2004 C, 0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	260,000	248,931
TOTAL CALIFORNIA		99,795,342
Colorado - 1.5%
Colorado Bridge Enterprise Rev. Series 2017, 4% 6/30/24 (d)	1,330,000	1,329,081
Colorado Health Facilities Auth. Rev. Bonds:
Bonds:
Series 2018 B, 5%, tender 11/20/25 (b)	8,060,000	8,176,473
Series 2019 B:
5%, tender 8/1/25 (b)	300,000	302,898
5%, tender 8/1/26 (b)	340,000	345,748
5%, tender 11/19/26 (b)	905,000	928,774
Series 2022 B, 5%, tender 8/17/26 (b)	2,155,000	2,208,980
Series 2023 A1, 5%, tender 11/15/28 (b)	3,060,000	3,202,542
Series 2019 A, 5% 1/1/25	1,205,000	1,213,847
Series 2022 A, 5% 11/1/26	400,000	411,243
Colorado Hsg. & Fin. Auth.:
Series 2019 F, 4.25% 11/1/49	95,000	94,440
Series 2019 H, 4.25% 11/1/49	45,000	44,733
Colorado Hsg. & Fin. Auth. Multi-family Hsg. Rev. Bonds (The Reserves at Eagle Point Proj.) Series 2024, 3.5%, tender 11/1/26 (b)	9,090,000	8,957,930
Colorado Reg'l. Trans. District (Denver Transit Partners Eagle P3 Proj.) Series 2020, 5% 1/15/25	650,000	653,048
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2019 C, 5%, tender 11/15/24 (b)	300,000	300,083
Denver City & County Arpt. Rev.:
Series 2018 A:
5% 12/1/27 (d)	2,315,000	2,394,961
5% 12/1/29 (d)	185,000	192,198
Series 2020 B1, 5% 11/15/24 (d)	6,775,000	6,805,114
Series 2022 A:
5% 11/15/24 (d)	1,000,000	1,004,445
5% 11/15/25 (d)	1,485,000	1,510,805
Series 2022 C, 5% 11/15/26	800,000	829,984
Series 2022 D:
5% 11/15/24 (d)	4,000,000	4,017,779
5.25% 11/15/26 (d)	775,000	801,550
Series 2023 B, 5% 11/15/25 (d)	3,275,000	3,326,353
E-470 Pub. Hwy. Auth. Rev.:
Bonds Series 2021 B, U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.350% 3.914%, tender 6/3/24 (b)(c)	3,250,000	3,246,245
Series 2020 A:
5% 9/1/24	450,000	451,188
5% 9/1/25	300,000	305,237
Maiker Hsg. Partners Colo Multi Bonds Series 2023, 4.5%, tender 5/1/26 (b)	1,175,000	1,175,281
Univ. of Colorado Enterprise Sys. Rev. Bonds:
Series 2019 C, 2%, tender 10/15/24 (b)	2,500,000	2,481,585
Series 2021 C3A, 2%, tender 10/15/25 (b)	1,360,000	1,319,756
TOTAL COLORADO		58,032,301
Connecticut - 1.1%
Connecticut Gen. Oblig.:
Series 2013 A, 4.35% 3/1/25 (b)	510,000	511,659
Series 2015 B, 3.375% 6/15/29	150,000	146,925
Series 2018 C, 5% 6/15/26	3,125,000	3,218,136
Series A, 4% 1/15/25	3,500,000	3,508,195
Series C, 4% 6/1/24	525,000	525,001
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
Series 2010 A3, 2.95%, tender 7/1/27 (b)	3,140,000	3,065,487
Series 2010 A4, 1.1%, tender 2/11/25 (b)	5,440,000	5,317,268
Series 2014 B, 1.8%, tender 7/1/24 (b)	545,000	543,624
Series 2015 A, 0.375%, tender 7/12/24 (b)	1,525,000	1,516,779
Series 2017 B2, 3.2%, tender 7/1/26 (b)	2,575,000	2,550,070
Series 2017 C2, 2.8%, tender 2/3/26 (b)	10,400,000	10,179,379
Series 2013 N, 5% 7/1/24	100,000	100,103
Series 2014 A, 5% 7/1/27	390,000	390,177
Series 2019 A, 5% 7/1/26	260,000	260,009
Series 2022 M, 5% 7/1/26	200,000	203,160
Series L1, 4% 7/1/25	600,000	595,599
Series N, 5% 7/1/24	375,000	374,732
Connecticut Hsg. Fin. Auth. Series 2021, 0.45% 11/15/25	700,000	660,406
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2018 B, 5% 10/1/31	500,000	529,016
Series 2022 B, 5% 7/1/24	5,835,000	5,840,404
Hartford Gen. Oblig. Series 2015 C, 5% 7/15/25 (Assured Guaranty Muni. Corp. Insured)	640,000	650,985
New Haven Gen. Oblig. Series 2016 A, 5% 8/15/25 (Assured Guaranty Muni. Corp. Insured)	20,000	20,252
Univ. of Connecticut Gen. Oblig. Series 2019 A, 5% 11/1/25	225,000	229,822
West Haven Gen. Oblig. Series 2021:
4% 9/15/24	260,000	259,945
4% 9/15/25	255,000	255,543
4% 9/15/26	255,000	255,258
TOTAL CONNECTICUT		41,707,934
Delaware - 0.0%
Delaware Econ. Dev. Auth. Rev. Bonds (Delmarva Pwr. & Lt. Co. Proj.) Series A, 1.05%, tender 7/1/25 (b)	565,000	545,564
Delaware, New Jersey - 0.0%
Delaware River & Bay Auth. Rev. Series 2022, 5% 1/1/25	1,000,000	1,007,538
District Of Columbia - 0.6%
District of Columbia Hsg. Fin. Agcy. Multi-family Hsg. Rev. Bonds (The Clara Apts. Proj.) Series 2021, 3.75%, tender 10/1/24 (b)	1,500,000	1,498,880
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2014 A, 5% 10/1/26 (d)	160,000	160,070
Series 2017 A:
5% 10/1/24 (d)	115,000	115,312
5% 10/1/26 (d)	145,000	148,889
Series 2018 A:
5% 10/1/24 (d)	3,100,000	3,108,422
5% 10/1/26 (d)	325,000	333,717
Series 2019 A, 5% 10/1/25 (d)	155,000	157,268
Series 2020 A:
5% 10/1/24 (d)	6,355,000	6,372,265
5% 10/1/25 (d)	530,000	537,754
Series 2021 A:
5% 10/1/24 (d)	8,000,000	8,021,734
5% 10/1/26 (d)	920,000	944,677
Series 2022 A, 5% 10/1/24 (d)	700,000	701,902
Series 2023 A, 5% 10/1/25 (d)	1,750,000	1,775,601
Washington Metropolitan Area Transit Auth. Series 2023 A, 5% 7/15/24	400,000	400,498
TOTAL DISTRICT OF COLUMBIA		24,276,989
Florida - 2.0%
Brevard County Health Facilities Auth. Rev. Series 2023 A:
5% 4/1/26	290,000	295,771
5% 4/1/28	325,000	338,756
Brevard County School Board Ctfs. of Prtn. Series 2014, 5% 7/1/27	115,000	115,066
Broward County Arpt. Sys. Rev.:
Series 2012 P-1, 5% 10/1/25 (d)	1,000,000	1,000,627
Series 2013 A, 5.25% 10/1/25 (d)	1,500,000	1,501,226
Series 2013 C, 5.25% 10/1/25	575,000	575,584
Series 2015 C, 5% 10/1/24 (d)	245,000	245,505
Series 2017, 5% 10/1/25 (d)	1,000,000	1,012,040
Series 2019 A, 5% 10/1/26 (d)	1,000,000	1,023,683
Broward County Fin. Auth. Multi-family Hsg. Rev. Bonds Series 2023, 4.05%, tender 3/1/26 (b)	1,000,000	997,529
Broward County School Board Ctfs. of Prtn. Series 2022 A, 5% 7/1/27	1,015,000	1,061,419
Central Florida Expressway Auth. Sr. Lien Rev. Series 2021, 5% 7/1/24 (Assured Guaranty Muni. Corp. Insured)	885,000	885,657
Citizens Property Ins. Corp. Series 2015 A1, 5% 6/1/25 (Pre-Refunded to 12/1/24 @ 100)	2,550,000	2,565,985
Duval County School Board Ctfs. of Prtn. Series 2022 A:
5% 7/1/24 (Assured Guaranty Muni. Corp. Insured)	3,500,000	3,502,905
5% 7/1/25 (Assured Guaranty Muni. Corp. Insured)	5,335,000	5,417,651
Florida Board of Ed. Lottery Rev. Series 2014 A, 5% 7/1/24	200,000	200,161
Florida Dev. Fin. Corp. Edl. Facilities (Nova Southeastern Univ. Proj.) Series 2020 A, 5% 4/1/25	200,000	201,230
Florida Hsg. Fin. Corp. Multi-family Mtg. Rev. Bonds:
Series 2023 B, 5%, tender 2/1/26 (b)	265,000	268,645
Series 2023 C, 5%, tender 12/1/25 (b)	605,000	610,858
Series 2024 B, 3.35%, tender 10/26/26 (b)	2,250,000	2,201,868
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/24	45,000	45,076
5% 10/1/25	40,000	40,424
5% 10/1/26	45,000	45,177
Florida Muni. Pwr. Agcy. Rev.:
Series 2016 A:
5% 10/1/24	475,000	476,297
5% 10/1/28	1,405,000	1,443,585
Series 2021 A:
5% 10/1/25	500,000	508,317
5% 10/1/26	300,000	309,263
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2015 A:
4% 10/1/24 (d)	1,040,000	1,038,475
5% 10/1/29 (Pre-Refunded to 10/1/25 @ 100) (d)	585,000	591,297
5% 10/1/30 (Pre-Refunded to 10/1/25 @ 100) (d)	1,165,000	1,177,539
Series 2016 A, 5% 10/1/25 (Escrowed to Maturity) (d)	275,000	278,671
Series 2016, 5% 10/1/24 (d)	285,000	285,681
Series 2017 A:
5% 10/1/25 (d)	30,000	30,400
5% 10/1/25 (Escrowed to Maturity) (d)	600,000	608,009
5% 10/1/26 (d)	10,000	10,221
5% 10/1/26 (Escrowed to Maturity) (d)	35,000	35,866
Hillsborough County Aviation Auth. Rev.:
Series 2015 A, 5% 10/1/44 (Pre-Refunded to 10/1/24 @ 100) (d)	5,500,000	5,513,164
Series 2022 A:
5% 10/1/24 (d)	1,000,000	1,002,717
5% 10/1/25 (d)	1,245,000	1,263,214
Hillsborough County School Board Ctfs. of Prtn. Series 2015 A, 5% 7/1/26	230,000	232,304
Jacksonville Spl. Rev. Series 2022 A:
5% 10/1/24	355,000	356,492
5% 10/1/25	275,000	280,646
5% 10/1/26	65,000	67,080
5% 10/1/27	55,000	57,639
Lakeland Hosp. Sys. Rev. Series 2016, 5% 11/15/26	1,500,000	1,539,070
Lee County Arpt. Rev.:
Series 2021 A:
5% 10/1/24 (d)	745,000	746,537
5% 10/1/25 (d)	1,375,000	1,391,555
5% 10/1/27 (d)	1,450,000	1,497,432
Series 2021 B:
5% 10/1/24 (d)	1,250,000	1,252,579
5% 10/1/25 (d)	925,000	936,137
Manatee County School District Series 2017, 5% 10/1/24 (Assured Guaranty Muni. Corp. Insured)	30,000	30,101
Miami Dade County Hsg. Multifamily Hsg. Rev. Bonds:
Series 2023 B, 4.05%, tender 9/1/25 (b)	410,000	409,084
Series 2023:
3.55%, tender 1/1/26 (b)	1,690,000	1,659,620
5%, tender 9/1/25 (b)	775,000	781,905
5%, tender 9/1/25 (b)	1,445,000	1,455,433
5%, tender 10/1/25 (b)	2,445,000	2,476,310
Miami-Dade County Aviation Rev.:
Series 2012 A, 5% 10/1/24 (d)	200,000	200,075
Series 2020 A, 5% 10/1/25	1,255,000	1,278,092
Miami-Dade County Health Facilities Auth. Hosp. Rev. (Nicklaus Children's Hosp. Proj.) Series 2021 A, 5% 8/1/25	700,000	708,486
Miami-Dade County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds Series 2011, 5%, tender 11/1/24 (b)(d)	5,000,000	5,004,043
Miami-Dade County School Board Ctfs. of Prtn. Series 2015 A, 5% 5/1/27 (Assured Guaranty Muni. Corp. Insured)	265,000	267,893
North Sumter County Util. Dependent District Series 2021, 4% 10/1/24 (Assured Guaranty Muni. Corp. Insured)	795,000	794,854
Okeechobee County Solid Waste Rev. Bonds (Waste Mgmt., Inc.-Okeechobee Landfill Proj.) Series 2004 A, 0.55%, tender 7/1/24 (b)	750,000	747,495
Orange County Health Facilities Auth. Bonds Series 2021 C:
5%, tender 11/15/26 (b)	265,000	273,816
5%, tender 11/15/26 (b)	4,835,000	4,961,335
Orange County Hsg. Fin. Auth. Multi-family Rev. Bonds Series 2021 B, 0.55%, tender 7/1/24 (b)	1,450,000	1,445,436
Orlando Utils. Commission Util. Sys. Rev. Series 2013 A, 5% 10/1/24	250,000	251,042
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014, 5% 12/1/24 (Escrowed to Maturity)	10,000	10,050
Pasco County Tax Alloc Series 2023 A, 5.25% 9/1/26 (Assured Guaranty Muni. Corp. Insured)	275,000	284,202
Pinellas County Hsg. Fin. Auth. Bonds Series 2021 B, 0.65%, tender 7/1/24 (b)	325,000	324,002
Polk County Hsg. Fin. Auth. Multi-family Hsg. Rev. Bonds Series 2023, 4.15%, tender 6/1/26 (b)	760,000	759,608
Seminole County School Board Ctfs. of Prtn. Series 2016 C:
5% 7/1/25	20,000	20,299
5% 7/1/26	25,000	25,747
Tampa Health Sys. Rev. Series 2012 B, SIFMA Municipal Swap Index + 0.300% 3.66%, tender 12/27/24 (b)(c)	2,000,000	2,000,000
Tampa Hosp. Rev. (H. Lee Moffitt Cancer Ctr. Proj.) Series 2020 B:
5% 7/1/24	75,000	75,029
5% 7/1/25	100,000	101,017
5% 7/1/26	175,000	178,495
5% 7/1/27	150,000	154,635
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
5% 10/15/24	1,000,000	1,002,395
5% 10/15/25	1,000,000	1,012,431
5% 10/15/26	750,000	768,242
5% 10/15/27	165,000	170,981
TOTAL FLORIDA		76,715,183
Georgia - 2.2%
Atlanta Arpt. Rev.:
Series 2020 B:
5% 7/1/24 (d)	1,400,000	1,400,759
5% 7/1/25 (d)	610,000	617,169
Series 2022 B, 5% 7/1/26 (d)	1,000,000	1,023,628
Series 2023 G:
5% 7/1/25 (d)	1,600,000	1,618,804
5% 7/1/26 (d)	2,250,000	2,303,163
5% 7/1/27 (d)	2,045,000	2,109,532
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.) Series 2013, 2.875%, tender 8/19/25 (b)	1,865,000	1,831,280
Brookhaven Dev. Auth. Rev. Series 2019 A, 5% 7/1/25	100,000	101,493
Burke County Indl. Dev. Auth. Poll. Cont. Rev.:
(Georgia Pwr. Co. Plant Vogtle Proj.) Series 1994, 3.7%, tender 6/13/28 (b)(e)	1,165,000	1,164,989
Bonds:
(Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994 4, 3.8%, tender 5/21/26 (b)	3,135,000	3,136,342
Series 1995 4, 3.8%, tender 5/21/26 (b)	2,875,000	2,876,231
Series 2012, 2.875%, tender 8/19/25 (b)	2,000,000	1,963,839
Series 2013 1, 3.375%, tender 3/12/27 (b)	1,385,000	1,366,138
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2017 E, 3.25%, tender 2/3/25 (b)	100,000	98,934
Gainesville & Hall County Hosp. Auth. Rev. Series 2021 A, 5% 2/15/25	675,000	678,749
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2020 A:
4% 11/1/24	200,000	200,037
4% 11/1/25	800,000	803,260
5% 11/1/26	870,000	897,469
Series 2023 A:
5% 7/1/25 (Assured Guaranty Muni. Corp. Insured)	275,000	279,105
5% 7/1/25 (Assured Guaranty Muni. Corp. Insured)	270,000	274,030
5% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	300,000	307,731
5% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	310,000	318,489
Main Street Natural Gas, Inc.:
Bonds:
Series 2019 B, 4%, tender 12/2/24 (b)	11,275,000	11,270,773
Series 2019 C, 4%, tender 9/1/26 (b)	7,180,000	7,181,047
Series 2021 C, 4%, tender 12/1/28 (b)	5,000,000	4,992,516
Series 2022 C, 4%, tender 11/1/27 (b)(f)	1,000,000	982,562
Series 2021 A:
4% 9/1/24	500,000	499,430
4% 3/1/25	430,000	428,841
4% 9/1/25	400,000	398,146
Series 2021 C:
4% 12/1/24	700,000	697,123
4% 12/1/26	1,100,000	1,085,781
Series 2022 A:
4% 12/1/25	1,500,000	1,486,414
4% 12/1/26	245,000	241,833
Series 2022 B:
5% 6/1/24	600,000	599,996
5% 6/1/25	700,000	702,013
5% 6/1/26	800,000	803,642
Series 2023 A:
5% 6/1/24	550,000	549,996
5% 6/1/25	1,525,000	1,528,798
5% 6/1/26	2,100,000	2,109,560
Series 2023 B:
5% 9/1/24	550,000	550,298
5% 3/1/25	765,000	767,636
5% 9/1/25	700,000	704,882
5% 3/1/26	930,000	938,804
Series 2023 D:
5% 12/1/24	600,000	600,314
5% 12/1/25	1,550,000	1,556,539
5% 12/1/26	620,000	624,126
5% 12/1/27	1,700,000	1,716,367
5% 12/1/28	1,850,000	1,871,892
Series 2024 A1:
5% 3/1/25	740,000	742,550
5% 9/1/25	500,000	503,487
5% 3/1/26	680,000	686,437
5% 9/1/26	550,000	557,108
5% 3/1/28	1,025,000	1,045,729
5% 9/1/28	900,000	921,343
Series 2024 B, 5% 9/1/26	275,000	278,554
Monroe County Dev. Auth. Poll. Cont. Rev.:
(Georgia Pwr. Co. Plant Scherer Proj.) Series 1995, 2.25% 7/1/25	435,000	423,337
Bonds:
(Georgia Pwr. Co. Plant Scherer Proj.):
Series 2009, 3.875%, tender 3/6/26 (b)	3,425,000	3,430,814
Series 2012, 3.875%, tender 3/6/26 (b)	1,250,000	1,252,122
Series 2023, 3.875%, tender 3/6/26 (b)	3,500,000	3,505,941
(Oglethorpe Pwr. Corp. Scherer Proj.) Series 2013 A, 1.5%, tender 2/3/25 (b)	1,500,000	1,458,105
Private Colleges & Univs. Auth. Rev. (The Savannah College of Art & Design Projs.) Series 2021, 5% 4/1/25	600,000	605,395
TOTAL GEORGIA		85,671,422
Guam - 0.1%
Guam Pwr. Auth. Rev. Series 2022 A:
5% 10/1/24	2,595,000	2,599,100
5% 10/1/25	870,000	878,477
TOTAL GUAM		3,477,577
Hawaii - 0.4%
Hawaii Arpts. Sys. Rev. Series 2022 B, 5% 7/1/24 (d)	6,500,000	6,502,289
Hawaii Dept. of Budget & Fin. Spl. Purp. Rev.:
(Queens Health Sys. Proj.) Series 2015 B, SIFMA Municipal Swap Index + 0.140% 3.81%, tender 7/1/39 (b)(c)	455,000	455,000
Series 2017 A, 3.1% 5/1/26 (d)	2,175,000	1,746,528
Hawaii Gen. Oblig. Series 2020 A, 5% 7/1/25 (d)	350,000	353,945
Honolulu City & County Gen. Oblig. Series 2022 A, 5% 11/1/26	815,000	845,660
Honolulu City & County Multi-family housing Rev. Bonds Series 2023, 5%, tender 6/1/26 (b)	2,080,000	2,114,018
State of Hawaii Dept. of Trans. Series 2013, 5.25% 8/1/24 (d)	2,885,000	2,888,750
TOTAL HAWAII		14,906,190
Idaho - 0.0%
Idaho Hsg. & Fin. Assn Sales Tax Series 2023 A, 5% 8/15/25	1,465,000	1,491,572
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series 2019 A, 4% 1/1/50	25,000	24,730
TOTAL IDAHO		1,516,302
Illinois - 5.9%
Champaign County Cmnty. Unit Series 2020 A, 0% 1/1/26	800,000	746,967
Chicago Board of Ed. Series 2017 F, 5% 12/1/24	5,500,000	5,518,729
Chicago Gen. Oblig.:
Series 2002 B, 5% 1/1/25	1,650,000	1,658,313
Series 2015 C:
5% 1/1/25	2,565,000	2,577,923
5% 1/1/28	1,065,000	1,078,621
Series 2020 A:
5% 1/1/25	1,500,000	1,507,557
5% 1/1/27	3,600,000	3,702,345
Series 2021 B, 4% 1/1/30	1,652,000	1,662,640
Chicago Heights Multifamily Hsg. Rev. Bonds (Olympic Village Apts. Proj.) Series 2022, 2.875%, tender 8/1/25 (b)	3,000,000	2,944,461
Chicago Midway Arpt. Rev.:
Series 2016 A, 5% 1/1/25 (d)	7,255,000	7,287,186
Series 2024 A:
5% 1/1/26 (d)	700,000	709,969
5% 1/1/27 (d)	1,000,000	1,022,483
Series 2024, 5% 1/1/25 (d)	7,500,000	7,533,273
Chicago Multi-Family Hsg. Rev. Bonds Series 2022, 4%, tender 9/1/24 (b)	1,751,000	1,747,169
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2015 A:
5% 1/1/27 (d)	2,000,000	2,005,329
5% 1/1/29 (d)	3,685,000	3,697,266
Series 2015 B, 5% 1/1/31	3,000,000	3,015,953
Series 2015 C, 5% 1/1/26 (d)	680,000	681,174
Series 2017 D:
5% 1/1/25 (d)	965,000	969,172
5% 1/1/27 (d)	85,000	87,037
Series 2022 A, 5% 1/1/25 (d)	2,340,000	2,350,115
Series 2022 C:
5% 1/1/25 (d)	2,000,000	2,008,646
5% 1/1/26 (d)	900,000	913,092
Chicago Transit Auth. Cap. Grant Receipts Rev.:
Series 2015:
5% 6/1/24	4,000,000	4,000,057
5% 6/1/25	2,500,000	2,521,586
Series 2017:
5% 6/1/24	1,250,000	1,250,018
5% 6/1/24	845,000	845,012
5% 6/1/25	25,000	25,230
5% 6/1/25	4,200,000	4,236,264
Series 2021, 5% 6/1/24	1,200,000	1,200,017
Chicago Wtr. Rev. Series 2014:
5% 11/1/27	2,695,000	2,701,706
5% 11/1/28	2,455,000	2,462,861
Cook County Gen. Oblig.:
Series 2021 A:
5% 11/15/24	50,000	50,246
5% 11/15/25	50,000	50,981
5% 11/15/26	3,900,000	4,029,055
Series 2021 B:
4% 11/15/25	465,000	467,610
4% 11/15/26	4,370,000	4,420,151
Series 2022 A:
5% 11/15/24	5,080,000	5,105,018
5% 11/15/25	2,290,000	2,334,917
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev. Series 1991 B, 0% 7/15/25 (Escrowed to Maturity)	2,350,000	2,257,936
Illinois Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2019, 5%, tender 11/1/24 (b)(d)	6,700,000	6,705,418
Illinois Fin. Auth.:
Bonds:
Series 2020 B, 5%, tender 11/15/24 (b)	3,800,000	3,800,640
Series 2022 B1, 5%, tender 8/15/25 (b)	4,770,000	4,820,166
Series 2021 A, 5% 10/1/25	2,000,000	2,040,454
Series 2022 A, 5% 10/1/25	260,000	260,521
Series 2024 B, 5% 4/1/27 (e)	2,190,000	2,276,430
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C, 5% 8/1/26	35,000	35,738
(Edward-Elmhurst Healthcare) Series 2017 A, 5% 1/1/25 (Escrowed to Maturity)	100,000	100,689
(Silver Cross Health Sys. Proj.) Series 2015 C, 5% 8/15/27	1,000,000	1,009,089
Bonds Series 2019, U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.200% 4.924%, tender 9/1/25 (b)(c)	1,940,000	1,936,475
Series 2014 A, 5% 10/1/26	500,000	501,796
Series 2015 A:
5% 11/15/24	150,000	150,507
5% 11/15/25	170,000	171,733
5% 11/15/26	95,000	96,176
Series 2015 B, 5% 11/15/24	45,000	45,172
Series 2016 A:
5% 7/1/25 (Escrowed to Maturity)	250,000	253,735
5% 8/15/35 (Pre-Refunded to 8/15/26 @ 100)	195,000	200,128
Series 2016:
5% 11/15/24	245,000	245,958
5% 5/15/25	10,000	10,090
5% 12/1/25	430,000	437,158
5% 5/15/26	20,000	20,266
5% 5/15/27	140,000	142,819
Illinois Fin. Auth. Wtr. Facilities Rev. Bonds (American Wtr. Cap. Corp. Proj.) Series 2020, 3.875%, tender 9/1/28 (b)	1,500,000	1,482,643
Illinois Gen. Oblig.:
Series 2014:
5% 2/1/25	50,000	50,037
5% 5/1/27	500,000	500,342
Series 2016:
5% 11/1/24	400,000	401,491
5% 2/1/25	4,775,000	4,807,109
5% 1/1/26	300,000	305,320
5% 2/1/26	1,235,000	1,258,031
Series 2017 A, 5% 12/1/25	710,000	721,943
Series 2017 C, 5% 11/1/29	2,150,000	2,228,154
Series 2017 D:
5% 11/1/24	15,895,000	15,962,549
5% 11/1/25	920,000	934,831
5% 11/1/26	1,755,000	1,802,701
Series 2018 A:
5% 10/1/26	1,340,000	1,375,108
6% 5/1/26	880,000	914,962
Series 2018 B, 5% 5/1/25	2,500,000	2,524,490
Series 2020 B, 5% 10/1/28	1,030,000	1,080,420
Series 2020 D, 5% 10/1/25	5,000,000	5,074,485
Series 2021 A, 5% 3/1/25	1,700,000	1,713,348
Series 2022 B:
5% 3/1/25	7,425,000	7,483,299
5% 3/1/26	3,185,000	3,247,355
Series 2023 C:
5% 5/1/25	1,810,000	1,827,731
5% 5/1/26	1,500,000	1,532,212
5% 5/1/29	1,005,000	1,060,956
Series 2023 D:
5% 7/1/25	3,885,000	3,931,217
5% 7/1/26	5,000,000	5,116,825
Series 2024 B:
5% 5/1/26	1,500,000	1,532,190
5% 5/1/27	2,920,000	3,016,197
5% 5/1/28	625,000	652,633
5% 5/1/29	1,000,000	1,055,600
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Bonds:
Series 2015, 4.36%, tender 6/6/24, LOC Fed. Home Ln. Bank, San Francisco (b)	2,425,000	2,424,437
Series 2023:
4%, tender 6/1/25 (b)	1,600,000	1,594,378
5%, tender 2/1/26 (b)	505,000	509,843
5%, tender 2/1/26 (b)	2,050,000	2,069,661
Illinois Reg'l. Trans. Auth. Series 2017 A, 5% 7/1/24	285,000	285,170
Illinois Sales Tax Rev.:
Series 2013, 5% 6/15/24	400,000	400,329
Series 2021 A, 4% 6/15/24	1,670,000	1,669,838
Series 2021 C:
5% 6/15/24	85,000	85,022
5% 6/15/25	50,000	50,536
Kane, Cook & DuPage Counties School District #46 Elgin Series 2024:
5% 1/1/27	500,000	516,008
5% 1/1/30	550,000	587,540
Kane, Cook, DuPage, McHenry & DeKalb Counties Cmnty. College District #509 Elgin Series 2021 B, 4% 12/15/24	450,000	450,379
Kane, McHenry, Cook & DeKalb Counties Unit School District #300 Series 2015 5% 1/1/27	395,000	397,093
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/25	110,000	107,178
0% 1/15/26	80,000	74,846
Metropolitan Pier & Exposition:
Series 1994, 0% 6/15/29 (FGIC Insured)	1,000,000	816,412
Series 2002, 0% 12/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	575,000	460,426
Series 2022 A, 3% 6/15/24	630,000	629,600
Series 2023 A, 5% 12/15/28	1,000,000	1,033,033
Metropolitan Pier & Exposition Auth. Hosp. Facilities Rev. Series 1996, 7% 7/1/26 (Escrowed to Maturity)	1,615,000	1,666,202
Northern Illinois Univ. Revs. Series 2020 B, 5% 4/1/26 (Build America Mutual Assurance Insured)	650,000	659,148
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/24 (Escrowed to Maturity)	8,285,000	8,285,152
5% 6/1/27 (Pre-Refunded to 6/1/26 @ 100)	1,885,000	1,931,491
5% 6/1/28 (Pre-Refunded to 6/1/26 @ 100)	4,545,000	4,657,097
Sales Tax Securitization Corp.:
Series 2020 A, 5% 1/1/25	2,000,000	2,013,313
Series 2021 A, 5% 1/1/25	550,000	553,661
Springfield Elec. Rev. Series 2015:
5% 3/1/28	1,000,000	1,008,322
5% 3/1/29	4,500,000	4,537,119
Upper Illinois River Valley Dev. Auth. Rev. Series 2018, 5% 12/1/24	300,000	300,489
TOTAL ILLINOIS		232,013,145
Indiana - 1.5%
Clark-Pleasant Ind. Cmnty. School C Series 2023, 5% 7/15/24	2,000,000	2,000,932
Ctr. Grove Multi-Facility School Bldg. Corp. Series 2024, 5% 7/10/24	1,565,000	1,566,345
Fort Wayne Redev. Auth. (Grand Wayne Ctr. Proj.) Series 2022, 4% 8/1/26	895,000	901,627
Indiana Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 4.6%, tender 10/1/26 (b)(d)	5,000,000	5,065,796
Indiana Fin. Auth. Econ. Dev. Rev. Bonds (Republic Svcs., Inc. Proj.):
Series 2012, 4.2%, tender 6/3/24 (b)(d)	2,400,000	2,400,000
Series A, 4.2%, tender 6/3/24 (b)(d)	2,000,000	2,000,000
Indiana Fin. Auth. Health Sys. Rev. Bonds Series 2019 B, 2.25%, tender 7/1/25 (b)	3,810,000	3,743,784
Indiana Fin. Auth. Hosp. Rev. Bonds Series 2011 M, 0.7%, tender 1/1/26 (b)	3,680,000	3,440,376
Indiana Fin. Auth. Rev.:
(Butler Univ. Proj.) Series 2019, 4% 2/1/25	275,000	274,773
(Cmnty. Foundation of Northwest Indiana Obligated Group) Series 2016, 5% 9/1/25	600,000	608,482
Series 2016, 5% 9/1/26	205,000	210,310
Indiana Hsg. & Cmnty. Dev. Auth. Series 2021 C1, 3% 1/1/52	895,000	852,851
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2017 A, 5% 1/1/25	705,000	709,872
Indianapolis Local Pub. Impt.:
(Indianapolis Arpt. Auth. Proj.):
Series 2016 A1, 5% 1/1/25 (d)	65,000	65,281
Series 2019 D, 5% 1/1/25 (d)	3,185,000	3,198,768
Indianapolis Arpt. Auth. Proj. Series 2019 D, 5% 1/1/26 (d)	1,000,000	1,014,547
Indianapolis Local Pub. Impt. Bond Bank (Indianapolis Arpt. Auth. Proj.) Series 2023 I2:
5% 1/1/25 (d)	3,125,000	3,138,509
5% 1/1/26 (d)	385,000	390,601
5% 1/1/27 (d)	760,000	778,583
Marion High School Bldg. Corp. Series 2021 A:
4% 1/15/25	250,000	250,046
4% 7/15/25	255,000	255,482
Posey County Redev. Auth. Leas Series 2023, 5% 7/15/25	3,000,000	3,026,678
Purdue Univ. Rev. Series 2024 GG, 5% 7/1/25	1,650,000	1,679,012
Vinton Tecumseh School Bldg. Corp. Series 2021, 3% 7/15/25	515,000	508,315
Westfield Ind. Redev. Auth. Loc I Series 2023:
5% 1/1/25	485,000	487,504
5% 7/1/25	345,000	348,865
Westfield-Wash Ind. Schools Series 2023 C, 6% 7/15/24	1,250,000	1,251,592
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.) Series 2019 A, 5%, tender 6/5/26 (b)(d)	16,500,000	16,770,372
TOTAL INDIANA		56,939,303
Iowa - 0.1%
Iowa Higher Ed. Ln. Auth. Rev. (Grinnell College Proj.) Series 2017, 4% 12/1/24	250,000	250,401
Iowa Student Ln. Liquidity Corp. Student Ln. Rev.:
Series 2015 A, 5% 12/1/24 (d)	540,000	542,206
Series 2019 B, 5% 12/1/25 (d)	985,000	992,870
Pefa, Inc. Iowa Gas Proj. Rev. Bonds Series 2019, 5%, tender 9/1/26 (b)	4,000,000	4,070,484
TOTAL IOWA		5,855,961
Kansas - 0.1%
Reno County Unified Scd # 308 Hu Series 2013, 3% 9/1/24	2,000,000	1,987,794
Valley Ctr. Kans Series 2023 1, 4.375% 12/1/25	3,000,000	3,000,201
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2016 A, 5% 9/1/25	15,000	15,223
TOTAL KANSAS		5,003,218
Kentucky - 1.3%
Ashland Med. Ctr. Rev.:
(Ashland Hosp. Corp. D/B/A King's Daughters Med. Ctr. Proj.) Series 2016 A, 5% 2/1/25	20,000	20,055
Series 2019, 5% 2/1/26	550,000	554,664
Carroll County Poll. Ctlr Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2016 A, 1.55%, tender 9/1/26 (b)	500,000	461,000
Hazard Healthcare Rev. Series 2021, 5% 7/1/24	230,000	230,090
Intloc Sct Cfts Prtn. Series 2023, 4% 3/1/26	1,160,000	1,162,457
Kentucky Bond Dev. Corp. Edl. Facilities (Transylvania Univ. Proj.) Series 2021 A, 4% 3/1/25	340,000	339,430
Kentucky Econ. Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series A, 4.2%, tender 6/3/24 (b)(d)	3,850,000	3,850,000
Kentucky State Property & Buildings Commission Rev.:
Series 2015, 4% 8/1/25	200,000	200,820
Series 2016 B, 5% 11/1/24	285,000	286,463
Series 2016, 5% 10/1/24	425,000	426,676
Series B, 5% 8/1/25	300,000	304,608
Kentucky State Univ. Ctfs. of Prtn. (Kentucky State Univ. Proj.) Series 2021, 5% 11/1/25	280,000	284,740
Kentucky, Inc. Pub. Energy:
Bonds:
Series 2018 B, 4%, tender 1/1/25 (b)	225,000	224,922
Series 2019 A1, 4%, tender 6/1/25 (b)	1,000,000	999,357
Series A, 4%, tender 6/1/26 (b)	325,000	324,132
Series C1, 4%, tender 6/1/25 (b)	10,505,000	10,499,254
Series 2024 A:
5% 7/1/25	400,000	403,600
5% 7/1/26	500,000	507,261
5% 7/1/27	575,000	585,199
Knott County Indl. Bldg. Rev. Bonds (Solid Waste Proj.) Series 2024, 4%, tender 4/1/25 (b)(d)(f)	8,500,000	8,476,542
Louisville & Jefferson County:
Bonds Series 2020 C, 5%, tender 10/1/26 (b)	2,015,000	2,051,088
Series 2023 A:
5% 10/1/26	700,000	718,738
5% 10/1/27	1,700,000	1,766,237
Louisville Reg'l. Arpt. Auth. Sys. Rev. Series 2014 A, 5% 7/1/24 (d)	55,000	55,019
Rural Wtr. Fing. Agcy. Pub. Proj.:
Series 2023 A, 3.9% 11/1/25	2,500,000	2,475,020
Series 2024 A, 3.7% 5/1/27	5,000,000	4,955,263
Trimble County Envirl Facilities Re Bonds Series 2023, 4.7%, tender 6/1/27 (b)(d)	8,980,000	8,984,492
TOTAL KENTUCKY		51,147,127
Louisiana - 0.6%
Lake Charles Hbr. & Term. Rev. Bonds (Big Lake Fuels LLC Proj.) Series 2021, 1%, tender 12/1/24 (b)(d)	1,300,000	1,278,566
Louisiana Gas & Fuel Tax Rev. Bonds Series 2022 A, U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.500% 4.231%, tender 5/1/26 (b)(c)	3,895,000	3,823,033
Louisiana Gen. Oblig. Series 2016 D, 5% 9/1/24	155,000	155,466
Louisiana Hsg. Corp. Single Fami (Home Ownership Prog.) Series 2023 C, 5.75% 12/1/53	165,000	175,387
Louisiana Local Govt. Envir. Facilities and Cmnty. Dev. Auth. Bonds (East Baton Rouge Sewerage Commission Proj.) Series 2020 B, 0.875%, tender 2/1/25 (b)	4,000,000	3,900,947
Louisiana Pub. Facilities Auth. Rev. Bonds (Ochsner Clinic Foundation Proj.) Series 2020 B, 5%, tender 5/15/25 (b)	3,000,000	3,021,510
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 B, 5% 1/1/25 (d)	1,750,000	1,757,565
Series 2017 B:
5% 1/1/25 (d)	5,000	5,022
5% 1/1/26 (d)	215,000	218,128
Series 2017 D2, 5% 1/1/25 (d)	115,000	115,497
St. John Baptist Parish Rev. Bonds (Marathon Oil Corp.) Series 2017:
2.1%, tender 7/1/24 (b)	4,735,000	4,723,054
4.05%, tender 7/1/26 (b)	3,045,000	3,000,249
State of Louisiana Grant Anticipation Rev. Series 2021, 5% 9/1/24	785,000	787,362
TOTAL LOUISIANA		22,961,786
Maine - 0.1%
Maine Health & Higher Edl. Facilities Auth. Rev. Series 2021 A:
5% 7/1/24	500,000	500,236
5% 7/1/25	500,000	505,349
5% 7/1/26	975,000	996,424
Maine Tpk. Auth. Tpk. Rev. Series 2015, 5% 7/1/26	250,000	253,915
TOTAL MAINE		2,255,924
Maryland - 2.1%
Baltimore Proj. Rev. Series 2017 A:
5% 7/1/28	2,000,000	2,069,967
5% 7/1/29	1,000,000	1,036,428
5% 7/1/29	755,000	782,503
Hsg. Opportunities Commission of Montgomery County Series 2021 C, 0.8% 7/1/25	105,000	100,160
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	130,000	128,662
Series 2021 C, 0.6% 7/1/24	215,000	214,356
Series 2022 D, 3.15% 7/1/24	4,000,000	3,989,634
Series 2022 I, 4.375% 1/1/25 (f)	12,000,000	11,953,669
Series 2023 B:
2.75% 6/1/25	3,055,000	3,000,716
2.75% 8/1/25	1,160,000	1,136,083
Series 2023 C:
3.4% 8/1/25	9,015,000	8,959,604
5.25% 11/1/25	6,000,000	6,023,173
Series 2023 D, 3.5% 1/1/26	2,805,000	2,762,016
Maryland Dept. of Trans. Series 2022 B, 5% 12/1/24	220,000	221,490
Maryland Econ. Dev. Corp. Rev. PRG - Towson Place Properties LLC Proj.) Series 2024 A1:
5% 6/1/25	200,000	200,824
5% 6/1/26	600,000	604,810
Maryland Econ. Dev. Corp. Student Hsg. Rev. (Univ. of Maryland, College Park Projs.) Series 2016, 4% 6/1/24 (Assured Guaranty Muni. Corp. Insured)	1,330,000	1,329,980
Maryland Health & Higher Edl.:
Bonds Series 2020, 5%, tender 7/1/25 (b)	4,005,000	4,028,281
Series 2023, 5% 7/1/27	1,360,000	1,400,093
Maryland Health & Higher Edl. Facilities Auth. Rev.:
Series 2014, 5% 7/1/39 (Pre-Refunded to 7/1/24 @ 100)	8,225,000	8,230,184
Series 2015:
5% 7/1/25	40,000	40,406
5% 7/1/25 (Pre-Refunded to 7/1/24 @ 100)	1,145,000	1,145,404
Maryland Stadium Auth. Built to Learn Rev.:
Series 2021, 5% 6/1/27	500,000	522,350
Series 2022 A, 5% 6/1/26	850,000	875,145
Maryland Trans. Auth. Passenger Facility Charge Rev. Series 2012 B:
2.5% 6/1/26 (d)	670,000	636,068
2.625% 6/1/27 (d)	550,000	513,182
Maryland Trans. Auth. Trans. Facility Projs. Rev. Series 2021 A, 5% 7/1/24	1,250,000	1,251,098
Montgomery County Gen. Oblig.:
Bonds Series 2013 MD, 3.75%, tender 9/3/24 (b)	16,700,000	16,700,000
Series 2022 A, 5% 8/1/26	1,000,000	1,033,283
TOTAL MARYLAND		80,889,569
Massachusetts - 1.0%
Massachusetts Dev. Fin. Agcy. Rev.:
Bonds Series 2011 N, 0.45%, tender 7/1/25 (b)	3,505,000	3,338,217
Series 2016 I:
5% 7/1/25	20,000	20,161
5% 7/1/26	20,000	20,300
Series 2019 O, 5% 12/1/24	100,000	100,519
Series C, 5% 10/1/24 (Assured Guaranty Muni. Corp. Insured)	325,000	326,064
Massachusetts Edl. Fing. Auth. Rev.:
Series 2014 I:
5% 1/1/25 (d)	6,800,000	6,834,095
5% 1/1/26 (d)	7,000,000	7,029,145
Series 2016, 5% 7/1/24 (d)	185,000	185,086
Series 2017 A, 5% 7/1/25 (d)	690,000	698,412
Series 2021 B:
5% 7/1/24 (d)	750,000	750,349
5% 7/1/25 (d)	1,575,000	1,594,202
5% 7/1/26 (d)	1,125,000	1,142,302
Series 2022 B:
5% 7/1/24 (d)	270,000	270,126
5% 7/1/25 (d)	585,000	592,132
5% 7/1/26 (d)	365,000	370,613
5% 7/1/28 (d)	1,775,000	1,811,191
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Partners Healthcare Sys., Inc. Proj.) Series 2007 G2, 3.75%, tender 6/7/24 (Assured Guaranty Muni. Corp. Insured) (b)	8,815,000	8,815,000
Bonds Series I, 0.7%, tender 7/1/25 (b)	395,000	377,227
Massachusetts Hsg. Fin. Agcy. Series 2023 C2, 4% 12/1/27	1,000,000	984,893
Massachusetts Port Auth. Rev.:
Series 2017 A, 5% 7/1/25 (d)	25,000	25,308
Series 2019 C, 5% 7/1/24 (d)	345,000	345,191
Massachusetts Port Auth. Spl. Facilities Rev. (Bosfuel Proj.) Series 2019 A, 5% 7/1/27 (d)	285,000	293,576
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Series 2015 C, 5% 8/15/27	2,400,000	2,440,315
TOTAL MASSACHUSETTS		38,364,424
Michigan - 0.5%
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/25 (Assured Guaranty Muni. Corp. Insured)	550,000	550,349
Grand Traverse County Hosp. Fin. Auth. Series 2021, 5% 7/1/25	480,000	485,641
Great Lakes Wtr. Auth. Wtr. Supply Sys. Rev. Series 2018 A, 5% 7/1/25	2,500,000	2,536,993
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/25	15,000	15,132
5% 5/15/26	15,000	15,281
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2015 A, SIFMA Municipal Swap Index + 0.250% 3.61%, tender 12/27/24 (b)(c)	965,000	965,000
Lansing Board of Wtr. & Lt. Util. Rev. Bonds Series 2021 B, 2%, tender 7/1/26 (b)	1,000,000	947,394
Ludington Area School District (Michigan School Bond Qualification and Ln. Prog.) Series 2022 II, 5% 11/1/25	1,230,000	1,257,006
Michigan Fin. Auth. Rev.:
Bonds:
Series 2016 E1, 4%, tender 8/15/24 (b)	4,980,000	4,976,388
Series 2019 MI2, 5%, tender 2/1/25 (b)	1,750,000	1,761,876
Series 2015 D1:
0.55% 10/15/24	300,000	295,959
0.75% 10/15/25	250,000	239,449
Series 2015 MI, 5% 12/1/24	100,000	100,577
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Series 2022 A, 2.5% 6/1/25	630,000	614,738
Michigan Strategic Fund Exempt Facilities Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 0.58%, tender 8/1/24 (b)(d)	150,000	148,974
Portage Pub. Schools Series 2016:
5% 5/1/25	25,000	25,320
5% 11/1/28	20,000	20,495
Wayne County Arpt. Auth. Rev. Series 2015 F:
5% 12/1/25 (d)	2,735,000	2,774,172
5% 12/1/26 (d)	465,000	469,941
Wayne-Westland Cmnty. Schools Series 2019, 5% 11/1/24	335,000	336,410
TOTAL MICHIGAN		18,537,095
Minnesota - 0.8%
Central Muni. Pwr. Agcy. Rev. Series 2021, 5% 1/1/25 (Assured Guaranty Muni. Corp. Insured)	265,000	266,973
Maple Grove Health Care Sys. Rev. Series 2017, 5% 5/1/25	800,000	804,171
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2016, 5% 1/1/25	620,000	624,906
Series 2019 B, 5% 1/1/25 (d)	1,000,000	1,004,323
Series 2019 C, 5% 1/1/26	380,000	388,448
Series 2022 B:
5% 1/1/25 (d)	195,000	195,843
5% 1/1/26 (d)	470,000	476,837
5% 1/1/27 (d)	1,580,000	1,618,245
Minneapolis Health Care Sys. Rev. Bonds Series 2023 A, 5%, tender 11/15/28 (b)	6,470,000	6,771,389
Minnesota Gen. Oblig. Series 2021 B, 5% 9/1/25	3,425,000	3,490,765
Minnesota Hsg. Fin. Agcy.:
Series 2022 A:
5% 8/1/25	1,155,000	1,172,278
5% 8/1/26	1,300,000	1,337,660
Series 2022 B, 5% 8/1/26	100,000	102,897
Series 2023 E, 3.875% 8/1/25	700,000	696,395
Series 2023 F, 5.75% 7/1/53	110,000	115,514
Minnesota Muni. Gas Agcy. Rev.:
Bonds Series 2022 A, 4%, tender 12/1/27 (b)	1,725,000	1,727,412
Series 2022 A, 4% 12/1/24	2,700,000	2,699,462
Minnesota Rural Wtr. Fin. Auth. Series 2023, 4.375% 4/1/25	2,000,000	2,000,118
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	35,000	35,012
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2024, 5% 1/1/25	1,000,000	1,006,530
Pelican Rapids Minn Series 2024 A, 4% 12/15/25	2,515,000	2,496,062
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A, 5% 11/15/27 (Pre-Refunded to 11/15/25 @ 100)	400,000	406,997
TOTAL MINNESOTA		29,438,237
Mississippi - 0.0%
Mississippi Dev. Bank Spl. Oblig. (Jackson Mississippi Sales Tax Rev. Infrastructure Proj.) Series 2020, 5% 9/1/24	740,000	740,048
Missouri - 0.5%
Barry County Ctfs. Prtn. Law Enforcement Ctr. Proj. Series 2023:
5% 10/1/25	215,000	217,028
5% 10/1/26	550,000	558,441
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/25	15,000	15,024
5% 3/1/26	20,000	20,419
Jackson County Spl. Oblig. Series 2023 A, 5% 12/1/28	1,000,000	1,062,174
Kansas City Planned Indl. Expansion Bonds Series 2023, 5%, tender 7/1/27 (b)	1,260,000	1,283,561
Missouri Health & Edl. Facilities Rev.:
Bonds Series 2021 B, 4%, tender 5/1/26 (b)	3,145,000	3,151,182
Series 2014 A, 5% 6/1/24	1,000,000	1,000,022
Series 2021 A, 4% 7/1/25	500,000	501,542
Missouri Hsg. Dev. Commission Single Family Mtg. Rev.:
(First Place Homeownership Ln. Prog.) Series 2021 C, 3.25% 11/1/52	95,000	91,423
Series 2019, 4% 5/1/50	55,000	54,372
Missouri State Pub. Util. Commn Rev. Series 2023, 4% 12/1/24	10,000,000	9,979,441
Ozarks Technical Cmnty. College Series 2021, 5% 3/1/25	225,000	226,991
Saint Louis Arpt. Rev.:
Series 2017 B, 5% 7/1/24 (Assured Guaranty Muni. Corp. Insured) (d)	250,000	250,110
Series 2019 B:
5% 7/1/24 (d)	400,000	400,141
5% 7/1/25 (d)	420,000	424,051
Series 2022 A, 5% 7/1/24 (d)	565,000	565,199
TOTAL MISSOURI		19,801,121
Montana - 0.0%
Montana Board Hsg. Single Family:
Series 2019 B, 4% 6/1/50	25,000	24,622
Series 2022 A, 3% 6/1/52	255,000	244,307
Series A1, 3.5% 6/1/50	295,000	288,534
TOTAL MONTANA		557,463
Nebraska - 0.6%
Central Plains Energy Proj. Rev. Bonds:
(Proj. No. 4) Series 2023 A1, 5%, tender 11/1/29 (b)	1,415,000	1,474,314
Series 2019:
2.5%, tender 8/1/25 (b)	1,000,000	977,848
4%, tender 8/1/25 (b)	7,050,000	7,057,912
Douglas County Hosp. Auth. #3 Health Facilities Rev. Series 2015, 5% 11/1/28	1,250,000	1,266,802
Gretna Ctfs. of Prtn.:
Series 2021, 4% 12/15/25	2,620,000	2,621,445
Series 2022, 5% 12/15/25	4,000,000	4,023,107
Muni. Energy Agcy. of Nebraska Pwr. Swr. Rev. Series 2022 A, 5% 4/1/25	2,835,000	2,864,138
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2019 B, 4% 9/1/49 (d)	70,000	68,604
Series 2022 B, 5% 9/1/24 (d)	1,065,000	1,066,371
Nebraska Pub. Pwr. District Rev. Series 2016 C, 5% 1/1/25	200,000	201,531
Omaha Pub. Pwr. District Elec. Rev. Series A, 5% 2/1/25	200,000	201,796
TOTAL NEBRASKA		21,823,868
Nevada - 0.7%
Clark County Arpt. Rev. Series 2021 B:
5% 7/1/24 (d)	2,000,000	2,000,958
5% 7/1/25 (d)	795,000	804,511
Clark County McCarran Int'l. Arpt. Passenger Facility Charge Rev.:
Series 2017 B, 5% 7/1/25 (d)	665,000	672,956
Series 2019 E:
5% 7/1/25	100,000	101,578
5% 7/1/27	275,000	287,740
Clark County Poll. Cont. Rev. Bonds (Nevada Pwr. Co. Proj.) Series 2017, 3.75%, tender 3/31/26 (b)	2,065,000	2,038,843
Clark County School District:
Series 2017 C, 5% 6/15/24	200,000	200,064
Series 2017 D:
5% 6/15/24	400,000	400,129
5% 6/15/25	350,000	350,300
Series 2018 A:
5% 6/15/24	685,000	685,221
5% 6/15/25	315,000	319,545
Series 2021 C, 5% 6/15/25	2,655,000	2,693,306
Humboldt County Nev Poll. Cont. Rev. (Sierra Pacific Co. Projs.) Series 2016 A, 3.55% 10/1/29	335,000	327,255
Las Vegas Convention & Visitors Auth. Series 2021, 5% 7/1/24	1,000,000	1,000,655
Nevada Dept. of Bus. & Industry Bonds:
(Brightline West Passenger Rail Proj.) Series 2020 A, 4%, tender 1/30/25 (b)(d)(f)	3,500,000	3,500,120
(Republic Svcs., Inc. Proj.) Series 2001, 4.5%, tender 6/3/24 (b)(d)(f)	8,400,000	8,400,000
Nevada Gen. Oblig. Series 2013 F1, 5% 3/1/25	10,000	10,009
Nevada Hsg. Division Bonds Series 2022, 5%, tender 12/1/24 (b)	1,375,000	1,378,064
Washoe County Gas Facilities Rev. Bonds (Sierra Pacific Pwr. Co. Projs.):
Series 2016 C, 4.125%, tender 10/1/29 (b)(d)	370,000	366,801
Series 2016 G, 3.625%, tender 10/1/29 (b)	270,000	265,718
TOTAL NEVADA		25,803,773
New Hampshire - 0.2%
Nat'l. Fin. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2021 B, 5% 8/15/25	1,140,000	1,149,109
Nat'l. Fin. Auth. Solid Bonds (Waste Mgmt., Inc. Proj.):
Series 2018 A, 3.735%, tender 6/6/24 (b)(d)	5,000,000	4,998,074
Series 2019 A2, 2.15%, tender 7/1/24 (b)(d)	555,000	554,015
New Hampshire Health & Ed. Facilities Auth. Rev. Series 2012, 5% 7/1/27	120,000	119,146
New Hampshire St Hsg. Fin.:
Series 2023 3, 3.8% 7/1/26	1,010,000	999,590
Series 2023 4:
3.625% 4/1/26	215,000	211,221
3.7% 1/1/27	670,000	652,868
TOTAL NEW HAMPSHIRE		8,684,023
New Jersey - 2.1%
New Brunswick Parking Auth. Rev. Series 2020 B, 5% 9/1/25	850,000	864,644
New Jersey Econ. Dev. Auth.:
Series 2022 A:
5% 11/1/25	1,000,000	1,018,309
5% 11/1/26	1,100,000	1,135,375
Series 2023 RRR:
5% 3/1/25	2,680,000	2,703,924
5% 3/1/26	5,300,000	5,420,541
Series 2024 SSS:
5% 6/15/26	1,970,000	2,022,864
5% 6/15/27	155,000	161,360
Series QQQ:
5% 6/15/24	300,000	300,084
5% 6/15/25	385,000	390,096
5% 6/15/26	555,000	569,893
New Jersey Econ. Dev. Auth. Rev.:
(New Jersey Gen. Oblig. Proj.) Series 2017 B, 5% 11/1/24	515,000	517,267
(New Jersey Transit Corp. Projs.) Series 2017 B, 5% 11/1/25	350,000	356,412
(Provident Montclair Proj.) Series 2017, 5% 6/1/24 (Assured Guaranty Muni. Corp. Insured)	20,000	20,000
Series 2014 UU, 5% 6/15/24	400,000	400,112
Series 2015 B, 5.25% 7/1/25	1,285,000	1,305,288
Series 2015 XX, 4% 6/15/24	545,000	544,974
Series 2016 AAA, 5% 6/15/26	3,375,000	3,465,567
Series 2019:
5.25% 9/1/24 (f)	4,485,000	4,498,378
5.25% 9/1/25 (f)	3,000,000	3,057,113
5.25% 9/1/26 (f)	1,510,000	1,558,115
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev. (New Jersey-American Wtr. Co., Inc. Proj.) Series 2020 E, 0.85% 12/1/25 (d)	1,600,000	1,485,204
New Jersey Edl. Facilities Auth. Rev. Series 2023 A:
5% 9/1/27	400,000	416,831
5% 9/1/27	200,000	208,416
New Jersey Edl. Facility:
Series 2016 A, 5% 7/1/24	2,775,000	2,776,637
Series 2016 D, 5% 7/1/25 (Assured Guaranty Muni. Corp. Insured)	1,860,000	1,889,759
New Jersey Gen. Oblig.:
Series 2014, 5% 6/1/24	385,000	385,005
Series 2020 A, 4% 6/1/31	1,895,000	1,963,433
Series 2021, 2% 6/1/25	840,000	818,950
New Jersey Health Care Facilities Fing. Auth. Rev.:
(Greystone Park Psychiatric Hosp. Proj.) Series 2024:
5% 9/15/24	2,650,000	2,658,348
5% 9/15/27	585,000	608,573
5% 9/15/28	245,000	257,932
(Marlboro Psychiatric Hosp. Proj.) Series 2024:
5% 9/15/26	595,000	611,081
5% 9/15/29	155,000	164,897
Bonds Series 2019 B2, 5%, tender 7/1/25 (b)	150,000	152,004
Series 2016 A:
5% 7/1/24 (Escrowed to Maturity)	10,000	10,006
5% 7/1/30 (Pre-Refunded to 7/1/26 @ 100)	1,000,000	1,024,769
Series 2019, 5% 7/1/25	600,000	608,003
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2015 1A, 5% 12/1/24 (d)	55,000	55,276
Series 2016 1A, 5% 12/1/24 (d)	1,430,000	1,437,165
Series 2017 1A, 5% 12/1/25 (d)	420,000	425,538
Series 2018 B:
5% 12/1/24 (d)	5,500,000	5,527,557
5% 12/1/25 (d)	2,225,000	2,254,339
Series 2020, 5% 12/1/24 (d)	675,000	678,382
Series 2021 A:
5% 12/1/24 (d)	330,000	331,653
5% 12/1/25 (d)	700,000	709,230
Series 2021 B:
5% 12/1/24 (d)	570,000	572,856
5% 12/1/26 (d)	1,425,000	1,450,012
Series 2023 B:
5% 12/1/25 (d)	1,800,000	1,823,735
5% 12/1/28 (d)	1,000,000	1,022,526
New Jersey Hsg. & Mtg. Fin. Agcy. Multi-family Rev. Series 2023 C, 5% 11/1/26 (d)	1,000,000	1,003,094
New Jersey Hsg. & Mtg. Fin. Agcy. Rev. Series 2019 D, 4% 4/1/25 (d)	150,000	149,315
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A:
5% 6/1/24	4,500,000	4,500,067
5% 6/1/25	1,825,000	1,843,326
5% 6/1/26	2,800,000	2,862,866
New Jersey Tpk. Auth. Tpk. Rev. Series 2024, 5% 1/1/28 (e)	455,000	478,509
New Jersey Trans. Trust Fund Auth.:
Series 2008 A, 0% 12/15/25	1,000,000	943,091
Series 2010 A:
0% 12/15/25	510,000	480,976
0% 12/15/27	145,000	126,446
Series 2016 A, 5% 6/15/27	90,000	92,163
Series 2018 A, 5% 6/15/24	670,000	670,134
Series 2022 AA:
5% 6/15/24	330,000	330,092
5% 6/15/25	155,000	157,051
Series 2023 AA:
5% 6/15/25	2,250,000	2,279,780
5% 6/15/26	895,000	919,015
Series A, 5% 12/15/25	200,000	203,974
Newark Gen. Oblig. Series 2020 A, 5% 10/1/27	2,200,000	2,291,722
Piscataway Township Gen. Oblig. Series 2019, 2% 2/1/31	500,000	423,757
The Board of Ed. of Newark Series 2021:
5% 7/15/25 (Build America Mutual Assurance Insured)	250,000	253,467
5% 7/15/26 (Build America Mutual Assurance Insured)	300,000	307,870
TOTAL NEW JERSEY		82,955,148
New Mexico - 0.5%
Albuquerque School District #12 Series 2024, 5% 8/1/24	5,000,000	5,009,875
Farmington Poll. Cont. Rev. Bonds (Pub. Svc. Co. of New Mexico San Juan Proj.) Series 2010 D, 3.9%, tender 6/1/28 (b)	3,000,000	2,977,825
New Mexico Edl. Assistance Foundation Series 2021 1A, 5% 9/1/24 (d)	1,000,000	1,001,655
New Mexico Mtg. Fin. Auth.:
Series 2018 A1, 4% 1/1/49	145,000	143,498
Series 2019 C, 4% 1/1/50	280,000	277,203
Series 2021 C, 3% 1/1/52	445,000	425,262
Series 2021 D, 3% 7/1/52	2,130,000	2,035,662
Series 2023 C, I 5.75% 3/1/54	295,000	311,030
New Mexico Mtg. Fin. Auth. Multi-family Hsg. Rev. Bonds (Santa Fe Apts. and Sangre De Cristo Proj.) Series 2023, 5%, tender 6/1/25 (b)	5,000,000	5,009,243
New Mexico Muni. Energy Acquisition Auth. Gas Supply Rev.:
Bonds Series 2019 A, 5%, tender 5/1/25 (b)	1,070,000	1,079,290
Series 2019 A:
4% 11/1/24	250,000	249,559
4% 5/1/25	960,000	956,793
TOTAL NEW MEXICO		19,476,895
New York - 3.6%
Bellmore Union Free School District Series 2019 A, 2% 6/15/29	530,000	462,667
East Hampton Union Free School District Series 2017, 2.1% 6/1/27	340,000	313,377
Hempstead Local Dev. Corp. Rev. (Adelphi Univ. Proj.) Series 2021, 5% 6/1/24	940,000	940,016
Long Island Pwr. Auth. Elec. Sys. Rev. Bonds:
Series 2019 B, 1.65%, tender 9/1/24 (b)	1,055,000	1,046,506
Series 2020 B, 0.85%, tender 9/1/25 (b)	7,060,000	6,749,853
Series 2021 B, 1.5%, tender 9/1/26 (b)	470,000	439,336
Massapequa Union Free School District Series 2019, 2% 10/1/31	530,000	437,216
Monroe County Indl. Dev. Agcy. Bonds (Andrews Terrace Cmnty. Partners, L.P. Proj.) Series 2023 B1, 5%, tender 7/1/27 (b)	780,000	795,212
Monroe County Indl. Dev. Corp. (The Rochester Gen. Hosp. Proj.) Series 2017, 5% 12/1/26	350,000	356,651
New York City Gen. Oblig.:
Series 2007 C-4, 3.8%, tender 1/1/32 (Assured Guaranty Muni. Corp. Insured) (b)	225,000	225,000
Series 2007, 3.5%, tender 6/5/24 (Assured Guaranty Muni. Corp. Insured) (b)	2,025,000	2,025,000
Series 2008 A-3, 3.9%, tender 8/1/26 (Assured Guaranty Muni. Corp. Insured) (b)	1,800,000	1,800,000
Series 2008 J11, 5% 8/1/26	260,000	268,476
Series 2014 J, 5% 8/1/25	410,000	410,848
Series 2018 A:
5% 8/1/24	150,000	150,296
5% 8/1/26	565,000	583,419
Series 2023 C, 5% 8/1/25	2,500,000	2,542,273
Series 2023 D, 5% 8/1/25	2,000,000	2,033,818
Series 2023 F1:
5% 8/1/25	1,250,000	1,271,136
5% 8/1/26	5,600,000	5,782,556
Series C, 5% 8/1/26	220,000	227,172
Series I1, 5% 3/1/27	200,000	200,155
New York City Health & Hosp. Corp. Rev. Series A, 4% 2/15/25	1,440,000	1,444,208
New York City Hsg. Dev. Corp. Bonds:
Series 2023 E2, 3.8%, tender 1/3/28 (b)	115,000	114,189
Series 2024 A2, 3.625%, tender 7/1/28 (b)	765,000	747,652
New York City Hsg. Dev. Corp. Multifamily Hsg. Bonds:
Series 2021 C2, 0.7%, tender 7/1/25 (b)	1,665,000	1,590,429
Series 2021 K2, 0.9%, tender 1/1/26 (b)	1,820,000	1,701,423
Series 2021, 0.6%, tender 7/1/25 (b)	425,000	407,760
Series 2023 A2:
3.7%, tender 12/30/27 (b)	6,000,000	5,916,021
3.73%, tender 12/29/28 (b)	1,000,000	989,392
Series 2023 D, 4.3%, tender 11/1/28 (b)	375,000	378,013
New York City Indl. Dev. Agcy. Rev. Series 2021 A:
5% 1/1/25 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,006,967
5% 1/1/26 (Assured Guaranty Muni. Corp. Insured)	1,365,000	1,394,597
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2022 DD, 3.8% 6/15/33 (b)	2,000,000	2,000,000
New York City Transitional Fin. Auth. Series 2017, 5% 8/1/24	250,000	250,495
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2016 S 1:
5% 7/15/24	70,000	70,090
5% 7/15/24 (Escrowed to Maturity)	305,000	305,349
Series 2018 S1, 5% 7/15/25 (Escrowed to Maturity)	370,000	376,167
Series 2019 S3A, 5% 7/15/24	1,500,000	1,501,919
New York City Transitional Fin. Auth. Rev.:
Series 2015 C, 5% 11/1/27	2,620,000	2,651,892
Series 2021 F1, 5% 11/1/27	775,000	815,349
New York Dorm. Auth. Personal Income Tax Rev. Series 2014 E, 5% 2/15/26 (Pre-Refunded to 2/15/25 @ 100)	300,000	303,314
New York Dorm. Auth. Rev.:
Series 2015 A, 5% 7/1/24	275,000	275,217
Series 2021 A, 5% 7/1/24	2,160,000	2,161,274
Series 2022 A:
5% 7/1/26	200,000	204,314
5% 7/1/27	500,000	516,769
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev.:
Series 2016 A:
4% 11/15/25	350,000	352,985
5% 11/15/26	1,055,000	1,097,100
Series 2017 A, 3% 11/15/30	425,000	405,676
New York Metropolitan Trans. Auth. Rev.:
Bonds:
Series 2019 A1, 5%, tender 11/15/24 (b)	16,250,000	16,308,979
Series 2019 D1, 5%, tender 11/15/24 (b)	4,000,000	4,014,489
Series 2015 A1, 5% 11/15/27	1,000,000	1,011,307
Series 2016 D, 5% 11/15/27	1,070,000	1,106,481
Series 2017 A2, 5% 11/15/25	1,880,000	1,916,039
Series 2017 B, 5% 11/15/27	1,185,000	1,243,406
Series 2017 C1, 5% 11/15/28	660,000	699,321
Series 2017 D, 5% 11/15/25	2,140,000	2,181,023
New York St Mtg. Agcy. Homeowner Series 2015 194, 3.35% 4/1/25 (d)	2,490,000	2,470,111
New York State Dorm. Auth.:
Series 2017 A, 5% 2/15/25 (Escrowed to Maturity)	250,000	252,553
Series 2018 A, 5% 3/15/25 (Escrowed to Maturity)	200,000	202,517
New York State Energy Research & Dev. Auth. Poll. Cont. Rev. Series 1999, 5.125%, tender 6/7/24 (AMBAC Insured) (b)	300,000	300,000
New York State Hsg. Fin. Agcy. Rev.:
Bonds:
Series 2021 D2, 0.65%, tender 11/1/25 (b)	375,000	355,853
Series 2021 J2, 1.1%, tender 5/1/27 (b)	980,000	885,679
Series 2021 K2, 1%, tender 11/1/26 (b)	265,000	242,256
Series 2023 E2:
3.8%, tender 5/1/27 (b)	670,000	660,978
3.875%, tender 5/1/28 (b)	120,000	118,570
Series 2024 A, 3.375%, tender 11/1/27 (b)	7,285,000	7,071,947
Series J, 0.75% 5/1/25	320,000	307,902
New York State Mtg. Agcy. Homeowner Mtg.:
Series 2023 251:
3.65% 10/1/25 (d)	535,000	531,620
3.7% 4/1/26 (d)	955,000	929,140
Series 221, 3.5% 10/1/32 (d)	35,000	33,956
New York Trans. Dev. Corp.:
(Delta Airlines, Inc. Laguardia Arpt. Terminals C&D Redev. Proj.) Series 2018, 5% 1/1/26 (d)	2,500,000	2,546,007
(Term. 4 JFK Int'l. Arpt. Proj.) Series 2020 A, 5% 12/1/25 (d)	3,050,000	3,082,438
(Term. 4 John F. Kennedy Int'l. Arpt. Proj.):
Series 2020 A, 5% 12/1/27 (d)	1,025,000	1,053,371
Series 2022:
5% 12/1/26 (d)	5,870,000	5,979,089
5% 12/1/27 (d)	1,915,000	1,968,005
New York Urban Dev. Corp. Rev.:
Series 2016 A, 5% 3/15/29	420,000	428,600
Series 2017 C, 5% 3/15/26	1,060,000	1,089,655
Oyster Bay Gen. Oblig. Series 2022, 4% 8/15/24	1,240,000	1,240,174
Suffolk County Gen. Oblig.:
Series 2022 A, 5% 6/15/25	295,000	299,380
Series 2022 B:
5% 10/1/25	340,000	346,537
5% 10/1/26	175,000	181,130
Tobacco Settlement Asset Securitization Corp. Series 2017 A, 5% 6/1/25	1,680,000	1,698,294
Triborough Bridge & Tunnel Auth. Bonds:
Series 2021 A2:
2%, tender 5/15/26 (b)	1,285,000	1,222,481
2%, tender 5/15/28 (b)	450,000	411,039
Series 2021 B, 5%, tender 5/15/26 (b)	5,000,000	5,097,705
Series 2021 C, 5%, tender 5/15/26 (b)	4,200,000	4,282,072
Series 2024 B3, 5%, tender 11/15/25 (b)	3,740,000	3,814,643
Triborough Bridge & Tunnel Auth. Revs. Series 2023 A, 5% 11/15/24	5,370,000	5,402,593
Yonkers Gen. Oblig.:
Series 2021 A, 5% 2/15/26 (Assured Guaranty Muni. Corp. Insured)	400,000	410,303
Series 2021 B, 5% 2/15/26	320,000	328,242
TOTAL NEW YORK		141,765,429
New York And New Jersey - 0.9%
Port Auth. of New York & New Jersey:
Series 193, 5% 10/15/25 (d)	1,000,000	1,016,430
Series 2014 185, 5% 9/1/25 (d)	415,000	415,840
Series 2014 186, 5% 10/15/26 (d)	2,800,000	2,805,399
Series 2015 193, 5% 10/15/27 (d)	1,130,000	1,142,015
Series 2016 195:
5% 10/1/25 (d)	1,065,000	1,081,963
5% 10/1/26 (d)	525,000	537,851
Series 2018, 5% 9/15/25 (d)	2,075,000	2,106,877
Series 2020 221, 5% 7/15/24 (d)	605,000	605,556
Series 2023 242:
5% 12/1/24 (d)	2,430,000	2,442,255
5% 12/1/25 (d)	8,525,000	8,679,336
5% 12/1/26 (d)	4,640,000	4,763,209
5% 12/1/27 (d)	5,000,000	5,183,530
Series 207:
5% 9/15/24 (d)	430,000	431,098
5% 9/15/26 (d)	1,205,000	1,233,853
Series 223, 5% 7/15/25 (d)	885,000	896,756
TOTAL NEW YORK AND NEW JERSEY		33,341,968
North Carolina - 1.2%
Charlotte Int'l. Arpt. Rev.:
Series 2017 B, 5% 7/1/25 (d)	100,000	101,175
Series 2021 B, 5% 7/1/24 (d)	2,000,000	2,001,021
Series 2023 B:
5% 7/1/26 (d)	455,000	465,751
5% 7/1/28 (d)	400,000	416,670
5% 7/1/29 (d)	1,150,000	1,210,092
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Bonds:
Series 2018 B, 1.95%, tender 11/1/29 (b)	3,075,000	2,701,258
Series 2018 C, 3.45%, tender 10/31/25 (b)	2,805,000	2,790,542
Series 2018 E, 0.8%, tender 10/31/25 (b)	1,500,000	1,438,194
Series 2021 B, 5%, tender 12/2/24 (b)	4,285,000	4,309,976
Series 2023 D, 3.625%, tender 6/15/27 (b)	2,350,000	2,310,443
Columbus County Indl. Facilities And Poll. Cont. Fing. Auth. Rev. Bonds Series 2019 C, 2.1%, tender 10/1/24 (b)(d)	2,000,000	1,988,064
New Hanover County Hosp. Rev. Series 2017, 5% 10/1/26 (Escrowed to Maturity)	290,000	298,802
North Carolina Cap. Facilities Fin. Agcy. Rev.:
(Duke Univ. Proj.) Series 2015 B, 5% 10/1/55 (Pre-Refunded to 10/1/25 @ 100)	9,750,000	9,937,169
Bonds (Republic Svcs., Inc. Proj.) Series 2013, 4%, tender 6/1/38 (b)(d)	10,000,000	9,998,145
North Carolina Grant Anticipation Rev.:
Series 2015, 5% 3/1/26	1,850,000	1,865,758
Series 2019, 5% 3/1/25	335,000	338,448
North Carolina Hsg. Fin. Agcy. Multi Hsg. Rev. Bonds Series 2021, 4.5%, tender 6/1/24 (b)	1,000,000	999,981
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 2015 A, 5% 1/1/25	200,000	201,325
Series 2015, 5% 1/1/30 (Pre-Refunded to 1/1/26 @ 100)	605,000	617,527
North Carolina State Ed. Assistance Auth. Student Ln. Rev. Series 2020 A, 5% 6/1/26 (d)	1,000,000	1,016,592
Raleigh Durham Arpt. Auth. Arpt. Rev.:
Series 2017 A, 5% 5/1/27 (d)	745,000	766,664
Series 2020 A, 5% 5/1/27 (d)	130,000	133,780
TOTAL NORTH CAROLINA		45,907,377
North Dakota - 0.0%
North Dakota Hsg. Fin. Agcy. Series 2023 F, 6.25% 1/1/54	70,000	75,454
Ohio - 1.0%
Akron Bath Copley Hosp. District Rev. Series 2016, 5% 11/15/24	45,000	45,112
Allen County Hosp. Facilities Rev. Bonds Series 2022 B1, 5%, tender 8/3/27 (b)	5,000,000	5,187,193
American Muni. Pwr., Inc. Rev.:
Bonds Series 2021 A2, 1%, tender 8/15/24 (b)	565,000	560,838
Series 2023 A:
5% 2/15/25	320,000	322,446
5% 2/15/26	1,775,000	1,811,870
5% 2/15/27	2,790,000	2,900,861
Butler County Hosp. Facilities Rev. Series 2017, 5% 11/15/25	1,500,000	1,501,450
Cleveland Arpt. Sys. Rev.:
Series 2016 A:
5% 1/1/25 (Assured Guaranty Muni. Corp. Insured)	395,000	397,539
5% 1/1/26 (Assured Guaranty Muni. Corp. Insured)	10,000	10,067
Series 2018 A:
5% 1/1/25 (d)	1,425,000	1,431,160
5% 1/1/26 (d)	290,000	294,219
Series 2019 B, 5% 1/1/27 (d)	350,000	358,558
Columbus Gen. Oblig. Series 2023 A, 5% 8/15/26	6,000,000	6,204,162
Columbus-Franklin County Fin. Auth. Bonds (Dering Family Homes Proj.) Series 2023, 5%, tender 2/1/27 (b)	765,000	776,050
Dayton City School District Ctfs. Prtn. Series 2021, 3% 12/1/24	165,000	163,869
Franklin County Rev. Bonds Series 2013 OH, 3.7%, tender 8/1/24 (b)	3,050,000	3,049,822
Hamilton County Swr. Sys. Rev. Series 2024 B:
5% 12/1/24 (e)	1,560,000	1,564,316
5% 12/1/25 (e)	700,000	711,420
5% 12/1/26 (e)	700,000	720,844
5% 12/1/27 (e)	470,000	491,157
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/24	770,000	770,765
5% 8/1/25	310,000	313,970
5% 8/1/26	535,000	547,837
Miami Univ. Series 2022 A, 5% 9/1/24	550,000	551,609
Ohio Higher Edl. Facility Commission Rev. Bonds (Case Western Reserve Univ. Proj.) Series 2019 C, 1.625%, tender 12/1/26 (b)	605,000	559,395
Ohio Hosp. Facilities Rev. Series 2017 A, 5% 1/1/26	500,000	511,735
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
(Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	30,000	29,973
(Mtg.-Backed Securities Prog.) Series 2023 B, 6% 3/1/55	260,000	280,664
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Projs.) Series 2022 A, 5% 2/15/25	1,055,000	1,065,334
Scioto County Hosp. Facilities Rev.:
Series 2016:
5% 2/15/25	35,000	35,182
5% 2/15/26	405,000	410,054
Series 2019, 5% 2/15/29	600,000	612,517
Toledo Gen. Oblig. Series 2020:
3% 12/1/24	510,000	506,242
3% 12/1/24	425,000	421,868
Univ. of Akron Gen. Receipts Series 2019 A, 5% 1/1/25	400,000	403,099
Univ. of Cincinnati Gen. Receipts Series 2024 C, 5% 6/1/26 (e)	1,250,000	1,286,838
Wooster Ohio Series 2023, 4.5% 6/7/24	2,000,000	2,000,096
TOTAL OHIO		38,810,131
Oklahoma - 0.7%
Cleveland County Edl. Facilities Auth.:
(Moore Pub. Schools Proj.) Series 2021, 4% 6/1/25	295,000	295,852
(Norman Pub. Schools Proj.) Series 2019, 5% 6/1/25	3,500,000	3,543,972
Jackson County Facilities Auth. Rev. (Jackson County Courthouse Proj.) Series 2022:
3% 10/1/24	400,000	397,397
3% 10/1/25	730,000	715,584
Mcintosh County Edl. Facilities Auth. (Checotah Pub. School Proj.) Series 2022, 2% 9/1/25	650,000	627,651
Oklahoma City Arpt. Trust Series 2018, 5% 7/1/24 (d)	1,665,000	1,665,586
Oklahoma County Independent School District #89 Oklahoma City Series 2023 A, 3% 7/1/26	5,990,000	5,877,087
Oklahoma Dev. Fin. Auth. Health Sys. Rev.:
Series 2015 A, 5% 8/15/27	1,590,000	1,603,340
Series 2020 C, 3.8% 8/15/31 (b)	2,450,000	2,450,000
Oklahoma Hsg. Fin. Agcy. Single Family Mtg. Rev.:
(Homeownership Ln. Prog.) Series 2023 C, 6% 3/1/54	50,000	53,990
(Homeownership Load Prog.) Series 2023 D, 6.5% 9/1/54	55,000	60,921
Oklahoma Tpk. Auth. Tpk. Rev. Series 2017 D, 5% 1/1/25	315,000	317,537
Payne County Econ. Dev. Auth. (Stillwater Pub. Schools Proj.) Series 2024, 5% 9/1/28 (e)	5,000,000	5,246,965
Tulsa County Independent School District #1 Series 2021 B, 0.25% 9/1/24	4,000,000	3,943,421
Tulsa County Indl. Auth. Edl. Facilities Lease Rev. (Berryhill Pub. School Proj.) Series 2020:
4% 9/1/24	445,000	444,736
4% 9/1/25	690,000	691,353
Univ. of Oklahoma Gen. Rev. Series 2020 B, 4% 7/1/24	490,000	489,954
Washington County Okla Edl. Facsa (Dewey Pub. Schools Proj.) Series 2023, 5% 9/1/27	455,000	466,012
TOTAL OKLAHOMA		28,891,358
Oregon - 0.5%
Marion & Polk Counties Salem-Keizer School District #24J Series 2020, 0% 6/15/28	370,000	308,843
Multnomah County Hosp. Facilities Auth. Rev. Bonds Series 2019, 5%, tender 3/1/25 (b)	6,185,000	6,192,183
Oregon Bus. Dev. Commission Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 2023 232, 3.8%, tender 6/15/28 (b)	2,000,000	1,984,069
Oregon Facilities Auth. Rev. (Samaritan Health Svcs. Proj.) Series 2016 A, 5% 10/1/29	1,000,000	1,013,048
Oregon Gen. Oblig. Series 2024 D, 5% 6/1/28	2,500,000	2,660,692
Oregon State Hsg. & Cmnty. Svcs. Dept. (Single - Family Mtg. Prog.) Series 2023 D, 3.55% 9/28/24	2,000,000	1,996,028
Port of Morrow Full Faith and Cr. Obligations Series 2021 D:
4% 12/1/24	150,000	149,962
4% 12/1/25	150,000	150,386
Port of Portland Arpt. Rev.:
Series 2014 22, 5% 7/1/25 (d)	1,255,000	1,255,918
Series 2022, 5% 7/1/25 (d)	2,115,000	2,139,857
Series 26 C, 5% 7/1/26 (d)	1,150,000	1,175,325
Salem Hosp. Facility Auth. Rev. (Cap. Manor Proj.) Series 2022, 5% 5/15/26	135,000	135,743
TOTAL OREGON		19,162,054
Pennsylvania - 3.2%
Allegheny County Arpt. Auth. Rev. Series 2023 A, 5% 1/1/27 (Assured Guaranty Muni. Corp. Insured) (d)	680,000	697,801
Allegheny County Hosp. Dev. Auth. Rev.:
Bonds Series 2017 E, 0.700% x SIFMA Municipal Swap Index 4.06%, tender 5/15/27 (b)(c)	4,000,000	3,980,383
Series 2019 A, 5% 7/15/24	1,745,000	1,746,500
Series 2021 B:
5% 10/15/24	705,000	707,846
5% 10/15/25	740,000	753,643
Allegheny County Sanitation Auth. Swr. Rev. Series 2020 A, 4% 6/1/24	300,000	299,998
Commonwealth Fing. Auth. Rev. Series 2019 B, 5% 6/1/24	275,000	275,006
Commonwealth Fing. Auth. Tobacco Series 2018, 5% 6/1/25	1,755,000	1,772,672
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Series 2022, 5% 1/1/25	1,805,000	1,818,492
Geisinger Auth. Health Sys. Rev. Bonds Series 2020 B, 5%, tender 2/15/27 (b)	4,975,000	5,102,443
Lancaster County Hosp. Auth. Health Ctr. Rev. (Masonic Villages Proj.) Series 2023, 5.5% 11/1/24	835,000	837,487
Laurel Highlands School District Series 2021, 4% 2/1/25	345,000	345,051
Lycoming County Auth. Rev. Bonds Series 2013 S2, 4.5%, tender 10/31/24 (b)	1,400,000	1,393,440
Montgomery County Higher Ed. & Health Auth. Rev. Series 2019, 5% 9/1/26	1,250,000	1,274,276
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2019 B1, 4.05%, tender 7/15/24 (b)(d)	6,550,000	6,549,625
(Republic Svcs., Inc. Proj.):
Series 2014, 4%, tender 7/1/24 (b)(d)	11,200,000	11,198,803
Series 2019 B2, 4%, tender 7/15/24 (b)(d)	9,880,000	9,870,236
(Waste Mgmt., Inc. Proj.):
Series 2017 A, 0.58%, tender 8/1/24 (b)(d)	1,200,000	1,191,790
Series 2021 A, SIFMA Municipal Swap Index + 0.000% 4.25%, tender 6/3/24 (b)(c)(d)	1,365,000	1,365,000
Series 2021 A2, 4.6%, tender 10/1/26 (b)(d)	9,005,000	9,111,692
Series 2011, 2.15%, tender 7/1/24 (b)(d)	775,000	772,899
Pennsylvania Gen. Oblig.:
Series 2018:
3.2% 3/1/29	640,000	615,777
3.35% 3/1/30	950,000	915,679
5% 3/1/28	1,215,000	1,285,890
Series 2019, 5% 7/15/26	1,650,000	1,701,398
Series 2021, 5% 5/15/27	2,300,000	2,404,655
Series 2023:
5% 9/1/26	6,590,000	6,808,718
5% 9/1/27	16,250,000	17,066,356
Pennsylvania Hsg. Fin. Agcy.:
Series 2021 134B, 5% 10/1/24 (d)	1,000,000	1,001,095
Series 2021 135 B:
5% 10/1/24 (d)	805,000	805,881
5% 4/1/25 (d)	180,000	180,745
Series 2021 137:
5% 4/1/25	200,000	201,720
5% 10/1/26	280,000	287,495
Series 2022 138, 5% 4/1/25	2,415,000	2,435,763
Pennsylvania Tpk. Commission Registration Fee Rev. Bonds Series 2023, 3.36%, tender 7/15/26 (b)	8,000,000	8,002,670
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2017 B2:
5% 6/1/28	410,000	422,957
5% 6/1/29	690,000	713,072
Series 2022 B:
5% 12/1/24	695,000	699,368
5% 12/1/25	425,000	434,274
Philadelphia Arpt. Rev.:
Series 2015 A, 5% 6/15/26 (d)	1,000,000	1,007,458
Series 2017 A, 5% 7/1/24	40,000	40,025
Series 2017 B:
5% 7/1/24 (d)	1,160,000	1,160,464
5% 7/1/25 (d)	440,000	444,522
5% 7/1/26 (d)	3,360,000	3,425,243
Series 2020 C, 5% 7/1/25 (d)	2,450,000	2,475,177
Series 2021:
5% 7/1/24 (d)	1,970,000	1,970,787
5% 7/1/25 (d)	4,245,000	4,288,623
5% 7/1/28 (d)	95,000	98,886
Philadelphia Auth. for Indl. Dev. Series 2020 C, 4% 11/1/24	535,000	534,020
Philadelphia Gas Works Rev. Series 2015 13:
5% 8/1/25	420,000	425,728
5% 8/1/29	2,000,000	2,023,496
Reading School District Series 2017:
5% 3/1/25 (Assured Guaranty Muni. Corp. Insured)	5,000	5,045
5% 3/1/26 (Assured Guaranty Muni. Corp. Insured)	5,000	5,115
5% 3/1/27 (Assured Guaranty Muni. Corp. Insured)	5,000	5,158
5% 3/1/28 (Assured Guaranty Muni. Corp. Insured)	5,000	5,158
Southcentral Pennsylvania Gen. Auth. Rev. Series 2021 TT2:
5% 5/1/25	340,000	342,566
5% 5/1/26	320,000	325,214
Township of East Vincent Gen. Oblig. Series 2021, 3% 12/1/24	250,000	248,341
Westmoreland County Indl. Dev. Auth. (Excela Health Proj.) Series 2020 A, 4% 7/1/24	450,000	449,450
TOTAL PENNSYLVANIA		126,329,072
Rhode Island - 0.1%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev. Series 2016, 5% 5/15/25	120,000	120,778
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev. Series 2015, 5% 5/15/25 (Assured Guaranty Muni. Corp. Insured)	130,000	131,516
Rhode Island Health and Edl. Bldg. Corp. Higher Ed. Facility Rev. Series 2024:
5% 6/1/28	350,000	370,182
5% 6/1/29	350,000	374,994
5% 6/1/30	335,000	363,211
5% 6/1/31	350,000	383,411
5% 6/1/32	465,000	514,139
Rhode Island Hsg. & Mtg. Fin. Corp.:
Series 2019 70, 4% 10/1/49	45,000	44,536
Series 2022 76 A:
5% 4/1/27	35,000	36,132
5% 4/1/28	250,000	260,316
5% 4/1/29	300,000	316,934
Rhode Island Student Ln. Auth. Student Ln. Rev.:
Series 2018 A, 5% 12/1/25 (d)	855,000	864,543
Series 2019 A:
5% 12/1/26 (d)	570,000	580,815
5% 12/1/28 (d)	490,000	508,310
Series A, 4% 12/1/26 (d)	145,000	142,902
Tobacco Settlement Fing. Corp. Series 2015 A:
5% 6/1/26	75,000	75,651
5% 6/1/27	20,000	20,187
TOTAL RHODE ISLAND		5,108,557
South Carolina - 0.3%
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015, 5% 12/1/26	25,000	25,263
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev.:
Series 2019 A, 4% 1/1/50	75,000	73,910
Series 2023 B, 6% 1/1/54	150,000	161,971
South Carolina Jobs-Econ. Dev. Auth. Hosp. Impt. Rev. Bonds Series 2020 B, 5%, tender 10/1/25 (b)	200,000	202,698
South Carolina Ports Auth. Ports Rev.:
Series 2015 (AMT), 5% 7/1/45 (Pre-Refunded to 7/1/25 @ 100) (d)	1,260,000	1,275,488
Series 2015:
5.25% 7/1/50 (Pre-Refunded to 7/1/25 @ 100) (d)	7,470,000	7,581,347
5.25% 7/1/55 (Pre-Refunded to 7/1/25 @ 100) (d)	445,000	451,633
5.25% 7/1/55 (Pre-Refunded to 7/1/25 @ 100) (d)	1,075,000	1,091,024
Series 2019 B, 5% 7/1/26 (d)	185,000	187,912
South Carolina Pub. Svc. Auth. Rev.:
Series 2014 C, 5% 12/1/25	190,000	190,511
Series 2015 A, 5% 12/1/25	115,000	115,616
Series 2020 A:
5% 12/1/24	40,000	40,172
5% 12/1/24 (Escrowed to Maturity)	230,000	231,498
5% 12/1/24 (Escrowed to Maturity)	95,000	95,619
Series 2021 A:
5% 12/1/24	375,000	376,617
5% 12/1/25	850,000	863,532
Series 2022 C, 5% 12/1/25	360,000	365,731
Series 2022 E:
5% 12/1/25	150,000	152,388
5% 12/1/26	170,000	174,192
TOTAL SOUTH CAROLINA		13,657,122
South Dakota - 0.5%
South Dakota Board of Regents Hsg. and Auxiliary Facilities Series 2021, 3% 4/1/25	500,000	493,752
South Dakota Hsg. Dev. Auth.:
Bonds Series 2023 J, 3.875%, tender 12/12/24 (b)	17,800,000	17,784,368
Series 2017 D, 4% 11/1/47	345,000	341,945
Series 2023 G, 6.25% 5/1/55	100,000	107,796
TOTAL SOUTH DAKOTA		18,727,861
Tennessee - 1.3%
Jackson Hosp. Rev. Series 2015, 5% 4/1/27	5,750,000	5,777,299
Johnson City Health & Edl. Hosp. Rev. Series 2023 A:
5% 7/1/25	1,250,000	1,262,582
5% 7/1/26	400,000	407,988
Memphis Health, Edl. & Hsg. Facilities Board Series 2020, 4% 12/1/24	9,500,000	9,497,085
Memphis-Shelby County Arpt. Auth. Arpt. Rev.:
Series 2020 B:
5% 7/1/24 (d)	3,750,000	3,751,321
5% 7/1/25 (d)	2,200,000	2,221,218
Series 2021 A, 5% 7/1/25 (d)	2,750,000	2,776,523
Series 2021 C:
1.875% 7/1/25 (d)	675,000	648,214
5% 7/1/24 (d)	1,850,000	1,850,652
Metropolitan Gov Nashvle&David Ind. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 0.58%, tender 8/1/24 (b)(d)	400,000	397,263
Metropolitan Nashville Arpt. Auth. Rev.:
Series 2019 B:
5% 7/1/25 (d)	1,910,000	1,927,417
5% 7/1/26 (d)	1,695,000	1,727,913
Series 2022 B, 5% 7/1/26 (d)	600,000	612,491
Nashville and Davidson County Metropolitan Govt. Gen. Oblig. Series 2017, 4% 7/1/28	1,440,000	1,462,553
Tennergy Corp. Gas Rev. Bonds Series 2019 A, 5%, tender 10/1/24 (b)	8,600,000	8,623,466
Tennessee Energy Acquisition Corp. Bonds:
Series 2018, 4%, tender 11/1/25 (b)	3,500,000	3,497,214
Series 2023 A1, 5%, tender 5/1/28 (b)	3,000,000	3,099,092
Tennessee Hsg. Dev. Agcy. Series 2015 A, 3.5% 7/1/45	105,000	103,799
Tennessee Hsg. Dev. Agcy. Residential Series 2021 3A, 3% 1/1/52	215,000	205,387
TOTAL TENNESSEE		49,849,477
Texas - 8.3%
Alvin Independent School District Series 2024, 5% 2/15/29	750,000	804,135
Andrews County Hosp. District Series 2021, 5% 3/15/26	1,430,000	1,455,282
Atascosa County Indl. Dev. Corp. Poll. Cont. Rev. Series 2020, 5% 12/15/24	550,000	553,264
Austin Arpt. Sys. Rev.:
Series 2014, 5% 11/15/26 (d)	715,000	715,712
Series 2019:
5% 11/15/24 (d)	3,360,000	3,370,602
5% 11/15/25 (d)	3,230,000	3,272,905
Bexar County Gen. Oblig. Series 2014, 5% 6/15/25	960,000	961,318
Boerne Independent School District Bonds:
Series 2023, 3.125%, tender 2/1/27 (b)	6,945,000	6,809,101
Series 2024, 4%, tender 2/1/28 (b)(e)	1,295,000	1,317,616
Central Reg'l. Mobility Auth.:
Series 2016, 5% 1/1/26	75,000	76,457
Series 2020 B:
5% 1/1/25	125,000	125,766
5% 1/1/26	125,000	127,428
Series 2020 F, 5% 1/1/25	7,540,000	7,542,541
Series 2021 C, 5% 1/1/27	1,180,000	1,202,658
Clear Creek Independent School District Bonds:
Series 2013 B, 3.6%, tender 8/15/25 (b)	5,785,000	5,771,845
Series 2021 B, 0.28%, tender 8/15/24 (b)	630,000	624,869
Clifton Higher Ed. Fin. Corp. Ed. Rev.:
Series 2022 A, 5% 8/15/26	475,000	482,413
Series 2024:
5% 8/15/26	325,000	334,226
5% 8/15/27	340,000	354,625
Cypress-Fairbanks Independent School District Bonds Series 2015 B1, 0.28%, tender 8/15/24 (b)	4,070,000	4,036,854
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2020 A, 5% 11/1/24	225,000	226,068
Series 2021 B, 5% 11/1/24	3,500,000	3,516,616
Series 2023 B, 5% 11/1/25	5,000,000	5,097,460
Series 2023 C, 5% 11/1/26 (d)	1,800,000	1,844,429
Dallas Gen. Oblig.:
Series 2023 A:
5% 2/15/25	1,170,000	1,181,440
5% 2/15/26	3,250,000	3,334,182
Series 2024 A:
5% 2/15/25	7,800,000	7,876,270
5% 2/15/26	7,800,000	8,002,036
Dallas Hsg. Fin. Corp. Multi-family Hsg. Rev. Bonds Series 2023:
5%, tender 12/1/25 (b)	400,000	404,335
5%, tender 3/1/26 (b)	1,080,000	1,090,589
Dallas Tex Spl. Tax Rev. Bonds Series 2023, 6%, tender 8/15/28 (b)(f)	8,500,000	8,569,013
Denton Independent School District:
Bonds:
Series 2014 B, 2%, tender 8/1/24 (b)	100,000	99,688
Series 2019:
2%, tender 8/1/24 (b)	75,000	74,748
2%, tender 8/1/24 (b)	425,000	423,495
Series 2016, 0% 8/15/25	35,000	33,509
East Downtown Redev. Auth. Series 2021:
5% 9/1/24	405,000	405,427
5% 9/1/26	300,000	301,786
El Paso Wtr. & Swr. Rev. Series 2017, 5% 3/1/30	1,000,000	1,032,977
Energy Acquisition Pub. Facility Corp. Series 2007, 5.5% 8/1/25	1,075,000	1,089,047
Forney Independent School District Series 2021 B, 5% 8/15/25	1,010,000	1,027,217
Fort Bend County Gen. Oblig. Series 2015 B, 5% 3/1/29	3,455,000	3,482,260
Fort Bend County Tex Muni. Util. Di Series 2022, 5.25% 9/1/26	1,005,000	1,039,408
Fort Bend Independent School District:
Bonds:
Series 2020 B, 0.875%, tender 8/1/25 (b)	3,135,000	3,021,629
Series 2021 B, 0.72%, tender 8/1/26 (b)	2,125,000	1,947,408
Series 2022 B, 3.65%, tender 8/1/24 (b)	4,000,000	3,994,373
Series 2024 B, 4%, tender 8/1/27 (b)(e)	10,000,000	10,079,200
Galveston Pub. Facility Corp. Multifamily Hsg. Rev. Bonds Series 2021, 0.47%, tender 8/1/24 (b)	3,000,000	2,980,608
Goose Creek Consolidated Independent School District Bonds Series 2021 B, 0.6%, tender 8/17/26 (b)	500,000	466,478
Hale Ctr. Ed. Facilities Corp. (Wayland Baptist Univ. Proj.) Series 2022, 5% 3/1/25	475,000	476,012
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Bonds:
Series 2019 B:
5%, tender 10/1/24 (b)	5,000,000	5,016,071
5%, tender 12/1/24 (b)	3,345,000	3,360,597
Series 2020 A, 0.9%, tender 5/15/25 (b)	3,180,000	3,068,710
Series 2020 C2, 5%, tender 12/1/24 (b)	200,000	200,933
Series 2014 A, 5% 12/1/26	120,000	120,604
Series 2020 A, 4% 7/1/25	250,000	250,797
Houston Arpt. Sys. Rev.:
Series 2018 A, 5% 7/1/24 (d)	1,000,000	1,000,416
Series 2018 C, 5% 7/1/25 (d)	1,900,000	1,919,925
Series 2021 A:
5% 7/1/24 (d)	500,000	500,208
5% 7/1/26 (d)	1,250,000	1,276,023
Series 2023 A:
5% 7/1/26 (Assured Guaranty Muni. Corp. Insured) (d)	2,000,000	2,045,648
5% 7/1/28 (Assured Guaranty Muni. Corp. Insured) (d)	4,000,000	4,163,638
Houston Convention and Entertainment Facilities Dept. Hotel Occupancy Tax and Spl. Rev.:
Series 2015, 5% 9/1/27	1,215,000	1,218,101
Series 2021:
4% 9/1/24	250,000	249,832
4% 9/1/25	215,000	215,406
4% 9/1/26	275,000	276,151
Houston Hsg. Fin. Corp. Multi-family Hsg. Rev. Bonds Series 2023, 5%, tender 8/1/26 (b)	3,940,000	3,995,355
Houston Independent School District:
Bonds:
Series 2014 A2, 3.5%, tender 6/1/25 (b)	4,775,000	4,739,693
Series 2023 C, 4%, tender 6/1/25 (b)	8,765,000	8,742,418
Series 2017, 5% 2/15/27	3,015,000	3,142,977
Houston Util. Sys. Rev.:
Series 2016 B, 5% 11/15/25	1,750,000	1,787,166
Series 2021 A, 5% 11/15/27	1,000,000	1,049,483
Series 2024 A, 5% 11/15/25	4,000,000	4,084,950
Hsg. Synergy PFC Multifamily Hsg. Bonds (Villages of Westlake Apts.) Series 2022, 3.5%, tender 8/1/24 (b)	4,000,000	3,991,613
Katy Independent School District Bonds Series 2021 C, 1.5%, tender 8/15/24 (b)	2,500,000	2,483,975
Kilgore Independent School District Bonds Series 2022, 2%, tender 8/15/25 (b)	4,000,000	3,916,585
Klein Independent School District Series 2015 A, 5% 8/1/24	225,000	225,430
Leander Independent School District Series 2023 A, 0% 2/15/27	1,000,000	901,631
Love Field Arpt. Modernization Rev.:
Series 2015, 5% 11/1/25 (d)	1,000,000	1,012,881
Series 2017:
5% 11/1/24 (d)	750,000	752,093
5% 11/1/25 (d)	730,000	739,403
Series 2021:
5% 11/1/24 (d)	3,560,000	3,567,328
5% 11/1/25 (d)	5,125,000	5,179,788
5% 11/1/26 (d)	405,000	412,567
5% 11/1/27 (d)	415,000	426,682
Lower Colorado River Auth. Rev.:
(LCRA Transmission Servces Corp. Proj.) Series 2022, 5% 5/15/26	700,000	720,309
(LCRA Transmission Svcs. Corp. Proj.):
Series 2020:
5% 5/15/25	510,000	516,936
5% 5/15/26	1,250,000	1,286,266
Series 2021, 5% 5/15/26	3,160,000	3,251,680
Series 2023, 5% 5/15/25 (Assured Guaranty Muni. Corp. Insured)	3,275,000	3,321,074
Series 2022, 5% 5/15/25 (Assured Guaranty Muni. Corp. Insured)	1,435,000	1,454,516
Lubbock Elec. Lt. & Pwr. Sys. Rev. Series 2021, 5% 4/15/25	725,000	733,590
Magnolia Independent School District Series 2023, 5% 8/15/24	2,100,000	2,104,747
Mc Kinney Tex Series 2023 A:
5% 8/15/27	180,000	188,544
5% 8/15/28	350,000	371,434
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.):
Series 2008 A, 4.05%, tender 8/1/24 (b)(d)	4,900,000	4,900,009
Series 2020 A, 4.05%, tender 8/1/24 (b)(d)	6,100,000	6,100,012
(Waste Mgmt., Inc. Proj.):
Series 2018, 0.375% x SIFMA Municipal Swap Index 3.735%, tender 6/6/24 (b)(c)(d)	3,425,000	3,423,684
Series 2020 A, 4.1%, tender 6/3/24 (b)(d)	4,000,000	4,000,000
Series 2020 B, 4.1%, tender 6/3/24 (b)(d)	5,600,000	5,600,000
(Waste Mgmt., INC. Proj.) Series 2023 A, 4.25%, tender 6/3/24 (b)	3,000,000	3,000,000
New Caney Independent School District Bonds Series 2018, 1.25%, tender 8/15/24 (b)	1,900,000	1,888,921
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/26	55,000	55,900
North East Texas Independent School District:
Bonds Series 2023, 3.6%, tender 8/1/24 (b)	3,000,000	2,995,155
Series 2015, 3% 8/1/27	920,000	886,466
North Texas Tollway Auth. Rev.:
Series 2017 A, 5% 1/1/26	65,000	65,031
Series 2019 B, 5% 1/1/25	325,000	327,538
Series 2020 A, 5% 1/1/25	265,000	267,009
Series 2021 B, 5% 1/1/26	695,000	711,656
Series 2023 A, 5% 1/1/27	275,000	285,612
Northside Independent School District Bonds:
Series 2020, 0.7%, tender 6/1/25 (b)	820,000	795,366
Series 2023 B, 3%, tender 8/1/26 (b)	5,250,000	5,152,924
Series 2024 B, 3.45%, tender 8/1/27 (b)	8,835,000	8,772,372
Pecos Barstow Toyah Independent School District Series 2023, 5% 2/15/25	1,250,000	1,262,396
Plainview Tex Independent School District Bonds Series 2020 B, 4%, tender 8/15/26 (b)	2,000,000	1,993,431
Port of Houston Auth. Series 2023, 5% 10/1/26	955,000	987,920
Prosper Independent School District Bonds Series 2019 B, 4%, tender 8/15/26 (b)	2,900,000	2,896,512
San Antonio Arpt. Sys. Rev. Series 2019 A:
5% 7/1/25 (d)	400,000	404,490
5% 7/1/26 (d)	500,000	510,409
San Antonio Elec. & Gas Sys. Rev.:
Bonds:
Series 2018, SIFMA Municipal Swap Index + 0.870% 4.23%, tender 12/1/25 (b)(c)	4,065,000	4,059,194
Series 2022, 2%, tender 12/1/27 (b)	1,555,000	1,425,690
Series 2023, 3.65%, tender 12/1/26 (b)	4,000,000	3,972,069
Series 2016, 5% 2/1/25 (Escrowed to Maturity)	330,000	332,668
Series 2022, 5% 2/1/26	545,000	557,800
San Antonio Wtr. Sys. Rev. Bonds Series 2013 F, 1%, tender 11/1/26 (b)	4,250,000	3,839,876
Splendora Independent School District Series 2016 A, 5% 2/15/25	200,000	201,693
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. Bonds (Baylor Scott & White Health Proj.) Series 2022 E, 5%, tender 5/15/26 (b)	10,285,000	10,513,139
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A:
5% 2/15/25	1,240,000	1,250,735
5% 2/15/26	35,000	35,812
Series 2024 B, 5% 7/1/24	5,000,000	5,003,940
Texas A&M Univ. Rev. Series 2021 A, 5% 5/15/26	725,000	746,559
Texas Affordable Hsg. Corp. Multi-family Hsg. Rev. Bonds Series 2023, 3.625%, tender 1/1/27 (b)	1,120,000	1,091,115
Texas Dept. of Hsg. & Cmnty. Affairs Residential Mtg. Rev. Series 2023 B, 6% 1/1/54	655,000	707,711
Texas Gen. Oblig.:
Series 2015, 5% 8/1/26 (d)	7,875,000	7,952,743
Series 2019:
4% 8/1/25 (d)	3,005,000	3,011,211
5% 8/1/25 (d)	2,805,000	2,842,334
Texas Muni. Gas Acquisition & Supply Corp. Series 2023 B:
5.25% 1/1/25	895,000	899,007
5.25% 1/1/27	1,070,000	1,091,201
Texas Muni. Pwr. Agcy. Rev. Series 2021, 3% 9/1/24 (Assured Guaranty Muni. Corp. Insured)	850,000	846,652
Texas Trans. Commission Central Texas Tpk. Sys. Rev. Series 2015 C:
5% 8/15/24	205,000	205,160
5% 8/15/25	1,245,000	1,246,779
Texas Trans. Commission Hwy. Impt. Gen. Oblig. Bonds Series 2014 B, 0.65%, tender 4/1/26 (b)	3,750,000	3,480,919
Texas Trans. Commission State Hwy. Fund Rev. Series 2016 A, 5% 10/1/25	3,210,000	3,273,856
Univ. of Houston Univ. Revs. Series 2022 A, 5% 2/15/25	1,620,000	1,636,267
Univ. of Texas Board of Regents Sys. Rev. Series 2016 J, 5% 8/15/24	1,845,000	1,849,424
Waco Edl. Fin. Corp. Rev. Series 2021, 4% 3/1/25	400,000	400,670
Waco Gen. Oblig. Series 2022, 5% 2/1/26	2,065,000	2,115,179
Wise County Tex Lease Rev. Series 2021, 5% 8/15/27	1,000,000	1,032,100
TOTAL TEXAS		325,945,815
Utah - 0.5%
Salt Lake City Arpt. Rev.:
Series 2017 A, 5% 7/1/24 (d)	150,000	150,053
Series 2018 A:
5% 7/1/25 (d)	3,500,000	3,533,756
5% 7/1/26 (d)	2,000,000	2,038,835
Series 2021 A, 5% 7/1/24 (d)	1,000,000	1,000,352
Series 2023 A:
5% 7/1/25 (d)	700,000	706,751
5% 7/1/26 (d)	2,390,000	2,436,408
5% 7/1/28 (d)	1,000,000	1,040,910
Utah County Hosp. Rev. Bonds:
Series 2018 B2, 5%, tender 8/1/24 (b)	4,760,000	4,763,741
Series 2020 B1, 5%, tender 8/1/24 (b)	1,515,000	1,518,808
Series 2020 B2, 5%, tender 8/1/26 (b)	2,430,000	2,480,383
Utah Infrastructure Agcy. Series 2021, 3% 10/15/24	500,000	496,407
TOTAL UTAH		20,166,404
Vermont - 0.1%
Vermont Student Assistant Corp. Ed. Ln. Rev.:
Series 2019 A, 5% 6/15/25 (d)	1,300,000	1,307,454
Series 2020 A, 5% 6/15/27 (d)	665,000	675,169
TOTAL VERMONT		1,982,623
Virginia - 1.8%
Arlington County IDA Hosp. Facilities Series 2020, 5% 7/1/24	425,000	425,214
Arlington County Indl. Dev. Auth. Multi-family Hsg. Rev. Series 2023 A, 5% 1/1/26	3,975,000	4,026,120
Chesapeake Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Compnay Proj.) Series 2008 A, 3.65%, tender 10/1/27 (b)	4,040,000	3,971,220
Chesapeake Hosp. Auth. Hosp. Facility Rev. Series 2019, 5% 7/1/26	2,000,000	2,049,171
Chesterfield County Series 2015 B, 3% 1/1/26	5,000,000	4,923,031
Fairfax County Redev. & Hsg. Auth. Rev. Bonds (Dominion Square North Proj.) Series 2023, 5%, tender 1/1/28 (b)	170,000	173,968
Halifax County Indl. Dev. Auth. Bonds (Virgina Elec. and Pwr. Co. Proj.) Series 2010 A, 3.8%, tender 5/28/27 (b)	1,015,000	1,007,709
Loudoun County Gen. Oblig. Series 2020 B, 5% 12/1/25	305,000	312,188
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2008 B, 0.75%, tender 9/2/25 (b)	4,000,000	3,754,853
Norfolk Arpt. Auth.:
Series 2021 A:
4% 7/1/24	1,170,000	1,169,773
4% 7/1/25	1,000,000	1,002,875
Series 2021 B, 5% 7/1/24 (d)	400,000	400,093
Southampton County Indl. Bonds (PRTA-Virginia One, LLC Proj.) Series 2023, 4.875%, tender 12/12/24 (b)(d)	18,600,000	18,565,462
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
5% 6/15/25	20,000	20,195
5% 6/15/26	35,000	35,688
Virginia Hsg. Dev. Auth. Commonwealth Mtg. Rev. Bonds Series 2023, 3.9%, tender 7/1/25 (b)	6,000,000	5,974,885
Virginia Port Auth. Commonwealth Port Rev. Series 2015:
5% 7/1/28 (Pre-Refunded to 7/1/25 @ 100) (d)	4,230,000	4,279,762
5% 7/1/38 (Pre-Refunded to 7/1/25 @ 100) (d)	500,000	505,882
Virginia Port Auth. Port Facilities Rev. Series 2015 A, 5% 7/1/31 (Pre-Refunded to 7/1/25 @ 100) (d)	300,000	303,529
Virginia Pub. Bldg. Auth. Pub. Facilities Rev.:
Series 2016 C:
5% 8/1/24 (d)	600,000	600,815
5% 8/1/25 (d)	1,000,000	1,014,107
Series 2019 B:
5% 8/1/25 (d)	3,375,000	3,422,610
5% 8/1/26 (d)	2,410,000	2,472,314
Virginia Small Bus. Fing. A Bonds (Pure Salmon Virginia LLC Proj.) Series 2022, 5%, tender 11/15/24 (b)(d)	9,800,000	9,799,850
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 3.8%, tender 5/28/27 (b)	2,000,000	1,985,633
TOTAL VIRGINIA		72,196,947
Washington - 1.0%
King County Hsg. Auth. Rev.:
Series 2019, 4% 11/1/24	135,000	134,998
Series 2020, 3% 6/1/25	275,000	269,228
Series 2021, 3% 12/1/25	825,000	800,154
King County Swr. Rev. Bonds Series 2020 B, 0.875%, tender 1/1/26 (b)	4,925,000	4,575,889
King County Wash Hsg. Auth. Afford (Kirkland Heights Proj.):
Series 2023 A1, 5% 1/1/28	120,000	121,968
Series 2023 A2, 5% 1/1/28	65,000	66,710
Port of Seattle Rev.:
Series 2015 C, 5% 4/1/25 (d)	2,000,000	2,005,417
Series 2016, 5% 2/1/25	290,000	292,365
Series 2018 A:
5% 5/1/26 (d)	455,000	463,689
5% 5/1/27 (d)	2,140,000	2,202,692
Series 2019:
5% 4/1/25 (d)	280,000	282,090
5% 4/1/26 (d)	500,000	509,083
Series 2021 C:
5% 8/1/24 (d)	2,260,000	2,262,473
5% 8/1/25 (d)	390,000	394,339
5% 8/1/29 (d)	645,000	674,589
Series 2021, 5% 9/1/24 (d)	1,080,000	1,081,943
Series 2022 B:
5% 8/1/24 (d)	1,420,000	1,421,554
5% 8/1/25 (d)	1,335,000	1,349,851
5% 8/1/26 (d)	835,000	852,255
Seattle Hsg. Auth. Rev.:
(Juniper Apts. Proj.) Series 2023, 5% 6/1/27	650,000	661,689
(Northgate Plaza Proj.) Series 2021, 1% 6/1/26	1,740,000	1,605,979
Skagit County Wash Pub. Hosp. District Series 2016, 4% 12/1/26	1,300,000	1,276,727
Snohomish Co. Wash 015 Edmds Series 2024, 5% 12/1/25 (e)	5,100,000	5,214,425
Tacoma Elec. Sys. Rev. Series 2017:
5% 1/1/25	25,000	25,190
5% 1/1/26	35,000	35,877
Univ. of Washington Univ. Revs. Series 2020 C, 5% 4/1/26	1,000,000	1,028,456
Washington Gen. Oblig.:
Series 2015 E, 5% 7/1/25	2,230,000	2,248,028
Series 2016 B, 5% 7/1/25	1,075,000	1,091,667
Series R 2020 A, 5% 1/1/25	250,000	251,856
Washington Health Care Facilities Auth. Rev.:
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/25	205,000	206,108
5% 8/15/26	115,000	115,860
5% 8/15/27	50,000	50,650
Series 2015 B, 5% 8/15/27	1,500,000	1,514,510
Series 2015:
5% 7/1/24	1,250,000	1,250,391
5% 7/1/27	1,250,000	1,258,650
Washington Hsg. Fin. Commission Series 2021 2N, 5% 6/1/25	945,000	955,709
Washington Hsg. Fin. Commission Multi-family Hsg. Rev. Bonds (Ardea At Totem Lake Apts. Proj.) Series 2023, 5%, tender 2/1/27 (b)	805,000	816,301
TOTAL WASHINGTON		39,369,360
West Virginia - 0.3%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds:
(Allegheny Metallurgical Proj.) Series 2023, 4.75%, tender 8/1/24 (b)(d)	5,700,000	5,706,209
(Appalachian Pwr. Co. - Amos Proj.) Series 2015 A, 3.375%, tender 6/15/28 (b)	2,000,000	1,948,033
(Appalachian Pwr. Co. Amos Proj.) Series 2010 A, 0.625%, tender 12/15/25 (b)	2,000,000	1,859,090
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2016 A, 5% 6/1/24	1,490,000	1,490,027
TOTAL WEST VIRGINIA		11,003,359
Wisconsin - 1.5%
Blue Ridge Healthcare Pub. Fin. Auth. Series 2020 A, 5% 1/1/25	300,000	301,212
Clayton Town Series 2021 B, 2% 6/1/26	2,000,000	1,884,601
Dunn County Gen. Oblig. Series 2021 A, 0.25% 10/1/24	1,155,000	1,133,517
Fort Atkinson Jefferson County Series 2024 A, 5% 12/1/24	2,500,000	2,500,064
Milwaukee County Arpt. Rev. Series 2023 A, 5% 12/1/24 (d)	700,000	702,508
Milwaukee Gen. Oblig.:
Series 2016, 2% 3/1/27	1,610,000	1,489,275
Series 2018 N4, 5% 4/1/25	1,130,000	1,139,221
Series 2022 N3, 5% 4/1/25 (Assured Guaranty Muni. Corp. Insured)	3,220,000	3,251,519
Oak Creek Gen. Oblig. Series 2024 A, 4% 4/1/26	1,805,000	1,806,218
PMA Levy & Aid Anticipation Nts Prog.:
Series 2023 A, 5% 6/28/24	7,600,000	7,604,407
Series 2023 B, 5% 9/25/24	2,000,000	2,004,463
Pub. Fin. Auth. Health Care Sys. Rev. Series 2023 A, 5% 10/1/24	2,375,000	2,383,551
Pub. Fin. Auth. Hosp. Rev.:
(Renown Reg'l. Med. Ctr. Proj.) Series 2015 A, 5% 6/1/24	2,000,000	2,000,016
Series 2020 A:
5% 6/1/24	675,000	675,005
5% 6/1/25	375,000	377,785
5% 6/1/26	515,000	522,147
Pub. Fin. Auth. Wis Pollutionc Bonds (Duke Energy Progress Proj.) Series 2022 A, 3.3%, tender 10/1/26 (b)	2,000,000	1,961,715
Racine Unified School District Series 2021, 2% 4/1/25	600,000	586,640
Wisconsin Gen. Oblig. Series 2022 A, 3.78% 5/1/25 (b)	2,685,000	2,673,210
Wisconsin Health & Edl. Facilities:
Bonds:
Series 2018 B, 5%, tender 1/29/25 (b)	355,000	357,568
Series 2020 B1, 5%, tender 2/15/25 (b)	3,500,000	3,495,563
Series 2018, 5% 4/1/26	195,000	199,331
Series 2019 A:
5% 12/1/24	100,000	100,504
5% 12/1/25	125,000	126,808
5% 12/1/26	200,000	204,699
5% 11/15/28	285,000	303,018
Wisconsin Health & Edl. Facilities Auth. Series 2014 A:
5% 12/1/24	775,000	777,419
5% 12/1/26	2,175,000	2,178,055
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Forensic Science and Protective Medicine Collaboration, Inc. Proj.) Series 2024, 5% 8/1/27 (f)	5,675,000	5,745,255
Bonds Series 2018 C3, 5%, tender 6/24/26 (b)	3,825,000	3,896,823
Series 2021 B:
4% 9/15/24	200,000	199,485
4% 9/15/26	220,000	216,130
Series 2022, 5% 10/1/25	3,635,000	3,690,536
Wisconsin Hsg. & Econ. Dev. Auth. Series 2021 C, 3% 9/1/52	290,000	277,118
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds:
Series 2021 C, 0.81%, tender 5/1/25 (b)	200,000	191,745
Series 2023 E, 3.875%, tender 5/1/27 (b)	985,000	960,189
TOTAL WISCONSIN		57,917,320
Wyoming - 0.1%
Laramie County Hosp. Rev. (Cheyenne Reg'l. Med. Ctr. Proj.) Series 2021, 4% 5/1/25	260,000	260,447
Sublette County Wyo Hosp. District Series 2023 A, 5% 6/15/26	2,000,000	1,980,392
Wyoming Cmnty. Dev. Auth. Hsg. Rev. Series 2022 1, 3.5% 6/1/52	1,355,000	1,314,616
TOTAL WYOMING		3,555,455
TOTAL MUNICIPAL BONDS (Cost $2,428,366,460)		2,406,490,948

Municipal Notes - 23.6%
	Principal Amount (a)	Value ($)
Alabama - 1.3%
Black Belt Energy Gas District Participating VRDN Series XF 30 73, 3.66% 6/7/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(g)(h)	6,800,000	6,800,000
Health Care Auth. for Baptist Health Series 2013 B, 4.78% 6/7/24, VRDN (b)	15,908,000	15,908,000
Southeast Energy Auth. Rev. Participating VRDN Series XM 10 62, 3.66% 6/7/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(g)(h)	1,600,000	1,600,000
Walker County Econ. & Indl. Dev. Auth. Solid Waste Disp. Rev. (Alabama Pwr. Co. Plant Gorgas Proj.):
Series 2007, 3.9% 6/3/24, VRDN (b)(d)	8,300,000	8,300,000
Series 2023, 4.05% 6/3/24, VRDN (b)(d)	5,330,000	5,330,000
Wilsonville Indl. Dev. Board Poll. Cont. Rev. (Alabama Pwr. Co. Gaston Plant Proj.) Series 2008, 3.9% 6/3/24, VRDN (b)(d)	13,250,000	13,250,000
TOTAL ALABAMA		51,188,000
Arizona - 0.2%
Arizona St Indl. Dev. Auth. Multi Participating VRDN Series XF 31 74, 3.71% 6/7/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	1,885,000	1,885,000
Maricopa County Poll. Cont. Rev. Series 2009 D, 3.6% 6/7/24, VRDN (b)	6,320,000	6,320,000
Mizuho Floater / Residual Trust V Participating VRDN Series Floater 91 57, 3.71% 7/5/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	1,500,000	1,500,000
TOTAL ARIZONA		9,705,000
Arkansas - 0.1%
Lowell Ark Indl. Dev. Series 1996, 3.51% 6/7/24, VRDN (b)(d)	5,800,000	5,800,000
California - 0.7%
California Hsg. Fin. Agcy. Ltd. Obl Participating VRDN Series XF 31 27, 3.71% 6/7/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	1,500,000	1,500,000
California Statewide Cmntys. Dev. Auth. Hosp. Rev. Series 2024, 3.65% 9/11/24, CP	1,300,000	1,300,159
California Statewide Cmntys. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN:
Series Floater MIZ 91 13, 3.71% 7/5/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)(i)	1,600,000	1,600,000
Series MIZ 91 21, 4.2% 6/3/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(d)(g)(h)	2,000,000	2,000,000
Series MIZ 91 22, 4.2% 6/3/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(d)(g)(h)	4,630,000	4,630,000
Los Angeles Cmnty. Redev. Agcy. Multi-family Hsg. Rev. Participating VRDN:
Series 2022 MIZ 90 89, 4.2% 6/3/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(d)(g)(h)	4,325,000	4,325,000
Series 2022 MIZ 90 90, 4.2% 6/3/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(d)(g)(h)	4,550,000	4,550,000
Mizuho Floater / Residual Trust V Participating VRDN:
Series Floater MIZ 90 97, 3.71% 6/7/24, LOC Mizuho Cap. Markets LLC (b)(g)(h)	1,500,000	1,500,000
Series Floater MIZ 91 62, 3.71% 7/5/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	1,000,000	1,000,000
Riverside County Gen. Oblig. TRAN Series 2023, 5% 6/28/24	3,000,000	3,002,024
TOTAL CALIFORNIA		25,407,183
Colorado - 0.0%
Colorado Edl. & Cultural Facilities Auth. Rev. (Mesivta of Greater Los Angeles Proj.) Series 2005, 3.71% 6/7/24, LOC Deutsche Bank AG, VRDN (b)	580,000	580,000
Connecticut - 0.3%
Connecticut Hsg. Fin. Auth.:
Series 2020 A3, 3.3% 6/7/24 (Liquidity Facility UBS AG), VRDN (b)	2,250,000	2,250,000
Series 2022 A4, 3.66% 6/7/24, VRDN (b)	1,385,000	1,384,762
Danbury Gen. Oblig. BAN Series 2024, 5% 9/24/24 (f)	4,750,000	4,762,381
Watertown Gen. Oblig. BAN Series 2023, 4.5% 7/31/24	2,395,000	2,396,098
West Haven Gen. Oblig. BAN Series 2024, 5% 2/13/25 (Build America Mutual Assurance Insured)	1,750,000	1,764,825
TOTAL CONNECTICUT		12,558,066
Florida - 2.1%
Broward County Indl. Dev. Rev. (Florida Pwr. & Lt. Co. Proj.) Series 2015, 3.5% 6/7/24, VRDN (b)(d)	12,300,000	12,300,000
Broward County School District TAN Series 2023, 5% 6/28/24	5,100,000	5,102,897
Florida Ins. Assistance Interlo Series 2023 A2, 4.16% 6/7/24 (Liquidity Facility Florida Gen. Oblig.), VRDN (b)	17,000,000	17,000,000
Jacksonville Health Care Series 2024, 3.68% 8/13/24, CP	400,000	400,025
Jacksonville Health Care Facilities:
Series 2019 D, 3.36% 6/7/24, VRDN (b)	200,000	200,000
Series 2019 E, 3.36% 6/7/24, VRDN (b)	790,000	790,000
Lee Memorial Health Sys. Hosp. Rev. Series 2019 B, 3.95% 6/7/27, VRDN (b)	22,300,000	22,300,000
Miami Dade County Hsg. Multifamily Hsg. Rev. Participating VRDN Series Floater MIZ 90 87, 3.71% 7/5/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)(i)	920,000	920,000
Miami-Dade County Aviation Rev. Series 2024, 3.7% 8/5/24, LOC Bank of America NA, CP (d)	2,000,000	2,000,328
Miami-Dade County School District TAN Series 2023, 5% 6/18/24	9,800,000	9,802,025
Pasco County Fla Hosp. Rev. Participating VRDN Series XM 11 55, 3.39% 6/7/24 (Liquidity Facility Royal Bank of Canada) (b)(g)(h)	10,530,000	10,530,000
TOTAL FLORIDA		81,345,275
Georgia - 0.9%
Bartow County Dev. Auth. (Georgia Pwr. Co. Plant Bowen Proj.) Series 2022, 4.25% 6/3/24, VRDN (b)(d)	3,325,000	3,325,000
Bartow-Cartersville Jt Deva (Hanwha Q Cells U.S.A., Inc. Proj.) Series 2023 A, 3.7% 6/7/24, VRDN (b)(d)(f)	5,000,000	5,000,000
Buford Hsg. Auth. Multifamily Participating VRDN Series XF 31 18, 3.71% 6/7/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	1,600,000	1,600,000
Burke County Indl. Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Vogtle Proj.):
Series 2012, 4.05% 6/3/24, VRDN (b)(d)	6,100,000	6,100,000
Series 2018, 4.05% 6/3/24, VRDN (b)	800,000	800,000
Cobb County School District TAN Series 2024, 4% 12/16/24	5,000,000	5,005,652
Georgia Muni. Elec. Auth. Pwr. Rev. Series 2024 B, 3.45% 6/5/24, LOC TD Banknorth, NA, CP	11,700,000	11,700,085
Heard County Dev. Auth. Poll. Cont. Rev. Series 2007, 3.9% 6/3/24, VRDN (b)(d)	600,000	600,000
TOTAL GEORGIA		34,130,737
Hawaii - 0.1%
Hawaii Arpts. Sys. Rev. Participating VRDN Series XG 03 86, 3.66% 6/7/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)(g)(h)	2,200,000	2,200,000
Idaho - 0.0%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series A, 3.6% 6/7/24 (Liquidity Facility Fannie Mae) (Liquidity Facility Freddie Mac), VRDN (b)	330,000	330,000
Illinois - 0.4%
Illinois Edl. Facilities Auth. Rev. Series 2024, 3.73% 8/5/24, CP	7,300,000	7,300,369
Illinois Hsg. Dev. Auth. Multifamily Rev. Series 2024 A, 3.37% 6/7/24 (Liquidity Facility Fed. Home Ln. Bank Chicago), VRDN (b)	4,000,000	4,000,000
Mizuho Floater / Residual Trust V Participating VRDN Series Floater MIZ 91 67, 3.71% 7/5/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	5,100,000	5,100,000
Reg'l. Transn Auth. Extend Series 2005 B, 4.25% 6/7/24, VRDN (b)	640,000	640,000
TOTAL ILLINOIS		17,040,369
Indiana - 0.6%
Indiana Fin. Auth. Exempt Facilities Rev. Bonds Series MS 00 22, 3.86%, tender 7/25/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)(g)(h)	15,900,000	15,900,000
Indiana Univ. Student Fee Revs. Series 2024:
3.55% 6/5/24, CP	3,500,000	3,500,032
3.65% 9/9/24, CP	2,800,000	2,800,378
TOTAL INDIANA		22,200,410
Iowa - 0.7%
Council Bluffs Poll. Cont. Series 1995, 3.85% 6/5/24, VRDN (b)	1,500,000	1,500,000
Iowa Fin. Auth. Rev. Series 2018 C, 3.5% 6/7/24, LOC JPMorgan Chase Bank, VRDN (b)	7,115,000	7,115,000
Iowa Fin. Auth. Solid Disp. Waste Rev. (MidAmerican Energy Co. Proj.):
Series 2008 A, 3.92% 6/7/24, VRDN (b)(d)	650,000	650,000
Series 2016 B, 3.92% 6/7/24, VRDN (b)(d)	4,600,000	4,600,000
Louisa County Poll. Cont. Rev. Series 1994, 3.6% 6/5/24, VRDN (b)	11,650,000	11,650,000
TOTAL IOWA		25,515,000
Kansas - 0.3%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.) Series 2007 A, 3.52% 6/7/24, VRDN (b)	5,000,000	5,000,000
Wichita Gen. Oblig. BAN Series 2023, 5% 10/15/24	5,000,000	5,020,041
TOTAL KANSAS		10,020,041
Kentucky - 0.8%
Kentucky Econ. Dev. Fin. Auth. (Catholic Health Initiatives Proj.) Series C, 3.65% 6/7/24, VRDN (b)	14,525,000	14,525,000
Kentucky Higher Ed. Student Ln. Corp. Rev. Series 2023 1A1, 3.71% 6/7/24, LOC Bank of America NA, VRDN (b)(d)	3,100,000	3,100,000
Meade County Indl. Bldg. Rev. (Nucor Steel Brandenburg Proj.):
Series 2020 A1, 4.3% 6/3/24, VRDN (b)(d)	6,820,000	6,820,000
Series 2020 B1, 4.3% 6/3/24, VRDN (b)(d)	7,000,000	7,000,000
TOTAL KENTUCKY		31,445,000
Louisiana - 0.6%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 A1, 3.58% 6/7/24, VRDN (b)	24,220,000	24,220,000
Maryland - 0.4%
Baltimore County Gen. Oblig. Participating VRDN Series 2022 032, 3.71% 7/12/24 (Liquidity Facility Barclays Bank PLC) (b)(g)(h)	1,600,000	1,600,000
Integrace Obligated Group Participating VRDN Series 2022 024, 3.71% 7/12/24 (Liquidity Facility Barclays Bank PLC) (b)(g)(h)	3,700,000	3,700,000
Maryland Cmnty. Dev. Administration Dept. of Hsg. & Cmnty. Dev. Series 2006 J, 3.38% 6/7/24 (Liquidity Facility State Street Bank & Trust Co., Boston), VRDN (b)(d)	8,000,000	8,000,000
Tender Option Bond Trust Receipts Participating VRDN Series XF 32 22, 3.71% 6/7/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	2,600,000	2,600,000
TOTAL MARYLAND		15,900,000
Massachusetts - 0.3%
Massachusetts Dev. Fin. Agcy. Rev. Series 2024 E1, 3.75% 6/3/24 (Liquidity Facility JPMorgan Chase Bank), VRDN (b)	8,500,000	8,500,000
Massachusetts Health & Edl. Facilities Auth. Rev. Series 2007 A1, 3.76% 6/3/24 (Liquidity Facility Bank of America NA), VRDN (b)	1,500,000	1,500,000
Whitman Hanson Massachusetts Reg'l. School District BAN Series 2024, 5.875% 5/15/25 (e)	2,500,000	2,528,952
TOTAL MASSACHUSETTS		12,528,952
Michigan - 0.1%
Michigan Fin. Auth. Rev. RAN Series 2023 A1, 5% 7/22/24	5,000,000	5,006,616
Minnesota - 0.0%
Univ. of Minnesota Gen. Oblig. Series 2024 F, 3.52% 6/4/24, CP	1,275,000	1,275,017
Mississippi - 0.5%
Mississippi Bus. Fin. Corp. Mississippi Pwr. Co. Proj.) Series 2022, 4.4% 6/3/24, VRDN (b)(d)	9,830,000	9,830,000
Mississippi Bus. Fin. Corp. Rev. (Mississippi Pwr. Co. Proj.) Series 1999, 3.9% 6/3/24, VRDN (b)(d)	8,300,000	8,300,000
Mississippi Bus. Fin. Corp. Solid Waste Disp. Rev. (Mississippi Pwr. Co. Proj.) Series 1998, 4.25% 6/3/24, VRDN (b)(d)	200,000	200,000
TOTAL MISSISSIPPI		18,330,000
Missouri - 0.1%
Kansas City Indl. Dev. Auth. Participating VRDN Series XM 11 08, 4.05% 6/3/24 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(g)(h)	3,650,000	3,650,000
Mizuho Floater / Residual Trust V Participating VRDN Series Floater MIZ 91 53, 3.71% 7/5/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	1,700,000	1,700,000
TOTAL MISSOURI		5,350,000
Nebraska - 0.1%
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev. Series 2018 D, 3.65% 6/7/24 (Liquidity Facility Fed. Home Ln. Bank Topeka), VRDN (b)(d)	1,950,000	1,950,000
New Hampshire - 0.1%
Tender Option Bond Trust Receipts Participating VRDN Series MS 00 23, 3.66% 6/7/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(g)(h)	4,700,000	4,700,000
New Jersey - 1.7%
Clifton Gen. Oblig. BAN Series 2023, 5% 11/26/24	8,800,000	8,845,086
Essex County Impt. Auth. BAN (Essex County Family Court Bldg. Proj.) Series 2023, 5% 7/3/24	10,285,000	10,290,167
Hazlet Township NJ BAN Series 2023, 5% 11/8/24	4,000,000	4,017,484
Hudson County Impt. Auth. Rev. BAN (Local Unit Ln. Prog.) Series 2023 B1, 5% 7/24/24	3,000,000	3,003,822
Jersey City N J Muni. Utils. Auth. BAN Series 2024 B, 5% 5/1/25	2,500,000	2,520,585
Lacey Township Gen. Oblig. BAN Series 2024, 4.5% 5/7/25	4,700,000	4,727,141
Manasquan N J BAN Series 2023, 5% 10/3/24	2,400,000	2,407,294
Manchester Township Gen. Oblig. BAN Series 2024 A, 4.5% 5/8/25	2,200,000	2,211,153
Monmouth County Impt. Auth. Rev. BAN Series 2024, 4% 3/14/25	2,000,000	2,004,038
New Jersey Hsg. & Mtg. Fin. Agcy. Multi-family Rev. Participating VRDN Series Floater 2024, 3.61% 7/5/24 (Liquidity Facility Barclays Bank PLC) (b)(g)(h)	5,000,000	5,000,000
Newark Gen. Oblig. BAN:
Series 2023 B, 5% 9/27/24	5,000,000	5,004,350
Series 2024 B, 5% 5/13/25	6,200,000	6,248,168
Pennsauken Township BAN Series 2024 A, 4.5% 5/28/25	5,818,500	5,845,610
Ridgewood Gen. Oblig. BAN Series 2023 B, 5% 10/11/24	6,041,000	6,058,822
TOTAL NEW JERSEY		68,183,720
New Mexico - 0.1%
New Mexico St Hosp. Equip. Ln. Co. Participating VRDN Series 2022 034, 3.71% 7/12/24 (Liquidity Facility Barclays Bank PLC) (b)(g)(h)	2,025,000	2,025,000
New York - 1.7%
Albany City School District BAN Series 2023 B, 4.75% 6/27/24	3,400,000	3,401,368
Battery Park City Auth. Rev. Series 2019 D1, 3.3% 6/7/24 (Liquidity Facility TD Banknorth, NA), VRDN (b)	800,000	800,000
Cobleskill-Rchmndvl Central School District BAN Series 2023, 4.75% 6/21/24	3,500,000	3,500,886
Liberty Dev. Corp. Rev. Participating VRDN Series MS 1207, 3.71% 6/7/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(g)(h)	1,100,000	1,100,000
Lowville N Y BAN Series 2023 A, 4.625% 8/22/24	2,560,000	2,558,455
New York City Gen. Oblig. Series 2021 3, 3.75% 6/10/24, VRDN (b)	7,425,000	7,425,000
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2016 AA2, 3.65% 6/3/24 (Liquidity Facility Bank of America NA), VRDN (b)	2,000,000	2,000,000
Series 2017 BB, 3.8% 6/3/24 (Liquidity Facility State Street Bank & Trust Co., Boston), VRDN (b)	3,000,000	3,000,000
New York City Transitional Fin. Auth. Rev. Series 2015 E4, 3.65% 6/3/24 (Liquidity Facility Bank of America NA), VRDN (b)	2,000,000	2,000,000
New York Metropolitan Trans. Auth. Rev. Participating VRDN:
Series XF 13 21, 3.68% 6/7/24 (Liquidity Facility JPMorgan Chase Bank) (b)(g)(h)	1,595,000	1,595,000
Series XF 13 55, 3.68% 6/7/24 (Liquidity Facility JPMorgan Chase Bank) (b)(g)(h)	2,400,000	2,400,000
New York State Hsg. Fin. Agcy. Rev. Participating VRDN Series Floater 2022 007, 3.81% 7/12/24 (Liquidity Facility Barclays Bank PLC) (b)(d)(g)(h)	23,500,000	23,500,000
Palmyra-Macedon Central School District BAN Series 2023, 4.75% 6/13/24	2,330,000	2,330,445
Triborough Bridge & Tunnel Auth. BAN Series 2022 A, 5% 8/15/24	10,000,000	10,022,250
TOTAL NEW YORK		65,633,404
North Carolina - 0.2%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. Series 2000 B, 3.7% 6/7/24, VRDN (b)(d)	9,100,000	9,100,000
North Dakota - 0.6%
Basin Elec. Pwr. Coop. Series 2024:
3.75% 6/4/24 (Liquidity Facility Nat'l. Rural Utils. Coop. Fin. Corp.), CP	6,650,000	6,650,013
3.85% 9/19/24 (Liquidity Facility Nat'l. Rural Utils. Coop. Fin. Corp.), CP	5,900,000	5,902,468
3.88% 7/3/24 (Liquidity Facility Nat'l. Rural Utils. Coop. Fin. Corp.), CP	9,815,000	9,816,225
TOTAL NORTH DAKOTA		22,368,706
Ohio - 0.8%
Ashland Gen. Oblig. BAN Series 2023, 4.875% 8/22/24	1,100,000	1,101,050
Elyria Gen. Oblig. BAN Series 2023, 4.5% 6/27/24	1,080,000	1,080,067
Forest Park Gen. Oblig. BAN Series 2024, 4.5% 5/21/25	2,650,000	2,660,319
Lorain County Gen. Oblig. BAN:
Series 2023 B, 5% 12/7/24	1,025,000	1,029,208
Series 2024 B, 4.375% 5/1/25	3,000,000	3,007,297
Marion Local School District BAN Series 2023, 5.125% 6/3/24	4,500,000	4,500,000
Montgomery Ohio BAN Series 2024, 4.5% 6/10/25 (e)	2,000,000	2,009,632
Newark Gen. Oblig. BAN Series 2024, 4.5% 3/20/25	1,500,000	1,501,040
Ohio Higher Edl. Facility Commission Rev. Series 2024, 3.58% tender 6/18/24, CP mode	4,600,000	4,599,699
Ohio Hosp. Rev.:
Series 2013 B, 3.89% 6/7/27, VRDN (b)	4,995,000	4,995,000
Series 2021 B, 3.7% 6/3/24, VRDN (b)	3,000,000	3,000,000
TOTAL OHIO		29,483,312
Oklahoma - 0.2%
Oklahoma Dev. Fin. Auth. Health Sys. Rev. Series 2020 B, 4% 6/7/24, VRDN (b)	7,175,000	7,175,000
Steele Duncan Plaza, LLC Participating VRDN Series MIZ 91 03, 3.71% 7/5/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)(i)	1,300,000	1,300,000
TOTAL OKLAHOMA		8,475,000
Oregon - 0.1%
Oregon St Dept. Trans. Rev. Series 2024 A2, 3.52% 6/5/24, LOC Bank of Montreal, CP	2,000,000	2,000,006
Pennsylvania - 1.5%
Central Bradford Progress Auth. Rev. Series 2021 D, 3.98% 6/7/24, VRDN (b)	6,245,000	6,245,000
Montgomery County Higher Ed. & Health Auth. Rev. Series 2018 D, 4.25% 6/7/24, VRDN (b)	6,700,000	6,700,000
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev. Series 2009 B, 4.1% 6/7/24, LOC MUFG Bank Ltd., VRDN (b)	5,000,000	5,000,000
Pennsylvania Higher Edl. Facilities Auth. Rev. (Univ. of Pennsylvania Health Sys. Proj.) Series 2008 A, 3.33% 6/7/24, LOC Bank of America NA, VRDN (b)	2,670,000	2,670,000
Pennsylvania Tpk. Commission Tpk. Rev. Series 2023 B, 3.34% 6/7/24, LOC TD Banknorth, NA, VRDN (b)	4,800,000	4,800,000
Philadelphia Auth. for Indl. Dev. Series 2017 B, 4.25% 6/7/24, VRDN (b)	7,895,000	7,895,000
Philadelphia School District TRAN Series 2023 A, 5% 6/28/24	24,800,000	24,811,222
TOTAL PENNSYLVANIA		58,121,222
Rhode Island - 0.5%
East Providence Gen. Oblig. TAN Series 2024, 4% 7/31/24	8,000,000	7,999,702
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev. (Brown Univ. Proj.) Series 2005 A, 3.36% 6/7/24 (Liquidity Facility TD Banknorth, NA), VRDN (b)	11,325,000	11,325,000
TOTAL RHODE ISLAND		19,324,702
South Carolina - 0.3%
South Carolina Jobs-Econ. Dev. Auth. Series 2018 C, 4.41% 6/7/24, VRDN (b)	595,000	595,000
South Carolina Pub. Svc. Auth. Rev.:
Series 2024 A:
3.58% 6/5/24, LOC Barclays Bank PLC, CP	3,000,000	2,999,984
3.6% 7/2/24, LOC Barclays Bank PLC, CP	9,100,000	9,098,953
Series 2024 B, 3.6% 6/5/24, LOC Barclays Bank PLC, CP	578,000	578,002
TOTAL SOUTH CAROLINA		13,271,939
Tennessee - 0.6%
Chattanooga Health Ed. & Hsg. Facility Board Rev. (Catholic Health Initiatives Proj.) Series C, 3.6% 6/7/24, VRDN (b)	1,500,000	1,500,000
Greeneville Health & Edl. Facilities Board Series 2018 B, 3.35% 6/7/24, LOC U.S. Bank NA, Cincinnati, VRDN (b)	800,000	800,000
Metropolitan Govt. Nashville & Davidson County Wtr. & Swr. Sys. Rev. Series 2024 A, 3.8% 6/5/24, LOC TD Banknorth, NA, CP	7,700,000	7,700,306
Mizuho Floater / Residual Trust V Participating VRDN Series Floater MIZ 91 63, 3.71% 7/5/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	1,300,000	1,300,000
Nashville and Davidson County Metropolitan Govt. Gen. Oblig. Series 2024, 3.75% 7/17/24, CP	5,000,000	5,000,277
Tennessee Gen. Oblig. Series 2024 A, 3.78% 8/22/24 (Liquidity Facility Tennessee Consldatd Retire Sys.), CP	8,700,000	8,700,806
TOTAL TENNESSEE		25,001,389
Texas - 3.7%
Arlington Higher Ed. Fin. Corp. Participating VRDN Series 2021 MS 00 02, 3.76% 6/7/24 (b)(g)(h)	12,570,000	12,570,000
Brazos County Tex Hsg. Fin. Corp. M Participating VRDN Series XF 31 29, 3.71% 6/7/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	1,300,000	1,300,000
Ep Machuca Lp Participating VRDN Series MIZ 91 04, 3.71% 7/5/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)(i)	1,900,000	1,900,000
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. Series 2024 B, 3.86% 6/7/24, VRDN (b)	12,000,000	12,000,000
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2024 B1, 3.52% tender 6/3/24, CP mode	4,000,000	4,000,003
Series 2024 B3, 3.8% tender 6/25/24, CP mode	1,700,000	1,700,162
Harris County Gen. Oblig.:
Series 2024 C:
3.7% 6/7/24, LOC Sumitomo Mitsui Banking Corp., CP	1,550,000	1,549,975
3.75% 8/1/24, LOC Sumitomo Mitsui Banking Corp., CP	10,000,000	9,998,728
Series 2024 D, 3.7% 6/13/24 (Liquidity Facility JPMorgan Chase Bank), CP	840,000	839,975
Series 2024 K, 3.79% 6/11/24, LOC PNC Bank NA, CP	9,650,000	9,650,387
Houston Higher Ed. Fing. Corp. Series 2024, 3.6% 7/16/24, CP	915,000	914,963
Lower Colorado River Auth. Rev. Series 2024 B, 3.82% 6/20/24, LOC State Street Bank & Trust Co., Boston, CP	1,300,000	1,300,098
Mizuho Floater / Residual Trust V Participating VRDN Series MIZ 91 24, 3.71% 7/5/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)(i)	11,100,000	11,100,000
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2001 A, 3.95% 6/3/24, VRDN (b)	2,400,000	2,400,000
Series 2004, 3.82% 6/7/24, VRDN (b)(d)	27,215,000	27,215,000
Series 2010 C, 4.05% 6/3/24, VRDN (b)	1,900,000	1,900,000
Series 2010 D, 3.75% 6/7/24, VRDN (b)	1,000,000	1,000,000
San Antonio Elec. & Gas Sys. Rev. Series 2024 A, 3.5% 10/18/24 (Liquidity Facility Bank of America NA), CP	14,000,000	13,992,399
San Antonio Wtr. Sys. Rev.:
Participating VRDN Series XF 14 47, 3.39% 6/7/24 (Liquidity Facility Bank of America NA) (b)(g)(h)	2,000,000	2,000,000
Series 2024, 3.8% 8/16/24, CP	7,000,000	6,998,915
Texas A&M Univ. Rev. Series 2024 B, 3.6% 6/3/24, CP	4,850,000	4,850,008
Univ. of Texas Permanent Univ. Fund Rev. Series 2024 A:
3.58% 6/17/24, CP	8,500,000	8,499,683
3.65% 6/3/24, CP	5,000,000	5,000,008
TOTAL TEXAS		142,680,304
Utah - 0.1%
Box Elder County Poll. Cont. Rev. Series 2003, 3.7% 6/7/24, VRDN (b)	260,000	260,000
Salt Lake City Arpt. Rev. Participating VRDN Series XM 11 07, 4.05% 6/3/24 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(g)(h)	2,495,000	2,495,000
TOTAL UTAH		2,755,000
Virginia - 0.1%
Nat'l. Sr. Campuses Participating VRDN Series 2022 028, 3.71% 7/12/24 (Liquidity Facility Barclays Bank PLC) (b)(g)(h)	3,600,000	3,600,000
West Virginia - 0.1%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 E, 3.97% 6/7/27, VRDN (b)	3,695,000	3,695,000
Wisconsin - 0.3%
Univ. of Wisconsin Hosp. & Clinics Auth. Series 2018 C, 3.65% 6/3/24 (Liquidity Facility BMO Harris Bank NA), VRDN (b)	10,000,000	10,000,000
Wisconsin Hsg. and Econ. Dev. Auth. Home Ownership Rev. Series 2004 E, 3.55% 6/7/24 (Liquidity Facility Fed. Home Ln. Bank Chicago), VRDN (b)(d)	3,560,000	3,560,000
TOTAL WISCONSIN		13,560,000
Wyoming - 0.3%
Lincoln County Envir. (PacifiCorp Proj.) Series 1995, 4.05% 6/7/24, VRDN (b)(d)	7,200,000	7,200,000
Lincoln County Poll. Cont. Rev. (PacifiCorp Proj.) Series 1994, 4% 6/5/24, VRDN (b)	700,000	700,000
Sweetwater County Env Imp Rev. (Pacificorp Proj.) Series 1995, 4.1% 6/3/24, VRDN (b)(d)	1,100,000	1,100,000
Sweetwater County Poll. Cont. Rev. (PacifiCorp Proj.) Series 1994, 4% 6/5/24, VRDN (b)	3,300,000	3,300,000
TOTAL WYOMING		12,300,000
TOTAL MUNICIPAL NOTES (Cost $920,439,859)		920,304,370

Municipal Bond Funds - 5.1%
	Shares	Value ($)
JPMorgan Ultra-Short Municipal Income ETF (Cost $198,452,961)	3,918,298	198,618,526

Short-Term Funds - 7.7%
	Shares	Value ($)
Federated Hermes Municipal Ultrashort Fund Institutional Shares	6,322,981	62,913,657
Vanguard Ultra Short-Term Tax-Exempt Fund Admiral Shares	15,104,351	236,685,154
TOTAL SHORT-TERM FUNDS (Cost $304,144,801)		299,598,811

Money Market Funds - 4.1%
	Principal Amount (a)	Value ($)
Fidelity Investments Money Market Government Portfolio Institutional Class 5.24% (j)(k)	95,265,336	95,265,336
Fidelity Municipal Cash Central Fund 3.58% (l)(m)	13,406,170	13,408,851
Fidelity SAI Municipal Money Market Fund 3.5% (j)(k)	42,628,453	42,636,979
State Street Institutional U.S. Government Money Market Fund Premier Class 5.26% (j)	10,725,752	10,725,752
TOTAL MONEY MARKET FUNDS (Cost $162,023,967)		162,036,918

TOTAL INVESTMENT IN SECURITIES - 102.1% (Cost $4,013,428,048)	3,987,049,573
NET OTHER ASSETS (LIABILITIES) - (2.1)%	(82,383,769)
NET ASSETS - 100.0%	3,904,665,804

Security Type Abbreviations
BAN	-	BOND ANTICIPATION NOTE
CP	-	COMMERCIAL PAPER
ETF	-	EXCHANGE-TRADED FUND
RAN	-	REVENUE ANTICIPATION NOTE
TAN	-	TAX ANTICIPATION NOTE
TRAN	-	TAX AND REVENUE ANTICIPATION NOTE
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(d)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $75,895,594 or 1.9% of net assets.

(g)	Provides evidence of ownership in one or more underlying municipal bonds.
(h)	Coupon rates are determined by re-marketing agents based on current market conditions.
(i)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $16,820,000 or 0.4% of net assets.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(k)	Affiliated Fund
(l)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(m)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
California Statewide Cmntys. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN Series Floater MIZ 91 13, 3.71% 7/5/24 (Liquidity Facility Mizuho Cap. Markets LLC)	11/16/22	1,600,000

Ep Machuca Lp Participating VRDN Series MIZ 91 04, 3.71% 7/5/24 (Liquidity Facility Mizuho Cap. Markets LLC)	8/05/22	1,900,000

Miami Dade County Hsg. Multifamily Hsg. Rev. Participating VRDN Series Floater MIZ 90 87, 3.71% 7/5/24 (Liquidity Facility Mizuho Cap. Markets LLC)	1/27/22	920,000

Mizuho Floater / Residual Trust V Participating VRDN Series MIZ 91 24, 3.71% 7/5/24 (Liquidity Facility Mizuho Cap. Markets LLC)	1/27/23	11,100,000

Steele Duncan Plaza, LLC Participating VRDN Series MIZ 91 03, 3.71% 7/5/24 (Liquidity Facility Mizuho Cap. Markets LLC)	8/11/22	1,300,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 3.58%	29,067,000	380,172,598	395,832,069	667,219	1,329	(7)	13,408,851	0.7%
Total	29,067,000	380,172,598	395,832,069	667,219	1,329	(7)	13,408,851

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Investments Money Market Government Portfolio Institutional Class 5.24%	190,771,386	390,145,634	485,651,684	9,744,139	-	-	95,265,336
Fidelity SAI Municipal Money Market Fund 3.50%	156,886,839	11,190,644	125,433,485	3,036,898	34,730	(41,749)	42,636,979
	347,658,225	401,336,278	611,085,169	12,781,037	34,730	(41,749)	137,902,315

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	3,326,795,318	-	3,326,795,318	-

Municipal Bond Funds	198,618,526	198,618,526	-	-

Short-Term Funds	299,598,811	299,598,811	-	-

Money Market Funds	162,036,918	162,036,918	-	-
Total Investments in Securities:	3,987,049,573	660,254,255	3,326,795,318	-
Financial Statements
Statement of Assets and Liabilities
		May 31, 2024

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $3,862,129,833)	$3,835,738,407
Fidelity Central Funds (cost $13,408,731)	13,408,851
Other affiliated issuers (cost $137,889,484)	137,902,315

Total Investment in Securities (cost $4,013,428,048)		$3,987,049,573
Cash		6,680,310
Receivable for investments sold		15,227,709
Receivable for fund shares sold		2,882,931
Dividends receivable		663,266
Interest receivable		38,262,498
Distributions receivable from Fidelity Central Funds		40,214
Prepaid expenses		8,875
Other receivables		6,637
Total assets		4,050,822,013
Liabilities
Payable for investments purchased
Regular delivery	$82,251,000
Delayed delivery	46,523,061
Payable for fund shares redeemed	5,991,693
Distributions payable	11,102,601
Accrued management fee	213,564
Other payables and accrued expenses	74,290
Total liabilities		146,156,209
Net Assets		$3,904,665,804
Net Assets consist of:
Paid in capital		$3,946,331,690
Total accumulated earnings (loss)		(41,665,886)
Net Assets		$3,904,665,804
Net Asset Value, offering price and redemption price per share ($3,904,665,804 ÷ 392,034,379 shares)		$9.96
Statement of Operations
		Year ended May 31, 2024
Investment Income
Dividends:
Unaffiliated issuers		$15,784,560
Affiliated issuers		12,781,037
Interest		102,594,256
Income from Fidelity Central Funds		667,219
Total income		131,827,072
Expenses
Management fee	$12,734,382
Custodian fees and expenses	36,893
Independent trustees' fees and expenses	23,840
Registration fees	44,050
Audit	68,231
Legal	3,264
Miscellaneous	31,122
Total expenses before reductions	12,941,782
Expense reductions	(10,200,046)
Total expenses after reductions		2,741,736
Net Investment income (loss)		129,085,336
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(1,554,786)
Fidelity Central Funds	1,329
Other affiliated issuers	34,730
Total net realized gain (loss)		(1,518,727)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	18,918,779
Fidelity Central Funds	(7)
Other affiliated issuers	(41,749)
Total change in net unrealized appreciation (depreciation)		18,877,023
Net gain (loss)		17,358,296
Net increase (decrease) in net assets resulting from operations		$146,443,632
Statement of Changes in Net Assets

	Year ended May 31, 2024	Year ended May 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$129,085,336	$81,001,968
Net realized gain (loss)	(1,518,727)	(4,673,013)
Change in net unrealized appreciation (depreciation)	18,877,023	1,290,698
Net increase (decrease) in net assets resulting from operations	146,443,632	77,619,653
Distributions to shareholders	(129,072,565)	(80,814,554)

Share transactions
Proceeds from sales of shares	1,195,191,609	1,807,729,207
Reinvestment of distributions	20,843	16,099
Cost of shares redeemed	(1,419,620,203)	(2,252,260,067)

Net increase (decrease) in net assets resulting from share transactions	(224,407,751)	(444,514,761)
Total increase (decrease) in net assets	(207,036,684)	(447,709,662)

Net Assets
Beginning of period	4,111,702,488	4,559,412,150
End of period	$3,904,665,804	$4,111,702,488

Other Information
Shares
Sold	120,073,485	182,390,011
Issued in reinvestment of distributions	2,095	1,624
Redeemed	(142,728,820)	(227,349,965)
Net increase (decrease)	(22,653,240)	(44,958,330)

Financial Highlights
Strategic Advisers® Tax-Sensitive Short Duration Fund

Years ended May 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$9.92	$9.92	$10.05	$10.02	$10.03
Income from Investment Operations
Net investment income (loss) A,B	.318	.190	.044	.067	.159
Net realized and unrealized gain (loss)	.041	.001 C	(.130)	.034	(.006)
Total from investment operations	.359	.191	(.086)	.101	.153
Distributions from net investment income	(.319)	(.191)	(.044)	(.070)	(.159)
Distributions from net realized gain	-	-	-	(.001)	(.004)
Total distributions	(.319)	(.191)	(.044)	(.071)	(.163)
Net asset value, end of period	$9.96	$9.92	$9.92	$10.05	$10.02
Total Return D	3.67%	1.94%	(.85)%	1.01%	1.53%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.32%	.32%	.32%	.33%	.34%
Expenses net of fee waivers, if any	.07%	.07%	.07%	.08%	.09%
Expenses net of all reductions	.07%	.07%	.07%	.08%	.09%
Net investment income (loss)	3.20%	1.92%	.44%	.66%	1.59%
Supplemental Data
Net assets, end of period (000 omitted)	$3,904,666	$4,111,702	$4,559,412	$5,389,558	$3,368,491
Portfolio turnover rate G	68%	80%	53%	86%	81%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended May 31, 2024

1. Organization.
Strategic Advisers Tax-Sensitive Short Duration Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2024 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.  Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Tax-Sensitive Short Duration Fund	$6,637

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,859,469
Gross unrealized depreciation	(28,082,464)
Net unrealized appreciation (depreciation)	$(26,222,995)
Tax Cost	$4,013,272,568

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(15,056,488)
Net unrealized appreciation (depreciation) on securities and other investments	$(26,222,995)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(4,042,251)
Long-term	(11,014,237)
Total capital loss carryforward	$(15,056,488)

The tax character of distributions paid was as follows:

	May 31, 2024	May 31, 2023
Tax-exempt Income	$114,709,583	$77,084,191
Ordinary Income	14,362,982	3,730,363
Total	$129,072,565	$ 80,814,554

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Tax-Sensitive Short Duration Fund	2,162,283,812	2,309,878,230

4. Fees and Other Transactions with Affiliates.
Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .55% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .32% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser), T. Rowe Price Associates, Inc. and Allspring Global Investments, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Strategic Advisers Tax-Sensitive Short Duration Fund	21,383,964	3,284,513	(7,482)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers Tax-Sensitive Short Duration Fund	2,544

5. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Strategic Advisers Tax-Sensitive Short Duration Fund	7,184
7. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2026. During the period, this waiver reduced the Fund's management fee by $10,087,179. Expense reductions also include certain voluntary fee discount arrangements, which are currently in effect for the Fund. During the period, these voluntary arrangements amounted to $76,272.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $36,595.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Tax-Sensitive Short Duration Fund
Fidelity SAI Municipal Money Market Fund	100%

9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Tax-Sensitive Short Duration Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Tax-Sensitive Short Duration Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of May 31, 2024, the related statement of operations for the year ended May 31, 2024, the statement of changes in net assets for each of the two years in the period ended May 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2024 and the financial highlights for each of the five years in the period ended May 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 44.44% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

During fiscal year ended 2024, 91.95% of the fund's income dividends was free from federal income tax, and 27.81% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 10: Renumeration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Note: This is not applicable for any fund included in this document.

1.9885904.106
TSS-ANN-0724
Strategic Advisers® Short Duration Fund
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
May 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Strategic Advisers® Short Duration Fund
Schedule of Investments May 31, 2024
Showing Percentage of Net Assets
Nonconvertible Bonds - 16.0%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.2%
AT&T, Inc. 4.1% 2/15/28	340,000	327,093
KT Corp. 4% 8/8/25 (b)	1,525,000	1,499,471
NBN Co. Ltd. 1.45% 5/5/26 (b)	1,765,000	1,639,437
NTT Finance Corp. 4.239% 7/25/25 (b)	235,000	231,751
SBA Tower Trust 3.869% 10/8/49 (b)	790,000	784,002
Verizon Communications, Inc.:
1.45% 3/20/26	1,155,000	1,079,053
2.625% 8/15/26	1,615,000	1,528,626
		7,089,433
Entertainment - 0.0%
Take-Two Interactive Software, Inc.:
3.55% 4/14/25	340,000	334,176
5% 3/28/26	950,000	942,811
		1,276,987
Media - 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.908% 7/23/25	1,034,000	1,023,446
6.15% 11/10/26	435,000	438,397
COX Communications, Inc.:
3.15% 8/15/24 (b)	2,021,000	2,009,491
3.5% 8/15/27 (b)	350,000	331,263
3.85% 2/1/25 (b)	240,000	236,752
Warnermedia Holdings, Inc.:
3.638% 3/15/25	3,000,000	2,949,049
3.755% 3/15/27	3,290,000	3,119,944
6.412% 3/15/26	450,000	449,981
		10,558,323
Wireless Telecommunication Services - 0.3%
Rogers Communications, Inc.:
2.95% 3/15/25	1,305,000	1,275,843
3.2% 3/15/27	1,365,000	1,292,287
5% 2/15/29	1,025,000	1,009,850
Sprint Corp. 7.625% 2/15/25	3,000,000	3,023,694
T-Mobile U.S.A., Inc.:
2.625% 4/15/26	255,000	241,770
3.5% 4/15/25	5,150,000	5,053,132
		11,896,576
TOTAL COMMUNICATION SERVICES		30,821,319
CONSUMER DISCRETIONARY - 1.6%
Automobile Components - 0.0%
Aptiv PLC / Aptiv Corp. 2.396% 2/18/25	815,000	796,300
Automobiles - 1.1%
American Honda Finance Corp.:
4.9% 3/12/27	1,500,000	1,492,014
4.95% 1/9/26	2,308,000	2,296,282
BMW U.S. Capital LLC U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.840% 6.1808% 4/1/25 (b)(c)(d)	7,500,000	7,535,467
General Motors Financial Co., Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.620% 5.9515% 10/15/24 (c)(d)	4,200,000	4,202,793
2.9% 2/26/25	2,035,000	1,993,296
3.8% 4/7/25	4,000,000	3,934,721
5.4% 4/6/26	495,000	493,359
5.4% 5/8/27	420,000	419,295
5.55% 7/15/29	345,000	343,466
Hyundai Capital America:
0.875% 6/14/24 (b)	1,035,000	1,033,429
1% 9/17/24 (b)	445,000	438,712
5.25% 1/8/27 (b)	350,000	347,801
5.5% 3/30/26 (b)	935,000	932,938
5.6% 3/30/28 (b)	580,000	581,056
5.8% 6/26/25 (b)	3,000,000	3,001,265
6.25% 11/3/25 (b)	440,000	442,837
Hyundai Capital Services, Inc. 2.125% 4/24/25 (b)	380,000	367,615
Mercedes-Benz Finance North America LLC:
4.8% 3/30/26 (b)	670,000	664,437
4.8% 1/11/27 (b)	2,040,000	2,026,054
4.95% 3/30/25 (b)	5,000,000	4,976,320
Volkswagen Group of America Finance LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.950% 6.298% 6/7/24 (b)(c)(d)	8,000,000	8,000,662
3.95% 6/6/25 (b)	760,000	746,717
5.7% 9/12/26 (b)	565,000	566,460
5.8% 9/12/25 (b)	3,660,000	3,665,659
6% 11/16/26 (b)	650,000	657,905
		51,160,560
Distributors - 0.0%
Genuine Parts Co. 1.75% 2/1/25	410,000	399,386
Diversified Consumer Services - 0.1%
ERAC U.S.A. Finance LLC:
4.6% 5/1/28 (b)	1,205,000	1,180,243
5% 2/15/29 (b)	505,000	501,787
		1,682,030
Hotels, Restaurants & Leisure - 0.0%
Marriott International, Inc.:
3.75% 3/15/25	180,000	177,373
5.45% 9/15/26	325,000	326,030
5.75% 5/1/25	190,000	190,099
Starbucks Corp. 4.75% 2/15/26	765,000	758,233
		1,451,735
Household Durables - 0.0%
Mohawk Industries, Inc. 5.85% 9/18/28	520,000	529,508
Leisure Products - 0.1%
Brunswick Corp. 0.85% 8/18/24	1,190,000	1,176,447
Hasbro, Inc. 3% 11/19/24	1,915,000	1,891,168
Mattel, Inc.:
3.375% 4/1/26 (b)	750,000	717,612
5.875% 12/15/27 (b)	1,075,000	1,071,071
		4,856,298
Specialty Retail - 0.2%
Advance Auto Parts, Inc. 5.9% 3/9/26	800,000	801,046
AutoZone, Inc.:
3.625% 4/15/25	485,000	476,765
6.25% 11/1/28	630,000	654,029
Lowe's Companies, Inc.:
3.35% 4/1/27	345,000	328,808
4.4% 9/8/25	1,200,000	1,184,837
4.8% 4/1/26	635,000	629,683
O'Reilly Automotive, Inc. 5.75% 11/20/26	655,000	661,365
Ross Stores, Inc.:
0.875% 4/15/26	1,010,000	930,272
4.6% 4/15/25	2,175,000	2,156,310
		7,823,115
Textiles, Apparel & Luxury Goods - 0.1%
Tapestry, Inc.:
7% 11/27/26	165,000	169,412
7.05% 11/27/25	135,000	137,233
VF Corp.:
2.4% 4/23/25	1,986,000	1,922,913
2.8% 4/23/27	1,025,000	929,097
		3,158,655
TOTAL CONSUMER DISCRETIONARY		71,857,587
CONSUMER STAPLES - 0.8%
Beverages - 0.0%
Coca-Cola Europacific Partners PLC 1.5% 1/15/27 (b)	200,000	182,304
PepsiCo, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.400% 5.7207% 11/12/24 (c)(d)	2,469,000	2,471,595
		2,653,899
Consumer Staples Distribution & Retail - 0.2%
Dollar General Corp.:
4.25% 9/20/24	3,665,000	3,647,330
5.2% 7/5/28	584,000	581,126
Dollar Tree, Inc. 4% 5/15/25	3,000,000	2,957,104
Mars, Inc. 4.55% 4/20/28 (b)	1,260,000	1,235,798
Mondelez International Holdings Netherlands BV 4.25% 9/15/25 (b)	745,000	732,714
		9,154,072
Food Products - 0.1%
Campbell Soup Co.:
5.2% 3/19/27	570,000	570,314
5.3% 3/20/26	579,000	577,693
JDE Peet's BV 0.8% 9/24/24 (b)	515,000	506,575
Mondelez International, Inc. 2.625% 3/17/27	815,000	762,226
Viterra Finance BV 4.9% 4/21/27 (b)	1,230,000	1,208,232
		3,625,040
Tobacco - 0.5%
Altria Group, Inc. 2.35% 5/6/25	3,000,000	2,910,645
BAT Capital Corp. 3.222% 8/15/24	5,000,000	4,973,502
BAT International Finance PLC:
1.668% 3/25/26	885,000	826,461
4.448% 3/16/28	1,985,000	1,917,182
Imperial Tobacco Finance PLC:
3.125% 7/26/24 (b)	2,265,000	2,255,851
4.25% 7/21/25 (b)	1,960,000	1,926,030
Philip Morris International, Inc.:
4.75% 2/12/27	1,375,000	1,362,339
4.875% 2/13/26	800,000	794,678
5% 11/17/25	500,000	497,188
5.125% 11/15/24	5,000,000	4,991,190
		22,455,066
TOTAL CONSUMER STAPLES		37,888,077
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Aker BP ASA 2% 7/15/26 (b)	587,000	544,549
Canadian Natural Resources Ltd. 2.05% 7/15/25	1,430,000	1,373,001
Columbia Pipelines Holding Co. LLC 6.055% 8/15/26 (b)	150,000	151,072
DCP Midstream Operating LP 5.375% 7/15/25	1,085,000	1,080,023
Diamondback Energy, Inc. 5.2% 4/18/27	525,000	523,874
Enbridge, Inc.:
2.5% 1/15/25	1,115,000	1,093,786
2.5% 2/14/25	615,000	601,491
5.9% 11/15/26	400,000	404,320
6% 11/15/28	325,000	333,586
Energy Transfer LP:
2.9% 5/15/25	255,000	248,263
6.05% 12/1/26	1,485,000	1,503,897
Gray Oak Pipeline LLC 2.6% 10/15/25 (b)	385,000	368,635
ONEOK, Inc. 5.55% 11/1/26	990,000	992,464
Ovintiv, Inc. 5.65% 5/15/25	760,000	759,187
Phillips 66 Co. 3.85% 4/9/25	3,000,000	2,956,323
Pioneer Natural Resources Co. 5.1% 3/29/26	842,000	839,388
Sabine Pass Liquefaction LLC 5.625% 3/1/25	1,150,000	1,147,714
The Williams Companies, Inc. 5.4% 3/2/26	1,640,000	1,636,982
TransCanada PipeLines Ltd. 6.203% 3/9/26	1,495,000	1,495,027
		18,053,582
FINANCIALS - 8.1%
Banks - 5.2%
Banco del Estado de Chile 2.704% 1/9/25 (b)	665,000	651,908
Banco Santander Mexico SA 5.375% 4/17/25 (Reg. S)	2,050,000	2,034,215
Banco Santander SA:
U.S. TREASURY 1 YEAR INDEX + 0.450% 5.742% 6/30/24 (c)(d)	200,000	199,871
3.496% 3/24/25	1,400,000	1,376,851
5.552% 3/14/28 (c)	800,000	796,170
Bank of America Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.290% 5.08% 1/20/27 (c)(d)	645,000	640,367
0.981% 9/25/25 (c)	4,300,000	4,236,039
1.319% 6/19/26 (c)	4,500,000	4,297,651
1.734% 7/22/27 (c)	765,000	706,435
2.015% 2/13/26 (c)	4,400,000	4,285,633
3.384% 4/2/26 (c)	5,445,000	5,338,270
Bank of Montreal:
3.7% 6/7/25	1,490,000	1,462,734
5.3% 6/5/26	745,000	743,670
5.92% 9/25/25	5,000,000	5,027,929
Bank of Nova Scotia U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.380% 5.707% 7/31/24 (c)(d)	5,000,000	5,001,281
Banque Federative du Credit Mutuel SA:
0.998% 2/4/25 (b)	1,145,000	1,109,533
4.935% 1/26/26 (b)	650,000	644,316
Barclays PLC:
2.852% 5/7/26 (c)	5,300,000	5,158,445
5.304% 8/9/26 (c)	1,000,000	994,059
5.674% 3/12/28 (c)	405,000	405,213
7.325% 11/2/26 (c)	645,000	657,381
BPCE SA:
1.652% 10/6/26 (b)(c)	4,500,000	4,250,926
4.5% 3/15/25	1,915,000	1,890,247
CaixaBank SA:
6.208% 1/18/29 (b)(c)	970,000	985,564
6.684% 9/13/27 (b)(c)	1,530,000	1,557,753
Canadian Imperial Bank of Commerce:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.940% 6.2746% 4/7/25 (c)(d)	5,000,000	5,023,320
3.945% 8/4/25	1,935,000	1,901,381
Citigroup, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.690% 6.0218% 1/25/26 (c)(d)	10,000,000	10,011,729
4.4% 6/10/25	355,000	350,451
5.174% 2/13/30 (c)	710,000	703,073
Cooperatieve Rabobank UA/NY 3.875% 8/22/24	5,000,000	4,981,008
Danske Bank A/S:
5.427% 3/1/28 (b)(c)	730,000	729,091
6.259% 9/22/26 (b)(c)	5,700,000	5,737,187
6.466% 1/9/26 (b)(c)	3,260,000	3,267,934
Discover Bank 2.45% 9/12/24	975,000	965,793
Fifth Third Bancorp 6.339% 7/27/29 (c)	350,000	358,810
Fifth Third Bank, Cincinnati 5.852% 10/27/25 (c)	2,280,000	2,277,568
HDFC Bank Ltd. 5.686% 3/2/26 (Reg. S)	1,600,000	1,600,000
HSBC Holdings PLC:
1.645% 4/18/26 (c)	1,850,000	1,784,522
2.099% 6/4/26 (c)	5,500,000	5,300,840
2.999% 3/10/26 (c)	5,100,000	4,992,667
5.597% 5/17/28 (c)	1,045,000	1,047,956
Huntington National Bank 5.699% 11/18/25 (c)	445,000	444,044
JPMorgan Chase & Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.530% 5.8846% 6/1/25 (c)(d)	10,000,000	10,000,000
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.880% 6.214% 4/22/27 (c)(d)	747,000	750,494
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.320% 6.6475% 4/26/26 (c)(d)	5,000,000	5,039,719
0.824% 6/1/25 (c)	965,000	965,000
0.969% 6/23/25 (c)	3,000,000	2,990,677
2.083% 4/22/26 (c)	1,870,000	1,811,259
4.08% 4/26/26 (c)	1,710,000	1,685,044
5.04% 1/23/28 (c)	710,000	703,963
5.546% 12/15/25 (c)	5,000,000	4,994,032
KeyBank NA U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.320% 5.6656% 6/14/24 (c)(d)	10,000,000	9,998,810
Lloyds Banking Group PLC:
4.5% 11/4/24	480,000	476,863
5.462% 1/5/28 (c)	800,000	797,868
Mitsubishi UFJ Financial Group, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.380% 6.7301% 9/12/25 (c)(d)	5,000,000	5,015,657
0.953% 7/19/25 (c)	1,340,000	1,331,500
4.788% 7/18/25 (c)	10,000,000	9,985,582
5.063% 9/12/25 (c)	3,150,000	3,142,083
Mizuho Financial Group, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.960% 6.2729% 5/22/26 (c)(d)	5,000,000	5,022,000
2.555% 9/13/25 (c)	3,000,000	2,972,408
Morgan Stanley Bank, West Valley City Utah 4.754% 4/21/26	775,000	766,990
NatWest Markets PLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.530% 5.8507% 8/12/24 (b)(c)(d)	5,905,000	5,907,067
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.450% 6.7931% 3/22/25 (b)(c)(d)	4,248,000	4,281,638
0.8% 8/12/24 (b)	370,000	366,502
3.479% 3/22/25 (b)	355,000	349,154
PNC Financial Services Group, Inc.:
4.758% 1/26/27 (c)	920,000	908,449
5.3% 1/21/28 (c)	285,000	284,181
5.671% 10/28/25 (c)	1,265,000	1,264,758
5.812% 6/12/26 (c)	345,000	345,508
QNB Finance Ltd. 2.625% 5/12/25 (Reg. S)	2,000,000	1,940,000
Royal Bank of Canada 4.875% 1/19/27	1,510,000	1,499,031
Santander Holdings U.S.A., Inc.:
2.49% 1/6/28 (c)	760,000	696,789
6.124% 5/31/27 (c)	160,000	160,572
Societe Generale:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.050% 6.379% 1/21/26 (b)(c)(d)	10,000,000	10,014,990
2.625% 10/16/24 (b)	365,000	360,653
5.519% 1/19/28 (b)(c)	1,695,000	1,680,830
Standard Chartered PLC:
1.822% 11/23/25 (b)(c)	475,000	465,650
4.3% 2/19/27 (b)	327,000	316,093
5.688% 5/14/28 (b)(c)	780,000	780,455
State Bank of India 1.8% 7/13/26 (Reg. S)	1,850,000	1,712,786
Svenska Handelsbanken AB 0.55% 6/11/24 (b)	720,000	719,202
The Toronto-Dominion Bank:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.480% 5.8126% 10/10/25 (c)(d)	4,000,000	4,006,612
5.532% 7/17/26	1,625,000	1,629,430
Truist Financial Corp. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.400% 5.7473% 6/9/25 (c)(d)	10,960,000	10,959,452
U.S. Bancorp:
4.548% 7/22/28 (c)	1,460,000	1,420,925
5.727% 10/21/26 (c)	415,000	415,671
Wells Fargo & Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.320% 6.6478% 4/25/26 (c)(d)	6,000,000	6,044,675
2.188% 4/30/26 (c)	840,000	813,555
3.908% 4/25/26 (c)	1,460,000	1,436,292
4.54% 8/15/26 (c)	1,055,000	1,042,421
Wells Fargo Bank NA 5.55% 8/1/25	3,000,000	3,005,891
		239,209,016
Capital Markets - 1.3%
Athene Global Funding:
1.716% 1/7/25 (b)	2,405,000	2,346,975
5.684% 2/23/26 (b)	5,995,000	5,990,540
Bank of New York Mellon Corp. 4.947% 4/26/27 (c)	920,000	912,704
Bank of New York, New York 5.148% 5/22/26 (c)	660,000	657,825
Charles Schwab Corp.:
2.45% 3/3/27	1,489,000	1,383,528
3.2% 3/2/27	375,000	355,783
Credit Suisse AG U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.260% 6.5795% 2/21/25 (c)(d)	5,000,000	5,024,544
Deutsche Bank AG New York Branch 3.961% 11/26/25 (c)	3,000,000	2,971,035
Goldman Sachs Group, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.480% 5.815% 10/21/24 (c)(d)	555,000	555,078
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.500% 5.8517% 9/10/24 (c)(d)	725,000	725,281
3.5% 4/1/25	1,005,000	987,539
4.482% 8/23/28 (c)	735,000	716,246
5.7% 11/1/24	5,000,000	5,000,044
5.798% 8/10/26 (c)	700,000	700,474
LPL Holdings, Inc.:
5.7% 5/20/27	550,000	551,477
6.75% 11/17/28	325,000	339,869
Morgan Stanley:
1.164% 10/21/25 (c)	1,035,000	1,016,346
2.188% 4/28/26 (c)	4,600,000	4,456,687
2.63% 2/18/26 (c)	1,070,000	1,046,580
2.72% 7/22/25 (c)	4,200,000	4,181,387
4.679% 7/17/26 (c)	4,700,000	4,647,586
NASDAQ, Inc. 5.65% 6/28/25	651,000	651,138
Northern Trust Corp. 3.95% 10/30/25	545,000	534,261
S&P Global, Inc. 2.45% 3/1/27	2,215,000	2,063,879
State Street Corp.:
4.857% 1/26/26 (c)	405,000	402,697
5.104% 5/18/26 (c)	635,000	631,832
5.272% 8/3/26	1,155,000	1,154,910
UBS Group AG:
1.494% 8/10/27 (b)(c)	375,000	342,706
2.193% 6/5/26 (b)(c)	4,300,000	4,146,349
4.488% 5/12/26 (b)(c)	4,470,000	4,411,967
6.327% 12/22/27 (b)(c)	2,080,000	2,112,980
		61,020,247
Consumer Finance - 0.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.65% 10/29/24	551,000	541,712
6.1% 1/15/27	925,000	938,358
6.45% 4/15/27	1,551,000	1,587,650
Ally Financial, Inc. 5.8% 5/1/25	3,000,000	2,997,969
American Express Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.930% 6.2798% 3/4/25 (c)(d)	8,000,000	8,037,586
5.098% 2/16/28 (c)	380,000	377,793
5.532% 4/25/30 (c)	845,000	852,651
6.338% 10/30/26 (c)	2,654,000	2,682,372
Capital One Financial Corp.:
2.636% 3/3/26 (c)	1,400,000	1,366,770
4.985% 7/24/26 (c)	885,000	876,806
5.7% 2/1/30 (c)	450,000	449,754
6.312% 6/8/29 (c)	415,000	423,567
7.149% 10/29/27 (c)	410,000	423,673
Ford Motor Credit Co. LLC:
5.125% 6/16/25	1,405,000	1,394,480
5.8% 3/5/27	835,000	834,125
John Deere Capital Corp. 4.95% 3/6/26	1,300,000	1,296,218
LeasePlan Corp. NV 2.875% 10/24/24 (b)	1,680,000	1,660,917
PACCAR Financial Corp. 4.6% 1/31/29	1,835,000	1,809,983
Synchrony Financial 4.25% 8/15/24	1,960,000	1,953,101
Toyota Motor Credit Corp. 3.05% 3/22/27	640,000	606,484
		31,111,969
Financial Services - 0.4%
Corebridge Financial, Inc. 3.5% 4/4/25	5,900,000	5,791,400
Corebridge Global Funding 5.2% 1/12/29 (b)	325,000	322,440
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc.:
3.663% 5/15/45 (b)	1,635,000	1,598,858
4.241% 7/15/48 (b)	290,000	274,377
Fiserv, Inc.:
2.75% 7/1/24	395,000	394,071
5.15% 3/15/27	1,805,000	1,801,655
Korea Housing Finance Corp. 4.625% 2/24/28 (b)	1,600,000	1,578,495
PayPal Holdings, Inc. 2.65% 10/1/26	1,295,000	1,223,442
Penske Truck Leasing Co. LP / PTL Finance Corp.:
2.7% 11/1/24 (b)	420,000	414,692
3.45% 7/1/24 (b)	390,000	389,246
3.95% 3/10/25 (b)	660,000	651,290
5.35% 1/12/27 (b)	335,000	334,270
5.75% 5/24/26 (b)	1,765,000	1,770,879
The Western Union Co. 2.85% 1/10/25	2,365,000	2,321,861
		18,866,976
Insurance - 0.5%
Brighthouse Financial Global Funding:
1.55% 5/24/26 (b)	250,000	230,168
1.75% 1/13/25 (b)	250,000	243,596
CNO Global Funding:
1.65% 1/6/25 (b)	1,300,000	1,265,599
1.75% 10/7/26 (b)	1,360,000	1,241,198
Equitable Financial Life Global Funding:
1% 1/9/26 (b)	355,000	330,000
1.1% 11/12/24 (b)	4,378,000	4,286,309
1.4% 7/7/25 (b)	116,000	110,759
1.7% 11/12/26 (b)	460,000	419,072
First American Financial Corp. 4.6% 11/15/24	355,000	352,800
Health Care Service Corp. 1.5% 6/1/25 (b)	1,800,000	1,726,679
Jackson National Life Global Funding:
1.75% 1/12/25 (b)	1,145,000	1,116,051
5.6% 4/10/26 (b)	1,220,000	1,214,060
Marsh & McLennan Companies, Inc. 3.75% 3/14/26	170,000	165,646
MassMutual Global Funding II 5.1% 4/9/27 (b)	2,030,000	2,026,437
Northwestern Mutual Global Funding 4.35% 9/15/27 (b)	845,000	823,635
Protective Life Global Funding:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.980% 6.3213% 3/28/25 (b)(c)(d)	7,500,000	7,535,076
3.218% 3/28/25 (b)	715,000	701,342
		23,788,427
TOTAL FINANCIALS		373,996,635
HEALTH CARE - 1.3%
Biotechnology - 0.3%
AbbVie, Inc.:
2.6% 11/21/24	3,500,000	3,451,018
2.95% 11/21/26	2,215,000	2,103,856
4.8% 3/15/27	2,215,000	2,201,705
Amgen, Inc. 5.25% 3/2/25	3,000,000	2,992,702
CSL Finance PLC 3.85% 4/27/27 (b)	395,000	379,499
		11,128,780
Health Care Equipment & Supplies - 0.1%
Becton, Dickinson & Co.:
3.734% 12/15/24	1,055,000	1,044,698
4.693% 2/13/28	1,325,000	1,300,872
Solventum Corp. 5.45% 2/25/27 (b)	1,365,000	1,362,904
		3,708,474
Health Care Providers & Services - 0.7%
Cardinal Health, Inc.:
3.079% 6/15/24	695,000	694,265
3.5% 11/15/24	1,180,000	1,166,910
CVS Health Corp.:
1.3% 8/21/27	1,610,000	1,419,913
2.875% 6/1/26	475,000	451,499
3% 8/15/26	415,000	394,058
3.375% 8/12/24	5,000,000	4,977,075
5% 2/20/26	920,000	911,219
Elevance Health, Inc.:
2.375% 1/15/25	410,000	401,901
3.35% 12/1/24	5,000,000	4,944,396
5.35% 10/15/25	305,000	304,289
HCA Holdings, Inc.:
3.125% 3/15/27	1,140,000	1,074,086
5.375% 2/1/25	3,575,000	3,562,836
5.875% 2/15/26	3,665,000	3,670,542
Humana, Inc.:
1.35% 2/3/27	120,000	108,218
3.85% 10/1/24	4,000,000	3,974,220
4.5% 4/1/25	1,205,000	1,195,835
5.75% 3/1/28	300,000	303,858
ICON Investments Six Designated Activity 5.809% 5/8/27	775,000	780,949
PeaceHealth Obligated Group 1.375% 11/15/25	190,000	178,025
UnitedHealth Group, Inc. 5.25% 2/15/28	640,000	646,394
		31,160,488
Health Care Technology - 0.0%
IQVIA, Inc. 6.25% 2/1/29	440,000	450,483
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc. 4.953% 8/10/26	1,515,000	1,509,286
Pharmaceuticals - 0.2%
Bristol-Myers Squibb Co.:
4.9% 2/22/27	525,000	523,281
4.9% 2/22/29	580,000	576,415
4.95% 2/20/26	395,000	393,395
Perrigo Finance PLC 3.9% 12/15/24	661,000	650,613
Pfizer Investment Enterprises:
4.45% 5/19/26	1,605,000	1,582,663
4.45% 5/19/28	605,000	592,057
Utah Acquisition Sub, Inc. 3.95% 6/15/26	2,040,000	1,968,001
Viatris, Inc.:
1.65% 6/22/25	1,430,000	1,368,673
2.3% 6/22/27	736,000	668,097
Zoetis, Inc. 5.4% 11/14/25	920,000	919,439
		9,242,634
TOTAL HEALTH CARE		57,200,145
INDUSTRIALS - 1.2%
Aerospace & Defense - 0.2%
BAE Systems Holdings, Inc. 3.8% 10/7/24 (b)	3,000,000	2,978,806
BAE Systems PLC 5% 3/26/27 (b)	840,000	832,466
DAE Funding LLC 1.55% 8/1/24 (b)	465,000	461,615
The Boeing Co.:
4.875% 5/1/25	3,000,000	2,967,940
6.259% 5/1/27 (b)	930,000	936,172
		8,176,999
Building Products - 0.1%
Carrier Global Corp.:
2.242% 2/15/25	259,000	252,782
5.8% 11/30/25	2,277,000	2,287,277
Owens Corning:
3.4% 8/15/26	115,000	109,968
5.5% 6/15/27	690,000	693,615
		3,343,642
Commercial Services & Supplies - 0.1%
Element Fleet Management Corp. 5.643% 3/13/27 (b)	660,000	660,356
HPHT Finance (21) (II) Ltd. 1.5% 9/17/26 (Reg. S)	650,000	592,674
HPHT Finance 19 Ltd. 2.875% 11/5/24 (Reg. S)	1,625,000	1,604,103
		2,857,133
Electrical Equipment - 0.0%
Regal Rexnord Corp. 6.05% 2/15/26	605,000	606,651
Ground Transportation - 0.2%
Canadian Pacific Railway Co.:
1.35% 12/2/24	7,739,000	7,577,611
1.75% 12/2/26	580,000	532,539
		8,110,150
Machinery - 0.4%
Caterpillar Financial Services Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.450% 5.7705% 11/14/24 (c)(d)	5,000,000	5,006,948
5% 5/14/27	2,770,000	2,773,328
Daimler Trucks Finance North America LLC:
1.625% 12/13/24 (b)	9,065,000	8,873,988
5% 1/15/27 (b)	325,000	322,472
5.15% 1/16/26 (b)	275,000	273,454
5.2% 1/17/25 (b)	355,000	353,788
Otis Worldwide Corp. 2.056% 4/5/25	1,000,000	971,209
Parker Hannifin Corp. 3.65% 6/15/24	1,690,000	1,688,097
		20,263,284
Passenger Airlines - 0.0%
American Airlines 2017-2 Class B Pass Through Trust equipment trust certificate 3.7% 4/15/27	306,823	297,830
Trading Companies & Distributors - 0.1%
Air Lease Corp. 0.8% 8/18/24	2,500,000	2,472,670
GATX Corp.:
3.25% 3/30/25	1,793,000	1,754,838
3.25% 9/15/26	455,000	433,571
3.85% 3/30/27	284,000	272,431
5.4% 3/15/27	1,170,000	1,169,884
		6,103,394
Transportation Infrastructure - 0.1%
Avolon Holdings Funding Ltd.:
2.125% 2/21/26 (b)	2,010,000	1,881,524
2.875% 2/15/25 (b)	980,000	957,506
3.95% 7/1/24 (b)	265,000	264,561
5.75% 3/1/29 (b)	685,000	680,181
6.375% 5/4/28 (b)	300,000	304,192
		4,087,964
TOTAL INDUSTRIALS		53,847,047
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.1%
Cisco Systems, Inc. 4.8% 2/26/27	3,475,000	3,464,447
Electronic Equipment, Instruments & Components - 0.0%
Amphenol Corp.:
2.05% 3/1/25	910,000	885,847
4.75% 3/30/26	340,000	336,257
5.05% 4/5/27	1,030,000	1,027,514
		2,249,618
IT Services - 0.0%
CDW LLC/CDW Finance Corp. 5.5% 12/1/24	320,000	318,983
Semiconductors & Semiconductor Equipment - 0.1%
Analog Devices, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.250% 5.5908% 10/1/24 (c)(d)	295,000	295,049
Foundry JV Holdco LLC 5.9% 1/25/30 (b)	330,000	334,490
Microchip Technology, Inc. 0.983% 9/1/24	1,220,000	1,205,106
Micron Technology, Inc.:
4.185% 2/15/27	165,000	160,208
4.975% 2/6/26	160,000	158,684
5.375% 4/15/28	935,000	938,436
NXP BV/NXP Funding LLC/NXP U.S.A., Inc.:
2.7% 5/1/25	1,095,000	1,065,369
3.15% 5/1/27	70,000	65,928
3.875% 6/18/26	565,000	548,299
4.4% 6/1/27	155,000	150,934
Qorvo, Inc. 1.75% 12/15/24	510,000	497,930
		5,420,433
Software - 0.2%
Atlassian Corp. PLC 5.25% 5/15/29	425,000	423,531
Fortinet, Inc. 1% 3/15/26	1,175,000	1,083,452
Intuit, Inc. 5.25% 9/15/26	1,620,000	1,628,678
Oracle Corp.:
2.5% 4/1/25	4,000,000	3,896,771
5.8% 11/10/25	510,000	512,641
Roper Technologies, Inc.:
1% 9/15/25	235,000	221,916
2.35% 9/15/24	365,000	361,635
Workday, Inc. 3.5% 4/1/27	525,000	501,671
		8,630,295
TOTAL INFORMATION TECHNOLOGY		20,083,776
MATERIALS - 0.3%
Chemicals - 0.2%
Celanese U.S. Holdings LLC 6.05% 3/15/25	659,000	659,527
LYB International Finance III LLC 1.25% 10/1/25	942,000	888,287
MEGlobal BV 4.25% 11/3/26 (Reg. S)	1,850,000	1,779,719
MEGlobal Canada, Inc. 5% 5/18/25 (Reg. S)	1,350,000	1,335,150
Nutrien Ltd. 4.9% 3/27/28	400,000	395,352
Sherwin-Williams Co. 4.25% 8/8/25	420,000	414,020
Westlake Corp. 0.875% 8/15/24	720,000	712,833
		6,184,888
Containers & Packaging - 0.0%
Amcor Flexibles North America, Inc. 4% 5/17/25	1,055,000	1,037,495
Metals & Mining - 0.1%
ArcelorMittal SA 3.6% 7/16/24	390,000	388,819
BHP Billiton Financial (U.S.A.) Ltd. 5.25% 9/8/26	1,560,000	1,562,032
Newmont Corp. / Newcrest Finance Pty Ltd. 5.3% 3/15/26 (b)	450,000	448,457
Nucor Corp. 3.95% 5/23/25	525,000	517,396
POSCO 5.625% 1/17/26 (b)	1,375,000	1,375,349
Steel Dynamics, Inc. 2.8% 12/15/24	395,000	388,913
		4,680,966
Paper & Forest Products - 0.0%
Celulosa Arauco y Constitucion SA 4.5% 8/1/24	635,000	630,777
TOTAL MATERIALS		12,534,126
REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.4%
American Tower Corp.:
1.6% 4/15/26	1,593,000	1,482,984
2.4% 3/15/25	665,000	648,291
3.55% 7/15/27	645,000	611,029
Brixmor Operating Partnership LP 3.65% 6/15/24	965,000	963,858
Crown Castle, Inc.:
1.05% 7/15/26	1,005,000	915,806
2.9% 3/15/27	1,115,000	1,042,769
4.45% 2/15/26	905,000	888,604
5% 1/11/28	305,000	300,135
5.6% 6/1/29	515,000	518,135
Kilroy Realty LP 4.375% 10/1/25	755,000	738,574
Kite Realty Group Trust 4% 3/15/25	3,000,000	2,953,851
Realty Income Corp. 5.05% 1/13/26	230,000	228,388
Simon Property Group LP:
2% 9/13/24	380,000	376,161
3.375% 10/1/24	3,985,000	3,954,849
Ventas Realty LP 2.65% 1/15/25	2,114,000	2,071,563
WP Carey, Inc. 4% 2/1/25	1,440,000	1,421,425
		19,116,422
UTILITIES - 0.8%
Electric Utilities - 0.6%
American Electric Power Co., Inc. 5.2% 1/15/29	1,165,000	1,157,338
ENEL Finance International NV:
1.375% 7/12/26 (b)(e)	1,605,000	1,478,885
2.65% 9/10/24 (b)	1,775,000	1,759,446
6.8% 10/14/25 (b)(e)	200,000	203,231
Exelon Corp. 5.15% 3/15/29	380,000	378,015
FirstEnergy Corp. 4.15% 7/15/27	800,000	761,894
Georgia Power Co. 5.004% 2/23/27	315,000	314,347
Korea Electric Power Corp. 5.375% 4/6/26 (b)	1,750,000	1,748,520
Korea Hydro & Nuclear Power Co. Ltd.:
1.25% 4/27/26 (b)	1,421,000	1,312,615
4.25% 7/27/27 (b)	630,000	609,546
Mississippi Power Co. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.300% 5.6413% 6/28/24 (c)(d)	5,297,000	5,297,018
NextEra Energy Capital Holdings, Inc.:
1.875% 1/15/27	1,255,000	1,150,680
4.45% 6/20/25	1,050,000	1,039,507
5.749% 9/1/25	315,000	315,541
6.051% 3/1/25	420,000	420,873
NRG Energy, Inc. 3.75% 6/15/24 (b)	535,000	534,619
Pacific Gas & Electric Co. 3.5% 6/15/25	1,455,000	1,420,259
PacifiCorp 5.1% 2/15/29	415,000	412,143
Southern California Edison Co. 5.35% 3/1/26	1,790,000	1,789,499
Southern Co. 4.475% 8/1/24	3,280,000	3,272,330
Tampa Electric Co. 3.875% 7/12/24	2,079,000	2,074,399
Vistra Operations Co. LLC 5.125% 5/13/25 (b)	465,000	462,738
		27,913,443
Gas Utilities - 0.1%
APA Infrastructure Ltd. 4.2% 3/23/25 (b)	2,740,000	2,706,812
Southern California Gas Co. 2.95% 4/15/27	815,000	766,990
		3,473,802
Independent Power and Renewable Electricity Producers - 0.0%
Constellation Energy Generation, LLC 5.6% 3/1/28	520,000	524,694
The AES Corp. 3.3% 7/15/25 (b)	820,000	796,440
		1,321,134
Multi-Utilities - 0.1%
Dominion Energy, Inc. 3.3% 3/15/25	3,000,000	2,940,130
DTE Energy Co. 2.529% 10/1/24	1,156,000	1,143,691
Engie SA 5.25% 4/10/29 (b)	385,000	382,451
NiSource, Inc. 5.25% 3/30/28	210,000	209,434
Sempra:
3.3% 4/1/25	760,000	744,930
5.4% 8/1/26	330,000	329,318
		5,749,954
TOTAL UTILITIES		38,458,333
TOTAL NONCONVERTIBLE BONDS (Cost $736,814,454)		733,857,049

U.S. Government and Government Agency Obligations - 9.8%
	Principal Amount (a)	Value ($)
U.S. Treasury Inflation-Protected Obligations - 0.2%
U.S. Treasury Inflation-Indexed Notes 2.375% 10/15/28	7,612,135	7,694,508
U.S. Treasury Obligations - 9.6%
U.S. Treasury Bills, yield at date of purchase 4.86% to 5.11% 6/13/24 to 11/29/24	75,995,200	74,651,285
U.S. Treasury Notes:
3% 6/30/24 (f)	72,000,000	71,870,908
4.25% 1/31/26 (g)	1,080,000	1,067,597
4.5% 11/15/25	90,725,800	90,031,181
4.5% 3/31/26	45,995,000	45,662,614
4.625% 2/28/26	45,715,000	45,466,782
4.875% 4/30/26	45,785,000	45,768,904
4.875% 5/31/26	44,865,000	44,872,010
5% 10/31/25	22,000,000	21,981,947
TOTAL U.S. TREASURY OBLIGATIONS		441,373,228
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $449,955,257)		449,067,736

U.S. Government Agency - Mortgage Securities - 0.7%
	Principal Amount (a)	Value ($)
Fannie Mae - 0.5%
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.360% 5.844% 10/1/33 (c)(d)	15,286	15,377
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.560% 5.803% 7/1/35 (c)(d)	1,889	1,926
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.590% 5.834% 12/1/35 (c)(d)	4,187	4,268
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.650% 5.905% 8/1/37 (c)(d)	651	669
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.690% 5.44% 5/1/38 (c)(d)	4,378	4,471
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.780% 6.538% 5/1/38 (c)(d)	2,230	2,274
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.830% 7.081% 4/1/38 (c)(d)	5,065	5,179
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.850% 6.103% 8/1/38 (c)(d)	4,726	4,862
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.900% 7.195% 5/1/38 (c)(d)	5,644	5,778
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 2.040% 6.29% 12/1/36 (c)(d)	966	991
2% 10/1/50 to 2/1/52	441,131	341,669
2.5% 1/1/52 to 1/1/54	1,617,485	1,310,398
3% 9/1/28 to 11/1/51	2,882,098	2,506,291
3.5% 11/1/26 to 7/1/50	615,810	552,425
4% 1/1/47 to 9/1/52	3,515,250	3,198,712
4.5% 5/1/41 to 1/1/50	1,016,986	973,854
5% 6/1/24 to 9/1/53	2,575,412	2,517,252
5.5% 10/1/24 to 3/1/54	3,582,019	3,559,452
6% to 6% 3/1/34 to 8/1/53	6,413,367	6,467,890
6.5% 7/1/32 to 1/1/54	1,881,450	1,923,017
TOTAL FANNIE MAE		23,396,755
Freddie Mac - 0.1%
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.620% 5.873% 6/1/38 (c)(d)	9,245	9,444
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.720% 5.965% 7/1/35 (c)(d)	3,514	3,588
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.730% 5.953% 10/1/36 (c)(d)	6,323	6,466
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.730% 5.977% 5/1/38 (c)(d)	4,753	4,855
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.730% 6.108% 2/1/37 (c)(d)	1,599	1,623
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.770% 6.791% 5/1/37 (c)(d)	2,056	2,095
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.830% 6.291% 2/1/37 (c)(d)	1,516	1,543
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.920% 6.187% 12/1/36 (c)(d)	4,166	4,254
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 2.020% 6.276% 11/1/36 (c)(d)	2,411	2,465
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 2.080% 6.582% 2/1/38 (c)(d)	9,760	9,972
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 2.160% 6.558% 2/1/37 (c)(d)	2,430	2,485
U.S. TREASURY 1 YEAR INDEX + 2.340% 6.472% 11/1/34 (c)(d)	5,920	5,980
1.5% 2/1/36	683,976	582,850
2.5% 1/1/52 to 4/1/52	1,351,391	1,104,669
3% 11/1/34	176,378	163,980
3.5% 12/1/47	560,235	499,687
4% 12/1/49	124,089	114,553
4.5% 5/1/50	109,586	103,797
5% 12/1/41	216,747	215,762
5.5% 10/1/38	1,493	1,521
6% 9/1/34 to 2/1/53	1,253,413	1,262,324
7% 3/1/39	72,506	75,553
7.5% 6/1/38	64,153	67,324
TOTAL FREDDIE MAC		4,246,790
Ginnie Mae - 0.1%
6% 7/15/36	94,933	97,012
3% 9/20/47	906,597	792,011
3.5% 8/20/44 to 7/20/52	2,908,346	2,605,048
4% 3/20/48 to 8/20/50	336,654	310,741
4.5% 9/20/40 to 7/20/41	279,757	271,284
5% 12/20/34 to 5/20/48	442,291	438,486
5.5% 9/15/45 to 4/20/53	1,431,753	1,427,505
6.5% 4/20/53	457,894	464,650
TOTAL GINNIE MAE		6,406,737
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $36,342,213)		34,050,282

Asset-Backed Securities - 8.2%
	Principal Amount (a)	Value ($)
Affirm Asset Securitization Trust Series 2024-X1 Class A, 6.27% 5/15/29 (b)	379,000	379,413
Aimco Series 2021-10A Class AR, CME Term SOFR 3 Month Index + 1.320% 6.6462% 7/22/32 (b)(c)(d)	4,100,000	4,104,100
Allegro Clo Ix Ltd. Series 2024-3A Class B1R, CME Term SOFR 3 Month Index + 1.850% 7.1767% 10/16/31 (b)(c)(d)	3,060,000	3,064,590
Ally Auto Receivables Trust:
Series 2023-A:
Class B, 6.01% 1/17/34 (b)	152,435	152,546
Class C, 6.08% 1/17/34 (b)	281,270	282,547
Series 2024-1 Class A2, 5.32% 1/15/27	3,000,000	2,994,085
AmeriCredit Automobile Receivables Series 2023-1 Class C, 5.8% 12/18/28	625,000	629,134
AmeriCredit Automobile Receivables Trust:
Series 2020-1 Class D, 1.8% 12/18/25	654,827	651,468
Series 2020-3 Class C, 1.06% 8/18/26	394,504	386,464
Series 2021-1:
Class C, 0.89% 10/19/26	755,000	734,677
Class D, 1.21% 12/18/26	470,000	448,576
Series 2021-2 Class D, 1.29% 6/18/27	995,000	926,367
Series 2022-1 Class D, 3.23% 2/18/28	1,830,000	1,720,998
Amur Equipment Finance Receivables:
Series 2021-1A:
Class C, 1.75% 6/21/27 (b)	1,335,000	1,306,788
Class E, 4.13% 3/20/28 (b)	1,265,000	1,240,573
Series 2022-1A Class C, 2.37% 4/20/28 (b)	300,000	285,855
Series 2024-1A:
Class A2, 5.38% 1/21/31 (b)	315,000	313,645
Class C, 5.55% 1/21/31 (b)	220,000	218,417
Apidos CLO Series 2024-18A Class AR, CME Term SOFR 3 Month Index + 1.150% 6.4746% 10/22/30 (b)(c)(d)	1,427,636	1,429,745
Apidos Clo Xxv Series 2024-25A Class A1R2, CME Term SOFR 3 Month Index + 1.150% 6.4746% 10/20/31 (b)(c)(d)	1,756,896	1,763,100
Ares CLO Series 2024-54A Class AR, CME Term SOFR 3 Month Index + 1.270% 6.5986% 10/15/32 (b)(c)(d)	935,000	935,945
Ares XXXIV CLO Ltd. Series 2024-2A Class AR3, CME Term SOFR 3 Month Index + 1.320% 6.6371% 4/17/33 (b)(c)(d)	4,390,000	4,395,488
Auxilior Term Funding LLC Series 2023-1A Class A2, 6.18% 12/15/28 (b)	995,000	997,710
Avis Budget Rental Car Funding (AESOP) LLC:
Series 2019-2A Class A, 3.35% 9/22/25 (b)	433,333	431,476
Series 2020-1A Class A, 2.33% 8/20/26 (b)	540,000	521,912
Series 2022-5A Class C, 6.24% 4/20/27 (b)	300,000	297,930
Series 2024-2A Class C, 6.18% 10/20/27 (b)	210,000	207,900
Barings Clo Ltd. Series 2024-4A Class BR, CME Term SOFR 3 Month Index + 1.800% 7.1286% 10/15/30 (b)(c)(d)	1,525,000	1,528,845
Bayview Opportunity Master Fun Series 2024-CAR1 Class A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.100% 6.4237% 12/26/31 (b)(c)(d)	456,331	457,579
BlueMountain CLO Ltd. Series 2024-3A Class A1R2, CME Term SOFR 3 Month Index + 1.200% 6.5224% 11/15/30 (b)(c)(d)	1,783,183	1,786,610
BMW Vehicle Lease Trust:
Series 2023-2 Class A2, 5.95% 8/25/25	2,142,432	2,144,459
Series 2024-1 Class A2A, 5.1% 7/27/26	2,156,000	2,148,407
BMW Vehicle Owner Trust Series 2023-A Class A2A, 5.72% 4/27/26	2,047,882	2,048,643
Bofa Auto Trust 2024-1 Series 2024-1A Class A2, 5.57% 12/15/26 (b)	1,565,000	1,564,180
BRE Grand Islander Timeshare Issuer Series 2019-A Class A, 3.28% 9/26/33 (b)	624,802	600,042
Capital One Prime Auto Receiva Series 2023-2 Class A2A, 5.91% 10/15/26	4,385,894	4,393,193
Capital One Prime Auto Receivables Series 2023-1 Class A2, 5.2% 5/15/26	1,226,038	1,224,028
Capital One Prime Auto Receivables Trust Series 2022-2 Class A2A, 3.74% 9/15/25	355,699	355,313
Carmax Series 2023-3:
Class B, 5.47% 2/15/29	315,000	314,327
Class C, 5.61% 2/15/29	975,000	971,150
Class D, 6.44% 12/16/30	350,000	352,573
CarMax Auto Owner Trust:
Series 2020-4 Class D, 1.75% 4/15/27	540,000	527,426
Series 2023 2 Class A2A, 5.5% 6/15/26	1,081,270	1,080,489
Series 2023 2:
Class C, 5.57% 11/15/28	955,000	950,587
Class D, 6.55% 10/15/29	635,000	642,079
Carmax Auto Owner Trust:
Series 2024-1:
Class A2A, 5.3% 3/15/27	2,645,000	2,638,508
Class A4, 4.94% 8/15/29	265,000	262,436
Class C, 5.47% 8/15/29	505,000	502,183
Series 2024-2:
Class A2A, 5.65% 5/17/27	2,456,000	2,456,876
Class D, 6.42% 10/15/30	70,000	70,479
Carmax Auto Owner Trust 2023-4 Series 2023-4 Class A2A, 6.08% 12/15/26	2,183,298	2,187,729
Carvana Auto Receivables Trust:
Series 2021-P4 Class B, 1.98% 2/10/28	445,000	405,481
Series 2022-N1 Class C, 3.32% 12/11/28 (b)	117,117	112,794
Cedar Funding Ltd.:
Series 2021-10A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6862% 10/20/32 (b)(c)(d)	1,089,000	1,091,785
Series 2021-14A Class A, CME Term SOFR 3 Month Index + 1.360% 6.6902% 7/15/33 (b)(c)(d)	5,722,000	5,730,074
Cent CLO LP Series 2021-21A Class A1R3, CME Term SOFR 3 Month Index + 1.230% 6.5565% 7/27/30 (b)(c)(d)	1,152,115	1,152,911
CFMT LLC Series 2023 HB12 Class A, 4.25% 4/25/33 (b)	237,378	232,297
Chase Auto Credit Linked Notes Series 2021-3 Class B, 0.76% 2/26/29 (b)	770,006	750,028
Chase Auto Owner Trust Series 2024-1A Class A2, 5.48% 4/26/27 (b)	2,174,000	2,171,616
Chesapeake Funding II LLC:
Series 2021-1A Class A2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.340% 5.6682% 4/15/33 (b)(c)(d)	607,010	606,434
Series 2023 1A Class A1, 5.65% 5/15/35 (b)	1,513,595	1,512,516
Series 2023-2A Class A1, 6.16% 10/15/35 (b)	291,573	293,164
Series 2024-1A Class A1, 5.52% 5/15/36 (b)	537,948	536,741
CIFC Funding Ltd. / CIFC Funding LLC Series 2021-4A Class A, CME Term SOFR 3 Month Index + 1.310% 6.6402% 7/15/33 (b)(c)(d)	1,615,000	1,617,907
CIM Trust Series 2020-INV1 Class A2, 2.5% 4/25/50 (b)	175,940	140,509
Citibank Credit Card Issuance Trust Series 2023-A1 Class A1, 5.23% 12/8/27	1,139,000	1,136,058
Citizens Auto Receivables Trust:
Series 2024-1 Class A2A, 5.43% 10/15/26 (b)	2,813,000	2,808,602
Series 2024-2 Class A2A, 5.54% 11/16/26 (b)	2,437,000	2,435,305
Cnh Equipment Trust:
Series 2024-25A Class D2, 5.23% 11/17/31	435,000	434,914
Series 2024-B Class A3, 5.19% 9/17/29	490,000	489,469
Cyrusone Data Centers Issuer I:
Series 2024-1A Class A2, 4.76% 3/22/49 (b)	215,000	203,022
Series 2024-2A Class A2, 4.5% 5/20/49 (b)	1,910,000	1,755,960
Daimler Trucks Retail Trust 20:
Series 2023-1 Class A2, 6.03% 9/15/25	845,540	846,242
Series 2024-1 Class A2, 5.6% 4/15/26	3,000,000	2,998,598
Dell Equipment Finance Trust 2:
Series 2023-3:
Class A2, 6.1% 4/23/29 (b)	2,471,742	2,475,188
Class D, 6.75% 10/22/29 (b)	100,000	101,398
Series 2024-1:
Class A2, 5.58% 3/22/30 (b)	1,950,000	1,950,998
Class A3, 5.39% 3/22/30 (b)	200,000	200,002
Class D, 6.12% 9/23/30 (b)	195,000	195,098
Dell Equipment Finance Trust 2023-2 Series 2023-2 Class A2, 5.84% 1/22/29 (b)	1,099,426	1,100,025
Discover Card Execution Note Trust Series 2022-A1 Class A1, 1.96% 2/15/27	5,000,000	4,874,024
Dllaa 2023-1A Series 2023-1A:
Class A2, 5.93% 7/20/26 (b)	211,488	211,692
Class A3, 5.64% 2/22/28 (b)	660,000	662,061
DLLAD:
Series 2023-1A Class A2, 5.19% 4/20/26 (b)	1,204,445	1,201,539
Series 2024-1A Class A2, 5.5% 8/20/27 (b)	1,013,000	1,012,449
Dllmt 2023-1 LLC Series 2023-1A Class A2, 5.78% 11/20/25 (b)	1,549,544	1,549,224
DLLST Series 2024-1A:
Class A2, 5.33% 1/20/26 (b)	1,587,000	1,582,142
Class A3, 5.05% 8/20/27 (b)	245,000	242,690
Class A4, 4.93% 4/22/30 (b)	65,000	64,121
Drive Auto Receivables Trust Series 2024-1 Class A2, 5.83% 12/15/26	1,741,000	1,741,196
Driven Brands Funding LLC:
Series 2018-1A Class A2, 4.739% 4/20/48 (b)	324,300	319,286
Series 2019-1A Class A2, 4.641% 4/20/49 (b)	251,088	243,602
Dryden CLO, Ltd. / Dryden CLO, LLC Series 2021-86A Class A1R, CME Term SOFR 3 Month Index + 1.360% 6.6787% 7/17/34 (b)(c)(d)	1,867,000	1,870,572
Eaton Vance CLO, Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6902% 4/15/31 (b)(c)(d)	3,935,000	3,944,944
Elara Hgv Timeshare Issuer LLC Series 2023-A:
Class A, 6.16% 2/25/38 (b)	259,264	260,694
Class C, 7.3% 2/25/38 (b)	354,992	357,565
Enterprise Fleet Financing:
Series 2023-2 Class A2, 5.56% 4/22/30 (b)	1,292,649	1,289,911
Series 2024-2 Class A2, 5.74% 12/20/26 (b)	460,000	460,625
Enterprise Fleet Financing 2023-3 L Series 2023-3 Class A2, 6.4% 3/20/30 (b)	1,839,000	1,856,660
Enterprise Fleet Financing LLC:
Series 2021-2 Class A2, 0.48% 5/20/27 (b)	457,047	450,620
Series 2022-3 Class A2, 4.38% 7/20/29 (b)	299,423	296,172
Series 2024-1 Class A2, 5.23% 3/20/30 (b)	2,652,000	2,635,562
Exeter Automobile Receivables Series 2023-1A Class D, 6.69% 6/15/29	80,000	80,709
Firstkey Homes 2020-Sfr2 Series 2020-SFR2 Class D, 1.968% 10/19/37 (b)	1,100,000	1,032,942
Flatiron Clo 28 Ltd. / Flatiron Series 2024-1A Class A1, CME Term SOFR 3 Month Index + 1.320% 1.32% 7/15/36 (b)(c)(d)(h)	2,797,000	2,800,298
Ford Credit Auto Lease Trust:
Series 2022-A Class C, 4.18% 10/15/25	2,030,000	2,017,599
Series 2023-B:
Class A2A, 5.9% 2/15/26	1,267,167	1,268,251
Class B, 6.2% 2/15/27	250,000	252,045
Class C, 6.43% 4/15/27	575,000	582,700
Series 2024-A Class A2A, 5.24% 7/15/26	1,879,000	1,874,980
Ford Credit Auto Owner Trust:
Series 2020-1:
Class A, 2.04% 8/15/31 (b)	2,000,000	1,950,294
Class B, 2.29% 8/15/31 (b)	740,000	722,019
Series 2020-2 Class C, 1.74% 4/15/33 (b)	570,000	536,757
Series 2022-D, Class A2A, 5.37% 8/15/25	443,467	443,361
Series 2023-A Class B, 5.07% 1/15/29	1,495,000	1,481,963
Series 2023-B Class A2A, 5.57% 6/15/26	2,116,785	2,116,030
Ford Credit Floorplan Master Owner Trust:
Series 2019-4 Class A, 2.44% 9/15/26	5,000,000	4,953,736
Series 2023-1:
Class C, 5.75% 5/15/28 (b)	405,000	401,753
Class D, 6.62% 5/15/28 (b)	750,000	752,094
Series 2024-1 Class B, 5.48% 4/15/29 (b)	550,000	546,959
Fordl 2023-A Series 2023-A:
Class A2A, 5.19% 6/15/25	17,301	17,296
Class C, 5.54% 12/15/26	1,445,000	1,439,687
Freddie Mac STACR REMIC Trust Series 2023-HQA3 Class A1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.850% 7.1737% 11/25/43 (b)(c)(d)	283,498	287,069
GM Financial Automobile Leasing Trust:
Series 2023-1:
Class A3, 5.16% 4/20/26	3,500,000	3,490,772
Class C, 5.76% 1/20/27	955,000	954,288
Series 2023-2 Class A2A, 5.44% 10/20/25	129,602	129,516
Series 2023-A Class A2A, 5.27% 6/20/25	391,164	390,999
Series 2024-2:
Class A2A, 5.43% 9/21/26	2,000,000	2,000,898
Class B, 5.56% 5/22/28	1,175,000	1,176,871
GM Financial Consumer Automobile Series 2024-1 Class ASB, 5.12% 2/16/27	2,280,000	2,273,067
Gm Financial Consumer Automobile Re:
Series 2023-1 Class A2A, 5.19% 3/16/26	450,897	450,265
Series 2023-3 Class A2A, 5.74% 9/16/26	1,392,645	1,393,006
GM Financial Consumer Automobile Receivables Series 2023 2 Class A2A, 5.1% 5/18/26	1,226,323	1,224,093
GM Financial Consumer Automobile Receivables Trust:
Series 2020-4 Class C, 1.05% 5/18/26	420,000	414,145
Series 2022-3 Class A2A, 3.5% 9/16/25	116,708	116,590
Series 2023-4 Class A2A, 5.89% 11/16/26	2,684,537	2,687,744
GM Financial Leasing Trust Series 2024-1 Class A2A, 5.18% 6/22/26	3,183,000	3,172,056
Gm Financial Leasing Trust 202 Series 2023-3 Class A2A, 5.58% 1/20/26	2,189,645	2,188,898
Goldentree Ln Management U.S. Clo 11 L Series 2021-11A Class A, CME Term SOFR 3 Month Index + 1.390% 6.7162% 10/20/34 (b)(c)(d)	1,365,000	1,368,864
Hardee's Funding LLC / Carl's Jr. Funding LLC:
Series 2018-1A Class A23, 5.71% 6/20/48 (b)	680,400	642,295
Series 2020-1A Class A2, 3.981% 12/20/50 (b)	2,017,238	1,807,256
Harot 2023-4 Series 2023-4 Class A2, 5.87% 6/22/26	2,487,000	2,490,656
Hilton Grand Vacations Trust Series 2020-AA:
Class A, 2.74% 2/25/39 (b)	234,335	222,842
Class B, 4.22% 2/25/39 (b)	361,040	350,002
Hilton Grand Vacations Trust 2:
Series 2022-1D Class A, 3.61% 6/20/34 (b)	198,793	190,214
Series 2023-1A:
Class B, 6.11% 1/25/38 (b)	1,053,512	1,054,990
Class C, 6.94% 1/25/38 (b)	195,379	197,632
Home Partners of America Trust Series 2022-1 Class A, 3.93% 4/17/39 (b)	1,094,671	1,044,793
Honda Auto Receivables Series 2023-1 Class A2, 5.22% 10/21/25	1,257,012	1,255,439
Honda Auto Receivables 2023-3 Series 2023-3 Class A2, 5.71% 3/18/26	1,910,930	1,911,632
Honda Auto Receivables 2024-2 Series 2024-2 Class A2, 5.48% 11/18/26	2,384,000	2,383,011
HPEFS Equipment Trust:
Series 2021-2A Class D, 1.29% 3/20/29 (b)	575,000	568,185
Series 2022-3A Class A2, 5.26% 8/20/29 (b)	621,856	621,397
Series 2024-1A:
Class A2, 5.38% 5/20/31 (b)	3,000,000	2,992,323
Class C, 5.33% 5/20/31 (b)	1,220,000	1,207,213
Hpefs Equipment Trust 2023-2 Series 2023-2A:
Class C, 6.48% 1/21/31 (b)	210,000	211,902
Class D, 6.97% 7/21/31 (b)	215,000	218,054
HPEFS Equiptment Trust:
Series 2023 1A Class C, 5.91% 4/20/28 (b)	535,000	534,966
Series 2023-1A Class B, 5.73% 4/20/28 (b)	985,000	984,863
Huntington Auto Trust Series 2024-1A Class A2, 5.5% 3/15/27 (b)	2,982,000	2,978,151
Hyundai Auto Lease Securitizat:
Series 2023-B Class A2A, 5.47% 9/15/25 (b)	365,023	364,835
Series 2023-C Class A2A, 5.85% 3/16/26 (b)	2,349,922	2,352,506
Series 2024-B Class A2A, 5.51% 10/15/26 (b)	2,380,000	2,376,833
Hyundai Auto Lease Securitization Trust Series 2023-A Class A2A, 5.2% 4/15/25 (b)	309,669	309,584
Hyundai Auto Receivables Trust:
Series 2022-C, Class A2A, 5.35% 11/17/25	735,608	735,313
Series 2023-B Class A2A, 5.77% 5/15/26	1,668,752	1,669,656
Series 2023-C Class A2A, 5.8% 1/15/27	2,141,896	2,144,631
Series 2024-A Class A2A, 5.29% 4/15/27	2,425,000	2,420,172
John Deere Owner Trust:
Series 2022-C Class A2, 4.98% 8/15/25	250,370	250,200
Series 2024-A Class A2A, 5.19% 2/16/27	3,025,000	3,016,719
John Deere Owner Trust 2023-B Series 2023-B Class A2, 5.59% 6/15/26	1,825,166	1,824,300
Juniper Valley Park CLO LLC Series 2023-1A Class A1, CME Term SOFR 3 Month Index + 1.850% 7.1746% 7/20/35 (b)(c)(d)	2,000,000	2,003,040
Madison Park Funding XXIII, Ltd. Series 2021-23A:
Class AR, CME Term SOFR 3 Month Index + 1.230% 6.5565% 7/27/31 (b)(c)(d)	1,187,973	1,189,437
Class BR, CME Term SOFR 3 Month Index + 1.810% 7.1365% 7/27/31 (b)(c)(d)	1,110,000	1,113,243
Madison Park Funding Xxiv Ltd. Series 2024-24A Class CR2, CME Term SOFR 3 Month Index + 2.050% 7.3792% 10/20/29 (b)(c)(d)	855,000	855,901
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A1R, CME Term SOFR 3 Month Index + 1.260% 6.5862% 1/22/31 (b)(c)(d)	3,163,538	3,170,864
Madison Park Funding XXXIII Ltd. Series 2022-33A Class AR, CME Term SOFR 3 Month Index + 1.290% 6.6186% 10/15/32 (b)(c)(d)	1,910,000	1,914,141
Madison Pk Funding Xlii Ltd. Series 2024-13A Class AR, CME Term SOFR 3 Month Index + 1.150% 6.4764% 11/21/30 (b)(c)(d)	1,740,102	1,744,877
Madison Pk Funding Xxix Ltd. / Madi Series 2024-29A Class BR, CME Term SOFR 3 Month Index + 1.800% 7.1269% 10/18/30 (b)(c)(d)	1,965,000	1,970,585
Magnetite XXV Ltd. Series 2020-25A Class A, CME Term SOFR 3 Month Index + 1.460% 6.7852% 1/25/32 (b)(c)(d)	1,564,062	1,568,604
Marathon Static CLO Ltd. Series 2024-18A Class A1R2, CME Term SOFR 3 Month Index + 1.150% 6.4746% 7/20/30 (b)(c)(d)	1,316,420	1,318,618
Marble Point CLO Ltd.:
Series 2018-1A Class A, CME Term SOFR 3 Month Index + 1.270% 6.5993% 7/16/31 (b)(c)(d)	618,848	619,796
Series 2024-2A Class A12R, CME Term SOFR 3 Month Index + 1.200% 6.5246% 1/20/32 (b)(c)(d)	2,123,237	2,126,053
Marlette Funding Trust 2024-1 Series 2024-1A Class A, 5.95% 7/17/34 (b)	179,000	179,014
Mercedes-Benz Auto Lease Trust Series 2024-A Class A2A, 5.44% 2/16/27	2,981,000	2,978,319
Mercedes-Benz Auto Receivables:
Series 2022-1, Class A2, 5.26% 10/15/25	350,909	350,797
Series 2023-1 Class A2, 5.09% 1/15/26	342,343	342,077
Series 2023-2 Class A2, 5.92% 11/16/26	1,832,145	1,834,340
Series 2024-1 Class A2A, 5.06% 5/17/27	2,784,000	2,773,092
MFRA Trust Series 2021-INV1 Class A1, 0.852% 1/25/56 (b)(c)	129,331	119,823
Midocean Credit Clo Xi Ltd. / Midocean Credit Clo Xi LLC Series 2023-11A:
Class A1R, CME Term SOFR 3 Month Index + 1.730% 7.0569% 10/18/33 (b)(c)(d)	530,000	532,569
Class BR, CME Term SOFR 3 Month Index + 2.650% 7.9769% 10/18/33 (b)(c)(d)	790,000	792,635
MMAF Equipment Finance LLC:
Series 2021-A Class A5, 1.19% 11/13/43 (b)	215,000	198,031
Series 2023-A Class A2, 5.79% 11/13/26 (b)	1,742,368	1,742,538
MVW LLC:
Series 2020-1A:
Class A, 1.74% 10/20/37 (b)	249,416	234,263
Class B, 2.73% 10/20/37 (b)	175,990	166,651
Series 2023 1A Class A, 4.93% 10/20/40 (b)	871,089	858,057
MVW Owner Trust Series 2021-1WA:
Class B, 1.44% 1/22/41 (b)	66,431	61,603
Class C, 1.94% 1/22/41 (b)	105,973	97,614
Mvwot Series 2023-2A:
Class A, 6.18% 11/20/40 (b)	260,186	263,850
Class B, 6.33% 11/20/40 (b)	167,011	168,888
Navient Private Education Loan Trust:
Series 2019-D Class A2A, 3.01% 12/15/59 (b)	241,570	227,821
Series 2020-CA Class A2A, 2.15% 11/15/68 (b)	1,614,178	1,495,199
Navient Private Education Refi Loan Trust:
Series 2019-A Class A2A, 3.42% 1/15/43 (b)	454,552	442,246
Series 2019-GA Class A, 2.4% 10/15/68 (b)	179,056	167,782
Series 2020-DA Class A, 1.69% 5/15/69 (b)	290,739	265,767
Navient Student Loan Trust Series 2019-EA Class A2A, 2.64% 5/15/68 (b)	431,805	409,640
Navistar Financial Dealer Note Master Trust:
Series 2023-1 Class A, 6.18% 8/25/28 (b)	900,000	905,013
Series 2024-1:
Class A, 5.59% 4/25/29 (b)	180,000	180,264
Class B, 5.79% 4/25/29 (b)	100,000	99,841
Class C, 6.13% 4/25/29 (b)	155,000	154,751
Nelnet Student Loan Trust:
Series 2005-4 Class A4, U.S. 90-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.440% 5.7946% 3/22/32 (c)(d)	289,193	279,389
Series 2020-1A Class A, CME Term SOFR 1 Month Index + 0.850% 6.1794% 3/26/68 (b)(c)(d)	176,771	175,842
Series 2021-CA Class AFX, 1.32% 4/20/62 (b)	893,040	806,398
Series 2021-DA Class AFX, 1.63% 4/20/62 (b)	319,751	291,574
Neuberger Berman Loan Advisers CLO 40, Ltd. / Neuberger Berman Loan Advisers CLO 40 LLC Series 2021-40A Class A, CME Term SOFR 3 Month Index + 1.320% 6.6493% 4/16/33 (b)(c)(d)	455,000	456,232
Niagara Park CLO, Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.260% 6.5787% 7/17/32 (b)(c)(d)	4,100,000	4,107,540
Nissan Auto Receivables 2023-B Series 2023-B Class A2A, 5.95% 5/15/26	3,000,000	3,005,828
Nissan Master Owner Trust Receiva Series 2024-A Class A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.670% 5.9937% 2/15/28 (b)(c)(d)	3,000,000	3,000,968
Northwoods Capital Xiv-B Ltd. Series 2024-14BA Class AR, CME Term SOFR 3 Month Index + 1.250% 6.5735% 11/13/31 (b)(c)(d)	905,000	904,960
Oaktree CLO Series 2024-2A Class A1R, CME Term SOFR 3 Month Index + 1.550% 6.8786% 7/15/33 (b)(c)(d)	1,125,000	1,125,295
OCP CLO Ltd. Series 2014-7A Class A1RR, CME Term SOFR 3 Month Index + 1.380% 6.7062% 7/20/29 (b)(c)(d)	1,064,191	1,066,354
OCP CLO Ltd. / OCP CLO LLC Series 2021-13A Class A2R, CME Term SOFR 3 Month Index + 1.810% 7.1402% 7/15/30 (b)(c)(d)	1,320,000	1,322,026
Octagon Investment Partners 39 Series 2024-3A Class AR, CME Term SOFR 3 Month Index + 1.150% 6.4746% 10/20/30 (b)(c)(d)	1,716,071	1,718,192
Octane Receivable Trust Series 2024-1A Class A2, 5.68% 5/20/30 (b)	405,000	404,645
Octane Receivables Trust:
Series 2021-2A Class A, 1.21% 9/20/28 (b)	125,890	123,485
Series 2022-1A Class B, 4.9% 5/22/28 (b)	780,000	770,347
Series 2023-1A Class A, 5.87% 5/21/29 (b)	119,553	119,549
Octane Receivables Trust 2023- Series 2023-3A:
Class B, 6.48% 7/20/29 (b)	230,000	231,632
Class C, 6.74% 8/20/29 (b)	100,000	101,364
OZLM Ltd.:
Series 2024-21A Class A1R, CME Term SOFR 3 Month Index + 1.150% 6.4746% 1/20/31 (b)(c)(d)	1,841,400	1,844,685
Series 2024-2A Class A1A2, CME Term SOFR 3 Month Index + 1.200% 6.5295% 7/30/31 (b)(c)(d)	1,165,594	1,167,342
Palmer Square Loan Funding 202 Series 2024-3A Class A1, CME Term SOFR 3 Month Index + 1.080% 0% 8/8/32 (b)(c)(d)(h)	1,560,000	1,561,081
Planet Fitness Master Issuer LLC Series 2018-1A Class A2II, 4.666% 9/5/48 (b)	1,469,475	1,440,043
Post Road Equipment Finance Series 2024-1A Class A2, 5.59% 11/15/29 (b)	100,000	99,841
Progress Residential Series 2020-SFR2 Class A, 2.078% 6/17/37 (b)	269,093	259,185
Romark Clo Ii Ltd. Series 2024-2A Class A2R, CME Term SOFR 3 Month Index + 1.650% 0% 7/25/31 (b)(c)(d)	2,150,000	2,151,159
Rr 16 Ltd. Series 2021-16A Class A1, CME Term SOFR 3 Month Index + 1.370% 6.7002% 7/15/36 (b)(c)(d)	1,320,000	1,323,450
Sabey Data Ctr Issuer LLC Series 2021-1 Class A2, 1.881% 6/20/46 (b)	550,000	500,858
Santander Bank, N.A.:
Series 2021-1A Class B, 1.833% 12/15/31 (b)	34,245	33,916
Series 2022-B Class C, 5.916% 8/16/32 (b)	80,059	79,974
Series 2022-C:
Class A2, 6.024% 12/15/32 (b)	167,730	168,304
Class D, 8.197% 12/15/32 (b)	569,964	574,882
Series 2022-C, Class B, 6.451% 12/15/32 (b)	516,767	517,705
Series 2023-A Class B, 6.493% 6/15/33 (b)	295,525	296,067
Series 2023-B:
Class A2, 5.644% 12/15/33 (b)	211,247	210,528
Class D, 6.663% 12/15/33 (b)	595,000	594,472
Santander Consumer Auto Receivables Trust Series 2021 AA Class D, 1.57% 1/15/27 (b)	801,000	759,122
Santander Drive Auto Receivables Trust:
Series 2021-4 Class D, 1.67% 10/15/27	1,310,000	1,254,783
Series 2022-2 Class C, 3.76% 7/16/29	1,990,000	1,931,598
Santander Retail Auto Lease Trust:
Series 2021-C Class C, 1.11% 3/20/26 (b)	9,900	9,877
Series 2022-B Class B, 3.85% 3/22/27 (b)	445,000	439,630
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (b)	1,590,000	1,558,185
1.631% 5/15/51 (b)	495,000	446,746
1.884% 7/15/50 (b)	365,000	341,349
6.599% 1/15/28 (b)	1,160,000	1,183,085
Sbna Auto Lease Trust Series 2024-B:
Class A2, 5.67% 11/20/26 (b)	1,788,000	1,788,647
Class A4, 5.55% 12/20/28 (b)	1,080,000	1,081,336
SBNA Auto Lease Trust 2024-A Series 2024-A:
Class A3, 5.39% 11/20/26 (b)	260,000	259,269
Class A4, 5.24% 1/22/29 (b)	250,000	248,593
Scf Equipment Leasing Series 2023-1A Class A3, 6.17% 5/20/32 (b)	430,000	437,653
Seb Funding LLC Series 2024-1A Class A2, 7.386% 4/30/54 (b)	1,130,000	1,127,556
Sfs Auto Receivables Securitiz Series 2023-1A Class A2A, 5.89% 3/22/27 (b)	218,521	218,689
Sfs Auto Receivables Securitization Trust:
Series 2024-1A:
Class A2, 5.35% 6/21/27 (b)	1,064,558	1,062,144
Class A3, 4.95% 5/21/29 (b)	285,000	282,181
Class C, 5.51% 1/20/32 (b)	95,000	93,924
Series 2024-2A:
Class A2, 5.71% 10/20/27 (b)	2,500,000	2,500,989
Class A4, 5.26% 8/20/30 (b)	290,000	289,515
Sierra Receivables Funding Co. LLC Series 2019-2A Class A, 2.59% 5/20/36 (b)	295,265	294,063
Sierra Timeshare Receivables Funding LLC:
Series 2019-3A Class A, 2.34% 8/20/36 (b)	71,717	70,929
Series 2020-2A:
Class B, 2.32% 7/20/37 (b)	553,614	534,072
Class C, 3.51% 7/20/37 (b)	135,761	132,123
Series 2021-1A Class B, 1.34% 11/20/37 (b)	98,564	93,448
Series 2021-2A:
Class B, 1.8% 9/20/38 (b)	175,145	164,680
Class C, 1.95% 9/20/38 (b)	366,422	342,198
SMB Private Education Loan Trust:
Series 2016-C Class A2B, CME Term SOFR 1 Month Index + 1.210% 6.5313% 9/15/34 (b)(c)(d)	100,982	101,072
Series 2018-B Class A2B, CME Term SOFR 1 Month Index + 0.830% 6.1513% 1/15/37 (b)(c)(d)	503,848	501,915
Series 2020-BA Class A1A, 1.29% 7/15/53 (b)	199,785	182,156
Series 2020-PTB Class A2A, 1.6% 9/15/54 (b)	1,227,155	1,113,160
Sofi Consumer Loan Program Series 2023-1S Class A, 5.81% 5/15/31 (b)	182,232	182,156
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, CME Term SOFR 3 Month Index + 1.320% 6.6502% 7/15/32 (b)(c)(d)	3,117,000	3,121,473
Symphony CLO XXIII Ltd. Series 2021-23A:
Class AR, CME Term SOFR 3 Month Index + 1.280% 6.6102% 1/15/34 (b)(c)(d)	5,830,115	5,837,443
Class BR, CME Term SOFR 3 Month Index + 1.860% 7.1902% 1/15/34 (b)(c)(d)	1,250,000	1,252,808
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, CME Term SOFR 3 Month Index + 1.340% 6.6662% 4/20/33 (b)(c)(d)	465,000	466,150
Symphony Static CLO Ltd. Series 2021-1A Class B, CME Term SOFR 3 Month Index + 1.710% 7.0352% 10/25/29 (b)(c)(d)	1,385,000	1,385,183
TCI-Flatiron CLO Ltd. / LLC Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.220% 6.5509% 11/18/30 (b)(c)(d)	2,037,404	2,042,143
Tesla Series 2024-A Class A2A, 5.37% 6/22/26 (b)	202,000	201,510
Tesla Auto Lease Trust 2023-B Series 2023-B Class A2, 6.02% 9/22/25 (b)	753,166	754,073
Tesla Auto Lease Trust 23-A Series 2023-A Class A2, 5.86% 8/20/25 (b)	1,728,863	1,729,686
Tesla Electric Vehicle Trust 2023-1 Series 2023-1 Class A2A, 5.54% 12/21/26 (b)	3,100,000	3,098,104
THL Credit Wind River CLO Ltd. Series 2024-1A Class A1R3, CME Term SOFR 3 Month Index + 1.200% 6.5246% 10/20/30 (b)(c)(d)	2,176,126	2,178,722
Tiaa Clo I Ltd. Series 2024-1A Class ARR, CME Term SOFR 3 Month Index + 1.250% 6.5746% 7/20/31 (b)(c)(d)	3,625,000	3,637,133
Towd Point Mortgage Trust Series 2019-1 Class A1, 3.75% 3/25/58 (b)(c)	411,417	388,015
Toyota Auto Receivables Series 2022-D Class A2A, 5.27% 1/15/26	1,203,081	1,202,119
Toyota Auto Receivables 2023-D Series 2023-D Class A2A, 5.8% 11/16/26	1,713,419	1,715,184
Toyota Auto Receivables Owner Trust:
Series 2023-A Class A2, 5.05% 1/15/26	850,888	849,759
Series 2023-C Class A2A, 5.6% 8/17/26	1,973,392	1,973,122
Toyota Lease Owner Trust Series 2024-A Class A2A, 5.33% 7/20/26 (b)	3,000,000	2,994,082
Toyota Lease Owner Trust 2023- Series 2023-B Class A2A, 5.73% 4/20/26 (b)	1,514,786	1,515,792
Tricon Residential Trust Series 2024-SFR2:
Class A, 4.75% 6/17/40 (b)	560,000	539,840
Class D, 6% 6/17/28 (b)	1,020,000	998,274
Trinitas Clo Vi Ltd. / Trinitas Series 2024-6A Class ARRR, CME Term SOFR 3 Month Index + 1.330% 0% 1/25/34 (c)(d)	2,310,000	2,310,000
Usaa Auto Owner Trust 2023-A Series 2023-A Class A2, 5.83% 7/15/26 (b)	1,479,024	1,479,766
USCLN Series 2023-1 Class B, 6.789% 8/25/32 (b)	194,024	194,656
Verdant Receivables 2023-1 LLC Series 2023-1A Class A2, 6.24% 1/13/31 (b)	892,223	892,172
Verdant Receivables LLC Series 2024-1A Class A2, 5.68% 12/12/31 (b)	255,000	254,941
Verizon Master Trust:
Series 2023 2 Class A, 4.89% 4/13/28	1,891,000	1,880,103
Series 2023-5 Class A1A, 5.61% 9/8/28	2,177,000	2,180,877
Volkswagen Auto Lease Trust 20 Series 2023-A Class A2A, 5.87% 1/20/26	2,546,328	2,548,380
Volkswagen Auto Loan Enhanced:
Series 2023-1 Class A2A, 5.5% 12/21/26	1,822,752	1,820,892
Series 2023-2 Class A2A, 5.72% 3/22/27	2,440,622	2,441,818
Voya Clo Ltd. Series 2024-3A Class BR2, CME Term SOFR 3 Month Index + 1.800% 7.1286% 10/15/31 (b)(c)(d)	1,770,000	1,772,646
Wheels Fleet Lease Funding 1 L:
Series 2023-2A Class A, 6.46% 8/18/38 (b)	1,325,000	1,336,683
Series 2024-1A Class A1, 5.49% 2/18/39 (b)	1,280,000	1,277,216
Wheels SPV LLC Series 2021-1A Class A, CME Term SOFR 1 Month Index + 0.390% 5.7146% 8/20/29 (b)(c)(d)	431,608	431,606
World Omni Auto Receivables Trust:
Series 2022-A:
Class A3, 1.66% 5/17/27	810,883	790,317
Class C, 2.55% 9/15/28	600,000	567,301
Series 2023-C Class A2A, 5.57% 12/15/26	1,802,832	1,802,499
Series 2023-D Class A2A, 5.91% 2/16/27	1,305,382	1,307,517
Series 2024-B Class A2A, 5.48% 9/15/27	2,154,000	2,153,078
World Omni Automobile Lease Series 2023-A Class A2A, 5.47% 11/17/25	282,290	282,106
World Omni Automobile Lease Se Series 2024-A Class A2A, 5.32% 2/16/27	2,252,000	2,247,371
World Omni Select Auto Trust:
Series 2020-A Class C, 1.25% 10/15/26	450,842	446,447
Series 2023-A Class B, 5.87% 8/15/28	280,000	280,626
TOTAL ASSET-BACKED SECURITIES (Cost $375,890,229)		375,044,488

Collateralized Mortgage Obligations - 0.6%
	Principal Amount (a)	Value ($)
Private Sponsor - 0.6%
Angel Oak Mortgage Trust:
sequential payer:
Series 2021-1:
Class A1, 0.909% 1/25/66 (b)	442,424	371,977
Class A2, 1.115% 1/25/66 (b)	129,386	108,059
Series 2021-2 Class A1, 0.985% 4/25/66 (b)	406,790	337,035
Series 2021-6 Class A3, 1.714% 9/25/66 (b)	359,429	290,038
Angel Oak Mortgage Trust LLC:
Series 2020-3 Class A3, 2.872% 4/25/65 (b)(c)	371,598	350,828
Series 2022-2 Class A1, 3.353% 1/25/67 (b)(c)	1,557,549	1,428,266
Bayview MSR Opportunity Master Fund Trust sequential payer:
Series 2021-1 Class A5, 2.5% 12/25/51 (b)	728,323	617,719
Series 2021-5 Class A5, 2.5% 11/25/51 (b)	1,434,603	1,220,491
BINOM Securitization Trust sequential payer Series 2021-INV1:
Class A2, 2.37% 6/25/56 (b)	946,585	812,102
Class A3, 2.625% 6/25/56 (b)	296,968	255,672
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (b)(c)	184,162	180,748
BRAVO Residential Funding Trust sequential payer Series 2021-NQM3 Class A1, 1.699% 4/25/60 (b)	419,515	372,156
Cfmt LLC floater sequential payer Series 2024-HB13 Class A, 3% 5/25/34 (b)(c)	404,000	385,376
CFMT LLC sequential payer Series 2022-HB8 Class A, 3.75% 4/25/25 (b)	1,733,826	1,706,258
Citigroup Mortgage Loan Trust Series 2020-EXP2 Class A3, 2.5% 8/25/50 (b)	184,060	148,776
Colt Funding LLC Series 2021-1 Class A2, 1.167% 6/25/66 (b)	399,742	333,473
COLT Mortgage Loan Trust sequential payer Series 2020-3 Class A1, 1.506% 4/27/65 (b)	47,727	45,015
Deephaven Residential Mortgage Trust:
Series 2021-1 Class A2, 0.973% 5/25/65 (b)	72,180	66,449
Series 2021-2 Class A3, 1.26% 4/25/66 (b)	175,895	152,055
Ellington Financial Mortgage Trust:
Series 2019-2 Class A3, 3.046% 11/25/59 (b)	65,886	61,538
Series 2021-2 Class A3, 1.291% 6/25/66 (b)	245,570	195,938
Series 2021-3 Class A3, 1.55% 9/25/66 (b)	251,424	201,738
Finance of America HECM Buyout sequential payer Series 2022-HB1 Class A, 2.6948% 2/25/32 (b)(c)	1,324,875	1,293,354
Flagstar Mortgage Trust floater sequential payer Series 2020-1INV Class A11, CME Term SOFR 1 Month Index + 0.960% 6% 3/25/50 (b)(c)(d)	208,110	199,332
Freddie Mac Stacr Remic Trust floater Series 2024-HQA1 Class A1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.250% 6.5737% 3/25/44 (b)(c)(d)	1,328,867	1,331,955
Galton Funding Mortgage Trust:
sequential payer:
Series 2019-H1 Class M1, 3.339% 10/25/59 (b)	600,000	552,746
Series 2020-H1 Class M1, 2.832% 1/25/60 (b)	625,000	500,366
Series 2018-1 Class A33, 3.5% 11/25/57 (b)	53,447	47,154
Series 2019-1:
Class A21, 4.5% 2/25/59 (b)	43,412	40,912
Class A32, 4% 2/25/59 (b)	21,944	20,299
GS Mortgage-Backed Securites Trust Series 2014-EB1A Class 2A1, 5.8019% 7/25/44 (b)(c)	5,888	5,914
Imperial Fund Mortgage Trust:
sequential payer Series 2022-NQM4 Class A1, 4.767% 6/25/67 (b)	1,345,507	1,313,468
Series 2021-NQM2 Class A3, 1.516% 9/25/56 (b)	395,060	313,227
J.P. Morgan Mortgage Trust Series 2020-INV1 Class A15, 3.5% 8/25/50 (b)	143,878	121,709
MFRA Trust Series 2021-NQM2 Class A2, 1.317% 11/25/64 (b)	182,570	154,664
Morgan Stanley Residential Mortgage Loan Trust Series 2023-NQM1 Class A2, 7.53% 9/25/68 (b)	227,545	231,212
New Residential Mortgage Loan Trust Series 2021-INV2 Class A7, 2.5% 9/25/51 (b)	1,390,714	1,187,880
Obx 2023-Nqm10 Trust Series 2023-NQM10 Class A2, 6.92% 10/25/63 (b)	91,345	91,981
OBX Trust:
floater:
Series 2019-EXP2 Class 2A2, CME Term SOFR 1 Month Index + 1.310% 6.033% 6/25/59 (b)(c)(d)	114,136	112,605
Series 2020-EXP1 Class 2A2, CME Term SOFR 1 Month Index + 1.060% 6.3894% 2/25/60 (b)(c)(d)	146,172	140,040
sequential payer Series 2021-NQM1 Class A2, 1.175% 2/25/66 (b)	264,864	220,342
Series 2020-EXP1 Class 1A8, 3.5% 2/25/60 (b)(c)	305,627	258,561
Series 2020-EXP2:
Class A8, 3% 5/25/60 (b)	371,198	308,528
Class A9, 3% 5/25/60 (b)	91,317	75,351
Series 2020-INV1 Class A5, 3.5% 12/25/49 (b)	82,556	71,085
Series 2023-NQM9 Class A2, 7.513% 10/25/63 (b)	89,888	91,331
Ocwen Ln Investment Trust 2023-Hb1 Series 2023-HB1 Class A, 3% 6/25/36 (b)	86,688	83,313
Sequoia Mortgage Trust:
sequential payer Series 2018-CH2 Class A3, 4% 6/25/48 (b)	92,433	82,452
Series 2018-CH2 Class A21, 4% 6/25/48 (b)	41,247	36,793
Series 2018-CH3 Class A19, 4.5% 8/25/48 (b)	5,484	5,252
SG Residential Mortgage Trust Series 2020-2 Class A1, 1.381% 5/25/65 (b)	154,726	137,684
Starwood Mortgage Residential Trust:
sequential payer Series 2019-INV1 Class A3, 2.916% 9/27/49 (b)	310,130	298,434
Series 2020-1 Class A2, 2.408% 2/25/50 (b)	343,480	315,595
Series 2021-2 Class A1, 0.943% 5/25/65 (b)	335,208	299,954
Series 2021-4 Class A1, 1.162% 8/25/56 (b)	942,633	793,997
Toorak Mortgage Corp. Series 2021-INV1 Class A2, 1.409% 7/25/56 (b)	170,736	146,720
Towd Point Mortgage Trust Series 2017-3 Class A1, 2.75% 7/25/57 (b)(c)	62,262	61,312
Verus Securitization Trust:
sequential payer Series 2020-INV1 Class A1, 2.977% 3/25/60 (b)	841	837
Series 2019-INV2 Class A2, 4.117% 7/25/59 (b)	121,528	119,181
Series 2020-5 Class A3, 1.733% 5/25/65 (b)	106,878	99,397
Series 2021-1:
Class A2, 1.052% 1/25/66 (b)	164,650	144,489
Class A3, 1.155% 1/25/66 (b)	97,293	85,407
Series 2021-2 Class A1, 1.031% 2/25/66 (b)	241,141	208,171
Series 2021-5 Class A3, 1.373% 9/25/66 (b)	329,838	272,852
Series 2021-R1 Class A2, 1.057% 10/25/63 (b)	68,355	63,735
Series 2021-R2 Class A1, 0.918% 2/25/64 (b)	261,425	229,124
Series 2022-1 Class A3, 3.288% 1/25/67 (b)	1,542,089	1,338,946
Series 2022-6 Class A1, 4.91% 6/25/67 (b)	532,969	523,698
Series 2023-6 Class A2, 6.939% 9/25/68 (b)	412,879	415,690
Series 2023-7 Class A2, 7.272% 10/25/68 (b)	163,111	165,197
Series 2023-8 Class A2, 6.6642% 12/25/68 (b)	344,626	345,643
Series 2023-INV3 Class A2, 7.33% 11/25/68 (b)	396,855	403,455
Vista Point Securitization Trust sequential payer Series 2020-2 Class A3, 2.496% 4/25/65 (b)	608,041	570,486
TOTAL PRIVATE SPONSOR		25,573,537
U.S. Government Agency - 0.0%
Fannie Mae Series 2017-90 Class KA, 3% 11/25/47	377,550	345,562
Fannie Mae Connecticut Avenue Securities floater Series 2017-C05 Class 1ED3, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.310% 6.6382% 1/25/30 (c)(d)	1,253	1,254
Freddie Mac planned amortization class Series 3713 Class PA, 2% 2/15/40	62,997	61,926
Freddie Mac STACR REMIC Trust floater:
Series 2021-DNA5 Class M2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.650% 6.9737% 1/25/34 (b)(c)(d)	242,807	244,319
Series 2021-DNA7 Class M2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.800% 7.1237% 11/25/41 (b)(c)(d)	555,000	559,819
Series 2022-DNA5 Class M1A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.950% 8.28% 6/25/42 (b)(c)(d)	900,907	926,032
Freddie Mac Whole Loan Securities Trust Series 2017-SC02 Class M1, 3.8687% 5/25/47 (b)(c)	32,640	31,417
TOTAL U.S. GOVERNMENT AGENCY		2,170,329
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $30,452,725)		27,743,866

Commercial Mortgage Securities - 1.7%
	Principal Amount (a)	Value ($)
ALEN Mortgage Trust floater Series 2021-ACEN Class A, CME Term SOFR 1 Month Index + 1.260% 6.5815% 4/15/34 (b)(c)(d)	1,315,000	1,192,129
Americold Realty Trust:
floater Series 2020-ICE5 Class B, CME Term SOFR 1 Month Index + 1.410% 6.7345% 11/15/37 (b)(c)(d)	1,705,489	1,704,861
floater sequential payer Series 2020-ICE5 Class A, CME Term SOFR 1 Month Index + 1.010% 6.3345% 11/15/37 (b)(c)(d)	427,601	426,933
BAMLL Commercial Mortgage Securities Trust floater Series 2022-DKLX Class A, CME Term SOFR 1 Month Index + 1.150% 6.467% 1/15/39 (b)(c)(d)	1,014,000	1,007,029
BANK Series 2019-BN19 Class A1, 2.263% 8/15/61	77,009	71,568
BCP Trust floater Series 2021-330N Class A, CME Term SOFR 1 Month Index + 0.910% 6.2305% 6/15/38 (b)(c)(d)	500,000	474,110
Benchmark Mortgage Trust sequential payer Series 2024-V6 Class A1, 5.5678% 10/15/28	470,412	468,578
BLOX Trust floater sequential payer Series 2021-BLOX Class A, CME Term SOFR 1 Month Index + 0.860% 6.1815% 9/15/26 (b)(c)(d)	2,040,000	1,976,753
BLP Commercial Mortgage Trust sequential payer Series 2024-IND2 Class A, CME Term SOFR 1 Month Index + 1.340% 6.6589% 3/15/41 (b)(c)(d)	434,000	434,272
BMO sequential payer Series 2024-C8 Class A1, 5.5422% 3/15/57	524,300	524,107
BPR Trust floater:
Series 2021-TY Class B, CME Term SOFR 1 Month Index + 1.260% 6.5815% 9/15/38 (b)(c)(d)	780,000	768,300
Series 2022-OANA Class A, CME Term SOFR 1 Month Index + 1.890% 7.2148% 4/15/37 (b)(c)(d)	3,529,000	3,548,851
Brookfield floater Series 2024-MF23 Class A, CME Term SOFR 1 Month Index + 1.370% 6.8118% 6/15/41 (b)(c)(d)	571,000	569,928
BSREP Commercial Mortgage Trust floater Series 2021-DC Class D, CME Term SOFR 1 Month Index + 2.010% 7.3315% 8/15/38 (b)(c)(d)	322,220	245,099
BX Commercial Mortgage Trust:
floater:
Series 2021-BXMF Class A, CME Term SOFR 1 Month Index + 0.750% 6.0674% 10/15/26 (b)(c)(d)	1,609,468	1,593,381
Series 2021-PAC Class A, CME Term SOFR 1 Month Index + 0.800% 6.1206% 10/15/36 (b)(c)(d)	1,872,000	1,853,280
Series 2021-VINO Class A, CME Term SOFR 1 Month Index + 0.760% 6.0838% 5/15/38 (b)(c)(d)	1,153,521	1,144,870
Series 2022-LP2 Class A, CME Term SOFR 1 Month Index + 1.010% 6.3297% 2/15/39 (b)(c)(d)	2,054,317	2,049,224
Series 2023-XL3 Class A, CME Term SOFR 1 Month Index + 1.760% 7.0782% 12/9/40 (b)(c)(d)	684,000	688,061
floater sequential payer:
Series 2019-IMC Class A, CME Term SOFR 1 Month Index + 1.040% 6.3633% 4/15/34 (b)(c)(d)	1,005,541	996,774
Series 2021-SOAR Class A, CME Term SOFR 1 Month Index + 0.780% 6.1015% 6/15/38 (b)(c)(d)	1,557,963	1,547,290
BX Commercial Mortgage Trust 2024-Xl4 floater sequential payer Series 2024-XL4 Class A, CME Term SOFR 1 Month Index + 1.440% 6.7588% 2/15/39 (b)(c)(d)	1,025,340	1,026,942
BX Commercial Mtg Trust floater Series 2024-MDHS:
Class A, 6.8415% 5/15/41 (b)(c)	2,354,000	2,356,943
Class B, CME Term SOFR 1 Month Index + 1.840% 7.191% 5/15/41 (b)(c)(d)	995,000	995,000
BX Trust floater:
Series 2021-ACNT Class A, CME Term SOFR 1 Month Index + 0.960% 6.2815% 11/15/38 (b)(c)(d)	1,733,563	1,726,051
Series 2021-ARIA Class C, CME Term SOFR 1 Month Index + 1.760% 7.0775% 10/15/36 (b)(c)(d)	590,000	581,334
Series 2022-GPA Class A, CME Term SOFR 1 Month Index + 2.160% 7.4818% 8/15/39 (b)(c)(d)	1,178,578	1,183,735
Series 2024-CNYN Class A, CME Term SOFR 1 Month Index + 1.440% 6.7586% 4/15/29 (b)(c)(d)	1,509,000	1,509,943
Citigroup Commercial Mortgage Trust:
Series 2013-375P Class C, 3.5176% 5/10/35 (b)(c)	560,000	533,225
Series 2015-GC27 Class A5, 3.137% 2/10/48	3,000,000	2,962,530
COMM Mortgage Trust:
Series 2014-CR15 Class B, 3.9296% 2/10/47 (c)	493,633	476,356
Series 2014-CR19 Class AM, 4.08% 8/10/47	1,846,434	1,835,852
Series 2014-UBS2 Class B, 4.701% 3/10/47	148,893	142,863
Commercial Mortgage Trust:
sequential payer Series 2017-PANW Class A, 3.244% 10/10/29 (b)	100,000	92,030
Series 2017-PANW Class D, 3.9347% 10/10/29 (b)(c)	345,000	308,016
Credit Suisse Mortgage Trust:
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (b)	409,408	385,465
Series 2020-NET Class D, 3.7042% 8/15/37 (b)(c)	985,000	914,277
CSAIL Commercial Mortgage Trust:
sequential payer Series 2015-C3 Class A4, 3.7182% 8/15/48	670,000	652,266
Series 2019-C16 Class A1, 2.3595% 6/15/52	20,019	19,923
CSMC Trust Series 2017-CHOP Class A, PRIME RATE - 2.300% 6.194% 7/15/32 (b)(c)(d)	997,340	974,400
ELP Commercial Mortgage Trust floater Series 2021-ELP Class A, CME Term SOFR 1 Month Index + 0.810% 6.1325% 11/15/38 (b)(c)(d)	2,552,030	2,531,294
Extended Stay America Trust floater Series 2021-ESH:
Class A, CME Term SOFR 1 Month Index + 1.190% 6.5115% 7/15/38 (b)(c)(d)	787,918	787,349
Class C, CME Term SOFR 1 Month Index + 1.810% 7.1315% 7/15/38 (b)(c)(d)	744,094	743,164
Fontainebleau Miami Beach Trust sequential payer Series 2019-FBLU Class A, 3.144% 12/10/36 (b)	515,000	504,682
Freddie Mac Series 2023-K753 Class A1, 4.6% 6/25/30	568,219	561,169
GS Mortgage Securities Corp. Trust floater Series 2021-ROSS Class B, CME Term SOFR 1 Month Index + 1.710% 7.0315% 5/15/26 (b)(c)(d)	685,000	546,124
GS Mortgage Securities Trust floater Series 2021-IP Class A, CME Term SOFR 1 Month Index + 1.060% 6.3815% 10/15/36 (b)(c)(d)	1,087,000	1,077,489
Hilt Commercial Mortgage Trust floater Series 2024-ORL Class B, CME Term SOFR 1 Month Index + 1.940% 7.2407% 5/15/37 (b)(c)(d)	965,000	964,698
J.P. Morgan Chase Commercial Mortgage Securities Trust floater Series 2020-609M:
Class B, CME Term SOFR 1 Month Index + 2.130% 7.4515% 10/15/33 (b)(c)(d)	995,000	925,719
Class C, CME Term SOFR 1 Month Index + 2.530% 7.8515% 10/15/33 (b)(c)(d)	805,000	708,895
JPMorgan Chase Commercial Mortgage Securities Trust floater Series 2019-BKWD:
Class A, CME Term SOFR 1 Month Index + 1.610% 6.9315% 9/15/29 (b)(c)(d)	978,103	931,948
Class C, CME Term SOFR 1 Month Index + 2.210% 7.5315% 9/15/29 (b)(c)(d)	575,000	483,179
KNDR Trust floater Series 2021-KIND Class C, CME Term SOFR 1 Month Index + 1.860% 7.1845% 8/15/38 (b)(c)(d)	972,018	944,915
Life Financial Services Trust floater Series 2022-BMR2 Class A1, CME Term SOFR 1 Month Index + 1.290% 6.612% 5/15/39 (b)(c)(d)	2,874,000	2,823,705
LIFE Mortgage Trust floater Series 2021-BMR Class A, CME Term SOFR 1 Month Index + 0.810% 6.1315% 3/15/38 (b)(c)(d)	1,631,730	1,607,254
Medical Commercial Mtg Trust 2024-Mob floater Series 2024-MOB Class A, CME Term SOFR 1 Month Index + 1.590% 6.9083% 5/15/41 (b)(c)(d)	995,000	995,056
Merit floater Series 2021-STOR Class A, CME Term SOFR 1 Month Index + 0.810% 6.1315% 7/15/38 (b)(c)(d)	907,000	904,513
MHC Commercial Mortgage Trust floater Series 2021-MHC Class B, CME Term SOFR 1 Month Index + 1.210% 6.5324% 4/15/38 (b)(c)(d)	595,602	591,884
Morgan Stanley Capital I Trust:
floater:
Series 2018-BOP Class A, CME Term SOFR 1 Month Index + 0.890% 6.214% 8/15/33 (b)(c)(d)	3,654,512	3,004,009
Series 2019-NUGS Class D, CME Term SOFR 1 Month Index + 1.910% 7.2315% 12/15/36 (b)(c)(d)(i)	510,000	155,749
sequential payer Series 2014-150E Class A, 3.912% 9/9/32 (b)	1,325,000	1,157,894
Open Trust 2023-Air sequential payer Series 2023-AIR Class A, CME Term SOFR 1 Month Index + 3.080% 8.4059% 10/15/28 (b)(c)(d)	613,492	622,311
OPG Trust floater Series 2021-PORT Class A, CME Term SOFR 1 Month Index + 0.590% 5.9155% 10/15/36 (b)(c)(d)	2,464,100	2,439,710
RLGH Trust floater Series 2021-TROT Class A, CME Term SOFR 1 Month Index + 0.910% 6.2315% 4/15/36 (b)(c)(d)	650,000	642,935
SDR Commercial Mortgage Trust floater Series 2024-DSNY Class B, CME Term SOFR 1 Month Index + 1.740% 7.0412% 5/15/39 (b)(c)(d)	790,000	789,692
SREIT Trust floater Series 2021-MFP Class A, CME Term SOFR 1 Month Index + 0.840% 6.1621% 11/15/38 (b)(c)(d)	1,677,381	1,671,150
Texas Trust 2024-Hou floater Series 2024-HOU Class B, CME Term SOFR 1 Month Index + 2.090% 7.4097% 6/15/29 (b)(c)(d)	1,070,000	1,067,325
Voya CLO Ltd. floater Series 2024-2A Class AR, CME Term SOFR 3 Month Index + 1.200% 6.5246% 7/20/32 (b)(c)(d)	4,000,000	4,006,000
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2 Class A2, 3.02% 7/15/58	76,770	75,189
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $78,563,818)		76,227,550

Municipal Securities - 0.0%
	Principal Amount (a)	Value ($)
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2021 A1, 1.711% 6/1/24 (Cost $800,000)	800,000	799,908

Bank Notes - 0.1%
	Principal Amount (a)	Value ($)
Citibank NA 5.438% 4/30/26 (Cost $5,000,000)	5,000,000	5,010,268

Certificates of Deposit - 0.2%
	Principal Amount (a)	Value ($)
Wells Fargo Bank NA U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.630% 5.96% 7/18/24 (c)(d) (Cost $10,000,000)	10,000,000	10,007,301

Commercial Paper - 0.3%
	Principal Amount (a)	Value ($)
Bayer Corp. 5.93% 7/9/24	4,000,000	3,975,491
Crown Castle, Inc. 0% 7/9/24	2,165,000	2,151,312
International Flavors & Fragrances, Inc. 0% 6/24/24 (b)	2,170,000	2,162,006
Targa Resources Corp. 0% 6/24/24	2,165,000	2,156,447
VF Corp. 0% 7/23/24	1,880,000	1,864,894
Walgreens Boots Alliance, Inc. 0% 7/10/24	2,170,000	2,154,489
TOTAL COMMERCIAL PAPER (Cost $14,463,547)		14,464,639

Short-Term Funds - 60.7%
	Shares	Value ($)
Short-Term Funds - 60.7%
Baird Short-Term Bond Fund - Institutional Class	16,266,131	152,413,651
Baird Ultra Short Bond Fund Institutional Class	40,658,592	410,245,194
BlackRock Ultra Short-Term Bond ETF (f)	5,121,944	258,914,269
Fidelity SAI Short-Term Bond Fund (j)	12,573,536	120,580,207
iShares 1-3 Year Treasury Bond ETF (f)	2,954,195	240,678,267
iShares Short Treasury Bond ETF (f)	681,311	75,291,679
JPMorgan Ultra-Short Income ETF (f)	8,728,247	440,601,909
Morgan Stanley Institutional Fund Trust Ultra-Short Income Portfolio Class IR	21,742,833	216,993,472
PIMCO Short-Term Fund Institutional Class	50,618,058	488,464,248
SPDR Bloomberg 1-3 Month T-Bill ETF (f)	820,224	75,312,968
T. Rowe Price Ultra Short-Term Bond Fund	60,742,290	306,141,141

TOTAL SHORT-TERM FUNDS (Cost $2,789,951,959)		2,785,637,005

Money Market Funds - 6.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (k)	50,922,590	50,932,775
Fidelity Investments Money Market Government Portfolio Institutional Class 5.24% (j)(l)	26,804,765	26,804,765
Fidelity Securities Lending Cash Central Fund 5.39% (k)(m)	202,468,242	202,488,489
State Street Institutional U.S. Government Money Market Fund Premier Class 5.26% (l)	5,749,793	5,749,793
TOTAL MONEY MARKET FUNDS (Cost $285,975,822)		285,975,822

TOTAL INVESTMENT IN SECURITIES - 104.5% (Cost $4,814,210,024)	4,797,885,914
NET OTHER ASSETS (LIABILITIES) - (4.5)%	(204,963,279)
NET ASSETS - 100.0%	4,592,922,635

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	901	Sep 2024	183,536,516	89,057	89,057

Sold

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	132	Sep 2024	14,361,188	22,468	22,468
CBOT 5-Year U.S. Treasury Note Contracts (United States)	68	Sep 2024	7,194,188	(32,503)	(32,503)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	122	Sep 2024	13,667,813	47,483	47,483
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	20	Sep 2024	2,448,750	29,972	29,972

TOTAL SOLD					67,420

TOTAL FUTURES CONTRACTS					156,477
The notional amount of futures purchased as a percentage of Net Assets is 4.0%
The notional amount of futures sold as a percentage of Net Assets is 0.9%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $510,817,563 or 11.1% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f)	Security or a portion of the security is on loan at period end.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,028,316.
(h)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i)	Level 3 security
(j)	Affiliated Fund
(k)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(l)	The rate quoted is the annualized seven-day yield of the fund at period end.
(m)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	46,939,868	479,278,680	475,285,773	1,612,690	-	-	50,932,775	0.1%
Fidelity Securities Lending Cash Central Fund 5.39%	4,014,457	2,446,460,552	2,247,986,520	90,019	-	-	202,488,489	0.8%
Total	50,954,325	2,925,739,232	2,723,272,293	1,702,709	-	-	253,421,264

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Investments Money Market Government Portfolio Institutional Class 5.24%	141,768,749	432,597,868	547,561,852	1,970,190	-	-	26,804,765
Fidelity SAI Short-Term Bond Fund	148,312,401	5,436,468	33,880,479	5,434,116	(1,398,631)	2,110,448	120,580,207
	290,081,150	438,034,336	581,442,331	7,404,306	(1,398,631)	2,110,448	147,384,972

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	733,857,049	-	733,857,049	-

U.S. Government and Government Agency Obligations	449,067,736	-	449,067,736	-

U.S. Government Agency - Mortgage Securities	34,050,282	-	34,050,282	-

Asset-Backed Securities	375,044,488	-	375,044,488	-

Collateralized Mortgage Obligations	27,743,866	-	27,743,866	-

Commercial Mortgage Securities	76,227,550	-	76,071,801	155,749

Municipal Securities	799,908	-	799,908	-

Bank Notes	5,010,268	-	5,010,268	-

Certificates of Deposit	10,007,301	-	10,007,301	-

Commercial Paper	14,464,639	-	14,464,639	-

Short-Term Funds	2,785,637,005	2,785,637,005	-	-

Money Market Funds	285,975,822	285,975,822	-	-
Total Investments in Securities:	4,797,885,914	3,071,612,827	1,726,117,338	155,749
Derivative Instruments: Assets
Futures Contracts	188,980	188,980	-	-
Total Assets	188,980	188,980	-	-
Liabilities
Futures Contracts	(32,503)	(32,503)	-	-
Total Liabilities	(32,503)	(32,503)	-	-
Total Derivative Instruments:	156,477	156,477	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Interest Rate Risk
Futures Contracts (a)	188,980	(32,503)
Total Interest Rate Risk	188,980	(32,503)
Total Value of Derivatives	188,980	(32,503)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Financial Statements
Statement of Assets and Liabilities
		May 31, 2024

Assets
Investment in securities, at value (including securities loaned of $197,759,660) - See accompanying schedule:
Unaffiliated issuers (cost $4,408,665,114)	$4,397,079,678
Fidelity Central Funds (cost $253,421,264)	253,421,264
Other affiliated issuers (cost $152,123,646)	147,384,972

Total Investment in Securities (cost $4,814,210,024)		$4,797,885,914
Cash		525,561
Foreign currency held at value (cost $274)		289
Receivable for investments sold		48,503,093
Receivable for fund shares sold		6,466,074
Interest receivable		11,714,628
Distributions receivable from Fidelity Central Funds		206,293
Receivable for daily variation margin on futures contracts		14,786
Prepaid expenses		8,979
Other receivables		103,907
Total assets		4,865,429,524
Liabilities
Payable for investments purchased
Regular delivery	$54,673,805
Delayed delivery	4,357,000
Payable for fund shares redeemed	8,088,456
Distributions payable	2,594,951
Accrued management fee	130,449
Other payables and accrued expenses	196,278
Collateral on securities loaned	202,465,950
Total liabilities		272,506,889
Net Assets		$4,592,922,635
Net Assets consist of:
Paid in capital		$4,697,023,407
Total accumulated earnings (loss)		(104,100,772)
Net Assets		$4,592,922,635
Net Asset Value, offering price and redemption price per share ($4,592,922,635 ÷ 462,508,019 shares)		$9.93
Statement of Operations
		Year ended May 31, 2024
Investment Income
Dividends:
Unaffiliated issuers		$115,287,205
Affiliated issuers		7,404,306
Interest		81,362,043
Income from Fidelity Central Funds (including $90,019 from security lending)		1,702,709
Total income		205,756,263
Expenses
Management fee	$12,233,170
Custodian fees and expenses	39,536
Independent trustees' fees and expenses	24,846
Registration fees	55,734
Audit	69,266
Legal	756
Miscellaneous	52,718
Total expenses before reductions	12,476,026
Expense reductions	(10,725,926)
Total expenses after reductions		1,750,100
Net Investment income (loss)		204,006,163
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(11,417,016)
Affiliated issuers	(1,398,631)
Foreign currency transactions	1
Futures contracts	(2,279,428)
Total net realized gain (loss)		(15,095,074)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	45,778,298
Affiliated issuers	2,110,448
Assets and liabilities in foreign currencies	4
Futures contracts	425,783
Total change in net unrealized appreciation (depreciation)		48,314,533
Net gain (loss)		33,219,459
Net increase (decrease) in net assets resulting from operations		$237,225,622
Statement of Changes in Net Assets

	Year ended May 31, 2024	Year ended May 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$204,006,163	$133,899,239
Net realized gain (loss)	(15,095,074)	(70,056,347)
Change in net unrealized appreciation (depreciation)	48,314,533	27,578,800
Net increase (decrease) in net assets resulting from operations	237,225,622	91,421,692
Distributions to shareholders	(195,180,850)	(131,562,158)

Share transactions
Proceeds from sales of shares	1,947,120,512	2,679,155,241
Reinvestment of distributions	158,239,948	102,997,070
Cost of shares redeemed	(1,876,623,334)	(4,199,251,103)

Net increase (decrease) in net assets resulting from share transactions	228,737,126	(1,417,098,792)
Total increase (decrease) in net assets	270,781,898	(1,457,239,258)

Net Assets
Beginning of period	4,322,140,737	5,779,379,995
End of period	$4,592,922,635	$4,322,140,737

Other Information
Shares
Sold	196,758,095	273,102,994
Issued in reinvestment of distributions	16,012,440	10,502,359
Redeemed	(189,967,704)	(428,307,418)
Net increase (decrease)	22,802,831	(144,702,065)

Financial Highlights
Strategic Advisers® Short Duration Fund

Years ended May 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$9.83	$9.89	$10.13	$10.06	$10.04
Income from Investment Operations
Net investment income (loss) A,B	.474	.296	.075	.106	.229
Net realized and unrealized gain (loss)	.081	(.052)	(.230)	.081	.020
Total from investment operations	.555	.244	(.155)	.187	.249
Distributions from net investment income	(.451)	(.304)	(.085)	(.112)	(.229)
Distributions from net realized gain	(.004)	-	-	(.005)	-
Total distributions	(.455)	(.304)	(.085)	(.117)	(.229)
Net asset value, end of period	$9.93	$9.83	$9.89	$10.13	$10.06
Total Return C	5.76%	2.52%	(1.54)%	1.86%	2.51%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.29%	.30%	.30%	.30%	.30%
Expenses net of fee waivers, if any	.04%	.05%	.05%	.05%	.05%
Expenses net of all reductions	.04%	.05%	.05%	.05%	.05%
Net investment income (loss)	4.80%	3.01%	.74%	1.05%	2.28%
Supplemental Data
Net assets, end of period (000 omitted)	$4,592,923	$4,322,141	$5,779,380	$6,180,788	$8,049,040
Portfolio turnover rate F	59%	49%	43%	102%	58%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended May 31, 2024

1. Organization.
Strategic Advisers Short Duration Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, municipal securities, U.S. government and government agency obligations, commercial paper and certificates of deposit are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Short Duration Fund	$103,905

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, capital loss carryforwards, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$19,218,274
Gross unrealized depreciation	(30,512,553)
Net unrealized appreciation (depreciation)	$(11,294,279)
Tax Cost	$4,809,180,193

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,859,807
Capital loss carryforward	$(97,666,314)
Net unrealized appreciation (depreciation) on securities and other investments	$(11,294,264)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(22,600,937)
Long-term	(75,065,377)
Total capital loss carryforward	$(97,666,314)

The tax character of distributions paid was as follows:

	May 31, 2024	May 31, 2023
Ordinary Income	$195,180,850	$131,562,158

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Short Duration Fund	1,948,137,803	1,962,124,117
5. Fees and Other Transactions with Affiliates.
Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .55% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .29% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Strategic Advisers Short Duration Fund	268

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers Short Duration Fund	5,253

6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount ($)
Strategic Advisers Short Duration Fund	7,404
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Strategic Advisers Short Duration Fund	9,807	-	-
9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2026. During the period, this waiver reduced the Fund's management fee by $10,613,136. Expense reductions also include certain voluntary fee discount arrangements, which are currently in effect for the Fund. During the period, these voluntary arrangements amounted to $82,900.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $29,890.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Short Duration Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Short Duration Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of May 31, 2024, the related statement of operations for the year ended May 31, 2024, the statement of changes in net assets for each of the two years in the period ended May 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2024 and the financial highlights for each of the five years in the period ended May 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 19.58% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $98,726,611 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 10: Renumeration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Note: This is not applicable for any fund included in this document.

1.934458.112
ASD-ANN-0724
Strategic Advisers® Fidelity® U.S. Total Stock Fund
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
May 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Strategic Advisers® Fidelity® U.S. Total Stock Fund
Schedule of Investments May 31, 2024
Showing Percentage of Net Assets
Common Stocks - 47.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 0.2%
AT&T, Inc.	7,771,721	141,600,757
Cellnex Telecom SA (a)	918,400	33,549,212
Cogent Communications Group, Inc. (b)	73,570	4,356,815
GCI Liberty, Inc. Class A (Escrow) (c)(d)	206,400	2
Liberty Global Ltd. Class C (b)	357,000	6,093,990
Verizon Communications, Inc.	580,873	23,902,924
		209,503,700
Entertainment - 0.7%
Capcom Co. Ltd.	275,000	5,071,058
Electronic Arts, Inc.	106,574	14,161,553
IMAX Corp. (b)(e)	752,710	12,374,552
International Games Systems Co. Ltd.	100,000	3,123,953
Liberty Media Corp. Liberty Formula One Class C	137,500	10,194,250
Lionsgate Studios Corp.	30,800	256,564
Netflix, Inc. (e)	164,812	105,746,675
Roblox Corp. (e)	277,700	9,336,274
Roku, Inc. Class A (e)	174,400	10,010,560
Sea Ltd. ADR (e)	759,300	51,267,936
Spotify Technology SA (e)	61,351	18,207,750
Take-Two Interactive Software, Inc. (e)	54,198	8,691,191
The Walt Disney Co.	4,315,870	448,462,052
TKO Group Holdings, Inc.	428,800	46,769,216
Ubisoft Entertainment SA (e)	543,900	13,301,448
Universal Music Group NV	1,627,083	50,705,919
Universal Music Group NV rights (e)(f)	1,627,083	476,676
		808,157,627
Interactive Media & Services - 2.0%
Alphabet, Inc.:
Class A	5,301,540	914,515,650
Class C	2,099,714	365,266,247
Bumble, Inc. (e)	373,700	4,372,290
Cars.com, Inc. (e)	389,200	7,873,516
IAC, Inc. (e)	265,860	13,237,169
Match Group, Inc. (e)	1,172,854	35,924,518
Meta Platforms, Inc. Class A (g)	2,099,326	980,028,357
Pinterest, Inc. Class A (e)	459,214	19,052,789
QuinStreet, Inc. (e)	362,400	6,381,864
Snap, Inc. Class A (e)	4,879,900	73,296,098
Yelp, Inc. (e)	105,190	3,888,874
Ziff Davis, Inc. (e)	184,402	10,623,399
Zoominfo Technologies, Inc. (e)	386,500	4,746,220
		2,439,206,991
Media - 0.6%
Altice U.S.A., Inc. Class A (e)	7,078,593	17,554,911
Charter Communications, Inc. Class A (e)	83,400	23,945,808
Comcast Corp. Class A	13,823,776	553,365,753
EchoStar Corp. Class A (e)	47,897	919,622
Ibotta, Inc.	14,400	1,398,672
Interpublic Group of Companies, Inc.	1,489,325	46,720,125
Liberty Broadband Corp. Class A (e)	475,625	25,797,900
Liberty Media Corp. Liberty SiriusXM Class C	37,793	856,389
Nexstar Media Group, Inc. Class A	24,700	4,092,543
Paramount Global Class B	106,000	1,262,460
Pico Far East Holdings Ltd.	1,026,000	221,651
TechTarget, Inc. (e)	69,820	2,109,960
TEGNA, Inc. (b)	302,586	4,511,557
Thryv Holdings, Inc. (e)	398,575	8,397,975
WPP PLC	540,300	5,655,361
		696,810,687
Wireless Telecommunication Services - 0.0%
Gogo, Inc. (b)(e)	308,910	3,269,812
TOTAL COMMUNICATION SERVICES		4,156,948,817
CONSUMER DISCRETIONARY - 3.9%
Automobile Components - 0.2%
Adient PLC (e)	1,138,249	32,144,152
Akwel	5,700	80,804
Aptiv PLC (e)	255,800	21,297,908
Autoliv, Inc.	30,128	3,843,429
BorgWarner, Inc.	408,092	14,552,561
Brembo N.V.	218,100	2,533,702
Cie Automotive SA	273,580	8,387,148
DaikyoNishikawa Corp.	619,300	2,740,806
Gentex Corp.	358,329	12,541,515
Gentherm, Inc. (e)	58,700	3,166,278
LCI Industries (b)	96,620	10,616,606
Lear Corp.	374,177	46,903,087
Mobileye Global, Inc. Class A (b)(e)	117,172	3,006,634
Patrick Industries, Inc. (b)	277,100	31,755,660
		193,570,290
Automobiles - 0.2%
Ford Motor Co.	2,062,645	25,019,884
General Motors Co.	251,900	11,332,981
Harley-Davidson, Inc. (b)	332,400	11,926,512
Mercedes-Benz Group AG (Germany)	34,800	2,525,690
Rivian Automotive, Inc. (b)(e)	789,700	8,623,524
Stellantis NV (b)	113,700	2,532,099
Tesla, Inc. (e)	1,024,900	182,514,192
		244,474,882
Broadline Retail - 0.9%
Amazon.com, Inc. (e)	5,445,212	960,753,205
ASKUL Corp.	340,900	4,816,582
B&M European Value Retail SA	873,600	6,107,514
Big Lots, Inc. (b)(e)	218,933	761,887
Dillard's, Inc. Class A (b)	5,249	2,348,140
eBay, Inc.	364,627	19,770,076
Etsy, Inc. (e)	186,700	11,849,849
Europris ASA (a)	984,481	6,590,713
Global-e Online Ltd. (e)	102,810	3,209,728
Kohl's Corp. (b)	376,000	8,418,640
Macy's, Inc.	334,300	6,512,164
Max Stock Ltd.	224,400	590,687
Next PLC	58,700	7,030,496
		1,038,759,681
Distributors - 0.0%
Arata Corp.	146,400	2,992,885
Autohellas SA	170,680	2,214,651
Genuine Parts Co.	41,143	5,930,352
Inchcape PLC	1,240,680	12,659,396
LKQ Corp.	469,700	20,211,191
		44,008,475
Diversified Consumer Services - 0.3%
ADT, Inc.	890,764	6,333,332
Adtalem Global Education, Inc. (e)	143,644	9,249,237
European Wax Center, Inc. (b)(e)	299,600	3,391,472
Frontdoor, Inc. (e)	122,311	4,326,140
Graham Holdings Co.	5,500	4,138,365
Grand Canyon Education, Inc. (e)	53,700	7,650,102
H&R Block, Inc. (b)	3,335,600	165,579,184
Laureate Education, Inc.	3,914,381	61,299,206
ME Group International PLC	470,283	1,100,921
OneSpaWorld Holdings Ltd. (e)	464,900	7,229,195
Perdoceo Education Corp.	100,911	2,270,498
Service Corp. International	596,674	42,757,659
		315,325,311
Hotels, Restaurants & Leisure - 0.7%
Airbnb, Inc. Class A (e)	211,900	30,710,667
Aramark	789,200	25,372,780
Booking Holdings, Inc.	54,867	207,196,995
Brinker International, Inc. (e)	135,500	9,570,365
Caesars Entertainment, Inc. (e)	386,200	13,733,272
Chipotle Mexican Grill, Inc. (e)	6,337	19,831,768
Churchill Downs, Inc.	459,804	59,544,618
Domino's Pizza, Inc.	91,117	46,340,284
Expedia Group, Inc. (e)	135,166	15,254,835
Flutter Entertainment PLC (e)	84,500	16,260,698
Hollywood Bowl Group PLC	696,700	2,962,133
International Game Technology PLC	752,270	14,849,810
Light & Wonder, Inc. Class A (e)	30,672	2,928,563
Marriott International, Inc. Class A	379,400	87,705,898
McDonald's Corp.	131,663	34,086,234
MGM Resorts International (e)	211,742	8,505,676
MTY Food Group, Inc.	85,900	2,773,102
Noodles & Co. Class A (b)(e)	369,360	694,397
Red Rock Resorts, Inc.	312,260	16,003,325
Restaurant Brands International, Inc.	604,000	41,417,396
Starbucks Corp.	701,702	56,290,534
Wendy's Co. (b)	289,582	5,053,206
Wyndham Hotels & Resorts, Inc.	90,048	6,371,796
Yum! Brands, Inc.	481,500	66,172,545
		789,630,897
Household Durables - 0.3%
Barratt Developments PLC	1,253,430	8,127,810
Berkeley Group Holdings PLC	323,000	21,796,195
Cavco Industries, Inc. (e)	30,094	10,749,577
Cuckoo Holdings Co. Ltd.	41,065	636,908
D.R. Horton, Inc.	91,088	13,462,806
FJ Next Co. Ltd.	114,900	901,578
Helen of Troy Ltd. (e)	296,840	31,726,259
Installed Building Products, Inc. (b)	36,223	7,673,480
KB Home	116,560	8,229,136
Lennar Corp. Class A	45,060	7,225,371
LGI Homes, Inc. (b)(e)	36,170	3,472,320
M/I Homes, Inc. (e)	41,696	5,208,664
Mohawk Industries, Inc. (e)	276,061	33,660,118
Pressance Corp.	285,000	3,307,316
PulteGroup, Inc.	270,600	31,746,792
SharkNinja, Inc.	92,070	7,054,403
Sony Group Corp. sponsored ADR	78,000	6,422,520
Taylor Morrison Home Corp. (e)	312,317	18,061,292
Tempur Sealy International, Inc.	581,700	29,876,112
Toll Brothers, Inc.	293,414	35,690,879
TopBuild Corp. (e)	98,397	41,125,026
TRI Pointe Homes, Inc. (e)	322,304	12,482,834
Vistry Group PLC	621,463	10,296,341
Whirlpool Corp. (b)	237,877	22,129,697
		371,063,434
Leisure Products - 0.0%
BRP, Inc.	65,100	4,067,586
Brunswick Corp.	459,973	37,961,572
Malibu Boats, Inc. Class A (e)	31,334	1,205,106
Mattel, Inc. (e)	445,300	7,921,887
Peloton Interactive, Inc. Class A (b)(e)	86,600	315,224
		51,471,375
Specialty Retail - 0.9%
Abercrombie & Fitch Co. Class A (e)	25,832	4,465,578
Academy Sports & Outdoors, Inc.	692,885	39,972,536
Advance Auto Parts, Inc.	293,190	20,710,942
America's Car Mart, Inc. (b)(e)	148,961	8,977,879
American Eagle Outfitters, Inc.	423,650	9,307,591
Arcland Sakamoto Co. Ltd.	293,500	3,581,385
AutoZone, Inc. (e)	4,000	11,079,760
Bath & Body Works, Inc.	4,203	218,304
Boot Barn Holdings, Inc. (e)	76,960	9,152,853
Burlington Stores, Inc. (e)	138,500	33,246,925
Caleres, Inc. (b)	144,350	5,006,058
Camping World Holdings, Inc. (b)	167,260	3,361,926
Carvana Co. Class A (e)	145,576	14,554,688
Dick's Sporting Goods, Inc.	189,770	43,199,243
Five Below, Inc. (e)	71,300	9,848,669
Floor & Decor Holdings, Inc. Class A (b)(e)	82,400	9,629,264
Foot Locker, Inc.	179,200	4,969,216
Gap, Inc.	93,447	2,706,225
JD Sports Fashion PLC	16,505,254	27,127,650
Jumbo SA	201,260	5,793,983
Lowe's Companies, Inc.	1,315,608	291,130,894
Maisons du Monde SA (a)	415,000	2,382,738
Monro, Inc. (b)	47,125	1,114,506
Murphy U.S.A., Inc.	170,682	74,886,728
Pets At Home Group PLC	2,404,900	9,122,267
RH (e)	61,035	16,597,248
Ross Stores, Inc.	780,983	109,150,184
Sally Beauty Holdings, Inc. (e)	358,100	4,361,658
Sportsman's Warehouse Holdings, Inc. (e)	444,400	1,693,164
The Buckle, Inc.	43,207	1,665,198
The Home Depot, Inc.	195,900	65,601,033
The Hour Glass Ltd.	1,687,200	1,997,869
TJX Companies, Inc.	1,267,500	130,679,250
Ulta Beauty, Inc. (e)	4,828	1,907,495
Upbound Group, Inc.	191,438	6,282,995
Valvoline, Inc. (e)	1,202,987	48,841,272
Victoria's Secret & Co. (e)	50,030	1,140,184
WH Smith PLC	471,800	6,928,122
Williams-Sonoma, Inc.	183,241	53,729,926
		1,096,123,406
Textiles, Apparel & Luxury Goods - 0.4%
Compagnie Financiere Richemont SA Series A	26,630	4,285,216
Crocs, Inc. (e)	376,910	58,662,272
Deckers Outdoor Corp. (e)	39,528	43,240,470
Kontoor Brands, Inc.	245,576	18,010,544
Levi Strauss & Co. Class A (b)	399,800	9,599,198
NIKE, Inc. Class B	842,700	80,098,635
Oxford Industries, Inc. (b)	42,900	4,748,601
PVH Corp.	584,249	70,115,722
Rocky Brands, Inc. (b)	281,832	10,988,630
Skechers U.S.A., Inc. Class A (sub. vtg.) (e)	155,600	11,112,952
Tapestry, Inc.	2,242,716	97,535,719
VF Corp. (b)	596,700	7,924,176
Wolverine World Wide, Inc.	1,098,500	14,961,570
		431,283,705
TOTAL CONSUMER DISCRETIONARY		4,575,711,456
CONSUMER STAPLES - 3.3%
Beverages - 0.9%
Boston Beer Co., Inc. Class A (e)	9,399	2,948,184
Britvic PLC	225,600	2,796,698
Celsius Holdings, Inc. (e)	105,800	8,461,884
Coca-Cola Consolidated, Inc.	30,890	30,304,326
Coca-Cola Europacific Partners PLC (b)	1,093,600	80,609,256
Constellation Brands, Inc. Class A (sub. vtg.)	272,200	68,112,606
Diageo PLC	1,632,400	54,958,639
Diageo PLC sponsored ADR	320,405	43,283,511
Duckhorn Portfolio, Inc. (b)(e)	63,340	511,154
Keurig Dr. Pepper, Inc.	7,045,965	241,324,301
MGP Ingredients, Inc. (b)	97,500	7,567,950
Molson Coors Beverage Co. Class B (b)	65,965	3,615,542
Monster Beverage Corp. (e)	1,386,100	71,966,312
National Beverage Corp. (e)	35,853	1,656,409
PepsiCo, Inc.	321,513	55,589,598
Pernod Ricard SA	45,000	6,738,885
Primo Water Corp.	1,021,070	23,035,339
The Coca-Cola Co.	6,466,437	406,932,880
The Vita Coco Co., Inc. (e)	47,121	1,371,692
		1,111,785,166
Consumer Staples Distribution & Retail - 0.9%
Acomo NV	110,100	2,110,280
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	942,300	54,998,323
Belc Co. Ltd.	10,700	499,399
BJ's Wholesale Club Holdings, Inc. (e)	1,035,681	91,212,426
Casey's General Stores, Inc.	28,000	9,289,840
Costco Wholesale Corp.	183,600	148,695,804
Dollar General Corp.	441,300	60,418,383
G-7 Holdings, Inc.	375,500	3,786,876
Ingles Markets, Inc. Class A	21,033	1,538,354
Kroger Co.	232,118	12,156,020
MARR SpA	430,000	5,401,644
Metro, Inc.	261,500	13,935,027
Performance Food Group Co. (e)	1,076,809	74,945,906
PriceSmart, Inc.	37,309	3,139,552
Sprouts Farmers Market LLC (e)	452,378	35,728,814
Sysco Corp.	574,455	41,831,813
Target Corp.	217,200	33,917,952
U.S. Foods Holding Corp. (e)	3,186,305	168,332,493
Walmart, Inc.	4,835,235	317,965,054
Weis Markets, Inc. (b)	24,378	1,597,978
YAKUODO Holdings Co. Ltd.	41,300	727,966
		1,082,229,904
Food Products - 0.4%
Archer Daniels Midland Co.	106,107	6,625,321
Armanino Foods of Distinction	572,900	3,105,118
Bunge Global SA	327,800	35,268,002
Conagra Brands, Inc.	126,809	3,789,053
Flowers Foods, Inc.	262,839	6,103,122
Freshpet, Inc. (e)	52,700	6,912,659
General Mills, Inc.	179,922	12,369,638
Gruma S.A.B. de CV Series B	63,400	1,230,520
Ingredion, Inc.	18,830	2,214,031
John B. Sanfilippo & Son, Inc.	13,436	1,354,752
Kellanova	76,218	4,598,994
Lamb Weston Holdings, Inc. (b)	1,937,020	171,019,496
Lancaster Colony Corp.	31,281	5,802,626
Mondelez International, Inc.	864,800	59,264,744
Nomad Foods Ltd. (b)	330,200	5,798,312
Pickles Holdings Co. Ltd.	132,000	998,824
Post Holdings, Inc. (e)	7,644	814,621
S Foods, Inc.	207,700	3,754,752
Societe LDC SA	10,359	1,770,887
SunOpta, Inc. (b)(e)	940,255	5,650,933
Tate & Lyle PLC	1,269,820	11,295,999
The Kraft Heinz Co.	616,317	21,799,132
The Simply Good Foods Co. (e)	1,622,370	62,445,021
Tootsie Roll Industries, Inc.	26,219	767,168
TreeHouse Foods, Inc. (e)	59,160	2,148,100
Tyson Foods, Inc. Class A	1,186,800	67,944,300
		504,846,125
Household Products - 0.5%
Central Garden & Pet Co. Class A (non-vtg.) (b)	33,525	1,252,159
Colgate-Palmolive Co.	1,288,999	119,825,347
Kimberly-Clark Corp.	53,932	7,189,136
Procter & Gamble Co.	2,583,655	425,114,594
Spectrum Brands Holdings, Inc.	84,998	7,627,721
The Clorox Co.	25,019	3,291,500
Transaction Co. Ltd.	50,400	599,935
WD-40 Co. (b)	20,826	4,679,394
		569,579,786
Personal Care Products - 0.5%
BellRing Brands, Inc. (e)	635,400	36,961,218
Coty, Inc. Class A (e)	783,500	8,117,060
Estee Lauder Companies, Inc. Class A	358,600	44,236,896
Haleon PLC	18,712,400	77,757,433
Haleon PLC ADR	10,065,359	84,951,630
Hengan International Group Co. Ltd.	414,000	1,445,202
Herbalife Ltd. (e)	152,258	1,568,257
Kenvue, Inc.	14,326,335	276,498,266
MediFast, Inc. (b)	16,734	430,733
Sarantis SA	278,008	3,320,841
USANA Health Sciences, Inc. (e)	17,045	811,342
		536,098,878
Tobacco - 0.1%
Altria Group, Inc.	826,084	38,206,385
British American Tobacco PLC sponsored ADR	39,200	1,216,376
KT&G Corp.	91,269	5,516,228
Philip Morris International, Inc.	419,213	42,499,814
Vector Group Ltd.	183,411	2,012,019
		89,450,822
TOTAL CONSUMER STAPLES		3,893,990,681
ENERGY - 3.2%
Energy Equipment & Services - 0.2%
Baker Hughes Co. Class A	594,846	19,915,444
Cactus, Inc.	724,470	37,201,535
Expro Group Holdings NV (e)	1,475,992	32,398,024
Halliburton Co.	92,571	3,397,356
Liberty Energy, Inc. Class A	426,030	10,518,681
Oceaneering International, Inc. (b)(e)	303,426	7,185,128
TechnipFMC PLC (b)	980,524	25,679,924
Tidewater, Inc. (e)	228,900	23,652,237
Valaris Ltd. (e)	312,060	24,153,444
Vallourec SA (e)	172,300	3,085,966
Weatherford International PLC (e)	423,926	51,015,255
		238,202,994
Oil, Gas & Consumable Fuels - 3.0%
Africa Oil Corp.	9,576,700	18,339,034
Antero Resources Corp. (e)	2,599,000	92,602,370
Ardmore Shipping Corp.	63,444	1,421,780
Athabasca Oil Corp. (b)(e)	6,483,000	23,830,537
California Resources Corp. (b)	117,196	5,549,231
Cameco Corp.	113,300	6,289,283
Cenovus Energy, Inc. (Canada)	701,280	14,617,825
Chevron Corp.	179,326	29,104,610
China Petroleum & Chemical Corp. (H Shares)	5,988,000	3,814,647
Chord Energy Corp.	214,900	39,844,609
Civitas Resources, Inc.	541,545	39,836,050
CNX Resources Corp. (b)(e)	629,800	16,563,740
ConocoPhillips Co.	364,221	42,424,462
CONSOL Energy, Inc.	42,874	4,444,748
CVR Energy, Inc. (b)	43,729	1,218,290
Devon Energy Corp.	205,958	10,108,419
Diamondback Energy, Inc.	182,882	36,441,067
Enterprise Products Partners LP	250,300	7,133,550
EOG Resources, Inc.	202,769	25,254,879
Equinor ASA sponsored ADR (b)	2,775,000	80,863,500
Exxon Mobil Corp. (g)	14,338,970	1,681,387,622
Galp Energia SGPS SA Class B (b)	2,810,400	59,100,264
Golar LNG Ltd.	171,939	4,520,276
Hess Corp.	215,500	33,208,550
HF Sinclair Corp.	191,437	10,573,066
Imperial Oil Ltd. (b)	2,966,000	209,564,401
Kinder Morgan, Inc.	377,633	7,360,067
Kosmos Energy Ltd. (e)	9,536,741	58,174,120
Marathon Oil Corp.	210,744	6,103,146
Marathon Petroleum Corp.	57,276	10,115,514
MEG Energy Corp. (e)	3,704,525	80,426,204
Murphy Oil Corp.	356,182	15,241,028
National Energy Services Reunited Corp. (e)	407,340	4,032,666
Northern Oil & Gas, Inc. (b)	785,520	32,151,334
Occidental Petroleum Corp.	1,234,400	77,150,000
Oil & Natural Gas Corp. Ltd.	997,800	3,160,436
Ovintiv, Inc.	2,110,830	109,066,586
Parex Resources, Inc.	3,716,400	60,997,005
Parkland Corp.	618,700	17,853,532
PBF Energy, Inc. Class A	374,000	17,327,420
Phillips 66 Co.	332,400	47,237,364
Range Resources Corp.	828,820	30,591,746
Scorpio Tankers, Inc.	71,795	5,892,216
Shell PLC:
ADR	4,669,100	339,817,098
(London)	232,789	8,402,464
rights (e)(f)	232,789	80,079
Sitio Royalties Corp. (b)	521,861	12,227,203
Southwestern Energy Co. (e)	2,426,384	18,270,672
Targa Resources Corp.	38,013	4,494,277
TotalEnergies SE sponsored ADR (b)	263,120	19,239,334
Unit Corp.	14,200	530,370
Uranium Energy Corp. (b)(e)	298,180	2,129,005
Valero Energy Corp.	414,222	65,090,845
Vitesse Energy, Inc. (b)	21,100	538,472
		3,551,757,013
TOTAL ENERGY		3,789,960,007
FINANCIALS - 8.2%
Banks - 3.7%
ACNB Corp.	14,000	441,980
AIB Group PLC	3,210,100	18,267,680
Associated Banc-Corp.	1,706,225	36,547,340
Axos Financial, Inc. (e)	305,533	16,459,063
Bancorp, Inc., Delaware (e)	1,199,923	40,305,414
Bank of America Corp.	21,318,899	852,542,771
Bank of Ireland Group PLC	282,600	3,247,940
BankUnited, Inc.	94,310	2,705,754
Bar Harbor Bankshares	101,400	2,663,778
BOK Financial Corp.	46,350	4,200,237
Byline Bancorp, Inc.	160,440	3,706,164
Cadence Bank	1,331,360	38,010,328
Camden National Corp. (b)	134,499	4,360,458
Citigroup, Inc.	1,957,756	121,987,776
Citizens Financial Group, Inc.	738,942	26,077,263
Coastal Financial Corp. of Washington (e)	16,161	716,579
Columbia Banking Systems, Inc.	275,300	5,307,784
Commerce Bancshares, Inc. (b)	32,064	1,784,041
ConnectOne Bancorp, Inc.	145,159	2,705,764
Cullen/Frost Bankers, Inc.	151,500	15,389,370
East West Bancorp, Inc.	366,400	27,183,216
Eastern Bankshares, Inc.	473,420	6,485,854
Esquire Financial Holdings, Inc.	10,335	473,033
Eurobank Ergasias Services and Holdings SA (e)	11,049,521	24,155,263
First Bancorp, Puerto Rico	555,478	9,848,625
First Citizens Bancshares, Inc.	20,255	34,401,700
First Foundation, Inc.	676,258	4,003,447
First Horizon National Corp.	81,400	1,289,376
First Interstate Bancsystem, Inc.	294,170	7,807,272
First Northwest Bancorp	160,535	1,745,015
FNB Corp., Pennsylvania	2,319,130	31,934,420
Fulton Financial Corp.	541,700	9,122,228
Glacier Bancorp, Inc.	106,730	3,989,567
Greene County Bancorp, Inc.	149,900	4,711,357
Hancock Whitney Corp.	95,251	4,451,079
Hanmi Financial Corp.	360,066	5,674,640
HDFC Bank Ltd.	458,800	8,428,813
HDFC Bank Ltd. sponsored ADR	41,600	2,408,224
Independent Bank Corp.	168,980	4,234,639
Independent Bank Group, Inc.	100,090	4,608,144
International Bancshares Corp.	45,850	2,605,656
JPMorgan Chase & Co.	4,761,753	964,874,010
KeyCorp	5,628,408	80,880,223
M&T Bank Corp.	1,281,181	194,227,040
National Bank of Greece SA (e)	243,200	2,113,175
New York Community Bancorp, Inc.	1,109,899	3,651,568
Nicolet Bankshares, Inc.	76,600	6,168,598
Orrstown Financial Services, Inc.	94,750	2,473,923
Pathward Financial, Inc.	265,924	14,176,408
Pinnacle Financial Partners, Inc.	53,370	4,243,449
Piraeus Financial Holdings SA (e)	3,287,200	12,913,930
Plumas Bancorp	145,000	5,063,400
PNC Financial Services Group, Inc.	2,034,048	320,138,815
Popular, Inc.	30,970	2,756,640
Preferred Bank, Los Angeles	19,197	1,434,400
QCR Holdings, Inc.	150,844	8,548,329
Signature Bank (b)(e)	30,400	74,480
Southern Missouri Bancorp, Inc.	97,000	4,084,670
Spar Nord Bank A/S	4,374	81,055
Sparebank 1 Oestlandet	238,420	3,104,904
Sparebanken Nord-Norge	45,200	433,647
Synovus Financial Corp.	409,950	16,270,916
The Bank of NT Butterfield & Son Ltd.	49,522	1,687,215
Truist Financial Corp.	146,784	5,541,096
U.S. Bancorp	4,331,740	175,652,057
UMB Financial Corp. (b)	199,907	16,480,333
Union Bankshares, Inc.	49,212	1,097,920
United Community Bank, Inc.	756,618	19,414,818
Univest Corp. of Pennsylvania	628,880	13,709,584
Washington Trust Bancorp, Inc.	121,300	3,184,125
Webster Financial Corp.	874,681	38,678,394
Wells Fargo & Co. (g)	18,396,349	1,102,309,232
West Bancorp., Inc.	128,100	2,218,692
Westamerica Bancorp.	40,939	1,998,642
Western Alliance Bancorp.	127,120	8,012,374
Wintrust Financial Corp.	247,143	24,370,771
		4,459,057,885
Capital Markets - 1.4%
3i Group PLC	184,200	6,787,209
Affiliated Managers Group, Inc.	135,209	21,984,983
Ameriprise Financial, Inc.	4,178	1,824,157
Antin Infrastructure Partners SA	157,826	2,201,362
Artisan Partners Asset Management, Inc. Class A,	105,199	4,631,912
Banca Generali SpA	238,520	10,017,962
Bank of New York Mellon Corp.	1,273,812	75,931,933
BlackRock, Inc. Class A	283,992	219,250,344
Blue Owl Capital, Inc. Class A	1,038,800	18,688,012
Cboe Global Markets, Inc.	230,124	39,809,151
Charles Schwab Corp.	384,946	28,208,843
CME Group, Inc.	123,432	25,054,227
Cohen & Steers, Inc. (b)	39,254	2,759,164
Coinbase Global, Inc. (e)	30,795	6,957,206
CVC Capital Partners PLC (a)	549,004	10,668,393
Diamond Hill Investment Group, Inc.	4,421	663,327
Evercore, Inc. Class A	52,237	10,600,977
Federated Hermes, Inc.	548,660	18,199,052
Goldman Sachs Group, Inc.	87,384	39,892,544
Hamilton Lane, Inc. Class A	56,333	7,069,228
Interactive Brokers Group, Inc.	144,637	18,183,764
Intercontinental Exchange, Inc.	661,763	88,610,066
KKR & Co. LP	807,607	83,054,304
Lazard, Inc. Class A	450,567	18,126,310
London Stock Exchange Group PLC	215,861	25,302,484
LPL Financial	231,873	66,364,371
MarketAxess Holdings, Inc.	261,963	52,112,300
Moody's Corp.	119,556	47,462,536
Morgan Stanley	1,674,995	163,881,511
Morningstar, Inc.	3,432	989,274
MSCI, Inc.	7,200	3,565,296
NASDAQ, Inc.	47,346	2,794,834
Northern Trust Corp.	2,129,154	179,359,933
Patria Investments Ltd. (b)	373,248	4,852,224
Perella Weinberg Partners Class A	693,990	10,715,206
Piper Sandler Cos.	33,410	7,075,570
PJT Partners, Inc. Class A (b)	79,019	8,428,957
Rathbone Brothers PLC	654,340	14,522,087
Raymond James Financial, Inc.	366,728	45,015,862
Robinhood Markets, Inc. (e)	396,608	8,289,107
S&P Global, Inc.	10,404	4,447,814
SEI Investments Co.	153,633	10,402,490
State Street Corp.	662,093	50,047,610
StepStone Group, Inc. Class A	528,643	22,699,930
Stifel Financial Corp.	566,502	45,858,337
Tradeweb Markets, Inc. Class A	215,159	23,454,483
UBS Group AG (b)	1,245,563	39,708,548
Van Lanschot Kempen NV (Bearer)	5,800	238,357
Virtu Financial, Inc. Class A (b)	433,407	9,534,954
Virtus Investment Partners, Inc.	43,930	10,041,959
Vontobel Holdings AG	27,634	1,655,479
		1,617,995,943
Consumer Finance - 0.2%
Aeon Credit Service (Asia) Co. Ltd.	3,004,000	2,317,936
American Express Co.	147,819	35,476,560
Capital One Financial Corp.	54,838	7,547,354
Discover Financial Services	593,410	72,787,671
FirstCash Holdings, Inc.	369,149	43,530,050
NerdWallet, Inc. (e)	740,300	10,327,185
OneMain Holdings, Inc. (b)	756,891	37,178,486
Synchrony Financial	51,459	2,253,904
		211,419,146
Financial Services - 1.4%
Apollo Global Management, Inc.	1,065,328	123,748,500
Berkshire Hathaway, Inc.:
Class A (e)	39	24,468,600
Class B (e)	1,026,722	425,473,597
BFF Bank SpA (a)	711,400	7,097,803
Block, Inc. Class A (e)	1,790,457	114,732,485
Cannae Holdings, Inc.	1,030,500	18,734,490
Cass Information Systems, Inc.	16,948	717,578
Corebridge Financial, Inc. (b)	255,500	7,452,935
Corpay, Inc. (e)	275,372	73,708,823
Edenred SA	400,059	18,667,359
Equitable Holdings, Inc.	488,790	20,279,897
Essent Group Ltd.	692,155	39,245,189
Euronet Worldwide, Inc. (e)	24,235	2,825,316
EVERTEC, Inc. (b)	786,692	27,510,619
Federal Agricultural Mortgage Corp. Class C (non-vtg.)	62,790	10,967,529
Fidelity National Information Services, Inc.	178,057	13,510,965
Fiserv, Inc. (e)	419,741	62,860,412
Flywire Corp. (e)	1,086,880	18,639,992
Global Payments, Inc.	346,459	35,286,849
International Money Express, Inc. (e)	53,563	1,117,324
MasterCard, Inc. Class A	117,138	52,368,886
NMI Holdings, Inc. Class A (e)	173,390	5,753,080
PayPal Holdings, Inc. (e)	514,351	32,398,969
Radian Group, Inc.	78,720	2,459,213
UWM Holdings Corp. Class A (b)	1,983,500	14,618,395
Visa, Inc. Class A	1,584,041	431,587,811
Voya Financial, Inc.	354,700	26,893,354
Walker & Dunlop, Inc. (b)	31,990	3,070,720
WEX, Inc. (e)	177,400	33,230,568
Zenkoku Hosho Co. Ltd.	97,000	3,473,780
		1,652,901,038
Insurance - 1.5%
Allstate Corp.	60,992	10,217,380
American Financial Group, Inc.	214,887	27,915,970
Aon PLC	10,750	3,027,630
Arthur J. Gallagher & Co.	322,763	81,765,551
ASR Nederland NV	126,100	6,103,045
Assurant, Inc.	102,085	17,708,685
Assured Guaranty Ltd.	38,184	2,967,660
Brown & Brown, Inc.	17,099	1,530,531
Chubb Ltd.	1,577,958	427,342,586
Cincinnati Financial Corp.	84,049	9,882,481
Direct Line Insurance Group PLC	8,083,935	22,202,430
Enstar Group Ltd. (e)	18,810	5,890,163
Erie Indemnity Co. Class A	38,317	13,887,230
Everest Re Group Ltd.	119,478	46,707,535
F&G Annuities & Life, Inc. (b)	14,700	594,027
Fairfax Financial Holdings Ltd. (sub. vtg.)	34,261	38,568,542
First American Financial Corp.	65,500	3,640,490
Globe Life, Inc.	189,578	15,689,475
Goosehead Insurance (b)(e)	37,561	2,422,685
Grupo Catalana Occidente SA	68,340	2,834,964
Hartford Financial Services Group, Inc.	725,230	75,025,044
Kinsale Capital Group, Inc.	33,819	12,973,645
Lincoln National Corp.	260,638	8,598,448
Loews Corp.	212,821	16,344,653
Marsh & McLennan Companies, Inc.	424,915	88,203,856
MetLife, Inc.	173,430	12,551,129
NN Group NV	146,228	6,822,873
NN Group NV rights (b)(e)(f)	146,228	330,023
Old Republic International Corp.	86,036	2,734,224
Primerica, Inc.	221,149	49,955,348
Principal Financial Group, Inc.	24,208	1,986,024
Progressive Corp.	315,970	66,726,545
Prudential PLC	454,776	4,356,148
Reinsurance Group of America, Inc.	332,580	69,775,284
RLI Corp.	60,184	8,785,660
Selective Insurance Group, Inc.	212,671	20,758,816
Stewart Information Services Corp.	158,400	10,028,304
Talanx AG	28,541	2,276,620
The Baldwin Insurance Group, Inc. Class A, (e)	1,591,890	53,614,855
The Travelers Companies, Inc.	1,283,188	276,783,652
Universal Insurance Holdings, Inc.	40,353	795,358
Unum Group	1,436,562	77,373,229
White Mountains Insurance Group Ltd.	2,490	4,499,430
Willis Towers Watson PLC	477,810	121,980,115
		1,734,178,343
TOTAL FINANCIALS		9,675,552,355
HEALTH CARE - 5.9%
Biotechnology - 0.7%
AbbVie, Inc.	265,000	42,728,600
Alkermes PLC (e)	90,231	2,111,405
Alnylam Pharmaceuticals, Inc. (e)	219,600	32,595,228
AnaptysBio, Inc. (e)	92,791	2,221,417
Apellis Pharmaceuticals, Inc. (e)	30,630	1,202,228
Apogee Therapeutics, Inc. (b)	91,180	4,161,455
Arcellx, Inc. (e)	77,030	4,005,560
Argenx SE ADR (e)	87,300	32,390,046
Arrowhead Pharmaceuticals, Inc. (e)	49,940	1,146,123
Ascendis Pharma A/S sponsored ADR (b)(e)	132,000	17,833,200
Autolus Therapeutics PLC ADR (e)	739,450	3,098,296
Avidity Biosciences, Inc. (e)	590,100	15,850,086
Beam Therapeutics, Inc. (e)	175,700	4,185,174
Biogen, Inc. (e)	84,403	18,985,611
BioMarin Pharmaceutical, Inc. (e)	21,747	1,632,547
Blueprint Medicines Corp. (e)	480,848	50,758,315
Cargo Therapeutics, Inc. (b)	406,000	7,714,000
Celldex Therapeutics, Inc. (e)	312,209	10,396,560
Cogent Biosciences, Inc. (e)	156,880	1,256,609
Crinetics Pharmaceuticals, Inc. (e)	107,580	4,777,628
Cytokinetics, Inc. (e)	766,700	37,192,617
Day One Biopharmaceuticals, Inc. (b)(e)	193,175	2,563,432
Dyne Therapeutics, Inc. (e)	319,900	10,198,412
Essex Bio-Technology Ltd.	193,000	63,852
Exact Sciences Corp. (e)	766,000	34,814,700
Exelixis, Inc. (e)	129,694	2,813,063
Gilead Sciences, Inc.	772,646	49,657,958
Immunocore Holdings PLC ADR (b)(e)	145,572	7,130,117
Incyte Corp. (e)	260,601	15,060,132
Insmed, Inc. (e)	676,800	37,257,840
Intellia Therapeutics, Inc. (e)	169,000	3,613,220
Janux Therapeutics, Inc. (e)	42,920	2,296,220
Keros Therapeutics, Inc. (e)	277,910	13,025,642
Legend Biotech Corp. ADR (e)	975,000	39,009,750
Madrigal Pharmaceuticals, Inc. (b)(e)	21,080	4,978,253
Merus BV (e)	382,660	20,372,818
Moonlake Immunotherapeutics Class A (b)(e)	80,070	3,255,646
Natera, Inc. (e)	226,580	24,137,567
Poseida Therapeutics, Inc. (e)	12,038	35,994
PTC Therapeutics, Inc. (e)	183,500	6,672,060
Regeneron Pharmaceuticals, Inc. (e)	114,700	112,424,352
Repligen Corp. (e)	97,000	14,461,730
Sarepta Therapeutics, Inc. (e)	148,500	19,284,210
Spyre Therapeutics, Inc. (e)	45,100	1,576,245
United Therapeutics Corp. (e)	25,100	6,905,763
Vaxcyte, Inc. (b)(e)	893,100	62,758,137
Viking Therapeutics, Inc. (e)	19,530	1,215,938
Viridian Therapeutics, Inc. (e)	222,720	2,661,504
Xenon Pharmaceuticals, Inc. (e)	593,435	22,592,070
Zentalis Pharmaceuticals, Inc. (b)(e)	302,830	3,597,620
		820,676,950
Health Care Equipment & Supplies - 1.0%
Abbott Laboratories	424,135	43,342,356
Atricure, Inc. (e)	605,800	13,654,732
Atrion Corp. (b)	1,970	906,693
Becton, Dickinson & Co.	190,365	44,158,969
Boston Scientific Corp. (e)	6,345,494	479,528,982
Dentsply Sirona, Inc.	851,140	23,840,431
Edwards Lifesciences Corp. (e)	644,104	55,966,197
GE Healthcare Technologies, Inc.	93,383	7,283,874
Glaukos Corp. (b)(e)	525,880	59,277,194
Hologic, Inc. (e)	146,163	10,783,906
InBody Co. Ltd.	31,800	594,718
Inspire Medical Systems, Inc. (b)(e)	271,940	43,181,353
Insulet Corp. (e)	260,000	46,069,400
Integra LifeSciences Holdings Corp. (e)	202,158	6,246,682
Intuitive Surgical, Inc. (e)	117,000	47,048,040
iRhythm Technologies, Inc. (e)	53,850	4,750,109
Koninklijke Philips Electronics NV (depository receipt) (NY Reg.) (b)	437,965	11,886,370
LeMaitre Vascular, Inc.	23,736	1,872,296
Masimo Corp. (b)(e)	361,700	45,031,650
Medtronic PLC	174,863	14,228,602
Merit Medical Systems, Inc. (e)	195,900	15,897,285
Penumbra, Inc. (e)	566,500	107,334,755
Pulmonx Corp. (e)	638,700	4,630,575
RxSight, Inc. (e)	138,300	8,086,401
Solventum Corp.	283,463	16,820,694
Stryker Corp.	250,220	85,347,540
Tandem Diabetes Care, Inc. (e)	163,600	8,381,228
TransMedics Group, Inc. (e)	66,750	9,104,700
Utah Medical Products, Inc.	5,570	380,375
Value Added Technology Co. Ltd.	80,700	1,557,873
Vieworks Co. Ltd.	119,600	2,444,739
ViewRay, Inc. (b)(e)	788,420	1
Zimmer Biomet Holdings, Inc.	120,403	13,864,405
		1,233,503,125
Health Care Providers & Services - 2.2%
Acadia Healthcare Co., Inc. (e)	218,500	15,052,465
Addus HomeCare Corp. (e)	28,500	3,272,085
agilon health, Inc. (e)	4,743,200	29,882,160
AMN Healthcare Services, Inc. (e)	219,302	12,267,754
Cardinal Health, Inc.	516,227	51,245,854
Centene Corp. (e)	4,460,687	319,340,582
Chemed Corp.	23,138	12,827,013
Cigna Group	1,634,099	563,143,197
Corvel Corp. (e)	13,928	3,340,631
CVS Health Corp.	3,928,916	234,163,394
Elevance Health, Inc.	387,382	208,597,459
Guardant Health, Inc. (e)	206,192	5,587,803
Henry Schein, Inc. (e)	229,200	15,892,728
Humana, Inc.	253,356	90,731,851
Labcorp Holdings, Inc.	86,500	16,859,715
LifeStance Health Group, Inc. (b)(e)	3,983,880	22,190,212
McKesson Corp.	188,878	107,583,020
Molina Healthcare, Inc. (e)	45,000	14,156,100
National Research Corp. Class A	22,259	625,033
Option Care Health, Inc. (e)	22,899	682,848
Owens & Minor, Inc. (e)	1,251,290	21,809,985
Pennant Group, Inc. (e)	171,210	4,030,283
Privia Health Group, Inc. (e)	1,600,000	27,792,000
Quest Diagnostics, Inc.	72,500	10,292,825
Sinopharm Group Co. Ltd. (H Shares)	4,015,200	10,926,673
Surgery Partners, Inc. (e)	1,836,190	50,678,844
Tenet Healthcare Corp. (e)	55,620	7,520,936
The Ensign Group, Inc.	82,805	10,039,278
UnitedHealth Group, Inc.	1,463,121	724,786,250
Universal Health Services, Inc. Class B	212,501	40,332,690
		2,635,651,668
Health Care Technology - 0.0%
Doximity, Inc. (e)	181,520	5,033,550
Evolent Health, Inc. Class A (e)	434,110	9,198,791
HealthStream, Inc.	36,754	1,003,017
Phreesia, Inc. (b)(e)	802,310	15,179,705
Simulations Plus, Inc. (b)	23,472	1,132,289
Teladoc Health, Inc. (b)(e)	335,453	3,770,492
Veeva Systems, Inc. Class A (e)	110,000	19,167,500
		54,485,344
Life Sciences Tools & Services - 0.4%
10X Genomics, Inc. (e)	1,290,967	28,943,480
Bio-Rad Laboratories, Inc. Class A (e)	35,269	10,117,265
Bruker Corp.	517,850	33,924,354
Danaher Corp.	930,786	239,025,845
ICON PLC (e)	61,560	19,995,919
Illumina, Inc. (e)	28,219	2,942,677
IQVIA Holdings, Inc. (e)	122,800	26,904,252
Medpace Holdings, Inc. (e)	40,840	15,778,126
Thermo Fisher Scientific, Inc.	100,500	57,081,990
		434,713,908
Pharmaceuticals - 1.6%
Arvinas Holding Co. LLC (e)	306,120	10,144,817
AstraZeneca PLC:
(United Kingdom)	280,000	43,525,729
sponsored ADR	2,532,220	197,563,804
Axsome Therapeutics, Inc. (b)(e)	70,640	5,187,095
Bristol-Myers Squibb Co.	6,121,378	251,527,422
Corcept Therapeutics, Inc. (b)(e)	135,355	4,083,660
Dawnrays Pharmaceutical Holdings Ltd.	2,414,000	369,533
Edgewise Therapeutics, Inc. (e)	249,100	4,267,083
Elanco Animal Health, Inc. (e)	112,221	1,984,067
Eli Lilly & Co.	415,700	341,015,338
Enliven Therapeutics, Inc. (b)(e)	147,460	3,328,172
Faes Farma SA	112,111	464,441
Galderma Group AG	353,330	28,833,525
Genomma Lab Internacional SA de CV	973,800	1,019,917
GSK PLC sponsored ADR	2,258,227	101,100,823
Hypera SA (e)	1,139,100	5,889,765
Jazz Pharmaceuticals PLC (e)	34,300	3,610,075
Johnson & Johnson	1,746,912	256,219,583
Merck & Co., Inc.	1,755,099	220,335,128
Organon & Co.	237,298	5,061,566
Pfizer, Inc.	1,720,180	49,300,359
Prestige Consumer Healthcare, Inc. (e)	76,226	4,902,094
Roche Holding AG (participation certificate)	270,186	68,983,056
Royalty Pharma PLC	967,800	26,527,398
Sanofi SA sponsored ADR	2,178,000	106,787,340
Structure Therapeutics, Inc. ADR (e)	41,750	1,427,850
Supernus Pharmaceuticals, Inc. (e)	83,928	2,276,127
UCB SA	897,800	125,935,095
Verona Pharma PLC ADR (e)	63,670	768,497
		1,872,439,359
TOTAL HEALTH CARE		7,051,470,354
INDUSTRIALS - 6.5%
Aerospace & Defense - 2.0%
AerSale Corp. (b)(e)	346,030	2,619,447
Airbus Group NV	552,398	93,963,912
Bombardier, Inc. Class B (sub. vtg.) (e)	469,200	31,585,238
Cadre Holdings, Inc.	619,170	20,333,543
Curtiss-Wright Corp.	42,908	12,135,241
Embraer SA sponsored ADR (e)	740,200	20,570,158
General Dynamics Corp.	153,192	45,922,366
General Electric Co. (g)	5,333,348	880,749,089
HEICO Corp. Class A	93,346	16,397,158
Hexcel Corp.	3,189	219,626
Howmet Aerospace, Inc.	737,000	62,387,050
Huntington Ingalls Industries, Inc.	186,631	47,236,306
Kratos Defense & Security Solutions, Inc. (b)(e)	979,510	21,294,547
L3Harris Technologies, Inc.	384,782	86,510,537
Leonardo DRS, Inc. (e)	65,400	1,540,170
Loar Holdings, Inc. (b)(e)	49,100	2,797,227
Lockheed Martin Corp.	473,521	222,715,867
Northrop Grumman Corp.	405,794	182,919,761
Rolls-Royce Holdings PLC (e)	1,793,700	10,476,767
RTX Corp.	452,085	48,739,284
Safran SA	19,400	4,543,586
Spirit AeroSystems Holdings, Inc. Class A (b)(e)	2,000,802	60,664,317
Textron, Inc.	290,267	25,430,292
The Boeing Co. (e)	2,370,268	420,983,299
TransDigm Group, Inc.	50,800	68,236,084
V2X, Inc. (e)	487,795	23,467,817
Woodward, Inc.	131,226	24,473,649
		2,438,912,338
Air Freight & Logistics - 0.3%
Compania de Distribucion Integral Logista Holdings SA	237,900	6,855,293
DHL Group	754,700	31,773,153
FedEx Corp.	569,935	144,740,693
Forward Air Corp. (b)	36,575	614,460
Radiant Logistics, Inc. (e)	18,215	97,268
United Parcel Service, Inc. Class B	989,960	137,535,143
		321,616,010
Building Products - 0.4%
A.O. Smith Corp.	194,291	16,250,499
AAON, Inc.	61,270	4,598,314
Allegion PLC	8,445	1,028,770
Armstrong World Industries, Inc.	124,437	14,409,805
AZZ, Inc.	274,940	23,061,967
Builders FirstSource, Inc. (e)	100,146	16,102,475
Carlisle Companies, Inc.	143,308	59,944,303
Fortune Brands Innovations, Inc.	193,710	13,571,323
Gibraltar Industries, Inc. (e)	46,756	3,528,208
Hayward Holdings, Inc. (e)	1,293,300	18,739,917
Inwido AB	47,000	656,443
Janus International Group, Inc. (e)	713,990	9,910,181
Johnson Controls International PLC	592,400	42,599,484
MasterBrand, Inc. (e)	194,734	3,254,005
Nihon Dengi Co. Ltd.	28,900	1,012,552
Nihon Flush Co. Ltd.	97,378	557,896
Owens Corning	103,277	18,700,366
Simpson Manufacturing Co. Ltd.	108,900	18,068,688
Tecnoglass, Inc. (b)	315,385	16,592,405
The AZEK Co., Inc. Class A, (e)	67,110	3,218,596
Trane Technologies PLC	574,877	188,249,222
Trex Co., Inc. (e)	238,600	20,634,128
UFP Industries, Inc.	138,190	16,510,941
		511,200,488
Commercial Services & Supplies - 0.2%
ACV Auctions, Inc. Class A (e)	873,020	15,583,407
Brady Corp. Class A	349,621	23,868,626
Cintas Corp.	25,648	17,388,575
CoreCivic, Inc. (e)	203,400	3,264,570
Ennis, Inc.	39,750	835,943
GFL Environmental, Inc.	616,800	19,418,825
MSA Safety, Inc.	13,187	2,373,660
Prestige International, Inc.	528,310	2,197,022
Republic Services, Inc.	125,824	23,301,347
Takkt AG	247,454	3,157,864
Tetra Tech, Inc.	83,478	17,487,806
The Brink's Co.	726,229	74,975,882
Veralto Corp.	111,833	11,024,497
Vestis Corp.	114,393	1,409,322
VSE Corp.	199,550	16,335,163
Waste Management, Inc.	75,241	15,855,536
		248,478,045
Construction & Engineering - 0.2%
AECOM	101,072	8,827,628
Arcosa, Inc.	6,362	559,283
Bowman Consulting Group Ltd. (b)(e)	204,730	6,606,637
Centuri Holdings, Inc. (b)	166,950	4,582,778
Comfort Systems U.S.A., Inc.	141,206	46,222,372
Construction Partners, Inc. Class A (b)(e)	98,510	5,734,267
EMCOR Group, Inc.	226,819	88,155,473
IES Holdings, Inc. (e)	117,747	17,950,530
Norconsult A/S	234,600	727,083
Quanta Services, Inc.	158,300	43,681,302
Raiznext Corp.	206,100	2,427,096
Sterling Construction Co., Inc. (e)	68,910	8,466,972
Valmont Industries, Inc.	57,913	14,559,328
Willscot Mobile Mini Holdings (e)	450,500	17,763,215
		266,263,964
Electrical Equipment - 0.9%
Acuity Brands, Inc.	207,995	53,997,582
AMETEK, Inc.	815,365	138,269,597
AQ Group AB	767,500	10,553,907
Atkore, Inc. (b)	90,940	13,836,521
Eaton Corp. PLC	395,810	131,745,359
Emerson Electric Co.	283,761	31,826,634
EnerSys	13,410	1,446,134
Fluence Energy, Inc. (b)(e)	130,200	3,271,926
GE Vernova LLC	1,560,887	274,560,023
GrafTech International Ltd. (b)	1,341,000	2,212,650
Hubbell, Inc. Class B (g)	73,760	28,684,526
Nextracker, Inc. Class A (e)	150,870	8,323,498
nVent Electric PLC	306,600	24,951,108
Powell Industries, Inc. (b)	14,030	2,523,436
Regal Rexnord Corp.	840,434	125,678,500
Sensata Technologies PLC	143,000	5,908,760
Shoals Technologies Group, Inc. (e)	425,470	3,348,449
Vertiv Holdings Co. (g)	1,345,593	131,962,306
Vertiv Holdings LLC (c)	58,181	5,705,811
Vestas Wind Systems A/S (e)	549,500	15,418,078
		1,014,224,805
Ground Transportation - 0.4%
ArcBest Corp.	51,340	5,417,397
CSX Corp.	2,300,387	77,638,061
Knight-Swift Transportation Holdings, Inc. Class A	748,885	36,133,701
Landstar System, Inc.	55,221	10,051,879
Norfolk Southern Corp.	78,554	17,658,939
Old Dominion Freight Lines, Inc.	405,300	71,028,825
Proficient Auto Logistics, Inc.	737,600	11,292,656
Stef SA	52,034	7,338,239
Uber Technologies, Inc. (e)	714,300	46,115,208
Union Pacific Corp.	422,807	98,437,926
Universal Logistics Holdings, Inc.	302,840	13,249,250
XPO, Inc. (e)	220,477	23,586,629
		417,948,710
Industrial Conglomerates - 0.2%
3M Co.	193,426	19,369,680
DCC PLC (United Kingdom)	184,500	13,473,857
Honeywell International, Inc.	19,847	4,012,865
Mytilineos SA	87,400	3,480,571
Siemens AG	828,800	159,743,951
		200,080,924
Machinery - 1.2%
AGCO Corp.	48,613	5,217,633
Allison Transmission Holdings, Inc.	323,425	24,518,849
Beijer Alma AB (B Shares)	182,402	3,758,417
Caterpillar, Inc.	262,570	88,885,196
Chart Industries, Inc. (e)	223,540	35,102,486
CNH Industrial NV	977,898	10,326,603
Columbus McKinnon Corp. (NY Shares)	240,320	9,396,512
Crane Co.	350,380	52,234,650
Cummins, Inc.	159,036	44,805,212
Daiwa Industries Ltd.	325,400	3,149,199
Deere & Co.	515,700	193,263,732
Donaldson Co., Inc.	229,747	16,927,759
Dover Corp.	552,500	101,560,550
EnPro Industries, Inc.	88,770	13,604,890
ESAB Corp.	244,133	25,101,755
Estic Corp.	18,000	114,342
Flowserve Corp.	132,077	6,564,227
Fortive Corp.	1,190,959	88,654,988
Gates Industrial Corp. PLC (e)	570,456	9,937,344
Graco, Inc.	259,296	20,938,152
Hillenbrand, Inc.	663,800	30,860,062
Hy-Lok Corp.	76,816	1,551,268
Ingersoll Rand, Inc.	1,226,700	114,144,435
ITT, Inc.	263,195	34,973,352
JOST Werke AG (a)	89,100	4,483,558
Kadant, Inc. (b)	17,984	5,143,604
Lincoln Electric Holdings, Inc.	80,484	15,803,838
Miller Industries, Inc.	91,300	5,551,040
Mueller Industries, Inc.	174,405	10,274,199
Nordson Corp.	13,600	3,192,192
NORMA Group AG	85,768	1,705,619
Omega Flex, Inc. (b)	5,117	302,978
Oshkosh Corp.	156,657	17,816,601
Otis Worldwide Corp.	139,504	13,838,797
PACCAR, Inc.	136,916	14,718,470
Parker Hannifin Corp.	285,600	151,802,112
Pentair PLC	1,127,000	91,715,260
Snap-On, Inc.	81,082	22,124,035
Standex International Corp.	18,281	3,075,047
Stanley Black & Decker, Inc.	83,932	7,316,352
Terex Corp.	343,290	20,484,114
Timken Co.	197,710	17,179,022
Watts Water Technologies, Inc. Class A	42,043	8,372,023
Westinghouse Air Brake Tech Co.	232,405	39,329,898
Xylem, Inc.	26,953	3,800,912
		1,393,621,284
Marine Transportation - 0.0%
Kirby Corp. (e)	210,831	26,178,885
Matson, Inc.	10,183	1,305,461
		27,484,346
Passenger Airlines - 0.0%
American Airlines Group, Inc. (b)(e)	332,248	3,820,852
Delta Air Lines, Inc.	359,588	18,346,180
Jet2 PLC	368,877	6,290,740
Ryanair Holdings PLC sponsored ADR	49,500	6,021,180
United Airlines Holdings, Inc. (e)	65,450	3,468,196
		37,947,148
Professional Services - 0.5%
Altech Corp.	59,000	957,791
Automatic Data Processing, Inc.	20,500	5,020,860
Barrett Business Services, Inc.	41,405	5,479,538
Booz Allen Hamilton Holding Corp. Class A	19,906	3,029,892
CACI International, Inc. Class A (e)	135,323	57,441,907
CBIZ, Inc. (e)	27,900	2,115,378
Concentrix Corp. (b)	541,313	33,198,726
CRA International, Inc.	68,686	12,086,675
Creek & River Co. Ltd.	20,500	219,515
Dun & Bradstreet Holdings, Inc.	2,086,918	20,013,544
E-Credible Co. Ltd.	47,700	455,542
Equifax, Inc.	30,000	6,941,700
ExlService Holdings, Inc. (e)	192,507	5,748,259
Exponent, Inc.	77,767	7,397,197
Franklin Covey Co. (e)	17,444	645,428
Genpact Ltd.	3,048,396	100,779,972
ICF International, Inc.	205,940	29,397,935
KBR, Inc.	758,950	49,832,657
Kforce, Inc.	289,310	17,882,251
Leidos Holdings, Inc.	92,793	13,645,211
Maximus, Inc.	1,237,416	106,541,518
Multiconsult A/S (a)	29,664	424,620
Paylocity Holding Corp. (e)	66,451	9,447,339
Quick Co. Ltd.	180,800	2,474,051
Robert Half, Inc.	162,678	10,448,808
Science Applications International Corp.	281,015	37,838,670
SS&C Technologies Holdings, Inc.	301,803	18,726,876
TrueBlue, Inc. (e)	206,860	2,234,088
Verisk Analytics, Inc.	42,674	10,787,134
Verra Mobility Corp. (e)	641,202	17,081,621
WDB Holdings Co. Ltd.	22,900	252,932
Will Group, Inc. (b)	187,400	1,143,954
Wilmington PLC (b)	114,400	580,152
WNS Holdings Ltd.	270,845	13,599,127
		603,870,868
Trading Companies & Distributors - 0.2%
AerCap Holdings NV	79,600	7,379,716
Alligo AB (B Shares)	43,100	592,726
Applied Industrial Technologies, Inc.	210,789	40,682,277
Beacon Roofing Supply, Inc. (e)	326,610	31,700,767
Boise Cascade Co. (b)	33,528	4,603,059
Bossard Holding AG	4,612	1,127,793
Core & Main, Inc. (e)	908,240	52,278,294
DXP Enterprises, Inc. (e)	45,770	2,273,854
Ferguson PLC	53,000	10,904,220
FTAI Aviation Ltd.	133,110	11,223,835
Global Industrial Co.	118,600	4,104,746
GMS, Inc. (e)	32,033	3,009,821
Green Cross Co. Ltd.	28,900	216,660
Itochu Corp.	269,400	12,717,457
Kamei Corp.	153,600	2,008,086
Mitani Shoji Co. Ltd.	279,400	2,506,810
Momentum Group Komponenter & Tjanster AB	166,800	2,864,750
MSC Industrial Direct Co., Inc. Class A (b)	71,227	6,118,399
RS GROUP PLC	1,500,878	13,602,778
Rush Enterprises, Inc. Class A	277,280	12,513,646
Totech Corp.	55,200	890,487
Watsco, Inc. (b)	114,667	54,455,358
WESCO International, Inc.	109,600	19,672,104
		297,447,643
Transportation Infrastructure - 0.0%
Qingdao Port International Co. Ltd. (H Shares) (a)	3,674,814	2,722,870
TOTAL INDUSTRIALS		7,781,819,443
INFORMATION TECHNOLOGY - 9.4%
Communications Equipment - 0.3%
Ciena Corp. (e)	1,214,273	58,491,530
Cisco Systems, Inc.	4,835,789	224,864,189
Extreme Networks, Inc. (e)	503,329	5,612,118
Juniper Networks, Inc.	489,850	17,472,950
Lumentum Holdings, Inc. (e)	570,700	24,825,450
NetScout Systems, Inc. (e)	98,557	2,024,361
		333,290,598
Electronic Equipment, Instruments & Components - 0.3%
Advanced Energy Industries, Inc.	222,450	23,897,804
Amphenol Corp. Class A	160,298	21,218,646
Avnet, Inc.	232,773	12,709,406
Badger Meter, Inc.	45,083	8,699,216
Bel Fuse, Inc. Class B (non-vtg.)	15,352	1,047,006
Belden, Inc.	347,759	33,277,059
CDW Corp.	70,900	15,854,658
Cognex Corp.	258,427	11,763,597
Crane NXT Co. (b)	406,550	25,702,091
CTS Corp.	46,862	2,481,343
Daiwabo Holdings Co. Ltd.	262,260	4,621,840
ePlus, Inc. (e)	138,380	10,356,359
Fabrinet (e)	115,193	27,592,179
Flex Ltd. (e)	436,600	14,464,558
Insight Enterprises, Inc. (b)(e)	267,455	52,287,453
IPG Photonics Corp. (e)	45,412	3,938,583
Itron, Inc. (e)	60,053	6,458,700
Jabil, Inc.	198,200	23,565,980
Kingboard Chemical Holdings Ltd.	707,000	1,720,029
Makus, Inc.	287,084	2,413,946
Maruwa Ceramic Co. Ltd.	15,500	3,464,375
Methode Electronics, Inc.	363,128	4,277,648
Napco Security Technologies, Inc.	203,685	10,112,960
Novanta, Inc. (e)	18,783	3,045,851
PC Connection, Inc.	17,355	1,173,892
Redington (India) Ltd.	1,060,488	2,517,816
Riken Keiki Co. Ltd. (b)	36,400	917,725
Sanmina Corp. (e)	87,913	6,025,557
TD SYNNEX Corp.	238,599	31,218,293
Thinking Electronic Industries Co. Ltd.	202,000	1,060,661
Trimble, Inc. (e)	142,911	7,957,284
Vishay Precision Group, Inc. (e)	264,115	8,919,164
Vontier Corp.	525,440	21,007,091
		405,768,770
IT Services - 0.5%
Amdocs Ltd.	1,736,091	137,151,189
ASGN, Inc. (b)(e)	445,588	41,845,169
Avant Group Corp.	185,100	1,559,517
Capgemini SA	550,300	111,491,941
Cognizant Technology Solutions Corp. Class A	803,200	53,131,680
DTS Corp.	112,300	2,974,149
EPAM Systems, Inc. (e)	242,200	43,094,646
Future Corp.	28,200	271,304
Hackett Group, Inc.	34,741	775,072
IBM Corp.	140,576	23,455,106
Kyndryl Holdings, Inc. (e)	104,377	2,777,472
MongoDB, Inc. Class A (e)	173,500	40,956,410
Okta, Inc. (e)	181,977	16,137,720
Perficient, Inc. (e)	86,680	6,427,322
Snowflake, Inc. (e)	182,200	24,811,996
Sopra Steria Group	22,980	5,461,655
TDC Soft, Inc.	373,600	2,568,032
Twilio, Inc. Class A (e)	1,233,437	70,799,284
		585,689,664
Semiconductors & Semiconductor Equipment - 3.2%
Advanced Micro Devices, Inc. (e)	507,438	84,691,402
Alchip Technologies Ltd.	38,000	3,386,265
Allegro MicroSystems LLC (b)(e)	166,790	5,027,051
Analog Devices, Inc.	92,525	21,696,187
Applied Materials, Inc.	278,527	59,905,587
ASML Holding NV (Netherlands)	112,500	107,636,764
Astera Labs, Inc. (b)	422,800	27,287,512
Axcelis Technologies, Inc. (e)	49,223	5,537,095
BE Semiconductor Industries NV	42,575	6,333,798
Broadcom, Inc.	64,632	85,866,844
Cirrus Logic, Inc. (e)	341,750	39,198,725
Diodes, Inc. (e)	444,391	32,942,705
FormFactor, Inc. (e)	105,067	5,749,266
Ichor Holdings Ltd. (e)	243,015	9,232,140
Impinj, Inc. (e)	11,870	1,942,763
Intel Corp.	1,357,173	41,868,787
Lam Research Corp.	30,600	28,532,664
Lattice Semiconductor Corp. (e)	893,102	66,303,892
MACOM Technology Solutions Holdings, Inc. (b)(e)	72,911	7,374,219
Marvell Technology, Inc.	1,748,311	120,301,280
Micron Technology, Inc.	1,882,933	235,366,625
MKS Instruments, Inc.	192,930	24,423,009
Nova Ltd. (b)(e)	37,400	7,803,510
NVE Corp. (b)	7,425	575,660
NVIDIA Corp.	1,947,799	2,135,430,478
NXP Semiconductors NV	239,342	65,124,958
ON Semiconductor Corp. (e)	1,158,900	84,646,056
Onto Innovation, Inc. (e)	64,910	14,065,997
Photronics, Inc. (e)	96,087	2,627,979
Power Integrations, Inc.	86,087	6,543,473
Qorvo, Inc. (e)	97,263	9,569,707
Qualcomm, Inc.	331,325	67,606,866
Renesas Electronics Corp.	2,686,300	49,499,427
Silicon Motion Tech Corp. sponsored ADR	49,860	3,893,567
Sitronix Technology Corp.	21,000	168,558
Skyworks Solutions, Inc.	114,800	10,637,368
SMART Global Holdings, Inc. (b)(e)	599,780	12,343,472
SolarEdge Technologies, Inc. (e)	814,600	39,907,254
Sumco Corp.	305,220	4,588,474
Synaptics, Inc. (e)	73,450	6,883,000
Taiwan Semiconductor Manufacturing Co. Ltd.	7,624,000	194,730,016
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	347,400	52,471,296
Teradyne, Inc.	217,500	30,654,450
Topco Scientific Co. Ltd.	574,455	4,654,083
Ultra Clean Holdings, Inc. (e)	107,360	4,979,357
		3,830,009,586
Software - 3.9%
Adobe, Inc. (e)	636,125	282,922,955
Alarm.com Holdings, Inc. (e)	14,127	924,047
American Software, Inc. Class A	44,432	455,872
Aurora Innovation, Inc. Class A, (b)(e)	834,282	1,993,934
Autodesk, Inc. (e)	465,477	93,840,163
Bill Holdings, Inc. (e)	329,600	17,155,680
Blackbaud, Inc. (e)	186,117	14,505,959
BlackLine, Inc. (e)	418,530	19,972,252
CCC Intelligent Solutions Holdings, Inc. (c)(e)	134,385	1,502,424
CommVault Systems, Inc. (e)	67,274	7,237,673
Cresco Ltd.	303,600	4,698,836
Dassault Systemes SA	87,400	3,552,107
DocuSign, Inc. (e)	144,549	7,912,612
Dolby Laboratories, Inc. Class A	91,490	7,411,605
DoubleVerify Holdings, Inc. (e)	136,000	2,475,200
Dropbox, Inc. Class A (e)	295,948	6,667,708
Dynatrace, Inc. (e)	433,600	19,828,528
Elastic NV (e)	667,686	69,472,728
Envestnet, Inc. (e)	100	6,551
Five9, Inc. (e)	1,302,123	60,887,271
Gen Digital, Inc.	6,610,900	164,148,647
HubSpot, Inc. (e)	113,100	69,109,755
Informatica, Inc. (e)	58,545	1,689,023
Intuit, Inc.	264,000	152,180,160
Manhattan Associates, Inc. (e)	94,577	20,763,435
Microsoft Corp.	6,674,202	2,770,661,476
MicroStrategy, Inc. Class A (b)(e)	5,080	7,744,409
NCR Voyix Corp. (e)	76,830	1,012,619
Open Text Corp. (b)	894,700	26,169,975
Open Text Corp.	242,700	7,101,417
Oracle Corp.	1,176,813	137,910,715
Pegasystems, Inc.	10,896	626,084
PROS Holdings, Inc. (e)	145,200	4,280,496
PTC, Inc. (e)	140,943	24,839,794
Qualys, Inc. (e)	56,510	7,946,436
Rapid7, Inc. (e)	507,930	18,356,590
Roper Technologies, Inc.	11,210	5,972,240
Sage Group PLC	1,322,500	17,371,790
Salesforce, Inc.	796,702	186,778,817
SAP SE sponsored ADR	582,255	106,226,602
SolarWinds, Inc.	53,400	618,372
Synopsys, Inc. (e)	162,000	90,849,600
System Research Co. Ltd.	294,000	2,916,351
Telos Corp. (e)	180,140	816,034
Tenable Holdings, Inc. (e)	1,615,358	68,151,954
Teradata Corp. (e)	494,025	16,110,155
Varonis Systems, Inc. (e)	513,040	22,040,198
Workday, Inc. Class A (e)	221,236	46,780,352
Workiva, Inc. (b)(e)	320,030	24,632,709
Zoom Video Communications, Inc. Class A (e)	191,436	11,742,684
		4,638,972,994
Technology Hardware, Storage & Peripherals - 1.2%
Apple, Inc.	6,533,357	1,256,037,883
Dell Technologies, Inc.	85,853	11,981,645
Hewlett Packard Enterprise Co.	512,271	9,041,583
MCJ Co. Ltd.	689,000	6,019,687
NetApp, Inc.	37,190	4,478,792
Samsung Electronics Co. Ltd.	307,710	16,324,275
Seagate Technology Holdings PLC	342,600	31,944,024
Super Micro Computer, Inc. (e)	11,010	8,637,455
TSC Auto ID Technology Corp.	48,290	335,164
Western Digital Corp. (e)	177,154	13,337,925
Wiwynn Corp.	319,000	24,351,372
		1,382,489,805
TOTAL INFORMATION TECHNOLOGY		11,176,221,417
MATERIALS - 1.5%
Chemicals - 0.8%
Air Products & Chemicals, Inc.	226,400	60,380,880
Axalta Coating Systems Ltd. (e)	1,428,288	50,832,770
Balchem Corp.	49,529	7,607,654
C. Uyemura & Co. Ltd.	79,700	5,255,391
Cabot Corp.	327,900	33,544,170
Celanese Corp. Class A	125,520	19,084,061
CF Industries Holdings, Inc.	1,010,200	80,543,246
Corteva, Inc.	806,602	45,121,316
Dow, Inc.	746,200	43,003,506
DuPont de Nemours, Inc.	247,983	20,374,283
Eastman Chemical Co.	215,465	21,833,068
Ecolab, Inc.	319,536	74,196,259
Element Solutions, Inc.	1,442,162	34,655,153
FMC Corp.	53,500	3,260,825
Hawkins, Inc.	41,781	3,648,317
Huntsman Corp.	200,274	4,966,795
Innospec, Inc.	37,297	4,878,448
Koppers Holdings, Inc.	180,400	7,997,132
Linde PLC	320,977	139,791,903
LSB Industries, Inc. (e)	70,129	687,965
LyondellBasell Industries NV Class A	289,600	28,792,032
Minerals Technologies, Inc.	122,105	10,592,609
NewMarket Corp.	10,607	5,675,487
Nutrien Ltd.	1,290,400	75,630,344
Olin Corp.	1,028,920	55,314,739
Quaker Chemical Corp. (b)	51,870	9,406,625
RPM International, Inc.	197,908	22,185,487
Scientex Bhd	1,277,100	1,188,379
Sherwin-Williams Co.	15,300	4,648,140
Soulbrain Co. Ltd.	28,440	6,813,535
The Chemours Co. LLC	1,876,966	46,586,296
Tronox Holdings PLC (b)	2,506,692	49,657,569
Westlake Corp.	53,500	8,589,960
		986,744,344
Construction Materials - 0.1%
Eagle Materials, Inc.	154,944	36,007,436
Martin Marietta Materials, Inc.	41,900	23,970,152
RHI Magnesita NV	94,180	4,125,271
Vertex Corp.	34,500	397,069
Vulcan Materials Co.	83,893	21,457,313
Wienerberger AG	365,013	13,701,555
		99,658,796
Containers & Packaging - 0.2%
Aptargroup, Inc.	203,454	30,048,121
Avery Dennison Corp.	73,300	16,682,347
Berry Global Group, Inc.	6,227	372,873
Corticeira Amorim SGPS SA	224,580	2,339,133
Crown Holdings, Inc.	912,882	76,855,536
Graphic Packaging Holding Co.	1,365,090	38,659,349
Greif, Inc. Class A	155,600	10,104,664
Mayr-Melnhof Karton AG	34,900	4,341,310
Packaging Corp. of America	67,300	12,348,877
Sealed Air Corp.	259,471	10,085,638
Silgan Holdings, Inc.	318,800	15,063,300
		216,901,148
Metals & Mining - 0.4%
ATI, Inc. (e)	324,120	19,881,521
Carpenter Technology Corp.	51,490	5,708,696
Cleveland-Cliffs, Inc. (e)	432,000	7,464,960
Commercial Metals Co.	221,450	12,472,064
Constellium NV (e)	462,210	10,016,091
First Quantum Minerals Ltd.	9,585,601	123,147,491
Franco-Nevada Corp.	90,900	11,183,845
Freeport-McMoRan, Inc.	2,249,806	118,632,270
Ivanhoe Electric, Inc. (b)(e)	449,500	5,110,815
Ivanhoe Mines Ltd. (b)(e)	3,400,149	49,095,662
Newmont Corp.	135,231	5,671,588
Nucor Corp.	275,216	46,470,222
Steel Dynamics, Inc.	88,005	11,781,229
Teck Resources Ltd. Class B	216,100	11,248,005
Warrior Metropolitan Coal, Inc.	195,100	13,350,693
Worthington Steel, Inc. (b)	20,500	676,295
		451,911,447
Paper & Forest Products - 0.0%
Louisiana-Pacific Corp.	138,021	12,653,765
Stella-Jones, Inc. (b)	32,000	1,910,209
Sylvamo Corp.	46,710	3,331,357
		17,895,331
TOTAL MATERIALS		1,773,111,066
REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Alexandria Real Estate Equities, Inc.	7,300	868,700
American Homes 4 Rent Class A	566,012	20,399,072
American Tower Corp.	435,199	85,185,852
Apartment Income (REIT) Corp. Class A,	523,100	20,270,125
Apple Hospitality (REIT), Inc.	335,560	4,845,486
Armada Hoffler Properties, Inc. Class A,	381,840	4,330,066
AvalonBay Communities, Inc.	1,431	275,725
Camden Property Trust (SBI)	66,400	6,815,960
COPT Defense Properties (SBI)	216,600	5,343,522
Crown Castle, Inc.	1,766,944	181,111,760
CubeSmart	832,500	35,223,075
Digital Realty Trust, Inc.	130,500	18,966,870
Douglas Emmett, Inc.	382,890	5,341,316
EPR Properties	34,533	1,417,234
Equinix, Inc.	58,595	44,706,813
Equity Lifestyle Properties, Inc.	463,400	29,087,618
Essex Property Trust, Inc.	43,500	11,300,865
Extra Space Storage, Inc.	25,012	3,620,987
First Industrial Realty Trust, Inc.	114,179	5,380,114
Four Corners Property Trust, Inc.	253,980	6,199,652
Gaming & Leisure Properties	33,287	1,494,586
Healthpeak Properties, Inc.	357,394	7,112,141
Highwoods Properties, Inc. (SBI)	190,200	4,939,494
Invitation Homes, Inc.	1,601,289	55,708,844
LXP Industrial Trust (REIT)	3,102,491	26,371,174
Mid-America Apartment Communities, Inc.	187,600	25,083,996
Omega Healthcare Investors, Inc.	292,200	9,446,826
Outfront Media, Inc.	934,140	13,498,323
Park Hotels & Resorts, Inc.	188,601	2,991,212
Plymouth Industrial REIT, Inc.	1,299,530	27,108,196
Postal Realty Trust, Inc. Class A	186,260	2,492,159
Prologis, Inc.	482,200	53,278,278
Public Storage	192,405	52,686,261
Rayonier, Inc.	19,421	583,018
RLJ Lodging Trust	268,929	2,683,911
Ryman Hospitality Properties, Inc.	26,530	2,787,507
SBA Communications Corp. Class A	1,571	308,984
Simon Property Group, Inc.	676,435	102,351,380
SITE Centers Corp.	235,810	3,400,380
Sun Communities, Inc.	121,200	14,300,388
Tanger, Inc.	249,500	6,923,625
Terreno Realty Corp.	214,461	12,134,203
UDR, Inc.	64,256	2,481,567
Urban Edge Properties	367,140	6,509,392
Ventas, Inc.	539,573	27,118,939
VICI Properties, Inc.	293,085	8,414,470
Welltower, Inc.	373,200	38,689,644
		1,001,589,710
Real Estate Management & Development - 0.1%
Arealink Co. Ltd.	27,500	536,833
CoStar Group, Inc. (e)	14,827	1,159,027
Cushman & Wakefield PLC (e)	844,502	9,382,417
Digitalbridge Group, Inc.	554,300	7,560,652
Jones Lang LaSalle, Inc. (e)	154,327	31,184,857
Newmark Group, Inc. Class A	2,008,300	20,906,403
Robinsons Land Corp.	2,929,000	812,931
Savills PLC	403,100	5,864,174
The RMR Group, Inc. Class A	22,065	519,189
Zillow Group, Inc.:
Class A (e)	54,037	2,169,586
Class C (e)	39,816	1,630,465
		81,726,534
TOTAL REAL ESTATE		1,083,316,244
UTILITIES - 1.4%
Electric Utilities - 1.1%
Allete, Inc.	360,480	22,764,312
American Electric Power Co., Inc.	146,700	13,239,675
Constellation Energy Corp.	285,956	62,123,941
Duke Energy Corp.	214,152	22,179,723
Edison International	2,532,449	194,618,706
Entergy Corp.	297,700	33,488,273
Evergy, Inc.	158,372	8,656,614
Eversource Energy	534,520	31,659,620
Exelon Corp.	427,188	16,040,909
FirstEnergy Corp.	543,900	21,897,414
IDACORP, Inc.	145,830	13,922,390
Kansai Electric Power Co., Inc.	827,200	14,970,015
NextEra Energy, Inc.	2,242,599	179,452,772
NRG Energy, Inc.	267,301	21,651,381
OGE Energy Corp.	497,900	18,073,770
Otter Tail Corp.	10,945	990,194
PG&E Corp.	18,594,927	344,749,947
Pinnacle West Capital Corp.	60,100	4,739,486
PNM Resources, Inc.	202,000	7,744,680
PPL Corp.	796,000	23,346,680
Southern Co.	2,431,817	194,885,814
Xcel Energy, Inc.	95,851	5,314,938
		1,256,511,254
Gas Utilities - 0.0%
Brookfield Infrastructure Corp. A Shares (b)	739,810	25,486,455
China Resource Gas Group Ltd.	268,900	935,614
New Jersey Resources Corp.	153,964	6,691,275
Southwest Gas Holdings, Inc.	47,330	3,672,335
UGI Corp.	292,575	7,448,960
		44,234,639
Independent Power and Renewable Electricity Producers - 0.1%
Brookfield Renewable Corp. (b)	52,913	1,668,876
Clearway Energy, Inc.:
Class A	29,800	765,264
Class C	137,244	3,842,832
The AES Corp.	3,986,886	86,076,869
Vistra Corp.	464,392	46,011,959
		138,365,800
Multi-Utilities - 0.2%
Black Hills Corp.	46,698	2,636,102
CenterPoint Energy, Inc.	453,995	13,851,387
DTE Energy Co.	11,092	1,292,551
National Grid PLC	4,817,900	54,586,767
National Grid PLC rights 6/10/24 (e)	1,405,220	3,528,027
NiSource, Inc.	666,600	19,371,396
Public Service Enterprise Group, Inc.	342,181	25,923,633
Sempra	1,570,047	120,940,720
		242,130,583
Water Utilities - 0.0%
Consolidated Water Co., Inc.	21,015	569,507
TOTAL UTILITIES		1,681,811,783
TOTAL COMMON STOCKS (Cost $42,139,973,933)		56,639,913,623

Nonconvertible Preferred Stocks - 0.1%
	Shares	Value ($)
INFORMATION TECHNOLOGY - 0.1%
Technology Hardware, Storage & Peripherals - 0.1%
Samsung Electronics Co. Ltd. (Cost $123,209,195)	2,767,800	120,917,173

Nonconvertible Bonds - 0.6%
	Principal Amount (h)	Value ($)
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
AT&T, Inc.:
1.7% 3/25/26	2,000,000	1,872,268
2.95% 7/15/26	1,870,000	1,781,174
Verizon Communications, Inc. 4.125% 3/16/27	1,820,000	1,772,527
		5,425,969
Media - 0.0%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.908% 7/23/25	703,000	695,825
6.15% 11/10/26	2,000,000	2,015,620
Warnermedia Holdings, Inc. 3.638% 3/15/25	3,000,000	2,949,049
		5,660,494
Wireless Telecommunication Services - 0.0%
Rogers Communications, Inc. 2.9% 11/15/26	2,000,000	1,881,802
T-Mobile U.S.A., Inc.:
1.5% 2/15/26	3,000,000	2,806,597
2.25% 2/15/26	2,840,000	2,688,834
2.625% 4/15/26	3,000,000	2,844,358
3.5% 4/15/25	2,000,000	1,962,382
		12,183,973
TOTAL COMMUNICATION SERVICES		23,270,436
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
BMW U.S. Capital LLC U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.840% 6.1808% 4/1/25 (a)(i)(j)	1,000,000	1,004,729
General Motors Financial Co., Inc.:
1.2% 10/15/24	3,000,000	2,950,746
1.25% 1/8/26	1,610,000	1,504,373
1.5% 6/10/26	2,000,000	1,845,378
4.35% 4/9/25	3,000,000	2,965,276
5% 4/9/27	1,800,000	1,780,281
5.4% 5/8/27	3,000,000	2,994,962
Hyundai Capital America:
1.5% 6/15/26 (a)	2,000,000	1,840,557
5.5% 3/30/26 (a)	2,000,000	1,995,590
5.65% 6/26/26 (a)	2,500,000	2,500,038
5.8% 6/26/25 (a)	2,000,000	2,000,843
5.95% 9/21/26 (a)	4,000,000	4,026,652
Mercedes-Benz Finance North America LLC:
4.8% 1/11/27 (a)	1,900,000	1,887,011
4.95% 3/30/25 (a)	2,500,000	2,488,160
5.5% 11/27/24 (a)	1,000,000	998,032
Volkswagen Group of America Finance LLC:
1.25% 11/24/25 (a)	3,000,000	2,817,289
3.2% 9/26/26 (a)	3,000,000	2,850,552
3.95% 6/6/25 (a)	3,000,000	2,947,565
4.625% 11/13/25 (a)	1,490,000	1,469,315
5.7% 9/12/26 (a)	3,550,000	3,559,173
6% 11/16/26 (a)	1,900,000	1,923,106
		48,349,628
Specialty Retail - 0.0%
AutoZone, Inc.:
3.125% 4/21/26	1,500,000	1,437,833
3.625% 4/15/25	3,000,000	2,949,060
Lowe's Companies, Inc.:
4% 4/15/25	1,500,000	1,480,255
4.8% 4/1/26	225,000	223,116
O'Reilly Automotive, Inc. 5.75% 11/20/26	2,230,000	2,251,669
Ross Stores, Inc. 0.875% 4/15/26	3,500,000	3,223,716
		11,565,649
Textiles, Apparel & Luxury Goods - 0.0%
Tapestry, Inc. 7.05% 11/27/25	94,000	95,555
TOTAL CONSUMER DISCRETIONARY		60,010,832
CONSUMER STAPLES - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Dollar General Corp. 4.25% 9/20/24	3,000,000	2,985,536
Dollar Tree, Inc. 4% 5/15/25	1,500,000	1,478,552
Mondelez International Holdings Netherlands BV 1.25% 9/24/26 (a)	1,960,000	1,788,412
		6,252,500
Food Products - 0.0%
JDE Peet's BV 0.8% 9/24/24 (a)	2,000,000	1,967,282
Tobacco - 0.0%
Altria Group, Inc. 2.625% 9/16/26	2,000,000	1,881,127
BAT Capital Corp.:
3.215% 9/6/26	2,810,000	2,675,053
3.222% 8/15/24	3,000,000	2,984,101
4.7% 4/2/27	2,000,000	1,965,260
BAT International Finance PLC 1.668% 3/25/26	2,000,000	1,867,709
Imperial Tobacco Finance PLC 3.5% 7/26/26 (a)	4,000,000	3,824,573
Philip Morris International, Inc.:
4.75% 2/12/27	2,102,000	2,082,644
5.125% 11/15/24	2,200,000	2,196,123
Reynolds American, Inc. 4.45% 6/12/25	4,000,000	3,950,959
		23,427,549
TOTAL CONSUMER STAPLES		31,647,331
ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Baker Hughes Co. 2.061% 12/15/26	2,930,000	2,707,680
Oil, Gas & Consumable Fuels - 0.1%
Canadian Natural Resources Ltd. 2.05% 7/15/25	2,000,000	1,920,281
Cenovus Energy, Inc. 4.25% 4/15/27	2,500,000	2,428,966
DCP Midstream Operating LP:
5.375% 7/15/25	1,909,000	1,900,243
5.625% 7/15/27	2,809,000	2,835,393
Devon Energy Corp. 5.85% 12/15/25	2,000,000	2,009,043
Diamondback Energy, Inc. 5.2% 4/18/27	3,633,000	3,625,208
Enbridge, Inc.:
5.25% 4/5/27	1,675,000	1,671,402
5.3% 4/5/29	1,400,000	1,397,343
5.9% 11/15/26	3,288,000	3,323,511
Energy Transfer LP:
2.9% 5/15/25	2,000,000	1,947,163
4.2% 4/15/27	2,760,000	2,671,864
5.625% 5/1/27 (a)	2,000,000	1,993,812
6% 2/1/29 (a)	3,900,000	3,920,495
6.05% 12/1/26	3,900,000	3,949,628
EQT Corp. 3.125% 5/15/26 (a)	4,000,000	3,802,433
Hess Corp. 3.5% 7/15/24	1,500,000	1,495,850
MPLX LP:
1.75% 3/1/26	5,000,000	4,681,387
4% 2/15/25	2,000,000	1,974,793
Petroleos Mexicanos 6.5% 3/13/27	2,000,000	1,886,800
Phillips 66 Co.:
3.55% 10/1/26	1,850,000	1,779,434
3.85% 4/9/25	2,000,000	1,970,882
Pioneer Natural Resources Co. 1.125% 1/15/26	1,500,000	1,403,303
The Williams Companies, Inc.:
3.9% 1/15/25	3,000,000	2,967,976
4.55% 6/24/24	3,000,000	2,997,285
5.4% 3/2/26	312,000	311,426
		60,865,921
TOTAL ENERGY		63,573,601
FINANCIALS - 0.3%
Banks - 0.2%
ABN AMRO Bank NV 6.339% 9/18/27 (a)(i)	4,000,000	4,048,196
Bank of America Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.290% 5.08% 1/20/27 (i)(j)	2,000,000	1,985,634
1.658% 3/11/27 (i)	3,600,000	3,365,304
3.366% 1/23/26 (i)	3,000,000	2,954,240
3.559% 4/23/27 (i)	4,000,000	3,858,790
3.824% 1/20/28 (i)	1,860,000	1,788,172
3.95% 4/21/25	3,000,000	2,954,314
5.933% 9/15/27 (i)	3,700,000	3,735,760
Bank of Montreal:
5.266% 12/11/26	2,000,000	1,996,392
5.3% 6/5/26	1,770,000	1,766,841
Bank of Nova Scotia:
1.3% 9/15/26	1,960,000	1,791,210
5.35% 12/7/26	1,945,000	1,943,835
5.45% 6/12/25	2,000,000	1,997,612
Banque Federative du Credit Mutuel SA:
5.088% 1/23/27 (a)	1,900,000	1,890,646
5.896% 7/13/26 (a)	2,000,000	2,018,333
Barclays PLC:
2.279% 11/24/27 (i)	4,200,000	3,871,734
2.852% 5/7/26 (i)	1,000,000	973,292
5.304% 8/9/26 (i)	1,490,000	1,481,148
5.674% 3/12/28 (i)	3,300,000	3,301,738
5.829% 5/9/27 (i)	2,670,000	2,670,735
6.496% 9/13/27 (i)	2,800,000	2,846,545
7.325% 11/2/26 (i)	3,500,000	3,567,183
BNP Paribas SA:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.000% 1.323% 1/13/27 (a)(i)(j)	3,610,000	3,366,454
1.675% 6/30/27 (a)(i)	4,300,000	3,975,247
2.219% 6/9/26 (a)(i)	1,500,000	1,447,327
BPCE SA:
1.652% 10/6/26 (a)(i)	1,590,000	1,501,994
5.203% 1/18/27 (a)	1,500,000	1,495,420
5.975% 1/18/27 (a)(i)	3,000,000	3,008,403
6.612% 10/19/27 (a)(i)	3,640,000	3,699,611
Canadian Imperial Bank of Commerce:
3.945% 8/4/25	2,000,000	1,965,252
5.926% 10/2/26	2,000,000	2,026,286
Citibank NA 5.864% 9/29/25	2,000,000	2,013,379
Citigroup, Inc.:
1.122% 1/28/27 (i)	5,000,000	4,650,746
1.462% 6/9/27 (i)	3,000,000	2,769,225
2.014% 1/25/26 (i)	1,500,000	1,463,587
3.106% 4/8/26 (i)	2,000,000	1,956,008
5.61% 9/29/26 (i)	2,000,000	1,999,223
Cooperatieve Rabobank UA/NY 3.875% 8/22/24	2,000,000	1,992,403
Credit Agricole SA:
1.247% 1/26/27 (a)(i)	2,000,000	1,862,710
5.134% 3/11/27 (a)	3,500,000	3,493,022
Danske Bank A/S:
1.549% 9/10/27 (a)(i)	2,000,000	1,829,494
6.259% 9/22/26 (a)(i)	2,227,000	2,241,529
6.466% 1/9/26 (a)(i)	1,960,000	1,964,770
DNB Bank ASA:
0.856% 9/30/25 (a)(i)	1,000,000	983,791
1.535% 5/25/27 (a)(i)	1,960,000	1,810,928
Fifth Third Bancorp 2.375% 1/28/25	3,000,000	2,934,128
HSBC Holdings PLC:
1.645% 4/18/26 (i)	1,000,000	964,607
4.292% 9/12/26 (i)	1,510,000	1,482,167
5.597% 5/17/28 (i)	3,400,000	3,409,618
5.887% 8/14/27 (i)	4,660,000	4,691,450
7.336% 11/3/26 (i)	2,000,000	2,046,750
Huntington Bancshares, Inc. 2.625% 8/6/24	1,000,000	994,187
Huntington National Bank 5.699% 11/18/25 (i)	1,792,000	1,788,152
ING Groep NV 1.726% 4/1/27 (i)	3,724,000	3,472,934
Intesa Sanpaolo SpA 3.25% 9/23/24 (a)	3,000,000	2,975,409
JPMorgan Chase & Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.920% 6.2409% 2/24/26 (i)(j)	3,000,000	3,010,359
1.47% 9/22/27 (i)	4,100,000	3,751,952
1.578% 4/22/27 (i)	2,910,000	2,705,938
3.845% 6/14/25 (i)	3,000,000	2,997,919
5.04% 1/23/28 (i)	2,200,000	2,181,292
5.571% 4/22/28 (i)	2,384,000	2,398,924
KeyBank NA U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.320% 5.6656% 6/14/24 (i)(j)	3,000,000	2,999,643
KeyCorp U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.250% 6.5684% 5/23/25 (i)(j)	1,500,000	1,500,615
Lloyds Banking Group PLC:
1.627% 5/11/27 (i)	5,038,000	4,665,193
5.462% 1/5/28 (i)	2,200,000	2,194,138
5.985% 8/7/27 (i)	3,305,000	3,321,235
Mitsubishi UFJ Financial Group, Inc.:
0.953% 7/19/25 (i)	2,000,000	1,987,313
1.538% 7/20/27 (i)	3,620,000	3,336,908
Mizuho Financial Group, Inc.:
1.234% 5/22/27 (i)	2,960,000	2,726,093
1.554% 7/9/27 (i)	3,000,000	2,765,580
2.226% 5/25/26 (i)	2,000,000	1,933,781
3.477% 4/12/26 (a)	2,000,000	1,929,167
Morgan Stanley Bank, West Valley City Utah:
4.754% 4/21/26	941,000	931,274
5.479% 7/16/25	2,000,000	2,001,824
5.882% 10/30/26	2,000,000	2,024,450
NatWest Group PLC:
5.847% 3/2/27 (i)	2,758,000	2,765,435
7.472% 11/10/26 (i)	2,000,000	2,048,292
NatWest Markets PLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.450% 6.7931% 3/22/25 (a)(i)(j)	2,000,000	2,015,837
0.8% 8/12/24 (a)	3,000,000	2,971,640
5.416% 5/17/27 (a)	2,400,000	2,397,471
PNC Financial Services Group, Inc.:
5.3% 1/21/28 (i)	2,595,000	2,587,547
6.615% 10/20/27 (i)	3,900,000	3,994,060
Royal Bank of Canada 2.55% 7/16/24	2,000,000	1,992,793
Santander Holdings U.S.A., Inc.:
4.26% 6/9/25 (i)	3,000,000	2,999,104
6.124% 5/31/27 (i)	857,000	860,063
Societe Generale U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.050% 6.379% 1/21/26 (a)(i)(j)	3,000,000	3,004,497
Sumitomo Mitsui Financial Group, Inc.:
2.696% 7/16/24	1,500,000	1,494,651
5.464% 1/13/26	3,000,000	2,999,955
5.88% 7/13/26	1,760,000	1,776,713
The Toronto-Dominion Bank:
1.2% 6/3/26	1,000,000	921,434
5.264% 12/11/26	2,075,000	2,073,162
Truist Financial Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.400% 5.7473% 6/9/25 (i)(j)	3,000,000	2,999,850
5.9% 10/28/26 (i)	3,900,000	3,909,464
6.047% 6/8/27 (i)	3,760,000	3,787,814
U.S. Bancorp:
3.1% 4/27/26	1,500,000	1,437,890
6.787% 10/26/27 (i)	3,720,000	3,828,824
Wells Fargo & Co.:
2.164% 2/11/26 (i)	1,000,000	975,618
2.406% 10/30/25 (i)	3,000,000	2,958,915
3% 2/19/25	3,000,000	2,944,216
3.196% 6/17/27 (i)	3,550,000	3,395,186
Wells Fargo Bank NA 5.254% 12/11/26	2,000,000	2,000,987
		251,588,881
Capital Markets - 0.1%
Athene Global Funding:
1.608% 6/29/26 (a)	2,500,000	2,303,228
1.716% 1/7/25 (a)	3,000,000	2,927,619
5.516% 3/25/27 (a)	2,500,000	2,494,589
5.684% 2/23/26 (a)	2,700,000	2,697,991
Bank of New York, New York 5.224% 11/21/25 (i)	690,000	688,902
Deutsche Bank AG New York Branch:
2.129% 11/24/26 (i)	4,000,000	3,787,884
3.961% 11/26/25 (i)	3,000,000	2,971,035
5.706% 2/8/28 (i)	3,000,000	2,994,079
7.146% 7/13/27 (i)	720,000	738,028
Goldman Sachs Group, Inc.:
1.093% 12/9/26 (i)	3,000,000	2,800,408
1.431% 3/9/27 (i)	2,910,000	2,706,624
1.542% 9/10/27 (i)	2,000,000	1,828,127
5.7% 11/1/24	2,000,000	2,000,018
Intercontinental Exchange, Inc.:
3.625% 9/1/28	3,700,000	3,459,500
3.65% 5/23/25	1,500,000	1,473,632
Moody's Corp. 3.75% 3/24/25	3,000,000	2,957,798
Morgan Stanley:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.500% 5.8379% 1/22/25 (i)(j)	3,000,000	3,002,100
0.985% 12/10/26 (i)	3,000,000	2,795,933
1.512% 7/20/27 (i)	1,960,000	1,804,251
1.593% 5/4/27 (i)	4,000,000	3,710,254
NASDAQ, Inc. 5.65% 6/28/25	318,000	318,067
UBS Group AG:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.580% 6.9007% 5/12/26 (a)(i)(j)	2,000,000	2,015,513
1.305% 2/2/27 (a)(i)	3,000,000	2,782,362
1.364% 1/30/27 (a)(i)	3,720,000	3,459,421
1.494% 8/10/27 (a)(i)	4,100,000	3,746,919
4.125% 4/15/26 (a)	3,000,000	2,921,430
4.49% 8/5/25 (a)(i)	2,000,000	1,994,606
4.703% 8/5/27 (a)(i)	2,730,000	2,676,984
		70,057,302
Consumer Finance - 0.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.65% 10/29/24	785,000	771,768
1.75% 1/30/26	3,000,000	2,815,352
6.1% 1/15/27	2,000,000	2,028,883
6.45% 4/15/27	1,998,000	2,045,212
6.5% 7/15/25	1,500,000	1,511,441
Ally Financial, Inc.:
5.125% 9/30/24	3,000,000	2,992,797
5.8% 5/1/25	2,000,000	1,998,646
7.1% 11/15/27	1,620,000	1,685,674
American Express Co.:
5.098% 2/16/28 (i)	2,850,000	2,833,446
5.389% 7/28/27 (i)	1,700,000	1,698,157
6.338% 10/30/26 (i)	1,694,000	1,712,110
Capital One Financial Corp.:
3.3% 10/30/24	3,000,000	2,969,898
4.985% 7/24/26 (i)	1,500,000	1,486,112
7.149% 10/29/27 (i)	4,400,000	4,546,736
Ford Motor Credit Co. LLC:
5.8% 3/5/27	2,200,000	2,197,694
5.85% 5/17/27	4,000,000	3,998,176
6.95% 3/6/26	65,000	66,052
6.95% 6/10/26	2,000,000	2,035,692
		39,393,846
Financial Services - 0.0%
Corebridge Financial, Inc.:
3.5% 4/4/25	1,500,000	1,472,390
3.65% 4/5/27	2,810,000	2,683,397
Corebridge Global Funding:
0.9% 9/22/25 (a)	2,000,000	1,880,731
5.75% 7/2/26 (a)	2,000,000	2,000,666
Nationwide Building Society 6.557% 10/18/27 (a)(i)	2,000,000	2,039,577
		10,076,761
Insurance - 0.0%
Aon North America, Inc. 5.125% 3/1/27	3,250,000	3,240,520
Equitable Financial Life Global Funding:
1% 1/9/26 (a)	3,900,000	3,625,347
1.1% 11/12/24 (a)	3,000,000	2,937,169
1.3% 7/12/26 (a)	1,000,000	913,823
MassMutual Global Funding II:
4.5% 4/10/26 (a)	2,000,000	1,974,034
5.1% 4/9/27 (a)	3,400,000	3,394,033
		16,084,926
TOTAL FINANCIALS		387,201,716
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Amgen, Inc.:
5.15% 3/2/28	342,000	341,083
5.25% 3/2/25	2,000,000	1,995,135
		2,336,218
Health Care Equipment & Supplies - 0.0%
Becton, Dickinson & Co. 3.363% 6/6/24	3,000,000	2,999,350
Boston Scientific Corp. 1.9% 6/1/25	3,000,000	2,896,101
		5,895,451
Health Care Providers & Services - 0.0%
Cigna Group 1.25% 3/15/26	803,000	746,943
CVS Health Corp.:
2.875% 6/1/26	3,870,000	3,678,526
5% 2/20/26	2,000,000	1,980,911
HCA Holdings, Inc.:
4.5% 2/15/27	2,000,000	1,951,882
5.25% 6/15/26	2,735,000	2,719,398
5.875% 2/15/26	2,000,000	2,003,024
ICON Investments Six Designated Activity 5.809% 5/8/27	3,353,000	3,378,736
		16,459,420
Life Sciences Tools & Services - 0.0%
Revvity, Inc. 0.85% 9/15/24	3,000,000	2,956,915
Pharmaceuticals - 0.0%
Bristol-Myers Squibb Co.:
2.9% 7/26/24	3,000,000	2,988,049
4.9% 2/22/27	1,624,000	1,618,682
Haleon U.S. Capital LLC 3.375% 3/24/27	1,870,000	1,779,837
Haleon UK Capital PLC 3.125% 3/24/25	1,000,000	979,271
Viatris, Inc. 1.65% 6/22/25	3,000,000	2,871,342
		10,237,181
TOTAL HEALTH CARE		37,885,185
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.0%
BAE Systems PLC 5% 3/26/27 (a)	1,066,000	1,056,439
L3Harris Technologies, Inc. 5.4% 1/15/27	2,000,000	2,005,921
RTX Corp. 5.75% 11/8/26	721,000	728,137
The Boeing Co.:
4.875% 5/1/25	3,000,000	2,967,940
6.259% 5/1/27 (a)	302,000	304,004
		7,062,441
Building Products - 0.0%
Carrier Global Corp.:
2.242% 2/15/25	3,000,000	2,927,982
5.8% 11/30/25	1,115,000	1,120,032
		4,048,014
Commercial Services & Supplies - 0.0%
Republic Services, Inc. 3.2% 3/15/25	1,500,000	1,473,870
Ground Transportation - 0.0%
Canadian Pacific Railway Co. 1.35% 12/2/24	3,000,000	2,937,438
Machinery - 0.1%
Daimler Trucks Finance North America LLC:
2% 12/14/26 (a)	2,920,000	2,687,057
5% 1/15/27 (a)	2,300,000	2,282,109
5.2% 1/17/25 (a)	610,000	607,917
5.6% 8/8/25 (a)	1,460,000	1,460,171
Ingersoll Rand, Inc. 5.197% 6/15/27	4,100,000	4,100,062
Otis Worldwide Corp. 2.056% 4/5/25	3,000,000	2,913,626
Parker Hannifin Corp. 3.65% 6/15/24	1,500,000	1,498,311
		15,549,253
Trading Companies & Distributors - 0.0%
Air Lease Corp.:
1.875% 8/15/26	2,000,000	1,846,569
2.3% 2/1/25	3,000,000	2,929,404
2.875% 1/15/26	2,158,000	2,062,708
3.375% 7/1/25	3,000,000	2,926,593
		9,765,274
Transportation Infrastructure - 0.0%
Avolon Holdings Funding Ltd.:
2.125% 2/21/26 (a)	3,500,000	3,276,286
2.875% 2/15/25 (a)	4,500,000	4,396,710
6.375% 5/4/28 (a)	571,000	578,978
		8,251,974
TOTAL INDUSTRIALS		49,088,264
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Cisco Systems, Inc. 4.8% 2/26/27	3,000,000	2,990,890
Electronic Equipment, Instruments & Components - 0.0%
Amphenol Corp. 5.05% 4/5/27	589,000	587,578
Dell International LLC/EMC Corp.:
5.85% 7/15/25	1,500,000	1,504,696
6.02% 6/15/26	4,015,000	4,051,166
		6,143,440
Semiconductors & Semiconductor Equipment - 0.0%
Micron Technology, Inc. 4.185% 2/15/27	2,750,000	2,670,141
NXP BV/NXP Funding LLC 5.35% 3/1/26	4,000,000	3,984,480
NXP BV/NXP Funding LLC/NXP U.S.A., Inc. 3.875% 6/18/26	2,760,000	2,678,414
		9,333,035
Software - 0.0%
Oracle Corp. 2.65% 7/15/26	2,000,000	1,888,654
Roper Technologies, Inc.:
1% 9/15/25	2,000,000	1,888,644
2.35% 9/15/24	2,000,000	1,981,564
VMware, Inc.:
1% 8/15/24	2,000,000	1,980,281
1.4% 8/15/26	2,000,000	1,831,635
		9,570,778
TOTAL INFORMATION TECHNOLOGY		28,038,143
MATERIALS - 0.0%
Chemicals - 0.0%
Celanese U.S. Holdings LLC:
1.4% 8/5/26	2,904,000	2,651,462
6.05% 3/15/25	1,500,000	1,501,200
Nutrien Ltd. 5.9% 11/7/24	1,996,000	1,997,298
		6,149,960
Metals & Mining - 0.0%
Glencore Funding LLC 5.338% 4/4/27 (a)	3,800,000	3,788,902
TOTAL MATERIALS		9,938,862
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
American Tower Corp. 1.6% 4/15/26	3,000,000	2,792,813
Crown Castle, Inc. 4% 3/1/27	2,000,000	1,925,238
Omega Healthcare Investors, Inc. 4.5% 1/15/25	3,000,000	2,972,081
		7,690,132
UTILITIES - 0.0%
Electric Utilities - 0.0%
Cleco Corporate Holdings LLC 3.743% 5/1/26	2,600,000	2,503,333
Duke Energy Corp. 2.65% 9/1/26	1,000,000	942,747
Eversource Energy 4.75% 5/15/26	1,800,000	1,773,624
Exelon Corp. 5.15% 3/15/29	586,000	582,940
Firstenergy Pennsylvania Elect 5.15% 3/30/26 (a)	576,000	569,486
Georgia Power Co. 5.004% 2/23/27	827,000	825,285
Mississippi Power Co. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.300% 5.6413% 6/28/24 (i)(j)	2,000,000	2,000,007
Southern California Edison Co. 3.7% 8/1/25	1,500,000	1,467,369
Southern Co. 5.5% 3/15/29	893,000	902,751
Tampa Electric Co. 3.875% 7/12/24	2,000,000	1,995,574
		13,563,116
Independent Power and Renewable Electricity Producers - 0.0%
The AES Corp. 3.3% 7/15/25 (a)	2,000,000	1,942,536
Multi-Utilities - 0.0%
CenterPoint Energy, Inc. 5.25% 8/10/26	2,000,000	1,991,948
Dominion Energy, Inc. 2.85% 8/15/26	2,000,000	1,894,231
DTE Energy Co. 4.22% 11/1/24	3,000,000	2,979,571
NiSource, Inc. 0.95% 8/15/25	3,000,000	2,838,953
Puget Energy, Inc. 3.65% 5/15/25	2,000,000	1,959,858
		11,664,561
TOTAL UTILITIES		27,170,213
TOTAL NONCONVERTIBLE BONDS (Cost $725,692,259)		725,514,715

U.S. Treasury Obligations - 0.4%
	Principal Amount (h)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.31% to 5.32% 8/1/24 to 8/29/24 (k)	1,980,000	1,962,332
U.S. Treasury Notes:
3.625% 5/31/28	68,614,700	66,272,152
3.875% 1/15/26 (k)	127,892,200	125,679,065
4.125% 6/15/26	99,124,800	97,719,241
4.125% 10/31/27	23,991,200	23,609,777
4.25% 3/15/27	15,000,000	14,826,563
4.5% 7/15/26 (l)	111,969,300	111,199,511
4.625% 2/28/25	7,572,400	7,537,792
TOTAL U.S. TREASURY OBLIGATIONS (Cost $452,204,802)		448,806,433

Asset-Backed Securities - 0.1%
	Principal Amount (h)	Value ($)
Ally Auto Receivables Trust Series 2024-1 Class A3, 5.08% 12/15/28	527,000	523,957
American Express Credit Account Master Trust:
Series 2023-1 Class A, 4.87% 5/15/28	863,000	857,631
Series 2024-1 Class A, 5.23% 4/16/29	5,000,000	5,019,642
Ares CLO Series 2024-54A Class AR, CME Term SOFR 3 Month Index + 1.270% 6.5986% 10/15/32 (a)(i)(j)	1,259,000	1,260,273
Ares XXXIV CLO Ltd. Series 2024-2A Class AR3, CME Term SOFR 3 Month Index + 1.320% 6.6371% 4/17/33 (a)(i)(j)	4,748,000	4,753,935
ARI Fleet Lease Trust Series 2024-A Class A2, 5.3% 11/15/32 (a)	2,019,000	2,008,037
Ari Fleet Lease Trust 2023-B Series 2023-B Class A2, 6.05% 7/15/32 (a)	1,192,000	1,195,705
Bank of America Credit Card Master Trust Series 2023-A2 Class A2, 4.98% 11/15/28	1,026,000	1,021,611
BMW Vehicle Lease Trust:
Series 2023-2 Class A3, 5.99% 9/25/26	1,057,000	1,062,137
Series 2024-1 Class A3, 4.98% 3/25/27	1,516,000	1,504,505
BMW Vehicle Owner Trust Series 2023-A Class A3, 5.47% 2/25/28	247,000	247,097
Bofa Auto Trust 2024-1 Series 2024-1A Class A3, 5.35% 11/15/28 (a)	241,000	240,113
Carmax Series 2023-3 Class A3, 5.28% 5/15/28	1,154,000	1,151,104
CarMax Auto Owner Trust Series 2023 2 Class A3, 5.05% 1/18/28	1,534,000	1,523,000
Carmax Auto Owner Trust Series 2024-2 Class A3, 5.5% 1/16/29	476,000	477,321
Carmax Auto Owner Trust 2023-4 Series 2023-4 Class A3, 6% 7/17/28	302,000	304,953
Cedar Funding Ltd.:
Series 2021-10A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6862% 10/20/32 (a)(i)(j)	2,514,000	2,520,428
Series 2021-14A Class A, CME Term SOFR 3 Month Index + 1.360% 6.6902% 7/15/33 (a)(i)(j)	2,000,000	2,002,822
Cent CLO LP Series 2021-21A Class A1R3, CME Term SOFR 3 Month Index + 1.230% 6.5565% 7/27/30 (a)(i)(j)	197,183	197,320
CFMT LLC Series 2023 HB12 Class A, 4.25% 4/25/33 (a)	149,460	146,261
Chase Auto Owner Trust Series 2024-1A Class A3, 5.13% 5/25/29 (a)	544,000	541,294
Chase Issuance Trust:
Series 2023-A1 Class A, 5.16% 9/15/28	2,080,000	2,075,283
Series 2023-A2 Class A, 5.08% 9/15/30	2,080,000	2,087,268
Chesapeake Funding II LLC:
Series 2021-1A Class A2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.340% 5.6682% 4/15/33 (a)(i)(j)	318,390	318,087
Series 2023 1A Class A1, 5.65% 5/15/35 (a)	951,298	950,620
Series 2023-2A Class A1, 6.16% 10/15/35 (a)	194,099	195,159
Series 2024-1A Class A1, 5.52% 5/15/36 (a)	715,946	714,339
Citibank Credit Card Issuance Trust Series 2023-A1 Class A1, 5.23% 12/8/27	748,000	746,068
Citizens Auto Receivables Trust:
Series 2024-1 Class A3, 5.11% 4/17/28 (a)	817,000	812,335
Series 2024-2 Class A3, 5.33% 8/15/28 (a)	740,000	738,482
Daimler Trucks Retail Trust 20 Series 2024-1 Class A3, 5.49% 12/15/27	2,243,000	2,243,455
Dell Equipment Finance Trust 2:
Series 2023-3 Class A3, 5.93% 4/23/29 (a)	773,000	777,341
Series 2024-1 Class A3, 5.39% 3/22/30 (a)	1,003,000	1,003,010
Dell Equipment Finance Trust 2023-2 Series 2023-2 Class A3, 5.65% 1/22/29 (a)	498,000	497,797
Dllaa 2023-1A Series 2023-1A Class A3, 5.64% 2/22/28 (a)	134,000	134,418
DLLAD Series 2024-1A Class A3, 5.3% 7/20/29 (a)	199,000	198,781
DLLST Series 2024-1A Class A3, 5.05% 8/20/27 (a)	1,500,000	1,485,856
Dryden CLO, Ltd. / Dryden CLO, LLC Series 2021-86A Class A1R, CME Term SOFR 3 Month Index + 1.360% 6.6787% 7/17/34 (a)(i)(j)	878,000	879,680
Enterprise Fleet Financing:
Series 2023-2 Class A2, 5.56% 4/22/30 (a)	1,374,104	1,371,193
Series 2024-2:
Class A2, 5.74% 12/20/26 (a)	620,000	620,842
Class A3, 5.61% 4/20/28 (a)	424,000	424,591
Enterprise Fleet Financing 2023-3 L Series 2023-3 Class A2, 6.4% 3/20/30 (a)	487,000	491,677
Enterprise Fleet Financing LLC:
Series 2023-1 Class A2, 5.51% 1/22/29 (a)	881,500	879,322
Series 2024-1 Class A2, 5.23% 3/20/30 (a)	1,896,000	1,884,248
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2024-1A Class AR, CME Term SOFR 3 Month Index + 1.380% 6.6613% 5/20/36 (a)(i)(j)	1,693,000	1,702,291
Ford Credit Auto Owner Trust:
Series 2020-1 Class B, 2.29% 8/15/31 (a)	2,400,000	2,341,682
Series 2020-2 Class A, 1.06% 4/15/33 (a)	1,409,000	1,325,832
Series 2023-B Class A3, 5.23% 5/15/28	982,000	979,819
Ford Credit Floorplan Master Owner Trust:
Series 2023-1 Class A1, 4.92% 5/15/28 (a)	986,000	976,141
Series 2024-1 Class A1, 5.29% 4/15/29 (a)	3,118,000	3,119,635
GM Financial Automobile Leasing Trust Series 2023-2 Class A3, 5.05% 7/20/26	981,000	976,477
Gm Financial Consumer Automobile Re Series 2023-3 Class A3, 5.45% 6/16/28	282,000	282,407
GM Financial Leasing Trust Series 2024-1 Class A3, 5.09% 3/22/27	2,671,000	2,656,199
Gm Financial Leasing Trust 202 Series 2023-3 Class A3, 5.38% 11/20/26	141,000	140,807
GMF Floorplan Owner Revolving Trust:
Series 2023-1 Class B, 5.73% 6/15/28 (a)	1,104,000	1,103,241
Series 2024-1A Class A1, 5.13% 3/15/29 (a)	6,264,000	6,234,300
Huntington Auto Trust Series 2024-1A Class A3, 5.23% 1/16/29 (a)	2,719,000	2,708,525
Hyundai Auto Lease Securitizat:
Series 2023-C Class A3, 5.8% 12/15/26 (a)	1,363,000	1,367,841
Series 2024-B Class A3, 5.41% 5/17/27 (a)	1,108,000	1,109,598
Hyundai Auto Receivables Trust:
Series 2023-B Class A3, 5.48% 4/17/28	285,000	285,364
Series 2024-A Class A3, 4.99% 2/15/29	577,000	573,387
John Deere Owner Trust Series 2024-A Class A3, 4.96% 11/15/28	3,371,000	3,346,817
Marlette Funding Trust 2024-1 Series 2024-1A Class A, 5.95% 7/17/34 (a)	244,000	244,019
Mercedes-Benz Auto Lease Trust Series 2024-A Class A3, 5.32% 1/18/28	714,000	713,388
Nissan Master Owner Trust Receiva Series 2024-B Class A, 5.05% 2/15/29 (a)	1,063,000	1,054,906
Palmer Square Loan Funding 202 Series 2024-3A Class A1, CME Term SOFR 3 Month Index + 1.080% 0% 8/8/32 (a)(f)(i)(j)	2,105,000	2,106,459
Porsche Financial Auto Securitization Trust Series 2023-2A Class A3, 5.79% 1/22/29 (a)	674,000	677,550
Rr 16 Ltd. Series 2021-16A Class A1, CME Term SOFR 3 Month Index + 1.370% 6.7002% 7/15/36 (a)(i)(j)	1,614,000	1,618,219
Sbna Auto Lease Trust Series 2024-B Class A3, 5.56% 11/22/27 (a)	631,000	630,716
Sfs Auto Receivables Securitiz Series 2023-1A Class A3, 5.47% 10/20/28 (a)	1,579,000	1,578,093
Sfs Auto Receivables Securitization Trust:
Series 2024-1A Class A3, 4.95% 5/21/29 (a)	627,000	620,799
Series 2024-2A Class A3, 5.33% 11/20/29 (a)	359,000	358,501
Sofi Consumer Loan Program Series 2023-1S Class A, 5.81% 5/15/31 (a)	113,543	113,496
Tesla Series 2024-A Class A3, 5.3% 6/21/27 (a)	1,216,000	1,211,815
Tesla Auto Lease Trust 2023-B Series 2023-B Class A3, 6.13% 9/21/26 (a)	1,764,000	1,772,797
Tesla Auto Lease Trust 23-A Series 2023-A Class A3, 5.89% 6/22/26 (a)	322,000	322,369
TMUST Series 2024-1A Class A, 5.05% 9/20/29 (a)	1,811,000	1,798,203
Toyota Lease Owner Trust 2023- Series 2023-B Class A3, 5.66% 11/20/26 (a)	1,484,000	1,488,279
Upstart Securitization Trust 2 Series 2023-3 Class A, 6.9% 10/20/33 (a)	817,856	824,660
Verizon Master Trust:
Series 2023 2 Class A, 4.89% 4/13/28	1,189,000	1,182,148
Series 2023-4 Class A1A, 5.16% 6/20/29	1,573,000	1,568,656
Volkswagen Auto Lease Trust 20 Series 2023-A Class A3, 5.81% 10/20/26	1,708,000	1,714,422
Volkswagen Auto Loan Enhanced Series 2023-1 Class A3, 5.02% 6/20/28	699,000	694,205
Voya CLO Ltd./Voya CLO LLC Series 2021-2A Class A1R, CME Term SOFR 3 Month Index + 1.420% 6.7482% 7/19/34 (a)(i)(j)	2,000,000	2,003,766
Wells Fargo Card Issuance Trust Series 2024-A1 Class A, 4.94% 2/15/29	2,470,000	2,457,960
Wheels Fleet Lease Funding 1 L:
Series 2023-2A Class A, 6.46% 8/18/38 (a)	1,487,000	1,500,112
Series 2024-1A Class A1, 5.49% 2/18/39 (a)	3,185,000	3,178,073
World Omni Auto Receivables Trust:
Series 2023-C Class A3, 5.15% 11/15/28	173,000	172,264
Series 2023-D Class A3, 5.79% 2/15/29	1,017,000	1,025,429
Series 2024-A Class A3, 4.86% 3/15/29	2,240,000	2,224,179
Series 2024-B Class A3, 5.27% 9/17/29	1,644,000	1,641,132
World Omni Automobile Lease Se Series 2024-A Class A3, 5.26% 10/15/27	1,490,000	1,487,137
TOTAL ASSET-BACKED SECURITIES (Cost $119,333,322)		119,303,113

Collateralized Mortgage Obligations - 0.0%
	Principal Amount (h)	Value ($)
Private Sponsor - 0.0%
Cfmt LLC floater sequential payer Series 2024-HB13 Class A, 3% 5/25/34 (a)(i)	551,000	525,599
Ocwen Ln Investment Trust 2023-Hb1 Series 2023-HB1 Class A, 3% 6/25/36 (a)	55,586	53,422
Ocwen Loan Invest Trust Series 2024-HB1 Class A, 3% 2/25/37 (a)	66,480	63,038
Preston Ridge Partners Mortgage Trust Series 2021-2 Class A1, 5.115% 3/25/26 (a)	307,033	301,995
Prpm 2024-Rpl2 LLC Series 2024-RPL2 Class A1, 3.5% 5/25/54 (a)(i)	1,580,000	1,486,938

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,425,270)		2,430,992

Commercial Mortgage Securities - 0.1%
	Principal Amount (h)	Value ($)
Benchmark Mortgage Trust sequential payer Series 2019-B9 Class AAB, 3.9325% 3/15/52	1,712,630	1,655,959
BLP Commercial Mortgage Trust sequential payer Series 2024-IND2 Class A, CME Term SOFR 1 Month Index + 1.340% 6.6589% 3/15/41 (a)(i)(j)	409,000	409,256
Brookfield floater Series 2024-MF23 Class A, CME Term SOFR 1 Month Index + 1.370% 6.8118% 6/15/41 (a)(i)(j)	778,000	776,539
BX Commercial Mortgage Trust:
floater:
Series 2021-LBA Class AJV, CME Term SOFR 1 Month Index + 0.910% 6.2315% 2/15/36 (a)(i)(j)	100,000	99,612
Series 2021-PAC Class A, CME Term SOFR 1 Month Index + 0.800% 6.1206% 10/15/36 (a)(i)(j)	576,000	570,240
Series 2022-LP2 Class A, CME Term SOFR 1 Month Index + 1.010% 6.3297% 2/15/39 (a)(i)(j)	1,976,825	1,971,925
Series 2023-XL3 Class A, CME Term SOFR 1 Month Index + 1.760% 7.0782% 12/9/40 (a)(i)(j)	472,000	474,803
floater sequential payer:
Series 2019-IMC Class A, CME Term SOFR 1 Month Index + 1.040% 6.3633% 4/15/34 (a)(i)(j)	150,242	148,933
Series 2021-SOAR Class A, CME Term SOFR 1 Month Index + 0.780% 6.1015% 6/15/38 (a)(i)(j)	3,553,418	3,529,076
Series 2024-XL5 Class A, CME Term SOFR 1 Month Index + 1.390% 6.7084% 3/15/41 (a)(i)(j)	2,635,284	2,636,933
BX Commercial Mortgage Trust 2024-Xl4 floater sequential payer Series 2024-XL4 Class A, CME Term SOFR 1 Month Index + 1.440% 6.7588% 2/15/39 (a)(i)(j)	2,851,451	2,855,906
BX Commercial Mtg Trust floater Series 2024-MDHS Class A, 6.8415% 5/15/41 (a)(i)	1,799,000	1,801,249
BX Trust floater:
Series 2021-ACNT Class A, CME Term SOFR 1 Month Index + 0.960% 6.2815% 11/15/38 (a)(i)(j)	2,829,537	2,817,276
Series 2022-GPA Class A, CME Term SOFR 1 Month Index + 2.160% 7.4818% 8/15/39 (a)(i)(j)	361,654	363,236
Series 2024-CNYN Class A, CME Term SOFR 1 Month Index + 1.440% 6.7586% 4/15/29 (a)(i)(j)	1,845,000	1,846,153
CSAIL Commercial Mortgage Trust sequential payer Series 2015-C4 Class A3, 3.5438% 11/15/48	1,418,103	1,382,106
ELP Commercial Mortgage Trust floater Series 2021-ELP Class A, CME Term SOFR 1 Month Index + 0.810% 6.1325% 11/15/38 (a)(i)(j)	2,497,093	2,476,804
GS Mortgage Securities Trust floater Series 2021-IP Class A, CME Term SOFR 1 Month Index + 1.060% 6.3815% 10/15/36 (a)(i)(j)	2,300,000	2,279,875
JPMBB Commercial Mortgage Securities Trust sequential payer Series 2014-C21 Class A5, 3.7748% 8/15/47	568,894	567,303
Life Financial Services Trust floater Series 2022-BMR2 Class A1, CME Term SOFR 1 Month Index + 1.290% 6.612% 5/15/39 (a)(i)(j)	2,500,000	2,456,250
LIFE Mortgage Trust floater Series 2021-BMR Class A, CME Term SOFR 1 Month Index + 0.810% 6.1315% 3/15/38 (a)(i)(j)	1,808,665	1,781,535
Open Trust 2023-Air sequential payer Series 2023-AIR Class A, CME Term SOFR 1 Month Index + 3.080% 8.4059% 10/15/28 (a)(i)(j)	388,418	394,002
SREIT Trust floater:
Series 2021-FLWR Class A, CME Term SOFR 1 Month Index + 0.690% 6.008% 7/15/36 (a)(i)(j)	115,000	113,996
Series 2021-MFP Class A, CME Term SOFR 1 Month Index + 0.840% 6.1621% 11/15/38 (a)(i)(j)	128,220	127,743
Voya CLO Ltd. floater Series 2024-2A Class AR, CME Term SOFR 3 Month Index + 1.200% 6.5246% 7/20/32 (a)(i)(j)	3,500,000	3,505,250
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $36,776,010)		37,041,960

Bank Notes - 0.0%
	Principal Amount (h)	Value ($)
Citizens Bank NA 2.25% 4/28/25	3,000,000	2,905,723
Goldman Sachs Bank U.S.A. 5.283% 3/18/27 (i)	3,500,000	3,485,726
Truist Bank 1.5% 3/10/25	2,000,000	1,935,631
TOTAL BANK NOTES (Cost $8,353,680)		8,327,080

Other - 0.0%
	Shares	Value ($)
Commodity Funds - Broad Basket - 0.0%
Fidelity SAI Inflation-Focused Fund (m) (Cost $1,054)	13	1,222

Money Market Funds - 1.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (n)	988,169,436	988,367,069
Fidelity Securities Lending Cash Central Fund 5.39% (n)(o)	791,954,567	792,033,763
TOTAL MONEY MARKET FUNDS (Cost $1,780,397,070)		1,780,400,832

Equity Funds - 50.1%
	Shares	Value ($)
Large Blend Funds - 8.1%
Fidelity SAI U.S. Large Cap Index Fund (m)	122,732,108	2,695,197,081
Fidelity SAI U.S. Low Volatility Index Fund (m)	344,825,484	6,937,888,747
TOTAL LARGE BLEND FUNDS		9,633,085,828
Large Growth Funds - 33.9%
Fidelity Blue Chip Growth Fund (m)	13,623,961	2,834,601,385
Fidelity Contrafund (m)	293,061,841	5,667,816,012
Fidelity Growth Company Fund (m)	331,099,563	12,525,496,474
Fidelity Magellan Fund (m)	527,584,548	7,343,976,910
Fidelity SAI U.S. Momentum Index Fund (m)	992,290	15,688,110
Fidelity SAI U.S. Quality Index Fund (m)	548,796,665	11,897,911,703
TOTAL LARGE GROWTH FUNDS		40,285,490,594
Large Value Funds - 2.3%
Fidelity SAI U.S. Value Index Fund (m)	226,566,222	2,673,481,415
Mid-Cap Blend Funds - 1.1%
Fidelity SAI Small-Mid Cap 500 Index Fund (m)	194,055,924	1,245,839,035
Mid-Cap Growth Funds - 2.5%
Fidelity Extended Market Index Fund (m)	36,888,608	2,978,386,225
Small Blend Funds - 1.2%
Fidelity Small Cap Index Fund (m)	57,330,827	1,474,548,882
Small Growth Funds - 1.0%
Fidelity Advisor Small Cap Growth Fund Class Z (m)	37,079,179	1,180,230,254
TOTAL EQUITY FUNDS (Cost $46,279,791,751)		59,471,062,233

TOTAL INVESTMENT IN SECURITIES - 100.6% (Cost $91,668,158,346)	119,353,719,376
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(654,810,517)
NET ASSETS - 100.0%	118,698,908,859

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	5	Jun 2024	518,950	23,616	23,616
CME E-mini S&P 500 Index Contracts (United States)	3,454	Jun 2024	914,532,850	13,866,692	13,866,692
CME E-mini S&P MidCap 400 Index Contracts (United States)	4	Jun 2024	1,196,760	9,688	9,688

TOTAL EQUITY INDEX CONTRACTS					13,899,996

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	280	Sep 2024	57,036,875	(52,983)	(52,983)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	122	Sep 2024	12,907,219	(39,288)	(39,288)

TOTAL TREASURY CONTRACTS					(92,271)

TOTAL FUTURES CONTRACTS					13,807,725
The notional amount of futures purchased as a percentage of Net Assets is 0.8%

Written Options
	Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Call Options
Exxon Mobil Corp.	Chicago Board Options Exchange	1,600	18,761,600	130.00	07/19/24	(46,400)
General Electric Co.	Chicago Board Options Exchange	2,000	33,028,000	165.00	06/21/24	(880,000)
General Electric Co.	Chicago Board Options Exchange	2,000	33,028,000	185.00	08/16/24	(510,000)
Hubbell, Inc.	Chicago Board Options Exchange	300	11,666,700	470.00	09/20/24	(117,000)
Meta Platforms, Inc. Class A	Chicago Board Options Exchange	100	4,668,300	575.00	06/21/24	(800)
Vertiv Holdings Co.	Chicago Board Options Exchange	1,500	14,710,500	80.00	06/21/24	(2,842,500)
Vertiv Holdings Co.	Chicago Board Options Exchange	2,000	19,614,000	85.00	06/21/24	(2,920,000)
Wells Fargo & Co.	Chicago Board Options Exchange	5,100	30,559,200	62.50	08/16/24	(800,700)

TOTAL WRITTEN OPTIONS						(8,117,400)

Total Return Swaps
Underlying Reference	Pay/ Receive Reference	Reference Payment Frequency	Financing Rate	Financing Frequency	Counterparty	Maturity Date	Units	Notional Amount	Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
S&P 500 Total Return	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index plus 50 basis points	Monthly	Bank of America, N.A.	Aug 2024	7,023	76,649,780	3,691,540	0	3,691,540
S&P 500 Total Return	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index plus 75 basis points	Monthly	Bank of America, N.A.	Nov 2024	24,693	283,838,528	0	0	0
S&P 500 Total Return	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index plus 43 basis points	Monthly	Goldman Sachs Intl.	Aug 2024	23,172	252,901,711	12,196,416	0	12,196,416
S&P 500 Total Return	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index plus 45 basis points	Monthly	Morgan Stanley & Co. International PLC	May 2024	24,693	269,502,069	12,992,328	0	12,992,328
TOTAL RETURN SWAPS									28,880,284	0	28,880,284

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $357,397,527 or 0.3% of net assets.

(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,208,237 or 0.0% of net assets.

(d)	Level 3 security
(e)	Non-income producing
(f)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g)	Security or a portion of the security is pledged as collateral for options written. At period end, the value of securities pledged amounted to $166,036,300.
(h)	Amount is stated in United States dollars unless otherwise noted.
(i)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(j)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(k)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $39,362,382.
(l)	Security or a portion of the security has been segregated as collateral for open bi-lateral over the counter (OTC) swaps. At period end, the value of securities pledged amounted to $5,831,895.
(m)	Affiliated Fund
(n)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(o)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
CCC Intelligent Solutions Holdings, Inc.	2/02/21	1,343,850

GCI Liberty, Inc. Class A (Escrow)	5/23/23	0

Vertiv Holdings LLC	2/06/20 - 6/30/23	635,698

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	868,688,624	11,722,168,455	11,602,489,725	54,496,045	(285)	-	988,367,069	2.0%
Fidelity Securities Lending Cash Central Fund 5.39%	660,968,153	3,272,851,939	3,141,786,329	2,830,584	-	-	792,033,763	3.2%
Total	1,529,656,777	14,995,020,394	14,744,276,054	57,326,629	(285)	-	1,780,400,832

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Small Cap Growth Fund Class Z	697,082,289	270,000,000	-	-	-	213,147,965	1,180,230,254
Fidelity Blue Chip Growth Fund	1,945,143,431	762,890,804	667,000,000	21,309,692	(32,297,913)	825,865,063	2,834,601,385
Fidelity Contrafund	5,426,929,231	234,146,879	1,920,042,975	186,897,778	(76,739,372)	2,003,522,249	5,667,816,012
Fidelity Extended Market Index Fund	1,030,279,659	1,714,994,574	102,172,532	19,220,639	1,113,788	334,170,736	2,978,386,225
Fidelity Growth Company Fund	7,890,527,117	1,725,936,000	-	369,237,282	-	2,909,033,357	12,525,496,474
Fidelity Large Cap Value Enhanced Index Fund	3,031,136,332	656,701,377	3,520,085,005	87,074,869	10,891,114	(178,643,818)	-
Fidelity Magellan Fund	4,886,094,703	871,464,484	-	303,556,977	-	1,586,417,723	7,343,976,910
Fidelity SAI Inflation-Focused Fund	11,387,686	27	12,003,811	27	513,226	104,094	1,222
Fidelity SAI Small-Mid Cap 500 Index Fund	865,305,791	185,464,163	-	27,407,213	-	195,069,081	1,245,839,035
Fidelity SAI U.S. Large Cap Index Fund	922,244,117	3,594,936,124	2,113,575,796	64,953,987	53,043,493	238,549,143	2,695,197,081
Fidelity SAI U.S. Low Volatility Index Fund	3,045,246,000	3,905,500,435	677,268,412	65,042,803	10,265,067	654,145,657	6,937,888,747
Fidelity SAI U.S. Momentum Index Fund	10,950,456	2,054,754	-	2,054,753	-	2,682,900	15,688,110
Fidelity SAI U.S. Quality Index Fund	9,879,433,831	1,286,331,045	1,927,427,017	268,229,975	196,778,338	2,462,795,506	11,897,911,703
Fidelity SAI U.S. Value Index Fund	46,783,485	2,426,622,700	-	16,884,774	-	200,075,230	2,673,481,415
Fidelity Small Cap Discovery Fund	422,981,957	5,200,688	456,862,319	5,200,687	104,190,561	(75,510,887)	-
Fidelity Small Cap Index Fund	35,415,990	1,243,115,845	-	15,177,648	-	196,017,047	1,474,548,882
	40,146,942,075	18,885,359,899	11,396,437,867	1,452,249,104	267,758,302	11,567,441,046	59,471,063,455

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	4,156,948,817	4,050,391,271	106,557,544	2
Consumer Discretionary	4,575,711,456	4,410,760,360	164,951,096	-
Consumer Staples	3,893,990,681	3,720,877,945	173,112,736	-
Energy	3,789,960,007	3,715,556,666	74,403,341	-
Financials	9,675,552,355	9,458,733,437	216,818,918	-
Health Care	7,051,470,354	6,767,771,120	283,699,234	-
Industrials	7,781,819,443	7,366,778,449	415,040,994	-
Information Technology	11,297,138,590	10,621,141,092	675,997,498	-
Materials	1,773,111,066	1,741,790,262	31,320,804	-
Real Estate	1,083,316,244	1,077,452,070	5,864,174	-
Utilities	1,681,811,783	1,607,791,360	74,020,423	-

Corporate Bonds	725,514,715	-	725,514,715	-

U.S. Government and Government Agency Obligations	448,806,433	-	448,806,433	-

Asset-Backed Securities	119,303,113	-	119,303,113	-

Collateralized Mortgage Obligations	2,430,992	-	2,430,992	-

Commercial Mortgage Securities	37,041,960	-	37,041,960	-

Bank Notes	8,327,080	-	8,327,080	-

Other	1,222	1,222	-	-

Money Market Funds	1,780,400,832	1,780,400,832	-	-

Equity Funds	59,471,062,233	59,471,062,233	-	-
Total Investments in Securities:	119,353,719,376	115,790,508,319	3,563,211,055	2
Derivative Instruments: Assets
Futures Contracts	13,899,996	13,899,996	-	-
Swaps	28,880,284	-	28,880,284	-
Total Assets	42,780,280	13,899,996	28,880,284	-
Liabilities
Futures Contracts	(92,271)	(92,271)	-	-
Written Options	(8,117,400)	(8,117,400)	-	-
Total Liabilities	(8,209,671)	(8,209,671)	-	-
Total Derivative Instruments:	34,570,609	5,690,325	28,880,284	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	13,899,996	0
Swaps (b)	28,880,284	0
Written Options (c)	0	(8,117,400)
Total Equity Risk	42,780,280	(8,117,400)
Interest Rate Risk
Futures Contracts (a)	0	(92,271)
Total Interest Rate Risk	0	(92,271)
Total Value of Derivatives	42,780,280	(8,209,671)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
(b)For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.
(c)Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.
Financial Statements
Statement of Assets and Liabilities
		May 31, 2024

Assets
Investment in securities, at value (including securities loaned of $773,348,351) - See accompanying schedule:
Unaffiliated issuers (cost $43,607,968,471)	$58,102,255,089
Fidelity Central Funds (cost $1,780,397,070)	1,780,400,832
Other affiliated issuers (cost $46,279,792,805)	59,471,063,455

Total Investment in Securities (cost $91,668,158,346)		$119,353,719,376
Segregated cash with brokers for derivative instruments		3,517,710
Cash		2,863,240
Foreign currency held at value (cost $3,980,701)		3,980,360
Receivable for investments sold		90,636,170
Receivable for fund shares sold		196,472,246
Dividends receivable		71,749,604
Interest receivable		13,331,779
Distributions receivable from Fidelity Central Funds		5,249,551
Receivable for daily variation margin on futures contracts		7,426,078
Bi-lateral OTC swaps, at value		28,880,284
Prepaid expenses		227,201
Other receivables		61,666
Total assets		119,778,115,265
Liabilities
Payable for investments purchased
Regular delivery	$202,362,017
Delayed delivery	2,991,778
Payable for fund shares redeemed	58,927,494
Accrued management fee	11,570,575
Written options, at value (premium received $5,161,272)	8,117,400
Other payables and accrued expenses	3,207,008
Collateral on securities loaned	792,030,134
Total liabilities		1,079,206,406
Net Assets		$118,698,908,859
Net Assets consist of:
Paid in capital		$89,081,652,412
Total accumulated earnings (loss)		29,617,256,447
Net Assets		$118,698,908,859
Net Asset Value, offering price and redemption price per share ($118,698,908,859 ÷ 7,206,790,848 shares)		$16.47
Statement of Operations
		Year ended May 31, 2024
Investment Income
Dividends:
Unaffiliated issuers		$682,713,734
Affiliated issuers		367,978,238
Interest		43,988,895
Income from Fidelity Central Funds (including $2,830,584 from security lending)		57,326,629
Total income		1,152,007,496
Expenses
Management fee	$341,697,894
Custodian fees and expenses	977,705
Independent trustees' fees and expenses	518,627
Registration fees	5,468,685
Audit	107,363
Legal	106,359
Miscellaneous	518,364
Total expenses before reductions	349,394,997
Expense reductions	(231,041,432)
Total expenses after reductions		118,353,565
Net Investment income (loss)		1,033,653,931
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $233,740)	1,044,964,486
Fidelity Central Funds	(285)
Other affiliated issuers	267,758,302
Foreign currency transactions	(910,441)
Futures contracts	71,042,434
Swaps	68,746,604
Written options	(7,924,911)
Capital gain distributions from underlying funds:
Affiliated issuers	1,084,270,866
Total net realized gain (loss)		2,527,947,055
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $75,880)	9,005,972,152
Affiliated issuers	11,567,441,046
Assets and liabilities in foreign currencies	85,495
Futures contracts	11,625,259
Swaps	28,714,563
Written options	(3,135,905)
Total change in net unrealized appreciation (depreciation)		20,610,702,610
Net gain (loss)		23,138,649,665
Net increase (decrease) in net assets resulting from operations		$24,172,303,596
Statement of Changes in Net Assets

	Year ended May 31, 2024	Year ended May 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,033,653,931	$846,739,925
Net realized gain (loss)	2,527,947,055	1,085,593,474
Change in net unrealized appreciation (depreciation)	20,610,702,610	815,766,971
Net increase (decrease) in net assets resulting from operations	24,172,303,596	2,748,100,370
Distributions to shareholders	(2,007,968,736)	(3,625,572,938)

Share transactions
Proceeds from sales of shares	38,744,491,874	20,458,813,664
Reinvestment of distributions	1,934,598,176	3,542,390,748
Cost of shares redeemed	(17,775,994,286)	(18,357,269,480)

Net increase (decrease) in net assets resulting from share transactions	22,903,095,764	5,643,934,932
Total increase (decrease) in net assets	45,067,430,624	4,766,462,364

Net Assets
Beginning of period	73,631,478,235	68,865,015,871
End of period	$118,698,908,859	$73,631,478,235

Other Information
Shares
Sold	2,611,891,127	1,656,217,226
Issued in reinvestment of distributions	134,415,665	296,499,303
Redeemed	(1,215,524,166)	(1,470,021,362)
Net increase (decrease)	1,530,782,626	482,695,167

Financial Highlights
Strategic Advisers® Fidelity® U.S. Total Stock Fund

Years ended May 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$12.97	$13.26	$15.07	$10.56	$9.72
Income from Investment Operations
Net investment income (loss) A,B	.16	.15	.15	.14	.16
Net realized and unrealized gain (loss)	3.67	.24	(.75)	4.73	1.00
Total from investment operations	3.83	.39	(.60)	4.87	1.16
Distributions from net investment income	(.16)	(.15)	(.12)	(.18)	(.17)
Distributions from net realized gain	(.18)	(.54)	(1.09)	(.19)	(.16)
Total distributions	(.33) C	(.68) C	(1.21)	(.36) C	(.32) C
Net asset value, end of period	$16.47	$12.97	$13.26	$15.07	$10.56
Total Return D	29.93%	3.45%	(4.85)%	46.63%	11.84%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.38%	.38%	.38%	.38%	.39%
Expenses net of fee waivers, if any	.13%	.13%	.13%	.13%	.14%
Expenses net of all reductions	.13%	.13%	.13%	.13%	.14%
Net investment income (loss)	1.12%	1.24%	1.03%	1.11%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$118,698,909	$73,631,478	$68,865,016	$60,113,747	$33,429,994
Portfolio turnover rate G	30%	39%	35%	46%	52%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended May 31, 2024

1. Organization.
Strategic Advisers Fidelity U.S. Total Stock Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Fidelity U.S. Total Stock Fund	$51,064

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, swaps, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$29,221,547,283
Gross unrealized depreciation	(1,883,781,633)
Net unrealized appreciation (depreciation)	$27,337,765,650
Tax Cost	$91,991,605,260

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$606,041,196
Undistributed long-term capital gain	$1,673,910,011
Net unrealized appreciation (depreciation) on securities and other investments	$27,337,672,095

The tax character of distributions paid was as follows:

	May 31, 2024	May 31, 2023
Ordinary Income	$946,565,735	$ 808,463,658
Long-term Capital Gains	1,061,403,001	2,817,109,280
Total	$2,007,968,736	$3,625,572,938

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, swaps and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Strategic Advisers Fidelity U.S. Total Stock Fund
Equity Risk
Futures Contracts	73,144,106	11,530,241
Written Options	(7,924,911)	(3,135,905)
Swaps	68,746,604	28,714,563
Total Equity Risk	133,965,799	37,108,899
Interest Rate Risk
Futures Contracts	(2,101,672)	95,018
Total Interest Rate Risk	(2,101,672)	95,018
Totals	131,864,127	37,203,917

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market, bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

Exchange-traded written covered call options were used to manage exposure to the market. When a fund writes a covered call option, a fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, a fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options", and are representative of volume of activity during the period unless an average contracts amount is presented.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in total accumulated earnings (loss) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Total Return Swaps. Total return swaps are agreements between counterparties to exchange cash flows, one based on a market-linked return of an individual asset or a basket of assets (i.e., an index), and the other on a fixed or floating rate. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting payment obligation, a fund will receive a payment from or make a payment to the counterparty. A fund enters into total return swaps to manage its market exposure.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Fidelity U.S. Total Stock Fund	50,025,584,511	27,150,912,359
5. Fees and Other Transactions with Affiliates.
Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .37% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) and Geode Capital Management, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

FIL Investment Advisors (FIA) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, FIA has not been allocated any portion of the Fund's assets. FIA in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Effective March 7, 2024, the Fund's sub-subadvisory agreement with FIL Investment Advisors (FIA) and FIL Investment Advisors (UK) Limited (FIA(UK)) was amended. Pursuant to the sub-subadvisory agreement, FIA may receive from the sub-subadviser investment research and advice on issuers outside the United States (non-discretionary services) and FIA may grant the sub-subadviser investment management authority and the authority to buy and sell securities if FIA believes it would be beneficial to the Fund (discretionary services). FIA, not the Fund, pays FIA(UK). For providing non-discretionary services, FIA pays FIA(UK) a fee equal to 110% of FIA(UK)'s costs incurred in connection with providing such services. For providing discretionary services, FIA pays FIA(UK) a fee equal to a percentage of the Fund's monthly average net assets managed by FIA(UK) on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIA(UK) on behalf of FIA pursuant to sub-advisory arrangements less any assets managed by FIA(UK) on behalf of FIA on which a reduction is applicable to the fee paid to FIA(UK) (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the following graduated fee rate schedule. FIA(UK)'s fee will not exceed 50% of the fee that FIA receives from Strategic Advisers for services provided on behalf of the Fund.

Average Group Assets	Annualized Fee Rate
from $0 - $500 million	.32%
$500 million - $1 billion	.27%
Over $1 billion	.24%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Strategic Advisers Fidelity U.S. Total Stock Fund	331,092

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Strategic Advisers Fidelity U.S. Total Stock Fund	1,649,297,797	707,319,240	15,915,015

Affiliated Exchanges In-Kind. During the period, the Fund redeemed shares of Fidelity Large Cap Value Enhanced Index Fund in exchange for investments and cash, if any, as noted in the following table. The Fund had a net realized gain of $10,891,114 on the Fund's redemptions of Fidelity Large Cap Value Enhanced Index Fund, which is included in "Net Realized gain (loss): Affiliated Issuers" in the accompanying Statement of Operations. The Fund recognized a net gain on the exchanges for federal income tax purposes.

	Value of Investments ($)	Net realized gain (loss) ($)	Shares redeemed
Fidelity Large Cap Value Enhanced Index Fund	3,520,085,005	10,891,114	262,301,416

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers Fidelity U.S. Total Stock Fund	27,097
6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Strategic Advisers Fidelity U.S. Total Stock Fund	153,834
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Strategic Advisers Fidelity U.S. Total Stock Fund	302,416	-	-
9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2026. During the period, this waiver reduced the Fund's management fee by $231,003,671.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $37,761.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Fidelity U.S. Total Stock Fund
Fidelity Growth Company Fund	20%
Fidelity Magellan Fund	22%
Fidelity SAI Small-Mid Cap 500 Index Fund	73%
Fidelity SAI U.S. Large Cap Index Fund	18%
Fidelity SAI U.S. Low Volatility Index Fund	49%
Fidelity SAI U.S. Quality Index Fund	88%
Fidelity SAI U.S. Value Index Fund	81%
Fidelity Small Cap Growth Fund	17%
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Fidelity U.S. Total Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Fidelity U.S. Total Stock Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of May 31, 2024, the related statement of operations for the year ended May 31, 2024, the statement of changes in net assets for each of the two years in the period ended May 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2024 and the financial highlights for each of the five years in the period ended May 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 15, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2024, $2,230,044,492, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $75,261,101 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 68%, and 87% of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 79.23%, and 93.08% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.83%, and 3.64% of the dividends distributed in July and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 10: Renumeration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of New and Amended Sub-Advisory Agreements and New Sub-Subadvisory Agreements
Strategic Advisers Fidelity U.S. Total Stock Fund
In March 2024, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve (i) a new sub-advisory agreement for two investment mandates among Strategic Advisers LLC (Strategic Advisers), Fidelity Diversifying Solutions LLC (FDS or the New Sub-Adviser), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund (New Sub-Advisory Agreement), (ii) new sub-subadvisory agreements between FDS and each of FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Japan) Limited (FMR Japan), and Fidelity Management & Research (Hong Kong) Limited (FMR H.K., and together with FMR UK and FMR Japan, the New Sub-Subadvisers) with respect to the fund (New Sub-Subadvisory Agreements and together with the New Sub-Advisory Agreement, the New Agreements), and (iii) amendments to the fee schedules for four investment mandates in the existing sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM), and the Trust on behalf of the fund (Amended Agreement). The Board also approved changes to the fee schedule in the existing sub-subadvisory agreement between FIA and FIA (UK) for the fund. The Board noted that FIA, and not the fund, compensates FIA (UK) under the terms of the existing sub-subadvisory agreement, and that the fund and Strategic Advisers are not responsible for any such fees or expenses. The Board also considered that the changes will not impact the fees paid under the existing sub-advisory agreement with FIA. With respect to the Amended Agreement, the Board noted that each updated fee schedule in the Amended Agreement became effective as of March 1, 2024, and will result in the same or lower fees at all asset levels. The Board also noted that no other material contract terms are impacted by the Amended Agreement. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.
In considering whether to approve each New and Amended Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each New and Amended Agreement is in the best interests of the fund and its shareholders and does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. The Board's decision to approve each New and Amended Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.
Nature, Extent, and Quality of Services Provided.  With respect to the New Sub-Advisory Agreement, the Board considered the backgrounds of the investment personnel that will provide services to the fund, the fund's investment objective, strategies and related investment philosophy, the current sub-adviser line-up, and the structure of the investment personnel compensation programs and whether such structure provides appropriate incentives to act in the best interests of the fund.
With respect to the Amended Agreement, the Board also considered that it reviewed this information regarding FIAM in connection with its annual renewal of the fund's management contract, sub-advisory agreements and sub-subadvisory agreements at its September 2023 meeting.
The Board noted its familiarity with the nature, extent and quality of services provided by the New Sub-Adviser and the New Sub-Subadvisers to other Strategic Advisers funds with different investment mandates, and that many of the same support staff, including compliance personnel, that currently provide services to the other Strategic Advisers funds will also provide services to the fund.  The Board also took into consideration additional information regarding the new investment mandates provided by Strategic Advisers and the New Sub-Adviser. The Board also noted its familiarity with FIAM in managing one of the mandates proposed for FDS for the fund using the same investment personnel and support staff that currently provide services to the fund.
Resources Dedicated to Investment Management and Support Services.  With respect to the New Sub-Advisory Agreement, the Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, use of technology, and approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in its deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources and compliance infrastructure, which are integral parts of the investment management process, and its investment in business continuity planning.
With respect to the Amended Agreement, the Board noted that it had approved the existing sub-advisory agreement with FIAM at its September 2023 meeting and that the Amended Agreement will not result in any changes to: (i) the nature, extent and quality of the services provided; (ii) the fund's investment processes or strategies; or (iii) the persons primarily responsible for the day-to-day management of the fund.
Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the New Sub-Advisory Agreement; and (ii) the resources to be devoted to the fund's compliance policies and procedures.
Investment Performance. With respect to the New Sub-Advisory Agreement, the Board considered the historical investment performance of FIAM in managing one of the investment mandates for the fund with the same portfolio managers and the investment philosophy, investment process and portfolio characteristics for the other investment mandate.
The Board did not consider performance to be a material factor in its decision to approve the Amended Agreement because the approval of the Amended Agreement will not result in any changes to: (i) the fund's investment processes or strategies; or (ii) the persons primarily responsible for the day-to-day management of the fund.
Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under each New and Amended Agreement should benefit or continue to benefit the fund's shareholders.
Competitiveness of Management Fee and Total Fund Expenses.  With respect to the New Sub-Advisory Agreement, the Board considered the amount and nature of the fees to be paid by the fund to Strategic Advisers and by Strategic Advisers to the New Sub-Adviser. The Board also considered the projected change in the fund's management fee and total operating expenses, if any, as a result of hiring the New Sub-Adviser.
The Board noted that neither the New nor Amended Agreements will result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee. The Board noted that the approval of the New Sub-Advisory Agreement will not initially result in any changes to the fund's management fee or total net expenses because: (i) with respect to one investment mandate, Strategic Advisers does not expect to allocate assets to the mandate at this time (Unfunded Mandate); and (ii) with respect to the other investment mandate, the transition of the mandate from FIAM to FDS is not expected to result in any changes to the fee schedule and is expected to result in a similar funding level to the current funding level for the mandate. With respect to the Unfunded Mandate, the Board considered the hypothetical impact on the fund's management fee rate if Strategic Advisers were to allocate assets to the Unfunded Mandate in the future.
The Board also considered that the Amended Agreement is expected to result in a decrease in the total management fee rate of the fund, with respect to each mandate individually and also on a combined basis.
With respect to the New Sub-Subadvisory Agreements, the Board considered that FDS, and not the fund, will compensate the New Sub-Subadvisers under the terms of the New Sub-Subadvisory Agreements and that the fund and Strategic Advisers are not responsible for any such fees or expenses. The Board also considered that the New Sub-Subadvisory Agreements will not impact the fees paid under the New Sub-Advisory Agreement.
Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.
Costs of the Services and Profitability.  Because each New and Amended Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers' portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve each New and Amended Agreement.
Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of each New and Amended Agreement will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.
Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that the New Sub-Advisory Agreement provides for breakpoints with respect to each mandate, and the Amended Agreement will continue to provide for breakpoints with respect to one mandate, that have the potential to reduce sub-advisory fees paid to the sub-adviser as assets allocated to the sub-adviser grow. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the New Sub-Subadvisory Agreements or the Amended Agreement because the fund will not bear any additional expenses under the New Sub-Subadvisory Agreements or the Amended Agreement.
Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that each New and Amended Agreement's fee structure bears a reasonable relationship to the services to be rendered and that each New and Amended Agreement is in the best interests of the fund and its shareholders and should be approved. In addition, the Board concluded that the approval of each New and Amended Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

1.9887487.106
TSF-ANN-0724
Strategic Advisers® Fidelity® Emerging Markets Fund
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
May 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Strategic Advisers® Fidelity® Emerging Markets Fund
Schedule of Investments May 31, 2024
Showing Percentage of Net Assets
Common Stocks - 44.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 0.1%
PT Telkom Indonesia Persero Tbk	37,093,459	6,616,335
Entertainment - 0.3%
NetEase, Inc.	911,100	16,202,801
NetEase, Inc. ADR	164,833	14,675,082
Sea Ltd. ADR (a)	228,600	15,435,072
Tencent Music Entertainment Group ADR (a)	320,300	4,628,335
		50,941,290
Interactive Media & Services - 3.2%
Baidu, Inc. sponsored ADR (a)	164,881	16,026,433
Kuaishou Technology Class B (a)(b)	6,537,800	46,683,657
NAVER Corp.	133,790	16,584,334
Tencent Holdings Ltd.	8,454,464	392,232,962
Yandex NV Series A (a)(c)	509,900	5,914,840
		477,442,226
Wireless Telecommunication Services - 0.6%
America Movil S.A.B. de CV Series L	10,670,758	9,886,795
Bharti Airtel Ltd.	2,922,796	48,074,434
Far EasTone Telecommunications Co. Ltd.	1,016,000	2,614,165
MTN Group Ltd.	8,226,776	35,937,676
		96,513,070
TOTAL COMMUNICATION SERVICES		631,512,921
CONSUMER DISCRETIONARY - 7.7%
Automobile Components - 0.1%
Fuyao Glass Industries Group Co. Ltd. (A Shares)	2,279,800	14,556,972
Automobiles - 0.9%
Brilliance China Automotive Holdings Ltd.	20,254,000	15,986,161
BYD Co. Ltd. (H Shares)	784,230	22,004,927
Eicher Motors Ltd.	361,411	20,497,617
Hyundai Motor Co. Ltd.	304,030	55,862,282
Kia Corp.	172,098	14,708,502
Maruti Suzuki India Ltd.	37,983	5,643,008
		134,702,497
Broadline Retail - 2.9%
Alibaba Group Holding Ltd.	14,587,190	142,437,160
Alibaba Group Holding Ltd. sponsored ADR	202,904	15,895,499
JD.com, Inc. sponsored ADR	549,640	16,280,337
MercadoLibre, Inc. (a)	11,832	20,417,063
MINISO Group Holding Ltd. ADR (d)	226,452	5,092,905
Naspers Ltd. Class N	436,536	86,640,951
PDD Holdings, Inc. ADR (a)	839,266	125,705,261
Vipshop Holdings Ltd. ADR	1,186,607	19,068,774
		431,537,950
Diversified Consumer Services - 0.5%
New Oriental Education & Technology Group, Inc. (a)	5,130,300	40,900,037
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	421,951	33,726,543
		74,626,580
Hotels, Restaurants & Leisure - 1.7%
Arcos Dorados Holdings, Inc. Class A (d)	889,359	8,591,208
Atour Lifestyle Holdings Ltd. ADR (d)	94,986	1,691,701
MakeMyTrip Ltd. (a)(d)	327,429	24,750,358
Meituan Class B (a)(b)	7,687,373	104,749,564
OPAP SA	506,500	8,051,573
Shangri-La Asia Ltd.	21,300,000	14,989,887
Tongcheng Travel Holdings Ltd.	708,400	1,621,932
Trip.com Group Ltd. (a)	65,000	3,322,088
Trip.com Group Ltd. ADR (a)	1,151,066	59,291,410
Zomato Ltd. (a)	10,505,335	22,550,228
		249,609,949
Household Durables - 0.6%
Haier Smart Home Co. Ltd.	6,192,200	22,496,209
Haier Smart Home Co. Ltd. (A Shares)	16,960,856	69,185,444
Man Wah Holdings Ltd.	2,342,800	1,950,115
Midea Group Co. Ltd. (A Shares)	362,458	3,241,313
		96,873,081
Specialty Retail - 0.1%
Pepkor Holdings Ltd. (b)	6,410,315	5,794,365
Zhongsheng Group Holdings Ltd. Class H	3,016,500	5,473,319
		11,267,684
Textiles, Apparel & Luxury Goods - 0.9%
Anta Sports Products Ltd.	3,595,296	38,515,326
ECLAT Textile Co. Ltd.	2,072,000	31,009,128
Li Ning Co. Ltd.	13,503,987	35,460,758
Samsonite International SA (b)	10,538,400	33,494,069
		138,479,281
TOTAL CONSUMER DISCRETIONARY		1,151,653,994
CONSUMER STAPLES - 1.9%
Beverages - 0.7%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	98,830	11,327,895
Kweichow Moutai Co. Ltd. (A Shares)	344,055	78,317,736
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)	54,488	1,815,878
Tsingtao Brewery Co. Ltd. (H Shares)	2,070,000	14,684,638
		106,146,147
Consumer Staples Distribution & Retail - 0.6%
BGF Retail Co. Ltd.	49,310	4,160,594
Raia Drogasil SA	2,044,660	9,762,065
Shoprite Holdings Ltd.	1,471,316	19,556,715
Wal-Mart de Mexico SA de CV Series V	16,799,111	63,160,657
		96,640,031
Food Products - 0.4%
China Mengniu Dairy Co. Ltd.	6,409,000	11,818,409
Gruma S.A.B. de CV Series B	1,371,586	26,620,886
PT Indofood CBP Sukses Makmur Tbk	14,569,900	8,741,940
PT Indofood Sukses Makmur Tbk	23,000,300	8,315,493
		55,496,728
Personal Care Products - 0.2%
AMOREPACIFIC Corp.	179,944	25,309,002
Giant Biogene Holding Co. Ltd. (b)	389,400	2,471,541
		27,780,543
Tobacco - 0.0%
KT&G Corp.	58,851	3,556,909
TOTAL CONSUMER STAPLES		289,620,358
ENERGY - 1.9%
Energy Equipment & Services - 0.1%
ADNOC Drilling Co. PJSC	6,952,400	7,571,256
Oil, Gas & Consumable Fuels - 1.8%
Adnoc Gas PLC	27,008,400	21,912,316
China Merchants Energy Shipping Co. Ltd. (A Shares)	3,881,855	4,754,659
China Petroleum & Chemical Corp. (H Shares)	6,522,000	4,154,830
COSCO Shipping Energy Transportation Co. Ltd. (H Shares)	702,000	991,932
Gazprom OAO (a)(c)	5,946,277	640,274
LUKOIL PJSC (a)(c)	345,667	110,096
LUKOIL PJSC sponsored ADR (a)(c)	499,400	8,010,376
Paladin Energy Ltd. (Australia) (a)	2,641,108	27,993,171
PetroChina Co. Ltd. (H Shares)	30,787,321	31,568,041
Petroleo Brasileiro SA - Petrobras:
(ON)	818,750	6,346,174
sponsored ADR	2,669,626	41,512,684
PRIO SA	1,233,300	9,773,108
PTT Exploration and Production PCL (For. Reg.)	3,904,148	16,320,271
Reliance Industries Ltd.	1,698,229	58,211,390
TotalEnergies SE	510,515	37,402,624
		269,701,946
TOTAL ENERGY		277,273,202
FINANCIALS - 9.9%
Banks - 7.6%
Absa Group Ltd.	432,692	3,435,968
Al Rajhi Bank	1,133,410	22,996,374
Alinma Bank	1,939,403	15,822,575
Axis Bank Ltd.	4,740,368	66,008,288
Axis Bank Ltd. sponsored GDR (Reg. S)	653,664	45,914,006
Banco do Brasil SA	3,254,668	16,809,803
Capitec Bank Holdings Ltd. (d)	184,764	20,949,100
China Construction Bank Corp. (H Shares)	48,338,616	34,307,089
China Merchants Bank Co. Ltd. (H Shares)	6,348,000	28,443,239
Credicorp Ltd. (United States)	354,878	58,668,431
CTBC Financial Holding Co. Ltd.	7,941,000	8,678,210
Grupo Financiero Banorte S.A.B. de CV Series O	5,357,065	50,951,556
Hana Financial Group, Inc.	115,339	5,157,145
HDFC Bank Ltd.	4,949,085	90,921,779
HDFC Bank Ltd. sponsored ADR	750,125	43,424,736
ICICI Bank Ltd.	6,209,568	83,474,847
ICICI Bank Ltd. sponsored ADR	1,788,512	47,824,811
Industrial & Commercial Bank of China Ltd. (H Shares)	96,532,917	54,689,548
Inter & Co., Inc. (depository receipt) unit	1,178,939	7,061,196
Itau Unibanco Holding SA	6,543,147	38,666,486
KB Financial Group, Inc.	316,450	18,216,156
National Bank of Greece SA (a)	9,586,815	83,300,226
Nu Holdings Ltd. (a)	7,099,246	84,339,042
OTP Bank PLC	809,171	39,001,790
Piraeus Financial Holdings SA (a)	997,613	3,919,173
Powszechna Kasa Oszczednosci Bank SA	4,414,429	66,889,091
PT Bank Central Asia Tbk	113,711,417	64,728,037
PT Bank Mandiri (Persero) Tbk	9,853,091	3,577,430
PT Bank Rakyat Indonesia (Persero) Tbk	19,734,085	5,289,513
Sberbank of Russia (a)(c)	3,314,825	20,972
Sberbank of Russia:
(RTSX) (a)(c)	617,111	3,904
sponsored ADR (a)(c)	1,653,549	29,433
Standard Bank Group Ltd.	2,795,899	26,668,575
The Saudi National Bank	2,470,645	22,297,527
		1,162,486,056
Capital Markets - 0.4%
B3 SA - Brasil Bolsa Balcao	2,822,600	5,751,742
Banco BTG Pactual SA unit	7,307,592	43,963,288
Hong Kong Exchanges and Clearing Ltd.	127,700	4,319,599
Noah Holdings Ltd. sponsored ADR	58,421	602,905
		54,637,534
Consumer Finance - 0.4%
Kaspi.KZ JSC:
ADR	35,591	4,498,702
GDR (Reg. S)	443,371	56,042,094
		60,540,796
Financial Services - 0.4%
Chailease Holding Co. Ltd.	2,998,874	14,087,172
FirstRand Ltd.	12,394,258	42,886,706
		56,973,878
Insurance - 1.1%
AIA Group Ltd.	6,433,200	49,967,964
China Life Insurance Co. Ltd. (H Shares)	57,992,691	82,645,608
HDFC Standard Life Insurance Co. Ltd. (b)	931,144	6,134,587
Ping An Insurance Group Co. of China Ltd. (H Shares)	3,442,456	17,509,241
Samsung Fire & Marine Insurance Co. Ltd.	22,740	5,748,196
SBI Life Insurance Co. Ltd. (b)	531,600	8,830,753
		170,836,349
TOTAL FINANCIALS		1,505,474,613
HEALTH CARE - 1.3%
Biotechnology - 0.1%
Innovent Biologics, Inc. (a)(b)	3,471,832	15,713,090
Health Care Equipment & Supplies - 0.2%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	594,828	23,831,725
Health Care Providers & Services - 0.2%
Apollo Hospitals Enterprise Ltd.	41,909	2,932,141
Hapvida Participacoes e Investimentos SA (a)(b)	21,396,666	16,258,679
Rede D'Oregon Sao Luiz SA (b)	1,077,800	5,636,441
		24,827,261
Life Sciences Tools & Services - 0.2%
Samsung Biologics Co. Ltd. (a)(b)	54,521	28,799,231
Pharmaceuticals - 0.6%
Hansoh Pharmaceutical Group Co. Ltd. (b)	22,674,000	46,633,230
Mankind Pharma Ltd.	447,972	11,485,188
Richter Gedeon PLC	1,589,883	40,285,961
		98,404,379
TOTAL HEALTH CARE		191,575,686
INDUSTRIALS - 3.2%
Aerospace & Defense - 0.7%
Hindustan Aeronautics Ltd.	819,094	48,814,703
Korea Aerospace Industries Ltd.	1,702,080	63,931,365
		112,746,068
Commercial Services & Supplies - 0.0%
Tuhu Car, Inc. (b)	1,745,400	5,733,460
Construction & Engineering - 0.4%
Larsen & Toubro Ltd.	1,339,807	58,904,664
Electrical Equipment - 0.2%
Bharat Heavy Electricals Ltd.	5,271,400	18,878,875
Dongfang Electric Corp. Ltd.:
(A Shares)	1,391,788	3,532,442
(H Shares)	826,800	1,336,094
		23,747,411
Ground Transportation - 0.2%
Full Truck Alliance Co. Ltd. ADR	652,606	5,769,037
Localiza Rent a Car SA	1,952,822	15,891,387
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	5,609,372	8,663,659
		30,324,083
Industrial Conglomerates - 0.1%
SK Square Co. Ltd. (a)	284,300	15,968,759
Machinery - 1.0%
Airtac International Group	620,893	19,594,993
Hd Hyundai Mipo (a)	410,630	21,557,673
HIWIN Technologies Corp.	4,600,112	31,654,385
Huaming Power Equipement Co. Ltd.	975,180	2,896,554
Shenzhen Inovance Technology Co. Ltd. (A Shares)	4,766,790	38,138,269
Sinotruk Hong Kong Ltd.	12,914,260	30,035,051
Techtronic Industries Co. Ltd.	114,000	1,402,401
Weichai Power Co. Ltd.:
(A Shares)	272,200	598,019
(H Shares)	3,025,000	5,433,896
		151,311,241
Marine Transportation - 0.2%
Pacific Basin Shipping Ltd.	80,278,000	28,260,803
Professional Services - 0.1%
Computer Age Management Services Private Ltd.	253,830	10,584,221
Trading Companies & Distributors - 0.0%
BOC Aviation Ltd. Class A (b)	457,800	3,400,740
Transportation Infrastructure - 0.3%
Athens International Airport SA	329,200	2,953,215
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	1,512,759	28,463,033
International Container Terminal Services, Inc.	252,000	1,469,373
TAV Havalimanlari Holding A/S (a)	1,409,414	10,527,987
		43,413,608
TOTAL INDUSTRIALS		484,395,058
INFORMATION TECHNOLOGY - 10.6%
Communications Equipment - 0.1%
Accton Technology Corp.	266,000	4,154,347
Zhongji Innolight Co. Ltd. (A Shares)	408,917	8,880,502
		13,034,849
Electronic Equipment, Instruments & Components - 0.8%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	8,508,000	45,192,158
Lotes Co. Ltd.	177,000	8,811,739
Samsung SDI Co. Ltd.	18,880	5,164,915
Unimicron Technology Corp.	1,910,606	10,831,975
Yageo Corp.	2,740,887	56,120,010
		126,120,797
IT Services - 0.3%
Coforge Ltd.	51,700	3,079,346
HCL Technologies Ltd.	262,079	4,157,931
Infosys Ltd.	739,669	12,468,806
Infosys Ltd. sponsored ADR (d)	867,780	14,535,315
Tata Consultancy Services Ltd.	179,479	7,894,349
		42,135,747
Semiconductors & Semiconductor Equipment - 6.4%
Alchip Technologies Ltd.	301,099	26,831,603
ASML Holding NV (Netherlands)	14,636	14,003,304
Daqo New Energy Corp. ADR (a)	153,638	3,459,928
eMemory Technology, Inc.	28,181	1,914,824
Gudeng Precision Industrial Co. Ltd.	211,000	2,709,675
Jentech Precision Industrial Co. Ltd.	70,000	2,250,355
MediaTek, Inc.	1,672,431	63,878,605
SK Hynix, Inc.	628,027	86,645,817
Taiwan Semiconductor Manufacturing Co. Ltd.	27,466,131	701,532,020
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	367,113	55,448,748
		958,674,879
Technology Hardware, Storage & Peripherals - 3.0%
Asia Vital Components Co. Ltd.	1,527,000	36,152,115
Lenovo Group Ltd.	2,630,000	3,788,537
Quanta Computer, Inc.	1,339,000	11,347,236
Samsung Electronics Co. Ltd.	6,184,655	328,101,167
Samsung Electronics Co. Ltd. GDR (Reg. S)	25,930	35,133,913
Wiwynn Corp.	499,000	38,091,959
Xiaomi Corp. Class B (a)(b)	1,806,600	4,045,244
		456,660,171
TOTAL INFORMATION TECHNOLOGY		1,596,626,443
MATERIALS - 3.4%
Chemicals - 0.2%
Formosa Plastics Corp.	2,795,157	5,625,772
Guangdong Huate Gas Co. Ltd. (A Shares) (a)	155,892	1,093,779
PhosAgro PJSC (a)(c)	88,909	5,629
PhosAgro PJSC:
GDR (Reg. S) (a)(c)	1	0
sponsored GDR (Reg. S) (a)(c)	1,718	35
Sabic Agriculture-Nutrients Co.	144,433	4,081,878
Solar Industries India Ltd.	203,584	22,857,600
		33,664,693
Construction Materials - 0.3%
Anhui Conch Cement Co. Ltd.:
(A Shares)	247,800	821,580
(H Shares)	332,000	821,911
CEMEX S.A.B. de CV sponsored ADR (a)	1,523,307	11,470,502
JK Cement Ltd.	397,400	18,438,071
Ultratech Cement Ltd.	171,879	20,420,278
		51,972,342
Metals & Mining - 2.9%
African Rainbow Minerals Ltd.	1,569,276	18,866,398
AngloGold Ashanti PLC (d)	814,858	19,711,415
Antofagasta PLC	1,425,600	40,438,166
Barrick Gold Corp. (d)	3,418,600	58,423,874
China Hongqiao Group Ltd.	2,510,500	4,156,467
Endeavour Mining PLC (d)	264,817	5,749,246
First Quantum Minerals Ltd.	617,970	7,939,143
Gerdau SA sponsored ADR ADR	11,916,820	41,232,197
Gold Fields Ltd. sponsored ADR	249,000	3,921,750
Grupo Mexico SA de CV Series B	10,856,705	67,111,733
Impala Platinum Holdings Ltd.	10,202,972	52,559,119
Ivanhoe Mines Ltd. (a)	581,791	8,400,636
Jindal Steel & Power Ltd.	409,600	5,045,923
Northam Platinum Holdings Ltd.	773,948	5,344,505
Southern Copper Corp. (d)	14,043	1,665,921
Tata Steel Ltd.	4,443,666	8,902,293
Teck Resources Ltd. Class B	149,236	7,767,734
Vale SA	287,114	3,455,713
Vale SA sponsored ADR	1,617,352	19,489,092
Zhaojin Mining Industry Co. Ltd. (H Shares)	567,000	1,001,241
Zijin Mining Group Co. Ltd. (H Shares)	20,662,900	43,886,244
		425,068,810
TOTAL MATERIALS		510,705,845
REAL ESTATE - 0.3%
Real Estate Management & Development - 0.3%
Ayala Land, Inc.	23,477,700	10,519,581
Corporacion Inmobiliaria Vesta S.A.B. de CV ADR	539,291	18,788,898
KE Holdings, Inc. ADR	911,242	15,463,777
		44,772,256
UTILITIES - 0.3%
Gas Utilities - 0.0%
ENN Energy Holdings Ltd.	623,000	5,755,289
Independent Power and Renewable Electricity Producers - 0.3%
NHPC Ltd.	9,281,537	11,927,280
NTPC Ltd.	6,600,209	28,390,717
		40,317,997
TOTAL UTILITIES		46,073,286
TOTAL COMMON STOCKS (Cost $5,856,988,190)		6,729,683,662

Nonconvertible Preferred Stocks - 0.0%
	Shares	Value ($)
FINANCIALS - 0.0%
Banks - 0.0%
Sberbank of Russia (a)(c)	2,462,434	15,693
Sberbank of Russia (Russia) (a)(c)	3,791,522	24,163
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $19,998,262)		39,856

Equity Funds - 48.6%
	Shares	Value ($)
Diversified Emerging Markets Funds - 48.6%
Fidelity Advisor China Region Fund Class Z (e)	3,428,857	122,101,614
Fidelity Advisor Emerging Markets Fund Class Z (e)	42,469,875	1,610,032,951
Fidelity SAI Emerging Markets Index Fund (e)	123,096,514	1,655,648,109
Fidelity SAI Emerging Markets Low Volatility Index Fund (e)	78,058,708	860,206,966
Fidelity SAI Emerging Markets Value Index Fund (e)	234,315,635	3,078,907,445

TOTAL EQUITY FUNDS (Cost $7,022,979,842)		7,326,897,085

U.S. Treasury Obligations - 0.1%
	Principal Amount (f)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.28% to 5.33% 6/13/24 to 8/29/24 (g) (Cost $22,450,456)	22,650,000	22,456,833

Money Market Funds - 6.8%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (h)	209,584,150	209,626,067
Fidelity Securities Lending Cash Central Fund 5.39% (h)(i)	76,490,578	76,498,227
Invesco Government & Agency Portfolio Institutional Class 5.23% (j)	733,461,428	733,461,428
TOTAL MONEY MARKET FUNDS (Cost $1,019,565,579)		1,019,585,722

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $13,941,982,329)	15,098,663,158
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(33,443,632)
NET ASSETS - 100.0%	15,065,219,526

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	14,736	Jun 2024	778,429,200	2,244,374	2,244,374

The notional amount of futures purchased as a percentage of Net Assets is 5.2%

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $334,378,651 or 2.2% of net assets.

(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)	Affiliated Fund
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $22,456,833.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	68,973,725	2,073,637,522	1,932,985,373	8,308,752	193	-	209,626,067	0.4%
Fidelity Securities Lending Cash Central Fund 5.39%	42,553,072	639,848,128	605,902,973	297,372	-	-	76,498,227	0.3%
Total	111,526,797	2,713,485,650	2,538,888,346	8,606,124	193	-	286,124,294

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor China Region Fund Class Z	-	108,625,163	-	625,163	-	13,476,451	122,101,614
Fidelity Advisor Emerging Markets Fund Class Z	942,934,200	512,088,195	-	13,588,195	-	155,010,556	1,610,032,951
Fidelity SAI Emerging Markets Index Fund	687,205,319	860,603,701	-	27,401,546	-	107,839,089	1,655,648,109
Fidelity SAI Emerging Markets Low Volatility Index Fund	645,450,043	290,883,114	131,000,000	21,883,105	(4,465,399)	59,339,208	860,206,966
Fidelity SAI Emerging Markets Value Index Fund	1,707,981,376	1,015,976,322	-	93,976,328	-	354,949,747	3,078,907,445
	3,983,570,938	2,788,176,495	131,000,000	157,474,337	(4,465,399)	690,615,051	7,326,897,085

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	631,512,921	144,663,827	480,934,254	5,914,840
Consumer Discretionary	1,151,653,994	558,620,957	593,033,037	-
Consumer Staples	289,620,358	227,619,265	62,001,093	-
Energy	277,273,202	194,395,029	74,117,427	8,760,746
Financials	1,505,514,469	801,942,502	703,477,802	94,165
Health Care	191,575,686	100,430,135	91,145,551	-
Industrials	484,395,058	253,132,223	231,262,835	-
Information Technology	1,596,626,443	109,924,925	1,486,701,518	-
Materials	510,705,845	362,211,261	148,488,920	5,664
Real Estate	44,772,256	44,772,256	-	-
Utilities	46,073,286	40,317,997	5,755,289	-

Equity Funds	7,326,897,085	7,326,897,085	-	-

Other Short-Term Investments	22,456,833	-	22,456,833	-

Money Market Funds	1,019,585,722	1,019,585,722	-	-
Total Investments in Securities:	15,098,663,158	11,184,513,184	3,899,374,559	14,775,415
Derivative Instruments: Assets
Futures Contracts	2,244,374	2,244,374	-	-
Total Assets	2,244,374	2,244,374	-	-
Total Derivative Instruments:	2,244,374	2,244,374	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	2,244,374	0
Total Equity Risk	2,244,374	0
Total Value of Derivatives	2,244,374	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Financial Statements
Statement of Assets and Liabilities
		May 31, 2024

Assets
Investment in securities, at value (including securities loaned of $71,814,758) - See accompanying schedule:
Unaffiliated issuers (cost $6,632,898,336)	$7,485,641,779
Fidelity Central Funds (cost $286,104,151)	286,124,294
Other affiliated issuers (cost $7,022,979,842)	7,326,897,085

Total Investment in Securities (cost $13,941,982,329)		$15,098,663,158
Foreign currency held at value (cost $4,706,195)		4,704,898
Receivable for investments sold		41,419,465
Receivable for fund shares sold		27,046,914
Dividends receivable		12,449,099
Interest receivable		2,758,568
Distributions receivable from Fidelity Central Funds		973,336
Prepaid expenses		26,684
Other receivables		554,725
Total assets		15,188,596,847
Liabilities
Payable for investments purchased	$8,383,720
Payable for fund shares redeemed	7,020,093
Accrued management fee	2,291,160
Payable for daily variation margin on futures contracts	8,017,038
Deferred taxes	19,522,022
Other payables and accrued expenses	1,646,117
Collateral on securities loaned	76,497,171
Total liabilities		123,377,321
Net Assets		$15,065,219,526
Net Assets consist of:
Paid in capital		$15,084,900,576
Total accumulated earnings (loss)		(19,681,050)
Net Assets		$15,065,219,526
Net Asset Value, offering price and redemption price per share ($15,065,219,526 ÷ 1,236,773,494 shares)		$12.18
Statement of Operations
		Year ended May 31, 2024
Investment Income
Dividends:
Unaffiliated issuers		$137,250,693
Affiliated issuers		157,474,337
Interest		28,189,842
Income from Fidelity Central Funds (including $297,372 from security lending)		8,606,124
Income before foreign taxes withheld		$331,520,996
Less foreign taxes withheld		(13,942,730)
Total income		317,578,266
Expenses
Management fee	$47,601,502
Custodian fees and expenses	998,921
Independent trustees' fees and expenses	60,808
Registration fees	902,191
Audit	89,848
Legal	12,605
Miscellaneous	112,528
Total expenses before reductions	49,778,403
Expense reductions	(27,620,008)
Total expenses after reductions		22,158,395
Net Investment income (loss)		295,419,871
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $14,751,196)	(226,024,170)
Fidelity Central Funds	193
Other affiliated issuers	(4,465,399)
Foreign currency transactions	(5,507,386)
Futures contracts	23,411,188
Total net realized gain (loss)		(212,585,574)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $10,700,025)	908,999,217
Affiliated issuers	690,615,051
Assets and liabilities in foreign currencies	309,417
Futures contracts	2,851,646
Total change in net unrealized appreciation (depreciation)		1,602,775,331
Net gain (loss)		1,390,189,757
Net increase (decrease) in net assets resulting from operations		$1,685,609,628
Statement of Changes in Net Assets

	Year ended May 31, 2024	Year ended May 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$295,419,871	$231,202,359
Net realized gain (loss)	(212,585,574)	(574,825,730)
Change in net unrealized appreciation (depreciation)	1,602,775,331	(189,475,375)
Net increase (decrease) in net assets resulting from operations	1,685,609,628	(533,098,746)
Distributions to shareholders	(287,946,627)	(196,585,510)

Share transactions
Proceeds from sales of shares	6,926,016,382	3,100,100,338
Reinvestment of distributions	267,873,293	190,308,274
Cost of shares redeemed	(1,906,066,597)	(3,177,214,790)

Net increase (decrease) in net assets resulting from share transactions	5,287,823,078	113,193,822
Total increase (decrease) in net assets	6,685,486,079	(616,490,434)

Net Assets
Beginning of period	8,379,733,447	8,996,223,881
End of period	$15,065,219,526	$8,379,733,447

Other Information
Shares
Sold	602,514,563	284,992,413
Issued in reinvestment of distributions	23,271,522	17,822,445
Redeemed	(164,253,174)	(289,241,557)
Net increase (decrease)	461,532,911	13,573,301

Financial Highlights
Strategic Advisers® Fidelity® Emerging Markets Fund

Years ended May 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$10.81	$11.81	$15.70	$10.32	$10.71
Income from Investment Operations
Net investment income (loss) A,B	.31	.29	.26	.15	.26 C
Net realized and unrealized gain (loss)	1.39	(1.03)	(3.50)	5.34	(.39)
Total from investment operations	1.70	(.74)	(3.24)	5.49	(.13)
Distributions from net investment income	(.33)	(.26)	(.24)	(.11)	(.26)
Distributions from net realized gain	-	-	(.40)	-	-
Total distributions	(.33)	(.26)	(.65) D	(.11)	(.26)
Net asset value, end of period	$12.18	$10.81	$11.81	$15.70	$10.32
Total Return E	15.88%	(6.28)%	(21.40)%	53.25%	(1.58)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.45%	.47%	.50%	.51%	.49%
Expenses net of fee waivers, if any	.20%	.22%	.25%	.25%	.24%
Expenses net of all reductions	.20%	.22%	.25%	.24%	.23%
Net investment income (loss)	2.69%	2.72%	1.89%	1.05%	2.35% C
Supplemental Data
Net assets, end of period (000 omitted)	$15,065,220	$8,379,733	$8,996,224	$7,503,942	$2,976,388
Portfolio turnover rate H	33%	43%	29%	47%	49%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.80%.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended May 31, 2024

1. Organization.
Strategic Advisers Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR). The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Fidelity Emerging Markets Fund	$3,486

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,755,788,954
Gross unrealized depreciation	(747,114,720)
Net unrealized appreciation (depreciation)	$1,008,674,234
Tax Cost	$14,089,988,924

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$69,142,554
Capital loss carryforward	$(1,077,881,246)
Net unrealized appreciation (depreciation) on securities and other investments	$1,008,579,664

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(645,412,334)
Long-term	(432,468,912)
Total capital loss carryforward	$(1,077,881,246)

The tax character of distributions paid was as follows:

	May 31, 2024	May 31, 2023
Ordinary Income	$287,946,627	$196,585,510

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and  in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Fidelity Emerging Markets Fund	8,102,690,100	3,449,809,455
5. Fees and Other Transactions with Affiliates.
Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.20% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .43% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) and FIL Investment Advisors each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Geode Capital Management, LLC (Geode) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Geode has not been allocated any portion of the Fund's assets. Geode in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Effective March 7, 2024, the Fund's sub-subadvisory agreement with FIL Investment Advisors (FIA) and FIL Investment Advisors (UK) Limited (FIA(UK)) was amended. Pursuant to the sub-subadvisory agreement, FIA may receive from the sub-subadviser investment research and advice on issuers outside the United States (non-discretionary services) and FIA may grant the sub-subadviser investment management authority and the authority to buy and sell securities if FIA believes it would be beneficial to the Fund (discretionary services). FIA, not the Fund, pays FIA(UK). For providing non-discretionary services, FIA pays FIA(UK) a fee equal to 110% of FIA(UK)'s costs incurred in connection with providing such services. For providing discretionary services, FIA pays FIA(UK) a fee equal to a percentage of the Fund's monthly average net assets managed by FIA(UK) on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIA(UK) on behalf of FIA pursuant to sub-advisory arrangements less any assets managed by FIA(UK) on behalf of FIA on which a reduction is applicable to the fee paid to FIA(UK) (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the following graduated fee rate schedule. FIA(UK)'s fee will not exceed 50% of the fee that FIA receives from Strategic Advisers for services provided on behalf of the Fund.

Average Group Assets	Annualized Fee Rate
from $0 - $500 million	.32%
$500 million - $1 billion	.27%
Over $1 billion	.24%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Strategic Advisers Fidelity Emerging Markets Fund	7,980

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Strategic Advisers Fidelity Emerging Markets Fund	34,669,845	26,723,911	(1,610,713)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers Fidelity Emerging Markets Fund	5,243

6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Strategic Advisers Fidelity Emerging Markets Fund	18,111
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Strategic Advisers Fidelity Emerging Markets Fund	32,100	-	-
9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2026. During the period, this waiver reduced the Fund's management fee by $27,397,173. Expense reductions also include certain voluntary fee discount arrangements, which are currently in effect for the Fund. During the period, these voluntary arrangements amounted to $210,739.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $12,096.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Fidelity Emerging Markets Fund
Fidelity China Region Fund	12%
Fidelity Emerging Markets Fund	18%
Fidelity SAI Emerging Markets Index Fund	30%
Fidelity SAI Emerging Markets Low Volatility Index Fund	25%
Fidelity SAI Emerging Markets Value Index Fund	68%

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Fidelity Emerging Markets Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Fidelity Emerging Markets Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of May 31, 2024, the related statement of operations for the year ended May 31, 2024, the statement of changes in net assets for each of the two years in the period ended May 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2024 and the financial highlights for each of the five years in the period ended May 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 15, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $9,046,300 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 22.95% and 49.65% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 10: Renumeration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of New and Amended Sub-Advisory Agreements and New Sub-Subadvisory Agreements
Strategic Advisers Fidelity Emerging Markets Fund
In March 2024, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve (i) a new sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), Fidelity Diversifying Solutions LLC (FDS or the New Sub-Adviser), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund (New Sub-Advisory Agreement), and (ii) new sub-subadvisory agreements between FDS and each of FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Japan) Limited (FMR Japan), and Fidelity Management & Research (Hong Kong) Limited (FMR H.K., and together with FMR UK and FMR Japan, the New Sub-Subadvisers) with respect to the fund (New Sub-Subadvisory Agreements and together with the New Sub-Advisory Agreements, the New Agreements). The Board also approved changes to the fee schedule in the existing sub-subadvisory agreement between FIA and FIA (UK) for the fund. The Board noted that FIA, and not the fund, compensates FIA (UK) under the terms of the existing sub-subadvisory agreement, and that the fund and Strategic Advisers are not responsible for any such fees or expenses. The Board also considered that the changes will not impact the fees paid under the existing sub-advisory agreement with FIA. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.
In considering whether to approve each New Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each New Agreement is in the best interests of the fund and its shareholders and does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. The Board's decision to approve each New Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.
Nature, Extent, and Quality of Services Provided. The Board considered the backgrounds of the investment personnel that will provide services to the fund, the fund's investment objective, strategies and related investment philosophy, the current sub-adviser line-up, and the structure of the investment personnel compensation programs and whether such structure provides appropriate incentives to act in the best interests of the fund.
The Board noted its familiarity with the nature, extent and quality of services provided by the New Sub-Adviser and the New Sub-Subadvisers to other Strategic Advisers funds with different investment mandates, and that many of the same support staff, including compliance personnel, that currently provide services to the other Strategic Advisers funds will also provide services to the fund. The Board also took into consideration additional information regarding the new investment mandates provided by Strategic Advisers and the New Sub-Adviser.
Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, use of technology, and approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in its deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources and compliance infrastructure, which are integral parts of the investment management process, and its investment in business continuity planning.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the New Sub-Advisory Agreement; and (ii) the resources to be devoted to the fund's compliance policies and procedures.
Investment Performance. With respect to the New Sub-Advisory Agreement, the Board considered the investment philosophy, investment process and portfolio characteristics for the investment mandate. Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the New Agreements should benefit the fund's shareholders.
Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of the fees to be paid by the fund to Strategic Advisers and by Strategic Advisers to the New Sub-Adviser. The Board also considered the projected change in the fund's management fee and total operating expenses, if any, as a result of hiring the New Sub-Adviser.
The Board noted that the New Agreements will not result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee. The Board noted that the approval of the New Sub-Advisory Agreement will not initially result in any changes to the fund's management fee or total net expenses because Strategic Advisers does not expect to allocate assets to FDS at this time. The Board considered the hypothetical impact on the fund's management fee rate if Strategic Advisers were to allocate assets to FDS in the future.
With respect to the New Sub-Subadvisory Agreements, the Board considered that FDS, and not the fund, will compensate the New Sub-Subadvisers under the terms of the New Sub-Subadvisory Agreements and that the fund and Strategic Advisers are not responsible for any such fees or expenses. The Board also considered that the New Sub-Subadvisory Agreements will not result impact the fees paid under the New FDS Sub-Advisory Agreement.
Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.
Costs of the Services and Profitability.  Because the New Agreements were negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers' portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the New Agreements.
Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of the New Agreements will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.
Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that the New Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the sub-adviser as assets allocated to the sub-adviser grow. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the New Sub-Subadvisory Agreements because the fund will not bear any additional management fees or expenses under each New Sub-Subadvisory Agreement.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that each New Agreement's fee structure bears a reasonable relationship to the services to be rendered and that each New Agreement is in the best interests of the fund and its shareholders and should be approved. In addition, the Board concluded that the approval of each New Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

1.9890707.105
STE-ANN-0724
Strategic Advisers® Fidelity® Core Income Fund
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
May 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Strategic Advisers® Fidelity® Core Income Fund
Schedule of Investments May 31, 2024
Showing Percentage of Net Assets
Nonconvertible Bonds - 14.5%
		Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.3%
Altice France SA 5.125% 7/15/29 (b)		1,000,000	670,657
AT&T, Inc.:
1.65% 2/1/28		2,253,000	1,991,013
2.25% 2/1/32		8,095,000	6,527,152
2.55% 12/1/33		18,825,000	14,850,239
2.75% 6/1/31		7,200,000	6,115,804
3.55% 9/15/55		11,426,000	7,672,177
3.65% 9/15/59		2,396,000	1,599,329
3.8% 12/1/57		49,962,000	34,783,003
4.3% 2/15/30		10,554,000	10,059,659
4.5% 5/15/35		2,388,000	2,182,597
4.75% 5/15/46		41,310,000	36,082,013
5.4% 2/15/34		5,000,000	4,961,705
Cogent Communications Group, Inc. 7% 6/15/27 (b)		1,010,000	1,005,267
Frontier Communications Holdings LLC 5.875% 10/15/27 (b)		435,000	423,584
Koninklijke KPN NV 3.875% 2/16/36 (Reg. S)	EUR	300,000	318,213
Level 3 Financing, Inc.:
3.875% 10/15/30 (b)		85,000	46,701
10.5% 5/15/30 (b)		154,000	152,379
11% 11/15/29 (b)		46,903	48,084
NTT Finance Corp.:
1.162% 4/3/26 (b)		2,595,000	2,408,264
1.591% 4/3/28 (b)		3,586,000	3,146,278
Sprint Capital Corp. 8.75% 3/15/32		2,165,000	2,587,809
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (b)		600,000	567,750
Verizon Communications, Inc.:
2.1% 3/22/28		2,703,000	2,421,607
2.355% 3/15/32		21,895,000	17,774,784
2.55% 3/21/31		3,016,000	2,542,848
2.987% 10/30/56		1,378,000	840,380
3% 11/20/60		5,215,000	3,123,743
3.15% 3/22/30		449,000	402,456
3.7% 3/22/61		7,473,000	5,272,061
3.75% 2/28/36	EUR	625,000	663,784
4.4% 11/1/34		8,120,000	7,487,166
4.5% 8/10/33		653,000	612,480
4.862% 8/21/46		5,000,000	4,565,761
Virgin Media Finance PLC 5% 7/15/30 (b)		1,336,000	1,111,001
			185,017,748
Entertainment - 0.0%
Roblox Corp. 3.875% 5/1/30 (b)		1,070,000	932,258
The Walt Disney Co. 6.65% 11/15/37		5,862,000	6,555,699
Universal Music Group NV 4% 6/13/31 (Reg. S)	EUR	600,000	658,343
			8,146,300
Media - 0.8%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (b)		940,000	845,922
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (b)		940,000	757,673
4.5% 8/15/30 (b)		8,220,000	6,830,047
4.5% 5/1/32		4,180,000	3,315,946
5% 2/1/28 (b)		4,201,000	3,878,817
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
2.3% 2/1/32		12,000,000	9,198,709
2.8% 4/1/31		25,100,000	20,480,181
3.7% 4/1/51		24,646,000	15,085,766
3.85% 4/1/61		14,293,000	8,415,929
3.9% 6/1/52		40,000,000	25,103,566
4.2% 3/15/28		1,724,000	1,621,552
4.8% 3/1/50		29,000,000	21,384,542
4.908% 7/23/25		384,000	380,081
5.05% 3/30/29		4,840,000	4,637,654
5.25% 4/1/53		16,283,000	12,840,032
5.375% 5/1/47		49,708,000	39,958,569
5.5% 4/1/63		2,304,000	1,801,688
5.75% 4/1/48		18,275,000	15,383,876
6.1% 6/1/29		21,552,000	21,575,548
6.15% 11/10/26		7,200,000	7,256,233
6.55% 6/1/34		12,270,000	12,294,980
6.834% 10/23/55		10,000,000	9,492,903
Comcast Corp.:
2.937% 11/1/56		1,612,000	968,797
2.987% 11/1/63		6,248,000	3,647,613
3.75% 4/1/40		1,000,000	810,519
3.95% 10/15/25		1,057,000	1,037,986
3.999% 11/1/49		26,352,000	20,448,431
CSC Holdings LLC 6.5% 2/1/29 (b)		805,000	544,681
Discovery Communications LLC:
3.625% 5/15/30		6,977,000	6,139,322
3.95% 3/20/28		8,095,000	7,584,422
4.65% 5/15/50		12,055,000	8,938,841
Fox Corp.:
5.476% 1/25/39		2,264,000	2,142,268
5.576% 1/25/49		1,502,000	1,373,050
Gray Television, Inc. 4.75% 10/15/30 (b)		445,000	253,155
Lamar Media Corp. 3.625% 1/15/31		815,000	705,195
Nexstar Media, Inc. 5.625% 7/15/27 (b)		1,940,000	1,831,133
Scripps Escrow II, Inc. 3.875% 1/15/29 (b)		425,000	272,911
Sirius XM Radio, Inc.:
4.125% 7/1/30 (b)		10,000,000	8,381,494
5% 8/1/27 (b)		1,705,000	1,619,200
5.5% 7/1/29 (b)		5,890,000	5,470,426
TEGNA, Inc.:
4.625% 3/15/28		1,615,000	1,462,803
5% 9/15/29		115,000	101,061
Time Warner Cable LLC:
4.5% 9/15/42		886,000	651,417
5.5% 9/1/41		13,379,000	11,189,718
5.875% 11/15/40		12,748,000	11,054,021
6.55% 5/1/37		7,048,000	6,684,142
6.75% 6/15/39		5,390,000	5,236,378
7.3% 7/1/38		8,091,000	8,208,422
Univision Communications, Inc. 8% 8/15/28 (b)		650,000	640,194
Virgin Media Secured Finance PLC 5.5% 5/15/29 (b)		415,000	375,739
Warnermedia Holdings, Inc.:
3.755% 3/15/27		17,094,000	16,210,432
4.054% 3/15/29		6,665,000	6,137,110
4.279% 3/15/32		52,515,000	45,961,533
4.693% 5/17/33 (Reg. S)	EUR	1,100,000	1,186,799
5.05% 3/15/42		9,304,000	7,689,138
5.141% 3/15/52		84,276,000	66,528,220
5.391% 3/15/62		3,419,000	2,688,784
Ziggo Bond Co. BV 5.125% 2/28/30 (b)		745,000	636,302
Ziggo BV 4.875% 1/15/30 (b)		265,000	236,191
			507,588,062
Wireless Telecommunication Services - 0.1%
C&W Senior Finance Ltd. 6.875% 9/15/27 (b)		2,046,000	1,950,779
Millicom International Cellular SA:
4.5% 4/27/31 (b)		6,146,000	5,255,598
5.125% 1/15/28 (b)		1,170,000	1,109,979
Rogers Communications, Inc.:
3.2% 3/15/27		2,876,000	2,722,797
3.8% 3/15/32		7,438,000	6,601,578
4.55% 3/15/52		9,856,000	8,027,706
T-Mobile U.S.A., Inc.:
2.4% 3/15/29		3,185,000	2,805,732
2.625% 4/15/26		2,931,000	2,778,938
2.7% 3/15/32		13,401,000	11,142,147
2.875% 2/15/31		1,445,000	1,240,162
3.5% 4/15/25		1,448,000	1,420,764
3.75% 4/15/27		10,840,000	10,395,731
3.875% 4/15/30		22,877,000	21,263,124
5.65% 1/15/53		2,491,000	2,450,927
VMED O2 UK Financing I PLC 4.25% 1/31/31 (b)		2,955,000	2,432,518
Vodafone Group PLC:
3.25% 6/4/81 (c)		1,806,000	1,690,327
4.875% 10/3/78 (Reg. S) (c)	GBP	1,100,000	1,376,445
6.25% 10/3/78 (Reg. S) (c)		1,068,000	1,064,614
			85,729,866
TOTAL COMMUNICATION SERVICES			786,481,976
CONSUMER DISCRETIONARY - 0.9%
Automobile Components - 0.0%
Clarios Global LP / Clarios U.S. Finance Co. 6.75% 5/15/28 (b)		460,000	464,836
Dana, Inc. 4.5% 2/15/32		475,000	402,818
Macquarie AirFinance Holdings:
6.4% 3/26/29 (b)		140,000	141,472
8.125% 3/30/29 (b)		635,000	668,635
8.375% 5/1/28 (b)		310,000	325,981
Phinia, Inc. 6.75% 4/15/29 (b)		330,000	332,409
Robert Bosch GmbH 4.375% 6/2/43 (Reg. S)	EUR	500,000	547,945
Schaeffler AG 4.75% 8/14/29 (Reg. S)	EUR	1,000,000	1,092,862
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	1,400,000	1,410,469
ZF North America Capital, Inc. 6.875% 4/14/28 (b)		630,000	640,992
			6,028,419
Automobiles - 0.2%
Ford Motor Co.:
3.25% 2/12/32		7,505,000	6,168,491
5.291% 12/8/46		925,000	804,249
General Motors Co.:
5% 4/1/35		1,419,000	1,323,263
5.2% 4/1/45		1,619,000	1,423,995
5.4% 4/1/48		654,000	583,448
5.6% 10/15/32		3,114,000	3,096,563
5.95% 4/1/49		3,089,000	2,975,360
6.125% 10/1/25		1,724,000	1,732,406
General Motors Financial Co., Inc.:
1.25% 1/8/26		5,114,000	4,778,487
2.35% 2/26/27		1,414,000	1,302,698
3.1% 1/12/32		7,510,000	6,288,882
4.3% 4/6/29		6,975,000	6,592,524
4.35% 4/9/25		2,069,000	2,045,052
5.4% 4/6/26		7,700,000	7,674,479
5.4% 5/8/27		12,300,000	12,279,345
5.55% 7/15/29		8,500,000	8,462,201
5.85% 4/6/30		10,453,000	10,541,580
6% 1/9/28		1,900,000	1,930,174
6.4% 1/9/33		5,000,000	5,175,217
Stellantis Finance U.S., Inc.:
1.711% 1/29/27 (b)		3,733,000	3,399,119
2.691% 9/15/31 (b)		6,943,000	5,776,136
Thor Industries, Inc. 4% 10/15/29 (b)		555,000	483,939
Volkswagen Group of America Finance LLC:
1.25% 11/24/25 (b)		4,238,000	3,979,890
1.625% 11/24/27 (b)		7,473,000	6,581,232
4.35% 6/8/27 (b)		3,394,000	3,294,965
4.75% 11/13/28 (b)		5,027,000	4,905,554
5.7% 9/12/26 (b)		8,400,000	8,421,706
			122,020,955
Broadline Retail - 0.0%
Alibaba Group Holding Ltd.:
2.125% 2/9/31		2,350,000	1,935,225
2.7% 2/9/41		12,255,000	8,318,939
John Lewis PLC 6.125% 1/21/25	GBP	2,887,000	3,676,008
Kohl's Corp. 4.25% 7/17/25		35,000	34,107
Marks & Spencer PLC 4.5% 7/10/27 (Reg. S)	GBP	1,800,000	2,202,069
Match Group Holdings II LLC:
3.625% 10/1/31 (b)		810,000	674,647
4.125% 8/1/30 (b)		170,000	147,792
Nordstrom, Inc.:
4.25% 8/1/31		10,000,000	8,830,750
4.375% 4/1/30		1,935,000	1,759,383
			27,578,920
Distributors - 0.0%
Genuine Parts Co. 2.75% 2/1/32		3,756,000	3,108,335
Diversified Consumer Services - 0.0%
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC 7.125% 7/31/26 (b)		1,265,000	1,258,776
Massachusetts Institute of Technology 3.885% 7/1/2116		4,116,000	2,972,222
Service Corp. International 5.125% 6/1/29		1,570,000	1,508,901
Sotheby's 7.375% 10/15/27 (b)		430,000	374,292
Trane Technologies Global Holding Co. Ltd. 5.75% 6/15/43		223,000	225,874
			6,340,065
Hotels, Restaurants & Leisure - 0.0%
Aramark Services, Inc. 5% 2/1/28 (b)		5,130,000	4,904,798
Caesars Entertainment, Inc. 6.5% 2/15/32 (b)		1,230,000	1,216,288
Carnival Corp. 7.625% 3/1/26 (b)		915,000	919,961
Churchill Downs, Inc. 6.75% 5/1/31 (b)		810,000	805,893
Garden SpinCo Corp. 8.625% 7/20/30 (b)		110,000	117,525
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (b)		660,000	559,742
3.75% 5/1/29 (b)		1,300,000	1,178,005
4% 5/1/31 (b)		2,935,000	2,593,710
5.875% 4/1/29 (b)		1,300,000	1,288,801
Hilton Grand Vacations Borrower Escrow LLC 6.625% 1/15/32 (b)		850,000	845,607
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27		164,000	159,691
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	875,000	1,031,232
Melco Resorts Finance Ltd. 4.875% 6/6/25 (b)		1,200,000	1,176,754
MGM Resorts International 5.75% 6/15/25		1,320,000	1,316,527
NCL Corp. Ltd.:
5.875% 2/15/27 (b)		765,000	754,005
8.375% 2/1/28 (b)		255,000	266,147
Royal Caribbean Cruises Ltd.:
5.375% 7/15/27 (b)		245,000	240,047
5.5% 4/1/28 (b)		1,555,000	1,519,101
6.25% 3/15/32 (b)		430,000	428,040
7.25% 1/15/30 (b)		230,000	237,591
Station Casinos LLC 6.625% 3/15/32 (b)		645,000	633,186
Whitbread PLC 2.375% 5/31/27 (Reg. S)	GBP	1,260,000	1,455,789
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (b)		490,000	454,556
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.125% 2/15/31 (b)		630,000	646,875
Yum! Brands, Inc.:
3.625% 3/15/31		5,083,000	4,426,798
5.35% 11/1/43		125,000	117,516
			29,294,185
Household Durables - 0.1%
Century Communities, Inc. 3.875% 8/15/29 (b)		525,000	465,971
Lennar Corp. 5% 6/15/27		12,243,000	12,151,490
LGI Homes, Inc. 8.75% 12/15/28 (b)		405,000	420,506
Newell Brands, Inc.:
6.625% 9/15/29		1,995,000	1,951,706
6.875% 4/1/36 (d)		270,000	239,739
Tempur Sealy International, Inc.:
3.875% 10/15/31 (b)		880,000	739,265
4% 4/15/29 (b)		590,000	529,068
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	1,820,000	1,767,482
Toll Brothers Finance Corp.:
4.35% 2/15/28		14,431,000	13,861,849
4.875% 11/15/25		1,517,000	1,499,516
4.875% 3/15/27		739,000	726,377
TopBuild Corp. 4.125% 2/15/32 (b)		930,000	811,414
			35,164,383
Leisure Products - 0.1%
Amer Sports Co. 6.75% 2/16/31 (b)		435,000	433,384
Brunswick Corp. 5.85% 3/18/29		34,500,000	34,446,368
Mattel, Inc.:
3.75% 4/1/29 (b)		680,000	622,777
6.2% 10/1/40		475,000	457,191
			35,959,720
Specialty Retail - 0.3%
Advance Auto Parts, Inc.:
1.75% 10/1/27		3,120,000	2,694,028
5.95% 3/9/28		5,301,000	5,256,820
Asbury Automotive Group, Inc.:
4.625% 11/15/29 (b)		175,000	161,003
5% 2/15/32 (b)		390,000	349,113
AutoNation, Inc.:
1.95% 8/1/28		7,691,000	6,636,228
2.4% 8/1/31		26,621,000	21,344,431
3.85% 3/1/32		3,363,000	2,960,960
4.75% 6/1/30		1,650,000	1,570,464
AutoZone, Inc.:
3.625% 4/15/25		187,000	183,825
4% 4/15/30		24,845,000	23,286,957
6.25% 11/1/28		12,000,000	12,457,686
Bath & Body Works, Inc.:
6.625% 10/1/30 (b)		2,220,000	2,222,997
6.875% 11/1/35		1,385,000	1,396,847
Foot Locker, Inc. 4% 10/1/29 (b)		145,000	120,106
Gap, Inc. 3.875% 10/1/31 (b)		475,000	394,303
Hudson Automotive Group 8% 5/15/32 (b)		265,000	273,106
LCM Investments Holdings:
4.875% 5/1/29 (b)		120,000	111,501
8.25% 8/1/31 (b)		360,000	373,516
Lowe's Companies, Inc.:
1.7% 9/15/28		1,724,000	1,499,154
3% 10/15/50		7,286,000	4,545,238
3.75% 4/1/32		36,608,000	33,108,080
4.25% 4/1/52		14,990,000	11,775,822
4.45% 4/1/62		36,330,000	28,194,998
4.5% 4/15/30		2,414,000	2,334,457
5.15% 7/1/33		15,000,000	14,873,750
5.625% 4/15/53		12,017,000	11,627,427
O'Reilly Automotive, Inc.:
3.9% 6/1/29		3,724,000	3,512,960
4.2% 4/1/30		193,000	182,865
The Home Depot, Inc.:
2.5% 4/15/27		123,000	115,104
5.95% 4/1/41		527,000	556,112
Triton Container International Ltd. 1.15% 6/7/24 (b)		3,394,000	3,389,503
Wand NewCo 3, Inc. 7.625% 1/30/32 (b)		545,000	558,461
			198,067,822
Textiles, Apparel & Luxury Goods - 0.2%
Crocs, Inc. 4.125% 8/15/31 (b)		485,000	421,799
Hanesbrands, Inc. 4.875% 5/15/26 (b)		1,015,000	984,643
Kontoor Brands, Inc. 4.125% 11/15/29 (b)		95,000	85,263
Levi Strauss & Co. 3.5% 3/1/31 (b)		555,000	479,714
Tapestry, Inc.:
3.05% 3/15/32		52,782,000	42,438,560
7% 11/27/26		12,776,000	13,117,624
7.05% 11/27/25		4,737,000	4,815,363
7.35% 11/27/28		12,646,000	13,095,411
7.7% 11/27/30		21,792,000	22,769,368
7.85% 11/27/33		15,692,000	16,541,409
The William Carter Co. 5.625% 3/15/27 (b)		746,000	732,588
Wolverine World Wide, Inc. 4% 8/15/29 (b)		630,000	524,677
			116,006,419
TOTAL CONSUMER DISCRETIONARY			579,569,223
CONSUMER STAPLES - 0.3%
Beverages - 0.0%
Anheuser-Busch InBev Worldwide, Inc. 5.8% 1/23/59 (Reg. S)		14,304,000	14,824,631
Constellation Brands, Inc. 2.875% 5/1/30		5,370,000	4,694,541
Molson Coors Beverage Co. 3% 7/15/26		1,552,000	1,478,482
			20,997,654
Consumer Staples Distribution & Retail - 0.1%
7-Eleven, Inc. 0.95% 2/10/26 (b)		797,000	739,160
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (b)		2,290,000	2,042,469
4.625% 1/15/27 (b)		925,000	891,538
6.5% 2/15/28 (b)		2,910,000	2,931,063
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (b)		6,932,000	6,167,477
C&S Group Enterprises LLC 5% 12/15/28 (b)		800,000	591,180
Dollar General Corp.:
3.5% 4/3/30		6,956,000	6,318,045
4.625% 11/1/27		2,000,000	1,955,663
Dollar Tree, Inc.:
2.65% 12/1/31		7,473,000	6,164,344
4% 5/15/25		4,207,000	4,146,845
4.2% 5/15/28		3,971,000	3,806,118
KeHE Distributor / Nextwave 9% 2/15/29 (b)		635,000	643,208
REWE International Finance 4.875% 9/13/30 (Reg. S)	EUR	300,000	336,717
Tesco Corporate Treasury Services PLC 2.75% 4/27/30 (Reg. S)	GBP	1,140,000	1,279,888
U.S. Foods, Inc.:
4.625% 6/1/30 (b)		130,000	119,376
7.25% 1/15/32 (b)		560,000	577,953
			38,711,044
Food Products - 0.1%
Chobani LLC/Finance Corp., Inc. 7.625% 7/1/29 (b)		490,000	499,170
Darling Ingredients, Inc.:
5.25% 4/15/27 (b)		1,115,000	1,084,972
6% 6/15/30 (b)		160,000	156,400
Fiesta Purchaser, Inc. 7.875% 3/1/31 (b)		395,000	405,855
JDE Peet's BV:
1.375% 1/15/27 (b)		3,516,000	3,176,818
2.25% 9/24/31 (b)		3,962,000	3,138,196
Kraft Heinz Foods Co.:
4.875% 10/1/49		10,000,000	8,738,382
7.125% 8/1/39 (b)		9,489,000	10,734,476
Lamb Weston Holdings, Inc.:
4.375% 1/31/32 (b)		855,000	755,082
4.875% 5/15/28 (b)		1,825,000	1,763,146
Pilgrim's Pride Corp. 4.25% 4/15/31		1,190,000	1,071,146
Post Holdings, Inc.:
4.625% 4/15/30 (b)		1,455,000	1,321,231
6.25% 2/15/32 (b)		515,000	511,946
Smithfield Foods, Inc. 3% 10/15/30 (b)		1,317,000	1,112,843
TreeHouse Foods, Inc. 4% 9/1/28		640,000	569,920
Viterra Finance BV 4.9% 4/21/27 (b)		8,282,000	8,135,430
			43,175,013
Household Products - 0.0%
Reckitt Benckiser Treasury Services PLC 3.875% 9/14/33 (Reg. S)	EUR	790,000	852,066
Personal Care Products - 0.0%
BellRing Brands, Inc. 7% 3/15/30 (b)		470,000	480,198
HFC Prestige Products, Inc./HFC Prestige International U.S. LLC 6.625% 7/15/30 (b)		870,000	876,180
Prestige Brands, Inc. 3.75% 4/1/31 (b)		540,000	463,024
			1,819,402
Tobacco - 0.1%
Altria Group, Inc.:
2.35% 5/6/25		346,000	335,694
2.45% 2/4/32		3,659,000	2,940,792
4.8% 2/14/29		2,374,000	2,328,082
BAT Capital Corp.:
2.125% 8/15/25	GBP	221,000	270,193
2.259% 3/25/28		7,192,000	6,415,910
2.726% 3/25/31		9,590,000	8,060,243
3.222% 8/15/24		2,997,000	2,981,117
3.557% 8/15/27		1,312,000	1,242,936
4.7% 4/2/27		3,434,000	3,374,352
5.834% 2/20/31		10,100,000	10,230,066
6.421% 8/2/33		8,000,000	8,353,430
7.75% 10/19/32		5,978,000	6,749,406
BAT International Finance PLC:
1.668% 3/25/26		4,276,000	3,993,162
4.125% 4/12/32 (Reg. S)	EUR	1,500,000	1,587,016
4.448% 3/16/28		4,764,000	4,601,237
5.931% 2/2/29		6,000,000	6,128,311
Imperial Tobacco Finance PLC:
3.125% 7/26/24 (b)		2,862,000	2,850,439
3.5% 7/26/26 (b)		4,835,000	4,622,953
4.25% 7/21/25 (b)		2,935,000	2,884,132
6.125% 7/27/27 (b)		1,197,000	1,214,763
Philip Morris International, Inc.:
4.375% 11/15/41		1,174,000	988,352
5.125% 2/15/30		11,162,000	11,075,464
5.125% 2/13/31		5,200,000	5,117,712
5.75% 11/17/32		5,790,000	5,909,222
Reynolds American, Inc. 5.7% 8/15/35		171,000	167,700
			104,422,684
TOTAL CONSUMER STAPLES			209,977,863
ENERGY - 1.3%
Energy Equipment & Services - 0.0%
Baker Hughes Co. 2.061% 12/15/26		656,000	606,225
Jonah Energy Parent LLC 12% 11/5/25 (e)(f)		105,530	113,319
Kodiak Gas Services LLC 7.25% 2/15/29 (b)		640,000	649,717
Seadrill Finance Ltd. 8.375% 8/1/30 (b)		1,275,000	1,338,295
Technip Energies NV 1.125% 5/28/28	EUR	275,000	267,996
Transocean, Inc. 8.25% 5/15/29 (b)		860,000	860,203
Valaris Ltd. 8.375% 4/30/30 (b)		805,000	832,048
			4,667,803
Oil, Gas & Consumable Fuels - 1.3%
Apache Corp.:
5.1% 9/1/40		330,000	283,697
5.25% 2/1/42		1,095,000	939,582
5.35% 7/1/49		80,000	67,824
Baytex Energy Corp. 7.375% 3/15/32 (b)		560,000	566,480
California Resources Corp. 8.25% 6/15/29 (b)(g)		1,310,000	1,312,027
Canadian Natural Resources Ltd.:
2.95% 7/15/30		8,571,000	7,474,673
3.9% 2/1/25		1,172,000	1,157,716
5.85% 2/1/35		296,000	294,197
6.25% 3/15/38		2,434,000	2,502,463
Cenovus Energy, Inc.:
2.65% 1/15/32		768,000	631,963
3.75% 2/15/52		2,379,000	1,690,837
4.25% 4/15/27		5,693,000	5,531,242
5.25% 6/15/37		657,000	618,957
5.4% 6/15/47		1,485,000	1,370,988
6.75% 11/15/39		3,025,000	3,242,772
Cheniere Energy Partners LP 3.25% 1/31/32		1,695,000	1,436,572
CNX Midstream Partners LP 4.75% 4/15/30 (b)		115,000	103,430
Columbia Pipelines Holding Co. LLC 6.042% 8/15/28 (b)		11,500,000	11,708,944
Columbia Pipelines Operating Co. LLC:
5.927% 8/15/30 (b)		4,337,000	4,400,786
6.036% 11/15/33 (b)		11,691,000	11,916,554
6.497% 8/15/43 (b)		10,495,000	10,943,894
6.544% 11/15/53 (b)		6,291,000	6,665,659
6.714% 8/15/63 (b)		3,766,000	3,998,842
Continental Resources, Inc. 5.75% 1/15/31 (b)		1,445,000	1,423,677
CVR Energy, Inc.:
5.75% 2/15/28 (b)		105,000	96,908
8.5% 1/15/29 (b)		835,000	838,570
DCP Midstream Operating LP:
5.125% 5/15/29		6,831,000	6,724,729
5.375% 7/15/25		1,661,000	1,653,381
5.6% 4/1/44		2,939,000	2,828,400
5.625% 7/15/27		2,420,000	2,442,738
6.45% 11/3/36 (b)		410,000	425,644
6.75% 9/15/37 (b)		1,198,000	1,276,164
8.125% 8/16/30		15,000	16,942
Delek Logistics Partners LP/Delek Logistics Finance Corp. 8.625% 3/15/29 (b)		860,000	879,381
Eastern Gas Transmission & Storage, Inc.:
3% 11/15/29		6,572,000	5,838,823
3.9% 11/15/49		4,359,000	3,085,189
EG Global Finance PLC 12% 11/30/28 (b)		1,280,000	1,325,734
Enbridge, Inc.:
4.25% 12/1/26		1,500,000	1,460,240
5.25% 4/5/27		7,800,000	7,783,247
5.7% 3/8/33		8,000,000	8,027,768
6% 11/15/28		6,027,000	6,186,227
6.7% 11/15/53		2,200,000	2,409,363
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (b)		685,000	691,618
Energy Transfer LP:
2.9% 5/15/25		2,069,000	2,014,340
3.75% 5/15/30		40,278,000	36,842,418
4% 10/1/27		2,525,000	2,417,191
4.95% 6/15/28		8,476,000	8,339,026
5% 5/15/50		42,639,000	36,195,335
5.25% 4/15/29		2,564,000	2,549,153
5.4% 10/1/47		3,324,000	2,984,734
5.625% 5/1/27 (b)		3,053,000	3,043,553
5.75% 4/1/25		2,038,000	2,036,724
5.75% 2/15/33		7,491,000	7,489,875
5.8% 6/15/38		2,595,000	2,517,181
6% 6/15/48		2,491,000	2,407,769
6.125% 12/15/45		650,000	640,961
6.25% 4/15/49		6,761,000	6,733,638
7.375% 2/1/31 (b)		275,000	285,496
EnLink Midstream LLC 5.625% 1/15/28 (b)		105,000	103,732
EnLink Midstream Partners LP:
5.05% 4/1/45		840,000	686,346
5.45% 6/1/47		290,000	251,797
5.6% 4/1/44		490,000	430,170
EQM Midstream Partners LP:
4.75% 1/15/31 (b)		1,050,000	964,204
5.5% 7/15/28		1,440,000	1,412,005
6.5% 7/1/27 (b)		465,000	468,900
6.5% 7/15/48		265,000	265,144
7.5% 6/1/27 (b)		515,000	526,169
EQT Corp.:
3.9% 10/1/27		1,690,000	1,608,483
5.7% 4/1/28		2,186,000	2,195,120
5.75% 2/1/34		21,624,000	21,393,317
Equinor ASA 1.75% 1/22/26		380,000	359,781
Florida Gas Transmission Co. LLC 4.35% 7/15/25 (b)		2,808,000	2,763,069
Genesis Energy LP/Genesis Energy Finance Corp. 7.875% 5/15/32		215,000	215,458
Global Partners LP/GLP Finance Corp. 7% 8/1/27		3,910,000	3,923,642
Harvest Midstream I LP 7.5% 5/15/32 (b)		815,000	826,053
Hess Corp.:
4.3% 4/1/27		15,123,000	14,720,800
5.6% 2/15/41		72,976,000	72,801,336
5.8% 4/1/47		11,931,000	11,961,073
7.125% 3/15/33		1,403,000	1,575,114
7.3% 8/15/31		3,686,000	4,113,844
7.875% 10/1/29		8,241,000	9,200,194
Hess Midstream Operations LP:
5.125% 6/15/28 (b)		2,280,000	2,196,421
5.5% 10/15/30 (b)		115,000	110,374
5.625% 2/15/26 (b)		4,262,000	4,235,112
Hilcorp Energy I LP/Hilcorp Finance Co.:
6% 4/15/30 (b)		1,020,000	984,297
6.25% 11/1/28 (b)		185,000	182,640
Kinder Morgan, Inc. 3.6% 2/15/51		26,000,000	17,799,867
Kinetik Holdings LP:
5.875% 6/15/30 (b)		445,000	433,647
6.625% 12/15/28 (b)		820,000	828,651
Matador Resources Co. 6.5% 4/15/32 (b)		730,000	728,577
MPLX LP:
1.75% 3/1/26		1,690,000	1,582,309
2.65% 8/15/30		7,473,000	6,383,178
4% 2/15/25		172,000	169,832
4% 3/15/28		3,724,000	3,553,868
4.8% 2/15/29		1,376,000	1,347,057
4.95% 9/1/32		16,311,000	15,523,671
5% 3/1/33		12,000,000	11,402,280
5.5% 2/15/49		4,129,000	3,821,145
5.65% 3/1/53		8,756,000	8,268,576
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (b)		110,000	95,450
New Fortress Energy, Inc.:
6.5% 9/30/26 (b)		3,930,000	3,699,096
6.75% 9/15/25 (b)		662,000	654,169
8.75% 3/15/29 (b)		1,280,000	1,228,621
Occidental Petroleum Corp.:
2.9% 8/15/24		2,843,000	2,825,545
3.5% 8/15/29		465,000	419,284
5.55% 3/15/26		1,295,000	1,293,356
6.125% 1/1/31		30,000,000	30,649,200
6.45% 9/15/36		4,300,000	4,479,050
6.6% 3/15/46		4,886,000	5,111,396
7.5% 5/1/31		7,400,000	8,143,882
7.875% 9/15/31		100,000	112,027
ONEOK, Inc. 3.25% 6/1/30		6,352,000	5,679,184
Ovintiv, Inc.:
5.15% 11/15/41		4,009,000	3,478,279
7.375% 11/1/31		648,000	705,661
8.125% 9/15/30		8,544,000	9,609,261
PBF Holding Co. LLC/PBF Finance Corp. 7.875% 9/15/30 (b)		870,000	893,689
Permian Resources Operating LLC:
5.875% 7/1/29 (b)		445,000	434,431
7% 1/15/32 (b)		1,100,000	1,123,771
Petroleos Mexicanos:
4.5% 1/23/26		4,359,000	4,124,399
5.95% 1/28/31		17,450,000	14,124,903
6.35% 2/12/48		1,560,000	1,006,122
6.49% 1/23/27		4,247,000	4,040,596
6.5% 3/13/27		9,594,000	9,050,980
6.7% 2/16/32		17,110,000	14,370,689
6.75% 9/21/47		22,490,000	14,989,810
6.84% 1/23/30		3,719,000	3,288,675
6.95% 1/28/60		32,166,000	21,435,422
7.69% 1/23/50		100,606,000	73,029,895
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29		6,968,000	6,331,506
3.8% 9/15/30		1,055,000	959,842
Rockies Express Pipeline LLC:
4.8% 5/15/30 (b)		1,335,000	1,219,455
4.95% 7/15/29 (b)		276,000	255,643
6.875% 4/15/40 (b)		105,000	99,783
Sabine Pass Liquefaction LLC 4.5% 5/15/30		14,626,000	13,970,022
Sitio Royalties OP / Sitio Finance Corp. 7.875% 11/1/28 (b)		783,000	812,381
Southeast Supply Header LLC 4.25% 6/15/24 (b)		1,472,000	1,465,058
Southwestern Energy Co. 5.375% 2/1/29		1,940,000	1,865,733
Spectra Energy Partners LP 4.5% 3/15/45		543,000	444,941
Suncor Energy, Inc. 6.5% 6/15/38		2,128,000	2,229,039
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29		635,000	582,704
5.875% 3/15/28		1,335,000	1,313,286
6% 4/15/27		1,005,000	996,190
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (b)		125,000	119,227
6% 12/31/30 (b)		1,355,000	1,277,008
6% 9/1/31 (b)		270,000	252,887
Talos Production, Inc. 9% 2/1/29 (b)		185,000	194,079
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.5% 3/1/30		135,000	133,120
The Williams Companies, Inc.:
2.6% 3/15/31		7,660,000	6,439,661
3.5% 11/15/30		18,113,000	16,307,531
4.55% 6/24/24		878,000	877,205
4.65% 8/15/32		22,370,000	21,198,025
5.1% 9/15/45		9,765,000	8,861,273
5.3% 8/15/52		5,092,000	4,698,939
5.4% 3/2/26		6,100,000	6,088,776
5.75% 6/24/44		2,747,000	2,692,765
TransCanada PipeLines Ltd. 4.25% 5/15/28		6,103,000	5,873,646
Transcontinental Gas Pipe Line Co. LLC 3.25% 5/15/30		279,000	249,668
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (b)		1,140,000	1,026,690
3.875% 11/1/33 (b)		675,000	566,208
4.125% 8/15/31 (b)		325,000	287,030
6.25% 1/15/30 (b)		380,000	380,914
Venture Global LNG, Inc. 8.125% 6/1/28 (b)		505,000	516,107
Western Midstream Operating LP:
4.05% 2/1/30		20,164,000	18,664,470
4.65% 7/1/26		2,444,000	2,388,239
4.75% 8/15/28		1,236,000	1,202,573
5.3% 3/1/48		1,145,000	984,101
6.15% 4/1/33		4,400,000	4,465,190
6.35% 1/15/29		11,247,000	11,563,164
			873,040,411
TOTAL ENERGY			877,708,214
FINANCIALS - 6.6%
Banks - 3.3%
ABN AMRO Bank NV 3.875% 1/15/32 (Reg. S)	EUR	1,100,000	1,188,938
AIB Group PLC:
2.25% 4/4/28 (Reg. S) (c)	EUR	3,400,000	3,518,074
4.625% 7/23/29 (Reg. S) (c)	EUR	200,000	222,259
5.25% 10/23/31 (Reg. S) (c)	EUR	630,000	727,041
5.871% 3/28/35 (b)(c)		5,000,000	4,964,923
6.608% 9/13/29 (b)(c)		10,500,000	10,795,726
7.583% 10/14/26 (b)(c)		6,258,000	6,395,222
Banco Bilbao Vizcaya Argentaria SA 6.033% 3/13/35 (c)		1,400,000	1,399,593
Banco Santander SA 2.749% 12/3/30		10,800,000	9,006,103
Bank of America Corp.:
1.197% 10/24/26 (c)		6,035,000	5,675,924
1.319% 6/19/26 (c)		1,966,000	1,877,596
1.734% 7/22/27 (c)		25,000,000	23,086,127
1.898% 7/23/31 (c)		6,975,000	5,695,442
2.299% 7/21/32 (c)		50,000,000	40,690,133
2.496% 2/13/31 (c)		6,724,000	5,768,038
2.592% 4/29/31 (c)		7,784,000	6,676,657
2.972% 2/4/33 (c)		38,682,000	32,600,205
3.194% 7/23/30 (c)		10,561,000	9,525,262
3.384% 4/2/26 (c)		3,052,000	2,992,176
3.705% 4/24/28 (c)		3,914,000	3,736,091
3.95% 4/21/25		1,724,000	1,697,746
3.97% 3/5/29 (c)		3,624,000	3,451,310
3.974% 2/7/30 (c)		2,345,000	2,209,672
4.183% 11/25/27		6,909,000	6,662,855
4.2% 8/26/24		2,979,000	2,967,753
4.25% 10/22/26		40,217,000	39,197,371
4.271% 7/23/29 (c)		1,207,000	1,158,424
4.376% 4/27/28 (c)		3,650,000	3,551,517
4.45% 3/3/26		1,202,000	1,181,058
4.571% 4/27/33 (c)		8,718,000	8,187,374
4.948% 7/22/28 (c)		5,000,000	4,942,607
5.015% 7/22/33 (c)		35,614,000	34,699,449
5.288% 4/25/34 (c)		17,000,000	16,736,086
5.819% 9/15/29 (c)		24,000,000	24,406,072
6.11% 1/29/37		1,340,000	1,397,578
Bank of Ireland Group PLC 5.601% 3/20/30 (b)(c)		16,800,000	16,596,633
Bank of Montreal 1.85% 5/1/25		2,414,000	2,334,788
Bank of Nova Scotia 4.5% 12/16/25		6,348,000	6,231,439
Barclays PLC:
2.279% 11/24/27 (c)		31,514,000	29,050,910
2.852% 5/7/26 (c)		18,341,000	17,851,140
3.811% 3/10/42 (c)		7,473,000	5,756,617
4.375% 1/12/26		4,468,000	4,377,660
4.836% 5/9/28		6,102,000	5,891,446
5.088% 6/20/30 (c)		35,939,000	34,684,683
5.2% 5/12/26		1,556,000	1,536,463
5.262% 1/29/34 (Reg. S) (c)	EUR	1,755,000	2,041,419
5.304% 8/9/26 (c)		1,387,000	1,378,760
5.501% 8/9/28 (c)		3,000,000	2,991,921
5.746% 8/9/33 (c)		2,074,000	2,071,248
5.829% 5/9/27 (c)		4,720,000	4,721,300
6.224% 5/9/34 (c)		5,000,000	5,117,900
6.49% 9/13/29 (c)		8,000,000	8,270,964
6.692% 9/13/34 (c)		12,500,000	13,266,803
7.437% 11/2/33 (c)		7,348,000	8,079,588
8.407% 11/14/32 (Reg. S) (c)	GBP	750,000	1,009,625
BNP Paribas SA:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.000% 1.323% 1/13/27 (b)(c)(h)		7,967,000	7,429,512
1.904% 9/30/28 (b)(c)		7,317,000	6,521,524
2.159% 9/15/29 (b)(c)		7,271,000	6,327,287
2.219% 6/9/26 (b)(c)		17,115,000	16,513,996
2.5% 3/31/32 (Reg. S) (c)	EUR	1,600,000	1,648,481
2.591% 1/20/28 (b)(c)		2,740,000	2,538,865
2.824% 1/26/41 (b)		5,791,000	3,943,281
BPCE SA:
1.5% 1/13/42 (Reg. S) (c)	EUR	1,400,000	1,395,557
2.277% 1/20/32 (b)(c)		7,519,000	6,080,043
3.116% 10/19/32 (b)(c)		6,103,000	5,019,672
4.875% 4/1/26 (b)		7,383,000	7,245,969
5.716% 1/18/30 (b)(c)		750,000	749,582
6.508% 1/18/35 (b)(c)		8,800,000	8,929,385
7.003% 10/19/34 (b)(c)		1,150,000	1,238,825
CaixaBank SA:
5.673% 3/15/30 (b)(c)		8,900,000	8,863,495
6.037% 6/15/35 (b)(c)		9,000,000	9,029,647
Canadian Imperial Bank of Commerce:
3.6% 4/7/32		6,700,000	5,912,586
6.092% 10/3/33		9,607,000	9,922,758
Capital One NA 2.28% 1/28/26 (c)		1,962,000	1,914,198
Citibank NA 5.803% 9/29/28		8,000,000	8,206,878
Citigroup, Inc.:
1.122% 1/28/27 (c)		2,000,000	1,860,299
2.666% 1/29/31 (c)		5,106,000	4,420,804
3.07% 2/24/28 (c)		13,000,000	12,231,215
3.106% 4/8/26 (c)		10,649,000	10,414,763
3.785% 3/17/33 (c)		6,227,000	5,533,503
3.98% 3/20/30 (c)		7,473,000	7,028,711
4.075% 4/23/29 (c)		4,606,000	4,400,424
4.125% 7/25/28		6,909,000	6,607,618
4.3% 11/20/26		1,766,000	1,722,978
4.412% 3/31/31 (c)		40,428,000	38,389,117
4.45% 9/29/27		21,445,000	20,873,785
4.6% 3/9/26		18,593,000	18,289,936
4.91% 5/24/33 (c)		3,274,000	3,139,652
5.3% 5/6/44		9,501,000	9,015,385
5.875% 7/1/24 (Reg. S)	GBP	1,100,000	1,401,254
6.174% 5/25/34 (c)		17,301,000	17,570,204
6.27% 11/17/33 (c)		17,166,000	17,997,659
8.125% 7/15/39		1,076,000	1,346,118
Citizens Financial Group, Inc.:
2.638% 9/30/32		11,627,000	8,850,771
5.841% 1/23/30 (c)		6,700,000	6,657,370
6.645% 4/25/35 (c)		10,400,000	10,670,436
Commerzbank AG:
4.875% 10/16/34 (Reg. S) (c)	EUR	900,000	972,871
8.625% 2/28/33 (Reg. S) (c)	GBP	200,000	269,320
Commonwealth Bank of Australia:
2.688% 3/11/31 (b)		3,046,000	2,512,840
3.61% 9/12/34 (b)(c)		3,723,000	3,340,903
3.784% 3/14/32 (b)		16,472,000	14,380,131
Cooperatieve Rabobank UA:
1.98% 12/15/27 (b)(c)		3,614,000	3,307,768
3.649% 4/6/28 (b)(c)		6,943,000	6,606,334
3.75% 7/21/26		4,206,000	4,042,601
3.822% 7/26/34 (Reg. S)	EUR	400,000	433,620
4% 1/10/30 (Reg. S)	EUR	800,000	881,262
4.375% 8/4/25		4,789,000	4,705,595
Credit Agricole SA:
2.811% 1/11/41 (b)		4,167,000	2,830,256
6.251% 1/10/35 (b)(c)		8,000,000	8,098,559
Danske Bank A/S:
2.25% 1/14/28 (Reg. S) (c)	GBP	1,760,000	2,059,946
4.75% 6/21/30 (Reg. S) (c)	EUR	1,509,000	1,694,058
DNB Bank ASA:
0.25% 2/23/29 (Reg. S) (c)	EUR	500,000	475,959
1.535% 5/25/27 (b)(c)		51,990,000	48,035,798
1.605% 3/30/28 (b)(c)		3,208,000	2,881,042
Fifth Third Bancorp 8.25% 3/1/38		2,155,000	2,525,939
First Citizens Bank & Trust Co. 6.125% 3/9/28		40,920,000	41,849,251
HAT Holdings I LLC/HAT Holdings II LLC:
3.375% 6/15/26 (b)		550,000	516,864
8% 6/15/27 (b)		500,000	518,963
HSBC Holdings PLC:
1.645% 4/18/26 (c)		4,312,000	4,159,384
2.357% 8/18/31 (c)		15,444,000	12,824,134
2.848% 6/4/31 (c)		6,103,000	5,247,044
2.999% 3/10/26 (c)		2,759,000	2,700,935
4.041% 3/13/28 (c)		3,739,000	3,595,299
4.292% 9/12/26 (c)		1,724,000	1,692,222
4.762% 3/29/33 (c)		7,815,000	7,225,918
4.787% 3/10/32 (Reg. S) (c)	EUR	1,270,000	1,439,482
4.856% 5/23/33 (Reg. S) (c)	EUR	1,600,000	1,832,554
4.95% 3/31/30		2,810,000	2,751,505
5.21% 8/11/28 (c)		8,310,000	8,232,902
5.25% 3/14/44		1,039,000	972,717
5.402% 8/11/33 (c)		5,055,000	4,991,892
6.254% 3/9/34 (c)		200,000	208,257
6.8% 9/14/31 (c)	GBP	320,000	433,514
7.39% 11/3/28 (c)		900,000	950,532
8.201% 11/16/34 (Reg. S) (c)	GBP	1,000,000	1,382,103
Huntington Bancshares, Inc.:
2.487% 8/15/36 (c)		6,200,000	4,682,866
4.443% 8/4/28 (c)		6,438,000	6,229,774
6.208% 8/21/29 (c)		9,800,000	9,989,470
Huntington National Bank 5.699% 11/18/25 (c)		3,900,000	3,891,626
ING Groep NV:
1.726% 4/1/27 (c)		1,250,000	1,165,727
4.017% 3/28/28 (c)		9,341,000	8,998,446
4.252% 3/28/33 (c)		6,227,000	5,756,549
4.5% 5/23/29 (Reg. S) (c)	EUR	1,200,000	1,329,560
4.75% 5/23/34 (Reg. S) (c)	EUR	2,600,000	2,994,641
5.335% 3/19/30 (c)		6,500,000	6,448,183
Intesa Sanpaolo SpA:
4.198% 6/1/32 (b)(c)		17,320,000	14,630,073
5.017% 6/26/24 (b)		10,324,000	10,310,655
5.71% 1/15/26 (b)		94,108,000	93,198,275
6.625% 6/20/33 (b)		805,000	832,533
JPMorgan Chase & Co.:
1.47% 9/22/27 (c)		3,410,000	3,120,526
2.069% 6/1/29 (c)		7,286,000	6,437,898
2.083% 4/22/26 (c)		2,448,000	2,371,102
2.522% 4/22/31 (c)		4,724,000	4,058,103
2.58% 4/22/32 (c)		1,300,000	1,091,195
2.739% 10/15/30 (c)		9,341,000	8,216,472
2.947% 2/24/28 (c)		6,239,000	5,858,209
2.956% 5/13/31 (c)		11,536,000	10,036,928
2.963% 1/25/33 (c)		9,341,000	7,914,343
3.761% 3/21/34 (Reg. S) (c)	EUR	750,000	804,815
3.875% 9/10/24		1,782,000	1,772,740
4.125% 12/15/26		1,748,000	1,700,511
4.25% 10/1/27		3,379,000	3,293,989
4.586% 4/26/33 (c)		50,039,000	47,366,086
4.912% 7/25/33 (c)		112,454,000	108,980,390
5.012% 1/23/30 (c)		8,700,000	8,584,735
5.299% 7/24/29 (c)		19,000,000	18,978,518
5.35% 6/1/34 (c)		20,000,000	19,839,861
5.717% 9/14/33 (c)		65,636,000	66,384,974
Jyske Bank A/S:
5% 10/26/28 (c)	EUR	600,000	667,687
5.125% 5/1/35 (Reg. S) (c)	EUR	385,000	425,111
KBC Group NV:
5.796% 1/19/29 (b)(c)		6,314,000	6,348,599
6.324% 9/21/34 (b)(c)		11,310,000	11,695,775
Lloyds Banking Group PLC:
1.985% 12/15/31 (c)	GBP	1,195,000	1,386,582
2.438% 2/5/26 (c)		575,000	562,130
3.87% 7/9/25 (c)		3,425,000	3,417,800
4.375% 3/22/28		4,320,000	4,172,259
4.5% 1/11/29 (Reg. S) (c)	EUR	630,000	699,151
4.75% 9/21/31 (Reg. S) (c)	EUR	1,550,000	1,748,673
4.976% 8/11/33 (c)		6,227,000	5,962,282
5.985% 8/7/27 (c)		4,700,000	4,723,087
7.953% 11/15/33 (c)		6,196,000	6,934,802
Mitsubishi UFJ Financial Group, Inc.:
1.412% 7/17/25		2,000,000	1,910,686
1.538% 7/20/27 (c)		3,276,000	3,019,810
1.64% 10/13/27 (c)		4,211,000	3,856,802
2.193% 2/25/25		2,462,000	2,401,828
5.017% 7/20/28 (c)		4,690,000	4,654,584
5.258% 4/17/30 (c)		6,000,000	5,976,485
Mizuho Financial Group, Inc.:
1.234% 5/22/27 (c)		5,448,000	5,017,484
1.554% 7/9/27 (c)		2,200,000	2,028,092
2.564% 9/13/31		10,586,000	8,610,283
4.254% 9/11/29 (c)		1,035,000	989,272
NatWest Group PLC:
1.642% 6/14/27 (c)		1,207,000	1,114,542
3.073% 5/22/28 (c)		9,914,000	9,255,477
3.622% 8/14/30 (Reg. S) (c)	GBP	3,400,000	4,230,594
4.771% 2/16/29 (Reg. S) (c)	EUR	500,000	557,194
4.8% 4/5/26		19,815,000	19,565,307
5.808% 9/13/29 (c)		30,000,000	30,300,407
5.847% 3/2/27 (c)		6,200,000	6,216,714
7.416% 6/6/33 (Reg. S) (c)	GBP	850,000	1,123,480
Nordea Bank Abp 4.125% 5/5/28 (Reg. S)	EUR	1,700,000	1,872,512
PNC Financial Services Group, Inc.:
5.068% 1/24/34 (c)		15,132,000	14,527,000
5.582% 6/12/29 (c)		7,240,000	7,287,888
Regions Financial Corp. 2.25% 5/18/25		1,067,000	1,031,968
Santander Holdings U.S.A., Inc.:
2.49% 1/6/28 (c)		7,024,000	6,439,797
5.807% 9/9/26 (c)		3,713,000	3,693,865
6.499% 3/9/29 (c)		2,743,000	2,796,602
6.565% 6/12/29 (c)		10,000,000	10,228,634
Societe Generale:
1.038% 6/18/25 (b)(c)		75,000,000	74,832,182
1.488% 12/14/26 (b)(c)		21,416,000	20,013,481
1.792% 6/9/27 (b)(c)		2,160,000	1,989,851
2.625% 10/16/24 (b)		436,000	430,807
3.625% 3/1/41 (b)		7,784,000	5,317,607
4.25% 4/14/25 (b)		9,840,000	9,678,810
4.677% 6/15/27 (b)		4,831,000	4,766,565
4.75% 11/24/25 (b)		8,022,000	7,873,447
5.634% 1/19/30 (b)(c)		7,780,000	7,716,424
6.221% 6/15/33 (b)(c)		8,407,000	8,399,785
6.446% 1/10/29 (b)(c)		6,850,000	6,994,504
6.691% 1/10/34 (b)(c)		550,000	574,456
Sumitomo Mitsui Financial Group, Inc. 1.402% 9/17/26		3,035,000	2,778,689
The Toronto-Dominion Bank 2.8% 3/10/27		2,626,000	2,460,924
Truist Financial Corp.:
4.123% 6/6/28 (c)		2,000,000	1,921,556
4.26% 7/28/26 (c)		3,031,000	2,980,796
5.122% 1/26/34 (c)		4,235,000	4,033,264
U.S. Bancorp 5.775% 6/12/29 (c)		11,450,000	11,576,909
UniCredit SpA:
1.982% 6/3/27 (b)(c)		6,165,000	5,726,415
5.861% 6/19/32 (b)(c)		119,000	116,534
7.296% 4/2/34 (b)(c)		596,000	612,643
Virgin Money UK PLC 7.625% 8/23/29 (Reg. S) (c)	GBP	1,600,000	2,194,666
Wells Fargo & Co.:
2.164% 2/11/26 (c)		2,935,000	2,863,438
2.188% 4/30/26 (c)		10,957,000	10,612,055
2.879% 10/30/30 (c)		2,200,000	1,938,188
3.068% 4/30/41 (c)		7,784,000	5,714,309
3.526% 3/24/28 (c)		25,667,000	24,404,429
4.3% 7/22/27		28,701,000	27,899,010
4.478% 4/4/31 (c)		19,300,000	18,379,218
4.897% 7/25/33 (c)		106,510,000	101,922,397
5.389% 4/24/34 (c)		8,000,000	7,873,513
5.557% 7/25/34 (c)		18,660,000	18,576,486
5.574% 7/25/29 (c)		25,500,000	25,644,150
6.303% 10/23/29 (c)		12,800,000	13,245,504
Westpac Banking Corp.:
U.S. TREASURY 1 YEAR INDEX + 2.680% 5.405% 8/10/33 (c)(h)		12,205,000	11,907,065
4.11% 7/24/34 (c)		5,791,000	5,322,963
Zions Bancorp. NA 3.25% 10/29/29		5,124,000	4,250,331
			2,211,947,915
Capital Markets - 1.3%
Ares Capital Corp.:
3.25% 7/15/25		42,000,000	40,690,356
3.875% 1/15/26		22,188,000	21,399,762
Athene Global Funding:
1.45% 1/8/26 (b)		11,178,000	10,449,367
1.73% 10/2/26 (b)		4,975,000	4,550,277
2.5% 3/24/28 (b)		6,975,000	6,241,025
2.646% 10/4/31 (b)		3,414,000	2,783,051
5.339% 1/15/27 (b)		26,112,000	26,445,281
5.516% 3/25/27 (b)		7,800,000	7,783,119
5.583% 1/9/29 (b)		18,210,000	18,197,458
Blackstone Holdings Finance Co. LLC:
2.8% 9/30/50 (b)		1,245,000	742,114
3.5% 9/10/49 (b)		4,614,000	3,202,936
Blackstone Private Credit Fund:
4.7% 3/24/25		31,043,000	30,709,631
4.875% 4/14/26	GBP	1,155,000	1,420,945
7.05% 9/29/25		20,620,000	20,819,047
Deutsche Bank AG:
3.25% 5/24/28 (Reg. S) (c)	EUR	1,000,000	1,063,392
4% 6/24/32 (Reg. S) (c)	EUR	2,100,000	2,214,458
4.5% 4/1/25		45,198,000	44,605,575
6.125% 12/12/30 (Reg. S) (c)	GBP	1,900,000	2,436,183
Deutsche Bank AG New York Branch:
2.129% 11/24/26 (c)		11,245,000	10,648,688
2.311% 11/16/27 (c)		27,513,000	25,284,478
3.035% 5/28/32 (c)		4,028,000	3,377,972
3.729% 1/14/32 (c)		10,000,000	8,426,167
4.1% 1/13/26		8,332,000	8,122,586
5.706% 2/8/28 (c)		11,000,000	10,978,291
6.72% 1/18/29 (c)		2,294,000	2,368,701
7.146% 7/13/27 (c)		11,860,000	12,156,957
Goldman Sachs Group, Inc.:
2.383% 7/21/32 (c)		29,132,000	23,778,716
3.102% 2/24/33 (c)		40,000,000	33,948,308
4.25% 10/21/25		12,215,000	11,997,016
4.482% 8/23/28 (c)		9,365,000	9,126,049
6.484% 10/24/29 (c)		12,000,000	12,487,485
6.75% 10/1/37		59,592,000	64,677,772
Hightower Holding LLC 6.75% 4/15/29 (b)		1,385,000	1,298,418
Intercontinental Exchange, Inc.:
3.625% 9/1/28		6,900,000	6,451,500
4.35% 6/15/29		3,724,000	3,588,037
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (b)		155,000	143,511
LPL Holdings, Inc. 4% 3/15/29 (b)		1,720,000	1,594,493
Moody's Corp. 3.75% 3/24/25		1,371,000	1,351,714
Morgan Stanley:
1.794% 2/13/32 (c)		7,317,000	5,826,108
2.188% 4/28/26 (c)		1,897,000	1,837,899
2.239% 7/21/32 (c)		4,900,000	3,973,529
2.475% 1/21/28 (c)		5,000,000	4,645,335
2.699% 1/22/31 (c)		6,227,000	5,419,320
3.622% 4/1/31 (c)		47,370,000	43,239,108
3.955% 3/21/35 (Reg. S) (c)	EUR	800,000	861,028
4.21% 4/20/28 (c)		6,115,000	5,926,782
4.656% 3/2/29 (c)	EUR	700,000	780,679
4.889% 7/20/33 (c)		49,499,000	47,430,393
5.164% 4/20/29 (c)		16,000,000	15,892,225
5.424% 7/21/34 (c)		20,251,000	20,041,200
5.449% 7/20/29 (c)		16,012,000	16,068,038
6.342% 10/18/33 (c)		39,945,000	42,233,873
NASDAQ, Inc.:
5.95% 8/15/53		1,132,000	1,150,600
6.1% 6/28/63		6,000,000	6,158,283
Nuveen LLC 5.55% 1/15/30 (b)		16,339,000	16,375,764
Peachtree Corners Funding Trust 3.976% 2/15/25 (b)		4,211,000	4,142,914
S&P Global, Inc. 3.9% 3/1/62		2,414,000	1,799,215
State Street Corp. 2.901% 3/30/26 (c)		104,000	101,552
UBS Group AG:
1.305% 2/2/27 (b)(c)		3,100,000	2,875,107
1.494% 8/10/27 (b)(c)		11,792,000	10,776,503
2.125% 11/15/29 (Reg. S) (c)	GBP	1,300,000	1,445,789
2.593% 9/11/25 (b)(c)		16,030,000	15,884,863
3.091% 5/14/32 (b)(c)		5,293,000	4,510,392
3.126% 8/13/30 (b)(c)		5,359,000	4,780,090
3.75% 3/26/25		9,717,000	9,565,972
4.125% 6/9/33 (Reg. S) (c)	EUR	1,680,000	1,830,365
4.194% 4/1/31 (b)(c)		43,154,000	40,114,637
4.55% 4/17/26		1,724,000	1,695,022
4.75% 3/17/32 (Reg. S) (c)	EUR	3,450,000	3,902,518
4.988% 8/5/33 (b)(c)		10,462,000	10,000,039
6.246% 9/22/29 (b)(c)		8,000,000	8,225,801
6.373% 7/15/26 (b)(c)		2,345,000	2,356,464
6.537% 8/12/33 (b)(c)		11,161,000	11,754,887
9.016% 11/15/33 (b)(c)		2,086,000	2,527,700
			873,710,830
Consumer Finance - 1.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.65% 10/29/24		733,000	720,644
1.75% 1/30/26		20,487,000	19,226,040
2.45% 10/29/26		14,854,000	13,821,289
3% 10/29/28		28,306,000	25,574,653
3.3% 1/30/32		15,939,000	13,576,264
3.4% 10/29/33		2,691,000	2,241,049
3.85% 10/29/41		4,396,000	3,431,203
4.45% 4/3/26		4,254,000	4,172,017
5.1% 1/19/29		5,200,000	5,127,539
5.75% 6/6/28		16,700,000	16,838,412
6.1% 1/15/27		4,800,000	4,869,320
6.15% 9/30/30		10,400,000	10,705,123
6.45% 4/15/27		1,866,000	1,910,093
6.5% 7/15/25		7,188,000	7,242,823
Ally Financial, Inc.:
2.2% 11/2/28		8,669,000	7,475,108
4.625% 3/30/25		4,630,000	4,585,498
4.75% 6/9/27		3,759,000	3,649,613
5.125% 9/30/24		3,380,000	3,371,885
5.75% 11/20/25		5,507,000	5,482,077
5.8% 5/1/25		9,417,000	9,410,625
6.992% 6/13/29 (c)		43,000,000	44,439,699
7.1% 11/15/27		17,330,000	18,032,553
8% 11/1/31		17,833,000	19,520,777
Capital One Financial Corp.:
1.878% 11/2/27 (c)		5,931,000	5,419,175
2.359% 7/29/32 (c)		17,080,000	13,330,544
2.636% 3/3/26 (c)		13,528,000	13,206,903
3.2% 2/5/25		1,207,000	1,186,606
3.273% 3/1/30 (c)		12,200,000	10,963,524
3.65% 5/11/27		21,700,000	20,711,017
3.8% 1/31/28		10,723,000	10,163,071
4.927% 5/10/28 (c)		6,900,000	6,791,768
4.985% 7/24/26 (c)		17,135,000	16,976,354
5.247% 7/26/30 (c)		19,853,000	19,393,094
5.268% 5/10/33 (c)		11,209,000	10,791,939
5.468% 2/1/29 (c)		2,066,000	2,049,400
5.7% 2/1/30 (c)		1,100,000	1,099,398
5.817% 2/1/34 (c)		3,589,000	3,540,481
6.312% 6/8/29 (c)		33,200,000	33,885,393
7.624% 10/30/31 (c)		22,914,000	25,060,952
Capstone Borrower, Inc. 8% 6/15/30 (b)		240,000	243,792
Discover Financial Services:
3.95% 11/6/24		1,874,000	1,857,820
4.1% 2/9/27		13,375,000	12,853,266
4.5% 1/30/26		7,399,000	7,257,137
6.7% 11/29/32		6,410,000	6,699,059
Encore Capital Group, Inc. 9.25% 4/1/29 (b)		315,000	327,819
Ford Motor Credit Co. LLC:
2.3% 2/10/25		1,654,000	1,613,174
2.7% 8/10/26		5,665,000	5,294,798
2.9% 2/10/29		275,000	240,822
3.375% 11/13/25		9,760,000	9,423,024
3.625% 6/17/31		5,000,000	4,271,225
4% 11/13/30		16,400,000	14,537,037
4.063% 11/1/24		51,621,000	51,201,384
4.125% 8/17/27		19,335,000	18,335,739
4.445% 2/14/30	EUR	700,000	760,370
4.687% 6/9/25		430,000	425,365
4.95% 5/28/27		20,213,000	19,707,449
5.125% 6/16/25		1,020,000	1,012,363
5.85% 5/17/27		6,500,000	6,497,036
6.8% 5/12/28		6,000,000	6,170,794
6.86% 6/5/26	GBP	1,150,000	1,497,409
6.95% 3/6/26		195,000	198,155
6.95% 6/10/26		9,500,000	9,669,537
Navient Corp. 6.75% 6/15/26		1,050,000	1,048,028
OneMain Finance Corp.:
3.5% 1/15/27		2,190,000	2,025,521
3.875% 9/15/28		3,650,000	3,246,759
Synchrony Financial:
3.95% 12/1/27		8,239,000	7,713,183
4.25% 8/15/24		10,059,000	10,023,591
5.15% 3/19/29		14,676,000	14,062,566
			658,208,145
Financial Services - 0.6%
Aon Corp. / Aon Global Holdings PLC:
2.6% 12/2/31		2,057,000	1,711,447
5.35% 2/28/33		6,000,000	5,909,352
Aviation Capital Group LLC:
6.25% 4/15/28 (b)		6,500,000	6,618,991
6.75% 10/25/28 (b)		6,500,000	6,754,454
Block, Inc.:
2.75% 6/1/26		465,000	437,928
6.5% 5/15/32 (b)		870,000	878,084
CBRE Global Investors Pan European Core Fund 4.75% 3/27/34 (Reg. S)	EUR	450,000	489,423
Corebridge Financial, Inc.:
3.65% 4/5/27		1,888,000	1,802,937
3.85% 4/5/29		1,514,000	1,411,495
3.9% 4/5/32		27,561,000	24,604,649
4.35% 4/5/42		2,247,000	1,852,439
4.4% 4/5/52		12,648,000	10,021,702
6.05% 9/15/33 (b)		9,870,000	10,090,865
Corebridge Global Funding 5.9% 9/19/28 (b)		18,426,000	18,725,558
Equitable Holdings, Inc.:
4.35% 4/20/28		9,527,000	9,145,978
5% 4/20/48		15,055,000	13,415,497
GGAM Finance Ltd.:
6.875% 4/15/29 (b)		545,000	549,180
7.75% 5/15/26 (b)		1,335,000	1,360,324
8% 2/15/27 (b)		390,000	401,298
Gn Bondco LLC 9.5% 10/15/31 (b)		872,000	794,425
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.75% 9/15/24		740,000	738,869
5.25% 5/15/27		1,155,000	1,061,156
6.25% 5/15/26		4,806,000	4,686,410
Jackson Financial, Inc.:
3.125% 11/23/31		15,333,000	12,713,492
4% 11/23/51		3,736,000	2,527,456
5.17% 6/8/27		10,297,000	10,187,785
5.67% 6/8/32		18,859,000	18,878,373
Jbs U.S.A. Holding Lux/ Jbs U.S.A. F:
2.5% 1/15/27		23,449,000	21,593,509
3% 2/2/29		1,724,000	1,524,332
3% 5/15/32		21,344,000	17,334,892
3.625% 1/15/32		24,530,000	21,032,878
4.375% 2/2/52		3,413,000	2,527,895
5.125% 2/1/28		11,858,000	11,653,726
5.5% 1/15/30		60,322,000	58,908,499
5.75% 4/1/33		31,805,000	31,343,501
6.5% 12/1/52		4,982,000	4,998,012
KfW:
0% 9/17/30 (Reg. S)	EUR	1,400,000	1,262,362
0.75% 1/15/29 (Reg. S)	EUR	3,240,000	3,176,620
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	1,600,000	1,509,810
Nationwide Building Society 6.557% 10/18/27 (b)(c)		6,000,000	6,118,732
Pine Street Trust I 4.572% 2/15/29 (b)		7,749,000	7,378,628
Pine Street Trust II 5.568% 2/15/49 (b)		7,700,000	7,022,435
Rexford Industrial Realty LP 2.15% 9/1/31		2,886,000	2,300,145
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc 3.625% 3/1/29 (b)		1,055,000	943,506
The Western Union Co. 2.85% 1/10/25		433,000	425,102
Voya Financial, Inc.:
4.7% 1/23/48 (c)		3,132,000	2,676,940
5.7% 7/15/43		1,458,000	1,402,841
			372,903,932
Insurance - 0.4%
Admiral Group PLC 8.5% 1/6/34 (Reg. S)	GBP	800,000	1,126,539
AFLAC, Inc. 3.6% 4/1/30		387,000	356,830
AIA Group Ltd.:
0.88% 9/9/33 (Reg. S) (c)	EUR	705,000	659,197
3.2% 9/16/40 (b)		1,085,000	786,822
3.375% 4/7/30 (b)		2,900,000	2,625,082
3.9% 4/6/28 (b)		2,931,000	2,805,030
5.375% 4/5/34 (b)		4,500,000	4,404,883
Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer 4.25% 10/15/27 (b)		1,320,000	1,234,378
American International Group, Inc. 5.75% 4/1/48 (c)		3,579,000	3,509,240
AmFam Holdings, Inc. 2.805% 3/11/31 (b)		5,464,000	4,173,101
Aon Corp. 6.25% 9/30/40		142,000	149,810
Argentum Netherlands BV 5.625% 8/15/52 (Reg. S) (c)		5,775,000	5,665,310
Assurant, Inc. 2.65% 1/15/32		7,753,000	6,313,654
Athene Holding Ltd.:
3.45% 5/15/52		6,850,000	4,376,873
3.95% 5/25/51		1,604,000	1,144,393
6.65% 2/1/33		5,044,000	5,309,955
Brown & Brown, Inc. 4.2% 3/17/32		3,550,000	3,198,180
Empower Finance 2020 LP:
1.357% 9/17/27 (b)		1,474,000	1,296,993
3.075% 9/17/51 (b)		3,522,000	2,262,221
Equitable Financial Life Global Funding:
1.3% 7/12/26 (b)		1,724,000	1,575,431
1.4% 8/27/27 (b)		1,724,000	1,515,194
1.7% 11/12/26 (b)		4,197,000	3,823,577
Fairfax Financial Holdings Ltd.:
3.375% 3/3/31		3,434,000	2,967,038
5.625% 8/16/32		13,389,000	13,120,229
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (c)	EUR	800,000	838,075
Five Corners Funding Trust II 2.85% 5/15/30 (b)		21,030,000	18,339,898
Hartford Financial Services Group, Inc. 4.3% 4/15/43		679,000	570,228
Intact Financial Corp. 5.459% 9/22/32 (b)		7,368,000	7,292,966
Liberty Mutual Group, Inc.:
3.95% 5/15/60 (b)		12,820,000	8,823,184
5.5% 6/15/52 (b)		5,305,000	4,924,056
Lincoln National Corp. 3.4% 1/15/31		14,811,000	12,987,204
Marsh & McLennan Companies, Inc. 5.7% 9/15/53		10,000,000	10,048,593
Massachusetts Mutual Life Insurance Co.:
3.2% 12/1/61 (b)		6,056,000	3,618,149
3.729% 10/15/70 (b)		1,622,000	1,063,129
MassMutual Global Funding II 4.85% 1/17/29 (b)		7,800,000	7,693,874
MetLife, Inc. 5.375% 7/15/33		27,000,000	27,187,800
Pacific LifeCorp:
3.35% 9/15/50 (b)		7,037,000	4,819,740
5.125% 1/30/43 (b)		3,343,000	3,085,148
Panther Escrow Issuer LLC 7.125% 6/1/31 (b)		715,000	720,950
Pricoa Global Funding I 5.375% 5/15/45 (c)		3,148,000	3,104,985
Principal Financial Group, Inc. 3.7% 5/15/29		1,714,000	1,587,691
Prudential Financial, Inc. 6% 9/1/52 (c)		31,987,000	31,268,143
Prudential Funding Asia PLC 2.95% 11/3/33 (Reg. S) (c)		3,700,000	3,269,505
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (c)	GBP	1,405,000	1,529,597
6.75% 12/2/44 (Reg. S) (c)		3,605,000	3,586,975
Reinsurance Group of America, Inc. 5.75% 9/15/34		14,700,000	14,621,055
Reliance Standard Life Global Funding II 2.75% 5/7/25 (b)		5,591,000	5,440,181
RGA Global Funding 5.448% 5/24/29 (b)		7,900,000	7,901,769
Ryan Specialty Group LLC 4.375% 2/1/30 (b)		650,000	599,683
Swiss Re Finance Luxembourg SA 5% 4/2/49 (b)(c)		1,000,000	960,360
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (b)		1,484,000	1,317,337
Unum Group:
4% 6/15/29		6,130,000	5,740,330
4.125% 6/15/51		14,274,000	10,419,080
5.75% 8/15/42		3,718,000	3,583,465
Willis Group North America, Inc.:
4.5% 9/15/28		1,897,000	1,833,236
5.35% 5/15/33		13,900,000	13,550,773
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (c)		1,650,000	1,367,388
			298,094,507
TOTAL FINANCIALS			4,414,865,329
HEALTH CARE - 0.8%
Biotechnology - 0.1%
Amgen, Inc.:
4.663% 6/15/51		3,736,000	3,195,255
5.15% 3/2/28		1,959,000	1,953,747
5.25% 3/2/30		1,788,000	1,792,670
5.25% 3/2/33		22,305,000	22,135,366
5.6% 3/2/43		14,041,000	13,907,272
5.65% 3/2/53		7,733,000	7,632,017
5.75% 3/2/63		14,093,000	13,876,290
Emergent BioSolutions, Inc. 3.875% 8/15/28 (b)		677,000	404,338
Grifols SA 4.75% 10/15/28 (b)		210,000	182,706
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/30		3,674,000	2,994,005
			68,073,666
Health Care Equipment & Supplies - 0.0%
Alcon Finance Corp. 2.75% 9/23/26 (b)		1,414,000	1,333,670
Avantor Funding, Inc. 4.625% 7/15/28 (b)		1,515,000	1,425,638
Hologic, Inc.:
3.25% 2/15/29 (b)		945,000	843,731
4.625% 2/1/28 (b)		65,000	62,408
Medline Borrower LP / Medline Co. 6.25% 4/1/29 (b)		430,000	430,087
Teleflex, Inc. 4.25% 6/1/28 (b)		145,000	135,489
Werfenlife SA 4.625% 6/6/28 (Reg. S)	EUR	700,000	767,662
			4,998,685
Health Care Providers & Services - 0.5%
180 Medical, Inc. 3.875% 10/15/29 (b)		1,520,000	1,367,126
Centene Corp.:
2.45% 7/15/28		12,813,000	11,297,754
2.5% 3/1/31		24,610,000	20,056,094
2.625% 8/1/31		15,841,000	12,889,331
3% 10/15/30		9,668,000	8,220,195
3.375% 2/15/30		10,225,000	9,001,771
4.25% 12/15/27		10,445,000	9,939,369
4.625% 12/15/29		12,457,000	11,726,661
CHS/Community Health Systems, Inc.:
4.75% 2/15/31 (b)		2,280,000	1,800,242
6.875% 4/15/29 (b)		335,000	262,147
Cigna Group:
3.4% 3/1/27		3,552,000	3,390,223
3.4% 3/15/50		4,359,000	2,966,890
4.375% 10/15/28		3,698,000	3,574,061
4.8% 8/15/38		2,697,000	2,465,937
4.9% 12/15/48		517,000	454,826
5.25% 2/15/34		7,000,000	6,861,288
5.4% 3/15/33		8,000,000	7,989,944
CVS Health Corp.:
4.78% 3/25/38		2,165,000	1,925,729
5.125% 2/21/30		14,148,000	13,912,625
5.25% 1/30/31		5,087,000	5,009,592
5.3% 6/1/33		14,500,000	14,109,598
5.875% 6/1/53		5,000,000	4,793,058
DaVita, Inc. 4.625% 6/1/30 (b)		505,000	452,421
Elevance Health, Inc.:
2.25% 5/15/30		5,433,000	4,607,785
3.35% 12/1/24		1,379,000	1,363,664
HCA Holdings, Inc.:
3.125% 3/15/27		4,517,000	4,255,832
3.375% 3/15/29		2,198,000	2,006,843
3.5% 9/1/30		12,405,000	11,100,495
3.625% 3/15/32		10,363,000	9,055,015
4.625% 3/15/52		3,307,000	2,665,708
5.125% 6/15/39		1,878,000	1,743,491
5.25% 6/15/49		2,069,000	1,835,238
5.625% 9/1/28		9,085,000	9,126,068
5.875% 2/1/29		9,796,000	9,938,785
HealthEquity, Inc. 4.5% 10/1/29 (b)		110,000	100,765
Humana, Inc.:
1.35% 2/3/27		2,069,000	1,865,861
3.7% 3/23/29		548,000	510,965
3.95% 3/15/27		2,000,000	1,928,165
5.375% 4/15/31		15,092,000	14,943,476
ICON Investments Six Designated Activity:
5.849% 5/8/29		7,434,000	7,527,227
6% 5/8/34		5,732,000	5,836,378
Molina Healthcare, Inc. 3.875% 11/15/30 (b)		1,400,000	1,220,797
Owens & Minor, Inc. 4.5% 3/31/29 (b)		160,000	141,201
Pediatrix Medical Group, Inc. 5.375% 2/15/30 (b)		660,000	568,616
Prime Healthcare Foundation, Inc. 7% 12/1/27		2,736,000	2,568,726
Quest Diagnostics, Inc. 2.95% 6/30/30		6,227,000	5,490,133
Radiology Partners, Inc. 7.775% 1/31/29 pay-in-kind (b)(c)		1,151,893	1,061,181
Sabra Health Care LP:
3.2% 12/1/31		26,025,000	21,446,570
3.9% 10/15/29		7,857,000	7,025,882
Surgery Center Holdings, Inc. 7.25% 4/15/32 (b)		630,000	634,727
Tenet Healthcare Corp.:
4.625% 6/15/28		5,765,000	5,478,776
5.125% 11/1/27		1,000,000	974,396
6.125% 6/15/30		425,000	420,906
Toledo Hospital 5.325% 11/15/28		2,395,000	2,254,294
UnitedHealth Group, Inc.:
3.95% 10/15/42		74,000	61,238
4.625% 7/15/35		418,000	398,079
4.75% 7/15/45		1,023,000	931,656
Universal Health Services, Inc.:
2.65% 10/15/30		9,393,000	7,917,485
2.65% 1/15/32		9,523,000	7,740,520
			311,213,826
Health Care Technology - 0.0%
IQVIA, Inc.:
5% 5/15/27 (b)		630,000	611,986
6.5% 5/15/30 (b)		1,310,000	1,322,974
			1,934,960
Life Sciences Tools & Services - 0.0%
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (b)		1,700,000	1,537,738
4.25% 5/1/28 (b)		70,000	65,662
			1,603,400
Pharmaceuticals - 0.2%
Bayer AG 4.625% 5/26/33 (Reg. S)	EUR	850,000	940,290
Bayer U.S. Finance II LLC:
3.375% 7/15/24 (b)		4,359,000	4,345,532
4.25% 12/15/25 (b)		52,255,000	50,971,416
4.375% 12/15/28 (b)		5,293,000	4,999,989
4.875% 6/25/48 (b)		5,321,000	4,310,168
Bayer U.S. Finance LLC:
6.375% 11/21/30 (b)		1,480,000	1,513,162
6.5% 11/21/33 (b)		9,800,000	10,026,343
6.875% 11/21/53 (b)		5,000,000	5,184,845
Bristol-Myers Squibb Co.:
5.2% 2/22/34		7,000,000	6,954,788
5.5% 2/22/44		1,409,000	1,394,471
5.55% 2/22/54		4,780,000	4,706,209
5.65% 2/22/64		6,900,000	6,742,457
Elanco Animal Health, Inc. 6.65% 8/28/28 (c)		8,545,000	8,615,231
Jazz Securities DAC 4.375% 1/15/29 (b)		425,000	390,918
Mylan NV 4.55% 4/15/28		3,354,000	3,217,622
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (b)		1,105,000	1,020,669
5.125% 4/30/31 (b)		1,630,000	1,440,443
Perrigo Finance PLC 4.65% 6/15/30		6,476,000	5,952,209
Utah Acquisition Sub, Inc. 3.95% 6/15/26		2,065,000	1,992,119
Viatris, Inc.:
1.65% 6/22/25		153,000	146,438
2.7% 6/22/30		13,541,000	11,400,780
3.85% 6/22/40		3,928,000	2,867,343
4% 6/22/50		4,450,000	3,001,769
			142,135,211
TOTAL HEALTH CARE			529,959,748
INDUSTRIALS - 0.8%
Aerospace & Defense - 0.3%
BAE Systems Holdings, Inc. 3.8% 10/7/24 (b)		746,000	740,730
BAE Systems PLC:
3.4% 4/15/30 (b)		8,797,000	7,925,260
5.125% 3/26/29 (b)		6,500,000	6,447,697
5.25% 3/26/31 (b)		7,319,000	7,255,395
5.3% 3/26/34 (b)		11,900,000	11,723,545
5.5% 3/26/54 (b)		1,703,000	1,658,262
BWX Technologies, Inc. 4.125% 6/30/28 (b)		780,000	718,755
Howmet Aerospace, Inc.:
5.95% 2/1/37		675,000	690,462
6.75% 1/15/28		615,000	640,432
Moog, Inc. 4.25% 12/15/27 (b)		1,580,000	1,479,376
Northrop Grumman Corp. 4.03% 10/15/47		3,355,000	2,662,199
Rolls-Royce PLC 5.75% 10/15/27 (b)		1,015,000	1,014,390
RTX Corp.:
5.75% 1/15/29		6,000,000	6,155,344
6.1% 3/15/34		7,000,000	7,325,649
6.4% 3/15/54		6,800,000	7,413,520
The Boeing Co.:
2.7% 2/1/27		1,724,000	1,582,191
2.75% 2/1/26		2,071,000	1,959,878
3.25% 2/1/28		4,359,000	3,971,871
3.625% 2/1/31		14,000,000	12,173,159
5.04% 5/1/27		19,675,000	19,228,485
5.15% 5/1/30		55,693,000	53,138,148
5.805% 5/1/50		14,165,000	12,683,771
5.93% 5/1/60		6,070,000	5,353,942
6.259% 5/1/27 (b)		649,000	653,307
6.298% 5/1/29 (b)		9,431,000	9,507,432
6.388% 5/1/31 (b)		7,220,000	7,303,445
6.528% 5/1/34 (b)		7,701,000	7,808,184
6.858% 5/1/54 (b)		9,014,000	9,142,201
7.008% 5/1/64 (b)		8,899,000	8,975,847
TransDigm, Inc. 6.375% 3/1/29 (b)		2,150,000	2,145,336
			219,478,213
Air Freight & Logistics - 0.0%
Rand Parent LLC 8.5% 2/15/30 (b)		875,000	855,474
Building Products - 0.1%
Advanced Drain Systems, Inc. 5% 9/30/27 (b)		2,565,000	2,480,932
Builders FirstSource, Inc. 4.25% 2/1/32 (b)		1,415,000	1,235,723
Carlisle Companies, Inc. 2.75% 3/1/30		6,227,000	5,424,011
Carrier Global Corp.:
2.493% 2/15/27		518,000	482,251
2.7% 2/15/31		6,352,000	5,436,684
4.5% 11/29/32	EUR	525,000	590,597
5.9% 3/15/34		3,820,000	3,968,236
6.2% 3/15/54		3,964,000	4,251,161
EMRLD Borrower LP / Emerald Co. 6.625% 12/15/30 (b)		945,000	946,646
Standard Industries, Inc./New Jersey 4.375% 7/15/30 (b)		1,165,000	1,039,624
			25,855,865
Commercial Services & Supplies - 0.0%
ADT Corp.:
4.125% 8/1/29 (b)		270,000	245,234
4.875% 7/15/32 (b)		1,270,000	1,146,109
Allied Universal Holdco LLC 7.875% 2/15/31 (b)		640,000	638,025
Artera Services LLC 8.5% 2/15/31 (b)		855,000	873,622
Brand Industrial Services, Inc. 10.375% 8/1/30 (b)		640,000	687,069
Clean Harbors, Inc. 6.375% 2/1/31 (b)		110,000	109,807
CoreCivic, Inc. 8.25% 4/15/29		430,000	449,045
GFL Environmental, Inc. 6.75% 1/15/31 (b)		310,000	316,205
Madison IAQ LLC 4.125% 6/30/28 (b)		2,045,000	1,894,936
Prime Securities Services Borrower LLC/Prime Finance, Inc. 3.375% 8/31/27 (b)		1,980,000	1,816,704
Stericycle, Inc. 3.875% 1/15/29 (b)		750,000	680,973
The GEO Group, Inc. 8.625% 4/15/29 (b)		915,000	941,815
			9,799,544
Construction & Engineering - 0.0%
AECOM 5.125% 3/15/27		1,777,000	1,730,122
Electrical Equipment - 0.0%
Sensata Technologies BV 4% 4/15/29 (b)		275,000	249,814
Vertiv Group Corp. 4.125% 11/15/28 (b)		1,125,000	1,042,791
			1,292,605
Ground Transportation - 0.0%
Alpha Trains Finance SA 2.064% 6/30/30	EUR	1,740,000	1,821,435
Burlington Northern Santa Fe LLC:
4.15% 4/1/45		564,000	467,845
4.4% 3/15/42		1,397,000	1,222,673
CSX Corp.:
3.8% 4/15/50		78,000	59,431
4.3% 3/1/48		5,524,000	4,619,989
Genesee & Wyoming, Inc. 6.25% 4/15/32 (b)		650,000	642,468
Mobico Group PLC 4.875% 9/26/31 (Reg. S)	EUR	1,300,000	1,346,525
Norfolk Southern Corp. 5.35% 8/1/54		5,400,000	5,135,376
Uber Technologies, Inc. 4.5% 8/15/29 (b)		2,765,000	2,606,645
XPO, Inc.:
6.25% 6/1/28 (b)		630,000	628,099
7.125% 2/1/32 (b)		750,000	763,731
			19,314,217
Industrial Conglomerates - 0.0%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.25% 2/1/27 (b)		800,000	750,160
Trane Technologies Financing Ltd. 4.65% 11/1/44		314,000	277,587
			1,027,747
Machinery - 0.1%
AGCO Corp. 5.8% 3/21/34		7,687,000	7,673,554
Allison Transmission, Inc. 3.75% 1/30/31 (b)		1,015,000	879,531
Daimler Trucks Finance North America LLC 2% 12/14/26 (b)		3,978,000	3,660,655
ESAB Corp. 6.25% 4/15/29 (b)		780,000	781,788
Ingersoll Rand, Inc.:
5.176% 6/15/29		7,800,000	7,782,580
5.197% 6/15/27		7,800,000	7,800,118
5.314% 6/15/31		8,500,000	8,507,680
5.45% 6/15/34		8,200,000	8,218,397
5.7% 8/14/33		4,393,000	4,477,762
Otis Worldwide Corp. 2.056% 4/5/25		1,790,000	1,738,464
TK Elevator U.S. Newco, Inc. 5.25% 7/15/27 (b)		1,715,000	1,654,521
			53,175,050
Marine Transportation - 0.0%
Seaspan Corp. 5.5% 8/1/29 (b)		200,000	178,226
Passenger Airlines - 0.0%
American Airlines 2019-1 Class B Pass Through Trust equipment trust certificate 3.85% 8/15/29		2,435,724	2,249,699
American Airlines, Inc.:
3.75% 4/15/27		1,413,535	1,363,094
7.25% 2/15/28 (b)		195,000	194,718
8.5% 5/15/29 (b)		745,000	768,413
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.5% 4/20/26 (b)		506,667	501,879
British Airways 2021-1 Class A Pass Through Trust equipment trust certificate 2.9% 9/15/36 (b)		1,295,360	1,115,907
Delta Air Lines, Inc. 2.9% 10/28/24		1,897,000	1,875,734
SMBC Aviation Capital Finance 5.7% 7/25/33 (b)		6,000,000	5,943,747
United Airlines 2019-2 Class B Pass Through Trust equipment trust certificate 3.5% 11/1/29		1,567,407	1,452,946
United Airlines, Inc.:
equipment trust certificate 4.6% 9/1/27		1,595,052	1,548,556
4.375% 4/15/26 (b)		2,840,000	2,736,513
			19,751,206
Professional Services - 0.0%
Booz Allen Hamilton, Inc.:
3.875% 9/1/28 (b)		1,365,000	1,280,215
4% 7/1/29 (b)		105,000	97,797
5.95% 8/4/33		10,000,000	10,264,790
TriNet Group, Inc.:
3.5% 3/1/29 (b)		805,000	710,565
7.125% 8/15/31 (b)		260,000	262,456
			12,615,823
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
0.8% 8/18/24		1,422,000	1,406,455
2.2% 1/15/27		3,428,000	3,153,074
2.875% 1/15/26		4,359,000	4,166,517
2.875% 1/15/32		9,528,000	7,957,498
3.375% 7/1/25		11,630,000	11,345,426
3.75% 6/1/26		5,000,000	4,820,900
5.3% 2/1/28		7,037,000	7,005,799
Beacon Roofing Supply, Inc. 6.5% 8/1/30 (b)		480,000	480,426
Fortress Transportation & Infrastructure Investors LLC 7.875% 12/1/30 (b)		645,000	673,995
Travis Perkins PLC 3.75% 2/17/26 (Reg. S)	GBP	1,100,000	1,329,839
United Rentals North America, Inc. 6.125% 3/15/34 (b)		1,080,000	1,059,534
			43,399,463
Transportation Infrastructure - 0.2%
Avolon Holdings Funding Ltd.:
2.528% 11/18/27 (b)		5,500,000	4,915,450
2.875% 2/15/25 (b)		17,687,000	17,281,025
3.25% 2/15/27 (b)		11,688,000	10,890,965
3.95% 7/1/24 (b)		3,894,000	3,887,544
4.25% 4/15/26 (b)		874,000	846,700
4.375% 5/1/26 (b)		8,375,000	8,133,985
5.5% 1/15/26 (b)		1,754,000	1,737,281
5.75% 3/1/29 (b)		14,000,000	13,901,502
6.375% 5/4/28 (b)		26,845,000	27,220,074
Heathrow Funding Ltd. 6% 3/5/32 (Reg. S)	GBP	1,250,000	1,577,098
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	700,000	635,878
			91,027,502
TOTAL INDUSTRIALS			499,501,057
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.0%
HTA Group Ltd. 7.5% 6/4/29 (b)(g)		1,535,000	1,524,792
Viavi Solutions, Inc. 3.75% 10/1/29 (b)		895,000	742,018
			2,266,810
Electronic Equipment, Instruments & Components - 0.1%
Amphenol Corp. 5.25% 4/5/34		4,400,000	4,385,744
Coherent Corp. 5% 12/15/29 (b)		1,965,000	1,832,328
Dell International LLC/EMC Corp.:
3.375% 12/15/41		3,736,000	2,745,964
3.45% 12/15/51		1,801,000	1,225,372
5.3% 10/1/29		6,227,000	6,237,738
Insight Enterprises, Inc. 6.625% 5/15/32 (b)		360,000	362,381
Sensata Technologies, Inc. 3.75% 2/15/31 (b)		2,410,000	2,079,315
TTM Technologies, Inc. 4% 3/1/29 (b)		515,000	466,499
Vontier Corp.:
2.4% 4/1/28		7,691,000	6,742,768
2.95% 4/1/31		8,630,000	7,091,576
			33,169,685
IT Services - 0.0%
Acuris Finance U.S. 5% 5/1/28 (b)		780,000	708,816
ASGN, Inc. 4.625% 5/15/28 (b)		1,825,000	1,716,474
CDW LLC/CDW Finance Corp. 2.67% 12/1/26		5,350,000	4,974,069
Gartner, Inc.:
3.625% 6/15/29 (b)		655,000	591,900
3.75% 10/1/30 (b)		255,000	224,998
4.5% 7/1/28 (b)		395,000	376,135
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.5% 3/1/29 (b)		1,450,000	1,295,454
Twilio, Inc. 3.875% 3/15/31		400,000	349,037
			10,236,883
Semiconductors & Semiconductor Equipment - 0.2%
Broadcom, Inc.:
1.95% 2/15/28 (b)		5,128,000	4,562,775
2.45% 2/15/31 (b)		65,196,000	54,504,283
2.6% 2/15/33 (b)		23,971,000	19,197,714
3.137% 11/15/35 (b)		6,850,000	5,444,942
3.187% 11/15/36 (b)		6,678,000	5,241,476
3.419% 4/15/33 (b)		8,000,000	6,836,586
3.5% 2/15/41 (b)		23,037,000	17,565,818
3.75% 2/15/51 (b)		1,693,000	1,248,177
Entegris, Inc. 4.375% 4/15/28 (b)		1,255,000	1,173,952
Marvell Technology, Inc.:
2.45% 4/15/28		4,982,000	4,476,666
5.75% 2/15/29		4,817,000	4,900,795
5.95% 9/15/33		3,772,000	3,870,299
Micron Technology, Inc.:
2.703% 4/15/32		2,039,000	1,682,004
3.366% 11/1/41		2,223,000	1,627,471
3.477% 11/1/51		2,229,000	1,540,293
4.185% 2/15/27		4,448,000	4,318,832
5.3% 1/15/31		9,833,000	9,770,382
ON Semiconductor Corp. 3.875% 9/1/28 (b)		500,000	456,576
Qorvo, Inc. 4.375% 10/15/29		1,155,000	1,079,033
			149,498,074
Software - 0.1%
Central Parent, Inc./Central Merger Sub, Inc. 7.25% 6/15/29 (b)		825,000	829,444
Cloud Software Group, Inc. 9% 9/30/29 (b)		520,000	503,176
CNT PRNT/CDK GLO II/FIN 8% 6/15/29 (b)		505,000	518,458
Crowdstrike Holdings, Inc. 3% 2/15/29		495,000	439,534
Elastic NV 4.125% 7/15/29 (b)		495,000	442,581
Fair Isaac Corp.:
4% 6/15/28 (b)		1,130,000	1,046,056
5.25% 5/15/26 (b)		793,000	783,645
Open Text Corp.:
3.875% 2/15/28 (b)		420,000	386,029
3.875% 12/1/29 (b)		3,115,000	2,742,815
Oracle Corp.:
2.875% 3/25/31		7,473,000	6,426,679
3.85% 4/1/60		8,300,000	5,695,187
3.95% 3/25/51		5,299,000	3,903,707
4.375% 5/15/55		2,320,000	1,805,853
5.375% 7/15/40		135,000	128,312
Roper Technologies, Inc.:
1.4% 9/15/27		1,724,000	1,525,835
1.75% 2/15/31		3,736,000	2,990,003
2% 6/30/30		4,476,000	3,721,485
2.95% 9/15/29		2,830,000	2,526,228
VMware, Inc.:
1% 8/15/24		2,107,000	2,086,226
1.4% 8/15/26		925,000	847,131
			39,348,384
Technology Hardware, Storage & Peripherals - 0.0%
Seagate HDD Cayman 8.25% 12/15/29 (b)		2,865,000	3,064,728
TOTAL INFORMATION TECHNOLOGY			237,584,564
MATERIALS - 0.2%
Chemicals - 0.2%
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (b)		935,000	902,473
Celanese U.S. Holdings LLC:
6.165% 7/15/27		11,832,000	11,993,031
6.33% 7/15/29		3,736,000	3,834,995
6.35% 11/15/28		15,274,000	15,684,885
6.55% 11/15/30		18,481,000	19,293,125
6.7% 11/15/33		9,043,000	9,512,987
International Flavors & Fragrances, Inc.:
1.23% 10/1/25 (b)		345,000	324,936
1.832% 10/15/27 (b)		6,986,000	6,193,817
2.3% 11/1/30 (b)		5,293,000	4,383,193
3.468% 12/1/50 (b)		3,000,000	1,966,106
Kobe U.S. Midco 2, Inc. 9.25% 11/1/26 pay-in-kind (b)(c)		509,250	421,404
LSB Industries, Inc. 6.25% 10/15/28 (b)		910,000	875,642
LYB International Finance III LLC:
1.25% 10/1/25		1,661,000	1,566,289
2.25% 10/1/30		3,241,000	2,728,655
Methanex Corp.:
5.125% 10/15/27		1,365,000	1,318,133
5.25% 12/15/29		90,000	86,041
5.65% 12/1/44		931,000	811,402
NOVA Chemicals Corp.:
5% 5/1/25 (b)		1,030,000	1,016,512
5.25% 6/1/27 (b)		949,000	909,092
8.5% 11/15/28 (b)		1,400,000	1,484,794
Nufarm Australia Ltd. 5% 1/27/30 (b)		1,125,000	1,026,716
Nutrien Ltd. 4.9% 3/27/28		5,490,000	5,426,209
Olin Corp.:
5% 2/1/30		1,715,000	1,611,316
5.125% 9/15/27		975,000	945,382
5.625% 8/1/29		2,465,000	2,397,331
Olympus Water U.S. Holding Corp. 9.75% 11/15/28 (b)		455,000	483,804
SPCM SA 3.125% 3/15/27 (b)		485,000	444,185
The Chemours Co. LLC:
5.375% 5/15/27		2,015,000	1,912,987
5.75% 11/15/28 (b)		275,000	251,688
The Dow Chemical Co. 5.15% 2/15/34		12,200,000	11,969,764
Tronox, Inc. 4.625% 3/15/29 (b)		1,145,000	1,038,967
W.R. Grace Holding LLC:
4.875% 6/15/27 (b)		980,000	941,110
7.375% 3/1/31 (b)		95,000	96,427
			113,853,398
Construction Materials - 0.0%
CRH America Finance, Inc. 3.95% 4/4/28 (b)		4,931,000	4,718,309
Eco Material Technologies, Inc. 7.875% 1/31/27 (b)		250,000	249,981
Smyrna Ready Mix Concrete LLC 8.875% 11/15/31 (b)		780,000	821,281
Summit Materials LLC/Summit Materials Finance Corp. 7.25% 1/15/31 (b)		320,000	328,800
VM Consolidated, Inc. 5.5% 4/15/29 (b)		675,000	644,149
			6,762,520
Containers & Packaging - 0.0%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 3.25% 9/1/28 (b)		1,630,000	1,429,354
Ball Corp.:
2.875% 8/15/30		2,065,000	1,741,391
3.125% 9/15/31		955,000	801,654
6% 6/15/29		395,000	395,273
Graphic Packaging International, Inc.:
3.75% 2/1/30 (b)		1,165,000	1,032,570
6.375% 7/15/32 (b)		870,000	871,725
Mauser Packaging Solutions Holding Co. 7.875% 4/15/27 (b)		785,000	799,805
OI European Group BV 4.75% 2/15/30 (b)		280,000	256,603
Owens-Brockway Glass Container, Inc. 7.25% 5/15/31 (b)		985,000	981,663
Sealed Air Corp.:
5% 4/15/29 (b)		1,540,000	1,459,631
6.875% 7/15/33 (b)		1,105,000	1,141,646
Sealed Air Corp./Sealed Air Corp. U.S.:
6.125% 2/1/28 (b)		270,000	268,069
7.25% 2/15/31 (b)		515,000	528,880
Smurfit Kappa Treasury ULC 5.438% 4/3/34 (b)		10,500,000	10,306,149
Trivium Packaging Finance BV 5.5% 8/15/26 (b)		410,000	404,196
			22,418,609
Metals & Mining - 0.0%
Alcoa Nederland Holding BV 7.125% 3/15/31 (b)		170,000	173,877
Anglo American Capital PLC 3.875% 3/16/29 (b)		6,227,000	5,795,780
Arsenal AIC Parent LLC 8% 10/1/30 (b)		155,000	161,221
Cleveland-Cliffs, Inc.:
4.875% 3/1/31 (b)		1,480,000	1,293,943
6.75% 4/15/30 (b)		510,000	504,183
Commercial Metals Co. 3.875% 2/15/31		915,000	803,291
ERO Copper Corp. 6.5% 2/15/30 (b)		1,445,000	1,390,654
FMG Resources August 2006 Pty Ltd. 4.5% 9/15/27 (b)		2,215,000	2,104,043
Glencore Funding LLC 6.125% 10/6/28 (b)		2,000,000	2,044,364
HudBay Minerals, Inc. 4.5% 4/1/26 (b)		135,000	131,584
Kaiser Aluminum Corp. 4.625% 3/1/28 (b)		1,655,000	1,539,650
Mineral Resources Ltd. 8% 11/1/27 (b)		2,075,000	2,110,856
Novelis Corp. 3.875% 8/15/31 (b)		470,000	402,400
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (b)		75,000	68,507
Vibrantz Technologies, Inc. 9% 2/15/30 (b)		675,000	622,514
			19,146,867
TOTAL MATERIALS			162,181,394
REAL ESTATE - 1.0%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Agree LP:
4.8% 10/1/32		6,806,000	6,380,267
5.625% 6/15/34		13,770,000	13,544,733
Alexandria Real Estate Equities, Inc.:
1.875% 2/1/33		10,119,000	7,585,993
2% 5/18/32		8,258,000	6,437,051
4.7% 7/1/30		860,000	826,008
4.9% 12/15/30		7,224,000	7,039,299
American Homes 4 Rent LP:
2.375% 7/15/31		1,482,000	1,197,132
3.375% 7/15/51		2,291,000	1,482,082
3.625% 4/15/32		8,742,000	7,573,131
4.3% 4/15/52		5,604,000	4,303,269
American Tower Corp. 2.1% 6/15/30		3,550,000	2,950,091
Boston Properties, Inc.:
2.9% 3/15/30		6,500,000	5,499,445
3.2% 1/15/25		1,035,000	1,018,024
4.5% 12/1/28		4,766,000	4,484,242
Brixmor Operating Partnership LP:
2.25% 4/1/28		2,355,000	2,087,837
3.85% 2/1/25		1,010,000	995,958
4.05% 7/1/30		10,487,000	9,654,301
4.125% 6/15/26		5,827,000	5,655,038
4.125% 5/15/29		20,383,000	19,115,547
5.5% 2/15/34		6,800,000	6,634,556
Corporate Office Properties LP:
2% 1/15/29		7,631,000	6,454,744
2.25% 3/15/26		3,486,000	3,281,162
2.75% 4/15/31		8,767,000	7,213,937
2.9% 12/1/33		8,223,000	6,423,453
Healthcare Realty Holdings LP:
3.1% 2/15/30		1,868,000	1,621,986
3.5% 8/1/26		1,945,000	1,851,050
Hudson Pacific Properties LP:
3.95% 11/1/27		2,573,000	2,207,087
4.65% 4/1/29		12,862,000	10,055,488
5.95% 2/15/28		17,949,000	15,405,424
Invitation Homes Operating Partnership LP:
2% 8/15/31		2,893,000	2,270,686
4.15% 4/15/32		13,560,000	12,340,063
Iron Mountain, Inc. 4.875% 9/15/29 (b)		5,715,000	5,295,501
Kimco Realty OP, LLC:
2.25% 12/1/31		15,265,000	12,153,883
6.4% 3/1/34		20,000,000	21,115,040
Kite Realty Group LP 5.5% 3/1/34		5,568,000	5,431,942
Kite Realty Group Trust:
4% 3/15/25		11,758,000	11,577,125
4.75% 9/15/30		20,325,000	19,297,692
LXP Industrial Trust (REIT):
2.7% 9/15/30		1,445,000	1,202,708
4.4% 6/15/24		1,498,000	1,496,717
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31		7,487,000	4,859,158
5% 10/15/27		665,000	545,041
5.25% 8/1/26		4,655,000	4,225,876
NNN (REIT), Inc. 5.6% 10/15/33		12,000,000	11,947,579
Omega Healthcare Investors, Inc.:
3.25% 4/15/33		27,105,000	21,716,752
3.375% 2/1/31		13,114,000	11,158,498
3.625% 10/1/29		8,376,000	7,443,080
4.5% 1/15/25		2,396,000	2,373,702
4.5% 4/1/27		5,129,000	4,955,383
4.75% 1/15/28		14,408,000	13,854,048
5.25% 1/15/26		6,569,000	6,497,368
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer 7% 2/1/30 (b)		300,000	301,952
Phillips Edison Grocery Center Operating Partnership I LP 5.75% 7/15/34		5,448,000	5,391,473
Piedmont Operating Partnership LP 2.75% 4/1/32		3,748,000	2,696,666
Realty Income Corp.:
2.1% 3/15/28		4,695,000	4,184,921
2.2% 6/15/28		1,380,000	1,223,790
2.85% 12/15/32		1,998,000	1,641,601
3.25% 1/15/31		1,828,000	1,614,827
3.4% 1/15/28		2,874,000	2,700,892
Retail Opportunity Investments Partnership LP 4% 12/15/24		641,000	633,764
Safehold Operating Partnership LP 2.85% 1/15/32		345,000	282,539
SBA Communications Corp.:
3.125% 2/1/29		2,395,000	2,107,156
3.875% 2/15/27		515,000	487,454
Service Properties Trust:
3.95% 1/15/28		40,000	33,201
5.5% 12/15/27		430,000	394,996
Simon Property Group LP 2.45% 9/13/29		3,008,000	2,622,106
SITE Centers Corp.:
3.625% 2/1/25		2,000,000	1,974,107
4.25% 2/1/26		3,528,000	3,475,022
Store Capital LLC:
2.7% 12/1/31		8,095,000	6,464,179
2.75% 11/18/30		4,066,000	3,319,387
4.625% 3/15/29		2,374,000	2,232,911
Sun Communities Operating LP:
2.3% 11/1/28		4,282,000	3,738,743
2.7% 7/15/31		9,688,000	7,958,897
4.2% 4/15/32		9,341,000	8,334,711
5.7% 1/15/33		7,726,000	7,603,913
UDR, Inc. 2.1% 8/1/32		4,480,000	3,464,818
Ventas Realty LP:
2.5% 9/1/31		25,590,000	20,870,950
2.65% 1/15/25		1,375,000	1,347,398
3% 1/15/30		16,847,000	14,750,349
4% 3/1/28		2,553,000	2,426,113
4.125% 1/15/26		999,000	975,324
4.4% 1/15/29		6,227,000	5,956,070
4.75% 11/15/30		16,500,000	15,734,720
VICI Properties LP:
4.375% 5/15/25		2,145,000	2,115,408
4.75% 2/15/28		14,680,000	14,241,052
4.95% 2/15/30		21,594,000	20,686,752
5.125% 5/15/32		18,487,000	17,471,738
5.75% 4/1/34		4,314,000	4,243,039
VICI Properties LP / VICI Note Co.:
4.25% 12/1/26 (b)		3,840,000	3,691,052
4.5% 9/1/26 (b)		1,508,000	1,461,430
4.625% 6/15/25 (b)		150,000	147,956
Vornado Realty LP:
2.15% 6/1/26		4,402,000	4,042,909
3.4% 6/1/31		14,755,000	11,479,043
WP Carey, Inc.:
2.4% 2/1/31		3,511,000	2,918,996
3.85% 7/15/29		1,991,000	1,840,424
4.25% 7/23/32	EUR	300,000	321,832
			572,342,758
Real Estate Management & Development - 0.2%
ACCENTRO Real Estate AG 5.625% 2/13/26 (Reg. S)	EUR	1,314,000	550,342
AGPS BondCo PLC:
4.625% 1/14/26 (Reg. S) (c)	EUR	500,000	187,442
5% 4/27/27 (Reg. S) (c)	EUR	5,500,000	2,055,898
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	4,220,000	3,977,230
2.625% 10/20/28 (Reg. S)	GBP	650,000	716,331
Brandywine Operating Partnership LP:
3.95% 11/15/27		4,382,000	3,942,745
4.55% 10/1/29		3,023,000	2,632,625
8.05% 3/15/28		19,371,000	19,974,523
8.875% 4/12/29		22,481,000	23,266,936
CBRE Group, Inc.:
2.5% 4/1/31		10,225,000	8,427,437
4.875% 3/1/26		7,844,000	7,747,490
CPI Property Group SA 7% 5/7/29 (Reg. S)	EUR	300,000	310,888
Essex Portfolio LP 5.5% 4/1/34		4,442,000	4,364,434
Greystar Real Estate Partners 7.75% 9/1/30 (b)		115,000	121,049
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	1,390,000	1,302,348
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	1,400,000	1,060,311
Kennedy-Wilson, Inc. 4.75% 2/1/30		890,000	729,565
Samhallsbyggnadsbolaget I Norden AB:
2.25% 8/12/27 (Reg. S)	EUR	650,000	482,087
3% 1/14/25 (Reg. S)	EUR	652,000	654,620
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	700,000	702,117
Tanger Properties LP:
2.75% 9/1/31		16,949,000	13,781,241
3.125% 9/1/26		2,628,000	2,467,383
3.875% 7/15/27		11,191,000	10,552,615
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.75% 1/15/28 (b)		875,000	861,411
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	1,300,000	1,305,175
			112,174,243
TOTAL REAL ESTATE			684,517,001
UTILITIES - 1.0%
Electric Utilities - 0.6%
Alabama Power Co. 3.05% 3/15/32		18,116,000	15,608,819
American Transmission Systems, Inc. 2.65% 1/15/32 (b)		5,846,000	4,825,912
Amprion GmbH 3.625% 5/21/31 (Reg. S)	EUR	300,000	322,499
Clearway Energy Operating LLC:
3.75% 2/15/31 (b)		1,625,000	1,418,006
4.75% 3/15/28 (b)		140,000	133,096
Cleco Corporate Holdings LLC:
3.375% 9/15/29		11,796,000	10,229,768
3.743% 5/1/26		19,755,000	19,020,514
Cleveland Electric Illuminating Co.:
3.5% 4/1/28 (b)		5,498,000	5,118,107
5.95% 12/15/36		2,055,000	2,051,728
DPL, Inc. 4.35% 4/15/29		7,785,000	7,194,222
Duke Energy Carolinas LLC 4.95% 1/15/33		8,000,000	7,822,575
Duke Energy Corp.:
2.45% 6/1/30		790,000	673,589
2.55% 6/15/31		4,359,000	3,643,850
3.85% 6/15/34	EUR	1,450,000	1,511,964
4.3% 3/15/28		2,316,000	2,241,355
4.5% 8/15/32		12,535,000	11,729,886
5% 8/15/52		17,535,000	15,311,527
6.1% 9/15/53		8,700,000	8,891,297
Duke Energy Indiana LLC 4.9% 7/15/43		1,678,000	1,513,299
Duquesne Light Holdings, Inc.:
2.532% 10/1/30 (b)		7,005,000	5,874,666
2.775% 1/7/32 (b)		11,501,000	9,289,599
3.616% 8/1/27 (b)		2,736,000	2,559,648
Electricite de France SA:
4.75% 10/12/34 (Reg. S)	EUR	800,000	916,159
5.5% 1/25/35 (Reg. S)	GBP	1,500,000	1,841,121
ENEL Finance International NV 7.5% 10/14/32 (b)		1,105,000	1,226,243
Enel SpA 3.375% (Reg. S) (c)(i)	EUR	671,000	706,226
Exelon Corp.:
2.75% 3/15/27		269,000	251,408
3.35% 3/15/32		20,066,000	17,514,262
4.05% 4/15/30		4,724,000	4,429,957
4.1% 3/15/52		3,609,000	2,775,196
5.15% 3/15/29		6,500,000	6,466,054
5.3% 3/15/33		9,000,000	8,917,577
5.45% 3/15/34		7,200,000	7,136,375
5.6% 3/15/53		6,800,000	6,582,513
FirstEnergy Corp.:
1.6% 1/15/26		199,000	186,782
2.05% 3/1/25		2,486,000	2,415,246
2.25% 9/1/30		7,286,000	6,014,385
2.65% 3/1/30		11,794,000	10,136,441
Firstenergy Pennsylvania Elect 5.2% 4/1/28 (b)		6,490,000	6,468,336
Georgia Power Co.:
4.65% 5/16/28		5,500,000	5,404,133
5.25% 3/15/34		8,750,000	8,689,489
IPALCO Enterprises, Inc.:
4.25% 5/1/30		8,967,000	8,307,310
5.75% 4/1/34 (b)		22,200,000	21,888,243
ITC Holdings Corp. 5.65% 5/9/34 (b)		11,700,000	11,672,950
Monongahela Power Co. 5.85% 2/15/34 (b)		6,875,000	6,964,875
NextEra Energy Partners LP:
4.25% 9/15/24 (b)		56,000	55,085
7.25% 1/15/29 (b)		820,000	839,432
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (c)	EUR	1,960,000	1,955,244
NRG Energy, Inc.:
3.625% 2/15/31 (b)		1,785,000	1,529,572
5.25% 6/15/29 (b)		484,000	461,659
5.75% 1/15/28		1,281,000	1,256,507
6.625% 1/15/27		57,000	56,941
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (b)		99,228	98,731
PG&E Corp. 5% 7/1/28		2,715,000	2,602,648
Southern Co.:
1.875% 9/15/81 (c)	EUR	2,400,000	2,314,247
3.7% 4/30/30		9,229,000	8,509,632
4.4% 7/1/46		8,095,000	6,794,760
5.113% 8/1/27 (d)		1,724,000	1,714,355
5.5% 3/15/29		7,200,000	7,278,621
5.7% 3/15/34		11,450,000	11,616,215
Tampa Electric Co. 6.55% 5/15/36		280,000	297,056
Virginia Electric & Power Co.:
2.3% 11/15/31		2,300,000	1,882,521
2.4% 3/30/32		1,724,000	1,407,257
3.75% 5/15/27		2,000,000	1,926,408
Vistra Operations Co. LLC:
5% 7/31/27 (b)		3,190,000	3,085,170
5.5% 9/1/26 (b)		6,098,000	5,997,721
5.625% 2/15/27 (b)		665,000	654,334
Xcel Energy, Inc.:
3.5% 12/1/49		4,570,000	3,116,590
4.8% 9/15/41		311,000	267,984
			349,615,897
Gas Utilities - 0.0%
Boston Gas Co. 4.487% 2/15/42 (b)		1,118,000	909,091
Nakilat, Inc. 6.067% 12/31/33 (b)		1,010,054	1,038,144
Southern Co. Gas Capital Corp. 3.15% 9/30/51		3,046,000	1,921,666
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (b)		185,000	168,303
			4,037,204
Independent Power and Renewable Electricity Producers - 0.2%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (b)		6,227,000	6,078,408
Emera U.S. Finance LP:
2.639% 6/15/31		7,893,000	6,446,164
3.55% 6/15/26		9,123,000	8,728,496
4.75% 6/15/46		5,449,000	4,410,845
RWE Finance U.S. LLC 5.875% 4/16/34 (b)		1,485,000	1,486,446
Sunnova Energy Corp. 11.75% 10/1/28 (b)		455,000	312,553
TerraForm Power Operating LLC:
4.75% 1/15/30 (b)		75,000	68,133
5% 1/31/28 (b)		1,056,000	1,007,871
The AES Corp.:
1.375% 1/15/26		6,788,000	6,338,614
2.45% 1/15/31		75,541,000	62,029,775
3.3% 7/15/25 (b)		18,060,000	17,541,098
3.95% 7/15/30 (b)		21,858,000	19,693,728
TransAlta Corp. 6.5% 3/15/40		655,000	643,913
			134,786,044
Multi-Utilities - 0.2%
Berkshire Hathaway Energy Co.:
3.25% 4/15/28		2,069,000	1,935,787
3.7% 7/15/30		161,000	148,606
Consolidated Edison Co. of New York, Inc.:
5.2% 3/1/33		8,097,000	8,084,027
5.5% 3/15/34		5,000,000	5,063,753
5.9% 11/15/53		5,000,000	5,133,384
Dominion Energy, Inc. 3.071% 8/15/24 (c)		5,508,000	5,476,380
E.ON SE 3.375% 1/15/31 (Reg. S)	EUR	700,000	745,639
Engie SA:
3.875% 3/6/36 (Reg. S)	EUR	800,000	860,620
4.25% 9/6/34 (Reg. S)	EUR	600,000	664,812
5.625% 4/10/34 (b)		417,000	415,815
NiSource, Inc.:
0.95% 8/15/25		829,000	784,497
1.7% 2/15/31		3,114,000	2,471,427
2.95% 9/1/29		15,395,000	13,758,394
3.6% 5/1/30		21,588,000	19,694,998
4.375% 5/15/47		3,114,000	2,540,391
4.8% 2/15/44		4,982,000	4,346,429
5% 6/15/52		2,180,000	1,936,958
5.25% 3/30/28		4,400,000	4,388,132
5.25% 2/15/43		132,000	121,915
5.35% 4/1/34		4,500,000	4,400,586
5.4% 6/30/33		5,000,000	4,933,222
5.95% 6/15/41		2,375,000	2,382,527
Puget Energy, Inc.:
2.379% 6/15/28		6,588,000	5,841,012
3.65% 5/15/25		2,677,000	2,623,270
4.1% 6/15/30		7,982,000	7,290,503
4.224% 3/15/32		27,701,000	24,626,855
Sempra 6% 10/15/39		2,744,000	2,767,934
WEC Energy Group, Inc.:
CME Term SOFR 3 Month Index + 2.110% 7.6965% 5/15/67 (c)(h)		3,075,000	3,028,910
2.2% 12/15/28		3,114,000	2,733,325
			139,200,108
Water Utilities - 0.0%
Anglian Water Services Financing PLC:
5.875% 6/20/31 (Reg. S)	GBP	565,000	726,640
6.293% 7/30/30 (Reg. S)	GBP	1,000,000	1,313,670
Severn Trent Utilities Finance PLC 4.625% 11/30/34 (Reg. S)	GBP	380,000	447,284
Southern Water Services Finance Ltd. 2.375% 5/28/28 (Reg. S)	GBP	870,000	943,199
SW Finance I PLC 7.375% 12/12/41 (Reg. S)	GBP	431,000	525,005
			3,955,798
TOTAL UTILITIES			631,595,051
TOTAL NONCONVERTIBLE BONDS (Cost $9,961,875,855)			9,613,941,420

U.S. Treasury Obligations - 12.5%
	Principal Amount (a)	Value ($)
U.S. Treasury Bonds:
1.125% 8/15/40	3,500,000	2,099,180
1.75% 8/15/41	13,264,000	8,651,133
1.875% 2/15/41	7,454,500	5,034,408
2% 11/15/41	19,304,500	13,084,831
2.25% 8/15/46	830,000	546,698
2.25% 2/15/52	85,500,000	53,541,035
2.375% 5/15/51 (j)	634,826,000	411,520,997
2.875% 5/15/52	409,400,000	295,423,679
3.625% 2/15/53	244,816,000	205,042,963
3.625% 5/15/53	2,100,000	1,759,078
4.125% 8/15/53 (j)	486,380,000	446,101,656
4.25% 2/15/54	344,263,000	322,907,936
4.375% 8/15/43	358,000	341,876
4.5% 2/15/44	2,975,000	2,887,145
4.5% 5/15/44	585,000	578,602
4.625% 5/15/54	50,780,000	50,716,525
4.75% 11/15/53	120,000,000	122,250,000
6.25% 5/15/30 (k)	5,440,000	5,930,450
U.S. Treasury Notes:
1% 7/31/28 (l)	7,000,000	6,064,844
1.25% 4/30/28	250,000,000	220,478,515
1.25% 5/31/28	74,500,000	65,545,449
1.25% 6/30/28	75,000,000	65,830,079
1.875% 2/28/29	150,000,000	133,218,750
2.75% 8/15/32	125,847,100	110,848,682
3.125% 11/15/28	51,642,000	48,716,965
3.375% 5/15/33	250,186,000	229,623,838
3.5% 1/31/28	19,465,600	18,749,327
3.5% 1/31/30	477,918,900	453,780,263
3.5% 4/30/30	143,600,000	136,111,484
3.5% 2/15/33	310,524,000	288,314,255
3.625% 3/31/30	122,852,000	117,299,666
3.75% 12/31/28	1,935,000	1,872,868
3.75% 5/31/30	278,624,800	267,555,995
3.75% 6/30/30	28,200,000	27,062,086
3.875% 12/31/27 (l)	209,781,800	204,764,092
3.875% 12/31/29	224,177,300	217,101,704
3.875% 8/15/33	128,437,500	122,396,924
4% 1/15/27	135,521,200	133,101,935
4% 6/30/28	79,000,000	77,352,109
4% 1/31/29	5,950,000	5,819,611
4% 10/31/29	6,812,900	6,644,174
4% 2/28/30	461,900,000	449,919,469
4% 7/31/30	20,329,200	19,773,323
4% 1/31/31	19,175,600	18,621,305
4% 2/15/34	39,379,200	37,859,409
4.125% 2/15/27	65,632,500	64,663,395
4.125% 7/31/28	373,500,000	367,386,855
4.125% 8/31/30	166,977,500	163,442,272
4.125% 11/15/32	489,000,900	476,202,827
4.25% 3/15/27	100,813,100	99,647,449
4.25% 2/28/29	2,300,000	2,274,395
4.25% 2/28/31	72,205,000	71,164,233
4.375% 12/15/26	7,725,900	7,657,393
4.375% 8/31/28	104,000,000	103,272,812
4.375% 11/30/30	68,244,800	67,724,966
4.375% 5/15/34	14,621,800	14,491,575
4.5% 7/15/26	57,596,800	57,200,822
4.5% 5/15/27	39,667,700	39,481,758
4.5% 11/15/33	600,173,200	600,266,977
4.625% 9/15/26	99,000,000	98,613,281
4.625% 10/15/26	82,959,900	82,661,763
4.625% 11/15/26	12,440,000	12,400,153
4.625% 9/30/28	119,000,000	119,320,742
4.625% 4/30/29	5,100,000	5,124,703
4.625% 9/30/30	156,000,000	156,920,157
4.625% 5/31/31	10,468,800	10,548,952
4.875% 4/30/26	15,019,400	15,014,120
4.875% 10/31/30	214,843,900	219,107,209
TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,891,741,012)		8,287,434,122

U.S. Government Agency - Mortgage Securities - 30.2%
	Principal Amount (a)	Value ($)
Fannie Mae - 6.5%
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.440% 5.945% 4/1/37 (c)(h)	6,202	6,287
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.460% 6.085% 1/1/35 (c)(h)	1,863	1,889
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.480% 5.73% 7/1/34 (c)(h)	672	685
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.500% 5.755% 1/1/35 (c)(h)	7,600	7,683
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.530% 5.785% 12/1/34 (c)(h)	1,442	1,457
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.530% 5.785% 3/1/35 (c)(h)	1,162	1,175
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.530% 5.94% 3/1/36 (c)(h)	1,117	1,137
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.550% 5.803% 6/1/36 (c)(h)	6,026	6,170
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.550% 7.174% 10/1/33 (c)(h)	655	661
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.560% 6.065% 3/1/37 (c)(h)	5,532	5,619
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.560% 7.359% 7/1/35 (c)(h)	929	939
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.620% 5.996% 3/1/33 (c)(h)	4,254	4,320
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.630% 5.815% 9/1/36 (c)(h)	1,782	1,819
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.640% 5.916% 5/1/35 (c)(h)	8,958	9,141
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.640% 6.162% 11/1/36 (c)(h)	2,382	2,424
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.680% 6.004% 7/1/43 (c)(h)	74,672	76,245
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.680% 6.193% 5/1/36 (c)(h)	3,808	3,872
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.700% 6.07% 6/1/42 (c)(h)	7,655	7,811
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.710% 5.857% 8/1/35 (c)(h)	3,030	3,097
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.730% 6.028% 3/1/40 (c)(h)	10,590	10,825
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.750% 6% 8/1/41 (c)(h)	17,035	17,481
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.750% 6.038% 7/1/35 (c)(h)	2,663	2,709
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.800% 6.05% 7/1/41 (c)(h)	3,667	3,773
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.800% 6.051% 12/1/40 (c)(h)	313,927	321,992
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.800% 6.055% 1/1/42 (c)(h)	23,356	23,866
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.810% 6.05% 7/1/41 (c)(h)	4,506	4,636
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.810% 6.06% 12/1/39 (c)(h)	3,218	3,291
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.810% 6.068% 9/1/41 (c)(h)	3,406	3,498
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.810% 6.304% 2/1/42 (c)(h)	15,003	15,333
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.820% 6.297% 2/1/35 (c)(h)	13,263	13,507
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.830% 6.08% 10/1/41 (c)(h)	2,883	2,890
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.950% 5.771% 7/1/37 (c)(h)	15,500	15,932
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.960% 6.418% 9/1/35 (c)(h)	1,339	1,365
U.S. TREASURY 1 YEAR INDEX + 2.200% 6.583% 3/1/35 (c)(h)	3,128	3,155
U.S. TREASURY 1 YEAR INDEX + 2.270% 6.395% 6/1/36 (c)(h)	9,235	9,351
U.S. TREASURY 1 YEAR INDEX + 2.280% 6.403% 10/1/33 (c)(h)	5,113	5,174
U.S. TREASURY 1 YEAR INDEX + 2.460% 6.473% 7/1/34 (c)(h)	7,486	7,596
1% 12/1/36	82,065,248	67,394,452
1.5% 9/1/35 to 8/1/51	222,588,617	177,841,071
2% 2/1/28 to 3/1/52 (j)	1,064,275,759	881,497,050
2.5% 1/1/30 to 7/1/53	1,195,477,192	1,009,100,945
3% 12/1/28 to 8/1/52 (l)	590,483,231	513,022,974
3.25% 12/1/41	5,306	4,803
3.4% 7/1/42 to 9/1/42	104,429	93,986
3.5% 9/1/33 to 8/1/52 (m)	545,468,546	487,546,183
3.65% 5/1/42 to 8/1/42	32,819	29,966
3.9% 4/1/42	8,938	8,292
4% 3/1/36 to 2/1/53	379,362,854	350,793,341
4.25% 11/1/41	17,027	16,183
4.5% to 4.5% 5/1/25 to 5/1/53 (l)	160,282,869	152,092,258
5% 10/1/29 to 12/1/52	134,046,810	130,429,955
5.288% 8/1/41 (c)	204,965	201,298
5.5% 11/1/34 to 4/1/54 (m)	190,864,956	188,586,991
6% to 6% 9/1/29 to 5/1/54	218,291,348	219,390,830
6.5% 1/1/26 to 3/1/54	168,883,402	173,077,937
6.712% 2/1/39 (c)	87,265	88,402
7% to 7% 8/1/25 to 7/1/37	67,997	70,145
7.5% to 7.5% 11/1/24 to 9/1/32	38,990	40,231
8% 3/1/37	2,788	2,923
9% 10/1/30	2,904	3,067
TOTAL FANNIE MAE		4,351,942,088
Freddie Mac - 3.8%
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.120% 5.424% 8/1/37 (c)(h)	7,384	7,365
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.320% 5.575% 1/1/36 (c)(h)	3,628	3,643
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.370% 5.625% 3/1/36 (c)(h)	14,708	14,834
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.500% 5.824% 3/1/36 (c)(h)	14,979	15,139
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.750% 6% 12/1/40 (c)(h)	114,370	116,310
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.750% 6% 7/1/41 (c)(h)	25,723	26,305
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.750% 6% 9/1/41 (c)(h)	51,189	52,216
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.860% 7.239% 4/1/36 (c)(h)	7,701	7,843
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.880% 6.13% 9/1/41 (c)(h)	4,630	4,739
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.880% 7.255% 4/1/41 (c)(h)	1,101	1,122
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.910% 5.966% 6/1/41 (c)(h)	9,410	9,680
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.910% 6.083% 5/1/41 (c)(h)	10,613	10,898
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.910% 6.16% 6/1/41 (c)(h)	3,407	3,500
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.910% 6.189% 10/1/42 (c)(h)	17,970	18,277
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.910% 6.478% 5/1/41 (c)(h)	9,781	10,012
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.950% 6.367% 10/1/36 (c)(h)	18,550	18,791
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.960% 5.711% 6/1/33 (c)(h)	2,970	3,042
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.990% 6.433% 10/1/35 (c)(h)	9,006	9,134
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 2.020% 6.937% 4/1/38 (c)(h)	6,406	6,534
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 2.020% 7.885% 6/1/37 (c)(h)	14,473	14,733
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 2.030% 6.158% 3/1/33 (c)(h)	129	131
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 2.040% 6.256% 7/1/36 (c)(h)	9,598	9,852
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 2.200% 6.45% 12/1/36 (c)(h)	12,103	12,406
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 2.500% 8.185% 10/1/35 (c)(h)	4,424	4,540
U.S. TREASURY 1 YEAR INDEX + 2.030% 5.9% 6/1/33 (c)(h)	12,269	12,345
U.S. TREASURY 1 YEAR INDEX + 2.260% 5.76% 6/1/33 (c)(h)	23,351	23,604
U.S. TREASURY 1 YEAR INDEX + 2.430% 6.378% 3/1/35 (c)(h)	40,485	40,982
1.5% 8/1/35 to 6/1/51 (j)	444,710,715	335,111,811
2% 6/1/35 to 4/1/52	719,133,932	581,437,218
2.5% 1/1/30 to 6/1/52	521,412,260	439,275,792
3% 12/1/30 to 12/1/52	251,639,829	215,774,870
3.5% 3/1/32 to 10/1/52	253,147,436	226,516,899
4% 5/1/33 to 3/1/53	82,526,197	76,822,981
4% 4/1/48	8,481	7,848
4.5% 6/1/25 to 5/1/53	46,079,697	43,638,912
5% 7/1/33 to 8/1/53	154,027,389	149,609,958
5.5% 3/1/34 to 3/1/54 (j)(k)	284,644,192	281,893,901
6% 11/1/28 to 4/1/54	100,792,840	101,587,844
6.5% 5/1/26 to 1/1/54	57,908,066	59,649,907
7% 3/1/26 to 9/1/36	81,455	84,300
7.5% 1/1/27 to 7/1/34	26,822	28,112
8% 7/1/24 to 4/1/32	1,750	1,797
8.5% 4/1/25 to 1/1/28	781	796
TOTAL FREDDIE MAC		2,511,900,923
Ginnie Mae - 6.0%
3.5% 9/20/40 to 12/20/49	63,271,230	57,085,329
4% 7/20/33 to 10/20/52	138,186,426	127,842,271
4.5% 6/20/33 to 4/20/53	105,562,063	99,896,163
5.5% 8/15/33 to 9/15/39	177,594	180,733
6% to 6% 10/15/30 to 5/15/40	234,832	241,750
7% to 7% 8/15/25 to 11/15/32	253,166	259,433
7.5% to 7.5% 7/15/24 to 9/15/31	12,917	13,104
8% 9/15/24 to 11/15/29	2,155	2,188
8.5% to 8.5% 11/15/27 to 1/15/31	1,929	2,000
2% 9/20/50 to 1/20/54	336,548,644	269,713,565
2% 6/1/54 (g)	250,000	200,170
2% 6/1/54 (g)	4,825,000	3,863,274
2% 6/1/54 (g)	10,375,000	8,307,039
2% 6/1/54 (g)	83,350,000	66,736,553
2% 6/1/54 (g)	4,825,000	3,863,274
2% 6/1/54 (g)	167,400,000	134,033,581
2% 6/1/54 (g)	20,900,000	16,734,181
2% 6/1/54 (g)	9,700,000	7,766,581
2% 6/1/54 (g)	4,400,000	3,522,985
2% 6/1/54 (g)	35,375,000	28,324,002
2% 6/1/54 (g)	2,050,000	1,641,391
2% 6/1/54 (g)	10,400,000	8,327,056
2% 6/1/54 (g)	83,500,000	66,856,655
2% 6/1/54 (g)	4,850,000	3,883,291
2% 6/1/54 (g)	7,250,000	5,804,919
2% 6/1/54 (g)	58,150,000	46,559,455
2% 6/1/54 (g)	3,350,000	2,682,273
2% 6/1/54 (g)	5,300,000	4,243,596
2% 6/1/54 (g)	42,200,000	33,788,633
2% 6/1/54 (g)	2,400,000	1,921,628
2% 6/1/54 (g)	20,700,000	16,574,045
2% 6/1/54 (g)	166,200,000	133,072,767
2% 6/1/54 (g)	9,650,000	7,726,548
2% 6/1/54 (g)	500,000	400,339
2% 6/1/54 (g)	4,500,000	3,603,053
2% 7/1/54 (g)	20,900,000	16,749,693
2% 7/1/54 (g)	167,600,000	134,318,109
2% 7/1/54 (g)	10,850,000	8,695,415
2.5% 11/20/47 to 1/20/52	276,586,523	228,181,427
2.5% 6/1/54 (g)	28,025,000	23,342,830
2.5% 6/1/54 (g)	120,625,000	100,472,037
2.5% 6/1/54 (g)	28,025,000	23,342,830
2.5% 6/1/54 (g)	120,625,000	100,472,037
2.5% 6/1/54 (g)	12,600,000	10,494,903
2.5% 6/1/54 (g)	12,600,000	10,494,903
2.5% 7/1/54 (g)	12,600,000	10,502,778
2.5% 7/1/54 (g)	28,000,000	23,339,506
2.5% 7/1/54 (g)	120,600,000	100,526,588
2.5% 7/1/54 (g)	12,600,000	10,502,778
3% 5/15/42 to 2/20/50	7,892,308	6,851,441
3% 6/1/54 (g)	19,050,000	16,454,483
3% 6/1/54 (g)	184,700,000	159,535,068
3% 6/1/54 (g)	6,650,000	5,743,953
3% 6/1/54 (g)	14,300,000	12,351,659
3% 6/1/54 (g)	138,500,000	119,629,707
3% 6/1/54 (g)	5,000,000	4,318,762
3% 6/1/54 (g)	6,650,000	5,743,953
3% 6/1/54 (g)	64,650,000	55,841,593
3% 6/1/54 (g)	2,350,000	2,029,818
3% 6/1/54 (g)	61,000,000	52,688,896
3% 6/1/54 (g)	6,325,000	5,463,234
3% 6/1/54 (g)	2,200,000	1,900,255
3.5% 6/1/54 (g)	11,675,000	10,414,061
3.5% 6/1/54 (g)	89,800,000	80,101,304
3.5% 6/1/54 (g)	6,075,000	5,418,880
3.5% 6/1/54 (g)	5,825,000	5,195,881
3.5% 6/1/54 (g)	44,875,000	40,028,352
3.5% 6/1/54 (g)	2,325,000	2,073,892
3.5% 6/1/54 (g)	17,975,000	16,033,641
3.5% 6/1/54 (g)	2,825,000	2,519,891
3.5% 6/1/54 (g)	21,775,000	19,423,228
3.5% 6/1/54 (g)	3,025,000	2,698,290
3.5% 6/1/54 (g)	1,225,000	1,092,696
3.5% 6/1/54 (g)	1,475,000	1,315,695
3.5% 6/1/54 (g)	17,975,000	16,033,641
3.5% 6/1/54 (g)	2,350,000	2,096,192
3.5% 6/1/54 (g)	1,200,000	1,070,396
3.5% 7/1/54 (g)	90,050,000	80,366,518
3.5% 7/1/54 (g)	11,700,000	10,441,846
3.5% 7/1/54 (g)	6,100,000	5,444,040
3.5% 7/1/54 (g)	13,300,000	11,869,791
3.5% 7/1/54 (g)	102,350,000	91,343,844
3.5% 7/1/54 (g)	6,900,000	6,158,012
4% 6/1/54 (g)	8,500,000	7,805,770
4% 6/1/54 (g)	70,400,000	64,650,143
4.5% 6/1/54 (g)	12,900,000	12,187,053
4.5% 6/1/54 (g)	88,500,000	83,608,853
4.5% 7/1/54 (g)	12,900,000	12,180,422
4.5% 7/1/54 (g)	88,500,000	83,703,621
5% 4/15/33 to 6/20/48	8,069,400	7,983,463
5% 6/1/54 (g)	11,550,000	11,203,053
5% 6/1/54 (g)	113,575,000	110,163,355
5% 6/1/54 (g)	55,625,000	53,954,097
5% 6/1/54 (g)	5,650,000	5,480,281
5.5% 6/1/54 (g)	7,050,000	6,991,687
5.5% 6/1/54 (g)	65,000,000	64,462,359
5.5% 6/1/54 (g)	5,100,000	5,057,816
5.5% 6/1/54 (g)	4,150,000	4,115,674
5.5% 6/1/54 (g)	38,400,000	38,082,378
5.5% 6/1/54 (g)	3,000,000	2,975,186
5.5% 7/1/54 (g)	5,900,000	5,844,976
5.5% 7/1/54 (g)	54,800,000	54,288,930
5.5% 7/1/54 (g)	4,300,000	4,259,898
5.5% 7/1/54 (g)	5,300,000	5,250,572
5.5% 7/1/54 (g)	48,600,000	48,146,752
5.5% 7/1/54 (g)	3,800,000	3,764,561
6% 6/1/54 (g)	6,900,000	6,945,387
6% 6/1/54 (g)	72,200,000	72,674,917
6% 6/1/54 (g)	3,000,000	3,019,733
6% 6/1/54 (g)	13,750,000	13,840,445
6% 6/1/54 (g)	28,550,000	28,737,796
6% 6/1/54 (g)	5,350,000	5,385,191
6% 6/1/54 (g)	5,325,000	5,360,027
6% 6/1/54 (g)	28,650,000	28,838,454
6% 6/1/54 (g)	6,125,000	6,165,289
6% 6/1/54 (g)	33,025,000	33,242,232
6% 6/1/54 (g)	4,325,000	4,353,449
6% 6/1/54 (g)	23,225,000	23,377,769
6% 6/1/54 (g)	3,450,000	3,472,693
6% 6/1/54 (g)	18,575,000	18,697,183
6% 7/1/54 (g)	9,900,000	9,947,331
6% 7/1/54 (g)	85,950,000	86,360,918
6% 7/1/54 (g)	675,000	678,227
6% 7/1/54 (g)	6,075,000	6,104,044
6% 7/1/54 (g)	5,350,000	5,375,578
6% 7/1/54 (g)	28,600,000	28,736,734
6% 7/1/54 (g)	4,325,000	4,345,677
6% 7/1/54 (g)	23,225,000	23,336,036
6% 7/1/54 (g)	3,450,000	3,466,494
6% 7/1/54 (g)	18,575,000	18,663,805
6.5% 3/20/31 to 6/15/37	39,335	40,560
6.5% 6/1/54 (g)	1,800,000	1,826,489
6.5% 7/1/54 (g)	1,800,000	1,823,746
TOTAL GINNIE MAE		3,967,779,676
Uniform Mortgage Backed Securities - 13.9%
2% 7/1/39 (g)	8,800,000	7,689,005
2% 7/1/39 (g)	6,700,000	5,854,129
2% 6/1/54 (g)	4,900,000	3,777,209
2% 6/1/54 (g)	95,225,000	73,405,039
2% 6/1/54 (g)	12,225,000	9,423,750
2% 6/1/54 (g)	19,550,000	15,070,292
2% 6/1/54 (g)	5,075,000	3,912,109
2% 6/1/54 (g)	23,650,000	18,230,813
2% 6/1/54 (g)	2,850,000	2,196,948
2% 6/1/54 (g)	2,050,000	1,580,261
2% 6/1/54 (g)	4,400,000	3,391,779
2% 6/1/54 (g)	35,100,000	27,057,147
2% 6/1/54 (g)	411,150,000	316,938,637
2% 6/1/54 (g)	38,800,000	29,909,325
2% 6/1/54 (g)	254,150,000	195,913,789
2% 6/1/54 (g)	50,700,000	39,082,546
2% 6/1/54 (g)	66,400,000	51,185,031
2% 6/1/54 (g)	6,300,000	4,856,411
2% 6/1/54 (g)	40,800,000	31,451,043
2% 6/1/54 (g)	8,100,000	6,243,957
2% 6/1/54 (g)	6,850,000	5,280,383
2% 6/1/54 (g)	72,575,000	55,945,085
2% 6/1/54 (g)	33,125,000	25,534,701
2% 6/1/54 (g)	146,200,000	112,699,571
2% 6/1/54 (g)	13,800,000	10,637,853
2% 6/1/54 (g)	66,700,000	51,416,289
2% 6/1/54 (g)	6,600,000	5,087,669
2% 6/1/54 (g)	13,300,000	10,252,423
2% 6/1/54 (g)	7,650,000	5,897,071
2% 6/1/54 (g)	1,900,000	1,464,632
2% 6/1/54 (g)	72,550,000	55,925,813
2% 6/1/54 (g)	24,600,000	18,963,129
2% 6/1/54 (g)	28,000,000	21,584,049
2% 6/1/54 (g)	5,950,000	4,586,610
2% 6/1/54 (g)	4,650,000	3,584,494
2% 6/1/54 (g)	14,000,000	10,792,025
2% 6/1/54 (g)	39,925,000	30,776,542
2% 6/1/54 (g)	2,975,000	2,293,305
2% 6/1/54 (g)	12,600,000	9,712,822
2% 6/1/54 (g)	38,050,000	29,331,181
2% 6/1/54 (g)	108,450,000	83,599,648
2% 6/1/54 (g)	8,050,000	6,205,414
2% 6/1/54 (g)	2,600,000	2,004,233
2% 6/1/54 (g)	21,400,000	16,496,380
2% 6/1/54 (g)	58,150,000	44,825,445
2% 6/1/54 (g)	206,000,000	158,796,933
2% 6/1/54 (g)	17,300,000	13,335,859
2% 6/1/54 (g)	164,175,000	126,555,760
2% 6/1/54 (g)	23,675,000	18,250,084
2% 6/1/54 (g)	9,600,000	7,400,245
2% 6/1/54 (g)	6,975,000	5,376,741
2% 6/1/54 (g)	12,850,000	9,905,537
2% 6/1/54 (g)	61,850,000	47,677,623
2% 6/1/54 (g)	10,600,000	8,171,104
2% 6/1/54 (g)	7,450,000	5,742,899
2% 6/1/54 (g)	3,300,000	2,543,834
2% 6/1/54 (g)	11,250,000	8,672,163
2% 6/1/54 (g)	93,700,000	72,229,479
2% 6/1/54 (g)	5,050,000	3,892,837
2% 6/1/54 (g)	13,150,000	10,136,795
2% 6/1/54 (g)	64,000,000	49,334,970
2% 6/1/54 (g)	8,200,000	6,321,043
2% 6/1/54 (g)	2,850,000	2,196,948
2% 6/1/54 (g)	18,700,000	14,415,061
2% 6/1/54 (g)	11,700,000	9,019,049
2% 6/1/54 (g)	91,050,000	70,186,703
2% 7/1/54 (g)	14,250,000	10,996,429
2% 7/1/54 (g)	65,300,000	50,390,652
2% 7/1/54 (g)	14,150,000	10,919,261
2% 7/1/54 (g)	14,150,000	10,919,261
2% 7/1/54 (g)	14,150,000	10,919,261
2% 7/1/54 (g)	14,150,000	10,919,261
2% 7/1/54 (g)	610,900,000	471,418,823
2% 7/1/54 (g)	247,900,000	191,299,274
2% 7/1/54 (g)	54,000,000	41,670,677
2% 7/1/54 (g)	41,350,000	31,908,935
2% 7/1/54 (g)	111,400,000	85,965,063
2% 7/1/54 (g)	13,000,000	10,031,830
2% 7/1/54 (g)	9,150,000	7,060,865
2% 7/1/54 (g)	76,200,000	58,801,955
2% 7/1/54 (g)	185,750,000	143,339,411
2% 7/1/54 (g)	22,000,000	16,976,942
2% 7/1/54 (g)	16,850,000	13,002,795
2% 7/1/54 (g)	148,500,000	114,594,361
2% 7/1/54 (g)	58,150,000	44,873,145
2% 7/1/54 (g)	17,300,000	13,350,050
2% 7/1/54 (g)	12,850,000	9,916,078
2.5% 6/1/39 (g)	6,700,000	6,015,342
2.5% 6/1/39 (g)	27,400,000	24,600,054
2.5% 6/1/54 (g)	87,625,000	70,705,857
2.5% 6/1/54 (g)	2,025,000	1,634,001
2.5% 6/1/54 (g)	40,150,000	32,397,605
2.5% 6/1/54 (g)	14,125,000	11,397,663
2.5% 6/1/54 (g)	16,600,000	13,394,776
2.5% 6/1/54 (g)	49,275,000	39,760,697
2.5% 6/1/54 (g)	550,000	443,803
2.5% 6/1/54 (g)	9,750,000	7,867,413
2.5% 6/1/54 (g)	7,900,000	6,374,622
2.5% 6/1/54 (g)	12,025,000	9,703,143
2.5% 6/1/54 (g)	2,425,000	1,956,767
2.5% 6/1/54 (g)	8,500,000	6,858,771
2.5% 6/1/54 (g)	37,200,000	30,017,208
2.5% 6/1/54 (g)	10,600,000	8,553,291
2.5% 6/1/54 (g)	2,300,000	1,855,903
2.5% 6/1/54 (g)	37,100,000	29,936,517
2.5% 6/1/54 (g)	139,950,000	112,927,642
2.5% 6/1/54 (g)	9,050,000	7,302,574
2.5% 6/1/54 (g)	234,500,000	189,221,380
2.5% 6/1/54 (g)	35,475,000	28,625,281
2.5% 6/1/54 (g)	11,700,000	9,440,896
2.5% 6/1/54 (g)	51,000,000	41,152,624
2.5% 6/1/54 (g)	72,100,000	58,178,514
2.5% 6/1/54 (g)	7,700,000	6,213,239
2.5% 6/1/54 (g)	100,850,000	81,377,297
2.5% 6/1/54 (g)	142,550,000	115,025,619
2.5% 6/1/54 (g)	23,100,000	18,639,718
2.5% 6/1/54 (g)	71,650,000	57,815,402
2.5% 6/1/54 (g)	11,600,000	9,360,205
2.5% 6/1/54 (g)	50,700,000	40,910,550
2.5% 6/1/54 (g)	15,250,000	12,305,442
2.5% 6/1/54 (g)	7,700,000	6,213,239
2.5% 6/1/54 (g)	31,400,000	25,337,106
2.5% 6/1/54 (g)	6,800,000	5,487,017
2.5% 6/1/54 (g)	73,700,000	59,469,577
2.5% 6/1/54 (g)	6,250,000	5,043,214
2.5% 6/1/54 (g)	40,150,000	32,397,605
2.5% 6/1/54 (g)	8,475,000	6,838,598
2.5% 6/1/54 (g)	33,475,000	27,011,453
2.5% 6/1/54 (g)	82,300,000	66,409,039
2.5% 6/1/54 (g)	40,750,000	32,881,754
2.5% 6/1/54 (g)	14,125,000	11,397,663
2.5% 6/1/54 (g)	27,000,000	21,786,683
2.5% 7/1/54 (g)	22,800,000	18,413,677
2.5% 7/1/54 (g)	36,900,000	29,801,082
2.5% 7/1/54 (g)	22,800,000	18,413,677
2.5% 7/1/54 (g)	252,800,000	204,165,679
2.5% 7/1/54 (g)	312,500,000	252,380,438
2.5% 7/1/54 (g)	45,600,000	36,827,353
2.5% 7/1/54 (g)	54,900,000	44,338,195
2.5% 7/1/54 (g)	81,950,000	66,184,246
2.5% 7/1/54 (g)	6,150,000	4,966,847
2.5% 7/1/54 (g)	11,950,000	9,651,028
2.5% 7/1/54 (g)	55,125,000	44,519,909
2.5% 7/1/54 (g)	6,175,000	4,987,037
2.5% 7/1/54 (g)	82,300,000	66,466,912
2.5% 7/1/54 (g)	12,025,000	9,711,599
3% 6/1/54 (g)	105,050,000	88,299,473
3% 6/1/54 (g)	15,375,000	12,923,412
3% 6/1/54 (g)	1,250,000	1,050,684
3% 6/1/54 (g)	36,000,000	30,259,696
3% 6/1/54 (g)	14,075,000	11,830,700
3% 6/1/54 (g)	35,275,000	29,650,299
3% 6/1/54 (g)	4,400,000	3,698,407
3% 6/1/54 (g)	36,100,000	30,343,750
3% 6/1/54 (g)	293,750,000	246,910,711
3% 6/1/54 (g)	30,400,000	25,552,632
3% 6/1/54 (g)	257,750,000	216,651,015
3% 6/1/54 (g)	26,650,000	22,400,580
3% 6/1/54 (g)	54,600,000	45,893,872
3% 6/1/54 (g)	2,200,000	1,849,204
3% 6/1/54 (g)	29,200,000	24,543,975
3% 6/1/54 (g)	20,000,000	16,810,942
3% 6/1/54 (g)	1,225,000	1,029,670
3% 6/1/54 (g)	1,650,000	1,386,903
3% 6/1/54 (g)	121,600,000	102,210,527
3% 6/1/54 (g)	8,800,000	7,396,814
3% 7/1/54 (g)	12,700,000	10,681,397
3% 7/1/54 (g)	12,700,000	10,681,397
3% 7/1/54 (g)	7,350,000	6,181,754
3% 7/1/54 (g)	143,500,000	120,691,378
3% 7/1/54 (g)	244,300,000	205,469,712
3% 7/1/54 (g)	25,400,000	21,362,794
3% 7/1/54 (g)	125,100,000	105,215,968
3% 7/1/54 (g)	108,150,000	90,960,087
3% 7/1/54 (g)	5,900,000	4,962,224
3% 7/1/54 (g)	13,000,000	10,933,714
3% 7/1/54 (g)	73,000,000	61,397,008
3% 7/1/54 (g)	78,900,000	66,359,232
3% 7/1/54 (g)	4,650,000	3,910,905
3% 7/1/54 (g)	7,600,000	6,392,017
3.5% 6/1/54 (g)	54,300,000	47,582,514
3.5% 6/1/54 (g)	58,075,000	50,890,507
3.5% 6/1/54 (g)	9,525,000	8,346,657
3.5% 6/1/54 (g)	58,075,000	50,890,507
3.5% 6/1/54 (g)	9,525,000	8,346,657
3.5% 6/1/54 (g)	16,950,000	14,853,105
3.5% 6/1/54 (g)	16,950,000	14,853,105
3.5% 6/1/54 (g)	54,300,000	47,582,514
3.5% 7/1/54 (g)	300,000	262,676
3.5% 7/1/54 (g)	16,375,000	14,337,724
3.5% 7/1/54 (g)	3,375,000	2,955,103
3.5% 7/1/54 (g)	700,000	612,910
3.5% 7/1/54 (g)	1,500,000	1,313,379
3.5% 7/1/54 (g)	5,200,000	4,553,048
3.5% 7/1/54 (g)	66,000,000	57,788,689
3.5% 7/1/54 (g)	1,150,000	1,006,924
3.5% 7/1/54 (g)	13,575,000	11,886,083
4% 6/1/54 (g)	6,600,000	5,986,146
4% 6/1/54 (g)	54,750,000	49,657,801
4% 6/1/54 (g)	2,350,000	2,131,431
4% 6/1/54 (g)	2,350,000	2,131,431
4% 6/1/54 (g)	6,000,000	5,441,951
4% 6/1/54 (g)	50,000,000	45,349,590
4% 6/1/54 (g)	2,150,000	1,950,032
4% 6/1/54 (g)	14,750,000	13,378,129
4% 6/1/54 (g)	148,750,000	134,915,030
4% 6/1/54 (g)	4,500,000	4,081,463
4% 6/1/54 (g)	3,400,000	3,083,772
4% 6/1/54 (g)	27,900,000	25,305,071
4% 6/1/54 (g)	1,500,000	1,360,488
4% 6/1/54 (g)	22,100,000	20,044,519
4% 6/1/54 (g)	39,250,000	35,599,428
4% 7/1/54 (g)	9,600,000	8,710,120
4% 7/1/54 (g)	59,850,000	54,302,156
4% 7/1/54 (g)	5,450,000	4,944,808
4.5% 6/1/54 (g)	50,000	46,807
4.5% 6/1/54 (g)	1,600,000	1,497,813
4.5% 6/1/54 (g)	2,150,000	2,012,687
4.5% 6/1/54 (g)	16,100,000	15,071,748
4.5% 6/1/54 (g)	5,550,000	5,195,540
4.5% 6/1/54 (g)	20,400,000	19,097,121
4.5% 6/1/54 (g)	114,900,000	107,561,728
4.5% 6/1/54 (g)	14,200,000	13,293,094
4.5% 6/1/54 (g)	2,150,000	2,012,687
4.5% 6/1/54 (g)	45,000,000	42,126,003
4.5% 6/1/54 (g)	2,850,000	2,667,980
4.5% 6/1/54 (g)	1,150,000	1,076,553
5% 6/1/54 (g)	4,600,000	4,425,343
5% 6/1/54 (g)	75,000	72,152
5% 6/1/54 (g)	675,000	649,371
5% 6/1/54 (g)	4,600,000	4,425,343
5% 6/1/54 (g)	75,000	72,152
5% 6/1/54 (g)	675,000	649,371
5.5% 6/1/54 (g)	5,800,000	5,705,069
5.5% 6/1/54 (g)	31,050,000	30,541,789
5.5% 6/1/54 (g)	16,000,000	15,738,120
5.5% 6/1/54 (g)	16,000,000	15,738,120
5.5% 6/1/54 (g)	5,800,000	5,705,069
6% 6/1/54 (g)	1,100,000	1,101,417
6% 6/1/54 (g)	8,800,000	8,811,340
6% 6/1/54 (g)	87,650,000	87,762,946
6% 6/1/54 (g)	1,325,000	1,326,707
6% 6/1/54 (g)	43,550,000	43,606,119
6% 6/1/54 (g)	4,375,000	4,380,638
6% 6/1/54 (g)	675,000	675,870
6% 6/1/54 (g)	6,900,000	6,908,891
6% 6/1/54 (g)	72,200,000	72,293,037
6% 6/1/54 (g)	9,200,000	9,211,855
6% 6/1/54 (g)	9,200,000	9,211,855
6% 6/1/54 (g)	87,800,000	87,913,139
6% 6/1/54 (g)	87,850,000	87,963,204
6% 6/1/54 (g)	2,200,000	2,202,835
6% 6/1/54 (g)	2,200,000	2,202,835
6% 6/1/54 (g)	13,225,000	13,242,042
6% 6/1/54 (g)	131,425,000	131,594,354
6% 6/1/54 (g)	2,025,000	2,027,609
6% 7/1/54 (g)	19,100,000	19,117,152
6% 7/1/54 (g)	187,050,000	187,217,971
6% 7/1/54 (g)	6,700,000	6,706,017
6% 7/1/54 (g)	65,450,000	65,508,774
6% 7/1/54 (g)	3,150,000	3,152,829
6% 7/1/54 (g)	1,100,000	1,100,988
6.5% 6/1/54 (g)	1,100,000	1,118,090
6.5% 6/1/54 (g)	3,500,000	3,557,558
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		9,242,198,479
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $20,807,316,463)		20,073,821,166

Asset-Backed Securities - 3.8%
	Principal Amount (a)	Value ($)
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (b)	5,808,616	4,164,729
Series 2019-1 Class A, 3.844% 5/15/39 (b)	856,925	754,102
Series 2019-2:
Class A, 3.376% 10/16/39 (b)	5,750,231	5,396,751
Class B, 4.458% 10/16/39 (b)	1,488,945	733,347
Series 2021-1A Class A, 2.95% 11/16/41 (b)	9,814,379	8,962,162
Series 2021-2A Class A, 2.798% 1/15/47 (b)	18,241,873	16,095,889
Affirm Asset Securitization Trust:
Series 2023-X1 Class A, 7.11% 11/15/28 (b)	923,870	926,974
Series 2024-X1 Class A, 6.27% 5/15/29 (b)	12,549,000	12,562,686
Aimco Series 2024-BA Class ARR, CME Term SOFR 3 Month Index + 1.500% 6.8277% 4/16/37 (b)(c)(h)	18,732,000	18,825,660
Aimco Clo 22 Ltd. / Aimco Clo 2 Series 2024-22A Class A, CME Term SOFR 3 Month Index + 1.500% 6.8266% 4/19/37 (b)(c)(h)	23,550,000	23,666,832
AIMCO CLO Ltd.:
Series 2021-11A Class AR, CME Term SOFR 3 Month Index + 1.390% 6.7087% 10/17/34 (b)(c)(h)	7,980,000	8,002,735
Series 2022-12A Class AR, CME Term SOFR 3 Month Index + 1.170% 6.4871% 1/17/32 (b)(c)(h)	4,005,659	4,013,863
Allegro CLO XV, Ltd. / Allegro CLO VX LLC Series 2022-1A Class A, CME Term SOFR 3 Month Index + 1.500% 6.8246% 7/20/35 (b)(c)(h)	12,690,000	12,717,855
Allegro CLO, Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.400% 6.7262% 7/20/34 (b)(c)(h)	8,250,000	8,274,973
Ally Auto Receivables Trust Series 2024-1 Class A3, 5.08% 12/15/28	16,200,000	16,106,460
American Express Credit Account Master Trust:
Series 2023-1 Class A, 4.87% 5/15/28	32,320,000	32,118,944
Series 2024-2 Class A, 5.24% 4/15/31	7,800,000	7,881,154
Apollo Aviation Securitization Equity Trust Series 2020-1A:
Class A, 3.351% 1/16/40 (b)	2,155,464	1,982,947
Class B, 4.335% 1/16/40 (b)	435,156	261,094
Ares CLO Series 2024-54A Class AR, CME Term SOFR 3 Month Index + 1.270% 6.5986% 10/15/32 (b)(c)(h)	20,243,000	20,263,466
Ares LII CLO Ltd. Series 2021-52A Class A1R, CME Term SOFR 3 Month Index + 1.310% 6.6362% 4/22/31 (b)(c)(h)	2,862,530	2,867,368
Ares LV CLO Ltd. Series 2021-55A Class A1R, CME Term SOFR 3 Month Index + 1.390% 6.7202% 7/15/34 (b)(c)(h)	10,540,000	10,567,372
Ares LVIII CLO LLC Series 2022-58A Class AR, CME Term SOFR 3 Month Index + 1.330% 6.6586% 1/15/35 (b)(c)(h)	18,170,000	18,210,283
Ares XLI CLO Ltd. / Ares XLI CLO LLC Series 2021-41A Class AR2, CME Term SOFR 3 Month Index + 1.330% 6.6602% 4/15/34 (b)(c)(h)	24,780,000	24,836,003
Ares XXXIV CLO Ltd. Series 2024-2A Class AR3, CME Term SOFR 3 Month Index + 1.320% 6.6371% 4/17/33 (b)(c)(h)	12,800,000	12,816,000
Babson CLO Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.7402% 10/15/36 (b)(c)(h)	7,970,000	7,989,192
Bank of America Credit Card Master Trust:
Series 2022-A2, Class A2, 5% 4/15/28	3,900,000	3,891,965
Series 2023-A1 Class A1, 4.79% 5/15/28	28,969,000	28,730,324
Series 2023-A2 Class A2, 4.98% 11/15/28	6,220,000	6,193,395
Barings CLO Ltd. Series 2021-4A Class A, CME Term SOFR 3 Month Index + 1.480% 6.8062% 1/20/32 (b)(c)(h)	8,798,513	8,822,252
Barings CLO Ltd. 2023-IV Series 2024-4A Class A, CME Term SOFR 3 Month Index + 1.750% 7.0612% 1/20/37 (b)(c)(h)	21,860,000	22,109,816
Bear Stearns Asset Backed Securities I Trust Series 2005-HE2 Class M2, CME Term SOFR 1 Month Index + 1.230% 6.5644% 2/25/35 (c)(h)	115,264	113,999
Beechwood Park CLO Ltd. Series 2022-1A Class A1R, CME Term SOFR 3 Month Index + 1.300% 6.6171% 1/17/35 (b)(c)(h)	15,590,000	15,620,931
BETHP Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.390% 6.7202% 1/15/35 (b)(c)(h)	11,380,000	11,393,747
Blackbird Capital Aircraft:
Series 2016-1A Class A, 4.213% 12/16/41 (b)	4,651,963	4,582,928
Series 2021-1A Class A, 2.443% 7/15/46 (b)	25,485,590	22,519,577
BMW Vehicle Owner Trust Series 2023-A Class A3, 5.47% 2/25/28	1,852,000	1,852,724
Bofa Auto Trust 2024-1 Series 2024-1A Class A3, 5.35% 11/15/28 (b)	6,012,000	5,989,884
Bristol Park CLO, Ltd. Series 2020-1A Class AR, CME Term SOFR 3 Month Index + 1.250% 6.5802% 4/15/29 (b)(c)(h)	5,755,352	5,765,228
Capital One Multi-Asset Execution Trust:
Series 2022-A3 Class A, 4.95% 10/15/27	2,264,000	2,250,600
Series 2023-A1 Class A, 4.42% 5/15/28	27,600,000	27,168,366
CarMax Auto Owner Trust Series 2023 2 Class A2A, 5.5% 6/15/26	2,108,477	2,106,953
Carmax Auto Owner Trust Series 2024-2 Class A3, 5.5% 1/16/29	11,479,000	11,510,853
Carmax Auto Owner Trust 2023-4 Series 2023-4 Class A3, 6% 7/17/28	14,679,000	14,822,540
Castlelake Aircraft Securitization Trust:
Series 2019-1A:
Class A, 3.967% 4/15/39 (b)	10,031,029	9,030,270
Class B, 5.095% 4/15/39 (b)	3,098,041	2,092,484
Series 2021-1R Class A, 2.741% 8/15/41 (b)	11,149,956	10,413,028
Castlelake Aircraft Structured Trust:
Series 2018-1 Class A, 4.125% 6/15/43 (b)	1,152,144	1,069,775
Series 2021-1A:
Class A, 3.474% 1/15/46 (b)	3,239,273	3,046,593
Class B, 6.656% 1/15/46 (b)	1,038,289	966,647
Cedar Funding Ltd.:
Series 2021-10A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6862% 10/20/32 (b)(c)(h)	9,231,000	9,254,604
Series 2021-12A Class A1R, CME Term SOFR 3 Month Index + 1.390% 6.7152% 10/25/34 (b)(c)(h)	6,880,000	6,899,360
Series 2021-14A Class A, CME Term SOFR 3 Month Index + 1.360% 6.6902% 7/15/33 (b)(c)(h)	3,354,274	3,359,007
Series 2022-15A Class A, CME Term SOFR 3 Month Index + 1.320% 6.6446% 4/20/35 (b)(c)(h)	14,430,000	14,453,261
Cedar Funding Xvii Clo Ltd. Series 2023-17A Class A, CME Term SOFR 3 Month Index + 1.850% 7.1746% 7/20/36 (b)(c)(h)	21,114,000	21,236,503
Cent CLO LP Series 2021-21A Class A1R3, CME Term SOFR 3 Month Index + 1.230% 6.5565% 7/27/30 (b)(c)(h)	1,643,975	1,645,111
CFMT LLC Series 2023 HB12 Class A, 4.25% 4/25/33 (b)	6,993,382	6,843,673
Chase Auto Owner Trust Series 2024-1A Class A3, 5.13% 5/25/29 (b)	15,195,000	15,119,406
Chase Issuance Trust:
Series 2023-A1 Class A, 5.16% 9/15/28	11,940,000	11,912,922
Series 2023-A2 Class A, 5.08% 9/15/30	11,940,000	11,981,722
Chesapeake Funding II LLC:
Series 2023-2A Class A1, 6.16% 10/15/35 (b)	6,565,477	6,601,313
Series 2024-1A Class A1, 5.52% 5/15/36 (b)	18,153,767	18,113,039
Citibank Credit Card Issuance Trust Series 2018-A7 Class A7, 3.96% 10/13/30	9,000,000	8,612,357
Citizens Auto Receivables Trust Series 2024-2 Class A3, 5.33% 8/15/28 (b)	14,161,000	14,131,943
CNH Equipment Trust Series 2023 A Class A2, 5.34% 9/15/26	7,702,389	7,688,376
Columbia Cent CLO 29 Ltd./Columbia Cent CLO 29 Corp. Series 2021-29A Class AR, CME Term SOFR 3 Month Index + 1.430% 6.7562% 10/20/34 (b)(c)(h)	11,410,000	11,435,581
Columbia Cent CLO 31 Ltd. Series 2021-31A Class A1, CME Term SOFR 3 Month Index + 1.460% 6.7862% 4/20/34 (b)(c)(h)	9,400,000	9,419,599
Columbia Cent CLO Ltd. / Columbia Cent CLO Corp. Series 2021-30A Class A1, CME Term SOFR 3 Month Index + 1.570% 6.8962% 1/20/34 (b)(c)(h)	12,220,000	12,233,967
DB Master Finance LLC:
Series 2017-1A Class A2II, 4.03% 11/20/47 (b)	25,500,938	24,064,204
Series 2019-1A:
Class A23, 4.352% 5/20/49 (b)	8,101,013	7,616,071
Class A2II, 4.021% 5/20/49 (b)	720,090	694,393
Series 2021-1A:
Class A23, 2.791% 11/20/51 (b)	28,988,700	23,737,733
Class A2I, 2.045% 11/20/51 (b)	4,001,400	3,654,223
Class A2II, 2.493% 11/20/51 (b)	10,588,500	9,256,418
Discover Card Execution Note Trust:
Series 2022-A4, Class A, 5.03% 10/15/27	3,900,000	3,878,600
Series 2023 A1 Class A, 4.31% 3/15/28 (n)	11,500,000	11,297,553
Dllaa 2023-1A Series 2023-1A:
Class A2, 5.93% 7/20/26 (b)	5,963,010	5,968,757
Class A3, 5.64% 2/22/28 (b)	6,112,000	6,131,087
DLLAD:
Series 2023-1A Class A3, 4.79% 1/20/28 (b)	10,795,000	10,663,461
Series 2024-1A Class A3, 5.3% 7/20/29 (b)	4,988,000	4,982,517
Dominos Pizza Master Issuer LLC:
Series 2016-1A Class A2II, 4.474% 10/25/45 (b)	5,662,388	5,541,716
Series 2017-1A Class A23, 4.118% 7/25/47 (b)	4,982,000	4,732,104
Series 2018-1A Class A2I, 4.116% 7/25/48 (b)	2,552,565	2,486,973
Series 2019-1A Class A2, 3.668% 10/25/49 (b)	34,443,840	31,172,423
Series 2021-1A:
Class A2I, 2.662% 4/25/51 (b)	14,110,975	12,420,514
Class A2II, 3.151% 4/25/51 (b)	6,660,653	5,664,930
Dryden 98 CLO Ltd. Series 2022-98A Class A, CME Term SOFR 3 Month Index + 1.300% 6.6246% 4/20/35 (b)(c)(h)	9,710,000	9,729,838
Dryden CLO, Ltd.:
Series 2021-76A Class A1R, CME Term SOFR 3 Month Index + 1.410% 6.7362% 10/20/34 (b)(c)(h)	7,990,000	8,007,922
Series 2024-83A Class AR, CME Term SOFR 3 Month Index + 1.530% 6.8642% 4/18/37 (b)(c)(h)	12,450,000	12,464,679
Dryden CLO, Ltd. / Dryden CLO, LLC Series 2021-86A Class A1R, CME Term SOFR 3 Month Index + 1.360% 6.6787% 7/17/34 (b)(c)(h)	40,316,000	40,393,125
Dryden Senior Loan Fund:
Series 2018-70A Class A1, CME Term SOFR 3 Month Index + 1.430% 6.7593% 1/16/32 (b)(c)(h)	2,864,070	2,871,616
Series 2021-85A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.7402% 10/15/35 (b)(c)(h)	10,090,000	10,112,410
Series 2021-90A Class A1A, CME Term SOFR 3 Month Index + 1.390% 6.7174% 2/20/35 (b)(c)(h)	6,930,000	6,950,062
Eaton Vance CLO, Ltd.:
Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.6902% 4/15/31 (b)(c)(h)	7,430,806	7,449,584
Series 2021-2A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.7402% 1/15/35 (b)(c)(h)	11,970,000	12,001,529
Series 2024-1A Class AR2, CME Term SOFR 3 Month Index + 1.510% 0% 7/15/37 (b)(c)(h)	12,310,000	12,318,580
Eaton Vance CLO, Ltd. / Eaton Vance CLO LLC Series 2021-1A Class A13R, CME Term SOFR 3 Month Index + 1.510% 6.8402% 1/15/34 (b)(c)(h)	2,000,000	2,005,938
Enterprise Fleet Financing Series 2024-2:
Class A2, 5.74% 12/20/26 (b)	15,314,000	15,334,804
Class A3, 5.61% 4/20/28 (b)	10,461,000	10,475,581
Enterprise Fleet Financing 2023-3 L Series 2023-3 Class A2, 6.4% 3/20/30 (b)	23,569,000	23,795,338
Flatiron Clo 28 Ltd. / Flatiron Series 2024-1A Class A1, CME Term SOFR 3 Month Index + 1.320% 1.32% 7/15/36 (b)(c)(g)(h)	9,000,000	9,010,611
Flatiron CLO Ltd. Series 2021-1A:
Class A1, CME Term SOFR 3 Month Index + 1.370% 6.6982% 7/19/34 (b)(c)(h)	7,180,000	7,202,631
Class AR, CME Term SOFR 3 Month Index + 1.340% 6.6683% 11/16/34 (b)(c)(h)	11,500,000	11,532,327
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2024-1A Class AR, CME Term SOFR 3 Month Index + 1.380% 6.6613% 5/20/36 (b)(c)(h)	31,066,000	31,236,490
Ford Credit Auto Owner Trust:
Series 2020-2 Class A, 1.06% 4/15/33 (b)	5,000,000	4,704,870
Series 2021-1 Class A, 1.37% 10/17/33 (b)	5,000,000	4,640,023
Series 2023-2 Class A, 5.28% 2/15/36 (b)	10,800,000	10,821,600
Series 2024-1 Class A, 4.87% 8/15/36 (b)	7,820,000	7,702,844
Ford Credit Auto Owner Trust 2 Series 2023-1 Class A, 4.85% 8/15/35 (b)	2,600,000	2,560,475
Ford Credit Floorplan Master Owner Trust:
Series 2018-4 Class A, 4.06% 11/15/30	5,400,000	5,148,721
Series 2023-1 Class A1, 4.92% 5/15/28 (b)	44,930,000	44,480,740
Series 2024-1:
Class A1, 5.29% 4/15/29 (b)	28,100,000	28,114,738
Class B, 5.48% 4/15/29 (b)	6,500,000	6,464,057
GM Financial Automobile Leasing Trust Series 2023-2 Class A2A, 5.44% 10/20/25	3,825,415	3,822,889
Gm Financial Consumer Automobile Re Series 2023-3 Class A3, 5.45% 6/16/28	12,689,000	12,707,303
GM Financial Consumer Automobile Receivables Series 2023 2 Class A3, 4.47% 2/16/28	18,533,000	18,299,822
GM Financial Consumer Automobile Receivables Trust Series 2022-2 Class A3, 3.1% 2/16/27	43,749,179	43,080,341
Gm Financial Leasing Trust 202 Series 2023-3 Class A3, 5.38% 11/20/26	6,253,000	6,244,444
Gm Financial Revolving Receiva:
Series 2021-1 Class A, 1.17% 6/12/34 (b)	5,000,000	4,552,694
Series 2023-1 Class A, 5.12% 4/11/35 (b)	6,600,000	6,559,891
Series 2023-2 Class A, 5.77% 8/11/36 (b)	9,800,000	10,012,244
Series 2024-1 Class A, 4.98% 12/11/36 (b)	20,872,000	20,660,775
GMF Floorplan Owner Revolving Trust:
Series 2023-1:
Class A1, 5.34% 6/15/28 (b)	18,500,000	18,458,218
Class B, 5.73% 6/15/28 (b)	5,700,000	5,696,081
Series 2024-1A:
Class A1, 5.13% 3/15/29 (b)	7,800,000	7,763,017
Class B, 5.33% 3/15/29 (b)	3,650,000	3,631,414
Series 2024-2A:
Class A, 5.06% 3/15/31 (b)	9,100,000	9,039,610
Class B, 5.35% 3/15/31 (b)	2,600,000	2,576,577
Honda Auto Receivables Series 2023-2 Class A3, 4.93% 11/15/27	12,903,000	12,816,385
Honda Auto Receivables 2023-3 Series 2023-3 Class A3, 5.41% 2/18/28	11,100,000	11,102,044
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (b)	11,266,082	10,198,035
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (b)	16,175,311	14,719,468
Hyundai Auto Lease Securitizat Series 2024-B Class A3, 5.41% 5/17/27 (b)	27,686,000	27,725,929
Hyundai Auto Receivables Trust:
Series 2023-B Class A3, 5.48% 4/17/28	2,138,000	2,140,734
Series 2024-A Class A3, 4.99% 2/15/29	16,949,000	16,842,882
Invesco CLO Ltd. Series 2021-3A Class A, CME Term SOFR 3 Month Index + 1.390% 6.7162% 10/22/34 (b)(c)(h)	9,130,000	9,144,142
Invesco U.S. Clo 2024-1 Ltd. Series 2024-1RA Class AR, CME Term SOFR 3 Month Index + 1.550% 6.8694% 4/15/37 (b)(c)(h)	10,990,000	11,059,193
Invesco U.S. CLO Ltd. Series 2024-3A Class A, CME Term SOFR 3 Month Index + 1.510% 0% 7/20/37 (b)(c)(g)(h)	12,220,000	12,228,420
KKR CLO Ltd. Series 2022-41A Class A1, CME Term SOFR 3 Month Index + 1.330% 6.6586% 4/15/35 (b)(c)(h)	19,170,000	19,204,506
Madison Park Funding Series 2024-19A Class AR3, CME Term SOFR 3 Month Index + 1.600% 6.9246% 1/22/37 (b)(c)(h)	1,913,000	1,931,206
Madison Park Funding L Ltd. / Madison Park Funding L LLC Series 2021-50A Class A, CME Term SOFR 3 Month Index + 1.400% 6.7282% 4/19/34 (b)(c)(h)	9,810,000	9,855,646
Madison Park Funding LII Ltd. / Madison Park Funding LII LLC Series 2021-52A Class A, CME Term SOFR 3 Month Index + 1.360% 6.6862% 1/22/35 (b)(c)(h)	16,291,000	16,294,454
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2021-45A Class AR, CME Term SOFR 3 Month Index + 1.380% 6.7102% 7/15/34 (b)(c)(h)	7,360,000	7,378,010
Madison Park Funding XXIII, Ltd. Series 2021-23A Class AR, CME Term SOFR 3 Month Index + 1.230% 6.5565% 7/27/31 (b)(c)(h)	2,363,157	2,366,071
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A1R, CME Term SOFR 3 Month Index + 1.260% 6.5862% 1/22/31 (b)(c)(h)	4,088,667	4,098,137
Madison Pk Funding Lxvii Ltd. / Mad Series 2024-67A Class A1, CME Term SOFR 3 Month Index + 1.510% 6.8002% 4/25/37 (b)(c)(h)	21,830,000	21,877,306
Magnetite CLO LTD Series 2023-36A Class A, CME Term SOFR 3 Month Index + 1.800% 7.1246% 4/22/36 (b)(c)(h)	10,440,000	10,512,182
Magnetite CLO Ltd. Series 2021-27A Class AR, CME Term SOFR 3 Month Index + 1.400% 6.7262% 10/20/34 (b)(c)(h)	3,092,000	3,101,359
Magnetite XXIII, Ltd. Series 2021-23A Class AR, CME Term SOFR 3 Month Index + 1.390% 6.7152% 1/25/35 (b)(c)(h)	9,420,000	9,424,333
Magnetite XXIX, Ltd. / Magnetite XXIX LLC Series 2021-29A Class A, CME Term SOFR 3 Month Index + 1.250% 6.5802% 1/15/34 (b)(c)(h)	8,061,672	8,079,674
MAPS Trust Series 2021-1A Class A, 2.521% 6/15/46 (b)	14,767,962	13,146,440
Marlette Funding Trust 2023-3 Series 2023-3A Class A, 6.49% 9/15/33 (b)	6,029,056	6,032,847
Marlette Funding Trust 2024-1 Series 2024-1A Class A, 5.95% 7/17/34 (b)	6,014,000	6,014,467
Mercedes-Benz Auto Lease Trust Series 2024-A:
Class A3, 5.32% 1/18/28	17,761,000	17,745,786
Class A4, 5.32% 2/15/30	7,800,000	7,780,788
Mercedes-Benz Auto Receivables:
Series 2023-1 Class A4, 4.31% 4/16/29	4,500,000	4,401,478
Series 2023-2 Class A3, 5.95% 11/15/28	7,200,000	7,278,365
Merchants Fleet Funding LLC Series 2023-1A Class A, 7.21% 5/20/36 (b)	20,898,152	20,987,981
Metlife Securitization Trust Series 2019-1A Class A1A, 3.75% 4/25/58 (b)	97,402	94,008
Milos CLO, Ltd. Series 2020-1A Class AR, CME Term SOFR 3 Month Index + 1.330% 6.6562% 10/20/30 (b)(c)(h)	9,958,092	9,969,434
Morgan Stanley ABS Capital I Trust Series 2004-HE7 Class B3, CME Term SOFR 1 Month Index + 5.360% 10.6894% 8/25/34 (c)(f)(h)	50,161	63,790
Niagara Park CLO, Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.260% 6.5787% 7/17/32 (b)(c)(h)	3,241,511	3,247,472
Nissan Auto Receivables 2023-B Series 2023-B Class A3, 5.93% 3/15/28	7,200,000	7,254,662
Nissan Master Owner Trust Receiva Series 2024-B Class A, 5.05% 2/15/29 (b)	29,866,000	29,638,600
Oak Hill Credit Partners Series 2024-18A:
Class A1, 6.7917% 4/20/37 (b)(c)	18,840,000	18,933,032
Class A2, CME Term SOFR 3 Month Index + 1.650% 6.9417% 4/20/37 (b)(c)(h)	1,300,000	1,306,416
Palmer Square Loan Funding 202 Series 2024-3A Class A1, CME Term SOFR 3 Month Index + 1.080% 0% 8/8/32 (b)(c)(g)(h)	10,400,000	10,407,207
Palmer Square Loan Funding, Ltd. Series 2021-2A Class A1, CME Term SOFR 3 Month Index + 1.060% 6.3874% 5/20/29 (b)(c)(h)	681,146	681,351
Palmer Square Loan Funding, Ltd. / Palmer Square Loan Funding LLC Series 2022-1A Class A1, CME Term SOFR 3 Month Index + 1.050% 6.3786% 4/15/30 (b)(c)(h)	3,000,384	3,005,107
Park Place Securities, Inc. Series 2005-WCH1 Class M4, CME Term SOFR 1 Month Index + 1.350% 6.6844% 1/25/36 (c)(h)	29,584	29,149
Peace Park CLO, Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.390% 6.7162% 10/20/34 (b)(c)(h)	14,148,000	14,183,625
Planet Fitness Master Issuer LLC:
Series 2018-1A Class A2II, 4.666% 9/5/48 (b)	6,099,975	5,977,798
Series 2019-1A Class A2, 3.858% 12/5/49 (b)	38,370,855	34,537,576
Series 2022-1A:
Class A2I, 3.251% 12/5/51 (b)	9,525,600	8,898,615
Class A2II, 4.008% 12/5/51 (b)	9,525,600	8,334,562
Project Silver Series 2019-1 Class A, 3.967% 7/15/44 (b)	4,913,276	4,324,223
Prpm 2021-5, LLC Series 2021-5 Class A1, 1.793% 6/25/26 (b)(c)	1,474,908	1,436,639
Prpm 2023-Rcf2 LLC Series 2023-RCF2 Class A1, 4% 11/25/53 (b)	11,697,942	11,140,055
Rockland Park CLO Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.380% 6.7062% 4/20/34 (b)(c)(h)	12,190,000	12,217,354
Rr 16 Ltd. Series 2021-16A Class A1, CME Term SOFR 3 Month Index + 1.370% 6.7002% 7/15/36 (b)(c)(h)	10,300,000	10,326,924
RR Ltd. Series 2022-7A Class A1AB, CME Term SOFR 3 Month Index + 1.340% 6.6686% 1/15/37 (b)(c)(h)	15,740,000	15,767,797
Santander Drive Auto Receivables Trust Series 2022-5 Class A3, 4.11% 8/17/26	458,796	458,121
Sapphire Aviation Finance Series 2020-1A:
Class A, 3.228% 3/15/40 (b)	16,354,568	14,883,148
Class B, 4.335% 3/15/40 (b)	696,990	533,169
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (b)	9,702,000	9,507,868
1.631% 5/15/51 (b)	5,173,000	4,668,719
1.884% 7/15/50 (b)	4,645,000	4,344,019
2.328% 7/15/52 (b)	3,269,000	2,909,827
Sbna Auto Lease Trust Series 2024-B Class A3, 5.56% 11/22/27 (b)	15,775,000	15,767,898
Sfs Auto Receivables Securitiz Series 2023-1A Class A2A, 5.89% 3/22/27 (b)	6,555,035	6,560,061
Sfs Auto Receivables Securitization Trust Series 2024-2A Class A3, 5.33% 11/20/29 (b)	8,985,000	8,972,508
Store Master Funding Series 2021-1A Class A1, 2.12% 6/20/51 (b)	10,839,583	9,364,375
Subway Funding LLC Issuer Series 2024-1A:
Class A23, 6.505% 7/30/54 (b)	17,586,000	17,586,000
Class A2I, 6.028% 7/30/54 (b)	38,437,000	38,437,000
Class A2II, 6.268% 7/30/54 (b)	21,306,000	21,306,000
SYMP Series 2022-32A Class A1, CME Term SOFR 3 Month Index + 1.320% 6.6464% 4/23/35 (b)(c)(h)	15,900,000	15,942,421
Symphony Clo 43 Ltd. Series 2024-43A Class A1, CME Term SOFR 3 Month Index + 1.520% 6.8465% 4/15/37 (b)(c)(h)	14,100,000	14,186,715
Symphony CLO XIX, Ltd. / Symphony CLO XIX LLC Series 2018-19A Class A, CME Term SOFR 3 Month Index + 1.220% 6.5493% 4/16/31 (b)(c)(h)	5,339,653	5,349,697
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, CME Term SOFR 3 Month Index + 1.320% 6.6502% 7/15/32 (b)(c)(h)	4,245,997	4,252,090
Symphony CLO XXIII Ltd. Series 2021-23A Class AR, CME Term SOFR 3 Month Index + 1.280% 6.6102% 1/15/34 (b)(c)(h)	3,303,002	3,307,154
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, CME Term SOFR 3 Month Index + 1.340% 6.6662% 4/20/33 (b)(c)(h)	14,285,000	14,320,341
TCI-Flatiron CLO Ltd. / LLC Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.220% 6.5509% 11/18/30 (b)(c)(h)	1,483,246	1,486,696
TCI-Symphony CLO Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.190% 6.5202% 7/15/30 (b)(c)(h)	2,836,691	2,841,616
Terwin Mortgage Trust Series 2003-4HE Class A1, CME Term SOFR 1 Month Index + 0.970% 6.2994% 9/25/34 (c)(h)	44,111	44,263
Tesla Series 2024-A Class A2A, 5.37% 6/22/26 (b)	6,852,000	6,835,394
Tesla Auto Lease Trust 23-A Series 2023-A Class A3, 5.89% 6/22/26 (b)	14,696,000	14,712,862
Thunderbolt Aircraft Lease Ltd.:
Series 2017-A Class A, 6.212% 5/17/32 (b)(c)	458,190	449,470
Series 2018-A Class A, 4.147% 9/15/38 (b)(c)	6,611,679	5,951,569
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (b)	24,818,926	21,611,079
Toyota Auto Receivables Owner Trust:
Series 2022-C Class A3, 3.76% 4/15/27	31,585,000	31,094,924
Series 2023-A Class A4, 4.42% 8/15/28	4,000,000	3,917,072
Toyota Lease Owner Trust:
Series 2023 A Class A3, 4.93% 4/20/26 (b)	14,238,000	14,161,414
Series 2024-A Class A3, 5.25% 4/20/27 (b)	16,768,000	16,717,163
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, CME Term SOFR 3 Month Index + 0.820% 6.1235% 4/6/42 (b)(c)(h)	1,380,000	986,910
Upstart Securitization Trust Series 2022-1 Class A, 3.12% 3/20/32 (b)	2,796,338	2,781,072
Vcat 2021-Npl5 LLC Series 2021-NPL5 Class A1, 1.8677% 8/25/51 (b)(c)	8,262,318	8,036,117
VCAT Asset Securitization, LLC:
Series 2021-NPL1 Class A1, 5.2891% 12/26/50 (b)	145,844	144,702
Series 2021-NPL2 Class A1, 5.115% 3/27/51 (b)	976,596	961,461
Series 2021-NPL3 Class A1, 4.743% 5/25/51 (b)(c)	1,563,260	1,519,675
Verizon Master Trust:
Series 2023-4 Class A1A, 5.16% 6/20/29	6,500,000	6,482,051
Series 2024-2 Class A, 4.83% 12/22/31 (b)	7,800,000	7,672,628
Volkswagen Auto Lease Trust 2024- Series 2024-A Class A3, 5.21% 6/21/27	14,520,000	14,474,414
Volkswagen Auto Loan Enhanced:
Series 2023-1 Class A3, 5.02% 6/20/28	5,600,000	5,561,582
Series 2023-2 Class A3, 5.48% 12/20/28	7,500,000	7,532,601
Voya Clo 2023-1 Ltd. Series 2023-1A Class A1, CME Term SOFR 3 Month Index + 1.800% 7.1702% 1/20/37 (b)(c)(h)	14,610,000	14,785,305
Voya Clo Ltd. Series 2024-1A Class A1, CME Term SOFR 3 Month Index + 1.520% 6.8461% 4/15/37 (b)(c)(h)	6,280,000	6,289,872
Voya CLO Ltd./Voya CLO LLC:
Series 2021-2A Class A1R, CME Term SOFR 3 Month Index + 1.420% 6.7482% 7/19/34 (b)(c)(h)	7,780,000	7,794,650
Series 2021-3A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.7362% 10/20/34 (b)(c)(h)	13,570,000	13,610,004
Voya CLO, Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.7393% 7/16/34 (b)(c)(h)	7,590,000	7,602,615
Wells Fargo Card Issuance Trust Series 2024-A1 Class A, 4.94% 2/15/29	36,600,000	36,421,601
Wheels Fleet Lease Funding 1 L:
Series 2023-2A Class A, 6.46% 8/18/38 (b)	51,008,000	51,457,768
Series 2024-1A Class A1, 5.49% 2/18/39 (b)	21,300,000	21,253,673
Willis Engine Structured Trust Vi Series 2023-A Class A, 8% 10/15/48 (b)	16,243,625	17,137,349
World Omni Auto Receivables Trust:
Series 2023 B Class A3, 4.66% 5/15/28	15,076,000	14,914,529
Series 2023-C Class A3, 5.15% 11/15/28	7,684,000	7,651,308
Series 2024-B Class A3, 5.27% 9/17/29	11,300,000	11,280,287
World Omni Automobile Lease Series 2023-A Class A2A, 5.47% 11/17/25	8,358,616	8,353,167
World Omni Automobile Lease Se Series 2024-A Class A3, 5.26% 10/15/27	7,800,000	7,785,011
TOTAL ASSET-BACKED SECURITIES (Cost $2,555,265,404)		2,540,840,263

Collateralized Mortgage Obligations - 1.6%
	Principal Amount (a)	Value ($)
Private Sponsor - 0.5%
Ajax Mortgage Loan Trust sequential payer:
Series 2021-C Class A, 2.115% 1/25/61 (b)	2,718,287	2,609,923
Series 2021-E Class A1, 1.74% 12/25/60 (b)	12,949,017	10,974,474
Angel Oak Mortgage Trust Series 2021-8 Class A1, 1.82% 11/25/66 (b)	1,838,175	1,573,039
Binom Securitization Trust 202 Series 2022-RPL1 Class A1, 3% 2/25/61 (b)	13,038,073	11,715,483
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (b)(c)	1,484,620	1,457,101
BRAVO Residential Funding Trust sequential payer:
Series 2020-RPL2 Class A1, 2% 5/25/59 (b)	824,731	741,047
Series 2022-RPL1 Class A1, 2.75% 9/25/61 (b)	16,349,237	14,480,460
Cascade Funding Mortgage Trust:
Series 2021-EBO1 Class A, 0.9849% 11/25/50 (b)(c)	1,917,623	1,843,907
Series 2021-HB7 Class A, 1.1512% 10/27/31 (b)	6,302,385	6,168,659
CFMT Series 2022-HB10 Class A, 3.25% 11/25/35 (b)	8,850,377	8,687,663
Cfmt LLC floater sequential payer Series 2024-HB13 Class A, 3% 5/25/34 (b)(c)	13,575,000	12,949,193
CFMT LLC sequential payer Series 2022-HB8 Class A, 3.75% 4/25/25 (b)	29,428,778	28,960,861
Citigroup Mortgage Loan Trust sequential payer Series 2014-8 Class 2A1, 3.45% 6/27/37 (b)(c)	2,195	2,173
CSAIL Commercial Mortgage Trust Series 2015-C2 Class ASB, 3.2241% 6/15/57	255,484	253,622
CSMC:
floater Series 2015-1R Class 6A1, CME Term SOFR 1 Month Index + 0.390% 4.3318% 5/27/37 (b)(c)(h)	19,545	19,098
Series 2014-3R:
Class 2A1, CME Term SOFR 1 Month Index + 0.810% 0% 5/27/37 (b)(c)(f)(h)	556,406	56
Class AA1, CME Term SOFR 1 Month Index + 0.390% 4.0574% 5/27/37 (b)(c)(h)	453,403	431,331
CSMC Trust sequential payer:
Series 2020-RPL3 Class A1, 4.0787% 3/25/60 (b)(c)	1,459,965	1,451,447
Series 2020-RPL4 Class A1, 2% 1/25/60 (b)	241,112	209,513
Csmc Trust sequential payer Series 2021-RPL9 Class A1, 2.4364% 2/25/61 (b)	3,077,511	2,965,836
Finance of America HECM Buyout sequential payer Series 2022-HB1 Class A, 2.6948% 2/25/32 (b)(c)	12,383,364	12,088,740
GCAT Trust sequential payer Series 2021-NQM7 Class A1, 1.915% 8/25/66 (b)	944,599	836,325
Legacy Mortgage Asset Trust Series 2021-GS5 Class A1, 2.25% 7/25/67 (b)(c)	2,140,480	2,050,905
MFA Trust sequential payer Series 2022-RPL1 Class A1, 3.3% 8/25/61 (b)	46,158,757	42,321,173
New Residential Mortgage Loan Trust:
Series 2019-5A Class A1B, 3.5% 8/25/59 (b)	347,705	316,750
Series 2020-1A Class A1B, 3.5% 10/25/59 (b)	3,499,517	3,175,731
New York Mortgage Trust sequential payer Series 2021-SP1 Class A1, 1.6696% 8/25/61 (b)	8,922,014	8,364,960
NYMT Loan Trust sequential payer Series 2021-CP1 Class A1, 2.0424% 7/25/61 (b)	14,983,559	13,521,940
Nymt Loan Trust 2024-Cp1 sequential payer Series 2024-CP1 Class A1, 3.75% 2/25/68 (b)	9,048,086	8,252,248
Oceanview Mortgage Loan Trust sequential payer Series 2020-1 Class A1A, 1.7329% 5/28/50 (b)	46,393	41,680
Ocwen Ln Investment Trust 2023-Hb1 Series 2023-HB1 Class A, 3% 6/25/36 (b)	2,586,079	2,485,410
Ocwen Loan Invest Trust Series 2024-HB1 Class A, 3% 2/25/37 (b)	2,288,164	2,169,713
Preston Ridge Partners Mortgage Trust:
sequential payer Series 2021-8 Class A1, 1.743% 9/25/26 (b)(c)	1,715,542	1,650,067
Series 2021-2 Class A1, 5.115% 3/25/26 (b)	11,191,090	11,007,457
Series 2021-RPL1 Class A1, 1.319% 7/25/51 (b)	3,544,953	3,134,359
Series 2021-RPL2 Class A1, 1.455% 10/25/51 (b)(c)	5,060,247	4,461,118
Pret 2024-Rpl1 Trust sequential payer Series 2024-RPL1 Class A1, 3.9% 10/25/63 (b)	1,736,497	1,624,626
PRET LLC Series 2022-RN1 Class A1, 3.721% 7/25/51 (b)	1,440,635	1,408,007
Prpm 2023-Rcf1 LLC Series 2023-RCF1 Class A1, 4% 6/25/53 (b)	6,448,430	6,173,318
Prpm 2024-Rpl2 LLC Series 2024-RPL2 Class A1, 3.5% 5/25/54 (b)(c)	23,300,000	21,927,630
RMF Buyout Issuance Trust:
sequential payer:
Series 2021-HB1 Class A, 1.2586% 11/25/31 (b)	3,932,753	3,838,083
Series 2022-HB1 Class A, 4.272% 4/25/32 (b)	346,638	344,639
Series 2020-HB1 Class A1, 1.7188% 10/25/50 (b)	2,390,353	2,242,472
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, CME Term SOFR 6 Month Index + 1.300% 6.5595% 7/20/34 (c)(h)	1,644	1,497
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, CME Term SOFR 1 Month Index + 0.750% 6.0794% 9/25/43 (c)(h)	47,899	45,594
Towd Point Mortgage Trust:
sequential payer:
Series 2021-1 Class A1, 2.25% 11/25/61 (b)(c)	28,343,526	25,529,238
Series 2022-K147 Class A2, 3.75% 7/25/62 (b)	44,682,025	41,074,005
Series 2020-1 Class A1, 2.71% 1/25/60 (b)	765,130	713,341
Wells Fargo Mortgage Backed Securities Trust Series 2003-I Class A1, 6.3888% 9/25/33 (c)	5,837	5,663
TOTAL PRIVATE SPONSOR		328,301,575
U.S. Government Agency - 1.1%
Fannie Mae:
floater:
Series 2002-18 Class FD, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.910% 6.2382% 2/25/32 (c)(h)	1,688	1,688
Series 2002-39 Class FD, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.110% 6.4379% 3/18/32 (c)(h)	3,101	3,117
Series 2002-60 Class FV, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.110% 6.4382% 4/25/32 (c)(h)	3,354	3,369
Series 2002-63 Class FN, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.110% 6.4382% 10/25/32 (c)(h)	4,200	4,220
Series 2002-7 Class FC, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.860% 6.1882% 1/25/32 (c)(h)	1,568	1,566
Series 2003-118 Class S, 7.980% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.6618% 12/25/33 (c)(n)(o)	68,364	8,540
Series 2006-104 Class GI, 6.560% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.2418% 11/25/36 (c)(n)(o)	45,714	3,734
Series 2012-154 Class F, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.410% 5.7382% 1/25/43 (c)(h)	453,254	440,100
Series 2017-36 Class FB, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.460% 5.7882% 5/25/47 (c)(h)	925,287	890,258
Series 2018-32 Class FB, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.410% 5.7382% 5/25/48 (c)(h)	513,173	491,835
Series 2018-38 Class FG, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.410% 5.7382% 6/25/48 (c)(h)	1,208,547	1,155,654
Series 2019-23 Class FC, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.560% 5.8882% 5/25/49 (c)(h)	8,000,232	7,781,469
planned amortization class:
Series 1999-17 Class PG, 6% 4/25/29	18,445	18,545
Series 1999-32 Class PL, 6% 7/25/29	24,845	24,865
Series 1999-33 Class PK, 6% 7/25/29	17,897	17,906
Series 2001-52 Class YZ, 6.5% 10/25/31	3,148	3,182
Series 2005-102 Class CO 11/25/35 (p)	9,483	7,971
Series 2005-39 Class TE, 5% 5/25/35	11,375	11,243
Series 2005-73 Class SA, 17.500% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 3.4106% 8/25/35 (c)(h)(o)	2,246	2,203
Series 2005-81 Class PC, 5.5% 9/25/35	31,329	31,382
Series 2006-12 Class BO 10/25/35 (p)	42,643	36,789
Series 2006-15 Class OP 3/25/36 (p)	62,015	51,046
Series 2006-37 Class OW 5/25/36 (p)	6,149	4,820
Series 2006-45 Class OP 6/25/36 (p)	19,110	15,356
Series 2006-62 Class KP 4/25/36 (p)	30,625	24,757
Series 2012-149:
Class DA, 1.75% 1/25/43	80,157	72,461
Class GA, 1.75% 6/25/42	94,513	84,849
Series 2017-32 Class PA, 2.7% 5/25/47	8,496,646	7,454,599
Series 2017-37 Class AB, 2.55% 9/25/46	1,663,367	1,470,702
Series 2021-45 Class DA, 3% 7/25/51	8,958,846	7,747,204
Series 2021-69 Class JK, 1.5% 10/25/51	5,060,599	4,097,956
Series 2022-2 Class TH, 2.5% 2/25/52	3,075,503	2,716,461
sequential payer:
Series 1997-41 Class J, 7.5% 6/18/27	2,441	2,487
Series 1999-25 Class Z, 6% 6/25/29	14,922	14,784
Series 2001-20 Class Z, 6% 5/25/31	23,022	23,062
Series 2001-31 Class ZC, 6.5% 7/25/31	10,396	10,392
Series 2002-16 Class ZD, 6.5% 4/25/32	9,280	9,393
Series 2002-74 Class SV, 7.430% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.1118% 11/25/32 (c)(n)(o)	10,227	206
Series 2012-67 Class AI, 4.5% 7/25/27 (n)	7,771	116
Series 2020-101 Class BA, 1.5% 9/25/45	8,995,254	7,555,859
Series 2020-43 Class MA, 2% 1/25/45	8,904,181	7,913,754
Series 2020-49 Class JA, 2% 8/25/44	4,987,407	4,465,824
Series 2020-80 Class BA, 1.5% 3/25/45	12,578,048	10,627,655
Series 2021-68 Class A, 2% 7/25/49	10,405,841	7,991,310
Series 2021-85 Class L, 2.5% 8/25/48	5,764,386	4,906,122
Series 2021-95:
Class 0, 2.5% 9/25/48	11,313,978	9,659,826
Class BA, 2.5% 6/25/49	16,997,746	14,485,942
Series 2021-96:
Class AH, 2.5% 3/25/49	23,287,349	20,076,002
Class HA, 2.5% 2/25/50	9,110,357	7,745,831
Series 2022-1 Class KA, 3% 5/25/48	5,915,878	5,256,875
Series 2022-11 Class B, 3% 6/25/49	6,333,235	5,667,559
Series 2022-13:
Class HA, 3% 8/25/46	8,210,170	7,464,084
Class JA, 3% 5/25/48	4,554,575	4,091,431
Series 2022-15 Class GC, 3% 1/25/47	7,434,859	6,733,465
Series 2022-17 Class BH, 3% 5/25/47	8,137,310	7,409,561
Series 2022-3:
Class D, 2% 2/25/48	16,808,907	14,525,397
Class N, 2% 10/25/47	71,499,858	60,667,501
Series 2022-30 Class E, 4.5% 7/25/48	16,902,031	16,163,095
Series 2022-4 Class B, 2.5% 5/25/49	6,659,696	5,670,343
Series 2022-49 Class TC, 4% 12/25/48	5,421,389	5,082,806
Series 2022-5:
Class 0, 2.5% 6/25/48	6,086,661	5,248,463
Class DA, 2.25% 11/25/47	19,304,318	16,700,679
Series 2022-7:
Class A, 3% 5/25/48	8,433,369	7,494,027
Class E, 2.5% 11/25/47	16,402,172	14,376,281
Series 2022-9 Class BA, 3% 5/25/48	6,995,274	6,215,752
Series 06-116 Class SG, 6.520% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.2018% 12/25/36 (c)(n)(o)	33,633	2,801
Series 07-40 Class SE, 6.320% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.0018% 5/25/37 (c)(n)(o)	17,009	1,558
Series 2003-21 Class SK, 7.980% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.6618% 3/25/33 (c)(n)(o)	4,315	384
Series 2005-72 Class ZC, 5.5% 8/25/35	251,813	248,535
Series 2005-79 Class ZC, 5.9% 9/25/35	161,070	159,919
Series 2007-57 Class SA, 40.600% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 7.9907% 6/25/37 (c)(h)(o)	18,773	21,061
Series 2007-66:
Class SA, 38.910% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 6.9707% 7/25/37 (c)(h)(o)	19,734	22,161
Class SB, 38.910% x U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 6.9707% 7/25/37 (c)(h)(o)	4,722	4,911
Series 2010-135 Class ZA, 4.5% 12/25/40	62,870	60,530
Series 2010-150 Class ZC, 4.75% 1/25/41	619,055	596,296
Series 2010-95 Class ZC, 5% 9/25/40	1,304,359	1,275,813
Series 2011-39 Class ZA, 6% 11/25/32	72,849	73,964
Series 2011-4 Class PZ, 5% 2/25/41	206,594	193,489
Series 2011-67 Class AI, 4% 7/25/26 (n)	2,685	48
Series 2012-100 Class WI, 3% 9/25/27 (n)	171,021	5,373
Series 2012-9 Class SH, 6.430% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.1118% 6/25/41 (c)(n)(o)	10,446	46
Series 2013-133 Class IB, 3% 4/25/32 (n)	46,073	656
Series 2013-134 Class SA, 5.930% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 0.6118% 1/25/44 (c)(n)(o)	73,353	6,288
Series 2013-16 Class GP, 3% 3/25/33	326,307	314,499
Series 2013-44 Class DJ, 1.85% 5/25/33	5,907,845	5,290,559
Series 2013-51 Class GI, 3% 10/25/32 (n)	63,365	3,079
Series 2013-N1 Class A, 6.600% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.2818% 6/25/35 (c)(n)(o)	91,545	5,588
Series 2015-42 Class IL, 6% 6/25/45 (n)	459,383	73,360
Series 2015-70 Class JC, 3% 10/25/45	523,285	485,019
Series 2017-30 Class AI, 5.5% 5/25/47 (n)	239,109	38,528
Series 2020-39 Class MG, 1.5% 6/25/40	22,798,088	18,491,987
Series 2020-45:
Class JC, 1.5% 7/25/40	23,220,350	18,820,298
Class JL, 3% 7/25/40	413,450	364,848
Series 2020-59 Class MC, 1.5% 8/25/40	25,527,455	20,694,301
Series 2021-21 Class HG, 2% 11/25/47	5,901,057	5,109,293
Series 2021-59 Class H, 2% 6/25/48	5,867,101	4,630,801
Series 2021-66:
Class DA, 2% 1/25/48	6,348,793	5,036,306
Class DM, 2% 1/25/48	6,746,947	5,352,150
Series 2022-28 Class A, 2.5% 2/25/52	15,610,073	14,247,705
Fannie Mae Stripped Mortgage-Backed Securities:
Series 339 Class 5, 5.5% 7/25/33 (n)	15,737	2,374
Series 343 Class 16, 5.5% 5/25/34 (n)	14,632	2,223
Series 348 Class 14, 6.5% 8/25/34 (c)(n)	12,165	2,236
Series 351:
Class 12, 5.5% 4/25/34 (c)(n)	7,486	1,183
Class 13, 6% 3/25/34 (n)	11,535	2,000
Series 359 Class 19, 6% 7/25/35 (c)(n)	6,625	1,199
Series 384 Class 6, 5% 7/25/37 (n)	66,188	10,820
Freddie Mac:
floater:
Series 2412 Class FK, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.910% 6.2382% 1/15/32 (c)(h)	1,221	1,220
Series 2423 Class FA, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.010% 6.3382% 3/15/32 (c)(h)	1,800	1,804
Series 2424 Class FM, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.110% 6.4382% 3/15/32 (c)(h)	1,691	1,698
Series 2432:
Class FE, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.010% 6.3382% 6/15/31 (c)(h)	2,897	2,902
Class FG, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.010% 6.3382% 3/15/32 (c)(h)	1,037	1,039
Series 4709 Class FE, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.460% 5.7882% 8/15/47 (c)(h)	473,586	455,887
planned amortization class:
Series 2021-5141 Class JM, 1.5% 4/25/51	4,975,085	4,007,970
Series 2021-5148:
Class AD, 1.5% 10/25/51	5,041,008	4,063,409
Class PC, 1.5% 10/25/51	4,995,222	3,980,820
Series 2095 Class PE, 6% 11/15/28	23,694	23,757
Series 2101 Class PD, 6% 11/15/28	1,705	1,709
Series 2104 Class PG, 6% 12/15/28	1,820	1,825
Series 2121 Class MG, 6% 2/15/29	10,178	10,208
Series 2131 Class BG, 6% 3/15/29	54,401	54,579
Series 2137 Class PG, 6% 3/15/29	9,009	9,037
Series 2154 Class PT, 6% 5/15/29	19,071	19,133
Series 2162 Class PH, 6% 6/15/29	3,348	3,351
Series 2520 Class BE, 6% 11/15/32	36,076	36,390
Series 2693 Class MD, 5.5% 10/15/33	143,030	141,473
Series 2802 Class OB, 6% 5/15/34	27,420	27,525
Series 3002 Class NE, 5% 7/15/35	78,858	77,679
Series 3110 Class OP 9/15/35 (p)	11,058	10,500
Series 3119 Class PO 2/15/36 (p)	71,795	56,850
Series 3121 Class KO 3/15/36 (p)	11,131	9,318
Series 3123 Class LO 3/15/36 (p)	40,450	32,311
Series 3145 Class GO 4/15/36 (p)	43,074	34,665
Series 3189 Class PD, 6% 7/15/36	74,812	76,293
Series 3225 Class EO 10/15/36 (p)	22,114	17,512
Series 3258 Class PM, 5.5% 12/15/36	23,337	23,442
Series 3415 Class PC, 5% 12/15/37	32,291	31,787
Series 3832 Class PE, 5% 3/15/41	319,253	313,994
Series 4135 Class AB, 1.75% 6/15/42	72,904	65,850
sequential payer:
Series 2009-3550 Class DB, 4% 7/15/24	10,373	10,349
Series 2009-3578 Class KB, 4% 9/15/24	22,607	22,512
Series 2010-3711 Class B, 4% 8/15/25	182,852	180,787
Series 2010-3720 Class EB, 4% 9/15/25	274,133	271,097
Series 2012-4140 Class JW, 4% 3/15/25	127,073	126,166
Series 2020-4993 Class LA, 2% 8/25/44	8,477,998	7,596,762
Series 2020-5018:
Class LC, 3% 10/25/40	2,785,949	2,464,251
Class LY, 3% 10/25/40	2,118,630	1,873,575
Series 2020-5066 Class A, 1.5% 11/25/44	3,719,365	3,184,719
Series 2021-5169 Class TP, 2.5% 6/25/49	4,903,551	4,173,889
Series 2021-5175 Class CB, 2.5% 4/25/50	32,925,531	27,917,584
Series 2021-5180 Class KA, 2.5% 10/25/47	6,590,750	5,686,518
Series 2022-5189:
Class DA, 2.5% 5/25/49	4,554,212	3,821,009
Class TP, 2.5% 5/25/49	4,441,022	3,725,597
Series 2022-5190:
Class BA, 2.5% 11/25/47	4,374,070	3,769,553
Class CA, 2.5% 5/25/49	3,720,961	3,120,843
Series 2022-5191 Class CA, 2.5% 4/25/50	7,756,783	6,534,909
Series 2022-5197:
Class A, 2.5% 6/25/49	3,720,970	3,120,842
Class DA, 2.5% 11/25/47	3,320,897	2,865,872
Series 2022-5198 Class BA, 2.5% 11/25/47	16,206,230	14,207,009
Series 2022-5201 Class EB, 3% 2/25/48	8,743,940	7,845,082
Series 2022-5202:
Class AG, 3% 1/25/49	3,660,534	3,255,591
Class LB, 2.5% 10/25/47	3,553,527	3,069,801
Class UA, 3% 4/25/50	6,445,374	5,656,471
Series 2022-5210 Class TA, 3.5% 11/25/46	4,814,124	4,386,409
Series 2114 Class ZM, 6% 1/15/29	767	770
Series 2135 Class JE, 6% 3/15/29	5,554	5,599
Series 2274 Class ZM, 6.5% 1/15/31	7,238	7,242
Series 2281 Class ZB, 6% 3/15/30	10,601	10,694
Series 2303 Class ZV, 6% 4/15/31	4,933	4,988
Series 2357 Class ZB, 6.5% 9/15/31	52,193	52,596
Series 2502 Class ZC, 6% 9/15/32	15,729	15,865
Series 2519 Class ZD, 5.5% 11/15/32	17,363	17,342
Series 2998 Class LY, 5.5% 7/15/25	1,358	1,353
Series 06-3115 Class SM, 6.480% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.1618% 2/15/36 (c)(n)(o)	24,727	1,835
Series 2013-4281 Class AI, 4% 12/15/28 (n)	4,884	31
Series 2017-4683 Class LM, 3% 5/15/47	645,662	604,049
Series 2020-5000 Class BA, 2% 4/25/45	14,715,617	12,968,686
Series 2020-5041:
Class LA, 1.5% 11/25/40	3,450,459	2,790,487
Class LB, 3% 11/25/40	4,741,447	4,196,743
Series 2020-5046 Class PT, 1.5% 11/25/40	2,619,673	2,118,294
Series 2021-5077 Class ME, 2% 8/15/48	4,642,985	3,826,545
Series 2021-5083 Class VA, 1% 8/15/38	17,303,639	16,097,698
Series 2021-5176 Class AG, 2% 1/25/47	24,794,540	20,909,193
Series 2021-5182 Class A, 2.5% 10/25/48	43,034,265	36,717,683
Series 2022-5207 Class PA, 3% 6/25/51	11,266,025	9,874,917
Series 2022-5210 Class AB, 3% 1/25/42	8,404,534	7,573,278
Series 2022-5214 Class CB, 3.25% 4/25/52	20,640,329	18,802,824
Series 2022-5236 Class P, 5% 4/25/48	6,675,681	6,539,925
Series 2022-5266 Class CD, 4.5% 10/25/44	12,645,014	12,236,202
Series 2380 Class SY, 8.080% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 2.7618% 11/15/31 (c)(n)(o)	3,836	129
Series 2587 Class IM, 6.5% 3/15/33 (n)	1,936	307
Series 2933 Class ZM, 5.75% 2/15/35	353,349	356,004
Series 2947 Class XZ, 6% 3/15/35	143,379	145,111
Series 2996 Class ZD, 5.5% 6/15/35	233,803	233,897
Series 3237 Class C, 5.5% 11/15/36	313,561	314,518
Series 3244 Class SG, 6.540% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.2218% 11/15/36 (c)(n)(o)	104,004	8,082
Series 3336 Class LI, 6.460% - U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index 1.1418% 6/15/37 (c)(n)(o)	69,802	6,471
Series 3949 Class MK, 4.5% 10/15/34	136,736	132,963
Series 4055 Class BI, 3.5% 5/15/31 (n)	21,647	111
Series 4149 Class IO, 3% 1/15/33 (n)	34,349	2,459
Series 4314 Class AI, 5% 3/15/34 (n)	5,684	87
Series 4427 Class LI, 3.5% 2/15/34 (n)	216,986	10,155
Series 4471 Class PA 4% 12/15/40	201,323	195,056
target amortization class:
Series 2007-3366 Class FD, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.360% 5.6882% 5/15/37 (c)(h)	78,921	76,875
Series 2156 Class TC, 6.25% 5/15/29	3,523	3,521
Freddie Mac Manufactured Housing participation certificates guaranteed:
planned amortization class Series 2043 Class CJ, 6.5% 4/15/28	2,126	2,126
sequential payer:
Series 2043 Class ZH, 6% 4/15/28	6,182	6,217
Series 2056 Class Z, 6% 5/15/28	14,802	14,826
Freddie Mac Multi-family Structured pass-thru certificates:
floater Series 4795 Class FA, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.410% 5.7382% 5/15/48 (c)(h)	822,007	785,460
planned amortization class Series 2021-5165 Class PC, 1.5% 11/25/51	6,414,159	5,180,972
sequential payer:
Series 2021-5159:
Class EA, 2.5% 8/25/48	4,824,872	4,112,103
Class GC, 2% 11/25/47	5,278,992	4,504,813
Series 2021-5164 Class M, 2.5% 7/25/48	4,917,810	4,193,745
Series 4386 Class AZ, 4.5% 11/15/40	761,463	721,953
Freddie Mac Seasoned Credit Risk Transfer Trust:
sequential payer:
Series 2018-3 Class MA, 3.5% 8/25/57	5,213,713	4,881,059
Series 2018-4 Class MA, 3.5% 3/25/58	2,082,971	1,939,719
Series 2019-1 Class MA, 3.5% 7/25/58	3,511,362	3,256,900
Series 2018-3 Class M55D, 4% 8/25/57	308,382	277,163
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-37 Class TS, 6.570% - CME Term SOFR 1 Month Index 1.2559% 6/16/37 (c)(n)(o)	43,310	3,588
Series 2010-H03 Class FA, CME Term SOFR 1 Month Index + 0.660% 5.9827% 3/20/60 (c)(h)(q)	248,902	248,685
Series 2010-H17 Class FA, CME Term SOFR 1 Month Index + 0.440% 5.7627% 7/20/60 (c)(h)(q)	63,532	63,325
Series 2010-H18 Class AF, CME Term SOFR 1 Month Index + 0.410% 5.7386% 9/20/60 (c)(h)(q)	62,891	62,640
Series 2010-H19 Class FG, CME Term SOFR 1 Month Index + 0.410% 5.7386% 8/20/60 (c)(h)(q)	55,728	55,502
Series 2010-H27 Class FA, CME Term SOFR 1 Month Index + 0.380% 5.8186% 12/20/60 (c)(h)(q)	136,018	135,613
Series 2011-H05 Class FA, CME Term SOFR 1 Month Index + 0.610% 5.9386% 12/20/60 (c)(h)(q)	95,328	95,181
Series 2011-H07 Class FA, CME Term SOFR 1 Month Index + 0.610% 5.9386% 2/20/61 (c)(h)(q)	88,561	88,402
Series 2011-H12 Class FA, CME Term SOFR 1 Month Index + 0.600% 5.9286% 2/20/61 (c)(h)(q)	133,420	133,174
Series 2011-H13 Class FA, CME Term SOFR 1 Month Index + 0.610% 5.9386% 4/20/61 (c)(h)(q)	109,594	109,435
Series 2011-H14:
Class FB, CME Term SOFR 1 Month Index + 0.610% 5.9386% 5/20/61 (c)(h)(q)	124,107	123,911
Class FC, CME Term SOFR 1 Month Index + 0.610% 5.9386% 5/20/61 (c)(h)(q)	123,183	123,016
Series 2011-H17 Class FA, CME Term SOFR 1 Month Index + 0.640% 5.9686% 6/20/61 (c)(h)(q)	132,035	131,897
Series 2011-H20 Class FA, CME Term SOFR 1 Month Index + 0.660% 5.9886% 9/20/61 (c)(h)(q)	365,468	365,150
Series 2011-H21 Class FA, CME Term SOFR 1 Month Index + 0.710% 6.0386% 10/20/61 (c)(h)(q)	135,888	135,849
Series 2012-H01 Class FA, CME Term SOFR 1 Month Index + 0.810% 6.1386% 11/20/61 (c)(h)(q)	143,000	143,146
Series 2012-H03 Class FA, CME Term SOFR 1 Month Index + 0.810% 6.1386% 1/20/62 (c)(h)(q)	76,335	76,411
Series 2012-H06 Class FA, CME Term SOFR 1 Month Index + 0.740% 6.0686% 1/20/62 (c)(h)(q)	142,236	142,251
Series 2012-H07 Class FA, CME Term SOFR 1 Month Index + 0.740% 6.0686% 3/20/62 (c)(h)(q)	78,078	78,044
Series 2012-H21 Class DF, CME Term SOFR 1 Month Index + 0.760% 6.0886% 5/20/61 (c)(h)(q)	4,485	4,448
Series 2014-H03 Class FA, CME Term SOFR 1 Month Index + 0.710% 6.0386% 1/20/64 (c)(h)(q)	72,106	72,085
Series 2014-H05 Class FB, CME Term SOFR 1 Month Index + 0.710% 6.0386% 12/20/63 (c)(h)(q)	135,099	135,055
Series 2014-H11 Class BA, CME Term SOFR 1 Month Index + 0.610% 5.9386% 6/20/64 (c)(h)(q)	93,879	93,738
Series 2015-H13 Class FL, CME Term SOFR 1 Month Index + 0.390% 5.7186% 5/20/63 (c)(h)(q)	3,125	3,064
Series 2015-H19 Class FA, CME Term SOFR 1 Month Index + 0.310% 5.6386% 4/20/63 (c)(h)(q)	3,592	3,546
Series 2016-H20 Class FM, CME Term SOFR 1 Month Index + 0.510% 5.8386% 12/20/62 (c)(h)(q)	11,329	11,146
Series 2019-23 Class NF, CME Term SOFR 1 Month Index + 0.560% 5.8846% 2/20/49 (c)(h)	1,945,608	1,897,122
planned amortization class:
Series 2011-136 Class WI, 4.5% 5/20/40 (n)	11,695	662
Series 2016-69 Class WA, 3% 2/20/46	278,090	249,852
Series 2017-134 Class BA, 2.5% 11/20/46	104,355	91,968
Series 2017-153 Class GA, 3% 9/20/47	911,971	801,226
Series 2017-182 Class KA, 3% 10/20/47	727,983	644,456
Series 2018-13 Class Q, 3% 4/20/47	885,835	804,220
sequential payer:
Series 2004-24 Class ZM, 5% 4/20/34	118,938	115,174
Series 2010-160 Class DY, 4% 12/20/40	929,638	878,925
Series 2010-170 Class B, 4% 12/20/40	205,295	193,873
Series 2017-139 Class BA, 3% 9/20/47	2,765,404	2,414,957
Series 2004-32 Class GS, 6.380% - CME Term SOFR 1 Month Index 1.0659% 5/16/34 (c)(n)(o)	29,108	1,550
Series 2004-73 Class AL, 7.080% - CME Term SOFR 1 Month Index 1.7659% 8/17/34 (c)(n)(o)	21,170	1,582
Series 2010-116 Class QB, 4% 9/16/40	64,218	60,209
Series 2010-H10 Class FA, CME Term SOFR 1 Month Index + 0.440% 5.7627% 5/20/60 (c)(h)(q)	178,085	177,552
Series 2011-52 Class HI, 7% 4/16/41 (n)	23,948	3,287
Series 2011-94 Class SA, 5.980% - CME Term SOFR 1 Month Index 0.6654% 7/20/41 (c)(n)(o)	79,894	6,096
Series 2013-149 Class MA, 2.5% 5/20/40	542,710	521,817
Series 2014-2 Class BA, 3% 1/20/44	1,714,934	1,526,632
Series 2014-21 Class HA, 3% 2/20/44	639,854	574,572
Series 2014-25 Class HC, 3% 2/20/44	1,102,099	977,297
Series 2014-5 Class A, 3% 1/20/44	896,334	797,991
Series 2015-H13 Class HA, 2.5% 8/20/64 (q)	5,570	5,308
Series 2016-H13 Class FB, U.S. TREASURY 1 YEAR INDEX + 0.500% 5.51% 5/20/66 (c)(h)(q)	369,969	368,487
Series 2017-186 Class HK, 3% 11/16/45	933,806	836,235
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 5.36% 8/20/66 (c)(h)(q)	617,055	613,985
Ginnie Mae REMIC Trust Series 2015-H17 Class GZ, 4.3046% 5/20/65 (c)(q)	28,337	27,461
TOTAL U.S. GOVERNMENT AGENCY		757,041,493
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,112,186,656)		1,085,343,068

Commercial Mortgage Securities - 3.6%
	Principal Amount (a)	Value ($)
BAMLL Commercial Mortgage Securities Trust:
floater Series 2022-DKLX:
Class A, CME Term SOFR 1 Month Index + 1.150% 6.467% 1/15/39 (b)(c)(h)	12,973,862	12,884,667
Class B, CME Term SOFR 1 Month Index + 1.550% 6.867% 1/15/39 (b)(c)(h)	2,064,000	2,040,135
Class C, CME Term SOFR 1 Month Index + 2.150% 7.467% 1/15/39 (b)(c)(h)	1,474,000	1,454,814
sequential payer Series 2019-BPR:
Class AMP, 3.287% 11/5/32 (b)	10,500,000	9,980,973
Class ANM, 3.112% 11/5/32 (b)	6,380,000	5,741,447
Series 2019-BPR:
Class BNM, 3.465% 11/5/32 (b)	1,295,000	1,100,638
Class CNM, 3.7186% 11/5/32 (b)(c)	536,000	380,514
BANK:
sequential payer:
Series 2017-BNK9 Class A4, 3.538% 11/15/54	11,067,000	10,358,384
Series 2018-BN10:
Class A4, 3.428% 2/15/61	7,450,721	7,001,988
Class A5, 3.688% 2/15/61	40,101,000	37,646,430
Series 2018-BN14:
Class A4, 4.231% 9/15/60	10,750,000	10,224,739
Class ASB, 4.185% 9/15/60	5,199,987	5,048,965
Series 2018-BN15 Class ASB, 4.285% 11/15/61	1,154,239	1,127,825
Series 2019-BN21 Class A5, 2.851% 10/17/52	1,112,000	966,570
Series 2019-BN23 Class ASB, 2.846% 12/15/52	3,300,000	3,074,467
Series 2020-BN26 Class ASB, 2.313% 3/15/63	19,800,000	18,057,822
Series 2021-BN35 Class ASB, 2.067% 6/15/64	1,200,000	1,041,338
Series 2023-5YR1:
Class A2, 5.779% 4/15/56	14,200,000	14,211,349
Class A3, 6.26% 4/15/56	18,500,000	18,867,475
Series 2020-BN25 Class XB, 0.4392% 1/15/63 (c)(n)	30,600,000	649,815
Series 2021-BN33 Class XA, 1.0514% 5/15/64 (c)(n)	102,529,772	5,029,116
Bank 2018-Bnk13 sequential payer Series 2018-BN13 Class A4, 3.953% 8/15/61	6,489,939	6,117,648
BANK Trust sequential payer Series 2017-BNK5 Class A5, 3.39% 6/15/60	10,059,000	9,440,142
Bank5 2023-5Yr3 sequential payer Series 2023-5YR3 Class A3, 6.724% 9/15/56	12,200,000	12,716,654
Bank5 2023-5Yr4 sequential payer Series 2023-5YR4 Class A3, 6.5% 12/15/56	9,262,065	9,577,873
Bayview Commercial Asset Trust floater:
Series 2005-3A:
Class A2, CME Term SOFR 1 Month Index + 0.710% 5.8394% 11/25/35 (b)(c)(h)	22,849	21,781
Class M1, CME Term SOFR 1 Month Index + 0.770% 5.8794% 11/25/35 (b)(c)(h)	6,112	5,781
Series 2005-4A:
Class A2, CME Term SOFR 1 Month Index + 0.690% 6.0244% 1/25/36 (b)(c)(h)	55,020	51,971
Class M1, CME Term SOFR 1 Month Index + 0.780% 6.1144% 1/25/36 (b)(c)(h)	17,762	16,815
Class M2, CME Term SOFR 1 Month Index + 0.810% 6.1444% 1/25/36 (b)(c)(h)	6,698	6,408
Class M3, CME Term SOFR 1 Month Index + 0.860% 6.1894% 1/25/36 (b)(c)(h)	9,748	9,298
Series 2006-1:
Class A2, CME Term SOFR 1 Month Index + 0.650% 5.9794% 4/25/36 (b)(c)(h)	9,229	8,525
Class M1, CME Term SOFR 1 Month Index + 0.680% 6.0094% 4/25/36 (b)(c)(h)	5,580	5,119
Class M2, CME Term SOFR 1 Month Index + 0.710% 6.0394% 4/25/36 (b)(c)(h)	5,902	5,541
Class M6, CME Term SOFR 1 Month Index + 1.070% 6.3994% 4/25/36 (b)(c)(h)	5,580	4,678
Series 2006-2A:
Class M1, CME Term SOFR 1 Month Index + 0.570% 5.9044% 7/25/36 (b)(c)(h)	8,444	7,930
Class M2, CME Term SOFR 1 Month Index + 0.600% 5.9344% 7/25/36 (b)(c)(h)	6,000	5,432
Class M4, CME Term SOFR 1 Month Index + 0.740% 6.0694% 7/25/36 (b)(c)(h)	5,666	5,276
Series 2006-4A:
Class A2, CME Term SOFR 1 Month Index + 0.510% 5.8444% 12/25/36 (b)(c)(h)	122,457	114,009
Class M1, CME Term SOFR 1 Month Index + 0.540% 5.8744% 12/25/36 (b)(c)(h)	9,841	9,296
Class M3, CME Term SOFR 1 Month Index + 0.620% 5.9494% 12/25/36 (b)(c)(h)	6,671	6,159
Series 2007-1 Class A2, CME Term SOFR 1 Month Index + 0.510% 5.8444% 3/25/37 (b)(c)(h)	28,627	26,815
Series 2007-2A:
Class A1, CME Term SOFR 1 Month Index + 0.380% 5.8444% 7/25/37 (b)(c)(h)	95,132	87,404
Class A2, CME Term SOFR 1 Month Index + 0.430% 5.9194% 7/25/37 (b)(c)(h)	89,043	80,445
Class M1, CME Term SOFR 1 Month Index + 0.480% 5.9944% 7/25/37 (b)(c)(h)	30,332	27,199
Class M2, CME Term SOFR 1 Month Index + 0.520% 6.0544% 7/25/37 (b)(c)(h)	19,762	17,613
Class M3, CME Term SOFR 1 Month Index + 0.600% 6.1744% 7/25/37 (b)(c)(h)	26,913	22,615
Series 2007-3:
Class A2, CME Term SOFR 1 Month Index + 0.540% 5.8744% 7/25/37 (b)(c)(h)	32,047	29,852
Class M1, CME Term SOFR 1 Month Index + 0.570% 5.9044% 7/25/37 (b)(c)(h)	16,999	15,775
Class M2, CME Term SOFR 1 Month Index + 0.620% 5.9494% 7/25/37 (b)(c)(h)	18,138	16,679
Class M3, CME Term SOFR 1 Month Index + 0.660% 5.9944% 7/25/37 (b)(c)(h)	29,281	26,618
Class M4, CME Term SOFR 1 Month Index + 0.860% 6.1894% 7/25/37 (b)(c)(h)	46,036	41,870
Class M5, CME Term SOFR 1 Month Index + 1.010% 6.3394% 7/25/37 (b)(c)(h)	25,434	28,379
BBCMS Mortgage Trust sequential payer:
Series 2019-C3 Class ASB, 3.458% 5/15/52	4,351,796	4,173,988
Series 2019-C5 Class ASB, 2.99% 11/15/52	1,896,629	1,790,025
Series 2021-C9 Class ASB, 1.96% 2/15/54	6,100,000	5,432,242
Series 2023-C21 Class A3, 6.2964% 9/15/56 (c)	14,543,000	15,162,315
Bbcms Mtg Trust 2024-5C25 sequential payer Series 2024-5C25 Class A3, 5.946% 3/15/57	17,500,000	17,800,564
BCP Trust floater Series 2021-330N Class A, CME Term SOFR 1 Month Index + 0.910% 6.2305% 6/15/38 (b)(c)(h)	4,207,067	3,989,221
Benchmark 2023-V3 Mtg Trust sequential payer Series 2023-V3 Class A3, 6.3629% 7/15/56	1,900,000	1,952,083
Benchmark Mortgage Trust:
sequential payer:
Series 2018-B1 Class ASB, 3.602% 1/15/51	2,586,815	2,491,317
Series 2018-B2 Class ASB, 3.7802% 2/15/51	2,698,087	2,624,364
Series 2018-B4 Class A5, 4.121% 7/15/51	1,260,000	1,193,435
Series 2019-B10:
Class A4, 3.717% 3/15/62	2,283,000	2,111,973
Class ASB, 3.615% 3/15/62	8,765,995	8,420,742
Series 2019-B13 Class A4, 2.952% 8/15/57	12,263,000	10,838,064
Series 2023-V2 Class A3, 5.8118% 5/15/55	7,200,000	7,254,613
Series 2024-V6 Class A3, 5.9255% 3/15/29	12,500,000	12,706,533
Series 2018-B7 Class A2, 4.377% 5/15/53	926,609	912,030
Series 2018-B8 Class A5, 4.2317% 1/15/52	15,369,000	14,335,721
Series 2019-B12 Class XA, 1.0238% 8/15/52 (c)(n)	81,665,229	2,593,933
Series 2019-B14 Class XA, 0.7684% 12/15/62 (c)(n)	128,536,393	3,061,647
Series 2020-B17 Class XA, 1.4131% 3/15/53 (c)(n)	28,782,738	1,323,220
Series 2020-B18 Class XA, 1.7829% 7/15/53 (c)(n)	19,289,503	1,149,593
Series 2020-B19 Class XA, 1.7575% 9/15/53 (c)(n)	10,975,888	658,249
Series 2021-B27 Class XA, 1.2566% 7/15/54 (c)(n)	35,296,488	2,019,429
BLOX Trust floater sequential payer Series 2021-BLOX Class A, CME Term SOFR 1 Month Index + 0.860% 6.1815% 9/15/26 (b)(c)(h)	21,008,136	20,356,812
BLP Commercial Mortgage Trust sequential payer Series 2024-IND2 Class A, CME Term SOFR 1 Month Index + 1.340% 6.6589% 3/15/41 (b)(c)(h)	14,644,000	14,653,161
BMO Mortgage Trust:
sequential payer Series 2023-5C1 Class A3, 6.534% 8/15/56	6,300,000	6,509,090
Series 2023-C6 Class XA, 0.7864% 9/15/56 (c)(n)	225,114,481	12,558,417
BMP floater Series 2024-MF23:
Class B, CME Term SOFR 1 Month Index + 1.640% 7.0614% 6/15/41 (b)(c)(h)	5,310,000	5,298,383
Class C, CME Term SOFR 1 Month Index + 1.840% 7.2611% 6/15/41 (b)(c)(h)	3,540,000	3,532,251
BPR Trust floater Series 2022-OANA:
Class A, CME Term SOFR 1 Month Index + 1.890% 7.2148% 4/15/37 (b)(c)(h)	71,777,000	72,180,746
Class B, CME Term SOFR 1 Month Index + 2.440% 7.7638% 4/15/37 (b)(c)(h)	11,281,000	11,323,304
Brookfield floater Series 2024-MF23 Class A, CME Term SOFR 1 Month Index + 1.370% 6.8118% 6/15/41 (b)(c)(h)	19,211,000	19,174,926
BX Commercial Mortgage Trust:
floater:
Series 2019-IMC:
Class B, CME Term SOFR 1 Month Index + 1.340% 6.6633% 4/15/34 (b)(c)(h)	4,437,000	4,381,734
Class C, CME Term SOFR 1 Month Index + 1.640% 6.9633% 4/15/34 (b)(c)(h)	2,933,000	2,881,854
Class D, CME Term SOFR 1 Month Index + 1.940% 7.2633% 4/15/34 (b)(c)(h)	3,079,000	3,017,636
Series 2021-BXMF Class A, CME Term SOFR 1 Month Index + 0.750% 6.0674% 10/15/26 (b)(c)(h)	16,858,675	16,690,170
Series 2021-LBA Class AJV, CME Term SOFR 1 Month Index + 0.910% 6.2315% 2/15/36 (b)(c)(h)	8,943,000	8,908,324
Series 2021-PAC:
Class A, CME Term SOFR 1 Month Index + 0.800% 6.1206% 10/15/36 (b)(c)(h)	24,019,512	23,779,317
Class B, CME Term SOFR 1 Month Index + 1.010% 6.3303% 10/15/36 (b)(c)(h)	9,701,000	9,555,485
Class C, CME Term SOFR 1 Month Index + 1.210% 6.5301% 10/15/36 (b)(c)(h)	10,186,000	10,014,111
Class D, CME Term SOFR 1 Month Index + 1.410% 6.7298% 10/15/36 (b)(c)(h)	3,579,000	3,514,131
Class E, CME Term SOFR 1 Month Index + 2.060% 7.379% 10/15/36 (b)(c)(h)	11,390,000	11,219,150
Series 2021-SOAR Class E, CME Term SOFR 1 Month Index + 1.910% 7.2315% 6/15/38 (b)(c)(h)	3,331,604	3,302,452
Series 2021-VINO Class A, CME Term SOFR 1 Month Index + 0.760% 6.0838% 5/15/38 (b)(c)(h)	14,531,483	14,422,497
Series 2022-IND Class A, CME Term SOFR 1 Month Index + 1.490% 6.8078% 4/15/37 (b)(c)(h)	17,434,634	17,429,186
Series 2022-LP2:
Class A, CME Term SOFR 1 Month Index + 1.010% 6.3297% 2/15/39 (b)(c)(h)	4,919,923	4,907,727
Class B, CME Term SOFR 1 Month Index + 1.310% 6.6291% 2/15/39 (b)(c)(h)	8,524,861	8,450,285
Class C, CME Term SOFR 1 Month Index + 1.560% 6.8785% 2/15/39 (b)(c)(h)	5,748,608	5,694,726
Class D, CME Term SOFR 1 Month Index + 1.960% 7.2776% 2/15/39 (b)(c)(h)	5,748,608	5,705,604
Series 2023-XL3:
Class A, CME Term SOFR 1 Month Index + 1.760% 7.0782% 12/9/40 (b)(c)(h)	25,788,000	25,941,116
Class B, CME Term SOFR 1 Month Index + 2.190% 7.5076% 12/9/40 (b)(c)(h)	5,009,000	5,037,176
Class C, CME Term SOFR 1 Month Index + 2.640% 7.9569% 12/9/40 (b)(c)(h)	2,714,000	2,734,355
floater sequential payer:
Series 2019-CALM Class A, CME Term SOFR 1 Month Index + 0.990% 6.3075% 11/15/32 (b)(c)(h)	2,663,553	2,661,056
Series 2019-IMC Class A, CME Term SOFR 1 Month Index + 1.040% 6.3633% 4/15/34 (b)(c)(h)	6,654,469	6,596,450
Series 2021-SOAR Class A, CME Term SOFR 1 Month Index + 0.780% 6.1015% 6/15/38 (b)(c)(h)	23,708,038	23,545,629
Series 2024-XL5 Class A, CME Term SOFR 1 Month Index + 1.390% 6.7084% 3/15/41 (b)(c)(h)	77,199,055	77,247,350
BX Commercial Mortgage Trust 2024-Xl4:
floater:
Series 2024-XL4 Class B, CME Term SOFR 1 Month Index + 1.790% 7.1083% 2/15/39 (b)(c)(h)	4,257,969	4,256,638
Series 2024-XL5:
Class B, CME Term SOFR 1 Month Index + 1.690% 7.008% 3/15/41 (b)(c)(h)	13,188,887	13,172,385
Class C, CME Term SOFR 1 Month Index + 1.940% 7.2576% 3/15/41 (b)(c)(h)	17,137,018	17,131,663
floater sequential payer Series 2024-XL4 Class A, CME Term SOFR 1 Month Index + 1.440% 6.7588% 2/15/39 (b)(c)(h)	34,159,294	34,212,668
BX Commercial Mtg Trust floater Series 2024-MDHS Class A, 6.8415% 5/15/41 (b)(c)	44,114,000	44,169,143
BX Trust:
floater:
Series 2021-ACNT Class A, CME Term SOFR 1 Month Index + 0.960% 6.2815% 11/15/38 (b)(c)(h)	1,461,987	1,455,652
Series 2021-XL2 Class A, CME Term SOFR 1 Month Index + 0.800% 6.12% 10/15/38 (b)(c)(h)	1,117,619	1,107,839
Series 2022-GPA Class A, CME Term SOFR 1 Month Index + 2.160% 7.4818% 8/15/39 (b)(c)(h)	23,746,973	23,850,866
Series 2022-IND:
Class B, CME Term SOFR 1 Month Index + 1.940% 7.2568% 4/15/37 (b)(c)(h)	8,472,082	8,472,082
Class C, CME Term SOFR 1 Month Index + 2.290% 7.6068% 4/15/37 (b)(c)(h)	2,372,331	2,371,590
Class D, CME Term SOFR 1 Month Index + 2.830% 8.1558% 4/15/37 (b)(c)(h)	1,600,323	1,602,767
Series 2024-CNYN:
Class A, CME Term SOFR 1 Month Index + 1.440% 6.7586% 4/15/29 (b)(c)(h)	51,577,000	51,609,236
Class B, CME Term SOFR 1 Month Index + 1.690% 7.0083% 4/15/29 (b)(c)(h)	8,171,000	8,168,447
Class C, CME Term SOFR 1 Month Index + 1.940% 7.2579% 4/15/29 (b)(c)(h)	6,824,000	6,821,868
floater sequential payer Series 2021-MFM1 Class A, CME Term SOFR 1 Month Index + 0.810% 6.1315% 1/15/34 (b)(c)(h)	5,493,322	5,465,981
CAMB Commercial Mortgage Trust floater Series 2019-LIFE Class A, CME Term SOFR 1 Month Index + 1.360% 6.684% 12/15/37 (b)(c)(h)	20,276,000	20,283,962
CD Commercial Mortgage Trust sequential payer Series 2017-CD6 Class ASB, 3.332% 11/13/50	12,312,354	11,885,003
CD Mortgage Trust sequential payer Series 2017-CD5:
Class A3, 3.171% 8/15/50	17,950,000	16,675,010
Class AAB, 3.22% 8/15/50	542,457	521,933
CF Hippolyta Issuer LLC sequential payer:
Series 2020-1:
Class A1, 1.69% 7/15/60 (b)	28,296,507	26,688,587
Class A2, 1.99% 7/15/60 (b)	10,083,026	8,683,093
Series 2021-1A Class A1, 1.53% 3/15/61 (b)	15,360,984	13,984,074
CFCRE Commercial Mortgage Trust sequential payer:
Series 2016-C7 Class A2, 3.5853% 12/10/54	8,445,777	8,002,089
Series 2017-C8 Class A3, 3.3048% 6/15/50	17,489,806	16,414,412
Cgms Commercial Mortgage Trust sequential payer Series 2017-B1:
Class A3, 3.197% 8/15/50	774,117	724,868
Class A4, 3.458% 8/15/50	2,800,000	2,597,577
Citigroup Commercial Mortgage Trust:
sequential payer:
Series 2016-GC37 Class AAB, 3.098% 4/10/49	121,364	118,746
Series 2017-P7 Class AAB, 3.509% 4/14/50	5,254,703	5,127,621
Series 2019-C7 Class A4, 3.102% 12/15/72	10,211,702	9,076,765
Series 2020-GC46 Class AAB, 2.614% 2/15/53	1,100,000	1,014,448
Series 2014-GC25 Class A/S, 4.017% 10/10/47	7,354,000	7,288,941
Series 2015-GC27 Class A5, 3.137% 2/10/48	23,810,000	23,512,611
Series 2015-GC33:
Class AAB, 3.522% 9/10/58	2,115,977	2,084,893
Class XA, 0.8666% 9/10/58 (c)(n)	1,433,259	11,561
Series 2016-P6 Class XA, 0.5536% 12/10/49 (c)(n)	1,162,078	12,736
Series 2019-GC41 Class XA, 1.0389% 8/10/56 (c)(n)	20,279,596	711,382
COMM Mortgage Trust:
sequential payer:
Series 2014-CR18 Class A5, 3.828% 7/15/47	681,142	679,375
Series 2015 LC19 Class A3, 2.922% 2/10/48	21,986,061	21,762,374
Series 2015-CR24 Class A5, 3.696% 8/10/48	9,464,000	9,228,173
Series 2015-DC1 Class A4, 3.078% 2/10/48	29,297,189	29,038,981
Series 2015-LC21 Class A4, 3.708% 7/10/48	2,085,000	2,038,460
Series 2014-CR17 Class XA, 0.7116% 5/10/47 (c)(n)	682,378	7
Series 2014-CR20 Class XA, 0.9184% 11/10/47 (c)(n)	323,890	16
Series 2014-LC17 Class XA, 0.6416% 10/10/47 (c)(n)	867,214	9
Series 2014-UBS6 Class XA, 0.8128% 12/10/47 (c)(n)	2,406,294	1,340
COMM Trust sequential payer Series 2017-COR2 Class ASB, 3.317% 9/10/50	724,101	697,977
Computershare Corporate Trust Series 2018-C48 Class A5, 4.302% 1/15/52	3,836,000	3,647,987
Credit Suisse Mortgage Trust sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (b)	3,660,519	3,446,448
CSAIL Commercial Mortgage Trust sequential payer:
Series 2015-1 Class A3, 3.3512% 4/15/50	246,181	245,224
Series 2015-C4 Class A3, 3.5438% 11/15/48	4,455,789	4,342,683
Series 2020-C19 Class ASB, 2.5501% 3/15/53	6,551,300	6,045,362
DBJPM Mortgage Trust sequential payer Series 2017-C6 Class ASB, 3.121% 6/10/50	2,892,045	2,797,917
DTP Commercial Mortgage Trust 2023-Ste2 sequential payer Series 2023-STE2 Class A, 5.8433% 1/15/41 (b)(c)	6,803,000	6,771,228
ELP Commercial Mortgage Trust floater Series 2021-ELP:
Class A, CME Term SOFR 1 Month Index + 0.810% 6.1325% 11/15/38 (b)(c)(h)	66,059,127	65,522,390
Class B, CME Term SOFR 1 Month Index + 1.230% 6.5517% 11/15/38 (b)(c)(h)	27,242,291	27,038,058
Extended Stay America Trust floater Series 2021-ESH:
Class A, CME Term SOFR 1 Month Index + 1.190% 6.5115% 7/15/38 (b)(c)(h)	4,785,940	4,782,482
Class B, CME Term SOFR 1 Month Index + 1.490% 6.8115% 7/15/38 (b)(c)(h)	3,852,855	3,848,055
Class C, CME Term SOFR 1 Month Index + 1.810% 7.1315% 7/15/38 (b)(c)(h)	2,885,076	2,881,470
Class D, CME Term SOFR 1 Month Index + 2.360% 7.6815% 7/15/38 (b)(c)(h)	20,071,367	20,065,095
Fannie Mae sequential payer Series 2018-M10 Class A2, 3.3571% 7/25/28 (c)	996,852	941,474
Freddie Mac:
sequential payer:
Series 2015-K049 Class A2, 3.01% 7/25/25	2,537,025	2,471,719
Series 2016-K054 Class A2, 2.745% 1/25/26	26,020,748	25,026,134
Series 2017-K067 Class A2, 3.194% 7/25/27	6,723,000	6,365,602
Series 2017-K070 Class A2, 3.303% 11/25/27	4,204,000	3,981,421
Series 2023-K751 Class A2, 4.412% 3/25/30	7,710,000	7,500,288
Series 2024-K517 Class A2, 5.355% 1/25/29	58,400,000	59,182,274
Series K069 Class A2, 3.187% 9/25/27	5,000,000	4,728,352
Series K072 Class A2, 3.444% 12/25/27	8,764,000	8,320,953
Series 2017-K727 Class A2, 2.946% 7/25/24	10,241,719	10,196,965
Series K047 Class A2, 3.329% 5/25/25	42,242,634	41,401,380
Series K063 Class A2, 3.43% 1/25/27	6,124,002	5,876,948
Freddie Mac Multi-family Structured pass-thru certificates:
sequential payer Series 2015 K045 Class A2, 3.023% 1/25/25	21,456,971	21,088,686
Series K044 Class A2, 2.811% 1/25/25	48,415,786	47,584,685
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, CME Term SOFR 1 Month Index + 2.060% 7.3815% 9/15/31 (b)(c)(h)	6,921,606	6,889,621
Series 2021-IP:
Class A, CME Term SOFR 1 Month Index + 1.060% 6.3815% 10/15/36 (b)(c)(h)	24,627,106	24,411,619
Class B, CME Term SOFR 1 Month Index + 1.260% 6.5815% 10/15/36 (b)(c)(h)	1,654,000	1,628,861
Class C, CME Term SOFR 1 Month Index + 1.660% 6.9815% 10/15/36 (b)(c)(h)	1,363,000	1,337,919
sequential payer:
Series 2015-GC34 Class A3, 3.244% 10/10/48	2,226,376	2,159,566
Series 2016-GC34 Class AAB, 3.278% 10/10/48	838,799	823,696
Series 2017-GS6 Class A2, 3.164% 5/10/50	4,096,129	3,829,987
Series 2018-GS10:
Class A4, 3.89% 7/10/51	15,685,681	14,751,519
Class A5, 4.155% 7/10/51	5,212,000	4,876,246
Class AAB, 4.106% 7/10/51	1,628,277	1,585,832
Series 2018-GS9 Class A4, 3.992% 3/10/51	20,920,000	19,288,878
Series 2020-GC45 Class AAB, 2.8428% 2/13/53	6,400,000	5,954,521
Series 2011-GC5 Class A/S, 5.1513% 8/10/44 (b)(c)	7,541,905	7,316,525
Series 2013-GC13 Class A/S, 3.8427% 7/10/46 (b)(c)	2,271,692	2,168,330
Series 2015-GC30 Class A/S, 3.777% 5/10/50	2,860,805	2,766,708
Intown Mortgage Trust floater sequential payer Series 2022-STAY Class A, CME Term SOFR 1 Month Index + 2.480% 7.8056% 8/15/39 (b)(c)(h)	53,036,000	53,301,180
J.P. Morgan Chase Commercial Mortgage Securities Trust floater Series 2012-NLP Class A, CME Term SOFR 1 Month Index + 0.590% 5.9133% 4/15/37 (b)(c)(h)	18,158,800	17,523,242
JP Morgan Chase Commercial Mortgage Securities Trust sequential payer Series 2021-2NU Class A, 1.9739% 1/5/40 (b)	24,200,000	20,404,898
JPMBB Commercial Mortgage Securities Trust sequential payer:
Series 2014-C22 Class A4, 3.8012% 9/15/47	686,223	682,542
Series 2015-C29 Class A4, 3.6108% 5/15/48	5,409,013	5,288,981
JPMDB Commercial Mortgage Securities Trust sequential payer:
Series 2017-C5 Class ASB, 3.4919% 3/15/50	2,236,124	2,166,171
Series 2018-C8 Class ASB, 4.145% 6/15/51	7,111,029	6,893,500
Series 2019-COR6 Class A4, 3.0565% 11/13/52	2,872,000	2,413,419
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2019-BKWD Class A, CME Term SOFR 1 Month Index + 1.610% 6.9315% 9/15/29 (b)(c)(h)	3,718,939	3,543,449
Series 2013-LC11 Class A/S, 3.216% 4/15/46	1,631,097	1,497,510
Series 2018-AON Class D, 4.6132% 7/5/31 (b)(c)	1,846,000	1,121,444
Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (b)	1,167,147	1,079,611
Class CFX, 4.9498% 7/5/33 (b)	767,000	625,776
Class DFX, 5.3503% 7/5/33 (b)	1,370,000	1,067,743
Ksl Commercial Mtg Trust 2023-Ht floater Series 2023-HT Class A, CME Term SOFR 1 Month Index + 2.290% 7.607% 12/15/36 (b)(c)(h)	11,000,000	11,075,625
LCCM Mortgage Loan Trust sequential payer Series 2017-LC26 Class A3, 3.289% 7/12/50 (b)	5,098,050	4,800,321
Life Financial Services Trust floater Series 2022-BMR2:
Class A1, CME Term SOFR 1 Month Index + 1.290% 6.612% 5/15/39 (b)(c)(h)	41,080,997	40,362,080
Class B, CME Term SOFR 1 Month Index + 1.790% 7.1107% 5/15/39 (b)(c)(h)	22,757,000	22,244,968
Class C, CME Term SOFR 1 Month Index + 2.090% 7.4099% 5/15/39 (b)(c)(h)	8,790,000	8,548,275
Class D, CME Term SOFR 1 Month Index + 2.540% 7.8587% 5/15/39 (b)(c)(h)	8,790,000	8,352,063
LIFE Mortgage Trust floater Series 2021-BMR:
Class A, CME Term SOFR 1 Month Index + 0.810% 6.1315% 3/15/38 (b)(c)(h)	9,084,997	8,948,722
Class B, CME Term SOFR 1 Month Index + 0.990% 6.3115% 3/15/38 (b)(c)(h)	2,889,932	2,832,134
Class C, CME Term SOFR 1 Month Index + 1.210% 6.5315% 3/15/38 (b)(c)(h)	2,003,293	1,958,219
Class D, CME Term SOFR 1 Month Index + 1.510% 6.8315% 3/15/38 (b)(c)(h)	2,785,737	2,716,094
Class E, CME Term SOFR 1 Month Index + 1.860% 7.1815% 3/15/38 (b)(c)(h)	2,433,834	2,360,819
Merit floater Series 2021-STOR Class A, CME Term SOFR 1 Month Index + 0.810% 6.1315% 7/15/38 (b)(c)(h)	11,210,236	11,179,495
Morgan Stanley BAML Trust:
sequential payer:
Series 2015-C20 Class ASB, 3.069% 2/15/48	65,251	64,959
Series 2016-C28 Class A3, 3.272% 1/15/49	5,124,962	4,941,052
Series 2015-C22 Class ASB, 3.04% 4/15/48	267,652	264,928
Series 2015-C25 Class XA, 1.0253% 10/15/48 (c)(n)	817,079	6,257
Morgan Stanley Capital I Trust:
floater Series 2018-BOP Class A, CME Term SOFR 1 Month Index + 0.890% 6.214% 8/15/33 (b)(c)(h)	134,441	110,510
floater sequential payer Series 2019-NUGS Class A, CME Term SOFR 1 Month Index + 1.060% 6.3815% 12/15/36 (b)(c)(h)	9,700,000	7,924,715
sequential payer:
Series 2017-H1 Class A4, 3.259% 6/15/50	15,100,000	14,259,921
Series 2017-HR2:
Class A3, 3.33% 12/15/50	6,539,331	6,074,238
Class A4, 3.587% 12/15/50	7,467,886	6,968,076
Series 2018-L1 Class A3, 4.139% 10/15/51	960,000	905,034
Series 2019-L2 Class A3, 3.806% 3/15/52	19,925,000	18,580,007
Series 2019-MEAD Class A, 3.17% 11/10/36 (b)	17,584,985	16,596,765
Series 2018-H4 Class A4, 4.31% 12/15/51	4,191,000	3,973,827
Series 2019-MEAD:
Class B, 3.1771% 11/10/36 (b)(c)	1,783,000	1,664,971
Class C, 3.1771% 11/10/36 (b)(c)	1,712,000	1,572,991
Series 2021-L6 Class XA, 1.2029% 6/15/54 (c)(n)	28,366,036	1,478,843
Natixis Commercial Mortgage Securities Trust sequential payer Series 2020-2PAC Class A, 2.966% 12/15/38 (b)	10,362,382	9,468,285
NYT Mortgage Trust floater Series 2019-NYT Class A, CME Term SOFR 1 Month Index + 1.490% 6.814% 12/15/35 (b)(c)(h)	20,822,000	20,333,984
Open Trust 2023-Air sequential payer Series 2023-AIR:
Class A, CME Term SOFR 1 Month Index + 3.080% 8.4059% 10/15/28 (b)(c)(h)	19,117,021	19,391,828
Class B, CME Term SOFR 1 Month Index + 3.830% 9.1548% 10/15/28 (b)(c)(h)	11,518,646	11,576,283
OPG Trust floater Series 2021-PORT Class A, CME Term SOFR 1 Month Index + 0.590% 5.9155% 10/15/36 (b)(c)(h)	30,017,941	29,720,820
RLGH Trust floater Series 2021-TROT Class A, CME Term SOFR 1 Month Index + 0.910% 6.2315% 4/15/36 (b)(c)(h)	23,000,000	22,749,990
SLG Office Trust Series 2021-OVA Class X, 0.258% 7/15/41 (b)(c)(n)	213,942,750	3,001,895
SPGN Mortgage Trust floater Series 2022-TFLM:
Class B, CME Term SOFR 1 Month Index + 2.000% 7.3168% 2/15/39 (b)(c)(h)	4,954,000	4,858,270
Class C, CME Term SOFR 1 Month Index + 2.650% 7.9668% 2/15/39 (b)(c)(h)	2,576,000	2,501,460
SREIT Trust floater:
Series 2021-FLWR Class A, CME Term SOFR 1 Month Index + 0.690% 6.008% 7/15/36 (b)(c)(h)	13,499,928	13,382,043
Series 2021-MFP:
Class A, CME Term SOFR 1 Month Index + 0.840% 6.1621% 11/15/38 (b)(c)(h)	40,009,431	39,860,824
Class B, CME Term SOFR 1 Month Index + 1.190% 6.5111% 11/15/38 (b)(c)(h)	24,252,647	24,101,068
Class C, CME Term SOFR 1 Month Index + 1.440% 6.7603% 11/15/38 (b)(c)(h)	5,961,256	5,923,998
Class D, CME Term SOFR 1 Month Index + 1.690% 7.0095% 11/15/38 (b)(c)(h)	4,114,511	4,096,561
UBS Commercial Mortgage Trust:
sequential payer:
Series 2017-C1 Class ASB, 3.462% 11/15/50	964,463	933,254
Series 2017-C5 Class ASB, 3.345% 11/15/50	1,596,096	1,541,355
Series 2017-C7 Class ASB, 3.586% 12/15/50	702,292	680,422
Series 2018-C12 Class ASB, 4.1945% 8/15/51	1,059,497	1,033,639
Series 2018-C8 Class ASB, 3.903% 2/15/51	1,896,313	1,842,943
Series 2018-C9 Class A4, 4.117% 3/15/51	9,714,061	9,019,703
Series 2019-C17 Class ASB, 2.8655% 10/15/52	11,900,000	11,138,850
Series 2017-C7 Class XA, 0.9864% 12/15/50 (c)(n)	26,607,198	747,926
VLS Commercial Mortgage Trust:
sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (b)	14,678,994	11,737,956
Series 2020-LAB:
Class B, 2.453% 10/10/42 (b)	470,000	375,236
Class X, 0.4294% 10/10/42 (b)(c)(n)	58,746,457	1,301,440
Wells Fargo Commercial Mortgage Trust:
floater:
Series 2016-C32 Class A3FL, CME Term SOFR 1 Month Index + 1.530% 6.855% 1/15/59 (c)(h)	5,446,962	5,484,655
Series 2021-FCMT Class A, CME Term SOFR 1 Month Index + 1.310% 6.6315% 5/15/31 (b)(c)(h)	16,435,000	16,142,271
sequential payer:
Series 2015-C26 Class A4, 3.166% 2/15/48	11,250,000	11,048,653
Series 2015-C29 Class ASB, 3.4% 6/15/48	959,087	949,706
Series 2016-C32 Class A3, 3.294% 1/15/59	4,392,711	4,243,287
Series 2016-LC25 Class A3, 3.374% 12/15/59	16,050,081	15,340,634
Series 2017-C40 Class ASB, 3.395% 10/15/50	676,065	653,647
Series 2017-C41 Class ASB, 3.39% 11/15/50	115,346	111,852
Series 2017-RC1 Class ASB, 3.453% 1/15/60	518,659	505,406
Series 2018-C44 Class ASB, 4.167% 5/15/51	799,206	776,848
Series 2018-C47 Class ASB, 4.365% 9/15/61	7,945,304	7,769,890
Series 2019-C49 Class ASB, 3.933% 3/15/52	11,178,433	10,880,173
Series 2019-C52 Class A5, 2.892% 8/15/52	3,829,000	3,363,938
Series 2019-C54 Class ASB, 3.063% 12/15/52	1,900,000	1,785,665
Series 2021-C61 Class ASB, 2.525% 11/15/54	2,700,000	2,382,038
Series 2015-SG1 Class ASB, 3.556% 9/15/48	719,018	712,387
Series 2017-C42 Class XA, 0.8591% 12/15/50 (c)(n)	1,391,367	34,269
Series 2018-C46 Class XA, 0.9139% 8/15/51 (c)(n)	28,899,776	610,771
Series 2019-C54 Class XA, 0.816% 12/15/52 (c)(n)	62,388,650	2,223,326
Wells Fargo Commercial Mtg Trust 2020-C sequential payer Series 2020-C55 Class ASB, 2.651% 2/15/53	800,000	739,484
WF-RBS Commercial Mortgage Trust Series 2014-C25 Class A5, 3.631% 11/15/47	3,448,416	3,408,655
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,450,613,959)		2,420,156,903

Municipal Securities - 0.0%
	Principal Amount (a)	Value ($)
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 8.084% 2/15/50	870,000	1,121,318
California Gen. Oblig. Series 2010, 7.625% 3/1/40	190,000	226,478
Chicago Board of Ed. Series 2009 G, 1.75% 12/15/25	4,720,000	4,394,815
TOTAL MUNICIPAL SECURITIES (Cost $6,074,008)		5,742,611

Foreign Government and Government Agency Obligations - 0.1%
		Principal Amount (a)	Value ($)
Canadian Government:
3% 6/1/34	CAD	350,000	243,356
3.25% 12/1/33	CAD	5,700,000	4,054,106
Colombian Republic:
8% 11/14/35		4,590,000	4,679,505
8.75% 11/14/53		6,175,000	6,455,963
German Federal Republic:
1% 5/15/38(Reg. S)	EUR	5,510,000	4,761,054
2.1% 11/15/29(Reg. S)	EUR	5,800,000	6,115,794
2.4% 11/15/30(Reg. S)	EUR	1,200,000	1,283,625
2.5% 7/4/44	EUR	3,035,000	3,127,812
3.25% 7/4/42	EUR	5,200,000	5,974,160
Japan Government:
0.005% 2/1/25	JPY	866,150,000	5,501,965
0.8% 3/20/34	JPY	124,900,000	775,251
Panamanian Republic 3.298% 1/19/33		18,075,000	13,836,413
United Mexican States:
3.25% 4/16/30		1,247,000	1,094,866
3.5% 2/12/34		1,035,000	846,759
4.5% 4/22/29		3,114,000	2,978,736
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $66,929,500)			61,729,365

Supranational Obligations - 0.0%
		Principal Amount (a)	Value ($)
European Investment Bank:
0% 1/14/31 (Reg. S)	EUR	2,700,000	2,411,968
0.625% 1/22/29 (Reg. S)	EUR	4,100,000	3,993,718
3% 11/15/28 (Reg. S)	EUR	2,800,000	3,033,795
European Union:
0% 10/4/28 (Reg. S)	EUR	2,000,000	1,909,710
0% 10/4/30 (Reg. S)	EUR	2,000,000	1,800,814
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $13,098,558)			13,150,005

Bank Loan Obligations - 0.0%
	Principal Amount (a)	Value ($)
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Cano Health, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4626% 11/23/27 (c)(h)(r)(s)	494,949	123,030
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 11.000% 16.3213% 10/7/24 (c)(f)(h)(s)	78,707	78,313
Tranche DD, term loan CME Term SOFR 1 Month Index + 11.000% 16.3213% 10/7/24 (c)(f)(h)(s)	51,347	51,090
		252,433
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Applied Systems, Inc. Tranche 2LN, term loan CME Term SOFR 1 Month Index + 5.250% 10.5594% 2/23/32 (c)(h)(s)	10,000	10,353
MATERIALS - 0.0%
Chemicals - 0.0%
American Rock Salt Co. LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4302% 6/4/28 (c)(h)(s)	513,679	464,238
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.321% 11/9/28 (c)(h)(s)	1,653,813	1,659,817
		2,124,055
Containers & Packaging - 0.0%
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.670% 9.1042% 4/13/29 (c)(h)(s)	1,277,544	1,283,931
TOTAL MATERIALS		3,407,986
UTILITIES - 0.0%
Electric Utilities - 0.0%
Brookfield WEC Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.0792% 1/20/31 (c)(h)(s)	237,000	238,140
TOTAL BANK LOAN OBLIGATIONS (Cost $4,117,042)		3,908,912

Bank Notes - 0.0%
	Principal Amount (a)	Value ($)
Discover Bank 5.974% 8/9/28 (c)(h)	2,954,000	2,914,642
First Citizens Bank & Trust Co. 2.969% 9/27/25 (c)	2,324,000	2,298,371
KeyBank NA 6.95% 2/1/28	619,000	632,941
Regions Bank 6.45% 6/26/37	5,877,000	6,005,844
TOTAL BANK NOTES (Cost $12,317,350)		11,851,798

Fixed-Income Funds - 47.3%
	Shares	Value ($)
Bank Loan Funds - 1.4%
Fidelity Advisor Floating Rate High Income Fund Class Z (t)	101,196,359	941,126,140
High Yield Fixed-Income Funds - 2.0%
Fidelity Advisor New Markets Income Fund Class Z (t)	90,163,175	1,127,039,687
Fidelity SAI High Income Fund (t)	22,366,585	199,286,275
TOTAL HIGH YIELD FIXED-INCOME FUNDS		1,326,325,962
Inflation-Protected Bond Funds - 0.4%
Fidelity Inflation-Protected Bond Index Fund (t)	25,298,421	228,697,730
Intermediate Government Funds - 13.1%
Fidelity Advisor Government Income Fund Class Z (t)	23,190,526	208,482,828
Fidelity Intermediate Treasury Bond Index Fund (t)	257,824,660	2,433,864,790
Fidelity SAI U.S. Treasury Bond Index Fund (t)	709,833,704	6,090,373,182
TOTAL INTERMEDIATE GOVERNMENT FUNDS		8,732,720,800
Intermediate-Term Bond Funds - 24.3%
Fidelity SAI International Credit Fund (t)	37,409,245	385,689,313
Fidelity SAI Total Bond Fund (t)	1,767,174,028	15,621,818,369
Fidelity Sustainability Bond Index Fund (t)	2,539,344	23,006,458
Fidelity U.S. Bond Index Fund (t)	10,203,834	103,262,800
TOTAL INTERMEDIATE-TERM BOND FUNDS		16,133,776,940
Long Government Bond Funds - 3.8%
Fidelity SAI Long-Term Treasury Bond Index Fund (t)	366,355,260	2,531,514,847
Sector Funds - 1.7%
Fidelity Advisor Real Estate Income Fund Class Z (t)	97,952,777	1,134,293,162
Short-Term Bond - 0.6%
Fidelity Short-Term Treasury Bond Index Fund (t)	41,150,292	413,148,934
TOTAL FIXED-INCOME FUNDS (Cost $34,970,013,712)		31,441,604,515

Short-Term Funds - 0.7%
	Shares	Value ($)
Short-Term Funds - 0.7%
Fidelity SAI Short-Term Bond Fund (t) (Cost $469,399,750)	49,248,088	472,289,166

Preferred Securities - 0.1%
	Principal Amount (a)	Value ($)
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Volkswagen International Finance NV:
3.748% (Reg. S) (c)(i)	500,000	520,020
3.875% (Reg. S) (c)(i)	2,300,000	2,406,665
		2,926,685
CONSUMER STAPLES - 0.0%
Tobacco - 0.0%
British American Tobacco PLC 3% (Reg. S) (c)(i)	3,000,000	3,104,613
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Enbridge, Inc. 5.75% 7/15/80 (c)	3,553,000	3,387,959
Energy Transfer LP CME Term SOFR 3 Month Index + 4.280% 9.612% (c)(h)(i)	1,405,000	1,404,849
		4,792,808
FINANCIALS - 0.1%
Banks - 0.1%
AIB Group PLC 6.25% (Reg. S) (c)(i)	1,235,000	1,376,291
Bank of Nova Scotia:
CME Term SOFR 3 Month Index + 2.900% 8.2085% (c)(h)(i)	19,859,000	19,541,465
4.9% (c)(i)	9,500,000	9,432,976
Barclays PLC:
5.875% (Reg. S) (c)(i)	1,150,000	1,472,744
8.875% (c)(i)	500,000	661,050
Citigroup, Inc. 7.125% (c)(i)	810,000	808,251
Lloyds Banking Group PLC 5.125% (c)(i)	200,000	253,383
Wells Fargo & Co. 7.625% (c)(i)	640,000	684,273
		34,230,433
Capital Markets - 0.0%
Charles Schwab Corp.:
4% (c)(i)	1,030,000	868,149
5.375% (c)(i)	260,000	259,384
Credit Suisse Group AG Claim (i)(r)	4,925,000	541,750
UBS Group AG:
4.375% (b)(c)(i)	2,239,000	1,845,812
4.875% (b)(c)(i)	4,770,000	4,432,277
		7,947,372
Consumer Finance - 0.0%
Ally Financial, Inc. 4.7% (c)(i)	2,940,000	2,594,629
Insurance - 0.0%
QBE Insurance Group Ltd. 5.25% (Reg. S) (c)(i)	3,450,000	3,371,627
TOTAL FINANCIALS		48,144,061
INDUSTRIALS - 0.0%
Ground Transportation - 0.0%
Mobico Group PLC 4.25% (Reg. S) (c)(i)	570,000	666,326
REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
Aroundtown Finance Sarl 7.875% (c)(i)	4,750,000	3,421,662
Aroundtown SA 3.375% (Reg. S) (c)(i)	3,900,000	2,709,922
Citycon Oyj 4.496% (Reg. S) (c)(i)	850,000	781,178
CPI Property Group SA 3.75% (Reg. S) (c)(i)	2,370,000	1,400,654
Grand City Properties SA 1.5% (Reg. S) (c)(i)	4,300,000	3,028,573
Heimstaden Bostad AB:
3.248% (Reg. S) (c)(i)	3,735,000	3,066,049
3.625% (Reg. S) (c)(i)	195,000	142,588
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (c)(i)	1,385,000	468,112
		15,018,738
UTILITIES - 0.0%
Electric Utilities - 0.0%
SSE PLC 3.74% (Reg. S) (c)(i)	1,135,000	1,388,644
Multi-Utilities - 0.0%
ELM BV for Firmenich International SA 3.75% (Reg. S) (c)(i)	520,000	573,389
TOTAL UTILITIES		1,962,033
TOTAL PREFERRED SECURITIES (Cost $91,922,681)		76,615,264

Money Market Funds - 4.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (u)	2,417,235,608	2,417,719,055
Fidelity Investments Money Market Government Portfolio Institutional Class 5.24% (t)(v)	264,514,102	264,514,102
TOTAL MONEY MARKET FUNDS (Cost $2,682,233,118)		2,682,233,157

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount (a)	Value ($)
Put Options - 0.1%
Option on an interest rate swap with Bank of America N.A. to pay annually a fixed rate of 3.69% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring March 2034.	3/27/29	102,000,000	4,468,051
Option on an interest rate swap with Bank of America N.A. to pay annually a fixed rate of 3.7375% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring February 2035.	2/26/25	61,100,000	2,467,345
Option on an interest rate swap with Bank of America N.A. to pay annually a fixed rate of 3.94% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring May 2034.	5/10/29	92,150,000	3,678,978
Option on an interest rate swap with Bank of America N.A. to pay annually a fixed rate of 4.05% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring April 2034.	4/23/29	7,900,000	302,176
Option on an interest rate swap with Citibank N.A. to pay annually a fixed rate of 3.755% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring March 2034.	3/19/29	95,900,000	4,110,005
Option on an interest rate swap with Citibank N.A. to pay annually a fixed rate of 3.778% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring February 2035.	2/24/25	49,700,000	1,907,651
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay annually a fixed rate of 3.3525% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring February 2035.	2/03/25	56,000,000	3,441,347
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay annually a fixed rate of 3.865% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring May 2035.	5/15/25	49,690,000	1,848,251
Option on an interest rate swap with JPMorgan Chase Bank N.A. to pay annually a fixed rate of 3.9625% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring May 2034.	5/14/29	66,100,000	2,654,508

TOTAL PUT OPTIONS			24,878,312
Call Options - 0.0%
Option on an interest rate swap with Bank of America N.A. to receive annually a fixed rate of 3.69% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring March 2034.	3/27/29	102,000,000	3,529,462
Option on an interest rate swap with Bank of America N.A. to receive annually a fixed rate of 3.7375% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring February 2035.	2/26/25	61,100,000	1,167,187
Option on an interest rate swap with Bank of America N.A. to receive annually a fixed rate of 3.94% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring May 2034.	5/10/29	92,150,000	3,666,038
Option on an interest rate swap with Bank of America N.A. to receive annually a fixed rate of 4.05% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring April 2034.	4/23/29	7,900,000	333,656
Option on an interest rate swap with Citibank N.A. to receive annually a fixed rate of 3.755% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring March 2034.	3/19/29	95,900,000	3,460,076
Option on an interest rate swap with Citibank N.A. to receive annually a fixed rate of 3.778% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring February 2035.	2/24/25	49,700,000	1,005,972
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive annually a fixed rate of 3.3525% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring February 2035.	2/03/25	56,000,000	512,841
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive annually a fixed rate of 3.865% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring May 2035.	5/15/25	49,690,000	1,377,427
Option on an interest rate swap with JPMorgan Chase Bank N.A. to receive annually a fixed rate of 3.9625% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring May 2034.	5/14/29	66,100,000	2,611,553

TOTAL CALL OPTIONS			17,664,212
TOTAL PURCHASED SWAPTIONS (Cost $44,573,270)			42,542,524

TOTAL INVESTMENT IN SECURITIES - 118.5% (Cost $84,139,678,338)	78,833,204,259
NET OTHER ASSETS (LIABILITIES) - (18.5)%	(12,333,763,408)
NET ASSETS - 100.0%	66,499,440,851

TBA Sale Commitments
	Principal Amount (a)	Value ($)
Ginnie Mae
2% 6/1/54	(4,825,000)	(3,863,274)
2% 6/1/54	(5,350,000)	(4,283,626)
2% 6/1/54	(42,800,000)	(34,269,040)
2% 6/1/54	(20,900,000)	(16,734,181)
2% 6/1/54	(167,600,000)	(134,193,717)
2% 6/1/54	(10,850,000)	(8,687,362)
2% 6/1/54	(3,200,000)	(2,562,171)
2% 6/1/54	(26,000,000)	(20,817,641)
2.5% 6/1/54	(28,000,000)	(23,322,006)
2.5% 6/1/54	(120,600,000)	(100,451,213)
2.5% 6/1/54	(12,600,000)	(10,494,903)
2.5% 7/1/54	(12,600,000)	(10,502,778)
3.5% 6/1/54	(90,050,000)	(80,324,303)
3.5% 6/1/54	(11,700,000)	(10,436,361)
3.5% 6/1/54	(6,100,000)	(5,441,180)
3.5% 6/1/54	(13,300,000)	(11,863,556)
3.5% 6/1/54	(102,350,000)	(91,295,862)
3.5% 6/1/54	(6,900,000)	(6,154,777)
4.5% 6/1/54	(12,900,000)	(12,187,053)
4.5% 6/1/54	(88,500,000)	(83,608,853)
5.5% 6/1/54	(5,900,000)	(5,851,199)
5.5% 6/1/54	(54,800,000)	(54,346,727)
5.5% 6/1/54	(4,300,000)	(4,264,433)
5.5% 6/1/54	(5,300,000)	(5,256,162)
5.5% 6/1/54	(48,600,000)	(48,198,010)
5.5% 6/1/54	(3,800,000)	(3,768,569)
6% 6/1/54	(4,325,000)	(4,353,449)
6% 6/1/54	(3,450,000)	(3,472,693)
6% 6/1/54	(9,900,000)	(9,965,120)
6% 6/1/54	(85,950,000)	(86,515,362)
6% 6/1/54	(675,000)	(679,440)
6% 6/1/54	(3,000,000)	(3,019,733)
6% 6/1/54	(6,075,000)	(6,114,960)
6% 6/1/54	(13,750,000)	(13,840,445)
6% 6/1/54	(5,350,000)	(5,385,191)
6% 6/1/54	(28,600,000)	(28,788,125)
6% 6/1/54	(4,325,000)	(4,353,449)
6% 6/1/54	(23,225,000)	(23,377,769)
6% 6/1/54	(3,450,000)	(3,472,693)
6% 6/1/54	(18,575,000)	(18,697,183)
6% 6/1/54	(23,225,000)	(23,377,769)
6% 6/1/54	(18,575,000)	(18,697,183)
6.5% 6/1/54	(1,800,000)	(1,826,489)

TOTAL GINNIE MAE		(1,049,116,010)

Uniform Mortgage Backed Securities
2% 6/1/54	(65,300,000)	(50,337,086)
2% 6/1/54	(610,900,000)	(470,917,702)
2% 6/1/54	(247,900,000)	(191,095,921)
2% 6/1/54	(54,000,000)	(41,626,381)
2% 6/1/54	(125,000)	(96,357)
2% 6/1/54	(41,350,000)	(31,875,016)
2% 6/1/54	(111,400,000)	(85,873,681)
2% 6/1/54	(13,000,000)	(10,021,166)
2% 6/1/54	(8,700,000)	(6,706,472)
2% 6/1/54	(9,150,000)	(7,053,359)
2% 6/1/54	(1,000,000)	(770,859)
2% 6/1/54	(57,500,000)	(44,324,387)
2% 6/1/54	(76,200,000)	(58,739,448)
2% 6/1/54	(185,750,000)	(143,187,041)
2% 6/1/54	(22,000,000)	(16,958,896)
2% 6/1/54	(16,850,000)	(12,988,972)
2% 6/1/54	(148,500,000)	(114,472,547)
2% 6/1/54	(58,150,000)	(44,825,445)
2% 6/1/54	(17,300,000)	(13,335,859)
2% 6/1/54	(12,850,000)	(9,905,537)
2% 6/1/54	(206,000,000)	(158,796,933)
2% 6/1/54	(17,300,000)	(13,335,859)
2% 6/1/54	(164,175,000)	(126,555,760)
2% 6/1/54	(58,150,000)	(44,825,445)
2% 6/1/54	(23,675,000)	(18,250,084)
2% 6/1/54	(9,600,000)	(7,400,245)
2% 6/1/54	(6,975,000)	(5,376,741)
2% 6/1/54	(12,850,000)	(9,905,537)
2% 7/1/54	(14,250,000)	(10,996,429)
2% 7/1/54	(14,150,000)	(10,919,261)
2% 7/1/54	(14,150,000)	(10,919,261)
2% 7/1/54	(14,150,000)	(10,919,261)
2% 7/1/54	(14,150,000)	(10,919,261)
2.5% 6/1/54	(40,150,000)	(32,397,605)
2.5% 6/1/54	(33,475,000)	(27,011,453)
2.5% 6/1/54	(18,500,000)	(14,927,913)
2.5% 6/1/54	(2,300,000)	(1,855,903)
2.5% 6/1/54	(6,800,000)	(5,487,017)
2.5% 6/1/54	(40,750,000)	(32,881,754)
2.5% 6/1/54	(6,250,000)	(5,043,214)
2.5% 6/1/54	(82,300,000)	(66,409,039)
2.5% 6/1/54	(8,475,000)	(6,838,598)
2.5% 6/1/54	(14,125,000)	(11,397,663)
2.5% 6/1/54	(27,000,000)	(21,786,683)
2.5% 6/1/54	(2,025,000)	(1,634,001)
2.5% 6/1/54	(36,900,000)	(29,775,134)
2.5% 6/1/54	(252,800,000)	(203,987,910)
2.5% 6/1/54	(312,500,000)	(252,160,688)
2.5% 6/1/54	(12,025,000)	(9,703,143)
2.5% 6/1/54	(2,425,000)	(1,956,767)
2.5% 6/1/54	(45,600,000)	(36,795,288)
2.5% 6/1/54	(54,900,000)	(44,299,590)
2.5% 6/1/54	(81,950,000)	(66,126,619)
2.5% 6/1/54	(6,150,000)	(4,962,522)
2.5% 6/1/54	(11,950,000)	(9,642,625)
2.5% 6/1/54	(6,800,000)	(5,487,017)
2.5% 6/1/54	(6,800,000)	(5,487,017)
2.5% 6/1/54	(73,700,000)	(59,469,577)
2.5% 6/1/54	(55,125,000)	(44,481,145)
2.5% 6/1/54	(82,300,000)	(66,409,039)
2.5% 6/1/54	(6,175,000)	(4,982,695)
2.5% 6/1/54	(12,025,000)	(9,703,143)
2.5% 6/1/54	(73,700,000)	(59,469,577)
2.5% 7/1/54	(22,800,000)	(18,413,677)
2.5% 7/1/54	(22,800,000)	(18,413,677)
3% 6/1/54	(1,100,000)	(924,602)
3% 6/1/54	(18,000,000)	(15,129,848)
3% 6/1/54	(35,275,000)	(29,650,299)
3% 6/1/54	(14,075,000)	(11,830,700)
3% 6/1/54	(7,350,000)	(6,178,021)
3% 6/1/54	(244,300,000)	(205,345,657)
3% 6/1/54	(143,500,000)	(120,618,509)
3% 6/1/54	(1,250,000)	(1,050,684)
3% 6/1/54	(25,400,000)	(21,349,896)
3% 6/1/54	(14,075,000)	(11,830,700)
3% 6/1/54	(35,275,000)	(29,650,299)
3% 6/1/54	(5,900,000)	(4,959,228)
3% 6/1/54	(108,150,000)	(90,905,169)
3% 6/1/54	(125,100,000)	(105,152,442)
3% 6/1/54	(13,000,000)	(10,927,112)
3% 6/1/54	(78,900,000)	(66,319,166)
3% 6/1/54	(4,650,000)	(3,908,544)
3% 6/1/54	(73,000,000)	(61,359,938)
3% 6/1/54	(7,600,000)	(6,388,158)
3% 7/1/54	(12,700,000)	(10,681,397)
3% 7/1/54	(12,700,000)	(10,681,397)
3.5% 6/1/54	(300,000)	(262,887)
3.5% 6/1/54	(16,375,000)	(14,349,239)
3.5% 6/1/54	(3,375,000)	(2,957,477)
3.5% 6/1/54	(700,000)	(613,403)
3.5% 6/1/54	(9,000,000)	(7,886,605)
3.5% 6/1/54	(30,000,000)	(26,288,682)
3.5% 6/1/54	(58,075,000)	(50,890,507)
3.5% 6/1/54	(9,525,000)	(8,346,657)
3.5% 6/1/54	(16,950,000)	(14,853,105)
3.5% 6/1/54	(66,000,000)	(57,835,100)
3.5% 6/1/54	(1,150,000)	(1,007,733)
3.5% 6/1/54	(13,575,000)	(11,895,629)
3.5% 6/1/54	(54,300,000)	(47,582,514)
4% 6/1/54	(22,100,000)	(20,044,519)
4% 6/1/54	(39,250,000)	(35,599,428)
4% 6/1/54	(3,400,000)	(3,083,772)
4% 6/1/54	(1,500,000)	(1,360,488)
4% 6/1/54	(8,100,000)	(7,346,634)
4% 6/1/54	(2,350,000)	(2,131,431)
4% 6/1/54	(34,000,000)	(30,837,721)
4% 6/1/54	(56,700,000)	(51,426,435)
4% 6/1/54	(25,400,000)	(23,037,592)
4% 6/1/54	(9,600,000)	(8,707,121)
4% 6/1/54	(59,850,000)	(54,283,459)
4% 6/1/54	(10,400,000)	(9,432,715)
4% 6/1/54	(5,450,000)	(4,943,105)
4% 6/1/54	(27,900,000)	(25,305,071)
4% 6/1/54	(3,400,000)	(3,083,772)
4% 6/1/54	(27,900,000)	(25,305,071)
4.5% 6/1/54	(14,200,000)	(13,293,094)
4.5% 6/1/54	(2,150,000)	(2,012,687)
4.5% 6/1/54	(20,400,000)	(19,097,121)
4.5% 6/1/54	(14,200,000)	(13,293,094)
4.5% 6/1/54	(16,100,000)	(15,071,748)
4.5% 6/1/54	(7,750,000)	(7,255,034)
4.5% 6/1/54	(55,900,000)	(52,329,857)
4.5% 6/1/54	(16,100,000)	(15,071,748)
4.5% 6/1/54	(20,400,000)	(19,097,121)
5% 6/1/54	(75,000)	(72,152)
5% 6/1/54	(4,600,000)	(4,425,343)
5% 6/1/54	(75,000)	(72,152)
5% 6/1/54	(675,000)	(649,371)
5% 6/1/54	(675,000)	(649,371)
5.5% 6/1/54	(5,800,000)	(5,705,069)
5.5% 6/1/54	(31,050,000)	(30,541,789)
5.5% 6/1/54	(5,800,000)	(5,705,069)
5.5% 6/1/54	(16,000,000)	(15,738,120)
5.5% 7/1/54	(31,050,000)	(30,536,936)
6% 6/1/54	(1,100,000)	(1,101,417)
6% 6/1/54	(1,100,000)	(1,101,417)
6% 6/1/54	(6,900,000)	(6,908,891)
6% 6/1/54	(72,200,000)	(72,293,037)
6% 6/1/54	(19,100,000)	(19,124,612)
6% 6/1/54	(6,700,000)	(6,708,634)
6% 6/1/54	(187,050,000)	(187,291,033)
6% 6/1/54	(65,450,000)	(65,534,339)
6% 6/1/54	(3,150,000)	(3,154,059)
6% 6/1/54	(1,100,000)	(1,101,417)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(4,964,105,272)

TOTAL TBA SALE COMMITMENTS (Proceeds $6,030,949,990)		(6,013,221,282)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	32	Jun 2024	2,398,659	(77,746)	(77,746)
TME 10 Year Canadian Note Contracts (Canada)	50	Sep 2024	4,361,128	(8,424)	(8,424)

TOTAL BOND INDEX CONTRACTS					(86,170)

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	986	Sep 2024	200,851,281	(186,576)	(186,576)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	862	Sep 2024	91,196,906	(272,619)	(272,619)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	153	Sep 2024	17,757,563	(207,086)	(207,086)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	90	Sep 2024	11,019,375	(188,505)	(188,505)

TOTAL TREASURY CONTRACTS					(854,786)

TOTAL PURCHASED					(940,956)

Sold

Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	35	Sep 2024	4,295,752	41,620	41,620

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	3,872	Sep 2024	421,261,500	1,822,209	1,822,209
CBOT 5-Year U.S. Treasury Note Contracts (United States)	1,441	Sep 2024	152,453,297	147,589	147,589
CBOT Long Term U.S. Treasury Bond Contracts (United States)	1,531	Sep 2024	177,691,688	2,078,241	2,078,241

TOTAL TREASURY CONTRACTS					4,048,039

TOTAL SOLD					4,089,659

TOTAL FUTURES CONTRACTS					3,148,703
The notional amount of futures purchased as a percentage of Net Assets is 0.4%
The notional amount of futures sold as a percentage of Net Assets is 1.1%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

CAD	350,000	USD	256,726	Brown Brothers Harriman & Co	6/04/24	70
EUR	1,500,000	USD	1,628,355	Brown Brothers Harriman & Co	6/04/24	(780)
EUR	150,000	USD	162,948	Brown Brothers Harriman & Co	8/22/24	409
EUR	147,000	USD	159,350	Canadian Imperial Bk. of Comm.	8/22/24	740
USD	137,046	AUD	207,000	Citibank, N. A.	8/22/24	(996)
USD	279,916	CAD	381,000	Brown Brothers Harriman & Co	8/22/24	(92)
USD	4,224,471	CAD	5,764,000	Citibank, N. A.	8/22/24	(11,654)
USD	1,659,604	EUR	1,523,000	BNP Paribas S.A.	8/22/24	981
USD	398,467	EUR	365,000	Bank of America, N.A.	8/22/24	964
USD	2,195,772	EUR	2,020,000	Brown Brothers Harriman & Co	8/22/24	(4,108)
USD	1,584,116	EUR	1,454,000	Brown Brothers Harriman & Co	8/22/24	637
USD	137,374,961	EUR	127,042,000	Goldman Sachs Bank USA	8/22/24	(980,073)
USD	53,077,695	GBP	42,384,000	Bank of America, N.A.	8/22/24	(952,522)
USD	6,463,846	JPY	992,250,000	Citibank, N. A.	8/22/24	77,079

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(1,869,345)
Unrealized Appreciation						80,880
Unrealized Depreciation						(1,950,225)

Credit Default Swaps
Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(2)(3)		Value ($)(1)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
AXA SA		Jun 2029	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	670,000	(10,950)	8,399	(2,551)
AXA SA		Jun 2029	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	670,000	(10,950)	8,399	(2,551)
AXA SA		Jun 2029	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	1,410,000	(23,045)	17,679	(5,366)
Assicurazioni Generali SpA		Jun 2029	BNP Paribas S.A.	(1%)	Quarterly	EUR	1,650,000	857	(16,028)	(15,171)
BMW Finance NV		Jun 2029	BNP Paribas S.A.	(1%)	Quarterly	EUR	1,000,000	(29,141)	25,852	(3,289)
BMW Finance NV		Jun 2029	BNP Paribas S.A.	(1%)	Quarterly	EUR	1,300,000	(37,883)	33,471	(4,412)
BMW Finance NV		Jun 2029	BNP Paribas S.A.	(1%)	Quarterly	EUR	700,000	(20,399)	18,092	(2,307)
BMW Finance NV		Jun 2029	BNP Paribas S.A.	(1%)	Quarterly	EUR	1,000,000	(29,141)	25,859	(3,282)
CMBX N.A. AAA Index Series 13		Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly		16,080,000	83,521	(172,680)	(89,159)
CMBX N.A. AAA Index Series 13		Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly		6,830,000	35,476	(90,560)	(55,084)
CMBX N.A. AAA Index Series 13		Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly		2,780,000	14,440	(24,921)	(10,481)
CMBX N.A. AAA Index Series 13		Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly		17,700,000	91,936	(118,004)	(26,068)
CMBX N.A. AAA Index Series 13		Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly		19,040,000	98,896	(304,522)	(205,626)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly		10,030,000	1,495,240	(3,024,048)	(1,528,808)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly		1,640,000	244,486	(468,825)	(224,339)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly		3,060,000	456,175	(706,652)	(250,477)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly		1,590,000	237,032	(355,022)	(117,990)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly		3,640,000	542,640	(957,969)	(415,329)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly		3,200,000	477,046	(880,062)	(403,016)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		1,690,000	251,940	(483,160)	(231,220)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		2,600,000	387,600	(504,739)	(117,139)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		200,000	29,815	(48,964)	(19,149)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		3,970,000	591,835	(953,240)	(361,405)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		600,000	89,446	(98,909)	(9,463)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		3,220,000	480,027	(846,991)	(366,964)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		4,576,000	682,175	(1,067,917)	(385,742)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		3,930,000	585,872	(1,135,439)	(549,567)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		980,000	146,095	(251,017)	(104,922)
CMBX N.A. BBB- Index Series 16		Apr 2065	JPMorgan Securities LLC	(3%)	Monthly		2,290,000	341,386	(641,589)	(300,203)
CMBX N.A. BBB- Index Series 16		Apr 2065	JPMorgan Securities LLC	(3%)	Monthly		2,190,000	326,478	(578,892)	(252,414)
CMBX N.A. BBB- Index Series 16		Apr 2065	JPMorgan Securities LLC	(3%)	Monthly		4,580,000	682,772	(1,309,889)	(627,117)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		190,000	28,325	(44,953)	(16,628)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		1,920,000	286,227	(442,067)	(155,840)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		1,900,000	283,246	(320,254)	(37,008)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		4,646,000	692,611	(1,149,079)	(456,468)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		2,330,000	347,349	(579,116)	(231,767)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		5,830,000	869,118	(1,475,169)	(606,051)
CMBX N.A. BBB- Index Series 17		Dec 2056	Citigroup Global Markets Ltd.	(3%)	Monthly		2,595,000	296,263	(422,959)	(126,696)
CMBX N.A. BBB- Index Series 17		Dec 2056	Goldman Sachs & Co. LLC	(3%)	Monthly		600,000	68,500	(74,474)	(5,974)
CMBX N.A. BBB- Index Series 17		Dec 2056	Goldman Sachs & Co. LLC	(3%)	Monthly		2,300,000	262,584	(330,855)	(68,271)
CMBX N.A. BBB- Index Series 17		Dec 2056	Goldman Sachs & Co. LLC	(3%)	Monthly		2,200,000	251,167	(310,829)	(59,662)
CMBX N.A. BBB- Index Series 17		Dec 2056	JPMorgan Securities LLC	(3%)	Monthly		2,200,000	251,167	(291,917)	(40,750)
CMBX N.A. BBB- Index Series 17		Dec 2056	Morgan Stanley Capital Services LLC	(3%)	Monthly		2,000,000	228,334	(280,698)	(52,364)
CMBX N.A. BBB- Index Series 17		Dec 2056	Morgan Stanley Capital Services LLC	(3%)	Monthly		1,300,000	148,417	(187,005)	(38,588)
Heidelberg Materials AG		Jun 2029	BNP Paribas S.A.	(5%)	Quarterly	EUR	1,300,000	(289,943)	277,732	(12,211)
Heidelberg Materials AG		Jun 2029	BNP Paribas S.A.	(5%)	Quarterly	EUR	550,000	(122,668)	117,026	(5,642)
Intesa Sanpaolo SpA		Jun 2029	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	1,650,000	30,320	(37,619)	(7,299)
Societe Generale France		Jun 2029	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	1,850,000	4,094	(12,844)	(8,750)
UniCredit SpA		Jun 2029	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	1,500,000	26,754	(33,153)	(6,399)

TOTAL BUY PROTECTION								11,873,542	(20,500,521)	(8,626,979)
Sell Protection
CMBX N.A. AAA Index Series 12	NR	Aug 2061	JPMorgan Securities LLC	0.5%	Monthly		2,000,000	(5,709)	8,707	2,998
CMBX N.A. AAA Index Series 13	NR	Dec 2072	Morgan Stanley Capital Services LLC	0.5%	Monthly		29,580,000	(153,641)	670,337	516,696
CMBX N.A. AAA Index Series 13	NR	Dec 2072	Morgan Stanley Capital Services LLC	0.5%	Monthly		32,850,000	(170,626)	765,592	594,966
CMBX N.A. AAA Index Series 15	NR	Nov 2064	Citigroup Global Markets Ltd.	0.5%	Monthly		12,300,000	(138,721)	123,109	(15,612)
CMBX N.A. AAA Index Series 15	NR	Nov 2064	Goldman Sachs & Co. LLC	0.5%	Monthly		1,100,000	(12,406)	28,287	15,881
CMBX N.A. AAA Index Series 15	NR	Nov 2064	Goldman Sachs & Co. LLC	0.5%	Monthly		17,720,000	(199,848)	473,254	273,406
CMBX N.A. AAA Index Series 15	NR	Nov 2064	Goldman Sachs & Co. LLC	0.5%	Monthly		6,700,000	(75,563)	178,939	103,376
CMBX N.A. AAA Index Series 16	NR	Apr 2065	Goldman Sachs & Co. LLC	0.5%	Monthly		17,300,000	(257,159)	229,280	(27,879)
CMBX N.A. AAA Index Series 16	NR	Apr 2065	Morgan Stanley Capital Services LLC	0.5%	Monthly		1,200,000	(17,838)	16,139	(1,699)

TOTAL SELL PROTECTION								(1,031,511)	2,493,644	1,462,133
TOTAL CREDIT DEFAULT SWAPS								10,842,031	(18,006,877)	(7,164,846)

(1)Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.
(2)The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.
(3)Notional amount is stated in U.S. Dollars unless otherwise noted.
Interest Rate Swaps
Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount(2)	Value ($)	Upfront Premium Received/ (Paid) ($)(3)	Unrealized Appreciation/ (Depreciation) ($)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	4%	Annual	LCH	Jun 2026	619,294,000	5,757,248	0	5,757,248
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	4%	Annual	LCH	Jun 2027	59,539,000	761,798	0	761,798
3.75%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	LCH	Jun 2029	9,459,000	(128,719)	0	(128,719)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	3.75%	Annual	LCH	Jun 2029	480,000	8,738	0	8,738
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	3.75%	Annual	LCH	Jun 2031	375,461,000	8,545,622	0	8,545,622
3.75%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	LCH	Jun 2034	14,699,000	62,849	0	62,849
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	3.75%	Annual	LCH	Jun 2044	47,475,000	1,823,309	0	1,823,309
3.5%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	LCH	Jun 2054	1,500,000	(1,343)	0	(1,343)
TOTAL INTEREST RATE SWAPS							16,829,502	0	16,829,502

(1)Swaps with LCH Clearnet Group (LCH) are centrally cleared swaps.
(2)Notional amount is stated in U.S. Dollars unless otherwise noted.
(3)Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).
(4)Represents floating rate.
Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
JPY	-	Japanese yen
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,647,856,639 or 8.5% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $113,319 or 0.0% of net assets.

(f)	Level 3 security
(g)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(i)	Security is perpetual in nature with no stated maturity date.
(j)
Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $42,493,400.

(k)
Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts, options and bi-lateral over the counter (OTC) swaps. At period end, the value of securities pledged amounted to $4,130,540.

(l)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $20,585,644.
(m)	Security or a portion of the security was pledged to cover margin requirements for centrally cleared swaps. At period end, the value of securities pledged amounted to $28,793,106.
(n)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(o)	Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.
(p)	Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
(q)	Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.
(r)	Non-income producing - Security is in default.
(s)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(t)	Affiliated Fund
(u)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(v)	The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Jonah Energy Parent LLC 12% 11/5/25	5/05/23	103,420

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	757,307,566	12,316,239,512	10,655,822,765	90,541,305	(5,258)	-	2,417,719,055	5.0%
Fidelity Securities Lending Cash Central Fund 5.39%	-	154,214,307	154,214,307	2,542	-	-	-	0.0%
Total	757,307,566	12,470,453,819	10,810,037,072	90,543,847	(5,258)	-	2,417,719,055

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Floating Rate High Income Fund Class Z	1,068,957,235	88,978,633	250,011,599	88,967,034	(4,715,163)	37,917,034	941,126,140
Fidelity Advisor Government Income Fund Class Z	495,406,338	36,766,893	309,505,894	11,763,752	(49,517,847)	35,333,338	208,482,828
Fidelity Advisor New Markets Income Fund Class Z	1,070,993,479	62,378,669	115,000,000	62,378,669	(20,286,875)	128,954,414	1,127,039,687
Fidelity Advisor Real Estate Income Fund Class Z	867,594,233	227,728,344	-	52,728,344	-	38,970,585	1,134,293,162
Fidelity Inflation-Protected Bond Index Fund	125,444,911	209,874,276	100,000,129	9,874,148	(2,881,861)	(3,739,467)	228,697,730
Fidelity Intermediate Treasury Bond Index Fund	1,359,945,732	1,132,823,585	-	53,810,357	-	(58,904,527)	2,433,864,790
Fidelity Investments Money Market Government Portfolio Institutional Class 5.24%	421,616,686	4,552,140,594	4,709,243,178	11,325,661	-	-	264,514,102
Fidelity SAI High Income Fund	390,411,817	19,101,848	225,011,013	19,090,834	(17,407,835)	32,191,458	199,286,275
Fidelity SAI International Credit Fund	251,947,093	126,127,831	-	11,127,831	-	7,614,389	385,689,313
Fidelity SAI Long-Term Treasury Bond Index Fund	2,824,132,623	295,246,695	250,000,000	95,246,695	(112,338,745)	(225,525,726)	2,531,514,847
Fidelity SAI Short-Term Bond Fund	378,422,461	91,869,769	-	16,869,769	-	1,996,936	472,289,166
Fidelity SAI Total Bond Fund	14,844,520,012	1,339,491,962	400,000,000	694,491,969	(39,778,729)	(122,414,876)	15,621,818,369
Fidelity SAI U.S. Treasury Bond Index Fund	6,369,367,993	548,339,273	661,000,000	148,339,273	(120,999,288)	(45,334,796)	6,090,373,182
Fidelity Short-Term Treasury Bond Index Fund	718,184,966	287,244,948	600,002,316	12,236,730	6,375,840	1,345,496	413,148,934
Fidelity Sustainability Bond Index Fund	22,747,368	727,826	-	727,858	-	(468,736)	23,006,458
Fidelity U.S. Bond Index Fund	3,228,930,206	228,549,843	3,215,013,148	37,391,264	(388,938,050)	249,733,949	103,262,800
	34,438,623,153	9,247,390,989	10,834,787,277	1,326,370,188	(750,488,553)	77,669,471	32,178,407,783

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	9,613,941,420	-	9,613,828,101	113,319

U.S. Government and Government Agency Obligations	8,287,434,122	-	8,287,434,122	-

U.S. Government Agency - Mortgage Securities	20,073,821,166	-	20,073,821,166	-

Asset-Backed Securities	2,540,840,263	-	2,540,776,473	63,790

Collateralized Mortgage Obligations	1,085,343,068	-	1,085,343,012	56

Commercial Mortgage Securities	2,420,156,903	-	2,420,156,903	-

Municipal Securities	5,742,611	-	5,742,611	-

Foreign Government and Government Agency Obligations	61,729,365	-	61,729,365	-

Supranational Obligations	13,150,005	-	13,150,005	-

Bank Loan Obligations	3,908,912	-	3,779,509	129,403

Bank Notes	11,851,798	-	11,851,798	-

Fixed-Income Funds	31,441,604,515	31,441,604,515	-	-

Short-Term Funds	472,289,166	472,289,166	-	-

Preferred Securities	76,615,264	-	76,615,264	-

Money Market Funds	2,682,233,157	2,682,233,157	-	-

Purchased Swaptions	42,542,524	-	42,542,524	-
Total Investments in Securities:	78,833,204,259	34,596,126,838	44,236,770,853	306,568
Derivative Instruments: Assets
Futures Contracts	4,089,659	4,089,659	-	-
Forward Foreign Currency Contracts	80,880	-	80,880	-
Swaps	29,407,226	-	29,407,226	-
Total Assets	33,577,765	4,089,659	29,488,106	-
Liabilities
Futures Contracts	(940,956)	(940,956)	-	-
Forward Foreign Currency Contracts	(1,950,225)	-	(1,950,225)	-
Swaps	(1,735,693)	-	(1,735,693)	-
Total Liabilities	(4,626,874)	(940,956)	(3,685,918)	-
Total Derivative Instruments:	28,950,891	3,148,703	25,802,188	-
Other Financial Instruments:
TBA Sale Commitments	(6,013,221,282)	-	(6,013,221,282)	-
Total Other Financial Instruments:	(6,013,221,282)	-	(6,013,221,282)	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Credit Risk
Swaps (a)	12,447,662	(1,605,631)
Total Credit Risk	12,447,662	(1,605,631)
Foreign Exchange Risk
Forward Foreign Currency Contracts (b)	80,880	(1,950,225)
Total Foreign Exchange Risk	80,880	(1,950,225)
Interest Rate Risk
Futures Contracts (c)	4,089,659	(940,956)
Purchased Swaptions (d)	42,542,524	0
Swaps (e)	16,959,564	(130,062)
Total Interest Rate Risk	63,591,747	(1,071,018)
Total Value of Derivatives	76,120,289	(4,626,874)

(a)For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.
(b)Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.
(c)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
(d)Gross value is presented in the Statement of Assets and Liabilities in the Investments in Securities at value line-item.
(e)For centrally cleared swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared swaps is included in receivable or payable for daily variation margin on centrally cleared swaps, and the net cumulative appreciation (depreciation) for centrally cleared swaps is included in Total accumulated earnings (loss).
Financial Statements
Statement of Assets and Liabilities
		May 31, 2024

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $46,018,031,743)	$44,237,077,421
Fidelity Central Funds (cost $2,417,719,016)	2,417,719,055
Other affiliated issuers (cost $35,703,927,579)	32,178,407,783

Total Investment in Securities (cost $84,139,678,338)		$78,833,204,259
Cash		888,037
Foreign currency held at value (cost $419,738)		420,157
Receivable for investments sold		192,926,248
Receivable for TBA sale commitments		6,030,949,990
Unrealized appreciation on forward foreign currency contracts		80,880
Receivable for fund shares sold		75,752,824
Dividends receivable		92,400
Interest receivable		227,106,800
Distributions receivable from Fidelity Central Funds		10,606,945
Bi-lateral OTC swaps, at value		12,447,662
Prepaid expenses		148,900
Other receivables		22,146
Total assets		85,384,647,248
Liabilities
Payable for investments purchased
Regular delivery	$314,391,775
Delayed delivery	12,467,368,553
TBA sale commitments, at value	6,013,221,282
Unrealized depreciation on forward foreign currency contracts	1,950,225
Payable for fund shares redeemed	77,363,428
Distributions payable	562,157
Bi-lateral OTC swaps, at value	1,605,631
Accrued management fee	2,322,740
Payable for daily variation margin on futures contracts	1,876,501
Payable for daily variation margin on centrally cleared swaps	2,872,166
Other payables and accrued expenses	1,671,939
Total liabilities		18,885,206,397
Net Assets		$66,499,440,851
Net Assets consist of:
Paid in capital		$74,645,786,890
Total accumulated earnings (loss)		(8,146,346,039)
Net Assets		$66,499,440,851
Net Asset Value, offering price and redemption price per share ($66,499,440,851 ÷ 7,442,766,543 shares)		$8.93
Statement of Operations
		Year ended May 31, 2024
Investment Income
Dividends:
Unaffiliated issuers		$5,084,333
Affiliated issuers		1,325,939,635
Interest		1,416,556,398
Income from Fidelity Central Funds (including $2,542 from security lending)		90,543,847
Total income		2,838,124,213
Expenses
Management fee	$194,332,266
Custodian fees and expenses	411,673
Independent trustees' fees and expenses	387,642
Registration fees	3,250,313
Audit	89,898
Legal	73,674
Miscellaneous	588,313
Total expenses before reductions	199,133,779
Expense reductions	(165,676,300)
Total expenses after reductions		33,457,479
Net Investment income (loss)		2,804,666,734
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(708,877,582)
Fidelity Central Funds	(5,258)
Other affiliated issuers	(750,488,553)
Forward foreign currency contracts	3,722,564
Foreign currency transactions	151,960
Futures contracts	39,065,874
Swaps	(16,421,966)
Written options	36,690
Capital gain distributions from underlying funds:
Affiliated issuers	430,553
Total net realized gain (loss)		(1,432,385,718)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	124,737,456
Affiliated issuers	77,669,471
Forward foreign currency contracts	(4,293,653)
Assets and liabilities in foreign currencies	(6,948)
Futures contracts	8,313,562
Swaps	3,954,098
TBA Sale commitments	20,893,865
Total change in net unrealized appreciation (depreciation)		231,267,851
Net gain (loss)		(1,201,117,867)
Net increase (decrease) in net assets resulting from operations		$1,603,548,867
Statement of Changes in Net Assets

	Year ended May 31, 2024	Year ended May 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,804,666,734	$1,982,588,216
Net realized gain (loss)	(1,432,385,718)	(1,144,109,988)
Change in net unrealized appreciation (depreciation)	231,267,851	(1,813,366,788)
Net increase (decrease) in net assets resulting from operations	1,603,548,867	(974,888,560)
Distributions to shareholders	(2,691,323,803)	(1,934,293,675)

Share transactions
Proceeds from sales of shares	21,087,767,799	28,111,269,641
Reinvestment of distributions	2,599,304,812	1,894,870,669
Cost of shares redeemed	(20,461,282,796)	(10,626,546,322)

Net increase (decrease) in net assets resulting from share transactions	3,225,789,815	19,379,593,988
Total increase (decrease) in net assets	2,138,014,879	16,470,411,753

Net Assets
Beginning of period	64,361,425,972	47,891,014,219
End of period	$66,499,440,851	$64,361,425,972

Other Information
Shares
Sold	2,359,503,963	3,047,337,881
Issued in reinvestment of distributions	290,814,279	207,670,194
Redeemed	(2,291,309,084)	(1,159,173,454)
Net increase (decrease)	359,009,158	2,095,834,621

Financial Highlights
Strategic Advisers® Fidelity® Core Income Fund

Years ended May 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$9.09	$9.60	$10.60	$10.95	$10.47
Income from Investment Operations
Net investment income (loss) A,B	.378	.322	.222	.239	.302
Net realized and unrealized gain (loss)	(.175)	(.519)	(.993)	.106	.613
Total from investment operations	.203	(.197)	(.771)	.345	.915
Distributions from net investment income	(.363)	(.313)	(.223)	(.245)	(.299)
Distributions from net realized gain	-	-	(.006)	(.450)	(.136)
Total distributions	(.363)	(.313)	(.229)	(.695)	(.435)
Net asset value, end of period	$8.93	$9.09	$9.60	$10.60	$10.95
Total Return C	2.30%	(2.02)%	(7.41)%	3.10%	8.94%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.30%	.30%	.30%	.31%	.32%
Expenses net of fee waivers, if any	.05%	.05%	.05%	.06%	.07%
Expenses net of all reductions	.05%	.05%	.05%	.06%	.07%
Net investment income (loss)	4.23%	3.52%	2.14%	2.18%	2.83%
Supplemental Data
Net assets, end of period (000 omitted)	$66,499,441	$64,361,426	$47,891,014	$35,955,537	$24,774,315
Portfolio turnover rate F	207%	202%	201%	191%	247%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended May 31, 2024

1. Organization.
Strategic Advisers Fidelity Core Income Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, bank loan obligations, foreign government and government agency obligations, municipal securities, preferred securities, supranational obligations and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using service or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in interest. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in interest receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Fidelity Core Income Fund	$21,854

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, swaps, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and future contracts.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$352,396,335
Gross unrealized depreciation	(5,604,626,092)
Net unrealized appreciation (depreciation)	$(5,252,229,757)
Tax Cost	$84,106,599,206

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$29,906,936
Capital loss carryforward	$(2,918,438,661)
Net unrealized appreciation (depreciation) on securities and other investments	$(5,257,728,321)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(1,041,818,903)
Long-term	(1,876,619,758)
Total capital loss carryforward	$(2,918,438,661)

The tax character of distributions paid was as follows:

	May 31, 2024	May 31, 2023
Ordinary Income	$2,691,323,803	$1,934,293,675

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The value of these commitments and proceeds to be received at contractual settlement date are reflected in the Statement of Assets and Liabilities as "TBA sale commitments, at value" and "Receivable for TBA sale commitments" respectively. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, a fund realizes a gain or loss. If a fund delivers securities under the commitment, a fund realizes a gain or loss from the sale of the securities based upon the price established at the date the commitment was entered into.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. For OTC written options with upfront premiums received, a fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Strategic Advisers Fidelity Core Income Fund
Credit Risk
Purchased Options	(524,593)	177,113
Swaps	(1,510,605)	(8,737,207)
Total Credit Risk	(2,035,198)	(8,560,094)
Foreign Exchange Risk
Forward Foreign Currency Contracts	3,722,564	(4,293,653)
Total Foreign Exchange Risk	3,722,564	(4,293,653)
Interest Rate Risk
Futures Contracts	39,065,874	8,313,562
Purchased Options	816,823	(2,007,887)
Written Options	36,690	-
Swaps	(14,911,361)	12,691,305
Total Interest Rate Risk	25,008,026	18,996,980
Totals	26,695,392	6,143,233

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period unless an average contract value is presented.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. OTC options, such as swaptions, which are options where the underlying instrument is a swap, were used to manage exposure to fluctuations in interest rates and potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period unless an average notional amount is presented.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in total accumulated earnings (loss) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in total accumulated earnings (loss) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. A fund enters into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Fidelity Core Income Fund	93,600,130,729	90,107,125,922
5. Fees and Other Transactions with Affiliates.
Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .60% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .29% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Adviser. FIAM LLC (an affiliate of the investment adviser) served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund redeemed shares of Fidelity Intermediate Bond Fund, Fidelity Corporate Bond Fund and Fidelity Global Credit Fund in exchange for investments and cash, if any, as noted in the table below. The Fund had a net realized loss of $479,994,211 on the Fund's redemptions of Fidelity Intermediate Bond Fund, Fidelity Corporate Bond Fund and Fidelity Global Credit Fund, which is included in "Net Realized gain (loss)" in the accompanying Statement of Changes in Net Assets. The Fund recognized a net loss on the exchanges for federal income tax purposes.

Fund Name	Value of Investments ($)	Net realized gain (loss) ($)	Shares redeemed
Fidelity Intermediate Bond Fund	1,495,644,500	(161,321,472)	153,556,930
Fidelity Corporate Bond Fund	2,797,847,189	(312,457,179)	271,635,649
Fidelity Global Credit Fund	25,630,401	(6,215,560)	3,394,755

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers Fidelity Core Income Fund	19,173
6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Strategic Advisers Fidelity Core Income Fund	116,359
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Strategic Advisers Fidelity Core Income Fund	277	-	-
9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2026. During the period, this waiver reduced the Fund's management fee by $165,657,814.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $18,486.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Fidelity Core Income Fund
Fidelity Intermediate Treasury Bond Index Fund	29%
Fidelity New Markets Income Fund	28%
Fidelity Real Estate Income Fund	25%
Fidelity SAI High Income Fund	13%
Fidelity SAI International Credit Fund	100%
Fidelity SAI Long-Term Treasury Bond Index Fund	81%
Fidelity SAI Short-Term Bond Fund	12%
Fidelity SAI Total Bond Fund	79%
Fidelity SAI U.S. Treasury Bond Index Fund	40%
Fidelity Short-Term Treasury Bond Index Fund	13%
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Fidelity Core Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Fidelity Core Income Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of May 31, 2024, the related statement of operations for the year ended May 31, 2024, the statement of changes in net assets for each of the two years in the period ended May 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2024 and the financial highlights for each of the five years in the period ended May 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2024 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 16, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 30.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $2,691,323,803 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 10: Renumeration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of Amended Sub-Advisory Agreement
Strategic Advisers Fidelity Core Income Fund
In December 2023, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve amendments to the fee schedules for two investment mandates in the existing sub-advisory agreement among Strategic Advisers, FIAM LLC (the Sub-Adviser), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund (Amended Sub-Advisory Agreement). The Board noted that each updated fee schedule in the Amended Sub-Advisory Agreement became effective as of October 1, 2023, and will result in the same or lower fees at all asset levels. The Board also noted that no other material contract terms are impacted by the Amended Sub-Advisory Agreement. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.
In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. The Board's decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.
Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that provide services to the fund, the fund's investment objective, strategies and related investment philosophy, the current sub-adviser line-up, and the structure of the investment personnel compensation programs and whether such structure provides appropriate incentives to act in the best interests of the fund in connection with its annual renewal of the fund's management contract, sub-advisory agreements and sub-subadvisory agreements at its September 2023 meeting.
The Board noted that it had approved the existing sub-advisory agreement with the Sub-Adviser at its September 2023 meeting and that the Amended Sub-Advisory Agreement will not result in any changes to: (i) the nature, extent and quality of the sub-advisory services provided; (ii) the investment process or strategies employed in the management of the fund's assets; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management.
Investment Performance. The Board did not consider performance to be a material factor in its decision to approve the Amended Sub-Advisory Agreement because the approval of the Amended Sub-Advisory Agreement will not result in any changes (i) to the fund's investment processes or strategies; or (ii) in the persons primarily responsible for the day-to-day management of the fund.
Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement should continue to benefit the fund's shareholders.
Competitiveness of Management Fee and Total Fund Expenses.  The Board noted that the Amended Sub-Advisory Agreement will not result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee.
The Board also considered that the Amended Sub-Advisory Agreement is expected to result in a decrease in the total management fee rate of the fund, with respect to each mandate individually and also on a combined basis.  Based on its review, the Board concluded that the fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.
Costs of the Services and Profitability.  Because the Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers' portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Amended Sub-Advisory Agreement.
Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of the Amended Sub-Advisory Agreement will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.
Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that the Amended Sub-Advisory Agreement will continue to provide for breakpoints with respect to each mandate that have the potential to reduce sub-advisory fees paid to the sub-adviser as assets allocated to the sub-adviser grow. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the Amended Sub-Advisory Agreement because the fund is not expected to bear any additional expenses as a result of the Amended Sub-Advisory Agreement.
Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the Amended Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and should be approved. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

1.9887939.105
COI-ANN-0724
Strategic Advisers® Large Cap Fund
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
May 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Strategic Advisers® Large Cap Fund
Schedule of Investments May 31, 2024
Showing Percentage of Net Assets
Common Stocks - 83.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 7.9%
Diversified Telecommunication Services - 0.4%
AT&T, Inc.	5,795,640	105,596,561
ATN International, Inc.	9,300	226,362
Cellnex Telecom SA (a)	38,400	1,402,755
Globalstar, Inc. (b)	174,000	189,660
IDT Corp. Class B	596	24,156
Iridium Communications, Inc.	59,600	1,794,556
Liberty Global Ltd. Class C	55,300	943,971
Lumen Technologies, Inc. (b)(c)	198,500	256,065
Shenandoah Telecommunications Co.	100	1,881
Verizon Communications, Inc.	2,821,770	116,115,836
		226,551,803
Entertainment - 1.1%
Capcom Co. Ltd.	42,600	785,553
Electronic Arts, Inc.	431,141	57,290,016
Eventbrite, Inc. (b)(c)	84,500	420,810
Liberty Media Corp. Liberty Live Class C	40,707	1,549,715
Lionsgate Studios Corp.	5,000	41,650
Live Nation Entertainment, Inc. (b)	92,900	8,708,446
Netflix, Inc. (b)	671,391	430,777,893
Playstudios, Inc. Class A (b)	13,800	31,326
Roblox Corp. (b)	51,500	1,731,430
Roku, Inc. Class A (b)	13,500	774,900
Sea Ltd. ADR (b)	104,700	7,069,344
Spotify Technology SA (b)	35,368	10,496,515
Take-Two Interactive Software, Inc. (b)	8,200	1,314,952
The Walt Disney Co.	1,588,529	165,064,048
TKO Group Holdings, Inc.	48,508	5,290,768
Ubisoft Entertainment SA (b)	80,500	1,968,683
Warner Bros Discovery, Inc. (b)	14,800	121,952
Warner Music Group Corp. Class A	34,000	1,012,520
		694,450,521
Interactive Media & Services - 5.3%
Alphabet, Inc.:
Class A	5,718,338	986,413,305
Class C	6,090,130	1,059,439,015
Bumble, Inc. (b)	55,400	648,180
Cars.com, Inc. (b)	100	2,023
DHI Group, Inc. (b)	3,646	7,547
IAC, Inc. (b)(c)	79,984	3,982,403
Match Group, Inc. (b)	237,626	7,278,484
Meta Platforms, Inc. Class A	2,769,450	1,292,862,344
Pinterest, Inc. Class A (b)	46,900	1,945,881
QuinStreet, Inc. (b)	2,200	38,742
Snap, Inc. Class A (b)	347,400	5,217,948
Vimeo, Inc. (b)	4,500	17,460
Yelp, Inc. (b)	16,989	628,083
		3,358,481,415
Media - 0.6%
Altice U.S.A., Inc. Class A (b)	833,528	2,067,149
AMC Networks, Inc. Class A (b)	6,439	111,652
Charter Communications, Inc. Class A (b)	224,565	64,477,103
Comcast Corp. Class A	4,653,834	186,292,975
E.W. Scripps Co. Class A (b)	48,100	130,832
Entravision Communication Corp. Class A	9,561	20,652
Fox Corp.:
Class A	701,895	24,166,245
Class B	5,100	162,894
Gannett Co., Inc. (b)(c)	102,860	386,754
Gray Television, Inc.	4,509	28,136
Ibotta, Inc.	1,300	126,269
Interpublic Group of Companies, Inc.	66,500	2,086,105
John Wiley & Sons, Inc. Class A	1,000	36,450
Liberty Broadband Corp.:
Class A (b)	72,900	3,954,096
Class C (b)	50,013	2,705,203
Liberty Media Corp. Liberty SiriusXM Class C	1,163,978	26,375,741
News Corp.:
Class A	1,147	31,187
Class B	12,950	361,046
Nexstar Media Group, Inc. Class A (c)	66,847	11,075,879
Omnicom Group, Inc.	271,998	25,284,934
Paramount Global Class B	274,896	3,274,011
Scholastic Corp.	1,900	68,932
Sinclair, Inc. Class A	300	4,260
Sirius XM Holdings, Inc. (c)	17,800	50,196
TEGNA, Inc.	305,200	4,550,532
The New York Times Co. Class A	14,200	727,040
The Trade Desk, Inc. (b)	17,500	1,623,650
WideOpenWest, Inc. (b)	13,900	69,917
		360,249,840
Wireless Telecommunication Services - 0.5%
Gogo, Inc. (b)	3,700	39,165
T-Mobile U.S., Inc.	1,956,091	342,237,681
U.S. Cellular Corp. (b)	2,007	111,308
		342,388,154
TOTAL COMMUNICATION SERVICES		4,982,121,733
CONSUMER DISCRETIONARY - 8.6%
Automobile Components - 0.1%
Aptiv PLC (b)	425,715	35,445,031
BorgWarner, Inc.	318,000	11,339,880
Cooper-Standard Holding, Inc. (b)	4,575	60,390
Dana, Inc.	1,100	15,466
Fox Factory Holding Corp. (b)	2,600	121,212
Gentex Corp.	65,100	2,278,500
Lear Corp.	35,000	4,387,250
Mobileye Global, Inc. Class A (b)(c)	600	15,396
Motorcar Parts of America, Inc. (b)	3,110	15,830
Phinia, Inc.	92,700	4,149,252
QuantumScape Corp. Class A (b)(c)	3,200	18,912
Stoneridge, Inc. (b)	33	524
The Goodyear Tire & Rubber Co. (b)	324,400	3,993,364
Visteon Corp. (b)	4,800	534,576
		62,375,583
Automobiles - 0.9%
Ford Motor Co.	3,080,701	37,368,903
General Motors Co.	1,139,891	51,283,696
Harley-Davidson, Inc.	358,700	12,870,156
Rivian Automotive, Inc. (b)(c)	245,811	2,684,256
Tesla, Inc. (b)	2,472,708	440,339,841
		544,546,852
Broadline Retail - 3.3%
Alibaba Group Holding Ltd. sponsored ADR	140,475	11,004,812
Amazon.com, Inc. (b)	11,566,382	2,040,772,440
Dillard's, Inc. Class A (c)	3,400	1,520,990
eBay, Inc.	393,758	21,349,559
Etsy, Inc. (b)	26,900	1,707,343
Kohl's Corp. (c)	232,700	5,210,153
Macy's, Inc.	451,300	8,791,324
Qurate Retail, Inc. Series A (b)	103,224	73,454
		2,090,430,075
Distributors - 0.0%
Genuine Parts Co.	87,900	12,669,906
LKQ Corp.	67,800	2,917,434
Pool Corp. (c)	36,260	13,182,323
		28,769,663
Diversified Consumer Services - 0.0%
2U, Inc. (b)	7,500	2,089
ADT, Inc.	27,400	194,814
Adtalem Global Education, Inc. (b)	9,000	579,510
Chegg, Inc. (b)(c)	115,300	441,599
Coursera, Inc. (b)	80,600	612,560
Duolingo, Inc. (b)	7,272	1,391,861
Frontdoor, Inc. (b)	1,400	49,518
Grand Canyon Education, Inc. (b)	900	128,214
H&R Block, Inc.	76,200	3,782,568
Laureate Education, Inc.	16,900	264,654
Service Corp. International	59,000	4,227,940
Udemy, Inc. (b)	13,900	122,876
		11,798,203
Hotels, Restaurants & Leisure - 1.9%
Airbnb, Inc. Class A (b)	332,989	48,260,096
Booking Holdings, Inc.	41,824	157,942,062
Caesars Entertainment, Inc. (b)	75,853	2,697,333
Carnival Corp. (b)	387,286	5,840,273
Chipotle Mexican Grill, Inc. (b)	51,267	160,441,102
Churchill Downs, Inc.	39,800	5,154,100
Darden Restaurants, Inc.	100,249	15,076,447
Dine Brands Global, Inc.	79,600	3,140,220
Domino's Pizza, Inc.	64,822	32,967,173
Doordash, Inc. (b)	154,528	17,015,078
Draftkings Holdings, Inc. (b)	44,800	1,573,824
Expedia Group, Inc. (b)	116,412	13,138,258
Flutter Entertainment PLC (b)	10,800	2,078,290
Hilton Worldwide Holdings, Inc.	876,965	175,919,179
Las Vegas Sands Corp.	545,460	24,562,064
Lindblad Expeditions Holdings (b)	1,392	10,774
Marriott International, Inc. Class A	244,170	56,444,779
Marriott Vacations Worldwide Corp.	35,345	3,190,593
McDonald's Corp.	743,134	192,389,961
MGM Resorts International (b)	73,400	2,948,478
Monarch Casino & Resort, Inc.	300	20,091
Noodles & Co. Class A (b)(c)	17,176	32,291
Norwegian Cruise Line Holdings Ltd. (b)	399,800	6,636,680
Red Rock Resorts, Inc.	28,800	1,476,000
Restaurant Brands International, Inc.	87,200	5,979,465
Royal Caribbean Cruises Ltd. (b)	277,505	40,981,938
Rush Street Interactive, Inc. (b)	3,562	31,880
Starbucks Corp.	696,810	55,898,098
Texas Roadhouse, Inc. Class A	9,208	1,589,945
Wingstop, Inc.	39,800	14,672,270
Wyndham Hotels & Resorts, Inc.	9,300	658,068
Wynn Resorts Ltd.	214,024	20,306,597
Yum China Holdings, Inc.	137,002	4,899,192
Yum! Brands, Inc.	1,051,876	144,559,319
		1,218,531,918
Household Durables - 0.3%
D.R. Horton, Inc.	159,347	23,551,487
GoPro, Inc. Class A (b)	32,100	48,792
Leggett & Platt, Inc.	104,300	1,209,880
Lennar Corp. Class A	412,059	66,073,661
Lovesac (b)	4,300	120,873
Mohawk Industries, Inc. (b)	57,410	7,000,001
Newell Brands, Inc.	278,375	2,149,055
NVR, Inc. (b)	6,004	46,115,103
PulteGroup, Inc.	390,911	45,861,679
Purple Innovation, Inc. Class A (c)	1,000	1,250
Sonos, Inc. (b)	200	3,160
Tempur Sealy International, Inc.	1,300	66,768
Toll Brothers, Inc.	15,900	1,934,076
TopBuild Corp. (b)	100	41,795
Traeger, Inc. (b)	1,700	4,403
Universal Electronics, Inc. (b)(c)	3,059	34,934
Whirlpool Corp. (c)	76,389	7,106,469
		201,323,386
Leisure Products - 0.0%
Acushnet Holdings Corp. (c)	10,100	665,590
Brunswick Corp.	15,900	1,312,227
Hasbro, Inc.	400	23,912
JAKKS Pacific, Inc. (b)	5,101	94,726
Latham Group, Inc. (b)	1,300	5,018
MasterCraft Boat Holdings, Inc. (b)	500	10,550
Mattel, Inc. (b)	11,800	209,922
YETI Holdings, Inc. (b)	6,500	264,810
		2,586,755
Specialty Retail - 1.9%
Advance Auto Parts, Inc.	45,900	3,242,376
American Eagle Outfitters, Inc.	1,600	35,152
AutoNation, Inc. (b)	101,600	17,297,400
AutoZone, Inc. (b)	20,777	57,551,043
Bath & Body Works, Inc.	261,107	13,561,898
Best Buy Co., Inc.	160,399	13,605,043
Build-A-Bear Workshop, Inc.	1,000	27,070
Burlington Stores, Inc. (b)	506,774	121,651,099
CarMax, Inc. (b)	134,420	9,444,349
CarParts.com, Inc. (b)	101,607	119,896
Carvana Co. Class A (b)(c)	27,700	2,769,446
Conn's, Inc. (b)	3,000	10,740
Dick's Sporting Goods, Inc.	86,565	19,705,657
Foot Locker, Inc.	55,900	1,550,107
Genesco, Inc. (b)	8,500	242,250
Group 1 Automotive, Inc.	778	241,942
GrowGeneration Corp. (b)	9,070	22,947
Lands' End, Inc. (b)	900	12,861
Lithia Motors, Inc. Class A (sub. vtg.)	7,200	1,822,608
LL Flooring Holdings, Inc. (b)	20,481	34,818
Lowe's Companies, Inc.	1,249,060	276,404,487
Monro, Inc.	477	11,281
Murphy U.S.A., Inc.	12,211	5,357,576
National Vision Holdings, Inc. (b)	4,100	61,869
O'Reilly Automotive, Inc. (b)	150,725	145,187,364
Penske Automotive Group, Inc. (c)	78,098	11,878,706
Ross Stores, Inc.	282,900	39,538,104
Sally Beauty Holdings, Inc. (b)	465,525	5,670,095
Sleep Number Corp. (b)(c)	16,453	248,769
The Aaron's Co., Inc.	64,929	550,598
The Cato Corp. Class A (sub. vtg.)	6,000	36,000
The Container Store Group, Inc. (b)	6,291	4,216
The Home Depot, Inc.	758,505	254,000,569
The ODP Corp. (b)	65,359	2,559,458
TJX Companies, Inc.	1,421,820	146,589,642
Ulta Beauty, Inc. (b)	34,911	13,792,987
Upbound Group, Inc.	900	29,538
Valvoline, Inc. (b)	55,900	2,269,540
Victoria's Secret & Co. (b)	26,700	608,493
Williams-Sonoma, Inc.	40,700	11,934,054
Winmark Corp.	200	71,180
Zumiez, Inc. (b)	5,005	93,994
		1,179,847,222
Textiles, Apparel & Luxury Goods - 0.2%
Carter's, Inc. (c)	42,961	2,938,532
Columbia Sportswear Co. (c)	16,405	1,404,596
Crocs, Inc. (b)	13,900	2,163,396
Deckers Outdoor Corp. (b)	10,431	11,410,680
Figs, Inc. Class A (b)	92,800	491,840
Fossil Group, Inc. (b)	14,200	17,040
Levi Strauss & Co. Class A	24,800	595,448
lululemon athletica, Inc. (b)	24,787	7,733,296
NIKE, Inc. Class B	870,997	82,788,265
PVH Corp.	49,000	5,880,490
Ralph Lauren Corp. Class A	44,491	8,314,478
Skechers U.S.A., Inc. Class A (sub. vtg.) (b)	81,700	5,835,014
Tapestry, Inc.	178,100	7,745,569
Unifi, Inc. (b)(c)	10,400	68,120
VF Corp. (c)	153,600	2,039,808
Wolverine World Wide, Inc.	500	6,810
		139,433,382
TOTAL CONSUMER DISCRETIONARY		5,479,643,039
CONSUMER STAPLES - 4.3%
Beverages - 1.3%
Boston Beer Co., Inc. Class A (b)	4,400	1,380,148
Brown-Forman Corp. Class B (non-vtg.)	181,022	8,301,669
Celsius Holdings, Inc. (b)	400	31,992
Coca-Cola Consolidated, Inc.	4,300	4,218,472
Constellation Brands, Inc. Class A (sub. vtg.)	188,430	47,150,839
Keurig Dr. Pepper, Inc.	1,457,706	49,926,431
Molson Coors Beverage Co. Class B (c)	484,764	26,569,915
Monster Beverage Corp. (b)	3,275,632	170,070,813
PepsiCo, Inc.	1,330,615	230,063,334
The Coca-Cola Co.	4,055,180	255,192,477
The Vita Coco Co., Inc. (b)	92,118	2,681,555
		795,587,645
Consumer Staples Distribution & Retail - 1.2%
Albertsons Companies, Inc.	187,325	3,866,388
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	40,300	2,352,152
BJ's Wholesale Club Holdings, Inc. (b)	19,900	1,752,593
Costco Wholesale Corp.	284,133	230,116,475
Dollar General Corp.	269,646	36,917,234
Dollar Tree, Inc. (b)	38,542	4,546,029
Kroger Co.	1,103,963	57,814,542
Performance Food Group Co. (b)(c)	144,462	10,054,555
SpartanNash Co.	11,292	221,888
Sysco Corp.	552,985	40,268,368
Target Corp.	597,718	93,339,643
U.S. Foods Holding Corp. (b)	49,600	2,620,368
United Natural Foods, Inc. (b)(c)	112,300	1,348,723
Walgreens Boots Alliance, Inc.	260,814	4,230,403
Walmart, Inc.	3,788,931	249,160,103
Weis Markets, Inc.	1,750	114,713
		738,724,177
Food Products - 0.5%
Archer Daniels Midland Co.	197,887	12,356,064
Bunge Global SA	217,627	23,414,489
Cal-Maine Foods, Inc.	500	30,835
Calavo Growers, Inc.	3,700	99,789
Campbell Soup Co.	84,000	3,727,920
Conagra Brands, Inc.	432,300	12,917,124
Darling Ingredients, Inc. (b)	1,000	40,400
Flowers Foods, Inc.	10,570	245,435
General Mills, Inc.	405,808	27,899,300
Hormel Foods Corp.	3,316	102,730
Ingredion, Inc.	125,600	14,768,048
Kellanova	96,300	5,810,742
Lamb Weston Holdings, Inc.	120,649	10,652,100
McCormick & Co., Inc. (non-vtg.)	2,700	194,994
Mondelez International, Inc.	1,764,217	120,901,791
Post Holdings, Inc. (b)	40,872	4,355,729
Seaboard Corp.	11	36,752
The Hain Celestial Group, Inc. (b)	16,500	126,390
The Hershey Co.	85,888	16,991,223
The Kraft Heinz Co.	1,319,536	46,671,988
The Simply Good Foods Co. (b)	147,200	5,665,728
Tootsie Roll Industries, Inc.	945	27,651
Tyson Foods, Inc. Class A	101,314	5,800,227
WK Kellogg Co. (c)	125,200	2,377,548
		315,214,997
Household Products - 0.9%
Church & Dwight Co., Inc.	695,042	74,376,444
Colgate-Palmolive Co.	1,101,922	102,434,669
Energizer Holdings, Inc. (c)	308,820	8,838,428
Kimberly-Clark Corp.	280,972	37,453,568
Procter & Gamble Co.	2,158,494	355,158,603
Reynolds Consumer Products, Inc.	1,000	28,440
Spectrum Brands Holdings, Inc.	50,200	4,504,948
The Clorox Co.	41,400	5,446,584
		588,241,684
Personal Care Products - 0.1%
BellRing Brands, Inc. (b)	64,600	3,757,782
Estee Lauder Companies, Inc. Class A	29,800	3,676,128
Haleon PLC ADR	902,575	7,617,733
Inter Parfums, Inc.	200	23,956
Kenvue, Inc.	1,901,492	36,698,796
MediFast, Inc. (c)	5,400	138,996
Nu Skin Enterprises, Inc. Class A (c)	32,500	433,875
Olaplex Holdings, Inc. (b)	72,620	129,264
Unilever PLC sponsored ADR	152,780	8,364,705
USANA Health Sciences, Inc. (b)	600	28,560
		60,869,795
Tobacco - 0.3%
Altria Group, Inc.	1,450,675	67,093,719
Philip Morris International, Inc.	1,435,787	145,560,086
Vector Group Ltd.	109,300	1,199,021
		213,852,826
TOTAL CONSUMER STAPLES		2,712,491,124
ENERGY - 3.9%
Energy Equipment & Services - 0.3%
Baker Hughes Co. Class A	2,402,425	80,433,189
Championx Corp.	4,100	133,742
DMC Global, Inc. (b)	1,600	20,784
Expro Group Holdings NV (b)	97,700	2,144,515
Halliburton Co.	1,035,750	38,012,025
NOV, Inc.	70,300	1,323,046
Oceaneering International, Inc. (b)	2,028	48,023
Oil States International, Inc. (b)	87,800	392,466
Schlumberger Ltd.	1,642,227	75,361,797
TETRA Technologies, Inc. (b)	10,460	38,807
Weatherford International PLC (b)	34,400	4,139,696
		202,048,090
Oil, Gas & Consumable Fuels - 3.6%
Africa Oil Corp.	1,484,800	2,843,338
Antero Midstream GP LP	18,000	263,700
Antero Resources Corp. (b)	18,000	641,340
APA Corp.	338,960	10,348,449
Athabasca Oil Corp. (b)	982,600	3,611,890
Cheniere Energy, Inc.	151,200	23,857,848
Chesapeake Energy Corp. (c)	66,737	6,068,395
Chevron Corp.	1,485,516	241,099,247
Chord Energy Corp.	6,900	1,279,329
CNX Resources Corp. (b)	63,800	1,677,940
ConocoPhillips Co.	2,189,223	255,000,695
CONSOL Energy, Inc.	2,000	207,340
Coterra Energy, Inc.	458,551	13,077,875
Crescent Energy, Inc. Class A	6,700	84,420
Delek U.S. Holdings, Inc. (c)	8,100	206,226
Devon Energy Corp.	713,846	35,035,562
Diamondback Energy, Inc.	120,807	24,072,003
EOG Resources, Inc.	1,878,839	234,009,397
EQT Corp.	413,800	17,003,042
Equitrans Midstream Corp.	6,500	92,820
Exxon Mobil Corp.	7,248,810	849,995,461
FutureFuel Corp.	10,000	42,800
Galp Energia SGPS SA Class B	247,600	5,206,812
Green Plains, Inc. (b)	6,507	111,725
Gulfport Energy Corp. (b)	9,800	1,585,738
Hess Corp.	84,391	13,004,653
HF Sinclair Corp.	292,000	16,127,160
Imperial Oil Ltd.	141,700	10,011,893
Kinder Morgan, Inc.	1,115,870	21,748,306
Kosmos Energy Ltd. (b)	271,700	1,657,370
Marathon Oil Corp.	832,000	24,094,720
Marathon Petroleum Corp.	681,424	120,346,293
MEG Energy Corp. (b)	368,400	7,998,060
Murphy Oil Corp.	35,400	1,514,766
Occidental Petroleum Corp.	1,095,934	68,495,875
ONEOK, Inc.	3,000	243,000
PBF Energy, Inc. Class A	21,100	977,563
Phillips 66 Co.	504,219	71,654,562
Range Resources Corp.	88,900	3,281,299
Rex American Resources Corp. (b)	9,700	484,903
Scorpio Tankers, Inc.	84,020	6,895,521
Shell PLC ADR	567,868	41,329,433
SilverBow Resources, Inc. (b)	400	15,680
SM Energy Co.	1,200	60,516
Southwestern Energy Co. (b)	130,100	979,653
Suncor Energy, Inc. (c)	197,000	8,041,540
Targa Resources Corp.	87,770	10,377,047
The Williams Companies, Inc.	1,276,710	52,996,232
VAALCO Energy, Inc.	6,900	44,022
Valero Energy Corp.	406,377	63,858,082
		2,273,661,541
TOTAL ENERGY		2,475,709,631
FINANCIALS - 12.8%
Banks - 3.6%
AIB Group PLC	433,080	2,464,523
Ameris Bancorp	500	24,975
Associated Banc-Corp.	241,000	5,162,220
BancFirst Corp.	200	17,230
Bancorp, Inc., Delaware (b)	2,300	77,257
Bank of America Corp.	11,589,124	463,449,069
Bank OZK	21,400	896,232
BankUnited, Inc.	272,806	7,826,804
Banner Corp.	1,600	74,928
Berkshire Hills Bancorp, Inc.	6,995	155,499
BOK Financial Corp.	4,900	444,038
Byline Bancorp, Inc.	2,800	64,680
Cadence Bank	1,265	36,116
Capitol Federal Financial, Inc.	19,000	98,230
Carter Bankshares, Inc. (b)	300	3,825
Citigroup, Inc.	2,590,326	161,403,213
Citizens Financial Group, Inc.	971,665	34,290,058
Columbia Banking Systems, Inc.	768	14,807
Commerce Bancshares, Inc.	36,600	2,036,424
Cullen/Frost Bankers, Inc.	14,700	1,493,226
Customers Bancorp, Inc. (b)(c)	7,700	348,810
CVB Financial Corp.	1,200	19,848
Eagle Bancorp, Inc.	2,300	41,469
East West Bancorp, Inc.	147,891	10,972,033
Eurobank Ergasias Services and Holdings SA (b)	1,862,962	4,072,605
Fifth Third Bancorp	4,121,405	154,222,975
Financial Institutions, Inc.	23	405
First Citizens Bancshares, Inc.	6,904	11,725,961
First Foundation, Inc.	19,800	117,216
First Horizon National Corp.	624,300	9,888,912
First Internet Bancorp	2,200	64,812
FNB Corp., Pennsylvania	12,801	176,270
Hancock Whitney Corp.	600	28,038
Hanmi Financial Corp.	3,012	47,469
HDFC Bank Ltd.	75,632	1,389,468
Heartland Financial U.S.A., Inc.	100	4,396
Heritage Financial Corp., Washington	2,600	47,138
Hilltop Holdings, Inc.	2,301	70,388
Home Bancshares, Inc.	13,500	317,520
Huntington Bancshares, Inc.	2,085,401	29,028,782
International Bancshares Corp.	163	9,263
JPMorgan Chase & Co.	3,095,477	627,236,505
Kearny Financial Corp.	4,490	25,458
KeyCorp	559,023	8,033,161
Live Oak Bancshares, Inc.	5,600	193,088
M&T Bank Corp.	150,550	22,823,380
Midland States Bancorp, Inc.	398	9,043
Northfield Bancorp, Inc.	3,306	29,291
Northwest Bancshares, Inc.	400	4,380
OceanFirst Financial Corp.	111	1,671
Pathward Financial, Inc.	37,400	1,993,794
Piraeus Financial Holdings SA (b)	651,400	2,559,058
PNC Financial Services Group, Inc.	297,872	46,882,074
Popular, Inc.	53,900	4,797,639
Primis Financial Corp. (c)	600	6,294
Provident Financial Services, Inc.	1,000	14,400
Regions Financial Corp.	1,398,334	27,057,763
Sandy Spring Bancorp, Inc.	6,100	142,984
Synovus Financial Corp.	1,900	75,411
Truist Financial Corp.	2,855,401	107,791,388
Trustmark Corp.	1,400	40,810
U.S. Bancorp	278,198	11,280,929
UMB Financial Corp.	27,961	2,305,105
United Bankshares, Inc., West Virginia	5,000	162,200
Univest Corp. of Pennsylvania	300	6,540
Valley National Bancorp	5,400	38,502
WaFd, Inc.	1,000	28,010
Webster Financial Corp.	48,500	2,144,670
Wells Fargo & Co.	7,966,811	477,371,315
Western Alliance Bancorp.	110,494	6,964,437
Zions Bancorporation NA	259,200	11,194,848
		2,263,841,280
Capital Markets - 2.4%
Affiliated Managers Group, Inc.	1,160	188,616
Ameriprise Financial, Inc.	128,832	56,249,340
Ares Management Corp. Class A,	361,247	50,635,992
Bank of New York Mellon Corp.	1,341,304	79,955,131
BlackRock, Inc. Class A	35,063	27,069,688
Blackstone, Inc.	254,376	30,652,308
Brookfield Asset Management Ltd. Class A	262,101	10,284,843
Brookfield Corp. Class A (c)	1,548,676	67,351,919
Carlyle Group LP	101,400	4,356,144
Cboe Global Markets, Inc.	339,352	58,704,502
Charles Schwab Corp.	2,989,253	219,052,460
CME Group, Inc.	74,050	15,030,669
CVC Capital Partners PLC (a)	44,400	862,793
FactSet Research Systems, Inc.	52,187	21,097,117
Federated Hermes, Inc.	41,200	1,366,604
Franklin Resources, Inc.	8,100	191,160
Goldman Sachs Group, Inc.	549,607	250,906,588
Interactive Brokers Group, Inc.	10,099	1,269,646
Intercontinental Exchange, Inc.	341,524	45,730,064
Invesco Ltd.	46,300	727,373
Jefferies Financial Group, Inc.	1,051,885	48,933,690
KKR & Co. LP	702,330	72,227,617
London Stock Exchange Group PLC	26,950	3,158,986
LPL Financial	80,799	23,125,482
MarketAxess Holdings, Inc.	26,766	5,324,560
Moelis & Co. Class A	209	11,831
Moody's Corp.	137,044	54,405,098
Morgan Stanley	1,294,353	126,639,498
MSCI, Inc.	26,699	13,220,811
NASDAQ, Inc.	13,600	802,808
Northern Trust Corp.	319,483	26,913,248
Open Lending Corp. (b)	4,900	31,703
Raymond James Financial, Inc.	58,400	7,168,600
Robinhood Markets, Inc. (b)	115,600	2,416,040
S&P Global, Inc.	142,093	60,746,178
SEI Investments Co.	291,553	19,741,054
State Street Corp.	726,290	54,900,261
StepStone Group, Inc. Class A	66,923	2,873,674
Stifel Financial Corp.	145,600	11,786,320
T. Rowe Price Group, Inc.	62,900	7,411,507
Tradeweb Markets, Inc. Class A	216,622	23,613,964
UBS Group AG	128,433	4,094,444
Virtu Financial, Inc. Class A	232,827	5,122,194
		1,516,352,525
Consumer Finance - 0.6%
Ally Financial, Inc.	504,400	19,656,468
American Express Co.	864,200	207,408,000
Capital One Financial Corp.	703,224	96,784,719
Discover Financial Services	358,299	43,948,955
Enova International, Inc. (b)	9,860	607,869
EZCORP, Inc. (non-vtg.) Class A (b)(c)	39,900	418,551
FirstCash Holdings, Inc.	100	11,792
Green Dot Corp. Class A (b)	7,600	75,316
LendingClub Corp. (b)	30,000	267,600
Navient Corp. (c)	447,499	6,743,810
Nelnet, Inc. Class A (c)	3,600	373,176
NerdWallet, Inc. (b)	3,682	51,364
OneMain Holdings, Inc.	83,284	4,090,910
PRA Group, Inc. (b)	2,800	60,424
PROG Holdings, Inc.	8,900	336,331
Regional Management Corp.	402	11,055
Synchrony Financial	131,800	5,772,840
		386,619,180
Financial Services - 3.9%
Affirm Holdings, Inc. Class A, (b)	64,300	1,882,061
Apollo Global Management, Inc.	650,761	75,592,398
Berkshire Hathaway, Inc.:
Class A (b)	8	5,019,200
Class B (b)	1,458,347	604,338,997
Block, Inc. Class A (b)	1,427,418	91,468,945
Corebridge Financial, Inc.	853,104	24,885,044
Corpay, Inc. (b)	547,889	146,653,449
Enact Holdings, Inc.	29,400	902,874
Equitable Holdings, Inc.	505,535	20,974,647
Federal Agricultural Mortgage Corp. Class C (non-vtg.)	1,600	279,472
Fidelity National Information Services, Inc.	1,039,242	78,857,683
Fiserv, Inc. (b)	740,837	110,947,749
Flywire Corp. (b)	7,298	125,161
Global Payments, Inc.	445,192	45,342,805
Jack Henry & Associates, Inc.	13,330	2,195,184
MasterCard, Inc. Class A	1,219,943	545,399,917
MGIC Investment Corp.	200,010	4,200,210
NCR Atleos Corp.	109,650	3,051,560
NMI Holdings, Inc. Class A (b)	500	16,590
Payoneer Global, Inc. (b)	9,300	55,707
PayPal Holdings, Inc. (b)	1,033,324	65,089,079
Radian Group, Inc.	431,600	13,483,184
Rocket Companies, Inc. (b)(c)	1,000	13,900
The Western Union Co.	275,535	3,526,848
UWM Holdings Corp. Class A (c)	349,668	2,577,053
Visa, Inc. Class A	2,132,592	581,046,016
Voya Financial, Inc.	529,628	40,156,395
Waterstone Financial, Inc.	500	6,050
WEX, Inc. (b)	3,000	561,960
		2,468,650,138
Insurance - 2.3%
AFLAC, Inc.	771,103	69,299,027
Allstate Corp.	392,571	65,763,494
AMBAC Financial Group, Inc. (b)	3,300	58,476
American Financial Group, Inc.	71,300	9,262,583
American International Group, Inc.	1,773,738	139,806,029
Aon PLC	242,050	68,170,962
Arch Capital Group Ltd. (b)	451,283	46,315,174
Arthur J. Gallagher & Co.	37,215	9,427,676
Assurant, Inc.	37,444	6,495,411
Axis Capital Holdings Ltd.	234,035	17,290,506
Brighthouse Financial, Inc. (b)	18,500	823,435
Brookfield Reinsurance Ltd. (c)	7,585	329,644
Chubb Ltd.	571,146	154,677,760
Cincinnati Financial Corp.	222,880	26,206,230
CNA Financial Corp.	54,682	2,512,091
Direct Line Insurance Group PLC	909,453	2,497,802
Everest Re Group Ltd.	76,661	29,969,085
Fairfax Financial Holdings Ltd. (sub. vtg.)	5,317	5,985,492
Fidelity National Financial, Inc.	77,000	3,877,720
First American Financial Corp.	9,000	500,220
Genworth Financial, Inc. Class A (b)	7,600	47,804
Globe Life, Inc.	31,110	2,574,664
Hartford Financial Services Group, Inc.	1,177,678	121,830,789
Kinsale Capital Group, Inc.	700	268,534
Lemonade, Inc. (b)(c)	8,800	145,288
Lincoln National Corp.	196,900	6,495,731
Loews Corp.	198,420	15,238,656
Markel Group, Inc. (b)	3,230	5,302,336
Marsh & McLennan Companies, Inc.	378,923	78,656,836
MBIA, Inc.	3,500	19,775
MetLife, Inc.	2,161,728	156,444,255
Old Republic International Corp.	81,100	2,577,358
Oscar Health, Inc. Class A (b)	8,058	160,838
Primerica, Inc.	9,700	2,191,133
Principal Financial Group, Inc.	642,652	52,723,170
Progressive Corp.	682,827	144,199,406
Prudential Financial, Inc.	203,486	24,489,540
Prudential PLC	87,496	838,095
Reinsurance Group of America, Inc.	17,422	3,655,136
RenaissanceRe Holdings Ltd.	129,505	29,509,009
Ryan Specialty Group Holdings, Inc.	265	14,715
The Travelers Companies, Inc.	574,917	124,009,597
Universal Insurance Holdings, Inc.	500	9,855
Unum Group	550,592	29,654,885
W.R. Berkley Corp.	168,739	13,672,921
Willis Towers Watson PLC	28,800	7,352,352
		1,481,351,495
Mortgage Real Estate Investment Trusts - 0.0%
AG Mortgage Investment Trust, Inc.	300	2,046
AGNC Investment Corp. (c)	2,600	24,934
Annaly Capital Management, Inc.	284,242	5,599,567
Apollo Commercial Real Estate Finance, Inc.	4,200	42,420
BrightSpire Capital, Inc.	16,500	99,825
Cherry Hill Mortgage Investment Corp.	4,300	15,566
Chimera Investment Corp.	27,841	331,308
Franklin BSP Realty Trust, Inc.	3,470	44,208
Granite Point Mortgage Trust, Inc.	39,100	123,165
Great Ajax Corp.	5,286	17,920
Invesco Mortgage Capital, Inc.	1,100	10,219
KKR Real Estate Finance Trust, Inc. (c)	24,524	231,997
Ladder Capital Corp. Class A	42,399	474,021
New York Mortgage Trust, Inc.	2,609	15,524
Nexpoint Real Estate Finance, Inc.	100	1,422
PennyMac Mortgage Investment Trust	17,500	239,400
Rithm Capital Corp.	43,200	484,272
		7,757,814
TOTAL FINANCIALS		8,124,572,432
HEALTH CARE - 10.6%
Biotechnology - 2.1%
AbbVie, Inc.	3,147,492	507,501,610
ACADIA Pharmaceuticals, Inc. (b)	47,500	717,250
Actinium Pharmaceuticals, Inc. (b)	100	815
Adicet Bio, Inc. (b)	5,000	7,250
Akero Therapeutics, Inc. (b)	6,200	116,684
Alector, Inc. (b)	5,900	29,028
Allakos, Inc. (b)	1,000	1,250
Allovir, Inc. (b)	5,100	3,850
Alnylam Pharmaceuticals, Inc. (b)	35,088	5,208,112
Amgen, Inc.	590,136	180,493,096
Arcus Biosciences, Inc. (b)	1,802	27,156
Argenx SE ADR (b)	10,800	4,007,016
Ascendis Pharma A/S sponsored ADR (b)	26,000	3,512,600
Avid Bioservices, Inc. (b)	300	2,427
Avita Medical, Inc. (b)	1,000	9,610
Biogen, Inc. (b)	288,418	64,876,745
BioMarin Pharmaceutical, Inc. (b)	346,379	26,002,672
bluebird bio, Inc. (b)(c)	3,700	3,343
Blueprint Medicines Corp. (b)	28,000	2,955,680
BridgeBio Pharma, Inc. (b)	100	2,801
CareDx, Inc. (b)	269	3,500
Cargo Therapeutics, Inc. (c)	68,800	1,307,200
Celldex Therapeutics, Inc. (b)	16,400	546,120
Chimerix, Inc. (b)	3,600	3,480
Cogent Biosciences, Inc. (b)	150	1,202
Crinetics Pharmaceuticals, Inc. (b)	1,300	57,733
Cytokinetics, Inc. (b)	68,000	3,298,680
Design Therapeutics, Inc. (b)	3,498	14,167
Eagle Pharmaceuticals, Inc. (b)	242	840
Enanta Pharmaceuticals, Inc. (b)	21,400	266,858
Exact Sciences Corp. (b)	86,000	3,908,700
Exelixis, Inc. (b)	202,300	4,387,887
Fate Therapeutics, Inc. (b)	38,500	141,680
Foghorn Therapeutics, Inc. (b)	765	4,460
Gilead Sciences, Inc.	770,568	49,524,405
Gossamer Bio, Inc. (b)	19,099	11,268
Ideaya Biosciences, Inc. (b)	9,001	328,987
IGM Biosciences, Inc. (b)(c)	1,732	14,428
Immunocore Holdings PLC ADR (b)	8,992	440,428
Incyte Corp. (b)	145,500	8,408,445
Ironwood Pharmaceuticals, Inc. Class A (b)	30,470	191,961
iTeos Therapeutics, Inc. (b)	400	6,696
Karyopharm Therapeutics, Inc. (b)	7,900	7,656
Keros Therapeutics, Inc. (b)	25,000	1,171,750
Kezar Life Sciences, Inc. (b)	3,236	2,246
Kodiak Sciences, Inc. (b)	18,500	58,830
Kura Oncology, Inc. (b)	114	2,350
Kymera Therapeutics, Inc. (b)	500	16,055
Legend Biotech Corp. ADR (b)	138,000	5,521,380
Lyell Immunopharma, Inc. (b)	1,700	4,709
Mersana Therapeutics, Inc. (b)	21,500	50,095
Merus BV (b)	24,000	1,277,760
Moderna, Inc. (b)	56,734	8,087,432
Neurocrine Biosciences, Inc. (b)	8,500	1,150,985
Nuvalent, Inc. Class A (b)	9,400	616,828
PMV Pharmaceuticals, Inc. (b)	11,800	21,476
Protagonist Therapeutics, Inc. (b)	1,500	42,225
PTC Therapeutics, Inc. (b)	1,468	53,376
RAPT Therapeutics, Inc. (b)(c)	19,700	78,997
Regeneron Pharmaceuticals, Inc. (b)	211,937	207,732,170
Repligen Corp. (b)	47,600	7,096,684
Replimune Group, Inc. (b)(c)	13,107	69,074
Sangamo Therapeutics, Inc. (b)	35,800	20,206
Sarepta Therapeutics, Inc. (b)	268,961	34,927,275
Scholar Rock Holding Corp. (b)	5,100	47,889
SpringWorks Therapeutics, Inc. (b)(c)	2,625	108,833
Sutro Biopharma, Inc. (b)	4,300	18,168
TG Therapeutics, Inc. (b)	1,400	22,820
Travere Therapeutics, Inc. (b)	15,000	111,300
Ultragenyx Pharmaceutical, Inc. (b)	100	4,014
United Therapeutics Corp. (b)	33,700	9,271,881
Vanda Pharmaceuticals, Inc. (b)	100	511
Vaxcyte, Inc. (b)	64,000	4,497,280
Vertex Pharmaceuticals, Inc. (b)	450,404	205,086,957
Vir Biotechnology, Inc. (b)	25,772	264,678
Xenon Pharmaceuticals, Inc. (b)	56,000	2,131,920
		1,357,923,930
Health Care Equipment & Supplies - 1.8%
Abbott Laboratories	835,821	85,412,548
Align Technology, Inc. (b)	5,752	1,479,472
Angiodynamics, Inc. (b)	6,161	38,876
Atricure, Inc. (b)	68,100	1,534,974
Baxter International, Inc.	354,943	12,100,007
Becton, Dickinson & Co.	298,035	69,135,179
Boston Scientific Corp. (b)	2,752,867	208,034,159
Cerus Corp. (b)	15,200	27,208
CVRx, Inc. (b)	2,700	18,765
DexCom, Inc. (b)	203,963	24,224,686
Edwards Lifesciences Corp. (b)	698,278	60,673,375
Embecta Corp.	63,026	779,632
GE Healthcare Technologies, Inc.	199,314	15,546,492
Glaukos Corp. (b)	49,500	5,579,640
Hologic, Inc. (b)	565,532	41,724,951
IDEXX Laboratories, Inc. (b)	64,498	32,052,281
InMode Ltd. (b)(c)	156,872	3,000,961
Inspire Medical Systems, Inc. (b)	23,000	3,652,170
Insulet Corp. (b)	37,500	6,644,625
Integra LifeSciences Holdings Corp. (b)	14,600	451,140
Intuitive Surgical, Inc. (b)	333,222	133,995,231
Masimo Corp. (b)	40,000	4,980,000
Medtronic PLC	754,919	61,427,759
Nevro Corp. (b)	47,100	440,385
Omnicell, Inc. (b)	700	22,813
Penumbra, Inc. (b)	62,500	11,841,875
Pulmonx Corp. (b)	3,500	25,375
QuidelOrtho Corp. (b)	14,400	636,336
ResMed, Inc.	10,504	2,167,290
Semler Scientific, Inc. (b)	1,100	32,263
Silk Road Medical, Inc. (b)	12,051	261,989
Solventum Corp.	34,413	2,042,067
Stryker Corp.	861,421	293,822,089
Teleflex, Inc.	38,907	8,134,286
The Cooper Companies, Inc.	21,400	2,018,234
Utah Medical Products, Inc.	444	30,321
Zimmer Biomet Holdings, Inc.	344,976	39,723,986
Zimvie, Inc. (b)	14,900	248,085
		1,133,961,525
Health Care Providers & Services - 2.6%
agilon health, Inc. (b)(c)	543,300	3,422,790
Brookdale Senior Living, Inc. (b)	5,300	35,563
Cardinal Health, Inc.	564,761	56,063,824
Cencora, Inc.	301,504	68,311,761
Centene Corp. (b)	636,300	45,552,717
Chemed Corp.	91	50,448
Cigna Group	533,215	183,756,553
CVS Health Corp.	803,476	47,887,170
DaVita, Inc. (b)	142,968	21,033,452
Elevance Health, Inc.	251,025	135,171,942
HCA Holdings, Inc.	437,808	148,745,268
Henry Schein, Inc. (b)	98,774	6,848,989
Humana, Inc.	238,730	85,493,988
Labcorp Holdings, Inc.	159,282	31,045,655
LifeStance Health Group, Inc. (b)(c)	500,000	2,785,000
McKesson Corp.	187,763	106,947,927
Modivcare, Inc. (b)	6,100	166,652
Molina Healthcare, Inc. (b)	102,092	32,116,101
Owens & Minor, Inc. (b)	23,800	414,834
Patterson Companies, Inc. (c)	51,000	1,254,090
Pediatrix Medical Group, Inc. (b)	30,064	219,768
Privia Health Group, Inc. (b)	228,000	3,960,360
Quest Diagnostics, Inc.	90,995	12,918,560
Surgery Partners, Inc. (b)	184,000	5,078,400
Tenet Healthcare Corp. (b)	209,800	28,369,156
The Joint Corp. (b)	404	6,064
UnitedHealth Group, Inc.	1,168,057	578,620,396
Universal Health Services, Inc. Class B	130,607	24,789,209
		1,631,066,637
Health Care Technology - 0.0%
American Well Corp. (b)	4,900	2,092
OptimizeRx Corp. (b)(c)	3,582	43,199
Phreesia, Inc. (b)	110,000	2,081,200
Veeva Systems, Inc. Class A (b)	15,500	2,700,875
		4,827,366
Life Sciences Tools & Services - 1.2%
10X Genomics, Inc. (b)	145,000	3,250,900
Agilent Technologies, Inc.	286,182	37,320,995
Bruker Corp.	44,000	2,882,440
Charles River Laboratories International, Inc. (b)	18,800	3,918,672
Danaher Corp.	1,148,113	294,835,418
Fortrea Holdings, Inc.	700	17,773
ICON PLC (b)	50,943	16,547,305
Illumina, Inc. (b)	130,969	13,657,447
Inotiv, Inc. (b)(c)	11,938	22,324
IQVIA Holdings, Inc. (b)	49,038	10,743,735
Medpace Holdings, Inc. (b)	11,790	4,554,949
Mettler-Toledo International, Inc. (b)	17,745	24,915,577
OmniAb, Inc. (b)(c)	12,000	52,080
Quanterix Corp. (b)	600	9,582
Revvity, Inc.	9,864	1,077,741
Thermo Fisher Scientific, Inc. (c)	557,355	316,566,493
West Pharmaceutical Services, Inc.	2,473	819,577
		731,193,008
Pharmaceuticals - 2.9%
Amylyx Pharmaceuticals, Inc. (b)	65,400	112,488
AstraZeneca PLC:
(United Kingdom)	40,000	6,217,961
sponsored ADR	575,646	44,911,901
Atea Pharmaceuticals, Inc. (b)	600	2,202
Bristol-Myers Squibb Co.	3,466,694	142,446,456
Corcept Therapeutics, Inc. (b)(c)	24,709	745,471
CorMedix, Inc. (b)(c)	2,300	12,121
Edgewise Therapeutics, Inc. (b)	5,000	85,650
Elanco Animal Health, Inc. (b)	3,332,892	58,925,531
Eli Lilly & Co.	751,596	616,564,263
Fulcrum Therapeutics, Inc. (b)	16,400	128,740
GSK PLC sponsored ADR	145,132	6,497,560
Jazz Pharmaceuticals PLC (b)	134,500	14,156,125
Johnson & Johnson	2,415,269	354,247,504
Merck & Co., Inc.	2,650,293	332,717,783
Novartis AG sponsored ADR	221,675	22,861,343
Novo Nordisk A/S Series B sponsored ADR	495,847	67,078,182
Organon & Co.	176,000	3,754,080
Pacira Biosciences, Inc. (b)	100	3,033
Paratek Pharmaceuticals, Inc. rights (b)(c)(d)	2,400	0
Pfizer, Inc.	2,206,739	63,245,140
Roche Holding AG sponsored ADR (c)	385,830	12,350,418
Royalty Pharma PLC	90,000	2,466,900
Sanofi SA sponsored ADR	133,800	6,560,214
UCB SA	30,500	4,278,258
Ventyx Biosciences, Inc. (b)	1,766	8,441
Viatris, Inc.	2,317,186	24,562,172
Zoetis, Inc. Class A	345,613	58,602,140
		1,843,542,077
TOTAL HEALTH CARE		6,702,514,543
INDUSTRIALS - 7.4%
Aerospace & Defense - 1.7%
Curtiss-Wright Corp.	100	28,282
General Dynamics Corp.	133,794	40,107,427
General Electric Co.	738,156	121,899,082
HEICO Corp. Class A	132,803	23,328,175
Hexcel Corp.	11,800	812,666
Howmet Aerospace, Inc.	1,261,351	106,773,362
Huntington Ingalls Industries, Inc.	78,853	19,957,694
L3Harris Technologies, Inc.	221,681	49,840,539
Lockheed Martin Corp.	245,371	115,407,796
Moog, Inc. Class A	27,900	4,727,097
Northrop Grumman Corp.	291,791	131,530,629
RTX Corp.	1,008,922	108,771,881
Textron, Inc.	369,488	32,370,844
The Boeing Co. (b)	888,096	157,734,731
TransDigm Group, Inc.	132,197	177,570,976
Triumph Group, Inc. (b)	24,142	340,644
Woodward, Inc.	4,100	764,650
		1,091,966,475
Air Freight & Logistics - 0.3%
Air Transport Services Group, Inc. (b)	17,935	242,123
C.H. Robinson Worldwide, Inc.	233,056	20,129,047
Expeditors International of Washington, Inc.	340,014	41,107,693
FedEx Corp.	348,883	88,602,327
United Parcel Service, Inc. Class B	150,673	20,933,000
		171,014,190
Building Products - 0.8%
A.O. Smith Corp.	261,398	21,863,329
AAON, Inc.	300	22,515
Advanced Drain Systems, Inc.	15,700	2,723,793
Allegion PLC	123,642	15,062,068
Builders FirstSource, Inc. (b)	107,379	17,265,469
Carlisle Companies, Inc.	12,032	5,032,865
Carrier Global Corp.	2,586,607	163,447,696
Fortune Brands Innovations, Inc.	88,986	6,234,359
Griffon Corp.	5,100	344,454
Jeld-Wen Holding, Inc. (b)	407	6,313
Johnson Controls International PLC	575,463	41,381,544
Masco Corp.	320,101	22,381,462
MasterBrand, Inc. (b)	52,200	872,262
Owens Corning	149,700	27,106,179
Resideo Technologies, Inc. (b)	7,616	164,506
The AZEK Co., Inc. Class A, (b)	13,400	642,664
Trane Technologies PLC	582,168	190,636,733
Trex Co., Inc. (b)	300	25,944
UFP Industries, Inc.	17,400	2,078,952
		517,293,107
Commercial Services & Supplies - 0.3%
ABM Industries, Inc.	100	4,727
ACCO Brands Corp.	135	687
Brady Corp. Class A	13,660	932,568
Cintas Corp.	43,194	29,284,236
Clean Harbors, Inc. (b)	45,184	9,786,403
Copart, Inc.	1,062,796	56,391,956
Deluxe Corp. (c)	215,300	4,893,769
Driven Brands Holdings, Inc. (b)	5,500	63,195
Ennis, Inc.	489	10,284
Enviri Corp. (b)	49,456	437,686
Healthcare Services Group, Inc. (b)	700	7,546
HNI Corp.	100	4,705
Millerknoll, Inc.	5,500	151,690
OpenLane, Inc. (b)	3,100	53,475
Republic Services, Inc.	78,678	14,570,379
Rollins, Inc.	5,500	251,295
Steelcase, Inc. Class A	5,600	76,496
The Brink's Co.	100	10,324
Veralto Corp.	289,215	28,510,815
Vestis Corp.	6,700	82,544
Waste Connections, Inc. (United States)	227,032	37,305,898
Waste Management, Inc.	42,036	8,858,246
		191,688,924
Construction & Engineering - 0.0%
AECOM	5,400	471,636
Argan, Inc.	1,706	120,495
EMCOR Group, Inc.	400	155,464
Fluor Corp. (b)	52,100	2,261,140
Granite Construction, Inc.	1,700	105,893
Matrix Service Co. (b)	100	1,208
MYR Group, Inc. (b)	94	14,576
Quanta Services, Inc.	22,900	6,319,026
Valmont Industries, Inc.	4,600	1,156,440
Willscot Mobile Mini Holdings (b)	3,700	145,891
		10,751,769
Electrical Equipment - 0.6%
Acuity Brands, Inc.	64,500	16,744,845
American Superconductor Corp. (b)(c)	4,400	84,392
AMETEK, Inc.	518,643	87,951,480
Atkore, Inc.	700	106,505
Babcock & Wilcox Enterprises, Inc. (b)	89,300	104,481
Eaton Corp. PLC	282,911	94,166,926
Emerson Electric Co.	175,439	19,677,238
Encore Wire Corp.	3,400	981,682
GE Vernova LLC	436,915	76,853,349
Generac Holdings, Inc. (b)	3,400	500,514
Hubbell, Inc. Class B	56,400	21,933,396
Nextracker, Inc. Class A (b)	63,600	3,508,812
Regal Rexnord Corp.	11,100	1,659,894
Rockwell Automation, Inc.	131,229	33,795,404
Vicor Corp. (b)	5,500	192,445
		358,261,363
Ground Transportation - 1.0%
Canadian National Railway Co.	159,600	20,321,868
Covenant Transport Group, Inc. Class A	168	7,985
CSX Corp.	6,722,951	226,899,596
J.B. Hunt Transport Services, Inc.	53,645	8,623,434
Knight-Swift Transportation Holdings, Inc. Class A	1,714	82,701
Marten Transport Ltd.	4,200	74,340
Norfolk Southern Corp.	299,858	67,408,078
Old Dominion Freight Lines, Inc.	348,728	61,114,582
RXO, Inc. (b)(c)	8,000	163,280
Saia, Inc. (b)	37,218	15,240,027
U-Haul Holding Co. (b)(c)	5,500	347,765
U-Haul Holding Co. (non-vtg.)	51,900	3,155,001
Uber Technologies, Inc. (b)	2,102,534	135,739,595
Union Pacific Corp.	381,387	88,794,521
		627,972,773
Industrial Conglomerates - 0.6%
3M Co.	503,157	50,386,142
Honeywell International, Inc.	1,462,106	295,623,212
		346,009,354
Machinery - 1.6%
AGCO Corp.	213,098	22,871,808
Albany International Corp. Class A	900	78,948
Allison Transmission Holdings, Inc.	235,900	17,883,579
Blue Bird Corp. (b)	10,300	587,203
Caterpillar, Inc.	357,349	120,969,783
CNH Industrial NV	737,300	7,785,888
Commercial Vehicle Group, Inc. (b)	4,082	22,084
Cummins, Inc.	285,114	80,325,167
Deere & Co.	401,381	150,421,544
Donaldson Co., Inc.	4,500	331,560
Douglas Dynamics, Inc.	2,653	65,954
Dover Corp.	239,336	43,994,744
Energy Recovery, Inc. (b)	3,152	42,552
Enerpac Tool Group Corp. Class A (c)	19,500	766,740
ESAB Corp.	57,800	5,942,996
Flowserve Corp.	14,952	743,114
Fortive Corp.	342,336	25,483,492
Franklin Electric Co., Inc.	300	29,844
Hyliion Holdings Corp. Class A (b)	11,320	16,754
Hyster-Yale Materials Handling, Inc. Class A	100	7,259
IDEX Corp.	76,900	16,044,416
Illinois Tool Works, Inc.	143,674	34,876,864
Ingersoll Rand, Inc.	1,800,366	167,524,056
Manitowoc Co., Inc. (b)	1,701	21,143
Middleby Corp. (b)	23,815	3,069,992
Nordson Corp.	48,600	11,407,392
Oshkosh Corp.	105,300	11,975,769
Otis Worldwide Corp.	951,821	94,420,643
PACCAR, Inc.	378,493	40,687,998
Parker Hannifin Corp.	169,284	89,977,832
Pentair PLC	60,611	4,932,523
Proto Labs, Inc. (b)	2,300	71,231
Shyft Group, Inc. (The)	39,121	495,663
Snap-On, Inc.	91,865	25,066,284
Stanley Black & Decker, Inc.	504,261	43,956,431
Tennant Co.	2,100	215,586
Terex Corp.	600	35,802
The Greenbrier Companies, Inc.	900	49,725
Timken Co.	134,968	11,727,370
Titan International, Inc. (b)	3,500	28,945
Wabash National Corp. (c)	65,600	1,483,216
Westinghouse Air Brake Tech Co.	12,400	2,098,452
Xylem, Inc.	300	42,306
		1,038,580,652
Marine Transportation - 0.0%
Kirby Corp. (b)	2,275	282,487
Passenger Airlines - 0.1%
Alaska Air Group, Inc. (b)	164,700	6,920,694
American Airlines Group, Inc. (b)(c)	408,804	4,701,246
Delta Air Lines, Inc.	909,328	46,393,915
Southwest Airlines Co.	320,358	8,598,409
United Airlines Holdings, Inc. (b)	401,323	21,266,106
		87,880,370
Professional Services - 0.3%
Automatic Data Processing, Inc.	74,516	18,250,459
Broadridge Financial Solutions, Inc.	127,291	25,556,214
CACI International, Inc. Class A (b)	5,237	2,223,002
Conduent, Inc. (b)	6,400	22,400
CSG Systems International, Inc.	144,500	6,235,175
Dayforce, Inc. (b)(c)	176,890	8,748,979
Dun & Bradstreet Holdings, Inc.	340,316	3,263,630
Equifax, Inc.	80,888	18,716,674
Forrester Research, Inc. (b)	100	1,799
Huron Consulting Group, Inc. (b)	600	52,986
Jacobs Solutions, Inc.	35,691	4,973,184
KBR, Inc.	44,400	2,915,304
LegalZoom.com, Inc. (b)	76,700	673,426
Leidos Holdings, Inc.	145,167	21,346,807
ManpowerGroup, Inc.	83,100	6,200,922
Maximus, Inc.	1,200	103,320
Parsons Corp. (b)	40,400	3,076,460
Paychex, Inc.	17,100	2,054,736
Paycom Software, Inc.	41,723	6,063,186
Robert Half, Inc.	214,950	13,806,239
Science Applications International Corp.	12,000	1,615,800
TriNet Group, Inc.	1,700	176,749
TrueBlue, Inc. (b)	30,566	330,113
Ttec Holdings, Inc.	10,677	67,052
Verisk Analytics, Inc.	79,137	20,004,251
		166,478,867
Trading Companies & Distributors - 0.1%
AerCap Holdings NV	69,520	6,445,199
Global Industrial Co.	200	6,922
GMS, Inc. (b)	66,900	6,285,924
Hudson Technologies, Inc. (b)	19,000	169,290
Rush Enterprises, Inc. Class A	200	9,026
SiteOne Landscape Supply, Inc. (b)(c)	18,800	2,910,616
Titan Machinery, Inc. (b)	500	9,410
United Rentals, Inc.	43,255	28,955,330
W.W. Grainger, Inc.	22,764	20,976,115
WESCO International, Inc.	16,700	2,997,483
		68,765,315
TOTAL INDUSTRIALS		4,676,945,646
INFORMATION TECHNOLOGY - 23.1%
Communications Equipment - 0.3%
Applied Optoelectronics, Inc. (b)	8,100	84,969
Arista Networks, Inc. (b)	113,246	33,707,672
Cisco Systems, Inc.	2,578,955	119,921,408
CommScope Holding Co., Inc. (b)	52,400	75,456
Extreme Networks, Inc. (b)	35,400	394,710
F5, Inc. (b)	33,674	5,689,896
Infinera Corp. (b)(c)	11,076	63,355
KVH Industries, Inc. (b)	200	1,036
Motorola Solutions, Inc.	55,440	20,230,610
NETGEAR, Inc. (b)	4,206	58,085
NetScout Systems, Inc. (b)	21,700	445,718
Viavi Solutions, Inc. (b)	3,190	23,989
		180,696,904
Electronic Equipment, Instruments & Components - 0.5%
Amphenol Corp. Class A	553,914	73,321,596
Arlo Technologies, Inc. (b)	300	4,263
Arrow Electronics, Inc. (b)	124,100	16,295,571
Avnet, Inc.	128,500	7,016,100
Badger Meter, Inc.	528	101,883
Belden, Inc.	300	28,707
CDW Corp.	24,545	5,488,753
Corning, Inc.	233,300	8,692,758
Daktronics, Inc. (b)	11,000	122,760
FARO Technologies, Inc. (b)	5,872	109,983
Flex Ltd. (b)	879,075	29,123,755
Identiv, Inc. (b)	17	74
IPG Photonics Corp. (b)	200	17,346
Jabil, Inc.	116,431	13,843,646
Keysight Technologies, Inc. (b)	174,200	24,123,216
Kimball Electronics, Inc. (b)	1,200	27,504
Methode Electronics, Inc.	29,400	346,332
Ouster, Inc. Class A (b)(c)	2,800	32,760
Plexus Corp. (b)	2,170	239,004
Sanmina Corp. (b)	47,300	3,241,942
TD SYNNEX Corp.	58,135	7,606,383
TE Connectivity Ltd.	328,055	49,109,834
Teledyne Technologies, Inc. (b)	56,986	22,620,593
TTM Technologies, Inc. (b)	22,400	416,640
Vishay Intertechnology, Inc.	289,400	6,838,522
Vishay Precision Group, Inc. (b)	200	6,754
Zebra Technologies Corp. Class A (b)	77,310	24,147,005
		292,923,684
IT Services - 0.6%
Accenture PLC Class A	370,339	104,542,996
Akamai Technologies, Inc. (b)	1,100	101,464
Amdocs Ltd.	108,900	8,603,100
Brightcove, Inc. (b)	7,372	15,407
Capgemini SA	33,800	6,847,951
Cognizant Technology Solutions Corp. Class A	925,869	61,246,234
DXC Technology Co. (b)	184,632	2,871,028
EPAM Systems, Inc. (b)	39,706	7,064,889
Gartner, Inc. (b)	57,979	24,332,047
Grid Dynamics Holdings, Inc. (b)	1,412	13,414
Hackett Group, Inc.	200	4,462
IBM Corp.	637,160	106,310,146
Kyndryl Holdings, Inc. (b)	40,400	1,075,044
MongoDB, Inc. Class A (b)	68,606	16,195,132
Shopify, Inc. Class A (b)	574,405	33,976,056
Snowflake, Inc. (b)	23,200	3,159,376
Twilio, Inc. Class A (b)	106,400	6,107,360
Unisys Corp. (b)	12,042	51,660
VeriSign, Inc. (b)	31,520	5,494,566
		388,012,332
Semiconductors & Semiconductor Equipment - 8.4%
Advanced Micro Devices, Inc. (b)	1,014,214	169,272,317
Alchip Technologies Ltd.	5,000	445,561
Amkor Technology, Inc.	69,300	2,258,487
Analog Devices, Inc.	140,348	32,910,203
Applied Materials, Inc.	585,838	126,002,037
ASML Holding NV (Netherlands)	15,700	15,021,308
Astera Labs, Inc. (c)	5,600	361,424
AXT, Inc. (b)	400	1,524
Broadcom, Inc.	253,634	336,965,451
Cohu, Inc. (b)	399	12,864
Enphase Energy, Inc. (b)	100	12,790
Entegris, Inc.	205,636	25,982,109
Everspin Technologies, Inc. (b)	15,500	92,380
First Solar, Inc. (b)	45,284	12,306,380
Intel Corp.	901,742	27,818,741
KLA Corp.	160,512	121,913,679
Kulicke & Soffa Industries, Inc. (c)	2,700	123,309
Lam Research Corp.	141,210	131,669,852
Lattice Semiconductor Corp. (b)	160,702	11,930,516
Marvell Technology, Inc.	131,000	9,014,110
MaxLinear, Inc. Class A (b)	52,307	929,495
Microchip Technology, Inc.	321,800	31,288,614
Micron Technology, Inc.	1,738,287	217,285,875
Monolithic Power Systems, Inc.	32,509	23,914,596
NVIDIA Corp.	2,765,022	3,031,376,569
NXP Semiconductors NV	831,189	226,166,527
ON Semiconductor Corp. (b)	241,300	17,624,552
PDF Solutions, Inc. (b)	3,300	115,566
Photronics, Inc. (b)	7,200	196,920
Qorvo, Inc. (b)	85,933	8,454,948
Qualcomm, Inc.	1,366,341	278,801,881
Renesas Electronics Corp.	299,400	5,516,930
Skyworks Solutions, Inc.	229,720	21,285,855
SolarEdge Technologies, Inc. (b)	81,200	3,977,988
Taiwan Semiconductor Manufacturing Co. Ltd.	1,056,000	26,972,048
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	847,103	127,946,437
Teradyne, Inc.	135,300	19,069,182
Texas Instruments, Inc.	1,427,530	278,382,625
Veeco Instruments, Inc. (b)	6,100	247,965
		5,343,669,615
Software - 8.4%
8x8, Inc. (b)	7,700	21,021
Adobe, Inc. (b)	608,425	270,603,103
AppFolio, Inc. Class A, (b)	3,379	771,493
Atlassian Corp. PLC Class A, (b)	91,691	14,382,650
Aurora Innovation, Inc. Class A, (b)(c)	2,300	5,497
Autodesk, Inc. (b)	379,731	76,553,770
AvePoint, Inc. (b)	1,800	16,236
Cadence Design Systems, Inc. (b)	193,971	55,535,837
CCC Intelligent Solutions Holdings, Inc. (b)(e)	35,655	398,623
Consensus Cloud Solutions, Inc. (b)	25,500	481,185
CoreCard Corp. (b)	106	1,480
Crowdstrike Holdings, Inc. (b)	7,400	2,321,158
Descartes Systems Group, Inc. (b)	95,812	8,846,322
Digital Turbine, Inc. (b)	106,200	200,718
DocuSign, Inc. (b)	67,700	3,705,898
Domo, Inc. Class B (b)	12,846	85,554
Dropbox, Inc. Class A (b)	1,000	22,530
Dynatrace, Inc. (b)	253,800	11,606,274
Elastic NV (b)	41,400	4,307,670
Envestnet, Inc. (b)	100	6,551
Expensify, Inc. (b)	39,599	59,794
Fair Isaac Corp. (b)	18,085	23,328,384
Five9, Inc. (b)	89,900	4,203,724
Fortinet, Inc. (b)	1,128,655	66,951,815
Freshworks, Inc. (b)	5,000	64,400
Gen Digital, Inc.	1,589,209	39,460,059
HubSpot, Inc. (b)	43,307	26,462,742
InterDigital, Inc. (c)	1,600	182,192
Intuit, Inc.	444,770	256,383,219
Manhattan Associates, Inc. (b)	3,000	658,620
Microsoft Corp.	8,563,383	3,554,917,167
N-able, Inc. (b)	2,859	38,168
NCR Voyix Corp. (b)	220,900	2,911,462
Nutanix, Inc. Class A (b)	12,923	714,836
Oracle Corp.	1,495,050	175,204,910
Palantir Technologies, Inc. (b)	359,400	7,791,792
Palo Alto Networks, Inc. (b)	105,179	31,018,339
Pegasystems, Inc.	7,700	442,442
Rapid7, Inc. (b)	1,000	36,140
Rimini Street, Inc. (b)(c)	24,400	62,708
Roper Technologies, Inc.	146,926	78,276,296
Salesforce, Inc.	1,431,223	335,535,920
Samsara, Inc. (b)	300	10,179
ServiceNow, Inc. (b)	180,051	118,280,903
Smartsheet, Inc. (b)	1,000	37,000
SoundThinking, Inc. (b)	2,100	33,747
Synopsys, Inc. (b)	172,721	96,861,937
Tenable Holdings, Inc. (b)	61,000	2,573,590
Teradata Corp. (b)	36,610	1,193,852
UiPath, Inc. Class A (b)	31,200	382,512
Upland Software, Inc. (b)(c)	24,905	68,489
Weave Communications, Inc. (b)	16,900	146,185
Workday, Inc. Class A (b)	127,095	26,874,238
Xperi, Inc. (b)	11,800	103,958
Yext, Inc. (b)	123,100	621,655
		5,301,766,944
Technology Hardware, Storage & Peripherals - 4.9%
Apple, Inc.	14,839,925	2,852,975,581
CompoSecure, Inc. (c)	890	5,647
Corsair Gaming, Inc. (b)	400	4,636
Dell Technologies, Inc.	288,300	40,235,148
Hewlett Packard Enterprise Co.	1,340,400	23,658,060
HP, Inc.	1,328,875	48,503,938
NetApp, Inc.	85,143	10,253,771
Pure Storage, Inc. Class A (b)	172,084	10,374,944
Seagate Technology Holdings PLC	866,099	80,755,071
Super Micro Computer, Inc. (b)	4,300	3,373,393
Western Digital Corp. (b)	244,973	18,444,017
Wiwynn Corp.	45,000	3,435,147
Xerox Holdings Corp.	386,650	5,436,299
		3,097,455,652
TOTAL INFORMATION TECHNOLOGY		14,604,525,131
MATERIALS - 1.7%
Chemicals - 1.1%
Air Products & Chemicals, Inc.	19,240	5,131,308
Alto Ingredients, Inc. (b)	34,600	52,592
American Vanguard Corp.	20,900	181,621
Axalta Coating Systems Ltd. (b)	174,524	6,211,309
Cabot Corp.	16,508	1,688,768
Celanese Corp. Class A (c)	108,877	16,553,659
CF Industries Holdings, Inc.	288,539	23,005,214
Corteva, Inc.	116,688	6,527,527
Dow, Inc.	1,135,321	65,428,549
DuPont de Nemours, Inc.	15,700	1,289,912
Eastman Chemical Co.	162,679	16,484,263
Ecolab, Inc.	95,829	22,251,494
Element Solutions, Inc.	82,100	1,972,863
FMC Corp.	117,047	7,134,015
Huntsman Corp.	85,093	2,110,306
Ingevity Corp. (b)	112,800	5,510,280
Intrepid Potash, Inc. (b)	14,000	375,620
Linde PLC	689,738	300,394,694
LSB Industries, Inc. (b)	25,837	253,461
LyondellBasell Industries NV Class A	284,769	28,311,734
Mativ, Inc. (c)	4,724	84,890
Olin Corp.	55,666	2,992,604
PPG Industries, Inc.	296,320	38,939,411
Rayonier Advanced Materials, Inc. (b)	5,777	32,640
RPM International, Inc. (c)	71,714	8,039,139
Sherwin-Williams Co.	324,542	98,595,860
The Chemours Co. LLC	292,977	7,271,689
The Mosaic Co.	805,625	24,917,981
Tronox Holdings PLC	117,300	2,323,713
Valhi, Inc.	200	3,890
Westlake Corp.	7,786	1,250,120
		695,321,126
Construction Materials - 0.1%
Eagle Materials, Inc.	9,600	2,230,944
Knife River Holding Co.	300	21,213
Martin Marietta Materials, Inc.	14,400	8,237,952
Vulcan Materials Co.	99,458	25,438,373
		35,928,482
Containers & Packaging - 0.2%
Amcor PLC	407,100	4,140,207
Aptargroup, Inc.	14,188	2,095,426
Avery Dennison Corp.	67,817	15,434,471
Ball Corp.	374,117	25,974,943
Berry Global Group, Inc.	262,100	15,694,548
Crown Holdings, Inc.	93,199	7,846,424
Graphic Packaging Holding Co. (c)	509,378	14,425,585
International Paper Co.	89,600	4,040,064
O-I Glass, Inc. (b)	229,100	2,907,279
Packaging Corp. of America	167,163	30,672,739
Pactiv Evergreen, Inc.	2,800	34,608
Ranpak Holdings Corp. (A Shares) (b)	3,500	21,840
Sealed Air Corp.	12,498	485,797
Silgan Holdings, Inc.	39,520	1,867,320
WestRock Co.	342,836	18,389,723
		144,030,974
Metals & Mining - 0.3%
Agnico Eagle Mines Ltd. (United States) (c)	169,776	11,580,421
Carpenter Technology Corp.	103	11,420
Cleveland-Cliffs, Inc. (b)	133,900	2,313,792
Commercial Metals Co.	13,100	737,792
Compass Minerals International, Inc.	700	9,072
First Quantum Minerals Ltd.	120,694	1,550,572
Franco-Nevada Corp.	12,612	1,551,712
Franco-Nevada Corp.	66,400	8,220,320
Freeport-McMoRan, Inc.	889,924	46,925,693
Gatos Silver, Inc. (b)	900	11,160
Ivanhoe Mines Ltd. (b)	110,152	1,590,514
McEwen Mining, Inc. (b)	2,800	33,348
Metallus, Inc. (b)	1,300	31,213
Nucor Corp.	215,222	36,340,235
Radius Recycling, Inc. Class A	300	5,133
Reliance, Inc.	69,400	20,874,132
Southern Copper Corp. (c)	3,435	407,494
Steel Dynamics, Inc.	350,541	46,926,924
SunCoke Energy, Inc. (c)	2,600	27,430
Teck Resources Ltd. Class B	30,104	1,566,913
United States Steel Corp. (c)	62,800	2,408,380
Warrior Metropolitan Coal, Inc.	2,900	198,447
Worthington Steel, Inc.	100	3,299
		183,325,416
Paper & Forest Products - 0.0%
Clearwater Paper Corp. (b)	1,300	69,082
Glatfelter Corp. (b)	11,710	18,970
Louisiana-Pacific Corp.	2,000	183,360
Sylvamo Corp. (c)	28,090	2,003,379
West Fraser Timber Co. Ltd. (c)	216,679	17,336,487
		19,611,278
TOTAL MATERIALS		1,078,217,276
REAL ESTATE - 1.4%
Equity Real Estate Investment Trusts (REITs) - 1.3%
Alexander & Baldwin, Inc.	5,601	94,097
Alexandria Real Estate Equities, Inc.	1,800	214,200
American Homes 4 Rent Class A (c)	315,802	11,381,504
American Tower Corp.	482,382	94,421,453
Americold Realty Trust	30,800	821,436
Apartment Investment & Management Co. Class A (b)	6,100	48,129
Apple Hospitality (REIT), Inc.	138,373	1,998,106
AvalonBay Communities, Inc.	68,904	13,276,423
Boston Properties, Inc.	3,800	230,546
Brandywine Realty Trust (SBI)	767,000	3,535,870
Brixmor Property Group, Inc.	159,611	3,592,844
Broadstone Net Lease, Inc.	96	1,474
Camden Property Trust (SBI)	30,400	3,120,560
CareTrust (REIT), Inc.	28,000	715,960
City Office REIT, Inc.	12,500	61,625
Community Healthcare Trust, Inc.	879	20,621
COPT Defense Properties (SBI)	31,881	786,504
Cousins Properties, Inc.	24,547	567,772
Crown Castle, Inc.	49,600	5,084,000
CTO Realty Growth, Inc.	500	8,880
CubeSmart	220,708	9,338,155
Digital Realty Trust, Inc.	574,194	83,453,356
EastGroup Properties, Inc.	10,165	1,679,055
Elme Communities (SBI)	2,058	31,714
EPR Properties	2,704	110,972
Equinix, Inc.	73,148	55,810,461
Equity Lifestyle Properties, Inc.	25,000	1,569,250
Equity Residential (SBI)	37,700	2,451,631
Essex Property Trust, Inc.	84,361	21,916,144
Extra Space Storage, Inc.	22,969	3,325,222
Federal Realty Investment Trust (SBI)	35,882	3,622,288
First Industrial Realty Trust, Inc.	54,600	2,572,752
Franklin Street Properties Corp.	5,900	11,682
Gladstone Land Corp.	700	9,450
Healthcare Realty Trust, Inc.	55,800	905,634
Healthpeak Properties, Inc.	22,400	445,760
Host Hotels & Resorts, Inc.	1,420,209	25,478,549
Hudson Pacific Properties, Inc.	16,333	80,195
Industrial Logistics Properties Trust	32,100	121,017
InvenTrust Properties Corp.	5,402	133,808
Invitation Homes, Inc.	136,300	4,741,877
Iron Mountain, Inc.	4,300	346,967
JBG SMITH Properties	600	8,640
Kimco Realty Corp.	675,194	13,071,756
Kite Realty Group Trust	22,800	499,776
Lamar Advertising Co. Class A	33,335	3,937,197
LTC Properties, Inc.	200	6,880
LXP Industrial Trust (REIT)	25,000	212,500
Mid-America Apartment Communities, Inc.	64,508	8,625,365
NexPoint Residential Trust, Inc.	297	10,891
Office Properties Income Trust	26,141	59,863
Omega Healthcare Investors, Inc.	242,200	7,830,326
Orion Office (REIT), Inc.	27,381	102,679
Outfront Media, Inc.	800	11,560
Paramount Group, Inc.	561,900	2,556,645
Pebblebrook Hotel Trust	444	6,283
Phillips Edison & Co., Inc.	20,600	657,964
Piedmont Office Realty Trust, Inc. Class A	784,717	5,720,587
Plymouth Industrial REIT, Inc.	2,679	55,884
Prologis, Inc.	1,167,501	128,997,185
Public Storage	110,054	30,136,087
Rayonier, Inc.	69,791	2,095,126
Regency Centers Corp.	437,719	26,875,947
Retail Opportunity Investments Corp.	1,400	17,528
Rexford Industrial Realty, Inc. (c)	545,257	24,732,858
Ryman Hospitality Properties, Inc.	1,300	136,591
Sabra Health Care REIT, Inc.	3,444	50,214
SBA Communications Corp. Class A	30,526	6,003,854
Service Properties Trust	340,500	1,831,890
Simon Property Group, Inc.	397,320	60,118,489
Sun Communities, Inc.	110,586	13,048,042
Tanger, Inc.	5,000	138,750
Terreno Realty Corp.	17,800	1,007,124
UDR, Inc.	4,100	158,342
Uniti Group, Inc.	17,845	56,390
Universal Health Realty Income Trust (SBI)	100	3,758
Urban Edge Properties	500	8,865
Ventas, Inc.	1,370,342	68,873,389
Veris Residential, Inc.	32,300	493,867
VICI Properties, Inc.	27,100	778,041
Vornado Realty Trust	29,100	713,532
Welltower, Inc.	525,611	54,490,092
Weyerhaeuser Co.	331,611	9,958,278
		832,236,978
Real Estate Management & Development - 0.1%
Anywhere Real Estate, Inc. (b)	49,199	200,240
CBRE Group, Inc. (b)	259,894	22,888,865
CoStar Group, Inc. (b)	522,883	40,873,764
Digitalbridge Group, Inc.	39,650	540,826
Douglas Elliman, Inc.	70,254	80,090
Forestar Group, Inc. (b)	900	30,609
Jones Lang LaSalle, Inc. (b)	7,100	1,434,697
Kennedy-Wilson Holdings, Inc.	200	2,044
RE/MAX Holdings, Inc. Class A	15,985	129,319
Seritage Growth Properties (b)	16,700	87,842
		66,268,296
TOTAL REAL ESTATE		898,505,274
UTILITIES - 2.0%
Electric Utilities - 1.4%
Allete, Inc.	4,400	277,860
Alliant Energy Corp.	300	15,447
American Electric Power Co., Inc.	19,800	1,786,950
Constellation Energy Corp.	268,567	58,346,181
Duke Energy Corp.	539,651	55,891,654
Edison International	272,149	20,914,651
Entergy Corp.	138,496	15,579,415
Evergy, Inc.	12,000	655,920
Eversource Energy	61,500	3,642,645
Exelon Corp.	130,078	4,884,429
FirstEnergy Corp.	726,485	29,248,286
MGE Energy, Inc. (c)	3,700	296,481
NextEra Energy, Inc.	3,521,687	281,805,394
NRG Energy, Inc.	381,533	30,904,173
OGE Energy Corp.	64,147	2,328,536
PG&E Corp.	8,214,442	152,295,755
Pinnacle West Capital Corp.	47,134	3,716,987
PNM Resources, Inc.	799	30,634
PPL Corp.	2,866,021	84,060,396
Southern Co.	1,476,180	118,301,065
Xcel Energy, Inc.	655,317	36,337,328
		901,320,187
Gas Utilities - 0.0%
Atmos Energy Corp.	95,886	11,115,105
National Fuel Gas Co.	5,500	314,380
New Jersey Resources Corp.	663	28,814
UGI Corp.	261,000	6,645,060
		18,103,359
Independent Power and Renewable Electricity Producers - 0.1%
Clearway Energy, Inc. Class C	10,900	305,200
Montauk Renewables, Inc. (b)	20,958	112,335
The AES Corp.	235,121	5,076,262
Vistra Corp.	580,513	57,517,228
		63,011,025
Multi-Utilities - 0.5%
Ameren Corp.	427,014	31,330,017
Avista Corp.	14	518
CenterPoint Energy, Inc.	1,009,300	30,793,743
CMS Energy Corp.	9,600	604,128
Consolidated Edison, Inc.	250,900	23,722,595
Dominion Energy, Inc.	1,958,906	105,624,212
DTE Energy Co.	193,213	22,515,111
NiSource, Inc.	775,100	22,524,406
Public Service Enterprise Group, Inc.	268,528	20,343,681
Sempra	660,654	50,890,178
WEC Energy Group, Inc.	46,253	3,747,881
		312,096,470
Water Utilities - 0.0%
American States Water Co.	3,600	264,924
TOTAL UTILITIES		1,294,795,965
TOTAL COMMON STOCKS (Cost $24,672,137,094)		53,030,041,794

U.S. Treasury Obligations - 0.0%
	Principal Amount (f)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.29% to 5.33% 8/6/24 to 9/19/24 (g) (Cost $2,285,468)	2,320,000	2,285,915

Other - 0.0%
	Shares	Value ($)
Commodity Funds - Broad Basket - 0.0%
Fidelity SAI Inflation-Focused Fund (h) (Cost $1,054)	13	1,222

Money Market Funds - 1.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (i)	43,565,544	43,574,257
Fidelity Securities Lending Cash Central Fund 5.39% (i)(j)	195,984,050	196,003,648
Invesco Government & Agency Portfolio Institutional Class 5.23% (k)	503,567,009	503,567,009
TOTAL MONEY MARKET FUNDS (Cost $743,144,914)		743,144,914

Equity Funds - 15.3%
	Shares	Value ($)
Large Blend Funds - 7.3%
Fidelity SAI U.S. Large Cap Index Fund (h)	85,426,580	1,875,967,702
Fidelity SAI U.S. Low Volatility Index Fund (h)	90,842,350	1,827,748,091
iShares Core S&P 500 ETF (l)	1,309,615	694,043,565
PIMCO StocksPLUS Absolute Return Fund Institutional Class	18,193,931	221,965,955
SPDR S&P 500 ETF Trust (c)	26,900	14,186,253
TOTAL LARGE BLEND FUNDS		4,633,911,566
Large Growth Funds - 6.7%
Fidelity Blue Chip Growth Fund (h)	63,848	13,284,245
Fidelity Growth Company Fund (h)	91,323,891	3,454,782,809
Fidelity SAI U.S. Momentum Index Fund (h)	583,509	9,225,278
Fidelity SAI U.S. Quality Index Fund (h)	33,669,258	729,949,523
TOTAL LARGE GROWTH FUNDS		4,207,241,855
Mid-Cap Blend Funds - 1.3%
Fidelity Mid Cap Index Fund (h)	26,833,238	849,271,975
TOTAL EQUITY FUNDS (Cost $6,337,950,713)		9,690,425,396

Purchased Options - 0.0%
	Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Put Options
S&P 500 Index	Chicago Board Options Exchange	58	30,609,558	4,700	06/05/24	870
S&P 500 Index	Chicago Board Options Exchange	96	50,664,096	4,800	06/05/24	1,440
S&P 500 Index	Chicago Board Options Exchange	102	53,830,602	4,800	06/12/24	8,670
S&P 500 Index	Chicago Board Options Exchange	52	27,443,052	4,800	06/18/24	9,230
S&P 500 Index	Chicago Board Options Exchange	50	26,387,550	4,750	06/18/24	7,750
S&P 500 Index	Chicago Board Options Exchange	51	26,915,301	4,750	06/26/24	13,898
S&P 500 Index	Chicago Board Options Exchange	48	25,332,048	4,750	06/12/24	3,600

						45,458
TOTAL PURCHASED OPTIONS (Cost $109,463)						45,458

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $31,755,628,706)	63,465,944,699
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(143,738,731)
NET ASSETS - 100.0%	63,322,205,968

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	227	Jun 2024	60,103,925	827,809	827,809

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Written Options
	Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Put Options
S&P 500 Index	Chicago Board Options Exchange	58	30,609,558	5,080.00	06/05/24	(1,450)
S&P 500 Index	Chicago Board Options Exchange	48	25,332,048	5,215.00	06/05/24	(15,840)
S&P 500 Index	Chicago Board Options Exchange	54	28,498,554	5,205.00	06/12/24	(90,450)
S&P 500 Index	Chicago Board Options Exchange	48	25,332,048	5,230.00	06/05/24	(24,000)
S&P 500 Index	Chicago Board Options Exchange	48	25,332,048	5,215.00	06/12/24	(90,480)
S&P 500 Index	Chicago Board Options Exchange	52	27,443,052	5,200.00	06/18/24	(114,140)
S&P 500 Index	Chicago Board Options Exchange	50	26,387,550	5,160.00	06/18/24	(76,000)
S&P 500 Index	Chicago Board Options Exchange	51	26,915,301	5,145.00	06/26/24	(97,410)
S&P 500 Index	Chicago Board Options Exchange	48	25,332,048	5,170.00	06/12/24	(52,560)

TOTAL WRITTEN OPTIONS						(562,330)

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,265,548 or 0.0% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)	Level 3 security
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $398,623 or 0.0% of net assets.

(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,149,187.
(h)	Affiliated Fund
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)	Investment made with cash collateral received from securities on loan.
(k)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	Security or a portion of the security is pledged as collateral for options written. At period end, the value of securities pledged amounted to $66,245,000.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
CCC Intelligent Solutions Holdings, Inc.	2/02/21	356,550

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	29,498,005	160,434,108	146,357,998	1,887,570	142	-	43,574,257	0.1%
Fidelity Securities Lending Cash Central Fund 5.39%	216,568,408	2,269,002,877	2,289,567,637	1,120,847	-	-	196,003,648	0.8%
Total	246,066,413	2,429,436,985	2,435,925,635	3,008,417	142	-	239,577,905

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Blue Chip Growth Fund	154,959,946	102,461	156,998,394	102,461	36,264,869	(21,044,637)	13,284,245
Fidelity Growth Company Fund	2,611,090,799	109,260,414	130,000,000	109,260,414	49,714,399	814,717,197	3,454,782,809
Fidelity Mid Cap Index Fund	3,308,603	814,700,601	-	3,296,972	-	31,262,771	849,271,975
Fidelity SAI Inflation-Focused Fund	11,387,686	27	12,003,811	27	513,226	104,094	1,222
Fidelity SAI U.S. Large Cap Index Fund	220,500,205	4,744,354,834	3,245,304,754	18,870,841	21,099,073	135,318,344	1,875,967,702
Fidelity SAI U.S. Low Volatility Index Fund	246,929,048	1,554,697,326	143,044,749	18,764,929	2,449,754	166,716,712	1,827,748,091
Fidelity SAI U.S. Momentum Index Fund	6,439,336	1,208,282	-	1,208,283	-	1,577,660	9,225,278
Fidelity SAI U.S. Quality Index Fund	688,660,796	116,853,021	243,765,736	16,853,021	14,259,610	153,941,832	729,949,523
	3,943,276,419	7,341,176,966	3,931,117,444	168,356,948	124,300,931	1,282,593,973	8,760,230,845

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	4,982,121,733	4,978,750,295	3,371,438	-
Consumer Discretionary	5,479,643,039	5,477,564,749	2,078,290	-
Consumer Staples	2,712,491,124	2,712,491,124	-	-
Energy	2,475,709,631	2,470,502,819	5,206,812	-
Financials	8,124,572,432	8,106,729,102	17,843,330	-
Health Care	6,702,514,543	6,692,018,324	10,496,219	-
Industrials	4,676,945,646	4,676,945,646	-	-
Information Technology	14,604,525,131	14,546,286,186	58,238,945	-
Materials	1,078,217,276	1,078,217,276	-	-
Real Estate	898,505,274	898,505,274	-	-
Utilities	1,294,795,965	1,294,795,965	-	-

U.S. Government and Government Agency Obligations	2,285,915	-	2,285,915	-

Other	1,222	1,222	-	-

Money Market Funds	743,144,914	743,144,914	-	-

Equity Funds	9,690,425,396	9,690,425,396	-	-

Purchased Options	45,458	45,458	-	-
Total Investments in Securities:	63,465,944,699	63,366,423,750	99,520,949	-
Derivative Instruments: Assets
Futures Contracts	827,809	827,809	-	-
Total Assets	827,809	827,809	-	-
Liabilities
Written Options	(562,330)	(562,330)	-	-
Total Liabilities	(562,330)	(562,330)	-	-
Total Derivative Instruments:	265,479	265,479	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	827,809	0
Purchased Options (b)	45,458	0
Written Options (c)	0	(562,330)
Total Equity Risk	873,267	(562,330)
Total Value of Derivatives	873,267	(562,330)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
(b)Gross value is presented in the Statement of Assets and Liabilities in the Investments in Securities at value line-item.
(c)Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.
Financial Statements
Statement of Assets and Liabilities
		May 31, 2024

Assets
Investment in securities, at value (including securities loaned of $194,512,532) - See accompanying schedule:
Unaffiliated issuers (cost $25,857,201,120)	$54,466,135,949
Fidelity Central Funds (cost $239,577,905)	239,577,905
Other affiliated issuers (cost $5,658,849,681)	8,760,230,845

Total Investment in Securities (cost $31,755,628,706)		$63,465,944,699
Segregated cash with brokers for derivative instruments		544,800
Cash		342,524
Foreign currency held at value (cost $3,621,574)		3,617,342
Receivable for investments sold		74,537,066
Receivable for fund shares sold		47,888,750
Dividends receivable		68,315,171
Interest receivable		1,920,070
Distributions receivable from Fidelity Central Funds		216,148
Receivable for daily variation margin on futures contracts		482,375
Prepaid expenses		131,739
Other receivables		818,976
Total assets		63,664,759,660
Liabilities
Payable for investments purchased	$86,339,532
Payable for fund shares redeemed	49,567,798
Accrued management fee	8,448,487
Written options, at value (premium received $989,996)	562,330
Other payables and accrued expenses	1,631,897
Collateral on securities loaned	196,003,648
Total liabilities		342,553,692
Net Assets		$63,322,205,968
Net Assets consist of:
Paid in capital		$29,267,036,747
Total accumulated earnings (loss)		34,055,169,221
Net Assets		$63,322,205,968
Net Asset Value, offering price and redemption price per share ($63,322,205,968 ÷ 4,797,353,023 shares)		$13.20
Statement of Operations
		Year ended May 31, 2024
Investment Income
Dividends:
Unaffiliated issuers		$722,867,308
Affiliated issuers		35,079,130
Interest		25,594,197
Income from Fidelity Central Funds (including $1,120,847 from security lending)		3,008,417
Total income		786,549,052
Expenses
Management fee	$238,812,403
Custodian fees and expenses	971,393
Independent trustees' fees and expenses	320,893
Registration fees	532,761
Audit	109,183
Legal	105,529
Interest	4,819
Miscellaneous	390,369
Total expenses before reductions	241,247,350
Expense reductions	(142,160,678)
Total expenses after reductions		99,086,672
Net Investment income (loss)		687,462,380
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $47,148)	3,085,015,448
Fidelity Central Funds	142
Other affiliated issuers	124,300,931
Foreign currency transactions	43,697
Futures contracts	12,695,705
Written options	9,748,974
Capital gain distributions from underlying funds:
Affiliated issuers	133,277,818
Total net realized gain (loss)		3,365,082,715
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $27,901)	9,394,616,991
Affiliated issuers	1,282,593,973
Assets and liabilities in foreign currencies	51,415
Futures contracts	(709,474)
Written options	(907,778)
Total change in net unrealized appreciation (depreciation)		10,675,645,127
Net gain (loss)		14,040,727,842
Net increase (decrease) in net assets resulting from operations		$14,728,190,222
Statement of Changes in Net Assets

	Year ended May 31, 2024	Year ended May 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$687,462,380	$735,355,279
Net realized gain (loss)	3,365,082,715	1,319,765,649
Change in net unrealized appreciation (depreciation)	10,675,645,127	(352,198,291)
Net increase (decrease) in net assets resulting from operations	14,728,190,222	1,702,922,637
Distributions to shareholders	(2,409,925,982)	(2,678,396,747)

Share transactions
Proceeds from sales of shares	11,250,343,159	6,277,974,197
Reinvestment of distributions	2,206,709,434	2,502,220,114
Cost of shares redeemed	(12,884,136,586)	(13,121,515,132)

Net increase (decrease) in net assets resulting from share transactions	572,916,007	(4,341,320,821)
Total increase (decrease) in net assets	12,891,180,247	(5,316,794,931)

Net Assets
Beginning of period	50,431,025,721	55,747,820,652
End of period	$63,322,205,968	$50,431,025,721

Other Information
Shares
Sold	943,946,357	624,289,362
Issued in reinvestment of distributions	193,624,409	255,985,371
Redeemed	(1,096,468,645)	(1,290,279,591)
Net increase (decrease)	41,102,121	(410,004,858)

Financial Highlights
Strategic Advisers® Large Cap Fund

Years ended May 31,	2024	2023	2022	2021 A	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$10.60	$10.79	$12.15	$8.81	$8.33
Income from Investment Operations
Net investment income (loss) B,C	.14	.14	.14	.14	.15
Net realized and unrealized gain (loss)	2.98	.20	(.33)	3.69	.88
Total from investment operations	3.12	.34	(.19)	3.83	1.03
Distributions from net investment income	(.15)	(.14)	(.14)	(.15)	(.14)
Distributions from net realized gain	(.37)	(.39)	(1.02)	(.34)	(.42)
Total distributions	(.52)	(.53)	(1.17) D	(.49)	(.55) D
Net asset value, end of period	$13.20	$10.60	$10.79	$12.15	$8.81
Total Return E,F	30.24%	3.57%	(2.43)%	44.55%	12.17%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.43%	.43%	.43%	.44%	.45%
Expenses net of fee waivers, if any	.18%	.18%	.18%	.19%	.20%
Expenses net of all reductions	.18%	.18%	.18%	.19%	.20%
Net investment income (loss)	1.23%	1.44%	1.21%	1.29%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$63,322,206	$50,431,026	$55,747,821	$60,191,843	$27,026,081
Portfolio turnover rate I	61%	67%	59%	74% J	90%

APer share amounts have been adjusted to reflect the impact of the change in capital structure associated with the merger that occurred on November 20, 2020. All financial information prior to the merger is that of the predecessor fund, Strategic Advisers Core Fund.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal distributions per share do not sum due to rounding.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
JThe portfolio turnover rate does not include the assets acquired in the merger.
Notes to Financial Statements

For the period ended May 31, 2024

1. Organization.
Strategic Advisers Large Cap Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Large Cap Fund	$634,001

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the  Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), options contracts and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$32,196,279,827
Gross unrealized depreciation	(724,197,533)
Net unrealized appreciation (depreciation)	$31,472,082,294
Tax Cost	$31,993,926,410

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$474,491,265
Undistributed long-term capital gain	$2,108,344,090
Net unrealized appreciation (depreciation) on securities and other investments	$31,472,338,439

The tax character of distributions paid was as follows:

	May 31, 2024	May 31, 2023
Ordinary Income	$708,032,671	$ 714,021,192
Long-term Capital Gains	1,701,893,311	1,964,375,555
Total	$2,409,925,982	$ 2,678,396,747

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Strategic Advisers Large Cap Fund
Equity Risk
Futures Contracts	12,695,705	(709,474)
Purchased Options	(2,485,154)	163,395
Written Options	9,748,974	(907,778)
Total Equity Risk	19,959,525	(1,453,857)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. Exchange-traded options were used to manage exposure to the market.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period unless an average notional amount is presented.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Large Cap Fund	33,763,430,181	34,727,570,870
5. Fees and Other Transactions with Affiliates.
Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .65% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .43% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. AllianceBernstein, L.P. (AB), Aristotle Capital Management(managed a portion of the Fund's assets through January 16, 2024), LLC, Brandywine Global Investment Management, LLC, ClariVest Asset Management LLC (managed a portion of the Fund's assets through January 16, 2024), D.E. Shaw Investment Management, FIAM LLC (an affiliate of the investment adviser), J.P. Morgan Investment Management, Inc., Loomis Sayles & Company, L.P., LSV Asset Management, Neuberger Berman Investment Management, LLC, PineBridge Investments LLC, Principal Global Investors, LLC, T. Rowe Price Associates, Inc., and Wellington Management Company LLP each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Geode Capital Management, LLC (Geode) and Pacific Investment Management Company LLC have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Strategic Advisers Large Cap Fund	27,857

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Strategic Advisers Large Cap Fund	60,702,084	176,267,753	9,926,041

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers Large Cap Fund	27,678
6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
7.Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Strategic Advisers Large Cap Fund	96,142
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Strategic Advisers Large Cap Fund	109,358	-	-
9. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Strategic Advisers Large Cap Fund	29,754,000	5.83%	4,819
10. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2026. During the period, this waiver reduced the Fund's management fee by $139,337,214. Expense reductions also include certain voluntary fee discount arrangements, which are currently in effect for the Fund. During the period, these voluntary arrangements amounted to $2,797,842.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $25,622.
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Large Cap Fund
Fidelity SAI U.S. Large Cap Index Fund	13%
Fidelity SAI U.S. Low Volatility Index Fund	13%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
13. Proposed Reorganization.
The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) between the Fund and Strategic Advisers U.S. Total Stock Fund. The Agreement provides for the transfer of all the assets and the assumption of all the liabilities of the Fund in exchange for shares of Strategic Advisers U.S. Total Stock Fund equal in value to the net assets of the Fund on the day the reorganization is effective.

The Fund's shareholders approved the reorganization that is expected to become effective on August 16, 2024. The reorganization is expected to qualify as a tax-free transaction for federal income tax purposes with no gain or loss recognized by the funds or their shareholders.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Large Cap Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Large Cap Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of May 31, 2024, the related statement of operations for the year ended May 31, 2024, the statement of changes in net assets for each of the two years in the period ended May 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2024 and the financial highlights for each of the five years in the period ended May 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 15, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2024, $2,676,680,664, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 98% and 91% of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 99.98% and 98.23% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.03% and 1.78% of the dividends distributed in July and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 10: Renumeration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of Amended Sub-Advisory Agreement
Strategic Advisers Large Cap Fund

In December 2023, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve an amendment to the fee schedule for the existing sub-advisory agreement among Strategic Advisers, T. Rowe Price Associates, Inc. (the Sub-Adviser) and Fidelity Rutland Square Trust II (Trust) on behalf of the fund. The Board noted that the updated fee schedule in the Amended Sub-Advisory Agreement became effective as of October 1, 2023, and will result in the same or lower fees at all asset levels. The Board also noted that no other material contract terms are impacted by the Amended Sub-Advisory Agreement. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.
In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. The Board's decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.
Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that provide services to the fund, the fund's investment objective, strategies and related investment philosophy, the current sub-adviser line-up, and the structure of the investment personnel compensation programs and whether such structure provides appropriate incentives to act in the best interests of the fund in connection with its annual renewal of the fund's management contract, sub-advisory agreements and sub-subadvisory agreements at its September 2023 meeting.
The Board noted that it had approved the existing sub-advisory agreement with the Sub-Adviser at its September 2023 meeting and that the Amended Sub-Advisory Agreement will not result in any changes to: (i) the nature, extent and quality of the sub-advisory services provided; (ii) the investment process or strategies employed in the management of the fund's assets; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management.
Investment Performance. The Board did not consider performance to be a material factor in its decision to approve the Amended Sub-Advisory Agreement because the approval of the Amended Sub-Advisory Agreement will not result in any changes (i) to the fund's investment processes or strategies; or (ii) in the persons primarily responsible for the day-to-day management of the fund.
Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement should continue to benefit the fund's shareholders.
Competitiveness of Management Fee and Total Fund Expenses.  The Board noted that the Amended Sub-Advisory Agreement will not result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee.
The Board also considered that the Amended Sub-Advisory Agreement will not impact the fund's management fee at current asset levels.  Based on its review, the Board concluded that the fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.
Costs of the Services and Profitability.  Because the Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers' portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Amended Sub-Advisory Agreement.
Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of the Amended Sub-Advisory Agreement will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.
Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that the Amended Sub-Advisory Agreement will continue to provide for breakpoints with respect to the mandate that have the potential to reduce sub-advisory fees paid to the sub-adviser as assets allocated to the sub-adviser grow. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the Amended Sub-Advisory Agreement because the fund is not expected to bear any additional expenses as a result of the Amended Sub-Advisory Agreement.
Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the Amended Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and should be approved. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of New and Amended Sub-Advisory Agreements and New Sub-Subadvisory Agreements
Strategic Advisers Large Cap Fund

In March 2024, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve (i) a new sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), Pacific Investment Management Company LLC (PIMCO), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund (New PIMCO Sub-Advisory Agreement), (ii) a new sub-advisory agreement among Strategic Advisers, Fidelity Diversifying Solutions LLC (FDS and together with PIMCO, the New Sub-Advisers), and the Trust on behalf of the fund (New FDS Sub-Advisory Agreement and together with the New PIMCO Sub-Advisory Agreement, the New Sub-Advisory Agreements), (iii) new sub-subadvisory agreements between FDS and each of FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Japan) Limited (FMR Japan), and Fidelity Management & Research (Hong Kong) Limited (FMR H.K., and together with FMR UK and FMR Japan, the New Sub-Subadvisers) with respect to the fund (New Sub-Subadvisory Agreements and together with the New Sub-Advisory Agreements, the New Agreements) and (ii) amendments to the fee schedules for two investment mandates in the existing sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM), and the Trust on behalf of the fund (Amended Agreement). The Board noted that each updated fee schedule in the Amended Agreement became effective as of March 1, 2024, and will result in the same or lower fees at all asset levels. The Board also noted that no other material contract terms are impacted by the Amended Agreement. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.
In considering whether to approve each New and Amended Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each New and Amended Agreement is in the best interests of the fund and its shareholders and does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. The Board's decision to approve each New and Amended Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.
Nature, Extent, and Quality of Services Provided.  With respect to each New Agreement, the Board considered the backgrounds of the investment personnel that will provide services to the fund, the fund's investment objective, strategies and related investment philosophy, the current sub-adviser line-up, and the structure of the investment personnel compensation programs and whether such structure provides appropriate incentives to act in the best interests of the fund.
With respect to the Amended Agreement, the Board also considered that it reviewed this information regarding FIAM in connection with its annual renewal of the fund's management contract, sub-advisory agreements and sub-subadvisory agreements at its September 2023 meeting.
The Board noted its familiarity with the nature, extent and quality of services provided by each New Sub-Adviser and New Sub-Subadviser to other Strategic Advisers funds with different investment mandates, and that many of the same support staff, including compliance personnel, that currently provide services to the other Strategic Advisers funds will also provide services to the fund.  The Board also noted its familiarity with FIAM in managing the same mandate proposed for FDS for another Strategic Advisers fund using the same investment personnel and support staff that will provide services to the fund. The Board also took into consideration additional information regarding the investment mandates provided by Strategic Advisers and each New Sub-Adviser.
Resources Dedicated to Investment Management and Support Services.  With respect to each New Sub-Advisory Agreement, the Board reviewed the general qualifications and capabilities of each New Sub-Adviser's investment staff, use of technology, and approach to managing and compensating investment personnel. The Board noted that each New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in its deliberations, the Board considered each New Sub-Adviser's trading capabilities and resources and compliance infrastructure, which are integral parts of the investment management process, and its investment in business continuity planning.
With respect to the Amended Agreement, the Board noted that it had approved the existing sub-advisory agreement with FIAM at its September 2023 meeting and that the Amended Agreement will not result in any changes to: (i) the nature, extent and quality of the services provided; (ii) the fund's investment processes or strategies; or (iii) the persons primarily responsible for the day-to-day management of the fund.
Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by each New Sub-Adviser under the applicable New Sub-Advisory Agreement; and (ii) the resources to be devoted to the fund's compliance policies and procedures.
Investment Performance.  With respect to the New PIMCO Sub-Advisory Agreement, the Board considered the historical investment performance of PIMCO and its portfolio managers in managing accounts under a similar investment mandate. With respect to the New FDS Sub-Advisory Agreement, the Board considered the historical investment performance of FIAM in managing the same mandate with the same portfolio managers for another Strategic Advisers fund. The Board did not consider performance to be a material factor in its decision to approve the Amended Agreement because the approval of the Amended Agreement will not result in any changes to: (i) the fund's investment processes or strategies; or (ii) the persons primarily responsible for the day-to-day management of the fund.
Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under each New and Amended Agreement should benefit or continue to benefit the fund's shareholders.
Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of the fees to be paid by the fund to Strategic Advisers and by Strategic Advisers to each New Sub-Adviser. The Board also considered the projected change in the fund's management fee and total operating expenses, if any, as a result of hiring each New Sub-Adviser.
The Board noted that neither the New nor Amended Agreements will result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee.
With respect to the New PIMCO Sub-Advisory Agreement, the Board considered that after allocating assets to PIMCO, the fund's management fee and total net expenses are each expected to increase, but each is expected to continue to rank below the competitive peer group median reported in the June 2023 management contract renewal materials for the fund. The Board noted that the approval of the New FDS Sub-Advisory Agreement will not initially result in any changes to the fund's management fee or total net expenses because Strategic Advisers does not expect to allocate assets to FDS at this time. The Board considered the hypothetical impact on the fund's management fee rate if Strategic Advisers were to allocate assets to FDS in the future. Additionally, the Board also considered that: (i) with respect to one mandate, the Amended Agreement is expected to result in a decrease in the total management fee rate of the fund, and (ii) with respect to the other mandate, because the mandate is unfunded, the Amended Agreement will not change the fund's actual total management fee rate.
With respect to the New Sub-Subadvisory Agreements, the Board considered that FDS, and not the fund, will compensate the New Sub-Subadvisers under the terms of the New Sub-Subadvisory Agreements and that the fund and Strategic Advisers are not responsible for any such fees or expenses. The Board also considered that the New Sub-Subadvisory Agreements will not impact the fees paid under the New FDS Sub-Advisory Agreement.
Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.
Costs of the Services and Profitability.  Because each New and Amended Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers' portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve each New and Amended Agreement.
Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of each New and Amended Agreement will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.
Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that each New Sub-Advisory Agreement provides, and with respect to one mandate, the Amended Agreement will continue to provide, for breakpoints that have the potential to reduce sub-advisory fees paid to the sub-adviser as assets allocated to the sub-adviser grow. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the New Sub-Subadvisory Agreements or the Amended Agreement because the fund will not bear any additional expenses under the New Sub-Subadvisory Agreements or the Amended Agreement.
Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that each New and Amended Agreement's fee structure bears a reasonable relationship to the services to be rendered and that each New and Amended Agreement is in the best interests of the fund and its shareholders and should be approved. In addition, the Board concluded that the approval of each New and Amended Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

1.9899746.103
LGC-ANN-0724
Strategic Advisers® Municipal Bond Fund
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
May 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Strategic Advisers® Municipal Bond Fund
Schedule of Investments May 31, 2024
Showing Percentage of Net Assets
Municipal Bonds - 69.3%
	Principal Amount (a)	Value ($)
Alabama - 1.5%
Alabama Spl. Care Facilities Fing. Auth. Mobile Rev. Series 2016 C, 5% 11/15/46	2,500,000	2,521,004
Alabama State Corrections Institution Fin. Auth. Series 2022 A, 5.25% 7/1/47	2,000,000	2,138,086
Auburn Univ. Gen. Fee Rev. Series 2018 A, 5% 6/1/43	480,000	498,043
Birmingham Arpt. Auth. Series 2020:
4% 7/1/35 (Build America Mutual Assurance Insured)	60,000	60,545
4% 7/1/36 (Build America Mutual Assurance Insured)	225,000	226,555
4% 7/1/38 (Build America Mutual Assurance Insured)	335,000	333,945
Birmingham Spl. Care Facilities Auth. Rev. Series 2015 1, 5.25% 6/1/25	115,000	114,462
Black Belt Energy Gas District Bonds:
(Proj. No.7) Series 2021 C2, SIFMA Municipal Swap Index + 0.350% 3.71%, tender 12/1/26 (b)(c)	2,015,000	1,969,233
Series 2019 A, 4%, tender 12/1/25 (b)	6,740,000	6,733,555
Series 2021 A, 4%, tender 12/1/31 (b)	4,500,000	4,428,810
Series 2021 B, 4%, tender 12/1/26 (b)	5,395,000	5,382,737
Series 2022 B1, 4%, tender 10/1/27 (b)	3,280,000	3,273,288
Series 2022 B2, 4.01%, tender 10/1/27 (b)	5,785,000	5,655,594
Series 2022 C1, 5.25%, tender 6/1/29 (b)	7,585,000	7,921,501
Series 2022 D1, 4%, tender 6/1/27 (b)	2,070,000	2,071,924
Series 2022 E, 5%, tender 6/1/28 (b)	3,645,000	3,784,476
Series 2022 F, 5.5%, tender 12/1/28 (b)	10,470,000	11,019,963
Series 2023 B2, 5.25%, tender 12/1/30 (b)	1,840,000	1,968,786
Series 2023 C, 5.5%, tender 6/1/32 (b)	6,500,000	7,031,476
Series 2023 D1, 5.5%, tender 2/1/29 (b)	4,575,000	4,827,921
Series 2024 A, 5.25%, tender 9/1/32 (b)	2,500,000	2,682,051
Cooper Green Mercy Health Svcs. Series 2022 A:
5.25% 9/1/42	550,000	580,349
5.25% 9/1/52	2,620,000	2,692,491
Energy Southeast Ala Coop. District Bonds:
Series 2023 A1, 5.5%, tender 1/1/31 (b)	1,000,000	1,070,718
Series 2023 B1, 5.75%, tender 11/1/31 (b)	2,005,000	2,191,134
Series 2023 B2, 5.764%, tender 11/1/31 (b)	3,000,000	2,993,543
Series 2024 B, 5.25%, tender 6/1/32 (b)	3,000,000	3,185,561
Homewood Ala Edl. Bldg. Auth. Lea (CHF - Horizons II, L.L.C. Student Hsg. & Proj. at Samford Univ.) Series 2024 A:
5.25% 10/1/38 (d)	670,000	707,560
5.5% 10/1/42 (d)	1,040,000	1,098,219
Homewood Edl. Bldg. Auth. Rev.:
(CHF - Horizons II, L.L.C. Student Hsg. & Proj. at Samford Univ.) Series 2024 C:
5% 10/1/56 (d)	1,200,000	1,171,608
5.5% 10/1/54 (d)	1,100,000	1,141,987
Series 2019 A:
4% 12/1/33	15,000	14,546
4% 12/1/35	50,000	47,993
4% 12/1/36	65,000	61,887
4% 12/1/37	70,000	65,913
4% 12/1/38	125,000	116,366
4% 12/1/39	95,000	87,838
4% 12/1/41	310,000	279,842
4% 12/1/44	210,000	183,754
4% 12/1/49	125,000	107,007
Hoover Indl. Dev. Board Envir. Impt. Rev.:
(United States Steel Corp. Proj.) Series 2019, 5.75% 10/1/49 (e)	2,225,000	2,290,508
Bonds (United States Steel Corp. Proj.) Series 2020, 6.375%, tender 11/1/30 (b)(e)	195,000	214,815
Huntsville Redstone Village Spl. Care Facilities Finanacing Auth.:
Series 2007:
5.5% 1/1/28 (f)	520,000	296,400
5.5% 1/1/43 (f)	405,000	230,850
Series 2008 A, 6.875% 1/1/43 (f)	280,000	159,600
Series 2011 A, 7.5% 1/1/47 (f)	500,000	285,000
Infirmary Health Systems Spl. Care Facilities Fing. Auth. Rev. Series 2021 A, 3% 2/1/46	2,270,000	1,642,719
Jacksonville Fla Pub. Edl. Bldga (JSU Foundation Proj.) Series 2023 A:
5.25% 8/1/53 (Assured Guaranty Muni. Corp. Insured)	600,000	636,581
5.5% 8/1/58 (Assured Guaranty Muni. Corp. Insured)	500,000	538,829
Jefferson County Gen. Oblig. Series 2018 A, 5% 4/1/26	355,000	362,997
Jefferson County Swr. Rev. Series 2024:
5.25% 10/1/45	2,000,000	2,155,644
5.25% 10/1/49	9,640,000	10,226,184
5.5% 10/1/53	6,610,000	7,116,863
Lower Alabama Gas District:
(Gas Proj.) Series 2016 A, 5% 9/1/34	545,000	571,159
Bonds (No. 2 Proj.) Series 2020, 4%, tender 12/1/25 (b)	6,905,000	6,896,973
Series 2016 A, 5% 9/1/46	5,580,000	5,726,555
Montgomery Edl. Bldg. Auth. Series 2016 A, 5% 10/1/43	300,000	287,743
Montgomery Med. Clinic Facilities Series 2015:
5% 3/1/26	5,000	4,758
5% 3/1/33	605,000	451,731
5% 3/1/36	1,340,000	1,000,872
Prichard Wtrwks. & Swr. Board Series 2019, 4% 11/1/49	200,000	118,275
Southeast Alabama Gas Supply District:
(Proj. No. 1) Series 2024 A:
5% 4/1/31	1,500,000	1,530,619
5% 4/1/32	1,250,000	1,296,887
Bonds (Proj. No. 2) Series 2018 A, 4%, tender 6/1/24 (b)	14,190,000	14,190,000
Southeast Energy Auth. Coop. Dis Bonds (Proj. No. 6) Series 2023 B, 5%, tender 6/1/30 (b)	2,060,000	2,166,842
Southeast Energy Auth. Rev.:
(Proj. No. 2) Series 2021 B1:
4% 6/1/29	75,000	73,488
4% 6/1/30	55,000	53,636
4% 6/1/31	50,000	48,384
Bonds:
(Proj. No. 1) Series 2021 A, 4%, tender 10/1/28 (b)	670,000	662,924
(Proj. No. 2) Series 2021 B1, 4%, tender 12/1/31 (b)	9,855,000	9,668,097
(Proj. No. 5) Series 2023 A, 5.25%, tender 7/1/29 (b)	4,835,000	5,072,137
Series 2022 A1, 5.5%, tender 12/1/29 (b)	1,415,000	1,499,447
Series 2022 B1, 5%, tender 8/1/28 (b)	3,785,000	3,904,411
Stadium Trace Village Impt. District Dev. Series 2021, 3.625% 3/1/36	325,000	291,037
The DCH Health Care Auth. Series 2015, 5% 6/1/33	165,000	165,784
Tuscaloosa County Indl. Dev. Gulf Opportunity (Hunt Refining Proj.) Series 2019 A, 5.25% 5/1/44 (g)	7,255,000	7,285,778
Univ. of North Alabama Rev. Series 2019 B, 5% 11/1/38	320,000	337,553
Univ. of South Alabama Univ. Rev. Series 2019 A, 5% 4/1/49	525,000	535,963
TOTAL ALABAMA		182,440,314
Alaska - 0.1%
Alaska Hsg. Fin. Corp.:
Series 2019 B:
5% 12/1/37	480,000	504,367
5% 12/1/38	365,000	382,164
5% 12/1/39	240,000	251,301
Series 2021 A:
4% 6/1/26	425,000	427,411
4% 12/1/29	690,000	700,537
4% 6/1/30	70,000	71,021
5% 6/1/27	50,000	52,028
5% 12/1/27	65,000	68,163
5% 6/1/28	85,000	89,763
5% 12/1/28	965,000	1,025,345
5% 6/1/29	725,000	774,281
Alaska Hsg. Fin. Corp. Mtg. Rev. Series 2022 A, 3% 6/1/51	545,000	520,010
Alaska Indl. Dev. & Export Auth. Rev.:
(Greater Fairbanks Cmnty. Hosp. Foundation Proj.) Series 2014, 5% 4/1/32	500,000	500,721
(Tanana Chiefs Conference Proj.) Series 2019 A, 4% 10/1/49	700,000	632,622
Alaska Int'l. Arpts. Revs.:
Series 2016 A, 5% 10/1/26	90,000	91,063
Series 2016 B, 5% 10/1/33	125,000	126,475
Series 2021 C, 5% 10/1/27 (e)	1,090,000	1,126,687
Alaska Muni. Bond Bank Series 2023 TWO:
5.25% 12/1/47 (e)	420,000	432,815
5.25% 12/1/52 (e)	525,000	539,988
Anchorage Gen. Oblig. Series 2015 B, 5% 9/1/26	1,250,000	1,270,409
Anchorage Port Rev. Series 2020 A, 5% 12/1/50 (e)	1,375,000	1,384,841
Northern Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2021 A:
4% 6/1/34	240,000	242,629
4% 6/1/35	600,000	604,007
4% 6/1/37	685,000	677,471
4% 6/1/40	325,000	310,903
4% 6/1/50	905,000	795,675
TOTAL ALASKA		13,602,697
Arizona - 1.3%
Paz County Ariz Indl. Dev. Auth. (Charter School Solutions-Harmoney Pub. Schools Proj.) Series 2018 A, 5% 2/15/38	140,000	140,396
Arizona Board of Regents Arizona State Univ. Rev. Series 2015 D:
5% 7/1/41	830,000	838,859
5% 7/1/46	600,000	604,763
Arizona Board of Regents Ctfs. of Prtn. (Univ. of Arizona Univ. Revs.) Series 2018 B:
5% 6/1/27	30,000	31,223
5% 6/1/30	80,000	84,344
Arizona Health Facilities Auth. Rev.:
(Banner Health Sys. Proj.) Series 2007 B, S&P Municipal Bond 7 Day High Grade Rate Index + 0.810% 4.52%, tender 1/1/37 (b)(c)	2,050,000	1,919,206
(Scottsdale Lincoln Hospitals Proj.) Series 2014 A, 5% 12/1/39	585,000	588,239
Arizona Indl. Dev. Auth. Econ. Dev. Rev. (Legacy Cares, Inc. Proj.) Series 2020 A, 7.75% 7/1/50 (g)	1,980,000	118,800
Arizona Indl. Dev. Auth. Ed. Rev.:
(Academies of Math & Science Projs.):
Series 2017 A, 5% 7/1/47	315,000	315,207
Series 2018 A:
5% 7/1/48	435,000	434,456
5% 7/1/52	260,000	257,053
(American Charter Schools Foundation Proj.) Series 2017, 6% 7/1/47 (g)	325,000	330,857
(Arizona Agribusiness & Equine Ctr., Inc. Proj.) Series 2017 B:
5% 3/1/37 (g)	250,000	247,442
5% 3/1/42 (g)	250,000	238,486
(BASIS Schools Projs.):
Series 2017 A:
5.125% 7/1/37 (g)	210,000	211,329
5.25% 7/1/47 (g)	160,000	158,615
Series 2017 D:
5% 7/1/37 (g)	145,000	145,818
5% 7/1/47 (g)	235,000	225,205
5% 7/1/51 (g)	710,000	671,219
Series 2017 F:
5% 7/1/37	210,000	214,617
5% 7/1/47	865,000	871,948
5% 7/1/52	635,000	637,922
Series 2017 G:
5% 7/1/37 (g)	35,000	35,197
5% 7/1/47 (g)	35,000	33,541
5% 7/1/51 (g)	65,000	61,450
(Cadence Campus Proj.) Series 2020 A:
4% 7/15/40 (g)	130,000	114,589
4% 7/15/50 (g)	225,000	181,695
(Doral Academy of Nevada, Fire Mesa and Red Rock Campus Projs.) Series 2019 A:
5% 7/15/39	185,000	185,391
5% 7/15/49	165,000	158,704
(Greathearts Arizona Projs.) Series 2021 A:
3% 7/1/46	300,000	221,794
3% 7/1/52	350,000	243,511
(KIPP Nashville Projs.) Series 2022 A:
5% 7/1/47	700,000	704,889
5% 7/1/57	330,000	328,898
(KIPP NYC Pub. Charter Schools - Macombs Facility Proj.) Series 2021 A, 4% 7/1/51	250,000	215,517
(Leman Academy of Excellence Projs.) Series 2022 A, 4.5% 7/1/54	690,000	602,696
(Odyssey Preparatory Academy Proj.):
Series 2017 A:
5.25% 7/1/37 (g)	420,000	420,934
5.5% 7/1/52 (g)	475,000	453,116
Series 2019, 5% 7/1/49 (g)	610,000	546,869
Academies of Math & Science Projs. Series 2023:
5.25% 7/1/43 (g)	35,000	35,129
5.375% 7/1/53 (g)	120,000	119,466
5.5% 7/1/58 (g)	105,000	105,329
Series 2023 A:
5.25% 7/1/53 (g)	120,000	116,765
5.5% 7/1/58 (g)	120,000	120,058
Arizona Indl. Dev. Auth. Hosp. Rev.:
Series 2020 A, 4% 2/1/50	965,000	898,189
Series 2021 A:
4% 2/1/38	85,000	84,559
4% 2/1/39	85,000	84,048
5% 2/1/29	990,000	1,054,976
Arizona Indl. Dev. Auth. Lease Rev. Series 2020 A:
4% 9/1/37	25,000	24,158
4% 9/1/38	25,000	23,937
4% 9/1/39	20,000	19,006
4% 9/1/40	25,000	23,614
4% 9/1/46	1,000,000	910,418
5% 9/1/31	10,000	10,565
5% 9/1/32	15,000	15,842
5% 9/1/33	25,000	26,407
5% 9/1/34	20,000	21,123
Arizona Indl. Dev. Auth. Rev.:
(Lincoln South Beltway Proj.) Series 2020, 5% 2/1/26	600,000	614,490
(Provident Group-Eastern Michigan Univ. Parking Proj.) Series 2018:
5% 5/1/37	60,000	33,000
5% 5/1/43	55,000	30,250
5% 5/1/48	135,000	74,250
5% 5/1/51	135,000	74,250
Series 2019 2, 3.625% 5/20/33	1,231,420	1,113,607
Arizona Indl. Dev. Auth. Sr. Living:
(Great Lakes Sr. Living Cmntys. LLC Proj.) Series 2021, 7.75% 1/1/54 (g)	100,000	43,381
Series 2019 B, 5% 1/1/49	100,000	47,565
Arizona Indl. Dev. Auth. Sr. Nat'l. Charter School Revolving Ln. Fund:
Series 2019 A, 4% 11/1/49	250,000	224,685
Series 2020 A:
4% 11/1/36	230,000	228,011
4% 11/1/38	125,000	121,716
4% 11/1/39	160,000	154,909
4% 11/1/40	170,000	162,778
4% 11/1/45	425,000	393,176
Series 2021 A, 4% 11/1/51	790,000	702,138
Series 2022 A, 4.25% 11/1/52	740,000	683,047
Series 2023 A, 5.25% 11/1/53	2,000,000	2,087,746
Arizona Indl. Dev. Auth. Student Hsg. Rev. Series 2019 A:
5% 6/1/49	235,000	240,144
5% 6/1/54	130,000	132,409
Arizona State Univ. Revs.:
Series 2021 C:
5% 7/1/32	70,000	77,081
5% 7/1/34	70,000	77,115
5% 7/1/35	55,000	60,605
5% 7/1/37	825,000	903,426
5% 7/1/38	1,325,000	1,441,904
Series 2023 A, 5.5% 7/1/48	1,000,000	1,109,202
Series 2023 B, 4% 7/1/53	2,790,000	2,600,990
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.):
Series 2005, 3.8%, tender 6/15/28 (b)	2,750,000	2,728,095
Series 2007, 4.1%, tender 6/15/28 (b)(e)	1,600,000	1,586,751
Series 2019:
4%, tender 6/1/29 (b)(d)(e)	6,650,000	6,590,095
5%, tender 6/3/24 (b)(e)	13,290,000	13,290,000
Series 2022 2, 5%, tender 9/1/27 (b)(e)	9,765,000	9,968,480
Gilbert Wtr. Resources Municpal Property Series 2022 2022, 4% 7/15/40	4,000,000	4,008,306
Glendale Gen. Oblig. Series 2017:
5% 7/1/30	305,000	317,820
5% 7/1/31	455,000	474,259
Glendale Indl. Dev. Auth.:
(Terraces of Phoenix Proj.) Series 2018 A:
5% 7/1/38	45,000	43,541
5% 7/1/48	50,000	44,368
Series 2019 A, 3% 7/1/35 (e)	210,000	184,038
Series 2021 A, 2.125% 7/1/33 (e)	270,000	211,743
Indl. Dev. Auth. of The City of Glendale Sr. Living Rev.:
(Royal Oaks Inspirata Pointe Proj.) Series 2020 A, 5% 5/15/56	655,000	568,133
Series 2019 A:
5% 11/15/42	770,000	751,328
5% 11/15/48	850,000	802,065
Maricopa County Usd # 60 Cph Series 2023:
4.25% 6/1/47 (Assured Guaranty Muni. Corp. Insured)	175,000	168,010
5% 6/1/53 (Assured Guaranty Muni. Corp. Insured)	1,185,000	1,242,229
Maricopa County & Phoenx Indl. Dev. Auth. Series 2024 B, 6% 3/1/55	1,250,000	1,343,344
Maricopa County Indl. Dev. Auth.:
(Choice Academies, Inc. Proj.) Series 2022, 5.75% 9/1/45 (g)	1,245,000	1,251,843
(Creighton Univ. Proj.) Series 2020, 5% 7/1/47	575,000	590,220
(Great Hearts Arizona Projs.) Series 2017 A, 5% 7/1/52	240,000	240,425
(Greathearts Arizona Projs.) Series 2017 C:
5% 7/1/37	70,000	71,276
5% 7/1/48	145,000	145,615
(Legacy Traditional Schools Proj.):
Series 2019 A:
4% 7/1/34	35,000	34,150
5% 7/1/39	230,000	235,539
5% 7/1/49	430,000	432,747
5% 7/1/54	145,000	145,312
Series 2019 B:
5% 7/1/39 (g)	180,000	180,160
5% 7/1/49 (g)	95,000	90,874
5% 7/1/54 (g)	435,000	410,776
Bonds Series 2019 B, 5%, tender 9/1/24 (b)	40,000	40,100
Series 2021 A, 4% 9/1/51	705,000	634,600
Maricopa County Indl. Dev. Auth. Rev. (Commercial Metals Co. Proj.) Series 2022, 4% 10/15/47 (e)(g)	1,120,000	980,608
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (g)	595,000	496,675
6% 1/1/48 (g)	1,430,000	1,055,796
Maricopa County Poll. Cont. Rev.:
(Palo Verde Proj.) Series 2009 B, 3.6% 4/1/40	350,000	304,667
Bonds Series 2010 B, 0.875%, tender 10/1/26 (b)	165,000	151,455
Series 2012 A, 4.5% 8/1/42	455,000	432,417
Maricopa County Rev.:
Series 2016 A:
5% 1/1/33	730,000	747,526
5% 1/1/38	640,000	652,734
Series 2017 A, 4% 1/1/41	1,165,000	1,134,519
Series 2017 D:
3% 1/1/48	2,605,000	1,975,077
4% 1/1/48	960,000	905,471
Series 2019 E, 3% 1/1/49	1,545,000	1,158,176
Maricopa County Spl. Health Care District Gen. Oblig. Series 2018 C, 5% 7/1/36	150,000	156,846
Maricopa County Unified School District #48 Scottsdale Series 2017 B:
5% 7/1/31	45,000	46,931
5% 7/1/32	180,000	187,673
Mesa Util. Sys. Rev. Series 2021, 4% 7/1/35	500,000	512,232
Navajo Nation Arizona Series 2015 A, 5.5% 12/1/30 (g)	1,260,000	1,281,670
Phoenix Ariz Indl. Dev. Auth. Rev.:
(Guam Facilities Foundation, Inc. Projs.) Series 2014, 5.375% 2/1/41	1,740,000	1,553,989
(Guam Facilities Foundation, Inc. Proj.) Series 2014, 5.125% 2/1/34	1,215,000	1,124,504
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2017 A:
5% 7/1/33 (e)	135,000	138,701
5% 7/1/36 (e)	210,000	215,462
5% 7/1/37 (e)	160,000	163,814
5% 7/1/47 (e)	885,000	892,502
Series 2017 B:
5% 7/1/29	305,000	318,717
5% 7/1/30	225,000	235,300
5% 7/1/33	425,000	443,655
5% 7/1/34	110,000	114,689
5% 7/1/35	110,000	114,672
5% 7/1/36	485,000	505,021
5% 7/1/37	305,000	316,916
Series 2018:
5% 7/1/37 (e)	740,000	766,282
5% 7/1/38 (e)	740,000	763,930
5% 7/1/48 (e)	4,425,000	4,479,613
Series 2019 A, 5% 7/1/44	425,000	445,596
Series 2019 B:
5% 7/1/35 (e)	1,730,000	1,817,619
5% 7/1/49 (e)	500,000	510,307
Series 2023:
5% 7/1/30 (e)	1,175,000	1,249,571
5% 7/1/31 (e)	1,095,000	1,173,801
Phoenix Civic Impt. Corp. Series 2019 A:
5% 7/1/30	60,000	63,390
5% 7/1/32	75,000	79,342
5% 7/1/36	35,000	36,932
5% 7/1/37	30,000	31,509
5% 7/1/38	45,000	47,089
5% 7/1/39	30,000	31,299
5% 7/1/45	2,700,000	2,760,488
Phoenix Civic Impt. Corp. District Rev.:
(Plaza Expansion Proj.) Series 2005 B, 5.5% 7/1/38 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	280,000	337,297
Series 2005 B, 5.5% 7/1/33	175,000	203,883
Phoenix Civic Impt. Corp. Wtr. Sys. Rev.:
Series 2020 A, 5% 7/1/44	1,785,000	1,895,116
Series 2021 A, 5% 7/1/45	990,000	1,059,352
Phoenix IDA Student Hsg. Rev.:
(Downton Phoenix Student Hsg., LLC - Arizona State Univ. Proj.) Series 2018 A, 5% 7/1/37	105,000	105,585
(Downtown Phoenix Student Hsg. II LLC Arizona State Univ. Proj.) Series 2019 A:
5% 7/1/44	225,000	223,429
5% 7/1/49	365,000	355,857
5% 7/1/54	585,000	565,188
5% 7/1/59	475,000	454,259
Series 2018 A, (Downtown Phoenix Student Hsg., LLC AZ State Univ. Proj.) 5% 7/1/42	1,085,000	1,086,926
Phoenix Indl. Dev. Auth. (Provident Group - Falcon Properties LLC, Proj.):
Series 2022 A:
4% 12/1/41 (g)	510,000	409,025
4% 12/1/51 (g)	1,695,000	1,234,382
Series 2022 B:
4.15% 12/1/57 (g)	635,000	450,789
5.75% 12/15/57 (g)	745,000	562,782
Phoenix Indl. Dev. Auth. Rev.:
(BASIS Schools Projs.) Series 2016 A, 5% 7/1/35 (g)	25,000	25,106
(Basis Schools Projs.) Series 2016 A, 5% 7/1/46 (g)	370,000	357,222
(BASIS Schools, Inc. Projs. Series 2015 A:
5% 7/1/35 (g)	100,000	100,423
5% 7/1/45 (g)	120,000	116,718
(Legacy Traditional School Projs.) Series 2015:
5% 7/1/35 (g)	175,000	175,866
5% 7/1/45 (g)	195,000	190,148
(Legacy Traditional Schools Projs.) Series 2016 A, 5% 7/1/46 (g)	130,000	126,020
Series 2016 A:
5% 7/1/36	145,000	145,803
5% 7/1/41	115,000	115,200
5% 7/1/46	505,000	501,965
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 4.05%, tender 8/1/24 (b)(e)	12,400,000	12,399,430
Pima County Indl. Dev. Auth. Ed. Rev.:
(American Leadership Academy Proj.):
Series 2021:
4% 6/15/41 (g)	50,000	42,610
4% 6/15/51 (g)	75,000	58,512
4% 6/15/57 (g)	65,000	48,677
Series 2022:
4% 6/15/41 (g)	510,000	434,621
4% 6/15/51 (g)	1,150,000	897,180
4% 6/15/57 (g)	1,225,000	917,373
Series 2015, 5.625% 6/15/45 (g)	300,000	300,724
Pima County Indl. Dev. Auth. S:
Series 2022 A:
6.75% 11/15/42 (g)	250,000	268,639
6.875% 11/15/52 (g)	715,000	757,909
7% 11/15/57 (g)	320,000	340,302
Series 2022 B3, 5.125% 11/15/29 (g)	310,000	312,061
Pinal County Indl. Dev. Auth. Series 2021 B, 5.5% 10/1/33 (e)(g)	400,000	385,889
Queen Creek Excise Tax & State Shared Rev. Series 2018 A:
5% 8/1/42	395,000	413,173
5% 8/1/47	480,000	497,688
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev.:
(Arizona Salt River Proj.) Series A, 5% 1/1/38	1,705,000	1,751,977
Series 2015 A, 5% 12/1/45	2,500,000	2,536,871
Series 2023 A:
5% 1/1/47	8,675,000	9,225,616
5% 1/1/50	1,500,000	1,594,142
Salt Verde Finl. Corp. Sr. Gas Rev.:
Series 2007 1, 5.25% 12/1/28	2,890,000	2,982,674
Series 2007:
5% 12/1/37	2,265,000	2,402,877
5.5% 12/1/29	1,080,000	1,134,181
Sierra Vista Ariz Indl. Dev. Auth. (American Leadership Academy Proj.) Series 2023, 5.5% 6/15/47 (g)	1,500,000	1,502,541
Tempe Indl. Dev. Auth. Rev.:
(Friendship Village of Tempe Proj.):
Series 2019:
5% 12/1/50	325,000	302,044
5% 12/1/54	365,000	334,143
Series 2021 A, 4% 12/1/46	350,000	285,445
(Mirabella At ASU, Inc. Proj.) Series 2017 A, 6.125% 10/1/52 (g)	435,000	258,144
Yavapai County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2003 A2, 2.2%, tender 6/3/24 (b)(e)	455,000	455,000
TOTAL ARIZONA		165,960,468
Arkansas - 0.2%
Arkansas Dev. Auth. Indl. Dev. Rev.:
(Big River Steel Proj.):
Series 2019, 4.5% 9/1/49 (e)(g)	4,000,000	3,940,374
Series 2020 A, 4.75% 9/1/49 (e)(g)	1,255,000	1,236,753
(Hybar Steel Proj.) Series 2023 A, 6.875% 7/1/48 (e)(g)	2,500,000	2,705,752
Arkansas Dev. Fin. Auth.:
(Lisa Academy Proj.) Series 2018 A, 4.5% 7/1/39	5,000	4,723
(Liza Academy Proj.) Series 2018 A, 4% 7/1/28	45,000	44,035
Series 2018 A, 4.5% 7/1/33	90,000	88,483
Arkansas Dev. Fin. Auth. Health Care Rev.:
Bonds Series 2020 B2, 5%, tender 9/1/27 (b)	260,000	269,823
Series 2019, 5% 12/1/47	1,475,000	1,509,682
Series 2020 B1:
5% 9/1/26	950,000	968,268
5% 9/1/27	1,000,000	1,028,108
5% 9/1/28	430,000	445,494
5% 9/1/29	365,000	380,990
5% 9/1/40	110,000	108,325
Series 2021 B1:
5% 9/1/37	125,000	126,050
5% 9/1/39	100,000	99,677
Arkansas Dev. Fin. Auth. Health Rev. (CARTI Surgery Ctr. Proj.) Series 2021 B:
3% 7/1/32	35,000	29,187
3.125% 7/1/36	100,000	77,875
4% 7/1/52	165,000	113,854
4.25% 7/1/41	35,000	29,804
Arkansas Dev. Fin. Auth. Hosp. Rev.:
Series 2015 A, 5% 2/1/35	130,000	125,435
Series 2015 C, 5% 2/1/35	170,000	162,616
Series 2017, 5% 2/1/38	355,000	355,006
Arkansas Dev. Fin. Auth. Tobacco Settlement Rev. Series 2006, 0% 7/1/46 (AMBAC Insured)	1,065,000	349,191
Arkansas Dev. Fing. Auth. Envir. Impt. Rev.:
(United States Steel Corp. Proj.) Series 2023, 5.7% 5/1/53 (e)	4,500,000	4,642,164
Series 2022, 5.45% 9/1/52 (e)	1,000,000	1,015,756
Little Rock School District Series 2021 A, 3% 2/1/50	1,000,000	722,665
Osceola Solid Waste Disp. Rev. Bonds (Plum Point Energy Associates, LLC Proj.) Series 2006, 5.5%, tender 2/1/26 (b)(e)	1,725,000	1,722,139
Pulaski County Pub. Facilities Board Series 2014, 5% 12/1/42	320,000	310,294
TOTAL ARKANSAS		22,612,523
California - 6.1%
ABC Unified School District Series 1997 C, 0% 8/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	475,000	409,610
Alameda Corridor Trans. Auth. Rev.:
Series 1999 A, 0% 10/1/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,500,000	3,920,428
Series 2016 B:
5% 10/1/34	1,625,000	1,654,901
5% 10/1/37	540,000	549,805
Series 2022 C:
0% 10/1/52 (Assured Guaranty Muni. Corp. Insured)	3,930,000	2,091,308
5% 10/1/52 (Assured Guaranty Muni. Corp. Insured)	2,250,000	2,395,496
Series 2022, 0% 10/1/48	2,000,000	1,111,027
Series 2024 A, 0% 10/1/52 (Assured Guaranty Muni. Corp. Insured)	1,445,000	369,554
Allan-Hancock Joint Cmnty. College District Series 2012 C, 0% 8/1/44 (h)	1,500,000	1,048,334
Antelope Valley Cmnty. College District Series B, 3% 8/1/50	1,200,000	898,735
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds Series 2001 A, 4.61%, tender 4/1/27 (b)	6,505,000	6,535,637
Burbank Glendale Pasadena Arpt. Auth. Rev. Series 2024 B:
4.125% 7/1/41 (Assured Guaranty Muni. Corp. Insured) (e)	1,000,000	973,746
5% 7/1/32 (e)	1,000,000	1,077,604
5% 7/1/34 (e)	750,000	819,789
5% 7/1/35 (e)	705,000	770,293
CA Muni. Fin. Auth. Chrter School Rev. Series 2016 A, 5% 7/1/46 (g)	670,000	658,960
California Cmnty. Choice Fing. Auth. Clean Energy Proj. Rev. Bonds:
Series 2021 B1, 4%, tender 8/1/31 (b)	2,280,000	2,262,145
Series 2021 B2, 3.81%, tender 8/1/31 (b)	1,000,000	928,219
Series 2022 A1, 4%, tender 8/1/28 (b)	4,250,000	4,236,134
Series 2023 A1, 5%, tender 8/1/29 (b)	1,750,000	1,830,383
Series 2023 A2, U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.950% 5.514%, tender 8/1/29 (b)(c)	3,250,000	3,260,778
Series 2023 B1, 5%, tender 8/1/29 (b)	10,390,000	10,862,294
Series 2023 C, 5.25%, tender 10/1/31 (b)	14,200,000	14,839,988
Series 2023 D, 5.5%, tender 11/1/28 (b)	2,500,000	2,650,193
Series 2023 E1, 5%, tender 3/1/31 (b)	5,165,000	5,442,519
Series 2023 E2, U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.670% 5.234%, tender 3/1/31 (b)(c)	2,500,000	2,472,768
Series 2023 F, 5.5%, tender 11/1/30 (b)	5,925,000	6,405,359
Series 2023 G1, 5.25%, tender 4/1/30 (b)	500,000	531,148
Series 2024 A, 5%, tender 4/1/32 (b)	2,500,000	2,647,100
California Cmnty. College Fin. Auth. Series 2016 C, 5% 6/1/25 (Escrowed to Maturity)	845,000	858,706
California Cmnty. College Finga:
(NCCD - Napa Valley Properties LLC - Napa Valley College Proj.) Series 2022 A, 5.75% 7/1/60 (g)	900,000	902,833
(NCCD - Orange Coast Properties LLC - Orange Coast College Proj.) Series 2018, 5.25% 5/1/48	1,000,000	1,015,117
California Cmnty. Hsg. Agcy. Essential Hsg. Rev.:
Series 2019 A, 5% 8/1/49 (g)	2,575,000	2,430,569
Series 2020 A, 5% 2/1/50 (g)	150,000	104,571
Series 2021 A:
4% 2/1/56 (g)	1,940,000	1,535,671
4% 2/1/56 (g)	3,550,000	2,354,172
Series 2021 A1, 4% 2/1/56 (g)	750,000	620,015
Series 2021 A2, 4% 8/1/50 (g)	2,625,000	2,033,729
California County Tobacco Securitization Agcy. Tobacco Settlement Asset-Backed Series 2020 A:
4% 6/1/38	25,000	25,212
4% 6/1/39	35,000	35,138
California Edl. Facilities Auth. Rev.:
Series 2016 U7, 5% 6/1/46	895,000	1,041,399
Series 2017 A, 5% 4/1/47	1,850,000	1,869,039
Series 2018 A, 5% 10/1/42	85,000	87,515
California Gen. Oblig.:
Series 2004, 5.25% 12/1/33	20,000	20,020
Series 2016, 5% 9/1/29	270,000	278,664
Series 2017, 4% 8/1/36	5,000,000	4,936,282
Series 2018:
5% 10/1/24	5,000,000	5,016,857
5% 10/1/47	265,000	270,048
Series 2019:
3% 10/1/36	3,110,000	2,837,124
4% 10/1/37	1,000,000	1,018,035
4% 10/1/39	575,000	582,779
Series 2020:
4% 3/1/36	3,000,000	3,089,574
4% 11/1/37	1,375,000	1,410,882
Series 2021:
5% 9/1/32	340,000	380,006
5% 9/1/41	3,000,000	3,265,323
Series 2022 B, 5% 11/1/32	3,500,000	3,970,838
Series 2022:
5% 4/1/35	155,000	174,247
5% 9/1/42	2,000,000	2,190,898
5% 11/1/42	3,155,000	3,461,428
5% 4/1/47	9,580,000	10,346,927
5.5% 12/1/52	1,640,000	1,763,463
Series 2023:
4% 10/1/50	2,250,000	2,199,069
5% 10/1/45	2,250,000	2,462,699
5.25% 10/1/50	2,850,000	3,152,422
California Health Facilities Fing. Auth. Rev.:
Series 2015:
5% 11/15/28	250,000	254,897
5% 11/15/32	55,000	56,028
5% 11/15/33	480,000	488,842
Series 2016 A:
5% 11/15/41 (Pre-Refunded to 11/15/25 @ 100)	1,000,000	1,024,462
5% 11/15/46 (Pre-Refunded to 11/15/25 @ 100)	540,000	553,209
Series 2017 A, 5% 11/15/56	360,000	368,449
Series 2017 A2, 5% 11/1/47	1,320,000	1,487,976
Series 2018 A, 5% 11/15/35	440,000	462,179
Series 2019, 5% 11/15/49	1,805,000	1,823,720
Series 2020 A:
4% 4/1/45	250,000	239,816
4% 4/1/49	1,300,000	1,211,738
Series 2024 B, 5% 11/15/43	1,150,000	1,200,059
Series A, 5% 8/15/47	300,000	303,479
California Hsg. Fin. Agcy.:
Series 2019 A:
4% 3/20/33	1,033,481	1,015,358
4.25% 1/15/35	690,174	669,807
Series 2021 1:
0.798% 11/20/35 (b)	14,386,676	686,401
3.5% 11/20/35	1,077,896	1,005,490
Series 2021 3, 0.789% 8/20/36 (b)	5,139,901	257,532
Series 2023 A1, 4.375% 9/20/36	10,634,184	10,502,122
California Infrastructure & Econ. Dev. Series 2019, 5% 8/1/49	960,000	1,000,448
California Infrastructure & Econ. Dev. Bank Series 2022 B:
5% 11/1/47	325,000	339,148
5% 11/1/57	275,000	283,157
California Infrastructure and Econ. Dev. Bank Rev.:
Bonds (Los Angeles County Museum of Art Proj.) Series 2021 A, 1.2%, tender 6/1/28 (b)	2,335,000	2,035,321
Series 2023:
4% 10/1/41	1,165,000	1,198,754
4% 10/1/43	10,000,000	10,193,515
California Muni. Fin. Auth.:
(United Airlines, Inc. Los Angeles Int'l. Arpt. proj.) Series 2019, 4% 7/15/29 (e)	1,540,000	1,528,923
Series 2018 A, 5% 6/1/48	1,685,000	1,741,926
Series 2021 A, 4% 11/1/36 (g)	410,000	381,035
California Muni. Fin. Auth. Ctfs. of Prtn. Series 2022 A, 5.25% 11/1/52 (Assured Guaranty Muni. Corp. Insured)	1,610,000	1,686,475
California Muni. Fin. Auth. Mobile Home Park Sr. Rev.:
(Caritas Affordable Hsg., Inc. Proj.) Series 2014 A, 5.25% 8/15/39	205,000	205,295
(Caritas Affordable Hsg., Inc. Projs.) Series 2014 A, 5.25% 8/15/49	570,000	570,347
California Muni. Fin. Auth. Rev.:
(LINXS APM Proj.) Series 2018 A:
5% 12/31/36 (e)	1,260,000	1,270,679
5% 12/31/43 (e)	10,415,000	10,435,086
5% 12/31/47 (e)	2,335,000	2,322,221
Series 2015, 5.5% 11/1/45 (g)	250,000	251,790
Series 2016 A, 5% 11/1/46 (g)	250,000	243,274
Series 2017 A:
5% 2/1/42	370,000	371,893
5% 7/1/42	65,000	65,376
5.25% 11/1/36	355,000	355,395
5.25% 11/1/41	330,000	318,576
5.25% 11/1/47	760,000	728,551
Series 2018 A, 4% 12/31/47 (e)	3,900,000	3,417,463
Series 2019, 5% 8/1/39 (g)	455,000	406,404
Series 2021 A:
4% 2/1/41	500,000	485,484
4% 2/1/51	640,000	555,167
Series 2022, 5.25% 6/1/53	2,075,000	2,173,365
California Muni. Fin. Auth. School Fa Series 2024 A:
5.75% 5/1/54 (g)	435,000	440,799
5.875% 5/1/59 (g)	390,000	396,849
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., INC. Proj.) Series 2024 A, 3.875%, tender 3/1/34 (b)(e)	4,860,000	4,848,596
(Waste Mgmt., Inc. Proj.):
Series 2017 A, 4.25%, tender 12/2/24 (b)(e)	1,750,000	1,749,484
Series 2019 A, 2.4%, tender 10/1/29 (b)(e)	910,000	861,283
Series 2020, 4.1%, tender 6/3/24 (b)(e)	2,560,000	2,560,000
California Muni. Fin. Auth. Spl. Ta Series 2024:
5% 9/1/44	910,000	919,421
5% 9/1/49	785,000	781,321
5% 9/1/54	750,000	745,605
California Muni. Fin. Auth. Student Hsg.:
(CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018:
5% 5/15/34	170,000	176,675
5% 5/15/35	120,000	124,750
5% 5/15/36	215,000	223,019
5% 5/15/38	170,000	175,178
5% 5/15/39	75,000	77,071
5% 5/15/43	225,000	228,983
(CHF-Riverside II, LLC-UCR North District Phase I Student Hsg. Proj.) Series 2019:
5% 5/15/49	420,000	424,592
5% 5/15/52	350,000	352,654
Series 2018:
5% 5/15/36	1,000,000	1,047,982
5% 5/15/39	1,600,000	1,661,697
5% 5/15/48	750,000	765,901
5% 5/15/51	725,000	738,346
Series 2021, 3% 5/15/51 (Build America Mutual Assurance Insured)	250,000	186,428
California Poll. Cont. Fing. Auth. Series 2019:
5% 7/1/29 (g)	480,000	503,108
5% 7/1/39 (g)	1,760,000	1,822,474
5% 11/21/45 (g)	1,930,000	1,966,255
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2017 A1, 4.05%, tender 7/15/24 (b)(e)(g)	900,000	899,949
California Pub. Fin. Auth.:
(Enso Village Proj.) Series 2021 B1, 3.125% 5/15/29 (g)	660,000	640,931
(Enso Villiage Proj.) Series 2021 B2, 2.375% 11/15/28 (g)	1,020,000	992,789
Series 2021 A:
5% 11/15/36 (g)	190,000	186,373
5% 11/15/46 (g)	105,000	95,260
5% 11/15/56 (g)	550,000	475,267
California Pub. Fin. Auth. Rev.:
Series 2017:
5% 10/15/37	105,000	106,059
5% 10/15/47	105,000	103,880
Series 2019 A, 6.25% 7/1/54 (g)	250,000	261,965
Series 2019 B, 7.5% 7/1/36 (g)	250,000	249,651
Series 2021 A, 4% 10/15/26	85,000	83,986
Series 2022 A, 4% 7/15/51	2,000,000	1,936,326
California Pub. Works Board Lease Rev.:
(Various Cap. Projs.) Series 2022 C:
5% 8/1/30	35,000	38,390
5% 8/1/31	450,000	500,160
5% 8/1/32	130,000	144,437
5% 8/1/34	840,000	930,232
Series 2014 B, 5% 10/1/34	1,505,000	1,511,691
California School Fin. Auth. (New Designs Charter School Proj.) Series 2024 A, 5% 6/1/54 (d)(g)	650,000	647,471
California School Fin. Auth. Charter School Rev.:
(Partnerships to Uplift Cmntys. Proj.) Series 2023, 5.5% 8/1/43 (g)	550,000	566,463
Series 2016, 5% 8/1/41 (Pre-Refunded to 8/1/25 @ 100) (g)	50,000	50,863
Series 2021 A:
4% 6/1/51 (g)	250,000	203,767
4% 8/1/51 (g)	150,000	125,147
4% 6/1/61 (g)	250,000	172,024
4% 8/1/61 (g)	240,000	191,480
Series 2022 A:
5% 7/1/42 (g)	500,000	505,424
5% 7/1/52 (g)	2,045,000	1,911,669
Series 2022 B, 5% 7/1/42 (g)	2,125,000	2,073,990
California School Fin. Auth. School Facility Rev.:
(Alliance for College-Ready Pub. Schools Proj.) Series 2015 A, 4% 7/1/24 (g)	115,000	114,888
(KIPP SoCal Projs.) Series 2020 A, 4% 7/1/50 (g)	735,000	636,229
Series 2015 A, 5% 7/1/45 (g)	285,000	285,075
Series 2019, 5% 7/1/49 (g)	1,225,000	1,220,499
California State Univ. Rev.:
Series 2016 A, 4% 11/1/45	360,000	356,065
Series 2017 A, 5% 11/1/42	500,000	518,390
Series 2020 C:
3% 11/1/40	1,350,000	1,134,886
4% 11/1/45	750,000	738,639
California Statewide Cmntys. Dev. Auth.:
(NCCD-Hooper Street LLC-California College of the Arts Proj.) Series 2019:
5% 7/1/29 (g)	130,000	132,593
5.25% 7/1/39 (g)	100,000	101,418
5.25% 7/1/49 (g)	380,000	380,654
5.25% 7/1/52 (g)	165,000	165,065
Series 2016:
5% 5/15/25	55,000	55,353
5% 5/15/26	55,000	55,765
5% 5/15/27	55,000	55,917
5% 5/15/28	55,000	55,944
5% 5/15/32	70,000	71,046
5% 5/15/33	85,000	86,220
5% 5/15/40	1,205,000	1,214,097
Series 2017:
5% 5/15/37	1,000,000	1,017,612
5% 5/15/47	1,180,000	1,183,210
California Statewide Cmntys. Dev. Auth. Hosp. Rev. Series 2018, 5% 1/1/48	350,000	360,740
California Statewide Cmntys. Dev. Auth. Multi-family Hsg. Rev. Bonds Series 2020 R, 3.95%, tender 4/1/60 (g)(i)	2,500,000	2,054,460
California Statewide Cmntys. Dev. Auth. Poll. Cont. Rev. Series 2010 A, 1.75% 9/1/29	300,000	258,076
California Statewide Cmntys. Dev. Auth. Rev.:
(899 Charleston Proj.) Series 2014 A, 5.375% 11/1/49 (g)	490,000	431,217
(Viamonte Sr. Living 1 Proj.) Series 2018 A, 3.5% 7/1/34	165,000	156,310
Series 2014 A:
5.25% 12/1/44	560,000	561,323
5.5% 12/1/54	2,920,000	2,927,472
Series 2014 B, 5% 7/1/28 (Pre-Refunded to 7/1/24 @ 100)	860,000	860,733
Series 2014, 6.375% 11/1/43 (g)	350,000	350,430
Series 2015 A, 5% 10/1/45	615,000	610,908
Series 2015, 5% 2/1/45 (f)(j)	583,702	256,829
Series 2016 A:
5% 12/1/27 (g)	420,000	424,013
5% 12/1/46 (g)	1,715,000	1,716,474
5.25% 12/1/56 (g)	6,305,000	6,331,047
Series 2017 A:
3.5% 11/1/27 (g)	735,000	713,086
5% 11/1/32 (g)	100,000	102,292
5% 11/1/41 (g)	200,000	200,020
Series 2018 A:
5% 3/1/34	210,000	217,123
5% 3/1/35	315,000	325,882
5.25% 12/1/48 (g)	250,000	253,347
5.5% 12/1/58 (g)	4,875,000	4,960,691
Series 2019 B:
4% 9/2/29	450,000	452,702
5% 9/2/34	150,000	158,419
5% 9/2/39	140,000	145,873
5% 9/2/44	1,000,000	1,036,963
5% 9/2/49	70,000	71,977
Series 2021 A:
4% 9/2/28	35,000	34,235
4% 9/2/29	40,000	38,984
4% 9/2/30	45,000	43,728
4% 9/2/31	35,000	33,852
4% 9/2/41	230,000	207,647
4% 9/2/51	140,000	116,468
Series 2021 B:
4% 9/2/41	640,000	576,409
4% 9/2/51	755,000	633,921
Series 2021 C1:
4% 9/2/31	85,000	80,348
4% 9/2/41	450,000	386,810
4% 9/2/51	105,000	83,077
Series 2022 A:
5.25% 8/15/52 (Assured Guaranty Muni. Corp. Insured)	725,000	768,883
5.375% 8/15/57 (Assured Guaranty Muni. Corp. Insured)	690,000	735,953
Series 2022 A1, 5% 9/2/52	1,525,000	1,451,248
Series 2022 B, 5% 9/2/52	500,000	475,120
Series 2023 D, 5.25% 9/2/43	1,300,000	1,298,524
California Statewide Fing. Auth. Series 2002 A, 6% 5/1/43	210,000	214,465
Carlsbad Unified School District:
Series 2018 A, 3% 8/1/42	725,000	588,621
Series 2021 B, 3% 8/1/46	250,000	193,844
Chabot-Las Positas Cmnty. College District Series 2023 C, 5.25% 8/1/48	500,000	556,014
Chino Valley Unified School District Series 2020 B, 3.375% 8/1/50 (Assured Guaranty Muni. Corp. Insured)	10,690,000	8,978,319
CMFA Spl. Fin. Agcy. Essential Hsg. Rev.:
Series 2020 A1, 4% 8/1/56 (g)	655,000	562,851
Series 2021 A1, 3% 12/1/56 (g)	450,000	312,825
Series 2021, 4% 8/1/45 (g)	840,000	691,772
CMFA Spl. Fin. Agcy. VII Essential Hsg. Rev. Series 2021 A2, 4% 8/1/47 (g)	2,005,000	1,622,714
CMFA Spl. Fin. Agcy. XII:
Series 2022 A1, 3.25% 2/1/57 (g)	240,000	174,256
Series 2022 A2, 4.375% 8/1/49 (g)	455,000	370,412
College of the Sequoias Cmnty. College District Series 2021 E, 3% 8/1/51	455,000	345,689
Corona-Norco Unified School District Series 2014, 3% 8/1/44	750,000	595,901
CSCDA Cmnty. Impt. Auth. Essential Hsg. Rev.:
Series 2020 A, 5% 7/1/51 (g)	605,000	575,243
Series 2021 A, 4% 8/1/56 (g)	500,000	421,102
Series 2021 A1:
2.65% 12/1/46 (g)	1,945,000	1,515,487
3% 7/1/45 (g)	2,000,000	1,517,099
Series 2021 A2:
3% 12/1/56 (g)	200,000	139,033
3.125% 7/1/56 (g)	1,715,000	1,140,631
3.125% 8/1/56 (g)	600,000	438,884
3.25% 5/1/57 (g)	250,000	173,249
4% 7/1/56 (g)	2,319,888	1,693,652
4% 9/1/56 (g)	1,150,000	858,876
4% 10/1/56 (g)	5,630,000	4,318,299
4% 6/1/58 (g)	250,000	189,191
Series 2021 B, 4% 3/1/57 (g)	1,915,000	1,390,038
Ctr. Joint Unified School Ditrict Series 2021 B, 3% 8/1/51	1,740,000	1,305,326
Desert Cmnty. College District Series 2024, 4% 8/1/51	5,000,000	4,776,890
Eastern Muni. Wtr. District Fing. Auth. Series 2017 D, 5% 7/1/47	3,845,000	3,984,436
El Camino Cmnty. College District Series 2012 C, 0% 8/1/38	1,700,000	968,501
Escondido Gen. Oblig. Series 2015, 5% 9/1/36	1,000,000	1,016,252
Escondido Union High School District:
Series 2008 A, 0% 8/1/33 (Assured Guaranty Corp. Insured)	590,000	421,152
Series 2009 A, 0% 8/1/31 (Assured Guaranty Corp. Insured)	855,000	661,429
Facilities Fing. Auth. Sp (Irvine Great Park Infrastructure) Series 2023 A, 5.25% 9/1/53	4,000,000	4,410,350
Folsom Cordova Unified School District Series 2016 B, 4.25% 10/1/41 (Assured Guaranty Muni. Corp. Insured)	3,000,000	3,009,065
Folsom Cordova Union School District No. 4 Series A, 0% 10/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	225,000	172,181
Foothill-De Anza Cmnty. College District Series 2003 B, 0% 8/1/34 (FGIC Insured) (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,570,000	3,231,429
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev.:
Series 2013 B2, 3.5% 1/15/53 (b)	450,000	385,472
Series 2021 A:
4% 1/15/46	3,531,000	3,337,440
4% 1/15/46	1,414,000	1,365,224
Series 2021 C, 4% 1/15/43	250,000	248,987
Freddie Mac Series 2022-ML13 Class XCA, 0.9614% 7/25/36 (b)(k)	9,682,380	438,367
Fresno Arpt. Rev. Series 2023 A, 5% 7/1/34 (Build America Mutual Assurance Insured) (e)	1,000,000	1,091,740
Fresno Unified School District Series B, 3% 8/1/43	1,470,000	1,139,502
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2015 A:
5% 6/1/34 (Pre-Refunded to 6/1/25 @ 100)	2,115,000	2,150,552
5% 6/1/35 (Pre-Refunded to 6/1/25 @ 100)	875,000	889,708
Series 2021 B1, 3.85% 6/1/50	4,950,000	4,599,578
Series 2021 B2, 0% 6/1/66	80,505,000	8,768,283
Series 2022 A1, 5% 6/1/51	1,425,000	1,464,969
Series A, 0% 6/1/24 (Escrowed to Maturity)	1,125,000	1,124,870
Hastings Campus Hsg. Fin. Auth.:
Series 2020 A:
5% 7/1/45 (g)	1,800,000	1,677,803
5% 7/1/61 (g)	3,730,000	3,392,507
Series 2020 B, 0% 7/1/61 (g)(h)	2,605,000	1,158,279
Indio Pub. Fing. Auth. Lease Rev. Series 2022 A, 4.5% 11/1/52	1,115,000	1,128,162
Inland Empire Tobacco Securitization Auth. Series 2007:
0% 6/1/57	9,000,000	720,777
0% 6/1/57 (g)	17,305,000	1,272,089
0% 6/1/57 (g)	11,325,000	681,933
Irvine Reassessment District 12-1 Ltd. Oblig.:
Series 2012, 4% 9/2/27	45,000	45,042
Series 2012, 4% 9/2/28	60,000	60,063
Irvine Unified School District Cmnty. Facilities District Series 2017 D, 5% 3/1/57	770,000	776,419
Kern Cmnty. College District Gen. Oblig. Series 2006:
0% 11/1/28 (Assured Guaranty Muni. Corp. Insured)	600,000	511,730
0% 11/1/30 (Assured Guaranty Muni. Corp. Insured)	605,000	479,828
Ladera Ranch Cmnty. Facilities District 2004-1 Series 2022 A, 5% 8/15/47	2,500,000	2,504,477
Live Oak School District Ctfs. of Prtn. (2016 Rfdg. and School Fing. Projs.) Series 2016, 5% 8/1/39 (Assured Guaranty Muni. Corp. Insured)	750,000	771,083
Lodi Unified School District Series 2021, 3% 8/1/46	2,700,000	2,111,743
Long Beach Arpt. Rev.:
Series 2022 A:
5% 6/1/33 (Assured Guaranty Muni. Corp. Insured)	30,000	34,163
5% 6/1/34 (Assured Guaranty Muni. Corp. Insured)	25,000	28,463
5% 6/1/35 (Assured Guaranty Muni. Corp. Insured)	20,000	22,707
5% 6/1/36 (Assured Guaranty Muni. Corp. Insured)	50,000	56,626
5% 6/1/37 (Assured Guaranty Muni. Corp. Insured)	45,000	50,611
5% 6/1/39 (Assured Guaranty Muni. Corp. Insured)	30,000	33,247
Series 2022 B:
5% 6/1/33 (Assured Guaranty Muni. Corp. Insured)	30,000	34,163
5% 6/1/34 (Assured Guaranty Muni. Corp. Insured)	25,000	28,463
5% 6/1/35 (Assured Guaranty Muni. Corp. Insured)	20,000	22,707
5% 6/1/36 (Assured Guaranty Muni. Corp. Insured)	20,000	22,650
5% 6/1/37 (Assured Guaranty Muni. Corp. Insured)	30,000	33,741
5% 6/1/38 (Assured Guaranty Muni. Corp. Insured)	20,000	22,337
5% 6/1/39 (Assured Guaranty Muni. Corp. Insured)	35,000	38,788
Long Beach Bond Fin. Auth. Natural Gas Purchase Rev. Series 2007 A:
5% 11/15/29	600,000	616,341
5.5% 11/15/37	900,000	997,400
Long Beach Hbr. Rev. Series 2019 A, 5% 5/15/39	480,000	515,167
Long Beach Marina Rev. (Alamitos Bay Marina Proj.) Series 2015, 5% 5/15/40	540,000	540,583
Long Beach Unified School District:
Series 2009, 5.5% 8/1/29	20,000	20,024
Series 2015 D1, 0% 8/1/30	720,000	555,522
Los Angeles Cmnty. College District Series 2015 C, 5% 8/1/25	305,000	310,828
Los Angeles County Metropolitan Trans. Auth. Sales Tax Rev.:
Series 2019 A:
5% 7/1/38	1,445,000	1,531,425
5% 7/1/39	965,000	1,022,808
Series 2019 B, 5% 7/1/36	1,205,000	1,275,554
Los Angeles County Pub. Works Fing. Auth. Lease Rev.:
(Lacma Bldg. for the Permanent Collection Proj.) Series 2020 A:
4% 12/1/40	1,095,000	1,106,901
4% 12/1/43	670,000	674,240
(Multiple Cap. Projs.) Series 2015 A, 5% 12/1/33	825,000	828,985
Series 2015 A, 5% 12/1/39	1,715,000	1,722,031
Los Angeles Dept. Arpt. Rev.:
Series 2015 A, 4.75% 5/15/40 (e)	790,000	790,560
Series 2016 B, 5% 5/15/41 (e)	2,600,000	2,619,888
Series 2018 A:
5% 5/15/44 (e)	1,515,000	1,543,907
5.25% 5/15/38 (e)	375,000	390,292
Series 2018 C, 5% 5/15/44 (e)	1,565,000	1,585,367
Series 2018 E, 5% 5/15/43	1,050,000	1,113,346
Series 2018, 5% 5/15/43 (e)	3,150,000	3,237,957
Series 2019 D, 5% 5/15/38 (e)	725,000	750,680
Series 2020 C:
4% 5/15/50 (e)	1,780,000	1,633,163
5% 5/15/37 (e)	770,000	816,452
Series 2021 A:
5% 5/15/36 (e)	365,000	389,161
5% 5/15/37 (e)	270,000	286,652
5% 5/15/38 (e)	595,000	628,557
5% 5/15/39 (e)	885,000	931,092
Series 2021 D, 4% 5/15/40 (e)	1,000,000	974,606
Series 2022 A, 4% 5/15/41 (e)	2,000,000	1,920,327
Series 2022 G:
4% 5/15/47 (e)	2,000,000	1,863,291
5% 5/15/47 (e)	500,000	519,847
5.5% 5/15/36 (e)	400,000	447,799
5.5% 5/15/40 (e)	300,000	329,544
Series 2022 H, 5.5% 5/15/47 (e)	2,925,000	3,144,796
Series F:
4% 5/15/49 (e)	850,000	778,297
5% 5/15/34 (e)	385,000	404,505
5% 5/15/44 (e)	1,920,000	1,970,092
Los Angeles Dept. of Wtr. & Pwr. Rev.:
Series 2014 E, 5% 7/1/44	2,410,000	2,411,958
Series 2016 A:
5% 7/1/38	860,000	875,154
5% 7/1/46	480,000	487,865
Series 2017 A, 5% 7/1/42	1,805,000	1,862,217
Series 2017 B, 5% 7/1/39	2,655,000	2,747,179
Series 2017 C:
5% 7/1/37	1,165,000	1,216,488
5% 7/1/38	240,000	250,295
5% 7/1/42	3,135,000	3,252,605
Series 2021 B, 5% 7/1/51	5,225,000	5,568,095
Series 2021 C:
5% 7/1/40	255,000	279,671
5% 7/1/51	5,000,000	5,350,074
Series B, 5% 7/1/50	3,455,000	3,669,978
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev.:
Series 2020 A, 5% 7/1/40	70,000	75,992
Series 2021 B, 5% 7/1/46	1,520,000	1,631,927
Series 2022 D, 5% 7/1/52	1,200,000	1,294,333
Los Angeles Hbr. Dept. Rev.:
Series 2014 A, 5% 8/1/36 (e)	2,000,000	2,000,486
Series 2019 A, 5% 8/1/25 (e)	620,000	628,221
Los Angeles Unified School District:
Series 2018 B1, 5.25% 7/1/42	7,000,000	7,388,179
Series 2020 C:
4% 7/1/33	750,000	781,492
4% 7/1/38	1,170,000	1,192,872
Series 2024 A, 5% 7/1/27	1,500,000	1,577,713
Series C, 4% 7/1/44	1,000,000	978,903
Los Angeles Unified School District Ctfs. of Prtn. Series 2023 A:
5% 10/1/32	1,775,000	1,997,872
5% 10/1/33	4,000,000	4,556,977
5% 10/1/35	1,705,000	1,938,042
Los Angeles Wastewtr. Sys. Rev.:
Series 2013 A, 5% 6/1/43	400,000	400,514
Series 2018 A, 5% 6/1/48	2,025,000	2,103,587
Middle Fork Proj. Fin. Auth. Series 2020:
5% 4/1/25	185,000	185,811
5% 4/1/26	130,000	131,446
Modesto Elementary School District, Stanislaus County Series 2021 B:
3% 8/1/46	380,000	297,725
3% 8/1/50	235,000	177,966
Modesto Irrigation District Fing. Auth. Rev. Series 2007 F, CME Term SOFR 3 Month Index + 0.580% 4.334% 9/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (b)(c)	1,150,000	1,137,771
Monrovia Unified School District Series B, 0% 8/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	550,000	453,376
Montebello Pub. Fing. Auth. (Montebello Home2 Suites by Hilton Hotel Proj.) Series 2016 A:
5% 6/1/41	1,385,000	1,412,462
5% 6/1/46	425,000	432,486
Moreno Valley Unified School District Series 2021 C, 3% 8/1/46	250,000	196,213
Mount Diablo Unified School District Series 2022 B:
4% 8/1/29	105,000	109,620
4% 8/1/31	735,000	773,969
4% 8/1/33	85,000	89,504
MSR Energy Auth. Gas Rev.:
Series 2009 A:
6.125% 11/1/29	380,000	398,424
6.5% 11/1/39	1,750,000	2,163,437
7% 11/1/34	1,810,000	2,179,061
Series 2009 B:
6.5% 11/1/39	3,775,000	4,666,843
7% 11/1/34	6,980,000	8,403,230
Series 2009 C:
6.125% 11/1/29	1,155,000	1,210,998
6.5% 11/1/39	905,000	1,118,806
7% 11/1/34	1,205,000	1,450,701
Murrieta Valley Unified School District Series 2022, 5.25% 9/1/51	2,000,000	2,169,742
Napa Valley Cmnty. Cllge District Series 2018:
4% 8/1/29	815,000	823,606
4% 8/1/32	750,000	755,908
North Lake Tahoe Pub. Fin. Auth. Series 2022, 4.5% 12/1/52	755,000	759,147
Northern California Gas Auth. #1 Gas Proj. Rev. Series 2007 B, CME Term SOFR 3 Month Index + 0.720% 4.448% 7/1/27 (b)(c)	1,445,000	1,436,865
Novato Unified School District Series 2019 B, 3% 8/1/41	840,000	687,408
Oak Grove School District Series 2023, 5% 8/1/52	500,000	537,311
Ocean View School District Series 2021, 3% 8/1/47 (Assured Guaranty Muni. Corp. Insured)	750,000	566,271
Oceanside Unified School District Series 2009:
0% 8/1/24 (Escrowed to Maturity)	70,000	69,559
0% 8/1/27	35,000	31,394
0% 8/1/27 (Escrowed to Maturity)	40,000	35,879
0% 8/1/27 (Escrowed to Maturity)	15,000	13,455
0% 8/1/29	35,000	29,429
0% 8/1/29	655,000	540,751
0% 8/1/29 (Escrowed to Maturity)	55,000	46,246
0% 8/1/30	35,000	28,329
0% 8/1/30	840,000	667,981
0% 8/1/30 (Escrowed to Maturity)	45,000	36,645
Orange County San District Waste Series 2015 A, 5% 2/1/30	925,000	926,760
Palo Alto Unified School District Gen. Oblig. Series 2022, 3.25% 8/1/42	1,585,000	1,387,023
Peninsula Corridor Joint Powers Board Series 2022 A, 5% 6/1/47	750,000	805,923
Pomona Unified School District Series 2016 F, 3% 8/1/48	205,000	155,196
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	790,000	587,362
Series 2011, 0% 8/1/46	140,000	48,970
Series B:
0% 8/1/33	245,000	174,843
0% 8/1/37	1,395,000	835,135
0% 8/1/38	3,365,000	1,907,544
0% 8/1/39	3,300,000	1,774,587
0% 8/1/41	750,000	359,643
Poway Unified School District Pub. Fing. Series 2015 A:
5% 9/1/24	120,000	120,150
5% 9/1/26	155,000	156,558
5% 9/1/27	60,000	60,645
5% 9/1/29	320,000	323,562
5% 9/1/30	75,000	75,857
5% 9/1/31	145,000	146,637
Rancho Cucamonga Redev. Agcy. Series 2014:
5% 9/1/30 (Assured Guaranty Muni. Corp. Insured)	295,000	295,753
5% 9/1/31 (Assured Guaranty Muni. Corp. Insured)	825,000	827,089
5% 9/1/32 (Assured Guaranty Muni. Corp. Insured)	775,000	776,906
Richmond Joint Powers Fing. Auth. Rev. Series 2019 A, 5% 11/1/36 (Assured Guaranty Muni. Corp. Insured)	580,000	622,434
Richmond Wastewtr. Rev. Series 2017 A, 5.25% 8/1/47	1,400,000	1,456,291
River Islands Pub. Fing. Auth.:
Series 2022 A-1, 5.25% 9/1/52 (Assured Guaranty Muni. Corp. Insured)	3,840,000	4,121,725
Series 2022, 5.25% 9/1/52 (Assured Guaranty Muni. Corp. Insured)	425,000	456,181
Series 2023, 5.5% 9/1/48	1,250,000	1,242,348
Riverside County Trans. Commission Sales Tax Rev.:
Series 2016 A, 2% 6/1/29	430,000	383,393
Series 2017 B:
4% 6/1/36	1,500,000	1,530,822
5% 6/1/38	1,710,000	1,794,777
5% 6/1/39	2,395,000	2,509,206
Riverside County Trans. Commission Toll Rev. Series 2021 B1:
4% 6/1/37	560,000	563,661
4% 6/1/38	2,150,000	2,152,912
4% 6/1/46	1,960,000	1,856,807
Roseville Natural Gas Fing. Auth. Series 2007, 5% 2/15/27	965,000	981,853
Sacramento Area Flood Cont. Agcy. Series 2016 A, 5% 10/1/36	500,000	515,891
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	695,000	631,379
Sacramento City Unified School District Series 2022 A:
5.5% 8/1/47	1,500,000	1,626,620
5.5% 8/1/52	3,000,000	3,238,533
Sacramento County Arpt. Sys. Rev.:
Series 2016 A, 5% 7/1/41	2,135,000	2,179,056
Series 2016 B, 5% 7/1/41	1,280,000	1,301,299
Series 2018 C, 5% 7/1/37 (e)	590,000	606,931
Sacramento Spl. Tax Greenbriar Cmnty. Facilities District No. 2018-03 Area No. 1:
Series 2021:
4% 9/1/41	295,000	268,267
4% 9/1/46	805,000	697,431
Series 2022:
5.25% 9/1/42 (g)	1,065,000	1,082,458
5.25% 9/1/47 (g)	1,060,000	1,068,232
Sacramento Wtr. Rev. Series 2017, 5.25% 9/1/47	525,000	545,433
San Bernardino Unified School District (2019 Fing. Proj.) Series 2019, 5% 10/1/38 (Assured Guaranty Muni. Corp. Insured)	420,000	443,250
San Diego Cmnty. College District Series 2011, 0% 8/1/35	170,000	112,636
San Diego County Reg'l. Arpt. Auth. Arpt. Rev.:
Series 2021 A, 5% 7/1/56	5,000,000	5,244,104
Series 2021 B:
4% 7/1/41 (e)	355,000	338,718
4% 7/1/46 (e)	405,000	374,720
4% 7/1/56 (e)	805,000	720,046
5% 7/1/46 (e)	505,000	520,465
5% 7/1/51 (e)	505,000	516,080
Series 2023 B:
5% 7/1/48 (e)	1,250,000	1,296,763
5% 7/1/53 (e)	1,400,000	1,441,282
San Diego County Reg'l. Trans. Commission Sales Tax Rev. Series 2016 A, 5% 4/1/48	2,820,000	2,878,320
San Diego County Wtr. Auth. Rev. Series 2022 A:
5% 5/1/47	1,780,000	1,947,151
5% 5/1/52	3,030,000	3,285,801
San Diego Pub. Facilities Fing. Auth. Wtr. Rev. Series 2023 A, 5.25% 8/1/48	750,000	841,425
San Diego Unified School District:
Series 2008 C:
0% 7/1/34	515,000	357,785
0% 7/1/37	285,000	173,467
Series 2008 E, 0% 7/1/47 (h)	1,200,000	905,062
Series 2012 R2, 0% 7/1/41 (h)	1,350,000	1,271,396
Series 2017 I, 5% 7/1/41	250,000	259,326
Series 2020 D2, 3% 7/1/37	590,000	513,175
Series 2020 M2, 3% 7/1/50	1,000,000	764,902
Series 2023 ZR 4B, 5% 7/1/40	810,000	912,675
San Francisco Bay Area Rapid Transit Fing. Auth. Series 2020, 3% 8/1/50	1,250,000	953,992
San Francisco Calif City & Cnt Series 2023 B, 5.75% 9/1/53 (g)	510,000	514,281
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Second Series 2019 A, 5% 5/1/44 (e)	2,950,000	3,015,919
Series 2017 A, 5% 5/1/47 (e)	1,500,000	1,512,874
Series 2018 D, 5% 5/1/48 (e)	1,085,000	1,094,027
Series 2019 A:
5% 1/1/35 (e)	860,000	898,314
5% 1/1/37 (e)	280,000	290,913
5% 1/1/47 (e)	360,000	367,215
5% 5/1/49 (e)	9,525,000	9,690,377
Series 2019 B, 5% 5/1/49	850,000	887,143
Series 2019 E:
5% 5/1/38 (e)	915,000	948,515
5% 5/1/39 (e)	1,045,000	1,082,187
5% 5/1/40 (e)	485,000	500,514
5% 5/1/45 (e)	2,000,000	2,042,204
5% 5/1/50 (e)	11,230,000	11,417,882
Series 2020 A, 5% 5/1/38 (e)	1,845,000	1,931,643
Series 2021 A:
5% 5/1/34 (e)	1,650,000	1,763,606
5% 5/1/35 (e)	2,410,000	2,575,623
Series 2022 A:
5% 5/1/26 (e)	2,215,000	2,262,544
5% 5/1/27 (e)	2,245,000	2,310,905
5% 5/1/28 (e)	2,990,000	3,106,707
5% 5/1/29 (e)	2,005,000	2,106,879
Series 2022 B, 5% 5/1/52	7,420,000	7,918,545
Series 2023 C:
5% 5/1/33 (e)	5,000,000	5,425,268
5.5% 5/1/42 (e)	2,110,000	2,313,541
5.5% 5/1/43 (e)	1,570,000	1,714,730
5.75% 5/1/48 (e)	5,050,000	5,562,308
Series 2024 A:
5% 5/1/31 (d)(e)	1,125,000	1,202,097
5% 5/1/39 (d)(e)	1,500,000	1,606,455
5.25% 5/1/42 (d)(e)	5,500,000	5,963,451
5.25% 5/1/43 (d)(e)	2,295,000	2,477,750
5.25% 5/1/44 (d)(e)	1,615,000	1,739,412
5.25% 5/1/49 (d)(e)	1,920,000	2,048,249
San Francisco City & County Redev. Agcy. Successor (Mission Bay South Redev. Proj.) Series 2014 A, 5% 8/1/43	70,000	70,047
San Francisco Cmnty. College District Gen. Oblig. Series 2024 B:
5% 6/15/25 (d)	3,150,000	3,197,061
5% 6/15/26 (d)	1,220,000	1,259,394
San Jose Int. Arpt. Rev. Series 2017 A, 5% 3/1/41 (e)	1,400,000	1,417,639
San Leandro Unified School District Series 2020 B, 5.25% 8/1/48	1,600,000	1,750,454
San Marcos Redev. Agcy. Successor Series 2015 A:
5% 10/1/30	460,000	467,976
5% 10/1/33	330,000	335,197
San Marcos Unified School District Series 2010 B, 0% 8/1/47	2,795,000	989,114
San Mateo County Cmnty. College District:
Series 2006 A, 0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,085,000	1,001,920
Series 2014, 5% 9/1/29 (Pre-Refunded to 9/1/24 @ 100)	1,510,000	1,514,644
Series A, 0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	660,000	609,463
San Mateo County Joint Powers Fing. Auth. (Cap. Projs.) Series 2018 A, 5% 7/15/43	1,270,000	1,334,455
San Mateo Unified School District Series 2011 A, 0% 9/1/41 (h)	1,750,000	1,770,494
Sanger Unified School District Series 2022, 5% 6/1/52 (Assured Guaranty Muni. Corp. Insured)	65,000	61,209
Santa Ana Unified School District Series 2009 B, 0% 8/1/47 (Assured Guaranty Corp. Insured)	600,000	187,197
Santa Clara Unified School District Series 2019, 3.25% 7/1/44	1,915,000	1,639,739
Santa Cruz City High School District Series 2021 C, 2% 8/1/36	720,000	545,065
Santa Monica-Malibu Unified School District Series 2018 B, 3% 8/1/44	750,000	597,890
Santa Rosa Wastewtr. Rev. Series 2002 B, 0% 9/1/25 (AMBAC Insured)	95,000	90,785
South Whittier School District Gen. Oblig. Series 2019 B:
4% 8/1/46 (Assured Guaranty Muni. Corp. Insured)	330,000	322,391
4% 8/1/48 (Assured Guaranty Muni. Corp. Insured)	545,000	529,904
Southern California Pub. Pwr. Auth. Bonds Series 2024 A, 5%, tender 9/1/30 (b)	2,870,000	3,019,761
Southern California Wtr. Replenishment Fing. Auth. Series 2018 A, 5% 8/1/48	3,615,000	3,775,391
Southwestern Cmnty. College District Gen. Oblig. Series 2021 D, 3% 8/1/41	1,740,000	1,447,907
Stockton Unified School District Gen. Oblig. Series 2011, 0% 8/1/42 (Assured Guaranty Muni. Corp. Insured)	300,000	134,268
Successor Agcy. to the Inland Valley Dev. Agcy. Tax Allocation Series 2014 A, 5.25% 9/1/37	1,215,000	1,216,931
Sunnyvale School District Series 2019 C, 3% 9/1/44	1,250,000	993,907
Sutter Calif Union High School District Series 2010 B, 0% 6/1/50 (Pre-Refunded to 8/1/25 @ 100)	250,000	39,468
Temecula Valley Unified School District Gen. Oblig. Series 2021 D, 3% 8/1/47	1,250,000	984,627
Tobacco Securitization Auth. Southern California Tobacco Settlement:
Series 2006 2C, 0% 6/1/46	2,065,000	395,169
Series 2019 A1:
5% 6/1/27	55,000	57,119
5% 6/1/28	85,000	89,484
5% 6/1/29	55,000	58,635
5% 6/1/48	770,000	785,544
Series 2019 B2, 0% 6/1/54	500,000	96,618
Twin Rivers Unified School District Series 2008, 0% 8/1/32 (Assured Guaranty Muni. Corp. Insured)	750,000	547,009
Univ. of California Regents Med. Ctr. Pool Rev. Series 2022 P:
3.5% 5/15/54	1,950,000	1,656,573
5% 5/15/47	4,500,000	4,837,548
Univ. of California Revs.:
Series 2015 AO, 3.25% 5/15/29	950,000	927,892
Series 2016 AR, 5% 5/15/41	1,500,000	1,533,458
Series 2016 K, 5% 5/15/35	1,445,000	1,481,253
Series 2017 AV, 5% 5/15/36	90,000	93,777
Series 2018 AZ, 5% 5/15/48	1,500,000	1,563,715
Series 2018 O, 5.5% 5/15/58	4,425,000	4,676,402
Series 2023 BN, 5.5% 5/15/40	2,350,000	2,712,846
Val Verde Unified School District Series 2021 F, 3% 8/1/47 (Assured Guaranty Muni. Corp. Insured)	1,570,000	1,165,541
Vista Unified School District Series 2022 B, 5.25% 8/1/48	1,000,000	1,101,379
Washington Township Health Care District Gen. Oblig.:
Series 2013 A, 5.5% 8/1/38	545,000	545,817
Series 2023 B, 5.25% 8/1/48	1,000,000	1,091,709
Washington Township Health Care District Rev.:
Series 2017 A, 5% 7/1/35	50,000	50,662
Series 2017 B:
5% 7/1/29	30,000	30,376
5% 7/1/30	60,000	60,797
West Contra Costa Healthcare District Series 2021, 3% 7/1/42	300,000	241,942
West Contra Costa Unified School District Series 2009 C1, 0% 8/1/29	730,000	606,038
West Sacramento Fing. Auth. Spl. Tax Rev. Series 2006 A, 5% 9/1/34	280,000	305,827
Yosemite Cmnty. College District Series 2010 D, 0% 8/1/42 (h)	3,420,000	2,766,684
TOTAL CALIFORNIA		753,561,488
Colorado - 2.1%
Adams County Co. Scd # Oo1 Series 2017, 5.25% 12/1/40	1,000,000	1,029,129
Aerotropolis Reg'l. Trans. Auth. Spl. Rev. Series 2021, 4.375% 12/1/52	1,945,000	1,607,862
Arkansas River Pwr. Auth. Rev. Series 2018 A:
5% 10/1/38	635,000	644,582
5% 10/1/43	1,205,000	1,215,132
Berthoud-Heritage Metropolitan District No. 1 Ltd. Tax Supported Rev. Series 2019, 5.625% 12/1/48	1,215,000	1,170,996
Canyons Metropolitan District No. 5 Series 2017 A, 6.125% 12/1/47	500,000	493,178
Cherry Creek School District No. 5 Gen. Oblig.:
Series 2017 B, 2.3% 12/15/28	1,000,000	907,690
Series 2021, 5% 12/15/38	1,700,000	1,847,668
Colorado Ctfs. of Prtn.:
Series 2021 A, 4% 12/15/38	680,000	674,683
Series 2022:
6% 12/15/36	2,115,000	2,518,368
6% 12/15/39	1,000,000	1,179,731
6% 12/15/40	7,440,000	8,729,165
6% 12/15/41	8,500,000	9,936,200
Colorado Edl. & Cultural Facilities Auth.:
(American Academy Proj.) Series 2020:
5% 12/1/40	755,000	769,452
5% 12/1/50	3,870,000	3,876,359
5% 12/1/55	305,000	303,052
(Highline Academy Charter School Proj.) Series 2022, 5.25% 12/1/52	1,825,000	1,859,306
(Leman Academy of Ecellence - Douglas County, Colorado Campus Proj.) Series 2023 A:
4.25% 7/1/43	1,745,000	1,611,317
4.5% 7/1/58	1,470,000	1,299,949
(Pinnacle Charter School, Inc. Proj.) Series 2021:
4% 12/1/36	290,000	279,878
4% 12/1/41	355,000	323,646
(Prospect Ridge Academy Proj.) Series 2020 A:
5% 3/15/40	370,000	380,917
5% 3/15/50	765,000	771,822
5% 3/15/55	1,130,000	1,136,076
(Windsor Charter Academy Proj.) Series 2020:
4% 9/1/50	100,000	85,206
4% 9/1/55	185,000	153,845
Series 2022 A:
4% 6/1/52	300,000	256,024
4% 6/1/56	300,000	250,245
Series 2024 A:
5.75% 4/1/59 (g)	550,000	556,965
5.8% 4/1/54 (g)	600,000	613,025
Colorado Edl. & Cultural Facilities Auth. Rev.:
(DCS Montessori Charter School Proj.) Series 2012, 5% 7/15/37	115,000	115,110
(Liberty Common Proj.) Series 2014 A:
5% 1/15/39	155,000	154,993
5% 1/15/44	125,000	122,064
(Peak to Peak Charter School Proj.) Series 2014:
5% 8/15/30	100,000	100,156
5% 8/15/34	105,000	105,166
(Stargate Charter School Proj.) Series 2018 A, 4% 12/1/48	730,000	629,520
(The Classical Academy Proj.):
Series 2014, 5% 12/1/31	365,000	366,495
Series 2015 A, 5% 12/1/38	215,000	215,507
(Twin Peaks Charter Academy Proj.) Series 2014, 5% 11/15/31	395,000	396,494
(Univ. of Denver Proj.) Series 2017 A:
5% 3/1/43	890,000	909,859
5% 3/1/47	1,180,000	1,197,840
Series 2013, 5% 6/1/29	190,000	190,121
Series 2018:
5% 4/1/38	65,000	66,074
5% 4/1/48	75,000	75,127
5% 4/1/53	80,000	79,582
Colorado Health Facilities Auth. Rev.:
(Mental Health Ctr. of Denver Proj.) Series 2014, 5.75% 2/1/44	695,000	695,234
(Sunny Vista Living Ctr. Proj.) Series 2015 A:
5.75% 12/1/35 (g)	215,000	159,349
6.125% 12/1/45 (g)	950,000	641,232
6.25% 12/1/50 (g)	790,000	524,648
Series 2013, 8% 8/1/43	1,340,000	1,171,292
Colorado Health Facilities Auth. Rev. Bonds:
(Adventist Health Sys. / Sunbelt Obligated Group) Series 2016 A, 5% 11/15/41	3,610,000	3,643,212
(Bethesda Proj.) Series 2018 A1, 5% 9/15/48	1,195,000	1,082,718
(Boulder Cmnty. Health Proj.) Series 2020:
4% 10/1/35	160,000	157,979
4% 10/1/37	95,000	93,158
4% 10/1/38	70,000	67,914
4% 10/1/39	70,000	67,343
4% 10/1/40	60,000	57,000
(Frasier Proj.) Series 2023 A:
4% 5/15/31	50,000	48,347
4% 5/15/32	60,000	57,740
4% 5/15/33	60,000	57,467
4% 5/15/34	65,000	61,863
4% 5/15/35	65,000	61,405
4% 5/15/36	70,000	65,435
4% 5/15/41	115,000	100,401
4% 5/15/48	180,000	145,111
(Parkview Episcopal Med. Ctr., Co. Proj.) Series 2017:
5% 9/1/24	15,000	15,015
5% 9/1/25	15,000	15,123
5% 9/1/28	125,000	130,786
(Parkview Med. Ctr., Inc. Proj.) Series 2016:
4% 9/1/35	200,000	198,549
4% 9/1/36	160,000	158,055
Bonds:
Series 2018 B, 5%, tender 11/20/25 (b)	65,000	65,939
Series 2019 B, 5%, tender 8/1/26 (b)	50,000	50,845
Series 2018 A:
4% 11/15/48	8,690,000	8,158,727
5% 12/1/48	350,000	331,615
Series 2019 A:
4% 1/1/36	250,000	251,157
4% 1/1/37	1,975,000	1,975,598
4% 11/15/38	2,550,000	2,525,805
4% 11/1/39	225,000	214,904
4% 11/15/43	1,000,000	961,334
5% 11/1/25	1,305,000	1,326,473
5% 11/1/26	95,000	97,626
5% 11/1/39	2,005,000	2,107,631
5% 11/15/39	1,770,000	1,869,051
5% 11/1/44	2,950,000	3,046,868
Series 2019 A1, 4% 8/1/44	6,350,000	5,951,837
Series 2019 A2:
3.25% 8/1/49	400,000	304,751
3.25% 8/1/49	1,810,000	1,339,039
4% 8/1/49	8,475,000	7,770,909
5% 8/1/37	1,000,000	1,049,649
5% 8/1/38	2,790,000	2,912,560
5% 8/1/44	11,525,000	11,776,388
Series 2020 A, 4% 9/1/50	660,000	603,731
Series 2021 A:
3% 11/15/51	3,750,000	2,767,121
4% 11/15/50	1,690,000	1,560,515
Series 2022 A:
5.25% 11/1/52	2,680,000	2,831,024
5.5% 11/1/47	2,225,000	2,415,097
Series 2024 A, 5.25% 12/1/54	1,000,000	1,068,923
Colorado High Performance Trans. Enterprise C-470 Express Lanes Sr. Rev. Series 2017:
5% 12/31/47	3,670,000	3,676,064
5% 12/31/51	2,625,000	2,628,744
5% 12/31/56	3,260,000	3,263,729
Colorado Hsg. & Fin. Auth.:
Series 2019 F, 4.25% 11/1/49	295,000	293,260
Series 2019 H, 4.25% 11/1/49	690,000	685,899
Series 2021 B, 3% 5/1/51	2,490,000	2,391,852
Series 2023 D, 5.75% 5/1/53	4,670,000	4,878,718
Colorado Int'l. Ctr. Metropolitan District No. 14 Ltd. Tax Gen. Oblig. Series 2018, 5.875% 12/1/46	990,000	972,476
Colorado Reg'l. Trans. District (Denver Transit Partners Eagle P3 Proj.):
Series 2020 A, 3% 7/15/37	240,000	205,418
Series 2020, 4% 7/15/38	90,000	87,852
Colorado Reg'l. Trans. District Sales Tax Rev.:
(FasTracks Proj.) Series 2016 A, 5% 11/1/36	585,000	600,081
(Fastracks Proj.) Series 2016 A, 5% 11/1/46	1,475,000	1,493,689
(FasTracks Proj.) Series 2017 A, 5% 11/1/40	2,135,000	2,170,842
(Fastracks Proj.) Series 2021 B, 5% 11/1/28	2,710,000	2,904,532
Series 2013 A, 5% 11/1/31	1,560,000	1,745,477
Colorado Science & Technologyp:
Series 2024 A, 5% 12/1/54 (Assured Guaranty Muni. Corp. Insured)	920,000	963,754
Series 2024 B:
4.125% 12/15/39 (Assured Guaranty Muni. Corp. Insured)	75,000	73,424
4.5% 12/15/44 (Assured Guaranty Muni. Corp. Insured)	700,000	694,965
4.75% 12/15/54 (Assured Guaranty Muni. Corp. Insured)	1,315,000	1,320,522
Colorado Springs Utils. Rev.:
Series 2021 B, 4% 11/15/46	2,500,000	2,401,621
Series 2022 B, 5.25% 11/15/52	1,000,000	1,086,252
Colorado State Bldg. Excellent Schools Today Ctfs. of Prtn.:
Series 2017 J, 5.25% 3/15/42	1,500,000	1,531,103
Series 2018 N, 5% 3/15/37	130,000	135,926
Series 2021 S, 4% 3/15/46	3,295,000	3,123,192
Colorado Wtr. Resources and Pwr. Dev. Auth. Wtr. Resources Rev. (City of Sterling, Colorado Wasterwater Util. Enterprise Proj.) Series 2023 A, 5% 9/1/55 (AGM Group Holdings, Inc. Insured) (Assured Guaranty Municipal Corp. Insured)	205,000	217,174
Copper Ridge Metropolitan District Colo Tax Series 2019, 5% 12/1/39	500,000	463,678
Denver City & County Arpt. Rev.:
Bonds Series 2020 B2, 5%, tender 11/15/25 (b)(e)	840,000	849,528
Series 2017 A:
5% 11/15/26 (e)	420,000	431,953
5% 11/15/27 (e)	355,000	367,436
Series 2018 A:
5% 12/1/29 (e)	1,250,000	1,298,632
5% 12/1/30 (e)	945,000	1,001,649
5% 12/1/31 (e)	1,500,000	1,558,631
5% 12/1/34 (e)	1,370,000	1,493,062
5% 12/1/36 (e)	500,000	545,111
5% 12/1/36 (e)	2,605,000	2,698,010
5% 12/1/37 (e)	2,715,000	2,802,987
5% 12/1/43 (e)	1,625,000	1,654,676
5% 12/1/48 (e)	955,000	964,054
5.25% 12/1/48 (e)	4,130,000	4,218,860
Series 2022 A:
4.125% 11/15/47 (e)	740,000	688,906
4.125% 11/15/53 (e)	695,000	640,078
5% 11/15/47 (e)	1,130,000	1,172,572
5.5% 11/15/35 (e)	1,075,000	1,210,606
5.5% 11/15/40 (e)	2,650,000	2,912,600
Series 2022 D, 5.75% 11/15/38 (e)	500,000	569,344
Series 2023:
5% 11/15/32 (e)	1,000,000	1,075,374
5.25% 11/15/35 (e)	2,500,000	2,786,672
5.25% 11/15/36 (e)	750,000	832,602
5.5% 11/15/42 (e)	765,000	841,830
Denver City & County Board Wtr. Rev.:
Series 2016 A, 3% 9/15/42	1,000,000	806,236
Series 2020 A:
3% 9/15/47	1,200,000	901,247
5% 9/15/45	4,065,000	4,312,039
5% 9/15/46	6,240,000	6,599,246
Series 2020 B:
5% 9/15/28	1,850,000	1,978,593
5% 9/15/29	3,440,000	3,739,283
Denver City & County Ctfs. of Prtn. Series 2018 A, 5.375% 6/1/43	2,000,000	2,035,891
Denver City & County School District # 1 Series 2021, 4% 12/1/35	800,000	815,730
Denver City & County Spl. Facilities Arpt. Rev. (United Airlines, Inc. Proj.) Series 2017, 5% 10/1/32 (e)	4,825,000	4,824,766
Denver Convention Ctr. Hotel Auth. Series 2016, 5% 12/1/40	345,000	346,643
Denver Dedicated Tax Rev. Series 2018 A1, 5% 8/1/48	5,500,000	5,575,655
Denver Health & Hosp. Auth. Healthcare Rev.:
Series 2014 A, 5.25% 12/1/45	255,000	255,048
Series 2019 A, 4% 12/1/38	165,000	148,019
E-470 Pub. Hwy. Auth. Rev. Series 2020 A:
5% 9/1/36	1,695,000	1,829,736
5% 9/1/40	1,980,000	1,983,346
Fruita Healthcare Rev. (The Colorado Canyons Hosp. and Med. Ctr. Proj.) Series 2017 A, 5.5% 1/1/48 (g)	350,000	330,937
Hogback Metropolitan District Series 2021 A, 5% 12/1/51	500,000	425,280
Johnstown Plaza Metropolitan District Series 2022, 4.25% 12/1/46	649,000	549,505
Jones District Cmnty. Auth. Board Colo Series 2020 A, 0% 12/1/50 (h)	500,000	443,652
Lakes At Centerra Metropolitan District #2 Series 2024 A, 5% 12/1/49 (Assured Guaranty Muni. Corp. Insured)	1,500,000	1,558,129
Painted Prairie Metropolitan District # 2 Series 2018, 5.25% 12/1/48	500,000	475,132
Park Creek Metropolitan District:
Series 2015 A:
5% 12/1/45	2,740,000	2,703,012
5% 12/1/45	1,125,000	1,125,782
Series 2016 A:
5% 12/1/30	310,000	318,468
5% 12/1/31	350,000	359,142
5% 12/1/32	370,000	379,664
5% 12/1/33	375,000	384,705
5% 12/1/34	305,000	312,019
5% 12/1/35	345,000	352,036
Series 2019 A:
4% 12/1/37 (Assured Guaranty Muni. Corp. Insured)	250,000	249,137
4% 12/1/46 (Assured Guaranty Muni. Corp. Insured)	750,000	703,628
Peak Metropolitan District # 1 Series 2021 A, 5% 12/1/51 (g)	500,000	414,935
Pub. Auth. For Colorado Energy Rev. Series 2008:
6.25% 11/15/28	1,100,000	1,148,322
6.5% 11/15/38	5,125,000	6,132,318
Pueblo Urban Renewal Auth. Tax Increment Rev. (Evraz Proj.) Series 2021 A, 4.75% 12/1/45 (g)	820,000	547,269
Rampart Range Metropolitan District No. 5 Ltd. Tax Supported & Spl. Rev. Series 2021:
4% 12/1/36	500,000	450,099
4% 12/1/51	1,250,000	927,301
Riverwalk Metropolitan District No. 2 Rev. Series 2022 A, 5% 12/1/52	890,000	770,337
Sterling Ranch Cmnty. Auth. Brdc Series 2024, 5.625% 12/1/43	750,000	759,053
Univ. of Colorado Enterprise Sys. Rev. Bonds:
Series 2019 C, 2%, tender 10/15/24 (b)	430,000	426,833
Series 2021 C3A, 2%, tender 10/15/25 (b)	795,000	771,475
Series 2021 C3B, 2%, tender 10/15/26 (b)	675,000	639,649
Vauxmont Metropolitan District:
Series 2019:
5% 12/15/26 (Assured Guaranty Muni. Corp. Insured)	9,000	9,258
5% 12/15/32 (Assured Guaranty Muni. Corp. Insured)	127,000	131,467
Series 2020:
5% 12/1/32 (Assured Guaranty Muni. Corp. Insured)	105,000	112,056
5% 12/1/33 (Assured Guaranty Muni. Corp. Insured)	180,000	191,990
5% 12/1/35 (Assured Guaranty Muni. Corp. Insured)	45,000	47,912
5% 12/1/50 (Assured Guaranty Muni. Corp. Insured)	457,000	469,242
Villages at Castle Rock Metropolitan District Series 2021 A, 4.125% 12/1/51 (g)	700,000	612,677
Whispering Pines Metropolitan District # 1 Series 2023, 5% 12/1/52 (Assured Guaranty Muni. Corp. Insured)	255,000	260,660
TOTAL COLORADO		260,287,045
Connecticut - 0.7%
Bridgeport Gen. Oblig. Series 2019 A, 5% 2/1/25 (Build America Mutual Assurance Insured)	45,000	45,394
Connecticut Arpt. Auth. Customer Facility Charge Rev. (Ground Trans. Ctr. Proj.) Series 2019 A:
4% 7/1/49 (e)	410,000	360,274
5% 7/1/49 (e)	480,000	482,757
Connecticut Gen. Oblig.:
Series 2015 A, 5% 3/15/29	1,040,000	1,049,139
Series 2016 B, 5% 5/15/26	905,000	931,125
Series 2017 A, 5% 4/15/33	15,000	15,560
Series 2018 C, 5% 6/15/28	250,000	265,236
Series 2018 F:
5% 9/15/24	395,000	396,350
5% 9/15/25	395,000	403,182
5% 9/15/27	55,000	57,699
5% 9/15/28	1,200,000	1,278,052
Series 2019 A:
5% 4/15/26	40,000	41,116
5% 4/15/39	400,000	423,183
Series 2020 A, 4% 1/15/34	535,000	547,467
Series 2021 A:
3% 1/15/37	1,300,000	1,136,319
3% 1/15/39	645,000	544,041
3% 1/15/40	755,000	624,091
Series 2021 D, 5% 7/15/24	805,000	806,030
Series 2022 B, 3% 1/15/42	4,000,000	3,279,194
Series 2022 C:
5% 6/15/32	150,000	167,688
5% 6/15/36	125,000	139,310
5% 6/15/37	50,000	55,448
5% 6/15/38	75,000	82,649
5% 6/15/40	300,000	327,452
Series 2022 D:
5% 9/15/28	705,000	750,855
5% 9/15/32	75,000	84,078
Series 2024, 4% 1/15/44	2,500,000	2,473,339
Connecticut Health & Edl. Facilities Auth. Rev.:
(Church Home of Hartford, Inc. Proj.) Series 2016 A:
5% 9/1/46 (g)	190,000	163,482
5% 9/1/53 (g)	230,000	188,416
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1:
5% 7/1/26	60,000	61,415
5% 7/1/27	40,000	41,365
5% 7/1/28	80,000	82,606
5% 7/1/29	50,000	51,721
5% 7/1/34	60,000	61,858
5% 7/1/35	65,000	66,813
5% 7/1/36	20,000	20,535
5% 7/1/37	85,000	86,992
5% 7/1/42	425,000	426,779
Bonds Series 2020 B:
5%, tender 1/1/25 (b)	155,000	155,496
5%, tender 1/1/27 (b)	380,000	387,807
Series 2016 F:
5% 7/1/25	635,000	635,106
5% 7/1/31	555,000	557,584
5% 7/1/32	580,000	582,587
5% 7/1/33	365,000	366,628
5% 7/1/34	255,000	256,087
5% 7/1/43	2,340,000	2,229,284
Series 2016 K, 4% 7/1/46	1,325,000	1,147,756
Series 2019 A:
4% 7/1/49	1,365,000	1,164,397
5% 7/1/26 (g)	845,000	824,412
5% 7/1/27 (g)	490,000	473,968
5% 7/1/49 (g)	1,125,000	916,520
Series 2019 Q-1:
5% 11/1/24	30,000	30,150
5% 11/1/26	645,000	666,642
Series 2019, 4% 7/1/44	955,000	735,217
Series 2020 A:
4% 7/1/39	170,000	164,194
4% 7/1/40	940,000	883,720
Series 2020 C, 4% 7/1/45	235,000	216,334
Series 2020 K:
4% 7/1/45	185,000	176,810
5% 7/1/37	55,000	58,093
5% 7/1/38	85,000	89,298
5% 7/1/39	85,000	88,940
5% 7/1/40	65,000	67,624
Series 2021 G:
4% 3/1/46	795,000	770,474
4% 3/1/51	1,280,000	1,223,760
Series 2021 S, 4% 6/1/51	730,000	665,817
Series 2022 M:
4% 7/1/37	195,000	190,415
4% 7/1/39	1,400,000	1,334,274
4% 7/1/39	70,000	69,131
4% 7/1/40	75,000	73,174
4% 7/1/52	1,390,000	1,245,860
5% 7/1/32	100,000	105,907
Series A, 5% 7/1/26	65,000	65,037
Series K1:
5% 7/1/27	60,000	60,366
5% 7/1/29	155,000	156,361
5% 7/1/30	120,000	121,040
5% 7/1/31	1,075,000	1,083,536
5% 7/1/32	70,000	70,472
5% 7/1/33	245,000	246,367
5% 7/1/34	1,390,000	1,396,591
5% 7/1/35	140,000	140,587
Series K3:
5% 7/1/43	1,475,000	1,401,691
5% 7/1/48	250,000	230,019
Series N:
4% 7/1/39	1,100,000	902,933
4% 7/1/49	1,255,000	920,648
5% 7/1/32	30,000	29,823
5% 7/1/33	30,000	29,721
5% 7/1/34	15,000	14,802
Series R:
4% 7/1/36	65,000	65,247
5% 6/1/32	35,000	37,729
5% 6/1/33	25,000	26,877
5% 6/1/34	35,000	37,740
5% 6/1/35	55,000	59,207
Connecticut Higher Ed. Supplemental Ln. Auth. Rev. Series 2019 B, 3.25% 11/15/35 (e)	170,000	148,551
Connecticut Hsg. Fin. Auth.:
Series 2015 C1, 3.5% 11/15/45	35,000	34,774
Series 2019 B1, 4% 5/15/49	50,000	49,167
Series 2021 B1, 3% 11/15/49	835,000	797,185
Series 2023 B, 5.75% 11/15/53	1,565,000	1,645,175
Series 2024 D1, 4.8% 11/15/54 (d)	1,150,000	1,147,056
Series C:
5% 11/15/24 (e)	705,000	707,235
5% 11/15/25 (e)	630,000	637,497
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2016 A, 5% 9/1/33	2,050,000	2,097,571
Series 2018 A:
5% 1/1/33	1,860,000	1,948,435
5% 1/1/38	1,865,000	1,939,738
Series 2020 A:
5% 5/1/32	665,000	724,667
5% 5/1/35	1,025,000	1,113,201
Series 2021 A:
4% 5/1/40	3,250,000	3,228,132
5% 5/1/35	1,900,000	2,094,150
Series 2022 A, 5.25% 7/1/40	4,000,000	4,472,593
Series A, 5% 9/1/33	320,000	320,596
Connecticut State Revolving Fund Gen. Rev. Series 2017 A:
5% 5/1/33	875,000	915,288
5% 5/1/35	590,000	615,419
Great Pond Impt. District Spl. Oblig. Series 2022:
5.5% 10/1/42 (g)	555,000	561,971
5.75% 10/1/52 (g)	1,495,000	1,519,294
Hamden Gen. Oblig. (Whitney Ctr. Proj.) Series 2019:
5% 1/1/40	1,265,000	1,217,254
5% 1/1/50	1,330,000	1,192,246
Hartford Gen. Oblig. Series 2015 C:
5% 7/15/32 (Assured Guaranty Muni. Corp. Insured)	1,100,000	1,115,929
5% 7/15/34 (Assured Guaranty Muni. Corp. Insured)	250,000	253,487
Hbr. Point Infrastructure Impt. District Series 2017:
5% 4/1/30 (g)	590,000	588,741
5% 4/1/39 (g)	1,820,000	1,793,750
Mohegan Tribal Fin. Auth. Conn Series 2015, 7% 2/1/45 (g)	1,960,000	1,960,467
New Britain Gen. Oblig. Series 2017 C, 5% 3/1/29 (Assured Guaranty Muni. Corp. Insured)	130,000	134,769
New Haven Gen. Oblig. Series 2016 A:
5% 8/15/25 (Assured Guaranty Muni. Corp. Insured)	30,000	30,378
5% 8/15/32 (Assured Guaranty Muni. Corp. Insured)	210,000	214,927
Steelpointe Hbr. Infrastructure Impt. District:
(Steelpointe Hbr. Proj.) Series 2024, 6% 4/1/52 (g)	660,000	688,952
(Steelpointe Hbr. Proj.):
Series 2021, 4% 4/1/51 (g)	1,365,000	1,097,265
Series 2024, 5.625% 4/1/44 (g)	120,000	122,860
Stratford Gen. Oblig. Series 2019, 5% 1/1/28	250,000	259,879
Univ. of Connecticut Gen. Oblig. Series 2019 A, 5% 11/1/25	660,000	674,145
West Haven Gen. Oblig. Series 2020:
4% 3/15/35	197,000	195,547
4% 3/15/40	160,000	154,261
TOTAL CONNECTICUT		82,081,822
Delaware - 0.3%
Bridgeville De Spl. Oblig. Series 2024, 5.25% 7/1/44 (g)	375,000	384,890
Delaware Econ. Dev. Auth. Retirement Communitites Rev.:
Series 2018 B, 5% 11/15/48	2,495,000	2,510,744
Series 2023 B, 5.25% 11/15/53	3,330,000	3,391,854
Delaware Econ. Dev. Auth. Rev. (Newark Charter School, Inc. Proj.) Series 2016 A, 5% 9/1/46	100,000	99,924
Delaware Gen. Oblig.:
Series 2019, 5% 2/1/30	706,000	763,027
Series 2020 A, 5% 1/1/31	706,000	773,807
Delaware Health Facilities Auth. Rev.:
(Beebe Med. Ctr. Proj.) Series 2018:
5% 6/1/37	140,000	139,093
5% 6/1/43	1,700,000	1,640,481
5% 6/1/48	2,800,000	2,660,617
5% 6/1/50	930,000	878,001
Beebe Med. Ctr. Proj.) Series 2018, 4.375% 6/1/48	350,000	306,691
Series 2020 A:
5% 10/1/36	1,150,000	1,223,362
5% 10/1/45	3,140,000	3,232,087
Delaware Hsg. Auth. Rev. Series 2024 B, 4.6% 7/1/44	1,200,000	1,198,461
Delaware State Hsg. Auth. Series 2023, 4.65% 1/1/41	5,120,842	5,128,315
Delaware Trans. Auth.:
(U.S. 301 Proj.) Series 2015, 5% 6/1/55	3,313,000	3,328,734
Series 2015, 5% 6/1/45	740,000	745,662
Delaware Trans. Auth. Grant Series 2020:
5% 9/1/34	590,000	644,489
5% 9/1/35	590,000	642,548
Kent County Student Hsg. & Dining Facility Rev. (CHF Dover, L.L.C. Delaware State Univ. Proj.) Series 2018 A:
5% 7/1/32	35,000	35,792
5% 7/1/40	160,000	161,196
5% 7/1/48	415,000	413,831
5% 7/1/53	910,000	896,245
5% 7/1/58	1,470,000	1,427,798
Sussex County Rev. (Cadbury at Lewes Proj.) Series 2016, 5% 1/1/36	1,290,000	1,262,229
The Delaware Econ. Dev. Auth. Charter School Rev.:
(Aspira of Delaware Charter Operations, Inc. Proj.) Series 2022 A:
3% 6/1/32	300,000	259,411
4% 6/1/52	130,000	96,997
4% 6/1/57	125,000	90,582
(Newark Charter School, Inc. Proj.) Series 2020:
4% 9/1/30	35,000	34,221
5% 9/1/40	185,000	187,012
5% 9/1/50	245,000	240,414
(Newark Charter School, INC. Proj.) Series 2021, 4% 9/1/51	400,000	328,051
Univ. of Delaware Rev. Bonds Series 2013 C, 4%, tender 11/1/37 (b)	1,600,000	1,600,000
TOTAL DELAWARE		36,726,566
District Of Columbia - 1.0%
District Columbia Hsg. Fin. Agcy. Series 2024 FN, 4.8% 6/1/45	390,085	389,930
District of Columbia Gen. Oblig.:
Series 2017 A, 5% 6/1/33	130,000	135,256
Series 2017 D, 5% 6/1/42	30,000	30,810
Series 2021 D:
4% 2/1/27	920,000	934,697
5% 2/1/28	920,000	973,929
5% 2/1/29	1,220,000	1,311,551
Series 2021 E, 5% 2/1/29	2,580,000	2,773,608
Series 2023 A, 5.25% 1/1/48	3,000,000	3,269,712
District of Columbia Hosp. Rev. Series 2015:
5% 7/15/29	225,000	228,268
5% 7/15/30	365,000	370,122
5% 7/15/40	750,000	757,751
District of Columbia Income Tax Rev.:
Series 2022 A:
5% 7/1/36	500,000	558,219
5.5% 7/1/47	1,000,000	1,108,152
Series 2023 A, 5.25% 5/1/48	4,610,000	5,036,452
District of Columbia Rev.:
(Ingleside At Rock Creek Proj.) Series 2017 A, 4.125% 7/1/27	200,000	197,184
(Ingleside at Rock Creek Proj.) Series 2017 A:
5% 7/1/32	535,000	537,703
5% 7/1/37	555,000	549,727
5% 7/1/42	945,000	898,534
5% 7/1/52	2,115,000	1,879,091
Series 2009 A:
5.125% 1/1/35	220,000	196,951
5.25% 1/1/39	140,000	122,231
Series 2016 A:
5% 6/1/36	420,000	423,098
5% 6/1/41	275,000	274,410
5% 6/1/46	405,000	397,834
Series 2017 B:
5% 7/1/42	2,230,000	2,268,906
5% 7/1/48	1,735,000	1,751,397
Series 2018:
5% 10/1/25	30,000	30,346
5% 10/1/26	55,000	56,140
5% 10/1/27	60,000	61,883
5% 10/1/43	200,000	202,536
5% 10/1/48	5,055,000	5,063,552
Series 2019:
4% 7/1/39	1,020,000	970,602
4% 7/1/44	60,000	54,857
4% 7/1/49	95,000	83,533
Series 2020, 5% 6/1/55	300,000	257,603
Series 2024 A, 6% 6/1/58	550,000	564,018
District of Columbia Student Dorm. Rev.:
Series 2013 A, 5% 10/1/35	960,000	955,012
Series 2013:
5% 10/1/30	685,000	684,994
5% 10/1/45	490,000	468,904
District of Columbia Tax Increment Rev.:
(Union Market Infastructure Proj.) Series 2021 A, 0% 6/1/46 (g)(h)	500,000	363,299
(Union Market Infrastructure Proj.) Series 2021 A, 0% 6/1/31 (g)(h)	100,000	85,490
Series 2024 B:
0% 6/1/41 (g)(h)	400,000	223,391
0% 6/1/49 (g)(h)	875,000	480,412
District of Columbia Tobacco Settlement Fing. Corp.:
Series 2006 A, 0% 6/15/46	16,830,000	3,873,142
Series 2006 B, 0% 6/15/46	3,230,000	661,219
District of Columbia Univ. Rev. Series 2017, 5% 4/1/35	640,000	659,204
District of Columbia Wtr. & Swr. Auth. Pub. Util. Rev. Bonds Series 2019 C, 1.75%, tender 10/1/24 (b)	205,000	202,912
Howard Univ. 4.756% 10/1/51	300,000	240,525
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev.:
(Dulles Metrorail And Cap. Impt. Proj.) Series 2019 B, 4% 10/1/53 (Assured Guaranty Muni. Corp. Insured)	550,000	511,428
(Dulles Metrorail and Cap. Impt. Projs.):
Series 2019 A:
5% 10/1/31	505,000	532,298
5% 10/1/32	635,000	669,091
5% 10/1/33	70,000	73,745
5% 10/1/34	110,000	115,963
5% 10/1/36	110,000	115,648
5% 10/1/38	95,000	99,182
5% 10/1/44	3,550,000	3,650,588
Series 2019 B, 3% 10/1/50 (Assured Guaranty Muni. Corp. Insured)	2,760,000	2,002,016
(Dulles Metrorail And Cap. Impt. Projs.) Series 2019 B, 4% 10/1/49	8,650,000	7,883,130
(Dulles Metrorail and Cap. Impt. Projs.) Series 2019 B, 5% 10/1/47	480,000	491,565
(Dulles Metrorail and Cap. Impts. Projs.) Series 2022 A, 4% 10/1/52 (Assured Guaranty Muni. Corp. Insured)	8,395,000	7,856,248
Series 2009 B:
0% 10/1/37	1,800,000	1,008,970
0% 10/1/38	1,405,000	712,099
0% 10/1/39	280,000	133,846
0% 10/1/40	705,000	315,524
Series 2009 C, 6.5% 10/1/41 (Pre-Refunded to 10/1/26 @ 100)	1,270,000	1,355,373
Series 2010 B, 6.5% 10/1/44	4,605,000	5,006,182
Series 2019 B, 4% 10/1/49	395,000	371,769
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2014 A, 5% 10/1/29 (e)	2,000,000	2,001,159
Series 2015 B:
5% 10/1/31 (e)	1,275,000	1,287,477
5% 10/1/33 (e)	1,000,000	1,009,738
Series 2016 A, 5% 10/1/32 (e)	250,000	254,810
Series 2017 A:
5% 10/1/28 (e)	810,000	834,475
5% 10/1/30 (e)	1,005,000	1,034,499
5% 10/1/31 (e)	175,000	180,174
5% 10/1/32 (e)	270,000	277,963
5% 10/1/33 (e)	135,000	138,976
5% 10/1/35 (e)	305,000	313,539
5% 10/1/42 (e)	1,605,000	1,628,404
Series 2018 A:
5% 10/1/43 (e)	740,000	756,515
5% 10/1/48 (e)	3,615,000	3,661,998
Series 2019 A:
5% 10/1/25 (e)	430,000	436,291
5% 10/1/28 (e)	1,685,000	1,760,180
5% 10/1/35 (e)	250,000	263,104
Series 2019 B, 5% 10/1/25	105,000	107,151
Series 2020 A:
4% 10/1/38 (e)	1,800,000	1,762,228
5% 10/1/26 (e)	1,565,000	1,606,977
5% 10/1/27 (e)	540,000	558,175
5% 10/1/28 (e)	270,000	282,047
Series 2021 A:
5% 10/1/34 (e)	2,130,000	2,286,970
5% 10/1/36 (e)	500,000	533,448
Series 2023 A:
5% 10/1/31 (e)	1,000,000	1,072,125
5% 10/1/32 (e)	3,000,000	3,240,991
5.25% 10/1/48 (e)	4,000,000	4,222,366
Washington D.C. Metropolitan Transit Auth. Rev. Series 2017 B, 5% 7/1/33	255,000	264,661
Washington Metropolitan Area Transit Auth.:
Series 2021 A, 3% 7/15/36	750,000	673,472
Series 2023 A:
5% 7/15/44	500,000	537,903
5% 7/15/48	1,750,000	1,873,550
5.25% 7/15/53	5,325,000	5,799,228
5.5% 7/15/51	5,600,000	6,220,777
Series 2023, 4.125% 7/15/47	2,785,000	2,691,910
TOTAL DISTRICT OF COLUMBIA		126,097,043
Florida - 3.5%
Alachua County Health Facilities Auth. Continuing Care Retirement Cmnty. Rev. (Oak Hammock at The Univ. of Florida, Inc. Proj.) Series 2022:
4% 10/1/40	140,000	122,218
4% 10/1/46	190,000	154,021
Alachua County Health Facilities Auth. Health Facilities Rev.:
(East Ridge Retirement Villiage, Inc. Proj.) Series 2014:
6% 11/15/34	800,000	599,947
6.375% 11/15/49	1,330,000	881,450
Series 2007, 3 month U.S. LIBOR + 0.870% 4.624% 12/1/37 (b)(c)	2,000,000	1,870,674
Series 2019 A, 4% 12/1/49	3,840,000	3,505,496
Series 2019 B1:
5% 12/1/35	210,000	221,114
5% 12/1/36	360,000	377,409
5% 12/1/37	475,000	495,006
Antillia Cmnty. Dev. District Fla Sp Series 2024, 5.875% 5/1/54 (d)	1,000,000	1,000,620
Atlantic Beach Health Care Facilities Series A, 5% 11/15/43	55,000	54,863
Avenir Cmnty. Dev. District:
Assessment Area Three - Master Infrastructure Proj. Series 2023, 5.375% 5/1/43	565,000	566,432
Series 2023, 5.625% 5/1/54	645,000	651,172
Bellalago Edl. Facilities Benefit District Series 2014:
4.375% 5/1/30	220,000	220,028
4.5% 5/1/33	100,000	100,007
Boggy Creek Impt. District Spl. Assessment Rev. Series 2013, 5.125% 5/1/43	1,195,000	1,182,357
Brevard County Health Facilities Auth. Rev.:
Series 2022 A, 5% 4/1/40	1,905,000	2,022,616
Series 2023 A, 5% 4/1/32	130,000	140,523
Brevard County School Board Ctfs. of Prtn. Series 2015 C, 5% 7/1/28	210,000	212,732
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/25	635,000	635,524
Series 2015 A:
5% 10/1/40 (e)	3,230,000	3,249,138
5% 10/1/45 (e)	5,300,000	5,312,775
Series 2015 C, 5% 10/1/24 (e)	305,000	305,629
Series 2017:
5% 10/1/25 (e)	30,000	30,361
5% 10/1/26 (e)	120,000	122,842
5% 10/1/27 (e)	120,000	123,925
5% 10/1/29 (e)	325,000	334,308
5% 10/1/30 (e)	90,000	92,642
5% 10/1/32 (e)	425,000	437,535
5% 10/1/33 (e)	160,000	164,561
5% 10/1/34 (e)	155,000	159,406
5% 10/1/35 (e)	185,000	190,179
5% 10/1/36 (e)	245,000	251,479
5% 10/1/37 (e)	270,000	276,485
5% 10/1/42 (e)	2,650,000	2,688,642
5% 10/1/47 (e)	1,535,000	1,547,540
Series 2019 A:
5% 10/1/28 (e)	360,000	375,770
5% 10/1/38 (e)	640,000	663,068
5% 10/1/39 (e)	960,000	992,567
5% 10/1/44 (e)	745,000	761,823
5% 10/1/49 (e)	2,195,000	2,242,166
Series A:
5% 10/1/28 (e)	365,000	368,810
5% 10/1/30 (e)	425,000	429,834
5% 10/1/31 (e)	365,000	369,090
5% 10/1/32 (e)	340,000	343,799
Broward County Port Facilities Rev.:
Series 2019 B:
5% 9/1/32 (e)	2,500,000	2,604,817
5% 9/1/33 (e)	2,075,000	2,163,367
Series 2022, 5.25% 9/1/47 (e)	2,000,000	2,102,506
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2016 A, 5% 7/1/28	170,000	174,760
Series 2015 A:
5% 7/1/24	2,075,000	2,076,558
5% 7/1/27	120,000	121,612
5% 7/1/27 (Assured Guaranty Muni. Corp. Insured)	560,000	568,116
Series 2015 B:
5% 7/1/24	335,000	335,252
5% 7/1/31	2,110,000	2,128,996
5% 7/1/32	1,930,000	1,944,740
Series 2016, 5% 7/1/32	325,000	331,225
Broward County School District Series 2022, 5% 7/1/46	1,800,000	1,920,215
Cap. Projs. Fin. Auth. Student Hsg. Rev.:
(Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A:
5% 10/1/30	760,000	775,295
5% 10/1/31	100,000	101,941
5% 10/1/34	190,000	192,375
(Provident Group - Continuum Properties Proj.) Series 2023 A1, 5% 11/1/58	350,000	332,692
Series 2020 A1:
5% 10/1/32	100,000	101,765
5% 10/1/33	100,000	101,536
Cap. Region Cmnty. Dev. District Series 2018 A1, 5.125% 5/1/39	130,000	130,959
Cap. Trust Agcy. Edl. Facilities Rev.:
(Liza Jackson Preparatory School, Inc. Proj.) Series 2020 A:
4% 8/1/30	20,000	19,277
5% 8/1/55	100,000	93,414
Series 2020 A, 5% 8/1/40	30,000	29,752
Cap. Trust Agcy. Rev.:
(Aero Miami FX, LLC Proj.) Series 2010 A, 5.35% 7/1/29	1,265,000	1,266,168
(The Marie Selby Botanical Gardens, Inc. Proj.) Series 2021:
4% 6/15/24 (g)	100,000	99,961
4% 6/15/41 (g)	380,000	313,973
4% 6/15/51 (g)	530,000	391,640
Cap. Trust Agcy. Student Hsg. Rev. Series 2018 A, 5.25% 12/1/58 (g)	1,285,000	1,231,081
Cape Coral Wtr. & Swr. Rev.:
Series 2017:
4% 10/1/42	2,890,000	2,836,001
5% 10/1/39	1,205,000	1,241,732
Series 2023, 5.25% 10/1/48	1,000,000	1,094,124
Celebration Pointe Cmnty. Dev. District No. 1 Spl. Assessment Rev.:
Series 2014, 5.125% 5/1/45	130,000	129,997
Series 2017, 5% 5/1/32	135,000	136,824
Series 2021:
3% 5/1/31	55,000	50,701
3.375% 5/1/41	200,000	164,393
4% 5/1/53	810,000	649,993
Central Florida Expressway Auth. Sr. Lien Rev.:
Orlando & Orange County Expressway Auth. Rev. Series 2017, 5% 7/1/39	130,000	133,781
Series 2016 B, 5% 7/1/34	530,000	537,740
Series 2017, 5% 7/1/42	1,545,000	1,587,212
Series 2021:
4% 7/1/34 (Assured Guaranty Muni. Corp. Insured)	235,000	240,113
4% 7/1/35 (Assured Guaranty Muni. Corp. Insured)	230,000	234,919
4% 7/1/37 (Assured Guaranty Muni. Corp. Insured)	255,000	258,331
4% 7/1/38 (Assured Guaranty Muni. Corp. Insured)	235,000	236,563
4% 7/1/39 (Assured Guaranty Muni. Corp. Insured)	195,000	195,867
5% 7/1/32 (Assured Guaranty Muni. Corp. Insured)	190,000	209,196
5% 7/1/33 (Assured Guaranty Muni. Corp. Insured)	170,000	185,941
Charlotte County Fla Indl. Dev. Auth. (Town & Country Utils. Proj.) Series 2021 A, 4% 10/1/51 (e)(g)	500,000	406,825
Cityplace Cmnty. Dev. District Series 2012, 5% 5/1/26	315,000	318,115
Collier County Health Facilities Auth. Series 2022, 4% 5/1/52	1,400,000	1,229,508
Collier County Indl. Dev. Auth.:
(The Arlington of Naples Proj.) Series 2013 A, 8.125% 5/15/44 (g)	201,337	5,436
Series 2013 A, 7.75% 5/15/35 (g)	130,496	3,523
Collier County Indl. Dev. Auth. Healthcare Facilities Rev. (NCH Healthcare Sys. Projs.) Series 2024 A, 5% 10/1/54 (Assured Guaranty Muni. Corp. Insured)	1,045,000	1,089,393
County of Broward Tourist Dev. Tax Rev. (Convention Ctr. Expansion Proj.) Series 2021, 4% 9/1/39	1,285,000	1,264,674
County of Osceola (Poinciana Parkway Proj.) Series 2014 B2, 0% 10/1/36 (Pre-Refunded to 10/1/31 @ 100) (h)	300,000	340,754
Del Webb Bexley Cmnty. Dev. District Series 2018:
5.3% 5/1/39	145,000	147,487
5.4% 5/1/49	185,000	186,000
Double Branch Cmnty. Dev. District Spl. Assessment Series 2013 A1, 4% 5/1/25	35,000	34,920
Duval County School Board Ctfs. of Prtn.:
Series 2015 B:
5% 7/1/28	250,000	253,429
5% 7/1/29	355,000	359,756
5% 7/1/32	1,485,000	1,503,481
Series 2016 A, 5% 7/1/33	160,000	163,198
Series 2022 A, 5% 7/1/34 (Assured Guaranty Muni. Corp. Insured)	1,150,000	1,248,562
Epperson North Cmnty. Dev. District Series 2021 A:
3.4% 11/1/41	245,000	194,936
4% 11/1/51	370,000	297,894
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A:
4% 8/15/45	705,000	619,026
4% 8/15/50	3,875,000	3,305,817
Everest Gmr Cmnty. Dev. District Fla Series 2023, 6.2% 5/1/54	1,000,000	1,014,603
FAU Fin. Corp. Cap. Impt. (Student Hsg. Proj.) Series 2019 A:
5% 7/1/36	965,000	1,019,206
5% 7/1/38	965,000	1,007,506
5% 7/1/39	600,000	624,177
Florida Dept. of Mgmt. Svcs. Ctfs. of Prtn. Series 2018 A, 5% 11/1/26	845,000	873,134
Florida Dept. of Trans. Tpk. Rev.:
Series 2015 A, 3.5% 7/1/29	415,000	412,808
Series 2019 B, 3% 7/1/49	500,000	376,143
Series 2021 C, 3% 7/1/51	850,000	625,810
Florida Dev. Fin. Corp.:
(The Glenridge On Palmer Ranch Proj.) Series 2021, 5% 6/1/51 (g)	1,790,000	1,475,858
(The Mayflower Retirement Cmnty. Proj.) Series 2021 A:
4% 6/1/36 (g)	170,000	140,834
4% 6/1/46 (g)	105,000	72,710
Series 2021 A, 4% 6/1/41 (g)	100,000	75,099
Florida Dev. Fin. Corp. Edl. Facilities:
(Mater Academy Projs.):
Series 2020 A, 5% 6/15/55	550,000	534,733
Series 2022 A:
5% 6/15/47	250,000	250,028
5% 6/15/52	235,000	230,963
5% 6/15/56	345,000	334,776
(River City Science Academy Projs.):
Series 2021 A:
4% 7/1/35	30,000	28,640
4% 7/1/45	55,000	47,426
4% 7/1/55	80,000	64,126
Series 2022 A1:
5% 7/1/42	915,000	923,691
5% 7/1/51	825,000	808,434
5% 2/1/57	1,460,000	1,411,875
Series 2015 A, 6.125% 6/15/46 (g)	730,000	734,212
Series 2016 A, 4.75% 7/15/36 (g)	350,000	339,941
Series 2017 A, 6.125% 6/15/47 (g)	250,000	248,461
Series 2020 C:
5% 9/15/40 (g)	105,000	98,039
5% 9/15/50 (g)	210,000	183,753
Series 2021 A, 4% 7/1/51 (g)	135,000	111,172
Florida Dev. Fin. Corp. Healthcare Facility Rev.:
(UF Health Jacksonville Proj.) Series 2022 A:
4% 2/1/46 (Assured Guaranty Muni. Corp. Insured)	1,385,000	1,305,539
4% 2/1/52	300,000	220,478
5% 2/1/52	495,000	431,617
Series 2021 B, 4% 2/1/52	400,000	366,946
Florida Dev. Fin. Corp. Rev.:
(Brightline Florida Passenger Rail Proj.) Series 2024:
5.25% 7/1/47 (e)	3,500,000	3,600,700
5.25% 7/1/53 (Assured Guaranty Muni. Corp. Insured) (e)	17,505,000	18,045,435
5.5% 7/1/53 (e)	8,250,000	8,574,306
Bonds (Brightline Florida Passenger Rail Proj.) Series 2024, 12%, tender 7/15/28 (b)(e)(g)	4,250,000	4,420,000
Florida Dev. Fin. Corp. Solid Waste Disp. Rev.:
Bonds (Waste Pro U.S.A., INC Proj.) Series 2023, 6.125%, tender 7/1/26 (b)(e)(g)	3,300,000	3,378,397
Series 2021, 3% 6/1/32 (e)	760,000	639,742
Florida Dev. Fin. Corp. Student H (SFP - Tampa I - The Henry Proj.) Series 2024 A1, 5.25% 6/1/54 (d)	495,000	495,760
Florida Higher Edl. Facilities Fing. Auth.:
(Jacksonville Univ. Proj.) Series 2018 A1:
4.5% 6/1/33 (g)	705,000	696,324
4.75% 6/1/38 (g)	1,605,000	1,540,261
5% 6/1/48 (g)	3,480,000	3,208,626
(Ringling College Proj.) Series 2017:
4% 3/1/47	300,000	258,936
5% 3/1/47	250,000	250,519
(St. Leo Univ. Proj.) Series 2019:
5% 3/1/25	45,000	44,270
5% 3/1/49	270,000	187,094
Series 2019:
4% 10/1/37	240,000	218,573
4% 10/1/38	335,000	300,374
4% 10/1/39	400,000	352,252
4% 10/1/44	625,000	519,688
5% 10/1/27	35,000	35,520
5% 10/1/31	195,000	198,978
5% 10/1/33	270,000	274,432
5% 10/1/34	225,000	228,242
5% 10/1/36	170,000	172,024
Florida Hsg. Fin. Corp. Multi-family Mtg. Rev. Bonds Series 2023 C, 5%, tender 12/1/25 (b)	925,000	933,957
Florida Hsg. Fin. Corp. Rev.:
Series 2019 1, 4% 7/1/50	550,000	544,485
Series 2021 1, 3% 1/1/52	1,190,000	1,148,391
Series 2021 2, 3% 7/1/52	1,465,000	1,403,697
Florida Ins. Assistance Interlo Series 2023 A1, 5% 9/1/27	10,000,000	10,274,768
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A:
5% 10/1/28	120,000	120,662
5% 10/1/29	815,000	820,014
5% 10/1/35	2,880,000	2,898,046
5% 10/1/40	480,000	480,974
Series 2015 C:
5% 10/1/30	400,000	402,578
5% 10/1/35	110,000	110,689
5% 10/1/40	245,000	245,497
Florida Muni. Pwr. Agcy. Rev.:
(Pwr. Supply Proj.) Series 2017 A:
5% 10/1/26	500,000	515,438
5% 10/1/28	20,000	21,014
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	320,000	327,639
5% 10/1/31	350,000	357,964
Series 2015 B:
5% 10/1/28	120,000	121,807
5% 10/1/29	70,000	71,009
5% 10/1/30	220,000	222,999
Fort Lauderdale (Parks and Recreation Projs.) Series 2022 A, 5% 7/1/48	600,000	639,969
Fort Myers Util. Sys. Rev. Series 2019 A, 4% 10/1/49	700,000	653,359
Fort Pierce Utils. Auth. Series 2022 A, 4% 10/1/52 (Assured Guaranty Muni. Corp. Insured)	965,000	869,473
Gainesville Utils. Sys. Rev. Series 2017 A, 5% 10/1/35	280,000	290,782
Golden Gem Cmnty. Dev. District Flas Series 2024, 6% 5/1/55 (d)	1,000,000	997,120
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2015 A, 5% 10/1/31 (e)	1,220,000	1,231,938
Series 2016 A, 5% 10/1/46 (e)	120,000	122,968
Series 2016:
5% 10/1/24 (e)	365,000	365,872
5% 10/1/26 (e)	210,000	214,973
5% 10/1/27 (e)	120,000	123,925
Series 2017 A:
5% 10/1/25 (e)	40,000	40,533
5% 10/1/25 (Escrowed to Maturity) (e)	80,000	81,068
5% 10/1/27 (e)	55,000	56,799
5% 10/1/27 (Escrowed to Maturity) (e)	185,000	191,851
5% 10/1/29 (Pre-Refunded to 10/1/27 @ 100) (e)	365,000	377,939
5% 10/1/30 (Pre-Refunded to 10/1/27 @ 100) (e)	390,000	403,825
5% 10/1/31 (e)	1,050,000	1,081,044
5% 10/1/32 (e)	295,000	303,701
5% 10/1/34 (e)	730,000	750,753
5% 10/1/37 (e)	760,000	778,255
5% 10/1/42 (e)	1,145,000	1,161,696
5% 10/1/47 (e)	900,000	907,352
5% 10/1/52 (e)	440,000	441,972
Series 2019 A:
5% 10/1/34 (e)	2,500,000	2,629,051
5% 10/1/49 (e)	2,490,000	2,543,505
5% 10/1/54 (e)	5,920,000	6,026,181
Halifax Hosp. Med. Ctr. Rev.:
Series 2015:
5% 6/1/24	75,000	75,001
5% 6/1/28 (Pre-Refunded to 6/1/25 @ 100)	35,000	35,431
Series 2016, 5% 6/1/36	120,000	120,885
Hillsborough County Aviation Auth. Rev.:
Series 2018 E, 5% 10/1/43 (e)	1,275,000	1,303,455
Series 2018 F:
5% 10/1/37	95,000	100,411
5% 10/1/43	130,000	135,290
Series 2022 A, 5% 10/1/47 (e)	1,250,000	1,290,174
Hillsborough County Indl. Dev.:
(Tampa Gen. Hosp. Proj.) Series 2020 A, 4% 8/1/55	3,455,000	2,934,554
Series 2020, 4% 8/1/50	525,000	478,613
Hillsborough County Port District:
(Tampa Port Auth. Proj.) Series 2018 B:
5% 6/1/30 (e)	240,000	249,478
5% 6/1/31 (e)	255,000	265,006
5% 6/1/46 (e)	1,475,000	1,490,429
Series 2018 B, 5% 6/1/38 (e)	375,000	384,624
Hillsborough County School Board Ctfs. of Prtn. Series 2015 A, 5% 7/1/26	445,000	449,458
Hobe-St Lucie Conservancy District Series 2024, 5.6% 5/1/44	775,000	788,031
Jacksonville Edl. Facilities Rev. (Jacksonville Univ. Proj.) Series 2018 B, 5% 6/1/53 (g)	2,550,000	2,306,759
Jacksonville Elec. Auth. Elec. Sys. Rev. Series 2020 A, 4% 10/1/37	1,475,000	1,452,388
Jacksonville Health Care Facilities (Baptist Med. Ctr. Proj.) Series 2017:
5% 8/15/26	110,000	113,091
5% 8/15/34	155,000	159,230
Jacksonville Spl. Rev. Series 2022 A:
5% 10/1/24	30,000	30,126
5% 10/1/25	25,000	25,513
5% 10/1/26	20,000	20,640
5% 10/1/27	15,000	15,720
5% 10/1/28	30,000	31,904
5% 10/1/29	25,000	26,997
5% 10/1/30	20,000	21,895
5% 10/1/32	20,000	22,423
Lakeland Hosp. Sys. Rev. Series 2015, 5% 11/15/34 (Pre-Refunded to 11/15/24 @ 100)	410,000	412,271
Lakewood Ranch Stewardship District Spl. Assessment Rev.:
(Lakewood Centre & NW Sector Projs.) Series 2018, 5.65% 5/1/48 (g)	125,000	127,566
(Lakewood Centre North Proj.) Series 2015:
4.875% 5/1/35	25,000	25,068
4.875% 5/1/45	35,000	34,047
(Lakewood Nat'l. and Polo Run Projs.) Series 2017:
5.25% 5/1/37	510,000	518,090
5.375% 5/1/47	1,185,000	1,200,197
(Northeast Sector Proj. - Phase 1B) Series 2018:
5.3% 5/1/39	140,000	142,860
5.45% 5/1/48	245,000	248,127
(Villages of Lakewood Ranch South Proj.) Series 2016:
5% 5/1/36	250,000	252,288
5.125% 5/1/46	400,000	399,443
Series 2023, 6.3% 5/1/54	655,000	682,832
Laurel Road Cmnty. Dev. District:
Series 2021 A1, 3% 5/1/31	350,000	309,122
Series 2021 A2, 3.125% 5/1/31	675,000	600,674
Lee County Arpt. Rev.:
Series 2021 A:
5% 10/1/25 (e)	2,525,000	2,555,402
5% 10/1/26 (e)	1,990,000	2,034,015
Series 2021 B:
5% 10/1/37 (e)	1,250,000	1,319,148
5% 10/1/46 (e)	1,010,000	1,041,829
Lee County Indl. Dev. Auth. Health Care Facilities Rev.:
(Shell Point/Waterside Health Proj.) Series 2019, 5% 11/15/49	445,000	431,285
(The Preserve Proj.) Series 2017 A:
5.375% 12/1/32 (g)	100,000	86,147
5.625% 12/1/37 (g)	220,000	179,071
Shell Point/Waterside Health Proj. Series 2019, 5% 11/15/44	440,000	438,314
Lee County School Board Ctfs. Series 2019 A:
5% 8/1/27	255,000	266,830
5% 8/1/28	130,000	137,799
Lee Memorial Health Sys. Hosp. Rev. Series 2019 A1:
5% 4/1/26	65,000	66,374
5% 4/1/39	405,000	419,633
5% 4/1/44	205,000	208,751
Ltc Ranch West Residential Commission (Assessment Area Two Proj. - Pod 5) Series 2024 AA2, 4.85% 5/1/31	140,000	139,460
Manatee County Rev. Series 2023, 5.5% 10/1/53	2,975,000	3,332,071
Manatee County School District Series 2017, 5% 10/1/28 (Assured Guaranty Muni. Corp. Insured)	160,000	165,039
Martin County Health Facilities Series 2015, 5% 11/15/45 (Pre-Refunded to 11/15/24 @ 100)	1,355,000	1,360,995
Miami Beach Health Facilities Auth. Hosp. Rev.:
Series 2014 A, 5% 11/15/39	85,000	85,107
Series 2021 B, 3% 11/15/51	310,000	224,349
Miami-Dade County:
Series 2021 A1, 4% 10/1/45 (Assured Guaranty Muni. Corp. Insured) (e)	1,325,000	1,216,498
Series 2021 B1, 4% 10/1/46 (e)	1,860,000	1,672,425
Series 2022 A:
5% 10/1/47 (e)	3,000,000	3,119,780
5.25% 10/1/52 (e)	11,920,000	12,489,753
Miami-Dade County Aviation Rev.:
Series 2014 A, 5% 10/1/34 (e)	2,035,000	2,036,931
Series 2014, 5% 10/1/34 (e)	1,500,000	1,501,863
Series 2015 A:
5% 10/1/29 (e)	195,000	196,558
5% 10/1/31 (e)	160,000	161,339
5% 10/1/35 (e)	670,000	670,605
5% 10/1/38 (e)	1,030,000	1,035,632
Series 2016 A:
5% 10/1/29	175,000	178,651
5% 10/1/31	210,000	214,989
5% 10/1/41	3,440,000	3,490,760
Series 2017 B, 5% 10/1/40 (e)	2,825,000	2,870,629
Series 2019 A, 5% 10/1/49 (e)	7,945,000	8,055,653
Series 2020 A:
4% 10/1/35	90,000	90,297
4% 10/1/37	130,000	128,185
4% 10/1/39	1,590,000	1,547,253
4% 10/1/41	305,000	296,282
5% 10/1/31	120,000	129,992
Miami-Dade County Edl. Facilities Rev.:
Series 2015 A, 5% 4/1/40	3,355,000	3,364,841
Series 2018 A, 5% 4/1/53	2,950,000	3,007,109
Miami-Dade County Expressway Auth.:
Series 2010 A, 5% 7/1/40	185,000	184,998
Series 2014 A:
5% 7/1/25	80,000	80,043
5% 7/1/27	55,000	55,026
5% 7/1/28	125,000	125,068
5% 7/1/29	55,000	55,032
Series 2014 B:
5% 7/1/28	120,000	120,066
5% 7/1/30	140,000	140,082
Series 2016 A:
5% 7/1/32	525,000	533,607
5% 7/1/33	445,000	452,118
Miami-Dade County Health Facilities Auth. Hosp. Rev.:
(Nicklaus Children's Hosp. Proj.) Series 2017, 5% 8/1/47	1,565,000	1,565,310
Series 2021 A:
4% 8/1/46	365,000	339,669
4% 8/1/51	1,355,000	1,235,967
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2015 A, 5% 5/1/29	1,185,000	1,195,499
Series 2015 B, 5% 5/1/28	110,000	111,024
Series 2016 A:
5% 5/1/30	915,000	935,497
5% 5/1/32	1,775,000	1,815,092
Series 2016 B, 5% 8/1/26	250,000	256,377
Miami-Dade County School District Series 2022 A:
5% 3/15/35	1,300,000	1,444,047
5% 3/15/52	750,000	791,445
Miami-Dade County Transit Sales Surtax Rev.:
Series 2017, 4% 7/1/32	1,860,000	1,864,550
Series 2019, 3% 7/1/37	1,000,000	861,236
Miami-Dade County Wtr. & Swr. Rev.:
Series 2017 B, 4% 10/1/38	650,000	653,136
Series 2019 B:
4% 10/1/49	6,510,000	6,215,176
4% 10/1/49	255,000	239,698
Series 2021:
4% 10/1/48	810,000	761,628
5% 10/1/32	495,000	543,970
Series 2024 A, 5.25% 10/1/54	3,750,000	4,072,013
Midtown Miami Cmnty. Dev. District:
(Infrastructure Proj.) Series 2014 B:
5% 5/1/29	55,000	55,011
5% 5/1/37	25,000	24,999
(Parking Garage Proj.) Series 2014 A, 5% 5/1/37	45,000	44,998
Mirada Cmnty. Dev. District Series 2024, 6% 5/1/55	750,000	743,210
North -1 Pasco Cmnty. Dev. Dis Series 2021, 4% 5/1/51	1,395,000	1,127,561
Okaloosa Fla Gas District Gas Sysr Series 2024 B, 5.25% 10/1/44 (Assured Guaranty Muni. Corp. Insured)	1,140,000	1,257,034
Orange County Health Facilities Auth.:
(Presbyterian Retirement Cmntys. Obligated Group Proj.) Series 2023 A, 4% 8/1/47	1,065,000	893,354
Series 2016 A:
5% 10/1/39	1,875,000	1,904,449
5% 10/1/44	280,000	282,275
Series 2022, 4% 10/1/52	7,640,000	7,110,134
Series 2023 A, 5% 10/1/53	4,000,000	4,166,966
Orange County School Board Ctfs. of Prtn. Series 2015 D, 5% 8/1/30 (Pre-Refunded to 8/1/25 @ 100)	55,000	55,918
Osceola County Trans. Impt. Rev.:
Series 2019 A1, 5% 10/1/44	810,000	831,247
Series 2019 A2:
0% 10/1/35	115,000	68,525
0% 10/1/36	140,000	78,218
0% 10/1/37	50,000	26,426
0% 10/1/38	160,000	79,522
0% 10/1/39	195,000	90,336
0% 10/1/40	210,000	91,664
0% 10/1/41	230,000	94,558
0% 10/1/42	185,000	71,178
Palm Beach County Arpt. Sys. Rev. Series 2016:
5% 10/1/24 (e)	165,000	165,340
5% 10/1/27 (e)	120,000	121,968
5% 10/1/29 (e)	125,000	127,329
5% 10/1/30 (e)	225,000	229,307
5% 10/1/31 (e)	160,000	163,087
5% 10/1/32 (e)	245,000	249,714
5% 10/1/33 (e)	525,000	534,385
5% 10/1/34 (e)	545,000	554,712
5% 10/1/35 (e)	575,000	585,070
Palm Beach County Edl. Facilities Auth. Series 2024, 5% 10/1/43	1,375,000	1,422,308
Palm Beach County Health Facilities:
Series 2018 A, 5% 11/15/45	1,180,000	1,190,736
Series 2020 B, 5% 11/15/42	190,000	195,049
Palm Beach County Health Facilities Auth. Hosp. Rev.:
(Jupiter Med. Ctr. Proj.) Series 2022:
5% 11/1/47	2,105,000	2,096,838
5% 11/1/52	270,000	265,613
Series 2019, 4% 8/15/49	7,600,000	6,809,868
Palm Beach County Health Facilities Auth. Rev.:
Series 2019 B, 5% 5/15/53	2,615,000	2,219,914
Series 2020 A, 5% 6/1/55	305,000	278,220
Series 2022:
4% 6/1/31	120,000	115,944
4% 6/1/36	690,000	640,103
4% 6/1/41	375,000	325,395
4.25% 6/1/56	2,995,000	2,373,988
Palm Beach County School Board Ctfs. of Prtn. Series 2015 D:
5% 8/1/28	680,000	688,745
5% 8/1/29	730,000	738,890
Pasco County Tax Alloc Series 2023 A:
5% 9/1/48 (Assured Guaranty Muni. Corp. Insured)	1,210,000	1,261,496
5.75% 9/1/54 (Assured Guaranty Muni. Corp. Insured)	4,180,000	4,638,481
Pasco County School Board Ctfs. of Prtn. Series 2018 A, 5% 8/1/35 (Build America Mutual Assurance Insured)	130,000	137,397
Pinellas Ed. Facilities Crsuis Vrdn Series 2018 A, 5% 12/15/48 (g)	250,000	235,557
Pinellas County Hsg. Fin. Auth. Bonds Series 2021 B, 0.65%, tender 7/1/24 (b)	1,115,000	1,111,575
Pompano Beach Rev. (John Knox Village Proj.):
Series 2020:
4% 9/1/40	40,000	34,976
4% 9/1/50	1,130,000	882,836
Series 2021 A:
4% 9/1/51	1,065,000	825,750
4% 9/1/56	1,465,000	1,099,313
Series 2021 B2, 1.45% 1/1/27	100,000	94,775
Putnam County Dev. Auth. Poll. Cont. Rev. (Seminole Elec. Coop., Inc. Proj.) Series 2018 A, 5% 3/15/42	800,000	816,717
Reunion East Cmnty. Dev. District Series 2022 A2, 7.375% 5/1/33 (f)	205,000	2
Sarasota County Health Facilities Auth. Retirement Facility Rev. (Village On The Isle Proj.) Series 2017 A:
5% 1/1/37	195,000	194,092
5% 1/1/42	225,000	214,120
5% 1/1/47	450,000	412,388
5% 1/1/52	950,000	847,192
Sarasota County Pub. Hosp. Board Series 1998 B:
5.25% 7/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	505,000	505,390
5.5% 7/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	840,000	868,723
Sarasota County Pub. Hosp. District Hosp. Rev. (Sarasota Memorial Hosp. Proj.) Series 2018, 5% 7/1/41	2,950,000	3,002,861
Sarasota County Util. Sys. Rev. Series 2022, 5.25% 10/1/52	2,000,000	2,173,562
Sawyers Landing Cmnty. Dev. District Spl. Assessment Rev. Series 2021:
4.125% 5/1/41	430,000	354,801
4.25% 5/1/53	570,000	447,799
Seminole County Indl. Dev. Auth. Retirement Facility Rev. (Legacy Pointe At UCF Proj.) Series 2019 A, 5.5% 11/15/49	945,000	803,278
Shadowlawn Cmnty. Dev. District Flas Series 2024, 5.85% 5/1/54	650,000	639,641
South Broward Hosp. District Rev.:
Series 2018, 4% 5/1/48	875,000	821,462
Series 2021 A:
3% 5/1/51	2,600,000	1,879,314
3% 5/1/51 (Build America Mutual Assurance Insured)	1,500,000	1,120,998
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015:
5% 10/1/27	30,000	30,763
5% 10/1/28	225,000	230,885
5% 10/1/29	605,000	620,285
5% 10/1/30	110,000	112,309
5% 10/1/32	950,000	968,932
South Miami Health Facilities Auth. Hosp. Rev.:
(Baptist Med. Ctr., FL. Proj.) Series 2017:
4% 8/15/33	305,000	305,483
5% 8/15/26	415,000	425,600
5% 8/15/27	270,000	280,670
5% 8/15/28	285,000	296,243
5% 8/15/29	85,000	88,032
5% 8/15/30	395,000	408,691
5% 8/15/31	380,000	392,939
5% 8/15/32	505,000	521,115
5% 8/15/34	790,000	812,995
5% 8/15/35	565,000	580,530
5% 8/15/37	280,000	286,406
5% 8/15/42	4,240,000	4,292,227
5% 8/15/47	1,480,000	1,491,449
Series 2017, 4% 8/15/47	5,960,000	5,460,851
Southern Grove Cmnty. Dev. Distn Series 2021, 4% 5/1/48	620,000	527,054
St. Johns County Indl. Dev. Auth. (Vicars Landing Proj.) Series 2021 A:
4% 12/15/27	20,000	19,391
4% 12/15/28	20,000	19,197
4% 12/15/29	20,000	18,997
4% 12/15/30	20,000	18,790
4% 12/15/31	20,000	18,578
4% 12/15/36	100,000	88,287
4% 12/15/41	75,000	60,478
4% 12/15/46	75,000	56,521
4% 12/15/50	70,000	50,721
St. Johns County School Board (School Board of St. Johns County, Florida Master Lease Prog.) Series 2019 A, 5% 7/1/24	50,000	50,039
Sterling Hill Cmnty. Dev. District Series 2003 B, 5.5% (f)(j)	9,503	4,371
Sumter County Indl. Dev. Auth. Hosp. Rev.:
(Central Florida Health Alliance Projs.) Series 2014 A:
5.125% 7/1/34	100,000	100,067
5.25% 7/1/44	310,000	310,109
Series 2014 A:
5% 7/1/26	50,000	50,032
5% 7/1/29	45,000	45,024
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A:
5% 12/1/29	80,000	80,782
5% 12/1/36	60,000	60,253
5% 12/1/41	135,000	134,183
5% 12/1/55	65,000	61,239
Series 2015 A, 5% 12/1/40	785,000	781,629
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev.:
Series 2015 A, 4% 10/1/28	460,000	460,908
Series 2022 A, 5.25% 10/1/57	1,000,000	1,078,554
Tampa Health Sys. Rev. Series 2016 A, 5% 11/15/46	1,000,000	1,007,103
Tampa Hosp. Rev. (H. Lee Moffitt Cancer Ctr. Proj.):
Series 2016 B, 5% 7/1/37	60,000	60,789
Series 2020 B:
4% 7/1/39	65,000	63,698
4% 7/1/45	4,130,000	3,860,253
5% 7/1/40	45,000	47,087
5% 7/1/50	6,180,000	6,296,229
Tampa Non-Ad Valorem Impt. Rev. Series 2021 C, 3% 10/1/36	500,000	442,468
Tampa Rev. (The Univ. of Tampa Proj.) Series 2015, 5% 4/1/45	860,000	862,713
Tampa Sports Auth. Rev. Series 1995, 6.1% 10/1/26	110,000	113,485
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2020 A:
0% 9/1/34	305,000	194,118
0% 9/1/35	165,000	100,363
0% 9/1/36	255,000	147,576
0% 9/1/37	685,000	375,366
0% 9/1/38	230,000	119,095
0% 9/1/39	220,000	107,972
0% 9/1/40	290,000	134,097
0% 9/1/41	165,000	72,101
0% 9/1/42	165,000	68,149
0% 9/1/45	120,000	41,674
0% 9/1/49	1,835,000	505,151
Tampa-Hillsborough County Expressway Auth. Rev. Series 2017, 5% 7/1/47	4,425,000	4,496,362
The Crossings at Fleming Island Cmnty. Dev. District Spl. Assessment Series 2014 A1, 4.5% 5/1/30	50,000	48,198
Two Rivs West Cmnty. Dev. District F (Series 2024 Proj.) Series 2024, 5.625% 5/1/44 (g)	500,000	493,265
Viera Stewardship District Spl. Assessment Rev.:
(Village 2 - Series 2021 Proj.) Series 2021, 4% 5/1/53	290,000	229,481
Series 2021, 3.125% 5/1/41	100,000	77,833
Series 2023, 5.5% 5/1/54	1,300,000	1,311,461
Village Cmnty. Dev. District:
Series 2020, 3.5% 5/1/40 (Assured Guaranty Muni. Corp. Insured)	975,000	880,809
Series 2022:
5.375% 5/1/42	2,285,000	2,367,584
5.5% 5/1/53	1,060,000	1,093,469
Village Cmnty. Dev. District No. 15 Series 2023:
4.85% 5/1/38 (g)	100,000	101,054
5% 5/1/43 (g)	1,110,000	1,124,665
5.25% 5/1/54 (g)	2,490,000	2,539,807
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.):
Series 2017, 5% 10/15/47	665,000	674,047
Series 2020 A:
5% 10/15/44	215,000	221,612
5% 10/15/49	405,000	413,745
Volusia County School Board Ctfs. of Prtn. (Florida Master Lease Prog.) Series 2016 A:
5% 8/1/29 (Build America Mutual Assurance Insured)	120,000	122,250
5% 8/1/31 (Build America Mutual Assurance Insured)	125,000	127,182
5% 8/1/32 (Build America Mutual Assurance Insured)	605,000	615,367
West Palm Beach Cmnty. Redev. Agcy. Tax Increment Rev. Series 2019:
5% 3/1/34	1,650,000	1,760,805
5% 3/1/35	1,600,000	1,711,447
West Villages Impt. District Series 2024, 5.625% 5/1/54	575,000	562,736
Westside Haines City Cmnty. Dev. (Assessment Area Two Proj.) Series 2024, 5.75% 5/1/44	500,000	499,155
Westview North Cmnty. Dev. Distf Series 2022, 6% 6/15/52	500,000	514,243
Westview South Cmnty. Dev. Distf (Assessment Area One - 2023 Proj. Area) Series 2023, 5.6% 5/1/53	1,130,000	1,137,037
Wildwood Util. Dependent District Series 2023, 5.5% 10/1/53 (Assured Guaranty Muni. Corp. Insured)	2,250,000	2,444,989
TOTAL FLORIDA		426,338,891
Georgia - 2.6%
Atlanta Arpt. Passenger Facilities Charge Rev.:
Series 2019 D:
4% 7/1/35 (e)	3,590,000	3,545,456
4% 7/1/37 (e)	850,000	830,864
4% 7/1/39 (e)	1,065,000	1,036,722
Series 2023 E:
5% 7/1/40 (e)	1,435,000	1,528,644
5.25% 7/1/41 (e)	4,400,000	4,771,816
5.25% 7/1/44 (e)	1,750,000	1,874,202
Atlanta Arpt. Rev. Series 2019 B:
5% 7/1/25 (e)	330,000	333,878
5% 7/1/44 (e)	2,090,000	2,144,806
Atlanta Dev. Auth. Rev. (New Downtown Atlanta Stadium Proj.) Series 2015 A1:
5.25% 7/1/40	670,000	678,583
5.25% 7/1/44	3,245,000	3,279,869
Atlanta Dev. Auth. Sr. Health Care Facilities Current Interest Rev. (Georgia Proton Treatment Ctr. Proj.) Series 2017 A1:
6.5% 1/1/29	505,000	227,250
6.75% 1/1/35	2,745,000	1,235,250
7% 1/1/40	2,910,000	1,309,500
Atlanta Gen. Oblig. Series 2022 A1, 5% 12/1/42	3,025,000	3,311,032
Atlanta Urban Redev. Agcy.:
(Atlanta Beltine Trail Completion Proj.) Series 2021, 2.375% 7/1/26 (g)	140,000	135,542
Series 2021 A:
2.875% 7/1/31 (g)	165,000	149,069
3.625% 7/1/42 (g)	590,000	521,808
Series 2021, 3.875% 7/1/51 (g)	430,000	370,514
Atlanta Wtr. & Wastewtr. Rev.:
Series 2001, 5.5% 11/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	195,000	202,574
Series 2015, 5% 11/1/29	750,000	758,369
Augusta Dev. Auth. Rev. (Wellstar Health Sys., Inc. Proj.) Series 2023 A:
5.125% 4/1/53	2,345,000	2,448,455
5.125% 4/1/53 (Assured Guaranty Muni. Corp. Insured)	2,500,000	2,649,523
Bainbridge Combined Utils. Rev. Series 2021, 4% 12/1/51	1,315,000	1,228,424
Bibb County Dev. Auth. Rev. (USG Real Estate Foundation IX, LLC Proj.) Series 2019, 4% 6/1/44	180,000	161,816
Brookhaven Dev. Auth. Rev. Series 2019 A:
4% 7/1/44	3,740,000	3,622,609
4% 7/1/49	4,585,000	4,323,434
Burke County Indl. Dev. Auth. Poll. Cont. Rev.:
(Georgia Transmission Corp. Proj.) Series 2012, 2.75% 1/1/52 (b)	1,890,000	1,219,316
Bonds:
(Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994, 2.15%, tender 6/13/24 (b)	410,000	409,680
Series 2008 2, 3.375%, tender 3/12/27 (b)	1,000,000	986,382
Series 2013 1, 3.375%, tender 3/12/27 (b)	1,060,000	1,045,564
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 1.5%, tender 2/3/25 (b)	1,075,000	1,044,975
Cobb County Dev. Auth. Series 2015 C:
5% 7/15/30	130,000	130,174
5% 7/15/30 (Pre-Refunded to 7/15/25 @ 100)	5,000	5,077
5% 7/15/33	230,000	230,322
Cobb County Kennestone Hosp. Auth. Rev. (Wellstar Health Sys., Inc. Proj.):
Series 2020 A, 5% 4/1/50	1,360,000	1,382,055
Series 2022 A, 4% 4/1/52	2,000,000	1,855,727
Cobb-Marietta Coliseum & Exhibit Hall Auth. Rev. Series 1993, 5.625% 10/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	105,000	107,162
Columbia County Hosp. Auth. Rev. (Wellstar Health Sys., Inc. Proj.) Series 2023 A, 5.75% 4/1/53	1,530,000	1,695,860
Columbus Med. Ctr. Hosp. Auth. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 B, 5%, tender 7/1/29 (b)	1,200,000	1,256,719
Coweta Cnt Wtr.&Sew Auth. Rev. Series 2024:
4.25% 6/1/57	450,000	437,784
5% 6/1/54	450,000	480,772
Coweta County Dev. Auth. Rev. (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5% 7/1/44	4,210,000	4,286,094
Dalton Whitfield County Joint Dev. Auth. Rev. Series 2017, 4% 8/15/48	750,000	715,862
DeKalb County Dev. Auth. Rev. (The Globe Academy, Inc. Proj.) Series 2024 A, 5% 6/1/45	245,000	245,205
DeKalb Private Hosp. Auth. Rev. Series 2019 B, 5% 7/1/35	75,000	80,385
Fayette County Hosp. Auth. Rev. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5%, tender 7/1/24 (b)	685,000	686,100
Fulton County Dev. Auth. (Robert W. Woodruff Arts Ctr., Inc. Proj.) Series 2015 A, 5% 3/15/36	775,000	788,021
Fulton County Dev. Auth. Hosp. Rev. (Wellstar Health Sys., Inc. Proj.):
Series 2017 A:
5% 4/1/42	1,455,000	1,475,253
5% 4/1/47	5,500,000	5,540,169
Series 2020 A, 4% 4/1/50	1,510,000	1,411,161
Fulton County Dev. Auth. Rev.:
(Piedmont Healthcare, Inc. Proj.) Series 2019 A, 4% 7/1/49	1,000,000	920,065
(Robert W. Woodruff Arts Ctr., Inc. Proj.) Series 2019 A, 5% 3/15/44	1,085,000	1,116,685
Series 2019 C, 5% 7/1/38	70,000	74,134
Series 2019, 4% 6/15/49	340,000	312,605
Fulton County Residential Care Facilities:
(Canterbury Court Proj.):
Series 2019 A:
5% 4/1/47 (g)	335,000	300,514
5% 4/1/54 (g)	535,000	463,065
Series 2021 A:
4% 4/1/41 (g)	420,000	346,947
4% 4/1/51 (g)	1,195,000	888,377
(Lenbrook Square Foundation, Inc. Proj.) Series 2016, 5% 7/1/36	500,000	501,936
(Lenbrook Square Foundation, INC. Proj.) Series 2016, 5% 7/1/42	1,395,000	1,359,309
Gainesville & Hall County Dev. Auth. Retirement Cmnty. Rev. Series 2016, 5% 11/15/33	590,000	606,263
Gainesville & Hall County Hosp. Auth. Rev.:
(Northeast Georgia Health Sys., Inc. Proj.):
Series 2014 A:
5.25% 8/15/49 (Pre-Refunded to 2/15/25 @ 100)	3,245,000	3,281,669
5.5% 8/15/54 (Pre-Refunded to 2/15/25 @ 100)	900,000	911,709
Series 2017 A:
5% 2/15/42	850,000	860,368
5% 2/15/45	1,065,000	1,074,870
Series 2017 B, 5.5% 2/15/42	3,030,000	3,142,485
(Northeast Georgia health Sys., INC. Proj.) Series 2021 A, 2.5% 2/15/51	1,500,000	927,004
Series 2020 A, 3% 2/15/47	5,845,000	4,501,679
Series 2021 A, 4% 2/15/51	1,000,000	924,820
Georgia Gen. Oblig. Series 2023 A, 4% 7/1/42	2,250,000	2,265,764
Georgia Higher Ed. Facilities Auth. Rev.:
(USG Real Estate Foundation II, LLC Projs.) Series 2019, 5% 6/15/34	265,000	280,959
(USG Real Estate Roundation II, LLC Projs.) Series 2019, 5% 6/15/35	240,000	254,411
Georgia Hsg. & Fin. Auth. Rev. Series 2017 A, 4% 12/1/47	175,000	173,915
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2016 A, 5% 1/1/30	1,950,000	1,994,505
Series 2018 A:
5% 1/1/26	205,000	209,083
5% 1/1/27	375,000	385,899
5% 1/1/28	105,000	109,205
Series 2018 HH:
5% 1/1/26	1,070,000	1,091,313
5% 1/1/27	605,000	622,584
5% 1/1/28	630,000	655,229
5% 1/1/44	500,000	509,545
Series 2019 A:
4% 1/1/49	1,460,000	1,306,726
4% 1/1/49 (Build America Mutual Assurance Insured)	550,000	500,659
5% 1/1/26	80,000	81,594
5% 1/1/30	50,000	52,509
5% 1/1/32	50,000	52,449
5% 1/1/34	105,000	110,080
5% 1/1/35	50,000	52,413
5% 1/1/36	65,000	68,076
5% 1/1/37	60,000	62,690
5% 1/1/38	65,000	67,692
5% 1/1/39	80,000	82,968
5% 1/1/39	2,500,000	2,556,108
5% 1/1/44	265,000	271,781
5% 1/1/49	3,720,000	3,755,333
5% 1/1/56	410,000	415,335
5% 1/1/56	400,000	404,316
Series 2019 B, 4% 1/1/49	1,950,000	1,775,064
Series 2019 B2, 4% 1/1/49	1,395,000	1,215,616
Series 2020 A:
5% 1/1/45	470,000	485,527
5% 1/1/50	540,000	552,908
Series 2021 A:
4% 1/1/35 (Assured Guaranty Muni. Corp. Insured)	775,000	779,629
4% 1/1/37 (Assured Guaranty Muni. Corp. Insured)	465,000	465,914
4% 1/1/39 (Assured Guaranty Muni. Corp. Insured)	705,000	694,115
4% 1/1/39 (Assured Guaranty Muni. Corp. Insured)	430,000	425,682
4% 1/1/40 (Assured Guaranty Muni. Corp. Insured)	500,000	487,503
4% 1/1/41 (Assured Guaranty Muni. Corp. Insured)	360,000	350,438
4% 1/1/46 (Assured Guaranty Muni. Corp. Insured)	255,000	237,181
4% 1/1/46 (Assured Guaranty Muni. Corp. Insured)	160,000	148,819
4% 1/1/51	240,000	210,652
4% 1/1/51	240,000	212,474
5% 1/1/31 (Assured Guaranty Muni. Corp. Insured)	365,000	389,155
5% 1/1/33 (Assured Guaranty Muni. Corp. Insured)	705,000	749,886
5% 1/1/33 (Assured Guaranty Muni. Corp. Insured)	415,000	441,422
5% 1/1/34 (Assured Guaranty Muni. Corp. Insured)	625,000	664,723
5% 1/1/34 (Assured Guaranty Muni. Corp. Insured)	440,000	467,965
5% 1/1/62 (Assured Guaranty Muni. Corp. Insured)	575,000	588,025
Series 2022 A, 5% 7/1/52	2,250,000	2,294,806
Series 2023 A:
5% 7/1/48 (Assured Guaranty Muni. Corp. Insured)	1,700,000	1,764,397
5% 7/1/64 (Assured Guaranty Muni. Corp. Insured)	1,125,000	1,161,789
5.25% 7/1/64	1,800,000	1,881,433
5.5% 7/1/64	1,990,000	2,074,835
Series GG, 5% 1/1/26	650,000	650,274
Georgia Port Auth. Rev. Series 2022:
4% 7/1/47	1,500,000	1,449,132
4% 7/1/52	4,000,000	3,791,522
5% 7/1/47	3,700,000	3,944,870
5.25% 7/1/52	4,275,000	4,609,381
Georgia Road & Thruway Auth. Rev.:
Series 2020:
5% 6/1/31	1,415,000	1,548,809
5% 6/1/32	2,120,000	2,320,164
Series 2021 A:
3% 7/15/49	2,190,000	1,652,996
3% 7/15/50	2,500,000	1,868,970
Glynn-Brunswick Memorial Hosp. Auth. Rev.:
(Southeast Georgia Health Sys. Proj.) Series 2017:
4% 8/1/43	270,000	235,000
5% 8/1/39	250,000	249,638
5% 8/1/43	330,000	323,816
(Southwest Georgia Health Sys. Proj.) Series 2020:
4% 8/1/35	65,000	61,056
4% 8/1/36	70,000	65,328
4% 8/1/37	45,000	41,297
Griffin-Spalding County Hosp. (Wellstar Health Sys., Inc. Proj.) Series 2017 A:
4% 4/1/42	810,000	780,596
5% 4/1/37	440,000	450,465
Hosp. Auth. of Savannah Auth. Rev. Series 2019 A:
4% 7/1/35	275,000	269,518
4% 7/1/36	1,090,000	1,071,792
4% 7/1/39	140,000	136,279
4% 7/1/43	1,285,000	1,229,852
Macon-Bibb County Urban Dev. Auh. Series 2017 A:
5% 6/15/27 (g)	30,000	30,212
5.75% 6/15/37 (g)	220,000	226,272
5.875% 6/15/47 (g)	350,000	356,492
6% 6/15/52 (g)	215,000	219,070
Main Street Natural Gas, Inc.:
Bonds:
Series 2019 B, 4%, tender 12/2/24 (b)	2,690,000	2,688,992
Series 2019 C, 4%, tender 9/1/26 (b)	5,635,000	5,635,822
Series 2021 A, 4%, tender 9/1/27 (b)	46,345,000	46,249,599
Series 2021 C, 4%, tender 12/1/28 (b)	8,770,000	8,756,873
Series 2022 B, 5%, tender 6/1/29 (b)	3,825,000	3,974,370
Series 2022 E, 4%, tender 12/1/29 (b)	13,870,000	13,797,836
Series 2023 A, 5%, tender 6/1/30 (b)	5,500,000	5,743,579
Series 2023 C, 5%, tender 9/1/30 (b)	15,305,000	16,069,805
Series 2023 D, 5%, tender 12/1/30 (b)	13,250,000	13,853,783
Series 2023 E2, 5.264%, tender 6/1/31 (Liquidity Facility Royal Bank of Canada) (b)	1,500,000	1,508,737
Series 2024 B, 5%, tender 3/1/32 (b)	2,350,000	2,491,952
Series 2019 A:
4% 5/15/39	250,000	227,935
5% 5/15/31	2,410,000	2,474,158
5% 5/15/32	740,000	759,634
5% 5/15/34	730,000	749,238
5% 5/15/37	375,000	389,088
5% 5/15/43	865,000	869,784
5% 5/15/49	1,250,000	1,269,232
Main Street Natural Gas, Inc. Georgia Gas Proj. Rev. Series 2007 A:
5.5% 9/15/26	2,590,000	2,630,676
5.5% 9/15/28	370,000	381,518
Marietta Dev. Auth. Rev.:
(Life Univ., Inc. Proj.) Series 2017 A:
5% 11/1/27 (g)	485,000	487,621
5% 11/1/37 (g)	395,000	384,878
(Life Univ., Inc. Proj.) Series 2017 A, 5% 11/1/47 (g)	1,550,000	1,424,810
Monroe County Dev. Auth. Poll. Cont. Rev.:
(Georgia Pwr. Co. Plant Scherer Proj.) Series 1995, 2.25% 7/1/25	70,000	68,123
Bonds (Oglethorpe Pwr. Corp. Scherer Proj.) Series 2013 A, 1.5%, tender 2/3/25 (b)	1,825,000	1,774,027
Paulding County Hosp. Auth. Rev. Series 2022 A:
5% 4/1/26	15,000	15,349
5% 4/1/27	10,000	10,326
5% 4/1/28	25,000	26,131
5% 4/1/29	20,000	21,155
5% 4/1/30	15,000	16,031
5% 4/1/31	20,000	21,550
5% 4/1/32	15,000	16,267
Private Colleges & Univs. Auth. Rev.:
(The Savannah College of Art & Design Projs.) Series 2021:
4% 4/1/37	705,000	705,936
4% 4/1/38	85,000	84,429
4% 4/1/40	80,000	78,416
5% 4/1/27	25,000	25,883
5% 4/1/30	390,000	416,377
5% 4/1/31	40,000	43,150
5% 4/1/36	490,000	528,339
Series 2016 B, 5% 10/1/38	865,000	886,464
Series 2020 B:
4% 9/1/37	950,000	973,009
4% 9/1/38	1,425,000	1,445,908
5% 9/1/25	875,000	889,719
5% 9/1/33	140,000	153,041
Series A, 5% 6/1/24	45,000	45,001
World Congress Ctr. Auth. Convention Ctr. Hotel Second Tier Rev.:
Series 2021 A:
2.375% 1/1/31	390,000	345,374
4% 1/1/36	1,330,000	1,291,165
4% 1/1/54	8,110,000	6,896,712
Series 2021 B:
3.625% 1/1/31 (g)	505,000	474,932
5% 1/1/36 (g)	710,000	693,338
5% 1/1/54 (g)	4,145,000	3,678,115
TOTAL GEORGIA		313,650,419
Guam - 0.1%
Guam Dept. of Ed. (John F. Kennedy High School Rfdg. And Energy Efficiency Proj.) Series 2020 A, 5% 2/1/40	300,000	289,091
Guam Govt. Bus. Privilege Tax Rev.:
Series 2015 D:
5% 11/15/34	470,000	474,039
5% 11/15/35	400,000	403,336
Series 2021 F:
4% 1/1/42	805,000	746,646
5% 1/1/29	240,000	249,665
5% 1/1/30	195,000	204,107
5% 1/1/31	140,000	147,552
Series 2021, 4% 1/1/36	1,580,000	1,547,966
Guam Int'l. Arpt. Auth. Rev.:
Series 2021 A:
3.839% 10/1/36	180,000	150,061
4.46% 10/1/43	205,000	165,403
Series 2023 A:
5.25% 10/1/30 (e)	1,500,000	1,502,305
5.375% 10/1/40 (e)	525,000	515,450
Guam Pwr. Auth. Rev. Series 2022 A:
5% 10/1/38	1,000,000	1,040,707
5% 10/1/43	200,000	203,656
5% 10/1/44	1,350,000	1,371,803
Guam Wtrwks. Auth. Wtr. and Wastewtr. Sys. Rev.:
Series 2016, 5% 1/1/46	750,000	758,591
Series 2020 A, 5% 1/1/50	1,290,000	1,311,568
Port Auth. of Guam Port Rev. Series 2018 A, 5% 7/1/48	350,000	351,410
TOTAL GUAM		11,433,356
Hawaii - 0.2%
Hawaii Arpts. Sys. Rev.:
Series 2018 A:
5% 7/1/29 (e)	155,000	160,736
5% 7/1/30 (e)	185,000	192,036
5% 7/1/31 (e)	175,000	181,392
5% 7/1/32 (e)	185,000	191,739
5% 7/1/33 (e)	185,000	191,591
5% 7/1/43 (e)	1,770,000	1,799,534
5% 7/1/48 (e)	10,030,000	10,135,243
Series 2022 A:
4% 7/1/40 (e)	250,000	241,346
5% 7/1/47 (e)	1,000,000	1,034,224
Hawaii Dept. of Budget & Fin. Spl. Purp. Rev.:
Series 2013 A, 6.875% 7/1/43 (g)	400,000	400,231
Series 2018, 6% 7/1/28 (g)	1,000,000	1,018,722
Series 2019, 3.5% 10/1/49 (e)	1,900,000	1,473,543
Hawaii Gen. Oblig.:
Series 2017 FK, 4% 5/1/32	700,000	704,175
Series 2020 A, 4% 7/1/36 (e)	150,000	148,811
Series 2020 C:
4% 7/1/37	60,000	60,584
4% 7/1/38	70,000	70,253
4% 7/1/40	60,000	59,541
Series FG, 5% 10/1/27	65,000	67,155
Honolulu City & County Gen. Oblig.:
(Honolulu Rail Transit Proj.) Series 2020 B, 5% 3/1/29	4,975,000	5,350,257
Series 2016 C, 4% 10/1/31	720,000	725,851
Series 2019 A, 5% 9/1/24	50,000	50,151
Series 2022 A:
5% 11/1/24	605,000	608,322
5% 11/1/25	270,000	275,944
Honolulu City and County Wastewtr. Sys.:
Series 2015 B, 4% 7/1/29	1,550,000	1,552,277
Series 2016 A, 3% 7/1/41	2,700,000	2,213,337
Kauai County Hawaii Cmnty. Facilities D:
(Kukui'ula Dev. Proj.) Series 2019 1, 5% 5/15/49	250,000	245,487
Series 2022:
4.375% 5/15/42	250,000	219,234
5% 5/15/51	550,000	537,889
TOTAL HAWAII		29,909,605
Idaho - 0.2%
Idaho Health Facilities Auth. Rev.:
(St. Luke's Health Sys. Proj.):
Series 2014 A, 5% 3/1/39	2,575,000	2,573,764
Series 2021 A, 3% 3/1/51	250,000	179,957
Series 2015 ID:
5% 12/1/24	30,000	30,173
5.5% 12/1/27	180,000	182,716
Idaho Hsg. & Fin. Assn Sales Tax Series 2023 A, 5.25% 8/15/48	8,900,000	9,702,933
Idaho Hsg. & Fin. Assoc. Single Family Mtg.:
(Idaho St Garvee Proj.) Series 2017 A:
5% 7/15/24	40,000	40,046
5% 7/15/25	40,000	40,621
5% 7/15/26	30,000	30,913
Series 2019 A, 4% 1/1/50	865,000	855,651
Series 2021 A:
5% 7/15/29	190,000	204,092
5% 7/15/30	65,000	70,395
5% 7/15/31	40,000	43,693
5% 7/15/32	80,000	87,360
Series 2023 C:
4.75% 7/1/48	1,000,000	1,009,532
4.8% 7/1/53	1,000,000	1,007,787
Series 2024 A, 4.65% 1/1/54	880,000	875,171
Idaho Hsg. and Fin. Assoc.:
(Gem Prep: Meridian Proj.) Series 2022 A, 4% 5/1/57	300,000	244,320
(Sage Int'l. School of Middleton Proj.) Series 2024 A, 4.75% 5/1/54	395,000	377,933
(White Pine Charter School Proj.) Series 2023 A, 5.75% 5/1/48	525,000	555,322
Pwr. County Idaho Indl. Dev. Corp. Solid Waste Disp. Rev. Series 1999, 6.45% 8/1/32 (e)	640,000	641,890
Spring Valley Cmnty. Infrastructure District No. 1 Eagle Spl. Assessment:
Series 2021, 3.75% 9/1/51 (g)	3,027,000	2,511,678
Series 2024, 6.25% 9/1/53 (g)	1,500,000	1,528,119
TOTAL IDAHO		22,794,066
Illinois - 6.7%
Bridgeview Fin. Corp. Series 2017 A, 5% 12/1/42	350,000	331,766
Bridgeview Gen. Oblig.:
Series 2005, 5.14% 12/1/36	1,960,000	1,737,627
Series 2015 A, 5.625% 12/1/41	250,000	245,260
Carol Stream Park District Dupage County Series 2020 C, 3% 11/1/32	265,000	240,734
Champaign County Cmnty. Unit:
Series 2019:
4% 6/1/26	5,000	5,029
4% 6/1/27	55,000	55,527
4% 6/1/28	40,000	40,496
4% 6/1/29	100,000	101,434
4% 6/1/30	65,000	65,744
4% 6/1/31	80,000	80,892
4% 6/1/34	65,000	65,441
4% 6/1/35	85,000	85,261
4% 6/1/36	100,000	99,728
Series 2020 A:
5% 1/1/29	45,000	47,423
5% 1/1/30	40,000	42,158
5% 1/1/31	55,000	57,863
5% 1/1/33	105,000	109,849
Chicago Board of Ed.:
Series 1998 B, 0% 12/1/30	400,000	296,238
Series 1998 B1:
0% 12/1/26 (FGIC Insured)	725,000	649,290
0% 12/1/27 (FGIC Insured)	2,180,000	1,862,552
0% 12/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	830,000	676,795
0% 12/1/29 (Assured Guaranty Muni. Corp. Insured)	1,995,000	1,563,292
Series 1999 A:
0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,750,000	2,462,824
0% 12/1/27 (FGIC Insured)	300,000	256,314
0% 12/1/28 (FGIC Insured)	2,110,000	1,717,506
0% 12/1/29	700,000	542,662
0% 12/1/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	305,000	225,882
5.5% 12/1/26 (Assured Guaranty Corp. Insured) (FGIC Insured)	500,000	516,096
Series 2005 A:
5.5% 12/1/29 (AMBAC Insured)	165,000	169,362
5.5% 12/1/30 (AMBAC Insured)	120,000	123,868
5.5% 12/1/31 (AMBAC Insured)	330,000	341,884
Series 2012 A, 5% 12/1/42	2,605,000	2,549,607
Series 2013 A, 5.5% 12/1/28 (AMBAC Insured)	245,000	249,982
Series 2015 C:
5.25% 12/1/35	130,000	130,034
5.25% 12/1/39	260,000	259,443
Series 2016 A, 7% 12/1/44	1,955,000	2,018,303
Series 2016 B, 6.5% 12/1/46	40,000	41,449
Series 2016:
5.75% 4/1/35	1,670,000	1,758,725
6% 4/1/46	8,945,000	9,359,740
Series 2017 A, 7% 12/1/46 (g)	690,000	742,414
Series 2017 B, 7% 12/1/42 (g)	400,000	432,781
Series 2017 C:
5% 12/1/24	805,000	807,754
5% 12/1/25	560,000	566,099
5% 12/1/26	65,000	66,304
5% 12/1/30	310,000	318,456
Series 2017 D:
5% 12/1/24	215,000	215,732
5% 12/1/31	475,000	487,567
Series 2017 G:
5% 12/1/34	195,000	199,388
5% 12/1/44	600,000	597,909
Series 2017 H:
5% 12/1/36	480,000	488,053
5% 12/1/46	1,020,000	1,006,036
Series 2017:
5% 4/1/36	215,000	219,524
5% 4/1/37	210,000	213,695
5% 4/1/42	380,000	382,649
5% 4/1/46	920,000	922,118
Series 2018 A:
5% 12/1/24 (Assured Guaranty Muni. Corp. Insured)	295,000	295,785
5% 12/1/25	70,000	70,762
5% 12/1/26	70,000	71,404
5% 12/1/27 (Assured Guaranty Muni. Corp. Insured)	1,250,000	1,280,465
5% 12/1/28	575,000	595,720
5% 12/1/29	250,000	258,459
5% 12/1/30	835,000	863,687
5% 12/1/32	100,000	103,321
5% 12/1/34 (Assured Guaranty Muni. Corp. Insured)	100,000	103,511
5% 12/1/35	70,000	71,810
5% 12/1/35 (Assured Guaranty Muni. Corp. Insured)	100,000	103,429
Series 2018 C:
5% 12/1/24	100,000	100,341
5% 12/1/25	580,000	586,317
5% 12/1/32 (Assured Guaranty Muni. Corp. Insured)	2,500,000	2,586,152
5% 12/1/46	6,035,000	5,955,121
Series 2018:
5% 4/1/38	290,000	296,537
5% 4/1/42	1,060,000	1,073,286
5% 4/1/46	350,000	352,064
Series 2019 A:
5% 12/1/25	140,000	141,525
5% 12/1/26	115,000	117,307
5% 12/1/28	405,000	419,594
5% 12/1/29	175,000	182,576
5% 12/1/30	1,040,000	1,081,786
5% 12/1/31	465,000	483,615
5% 12/1/33	1,090,000	1,131,615
Series 2021 A:
5% 12/1/35	2,500,000	2,598,740
5% 12/1/36	195,000	201,399
5% 12/1/37	750,000	769,322
5% 12/1/38	250,000	255,142
5% 12/1/39	2,690,000	2,740,338
5% 12/1/40	2,015,000	2,042,361
Series 2021 B:
5% 12/1/31	350,000	367,048
5% 12/1/36	615,000	635,181
Series 2022 A:
4% 12/1/47	3,485,000	3,019,730
4% 12/1/47	500,000	440,484
5% 12/1/43	7,015,000	7,051,957
5% 12/1/47	5,685,000	5,653,873
Series 2022 B:
4% 12/1/35	1,535,000	1,497,647
4% 12/1/36	2,880,000	2,753,459
4% 12/1/38	475,000	443,889
4% 12/1/39	1,000,000	926,737
4% 12/1/40	265,000	242,811
4% 12/1/41	1,965,000	1,788,253
Series 2023 A:
5.875% 12/1/47	2,135,000	2,323,652
6% 12/1/49	2,705,000	2,960,991
Series 2023:
5% 4/1/45	745,000	774,181
5.75% 4/1/48	8,195,000	9,004,659
Chicago Gen. Oblig.:
(Cap. Impt. Proj.) Series 1999, 0% 1/1/27 (Escrowed to Maturity)	1,790,000	1,617,766
(City Colleges Proj.) Series 1999, 0% 1/1/26 (Escrowed to Maturity)	2,065,000	1,939,764
Series 2005 D, 5.5% 1/1/40	1,690,000	1,694,430
Series 2007 E, 5.5% 1/1/35	210,000	211,280
Series 2013 A, 5.5% 1/1/33	195,000	196,331
Series 2015 C:
5% 1/1/25	340,000	341,713
5% 1/1/38	500,000	502,007
Series 2017 A:
5.625% 1/1/31	60,000	62,158
5.75% 1/1/34	300,000	311,473
6% 1/1/38	1,000,000	1,040,365
6% 1/1/38	12,450,000	12,936,088
Series 2019 A:
5% 1/1/39	920,000	943,309
5% 1/1/40	790,000	807,460
5% 1/1/44	5,450,000	5,536,597
5.5% 1/1/35	3,065,000	3,273,082
5.5% 1/1/49	6,040,000	6,211,980
Series 2020 A:
5% 1/1/26	230,000	233,547
5% 1/1/27	1,485,000	1,527,218
5% 1/1/28	2,830,000	2,949,255
5% 1/1/29	2,310,000	2,438,775
5% 1/1/30	4,310,000	4,591,824
5% 1/1/32	85,000	90,266
Series 2021 A:
4% 1/1/35	530,000	527,401
5% 1/1/31	95,000	102,047
5% 1/1/32	5,245,000	5,621,426
5% 1/1/33	990,000	1,059,965
5% 1/1/34	705,000	753,536
Series 2021 B:
4% 1/1/32	82,000	82,114
4% 1/1/37	250,000	245,703
4% 1/1/38	110,000	106,704
Series 2023 A:
5.25% 1/1/38	10,840,000	11,578,091
5.5% 1/1/39	1,630,000	1,762,677
5.5% 1/1/40	600,000	645,368
5.5% 1/1/41	6,235,000	6,575,448
5.5% 1/1/43	955,000	1,001,432
Chicago Heights Ill Series 2018 B, 5.25% 12/1/34	250,000	262,798
Chicago Metropolitan Wtr. Reclamation District of Greater Chicago:
Series 2014 A, 5% 12/1/44 (Pre-Refunded to 12/1/24 @ 100)	2,650,000	2,665,965
Series 2014 B, 5% 12/1/39 (Pre-Refunded to 12/1/24 @ 100)	2,435,000	2,449,075
Chicago Midway Arpt. Rev.:
Series 2016 A:
4% 1/1/33 (e)	905,000	877,985
5% 1/1/28 (e)	245,000	246,993
Series 2016 B:
4% 1/1/35	235,000	233,064
5% 1/1/36	495,000	502,336
5% 1/1/37	625,000	633,702
5% 1/1/46	660,000	663,854
Series 2023, 5.75% 1/1/48 (Build America Mutual Assurance Insured) (e)	1,025,000	1,121,936
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2012 A, 5% 1/1/30	250,000	249,843
Series 2015 A:
5% 1/1/27 (e)	1,475,000	1,478,930
5% 1/1/31 (e)	735,000	737,698
5% 1/1/34 (e)	1,975,000	1,982,243
Series 2015 B:
5% 1/1/28	635,000	638,073
5% 1/1/32	65,000	65,339
Series 2015 C:
5% 1/1/31 (e)	785,000	787,881
5% 1/1/32 (e)	800,000	802,951
5% 1/1/33 (e)	725,000	727,669
5% 1/1/46 (e)	2,975,000	2,975,557
Series 2015 D, 5% 1/1/46	240,000	240,343
Series 2015:
5% 1/1/34 (e)	675,000	677,476
5% 1/1/35 (e)	120,000	120,439
Series 2016 B:
5% 1/1/34	900,000	915,337
5% 1/1/35	540,000	548,686
5% 1/1/41	360,000	363,605
Series 2016 C:
5% 1/1/32	265,000	269,531
5% 1/1/33	405,000	411,916
5% 1/1/34	470,000	478,009
5% 1/1/36	1,500,000	1,523,607
Series 2016 D, 5% 1/1/47	3,420,000	3,468,570
Series 2016 G:
5% 1/1/37 (e)	245,000	248,789
5% 1/1/42 (e)	245,000	246,631
5% 1/1/47 (e)	395,000	395,649
5% 1/1/52 (e)	365,000	362,269
5.25% 1/1/29 (e)	40,000	41,030
5.25% 1/1/31 (e)	50,000	51,362
Series 2017 A, 5% 1/1/31	430,000	443,893
Series 2017 B:
5% 1/1/34	85,000	87,576
5% 1/1/35	395,000	406,950
5% 1/1/36	90,000	92,672
5% 1/1/37	1,395,000	1,434,394
5% 1/1/38	125,000	128,281
Series 2017 C:
5% 1/1/30	75,000	77,389
5% 1/1/31	75,000	77,423
5% 1/1/32	80,000	82,432
Series 2017 D:
5% 1/1/28 (e)	365,000	372,697
5% 1/1/29 (e)	305,000	311,013
5% 1/1/32 (e)	330,000	335,807
5% 1/1/34 (e)	495,000	503,666
5% 1/1/35 (e)	365,000	371,369
5% 1/1/36 (e)	450,000	457,604
5% 1/1/37 (e)	245,000	248,789
5% 1/1/52 (e)	500,000	496,258
Series 2018 A:
4% 1/1/43 (e)	2,500,000	2,350,854
5% 1/1/37 (e)	3,680,000	3,790,869
5% 1/1/38 (e)	2,880,000	2,957,059
5% 1/1/39 (e)	2,415,000	2,469,390
5% 1/1/48 (e)	2,095,000	2,127,165
5% 1/1/53 (e)	690,000	697,604
Series 2018 B:
5% 1/1/36	145,000	153,311
5% 1/1/37	210,000	221,505
5% 1/1/48	735,000	754,210
5% 1/1/53	90,000	92,219
Series 2020 A:
4% 1/1/36	2,500,000	2,518,717
4% 1/1/36 (Assured Guaranty Muni. Corp. Insured)	1,900,000	1,923,751
4% 1/1/37	590,000	595,639
4% 1/1/38	45,000	45,025
Series 2022 A:
4.5% 1/1/48 (e)	4,235,000	4,107,209
4.625% 1/1/53 (e)	2,325,000	2,248,493
5.5% 1/1/53 (Assured Guaranty Muni. Corp. Insured) (e)	5,750,000	6,061,148
5.5% 1/1/55 (e)	740,000	782,902
Series 2022 C:
5% 1/1/37 (e)	1,000,000	1,064,269
5% 1/1/38 (e)	1,000,000	1,058,868
5% 1/1/39 (e)	1,400,000	1,472,941
5% 1/1/41 (e)	2,000,000	2,083,864
Series 2023:
5% 1/1/38 (Build America Mutual Assurance Insured)	785,000	851,216
5.25% 1/1/43 (Build America Mutual Assurance Insured)	605,000	651,567
Chicago O'Hare Int'l. Arpt. Spl. Facilities Rev. Series 2018:
5% 7/1/33 (e)	155,000	157,544
5% 7/1/38 (e)	715,000	721,284
5% 7/1/48 (e)	3,915,000	3,892,325
Chicago Park District Gen. Oblig. Series 2021 C, 4% 1/1/35	890,000	887,904
Chicago Transit Auth.:
Series 2014, 5% 12/1/44 (Assured Guaranty Muni. Corp. Insured)	2,500,000	2,503,604
Series 2017:
5% 12/1/46	500,000	504,331
5% 12/1/51	2,370,000	2,374,677
Series 2020 A:
4% 12/1/50 (Build America Mutual Assurance Insured)	1,635,000	1,497,980
4% 12/1/55	1,035,000	919,946
5% 12/1/45	2,165,000	2,201,258
5% 12/1/55	360,000	364,852
Series 2022 A:
4% 12/1/49	1,205,000	1,095,277
5% 12/1/57	2,115,000	2,162,920
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/25	75,000	75,691
5% 6/1/26	120,000	122,281
Chicago Wastewtr. Transmission Rev.:
Series 2008 C:
5% 1/1/34	140,000	140,586
5% 1/1/35	140,000	140,561
5% 1/1/39	690,000	691,544
Series 2014:
5% 1/1/44	1,850,000	1,852,255
5% 1/1/44	1,445,000	1,446,674
Series 2017 A:
5% 1/1/47	385,000	387,474
5.25% 1/1/42 (Assured Guaranty Muni. Corp. Insured)	1,250,000	1,282,769
Series 2017 B:
5% 1/1/30	1,150,000	1,185,677
5% 1/1/36	970,000	992,854
5% 1/1/38	240,000	245,093
Series 2023 A:
5.25% 1/1/53 (Assured Guaranty Muni. Corp. Insured)	1,750,000	1,861,339
5.25% 1/1/58 (Assured Guaranty Muni. Corp. Insured)	3,000,000	3,180,134
5.5% 1/1/62 (Assured Guaranty Muni. Corp. Insured)	750,000	808,336
Series 2024 A:
5% 1/1/26	500,000	510,147
5% 1/1/27	600,000	619,210
5% 1/1/28	600,000	629,961
Chicago Wtr. Rev.:
Series 2004, 5% 11/1/25	280,000	285,049
Series 2012, 4% 11/1/37	85,000	82,604
Series 2014:
5% 11/1/39	3,855,000	3,860,819
5% 11/1/44	370,000	370,515
Series 2016 A1, 5% 11/1/27	190,000	195,268
Series 2017 2:
5% 11/1/32 (Assured Guaranty Muni. Corp. Insured)	1,240,000	1,286,721
5% 11/1/33 (Assured Guaranty Muni. Corp. Insured)	1,450,000	1,502,691
5% 11/1/34 (Assured Guaranty Muni. Corp. Insured)	1,445,000	1,499,462
5% 11/1/37 (Assured Guaranty Muni. Corp. Insured)	575,000	595,560
Series 2017:
5% 11/1/29	240,000	247,226
5.25% 11/1/33 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,044,257
5.25% 11/1/35 (Assured Guaranty Muni. Corp. Insured)	750,000	786,288
Series 2023 A, 5.25% 11/1/48 (Assured Guaranty Muni. Corp. Insured)	3,720,000	4,005,797
Cook County Cmnty. College District Series 2017, 5% 12/1/47	2,060,000	2,089,153
Cook County Cmnty. Consolidated School District No. 59 Series 2020:
5% 3/1/25	55,000	55,551
5% 3/1/28	85,000	89,725
Cook County Gen. Oblig.:
Series 2016 A:
5% 11/15/26	690,000	712,833
5% 11/15/27	340,000	348,974
5% 11/15/28	445,000	456,955
5% 11/15/29	890,000	913,700
5% 11/15/30	605,000	622,110
5% 11/15/31	2,400,000	2,467,306
Series 2021 A:
5% 11/15/31	235,000	255,501
5% 11/15/32	155,000	167,800
5% 11/15/33	1,475,000	1,594,848
Series 2021 B:
4% 11/15/25	560,000	563,143
4% 11/15/26	285,000	288,271
4% 11/15/27	290,000	294,872
4% 11/15/28	145,000	146,912
Cook County Ill High School District # Series 2021 A:
2% 12/15/33	205,000	162,720
2% 12/15/34	215,000	168,031
Cook County Ill Hsd 209 Proviso Series 2018 B, 4% 12/1/38 (Assured Guaranty Muni. Corp. Insured)	905,000	893,114
Cook County Sales Tax Rev.:
Series 2018, 4% 11/15/37	750,000	754,529
Series 2021 A:
4% 11/15/39	295,000	278,325
4% 11/15/40	665,000	628,493
4% 11/15/41	905,000	860,002
Series 2022 A, 5.25% 11/15/45	1,150,000	1,231,813
DuPage & Cook Counties Cmnty. Unit School District #205 Series 2020, 3% 1/1/37	1,885,000	1,590,899
Elk Grove Village Series 2017:
5% 1/1/34	325,000	336,713
5% 1/1/36	315,000	325,966
Galesburg Rev. (Knox College Proj.) Series 2021 A, 4% 10/1/46	300,000	246,375
Grundy & Will Counties Cmnty. School Gen. Oblig. Series 2018:
5% 2/1/29	35,000	36,153
5% 2/1/29 (Pre-Refunded to 2/1/27 @ 100)	5,000	5,189
Illinois Dev. Fin. Auth. Envir. Facilities Rev. Series 2002, 8% 6/1/32 (e)	245,000	245,233
Illinois Fin. Auth.:
Series 2020 A:
3% 5/15/50	4,750,000	3,471,973
3% 5/15/50 (Build America Mutual Assurance Insured)	2,195,000	1,655,269
3.25% 8/15/49	3,985,000	2,960,782
4% 8/15/39	930,000	909,916
4% 8/15/40	500,000	485,200
4% 5/15/50	5,570,000	4,928,255
Series 2021 A:
2.25% 7/1/33 (e)	115,000	91,399
5% 5/15/32	135,000	129,355
5% 5/15/33	145,000	137,372
5.125% 11/1/55 (g)	680,000	573,446
Series 2021 B, 7% 11/1/37 (g)	210,000	202,661
Series 2021:
4% 10/1/33	170,000	144,257
5% 10/1/31	240,000	222,250
Series 2022 A:
5% 8/15/47	10,000,000	10,379,231
5% 8/15/51	2,075,000	2,154,386
5% 8/15/52	2,750,000	2,836,094
5.5% 10/1/42	1,970,000	2,021,989
5.5% 10/1/47	1,820,000	1,850,817
6.125% 5/15/35	1,045,000	1,070,197
6.125% 5/15/36	1,215,000	1,236,980
Series 2022:
5% 3/1/34	90,000	88,776
5% 3/1/38	110,000	105,284
5% 3/1/42	70,000	65,265
5% 6/1/44	500,000	520,678
5% 3/1/47	125,000	113,688
5% 6/1/47	375,000	387,493
5% 3/1/52	110,000	97,428
Series 2023 A:
5.25% 8/1/38 (g)	300,000	319,546
5.5% 8/1/43 (g)	360,000	382,170
Illinois Fin. Auth. Academic Facilities (Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A:
5% 10/1/27	15,000	15,524
5% 10/1/28	15,000	15,700
5% 10/1/31	10,000	10,546
5% 10/1/32	15,000	15,754
5% 10/1/33	30,000	31,344
5% 10/1/35	15,000	15,643
5% 10/1/36	15,000	15,571
5% 10/1/37	20,000	20,651
5% 10/1/38	20,000	20,534
5% 10/1/39	35,000	35,793
5% 10/1/44	305,000	308,683
5% 10/1/49	370,000	371,320
5% 10/1/51	390,000	391,028
Illinois Fin. Auth. Health Svcs. Facility Lease Rev. (Provident Group - UIC Surgery Ctr. LLC - Univ. of Illinois Health Svcs. Facility Proj.) Series 2020:
4% 10/1/50	2,155,000	1,863,186
4% 10/1/55	250,000	209,128
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C:
5% 8/1/29	150,000	155,682
5% 8/1/30	110,000	114,185
5% 8/1/31	130,000	135,061
5% 8/1/32	150,000	155,601
(Depaul Univ. Proj.) Series 2016 A:
4% 10/1/31	85,000	85,128
4% 10/1/34	120,000	120,198
5% 10/1/29	120,000	123,037
5% 10/1/30	120,000	123,089
5% 10/1/33	85,000	86,992
(Franciscan Cmntys. Proj.) Series 2017 A, 5% 5/15/37	545,000	546,465
(Franciscan Communitites Proj.) Series 2017 A, 5% 5/15/47	220,000	207,116
(Northwestern Memorial Hosp.,IL. Proj.) Series 2017 A:
5% 7/15/25	65,000	65,920
5% 7/15/30	85,000	89,127
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	4,755,000	4,466,119
5% 5/15/43	5,635,000	5,666,377
(Presence Health Proj.) Series 2016 C:
3.625% 2/15/32	140,000	133,593
4% 2/15/33	30,000	30,033
5% 2/15/29	945,000	970,818
5% 2/15/36	560,000	571,610
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C:
5% 8/1/46	295,000	295,363
5% 8/1/49	190,000	189,027
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	125,000	125,704
(The Admiral at the Lake Proj.) Series 2017:
5% 5/15/33	920,000	858,178
5.125% 5/15/38	1,550,000	1,355,103
5.25% 5/15/42	280,000	233,098
5.25% 5/15/54	1,690,000	1,278,962
(Township High School District # 207 Proj.) Series 2019, 4% 12/1/37	875,000	879,916
Series 2008 A1, 4% 11/1/30	785,000	779,333
Series 2013:
5% 11/15/28	350,000	350,053
5% 11/15/29	170,000	170,034
Series 2014 A, 4% 10/1/38	1,500,000	1,426,778
Series 2015 A:
5% 11/15/31	195,000	196,833
5% 12/1/37	350,000	328,876
Series 2015 C:
4.125% 8/15/37	105,000	98,632
5% 8/15/35	705,000	709,954
5% 8/15/44	3,205,000	3,214,991
Series 2015:
5.25% 5/15/45 (Pre-Refunded to 5/15/25 @ 100)	170,000	172,192
5.25% 5/15/50 (Pre-Refunded to 5/15/25 @ 100)	455,000	460,867
6.125% 11/15/35	415,000	417,749
6.375% 11/15/43	565,000	568,188
Series 2016 A:
5% 2/15/29	625,000	637,081
5% 2/15/30	660,000	672,831
5% 7/1/30 (Pre-Refunded to 7/1/26 @ 100)	85,000	87,534
5% 2/15/31	535,000	545,441
5% 2/15/32	515,000	525,043
5% 7/1/33 (Pre-Refunded to 7/1/26 @ 100)	185,000	190,516
5% 8/15/35 (Pre-Refunded to 8/15/26 @ 100)	65,000	66,709
5% 7/1/36 (Pre-Refunded to 7/1/26 @ 100)	400,000	411,927
5% 8/15/36 (Pre-Refunded to 8/15/26 @ 100)	245,000	251,443
5.25% 8/15/29 (Pre-Refunded to 8/15/26 @ 100)	55,000	56,734
5.25% 8/15/31 (Pre-Refunded to 8/15/26 @ 100)	75,000	77,365
Series 2016 B:
4% 8/15/41	250,000	241,687
5% 8/15/30	170,000	175,458
5% 8/15/31	895,000	922,619
5% 8/15/32	735,000	755,613
5% 8/15/33	255,000	261,588
5% 8/15/34	1,050,000	1,077,383
5% 8/15/36	1,275,000	1,304,570
Series 2016 C:
3.75% 2/15/34	215,000	205,202
4% 2/15/36	925,000	906,756
4% 2/15/41	4,965,000	4,810,384
5% 2/15/31	3,685,000	3,778,197
5% 2/15/32	535,000	547,830
5% 2/15/34	555,000	566,963
5% 2/15/41	870,000	877,380
Series 2016:
4% 12/1/35	25,000	23,953
5% 5/15/29	150,000	152,665
5% 12/1/29	270,000	274,663
5% 5/15/30	320,000	325,258
5% 12/1/33	285,000	289,904
5% 12/1/40	1,000,000	1,010,249
5% 12/1/46	1,970,000	1,977,025
Series 2017 A:
4% 7/15/47	3,705,000	3,533,582
5% 1/1/34 (Pre-Refunded to 1/1/27 @ 100)	490,000	507,900
5% 1/1/35 (Pre-Refunded to 1/1/27 @ 100)	490,000	507,900
5% 8/1/42	210,000	211,291
5% 3/1/47	2,135,000	2,099,165
5% 8/1/47	245,000	245,088
Series 2017:
5% 1/1/29	405,000	418,088
5% 2/15/32	160,000	161,233
5% 7/1/33	190,000	196,266
5% 7/1/34	835,000	862,480
5% 7/1/35	170,000	175,658
5% 2/15/37 (f)	300,000	69,000
5.125% 2/15/45 (f)	300,000	69,000
5.25% 2/15/37	115,000	115,853
Series 2019 A, 3% 7/1/35 (e)	90,000	77,940
Series 2019:
4% 9/1/35	375,000	329,445
4% 9/1/37	1,020,000	858,677
4% 9/1/39	55,000	44,786
5% 9/1/30	10,000	9,915
5% 9/1/38	50,000	46,667
Illinois Fin. Auth. Student Hsg. and Academic Facility Rev.:
(CHF - Chicago, LLC - Univ. of Illinois At Chicago Proj.) Series 2017 A, 5% 2/15/28	40,000	40,409
(CHF - Chicago, LLC - Univ. of Illinois at Chicago Proj.) Series 2017 A, 5% 2/15/37	100,000	100,256
(CHF - Chicago, LLC - Univ. of Illinois At Chicago Proj.) Series 2017 A:
5% 2/15/47	1,450,000	1,392,844
5% 2/15/50	1,110,000	1,050,068
Illinois Gen. Oblig.:
Series 2006:
5.5% 1/1/28	320,000	338,256
5.5% 1/1/31	110,000	121,735
Series 2010, 6.875% 7/1/25	1,170,000	1,175,707
Series 2014 February:
5.25% 2/1/33	2,430,000	2,432,277
5.25% 2/1/34	435,000	435,407
Series 2014:
5% 2/1/25	565,000	565,423
5% 2/1/26	365,000	365,309
5% 2/1/27	70,000	70,050
5% 4/1/28	310,000	310,207
5% 5/1/28	445,000	445,283
5% 5/1/29	500,000	500,332
5% 5/1/32	80,000	80,057
5% 5/1/33	90,000	90,071
5% 5/1/36	2,165,000	2,166,583
5% 2/1/39	2,085,000	2,086,295
5.25% 2/1/29	170,000	170,347
5.25% 2/1/30	575,000	576,188
5.25% 2/1/31	130,000	130,147
5.25% 2/1/32	2,920,000	2,922,851
Series 2016:
4% 6/1/41	3,000,000	2,882,295
4.5% 11/1/39	400,000	401,453
5% 2/1/25	555,000	558,732
5% 2/1/26	395,000	402,366
5% 6/1/26	180,000	184,040
5% 2/1/27	7,685,000	7,915,777
5% 1/1/28	1,000,000	1,015,430
5% 2/1/28	795,000	817,316
5% 11/1/28	425,000	435,150
5% 2/1/29	500,000	514,211
5% 1/1/33	600,000	607,931
5% 11/1/33	445,000	453,826
Series 2017 A:
4.5% 12/1/41	350,000	350,629
5% 12/1/26	185,000	190,210
5% 12/1/34	625,000	646,409
Series 2017 B, 5% 12/1/27	450,000	467,797
Series 2017 C, 5% 11/1/29	4,410,000	4,570,307
Series 2017 D:
3.25% 11/1/26	250,000	243,438
5% 11/1/24	800,000	803,400
5% 11/1/25	215,000	218,466
5% 11/1/26	3,110,000	3,194,530
5% 11/1/27	14,385,000	14,939,959
5% 11/1/28	5,655,000	5,858,952
Series 2018 A:
5% 10/1/24	30,000	30,086
5% 10/1/25	235,000	238,501
5% 10/1/26	85,000	87,227
5% 10/1/28	260,000	272,727
5% 10/1/29	105,000	110,260
5% 10/1/30	1,170,000	1,229,738
5% 10/1/31	645,000	678,046
5% 5/1/39	725,000	748,183
6% 5/1/27	1,475,000	1,563,846
Series 2018 B:
5% 10/1/26	65,000	66,703
5% 10/1/31	765,000	804,194
5% 10/1/32	795,000	835,184
Series 2019 A:
5% 11/1/27	2,095,000	2,175,825
5% 11/1/28	2,775,000	2,913,285
Series 2019 B:
4% 11/1/33	1,475,000	1,466,303
5% 9/1/24	30,000	30,062
Series 2019 C, 4% 11/1/41	700,000	661,444
Series 2020 B:
4% 10/1/32	475,000	473,869
5% 10/1/28	280,000	293,706
Series 2020 C:
4% 10/1/41	350,000	331,016
4% 10/1/42	350,000	329,574
4.25% 10/1/45	800,000	776,255
Series 2020:
5.5% 5/1/25	655,000	664,318
5.5% 5/1/26	475,000	489,536
5.5% 5/1/39	1,655,000	1,791,205
5.75% 5/1/45	925,000	999,338
Series 2021 A:
4% 3/1/38	1,705,000	1,670,933
4% 3/1/40	1,800,000	1,732,711
5% 3/1/25	895,000	902,027
5% 3/1/32	20,000	21,447
5% 3/1/33	65,000	69,982
5% 3/1/34	2,560,000	2,755,918
5% 3/1/35	965,000	1,036,939
5% 3/1/36	455,000	487,856
5% 3/1/37	40,000	42,730
5% 3/1/46	7,995,000	8,283,979
Series 2021 B:
4% 12/1/34	315,000	313,105
4% 12/1/37	1,500,000	1,472,531
Series 2021 C, 4% 3/1/25	320,000	320,191
Series 2022 A:
5% 3/1/29	1,695,000	1,786,085
5% 3/1/31	1,695,000	1,824,395
5% 3/1/32	105,000	114,084
5% 3/1/34	250,000	271,589
5% 3/1/36	4,815,000	5,210,583
5.25% 3/1/37	205,000	224,760
5.5% 3/1/42	4,100,000	4,482,570
5.5% 3/1/47	9,200,000	9,891,056
Series 2022 B:
5% 3/1/29	205,000	216,016
5% 3/1/32	230,000	249,899
5% 10/1/34	6,985,000	7,621,866
Series 2023 B:
5.25% 5/1/39	5,590,000	6,093,052
5.25% 5/1/41	2,120,000	2,288,924
5.5% 5/1/47	2,605,000	2,803,025
Series 2023 D:
5% 7/1/29	5,120,000	5,415,071
5% 7/1/35	485,000	527,291
Series 2024 B:
4.25% 5/1/46	2,500,000	2,419,811
5% 5/1/33	1,940,000	2,129,149
5% 5/1/38	1,485,000	1,623,123
5.25% 5/1/42	1,295,000	1,411,579
5.25% 5/1/47	200,000	213,974
5.25% 5/1/48	200,000	213,357
5.25% 5/1/49	3,250,000	3,458,811
Illinois Hsg. Dev. Auth.:
Series 2021, 3% 4/1/51	2,145,000	2,050,068
Series 2022 G, 6.25% 10/1/52	540,000	574,279
Series 2023 A:
4.8% 10/1/43	2,845,000	2,878,113
4.9% 4/1/47	740,000	742,855
Series 2023 K, 5.25% 10/1/43	1,000,000	1,032,667
Series 2024 A, 6% 10/1/54	1,000,000	1,071,503
Series 2024 C, 4.7% 10/1/44	1,750,000	1,737,146
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Series 2019, 2.9% 7/1/35	1,285,080	1,073,788
Illinois Hsg. Dev. Auth. Rev.:
Series 2018 A, 4.5% 10/1/48	670,000	669,406
Series 2019 D, 2.7% 10/1/34	345,000	295,832
Series 2021 A, 3% 4/1/51	560,000	537,146
Series D, 3.75% 4/1/50	175,000	171,659
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A:
4% 2/1/34	925,000	884,098
5% 2/1/31	600,000	605,621
Illinois Reg'l. Trans. Auth.:
Series 2003 A:
6% 7/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,220,000	6,722,946
6% 7/1/33 (FGIC Insured)	1,645,000	1,901,147
Series 2003 B, 5.5% 6/1/27	1,360,000	1,402,636
Series 2016 A, 4% 6/1/46	2,190,000	2,048,361
Illinois Sales Tax Rev. Series 2021 A, 3% 6/15/33 (Build America Mutual Assurance Insured)	1,920,000	1,771,744
Illinois Sports Facilities Auth.:
Series 2014, 5% 6/15/27 (Assured Guaranty Muni. Corp. Insured)	375,000	376,097
Series 2019:
5% 6/15/28	480,000	498,833
5% 6/15/28	300,000	311,624
5% 6/15/29	590,000	619,070
5% 6/15/29	480,000	503,892
Illinois State Univ. Revs. Series 2018 A:
5% 4/1/31 (Assured Guaranty Muni. Corp. Insured)	180,000	188,520
5% 4/1/33 (Assured Guaranty Muni. Corp. Insured)	120,000	125,756
5% 4/1/36 (Assured Guaranty Muni. Corp. Insured)	180,000	188,670
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2014 C:
5% 1/1/37	1,475,000	1,484,336
5% 1/1/38	750,000	754,147
5% 1/1/39	1,000,000	1,004,482
Series 2015 A:
5% 1/1/37	700,000	708,205
5% 1/1/40	2,000,000	2,015,386
Series 2016 A, 5% 12/1/31	910,000	922,507
Series 2016 B, 5% 1/1/41	1,235,000	1,251,379
Series 2017 A, 5% 1/1/42	5,425,000	5,639,697
Series 2019 A:
5% 1/1/40	1,445,000	1,539,421
5% 1/1/44	425,000	442,168
Series 2024 A, 5% 1/1/38	3,000,000	3,375,970
Series A:
5% 1/1/38	65,000	70,458
5% 1/1/40	805,000	881,497
5% 1/1/41	2,135,000	2,321,681
5% 1/1/45	7,155,000	7,552,952
Joliet School District #86 Gen. Oblig. Series 2024, 4% 1/1/49	455,000	417,407
Kane County School District No. 131 Series 2020 A:
4% 12/1/30 (Assured Guaranty Muni. Corp. Insured)	30,000	30,525
4% 12/1/31 (Assured Guaranty Muni. Corp. Insured)	40,000	40,651
4% 12/1/33 (Assured Guaranty Muni. Corp. Insured)	15,000	15,205
4% 12/1/35 (Assured Guaranty Muni. Corp. Insured)	20,000	20,073
4% 12/1/36 (Assured Guaranty Muni. Corp. Insured)	65,000	65,011
4% 12/1/38 (Assured Guaranty Muni. Corp. Insured)	35,000	34,540
4% 12/1/39 (Assured Guaranty Muni. Corp. Insured)	175,000	170,463
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
Series 2015 5% 1/1/28	155,000	155,901
Series 2017, 5% 1/1/29	60,000	62,180
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2016:
5% 2/1/33	605,000	612,955
5% 2/1/34	850,000	860,632
5% 2/1/35	605,000	611,986
5% 2/1/36	1,045,000	1,055,563
Lake County High Scd # 115 Series 2023, 4.25% 11/1/43	2,170,000	2,170,380
Lake County Ill Cmnty. Cons School D Series 2023, 5.25% 5/1/43	2,635,000	2,822,633
Macon County School District Series 2020 C:
4% 1/1/35 (Assured Guaranty Muni. Corp. Insured)	400,000	401,347
4% 1/1/45 (Assured Guaranty Muni. Corp. Insured)	250,000	234,208
Madison County Cmnty. United School District #007 Series 2017:
5% 12/1/28	160,000	161,960
5% 12/1/29	165,000	166,902
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/25	250,000	243,586
0% 1/15/26	185,000	173,081
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 2002 A:
0% 12/15/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	540,000	415,093
0% 12/15/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	11,400,000	8,025,634
0% 6/15/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000,000	2,989,030
Series 2010 B1:
0% 6/15/43 (Assured Guaranty Muni. Corp. Insured)	12,710,000	5,258,604
0% 6/15/44 (Assured Guaranty Muni. Corp. Insured)	250,000	96,816
0% 6/15/45 (Assured Guaranty Muni. Corp. Insured)	9,890,000	3,601,559
0% 6/15/46 (Assured Guaranty Muni. Corp. Insured)	5,625,000	1,925,515
0% 6/15/47 (Assured Guaranty Muni. Corp. Insured)	1,190,000	383,664
Series 2012 B, 0% 12/15/51	3,925,000	910,484
Series A:
0% 6/15/34 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,600,000	1,052,407
0% 12/15/37 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	500,000	276,031
0% 6/15/38 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	534,768
Series 1994, 0% 6/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	810,000	688,237
Series 1996 A, 0% 6/15/24	370,000	369,469
Series 1998 B, 5.5% 6/15/29	1,220,000	1,246,215
Series 2002 A:
0% 12/15/33 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	11,815,000	7,958,598
0% 6/15/35 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,750,000	2,357,149
0% 12/15/40 (Assured Guaranty Muni. Corp. Insured)	1,300,000	624,399
Series 2002, 0% 12/15/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	8,240,000	4,800,025
Series 2010 B1, 0% 6/15/26 (Assured Guaranty Muni. Corp. Insured)	510,000	471,093
Series 2012 B, 0% 12/15/50	1,200,000	294,891
Series 2015 A:
0% 12/15/52 (Assured Guaranty Muni. Corp. Insured)	800,000	190,337
5% 6/15/53	895,000	896,723
Series 2017 A:
0% 12/15/56	1,340,000	256,201
0% 12/15/56 (Build America Mutual Assurance Insured)	1,100,000	210,314
5% 6/15/57	3,680,000	3,713,889
Series 2017 B:
0% 12/15/54 (Build America Mutual Assurance Insured)	3,050,000	649,431
0% 12/15/56 (Assured Guaranty Muni. Corp. Insured)	4,000,000	764,779
5% 12/15/25	120,000	121,784
5% 12/15/26	405,000	414,698
5% 12/15/27	40,000	41,397
5% 12/15/28	110,000	113,634
5% 12/15/31	80,000	82,688
5% 12/15/32	50,000	51,677
5% 12/15/34	50,000	51,670
Series 2020 A:
4% 6/15/50	5,390,000	4,877,136
5% 12/15/45	105,000	107,837
5% 6/15/50	15,765,000	16,075,252
Series 2020 B, 5% 6/15/42	1,805,000	1,874,250
Series 2022 A:
0% 12/15/35	200,000	120,777
0% 6/15/36	625,000	367,088
0% 12/15/36	215,000	122,961
0% 6/15/37	200,000	111,327
0% 12/15/38	420,000	214,007
0% 6/15/39	455,000	224,526
0% 12/15/39	1,235,000	595,277
0% 6/15/40	555,000	258,004
0% 12/15/40	1,040,000	472,056
0% 6/15/41	570,000	250,363
0% 12/15/41	775,000	332,283
4% 12/15/42	3,390,000	3,240,286
4% 12/15/47	4,200,000	3,824,759
4% 6/15/52	17,940,000	16,074,871
Northern Illinois Muni. Pwr. Agcy. Rev. (Prairie State Proj.) Series 2016 A, 5% 12/1/41	1,000,000	1,003,458
Northern Illinois Univ. Revs.:
Series 2020 B:
4% 4/1/36 (Build America Mutual Assurance Insured)	215,000	211,888
4% 4/1/38 (Build America Mutual Assurance Insured)	230,000	222,612
4% 4/1/40 (Build America Mutual Assurance Insured)	195,000	183,043
4% 4/1/41	65,000	60,693
5% 4/1/34 (Build America Mutual Assurance Insured)	955,000	981,792
Series 2021:
4% 10/1/41	80,000	74,621
4% 10/1/43	50,000	46,025
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/27 (Pre-Refunded to 6/1/26 @ 100)	3,085,000	3,161,088
5% 6/1/28 (Pre-Refunded to 6/1/26 @ 100)	335,000	343,262
Rock Island County Pub. Bldg. Commission Series 2016, 5% 12/1/36 (Assured Guaranty Muni. Corp. Insured)	500,000	513,658
Romeoville Gen. Oblig. Rev.:
(Lewis Univ. Proj.) Series 2015, 5% 10/1/42	360,000	337,147
Series 2018 B:
4.125% 10/1/41	240,000	198,505
4.125% 10/1/46	240,000	189,626
5% 10/1/39	295,000	280,600
Rosemont Gen. Oblig. Series 2016 A, 5% 12/1/40 (Assured Guaranty Muni. Corp. Insured)	1,300,000	1,327,748
Sales Tax Securitization Corp.:
Series 2017 A, 5% 1/1/28	750,000	786,750
Series 2018 A, 4% 1/1/48	1,500,000	1,362,784
Series 2018 C:
5.25% 1/1/34	1,500,000	1,599,983
5.25% 1/1/48 (Build America Mutual Assurance Insured)	5,640,000	5,857,568
Series 2023 C, 5% 1/1/31	2,410,000	2,619,537
Series 2023 D, 5% 1/1/36	1,690,000	1,854,976
Sangamon County Wtr. Reclamation District Series 2019 A, 4% 1/1/49	400,000	369,632
Schaumburg Village Gen. Oblig.:
Series 2013 A, 4% 12/1/41	5,300,000	5,209,639
Series 2023, 4% 12/1/30	2,270,000	2,338,241
Southern Illinois Univ. Rev. Series 2021 A:
4% 4/1/28	130,000	129,329
4% 4/1/31	200,000	193,747
4% 4/1/36	135,000	128,339
4% 4/1/38	210,000	196,464
St Clair County Ill Cmnty. Unit Series 2024 B, 5% 1/1/44 (Assured Guaranty Muni. Corp. Insured)	820,000	843,621
Univ. of Illinois Rev.:
Series 2018 A:
5% 4/1/29	225,000	236,452
5% 4/1/30	505,000	530,964
Series 2020 A:
4% 4/1/32	470,000	470,805
4% 4/1/35	630,000	631,575
4% 4/1/36	320,000	320,478
4% 4/1/38	410,000	407,636
Upper Illinois River Valley Dev. Auth. Edl. Facility Rev. (Cambridge Lakes Learning Ctr. Proj.) Series 2017 A:
5% 12/1/32 (g)	565,000	558,449
5.25% 12/1/47 (g)	1,135,000	1,038,462
Upper Illinois River Valley Dev. Auth. Rev. Series 2018:
5% 12/1/43	400,000	396,337
5% 12/1/48	250,000	241,389
Western Illinois Econ. Dev. Auth. (City of Quincy Proj.) Series 2019 B:
4% 12/1/29	140,000	140,588
4% 12/1/30	180,000	180,671
4% 12/1/32	250,000	250,270
4% 12/1/34	370,000	368,574
4% 12/1/36	425,000	416,569
Will County Cmnty. Unit School District #365-U Series 2007:
0% 11/1/26	135,000	123,614
0% 11/1/26 (Assured Guaranty Muni. Corp. Insured)	790,000	716,558
Will County School District Series 2022, 5.5% 1/1/49	300,000	325,217
Yorkville Svc. Area 2004-106 Tax Series 2016, 5% 3/1/32 (Assured Guaranty Muni. Corp. Insured)	745,000	756,253
TOTAL ILLINOIS		816,192,482
Indiana - 0.8%
Ball State Univ. Series 2019 S, 4% 7/1/36	435,000	434,537
Beech Grove School Bldg. Corp. Series 1996, 5.625% 7/5/24 (Escrowed to Maturity)	5,000	5,007
Crown Point Multi-School Bldg. Corp. Series 2021, 5% 1/15/40	1,500,000	1,605,532
East Chicago Solid Waste Disp. Rev. Series 1998, 5.5% 9/1/28 (e)	245,000	233,398
Fishers Town Hall Bldg. Corp. Series 2023 A, 5.75% 1/15/63	4,110,000	4,569,678
Greater Clark Bldg. Corp. Ind. Series 2022, 6% 7/15/38	300,000	350,665
Indiana Dev. Fin. Auth. Envir. Rev. (United States Steel Corp. Proj.) Series 2021 A, 4.125% 12/1/26	1,945,000	1,937,934
Indiana Fin. Auth. Edl. Facilities Rev.:
(Depauw Univ. Proj.) Series 2022 A, 5.5% 7/1/52	4,600,000	4,715,508
(Rose-Hulman Institute of Technology Proj.) Series 2023, 5.75% 6/1/48	1,630,000	1,757,299
(Valparaiso Univ. Proj.) Series 2021:
5% 10/1/28	50,000	50,574
5% 10/1/33	35,000	35,497
Indiana Fin. Auth. Envir. Facilities Rev. Bonds (Indianapolis Pwr. & Lt. Co. Proj.):
Series 2020 A, 0.75%, tender 4/1/26 (b)	210,000	192,945
Series 2020 B, 0.95%, tender 4/1/26 (b)(e)	945,000	873,147
Indiana Fin. Auth. Exempt Facilities Rev. (Resources Polyflow Indiana Proj.) Series 2019, 7% 3/1/39 (e)(g)	350,000	242,553
Indiana Fin. Auth. Health Facilities Rev.:
(Margaret Mary Health Proj.) Series 2024 A:
5.5% 3/1/44	650,000	684,067
5.75% 3/1/54	1,635,000	1,722,416
Series 2017 A, 5% 8/15/51	1,270,000	1,270,004
Indiana Fin. Auth. Health Sys. Rev.:
Bonds Series 2019 B, 2.25%, tender 7/1/25 (b)	35,000	34,392
Series 2016 A, 4% 11/1/51	2,705,000	2,414,355
Series 2023 A:
5% 10/1/41	1,250,000	1,350,609
5% 10/1/42	2,000,000	2,153,381
5% 10/1/46	500,000	531,566
Indiana Fin. Auth. Hosp. Rev.:
(Parkview Health Sys. Proj.) Series 2017 A:
5% 11/1/28	25,000	26,345
5% 11/1/29	80,000	85,378
5% 11/1/30	20,000	21,591
Bonds Series 2011 L, 0.7%, tender 1/1/26 (b)	1,000,000	934,885
Series 2020 A, 4% 7/1/45	1,205,000	1,091,114
Series 2022:
4.25% 1/1/47 (Assured Guaranty Muni. Corp. Insured)	535,000	511,558
5% 1/1/52 (Assured Guaranty Muni. Corp. Insured)	1,500,000	1,534,440
Indiana Fin. Auth. Midwestern Disaster Relief Rev. Series 2012 A, 4.25% 11/1/30	4,095,000	4,058,891
Indiana Fin. Auth. Poll. Cont. Rev. Series 2010 B, 2.5% 11/1/30	385,000	338,989
Indiana Fin. Auth. Rev.:
(Butler Univ. Proj.) Series 2019, 4% 2/1/44	145,000	132,892
(Citizens Energy Group Proj.) Series 2023 A:
5% 10/1/32	2,100,000	2,360,763
5% 10/1/33	1,400,000	1,596,395
(Marquette Proj.) Series 2015 A:
5% 3/1/30	110,000	110,271
5% 3/1/39	285,000	280,021
Series 2015 A, 5.25% 2/1/32	1,025,000	1,040,932
Series 2015, 5% 3/1/36	1,515,000	1,523,372
Series 2016:
5% 9/1/26	160,000	164,144
5% 9/1/27	185,000	189,772
5% 9/1/28	375,000	384,176
5% 9/1/29	185,000	189,748
5% 9/1/30	170,000	174,387
5% 9/1/31	100,000	102,541
Series 2018 A:
5% 11/15/48	350,000	348,035
5% 11/15/53	300,000	290,120
Series 2019 E, 5% 2/1/25	785,000	792,596
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2016 A, 5% 10/1/46	2,800,000	2,821,676
Series 2023 A:
5% 10/1/35	1,100,000	1,233,012
5% 10/1/36	1,000,000	1,116,741
5% 10/1/37	625,000	693,886
5% 10/1/39	1,000,000	1,102,467
CWA Auth. Proj. Series 2022 B, 5.25% 10/1/47	1,900,000	2,014,970
Series 2021 2, 5% 10/1/41	1,235,000	1,329,425
Indiana Finl. Authorities Student Hsg.:
(CHF - Tippecanoe, L.L.C. - Student housing Proj.) Series 2023 A, 5.125% 6/1/58	1,700,000	1,713,492
(CHF - Tippecanoe, L.L.C. - Student Hsg. Proj.) Series 2023 A:
5% 6/1/43	855,000	872,043
5% 6/1/53	890,000	895,270
Indiana Hsg. & Cmnty. Dev. Auth.:
(Glasswater Creek of Whitestown Proj.) Series 2020, 5.375% 10/1/40 (g)	530,000	441,944
Series 2019 B, 3.5% 1/1/49	25,000	24,492
Series 2020 B1, 3.25% 7/1/49	295,000	287,867
Series 2021 B, 3% 7/1/50	380,000	365,535
Series A:
3.75% 1/1/49	130,000	127,788
5% 1/1/28	20,000	20,802
5% 7/1/28	20,000	20,885
5% 1/1/29	20,000	21,063
5% 7/1/29	15,000	15,896
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev.:
Series 2014 A, 5% 1/1/28	1,500,000	1,509,399
Series 2016 A, 5% 1/1/42	3,050,000	3,082,984
Series 2017 A:
5% 1/1/32	225,000	235,995
5% 1/1/34	110,000	114,760
Indiana Secondary Mkt For Ed. L Series 2022 1A, 4.5% 6/1/39 (e)	665,000	640,431
Indianapolis Local Pub. Impt.:
(Ad Valorem Property Tax Fund Proj.) Series 2023 D, 6% 2/1/48	1,250,000	1,428,062
(Courthouse and Jail Proj.) Series 2019 A, 5% 2/1/49	995,000	1,025,692
(Indianapolis Arpt. Auth. Proj.):
Series 2015 I, 5% 1/1/28 (e)	425,000	426,550
Series 2019 D, 5% 1/1/28 (e)	3,695,000	3,825,918
Series 2016:
4% 1/1/32 (e)	120,000	116,945
4% 1/1/33 (e)	120,000	116,418
4% 1/1/34 (e)	150,000	146,216
4% 1/1/35 (e)	340,000	330,649
5% 1/1/26 (e)	125,000	126,818
Series 2023 E, 6.125% 3/1/57	375,000	405,917
Series 2023 F1, 5.25% 3/1/67	2,005,000	2,105,778
Indianapolis Wtr. Sys. Rev. Series 2018 A, 5% 10/1/37	1,120,000	1,177,156
Mount Vernon Ind. Envir. Bonds Series 2015, 4.25%, tender 9/1/28 (b)(e)	250,000	247,156
Northern Indiana Commuter Trans. District Series 2016, 5% 7/1/41	600,000	603,628
Purdue Univ. Rev. Series 2018 DD:
5% 7/1/34	145,000	153,229
5% 7/1/35	285,000	300,672
5% 7/1/36	310,000	326,565
5% 7/1/37	290,000	304,657
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.):
Series 2019:
4% 4/1/39	55,000	51,727
4% 4/1/46	125,000	112,091
5% 4/1/40	125,000	128,430
5% 4/1/43	1,290,000	1,314,552
Series 2020:
4% 4/1/37	680,000	659,672
5% 4/1/29	60,000	62,736
5% 4/1/32	50,000	52,520
Saint Joseph County Ind. Edl. Facilities Rev. Series 1996, 6.5% 3/1/26	210,000	220,248
Shoals Exempt Facilities Rev. (Nat'l. Gypsum Co. Proj.) Series 2013, 7.25% 11/1/43 (e)	255,000	255,412
Terre Haute Ind. San District Series 2023, 5.25% 9/28/28	1,650,000	1,643,417
Valparaiso Exempt Facilities Rev. (Pratt Paper (IN), LLC Proj.) Series 2024:
4.5% 1/1/34 (e)(g)	1,050,000	1,068,924
4.875% 1/1/44 (e)(g)	1,350,000	1,375,305
5% 1/1/54 (e)(g)	2,000,000	2,039,585
Warrick County Envir. Impt. Rev. Bonds Series 2015, 4.25%, tender 9/1/28 (b)(e)	250,000	247,156
Whiting Envir. Facilities Rev. Bonds:
(BP Products North America, Inc. Proj.) Series 2019 A, 5%, tender 6/5/26 (b)(e)	1,600,000	1,626,218
(BP Products North America INC. Proj.) Series 2015, 4.4%, tender 6/10/31 (b)(e)	2,775,000	2,745,106
TOTAL INDIANA		92,922,368
Iowa - 0.2%
Coralville Gen. Oblig.:
Series 2017 B, 4.25% 5/1/37	35,000	30,855
Series 2022 C, 5% 5/1/42	300,000	279,286
Iowa Fin. Auth. Series 2018 A:
5% 3/1/33	165,000	161,784
5% 3/1/38	130,000	121,751
5% 3/1/48	240,000	207,359
Iowa Fin. Auth. Midwestern Disaster Area Rev.:
(Iowa Fertilizer Co. Proj.) Series 2022, 5% 12/1/50	1,130,000	1,178,890
Bonds (Iowa Fertilizer Co. Proj.) Series 2022, 5%, tender 12/1/42 (b)	4,820,000	5,011,100
Iowa Fin. Auth. Rev.:
Series 2018 B, 5% 2/15/48	205,000	207,475
Series A:
5% 5/15/43	215,000	196,992
5% 5/15/48	1,510,000	1,328,059
Iowa Fin. Auth. Single Family Mtg.:
(Mtg.-Backed Securities Prog.):
Series 2020 A, 3.75% 1/1/50	795,000	781,387
Series 2021 A, 3% 1/1/47	660,000	633,597
Series 2018 A, 4% 7/1/47	100,000	99,055
Iowa Higher Ed. Ln. Auth. Rev. (Des Moines Univ. Proj.):
Series 2020, 4% 10/1/45	650,000	569,902
Series 2022:
4.75% 10/1/42	170,000	169,869
5% 10/1/47	180,000	180,809
5.375% 10/1/52	200,000	204,164
Iowa State Board of Regents Hosp. Rev. Series 2022 B, 3% 9/1/61	300,000	201,287
Iowa Student Ln. Liquidity Corp. Student Ln. Rev.:
Series 2019 B:
3% 12/1/39 (e)	40,000	37,301
5% 12/1/29 (e)	740,000	768,896
Series 2019 C, 3.5% 12/1/44 (e)	1,250,000	969,959
Tobacco Settlement Auth. Tobacco Settlement Rev.:
Series 2021 A2:
4% 6/1/34	705,000	710,416
4% 6/1/36	705,000	702,224
4% 6/1/39	705,000	679,678
4% 6/1/49	1,290,000	1,135,735
5% 6/1/32	635,000	680,470
Series 2021 B1, 4% 6/1/49	5,650,000	5,490,516
Series 2021 B2, 0% 6/1/65	9,100,000	1,104,959
Waukee Cmnty. School District Series 2020 B, 2% 6/1/37	1,000,000	724,590
TOTAL IOWA		24,568,365
Kansas - 0.2%
City of Topeka Health Care Facilities Rev. Series 2022 A:
6.25% 12/1/42	340,000	343,340
6.5% 12/1/52	630,000	636,128
Coffeyville Elec. Util. Sys. Rev. Series 2015 B:
5% 6/1/38 (Pre-Refunded to 6/1/25 @ 100) (g)	800,000	808,672
5% 6/1/42 (Pre-Refunded to 6/1/25 @ 100) (g)	300,000	303,252
Hutchinson Hosp. Facilities Rev. Series 2016:
5% 12/1/36	275,000	258,851
5% 12/1/41	145,000	127,106
Lenexa Health Care Facilities Rev. Series 2018 A:
5% 5/15/30	175,000	178,003
5% 5/15/32	160,000	162,168
5% 5/15/39	165,000	162,606
Lyon Unified School District Series 2019:
4% 9/1/32	25,000	25,186
4% 9/1/33	110,000	110,623
4% 9/1/34	120,000	120,652
4% 9/1/39	640,000	634,483
Overland Park Dev. Corp. Rev. Series 2019:
5% 3/1/32	215,000	211,276
5% 3/1/33	230,000	225,424
5% 3/1/34	240,000	234,762
5% 3/1/36	265,000	260,156
5% 3/1/38	295,000	288,771
5% 3/1/44	495,000	469,264
5% 3/1/49	975,000	900,070
Overland Park Sales Tax Spl. Oblig. Rev. (Bluhawk Star Bond Proj.) Series 2022 A, 6.5% 11/15/42 (g)	4,850,000	4,911,673
Sedgwick County Pub. Commission:
(Board of Trustees of Wichita State Univ. - Experiential Engineering Proj.) Series 2014 3, 5% 2/1/39	1,050,000	1,055,859
(Board of trustees of Wichita State Univ. - Experiential Engineering Proj.) Series 2014 3, 5% 2/1/44	725,000	728,668
Sedgwick Unified School District Series 2019 A:
4% 9/1/31	240,000	241,676
4% 9/1/32	180,000	181,135
Univ. of Kansas Hosp. Auth. Health Facilities Rev. Series 2019 A, 5% 9/1/48	4,640,000	4,722,843
Wichita Health Care Facilities Series 2018 I:
4.625% 5/15/41	30,000	22,771
5% 5/15/33	230,000	209,333
5% 5/15/38	365,000	307,547
5% 5/15/47	150,000	110,656
Wyandotte County-Kansas City Unified Govt. Sales Tax Spl. Oblig. Rev.:
(Vacation Village Proj. Area 4 - Major Multi-Sport Athletic Complex Proj.) Series 2015, 0% 9/1/34 (g)	2,100,000	851,197
Series 2015 A, 5.75% 9/1/32	780,000	721,129
Wyandotte County/Kansas City K (Legends Apts. Garage and West Lawn Proj.) Series 2018, 4.5% 6/1/40	80,000	76,134
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2016 A:
5% 9/1/40	480,000	483,583
5% 9/1/45	725,000	727,968
TOTAL KANSAS		21,812,965
Kentucky - 0.8%
Ashland Med. Ctr. Rev.:
(Ashland Hosp. Corp. d/b/a King's Daughters Med. Ctr. Proj.) Series 2016 A, 5% 2/1/40	65,000	65,090
Series 2019:
3% 2/1/40 (Assured Guaranty Muni. Corp. Insured)	1,110,000	910,539
4% 2/1/33	170,000	164,001
4% 2/1/35	135,000	128,661
4% 2/1/36	50,000	47,374
4% 2/1/37	35,000	32,975
4% 2/1/38	195,000	181,545
5% 2/1/25	60,000	60,164
5% 2/1/28	5,000	5,116
5% 2/1/32	100,000	102,199
Boyle County Edl. Facilities Rev.:
Series 2017, 5% 6/1/37	115,000	118,076
Series 2023 A, 5.25% 6/1/49	700,000	730,834
Campbellsville Indl. Bldg. Rev. (Capmpbellsville Univ. Proj.) Series 2017, 5% 3/1/39	300,000	289,419
Carroll County Poll. Ctlr Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2016 A, 1.55%, tender 9/1/26 (b)	500,000	461,000
Columbia Edl. Dev. Rev. (Lindsey Wilson College Proj.) Series 2019, 5% 12/1/33	300,000	292,094
Econ. Dev. Fin. Auth. Lousiville Arena Proj. Rev.:
Louisville Arena Auth., Inc. Series 2017 A, 5% 12/1/47 (Assured Guaranty Muni. Corp. Insured)	190,000	185,346
Series 2017 A, 5% 12/1/45 (Assured Guaranty Muni. Corp. Insured)	1,390,000	1,423,969
Henderson Rev. (Pratt Paper (KY), LLC Proj.):
Series 2022 A:
4.45% 1/1/42 (e)(g)	300,000	296,744
4.7% 1/1/52 (e)(g)	1,100,000	1,096,587
Series 2022 B:
4.45% 1/1/42 (e)(g)	1,010,000	999,040
4.7% 1/1/52 (e)(g)	1,535,000	1,530,237
Kenton County Arpt. Board Arpt. Rev.:
Series 2016:
5% 1/1/28	195,000	198,761
5% 1/1/31	185,000	188,154
5% 1/1/32	185,000	188,163
5% 1/1/33	75,000	76,281
Series 2019:
5% 1/1/38	45,000	47,659
5% 1/1/39	45,000	47,461
5% 1/1/44	125,000	130,353
5% 1/1/49	160,000	165,679
Kentucky Econ. Dev. Fin. Auth.:
(Masonic Home Independent Living II, Inc. - The Meadow Proj. and Grove Pointe Proj.) Series 2016 A:
5% 5/15/46	995,000	755,293
5% 5/15/51	520,000	382,276
Series 2019 A1:
5% 8/1/33	55,000	58,222
5% 8/1/44	1,260,000	1,287,484
Series 2019 A2, 5% 8/1/49	2,590,000	2,631,250
Kentucky Econ. Dev. Fin. Auth. Healthcare Facilities Rev.:
(Baptist Life Cmntys. Proj.) Series 2016 A:
6.25% 11/15/46	590,000	444,191
6.375% 11/15/51	820,000	605,357
Series 2012:
5.375% 11/15/42	635,000	512,678
5.5% 11/15/45	330,000	263,085
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev.:
Series 2015 A:
5% 6/1/25	5,000	4,994
5% 6/1/26	5,000	4,996
5% 6/1/27	5,000	5,003
5% 6/1/28	5,000	5,005
5% 6/1/29	5,000	5,008
5% 6/1/30	5,000	5,009
5.25% 6/1/50	3,405,000	3,300,420
Series 2017 A:
5% 6/1/37	1,570,000	1,587,777
5% 6/1/41	1,310,000	1,313,334
5% 6/1/45	3,320,000	3,301,384
5.25% 6/1/41	2,005,000	2,017,255
Series 2017 B:
5% 8/15/32	150,000	154,712
5% 8/15/33	75,000	77,270
5% 8/15/35	85,000	87,439
5% 8/15/41 (Escrowed to Maturity)	900,000	911,640
5% 8/15/46	570,000	572,240
Kentucky Higher Ed. Student Ln. Corp. Rev. Series 2019 B1, 5% 6/1/36 (e)	1,380,000	1,381,227
Kentucky Muni. Pwr. Agcy. Pwr. Sys. Rev. (Prairie State Proj.) Series 2019 A, 4% 9/1/45	750,000	650,359
Kentucky State Property & Buildings Commission Rev.:
(Proj. No. 112) Series 2016 B, 5% 11/1/27	70,000	72,179
(Proj. No. 119) Series 2018:
5% 5/1/26	125,000	128,297
5% 5/1/28	65,000	68,179
5% 5/1/29	765,000	800,761
5% 5/1/30	70,000	73,478
5% 5/1/31	30,000	31,551
5% 5/1/32	190,000	199,386
5% 5/1/33	170,000	178,450
5% 5/1/34	190,000	199,779
5% 5/1/35	115,000	120,400
5% 5/1/36	100,000	104,642
5% 5/1/38	255,000	266,677
Series A:
4% 11/1/34	80,000	80,043
4% 11/1/35	25,000	25,001
4% 11/1/36	65,000	64,677
4% 11/1/37	80,000	78,842
4% 11/1/38	35,000	34,194
5% 8/1/27	25,000	25,370
5% 11/1/29	285,000	300,370
5% 11/1/30	120,000	126,659
Kentucky State Univ. Ctfs. of Prtn. (Kentucky State Univ. Proj.) Series 2021, 4% 11/1/51	45,000	41,125
Kentucky, Inc. Pub. Energy:
Bonds:
Series 2018 B, 4%, tender 1/1/25 (b)	2,170,000	2,169,250
Series 2018 C2, 4.943%, tender 6/1/24 (b)	1,500,000	1,501,184
Series 2019 C, 4%, tender 2/1/28 (b)	3,435,000	3,415,112
Series 2022 A2, U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.200% 4.764%, tender 8/1/30 (b)(c)	1,950,000	1,891,974
Series 2024 A, 5%, tender 7/1/30 (b)	3,250,000	3,395,724
Series 2024 A1, 5.25%, tender 2/1/32 (b)	7,970,000	8,486,694
Series A, 4%, tender 6/1/26 (b)	15,955,000	15,912,375
Series C1, 4%, tender 6/1/25 (b)	12,570,000	12,563,124
Series A:
4% 6/1/24	355,000	354,993
4% 12/1/24	30,000	29,916
4% 6/1/25	40,000	39,796
Louisville & Jefferson County:
Bonds:
Series 2020 C, 5%, tender 10/1/26 (b)	420,000	427,522
Series 2020 D, 5%, tender 10/1/29 (b)	505,000	532,752
Series 2016 A:
5% 10/1/26	360,000	369,475
5% 10/1/31	360,000	365,268
5% 10/1/32	435,000	441,215
5% 10/1/33	245,000	248,345
Series 2020 A:
3% 10/1/43	3,785,000	2,813,372
4% 10/1/39	335,000	317,009
4% 10/1/40	65,000	61,149
5% 10/1/37	1,525,000	1,580,332
5% 10/1/38	360,000	371,578
Louisville & Jefferson County Metropolitan Govt. Hosp. Rev. (UOFL Health Proj.) Series 2022 A, 5% 5/15/47 (Assured Guaranty Muni. Corp. Insured)	1,200,000	1,254,918
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds Series 2019 A, 1.75%, tender 7/1/26 (b)	1,385,000	1,319,470
Owensboro Elec. Lt. & Pwr. Rev. Series 2019, 4% 1/1/25	540,000	537,564
Trimble County Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.) Series 2016 A, 1.3%, tender 9/1/27 (b)(e)	2,500,000	2,262,447
TOTAL KENTUCKY		98,171,047
Louisiana - 0.5%
Cap. Area Fin. Auth. (Mortgaged-Backed Securities Prog.) Series 2023, 6.5% 4/1/54	2,065,000	2,288,968
East Baton Rouge Sewerage Commission Rev. Bonds Series 2021 A, 1.3%, tender 2/1/28 (b)	2,010,000	1,757,227
Jefferson Parish Econ. Dev. & Port District Rev. Series 2018 A:
5.5% 6/15/38 (g)	335,000	336,804
5.625% 6/15/48 (g)	395,000	390,364
Lafayette Parish School Board Sales Tax Rev. Series 2023:
4% 4/1/48	1,900,000	1,804,997
4% 4/1/53	1,900,000	1,765,780
Louisiana Hsg. Corp. Single Fami (Home Ownership Prog.) Series 2023 C, 5.75% 12/1/53	710,000	754,695
Louisiana Local Govt. Envir. Facilities:
(CDF Healthcare of Louisiana, LLC Proj.) Series 2015 A, 5.625% 6/1/45	980,000	824,397
(St. James Place of Baton Rouge Proj.) Series 2015 A:
6% 11/15/35	120,000	119,114
6.25% 11/15/45	765,000	740,430
Louisiana Local Govt. Envir. Facilities and Cmnty. Dev. Auth.:
(Provident Group - ULM Properties LLC - Univ. of Louisana at Monroe Proj.) Series 2019 A:
5% 7/1/39 (g)	255,000	239,795
5% 7/1/54 (g)	410,000	353,699
(Provident Group - ULM Properties LLC - Univ. of Louisiana at Monroe Proj.) Series 2019 A, 5% 7/1/29 (g)	100,000	99,598
(Ragin' Cajun Facilities, Inc. - Student Hsg. and Parking Proj.) Series 2018, 5% 10/1/48 (Assured Guaranty Muni. Corp. Insured)	545,000	548,727
(Westlake Chemical Corp. Projs.) Series 2017, 3.5% 11/1/32	2,000,000	1,890,722
Louisiana Local Govt. Envir. Facilities And Cmnty. Dev. Auth. Facilities Rev. (The Glen Retirement Sys. Proj.) Series 2019 A, 5% 1/1/49	595,000	424,466
Louisiana Offshore Term. Auth. Deepwater Port Rev. (Loop LLC Proj.) Series 2013 A, 4.2%, tender 9/1/28 (b)	1,000,000	998,630
Louisiana Pub. Facilities Auth. Hosp. Rev.:
(Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2017 A, 5% 7/1/47	580,000	580,992
Series 2020 A, 3% 6/1/50 (Assured Guaranty Muni. Corp. Insured)	2,190,000	1,631,969
Louisiana Pub. Facilities Auth. Lease Rev. (Provident Group - Flagship Properties LLC - Louisiana State Univ. Nicholson Gateway Proj.) Series 2016 A, 5% 7/1/46	1,145,000	1,151,466
Louisiana Pub. Facilities Auth. Rev.:
(Loyola Univ. Proj.) Series 2017, 5.25% 10/1/46	2,110,000	2,197,470
(Ochsner Clinic Foundation Proj.):
Series 2015, 5% 5/15/47	300,000	300,946
Series 2017:
4% 5/15/42	750,000	710,769
5% 5/15/27	55,000	56,545
(Provident Group - HSC Properties, Inc. LSU Health Foundation) Series 2020 A1:
5.1% 1/1/57 (g)	1,980,000	1,736,367
5.375% 1/1/40 (g)	860,000	843,521
5.5% 1/1/50 (g)	590,000	561,996
(Tulane Univ. of Louisiana Proj.):
Series 2016 A:
5% 12/15/28	245,000	252,708
5% 12/15/29	240,000	247,492
5% 12/15/30	340,000	350,541
Series 2020 A, 5% 4/1/45	1,045,000	1,086,998
Loyola Univ. Proj. Series 2021, 4% 10/1/41	235,000	218,836
Series 2018 E:
5% 7/1/32	95,000	100,080
5% 7/1/33	75,000	79,010
5% 7/1/34	90,000	94,918
Louisiana Pub. Facilities Auth. Solid Waste Disp. Rev. Bonds (Waste Pro U.S.A., Inc. Proj.) Series 2023, 6.75%, tender 10/1/28 (b)(e)(g)	2,800,000	2,993,720
New Orleans Aviation Board Series 2018 A, 5% 10/1/48 (Assured Guaranty Muni. Corp. Insured)	255,000	259,817
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 A, 5% 1/1/40	685,000	687,061
Series 2015 B:
5% 1/1/29 (e)	630,000	632,097
5% 1/1/31 (e)	305,000	305,998
5% 1/1/34 (e)	1,180,000	1,183,792
5% 1/1/35 (e)	1,615,000	1,620,169
5% 1/1/40 (e)	140,000	140,239
Series 2017 A:
5% 1/1/43	550,000	560,274
5% 1/1/48	1,255,000	1,272,717
Series 2017 B:
5% 1/1/27 (e)	50,000	51,223
5% 1/1/28 (e)	30,000	30,530
5% 1/1/32 (e)	50,000	50,819
5% 1/1/33 (e)	85,000	86,389
5% 1/1/34 (e)	25,000	25,407
5% 1/1/35 (e)	50,000	50,811
5% 1/1/37 (e)	705,000	715,046
5% 1/1/48 (e)	1,080,000	1,080,909
Series 2017 D2:
5% 1/1/27 (e)	60,000	61,467
5% 1/1/28 (e)	90,000	91,589
5% 1/1/31 (e)	170,000	172,978
5% 1/1/33 (e)	125,000	127,043
5% 1/1/34 (e)	265,000	269,316
5% 1/1/35 (e)	90,000	91,461
5% 1/1/36 (e)	115,000	116,803
5% 1/1/37 (e)	185,000	187,636
5% 1/1/38 (e)	365,000	369,486
New Orleans Swr. Svc. Rev. Series 2015:
5% 6/1/33 (Pre-Refunded to 6/1/25 @ 100)	205,000	207,823
5% 6/1/40 (Pre-Refunded to 6/1/25 @ 100)	825,000	836,359
5% 6/1/45 (Pre-Refunded to 6/1/25 @ 100)	645,000	653,881
New Orleans Wtr. Series 2015, 5% 12/1/45 (Pre-Refunded to 12/1/25 @ 100)	2,400,000	2,454,017
Saint James Parish Gen. Oblig.:
(Nustar Logistics, L.P. Proj.) Series 2010, 6.35% 7/1/40 (g)	750,000	814,629
Bonds (Nustar Logistics, L.P. Proj.):
Series 2008, 6.1%, tender 6/1/30 (b)(g)	740,000	808,210
Series 2010 B, 6.1%, tender 6/1/30 (b)(g)	975,000	1,064,997
Series 2011, 5.85%, tender 6/1/25 (b)(g)	1,410,000	1,430,577
Shreveport Gen. Oblig. Series 2017, 5% 8/1/30	1,000,000	1,027,142
Shreveport Wtr. & Swr. Rev.:
Series 2017 A, 5% 12/1/41 (Assured Guaranty Muni. Corp. Insured)	565,000	579,018
Series 2019 B:
4% 12/1/44 (Assured Guaranty Muni. Corp. Insured)	210,000	194,515
4% 12/1/49 (Assured Guaranty Muni. Corp. Insured)	265,000	239,728
St. John Baptist Parish Rev.:
(Marathon Oil Corp.) Series 2017, 2.2% 6/1/37 (b)	2,320,000	2,202,016
Bonds:
(Marathon Oil Corp. Proj.) Series 2017 B1, 2.125%, tender 7/1/24 (b)	295,000	294,261
(Marathon Oil Corp.) Series 2017:
2.1%, tender 7/1/24 (b)	230,000	229,420
4.05%, tender 7/1/26 (b)	2,000,000	1,970,607
Series 2017 B2, 2.375%, tender 7/1/26 (b)	1,790,000	1,705,092
TOTAL LOUISIANA		57,488,126
Maine - 0.2%
Auburn (Edward Little High School Proj.) Series 2021, 2.25% 11/1/39	2,640,000	1,883,730
Brunswick Series 2020, 2.375% 11/1/37	330,000	258,570
Maine Fin. Auth. Rev. (Go Lab. Madison, LLC Proj.) Series 2021, 8% 12/1/51 (e)(g)	900,000	622,888
Maine Fin. Auth. Solid Waste Disposable Rev.:
(Casella Waste Sys., Inc. Proj.) Series 2005 R3, 5.25% 1/1/25 (e)(g)	120,000	120,265
Bonds (Casella Waste Systems, Inc. Proj.) Series 2015 R2, 4.375%, tender 8/1/25 (b)(e)(g)	240,000	238,719
Maine Fin. Auth. Student Ln. Rev. (Supplemental Ed. Ln. Prog.):
Series 2021 A1:
5% 12/1/28 (Assured Guaranty Muni. Corp. Insured) (e)	105,000	107,580
5% 12/1/29 (Assured Guaranty Muni. Corp. Insured) (e)	105,000	108,165
5% 12/1/30 (Assured Guaranty Muni. Corp. Insured) (e)	105,000	108,607
Series 2024 A1:
4.5% 12/1/38 (Assured Guaranty Muni. Corp. Insured) (e)	960,000	945,114
4.5% 12/1/39 (Assured Guaranty Muni. Corp. Insured) (e)	860,000	842,908
5% 12/1/45 (Assured Guaranty Muni. Corp. Insured) (e)	300,000	298,763
Maine Health & Higher Edl. Facilities Auth. Rev.:
Series 2016 A:
4% 7/1/41	350,000	294,767
4% 7/1/46	490,000	388,170
5% 7/1/41	1,290,000	1,198,272
5% 7/1/46	3,395,000	3,017,364
Series 2017 A, 5% 7/1/47	2,645,000	2,666,034
Series 2017 B:
4% 7/1/25	55,000	55,014
4% 7/1/31	85,000	85,055
4% 7/1/32	60,000	59,831
4% 7/1/34	125,000	124,456
5% 7/1/26	40,000	40,879
5% 7/1/28	65,000	67,117
5% 7/1/29	50,000	51,545
5% 7/1/33	140,000	144,716
5% 7/1/35	90,000	93,011
Series 2018 A:
5% 7/1/30	65,000	68,351
5% 7/1/31	60,000	63,148
5% 7/1/34	110,000	115,870
5% 7/1/35	155,000	163,061
5% 7/1/36	180,000	188,877
5% 7/1/37	170,000	177,702
5% 7/1/38	125,000	130,074
5% 7/1/43	250,000	256,040
Series 2020 A:
4% 7/1/36	315,000	316,221
4% 7/1/37	255,000	253,953
4% 7/1/38	265,000	261,808
4% 7/1/39	330,000	323,391
4% 7/1/40	465,000	450,596
4% 7/1/50	1,660,000	1,562,104
Series 2021 A, 4% 7/1/51	1,000,000	921,605
Maine Hsg. Auth. Mtg.:
Series 2020 C, 4% 11/15/50	445,000	439,862
Series C, 3.5% 11/15/46	40,000	39,682
Maine Hsg. Auth. Mtg. Purchase Rev. Series 2014 C1, 3.5% 11/15/44 (e)	15,000	14,883
Maine Muni. Bond Bank Series 2016 B, 3.5% 11/1/29	735,000	715,687
Maine Tpk. Auth. Tpk. Rev.:
Series 2015:
5% 7/1/32	125,000	126,587
5% 7/1/36	320,000	322,982
5% 7/1/38	80,000	80,477
Series 2018:
5% 7/1/33	40,000	42,314
5% 7/1/34	55,000	58,092
5% 7/1/35	60,000	63,288
5% 7/1/36	110,000	115,823
5% 7/1/47	30,000	30,952
TOTAL MAINE		21,124,970
Maryland - 1.3%
Anne Arundel Cny:
Series 2023, 5% 10/1/46	2,195,000	2,392,660
Series 2024, 4% 10/1/53	500,000	479,255
Anne Arundel County Gen. Oblig. Series 2021, 3% 10/1/37	2,540,000	2,252,765
Baltimore Convention Ctr. Hotel Rev. Series 2017:
5% 9/1/25	305,000	304,544
5% 9/1/26	100,000	99,840
5% 9/1/33	210,000	207,583
5% 9/1/34	765,000	754,121
5% 9/1/36	870,000	849,167
5% 9/1/42	1,135,000	1,049,647
5% 9/1/46	3,685,000	3,303,984
Baltimore County Gen. Oblig.:
Series 2018, 5% 3/1/25	500,000	505,511
Series 2020, 4% 1/1/45	250,000	220,712
Baltimore Gen. Oblig.:
(East Baltimore Research Park Proj.) Series 2017 A, 5% 9/1/38	330,000	324,854
Series 2022, 5% 6/1/51	600,000	579,133
Baltimore Proj. Rev.:
(Wastewtr. Projs.) Series 2014 C, 5% 7/1/33	945,000	950,558
(Wtr. Projs.):
Series 2014 C, 5% 7/1/31	635,000	638,747
Series 2017 A, 5% 7/1/41	1,065,000	1,092,750
Series 2019 A, 4% 7/1/49	1,385,000	1,313,051
Series 2020 A:
4% 7/1/45	1,415,000	1,357,081
5% 7/1/50	1,555,000	1,620,541
Brunswick Spl. Oblig. Series 2019:
4% 7/1/29	80,000	76,847
5% 7/1/36	85,000	85,465
City of Westminster Series 2016:
5% 11/1/27	315,000	320,359
5% 11/1/28	335,000	340,940
5% 11/1/29	355,000	361,760
5% 11/1/30	375,000	381,894
5% 11/1/31	110,000	111,986
Frederick County Edl. Facilities Rev. Series 2017 A, 5% 9/1/45 (g)	500,000	467,408
Frederick County Gen. Oblig. Series 2021 A, 1.75% 10/1/36	1,250,000	901,235
Frederick County Tax Increment and Spl. Tax Series 2020 B, 4.625% 7/1/43 (g)	455,000	425,672
Gaithersburg Eco Dev. Rev. Bd Series 2018 A:
5% 1/1/27	210,000	211,733
5% 1/1/28	280,000	283,580
5% 1/1/33	1,750,000	1,772,210
5% 1/1/36	85,000	85,661
Howard County Spl. Oblig. (Downtown Columbia Proj.) Series 2017 A, 4.5% 2/15/47 (g)	235,000	210,671
Hsg. Opportunities Commission of Montgomery County Series 2021 C, 0.8% 7/1/25	375,000	357,714
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2014 C, 4% 9/1/44	75,000	74,683
Series 2018 A, 4.5% 9/1/48	605,000	604,666
Series 2019 C:
3.5% 3/1/50	90,000	88,081
5% 9/1/27	45,000	46,623
5% 9/1/28	5,000	5,268
Series 2020 D, 3.25% 9/1/50	1,570,000	1,524,915
Series 2021 A, 3% 9/1/51	1,420,000	1,368,904
Series 2021 B, 3% 9/1/51	1,555,000	1,489,791
Series 2023 E, 6.25% 3/1/54	875,000	941,965
Maryland Dept. of Trans.:
Series 2016:
3% 11/1/30	1,750,000	1,657,744
3% 11/1/31	1,500,000	1,412,066
Series 2021 B:
4% 8/1/37 (e)	640,000	623,170
4% 8/1/38 (e)	575,000	557,720
4% 8/1/51 (e)	1,270,000	1,128,587
5% 8/1/36 (e)	625,000	664,474
5% 8/1/46 (e)	6,265,000	6,462,498
Maryland Econ. Dev. Auth. Rev.:
(Ports America Chesapeake LLC. Proj.) Series 2017 A:
5% 6/1/24	145,000	145,000
5% 6/1/25	150,000	150,560
5% 6/1/27	140,000	143,609
5% 6/1/30	530,000	550,137
5% 6/1/32	145,000	150,505
5% 6/1/35	1,085,000	1,125,935
(Trans. Facilities Proj.) Series 2017 A, 5% 6/1/28	210,000	217,353
Series 2022 A:
5% 12/31/42	1,000,000	1,038,976
5.25% 6/30/53	1,500,000	1,548,977
Maryland Econ. Dev. Corp.:
(Port Covington Proj.) Series 2020:
4% 9/1/40	485,000	424,251
4% 9/1/50	1,090,000	864,697
(Purple Line Lt. Rail Proj.):
Series 2022 A, 5% 11/12/28 (e)	2,750,000	2,778,052
Series 2022 B:
5.25% 6/30/52 (e)	1,000,000	1,026,028
5.25% 6/30/55 (e)	11,120,000	11,383,513
Purple Line Lt. Rail Proj. Series 2022 B, 5.25% 6/30/47 (e)	1,350,000	1,391,565
Maryland Econ. Dev. Corp. Rev. Bonds (Constellation Energy Group INC. Proj.) Series 2006 B, 4.1%, tender 4/3/28 (b)	800,000	810,229
Maryland Econ. Dev. Corp. Sr. Parking Facilities Rev.:
(Baltimore City Proj.):
Series 2018 A, 5% 6/1/58	715,000	717,167
Series 2018 C:
4% 6/1/48	115,000	90,435
4% 6/1/58	340,000	253,019
Series 2018 C, 4% 6/1/38	35,000	30,581
Maryland Econ. Dev. Corp. Student Hsg. Rev.:
(Bowie State Univ. Proj.) Series 2015:
5% 6/1/25 (g)	105,000	105,377
5% 6/1/29 (g)	335,000	338,165
5% 6/1/33 (g)	360,000	362,970
(Morgan State Univ. Proj.) Series 2020, 5% 7/1/56	1,900,000	1,889,621
(Univ. of Maryland, College Park Projs.) Series 2016:
5% 6/1/35 (Assured Guaranty Muni. Corp. Insured)	645,000	658,731
5% 6/1/43 (Assured Guaranty Muni. Corp. Insured)	240,000	242,145
Maryland Gen. Oblig.:
Series 2018 A, 5% 3/15/26	1,000,000	1,027,977
Series 2021 2A, 5% 8/1/28	4,040,000	4,311,437
Series 2022 2C, 4% 3/1/29	3,030,000	3,128,542
Maryland Health & Higher Edl.:
Series 2021 A:
3% 7/1/51	2,815,000	2,087,000
4% 6/1/38	500,000	462,096
4% 6/1/46	1,050,000	901,431
4% 6/1/51	2,345,000	1,997,222
4% 6/1/55	1,545,000	1,289,981
5% 6/1/29	125,000	128,545
5% 6/1/31	20,000	20,738
5% 6/1/33	320,000	330,551
Series 2021 B, 4% 1/1/51	700,000	586,742
Series 2023, 5.25% 7/1/33 (g)	400,000	408,527
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Medstar Health, Inc. Proj.) Series 2017 A, 5% 5/15/45	1,550,000	1,569,495
Series 2014:
5% 7/1/39 (Pre-Refunded to 7/1/24 @ 100)	1,475,000	1,475,930
5.25% 7/1/34 (Pre-Refunded to 7/1/24 @ 100)	2,415,000	2,416,982
Series 2015:
5% 8/15/25	1,370,000	1,379,150
5% 7/1/27	900,000	906,606
5% 7/1/29	370,000	373,123
5% 8/15/33	1,325,000	1,334,483
5% 7/1/34 (Pre-Refunded to 7/1/24 @ 100)	1,000,000	1,000,353
5% 7/1/40	110,000	110,411
5% 7/1/45	1,915,000	1,917,668
5% 7/1/47	2,610,000	2,616,210
Series 2016 A:
4% 7/1/42	255,000	227,129
5% 7/1/32	85,000	86,027
5% 7/1/33	215,000	217,589
5% 7/1/34	255,000	258,462
5% 7/1/35	425,000	430,896
5% 7/1/36	210,000	212,745
5% 7/1/38	65,000	65,517
5.5% 1/1/36	2,475,000	2,534,420
5.5% 1/1/46	4,925,000	4,972,547
Series 2017 A:
5% 7/1/33	365,000	370,124
5% 7/1/38	1,030,000	1,033,694
Series 2020 B, 5% 4/15/25	60,000	60,674
Maryland Stadium Auth. Series 2022 A:
5% 6/1/47	5,050,000	5,300,445
5% 6/1/52	1,195,000	1,245,983
Maryland Stadium Auth. Built to Learn Rev.:
Series 2021, 4% 6/1/46	3,235,000	3,053,229
Series 2022 A:
4% 6/1/35	160,000	162,969
4% 6/1/37	135,000	136,470
4% 6/1/38	145,000	145,732
4% 6/1/47	1,665,000	1,573,552
Maryland Stadium Auth. Rev.:
Series 2018 A:
5% 5/1/34	530,000	557,677
5% 5/1/42	1,710,000	1,771,100
Series 2018 B, 5% 5/1/35	1,180,000	1,241,530
Series 2020 B, 5% 5/1/47	740,000	803,491
Series 2022 C:
0% 5/1/51	1,355,000	342,362
0% 5/1/52	2,040,000	487,354
0% 5/1/53	1,010,000	228,051
0% 5/1/54	1,490,000	318,015
0% 5/1/55	925,000	186,364
Maryland Trans. Auth. Passenger Facility Charge Rev. Series 2019, 4% 6/1/33 (e)	960,000	930,333
Maryland Trans. Auth. Trans. Facility Projs. Rev. Series 2020:
4% 7/1/50	605,000	564,438
5% 7/1/40	315,000	337,591
Montgomery County Econ. Dev. Rev. Series 2018 A, 5.375% 7/1/48	915,000	778,734
Montgomery County Gen. Oblig. Series 2021 A, 2% 8/1/41	3,000,000	1,980,287
Prince Georges County Ctfs. of Prtn. Series 2021:
5% 10/1/27	1,740,000	1,824,462
5% 10/1/28	2,545,000	2,706,184
Prince Georges County Rev. Auth. Spl. Oblig. (Suitland-Naylor Road Proj.) Series 2016:
4.75% 7/1/36 (g)	245,000	245,012
5% 7/1/46 (g)	350,000	339,833
Rockville Mayor & Council Econ. Dev.:
(Ingleside at King Farm Proj.):
Series 2017 A1, 5% 11/1/31	210,000	210,970
Series 2017 A2:
5% 11/1/29	70,000	70,367
5% 11/1/31	85,000	85,393
5% 11/1/32	70,000	70,214
Series 2017 B:
4.25% 11/1/37	55,000	49,211
4.5% 11/1/43	275,000	241,533
5% 11/1/47	1,005,000	913,431
(Rfdg.-Ingleside King Farm Proj.) Series 2017:
5% 11/1/35	140,000	140,211
5% 11/1/37	315,000	311,651
5% 11/1/42	1,280,000	1,210,677
Univ. of Maryland Sys. Auxiliary Facility & Tuition Rev. Series 2024 A, 4% 4/1/43	1,160,000	1,141,277
Washington County Econ. Dev. Rev. (Homewood Maryland Obligated Group Proj.) Series 2021:
4% 5/1/26	245,000	239,794
4% 5/1/27	255,000	245,889
4% 5/1/30	285,000	260,961
4% 5/1/31	155,000	139,538
4% 5/1/36	985,000	821,220
4% 5/1/42	2,010,000	1,541,047
Washington Metropolitan Area Transit Auth.:
Series 2020 A:
5% 7/15/38	740,000	792,078
5% 7/15/39	1,625,000	1,733,920
Series 2021 A:
4% 7/15/39	1,000,000	989,639
5% 7/15/41	740,000	789,977
Washington Suburban San. District Series 2024:
4% 6/1/45	1,475,000	1,427,068
4% 6/1/53	4,120,000	3,950,234
Westminster Proj. Rev.:
Series 2014 A:
5% 7/1/24	65,000	65,000
6.25% 7/1/44	510,000	509,971
Series 2014:
5.125% 7/1/34 (Pre-Refunded to 7/1/24 @ 100)	635,000	635,486
5.5% 7/1/44 (Pre-Refunded to 7/1/24 @ 100)	635,000	635,667
TOTAL MARYLAND		162,515,038
Massachusetts - 1.4%
Boston Gen. Oblig. Series 2023 A, 5% 11/1/38	935,000	1,057,773
Boston Wtr. & Swr. Commission Rev. Series 2016 B, 3% 11/1/41	3,000,000	2,495,796
Massachusetts Bay Trans. Auth. Sales Tax Rev.:
Series 2015 A, 5% 7/1/45	360,000	363,168
Series 2016 A, 0% 7/1/31	2,570,000	1,902,790
Series 2021 A1, 5% 7/1/34	2,640,000	2,934,634
Massachusetts Clean Wtr. Trust:
Series 2021 23A, 5% 2/1/39	1,965,000	2,152,393
Series 2023 2023:
5% 2/1/33	2,300,000	2,640,937
5% 2/1/34	1,800,000	2,064,984
5% 2/1/35	1,200,000	1,376,432
Massachusetts Commonwealth Trans. Fund Rev.:
(Rail Enhancement Prog.) Series 2021 B, 5% 6/1/37	3,900,000	4,118,330
Series 2017 A, 5% 6/1/43	1,980,000	2,047,615
Series 2021 A, 5% 6/1/51	6,265,000	6,558,427
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Series 2019 A, 5% 1/1/32	2,315,000	2,488,995
Massachusetts Dev. Fin. Agcy. Rev.:
(Lesley Univ. Proj.) Series 2016, 5% 7/1/39	255,000	256,719
(Newbridge On The Charles Proj.) Series 2017:
5% 10/1/47 (g)	1,255,000	1,253,197
5% 10/1/57 (g)	2,460,000	2,382,304
(Partners Healthcare Sys., Inc. Proj.):
Series 2017 S:
5% 7/1/30	475,000	499,145
5% 7/1/32	270,000	283,449
5% 7/1/34	510,000	534,814
Series 2017, 4% 7/1/41	1,215,000	1,176,608
(UMass Memorial Health Care Proj.) Series K, 5% 7/1/38	275,000	278,557
(Univ. of Massachusetts Health Cr., Inc. Proj.) Series 2017 L:
4% 7/1/44	680,000	591,730
5% 7/1/44	350,000	352,660
(Wentworth Institute of Technology Proj.) Series 2017:
5% 10/1/27	125,000	126,629
5% 10/1/28	125,000	126,684
5% 10/1/29	135,000	136,877
5% 10/1/30	65,000	65,893
5% 10/1/31	150,000	151,985
5% 10/1/32	155,000	156,941
5% 10/1/33	75,000	75,886
5% 10/1/46	240,000	236,644
Series 1999 P, 5.45% 5/15/59 (Assured Guaranty Corp. Insured)	355,000	387,875
Series 2013 G, 5% 7/1/37	570,000	559,483
Series 2014 F:
5.625% 7/15/36	85,000	81,261
5.75% 7/15/43	920,000	891,490
Series 2015 D, 5% 7/1/44	145,000	141,325
Series 2015 F, 5% 8/15/30	210,000	211,578
Series 2015 O1, 5% 7/1/45	1,500,000	1,508,948
Series 2015:
5% 4/15/25	20,000	19,940
5% 7/1/25	25,000	25,307
5% 7/1/25 (Escrowed to Maturity)	65,000	65,833
5% 5/1/41	300,000	301,222
Series 2016 A, 5.25% 1/1/42	50,000	50,639
Series 2016 B, 4% 10/1/46	165,000	138,149
Series 2016:
5% 10/1/29	120,000	122,875
5% 10/1/30	185,000	189,431
5% 7/1/31	205,000	208,341
5% 10/1/31	200,000	204,796
5% 1/1/40	530,000	540,574
5% 10/1/43	1,810,000	1,803,013
5% 7/1/46	465,000	465,762
5% 10/1/48	2,100,000	2,099,854
Series 2017 A, 5% 1/1/36	155,000	158,749
Series 2017 B:
5% 7/1/42	580,000	552,390
5% 9/1/42	2,135,000	2,192,702
Series 2017, 5% 7/1/47	60,000	60,132
Series 2018 J1, 5% 7/1/48	640,000	646,315
Series 2018:
5% 11/15/38 (g)	380,000	391,001
5% 1/1/43	85,000	85,353
5% 10/1/48	350,000	342,740
5% 10/1/54	600,000	578,200
5.125% 11/15/46 (g)	920,000	938,281
Series 2019 A:
4% 7/1/44	475,000	407,415
5% 7/1/39	395,000	387,205
5% 7/1/44	465,000	447,610
Series 2019 K:
5% 7/1/25	55,000	55,675
5% 7/1/26	70,000	71,961
5% 7/1/27	85,000	88,679
5% 7/1/31	240,000	254,727
5% 7/1/32	240,000	254,793
Series 2019:
5% 7/1/25	40,000	40,230
5% 7/1/26	25,000	25,305
5% 7/1/28	35,000	36,002
5% 7/1/29	30,000	31,059
5% 9/1/59	1,485,000	1,528,286
Series 2020 A:
4% 7/1/45	3,055,000	2,645,011
5% 10/15/29	3,530,000	3,850,552
Series 2020 C:
4% 10/1/45 (Assured Guaranty Muni. Corp. Insured)	400,000	377,341
5% 10/1/32 (Assured Guaranty Muni. Corp. Insured)	180,000	193,205
5% 10/1/33 (Assured Guaranty Muni. Corp. Insured)	110,000	117,374
Series 2021 V, 5% 7/1/55	4,180,000	4,747,889
Series 2021:
4% 9/1/48	335,000	295,076
4% 7/1/51	1,110,000	915,109
5% 7/1/41 (g)	300,000	263,249
Series 2022 B, 5% 11/15/32	1,750,000	1,991,249
Series 2022:
5% 10/1/38	1,000,000	1,105,416
5% 10/1/44	3,500,000	3,774,064
5.125% 1/1/40	105,000	100,487
5.25% 1/1/50	655,000	592,723
Series 2023 G:
4.375% 7/1/52	785,000	738,578
5.25% 7/1/52	3,450,000	3,629,702
Series BB1, 5% 10/1/46	1,205,000	1,225,493
Series J2, 5% 7/1/53	7,175,000	7,221,036
Series M:
4% 10/1/50	3,070,000	2,506,765
5% 10/1/45	2,315,000	2,272,913
Series N 2016, 5% 12/1/41	2,000,000	2,035,971
Massachusetts Edl. Fing. Auth. Rev.:
Series 2012 J:
4.7% 7/1/26 (e)	105,000	103,898
4.9% 7/1/28 (e)	110,000	110,041
Series 2016 J, 3.5% 7/1/33 (e)	1,525,000	1,455,914
Series 2016, 5% 7/1/24 (e)	990,000	990,461
Series 2018 C, 4.125% 7/1/46 (e)	2,180,000	1,839,176
Series 2019 B:
3% 7/1/35 (e)	150,000	148,514
5% 7/1/27 (e)	475,000	484,844
Series 2019 C, 3.75% 7/1/47 (e)	2,430,000	1,902,136
Series 2020 B, 2.625% 7/1/36 (e)	55,000	54,391
Series 2021 B, 2% 7/1/37 (e)	80,000	67,402
Series 2021 C, 3% 7/1/51 (e)	950,000	618,369
Series 2022 C, 4.125% 7/1/52 (e)	2,210,000	1,777,979
Series 2024 B, 5% 7/1/30 (d)(e)	500,000	523,515
Series 2024 D, 5% 7/1/54 (d)(e)	1,470,000	1,437,895
Massachusetts Gen. Oblig.:
Series 2004 A, 5.5% 8/1/30	1,065,000	1,189,780
Series 2017 A, 5% 4/1/37	550,000	570,919
Series 2019 A, 5% 1/1/49	705,000	729,833
Series 2019 C, 5% 5/1/49	1,205,000	1,250,235
Series 2020 C:
3% 3/1/47	2,000,000	1,547,075
3% 3/1/49	2,335,000	1,767,404
Series 2021 B, 3% 4/1/49	3,150,000	2,383,255
Series 2022 B, 3% 2/1/48	5,250,000	4,016,551
Series 2022 C, 5% 10/1/52	750,000	795,722
Series E:
5% 11/1/45	1,125,000	1,191,186
5% 11/1/50	220,000	230,414
Massachusetts Hsg. Fin. Auth.:
Series 2021 221, 3% 12/1/50	690,000	664,071
Series 2021 223, 3% 6/1/47	1,890,000	1,818,424
Massachusetts Muni. Wholesale Elec. Co. Series 2021 A, 4% 7/1/46	480,000	453,722
Massachusetts Port Auth. Rev.:
Series 2016 A:
5% 7/1/33	255,000	262,229
5% 7/1/34	130,000	133,678
5% 7/1/38	190,000	194,595
Series 2016 B, 5% 7/1/43 (e)	1,045,000	1,052,656
Series 2019 A:
5% 7/1/34 (e)	1,005,000	1,060,024
5% 7/1/35 (e)	1,000,000	1,054,513
5% 7/1/36 (e)	170,000	178,944
5% 7/1/37 (e)	835,000	875,993
5% 7/1/38 (e)	1,045,000	1,092,204
5% 7/1/39 (e)	1,700,000	1,771,982
5% 7/1/40 (e)	1,580,000	1,640,993
Series 2021 E:
5% 7/1/37 (e)	2,895,000	3,085,879
5% 7/1/41 (e)	4,915,000	5,152,760
5% 7/1/46 (e)	2,680,000	2,778,815
5% 7/1/51 (e)	6,355,000	6,533,736
Massachusetts Port Auth. Spl. Facilities Rev.:
(BOSfuel Proj.) Series 2019 A:
5% 7/1/35 (e)	105,000	109,727
5% 7/1/36 (e)	210,000	218,668
5% 7/1/37 (e)	305,000	316,530
(Bosfuel Proj.) Series 2019 A, 5% 7/1/49 (e)	1,050,000	1,069,262
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev.:
Series 2015 C, 5% 8/15/31 (Pre-Refunded to 8/15/25 @ 100)	180,000	183,103
Series 2016 B, 5% 11/15/33	1,625,000	1,678,954
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev. Series 2016 C, 4% 8/1/40	2,710,000	2,634,865
Somerville Gen. Oblig. Series 2020, 2.125% 10/15/39	1,125,000	817,024
Stoneham Gen. Oblig. Series 2022:
2.25% 1/15/40	500,000	366,200
2.25% 1/15/41	3,630,000	2,604,105
Univ. of Massachusetts Bldg. Auth. Rev. Series 2017 3, 5% 11/1/36	1,895,000	1,988,100
Worcester Gen. Oblig. Series 2022, 3% 2/1/37 (Assured Guaranty Muni. Corp. Insured)	250,000	221,120
TOTAL MASSACHUSETTS		170,280,490
Michigan - 1.3%
Calhoun County Hosp. Fin. Auth. Rev. Series 2016:
5% 2/15/37	140,000	137,190
5% 2/15/41	800,000	753,887
5% 2/15/47	2,235,000	2,019,064
Detroit Downtown Dev. Auth. Tax:
Series 2018 A:
5% 7/1/43 (Assured Guaranty Muni. Corp. Insured)	620,000	619,954
5% 7/1/48 (Assured Guaranty Muni. Corp. Insured)	2,360,000	2,284,514
Series A, 5% 7/1/34 (Assured Guaranty Muni. Corp. Insured)	2,750,000	2,750,582
Detroit Gen. Oblig.:
Series 2018:
5% 4/1/27	235,000	239,438
5% 4/1/29	105,000	107,258
5% 4/1/30	95,000	96,820
5% 4/1/31	105,000	107,065
5% 4/1/32	120,000	122,359
5% 4/1/33	170,000	173,331
5% 4/1/37	295,000	299,701
5% 4/1/38	195,000	197,537
Series 2020:
5.5% 4/1/32	175,000	186,323
5.5% 4/1/34	95,000	101,124
5.5% 4/1/36	130,000	138,149
5.5% 4/1/38	290,000	306,628
5.5% 4/1/40	205,000	215,018
5.5% 4/1/45	145,000	150,314
5.5% 4/1/50	295,000	305,217
Series 2021 A:
5% 4/1/46	500,000	501,251
5% 4/1/50	585,000	582,435
Series 2023 C, 6% 5/1/43	1,250,000	1,377,574
Detroit School District School Bldg. and Site Impt. Series 2020 A:
5% 5/1/34	745,000	798,088
5% 5/1/36	210,000	224,095
5% 5/1/37	230,000	244,015
Detroit Svc. Learning Academy M Series 2021, 4% 7/1/41	250,000	209,878
Flint Hosp. Bldg. Auth. Rev. Series 2020:
4% 7/1/41	70,000	61,270
5% 7/1/25	30,000	29,954
5% 7/1/26	25,000	24,831
5% 7/1/27	40,000	39,704
5% 7/1/28	60,000	59,528
Gerald R. Ford Int'l. Arpt. Auth. Rev. Series 2021, 5% 1/1/51 (e)	895,000	929,123
Grand Rapids Econ. Dev. Corp. Econ. Dev. Rev. (Beacon Hill at Eastgate Proj.) Series 2017 A:
5% 11/1/32	300,000	294,939
5% 11/1/37	165,000	156,338
5% 11/1/47	390,000	341,266
5% 11/1/52	165,000	141,027
Grand Rapids Pub. Schools Series 2019, 5% 11/1/26 (Assured Guaranty Muni. Corp. Insured)	60,000	61,977
Grand Traverse County Hosp. Fin. Auth. Series 2021, 3% 7/1/51	1,625,000	1,200,715
Great Lakes Wtr. Auth. Sew Disp. Sys.:
Series 2016 C:
5% 7/1/30	135,000	138,040
5% 7/1/36	4,675,000	4,767,656
Series 2018 A:
5% 7/1/43	380,000	392,505
5% 7/1/48	1,645,000	1,680,870
Series 2022 A:
5.25% 7/1/47	3,225,000	3,520,354
5.25% 7/1/52	1,170,000	1,258,814
Series 2023 C, 5.25% 7/1/48	1,375,000	1,500,680
Great Lakes Wtr. Auth. Wtr. Supply Sys. Rev.:
Series 2016 A, 5% 7/1/46	4,265,000	4,313,738
Series 2016 B:
5% 7/1/46	2,725,000	2,759,379
5% 7/1/46	5,000	5,059
Series 2016 C:
5% 7/1/35	650,000	664,059
5.25% 7/1/33	1,125,000	1,159,586
5.25% 7/1/35	1,300,000	1,334,541
Series 2016 D, 5% 7/1/36	670,000	683,279
Series 2022 A, 5.25% 7/1/47	3,000,000	3,274,748
Series 2022 B, 5.5% 7/1/52	3,000,000	3,263,749
Series 2023 B, 5.25% 7/1/48	2,250,000	2,455,658
Ivywood Classical Academy Series 2023, 5.875% 1/1/44	1,970,000	1,974,123
Jackson County Series 2019:
4% 5/1/32 (Build America Mutual Assurance Insured)	120,000	122,228
4% 5/1/33 (Build America Mutual Assurance Insured)	125,000	127,428
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016, 5% 5/15/28	365,000	372,084
Kentwood Econ. Dev. Corp.:
Series 2019, 5% 11/15/41	250,000	238,782
Series 2022:
4% 11/15/31	255,000	241,424
4% 11/15/43	365,000	297,826
Michigan Bldg. Auth. Rev.:
(Facilities Prog.) Series 2019 I, 4% 10/15/49	595,000	564,139
Series 2015 I:
5% 4/15/30	580,000	586,948
5% 4/15/30 (Pre-Refunded to 10/15/25 @ 100)	30,000	30,552
Series 2022 I, 4% 10/15/52	370,000	339,776
Michigan Fin. Auth. Act 38 Facss (The Henry Ford Health Detroit South Campus Central Util. Plant Proj.) Series 2024:
4.375% 2/28/54	335,000	322,490
5.5% 2/28/57	2,405,000	2,582,807
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018:
4% 11/1/48	350,000	320,999
5% 11/1/43	485,000	499,056
(College for Creative Studies Proj.) Series 2015, 5% 12/1/45	300,000	285,550
(Henry Ford Health Sys. Proj.) Series 2016, 5% 11/15/25	270,000	274,157
(Lawrence Technological Univ. Proj.) Series 2017, 5.25% 2/1/32	250,000	250,142
(Local Govt. Ln. Prog.) Series 2014 D, 5% 7/1/37 (Assured Guaranty Muni. Corp. Insured)	120,000	120,064
(Trinity Health Proj.) Series 2017, 5% 12/1/37	65,000	66,897
Bonds:
Series 2015 D1, 1.2%, tender 4/13/28 (b)	540,000	473,365
Series 2015 D2, 1.2%, tender 4/13/28 (b)	680,000	596,090
Series 2014 C7, 5% 7/1/32	620,000	620,583
Series 2014 D6, 5% 7/1/36	100,000	100,045
Series 2015 B, 5% 5/15/35	1,475,000	1,485,276
Series 2015 C:
5% 7/1/34	580,000	585,316
5% 7/1/35	4,535,000	4,576,566
Series 2015 D1, 5% 7/1/34	240,000	241,730
Series 2015 D2, 5% 7/1/34	1,040,000	1,048,439
Series 2015 MI, 5% 12/1/24	540,000	543,118
Series 2015, 5% 11/15/28 (Pre-Refunded to 5/15/25 @ 100)	20,000	20,230
Series 2016 MI, 4% 12/1/45	1,000,000	931,842
Series 2016:
5% 11/15/26	55,000	56,355
5% 11/15/32	270,000	276,494
5% 11/15/34	950,000	971,598
5% 11/15/37	1,030,000	1,046,534
5% 11/15/41	520,000	525,228
Series 2017 MI:
5% 12/1/30	210,000	218,041
5% 12/1/31	425,000	440,117
Series 2019 A:
3% 12/1/49	1,715,000	1,283,877
4% 2/15/44	1,500,000	1,409,011
4% 12/1/49	50,000	45,856
4% 11/15/50	1,085,000	969,443
5% 2/15/37	410,000	429,480
5% 2/15/38	590,000	613,115
5% 2/15/39	2,950,000	3,052,366
5% 12/1/41	540,000	559,859
5% 11/15/48	110,000	112,208
5% 5/15/54	6,590,000	6,654,283
Series 2020 A, 4% 6/1/49	715,000	635,375
Series 2020 B, 0% 6/1/45	1,700,000	418,744
Series 2020 B1, 5% 6/1/49	735,000	745,984
Series 2020 B2, 0% 6/1/65	10,950,000	1,106,600
Series 2020, 5% 6/1/40	30,000	31,059
Series 2021:
4% 9/1/39	425,000	404,167
4% 9/1/40	425,000	398,088
4% 9/1/41	355,000	329,306
4% 9/1/46	250,000	221,200
Series 2022 A, 5% 12/1/32	1,705,000	1,865,198
Series 2022, 5% 4/15/28	1,750,000	1,840,980
Series 2023:
5.25% 11/1/39	1,500,000	1,459,179
5.375% 11/1/43	1,000,000	972,265
5.5% 11/1/48	5,300,000	5,101,002
Michigan Hosp. Fin. Auth. Rev. Series 2008 C:
5% 12/1/32	175,000	181,634
5% 12/1/32 (Pre-Refunded to 12/1/27 @ 100)	20,000	21,049
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev.:
Series 2023 B, 5% 6/1/54	2,050,000	2,076,296
Series A, 3.5% 12/1/50	315,000	307,777
Michigan State Hsg. Dev. Auth.:
Series 2021 A, 2.45% 10/1/46	1,710,000	1,099,185
Series 2023 A, 5.15% 10/1/58	2,945,000	3,019,795
Series 2023, 3.75% 4/1/27	1,500,000	1,486,702
Michigan Strategic Fund Ltd. Oblig. Rev.:
(I-75 Impt. Proj.) Series 2018:
4.125% 6/30/35 (Assured Guaranty Muni. Corp. Insured) (e)	1,030,000	1,004,087
5% 12/31/43 (e)	1,855,000	1,857,864
5% 6/30/48 (e)	1,715,000	1,710,477
Bonds (Consumer Energy Co. Proj.) Series 2019, 1.8%, tender 10/1/24 (b)(e)	3,255,000	3,223,202
Michigan Tobacco Settlement Fin. Auth. Tobacco Settlement Asset Rev.:
Series 2007 B, 0% 6/1/52	3,830,000	466,982
Series 2008:
0% 6/1/46	10,325,000	1,318,711
0% 6/1/58	4,600,000	139,570
Michigan Trunk Line Fund Rev.:
(Rebuilding Michigan Prog.) Series 2023, 5.5% 11/15/49	6,000,000	6,690,498
Series 2020 B, 4% 11/15/37	2,500,000	2,533,894
Series 2021 A, 4% 11/15/44	3,000,000	2,936,651
Oakland Univ. Rev.:
Series 2016, 5% 3/1/41	50,000	50,378
Series 2019 A, 5% 3/1/31	35,000	37,054
Series 2019:
5% 3/1/32	40,000	42,359
5% 3/1/33	40,000	42,258
5% 3/1/34	45,000	47,565
5% 3/1/35	45,000	47,481
5% 3/1/36	50,000	52,760
5% 3/1/37	60,000	63,107
5% 3/1/38	85,000	89,119
5% 3/1/39	60,000	62,687
5% 3/1/40	720,000	749,152
5% 3/1/41	760,000	788,840
5% 3/1/44	1,485,000	1,528,578
5% 3/1/50	2,400,000	2,447,757
Portage Pub. Schools Series 2016:
5% 11/1/30	345,000	352,957
5% 11/1/31	305,000	311,412
5% 11/1/33	55,000	56,075
5% 11/1/36	100,000	101,623
5% 11/1/37	55,000	55,872
Univ. of Michigan Rev. Series 2020 A:
4% 4/1/45	1,060,000	1,029,683
5% 4/1/50	255,000	267,623
Warren Consolidated School District Series 2016:
5% 5/1/28	230,000	235,818
5% 5/1/29	235,000	240,725
Wayne County Arpt. Auth. Rev.:
Series 2014 B:
5% 12/1/39 (Build America Mutual Assurance Insured)	130,000	130,326
5% 12/1/44	525,000	525,460
Series 2014 C:
5% 12/1/39 (e)	100,000	100,077
5% 12/1/44 (e)	215,000	213,717
Series 2015 D:
5% 12/1/30	75,000	76,051
5% 12/1/31	130,000	131,829
5% 12/1/40 (Assured Guaranty Muni. Corp. Insured)	1,515,000	1,531,495
Series 2015 G:
5% 12/1/31	85,000	86,196
5% 12/1/32	85,000	86,194
5% 12/1/33	110,000	111,510
Series 2015, 5% 12/1/29	90,000	91,352
Series 2017 A:
4% 12/1/33 (Assured Guaranty Muni. Corp. Insured)	180,000	180,735
4% 12/1/34 (Assured Guaranty Muni. Corp. Insured)	150,000	150,601
4% 12/1/35 (Assured Guaranty Muni. Corp. Insured)	145,000	145,488
4% 12/1/36 (Assured Guaranty Muni. Corp. Insured)	150,000	150,332
5% 12/1/28	35,000	36,433
5% 12/1/29	30,000	31,223
5% 12/1/30	40,000	41,657
5% 12/1/31	45,000	46,871
5% 12/1/32	45,000	46,868
5% 12/1/33	20,000	20,829
5% 12/1/34	85,000	88,517
5% 12/1/35	80,000	83,257
5% 12/1/37	30,000	31,087
5% 12/1/37	70,000	72,374
Series 2017 B:
5% 12/1/29 (e)	75,000	76,969
5% 12/1/30 (e)	85,000	86,982
5% 12/1/31 (e)	100,000	102,183
5% 12/1/32 (e)	65,000	67,010
5% 12/1/32 (e)	80,000	81,741
5% 12/1/34 (e)	75,000	77,235
5% 12/1/35 (e)	80,000	82,332
5% 12/1/37 (e)	100,000	102,473
5% 12/1/42 (e)	120,000	121,838
Series 2017 C, 5% 12/1/28	60,000	62,617
Series 2018 B, 5% 12/1/48 (e)	705,000	711,684
Series 2018 D, 5% 12/1/29 (e)	565,000	586,511
Wayne County Arpt. Rev. Series 2017 C, 5% 12/1/37 (Assured Guaranty Muni. Corp. Insured) (e)(g)	2,950,000	3,020,070
TOTAL MICHIGAN		154,960,661
Minnesota - 0.4%
Apple Valley Sr. Living (Minnesota Sr. Living LLC Proj.):
Series 2016 B, 5% 1/1/47	565,000	334,433
Series 2016 D, 7.25% 1/1/52	610,000	341,444
City of White Bear Lake (YMCA of Greater Twin Cities Proj.) Series 2018, 5% 6/1/27	30,000	30,526
Deephaven Charter School Lease Rev.:
(Seven Hills Preparatory Academy Proj.) Series 2024 A, 6.125% 6/15/61 (d)(g)	1,200,000	1,177,539
Series 2017 A:
5% 10/1/37	70,000	70,052
5% 10/1/49	140,000	140,105
Duluth Econ. Dev. Auth. Series 2021 A:
4% 7/1/31	215,000	199,516
4% 7/1/36	355,000	309,301
4% 7/1/41	145,000	115,465
Duluth Econ. Dev. Auth. Health Care Facilities Rev.:
Series 2018 A:
4.25% 2/15/43	595,000	563,252
4.25% 2/15/48	700,000	657,906
5% 2/15/43	570,000	578,507
5% 2/15/48	1,075,000	1,082,894
5% 2/15/53	900,000	905,315
5% 2/15/58	660,000	663,922
5.25% 2/15/53	1,775,000	1,795,556
Series 2018, 5.25% 2/15/58	250,000	252,989
Series 2022 B, 5.25% 6/15/52	250,000	266,581
Duluth Independent School District #709 Ctfs. of Prtn.:
Series 2019 A, 4.2% 3/1/34 (Pre-Refunded to 3/1/27 @ 100)	65,000	66,025
Series 2019 B, 5% 2/1/25	50,000	50,416
Elk River Independent School District #728 Series 2020 A:
2.25% 2/1/36	750,000	599,449
2.5% 2/1/38	1,735,000	1,353,133
Ham Lake Minn Charter School Leas Series 2016 A, 5% 11/1/47	250,000	234,670
Maple Grove Health Care Sys. Rev.:
Series 2015:
5% 9/1/27	70,000	70,570
5% 9/1/29	345,000	347,607
Series 2017, 5% 5/1/25	100,000	100,521
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Allina Health Sys. Proj.) Series 2017 A, 5% 11/15/25	75,000	75,933
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2016 C:
5% 1/1/41	320,000	328,116
5% 1/1/46	640,000	652,842
Series 2022 B:
5% 1/1/28 (e)	630,000	649,986
5% 1/1/35 (e)	645,000	689,986
5% 1/1/37 (e)	1,580,000	1,681,545
Minneapolis Multi-family Rev. (Gateway Northeast Proj.) Series 2019, 2.46% 1/1/38	1,181,211	895,312
Minneapolis Taxable Charter Schools Lease Rev. (Twin cities Int'l. Schools Proj.) Series 2017 A, 5% 12/1/47 (g)	300,000	285,465
Minnesota Agric. & Econ. Dev. Board Rev. Series 2024, 5.25% 1/1/54	6,180,000	6,595,696
Minnesota Gen. Oblig. Series 2023 B, 5% 8/1/26	1,730,000	1,789,612
Minnesota Higher Ed. Facilities Auth. Rev.:
Series 2016 A, 5% 5/1/46	95,000	84,831
Series 2018 A:
5% 10/1/29	55,000	56,475
5% 10/1/30	90,000	92,352
5% 10/1/32	40,000	40,926
5% 10/1/33	50,000	51,094
5% 10/1/45	260,000	255,935
Minnesota Hsg. Fin. Agcy.:
Series 2015 A, 4% 1/1/41 (e)	10,000	9,988
Series 2021 D, 3% 1/1/52	1,225,000	1,174,825
Series 2021, 3% 7/1/51	1,155,000	1,109,726
Series 2023 E, 6.25% 7/1/54	1,000,000	1,077,313
Series 2023 F, 5.75% 7/1/53	470,000	493,559
Series 2024 A, 6.25% 1/1/54	1,000,000	1,080,689
Series B, 4% 8/1/41	75,000	72,450
Series D:
4% 8/1/38	135,000	134,252
4% 8/1/40	145,000	140,809
4% 8/1/41	95,000	91,770
4% 8/1/43	110,000	105,685
Minnesota Muni. Gas Agcy. Rev. Series 2022 A, 4% 12/1/26	570,000	566,740
Minnesota Office of Higher Ed. Series 2020, 2.65% 11/1/38 (e)	485,000	410,644
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	75,000	75,026
Moorhead ISD No. 152 (MN School District Cr. Enhancement Prog.) Series 2020 A, 2.5% 2/1/38	1,780,000	1,389,236
Rochester Health Cr.&Hsg. Rev. Series 2013 A, 6.875% 12/1/48	290,000	288,807
Rochester Health Care Facilities Rev. Series 2022:
4% 11/15/39	2,000,000	2,037,924
5% 11/15/57	1,260,000	1,344,854
Saint Cloud Health Care Rev. Series 2019:
4% 5/1/49	230,000	210,774
5% 5/1/48	285,000	291,257
Sauk Rapids Minn Independent School District # 47 Series 2020 A, 2.375% 2/1/36	2,720,000	2,200,957
Shakopee Sr. Hsg. Rev. Bonds Series 2018, 5.85%, tender 11/1/25 (b)(g)	1,070,000	1,043,639
St. Paul Hsg. & Redev. Auth. Health Care Facilities Rev. Series 2015 A, 5% 7/1/29	145,000	145,935
Washington County Gen. Oblig. Series 2017 A, 2.25% 2/1/28	1,000,000	925,306
West Saint Paul Independent School District #197 (Minnesota School District Cr. Enhancement Prog.) Series 2018 A:
3.6% 2/1/37	645,000	617,610
3.65% 2/1/38	675,000	628,650
White Bear Lake Independent School District #624 Gen. Oblig. Series 2020 A:
2.5% 2/1/39	1,345,000	1,024,094
3% 2/1/43	750,000	594,531
Woodbury Charter School Lease Rev. (Woodbury Leadership Academy Proj.) Series 2021 A:
4% 7/1/41	120,000	96,154
4% 7/1/51	95,000	68,077
4% 7/1/56	80,000	55,486
TOTAL MINNESOTA		46,040,567
Mississippi - 0.2%
Med. Ctr. Edl. Bld Corp. Rev. Series 2023 A:
4% 6/1/48	2,820,000	2,638,487
4% 6/1/53	2,145,000	1,970,935
Mississippi Bus. Fin. Corp. Rev. (Sys. Energy Resources, Inc. Proj.) Series 2021, 2.375% 6/1/44	300,000	179,022
Mississippi Bus. finance Corp. Exempt Facilities Rev. Bonds (Enviva, Inc. Proj.) Series 2022, 7.75%, tender 7/15/32 (b)(e)	7,930,000	5,922,407
Mississippi Dev. Bank Series 2010 A, 5.25% 1/1/34	520,000	573,943
Mississippi Dev. Bank Spl. Oblig.:
(City of Jackson, Mississippi Wtr. And Swr. Sys. Rev. Bond Proj.) Series 2013:
6.75% 12/1/30 (Assured Guaranty Muni. Corp. Insured)	240,000	240,777
6.875% 12/1/40 (Assured Guaranty Muni. Corp. Insured)	105,000	105,356
(Jackson, Mississippi Sales Tax Rev. Infrastructure Proj.):
Series 2019 A, 5% 9/1/26	205,000	206,825
Series 2020, 5% 9/1/25	75,000	75,222
(Vicksburg Warren School District Gen. Oblig. Bond Proj.) Series 2019, 5% 3/1/48	850,000	861,872
Mississippi Gen. Oblig. Series 2016 B:
5% 12/1/32 (Pre-Refunded to 12/1/26 @ 100)	530,000	549,323
5% 12/1/33 (Pre-Refunded to 12/1/26 @ 100)	530,000	549,323
5% 12/1/34 (Pre-Refunded to 12/1/26 @ 100)	1,065,000	1,103,829
Mississippi Home Corp.:
Series 2018 A, 4% 12/1/44	185,000	183,164
Series 2021 B:
3% 6/1/51	1,690,000	1,623,798
5% 6/1/27	510,000	527,946
5% 6/1/28	40,000	41,730
Mississippi Hosp. Equip. & Facilities Auth.:
(Forest County Gen. Hosp. Rfdg. Proj.) Series 2019 A:
4% 1/1/37	160,000	155,079
4% 1/1/39	160,000	151,732
4% 1/1/40	90,000	84,462
Bonds Series II, 5%, tender 3/1/27 (b)	40,000	41,106
Series 2016 A, 5% 9/1/46	405,000	399,726
Series 2020 IV, 5% 10/1/35	255,000	268,108
Series I:
5% 10/1/24	35,000	35,078
5% 10/1/26	40,000	40,847
5% 10/1/28	65,000	67,681
Series IV, 5% 10/1/39	180,000	185,893
Warren County Ctfs. Prtn. (Lease Purchase Jail Proj.) Series 2023, 6% 9/1/53	1,020,000	1,137,014
TOTAL MISSISSIPPI		19,920,685
Missouri - 0.6%
Cape Girardeau County Indl. Dev. Auth.:
(Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/30	85,000	87,293
5% 3/1/31	200,000	205,321
5% 3/1/36	390,000	399,517
Series 2017 A, 5% 3/1/29	80,000	82,145
Series 2021, 4% 3/1/46	240,000	221,054
Conley Road Trans. Dev. District Series 2017, 5.375% 5/1/47	245,000	245,049
Jackson County Spl. Oblig. Series 2023 A, 5.25% 12/1/58	3,750,000	3,974,691
Kansas City Indl. Dev. Auth.:
(Kansas City Int'l. Arpt. Term. Modernization Proj.) Series 2019 B:
5% 3/1/37 (e)	1,085,000	1,127,597
5% 3/1/38 (e)	355,000	367,659
5% 3/1/46 (e)	3,170,000	3,238,240
5% 3/1/55 (Assured Guaranty Muni. Corp. Insured) (e)	1,210,000	1,228,529
(Kansas City Int'l. Arpt. Term. modernization Proj.) Series 2020 A, 4% 3/1/50 (Assured Guaranty Muni. Corp. Insured) (e)	350,000	317,286
(Kansas City Int'l. Arpt. Term. Modernization Proj.) Series 2020 A:
4% 3/1/57 (Assured Guaranty Muni. Corp. Insured) (e)	2,635,000	2,330,117
5% 3/1/57 (Assured Guaranty Muni. Corp. Insured) (e)	3,220,000	3,278,445
Kansas City Land Clearance for Redev. Auth. Series 2018 B, 5% 2/1/40 (g)	300,000	281,858
Kansas City San. Swr. Sys. Rev. Series 2018 B:
5% 1/1/26	15,000	15,382
5% 1/1/28	30,000	31,695
5% 1/1/33	25,000	26,292
Kansas City Wtr. Rev. Series 2020 A:
4% 12/1/32	45,000	46,517
4% 12/1/34	25,000	25,771
4% 12/1/36	45,000	45,967
4% 12/1/37	30,000	30,213
4% 12/1/39	70,000	70,379
4% 12/1/40	30,000	30,041
5% 12/1/28	35,000	37,432
5% 12/1/29	20,000	21,718
5% 12/1/30	40,000	44,047
5% 12/1/35	40,000	44,489
Kirkwood Indl. Dev. Retirement Commission Series 2017 A:
5.25% 5/15/37	280,000	254,454
5.25% 5/15/42	240,000	205,304
5.25% 5/15/50	565,000	450,817
Maryland Heights Indl. Dev. Auth. Rev. (Saint Louis Cmnty. Ice Ctr. Proj.) Series 2018 A, 5% 3/15/49	250,000	197,440
Missouri Dev. Fin. Board Infrastructure Facilities Rev.:
(City of Independence, Missouri - Crackerneck Creek Proj.) Series 2021:
4% 3/1/37	80,000	73,500
4% 3/1/41	100,000	86,948
Series 2021:
4% 3/1/36	255,000	238,405
4% 3/1/51	290,000	233,148
Missouri Envir. Impt. & Energy Resource Auth. Envir. Impt. Rev. (Union Elec. Co. Proj.):
Series 1998 B, 2.9% 9/1/33	1,000,000	898,570
Series 1998 C, 2.75% 9/1/33	1,000,000	848,066
Missouri Health & Edl. Facilities Auth. Rev.:
(Lutheran Sr. Svcs. Proj.) Series 2016 B, 5% 2/1/46	915,000	879,821
(Lutheran Sr. Svcs. Projs.):
Series 2016 B, 5% 2/1/35	155,000	155,478
Series 2021, 4% 2/1/42	250,000	219,017
Series 2019 A, 5% 2/1/42	675,000	665,611
Missouri Health & Edl. Facilities Rev.:
(Maryville Univ. of Saint Louis Proj.) Series 2019 A, 5% 6/15/45	250,000	248,683
Bonds Series 2018 A, 4%, tender 1/1/48 (b)	1,555,000	1,446,838
Series 2015 B:
3.125% 2/1/27	140,000	136,667
3.25% 2/1/28	140,000	136,393
5% 2/1/29	150,000	151,483
5% 2/1/31	315,000	318,106
5% 2/1/33	350,000	353,138
5% 2/1/34	175,000	176,696
5% 2/1/36	395,000	399,062
Series 2018 A:
4% 11/15/48	1,060,000	1,007,380
5% 6/1/30	1,065,000	1,119,348
5% 6/1/31	675,000	709,539
Series 2019 A:
4% 2/15/44	490,000	468,328
4% 10/1/48	425,000	402,246
4% 2/15/49	1,065,000	1,003,688
4% 2/15/54	970,000	891,532
5% 10/1/46	265,000	274,594
Series 2020:
3% 6/1/53	2,000,000	1,466,221
4% 6/1/53	3,150,000	2,928,091
Series 2023:
5% 12/1/52	1,400,000	1,467,948
5.5% 12/1/48	4,505,000	4,920,156
Missouri Hsg. Dev. Commission Single Family Mtg. Rev.:
(First Place Homeownership Ln. Prog.):
Series 2018 A, 4.25% 5/1/49	505,000	502,183
Series 2019 A, 4.25% 5/1/47	450,000	447,363
Series 2023 E, 6.5% 5/1/54	1,250,000	1,384,943
Series 2015 A, 3.75% 5/1/38	20,000	19,835
Series 2019, 4% 5/1/50	95,000	93,916
Series 2021 A, 3% 5/1/52	2,650,000	2,536,371
Missouri Joint Muni. Elec. Util. Commission Pwr. Proj. Rev. (Plum Point Proj.) Series 2014 A, 5% 1/1/33	1,475,000	1,479,966
Park Hill School District (Missouri Direct Deposit Prog.) Series 2017, 3.3% 3/1/35	2,015,000	1,811,657
Plaza at Noah's Ark Cmnty. Impt. District Series 2021:
3% 5/1/30	65,000	58,748
3.125% 5/1/35	45,000	37,400
Poplar Bluff Reg'l. Transn De Series 2023 B, 4% 12/1/37	295,000	279,153
Saint Louis Arpt. Rev.:
Series 2019 A:
5% 7/1/44	80,000	82,649
5% 7/1/49	65,000	66,636
Series 2019 C, 5% 7/1/27	155,000	161,582
Series 2024 B, 5.25% 7/1/54 (Assured Guaranty Muni. Corp. Insured) (d)(e)	480,000	501,926
Series A, 5.25% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	350,000	361,842
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev.:
Series 2015 A:
5% 12/1/35	280,000	268,648
5.125% 12/1/45	545,000	483,019
Series 2017, 5% 9/1/48	2,140,000	2,005,639
Series 2018 A:
5% 9/1/38	890,000	892,968
5.125% 9/1/48	3,085,000	2,942,745
5.25% 9/1/53	3,485,000	3,329,460
Saint Louis Muni. Fin. Corp. Leasehold Rev. (Convention Ctr. Expansion And Impt. Projs.) Series 2020, 5% 10/1/49 (Assured Guaranty Muni. Corp. Insured)	635,000	649,292
St Louis Indl. Dev. Auth. Taxi (Union Station Phase 2 Redev. Proj.) Series 2024 A, 5.75% 6/15/54	305,000	305,090
St Louis Indl. Dev. Auth. Dev. Fing. Rev. (Ballpark Village Dev. Proj.) Series 2017 A:
3.875% 11/15/29	155,000	136,618
4.375% 11/15/35	710,000	581,083
4.75% 11/15/47	1,095,000	824,937
St Louis Land Clearance Redev. Auth. Annual Appropriation Redev. Rev.:
(Nat'l. Geospatial-Intelligence Agcy. Offsite Neighborhood Impts. Proj.) Series 2022 C, 5% 6/1/41	1,750,000	1,733,528
(Nat'l. Geospatial-Intelligence Agcy. Site Impt. Proj.) Series 2017 A:
5.125% 6/1/46	715,000	707,212
5.375% 6/1/43	2,060,000	2,075,245
St. Louis County Indl. Dev. Auth. Health Facilities Rev. Series 2015 A:
5% 8/15/30	165,000	159,024
5% 8/15/35	95,000	87,762
5.125% 8/15/45	295,000	253,303
Taney County Indl. Dev. Auth. Sa (Big Cedar Infrastructure project) Series 2023, 6% 10/1/49 (g)	775,000	752,536
The Indl. Dev. Auth. of Hannibal (Hannibal Reg'l. Healthcare Sys. Proj.) Series 2017:
5% 10/1/42	190,000	190,307
5% 10/1/47	120,000	117,436
Wentzville Scd # R 04 (Missouri Direct Deposit Prog.) Series 2020, 1.875% 3/1/40	1,800,000	1,193,228
TOTAL MISSOURI		72,802,710
Montana - 0.1%
Forsyth Poll. Cont. Rev. (Northwestern Corp. Colstrip Proj.) Series 2023, 3.875% 7/1/28	560,000	556,232
Gallatin County Indl. Dev. Rev. (Bozeman Fiber Proj.) Series 2021 A, 4% 10/15/51 (g)	250,000	175,234
Kalispell Hsg. and Healthcare Facilities Rev. (Immanuel Lutheran Corp. Proj.) Series 2017 A:
5.25% 5/15/37	95,000	85,864
5.25% 5/15/47	1,020,000	838,591
5.25% 5/15/52	1,060,000	848,946
Montana Board Hsg. Single Family:
Series 2017 B, 4% 12/1/48 (e)	35,000	34,906
Series 2019 B, 4% 6/1/50	70,000	68,943
Series 2020 B, 4% 12/1/50	665,000	657,286
Series 2023, 6.25% 6/1/54	1,000,000	1,078,056
Montana Board of Hsg. Series 2014 A2, 3% 12/1/43 (e)	25,000	24,855
Montana Board of Regents Higher Ed. Rev. Series 2022, 5.25% 11/15/52 (Assured Guaranty Muni. Corp. Insured)	3,800,000	4,097,870
Montana Facility Fin. Auth.:
Series 2018 B, 5% 7/1/48	300,000	292,603
Series 2018, 5% 6/1/48	1,000,000	1,015,220
Series 2021 A, 3% 6/1/50	1,750,000	1,306,241
TOTAL MONTANA		11,080,847
Nebraska - 0.3%
Central Plains Energy Proj. Rev.:
Bonds:
(Proj. No. 4) Series 2023 A1, 5%, tender 11/1/29 (b)	6,950,000	7,241,328
Series 2019, 4%, tender 8/1/25 (b)	5,775,000	5,781,481
Series 2022 1, 5%, tender 10/1/29 (b)	4,255,000	4,427,102
Series 2017 A:
5% 9/1/31	345,000	359,322
5% 9/1/34	180,000	188,036
5% 9/1/36	690,000	721,560
Douglas County Hosp. Auth. #2 Health Facilities Rev.:
Series 2020 A:
4% 11/15/39	290,000	281,159
4% 11/15/50	240,000	221,773
Series 2020, 4% 11/15/37	255,000	251,559
Douglas County Neb Edl. Facilities Rev.:
(Creighton Univ. Proj.) Series 2017:
4% 7/1/34	120,000	120,852
5% 7/1/36	85,000	87,895
(Creighton Univ. Projs.):
Series 2017, 4% 7/1/33	45,000	45,417
Series 2021 A, 3% 7/1/51	785,000	548,591
Douglas County School District #1 Series 2021, 1.75% 12/15/37	1,000,000	700,728
Lincoln Elec. Sys. Rev. Series 2018:
5% 9/1/31	110,000	114,280
5% 9/1/32	210,000	217,892
5% 9/1/33	125,000	129,694
Metropolitan Util. District Omaha N Series 2015, 3.4% 12/1/30	1,260,000	1,208,935
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2014 A, 4% 9/1/44	30,000	29,856
Series 2019 B, 4% 9/1/49 (e)	225,000	220,513
Series 2019 E, 3.75% 9/1/49 (e)	205,000	201,197
Series 2020 A, 3.5% 9/1/50	55,000	53,574
Series 2024 C:
4.55% 9/1/44	1,000,000	997,799
4.7% 9/1/49	1,250,000	1,242,736
Nebraska Pub. Pwr. District Rev.:
Series 2016 A:
5% 1/1/32	95,000	96,556
5% 1/1/34	55,000	55,833
Series 2016 B:
5% 1/1/32	280,000	284,585
5% 1/1/37	300,000	303,354
5% 1/1/40	140,000	141,055
Series 2016 D, 5% 1/1/46	965,000	971,104
Omaha Arpt. Auth. Arpt. Rev. Series 2017 A:
5% 12/15/25 (e)	25,000	25,427
5% 12/15/25 (Escrowed to Maturity) (e)	25,000	25,427
5% 12/15/26 (e)	95,000	97,809
5% 12/15/26 (Escrowed to Maturity) (e)	80,000	82,371
5% 12/15/27 (e)	65,000	66,220
5% 12/15/27 (Pre-Refunded to 12/15/26 @ 100) (e)	55,000	56,630
5% 12/15/30 (e)	105,000	107,265
5% 12/15/30 (Pre-Refunded to 12/15/26 @ 100) (e)	80,000	82,371
5% 12/15/31 (e)	55,000	56,152
5% 12/15/31 (Pre-Refunded to 12/15/26 @ 100) (e)	40,000	41,186
5% 12/15/33 (e)	55,000	56,067
5% 12/15/33 (Pre-Refunded to 12/15/26 @ 100) (e)	45,000	46,334
5% 12/15/35 (e)	135,000	137,544
5% 12/15/35 (Pre-Refunded to 12/15/26 @ 100) (e)	110,000	113,261
5% 12/15/36 (e)	35,000	35,611
5% 12/15/36 (Pre-Refunded to 12/15/26 @ 100) (e)	25,000	25,741
Omaha Pub. Pwr. District Elec. Rev.:
Series 2021 B, 4% 2/1/46	2,000,000	1,933,696
Series 2022 A:
5% 2/1/47	3,250,000	3,455,872
5.25% 2/1/52	1,050,000	1,129,039
Sarpy County Nebraska Series 2021, 1.75% 6/1/37	2,770,000	1,918,063
TOTAL NEBRASKA		36,737,852
Nevada - 0.4%
Carson City Hosp. Rev. (Carson Tahoe Hosp. Proj.) Series 2017:
5% 9/1/37	150,000	152,480
5% 9/1/42	370,000	374,406
Clark County Arpt. Rev.:
Series 2014 A2, 5% 7/1/30	370,000	370,277
Series 2019 A, 5% 7/1/26	1,445,000	1,488,475
Series 2021 B, 5% 7/1/26 (e)	2,290,000	2,344,108
Clark County Fuel Tax:
Series 2018 A, 5% 5/1/48	4,820,000	4,972,882
Series 2018, 4% 7/1/44	1,415,000	1,365,727
Clark County Hwy. Impt. Rev. Series 2022, 4% 7/1/40 (Assured Guaranty Muni. Corp. Insured)	3,500,000	3,440,768
Clark County School District:
Series 2017 A:
5% 6/15/24	15,000	15,005
5% 6/15/26	15,000	15,426
Series 2019 A, 5% 6/15/25	1,780,000	1,806,587
Series 2020 A:
4% 6/15/37 (Assured Guaranty Muni. Corp. Insured)	190,000	190,451
4% 6/15/39 (Assured Guaranty Muni. Corp. Insured)	420,000	412,721
Series 2021 B, 3% 6/15/36	2,275,000	2,007,793
Director of the State of Nevada Dept. of Bus. & Industry Charter School Lease Rev.:
Series 2015 A:
5% 12/15/35 (g)	130,000	130,453
5.125% 12/15/45 (g)	160,000	155,323
Series 2018 A:
5% 12/15/38 (g)	270,000	267,542
5% 12/15/48 (g)	1,015,000	947,690
Henderson Pub. Impt. Trust Touro College & Univ. Sys. Obligated Group Rev. Series 2014 A:
5.5% 1/1/34 (Pre-Refunded to 7/1/24 @ 100)	245,000	245,257
5.5% 1/1/39 (Pre-Refunded to 7/1/24 @ 100)	370,000	370,389
5.5% 1/1/44 (Pre-Refunded to 7/1/24 @ 100)	525,000	525,552
Las Vegas Convention & Visitors Auth.:
Series 2018 B:
4% 7/1/49	5,000,000	4,569,957
5% 7/1/43	4,580,000	4,736,427
Series 2019 B, 5% 7/1/33	620,000	660,394
Series 2022 B, 5.25% 7/1/49	1,060,000	1,133,950
Las Vegas Nev Spl. Impt. District # Series 2023, 5.5% 6/1/38	400,000	403,784
Las Vegas Redev. Agcy., Tax Increment Rev. Series 2016:
5% 6/15/30	60,000	60,596
5% 6/15/40	1,580,000	1,590,574
5% 6/15/45	1,870,000	1,875,866
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2015, 5% 6/1/33	1,400,000	1,409,124
Series 2016 A, 5% 6/1/46	2,000,000	2,033,945
Nevada Dept. of Bus. & Industry Bonds (Brightline West Passenger Rail Proj.) Series 2023 A3, 8.125%, tender 8/15/24 (b)(e)(g)	1,100,000	1,136,523
Nevada Hsg. Division Single Family Mtg. Rev.:
Series 2019 A, 4% 4/1/49	85,000	84,077
Series 2019 B, 4% 10/1/49	175,000	173,089
Series 2021 A, 3% 4/1/51	510,000	487,728
Series 2021 B, 3% 10/1/51	5,690,000	5,403,919
Reno Cap. Impt. Rev. Series 2019 A1, 4% 6/1/46 (Assured Guaranty Muni. Corp. Insured)	250,000	237,986
Reno Sales Tax Rev.:
(Retrac-Reno Trans. Rail Access Corridor Proj.) Series 2018 A:
5% 6/1/36	35,000	36,505
5% 6/1/37	70,000	72,910
5% 6/1/48	70,000	71,310
(ReTRAC-Reno Trans. Rail Access Corridor Proj.) Series 2018 B, 4% 6/1/48 (Assured Guaranty Muni. Corp. Insured)	95,000	89,069
(Retrac-Reno Trans. Rail Access Corridor Proj.):
Series 2018 B:
4.125% 6/1/58 (Assured Guaranty Muni. Corp. Insured)	120,000	111,282
5% 6/1/33 (Assured Guaranty Muni. Corp. Insured)	25,000	26,266
5% 6/1/38 (Assured Guaranty Muni. Corp. Insured)	15,000	15,627
Series 2018 C, 0% 7/1/58 (g)	4,000,000	511,393
Tahoe-Douglas Visitors Auth. Series 2020:
5% 7/1/45	250,000	249,959
5% 7/1/51	170,000	166,343
Washoe County Gas Facilities Rev. Bonds (Sierra Pacific Pwr. Co. Projs.) Series 2016 C:
4.125%, tender 10/1/29 (b)(e)	355,000	351,931
4.125%, tender 10/1/29 (b)(e)	485,000	480,807
TOTAL NEVADA		49,780,653
New Hampshire - 0.6%
Nat'l. Fin. Auth. Fed. Lease Rev. Series 2023:
5.88% 12/15/38	7,150,000	7,250,726
9.58% 12/15/38	430,000	422,860
Nat'l. Fin. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2021 B:
3% 8/15/51 (Assured Guaranty Muni. Corp. Insured)	1,755,000	1,326,279
5% 8/15/26	465,000	477,075
Nat'l. Fin. Auth. N H Util. Rev. (Wheeling Pwr. Co. Proj.) Series 2024 A, 6.89% 4/1/34 (g)	5,700,000	5,815,571
Nat'l. Fin. Auth. Rev.:
(Covanta Proj.) Series 2018 B, 4.625% 11/1/42 (g)	470,000	429,125
(Presbyterian Sr. Living Proj.) Series 2023 A, 5.25% 7/1/48	290,000	295,723
(The Lawrenceville School Proj.) Series 2021 A, 4% 7/1/51	1,070,000	989,645
(The Vista Proj.) Series 2019 A:
5.25% 7/1/39 (g)	220,000	202,945
5.625% 7/1/46 (g)	125,000	113,623
5.75% 7/1/54 (g)	310,000	277,568
Bonds Series 2020 B, 3.75%, tender 7/2/40 (b)(e)(g)	1,195,000	965,498
Series 2023, 11% 12/15/38	235,000	231,390
Nat'l. Fin. Auth. Solid Bonds (Waste Mgmt., Inc. Proj.):
Series 2019 A2, 2.15%, tender 7/1/24 (b)(e)	600,000	598,935
Series 2019 A3, 2.15%, tender 7/1/24 (b)(e)	965,000	963,287
Nat'l. Fin. Auth. Sr. Living Rev. (Springpoint Sr. Living Proj.) Series 2021, 4% 1/1/41	225,000	189,460
Nat'l. Finacial Auththority N H Lease Re (NCCD - UNR Properties LLC - Univ. of Navada, Reno Proj.) Series 2023 A, 5.25% 6/1/51	930,000	990,395
Nat'l. Finnance Auth.:
Series 2020 1, 4.125% 1/20/34	5,315,474	5,051,619
Series 2022 1, 4.375% 9/20/36	2,562,588	2,453,797
Series 2023 2A, 3.875% 1/20/38	8,865,517	7,999,083
Series 2024 A1, 4.25% 7/1/51	2,836,555	2,721,278
Series 2024 A2, 3.625% 8/20/39	1,000,000	912,510
New Hampshire Health & Ed. Facilities Auth.:
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A:
5% 8/1/28	150,000	154,977
5% 8/1/29	130,000	134,320
5% 8/1/30	120,000	123,837
(Dartmouth-Hitchcock Oblgtd Grp Proj.):
Series 2018 A:
5% 8/1/31	75,000	77,434
5% 8/1/32	15,000	15,494
5% 8/1/34	190,000	196,252
5% 8/1/36	110,000	113,394
5% 8/1/37	135,000	138,776
Series 2018, 5% 8/1/35	155,000	160,004
(Partners Healthcare Sys., Inc. Proj.) Series 2017:
5% 7/1/30	310,000	325,758
5% 7/1/32	465,000	488,162
5% 7/1/33	425,000	445,998
5% 7/1/34	650,000	681,626
5% 7/1/35	680,000	712,928
5% 7/1/36	715,000	747,720
5% 7/1/37	630,000	657,022
5% 7/1/41	115,000	118,706
Series 2017 A:
6.125% (g)(j)	150,057	15
6.125% (g)(j)	368,889	37
6.25% (g)(j)	225,085	23
Series 2017:
5% 7/1/36	65,000	65,693
5% 7/1/44	1,855,000	1,671,239
Series 2023 B, 5% 11/1/43 (e)	1,665,000	1,700,647
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2012:
4% 7/1/32	385,000	364,682
5% 7/1/24	120,000	119,913
5% 7/1/25	145,000	144,806
5% 7/1/27	60,000	59,573
Series 2016:
4% 10/1/38	360,000	336,186
5% 10/1/24	260,000	260,511
5% 10/1/25	255,000	258,235
5% 10/1/28	170,000	172,501
5% 10/1/29	810,000	822,732
5% 10/1/31	630,000	640,475
5% 10/1/32	290,000	294,850
5% 10/1/33	490,000	498,101
5% 10/1/36	115,000	116,784
5% 10/1/40	545,000	548,649
5% 10/1/46	860,000	857,646
New Hampshire Nat'l. Fin. Auth. Series 2022 2, 4% 10/20/36	10,041,264	9,303,254
New Hampshire St Hsg. Fin. Series 2024 1, 4.45% 7/1/44	3,510,000	3,433,255
New Hampshire State Hsg. Fin. Rev. Series 2023 D, 6.5% 7/1/55	7,500,000	8,163,835
Portsmouth Tan Series 2021, 1.75% 4/1/36	1,345,000	978,989
TOTAL NEW HAMPSHIRE		76,783,431
New Jersey - 3.4%
Atlantic City Gen. Oblig.:
Series 2017 A, 5% 3/1/32	1,050,000	1,080,215
Series 2017 B, 5% 3/1/37	355,000	364,224
Atlantic County Impt. Auth.:
(Atlantic City Campus Phase II Proj.) Series 2021 A, 4% 7/1/47 (Assured Guaranty Muni. Corp. Insured)	810,000	749,296
(Atlantic City Campus Proj.) Series 2016 A:
5% 7/1/28 (Assured Guaranty Muni. Corp. Insured)	125,000	128,405
5% 7/1/30 (Assured Guaranty Muni. Corp. Insured)	305,000	312,643
5% 7/1/32 (Assured Guaranty Muni. Corp. Insured)	150,000	153,541
5% 7/1/33 (Assured Guaranty Muni. Corp. Insured)	160,000	163,589
Camden County Impt. Auth. (KIPP Cooper Norcross Academy 2022 Proj.) Series 2022:
6% 6/15/42	60,000	64,742
6% 6/15/47	165,000	176,034
6% 6/15/52	155,000	164,468
6% 6/15/62	510,000	538,389
Camden County Impt. Auth. Charter School Rev. (Camden Prep High School Proj.) Series 2022:
5% 7/15/52 (g)	435,000	418,103
5% 7/15/62 (g)	480,000	451,978
Edison Township Gen. Oblig. Series 2021, 2% 3/15/36	950,000	711,197
Essex County Impt. Auth. Charter School Rev.:
(North Star Academy Charter School of Newark, Inc. - 2020 Proj.) Series 2020, 4% 7/15/60 (g)	250,000	205,854
(North Star Academy Charter School of Newark, INC. - 2020 Proj.) Series 2020, 4% 7/15/50 (g)	300,000	256,506
(North Star Academy Charter School of Newark, New Jersey Hazelwood & Broad Proj.) Series 2020 A, 4% 8/1/60 (g)	250,000	205,832
(The Friends o Team Charter Schools, Inc. - 2021 Proj.) Series 2021, 4% 6/15/46	275,000	244,759
(The Friends of Team Charter Schools, Inc. - 2021 Proj.) Series 2021, 4% 6/15/56	365,000	307,992
Gloucester County Impt. Auth. Rev. (Rowan Univ. Projs.) Series 2024:
5% 7/1/35 (Build America Mutual Assurance Insured)	1,000,000	1,105,424
5% 7/1/41 (Build America Mutual Assurance Insured)	1,150,000	1,240,427
Hudson County Impt. Auth. (Hudson County Courthouse Proj.) Series 2020, 4% 10/1/33	590,000	603,969
Jersey City Redev. Agcy. (Bayfront Redev. Proj.) Series 2022, 4% 12/15/31	1,815,000	1,867,184
New Brunswick Parking Auth. Rev.:
Series 2016 A, 5% 9/1/39	965,000	981,797
Series 2017, 5% 9/1/42	540,000	556,106
New Jersey Econ. Dev. Auth.:
(White Horse HMT Urban Renewal LLC Proj.) Series 2020, 5% 1/1/40 (g)	160,000	109,223
Series 2015, 5.25% 6/15/27	955,000	966,367
Series 2020 A:
4% 11/1/38	295,000	292,533
4% 11/1/44	3,270,000	3,128,928
Series 2023 RRR, 5% 3/1/25	5,980,000	6,033,382
Series 2024 SSS, 5.25% 6/15/36	645,000	734,163
Series A:
5% 11/1/31	1,775,000	1,896,999
5% 11/1/36	2,075,000	2,205,738
Series QQQ:
4% 6/15/34	45,000	45,510
4% 6/15/36	60,000	60,493
4% 6/15/39	55,000	54,278
4% 6/15/41	55,000	53,337
4% 6/15/46	1,790,000	1,704,930
4% 6/15/50	590,000	545,794
5% 6/15/31	60,000	64,903
5% 6/15/33	10,000	10,809
Series WW, 5.25% 6/15/40 (Pre-Refunded to 6/15/25 @ 100)	3,100,000	3,155,240
New Jersey Econ. Dev. Auth. Energy Facility Rev. (Umm Energy Partners, LLC Proj.) Series 2012 A:
5% 6/15/37 (e)	175,000	173,907
5.125% 6/15/43 (e)	245,000	241,891
New Jersey Econ. Dev. Auth. Lease Rev.:
(State House Proj.) Series 2017 B:
5% 6/15/26	65,000	66,744
5% 6/15/35	35,000	36,797
(State House Proj.) Series 2017 B, 5% 6/15/43	810,000	835,714
Series 2018 A:
5% 6/15/33	1,555,000	1,618,765
5% 6/15/42	1,675,000	1,711,449
Series 2018 C, 5% 6/15/42	1,070,000	1,093,284
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (g)	130,000	82,793
(Goethals Bridge Replacement Proj.) Series 2013:
5.125% 1/1/34 (e)	1,600,000	1,600,705
5.375% 1/1/43 (e)	1,945,000	1,945,733
(Lions Gate Proj.) Series 2014:
4.875% 1/1/29	145,000	142,810
5% 1/1/34	280,000	275,805
5.25% 1/1/44	685,000	641,217
(Provident Group - Rowan Properties L.L.C. - Rowan Univ. Student Hsg. Proejct) Series 2015 A, 5% 1/1/48	2,190,000	2,048,949
(Provident Group - Rowan Properties L.L.C. - Rowan Univ. Student Hsg. Proj.) Series 2015 A, 5% 1/1/30	510,000	510,238
(Provident Group - Rowan Properties LLC - Rowan Univ. Student Hsg. Proj.) Series 2015 A, 5% 1/1/35	335,000	335,043
(Provident Montclair Proj.) Series 2017:
5% 6/1/25 (Assured Guaranty Muni. Corp. Insured)	65,000	65,704
5% 6/1/28 (Assured Guaranty Muni. Corp. Insured)	5,000	5,144
5% 6/1/29 (Assured Guaranty Muni. Corp. Insured)	5,000	5,152
(The Goethals Bridge Replacement Proj.) Series 2013:
5% 1/1/28 (e)	100,000	100,049
5% 1/1/31 (Assured Guaranty Muni. Corp. Insured) (e)	1,015,000	1,016,691
5.125% 1/1/39 (Assured Guaranty Muni. Corp. Insured) (e)	360,000	360,012
5.125% 7/1/42 (Assured Guaranty Muni. Corp. Insured) (e)	655,000	655,021
5.5% 1/1/27 (e)	100,000	100,095
5.625% 1/1/52 (e)	3,240,000	3,242,094
Series 1997 A, 0% 7/1/26 (Escrowed to Maturity)	350,000	324,214
Series 2005 N1, 5.5% 9/1/26 (AMBAC Insured)	750,000	780,688
Series 2014 RR, 5% 6/15/32 (Pre-Refunded to 6/15/24 @ 100)	190,000	190,059
Series 2014 UU, 5% 6/15/30 (Pre-Refunded to 6/15/24 @ 100)	230,000	230,063
Series 2015 WW, 5.25% 6/15/30 (Pre-Refunded to 6/15/25 @ 100)	3,135,000	3,190,864
Series 2016 A, 5% 7/15/27	65,000	66,425
Series 2016 AAA, 5% 6/15/41 (Pre-Refunded to 12/15/26 @ 100)	140,000	145,179
Series 2016 BBB, 5.5% 6/15/31 (Pre-Refunded to 12/15/26 @ 100)	940,000	986,078
Series 2018 EEE, 5% 6/15/28	40,000	42,172
Series 2018, 5% 1/1/39	495,000	477,594
Series 2019 LLL:
5% 6/15/36	300,000	319,870
5% 6/15/49	300,000	308,214
Series LLL:
4% 6/15/44	190,000	182,287
4% 6/15/49	330,000	307,421
5% 6/15/44	805,000	836,718
Series MMM:
4% 6/15/35	75,000	75,676
4% 6/15/36	75,000	75,531
New Jersey Econ. Dev. Auth. School Rev. Series 2019 A, 5% 6/15/49 (g)	100,000	93,430
New Jersey Econ. Dev. Auth. Spl. Facilities Rev.:
(Continental Airlines, Inc. Proj.):
Series 2000 A, 5.625% 11/15/30 (e)	445,000	448,716
Series 2000 B, 5.625% 11/15/30 (e)	4,925,000	4,966,131
Series 2003, 5.5% 6/1/33 (e)	1,205,000	1,212,287
(Port Newark Container Term. LLC. Proj.) Series 2017:
5% 10/1/37 (e)	4,240,000	4,342,973
5% 10/1/47 (e)	4,835,000	4,867,862
Series 1999, 5.25% 9/15/29 (e)	1,480,000	1,481,669
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev.:
(Middlesex Wtr. Co. Proj.) Series 2019, 5% 8/1/59 (e)	580,000	589,996
(New Jersey-American Wtr. Co., Inc. Proj.) Series 2020 E, 0.85% 12/1/25 (e)	415,000	385,225
Bonds:
(New Jersey - American Wtr. Compnay, INC. Proj.) Series 2020 D, 1.1%, tender 12/1/27 (b)(e)	3,145,000	2,701,131
(New Jersey American Wtr. Compnay, INC. Proj.) Series 2019 A, 2.2%, tender 12/3/29 (b)(e)	2,830,000	2,443,511
(New Jersey- American Wtr. Co., INC. Proj.) Series 2020 B, 3.75%, tender 6/1/28 (b)(e)	500,000	489,086
New Jersey Edl. Facilities Auth. Rev. Series 2022 A, 5% 7/1/31 (Assured Guaranty Muni. Corp. Insured)	160,000	175,796
New Jersey Edl. Facility:
Series 2016 A:
5% 7/1/29	145,000	147,721
5% 7/1/31	255,000	259,956
5% 7/1/32	295,000	300,773
Series A:
5% 7/1/40	1,000,000	1,021,760
5% 7/1/45	845,000	853,751
New Jersey Gen. Oblig.:
Series 2020 A:
4% 6/1/31	3,400,000	3,522,783
5% 6/1/25	3,500,000	3,550,018
5% 6/1/26	2,055,000	2,115,390
5% 6/1/27	575,000	600,463
5% 6/1/28	6,580,000	6,973,773
5% 6/1/29	1,040,000	1,118,562
Series 2021:
2% 6/1/32	2,110,000	1,713,853
2% 6/1/34	1,020,000	790,455
2% 6/1/37	2,400,000	1,735,006
5% 6/1/40	1,500,000	1,590,324
5% 6/1/41	1,500,000	1,586,217
New Jersey Health Care Facilities Fing. Auth. Rev.:
(Hosp. Asset Transformation Prog.) Series 2017:
5% 10/1/32	445,000	464,663
5% 10/1/37	645,000	667,087
Bonds:
Series 2019 B2, 5%, tender 7/1/25 (b)	105,000	106,403
Series 2019 B3, 5%, tender 7/1/26 (b)	110,000	112,425
Series 2013 A, 5.5% 7/1/43	565,000	566,667
Series 2014 A, 5% 7/1/44	985,000	986,968
Series 2015 A, 5% 7/1/46 (Assured Guaranty Muni. Corp. Insured)	1,205,000	1,208,977
Series 2016 A:
4% 7/1/36	1,150,000	1,143,115
5% 7/1/25 (Escrowed to Maturity)	60,000	60,769
5% 7/1/27	90,000	92,273
5% 7/1/28	45,000	46,106
5% 7/1/29 (Pre-Refunded to 7/1/26 @ 100)	85,000	87,191
5% 7/1/30	175,000	179,096
5% 7/1/43	3,425,000	3,465,698
Series 2016:
4% 7/1/48	470,000	409,277
5% 7/1/28	75,000	75,680
5% 7/1/41	565,000	559,062
Series 2017 A:
5% 7/1/37	420,000	433,536
5% 7/1/39	1,550,000	1,594,826
5.25% 7/1/57	590,000	599,503
Series 2019, 4% 7/1/35	140,000	141,234
Series 2021 A, 3% 7/1/51	3,000,000	2,179,637
Series 2021, 3% 7/1/39	1,520,000	1,228,366
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2017 1A, 5% 12/1/26 (e)	645,000	656,321
Series 2018 B:
5% 12/1/25 (e)	510,000	516,725
5% 12/1/26 (e)	740,000	752,989
Series 2019 A, 5% 12/1/25	310,000	315,665
Series 2019 B, 3.25% 12/1/39 (e)	635,000	582,053
Series 2020 B, 3.5% 12/1/39 (e)	1,100,000	1,038,101
Series 2020:
5% 12/1/24 (e)	1,025,000	1,030,136
5% 12/1/24 (e)	485,000	487,430
5% 12/1/27 (e)	405,000	412,470
5% 12/1/28 (e)	705,000	723,190
Series 2021 A:
5% 12/1/28 (e)	85,000	86,915
5% 12/1/29 (e)	115,000	118,750
Series 2021 B:
2.5% 12/1/40 (e)	455,000	399,715
5% 12/1/28 (e)	305,000	311,870
5% 12/1/29 (e)	300,000	309,486
Series 2021 C, 3.25% 12/1/51 (e)	185,000	130,188
Series 2022 A, 5% 12/1/26 (e)	495,000	503,688
Series 2022 B:
4% 12/1/41 (e)	3,360,000	3,185,541
5% 12/1/26 (e)	5,050,000	5,138,638
Series 2023 A, 5% 12/1/30 (e)	1,250,000	1,303,701
Series 2023 B, 5% 12/1/33 (e)	10,750,000	11,309,476
Series 2024 B, 4.25% 12/1/45 (e)	3,105,000	2,996,954
Series 2024 C, 5.25% 12/1/54 (e)	255,000	251,781
New Jersey Hsg. & Mtg. Fin. Agcy. Series 2024 B, 5.25% 12/20/65	2,250,000	2,283,556
New Jersey Hsg. & Mtg. Fin. Agcy. Rev.:
Series 2019 C, 4.75% 10/1/50	540,000	540,677
Series 2021 H, 3% 10/1/52	1,960,000	1,855,753
New Jersey Institute of Technology Series 2015 A:
5% 7/1/40	1,030,000	1,037,167
5% 7/1/45	4,215,000	4,228,468
New Jersey Tobacco Settlement Fing. Corp.:
Series 2018 A:
5% 6/1/28	65,000	68,308
5% 6/1/30	750,000	789,596
5% 6/1/31	605,000	636,711
5% 6/1/32	640,000	673,059
5% 6/1/33	2,265,000	2,380,275
5% 6/1/34	640,000	671,843
5% 6/1/36	1,050,000	1,098,269
5% 6/1/46	12,715,000	12,931,095
5.25% 6/1/46	4,210,000	4,335,109
Series 2018 B, 5% 6/1/46	14,650,000	14,744,576
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2005 D3, 5.25% 1/1/26 (Assured Guaranty Muni. Corp. Insured)	1,225,000	1,250,012
Series 2014 A, 5% 1/1/28	605,000	605,339
Series 2015 E:
5% 1/1/34	605,000	608,479
5% 1/1/45	1,070,000	1,076,154
Series 2016 A, 5% 1/1/35	1,180,000	1,199,685
Series 2017 G, 5% 1/1/36	5,365,000	5,577,986
Series 2019 A, 5% 1/1/48	1,205,000	1,246,965
Series 2021 A, 4% 1/1/42	3,000,000	3,003,929
Series 2022 B, 5.25% 1/1/52	8,600,000	9,307,634
Series 2024 B, 5.25% 1/1/49	2,500,000	2,727,034
Series 2024 C:
5% 1/1/42 (d)	2,000,000	2,149,649
5% 1/1/43 (d)	2,100,000	2,247,911
5% 1/1/44 (d)	8,100,000	8,631,342
5% 1/1/45 (d)	2,500,000	2,654,501
Series 2024, 5% 1/1/30 (d)	2,550,000	2,761,698
Series D, 5% 1/1/28	595,000	607,244
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA:
5% 6/15/46	1,325,000	1,358,042
5.25% 6/15/43	15,500,000	16,098,576
Series 2006 C:
0% 12/15/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,870,000	2,502,749
0% 12/15/28	2,585,000	2,164,032
0% 12/15/30 (FGIC Insured)	3,560,000	2,754,119
0% 12/15/31 (FGIC Insured)	3,920,000	2,910,177
0% 12/15/32 (Assured Guaranty Muni. Corp. Insured)	710,000	508,699
0% 12/15/33 (Assured Guaranty Muni. Corp. Insured)	2,430,000	1,666,164
0% 12/15/34	4,100,000	2,693,099
0% 12/15/35	795,000	493,834
0% 12/15/36 (AMBAC Insured)	2,075,000	1,228,179
Series 2008 A:
0% 12/15/28	2,110,000	1,766,386
0% 12/15/37	9,835,000	5,523,809
0% 12/15/38 (Build America Mutual Assurance Insured)	6,000,000	3,240,717
Series 2009 A, 0% 12/15/39	2,850,000	1,435,556
Series 2010 A, 0% 12/15/27	2,150,000	1,874,882
Series 2014 BB2:
5% 6/15/33	3,085,000	3,361,303
5% 6/15/34	320,000	348,602
Series 2015 AA:
5% 6/15/45	1,205,000	1,211,778
5.25% 6/15/41	3,205,000	3,235,363
Series 2016 A:
5% 6/15/27	385,000	394,252
5% 6/15/29	470,000	480,227
Series 2018 A:
5% 6/15/29	730,000	746,458
5% 6/15/31	855,000	871,766
5% 12/15/32	205,000	215,598
5% 12/15/34	140,000	147,207
Series 2019 BB:
4% 6/15/36	1,870,000	1,870,258
4% 6/15/38	205,000	201,690
4% 6/15/50	1,645,000	1,521,748
5% 6/15/44	2,170,000	2,230,636
Series 2021 A:
4% 6/15/34	1,155,000	1,168,245
4% 6/15/35	365,000	368,624
4% 6/15/36	1,530,000	1,539,657
4% 6/15/38	1,795,000	1,784,895
5% 6/15/32	200,000	217,934
5% 6/15/33	345,000	375,899
Series 2022 A:
4% 6/15/39	140,000	138,163
4% 6/15/40	1,600,000	1,563,559
4% 6/15/41	3,250,000	3,151,747
4% 6/15/42	675,000	651,516
Series 2022 AA:
5% 6/15/29	1,150,000	1,228,630
5% 6/15/30	4,030,000	4,352,280
5% 6/15/31	305,000	332,197
5% 6/15/32	1,665,000	1,832,687
5% 6/15/33	955,000	1,051,067
5% 6/15/35	475,000	522,509
5% 6/15/36	2,155,000	2,375,460
5% 6/15/37	720,000	786,112
5% 6/15/38	250,000	271,448
Series 2022 BB:
4% 6/15/42	955,000	921,774
4% 6/15/46	4,770,000	4,530,302
4% 6/15/50	2,885,000	2,668,841
Series 2022 CC:
5% 6/15/38	1,500,000	1,635,497
5.5% 6/15/50	7,815,000	8,478,310
Series 2023 A:
4.25% 6/15/40	2,025,000	2,033,051
5% 6/15/37	3,000,000	3,304,466
Series 2023 AA:
4.25% 6/15/44	495,000	485,539
5% 6/15/40	3,480,000	3,770,023
Series 2023 BB, 5.25% 6/15/50	2,525,000	2,704,478
Series A:
0% 12/15/31	110,000	81,663
4% 12/15/39	120,000	117,845
4.25% 12/15/38	300,000	301,409
5% 12/15/24	1,805,000	1,815,878
5% 12/15/25	855,000	871,989
5% 12/15/26	1,000,000	1,033,907
Series AA:
4% 6/15/36	670,000	673,964
4% 6/15/37	1,120,000	1,121,925
4% 6/15/38	555,000	551,875
4% 6/15/39	65,000	64,147
4% 6/15/40	250,000	244,306
4% 6/15/45	10,035,000	9,507,175
4% 6/15/50	5,275,000	4,879,769
5% 6/15/35	225,000	243,635
5% 6/15/36	75,000	81,035
5% 6/15/37	170,000	182,928
5% 6/15/38	1,075,000	1,151,383
5% 6/15/39	725,000	773,703
5% 6/15/40	225,000	239,064
5% 6/15/50	665,000	693,148
Series BB:
4% 6/15/44	2,055,000	1,960,941
5% 6/15/33	3,035,000	3,191,823
5% 6/15/50	1,205,000	1,224,456
Newark Gen. Oblig. Series 2020 A, 5% 10/1/24	160,000	160,463
Newark Port Auth. Hsg. Auth. Rev. Series 2007, 5.25% 1/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	815,000	828,539
Rutgers State Univ. Rev. Series 2016 M, 5% 5/1/33	965,000	984,035
South Jersey Port Corp. Rev.:
(New Jersey Gen. Oblig. Proj.) Series 2017 B:
5% 1/1/42 (e)	1,880,000	1,921,476
5% 1/1/48 (e)	1,685,000	1,707,972
Series 2017 A, 5% 1/1/49	480,000	488,789
South Jersey Trans. Auth. Trans. Sys. Rev.:
Series 2019 A:
5% 11/1/31 (Assured Guaranty Muni. Corp. Insured)	275,000	293,863
5% 11/1/32 (Assured Guaranty Muni. Corp. Insured)	1,250,000	1,335,603
5% 11/1/33 (Assured Guaranty Muni. Corp. Insured)	150,000	160,256
Series 2020 A:
4% 11/1/50	250,000	236,708
5% 11/1/45	350,000	365,366
Series 2022 A:
4.625% 11/1/47	500,000	502,396
5% 11/1/37	500,000	544,794
5% 11/1/41	1,355,000	1,419,461
5.25% 11/1/52	740,000	788,295
The Poll. Cont. Fin. Auth. of Gloucester County Poll. Cont. Rev. (Logan Proj.) Series 2014 A, 5% 12/1/24 (Escrowed to Maturity) (e)	160,000	159,966
Union County Impt. Auth. Solid Waste Disp. Rev. (Aries Linden, LLC Proj.) Series 2019, 6.75% 12/1/41 (e)(g)	460,000	296,862
TOTAL NEW JERSEY		419,048,772
New Mexico - 0.1%
Albuquerque School District #12 Series 2024, 5% 8/1/25	1,250,000	1,270,308
Albuquerque Wtr. Util. Auth. Series 2018, 5% 7/1/28	65,000	66,937
Farmington Poll. Cont. Rev. Bonds (Pub. Svc. Co. of New Mexico San Juan Proj.) Series 2010 C, 1.15%, tender 6/1/24 (b)	590,000	590,000
New Mexico Edl. Assistance Foundation Series 2021 1A:
5% 9/1/24 (e)	705,000	706,167
5% 9/1/26 (e)	2,280,000	2,316,933
5% 9/1/27 (e)	1,075,000	1,097,309
5% 9/1/29 (e)	425,000	440,750
New Mexico Hosp. Equip. Ln. Council Rev.:
Bonds Series 2019 B, 5%, tender 8/1/25 (b)	95,000	96,068
Series 2015 A, 5% 8/1/24 (Escrowed to Maturity)	1,030,000	1,031,613
Series 2017 A, 4% 8/1/37	750,000	747,678
Series 2019 A, 5% 8/1/44	1,250,000	1,289,455
New Mexico Mtg. Fin. Auth.:
Series 2018 A1, 4% 1/1/49	150,000	148,447
Series 2018 C, 4% 1/1/49	315,000	311,916
Series 2019 C, 4% 1/1/50	45,000	44,550
Series 2019 D, 3.75% 1/1/50	275,000	270,326
New Mexico Muni. Energy Acquisition Auth. Gas Supply Rev. Bonds Series 2019 A, 5%, tender 5/1/25 (b)	320,000	322,778
Santa Fe Retirement Fac.:
Series 2012, 5% 5/15/42	30,000	28,236
Series 2019 A:
5% 5/15/34	185,000	185,075
5% 5/15/39	90,000	87,324
5% 5/15/44	95,000	88,200
5% 5/15/49	215,000	192,200
TOTAL NEW MEXICO		11,332,270
New York - 7.2%
Broome County Local Dev. Corp. Rev. (United Health Svcs. Hospitals, Inc. Proj.) Series 2020:
3% 4/1/36 (Assured Guaranty Muni. Corp. Insured)	380,000	315,328
3% 4/1/37 (Assured Guaranty Muni. Corp. Insured)	320,000	261,912
4% 4/1/34 (Assured Guaranty Muni. Corp. Insured)	210,000	209,786
4% 4/1/38 (Assured Guaranty Muni. Corp. Insured)	265,000	259,190
4% 4/1/39 (Assured Guaranty Muni. Corp. Insured)	285,000	276,297
Build NYC Resource Corp. Rev.:
(Albert Einstein School of Medicine, Inc. Proj.) Series 2015, 5.5% 9/1/45 (g)	4,075,000	4,077,800
(Classical Charter School Proj.) Series 2023 A, 4.75% 6/15/58	725,000	674,199
(East Harlem Scholars Academy Charter School Proj.) Series 2022, 5.75% 6/1/52 (g)	600,000	612,316
(Friends of Hellenic Classical Charter Schools, Inc. Proj.):
Series 2021 A:
5% 12/1/51 (g)	630,000	549,076
5% 12/1/55 (g)	100,000	85,733
Series 2021 A1, 5% 12/1/41 (g)	115,000	106,808
(Grand Concourse Academy Charter School Proj.):
Series 2022 A, 5% 7/1/52	80,000	79,093
Series 2022 B, 5% 7/1/62	595,000	575,269
(KIPP NYC Pub. School Facilities - Canal West Proj.) Series 2022, 5.25% 7/1/57	440,000	448,078
(Richmond Preparatory Charter School Proj.) Series 2021 A, 5% 6/1/51 (g)	350,000	320,253
(Shefa School Proj.) Series 2021 A, 5% 6/15/51 (g)	2,910,000	2,685,531
Series 2022, 5.25% 7/1/62	545,000	553,194
Build NYC Resource Corp. Solid Waste Disp. Rev. (Pratt Paper NY, Inc. Proj.) Series 2014, 5% 1/1/35 (e)(g)	2,200,000	2,210,118
City of Long Beach Series 2022 B, 4.625% 7/15/52	2,230,000	2,263,823
Dorm. Auth. New York Univ. Rev.:
(Fordham Univ. Proj.) Series 2017:
4% 7/1/33	150,000	150,998
4% 7/1/34	150,000	151,108
(Memorial Sloan-Kettring Cancer Ctr.) Series 2017 1, 5% 7/1/42	85,000	87,905
Series 2011 A, 5% 10/1/25	15,000	15,015
Series 2016 A:
5% 7/1/25	5,000	5,053
5% 7/1/32	140,000	143,264
5% 7/1/37	765,000	779,974
Series 2017:
5% 12/1/24 (g)	100,000	99,676
5% 12/1/25 (g)	100,000	99,298
5% 12/1/27 (g)	2,200,000	2,142,110
5% 12/1/30 (g)	200,000	189,420
5% 12/1/31 (g)	200,000	187,602
5% 12/1/34 (g)	300,000	272,810
5% 12/1/36 (g)	200,000	176,760
5% 12/1/37 (g)	700,000	609,373
Dutchess County Local Dev. Corp. Rev. Series 2020 A, 5% 7/1/45	400,000	401,006
Erie County Tobacco Asset Securitization Corp.:
Series 2005 B, 0% 6/1/47	2,500,000	506,524
Series 2006 A, 0% 6/1/60 (g)	10,070,000	575,654
Genesee County Fdg. Corp. (Rochester Reg'l. Health Proj.) Series 2022 A, 5.25% 12/1/52	250,000	254,576
Glen Cove Local Econ. Assistance Corp. Rev. (Garvies Point Pub. Impt. Proj.):
Series 2016 A, 5% 1/1/56	1,255,000	1,074,194
Series 2016 B, 0% 1/1/45	6,515,000	1,780,411
Series 2016 C, 5.625% 1/1/55	2,395,000	2,119,494
Hempstead Town N Y Loc Dev. Cor (The Academy Charter School Proj.) Series 2021 A, 4.6% 2/1/51	500,000	378,559
Hudson Yards Infrastructure Corp. New York Rev.:
Series 2017 A:
5% 2/15/33	200,000	207,514
5% 2/15/35	1,445,000	1,499,110
5% 2/15/39	950,000	979,065
Series 2022 A, 4% 2/15/37	300,000	306,848
Huntington Local Dev. Corp. Rev. (Gurwin Independent Hsg., Inc. / Fountaingate Gardens Proj.) Series 2021 B, 4% 7/1/27	180,000	174,221
Jefferson County Civic Facility Dev. Corp. Rev. (Samaritan Med. Ctr. Proj.) Series 2017 A, 4% 11/1/32	100,000	90,742
Liberty Dev. Corp. Rev. Series 2005, 5.25% 10/1/35	4,045,000	4,589,485
Long Island Pwr. Auth. Elec. Sys. Rev.:
Bonds:
Series 2019 B, 1.65%, tender 9/1/24 (b)	165,000	163,672
Series 2021 B, 1.5%, tender 9/1/26 (b)	1,510,000	1,411,483
Series 2014 A, 5% 9/1/34	390,000	390,813
Series 2016 B, 5% 9/1/35	2,905,000	2,992,299
Series 2017:
5% 9/1/33	30,000	31,545
5% 9/1/35	110,000	115,480
5% 9/1/36	65,000	68,143
5% 9/1/42	195,000	200,453
Series 2018, 5% 9/1/36	15,000	15,975
Monroe County N Y Indl. Dev. Agcy. M (Keeler Park Cmnty. Partners, L.P. Proj.) Series 2022, 4.84% 11/1/40	4,684,208	4,812,542
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	4,090,000	4,010,552
Nassau County Indl. Dev. Agcy.:
Series 2021 A, 9% 1/1/41 (g)	1,580,000	1,580,000
Series 2021 B, 5% 1/1/58 (f)(i)	3,260,000	976,192
Nassau County Tobacco Settlement Corp. Series 2006 A3, 5.125% 6/1/46	250,000	225,678
New York City Edl. Construction Fund Series 2021 B, 5% 4/1/46	2,235,000	2,357,999
New York City Gen. Oblig.:
Series 2014 J, 5% 8/1/30	1,275,000	1,276,834
Series 2017 A, 4% 8/1/32	1,000,000	1,001,835
Series 2017 B:
5% 12/1/33	515,000	526,497
5% 12/1/37	545,000	555,870
5% 12/1/41	745,000	756,329
Series 2018 B1:
5% 10/1/38	750,000	777,540
5.25% 10/1/33	1,300,000	1,363,709
Series 2018 E1, 5% 3/1/44	605,000	625,933
Series 2018 F, 5% 4/1/45	345,000	356,464
Series 2019 A1:
3% 8/1/36	1,950,000	1,756,036
4% 8/1/40	1,445,000	1,425,064
Series 2019 D1, 5% 12/1/42	1,475,000	1,540,789
Series 2020 A1, 5% 8/1/27	1,575,000	1,651,804
Series 2020 C, 5% 8/1/42	750,000	796,946
Series 2020 D1, 5% 3/1/43	2,000,000	2,109,680
Series 2021 F1, 5% 3/1/43	1,000,000	1,063,207
Series 2022 A1, 5% 8/1/47	3,535,000	3,737,948
Series 2022 D, 4.5% 5/1/49	500,000	502,716
Series 2022 D1:
4.25% 5/1/40	750,000	754,117
5.5% 5/1/44	925,000	1,023,276
5.5% 5/1/46	625,000	687,714
Series 2023 A, 5% 9/1/37	750,000	826,157
Series 2023 E1, 4% 4/1/42	3,000,000	2,925,757
Series A:
5% 8/1/26	705,000	727,982
5% 8/1/39	1,130,000	1,197,467
Series B, 5% 10/1/42	690,000	726,220
New York City Hsg. Dev. Corp.:
Bonds Series 2024 A2, 3.625%, tender 7/1/28 (b)	4,265,000	4,168,283
Series 2019 A1, 4.15% 11/1/38	2,565,000	2,476,744
Series 2023 A, 4.8% 2/1/53	4,345,000	4,369,190
New York City Hsg. Dev. Corp. Multi-family Mtg. Rev.:
Series 2014 E, 3.5% 2/15/48	1,247,985	1,243,475
Series 2014 F, 4.5% 2/15/48	6,161,389	6,139,177
New York City Hsg. Dev. Corp. Multifamily Hsg.:
Bonds:
Series 2021 C2, 0.7%, tender 7/1/25 (b)	575,000	549,247
Series 2021 K2, 0.9%, tender 1/1/26 (b)	6,315,000	5,903,563
Series 2021, 0.6%, tender 7/1/25 (b)	1,290,000	1,237,671
Series 2019 J, 3.05% 11/1/49	880,000	649,880
Series 2021 F1, 2.4% 11/1/46	1,200,000	781,727
Series 2022 G, 4.85% 11/1/53	1,940,000	1,956,944
New York City Indl. Dev. Agcy. Series 2012 A, 5% 7/1/28 (e)	460,000	455,051
New York City Indl. Dev. Agcy. Rev.:
(Queens Baseball Stadium Proj.) Series 2021 A, 3% 1/1/46 (Assured Guaranty Corp. Insured) (Assured Guaranty Muni. Corp. Insured)	2,250,000	1,735,899
(Yankee Stadium Proj.) Series 2020 A:
3% 3/1/40 (Assured Guaranty Muni. Corp. Insured)	845,000	690,654
3% 3/1/49 (Assured Guaranty Muni. Corp. Insured)	500,000	383,032
4% 3/1/45	615,000	558,945
4% 3/1/45 (Assured Guaranty Muni. Corp. Insured)	1,265,000	1,196,778
Series 2020 A, 3% 3/1/49	450,000	344,729
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2015 HH, 5% 6/15/39	3,000,000	3,032,302
Series 2016 CC1, 5.25% 6/15/46	1,000,000	1,022,281
Series 2017 AA, 5% 6/15/38	250,000	259,230
Series 2017 CC1, 5% 6/15/46	1,495,000	1,518,172
Series 2018 AA, 5% 6/15/37	1,250,000	1,298,136
Series 2018 CC, 5% 6/15/48	3,095,000	3,159,593
Series 2018 EE, 5% 6/15/40	1,400,000	1,455,723
Series 2018 FF, 5% 6/15/38	1,250,000	1,310,772
Series 2020 DD 1, 3% 6/15/50	250,000	187,148
Series 2020, 4% 6/15/43	525,000	516,555
Series 2021 AA 1, 4% 6/15/51	5,540,000	5,252,297
Series 2021 AA1, 3% 6/15/50	4,325,000	3,213,987
Series 2021 BB1:
3% 6/15/44	2,415,000	1,881,289
4% 6/15/45	1,750,000	1,703,260
5% 6/15/44	750,000	801,152
Series 2021 CC1, 5% 6/15/51	2,000,000	2,095,582
Series 2021 DD, 4% 6/15/36	1,285,000	1,314,781
Series 2022 AA1, 5.25% 6/15/52	12,150,000	13,123,844
Series 2022 CC1, 5% 6/15/52	1,060,000	1,114,531
Series 2022 CC2, 5% 6/15/26	395,000	397,442
Series 2022 EE:
4% 6/15/39	2,185,000	2,192,638
5% 6/15/45	9,100,000	9,732,233
Series 2023 DD:
4.125% 6/15/46	2,000,000	1,973,782
5.25% 6/15/47	300,000	327,829
Series 2024 CC1, 5.25% 6/15/54	1,910,000	2,079,221
Series FF2, 4% 6/15/41	1,000,000	992,537
Series GG 1, 5% 6/15/48	12,665,000	13,262,609
New York City Transitional Fin. Auth.:
Series 2023 B, 5% 5/1/42	5,000,000	5,455,841
Series 2024 B:
5% 5/1/40	3,835,000	4,210,318
5% 5/1/41	5,570,000	6,094,828
Series 2024 F1, 5.25% 2/1/53	2,500,000	2,716,058
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
(New York State Gen. Oblig. Proj.) Series 2015 S-1, 5% 7/15/35	450,000	452,787
Series 2015 S2, 5% 7/15/35	215,000	217,402
Series 2018 S3, 5% 7/15/43	1,475,000	1,513,073
Series 2019 S1, 5% 7/15/45	1,000,000	1,024,350
Series 2019 S3, 5% 7/15/37	305,000	317,143
Series 2020 S1, 3% 7/15/49	3,000,000	2,270,066
Series 2022 S1A, 4% 7/15/36	1,000,000	1,021,021
New York City Transitional Fin. Auth. Rev.:
Series 2017 A1, 5% 5/1/33	1,525,000	1,560,815
Series 2017 F1, 5% 5/1/42	5,120,000	5,234,290
Series 2018 A2, 5% 8/1/39	1,530,000	1,574,246
Series 2018 B, 5% 8/1/45	4,935,000	5,035,692
Series 2018 C3, 5% 5/1/41	1,700,000	1,765,552
Series 2019 B1:
5% 8/1/34	110,000	116,199
5% 8/1/36	2,050,000	2,158,928
5% 8/1/38	1,475,000	1,544,294
Series 2019 C, 4% 11/1/42	1,500,000	1,465,637
Series 2020 B 1, 3% 11/1/47	1,000,000	757,326
Series 2020 B1:
4% 11/1/41	2,200,000	2,159,560
5% 11/1/36	3,000,000	3,210,779
Series 2020 C1:
4% 5/1/36	425,000	435,507
4% 5/1/39	745,000	738,529
4% 5/1/45	845,000	818,360
Series 2021 A, 4% 11/1/34	210,000	215,499
Series 2021 B1, 4% 8/1/45	1,885,000	1,826,012
Series 2021 C, 4% 5/1/45	2,135,000	2,067,691
Series 2021 C1, 4% 5/1/39	1,475,000	1,462,189
Series 2021 E1, 4% 2/1/46	3,150,000	3,031,722
Series 2021 F1:
4% 11/1/36	145,000	148,528
4% 11/1/37	440,000	448,465
Series 2021, 4% 11/1/38	790,000	792,245
Series 2022 C1:
4% 2/1/41	1,635,000	1,615,664
5% 2/1/47	2,485,000	2,637,029
Series 2022 F1:
5% 2/1/42	1,000,000	1,076,027
5% 2/1/47	6,000,000	6,367,073
Series 2023 A1, 5.25% 8/1/42	1,000,000	1,098,940
Series 2023 D1, 5.5% 11/1/45	2,000,000	2,222,856
Series 2023 F1, 5.25% 2/1/40	2,000,000	2,227,514
Series 2024 A1, 5% 5/1/39	2,000,000	2,201,375
Series C1, 4% 5/1/44	1,100,000	1,070,634
Series E1, 4% 2/1/49	575,000	545,556
New York City Trust Cultural Resources Rev. Series 2021, 5% 7/1/31	2,630,000	2,910,618
New York Convention Ctr. Dev. Corp. Rev. Series 2015:
5% 11/15/28	400,000	405,438
5% 11/15/29	280,000	284,090
New York Dorm. Auth. Personal Income Tax Rev. Series 2015 E, 5% 3/15/34	6,025,000	6,097,061
New York Dorm. Auth. Rev.:
Bonds Series 2019 B3, 5%, tender 5/1/26 (b)	40,000	40,511
Series 2020 A:
3% 7/1/48	2,500,000	1,873,864
4% 7/1/50	2,500,000	2,390,032
4% 9/1/50	250,000	212,600
4% 7/1/53	250,000	236,207
5% 10/1/30 (Pre-Refunded to 10/1/28 @ 100)	5,000	5,331
5% 7/1/36	235,000	250,473
5% 7/1/40	270,000	284,307
Series 2021 A, 3% 7/1/41	1,500,000	1,234,635
Series 2022 1B, 4% 7/1/51	3,000,000	2,812,204
Series 2022 A:
4% 5/1/45	1,185,000	1,102,418
5% 7/1/33	40,000	43,699
5% 7/1/34	80,000	86,968
5% 7/1/36	50,000	54,049
5% 10/1/36	3,080,000	3,353,883
5% 7/15/37	340,000	348,811
5% 7/1/38	105,000	112,003
5% 7/1/40	65,000	68,485
5% 7/1/41	65,000	68,284
5% 7/1/42	70,000	73,256
5% 7/15/42	960,000	964,026
5% 7/15/50	2,485,000	2,424,682
5% 5/1/52	2,000,000	2,070,448
Series 2022:
4% 7/1/36	1,065,000	1,080,667
4% 7/1/38	345,000	347,162
4% 7/1/40	565,000	561,563
5% 7/1/30	105,000	108,196
5% 7/1/31	110,000	113,687
5% 7/1/34	705,000	776,581
5% 7/1/35	705,000	773,590
5% 7/1/37	1,165,000	1,270,273
5% 7/1/38	55,000	55,826
5% 7/1/39	85,000	85,705
5% 7/1/39	355,000	383,362
5% 7/1/40	190,000	190,807
5% 7/1/41	630,000	674,263
5% 7/1/41	200,000	200,138
5% 7/1/42	105,000	104,552
5% 7/1/57	5,705,000	5,354,144
Series 2024 A, 5.5% 7/1/54	4,175,000	4,686,174
New York Dorm. Auth. Sales Tax Rev.:
Series 2016 A, 5% 3/15/35	1,785,000	1,829,395
Series 2017 A:
5% 3/15/38	1,035,000	1,069,364
5% 3/15/39	460,000	474,731
Series 2018 A:
5% 3/15/42	645,000	670,003
5% 3/15/43	2,410,000	2,499,019
Series 2018 C, 5% 3/15/38	465,000	486,956
Series 2018 E, 5% 3/15/44	495,000	514,443
Series 2023 A1, 5% 3/15/41	11,945,000	13,072,264
New York Envir. Facilities Corp. Clean Wtr. & Drinking Wtr. Series 2019 B, 3% 6/15/38	915,000	786,419
New York Liberty Dev. Corp.:
(3 World Trade Ctr. Proj.) Series 2014:
5% 11/15/44 (g)	12,230,000	12,251,251
5.15% 11/15/34 (g)	1,840,000	1,847,805
5.375% 11/15/40 (g)	6,065,000	6,088,210
(7 World Trade Ctr. Proj.) Series 2022 A, 3.125% 9/15/50	650,000	486,407
(Bank of America Tower at One Bryant Park Proj.) Series 2019 1, 2.45% 9/15/69	1,800,000	1,625,711
(Bank of America Tower At One Bryant Park Proj.) Series 2019 3, 2.8% 9/15/69	840,000	746,673
(World Trade Ctr. Proj.) Series 2014, 7.25% 11/15/44 (g)	2,000,000	2,013,913
Series 2021 1WTC, 3% 2/15/42	2,000,000	1,620,285
Series 2021 A:
2.875% 11/15/46	1,500,000	1,075,899
3% 11/15/51 (Build America Mutual Assurance Insured)	250,000	184,367
Series 2021:
2.75% 2/15/44	2,400,000	1,746,764
3% 2/15/42	4,000,000	3,245,627
4% 2/15/43	750,000	742,042
4% 2/15/43	1,500,000	1,484,084
4% 2/15/43	1,325,000	1,300,731
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev.:
Series 2012 A, 0% 11/15/32	355,000	255,605
Series 2016 A, 5.25% 11/15/31	1,475,000	1,532,124
Series 2017 A, 5% 11/15/47	1,805,000	1,838,738
Series 2022 A, 5% 11/15/45	250,000	268,576
New York Metropolitan Trans. Auth. Rev.:
Bonds Series 2015 A2, 5%, tender 5/15/30 (b)	2,195,000	2,331,758
Series 2006 B, 5.25% 11/15/26 (Assured Guaranty Muni. Corp. Insured)	1,180,000	1,223,224
Series 2013 E, 5% 11/15/43	75,000	75,158
Series 2014 B, 5.25% 11/15/35	500,000	500,345
Series 2015 A1:
5% 11/15/29	375,000	379,208
5% 11/15/40	700,000	706,513
5% 11/15/45	905,000	911,325
Series 2015 C, 5% 11/15/35	1,500,000	1,527,076
Series 2015 D1, 5% 11/15/26	500,000	509,572
Series 2016 A1, 5% 11/15/41	900,000	912,738
Series 2016 A2, 5% 11/15/27	250,000	258,524
Series 2016 C 2A, 4% 11/15/38	360,000	347,517
Series 2016 D, 5% 11/15/27	250,000	258,524
Series 2017 A, 4% 11/15/37	785,000	768,227
Series 2017 A1, 5% 11/15/51	480,000	490,893
Series 2017 C-2:
0% 11/15/29	125,000	100,792
0% 11/15/33	315,000	213,515
Series 2017 C1:
5% 11/15/27	1,035,000	1,086,013
5% 11/15/30	2,380,000	2,497,032
5% 11/15/34	95,000	99,575
Series 2017 D:
5% 11/15/30	5,980,000	6,274,056
5% 11/15/33	1,320,000	1,383,954
5% 11/15/35	130,000	136,131
Series 2017, 5% 11/15/34	3,700,000	3,894,777
Series 2019 C, 5% 11/15/42	2,300,000	2,409,054
Series 2020 A1:
4% 11/15/46	750,000	698,957
4% 11/15/50 (Assured Guaranty Muni. Corp. Insured)	450,000	420,126
4% 11/15/51	250,000	228,729
5% 11/15/49	2,750,000	2,834,980
Series 2020 C1:
5% 11/15/50	1,500,000	1,544,586
5.25% 11/15/55	1,280,000	1,318,482
Series 2020 D:
4% 11/15/46	11,005,000	10,351,697
4% 11/15/47	130,000	121,167
4% 11/15/50	2,600,000	2,390,319
5% 11/15/44	2,650,000	2,765,149
Series 2020 E:
4% 11/15/45	2,550,000	2,414,140
5% 11/15/29	725,000	778,199
5% 11/15/33	540,000	578,965
Series 2021 A1:
4% 11/15/45	900,000	845,573
4% 11/15/46	250,000	232,562
4% 11/15/49	650,000	593,168
Series 2024 A:
5% 11/15/32	11,890,000	13,076,445
5% 11/15/33	22,875,000	25,361,531
5.5% 11/15/47	1,950,000	2,132,589
New York Pwr. Auth.:
Series 2020 A, 4% 11/15/50	2,500,000	2,371,481
Series 2022 A, 4% 11/15/47 (Assured Guaranty Muni. Corp. Insured)	420,000	401,903
Series 2023 A, 5.25% 11/15/43 (Assured Guaranty Muni. Corp. Insured)	1,395,000	1,569,918
New York State Dorm. Auth.:
Series 2012 A, 4% 3/15/37	1,250,000	1,254,816
Series 2017 A, 5% 2/15/31	65,000	67,002
Series 2017, 5% 2/15/41	2,265,000	2,336,437
Series 2019 A:
5% 3/15/39	1,000,000	1,055,411
5% 3/15/45	2,450,000	2,546,839
Series 2019 D:
3% 2/15/49	3,295,000	2,484,996
4% 2/15/39	1,000,000	988,959
4% 2/15/40	4,085,000	4,019,552
4% 2/15/47	7,485,000	7,081,657
Series 2019 E, 5% 2/15/35	655,000	709,858
Series 2020 A:
3% 3/15/39	1,750,000	1,488,343
3% 3/15/42	1,000,000	809,608
4% 3/15/36	1,185,000	1,194,556
4% 3/15/37	250,000	250,900
Series 2021 E:
3% 3/15/41	1,000,000	820,634
3% 3/15/50	3,275,000	2,425,134
4% 3/15/38	3,815,000	3,800,043
4% 3/15/39	2,500,000	2,470,417
4% 3/15/42	3,925,000	3,827,787
4% 3/15/45	5,890,000	5,629,186
4% 3/15/47	260,000	245,874
4% 3/15/49	2,000,000	1,885,679
Series 2022 A:
4% 3/15/35	2,150,000	2,182,176
4% 3/15/39	2,745,000	2,712,517
4% 3/15/40	2,900,000	2,853,556
5% 3/15/46	3,430,000	3,641,910
Series 2024 A, 5.25% 3/15/52	2,495,000	2,712,447
New York State Envir. Facilities Corp. Solid Waste Disp. Rev. Bonds (Casella Waste Systems, INC. Proj.) Series 2020 R2, 5.125%, tender 9/3/30 (b)(e)(g)	1,150,000	1,175,682
New York State Hsg. Fin. Agcy. Rev.:
Bonds Series 2021 J2:
1%, tender 11/1/26 (b)	915,000	836,469
1.1%, tender 5/1/27 (b)	3,395,000	3,068,245
Series 2020 L2, 0.75% 11/1/25	1,200,000	1,132,232
Series 2020 M2, 0.75% 11/1/25	585,000	551,963
Series J, 0.75% 5/1/25	890,000	856,354
New York State Mtg. Agcy. Homeowner Mtg.:
Series 2020 227, 2.3% 10/1/40	750,000	536,903
Series 221, 3.5% 10/1/32 (e)	90,000	87,314
New York State Urban Dev. Corp.:
Series 2020 A:
4% 3/15/39	1,280,000	1,269,055
4% 3/15/45	80,000	76,754
4% 3/15/49	505,000	475,405
Series 2020 C:
3% 3/15/48	1,750,000	1,311,115
4% 3/15/42	2,135,000	2,079,508
4% 3/15/49	2,175,000	2,047,537
5% 3/15/47	1,475,000	1,545,688
Series 2020 E:
4% 3/15/39	1,215,000	1,204,611
4% 3/15/43	350,000	339,091
4% 3/15/44	8,095,000	7,808,973
4% 3/15/45	6,525,000	6,260,233
Series 2022 A:
5% 3/15/42	750,000	810,286
5% 3/15/43	10,000,000	10,748,716
Series 2023 A, 5% 3/15/57	2,000,000	2,109,136
New York State Urban Eev Corp.:
Series 2019 A:
3% 3/15/49	2,000,000	1,507,088
5% 3/15/37	3,405,000	3,659,804
Series 2021 A:
3% 3/15/40	1,000,000	835,338
3% 3/15/50	300,000	224,186
4% 3/15/37	1,250,000	1,274,181
4% 3/15/38	1,000,000	1,010,866
Series 2023 A, 5% 3/15/49	15,000,000	16,037,927
New York Thruway Auth. Gen. Rev.:
Series 2016 A, 5% 1/1/46	2,760,000	2,780,428
Series 2019 B:
4% 1/1/38	3,400,000	3,395,577
4% 1/1/45	4,085,000	3,878,191
4% 1/1/45	1,100,000	1,067,572
4% 1/1/50	250,000	232,676
Series 2020 N, 5% 1/1/35	750,000	816,667
Series 2021, 3% 1/1/51	1,500,000	1,105,041
New York Thruway Auth. Personal Income Tax Rev.:
Series 2021 A1:
3% 3/15/48	500,000	383,338
3% 3/15/51	1,950,000	1,456,083
4% 3/15/43	750,000	730,613
4% 3/15/53	2,200,000	2,074,080
Series 2022 C, 5% 3/15/53	2,210,000	2,336,580
New York Trans. Dev. Corp.:
(American Airlines, Inc. John F. Kennedy Int'l. Arpt. Proj.):
Series 2016:
5% 8/1/26 (e)	1,310,000	1,310,408
5% 8/1/31 (e)	2,635,000	2,635,245
Series 2020:
5.25% 8/1/31 (e)	535,000	562,278
5.375% 8/1/36 (e)	1,405,000	1,482,519
(Delta Air Lines, Inc. - Laguardia Arpt. Terminals C&D Redev. Proj.):
Series 2020:
4.375% 10/1/45 (e)	4,735,000	4,595,505
5% 10/1/40 (e)	4,190,000	4,339,896
Series 2023:
5.625% 4/1/40 (e)	4,535,000	4,943,030
6% 4/1/35 (e)	3,800,000	4,316,096
(Delta Air Lines, Inc. Laguardia Arpt. Terminals C&D Redev. Proj.) Series 2018:
4% 1/1/36 (e)	280,000	276,192
5% 1/1/27 (e)	4,000,000	4,106,921
(Delta Air Lines, Inc. LaGuardia Arpt. Terminals C&D Redev. Proj.) Series 2018, 5% 1/1/30 (e)	435,000	448,946
(Delta Air Lines, Inc. Laguardia Arpt. Terminals C&D Redev. Proj.) Series 2018:
5% 1/1/31 (e)	1,735,000	1,788,872
5% 1/1/32 (e)	3,510,000	3,618,987
5% 1/1/33 (e)	260,000	268,070
(Delta Air Lines, Inc. LaGuardia Arpt. Terminals C&D Redev. Proj.) Series 2018, 5% 1/1/34 (e)	885,000	912,411
(Delta Air Lines, Inc. Laguardia Arpt. Terminals C&D Redev. Proj.) Series 2018, 5% 1/1/36 (e)	710,000	729,990
(Delta Air Lines, Inc. LaGuardia Arpt. Terminals C&D Redev. Proj.) Series 2020, 5% 10/1/35 (e)	2,610,000	2,764,800
(John F. Kennedy Int'l. Arpt. New Term. One Proj.) Series 2023:
5.125% 6/30/60 (Assured Guaranty Muni. Corp. Insured) (e)	15,815,000	16,309,239
5.375% 6/30/60 (e)	9,655,000	10,006,685
5.5% 6/30/42 (Assured Guaranty Muni. Corp. Insured) (e)	2,890,000	3,105,404
6% 6/30/54 (e)	11,655,000	12,776,390
(Laguardia Arpt. Term. B Redev. Proj.) Series 2016 A:
5% 7/1/34 (e)	520,000	519,968
5% 7/1/46 (e)	12,475,000	12,398,044
(Laguardia Arpt. Term. Redev. Proj.) Series 2016 A, 5% 7/1/41 (e)	1,500,000	1,496,390
(New York State Thruway Svc. Areas Proj.) Series 2021:
4% 10/31/46 (e)	3,885,000	3,251,609
4% 4/30/53 (e)	825,000	662,645
(Term. 4 JFK Int'l. Arpt. Proj.):
Series 2020 A, 4% 12/1/38 (e)	40,000	38,611
Series 2020 C:
4% 12/1/40	480,000	462,182
5% 12/1/32	375,000	402,234
5% 12/1/35	480,000	514,168
5% 12/1/37	290,000	308,330
(Term. 4 John F. Kennedy Int'l. Arpt. Proj.):
Series 2020 A:
4% 12/1/39 (e)	105,000	100,798
5% 12/1/36 (e)	5,000	5,234
Series 2022:
5% 12/1/32 (e)	995,000	1,053,529
5% 12/1/33 (e)	1,545,000	1,635,645
5% 12/1/34 (e)	1,935,000	2,048,204
5% 12/1/35 (e)	845,000	893,208
5% 12/1/36 (e)	575,000	609,690
5% 12/1/37 (e)	1,535,000	1,618,690
5% 12/1/38 (e)	3,720,000	3,902,314
5% 12/1/39 (e)	5,550,000	5,808,764
5% 12/1/40 (e)	2,885,000	3,003,069
5% 12/1/41 (e)	2,665,000	2,763,765
5% 12/1/42 (e)	1,820,000	1,881,346
Laguardia Arpt. Term. B Redev. Proj. Series 2016 A, 4% 7/1/37 (Assured Guaranty Muni. Corp. Insured) (e)	750,000	726,652
Series 2016 A, 4% 7/1/35 (Assured Guaranty Muni. Corp. Insured) (e)	2,950,000	2,855,083
Series 2021:
2.25% 8/1/26 (e)	115,000	111,550
3% 8/1/31 (e)	565,000	527,546
Series 2022:
5% 12/1/27 (e)	750,000	779,416
5% 12/1/28 (e)	750,000	788,821
5% 12/1/29 (e)	400,000	425,775
5% 12/1/30 (e)	1,520,000	1,599,689
5% 12/1/40 (e)	250,000	267,912
New York Urban Dev. Corp. Rev.:
Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	830,000	857,895
Series 2017 C:
4% 3/15/43	3,440,000	3,311,189
4% 3/15/45	3,155,000	3,018,606
Niagara Area Dev. Corp. Rev. (Catholic Health Sys., Inc. Proj.) Series 2022:
4.5% 7/1/52	2,180,000	1,636,238
5% 7/1/52	325,000	264,930
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A:
3% 12/1/44 (Assured Guaranty Muni. Corp. Insured)	300,000	220,956
4% 12/1/32 (Assured Guaranty Muni. Corp. Insured)	55,000	53,750
4% 12/1/49 (Assured Guaranty Muni. Corp. Insured)	1,000,000	875,271
5% 12/1/25 (Assured Guaranty Muni. Corp. Insured)	35,000	35,006
5% 12/1/26 (Assured Guaranty Muni. Corp. Insured)	105,000	105,014
5% 12/1/30 (Assured Guaranty Muni. Corp. Insured)	85,000	90,120
Oneida Indian Nation N Y Tax R Series 2024 B, 6% 9/1/43 (g)	1,200,000	1,266,936
Onondaga Civic Dev. Corp. (Le Moyne College Proj.):
Series 2015, 5% 7/1/45	1,725,000	1,687,380
Series 2018, 5% 1/1/43	120,000	118,695
Onondaga County Trust for Cultural Resources Rev. Series 2019:
4% 12/1/41	800,000	798,062
4% 12/1/49	2,250,000	2,138,059
5% 12/1/43	2,500,000	2,627,457
5% 12/1/45	800,000	837,334
Port Auth. of New York & New Jersey:
Series 2020 221, 4% 7/15/55 (e)	3,870,000	3,452,110
Series 2021 226, 5% 10/15/38 (e)	635,000	669,599
Series 2022 231, 5.5% 8/1/40 (e)	1,510,000	1,659,081
Series 2022 236, 5% 1/15/52 (e)	725,000	745,096
Riverhead N Y IDA Econ. Job (River Pointe Apts. Proj.) Series 2023, 4.5% 2/1/41	4,750,000	4,678,142
Sachem Central School District of Holbrook Series 2016, 3% 10/15/28	1,000,000	952,370
Schenectady County Cap. Resources Corp. Rev.:
(Union College Proj.) Series 2017, 5% 1/1/40	1,895,000	1,942,046
Series 2022, 5.25% 7/1/52	145,000	156,077
Suffolk County Econ. Dev. Corp. Rev. Series 2021:
4.625% 11/1/31 (g)	150,000	137,293
5.375% 11/1/54 (g)	625,000	503,711
Suffolk County Wtr. Auth. Wtrwks. Rev.:
Series 2012 A, 3.75% 6/1/36	2,780,000	2,737,835
Series 2020 B, 3% 6/1/45	250,000	198,954
Suffolk Tobacco Asset Securitization Corp. Series 2021 B2, 0% 6/1/66	2,700,000	251,758
Syracuse Indl. Dev. Auth. Pilot Rev. (Carousel Ctr. Proj.) Series 2016 A:
5% 1/1/28 (e)	355,000	272,211
5% 1/1/29 (e)	520,000	395,644
5% 1/1/30 (e)	395,000	299,109
5% 1/1/31 (e)	490,000	369,921
5% 1/1/32 (e)	910,000	685,639
5% 1/1/33 (e)	805,000	605,747
5% 1/1/34 (e)	720,000	541,340
5% 1/1/35 (e)	960,000	721,425
5% 1/1/36 (e)	310,000	232,896
Tobacco Settlement Asset Securitization Corp. Series 2017 A:
5% 6/1/33	1,100,000	1,136,712
5% 6/1/35	500,000	515,161
5% 6/1/41	575,000	582,969
Triborough Brdg & Tunl Auth.:
Series 2022 A, 4% 5/15/52	1,000,000	959,962
Series 2023 A:
5% 5/15/48	1,000,000	1,070,030
5% 5/15/53	1,500,000	1,594,004
Series 2024 A1, 5.25% 5/15/64	2,500,000	2,690,426
Triborough Bridge & Tunnel Auth.:
Series 2021 A1, 5% 5/15/51	12,490,000	13,134,698
Series 2021 B, 4% 5/15/56	115,000	106,948
Series 2021 C3, 3% 5/15/51	3,000,000	2,237,182
Series 2022 D2:
4.5% 5/15/47	1,000,000	1,019,457
5.25% 5/15/47	4,100,000	4,444,366
5.5% 5/15/52	4,000,000	4,388,686
Series 2024 B, 5% 3/15/27	2,250,000	2,345,490
Triborough Bridge & Tunnel Auth. Revs.:
Series 2017 B, 5% 11/15/37	750,000	774,824
Series 2017 C2, 5% 11/15/42	2,730,000	2,804,144
Series 2018 A, 5% 11/15/43	1,000,000	1,033,789
Series 2019 C:
4% 11/15/41	3,975,000	3,874,210
4% 11/15/42	750,000	725,516
Series 2020 A, 5% 11/15/49 (l)	4,710,000	4,932,888
Series 2021 A:
4% 11/15/56	3,000,000	2,803,181
5% 11/15/51	1,400,000	1,467,917
Troy Cap. Resource Corp. Rev. (Rensselaer Polytechnic Institute Proj.) Series 2020 A:
5% 9/1/36	240,000	255,869
5% 9/1/39	800,000	843,344
Westchester County Local Dev. Co.:
(Kendal On Hudson Proj.) Series 2022 B, 5% 1/1/51	500,000	501,091
(Westchester Med. Ctr. Obligated Group Proj.) Series 2023:
5% 11/1/47 (Assured Guaranty Muni. Corp. Insured)	455,000	482,597
5% 11/1/51	500,000	525,460
5.75% 11/1/48 (Assured Guaranty Muni. Corp. Insured)	805,000	906,766
5.75% 11/1/49	1,000,000	1,124,180
Series 2014 A, 5.5% 5/1/42	3,230,000	3,230,331
TOTAL NEW YORK		884,356,136
New York And New Jersey - 0.5%
New Jersey Edl. Facilities Auth. Rev. Series 2024 B, 5.25% 3/1/54	9,435,000	10,368,957
Port Auth. of New York & New Jersey:
Series 198, 5% 11/15/46	1,205,000	1,213,582
Series 2014 183, 4% 12/15/39	1,620,000	1,566,233
Series 2014 185, 5% 9/1/31 (e)	1,250,000	1,251,901
Series 2015 193, 5% 10/15/30 (e)	1,325,000	1,337,859
Series 2015 194:
5% 10/15/34	2,410,000	2,450,706
5% 10/15/41	7,625,000	7,721,257
Series 2020 221, 4% 7/15/50 (e)	760,000	689,756
Series 2021 223, 4% 7/15/46 (e)	7,460,000	6,853,956
Series 2021 226:
5% 10/15/39 (e)	470,000	495,437
5% 10/15/40 (e)	725,000	763,639
5% 10/15/41 (e)	420,000	440,786
Series 2022 231:
5.5% 8/1/42 (e)	250,000	272,492
5.5% 8/1/47 (e)	4,730,000	5,098,266
Series 2022 234, 5.25% 8/1/47 (e)	2,100,000	2,220,381
Series 2022 236, 5% 1/15/47 (e)	4,000,000	4,151,419
Series 2023 238:
5% 7/15/38 (e)	945,000	1,008,598
5% 7/15/39 (e)	575,000	612,438
5% 7/15/40 (e)	505,000	536,674
Series 2023 242, 5% 12/1/30 (e)	1,500,000	1,598,343
Series 214, 4% 9/1/43 (e)	575,000	539,383
Series 218:
4% 11/1/47 (e)	5,000,000	4,609,815
5% 11/1/44 (e)	750,000	764,834
Series 221, 4% 7/15/45 (e)	305,000	285,044
Series 223, 4% 7/15/38 (e)	595,000	576,871
TOTAL NEW YORK AND NEW JERSEY		57,428,627
Non-State Specific - 0.1%
Affordable Hsg. Opportunities T Series 2022, 3.528% 5/1/39 (g)	2,310,000	1,844,796
Freddie Mac sequential payer:
Series 2023-ML16 Class AUS, 4.632% 7/25/38 (b)	761,009	782,001
Series 2024-ML21 Class A, 4.618% 8/25/41 (b)(g)	2,827,993	2,902,787
Series 2024-ML22 Class AUS, 4.6833% 10/25/40 (b)	2,583,988	2,660,983
Frete 2021-Ml12 Trust Series 2021, 1.2231% 7/25/41 (b)(g)	3,359,592	318,794
TOTAL NON-STATE SPECIFIC		8,509,361
North Carolina - 0.7%
Charlotte Ctfs. of Prtn. (Convention Facility Projs.) Series 2019 A:
4% 6/1/39	55,000	54,743
4% 6/1/49	110,000	105,270
5% 6/1/46	980,000	1,024,358
Charlotte Int'l. Arpt. Rev.:
Series 2017 A:
5% 7/1/30	185,000	193,193
5% 7/1/33	185,000	192,901
5% 7/1/35	110,000	114,672
5% 7/1/37	425,000	441,604
5% 7/1/42	160,000	164,721
Series 2017 B:
5% 7/1/25 (e)	10,000	10,118
5% 7/1/26 (e)	10,000	10,236
5% 7/1/27 (e)	25,000	25,774
5% 7/1/28 (e)	20,000	20,507
5% 7/1/29 (e)	30,000	30,793
5% 7/1/30 (e)	30,000	30,816
5% 7/1/31 (e)	60,000	61,651
5% 7/1/32 (e)	60,000	61,647
5% 7/1/33 (e)	65,000	66,782
5% 7/1/34 (e)	65,000	66,720
5% 7/1/35 (e)	45,000	46,184
5% 7/1/36 (e)	40,000	41,006
5% 7/1/37 (e)	45,000	46,034
5% 7/1/42 (e)	145,000	146,969
Series 2017 C:
4% 7/1/32	175,000	175,995
4% 7/1/36	85,000	85,461
4% 7/1/37	85,000	85,277
Series 2019 A, 4% 7/1/44	400,000	388,309
Series 2019 B:
4% 7/1/44 (e)	550,000	512,706
5% 7/1/49 (e)	565,000	576,647
Durham County Gen. Oblig. Series 2016, 3% 10/1/29	700,000	671,753
Forsyth County Series 2021 B:
2% 3/1/38	5,655,000	4,135,248
2% 3/1/39	1,000,000	710,291
Greater Asheville Reg'l. Arpt. Auth.:
Series 2022 A, 5.5% 7/1/47 (Assured Guaranty Muni. Corp. Insured) (e)	4,170,000	4,484,827
Series 2023, 5.25% 7/1/48 (Assured Guaranty Muni. Corp. Insured) (e)	190,000	200,327
Mecklenburg County Gen. Oblig. Series 2016 A, 5% 9/1/25	1,975,000	2,013,138
New Hanover County Hosp. Rev. Series 2017, 5% 10/1/27 (Escrowed to Maturity)	65,000	67,924
North Carolina Cap. Facilities Fin. Agcy. Edl. Facilities Rev. Series 2021, 4% 5/1/32	210,000	209,227
North Carolina Grant Anticipation Rev. Series 2021, 2% 3/1/36	2,495,000	1,899,356
North Carolina Hsg. Fin. Agcy. Home Ownership Rev.:
Series 2018 39B, 4% 7/1/48	640,000	634,249
Series 2019 42, 4% 1/1/50	570,000	564,068
Series 2020 44, 4% 7/1/50	230,000	227,454
Series 2022 49:
5% 7/1/47	320,000	319,916
6% 7/1/53	1,470,000	1,548,388
Series 2023 52A, 6.25% 1/1/55	1,500,000	1,615,344
Series 2024 53A, 6.25% 1/1/55	2,350,000	2,539,619
North Carolina Med. Care Commission Health Care Facilities Rev.:
Bonds Series 2019 C, 2.55%, tender 6/1/26 (b)	2,190,000	2,131,963
Series 2015:
5% 10/1/25	275,000	275,070
5% 10/1/30	320,000	318,094
5% 10/1/35	870,000	847,919
5% 6/1/40	3,730,000	3,754,596
Series 2019 A:
4% 11/1/52	665,000	621,298
5% 12/1/29	80,000	83,952
5% 12/1/30	80,000	84,071
5% 12/1/32	60,000	63,125
5% 12/1/33	45,000	47,320
Series 2020 A:
3% 7/1/45	1,130,000	856,812
5% 10/1/40	195,000	202,043
5% 10/1/45	185,000	189,624
5% 10/1/50	115,000	116,673
Series 2021 A:
4% 3/1/29	55,000	53,149
4% 3/1/36	335,000	301,343
4% 3/1/41	95,000	79,254
4% 3/1/51	1,585,000	1,172,010
Series 2021 C:
4% 3/1/36	445,000	400,291
4% 3/1/42	730,000	600,372
North Carolina Med. Care Commission Retirement Facilities Rev.:
(Salemtowne Proj.) Series 2015:
5.25% 10/1/35	295,000	283,532
5.25% 10/1/37	130,000	122,494
5.375% 10/1/45	1,655,000	1,476,572
(The Forest at Duke Proj.) Series 2021:
4% 9/1/41	150,000	127,822
4% 9/1/51	555,000	435,495
(The Pines at Davidson Proj.) Series 2019 A, 5% 1/1/49	175,000	175,106
(The United Methodist Retirement Homes Proj.) Series 2024 A, 5% 10/1/44	180,000	185,781
Series 2015 A, 5% 9/1/37 (Pre-Refunded to 9/1/24 @ 100)	315,000	315,790
Series 2015:
4.7% 7/1/37	385,000	323,650
4.875% 7/1/40	755,000	618,652
5% 7/1/45	625,000	492,310
Series 2016:
5% 10/1/31	245,000	245,997
5% 10/1/37	220,000	216,414
Series 2017 A, 5% 7/1/47	165,000	127,638
Series 2019 A:
5% 7/1/39	420,000	391,712
5% 7/1/44	615,000	547,695
5% 7/1/49	295,000	255,954
Series 2021 A:
4% 9/1/41	150,000	127,218
4% 9/1/47	135,000	108,000
4% 9/1/51	135,000	104,985
4% 1/1/52	370,000	284,752
Series 2021, 4% 9/1/46	300,000	244,298
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 2015 A, 5% 1/1/28	2,255,000	2,297,656
Series 2015 C, 5% 1/1/29	445,000	453,103
North Carolina State Ed. Assistance Auth. Student Ln. Rev. Series 2023 A, 5% 6/1/43 (e)	965,000	939,003
North Carolina Tpk. Auth. Monroe Expressway Toll Rev. Series 2016 A:
5% 7/1/42	595,000	599,809
5% 7/1/47	1,670,000	1,677,605
5% 7/1/51	3,535,000	3,547,449
5% 7/1/54	3,535,000	3,543,793
North Carolina Tpk. Auth. Triangle Expressway Sys.:
Series 2017:
5% 1/1/30	205,000	209,688
5% 1/1/31 (Assured Guaranty Muni. Corp. Insured)	340,000	352,136
5% 1/1/32	580,000	593,146
Series 2018:
5% 1/1/36 (Assured Guaranty Muni. Corp. Insured)	2,850,000	3,014,086
5% 1/1/40	3,255,000	3,330,322
Series 2019:
4% 1/1/55	180,000	152,677
5% 1/1/43	850,000	880,015
5% 1/1/44	315,000	325,477
5% 1/1/49	2,575,000	2,638,351
5% 1/1/49	300,000	310,552
5% 1/1/49 (Assured Guaranty Muni. Corp. Insured)	250,000	258,794
Series 2024 B, 5% 1/1/58 (Assured Guaranty Muni. Corp. Insured)	7,325,000	7,699,946
Northern Hosp. District Surry County Series 2017:
5% 10/1/27	320,000	318,906
5% 10/1/31	265,000	254,318
5% 10/1/33	290,000	276,943
Raleigh Durham Arpt. Auth. Arpt. Rev. Series 2020 A:
5% 5/1/30 (e)	265,000	280,639
5% 5/1/32 (e)	210,000	222,410
5% 5/1/33 (e)	210,000	222,284
5% 5/1/34 (e)	635,000	672,051
5% 5/1/35 (e)	295,000	312,180
Union County Gen. Oblig. Series 2019 C, 2.5% 9/1/36	590,000	485,936
TOTAL NORTH CAROLINA		81,902,344
North Dakota - 0.2%
Cass County Health Care Facilities Rev. Series 2018 B, 5.25% 2/15/53	400,000	404,632
Cass County Joint Wtr. Resource District Series 2024 A, 3.45% 4/1/27	1,750,000	1,729,091
Grand Forks Health Care Sys. Rev.:
Series 2021:
3% 12/1/46 (Assured Guaranty Muni. Corp. Insured)	5,650,000	4,274,392
4% 12/1/35	1,270,000	1,176,072
4% 12/1/36	1,095,000	1,013,198
4% 12/1/37	970,000	891,638
4% 12/1/38	885,000	802,433
5% 12/1/33	1,325,000	1,347,769
5% 12/1/34	1,590,000	1,617,081
Series 2023 A:
5% 12/1/48 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,025,407
5% 12/1/53 (Assured Guaranty Muni. Corp. Insured)	3,715,000	3,779,323
North Dakota Hsg. Fin. Agcy.:
Series 2021 A, 3% 1/1/52	585,000	562,494
Series 2021 B, 3% 7/1/52	1,885,000	1,793,396
Univ. of North Dakota Series 2021 A, 3% 6/1/61 (Assured Guaranty Muni. Corp. Insured)	2,395,000	1,569,819
Univ. of North Dakota Hsg. and Auxiliary Facilities Rev. Series 2019 A, 4% 4/1/39 (Assured Guaranty Muni. Corp. Insured)	495,000	487,148
Ward County Health Care Facility Rev. Series 2017 C:
5% 6/1/34	830,000	819,987
5% 6/1/38	770,000	743,409
5% 6/1/48	40,000	35,356
5% 6/1/53	1,340,000	1,146,004
TOTAL NORTH DAKOTA		25,218,649
Ohio - 2.0%
Akron Bath Copley Hosp. District Rev.:
Series 2016, 5.25% 11/15/46	3,045,000	3,068,957
Series 2020, 5% 11/15/31	25,000	26,047
Allen County Hosp. Facilities Rev.:
(Mercy Health) Series 2017 A:
5% 8/1/25	365,000	369,840
5% 8/1/26	245,000	251,750
5% 8/1/27	305,000	317,826
5% 8/1/28	345,000	362,442
5% 8/1/29	640,000	669,475
5% 8/1/30	515,000	539,322
Series 2020 A, 4% 12/1/40	2,825,000	2,708,788
American Muni. Pwr., Inc. (Solar Electricity Prepayment Proj.) Series 2019 A:
5% 2/15/38	85,000	89,074
5% 2/15/39	55,000	57,409
5% 2/15/44	175,000	180,202
American Muni. Pwr., Inc. Rev.:
(Greenup Hydroelectric Proj.):
Series 2016 A, 5% 2/15/41	2,080,000	2,097,389
Series 2016, 5% 2/15/46	860,000	865,929
Series 2021 A:
4% 2/15/34	3,000,000	3,063,221
4% 2/15/36	480,000	486,972
4% 2/15/38	1,675,000	1,682,419
Brunswick Ohio City School District Series 2023:
5.25% 12/1/53	1,165,000	1,235,913
5.5% 12/1/60	2,160,000	2,313,984
Buckeye Tobacco Settlement Fing. Auth.:
Series 2020 A, 0% 6/1/57	10,590,000	944,896
Series 2020 A2:
3% 6/1/48	2,150,000	1,569,914
4% 6/1/37	765,000	750,407
4% 6/1/38	1,240,000	1,203,163
4% 6/1/39	1,270,000	1,221,428
4% 6/1/48	7,360,000	6,545,608
5% 6/1/27	125,000	128,779
5% 6/1/29	3,230,000	3,398,808
5% 6/1/32	1,650,000	1,750,710
5% 6/1/33	5,475,000	5,803,160
5% 6/1/34	70,000	74,004
5% 6/1/36	705,000	741,095
Series 2020 B2, 5% 6/1/55	50,930,000	45,567,718
Chillicothe Hosp. Facilities Rev. (Adena Health Sys. Oblig. Group Proj.) Series 2017, 5% 12/1/47	770,000	772,885
Cleveland Arpt. Sys. Rev.:
Series 2016 A:
5% 1/1/25 (Assured Guaranty Muni. Corp. Insured)	45,000	45,289
5% 1/1/26 (Assured Guaranty Muni. Corp. Insured)	30,000	30,202
5% 1/1/27 (Assured Guaranty Muni. Corp. Insured)	120,000	120,640
5% 1/1/31 (Assured Guaranty Muni. Corp. Insured)	55,000	55,286
Series 2018 B, 5% 1/1/48	1,750,000	1,787,885
Cleveland Income Tax Rev. Series 2018 A:
5% 10/1/35	110,000	115,815
5% 10/1/37	70,000	73,333
5% 10/1/38	85,000	88,762
Cleveland-Cuyahoga County Port Auth.:
(Centers for Dialysis Care Proj.) Series 2017 A, 5% 12/1/42	300,000	292,945
(Flats East Bank Proj.):
Series 2021 A, 4% 12/1/55 (g)	175,000	138,212
Series 2021 B, 4.5% 12/1/55 (g)	100,000	81,969
(Playhouse Square Foundation Proj.) Series 2018:
5.5% 12/1/43	240,000	242,948
5.5% 12/1/53	1,370,000	1,373,233
(The Cleveland Museum of Natural History Proj.) Series 2021:
4% 7/1/40	85,000	83,135
4% 7/1/41	105,000	101,932
4% 7/1/46	220,000	202,643
4% 7/1/51	295,000	265,356
Cleveland-Cuyahoga County Port Auth. Rev. (Euclid Avenue Dev. Corp. Proj.):
Series 2019, 4% 8/1/44	450,000	408,108
Series 2022 A:
5% 8/1/39	1,145,000	1,184,315
5.25% 8/1/40	1,205,000	1,260,194
5.25% 8/1/41	1,270,000	1,323,437
5.25% 8/1/42	1,340,000	1,392,048
Columbus City School District Series 2016 A:
5% 12/1/29	255,000	262,481
5% 12/1/32	50,000	51,233
5% 12/1/32 (Pre-Refunded to 6/1/26 @ 100)	5,000	5,133
Cuyahoga County Hosp. Rev. Series 2017:
4.75% 2/15/47	865,000	824,720
5% 2/15/37	300,000	302,998
5% 2/15/42	840,000	840,895
5% 2/15/52	775,000	753,576
5% 2/15/57	420,000	402,790
5.25% 2/15/47	890,000	890,952
5.5% 2/15/52	4,395,000	4,444,590
5.5% 2/15/57	7,380,000	7,456,828
Cuyahoga Metropolitan Hsg. Auth. (2045 Initiative Proj.) Series 2021, 2% 12/1/31	620,000	493,443
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
4.25% 6/15/24	25,000	24,981
5% 6/15/25	5,000	4,980
5% 6/15/26	5,000	4,953
5% 6/15/27	5,000	4,924
5% 6/15/28	5,000	4,886
5.25% 6/15/43	280,000	245,841
Franklin County Convention Facilities Auth. (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/44	2,015,000	1,944,411
5% 12/1/46	775,000	803,666
5% 12/1/51	2,955,000	2,820,086
5% 12/1/51	1,165,000	1,199,943
Franklin County Hosp. Facilities Rev.:
(Ohiohealth Corp. Proj.) Series 2015, 5% 5/15/40	1,000,000	1,007,420
Series 2015, 5% 5/15/45	1,500,000	1,506,458
Series 2018 A, 4% 5/15/47	1,380,000	1,273,688
Franklin County Rev. Series 2017 OH, 5% 12/1/46	1,410,000	1,429,926
Greater Cincinnati Elderly Hsg. Dev. Corp. Series 1994 A, 6.6% 8/1/25	20,000	20,039
Hamilton County Healthcare Rev.:
(Life Enriching Cmntys. Proj.):
Series 2016:
5% 1/1/36	440,000	440,577
5% 1/1/51	65,000	59,386
Series 2017 A, 5% 1/1/52	295,000	268,732
(Life Enriching Communitites Proj.) Series 2016, 5% 1/1/46	1,240,000	1,162,178
Series 2023 A, 5.75% 1/1/53	610,000	626,580
Hamilton County Hosp. Facilities Rev. (Trihealth, Inc. Obligated Group Proj.) Series 2017 A, 5% 8/15/33	55,000	56,698
Indian Creek Loc Scd Series 2018 A, 5% 11/1/45	320,000	331,668
Lake County Hosp. Facilities Rev. Series 2015, 5% 8/15/27 (Pre-Refunded to 8/15/25 @ 100)	5,000	5,083
Lancaster Port Auth. Gas Rev. Bonds Series 2019, 5%, tender 2/1/25 (b)	2,545,000	2,561,033
Marion County Health Care Rev. Series 2019:
5% 12/1/39	230,000	193,445
5.125% 12/1/49	255,000	198,267
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/45	230,000	232,235
5% 8/1/49	2,100,000	2,107,055
Middleburg Heights Hosp. Rev.:
Series 2020 A, 4% 8/1/47	370,000	336,140
Series 2021 A, 4% 8/1/41	2,005,000	1,886,640
Montgomery County Hosp. Rev.:
(Kettering Health Network Obligated Group Proj.) Series 2021:
4% 8/1/51	800,000	706,808
5% 8/1/30	990,000	1,051,216
Series 2019 A:
4% 11/15/38	485,000	451,882
4% 11/15/45	225,000	196,845
5% 11/15/34	210,000	213,316
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
5% 2/15/27	390,000	386,958
5% 2/15/33	1,565,000	1,525,812
5% 2/15/44	705,000	645,832
Northeast Ohio Med. Univ. Series 2021 A:
4% 12/1/35	25,000	23,823
4% 12/1/45	20,000	17,076
Ohio Air Quality Dev. Auth. Exempt Facilities Rev.:
(AMG Vanadium Proj.) Series 2019, 5% 7/1/49 (e)(g)	6,450,000	5,733,229
(Pratt Paper (OH), LLC Proj.) Series 2017:
4.25% 1/15/38 (e)(g)	100,000	98,673
4.5% 1/15/48 (e)(g)	1,290,000	1,251,579
Ohio Air Quality Dev. Auth. Rev.:
(Ohio Valley Elec. Corp. Proj.) Series 2019 A, 3.25% 9/1/29	1,800,000	1,709,193
Bonds:
(American Elec. Co. Proj.):
Series 2005 D, 2.1%, tender 10/1/24 (b)(e)	7,465,000	7,368,457
Series 2007 B, 2.5%, tender 10/1/29 (b)(e)	360,000	309,599
Series 2014 B, 2.6%, tender 10/1/29 (b)(e)	985,000	851,996
(American Elec. Pwr. Co. Proj.):
Series 2005 C, 2.1%, tender 10/1/24 (b)(e)	835,000	824,201
Series 2014 C, 2.1%, tender 10/1/24 (b)(e)	1,790,000	1,766,850
(Duke Energy Corp. Proj.) Series 2022 B, 4%, tender 6/1/27 (b)	835,000	828,100
Series 2022 B, 4.25%, tender 6/1/27 (b)(e)	1,975,000	1,966,933
Ohio Gen. Oblig.:
Series 2021 A:
5% 3/1/29	470,000	505,272
5% 3/1/29	630,000	677,279
5% 3/1/30	570,000	622,119
5% 3/1/30	855,000	933,179
Series 2021 B:
5% 2/1/29	1,140,000	1,223,909
5% 2/1/30	950,000	1,035,601
Series 2021 C:
5% 3/15/29	1,425,000	1,532,913
5% 3/15/30	1,425,000	1,556,193
Ohio Higher Edl. Facility Commission Rev.:
(Kenyon College 2020 Proj.) Series 2020:
4% 7/1/40	45,000	44,068
5% 7/1/35	170,000	183,018
5% 7/1/42	290,000	303,897
(Kenyon College, Oh. Proj.) Series 2017, 5% 7/1/42	110,000	112,319
(The Univ. of Findlay 2019 Proj.) Series 2019, 5% 3/1/44	350,000	314,200
(Tiffin Univ. 2019 Proj.) Series 2019, 4% 11/1/49	300,000	220,512
(Univ. of Dayton 2018 Proj.) Series 2018 B, 5% 12/1/34	130,000	136,369
(Univ. of Dayton Proj.) Series 2018 B, 5% 12/1/36	1,070,000	1,119,167
Series 2016, 5% 11/1/41	640,000	647,375
Series 2019, 4% 10/1/44	100,000	92,772
Series 2022:
5.125% 12/1/42	305,000	301,025
5.375% 12/1/52	485,000	471,844
Ohio Hosp. Facilities Rev.:
Series 2017 A:
5% 1/1/29	760,000	797,814
5% 1/1/31	10,000	10,500
Series 2021 B:
5% 1/1/26	990,000	1,013,235
5% 1/1/27	2,295,000	2,385,787
Ohio Hosp. Rev.:
Bonds Series 2020 B, 5%, tender 1/15/25 (b)	1,050,000	1,055,714
Series 2020 A:
4% 1/15/38	150,000	147,182
4% 1/15/39	280,000	272,153
4% 1/15/50	245,000	222,845
4% 1/15/50	390,000	365,898
5% 1/15/50	2,710,000	2,761,030
Series 2020:
3% 1/15/45	2,150,000	1,602,908
4% 11/15/36	135,000	125,576
4% 11/15/38	130,000	117,930
4% 11/15/40	125,000	112,149
Series 2021 A, 4% 1/15/46	2,675,000	2,473,032
Series 2021 E:
4% 1/15/37	480,000	477,939
4% 1/15/41	320,000	304,058
Ohio Hsg. Fin. Agcy. Multi-family Hsg. Rev. (Sanctuary at Springboro Proj.) Series 2017, 5.45% 1/1/38 (g)	250,000	199,351
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
(Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	95,000	94,915
(Mtg.-Backed Secrities Prog.) Series 2023 A:
4.8% 9/1/48	2,280,000	2,286,150
4.9% 9/1/53	1,090,000	1,096,400
(Mtg.-Backed Securities Prog.) Series 2023 B, 6% 3/1/55	1,155,000	1,246,795
Ohio Major New State Infrastructure Rev. Series 2021 1A:
5% 12/15/29	1,415,000	1,543,389
5% 12/15/30	1,270,000	1,401,565
5% 12/15/31	90,000	100,293
Ohio Private Activity Rev. (Portsmouth Bypass Proj.):
Series 2015 A, 5% 12/31/35 (Assured Guaranty Muni. Corp. Insured) (e)	1,650,000	1,657,040
Series 2015:
5% 12/31/39 (e)	565,000	565,395
5% 6/30/53 (e)	400,000	398,166
Ohio State Univ. Gen. Receipts Series 2023 C, 5.25% 12/1/46	10,000,000	11,010,815
Ohio Tpk. Commission Tpk. Rev.:
(Infrastructure Proj.) Series 2005 A, 0% 2/15/42	645,000	283,636
(Infrastructure Projs.) Series 2022 A, 5% 2/15/39	585,000	644,071
Series A, 5% 2/15/51	6,640,000	6,973,316
Port of Greater Cincinnati Dev. Auth. Rev. (Duke Energy Convention Ctr. Proj. - Transient Occupancy Tax):
Series 2024 B, 4.375% 12/1/58 (Assured Guaranty Muni. Corp. Insured)	1,000,000	971,619
Series 2024 C, 5.25% 12/1/53 (Assured Guaranty Muni. Corp. Insured)	285,000	300,169
Ross County Hosp. Facilities Rev. (Adena Health Sys. Obligated Group Proj.) Series 2019:
5% 12/1/24	35,000	35,134
5% 12/1/25	30,000	30,434
5% 12/1/26	40,000	40,797
Scioto County Hosp. Facilities Rev.:
Series 2016:
5% 2/15/26	125,000	126,560
5% 2/15/27	105,000	106,553
5% 2/15/29	340,000	344,055
5% 2/15/34	55,000	55,419
Series 2019, 5% 2/15/29	580,000	592,100
Shaker Heights City School District Series 2024, 5.25% 12/15/54	2,000,000	2,172,406
Summit County Dev. Fin. Authp (Univ. of Akron Parking Proj.) Series 2023, 6% 12/1/58	1,000,000	1,068,277
Toledo Hosp. 6.015% 11/15/48	600,000	492,840
Toledo-Lucas County Port Auth.:
(Univ. of Toledo Parking Proj.) Series 2021, 4% 1/1/57	350,000	293,289
Series 2014 A, 5% 7/1/46	350,000	328,674
Univ. of Akron Gen. Receipts:
Series 2016 A, 5% 1/1/35	545,000	555,117
Series 2019 A:
4% 1/1/28	205,000	206,580
5% 1/1/30	100,000	106,803
Washington County Hosp. Rev. Series 2022:
6% 12/1/28	660,000	675,077
6% 12/1/29	700,000	720,552
6% 12/1/30	740,000	765,879
6% 12/1/31	790,000	821,329
Worthington City School District Series 2023, 5.5% 12/1/54	4,350,000	4,809,872
Yellow Springs Ohio Exmp Vlg S (Yellow Springs Exempted Village School District Green and Clark Counties, Ohio School Facilities Proj.) Series 2024, 5.25% 12/1/49	910,000	951,001
TOTAL OHIO		241,297,771
Oklahoma - 0.3%
Edmond Pub. Works Auth. Sales Tax & Util. Sys. Rev. Series 2017, 5% 7/1/42	1,595,000	1,636,083
Lincoln County Edl. Facilities Rev. (Stroud Pub. Schools Proj.) Series 2016, 5% 9/1/28	750,000	766,016
Norman Reg'l. Hosp. Auth. Hosp. Rev. Series 2019:
4% 9/1/45	1,165,000	928,418
5% 9/1/45	700,000	673,916
Oklahoma City Arpt. Trust Series 33, 5% 7/1/47 (e)	275,000	277,718
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/28	155,000	157,641
5% 10/1/29	170,000	172,786
5% 10/1/32	60,000	60,913
5% 10/1/36	120,000	121,236
5% 10/1/39	245,000	245,639
Oklahoma County Fin. Auth. Rev. Series 2024:
2% 12/1/47	289,013	14,625
5.875% 12/1/47	1,404,574	1,092,837
Oklahoma County Okla Fin. Auth. Ch (Astec Proj.) Series 2024, 6% 6/15/44 (g)	1,000,000	1,005,842
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.):
Series 2018 B:
5% 8/15/38	240,000	242,794
5.25% 8/15/43	80,000	81,717
5.25% 8/15/48	1,490,000	1,511,333
5.5% 8/15/52	2,110,000	2,153,024
5.5% 8/15/57	3,945,000	4,020,239
Series 2018 C, 5.45% 8/15/28	1,602,000	1,506,329
Oklahoma Dev. Fin. Auth. Rev.:
(Oklahoma City Univ. Proj.) Series 2019:
5% 8/1/26	25,000	25,136
5% 8/1/44	570,000	550,176
Series 2015, 5% 7/1/42	315,000	273,925
Oklahoma Hsg. Fin. Agcy. Single Family Mtg. Rev. (Homeownership Ln. Prog.):
Series 2018 A, 4.75% 9/1/48	260,000	260,236
Series 2019 A, 4% 9/1/49	610,000	603,237
Series 2023 C, 6% 3/1/54	215,000	232,159
Oklahoma Tpk. Auth. Tpk. Rev. Series 2023:
4.5% 1/1/53	2,225,000	2,245,766
5.5% 1/1/53	7,175,000	7,824,492
Payne County Econ. Dev. Auth. Series 2016 A, 6.875% 11/1/46 (f)	455,845	912
Tulsa Indl. Auth. Rev. (Montereau, Inc. Proj.) Series 2017, 5.25% 11/15/45	1,455,000	1,432,874
Tulsa Muni. Arpt. Trust Rev. Series 2001 B, 5.5% 12/1/35 (e)	1,550,000	1,551,108
TOTAL OKLAHOMA		31,669,127
Oregon - 0.5%
Beaverton School District Series 2022 A:
0% 6/15/37	8,000,000	4,464,461
0% 6/15/38	5,000,000	2,637,403
0% 6/15/39	5,000,000	2,485,500
0% 6/15/40	5,000,000	2,335,307
0% 6/15/41	1,250,000	551,786
Clackamas County Hosp. Facility Auth.:
(Willamette View, Inc.) Series 2017 A, 5% 11/15/47	195,000	180,062
(Williamette View Proj.) Series 2017 A, 5% 11/15/32	135,000	135,803
(Williamette View, Inc.) Series 2017 A:
5% 11/15/37	70,000	69,122
5% 11/15/52	210,000	190,236
Medford Hosp. Facilities Auth. Rev. (Asante Projs.) Series 2020 A:
4% 8/15/50	320,000	293,034
5% 8/15/36	85,000	90,457
5% 8/15/38	235,000	247,785
5% 8/15/45	725,000	743,980
Multnomah County School District 40 Series 2023 B, 5.5% 6/15/53	875,000	963,954
Multnomah County Hosp. Facilities Auth. Rev.:
Series 2021 A:
4% 12/1/41	630,000	509,982
4% 12/1/51	470,000	337,248
Series 2021 B1, 1.2% 6/1/28	150,000	132,896
Multnomah County School District #1J Portland Series 2023, 5% 6/15/25	1,500,000	1,523,474
Oregon Bus. Dev. Commission Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 2023 232, 3.8%, tender 6/15/28 (b)	3,500,000	3,472,121
Oregon Dept. of Trans. Hwy. User Tax Rev. Series 2022 A, 5.25% 11/15/47	750,000	821,380
Oregon Facilities Auth. Rev.:
(Legacy Health Proj.) Series 2016 A, 5% 6/1/46	3,965,000	3,982,506
Series 2022 A, 5% 6/1/52	2,200,000	2,273,793
Series 2022 B, 5% 6/1/30	675,000	719,786
Oregon Health and Science Univ. Spl. Rev. Series 2016 B, 5% 7/1/34	1,600,000	1,631,885
Oregon St Facilities Auth. Lease Rent Series 2023, 4.9% 9/15/35	3,545,000	3,634,655
Oregon State Hsg. & Cmnty. Svcs. Dept.:
(Single Family Mtg. Prog.) Series A, 3.5% 1/1/51	480,000	468,790
(Single-Family Mtg. Prog.) Series 2019 A, 2.65% 7/1/39	485,000	388,223
Series 2019 A, 4% 7/1/50	1,430,000	1,416,269
Oregon State Univ. Series 2024 A, 4.25% 4/1/52	1,000,000	970,181
Polk Marion & Benton School District # 13J Series B, 0% 12/15/38	120,000	64,172
Port of Portland Arpt. Rev.:
Series 2017 24B, 5% 7/1/42 (e)	1,170,000	1,184,869
Series 2020 26C, 5% 7/1/28 (e)	265,000	275,740
Series 2020 27A:
4% 7/1/39 (e)	1,475,000	1,426,251
4% 7/1/50 (e)	1,580,000	1,431,369
5% 7/1/45 (e)	3,595,000	3,678,937
Series 2022 28:
5% 7/1/41 (e)	4,240,000	4,468,973
5% 7/1/52 (e)	3,555,000	3,647,423
Series 2023 29, 5.5% 7/1/48 (e)	1,750,000	1,886,867
Salem Hosp. Facility Auth. Rev.:
(Cap. Manor Proj.) Series 2022, 4% 5/15/47	525,000	421,271
(Salem Health Projs.) Series 2019 A, 3% 5/15/49	2,605,000	1,919,329
Series 2016 A, 4% 5/15/41	620,000	587,586
Washington, Multnomah & Yamhill County School District #1J Series 2017:
5% 6/15/33	60,000	62,504
5% 6/15/35	175,000	181,947
5% 6/15/36	170,000	175,661
5% 6/15/38	170,000	175,563
Yamhill County Hosp. Auth. Rev.:
Series 2016 A:
4% 11/15/26	30,000	29,107
5% 11/15/31	50,000	48,162
5% 11/15/36	65,000	59,407
5% 11/15/46	185,000	150,213
Series 2021 A:
5% 11/15/36	155,000	141,663
5% 11/15/46	365,000	296,366
5% 11/15/51	155,000	121,786
5% 11/15/56	895,000	685,107
Series 2021 B1, 2.5% 11/15/28	155,000	140,227
TOTAL OREGON		60,932,579
Pennsylvania - 3.5%
Allegheny County Indl. Dev. Auth. Series 2013, 6% 7/15/38	250,000	250,234
Allegheny County Arpt. Auth. Rev.:
Series 2021 A:
4% 1/1/38 (e)	500,000	485,269
4% 1/1/56 (e)	1,000,000	878,665
5% 1/1/51 (e)	6,560,000	6,710,136
5% 1/1/56 (e)	3,980,000	4,059,137
Series 2021 B:
5% 1/1/51	830,000	859,957
5% 1/1/56	700,000	720,714
Series 2023 A:
5.5% 1/1/48 (Assured Guaranty Muni. Corp. Insured) (e)	5,815,000	6,262,061
5.5% 1/1/53 (Assured Guaranty Muni. Corp. Insured) (e)	11,325,000	12,116,057
Allegheny County Hosp. Dev. Auth. Rev.:
Series 2018 A:
4% 4/1/44	1,555,000	1,432,820
4% 4/1/44	600,000	569,450
5% 4/1/47	1,660,000	1,672,033
Series 2019 A:
4% 7/15/36	140,000	138,518
4% 7/15/37	1,085,000	1,061,711
4% 7/15/39	1,325,000	1,284,972
Allegheny County Indl. Dev. Auth. Enviromental Impt. Rev. (United States Steel Corp. Proj.) Series 2019, 4.875% 11/1/24	170,000	170,375
Allegheny County Indl. Dev. Auth. Rev. Series 2021:
3.5% 12/1/31	430,000	355,330
4% 12/1/41	935,000	657,841
4.25% 12/1/50	1,040,000	678,901
Allentown Commercial & Indl. Dev. A (Lincoln Leadership Academy Charter School Proj.) Series 2023, 5.75% 6/15/43	270,000	274,030
Allentown Neighborhood Impt. Zone Dev. Auth. Tax Rev.:
(615 Waterfront Proj.) Series 2021, 6% 5/1/42 (g)	250,000	257,866
(City Ctr. Proj.):
Series 2018, 5.125% 5/1/32 (g)	350,000	345,780
Series 2024, 5% 5/1/42 (g)	2,220,000	2,192,346
(City Ctr. Rfdg. Proj.):
Series 2017:
5% 5/1/27 (g)	1,005,000	1,017,214
5% 5/1/32 (g)	490,000	494,959
5% 5/1/42 (g)	1,765,000	1,732,859
Series 2018:
5% 5/1/42 (g)	1,350,000	1,328,516
5.375% 5/1/42 (g)	1,660,000	1,607,705
Series 2022:
5% 5/1/25	500,000	501,720
5% 5/1/28	25,000	25,689
5% 5/1/30	25,000	25,989
5% 5/1/31	95,000	99,211
5% 5/1/32	135,000	141,518
5% 5/1/33	115,000	120,462
5% 5/1/34	105,000	109,825
5% 5/1/35	120,000	125,332
5% 5/1/42	2,420,000	2,456,037
5.25% 5/1/42 (g)	1,420,000	1,370,936
Allentown School District Series 2019 C:
4% 2/1/35	245,000	239,891
4% 2/1/36	230,000	221,651
Armstrong School District Series 2019 A:
4% 3/15/35	105,000	106,004
4% 3/15/36	225,000	227,369
4% 3/15/37	105,000	105,509
4% 3/15/38	105,000	105,541
4% 3/15/41	530,000	525,292
Beaver County Econ. Dev. Auth. Series 2020:
4% 11/15/35	485,000	487,924
4% 11/15/36	180,000	180,830
Berks County Indl. Dev. Auth. Health Sys. Rev.:
(Tower Health Proj.) Series 2017:
5% 11/1/28	240,000	136,948
5% 11/1/37	200,000	103,173
5% 11/1/47	310,000	156,455
(Tower Heatlh Proj.) Series 2017:
5% 11/1/29	840,000	459,004
5% 11/1/30	430,000	231,443
Berks County Muni. Auth. Rev.:
(The Reading Hosp. and Med. Ctr. Proj.) Series 2012, 5% 11/1/44	1,635,000	833,617
Bonds (Tower Health Proj.):
Series 2020 B2, 5%, tender 2/1/27 (b)	2,110,000	1,366,418
Series 2020 B3, 5%, tender 2/1/30 (b)	895,000	487,952
Bucks County Indl. Dev. Auth. Hosp. Rev.:
(Grand View Hosp. Proj.) Series 2021, 4% 7/1/51	300,000	218,870
(St. Luke's Univ. Health Network Proj.) Series 2019:
4% 8/15/44	190,000	177,094
4% 8/15/50	955,000	877,266
Bucks County Wtr. & Swr. Auth. Sys. Rev. Series 2022 A, 5.25% 12/1/47 (Assured Guaranty Muni. Corp. Insured)	465,000	499,423
Butler County Hosp. Auth. Hosp. Rev. (Butler Health Sys. Proj.) Series 2015 A:
5% 7/1/35	2,935,000	2,878,347
5% 7/1/39	670,000	630,708
Canon McMillan School District Series 2019:
4% 6/1/46	625,000	593,569
4% 6/1/48	925,000	864,909
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/26	55,000	56,566
5% 7/15/27	120,000	125,242
5% 7/15/29	190,000	200,696
5% 7/15/32	120,000	126,583
5% 7/15/38	55,000	57,153
Chambersburg Area Muni. Authe Series 2018, 5.75% 10/1/38	250,000	248,815
Chartiers Valley School District Series 2021 A, 3% 10/15/49	3,585,000	2,605,551
Chester County Health & Ed. Auth. Rev. (Simpson Sr. Svcs. Proj.) Series 2019, 5% 12/1/51	420,000	255,335
Chester County Indl. Dev. Auth. Rev.:
(Collegium Charter School Proj.) Series 2022, 5.875% 10/15/47 (g)	1,560,000	1,565,983
(Longwood Gardens, Inc. Proj.) Series 2021, 4% 12/1/46	670,000	636,309
Series 2017 A:
4.75% 12/15/37	235,000	229,079
5% 12/15/47	110,000	103,266
5% 12/15/51	135,000	124,264
Chichester School District Series 2022:
4% 9/15/31	105,000	106,533
4% 9/15/32	105,000	106,384
Commonwealth Fing. Auth. Rev.:
Series 2019 B, 5% 6/1/26	45,000	46,216
Series 2020 A:
5% 6/1/26	1,235,000	1,268,385
5% 6/1/28	670,000	706,467
5% 6/1/29	110,000	117,674
5% 6/1/32	190,000	207,011
Commonwealth Fing. Auth. Tobacco Series 2018:
4% 6/1/39 (Assured Guaranty Muni. Corp. Insured)	700,000	686,532
5% 6/1/31	480,000	502,209
5% 6/1/32	420,000	439,075
5% 6/1/34	240,000	250,678
Cumberland County Muni. Auth. Rev.:
Series 2015:
4% 1/1/33	165,000	161,128
4% 1/1/33 (Pre-Refunded to 1/1/25 @ 100)	225,000	225,086
4% 1/1/33 (Pre-Refunded to 1/1/25 @ 100)	65,000	65,025
5% 1/1/38	1,230,000	1,234,889
5% 1/1/38 (Pre-Refunded to 1/1/25 @ 100)	1,005,000	1,011,066
5% 1/1/38 (Pre-Refunded to 1/1/25 @ 100)	240,000	241,449
Series 2019:
4% 11/1/35	240,000	237,407
4% 11/1/37	480,000	469,147
4% 11/1/49	910,000	836,120
Series 2021 A:
4.5% 1/1/36 (g)	555,000	509,697
4.5% 1/1/40 (g)	1,945,000	1,696,933
4.5% 1/1/41 (g)	590,000	508,988
Dallas Area Muni. Auth. Univ. Rev. (Misericordia Univ. Proj.) Series 2019, 5% 5/1/48	105,000	91,407
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/28	130,000	132,450
5% 6/1/29	215,000	218,903
5% 6/1/34	75,000	76,339
Dauphin County Gen. Auth. Rev. (The Harrisburg Univ. of Science and Technology Proj.):
Series 2017:
5% 10/15/34 (g)	200,000	167,206
5.125% 10/15/41 (g)	350,000	263,199
Series 2020:
5.875% 10/15/40 (g)	300,000	247,445
6.25% 10/15/53 (g)	400,000	314,505
Dauphin County Indl. Dev. Auth. Series 1992 A, 6.9% 6/1/24 (e)	580,000	580,039
Delaware County Auth. Rev.:
(Cabrini College) Series 2017, 5% 7/1/47	2,075,000	2,018,091
Series 2017:
5% 7/1/26	65,000	65,613
5% 7/1/28	250,000	253,924
5% 7/1/29	965,000	980,920
5% 7/1/30	90,000	91,477
Delaware Valley Reg'l. Fin. Auth. Local Govt. Rev.:
Bonds Series 2018 E, 1 month U.S. LIBOR + 0.880% 4.517%, tender 9/1/25 (b)(c)	7,500,000	7,498,866
Series 2007 C, 3 month U.S. LIBOR + 0.750% 4.504% 6/1/37 (b)(c)	1,560,000	1,398,517
Doylestown Hosp. Auth. Hosp. Rev.:
Series 2016 A:
5% 7/1/46	180,000	167,264
5% 7/1/46 (Pre-Refunded to 7/1/26 @ 100)	40,000	41,112
Series 2019 A:
4% 7/1/45	110,000	88,847
4% 7/1/45 (Pre-Refunded to 7/1/29 @ 100)	10,000	10,226
5% 7/1/49	1,770,000	1,636,708
5% 7/1/49 (Pre-Refunded to 7/1/29 @ 100)	195,000	208,405
Series 2024, 5.375% 7/1/39 (g)	1,490,000	1,493,954
Dubois Hosp. Auth. Hosp. Rev. (Penn Highlands Healthcare Proj.) Series 2018:
4% 7/15/33	305,000	290,905
4% 7/15/35	315,000	298,038
4% 7/15/37	605,000	572,833
5% 7/15/25	50,000	50,375
5% 7/15/26	150,000	152,297
5% 7/15/27	260,000	265,613
5% 7/15/28	190,000	195,328
5% 7/15/29	200,000	204,678
5% 7/15/30	270,000	275,904
5% 7/15/31	185,000	189,069
5% 7/15/32	190,000	194,275
5% 7/15/34	210,000	214,217
5% 7/15/36	610,000	620,883
5% 7/15/38	730,000	738,506
5% 7/15/43	850,000	850,271
East Hempfield Township Indl. Dev. Auth. Rev.:
Series 2014:
5% 7/1/34 (Pre-Refunded to 7/1/24 @ 100)	140,000	140,066
5% 7/1/39 (Pre-Refunded to 7/1/24 @ 100)	930,000	930,439
5% 7/1/46 (Pre-Refunded to 7/1/24 @ 100)	1,420,000	1,420,670
Series 2015:
5% 7/1/30 (Pre-Refunded to 7/1/25 @ 100)	115,000	116,535
5% 7/1/35 (Pre-Refunded to 7/1/25 @ 100)	150,000	152,002
5% 7/1/47 (Pre-Refunded to 7/1/25 @ 100)	1,705,000	1,727,761
Erie Higher Ed. Bldg. Auth. Series 2016:
5% 9/15/37 (g)	160,000	151,098
5% 9/15/37 (Pre-Refunded to 9/15/26 @ 100) (g)	35,000	35,921
Erie Wtr. Auth. Rev. Series 2016, 5% 12/1/43 (Pre-Refunded to 12/1/26 @ 100)	480,000	498,083
Franklin County Indl. Dev. Auth. (Menno-Haven, Inc. Proj.) Series 2018:
5% 12/1/38	295,000	278,706
5% 12/1/43	170,000	152,778
5% 12/1/48	185,000	159,505
5% 12/1/53	195,000	163,261
Geisinger Auth. Health Sys. Rev. Series 2020 A, 4% 4/1/39	705,000	681,215
Huntingdon County Gen. Auth. Rev. (Aicup Fing. Prog. - Juniata College Proj.) Series 2016 OO2, 5% 5/1/46	300,000	284,857
Lancaster County Hosp. Auth. Health Ctr. Rev.:
Series 2015:
5.25% 7/1/35	35,000	34,882
5.5% 7/1/45	140,000	134,921
Series 2021:
5% 11/1/46	3,615,000	3,707,465
5% 11/1/51	185,000	187,909
Lancaster Indl. Dev. Auth. Rev. (Willow Valley Cmntys. Proj.) Series 2019, 5% 12/1/49	250,000	240,739
Lehigh County Auth. Wtr. and Swr. Rev. Series 2013 B, 0% 12/1/36	2,580,000	1,467,829
Lehigh County Gen. Purp. Auth. Rev. (Muhlenberg College Proj.):
Series 2017, 5% 2/1/39	315,000	320,058
Series 2024, 5.25% 2/1/49 (d)	565,000	585,482
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 A:
4% 7/1/37	110,000	105,758
4% 7/1/38	120,000	114,253
4% 7/1/39	140,000	134,617
4% 7/1/49	4,195,000	3,859,671
5% 7/1/24	110,000	110,039
5% 7/1/26	120,000	122,276
5% 7/1/27	130,000	133,713
5% 7/1/28	135,000	140,145
5% 7/1/44	640,000	653,602
Luzerne County Series 2017 A, 5% 12/15/24 (Assured Guaranty Muni. Corp. Insured)	145,000	145,991
Maxatawny Township Muni. Auth. Rev. Series 2022 A:
4.5% 1/1/45	545,000	499,704
5% 1/1/39	60,000	61,058
5% 1/1/40	205,000	207,441
5% 1/1/41	150,000	151,217
5% 1/1/42	155,000	155,770
Monroe County Hosp. Auth. Rev. Series 2016:
5% 7/1/26	120,000	122,276
5% 7/1/27	120,000	122,576
5% 7/1/28	120,000	122,367
5% 7/1/34	450,000	455,214
5% 7/1/36	655,000	662,639
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	95,000	97,205
Montgomery County Indl. Dev. Auth. Bonds Series 2023 A, 4.1%, tender 4/3/28 (b)	1,475,000	1,491,445
Montgomery County Higher Ed. & Health Auth. Rev.:
(Philadelphia Presbytery Homes, Inc. Proj.) Series 2017, 4% 12/1/48	405,000	321,480
Series 2014 A:
5% 10/1/24	140,000	139,632
5% 10/1/25	125,000	124,205
5% 10/1/27	60,000	59,004
Series 2016 A:
5% 10/1/28	185,000	178,498
5% 10/1/29	325,000	312,191
5% 10/1/30	245,000	234,132
5% 10/1/31	555,000	527,158
5% 10/1/32	10,000	9,437
5% 10/1/36	1,255,000	1,174,723
5% 10/1/40	795,000	720,700
Series 2018 A:
4% 9/1/49	490,000	446,391
5% 9/1/32	560,000	579,744
5% 9/1/33	425,000	439,869
5% 9/1/34	810,000	838,574
5% 9/1/37	740,000	762,058
5% 9/1/43	710,000	720,343
Series 2019:
4% 9/1/36	50,000	49,120
4% 9/1/37	50,000	48,908
4% 9/1/38	110,000	106,002
4% 9/1/39	70,000	67,423
4% 9/1/44	725,000	673,789
4% 9/1/49	650,000	592,152
4% 9/1/49	1,200,000	1,132,594
4% 9/1/51	805,000	726,918
5% 9/1/24	45,000	45,049
5% 9/1/31	145,000	152,015
Series 2020:
5% 4/1/25	20,000	20,034
5% 4/1/26	20,000	19,806
5% 4/1/27	40,000	40,279
Series 2022, 3.125% 5/1/53 (Assured Guaranty Muni. Corp. Insured)	650,000	474,077
Montgomery County Indl. Dev. Auth. Series 2015 A, 5.25% 1/15/45 (Pre-Refunded to 1/15/25 @ 100)	3,510,000	3,536,781
Montgomery County Indl. Dev. Auth. Rev.:
Series 2015:
5% 1/1/30	210,000	205,794
5.25% 1/1/40	490,000	449,396
5.375% 1/1/50	3,045,000	2,637,389
Series 2020 C, 5% 11/15/45	650,000	658,200
Moon Indl. Dev. Auth. Rev. Series 2015, 6.125% 7/1/50	580,000	429,718
Northampton County Gen. Purp. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.):
Series 2016 A, 5% 8/15/36	90,000	91,580
Series 2018 A, 4% 8/15/48	1,950,000	1,712,386
Series 2024 A1, 5.25% 8/15/53 (Assured Guaranty Muni. Corp. Insured)	3,440,000	3,732,995
Northeastern Pennsylvania Hosp. and Ed. Auth. (King's College Proj.) Series 2019:
5% 5/1/32	95,000	94,478
5% 5/1/33	125,000	123,966
5% 5/1/44	275,000	255,587
5% 5/1/49	170,000	152,895
Pennsylvania Ctfs. Prtn. Series 2018 A:
5% 7/1/35	40,000	41,915
5% 7/1/37	45,000	46,898
5% 7/1/38	40,000	41,462
5% 7/1/43	110,000	112,689
Pennsylvania Econ. Dev.:
Series 2013 B2:
0% 1/1/35	320,000	203,187
0% 1/1/36	340,000	206,283
0% 1/1/37	325,000	187,495
0% 1/1/38	335,000	183,026
0% 1/1/39	370,000	190,560
0% 1/1/40	355,000	172,555
0% 1/1/41	340,000	156,414
0% 1/1/42	325,000	141,527
0% 1/1/43	310,000	127,479
0% 1/1/46	745,000	270,247
0% 1/1/47	775,000	265,863
Series 2013, 0% 1/1/49	1,555,000	293,796
Pennsylvania Econ. Dev. Fing. Auth.:
(The Penndot Major Bridges Package One Proj.) Series 2022:
5% 12/31/57 (Assured Guaranty Muni. Corp. Insured) (e)	4,770,000	4,883,420
5.25% 6/30/53 (e)	11,600,000	12,004,277
5.75% 6/30/48 (e)	12,465,000	13,467,505
5.75% 12/31/62 (Assured Guaranty Muni. Corp. Insured) (e)	5,000,000	5,441,525
6% 6/30/61 (e)	4,925,000	5,395,338
Series 2020 A:
4% 4/15/39	1,500,000	1,467,682
5% 4/15/25	50,000	50,562
Series 2020:
4% 1/1/26	235,000	232,277
4% 1/1/27	160,000	157,014
4% 1/1/28	165,000	160,841
Series 2023 A2:
4% 5/15/48	2,000,000	1,854,936
4% 5/15/53	1,960,000	1,757,445
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev.:
(Presbyterian Sr. Living Proj.):
Series 2023 B1, 5.25% 7/1/49	970,000	987,203
Series 2023 B2:
5% 7/1/38	735,000	767,732
5% 7/1/42	440,000	448,178
5.25% 7/1/46	1,435,000	1,470,037
(The Pennsylvania Rapid Bridge Replacement Proj.) Series 2015:
4.125% 12/31/38 (e)	355,000	326,342
5% 12/31/38 (e)	4,365,000	4,370,244
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev.:
(Covanta Proj.) Series 2019 A, 3.25% 8/1/39 (e)(g)	580,000	448,090
Bonds:
(Consol Energy, Inc. Proj.) Series 2021 A, 9%, tender 4/13/28 (b)(e)(g)	1,620,000	1,775,176
(Waste Mgmt., Inc. Proj.):
Series 2009, 0.95%, tender 12/1/26 (b)	250,000	227,624
Series 2021 A, SIFMA Municipal Swap Index + 0.000% 4.25%, tender 6/3/24 (b)(c)(e)	2,000,000	2,000,000
Series 2011, 2.15%, tender 7/1/24 (b)(e)	3,955,000	3,944,278
Pennsylvania Gen. Oblig.:
Series 2016, 3% 9/15/33 (Assured Guaranty Muni. Corp. Insured)	1,875,000	1,735,613
Series 2018, 3.5% 3/1/31	2,390,000	2,310,798
Pennsylvania Higher Ed. Assistance Agcy. Rev.:
Series 2021 A:
2.625% 6/1/42 (e)	255,000	208,668
5% 6/1/30 (e)	50,000	51,427
Series 2022 A, 4.5% 6/1/43 (e)	195,000	192,282
Series 2023 A, 4% 6/1/44 (e)	2,380,000	2,245,538
Series 2023 B, 5% 6/1/50 (e)	1,275,000	1,231,184
Series 2024 A1, 4.125% 6/1/45 (e)	2,907,000	2,735,094
Series 2024 C1, 5% 6/1/51 (e)	1,380,000	1,330,222
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.):
Series 2016, 5% 5/1/35	515,000	519,823
Series 2017:
5% 5/1/35	150,000	152,432
5% 5/1/37	190,000	192,449
5% 5/1/41	860,000	861,861
Series 2007 A, CME Term SOFR 3 Month Index + 0.650% 4.375% 7/1/39 (XL Cap. Assurance, Inc. Insured) (b)(c)	1,180,000	1,070,772
Series 2012, 5% 11/1/42	90,000	87,197
Series 2015 A, 5% 9/1/39	440,000	440,965
Series 2016 A/S, 5% 6/15/24	1,000,000	1,000,150
Series 2016:
5% 5/1/28	60,000	60,699
5% 5/1/29	55,000	55,640
5% 5/1/31	55,000	55,614
5% 5/1/32	150,000	151,587
5% 5/1/33	210,000	212,062
5% 5/1/34	105,000	105,987
Series 2017 A, 4% 8/15/42	1,260,000	1,243,046
Series 2019 A:
5% 3/1/38	210,000	217,910
5% 3/1/39	50,000	51,614
Series 2019, 4% 8/15/49	2,150,000	2,042,161
Series 2020:
5% 6/15/25 (Assured Guaranty Muni. Corp. Insured)	260,000	263,714
5% 6/15/25 (Assured Guaranty Muni. Corp. Insured)	2,240,000	2,274,324
Series 2021 A, 4% 8/15/43	1,775,000	1,706,380
Pennsylvania Hsg. Fin. Agcy.:
Series 2020 13 2A, 3.5% 4/1/51	185,000	182,011
Series 2021 134 A, 3% 10/1/49	2,225,000	2,159,019
Series 2021 134B, 5% 4/1/27 (e)	945,000	957,827
Series 2021 135B:
5% 4/1/30 (e)	515,000	529,720
5% 10/1/30 (e)	295,000	304,201
Series 2021 137, 3% 10/1/51	2,740,000	2,584,918
Series 2023 141A, 5.75% 10/1/53	12,980,000	13,584,013
Series 2024 144A, 6% 10/1/54	1,660,000	1,780,347
Pennsylvania Hsg. Fin. Agcy. Multifamily Hsg. Dev. Rev. Series 2023 A, 5.55% 11/1/42	652,125	705,237
Pennsylvania Hsg. Fin. Agcy. Single Family Mtg. Rev. Series 2016 121, 2.8% 10/1/31	1,205,000	1,072,500
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of The City of Harrisburg Proj.) Series 2016 A:
5% 12/1/29	270,000	278,283
5% 12/1/29 (Pre-Refunded to 12/1/26 @ 100)	45,000	46,641
Pennsylvania State Univ. Series 2020 A, 4% 9/1/50	95,000	90,170
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2015 A1, 5% 12/1/40	2,000,000	2,011,635
Series 2016, 5% 6/1/36	130,000	132,412
Series 2017 A1:
5% 12/1/42	600,000	619,942
5% 12/1/47	960,000	986,615
Series 2017, 5% 12/1/41	690,000	718,327
Series 2018 A2, 5% 12/1/48	2,590,000	2,666,066
Series 2019 A:
4% 12/1/49 (Assured Guaranty Muni. Corp. Insured)	1,775,000	1,691,598
5% 12/1/34	1,095,000	1,173,945
5% 12/1/44	600,000	626,333
Series 2020 B, 5% 12/1/45	4,015,000	4,248,377
Series 2021 A:
4% 12/1/46	320,000	303,250
4% 12/1/50	1,420,000	1,298,678
4% 12/1/50	500,000	470,272
Series 2021 B:
4% 12/1/46	950,000	900,273
5% 12/1/46	6,355,000	6,716,434
Series 2021 C:
4% 12/1/51	725,000	676,883
5% 12/1/27	530,000	558,609
5% 12/1/28	510,000	545,789
Series 2022 B, 5.25% 12/1/52	1,925,000	2,077,781
Philadelphia Arpt. Rev.:
Series 2017 A:
5% 7/1/25	120,000	121,715
5% 7/1/26	120,000	123,465
5% 7/1/27	100,000	104,246
5% 7/1/28	30,000	31,253
5% 7/1/29	30,000	31,207
5% 7/1/30	30,000	31,186
5% 7/1/31	35,000	36,343
5% 7/1/32	30,000	31,149
5% 7/1/33	35,000	36,339
5% 7/1/42	135,000	138,197
Series 2017 B:
5% 7/1/26 (e)	365,000	372,087
5% 7/1/27 (e)	305,000	314,178
5% 7/1/28 (e)	365,000	373,398
5% 7/1/29 (e)	270,000	276,508
5% 7/1/32 (e)	365,000	372,052
5% 7/1/33 (e)	1,170,000	1,192,568
5% 7/1/34 (e)	535,000	544,968
5% 7/1/37 (e)	545,000	552,175
5% 7/1/42 (e)	2,385,000	2,413,293
5% 7/1/47 (e)	4,355,000	4,357,326
Series 2021:
4% 7/1/46 (Assured Guaranty Muni. Corp. Insured) (e)	500,000	462,617
5% 7/1/26 (e)	9,065,000	9,241,021
5% 7/1/27 (e)	12,490,000	12,865,858
5% 7/1/28 (e)	1,325,000	1,379,205
5% 7/1/34 (e)	2,650,000	2,815,986
5% 7/1/35 (e)	1,425,000	1,513,803
5% 7/1/51 (e)	2,400,000	2,458,476
Philadelphia Auth. for Indl. Dev.:
(First Philadelphia Preparatory Charter School Proj.) Series 2014 A, 7.25% 6/15/43	350,000	350,811
(Philadelphia Performing Arts: A String Theory Charter School Proj.) Series 2020, 5% 6/15/50 (g)	1,000,000	986,338
(Saint Joseph's Univ. Proj.) Series 2022:
5.25% 11/1/52	1,750,000	1,819,952
5.5% 11/1/60	1,915,000	2,028,449
Series 2015 1, 5% 4/1/33	35,000	35,284
Series 2016 2, 5% 4/1/34	2,265,000	2,282,818
Series 2016 A, 5.375% 8/1/51	325,000	314,483
Series 2016 B:
5.625% 8/1/36	65,000	66,338
5.75% 8/1/46	215,000	218,137
6% 8/1/51	225,000	228,960
Series 2017 A, 5% 9/1/42	2,305,000	2,326,594
Series 2017 I:
5% 12/1/37	425,000	431,116
5% 12/1/58	1,770,000	1,703,689
5.5% 12/1/58 (g)	105,000	97,532
Series 2017:
5% 3/15/45 (g)	300,000	250,124
5% 3/15/45 (Pre-Refunded to 3/15/28 @ 100) (g)	25,000	26,423
5% 11/1/47	1,645,000	1,646,459
Series 2020 B, 4.875% 12/15/35 (b)(g)	500,000	479,544
Series 2022 A:
5.25% 6/15/52	100,000	95,823
5.375% 6/15/57	145,000	139,160
Philadelphia Auth. for Indl. Dev. Sr. Living Facilities Rev. Series 2017 A:
5% 7/1/37	615,000	557,188
5% 7/1/42	710,000	604,380
5% 7/1/49	860,000	699,580
Philadelphia Gas Works Rev.:
Series 16 A, 4% 8/1/45 (Assured Guaranty Muni. Corp. Insured)	130,000	125,357
Series 2015:
5% 8/1/26	55,000	55,584
5% 8/1/27	55,000	55,602
5% 8/1/28	110,000	111,230
Series 2016, 5% 10/1/33	620,000	631,374
Philadelphia Gen. Oblig.:
Series 2019 A, 5% 8/1/26	75,000	77,310
Series 2019 B:
5% 2/1/33	90,000	95,809
5% 2/1/34	145,000	154,507
5% 2/1/35	175,000	185,186
5% 2/1/36	720,000	760,334
5% 2/1/37	685,000	720,908
5% 2/1/38	540,000	566,636
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev. Series 2017:
5% 7/1/28	705,000	711,050
5% 7/1/30	140,000	141,141
Philadelphia School District:
Series 2015 A:
5% 9/1/30	650,000	657,604
5% 9/1/35	290,000	292,270
Series 2016 D:
5% 9/1/25	1,070,000	1,087,272
5% 9/1/26	1,115,000	1,148,597
5% 9/1/27	1,180,000	1,207,747
5% 9/1/28	985,000	1,008,801
Series 2016 F:
5% 9/1/28	1,700,000	1,741,078
5% 9/1/29	1,300,000	1,329,445
Series 2016, 5% 9/1/38	50,000	50,330
Series 2018 A:
5% 9/1/26	90,000	92,126
5% 9/1/34	80,000	83,602
5% 9/1/35	55,000	57,474
5% 9/1/36	230,000	239,945
5% 9/1/37	135,000	140,439
5% 9/1/38	210,000	217,646
Series 2018 B, 5% 9/1/43	635,000	649,882
Series 2019 A:
4% 9/1/35	1,135,000	1,142,842
4% 9/1/36	110,000	110,519
5% 9/1/26	130,000	133,917
5% 9/1/30	1,050,000	1,111,554
5% 9/1/31	830,000	875,193
5% 9/1/32	65,000	68,801
5% 9/1/33	385,000	409,703
5% 9/1/33 (Assured Guaranty Muni. Corp. Insured)	115,000	122,605
5% 9/1/34 (Assured Guaranty Muni. Corp. Insured)	480,000	506,106
5% 9/1/44	1,925,000	1,985,037
Series 2019 B, 5% 9/1/26	70,000	72,109
Series 2023 A, 5.5% 9/1/48	2,755,000	3,001,405
Series F, 5% 9/1/30	825,000	841,551
Philadelphia Wtr. & Wastewtr. Rev.:
Series 2015 A, 5% 7/1/45 (Pre-Refunded to 7/1/24 @ 100)	1,445,000	1,446,082
Series 2018 A:
5% 10/1/34	2,535,000	2,694,668
5% 10/1/43	1,205,000	1,249,250
Series 2020 A, 5% 11/1/45	1,000,000	1,058,719
Series 2022 C, 5.5% 6/1/47	2,500,000	2,742,268
Pittsburgh & Allegheny County Parking Sys. Series 2017:
5% 12/15/35	65,000	67,281
5% 12/15/37	30,000	30,936
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.:
Series 2019 A:
5% 9/1/38 (Assured Guaranty Muni. Corp. Insured)	480,000	512,397
5% 9/1/44 (Assured Guaranty Muni. Corp. Insured)	30,000	31,351
Series 2019 B, 5% 9/1/32 (Assured Guaranty Muni. Corp. Insured)	110,000	123,314
Series 2023 A, 4.25% 9/1/53 (Assured Guaranty Muni. Corp. Insured)	740,000	711,398
Pocono Mountains Indl. Park Auth. (St. Luke's Hosp. - Monroe Proj.) Series 2015 A, 5% 8/15/40	100,000	100,348
Pottsville Auth. Health Ctr. Rev. (Schuyhill Health Sys. Proj.) Series 2014, 6% 7/1/24 (g)	2,000,000	2,002,339
Scranton Redev. Auth. Series 2016 A, 5% 11/15/28	270,000	270,066
Scranton-Lackawanna Health & Welfare Auth. Rev. (Marywood Univ. Proj.) Series 2016, 5% 6/1/46	250,000	220,117
South Western School District York Series 2022, 4.25% 11/15/49	3,000,000	2,926,887
Southcentral Pennsylvania Gen. Auth. Rev.:
(York Academy Reg'l. Charter School Proj.) Series 2018 A, 6.5% 7/15/48 (g)	350,000	359,535
Series 2019 A:
4% 6/1/44	435,000	410,256
4% 6/1/49	2,170,000	1,979,101
5% 6/1/44	755,000	773,346
5% 6/1/49	1,205,000	1,223,302
State Pub. School Bldg. Auth. (Northampton County Area Cmnty. College Proj.) Series 2022:
4% 6/15/31	190,000	193,073
4% 6/15/32	125,000	126,735
4% 6/15/33	135,000	136,275
4% 6/15/34	135,000	136,768
State Pub. School Bldg. Auth. College Rev. (Cmnty. College of Philadelphia Proj.) Series 2015, 5% 6/15/28	1,000,000	1,009,440
State Pub. School Bldg. Auth. Lease Rev. (The School District of Philadelphia Proj.):
Series 2015 A, 5% 6/1/26	195,000	196,968
Series 2016 A:
5% 6/1/30	425,000	437,731
5% 6/1/31	3,845,000	3,936,233
5% 6/1/32 (Assured Guaranty Muni. Corp. Insured)	3,200,000	3,272,876
5% 6/1/33	7,280,000	7,445,793
Trinity Area School District Series 2021, 4% 11/1/51	320,000	302,465
Union County Hosp. Auth. Rev. Series 2018 B:
5% 8/1/33	55,000	55,514
5% 8/1/38	180,000	183,914
5% 8/1/43	680,000	692,529
5% 8/1/48	1,410,000	1,428,751
Upper Darby School District Series 2021 A, 4% 4/1/46	125,000	120,514
Washington Redev. Auth. (Victory Centre Tax Increment Fing. Proj.) Series 2018, 5% 7/1/35	15,000	14,608
West Shore Area Auth. Rev. (Messiah Village Proj.) Series 2015 A:
5% 7/1/30	95,000	95,036
5% 7/1/35	90,000	88,867
TOTAL PENNSYLVANIA		426,442,482
Pennsylvania, New Jersey - 0.0%
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Series 2013, 5% 1/1/37	2,000,000	2,004,553
Puerto Rico - 2.4%
Children's Trust Fund Tobacco Settlement:
Series 2002, 5.625% 5/15/43	1,330,000	1,345,749
Series 2005 A, 0% 5/15/50	2,100,000	380,711
Series 2008 B, 0% 5/15/57	2,100,000	125,933
GDB Debt Recovery Auth. Series 2018, 7.5% 8/20/40	7,864,161	7,638,066
Puerto Rico Commonwealth Aqueduct & Swr. Auth.:
Series 2008 A, 6.125% 7/1/24	85,000	85,133
Series 2020 A:
5% 7/1/25 (g)	3,185,000	3,218,170
5% 7/1/30 (g)	2,810,000	2,949,371
5% 7/1/35 (g)	5,880,000	6,123,424
5% 7/1/47 (g)	17,090,000	17,240,602
Series 2021 A:
4% 7/1/42 (g)	1,705,000	1,572,402
5% 7/1/33 (g)	760,000	799,911
Series 2021 B:
4% 7/1/42 (g)	1,785,000	1,646,181
4% 7/1/47 (g)	4,885,000	4,336,834
5% 7/1/25 (g)	485,000	490,051
5% 7/1/29 (g)	1,560,000	1,626,628
5% 7/1/33 (g)	935,000	984,101
5% 7/1/37 (g)	8,335,000	8,661,724
Series 2021 C, 3.5% 7/1/26 (g)	425,000	403,724
Series 2022 A:
4% 7/1/42 (g)	9,285,000	8,562,906
4% 7/1/47 (g)	780,000	692,483
5% 7/1/25 (g)	760,000	767,915
5% 7/1/28 (g)	775,000	802,984
5% 7/1/29 (g)	540,000	563,063
5% 7/1/33 (g)	4,360,000	4,606,211
5% 7/1/37 (g)	9,555,000	9,973,630
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig.:
Series 2021 A1:
0% 7/1/24	344,875	343,652
0% 7/1/33	10,530,725	6,979,245
4% 7/1/33	10,485,896	10,461,902
4% 7/1/35	7,984,553	7,823,242
4% 7/1/37	11,010,057	10,649,839
4% 7/1/46	6,516,858	5,869,191
5.625% 7/1/27	5,072,148	5,299,462
5.625% 7/1/29	6,265,770	6,735,218
5.75% 7/1/31	5,593,928	6,224,775
Series 2022 A1:
4% 7/1/41	3,603,018	3,337,009
5.375% 7/1/25	6,472,021	6,526,630
Series 2022:
0% 11/1/43 (b)	23,139,530	14,346,509
0% 11/1/51 (b)	1,250,000	259,375
0% 11/1/51	935,552	403,457
0% 11/1/51	6,616,620	4,168,470
0% 11/1/51 (b)	2,986,798	1,541,934
Puerto Rico Elec. Pwr. Auth.:
Series 2003, 4.75% 7/1/33	155,000	150,215
Series 2004:
5% 7/1/24	530,000	530,053
5% 7/1/25	40,000	40,005
Series 2007:
5% 7/1/17	10,000	2,625
5% 7/1/24	30,000	7,875
5% 7/1/37	945,000	248,063
5.25% 7/1/25	55,000	54,700
5.25% 7/1/26	495,000	490,336
5.25% 7/1/29	625,000	615,688
5.25% 7/1/30	655,000	643,956
5.25% 7/1/34	95,000	93,465
Series 2010:
3.3% 7/1/19	5,000	1,313
3.625% 7/1/21	105,000	27,563
4.625% 7/1/25	5,000	1,313
5% 7/1/21	10,000	2,625
5% 7/1/21	855,000	224,438
5% 7/1/24	240,000	63,000
5% 7/1/28	150,000	39,375
5.25% 7/1/23	195,000	51,188
5.25% 7/1/40	3,385,000	888,563
Series 2012:
5% 7/1/29	1,155,000	303,188
5% 7/1/42	2,520,000	661,500
5.05% 7/1/42	470,000	123,375
Puerto Rico Elec. Pwr. Auth. Pwr. Rev.:
Series 2005 RR, 5% 7/1/28 (CIFG North America Insured)	20,000	19,912
Series 2005 SS, 4.375% 7/1/30	95,000	91,737
Series 2005, 5% 7/1/24	705,000	705,087
Series 2007 UU:
CME Term SOFR 3 Month Index + 0.520% 4.245% 7/1/29 (Assured Guaranty Muni. Corp. Insured) (b)(c)	460,000	437,495
4.25% 7/1/27 (CIFG North America Insured)	295,000	288,268
Series 2007:
5% (j)	155,000	40,688
5% (j)	415,000	108,938
5% 7/1/24	205,000	205,099
5% 7/1/24	595,000	156,188
5% 7/1/24 (Assured Guaranty Muni. Corp. Insured)	500,000	499,999
5% 7/1/25	195,000	51,188
5% 7/1/26	5,000	5,003
5% 7/1/26	240,000	63,000
5% 7/1/27	740,000	194,250
5% 7/1/32	1,045,000	274,313
5% 7/1/37	1,320,000	346,500
5% 12/31/49	360,000	94,500
Series 2008 WW:
5% 7/1/28	425,000	111,563
5.25% 7/1/25	170,000	44,625
5.25% 7/1/33	1,165,000	305,813
5.375% (j)	75,000	19,688
5.5% (j)	130,000	34,125
5.5% 7/1/38	1,250,000	328,125
Series 2010 AAA:
5.25% (j)	180,000	47,250
5.25% 7/1/25	15,000	3,938
5.25% 7/1/27	205,000	53,813
5.25% 7/1/29	705,000	185,063
5.25% 7/1/30	85,000	22,313
Series 2010 BBB, 5.4% 7/1/28	250,000	65,625
Series 2010 CCC:
5% (j)	115,000	30,188
5% 7/1/27	50,000	13,125
5.25% 7/1/26	280,000	73,500
5.25% 7/1/27	2,040,000	535,500
5.25% 7/1/28	545,000	143,063
Series 2010 DDD:
3.65% 7/1/24 (Assured Guaranty Muni. Corp. Insured)	405,000	404,521
5% (j)	90,000	23,625
5% (j)	850,000	223,125
5% (j)	1,375,000	360,938
Series 2010 EEE:
5.95% 7/1/30	950,000	249,375
6.05% 7/1/32	805,000	211,313
6.25% 7/1/40	250,000	65,625
Series 2010 XX:
4.75% 7/1/26	60,000	15,750
5.25% 7/1/27	55,000	14,438
5.25% 7/1/35	640,000	168,000
5.25% 7/1/40	1,745,000	458,063
5.75% 7/1/36	355,000	93,188
Series 2010 YY, 6.125% 7/1/40	1,600,000	420,000
Series 2010 ZZ:
3.7% (j)	35,000	9,188
4.75% 7/1/27	50,000	13,125
5% (j)	520,000	136,500
5% (j)	350,000	91,875
5% (j)	65,000	17,063
5% 7/1/28	50,000	13,125
5.25% (j)	475,000	124,688
5.25% 7/1/24	280,000	73,500
5.25% 7/1/26	1,310,000	343,875
5.25% 12/31/49	700,000	183,750
Series 2012 A:
5% 7/1/29	2,730,000	716,625
5% 7/1/42	1,710,000	448,875
5.05% 7/1/42	60,000	15,750
Series 2013 A:
6.75% 7/1/36	2,305,000	605,063
7% 7/1/43	250,000	65,625
Puerto Rico Indl. Tourist Edl., Med. and Envir. Fing. Auth. Series 2000 A, 5% 7/1/33 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	520,000	514,824
Puerto Rico Muni. Fin. Agcy. Series 2002 A, 5% 8/1/27 (Assured Guaranty Muni. Corp. Insured)	25,000	25,160
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.:
Series 2018 A1:
0% 7/1/24	13,000	12,961
0% 7/1/27	4,414,000	3,932,302
0% 7/1/29	1,710,000	1,411,778
0% 7/1/33	7,395,000	5,157,162
0% 7/1/46	32,504,000	10,353,213
0% 7/1/51	41,325,000	9,773,970
4.55% 7/1/40	2,828,000	2,845,055
4.75% 7/1/53	26,584,000	26,293,586
5% 7/1/58	22,885,000	22,809,722
Series 2019 A1, 4.5% 7/1/34	84,000	84,155
Series 2019 A2:
4.329% 7/1/40	17,605,000	17,489,557
4.329% 7/1/40	831,000	825,551
4.536% 7/1/53	448,000	428,196
4.784% 7/1/58	2,394,000	2,361,013
Univ. of Puerto Rico Series 2006 P, 5% 6/1/25	70,000	70,070
TOTAL PUERTO RICO		297,386,584
Rhode Island - 0.2%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	270,000	262,627
5% 9/1/36	2,760,000	2,632,401
Series 2016:
5% 5/15/34	385,000	388,704
5% 5/15/39	1,915,000	1,925,793
Series 2024, 5.25% 5/15/54	600,000	625,126
Rhode Island Health and Edl. Bldg. Corp. Higher Ed. Facility Rev.:
Series 2009 B, 5.25% 9/15/29	285,000	285,029
Series 2021 B:
4% 11/1/37	140,000	141,537
4% 11/1/38	145,000	146,616
4% 11/1/39	180,000	181,051
4% 11/1/40	190,000	190,265
Series 2024:
5% 6/1/40	1,000,000	1,081,266
5% 6/1/45	2,870,000	3,036,407
5% 6/1/48	3,295,000	3,445,701
Rhode Island Hsg. & Mtg. Fin. Corp.:
Series 2019 70, 4% 10/1/49	160,000	158,351
Series 2021 74, 3% 4/1/49	1,345,000	1,301,161
Series 2023 80A, 4.65% 10/1/53	2,000,000	1,952,980
Rhode Island Hsg. & Mtg. Fin. Corp. Rev. Series 72 A, 3.5% 10/1/50	280,000	273,481
Rhode Island Student Ln. Auth. Student Ln. Rev.:
Series 2020 A, 3.625% 12/1/37 (e)	990,000	910,748
Series 2021 A:
2.25% 12/1/39 (e)	395,000	324,636
5% 12/1/28 (e)	185,000	191,990
5% 12/1/29 (e)	145,000	151,458
5% 12/1/30 (e)	135,000	140,722
Series 2022 1, 4.125% 12/1/41 (e)	1,230,000	1,160,586
Series 2023 A:
4.125% 12/1/42 (e)	1,990,000	1,865,967
5% 12/1/30 (e)	2,355,000	2,454,814
Series 2024 A, 4.125% 12/1/43 (e)	1,960,000	1,832,525
Series A:
3.5% 12/1/34 (e)	420,000	387,231
5% 12/1/24 (e)	540,000	542,337
5% 12/1/28 (e)	1,200,000	1,244,840
Tobacco Settlement Fing. Corp. Series 2007 A, 0% 6/1/52	3,300,000	560,833
TOTAL RHODE ISLAND		29,797,183
South Carolina - 0.7%
Charleston County Arpt. District Series 2019:
5% 7/1/43	445,000	464,710
5% 7/1/48	790,000	816,301
Connector 2000 Assoc., Inc. Toll Road Rev. Series 2011 A1:
0% 1/1/32	1,668,837	1,001,008
0% 1/1/42	6,087,835	1,791,955
0% 7/22/51	14,645,923	1,945,008
Horry County S C Ltd. Oblig. Series 2022, 4.5% 9/1/52	3,500,000	3,481,983
Lexington County Health Svcs. District, Inc. Hosp. Rev. Series 2017, 5% 11/1/28	135,000	139,777
North Charleston Ltd. Oblig. Series 2017 A, 5% 10/1/40	825,000	838,638
Patriots Energy Group Fing. Agcy.:
Bonds:
Series 2023 A1, 5.25%, tender 8/1/31 (b)	1,005,000	1,062,550
Series 2023 B1, 5.25%, tender 3/1/31 (b)	4,725,000	5,054,022
Series 2023 B3, 0.000% x U.S. Secured Overnight Fin. Rate (SOFR) Index 5.464% 2/1/54 (b)(c)	1,500,000	1,528,411
Rock Hill Util. Sys. Rev. Series 2019 A, 4% 1/1/49	270,000	257,632
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/25	330,000	333,447
5% 12/1/28	690,000	696,371
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev.:
Series 2019 A, 4% 1/1/50	330,000	325,203
Series 2022 A:
5% 1/1/29	15,000	15,797
5% 7/1/29	30,000	31,792
5% 1/1/30	30,000	31,648
5% 7/1/30	30,000	31,718
5% 1/1/31	30,000	31,674
5% 7/1/31	30,000	31,793
Series 2022 B, 5% 1/1/52	3,055,000	3,117,632
Series 2023 B, 6% 1/1/54	710,000	766,664
South Carolina Jobs-Econ. Series 2024 A:
4% 11/1/42	2,000,000	1,930,123
4.5% 11/1/54	1,000,000	980,361
5.5% 11/1/45	1,750,000	1,938,691
5.5% 11/1/49	750,000	821,619
5.5% 11/1/54	810,000	879,516
South Carolina Jobs-Econ. D Bonds (Int'l. Paper Co. Proj.) Series 2023 A, 4%, tender 4/1/26 (b)(e)	750,000	752,330
South Carolina Jobs-Econ. Dev. Auth.:
(Green Charter Schools Proj.) Series 2021 A, 4% 6/1/36 (g)	100,000	84,986
Series 2016, 5.25% 7/1/47	1,795,000	1,812,941
Series 2017:
5% 4/1/47	555,000	475,997
5% 4/1/52	255,000	212,304
Series 2018 A:
5% 5/1/35	640,000	661,079
5% 5/1/36	1,475,000	1,522,809
5% 4/1/48	210,000	179,083
5% 5/1/48	1,425,000	1,428,651
Series 2019 C:
5% 7/1/32	240,000	251,392
5% 7/1/33	965,000	1,008,997
Series 2023, 5.25% 2/1/53	750,000	797,605
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev.:
Series 2017, 5.25% 11/15/47	350,000	331,484
Series 2022 A, 4% 4/1/52	200,000	187,051
South Carolina Jobs-Econ. Dev. Auth. Hosp. Impt. Rev. Series 2020 A, 4% 12/1/44	1,310,000	1,244,592
South Carolina Jobs-Econ. Dev. Auth. Solid Waste Disp. Rev.:
(Repower South Berkeley, LLC Proj.) Series 2017:
6% 2/1/35 (e)(f)(g)	890,000	89,000
6.25% 2/1/45 (e)(f)(g)	1,795,000	179,500
Series 2019, 8% 12/6/29 (f)	280,000	224,000
South Carolina Jobs-Economoc Dev. Auth. Retirement Cmnty. Rev. Series 2018 C, 5% 11/15/47	570,000	574,504
South Carolina Ports Auth. Ports Rev.:
Series 2015:
5.25% 7/1/50 (Pre-Refunded to 7/1/25 @ 100) (e)	655,000	664,763
5.25% 7/1/55 (Pre-Refunded to 7/1/25 @ 100) (e)	135,000	137,012
Series 2018:
5% 7/1/37 (e)	180,000	185,002
5% 7/1/38 (e)	385,000	394,486
5% 7/1/43 (e)	965,000	977,740
5% 7/1/48 (e)	665,000	669,438
Series 2019 B:
4% 7/1/35 (e)	725,000	718,290
4% 7/1/37 (e)	1,125,000	1,100,333
4% 7/1/39 (e)	1,115,000	1,048,202
5% 7/1/44 (e)	1,705,000	1,729,277
South Carolina Pub. Svc. Auth. Rev.:
Series 2014 A, 5% 12/1/49	500,000	497,142
Series 2014 C, 5% 12/1/26	5,000	5,000
Series 2015 E, 5.25% 12/1/55	745,000	745,791
Series 2016 A:
5% 12/1/29	365,000	371,244
5% 12/1/32	1,500,000	1,530,649
5% 12/1/33	15,000	15,162
5% 12/1/38	35,000	35,225
Series 2016 B:
5% 12/1/31	135,000	137,715
5% 12/1/35	205,000	207,639
5% 12/1/36	305,000	308,530
Series 2016 C:
5% 12/1/24	30,000	30,129
5% 12/1/25	35,000	35,557
5% 12/1/26	55,000	56,356
Series 2020 A, 5% 12/1/31	600,000	645,639
Series 2021 A, 4% 12/1/36	2,000,000	1,989,472
Series 2021 B:
4% 12/1/47	1,000,000	918,159
5% 12/1/51	1,475,000	1,509,951
Series 2022 A, 5% 12/1/36	2,250,000	2,433,984
Series 2022 B:
4% 12/1/29	741,000	752,038
4% 12/1/46	250,000	231,443
4% 12/1/48	250,000	227,879
4% 12/1/54	250,000	221,017
4% 12/1/55 (Build America Mutual Assurance Insured)	250,000	220,714
Series 2022 E:
5% 12/1/52 (Assured Guaranty Muni. Corp. Insured)	2,800,000	2,873,992
5.5% 12/1/42 (Assured Guaranty Muni. Corp. Insured)	1,250,000	1,367,786
South Carolina Student Ln. Corp. Series 2020 A:
2.641% 12/1/26	1,705,000	1,586,280
2.771% 12/1/27	790,000	720,012
2.923% 12/1/28	585,000	523,784
2.993% 12/1/29	380,000	332,789
3.043% 12/1/30	120,000	102,632
3.593% 12/1/39	340,000	333,163
South Carolina Trans. Infrastructure Bank Rev. Series 2017 A:
5% 10/1/35 (Assured Guaranty Muni. Corp. Insured)	800,000	833,724
5% 10/1/36	2,050,000	2,129,932
5% 10/1/40	1,000,000	1,030,119
Spartanburg County Reg'l. Health:
Series 2017 A:
4% 4/15/43	2,835,000	2,657,092
4% 4/15/48	1,975,000	1,789,481
5% 4/15/48	7,110,000	7,203,144
Series 2020 A, 4% 4/15/45 (Assured Guaranty Muni. Corp. Insured)	230,000	215,171
TOTAL SOUTH CAROLINA		86,814,428
South Dakota - 0.1%
Sioux Falls Health Facilities Rev. (Dow Rummel Village Proj.) Series 2017:
5% 11/1/28	200,000	198,665
5% 11/1/30	215,000	211,866
5% 11/1/32	195,000	190,159
5% 11/1/42	280,000	246,477
South Dakota Edl. Enhancement Fdg. Corp. Rev. Series 2021:
0.961% 6/1/24	425,000	424,944
1.245% 6/1/25	745,000	713,565
1.495% 6/1/26	530,000	490,842
South Dakota Health & Edl. Facilities Auth. Rev.:
(Avera Health Proj.) Series 2017, 5% 7/1/31	80,000	83,413
Series 2017:
5% 7/1/26	35,000	35,825
5% 7/1/28	35,000	36,483
5% 7/1/29	70,000	73,113
5% 7/1/30	45,000	46,971
5% 7/1/35	40,000	41,444
5% 9/1/40	670,000	683,485
Series 2020 A, 3% 9/1/45	1,465,000	1,092,539
Series 2024 A:
4.25% 7/1/49	4,400,000	4,187,241
5.25% 7/1/54	4,250,000	4,587,833
South Dakota Hsg. Dev. Auth. Series 2022 B, 3% 11/1/52	935,000	893,195
TOTAL SOUTH DAKOTA		14,238,060
Tennessee - 1.0%
Chattanooga Health Ed. & Hsg. Facility Board Rev.:
(CDFI Phase I, LLC - Univ. of Tennessee at Chattanooga Proj.) Series 2015, 5% 10/1/35	535,000	538,229
Series 2019 A1:
4% 8/1/44	1,680,000	1,574,659
5% 8/1/25	40,000	40,567
Series 2019 A2:
5% 8/1/37	50,000	52,482
5% 8/1/44	710,000	725,487
Chattanooga-Hamilton County Hosp. Auth. Rev. Series 2014 A, 5% 10/1/44	300,000	290,142
Clarksville Wtr. Swr. and Gas Rev. Series 2021 A, 4% 2/1/51	4,000,000	3,771,678
Greeneville Health & Edl. Facilities Board Series 2018 A, 5% 7/1/36	960,000	989,364
Jackson Hosp. Rev. Series 2018 A:
5% 4/1/27	40,000	40,649
5% 4/1/28	25,000	25,407
5% 4/1/41	1,375,000	1,401,583
5% 4/1/41 (Pre-Refunded to 10/1/28 @ 100)	65,000	68,741
Knox County Health Edl. & Hsg. Facilities Series 2016 A, 5% 1/1/42	1,495,000	1,509,454
Knox County Health Edl. & Hsg. Facilities Board Rev.:
Series 2017:
5% 4/1/30	165,000	167,215
5% 4/1/36	595,000	599,311
Series 2020 A:
5% 9/1/30	1,230,000	1,261,329
5% 9/1/40	3,525,000	3,437,232
Knox County Health Edl. & Hsg. Facility Board Student Hsg. Rev. (Provident Group - UTK Properties LLC - Univ. of Tennessee Proj.):
Series 2024 A1, 5% 7/1/64	895,000	910,977
Series 2024 B1:
5% 7/1/49 (Build America Mutual Assurance Insured) (d)	450,000	464,538
5.125% 7/1/54 (Build America Mutual Assurance Insured) (d)	1,200,000	1,247,536
5.125% 7/1/59 (Build America Mutual Assurance Insured) (d)	1,540,000	1,589,481
5.25% 7/1/64 (Build America Mutual Assurance Insured) (d)	500,000	518,020
Memphis-Shelby County Arpt. Auth. Arpt. Rev.:
Series 2018, 5% 7/1/37 (e)	565,000	580,149
Series 2021 A:
5% 7/1/34 (e)	785,000	834,170
5% 7/1/35 (e)	825,000	876,412
5% 7/1/36 (e)	870,000	921,997
5% 7/1/37 (e)	910,000	960,099
5% 7/1/38 (e)	960,000	1,007,812
5% 7/1/39 (e)	1,005,000	1,051,255
5% 7/1/40 (e)	415,000	432,032
Metropolitan Govt. Nashville (Ben Allen Ridge Apts. Proj.) Series 2022 A, 4.75% 2/1/48	2,287,883	2,222,898
Metropolitan Govt. Nashville & Davidson County Elec. Rev. Series 2024 A:
5% 5/15/42	2,240,000	2,476,005
5% 5/15/43	1,340,000	1,474,735
5.25% 5/15/49	5,900,000	6,479,093
Metropolitan Govt. Nashville & Davidson County Sports Auth. Rev.:
Series 2023 A:
5.25% 7/1/53 (Assured Guaranty Muni. Corp. Insured)	3,050,000	3,250,221
5.25% 7/1/56 (Assured Guaranty Muni. Corp. Insured)	3,250,000	3,459,023
Series 2023 B:
5.25% 7/1/53 (Assured Guaranty Muni. Corp. Insured)	1,205,000	1,280,231
5.25% 7/1/56 (Assured Guaranty Muni. Corp. Insured)	1,395,000	1,480,242
Metropolitan Govt. Nashville & Davidson County Wtr. & Swr. Sys. Rev.:
Series 2017 A, 5% 7/1/42	480,000	495,540
Series 2017 B:
5% 7/1/42	600,000	619,425
5% 7/1/46	950,000	974,695
Metropolitan Govt. of Nashville & Davidson County:
Series 2021 B, 4% 10/1/51	250,000	204,034
Series 2021, 4% 5/1/51	600,000	564,407
Series 2023:
5% 5/1/35	1,000,000	1,091,592
5% 5/1/36	1,055,000	1,149,534
5% 5/1/41	1,000,000	1,061,687
5% 5/1/42	1,315,000	1,391,352
5.25% 5/1/53	2,000,000	2,108,533
Metropolitan Nashville Arpt. Auth. Rev.:
Series 2015 B, 4% 7/1/25 (e)	310,000	309,593
Series 2019 A, 4% 7/1/49	1,285,000	1,190,772
Series 2019 B:
4% 7/1/49 (e)	2,500,000	2,247,110
5% 7/1/27 (e)	435,000	448,090
5% 7/1/28 (e)	675,000	702,614
5% 7/1/35 (e)	360,000	380,227
5% 7/1/38 (e)	2,325,000	2,430,216
5% 7/1/44 (e)	3,310,000	3,394,020
5% 7/1/54 (e)	4,300,000	4,379,857
Series 2022 B:
5.5% 7/1/41 (e)	625,000	682,651
5.5% 7/1/52 (e)	4,695,000	5,003,207
Nashville and Davidson County Metropolitan Govt. Health & Edl. Facilities Board Rev.:
(Lipscomb Univ. Proj.) Series 2019 A:
4% 10/1/49	1,000,000	843,786
5.25% 10/1/58	1,865,000	1,875,123
Series 2016 A:
5% 7/1/35	830,000	843,491
5% 7/1/40	460,000	463,797
New Memphis Arena Bldg. Auth. (City of Memphis Proj.) Series 2021:
0% 4/1/32	120,000	85,261
0% 4/1/33	170,000	115,110
0% 4/1/37	150,000	83,073
0% 4/1/38	125,000	65,194
Rutherford County Gen. Oblig. Series 2020, 1.875% 4/1/39	750,000	511,869
Shelby County Health Edl. & Hsg. Facilities Board Rev. (Methodist Le Bonheur Health Proj.) Series 2017 A:
5% 5/1/27	70,000	72,128
5% 5/1/29	70,000	72,086
5% 5/1/30	135,000	138,950
5% 5/1/31	70,000	71,997
Shelby County Health Edl. & Hsg. Facility Board Residential Care Facilitiy Mtg. Rev. Series 2014:
5% 12/1/34	70,000	67,022
5.25% 12/1/44	165,000	150,696
5.25% 12/1/49	470,000	413,710
Tennergy Corp. Gas Rev. Bonds:
Series 2019 A, 5%, tender 10/1/24 (b)	130,000	130,355
Series 2022 A, 5.5%, tender 12/1/30 (b)	5,150,000	5,446,189
Tennessee Energy Acquisition Corp.:
Bonds:
Series 2018, 4%, tender 11/1/25 (b)	8,265,000	8,258,422
Series 2021 A, 5%, tender 11/1/31 (b)	525,000	550,241
Series 2023 A1, 5%, tender 5/1/28 (b)	5,000,000	5,165,153
Series 2006 A:
5.25% 9/1/24	1,995,000	1,999,180
5.25% 9/1/26	2,270,000	2,315,227
Tennessee Gen. Oblig. Series 2023 A:
5% 5/1/36	2,760,000	3,140,762
5% 5/1/40	1,995,000	2,219,682
5% 5/1/42	1,245,000	1,375,104
Tennessee Hsg. Dev. Agcy. Series 2015 A, 3.5% 7/1/45	455,000	449,795
Tennessee Hsg. Dev. Agcy. Residential:
Series 2014 2C, 4% 1/1/45	30,000	29,914
Series 2018 1, 4% 1/1/43	210,000	207,977
Series 2018 3, 4.25% 7/1/49	255,000	253,181
Series 2019 1, 3.75% 7/1/39	180,000	163,558
Series 2019 3:
2.6% 7/1/39	190,000	150,778
2.8% 7/1/44	230,000	172,518
Series 2019 4, 2.9% 7/1/39	440,000	354,918
Series 2021 1, 3% 7/1/51	1,825,000	1,761,245
Series 2021 3A, 3% 1/1/52	745,000	711,690
Series 2022 1:
5% 7/1/28	425,000	443,811
5% 1/1/29	230,000	242,220
5% 7/1/29	400,000	423,887
5% 1/1/30	465,000	489,359
5% 7/1/30	470,000	500,833
5% 1/1/31	220,000	234,898
5% 7/1/31	500,000	536,253
TOTAL TENNESSEE		124,440,054
Texas - 4.8%
Aldine Independent School District:
Series 2017 A, 5% 2/15/28	1,500,000	1,556,934
Series 2024, 4% 2/15/54	1,500,000	1,398,372
Anna Independent School District Series 2023, 4.125% 2/15/53	205,000	195,718
Arlington Higher Ed. Fin. Corp.:
Bonds Series 2021, 4.5%, tender 6/15/26 (b)(g)	200,000	199,850
Series 2017 A, 5% 12/1/47	565,000	572,794
Series 2022:
4.25% 8/15/47	1,730,000	1,700,974
5% 8/15/47	785,000	827,721
5% 8/15/57	1,190,000	1,241,469
Series 2023, 5% 8/15/48	2,700,000	2,843,448
Series 2024 A, 5% 8/15/49 (d)	1,000,000	968,530
Arlington Spl. Tax Rev. Series 2018 A:
5% 2/15/43 (Assured Guaranty Muni. Corp. Insured)	3,170,000	3,253,860
5% 2/15/48 (Assured Guaranty Muni. Corp. Insured)	1,760,000	1,794,895
Austin Arpt. Sys. Rev.:
Series 2014:
5% 11/15/26 (e)	1,625,000	1,626,619
5% 11/15/27 (e)	150,000	150,194
5% 11/15/28 (e)	185,000	185,283
5% 11/15/39 (e)	2,685,000	2,686,394
5% 11/15/44 (e)	2,050,000	2,052,812
Series 2017 B:
5% 11/15/28 (e)	120,000	122,234
5% 11/15/30 (e)	185,000	188,731
5% 11/15/32 (e)	150,000	153,035
5% 11/15/35 (e)	150,000	152,747
5% 11/15/36 (e)	255,000	259,349
5% 11/15/37 (e)	175,000	177,663
5% 11/15/41 (e)	1,395,000	1,408,267
Series 2019 B:
5% 11/15/32 (e)	1,700,000	1,784,833
5% 11/15/36 (e)	1,150,000	1,203,013
5% 11/15/44 (e)	845,000	864,501
Series 2022:
5% 11/15/39 (e)	1,260,000	1,331,981
5% 11/15/52 (e)	825,000	847,270
5.25% 11/15/47 (e)	1,815,000	1,918,960
Austin Convention Enterprises, Inc.:
Series 2017 A:
5% 1/1/28	125,000	125,171
5% 1/1/29	150,000	150,364
5% 1/1/30	390,000	391,242
5% 1/1/31	630,000	632,136
5% 1/1/32	470,000	471,404
5% 1/1/33	440,000	441,399
5% 1/1/34	885,000	887,552
Series 2017 B:
5% 1/1/26	410,000	405,861
5% 1/1/28	135,000	132,653
5% 1/1/29	160,000	156,812
5% 1/1/30	95,000	92,895
5% 1/1/32	315,000	305,833
5% 1/1/34	490,000	472,704
Austin Gen. Oblig. Series 2022, 5% 9/1/25	5,635,000	5,740,962
Austin Wtr. & Wastewtr. Sys. Rev.:
Series 2012, 5% 11/15/27	125,000	125,358
Series 2015 A, 3.35% 5/15/29	750,000	712,590
Bastrop Independent School District Series 2023, 5% 2/15/53	250,000	264,171
Belton Independent School District Series 2022, 4% 2/15/52	605,000	568,398
Bexar County Health Facilities Dev. Corp. Rev. Series 2016, 4% 7/15/36	360,000	305,543
Bexar County Hosp. District:
Series 2018, 4% 2/15/37	750,000	748,703
Series 2023:
5% 2/15/41	1,400,000	1,497,437
5% 2/15/42	1,000,000	1,066,487
5% 2/15/48	1,000,000	1,054,456
Board of Managers, Joint Guadalupe County, City of Seguin Hosp. Series 2015:
5% 12/1/28	195,000	188,937
5% 12/1/29	500,000	481,678
5% 12/1/30	240,000	229,560
5% 12/1/40	965,000	878,131
5% 12/1/45	935,000	820,483
5.25% 12/1/35	290,000	283,478
Brazos County Gen. Oblig. Series 2020, 2.125% 9/1/40	1,100,000	744,675
Brazos Higher Ed. Auth.:
Series 2020 1A, 2.35% 4/1/40 (e)	10,000	9,904
Series 2020 1B, 3% 4/1/40 (e)	190,000	147,547
Series 2021 1A, 5.125% 4/1/43 (e)	3,505,000	3,575,716
Series 2021 A, 3.414% 4/1/40	15,000	14,789
Brock Independent School District Series 2023, 4% 8/15/48	2,025,000	1,911,513
Bryan Tex For Previous Issuess Series 2020, 2.125% 8/15/34	525,000	409,331
Calhoun County Navigation Indl. Dev. Auth. (Max Midstream Texas, LLC Proj.):
Series 2021 A, 3.625% 7/1/26 (e)(g)	650,000	611,545
Series 2021 B, 6.5% 7/1/26 (g)	550,000	523,204
Cedar Park Series 2020, 1.125% 2/15/32	1,570,000	1,190,342
Cedar Port Nav & Impt. District Tex Series 2023:
4.5% 9/1/48	1,245,000	1,239,757
4.5% 9/1/52	505,000	497,153
Celina Tex Series 2021, 1.75% 9/1/35	3,340,000	2,449,897
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/28	325,000	329,136
5% 1/1/31 (Pre-Refunded to 7/1/25 @ 100)	55,000	55,851
5% 1/1/40 (Pre-Refunded to 7/1/25 @ 100)	1,670,000	1,695,833
5% 1/1/45 (Pre-Refunded to 7/1/25 @ 100)	1,085,000	1,101,784
Series 2016, 4% 1/1/41	250,000	236,088
Series 2020 A, 5% 1/1/49	220,000	226,616
Series 2020 B:
4% 1/1/34	20,000	20,231
4% 1/1/35	15,000	15,172
4% 1/1/36	15,000	15,132
4% 1/1/37	20,000	20,087
4% 1/1/38	30,000	29,962
4% 1/1/39	40,000	39,503
4% 1/1/40	15,000	14,684
5% 1/1/27	15,000	15,421
5% 1/1/28	15,000	15,606
5% 1/1/29	55,000	57,920
5% 1/1/30	25,000	26,643
5% 1/1/31	15,000	16,000
5% 1/1/32	15,000	16,003
5% 1/1/33	20,000	21,335
5% 1/1/45	100,000	103,682
Series 2020 F, 5% 1/1/25	1,000,000	1,000,337
Series 2020 G, 4% 1/1/45	1,070,000	981,036
Series 2021 B:
4% 1/1/40	105,000	102,790
4% 1/1/41	80,000	77,831
4% 1/1/51	1,330,000	1,227,884
5% 1/1/30	65,000	69,271
5% 1/1/32	80,000	86,197
5% 1/1/39	105,000	111,429
5% 1/1/46	3,340,000	3,475,489
Series 2021 C, 5% 1/1/27	2,780,000	2,833,382
City of Denton Series 2020, 2% 2/15/37	2,215,000	1,640,188
Clifton Higher Ed. Fin. Corp. Ed. Rev.:
Series 2013, 6% 8/15/43 (Pre-Refunded to 8/13/24 @ 100)	250,000	250,937
Series 2018 D, 6.125% 8/15/48	4,450,000	4,516,088
Series 2021 T, 4% 8/15/47	250,000	220,101
Series 2022, 4.25% 8/15/52	750,000	720,758
Series 2024 A:
4.125% 8/15/49	200,000	190,088
4.25% 8/15/53	2,200,000	2,110,017
Series 2024, 4% 8/15/44	1,000,000	949,608
College of the Mainland Series 2020, 4% 8/15/44	475,000	459,311
Collin County Cmnty. College District Series 2018, 3.5% 8/15/37	750,000	686,426
Comal Independent School District Series 2022, 3% 2/1/40	2,500,000	2,079,337
Conroe Independent School District:
Series 2022, 3% 2/15/41	5,000,000	4,081,045
Series 2024, 5% 2/15/49	2,000,000	2,144,248
Conroe Local Govt. Corp. Hotel Rev. Series 2021 C, 4% 10/1/46	70,000	63,791
Conroe Local Govt. Hotel Rev.:
Series 2021 A:
2.5% 10/1/31	115,000	87,031
4% 10/1/50	540,000	362,716
Series 2021 B:
3.5% 10/1/31 (g)	45,000	35,836
5% 10/1/50 (g)	390,000	293,359
Corpus Christi Util. Sys. Rev. Series 2024:
5% 7/15/33 (d)	1,255,000	1,402,962
5% 7/15/35 (d)	1,800,000	2,030,305
5% 7/15/49 (d)	1,375,000	1,458,650
Crowley Independent School Dis Series 2023, 5.25% 2/1/53	3,505,000	3,811,275
Cypress-Fairbanks Independent School District Series 2023, 4% 2/15/48	545,000	518,705
Dallas Area Rapid Transit Sales Tax Rev. Series 2020 A, 5% 12/1/45	80,000	84,016
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2020 A, 4% 11/1/34	3,550,000	3,596,805
Series 2020 B:
4% 11/1/34	280,000	283,692
4% 11/1/35	250,000	253,058
Dallas Gen. Oblig. Series 2024 B, 5% 2/15/26	3,000,000	3,077,706
Dallas Hotel Occupancy Tax Series 2021:
4% 8/15/29	435,000	430,714
4% 8/15/31	245,000	241,208
4% 8/15/32	200,000	196,106
4% 8/15/33	200,000	193,217
4% 8/15/36	625,000	586,519
4% 8/15/38	500,000	462,958
Dallas Independent School District:
Series 2016 A, 3% 2/15/28	1,000,000	962,560
Series 2024, 4% 2/15/54	2,500,000	2,342,417
Dallas Tex Spl. Tax Rev. Bonds Series 2023, 6.25%, tender 8/15/28 (b)(g)	1,580,000	1,589,875
Dallas Wtrwks. & Swr. Sys. Rev. Series 2017, 5% 10/1/46	3,375,000	3,458,142
Danbury Higher Ed. Auth., Inc. Series 2019 A, 4% 8/15/49	115,000	93,164
Denton Independent School District:
Bonds:
Series 2014 B:
2%, tender 8/1/24 (b)	5,000	4,984
2%, tender 8/1/24 (b)	5,000	4,984
Series 2019:
2%, tender 8/1/24 (b)	5,000	4,983
2%, tender 8/1/24 (b)	25,000	24,911
Series 2016, 3% 8/15/28	1,000,000	947,662
Series 2020, 1.8% 8/15/37	1,250,000	888,671
Series 2023:
5% 8/15/48	4,000,000	4,281,587
5% 8/15/53	2,500,000	2,649,327
East Montgomery County Muni. Util. District No. 3 Series 2022, 4.375% 8/15/45	1,325,000	1,284,157
Ector County Hosp. District Series 2020:
5% 9/15/25	90,000	90,164
5% 9/15/26	135,000	135,657
5% 9/15/27	210,000	211,919
5% 9/15/28	225,000	228,057
5% 9/15/29	145,000	147,590
5% 9/15/30	170,000	173,753
5% 9/15/31	230,000	234,417
Ector County Tex Independent School District Series 2024 A, 5% 8/15/27 (d)	1,000,000	1,046,601
El Paso Gen. Oblig. Series 2016, 4% 8/15/42	3,700,000	3,565,895
El Paso Independent School District Series 2020:
5% 8/15/25	530,000	539,222
5% 8/15/26	920,000	950,406
El Paso Wtr. & Swr. Rev. Series 2023, 5.25% 3/1/49	2,000,000	2,151,223
Elgin Combination Tax and Rev. Series 2021:
4% 7/15/32 (Assured Guaranty Muni. Corp. Insured)	45,000	45,469
4% 7/15/33 (Assured Guaranty Muni. Corp. Insured)	50,000	50,424
4% 7/15/34 (Assured Guaranty Muni. Corp. Insured)	85,000	85,398
4% 7/15/35 (Assured Guaranty Muni. Corp. Insured)	110,000	110,259
4% 7/15/36 (Assured Guaranty Muni. Corp. Insured)	70,000	69,663
4% 7/15/38 (Assured Guaranty Muni. Corp. Insured)	120,000	117,100
Forney Independent School District Series 2019, 5% 2/15/49	395,000	401,518
Fort Bend County Indl. Dev. Corp. (NRG Energy, Inc. Proj.) Series 2012 B, 4.75% 11/1/42	705,000	693,429
Fort Bend Independent School District:
Bonds Series 2021 B, 0.72%, tender 8/1/26 (b)	1,240,000	1,136,370
Series 2024 A, 4% 8/15/49 (d)	1,700,000	1,606,075
Series 2024 B, 4%, tender 8/1/27 (b)(d)	2,500,000	2,519,800
Fort Worth Gen. Oblig. Series 2021:
2% 3/1/38	1,475,000	1,043,594
2% 3/1/41	1,000,000	640,623
Fort Worth Wtr. & Swr. Rev. Series 2020 A, 2% 2/15/32	2,000,000	1,638,546
Fredericksburg Independent School District Series 2022, 4% 2/15/52	1,080,000	1,013,012
Galveston Wharves &Term. Series 2023, 5.25% 8/1/38 (e)	270,000	286,048
Galveston County Tex Muni. Util. Di Series 2022, 4.5% 6/1/44 (Assured Guaranty Muni. Corp. Insured)	1,550,000	1,551,999
Garland Elec. Util. Sys. Rev.:
Series 2021 A:
4% 3/1/46	100,000	92,649
4% 3/1/51	125,000	113,186
Series 2023, 4.25% 3/1/48 (Assured Guaranty Muni. Corp. Insured)	1,655,000	1,614,831
Georgetown Util. Sys. Rev. Series 2022, 5.25% 8/15/52 (Assured Guaranty Muni. Corp. Insured)	1,800,000	1,906,768
Grand Parkway Trans. Corp.:
Series 2013 A, 5.85% 10/1/47	1,480,000	1,588,633
Series 2013, 5.45% 10/1/34	1,205,000	1,300,706
Series 2018 A:
5% 10/1/36	280,000	294,020
5% 10/1/37	560,000	586,316
5% 10/1/38	390,000	407,160
5% 10/1/43	305,000	314,353
Series 2020 C, 4% 10/1/49	160,000	146,842
Series 2020, 4% 10/1/49	4,630,000	4,306,724
Greater Texoma Util. Auth. Tex C (City of Sherman Proj.) Series 2023 A, 4.375% 10/1/53 (Build America Mutual Assurance Insured)	1,000,000	963,681
Greenville Tex Wtrwks. & Swr. Sy Series 2024, 5% 2/15/42 (Assured Guaranty Muni. Corp. Insured)	1,210,000	1,286,029
Gulf Coast Indl. Dev. Auth. Solid Waste Disp. Rev.:
(Citgo Petroleum Corp. Proj.) Series 1995, 4.875% 5/1/25 (e)	2,570,000	2,569,831
Series 1998, 8% 4/1/28 (e)	1,205,000	1,206,146
Harlandale Independent School District Bonds Series 2021, 2%, tender 8/15/24 (b)	850,000	846,326
Harlingen Econ. Dev. Corp. Series 2019 A, 4% 2/15/30	245,000	247,681
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
(Brazos Presbyterian Homes, Inc. Proj.) Series 2013 A:
5% 1/1/38	70,000	64,722
5% 1/1/43	70,000	62,508
(Texas Childrens Hosp., Proj.) Series 2015-1 5% 10/1/29	160,000	162,260
Series 2013 B, 6.375% 1/1/33	45,000	45,048
Series 2016 A, 5% 7/1/39	5,000,000	5,023,353
Series 2021 A:
3% 10/1/51	500,000	369,289
4% 10/1/42	2,410,000	2,314,597
Series 2022 A, 4.125% 7/1/52	2,125,000	1,939,401
Harris County Cultural Ed. Facilities Fin. Corp. Thermal Util. Rev. (Teco Proj.) Series 2017:
5% 11/15/31	195,000	203,777
5% 11/15/33	1,940,000	2,026,741
Harris County Flood Cont. District Series 2021 A:
5% 10/1/28	1,200,000	1,279,933
5% 10/1/29	1,200,000	1,298,048
Harris County Gen. Oblig.:
Series 2002:
0% 8/15/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	365,000	348,747
0% 8/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	605,000	516,315
Series 2015 A, 5% 10/1/31	555,000	564,776
Harris County Health Facilities Dev. Corp. Rev. Series 1997 B, 5.75% 7/1/27 (Escrowed to Maturity)	405,000	415,851
Harris County Toll Road Rev.:
(Harris County Toll Road Auth. Proj.) Series 2018 A, 5% 8/15/33	110,000	115,806
Series 2018 A, 5% 8/15/43	1,445,000	1,495,780
Series 2024 A, 4% 8/15/49 (d)	5,000,000	4,718,280
Harris County-Houston Sports Auth. Rev.:
Series 2001 A, 0% 11/15/38 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,200,000	555,812
Series 2001 G, 0% 11/15/41	1,000,000	374,447
Series 2014 A, 0% 11/15/41 (Assured Guaranty Muni. Corp. Insured)	190,000	81,513
Series 2014 C:
5% 11/15/32	45,000	45,072
5% 11/15/33	115,000	115,183
Series 2014, 0% 11/15/46 (Assured Guaranty Muni. Corp. Insured)	880,000	283,160
Hays Consolidated Independent School District Series 2022, 4% 2/15/47	1,500,000	1,397,531
Hidalgo County Reginal Mobility Auth. Series 2022 A:
4% 12/1/38	1,000,000	972,095
4% 12/1/39	500,000	480,618
4% 12/1/40	85,000	80,740
4% 12/1/41	195,000	184,003
Houston Arpt. Sys. Rev.:
(United Airlines, Inc. Technical Operations Ctr. Proj.) Series 2018, 5% 7/15/28 (e)	1,785,000	1,818,389
(United Airlines, Inc. Term. E Proj.):
Series 2020 A, 5% 7/1/27 (e)	140,000	141,871
Series 2021 A, 4% 7/1/41 (e)	1,495,000	1,402,280
(United Airlines, Inc. Term. Impt. Projs.):
Series 2015 B1:
5% 7/15/30 (e)	1,580,000	1,584,882
5% 7/15/35 (e)	2,085,000	2,090,109
Series 2020 B2, 5% 7/15/27 (e)	190,000	192,566
Series 2021 B1, 4% 7/15/41 (e)	2,310,000	2,166,355
(United Airlines, Inc., Term. E Proj.) Series 2014, 4.75% 7/1/24 (e)	310,000	310,156
Series 2018 A:
5% 7/1/36 (e)	325,000	335,984
5% 7/1/37 (e)	630,000	649,508
5% 7/1/41 (e)	3,080,000	3,143,109
Series 2018 C:
5% 7/1/29 (e)	245,000	253,601
5% 7/1/30 (e)	260,000	269,394
5% 7/1/31 (e)	1,070,000	1,109,081
5% 7/1/32 (e)	1,315,000	1,361,903
Series 2018 D:
5% 7/1/29	105,000	111,318
5% 7/1/30	140,000	148,407
5% 7/1/31	125,000	132,215
5% 7/1/32	110,000	115,910
5% 7/1/39	535,000	555,339
Series 2021 A:
4% 7/1/37 (e)	420,000	408,897
4% 7/1/39 (e)	1,000,000	964,795
4% 7/1/41 (e)	480,000	455,215
Series 2023 A:
5.25% 7/1/43 (Assured Guaranty Muni. Corp. Insured) (e)	3,050,000	3,271,432
5.25% 7/1/53 (Assured Guaranty Muni. Corp. Insured) (e)	1,770,000	1,852,053
Houston City of Higher Ed. Fin. Corp. (Houston Baptist Univ. Proj.) Series 2021:
3.375% 10/1/37	50,000	40,794
4% 10/1/51	170,000	130,243
Houston Convention and Entertainment Facilities Dept. Hotel Occupancy Tax and Spl. Rev.:
Series 2014, 5% 9/1/31	250,000	250,607
Series 2019, 5% 9/1/33	50,000	52,611
Houston Gen. Oblig. Series 2017 A:
5% 3/1/28	905,000	936,503
5% 3/1/31	645,000	667,996
5% 3/1/32	240,000	248,502
Houston Higher Ed. Fin. Corp. Higher Ed. Rev. Series 2024, 5% 5/15/34	7,215,000	8,232,397
Houston Util. Sys. Rev.:
Series 2014 D, 5% 11/15/44	725,000	726,544
Series 2015 A, 5% 11/15/36	2,500,000	2,537,607
Series 2020 C:
4% 11/15/43	2,470,000	2,378,867
4% 11/15/49	2,470,000	2,279,512
5% 11/15/45	2,470,000	2,605,350
Series 2021 A:
5% 11/15/26	25,000	25,853
5% 11/15/28	100,000	106,501
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/28	55,000	55,878
5% 10/15/30	230,000	233,645
5% 10/15/32	120,000	121,726
5% 10/15/33	60,000	60,831
5% 10/15/34	95,000	96,254
5% 10/15/35	95,000	96,226
5% 10/15/36	80,000	80,866
5% 10/15/37	140,000	141,134
5% 10/15/38	195,000	196,088
5% 10/15/44	565,000	565,251
Irving Hotel Occupancy Tax Rev. Series 2019:
5% 8/15/38	50,000	50,129
5% 8/15/43	90,000	87,921
Kaufman County Tex Fresh Wtr. Sup Series 2022, 4.5% 9/1/45	1,575,000	1,558,985
Lakes Fresh Wtr. Supply District De Series 2023, 4% 9/1/48	1,350,000	1,233,512
Lamar Consolidated Independent School District Series 2023:
4% 2/15/48	2,095,000	1,990,991
4% 2/15/53	1,465,000	1,361,626
5.5% 2/15/58	10,000,000	10,977,857
Lewisville Independent School District Series 2024, 5% 8/15/26	1,735,000	1,794,205
Love Field Arpt. Modernization Corp. (Southwest Airlines Co. Love Field Modernization Prog. Proj.) Series 2012, 5% 11/1/28 (e)	825,000	824,974
Love Field Arpt. Modernization Rev.:
Series 2015:
5% 11/1/26 (e)	120,000	121,190
5% 11/1/27 (e)	260,000	262,470
5% 11/1/28 (e)	405,000	408,804
5% 11/1/29 (e)	245,000	247,459
5% 11/1/32 (e)	450,000	453,502
Series 2017:
5% 11/1/24 (e)	120,000	120,335
5% 11/1/25 (e)	120,000	121,546
5% 11/1/26 (e)	120,000	122,962
5% 11/1/27 (e)	120,000	122,048
5% 11/1/28 (e)	210,000	213,835
5% 11/1/29 (e)	150,000	152,902
5% 11/1/30 (e)	120,000	122,380
5% 11/1/31 (e)	270,000	275,391
5% 11/1/32 (e)	315,000	321,274
5% 11/1/33 (e)	290,000	295,366
5% 11/1/34 (e)	120,000	122,213
5% 11/1/36 (e)	290,000	294,888
Series 2021, 4% 11/1/40 (Assured Guaranty Muni. Corp. Insured) (e)	500,000	480,732
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.):
Series 2018:
5% 5/15/33	250,000	262,477
5% 5/15/35	120,000	125,783
5% 5/15/43	95,000	97,443
5% 5/15/48	110,000	112,077
Series 2020 A, 5% 5/15/50	3,125,000	3,223,031
Series 2020:
5% 5/15/25	705,000	714,588
5% 5/15/26	890,000	915,821
5% 5/15/27	1,060,000	1,100,879
5% 5/15/28	145,000	152,343
Series 2023, 5.5% 5/15/48 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,091,128
Series 2024, 5.25% 5/15/54 (Assured Guaranty Muni. Corp. Insured)	2,530,000	2,731,138
Series 2015 B:
5% 5/15/30	250,000	252,521
5% 5/15/31	400,000	403,885
Series 2015 D, 5% 5/15/28	270,000	272,697
Lubbock Cooper Independent School District (The Permanent School Fund Guarantee Prog.) Series 2023, 5% 2/15/46	1,175,000	1,256,047
Lubbock Elec. Lt. & Pwr. Sys. Rev. Series 2021:
4% 4/15/46	1,350,000	1,298,954
4% 4/15/51	300,000	282,952
Mansfield Tex Series 2020, 2.375% 2/15/37	1,450,000	1,127,845
Matagorda County Navigation District No. 1 Poll. Cont. Rev.:
(AEP Texas Central Co. Proj.) Series 2008 2, 4% 6/1/30	845,000	838,173
(Central Pwr. and Lt. Co. Proj.) Series 2001 A, 2.6% 11/1/29	1,205,000	1,097,176
Mc Kinney Tex Series 2019, 2.5% 8/15/36	2,130,000	1,712,984
Midland Independent School District Series 2024:
4% 2/15/54	8,625,000	7,927,152
5% 2/15/47	1,250,000	1,339,062
Midlothian Independent School District Bonds Series 2013 C:
2%, tender 8/1/24 (b)	10,000	9,967
2%, tender 8/1/24 (b)	25,000	24,911
Mission Econ. Dev. Corp. Rev. (Natgasoline Proj.) Series 2018, 4.625% 10/1/31 (e)(g)	5,065,000	5,029,492
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Waste Mgmt., INC. Proj.) Series 2023 A, 4.25%, tender 6/3/24 (b)	795,000	795,000
Montgomery County Toll Road Auth. Series 2018:
5% 9/15/32	105,000	106,025
5% 9/15/33	105,000	106,023
5% 9/15/34	110,000	111,054
5% 9/15/35	280,000	282,641
5% 9/15/36	415,000	418,666
5% 9/15/38	305,000	306,985
5% 9/15/43	905,000	909,052
5% 9/15/48	1,595,000	1,600,804
New Caney Independent School District Series 2023, 5% 2/15/48	1,000,000	1,070,397
New Hope Cultural Ed. Facilities:
(Cardinal Bay, Inc. - Village on the Park/Carriage Inn Proj.) Series 2016 A1, 5% 7/1/46 (f)	30,000	20,550
(Sanctuary LTC Proj.) Series 2021 A1, 5.5% 1/1/57	1,000,000	897,375
Series 2019 A1, 5% 12/1/39	455,000	437,904
New Hope Cultural Ed. Facilities Corp. Cap. Impt. Rev. (CHF - Collegiate Hsg. Denton, L.L.C. - Texas Woman's Univ. Hsg. Proj.) Series 2018 A1, 5% 7/1/58 (Assured Guaranty Municipal Corp. Insured)	800,000	783,228
New Hope Cultural Ed. Facilities Fin. (Texas A&M Univ. Cain Hall Redev. Proj.) Series 2016 A1, 5% 4/1/46	1,325,000	1,337,145
New Hope Cultural Ed. Facilities Fin. Corp.:
(CHF - Collegiate Hsg. Stephenville III, L.L.C. - Tarleton State Univ. Proj.) Series 2015 A:
5% 4/1/30 (Pre-Refunded to 4/1/25 @ 100)	70,000	70,773
5% 4/1/35 (Pre-Refunded to 4/1/25 @ 100)	335,000	338,698
5% 4/1/47 (Pre-Refunded to 4/1/25 @ 100)	1,455,000	1,471,062
(CHF Collegiate Hsg. College Station I, LLC Texas A&M Univ. Proj.) Series 2014 A, 5% 4/1/29	820,000	820,155
(CHF Collegiate Hsg. Island Campus, LLC Texas A&M Univ. Corpus Christi Island Campus Proj.) Series 2017 A:
5% 4/1/37 (Pre-Refunded to 4/1/27 @ 100)	240,000	250,045
5% 4/1/42 (Pre-Refunded to 4/1/27 @ 100)	280,000	291,720
(Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/27	90,000	93,722
5% 8/15/28	85,000	88,301
5% 8/15/29	245,000	254,864
5% 8/15/47	345,000	349,713
Series 2014, 5% 4/1/46	2,200,000	2,172,461
Series 2020 A, 5% 7/1/57	1,405,000	1,126,154
New Hope Cultural Ed. Facilities Fin. Corp. Retirement Facility Rev.:
(MRC Crestview Proj.) Series 2016:
5% 11/15/36 (Pre-Refunded to 11/15/24 @ 102)	80,000	81,908
5% 11/15/46 (Pre-Refunded to 11/15/24 @ 102)	595,000	609,188
(MRC Sr. Living - The Langford Proj.) Series 2016 A:
5.375% 11/15/36	70,000	62,086
5.5% 11/15/46	140,000	115,033
5.5% 11/15/52	140,000	111,076
(Presbyterian Village North Proj.) Series 2018:
5% 10/1/31	140,000	135,814
5% 10/1/32	65,000	62,637
5% 10/1/33	220,000	210,493
5% 10/1/34	140,000	132,942
5% 10/1/35	295,000	277,915
5% 10/1/39	210,000	188,542
5.25% 10/1/49	1,365,000	1,170,857
Series 2018 A, 5.5% 7/1/54	1,160,000	836,702
Series 2021 B, 2% 11/15/61 (i)	1,344,181	498,438
New Hope Cultural Edl. Facilities Fin. Corp.:
Series 2020 A:
5% 8/15/40 (g)	300,000	296,822
5% 8/15/50 (g)	300,000	270,634
Series 2021:
4% 8/15/41 (g)	325,000	280,125
4% 8/15/56 (g)	350,000	269,636
Newark Higher Ed. Fin. Corp.:
(Abilene Christian Univ. Proj.) Series 2016 A:
5% 4/1/27	90,000	91,643
5% 4/1/28	100,000	101,868
5% 4/1/29	115,000	117,268
5% 4/1/30	415,000	423,568
Series 2021 A:
4% 8/15/31	285,000	274,595
4% 8/15/41	405,000	351,996
Series 2022, 4% 6/15/52	370,000	344,488
North Muni. Wtr. District Rws Rev.:
Series 2022, 4.375% 6/1/52 (Assured Guaranty Muni. Corp. Insured)	290,000	282,856
Series 2024, 4.375% 6/1/54	1,500,000	1,436,920
North East Texas Independent School District Bonds Series 2019, 2.2%, tender 8/1/24 (b)	20,000	19,924
North East Texas Reg'l. Mobility Auth. Series 2016 B, 5% 1/1/46	250,000	246,254
North Texas Muni. Wtr. District Reg'l. Wastewtr. Sys. Rev. Series 2021 A:
4% 6/1/24	525,000	524,998
4% 6/1/25	545,000	547,019
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/31	120,000	122,130
5% 1/1/33	145,000	149,603
5% 1/1/34	240,000	247,353
5% 1/1/34	365,000	412,864
5% 1/1/35	345,000	355,172
5% 1/1/36	795,000	817,403
5% 1/1/37	2,710,000	2,781,485
(Sub Lien Proj.) Series 2017 B:
5% 1/1/30	70,000	71,141
5% 1/1/31	90,000	91,455
5% 1/1/33	85,000	87,605
Series 2015 A, 5% 1/1/32	490,000	492,354
Series 2015 B, 5% 1/1/45	2,650,000	2,658,379
Series 2016 A:
4% 1/1/39	1,205,000	1,181,236
5% 1/1/30	50,000	50,891
5% 1/1/36	150,000	152,608
5% 1/1/39	800,000	810,996
Series 2017 A, 5% 1/1/39	4,225,000	4,381,865
Series 2018:
0% 1/1/29 (Assured Guaranty Corp. Insured)	845,000	710,697
4% 1/1/37	1,500,000	1,501,131
4% 1/1/38	3,205,000	3,176,639
5% 1/1/35	30,000	31,347
Series 2019 B, 5% 1/1/25	40,000	40,312
Series 2021 B:
3% 1/1/46	700,000	534,372
3% 1/1/51	1,585,000	1,150,150
4% 1/1/33	130,000	131,936
Series 2022 A:
4.125% 1/1/39	750,000	753,364
4.125% 1/1/40	1,500,000	1,494,378
5% 1/1/40	2,900,000	3,130,449
5.25% 1/1/38	1,300,000	1,442,611
Northlake Tex Muni. Mgmt. District # Series 2022:
4.125% 3/1/48 (Assured Guaranty Muni. Corp. Insured)	1,340,000	1,193,618
4.25% 3/1/46 (Assured Guaranty Muni. Corp. Insured)	1,230,000	1,135,299
Northside Independent School District Series 2018:
3.35% 8/15/36	1,340,000	1,210,183
3.45% 8/15/37	750,000	672,082
Pasadena Independent School District Bonds Series 2015 B, 1.5%, tender 8/15/24 (b)	150,000	149,033
Pearland Independent School District Series 2016:
5.25% 2/15/32	665,000	683,148
5.25% 2/15/32 (Pre-Refunded to 2/15/26 @ 100)	135,000	138,567
Peaster Tex Independent School District Series 2021, 3% 8/15/51	710,000	510,784
Pflugerville Gen. Oblig. Series 2023, 4% 8/1/49	815,000	748,859
Port Arthur Series 2021:
4% 2/15/39	60,000	59,019
4% 2/15/40	70,000	68,179
4% 2/15/41	70,000	67,712
Port Beaumont Indl. Dev. Auth. Facility Rev. (Jefferson Gulf Coast Energy Proj.) Series 2021 B, 4.1% 1/1/28 (g)	4,000,000	3,435,360
Port Beaumont Navigation District (Jefferson Gulf Coast Energy Proj.):
Series 2020 A:
3.625% 1/1/35 (e)(g)	1,170,000	1,040,016
4% 1/1/50 (e)(g)	1,080,000	886,606
Series 2020 B, 6% 1/1/25 (g)	2,010,000	1,983,734
Series 2021 A:
2.75% 1/1/36 (e)(g)	100,000	80,105
3% 1/1/50 (e)(g)	1,335,000	902,729
Series 2024 A:
5% 1/1/39 (d)(e)	750,000	754,793
5.125% 1/1/44 (d)(e)	275,000	276,911
Series 2024 B, 10% 7/1/26 (d)	490,000	490,000
Port of Houston Auth. Series 2023, 5% 10/1/53	1,000,000	1,058,040
Port of Port Arthur Navigation District Series 2017, 4% 3/1/47 (e)	250,000	213,806
Red River Ed. Fin. Corp. (Houston Baptist Univ. Proj.) Series 2017, 5.5% 10/1/46	300,000	299,014
Rockwall Independent School District Series 2023, 4% 2/15/53	590,000	553,167
Sabine-Neches Tex Nav District Series 2022, 5.25% 2/15/52	5,000,000	5,287,247
San Antonio Edl. Facilities Corp. Rev. Series 2021 A, 4% 4/1/51	250,000	195,139
San Antonio Elec. & Gas Sys. Rev.:
Bonds Series 2020, 1.75%, tender 12/1/25 (b)	690,000	662,188
Series 2017:
5% 2/1/32	70,000	72,889
5% 2/1/34	85,000	88,465
Series 2023 A, 5.5% 2/1/50	2,500,000	2,779,993
San Antonio Independent School District:
Series 2019, 5% 8/15/25	5,400,000	5,500,347
Series 2022, 5% 8/15/52	1,285,000	1,351,521
San Antonio Wtr. Sys. Rev.:
Series 2020 A, 5% 5/15/50	1,505,000	1,577,895
Series 2022 B, 5.25% 5/15/52	7,250,000	7,804,920
San Marcos Consolidated Independent School District Series 2023, 5.25% 8/15/47	1,500,000	1,635,744
Seagoville Tex Spl. Assmt Rev. (Santorini Pub. Impt. District improvement Area #1 Proj.) Series 2024, 6.25% 9/15/54 (g)	1,000,000	968,888
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ., TX. Proj.) Series 2017:
5% 10/1/29	55,000	57,358
5% 10/1/30	85,000	88,472
5% 10/1/31	80,000	83,212
5% 10/1/32	40,000	41,582
5% 10/1/39	150,000	154,315
5% 10/1/40	120,000	123,164
5% 10/1/41	85,000	87,122
Spring Branch Independent School District Series 2022, 5% 2/1/42	2,250,000	2,431,031
Spring Tex Independent School District Series 2023, 5% 8/15/47	485,000	520,327
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Baylor Scott & White Health Proj.) Series 2022 D, 5% 11/15/51	1,625,000	1,674,997
Series 2015, 5% 9/1/30	280,000	280,151
Series 2020, 5% 12/1/24	35,000	35,197
Series 2022:
4% 10/1/41	480,000	459,602
4% 10/1/42	80,000	76,442
4% 10/1/47	1,085,000	1,015,067
4% 10/1/52	190,000	173,673
5% 10/1/36	35,000	38,299
5% 10/1/40	130,000	139,199
Tarrant County Cultural Ed. Facilities Fin. Corp. Retirement Facility Rev.:
(Barton Creek Sr. Living Ctr., Inc. Querencia Proj.) Series 2015:
5% 11/15/30	245,000	244,193
5% 11/15/35	290,000	281,868
(Buckner Retirement Svcs., Inc. Proj.):
Series 2016 A:
5% 11/15/28	170,000	169,629
5% 11/15/37	675,000	667,085
Series 2016 B, 5% 11/15/46	810,000	753,668
(Buckner Retirement Svcs., Inc.) Series 2016 B, 5% 11/15/40	1,665,000	1,615,009
(Buckner Sr. Living - Ventana Proj.) Series 2017 A, 6.625% 11/15/37	260,000	270,868
(Northwest Sr. Hsg. Corp. Edgemere Proj.):
Series 2015 A, 5% (j)	1,881,800	50,809
Series 2017, 5.25% 11/15/47 (j)	228,532	6,170
Series 2020, 5.75% 12/1/54	3,043,304	1,917,282
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
(Trinity Terrace Proj.) Series 2014 A1, 5% 10/1/44	675,000	632,238
Bonds Series 2022 A, 5%, tender 7/1/32 (b)	1,100,000	1,210,216
Series 2016 A:
4% 2/15/35	605,000	605,596
5% 2/15/41	1,235,000	1,252,904
5% 2/15/47	515,000	519,296
Series 2018 B, 5% 7/1/43	80,000	82,148
Series 2022 A, 4% 7/1/53	2,455,000	2,225,361
Tarrant County Tex Hosp. District Series 2023, 4.25% 8/15/53	1,160,000	1,110,627
Temple Reinvestment Zone # One Tax Increment Rev. Series 2021 A:
4% 8/1/33	40,000	40,675
4% 8/1/34	50,000	50,758
4% 8/1/37	40,000	40,265
4% 8/1/38	35,000	35,019
4% 8/1/41	40,000	38,877
Texas Affordable Hsg. Corp. Single Family Mtg. Rev. Series 2023 A, 5.5% 9/1/53	1,030,000	1,069,240
Texas Dept. of Hsg. & Cmnty. Affairs Residential Mtg. Rev.:
Series 2022 A, 3.5% 7/1/52	1,550,000	1,496,057
Series 2023 B, 6% 1/1/54	2,935,000	3,171,194
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev.:
Series 2019 A, 4% 3/1/50	680,000	669,800
Series 2021 A, 3% 3/1/52	2,695,000	2,574,677
Series 2022 A, 5.5% 9/1/52	1,250,000	1,301,014
Series 2022 B, 6% 3/1/53	2,150,000	2,303,828
Series A, 3.5% 3/1/51	705,000	684,625
Texas Gen. Oblig.:
Series 2013 B:
4% 8/1/26 (e)	2,000,000	1,975,202
4% 8/1/27 (e)	870,000	854,177
Series 2015:
4% 8/1/32 (e)	1,445,000	1,396,990
5% 8/1/27 (e)	2,000,000	2,020,650
Series 2016 A:
3% 8/1/27	250,000	240,684
5% 4/1/37	1,000,000	1,017,331
Series 2016:
5% 4/1/33	1,000,000	1,021,050
5.5% 8/1/29 (e)	2,985,000	3,074,205
5.5% 8/1/32 (e)	1,130,000	1,161,646
Series 2022 B, 5% 8/1/39	2,355,000	2,376,916
Series 2023 A, 4.125% 8/1/46 (e)	5,000,000	4,712,007
Texas Muni. Gas Acquisition & Supply Corp. Bonds:
Series 2023 A, 5.5%, tender 1/1/30 (b)	1,500,000	1,600,188
Series 2023 B, 5.5%, tender 1/1/34 (b)	7,670,000	8,457,616
Texas Muni. Gas Acquisition & Supply Corp. I Gas Supply Rev. Series 2008 D, 6.25% 12/15/26	5,150,000	5,290,970
Texas Muni. Gas Acquisition And Supply Corp. Series 2021:
5% 12/15/25	595,000	600,130
5% 12/15/26	1,155,000	1,170,859
5% 12/15/27	500,000	509,610
5% 12/15/28	250,000	254,534
5% 12/15/31	815,000	838,362
5% 12/15/32	1,780,000	1,837,601
Texas Muni. Gas Acquisition and Supply Corp. II Gas Supply Rev. Series 2012 C, 4.38% 9/15/27 (b)	7,080,000	7,071,386
Texas Muni. Pwr. Agcy. Rev. Series 2021:
3% 9/1/34 (Assured Guaranty Muni. Corp. Insured)	1,000,000	913,092
3% 9/1/46 (Assured Guaranty Muni. Corp. Insured)	3,000,000	2,266,394
Texas Private Activity Bond Surface Trans. Corp.:
(Blueridge Trans. Group, LLC SH 288 Toll Lanes Proj.) Series 2016:
5% 12/31/45 (e)	1,030,000	1,032,887
5% 12/31/50 (e)	4,895,000	4,909,514
5% 12/31/55 (e)	1,005,000	1,007,970
(LBJ Infrastructure Group LLC I-635 Managed Lanes Proj.) Series 2020 A:
4% 6/30/35	270,000	270,391
4% 6/30/36	555,000	553,163
4% 12/31/36	115,000	114,194
4% 6/30/37	410,000	404,670
4% 12/31/37	225,000	221,011
4% 6/30/38	135,000	132,246
4% 12/31/38	125,000	122,073
4% 6/30/39	1,270,000	1,235,732
4% 12/31/39	110,000	106,962
4% 6/30/40	1,060,000	1,027,529
(LBJ Infrastucutre Group LLC I-635 Managed Lanes Proj.) Series 2020 A, 4% 12/31/35	880,000	880,335
(NTE Mobility Partners LLC North Tarrant Express Managed Lanes Proj.) Series 2019 A, 4% 12/31/38	1,000,000	961,811
(NTE Mobility Partners LLC North Tarrant Express Proj.) Series 2023, 5.5% 12/31/58 (e)	5,215,000	5,562,321
(NTE Mobility Partners Segments 3 LLC Segment 3C Proj.) Series 2019, 5% 6/30/58 (e)	10,200,000	10,313,514
Series 2023:
5% 6/30/34 (e)	450,000	483,710
5% 12/31/34 (e)	530,000	569,438
5.125% 6/30/35 (e)	455,000	490,591
5.125% 12/31/35 (e)	380,000	409,050
5.5% 6/30/40 (e)	1,000,000	1,076,074
5.5% 6/30/41 (e)	1,000,000	1,072,291
5.5% 6/30/42 (e)	3,775,000	4,040,508
Texas Pub. Fin. Auth. Lease Rev. Series 2019:
4% 2/1/38	1,205,000	1,213,622
5% 2/1/25	75,000	75,632
Texas Pub. Fin. Auth. Rev. Series 2016, 5% 5/1/28	210,000	213,584
Texas St Pub. Fin. Auth. Rev. 8827 Series 2023:
5.25% 5/1/36	500,000	537,139
5.25% 5/1/37	230,000	247,251
Texas St Technical College Sys.:
Series 2022 A:
5.75% 8/1/47 (Assured Guaranty Muni. Corp. Insured)	580,000	647,394
6% 8/1/54 (Assured Guaranty Muni. Corp. Insured)	555,000	622,090
Series 2022, 5.5% 8/1/42 (Assured Guaranty Muni. Corp. Insured)	1,655,000	1,848,019
Texas State Univ. Sys. Fing. Rev.:
Series 2017 A, 5% 3/15/31	505,000	524,546
Series 2019 A:
4% 3/15/34	125,000	125,779
4% 3/15/35	110,000	110,617
Texas Trans. Commission:
Series 2019 A:
0% 8/1/37	95,000	52,427
0% 8/1/38	70,000	36,314
0% 8/1/39	80,000	39,009
0% 8/1/40	80,000	36,731
0% 8/1/41	250,000	108,404
0% 8/1/43	175,000	67,541
5% 8/1/57	4,100,000	4,135,214
Series 2021 A, 0% 8/1/42	215,000	88,061
Texas Trans. Commission Central Texas Tpk. Sys. Rev.:
Series 2015 B, 0% 8/15/37	1,500,000	798,906
Series 2015 C:
5% 8/15/37	3,280,000	3,285,390
5% 8/15/42	3,915,000	3,918,941
Series 2020 A, 5% 8/15/39	3,855,000	4,085,493
Texas Trans. Commission Hwy. Impt. Gen. Oblig. Bonds Series 2014 B, 0.65%, tender 4/1/26 (b)	7,715,000	7,161,410
Texas Trans. Commission State Hwy. Fund Rev. Series 2015, 5% 10/1/25	1,000,000	1,019,893
Texas Wtr. Dev. Board Rev.:
Series 2018 A, 4% 4/15/48	1,005,000	952,900
Series 2020, 5% 8/1/30	705,000	771,726
Series 2022, 5% 10/15/47	1,500,000	1,592,214
Series 2023 A:
4.75% 10/15/43	3,815,000	4,016,089
5% 10/15/58	1,000,000	1,052,984
5.25% 10/15/51	1,500,000	1,619,266
Tomball Independent School District Series 2023, 5% 2/15/48	250,000	266,607
Univ. of Houston Univ. Revs. Series 2017 A:
5% 2/15/33	680,000	693,258
5% 2/15/34	605,000	616,496
5% 2/15/36	365,000	370,972
Univ. of North Texas Univ. Rev. Series 2017 A, 5% 4/15/32	255,000	264,371
Univ. of Texas Board of Regents Sys. Rev.:
Series 2019 B, 5% 8/15/49	1,355,000	1,518,645
Series 2020 C, 5% 8/15/31	2,120,000	2,345,219
Univ. of Texas Permanent Univ. Fund Rev.:
Series 2016 B, 5% 7/1/29	300,000	307,978
Series 2022 A, 4% 7/1/42	1,300,000	1,244,457
Series 2023 A, 5% 7/1/41	1,000,000	1,101,802
Upper Brushy Creek Wtr. Cont. & I Series 2022, 3% 8/15/47	250,000	187,027
Waco Gen. Oblig. Series 2020:
2.375% 2/1/38	1,000,000	741,686
2.375% 2/1/40	1,020,000	712,223
Weatherford Independent School District Series 2002, 0% 2/15/33	850,000	599,900
West Harris County Reg'l. Wtr. Auth. Wtr. Sys. Rev. Series 2019, 4% 12/15/49	905,000	834,279
White Settlement Independent School District Series 2022, 4% 8/15/52	540,000	503,209
Woodloch Health Facilities Dev. Corp. (Inspired Living at Lewisville Proj.):
Series 2016 A1, 6.75% 12/1/51 (f)(g)	450,115	12,153
Series 2016 B, 10% 12/1/51 (f)	205,000	2
TOTAL TEXAS		591,722,208
Utah - 0.8%
Black Desert Pub. Infrastructur Series 2024, 5.625% 12/1/53 (g)	2,410,000	2,454,723
Firefly Pub. Infrastructure Dis:
Series 2024 A1, 6.625% 3/1/54 (g)	500,000	506,532
Series 2024 A2, 5.625% 12/1/43 (g)	500,000	505,390
Intermountain Pwr. Agcy. Pwr. Supply Rev.:
Series 2022 A:
4% 7/1/36	2,000,000	2,059,188
5% 7/1/33	1,300,000	1,438,128
5% 7/1/45	2,000,000	2,127,255
Series 2023 A:
5% 7/1/42	800,000	867,411
5.25% 7/1/43	1,500,000	1,653,159
5.25% 7/1/44	1,750,000	1,923,475
5.25% 7/1/45	2,750,000	3,013,057
Mida Golf & Equestrian Ctr. Pub. Infrastructure District Series 2021, 4.5% 6/1/51 (g)	500,000	352,909
Mida Mountain Village Pub. Infrastructure Series 2020 A, 5% 8/1/50 (g)	250,000	236,259
Military Installation Dev. Auth. Utah Tax Allocation Rev.:
Series 2021 A1, 4% 6/1/52	1,075,000	800,303
Series 2021 A2, 4% 6/1/52	1,805,000	1,343,764
Ogden City Utah School District Series 2020, 1.75% 6/15/35	500,000	365,577
Salt Lake City Arpt. Rev.:
Series 2017 A:
5% 7/1/25 (e)	245,000	247,363
5% 7/1/27 (e)	515,000	530,498
5% 7/1/29 (e)	450,000	460,847
5% 7/1/30 (e)	335,000	341,784
5% 7/1/31 (e)	640,000	652,412
5% 7/1/33 (e)	485,000	494,355
5% 7/1/34 (e)	1,500,000	1,528,814
5% 7/1/35 (e)	485,000	494,246
5% 7/1/36 (e)	1,810,000	1,842,402
5% 7/1/37 (e)	2,500,000	2,539,373
5% 7/1/42 (e)	2,980,000	3,003,442
5% 7/1/47 (e)	4,860,000	4,869,461
Series 2017 B:
5% 7/1/34	90,000	93,437
5% 7/1/35	85,000	88,233
5% 7/1/36	85,000	88,032
5% 7/1/37	55,000	56,841
5% 7/1/47	380,000	386,815
Series 2018 A:
5% 7/1/33 (e)	1,170,000	1,208,128
5% 7/1/43 (e)	1,300,000	1,315,901
5.25% 7/1/48 (e)	2,110,000	2,151,499
Series 2021 A:
4% 7/1/41 (e)	1,250,000	1,185,455
5% 7/1/32 (e)	1,250,000	1,340,556
5% 7/1/34 (e)	1,000,000	1,064,540
5% 7/1/35 (e)	500,000	532,111
5% 7/1/36 (e)	750,000	796,248
5% 7/1/51 (e)	8,605,000	8,814,661
Series 2021 B:
5% 7/1/46	470,000	496,644
5% 7/1/51	1,880,000	1,969,764
Series 2023 A:
5.25% 7/1/38 (e)	1,490,000	1,633,026
5.25% 7/1/39 (e)	1,375,000	1,500,352
5.25% 7/1/41 (e)	2,000,000	2,161,141
5.25% 7/1/43 (e)	2,500,000	2,681,502
5.25% 7/1/48 (e)	500,000	529,085
5.25% 7/1/53 (e)	3,500,000	3,683,468
5.5% 7/1/53 (e)	6,850,000	7,340,586
State Board of Regents of the State of Utah Series 1998 A, 5.5% 4/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,550,000	2,697,758
UIPA Crossroad Pub. Infrastructure District Series 2021:
4.125% 6/1/41 (g)	1,000,000	898,014
4.375% 6/1/52 (g)	1,520,000	1,336,090
Univ. of Utah Gen. Revs. Series 2023 B, 5.25% 8/1/53	1,000,000	1,090,604
Utah Bldg. Ownership Auth. Lease Rev. (State Facilities Master Lease Prog.) Series 2016, 3% 5/15/29	1,925,000	1,807,746
Utah Charter School Fin. Auth.:
(Syracuse Arts Academy Proj.) Series 2017:
5% 4/15/42	1,165,000	1,174,926
5% 4/15/47	905,000	909,502
(Utah Charter Academies Proj.) Series 2018:
5% 10/15/43	275,000	277,689
5% 10/15/48	290,000	291,152
Series 2017, 5% 4/15/37	210,000	213,077
Series 2019 A, 5% 4/15/49	390,000	393,400
Series 2020 A, 4% 10/15/54	300,000	253,764
Series 2020:
4% 4/15/45	625,000	564,818
4% 4/15/50	250,000	218,524
Utah County Hosp. Rev.:
Series 2016 B, 5% 5/15/46	2,500,000	2,527,506
Series 2020 A, 5% 5/15/50	705,000	727,313
Utah Gen. Oblig. Series 2010 B, 3.539% 7/1/25	267,829	265,273
Utah Hsg. Corp.:
Series 2019 G, 4.5% 7/21/49	135,673	129,329
Series 2019 H, 4.5% 8/21/49	84,961	80,534
Series 2019 I, 4% 9/21/49	130,965	122,719
Series 2020 B, 3.5% 2/21/50	206,719	184,992
Series 2021 I, 2.5% 8/21/51	695,455	563,416
Series 2021 J, 2.5% 9/21/51	2,658,870	2,117,322
Series 2022 G, 5% 7/21/52	711,889	691,871
Series 2022 H, 5% 8/21/52	1,142,854	1,112,056
Utah Infrastructure Agcy.:
Series 2017 A:
5% 10/15/34	300,000	303,688
5% 10/15/40	350,000	350,032
Series 2018 A, 5.375% 10/15/40	350,000	355,677
Series 2019:
4% 10/15/24	365,000	363,683
4% 10/15/30	490,000	476,036
4% 10/15/34	240,000	229,753
4% 10/15/39	420,000	384,442
4% 10/15/42	250,000	221,115
5% 10/15/25	270,000	270,867
Series 2021, 3% 10/15/45	490,000	341,919
Series 2022, 5% 10/15/46	460,000	451,760
Series 2023, 6% 10/15/47	550,000	590,901
Weber School District Utah (Utah School District Bond Guaranty Prog.) Series 2019, 2.25% 6/15/34	545,000	447,470
TOTAL UTAH		103,206,890
Vermont - 0.1%
Univ. of Vermont and State Agricultural College Series 2019 A, 5% 10/1/49	600,000	618,863
Vermont Econ. Dev. Auth. Soli Bonds Series 2013, 4.625%, tender 4/3/28 (b)(e)(g)	220,000	219,432
Vermont Edl. & Health Bldg. Fin. Agcy. Rev.:
(Champlain College Proj.) Series 2016 A:
5% 10/15/41	695,000	638,249
5% 10/15/46	845,000	744,937
(Middlebury College Proj.) Series 2020, 5% 11/1/49	1,500,000	1,554,348
(Saint Michael's College Proj.) Series 2023, 5.25% 10/1/52 (g)	275,000	254,209
Series 2023, 5% 11/1/52	3,250,000	3,445,850
Vermont Hsg. Fin. Agcy.:
Series 2021 B, 3% 11/1/51	877,000	828,697
Series 2023 A, 6% 11/1/53	715,000	766,253
Series A, 3.75% 11/1/50	69,000	67,776
Vermont Student Assistant Corp. Ed. Ln. Rev.:
Series 2018 A:
3.625% 6/15/29 (e)	40,000	39,061
3.75% 6/15/30 (e)	40,000	39,158
4% 6/15/33 (e)	40,000	39,349
4% 6/15/34 (e)	45,000	44,268
Series 2018 B, 4.375% 6/15/46 (e)	160,000	139,411
Series 2019 A:
3% 6/15/35 (e)	1,045,000	953,505
5% 6/15/27 (e)	705,000	715,781
5% 6/15/29 (e)	1,200,000	1,215,961
Series 2019 B, 4% 6/15/47 (e)	265,000	216,161
Series 2019, 3.375% 6/15/36 (e)	895,000	828,138
Series 2020 A, 5% 6/15/28 (e)	705,000	717,616
Series 2021 A:
2.375% 6/15/39 (e)	170,000	151,261
5% 6/15/29 (e)	105,000	107,530
5% 6/15/31 (e)	120,000	123,431
Series 2022 A, 4.375% 6/15/40 (e)	310,000	291,393
Series 2024 A:
4% 6/15/35 (d)(e)	430,000	405,493
5.25% 6/15/34 (e)	700,000	740,888
TOTAL VERMONT		15,907,019
Virgin Islands - 0.2%
Matching Fund Spl. Purp. Securitization Corp. Series 2022 A:
5% 10/1/25	75,000	76,078
5% 10/1/26	365,000	374,263
5% 10/1/30	3,250,000	3,437,882
5% 10/1/32	4,385,000	4,683,483
5% 10/1/39	13,505,000	13,987,446
Virgin Islands Pub. Fin. Auth.:
Series 2012 A, 5% 10/1/32	600,000	571,959
Series 2014 C:
5% 10/1/30 (g)	600,000	587,077
5% 10/1/39	1,500,000	1,502,705
5% 10/1/39 (g)	300,000	280,153
Series 2015, 5% 9/1/30 (g)	300,000	300,728
TOTAL VIRGIN ISLANDS		25,801,774
Virginia - 1.6%
Alexandria Gen. Oblig. Series 2021 A:
1.875% 12/15/37	4,085,000	2,888,700
2% 12/15/38	4,160,000	2,956,079
2% 12/15/39	605,000	421,060
2% 12/15/40	1,000,000	676,447
Arlington County IDA Hosp. Facilities:
Bonds Series 2023 A, 5%, tender 7/1/31 (b)	4,900,000	5,192,173
Series 2020:
3.75% 7/1/50	2,500,000	2,217,126
4% 7/1/38	205,000	201,455
4% 7/1/45	1,250,000	1,173,231
5% 7/1/27	240,000	249,605
5% 7/1/36	480,000	511,104
Arlington County Indl. Rev. (County Projs.) Series 2017, 5% 2/15/43	400,000	411,391
Charles City County Solid Wt Rev. Bonds Series 2002, 1.45%, tender 4/1/27 (b)(e)	85,000	76,903
Chesapeake Bay Bridge and Tunnel District Gen. Resolution Rev. Series 2016:
5% 7/1/41 (Assured Guaranty Muni. Corp. Insured)	1,265,000	1,286,937
5% 7/1/46	4,380,000	4,394,798
5% 7/1/51	2,985,000	2,986,752
Chesapeake Gen. Oblig. Series 2020 A:
5% 8/1/34	65,000	71,345
5% 8/1/35	75,000	82,199
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 B, 4.875% 7/15/40	1,055,000	1,065,519
Fairfax County Gen. Oblig. Series 2022 A, 2% 10/1/41	7,000,000	4,686,665
Fairfax County Indl. Dev. Auth. (Inova Health Sys. Proj.):
Series 2014 A, 5% 5/15/44	1,475,000	1,474,994
Series 2016 A, 5% 5/15/31	590,000	604,494
Fairfax County Redev. & Hsg. Auth. Rev. Series 2019, 5% 10/1/35	830,000	879,210
Farmville Indl. Edl. Facilities Rev. (Longwood Univ. Student Hsg. Projs.):
Series 2018 A:
5% 1/1/48	300,000	275,764
5% 1/1/55	900,000	803,988
Series 2020 A, 5% 1/1/59	350,000	309,136
Fredericksburg Econ. Dev. Auth. Rev. Series 2014:
5% 6/15/26	110,000	110,018
5% 6/15/30	150,000	150,033
Greater Richmond Convention Ctr. Auth. Hotel Tax Rev. Series 2015, 5% 6/15/31 (Pre-Refunded to 6/15/25 @ 100)	1,370,000	1,388,180
Hampton Roads Trans. Accountability Commission Series 2018 A, 5.5% 7/1/57 (Pre-Refunded to 1/1/28 @ 100)	5,965,000	6,414,500
Henrico County Econ. Dev. Auth. Residential Care Facility Rev. Series 2022 A:
5% 10/1/47	575,000	590,918
5% 10/1/52	1,590,000	1,620,711
Indl. Dev. Auth. Botetourt County Residential Care Facility Rev. Series 2014 A, 6% 7/1/34	1,030,000	1,030,738
Isle Wight County Econ. Dev. Series 2023:
4.75% 7/1/53 (Assured Guaranty Muni. Corp. Insured)	1,500,000	1,537,343
5.25% 7/1/53 (Assured Guaranty Muni. Corp. Insured)	750,000	802,840
James City County Econ. Dev. Auth. Residential Care Facility Rev. Series 2024 C1, 5.75% 12/1/28	640,000	643,585
Loudoun County Gen. Oblig. Series 2024 A, 5% 12/1/29 (d)	1,125,000	1,227,758
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2008 B, 0.75%, tender 9/2/25 (b)	885,000	830,761
Lynchburg Econ. Dev. Series 2021:
3% 1/1/51	1,310,000	957,868
4% 1/1/55	1,065,000	960,077
Lynchburg Econ. Dev. Auth. (Randolph College Projs.) Series 2018, 5% 9/1/48	250,000	240,182
Newport News Wtr. Rev. Series 2021, 2% 7/15/40	3,075,000	2,093,860
Norfolk Econ. Dev. Auth. Hosp. Facilities Rev.:
Bonds Series 2018 A, 5%, tender 11/1/28 (b)	745,000	784,900
Series 2018 B, 4% 11/1/48	2,655,000	2,523,721
Norfolk Redev. & Hsg. Auth. Rev.:
(Fort Norfolk Retirement Cmnty., Inc. Harbors Edge Proj.) Series 2014:
5% 1/1/35	565,000	548,271
5% 1/1/46	725,000	630,762
5.375% 1/1/35	880,000	880,231
5.375% 1/1/46	600,000	552,202
Series 2019 A, 5% 1/1/49	455,000	386,549
Peninsula Ccda Spl. Oblig. Series 2018, 4.5% 9/1/45 (g)	205,000	177,544
Roanoke Econ. Dev. Auth. Edl. Facilities Series 2018 A:
4% 9/1/48	300,000	239,479
5% 9/1/27	30,000	30,332
Roanoke Econ. Dev. Authority. Series 2020 A, 3% 7/1/45	1,000,000	790,965
Rockingham County Econ. De Series 2021 A, 3% 11/1/46	2,755,000	2,159,593
Salem Econ. Dev. Auth. Series 2020:
4% 4/1/38	20,000	18,219
4% 4/1/39	15,000	13,451
4% 4/1/40	20,000	17,719
4% 4/1/45	50,000	42,021
5% 4/1/26	20,000	20,182
5% 4/1/27	20,000	20,303
5% 4/1/28	30,000	30,605
5% 4/1/29	35,000	35,884
5% 4/1/49	65,000	62,706
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev.:
(Mary Washington Hosp. Proj.) Series 2016, 3% 6/15/29	100,000	94,178
Series 2016:
4% 6/15/37	110,000	105,203
5% 6/15/27	185,000	188,503
5% 6/15/28	55,000	55,903
5% 6/15/30	80,000	81,175
5% 6/15/33	210,000	212,642
5% 6/15/34	100,000	101,156
5% 6/15/35	455,000	459,786
5% 6/15/36	665,000	672,520
Tobacco Settlement Fing. Corp.:
Series 2007 A1, 6.706% 6/1/46	1,100,000	920,818
Series 2007 B1, 5% 6/1/47	1,000,000	921,730
Series 2007 C1, 0% 6/1/47	6,265,000	1,705,201
Toll Road Investors Partnership II, LP:
0% 2/15/25 (g)	1,704,000	1,623,878
0% 2/15/26 (g)	1,295,000	1,132,146
0% 2/15/27 (g)	181,000	144,922
0% 2/15/28 (g)	528,000	393,724
0% 2/15/33 (g)	790,000	392,332
0% 2/15/43 (f)(g)	5,000,625	1,470,184
Virginia Beach Dev. Auth. Resources Series 2023 A:
5.75% 9/1/33	2,580,000	2,852,649
6.5% 9/1/43	3,145,000	3,478,730
Virginia College Bldg. Auth. Edl. Facilities Rev.:
(21St Century Collage and Equip. Programs) Series 2021 A:
4% 2/1/34	4,345,000	4,441,869
4% 2/1/35	6,250,000	6,372,368
(21st Century College and Equip. Programs) Series 2015 D, 3% 2/1/26	1,000,000	987,082
(21st CenturyCollege and Equip. Programs) Series 2015 D, 3.15% 2/1/28	900,000	870,181
(Marymount Univ. Proj.):
Series 2015 A:
5% 7/1/24 (g)	210,000	209,911
5% 7/1/25 (g)	215,000	214,342
5% 7/1/30 (g)	665,000	665,666
5% 7/1/35 (g)	200,000	198,163
5% 7/1/45 (g)	440,000	403,254
Series 2015 B:
5% 7/1/45 (g)	845,000	774,431
5.25% 7/1/30 (g)	380,000	381,563
5.25% 7/1/35 (g)	405,000	405,784
(Regent Univ. Proj.) Series 2021, 5% 6/1/29	50,000	51,238
Virginia College Bldg. Auth. Edl. Facilities Rev. Rfdg. Pub. Higher Ed. Fing. Prog. Series 2023 A, 4% 9/1/42	6,375,000	6,227,886
Virginia Commonwealth Trans. Board Rev.:
(Virginia Gen. Oblig. Proj.) Series 2017 A:
5% 5/15/32	130,000	136,267
5% 5/15/33	110,000	115,298
Series 2019, 3% 5/15/37	4,000,000	3,448,556
Virginia Commonwealth Univ. Health Sys. Auth. Series 2017 A, 4% 7/1/40	2,805,000	2,753,056
Virginia Hsg. Dev. Auth. Series 2022 G, 5.15% 11/1/52	1,350,000	1,397,460
Virginia Hsg. Dev. Auth. Commonwealth Mtg. Rev. Series 2023 E2, 4.6% 10/1/54	4,445,000	4,384,422
Virginia Port Auth. Port Facilities Rev. Series 2016 B:
5% 7/1/41 (e)	1,530,000	1,532,896
5% 7/1/45 (e)	2,345,000	2,333,098
Virginia Pub. Bldg. Auth. Pub. Facilities Rev.:
Series 2015 A, 3.3% 8/1/28	625,000	603,686
Series 2019 A, 4% 8/1/36	1,625,000	1,646,626
Virginia Pub. School Auth. Series 2014 B, 3% 8/1/26	1,250,000	1,229,606
Virginia Pub. School Auth. School Fing. Series 2017 B, 2.25% 8/1/29	1,205,000	1,079,371
Virginia Small Bus. Fing. A Bonds (Pure Salmon Virginia LLC Proj.) Series 2022, 5%, tender 11/15/24 (b)(e)	1,100,000	1,099,983
Virginia Small Bus. Fing. Auth.:
(95 Express Lanes LLC Proj.) Series 2022:
4% 7/1/39 (e)	600,000	567,781
4% 1/1/40 (e)	440,000	410,157
4% 1/1/41 (e)	215,000	198,523
4% 1/1/48 (e)	9,185,000	8,131,976
5% 7/1/32 (e)	2,300,000	2,419,083
5% 7/1/33 (e)	820,000	862,362
5% 7/1/34 (e)	270,000	283,899
5% 7/1/35 (e)	305,000	320,599
5% 1/1/36 (e)	335,000	351,721
5% 7/1/37 (e)	365,000	380,897
(Elizabeth River Crossings OPCO, LLC Proj.) Series 2022:
3% 1/1/41 (e)	1,000,000	794,918
4% 7/1/32 (e)	785,000	780,972
(Elizabeth River Crossings OpCo, LLC Proj.) Series 2022:
4% 1/1/35 (e)	2,635,000	2,616,901
4% 7/1/35 (e)	1,740,000	1,726,985
4% 1/1/37 (e)	4,355,000	4,286,540
4% 1/1/38 (e)	2,935,000	2,859,194
4% 1/1/39 (e)	1,180,000	1,135,244
4% 1/1/40 (e)	3,500,000	3,326,157
(I-495 Hot Lanes Proj.) Series 2022:
5% 12/31/42 (e)	1,000,000	1,026,921
5% 12/31/47 (e)	9,580,000	9,716,263
5% 12/31/52 (e)	2,490,000	2,504,414
(I-495 Hot Lanes Projs.) Series 2022, 5% 12/31/57 (e)	4,015,000	4,034,127
(Transform 66 P3 Proj.) Series 2017:
5% 12/31/49 (e)	1,845,000	1,856,935
5% 12/31/52 (e)	3,640,000	3,656,317
5% 12/31/56 (e)	4,775,000	4,781,520
Series 2014, 5.25% 10/1/29	130,000	130,422
Series 2020 A:
4% 1/1/45	400,000	357,438
4% 1/1/51	250,000	215,165
5% 1/1/33	400,000	413,405
5% 1/1/35	655,000	676,432
Virginia Small Bus. Fing. Auth. Health Care Facilities Rev. Series 2020 A, 4% 12/1/49	2,460,000	2,277,100
Williamsburg Econ. Dev. (Provident Group-Williamsburg Properties LLC - William & Mary Proj.):
Series 2023 A:
4.125% 7/1/58 (Assured Guaranty Muni. Corp. Insured)	3,100,000	2,880,418
5.25% 7/1/53 (Assured Guaranty Muni. Corp. Insured)	205,000	219,208
Series 2023 B, 4.375% 7/1/63	1,025,000	969,528
Winchester Econ. Dev. Auth. Series 2015:
5% 1/1/31	305,000	309,456
5% 1/1/34	185,000	187,507
5% 1/1/35	185,000	187,472
5% 1/1/44	260,000	261,010
TOTAL VIRGINIA		195,548,496
Washington - 1.4%
Adams County Pub. Hosp. District No. 2 Series 2014, 5.125% 12/1/44	375,000	363,455
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series A, 0% 6/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	85,000	73,184
Douglas County Pub. Util. District #1 Wells Hydroelectric Rev. Series 2022 B, 5% 9/1/47	2,000,000	2,107,572
Energy Northwest Elec. Rev.:
Series 2020 A:
5% 7/1/35	750,000	818,244
5% 7/1/37	700,000	759,210
Series 2021 A, 4% 7/1/42	5,360,000	5,247,138
Series 2022 A, 5% 7/1/36	2,875,000	3,203,889
Everett Hsg. Auth. Rev. (Huntington Park Apts. Proj.) Series 2022, 4% 7/1/37	2,700,000	2,554,797
Grant County Wash Pub. Hosp. Distn Series 2023, 5.125% 12/1/48	250,000	249,428
Grays Hbr. County Gen. Oblig. Series 2018:
5% 12/15/33	400,000	404,226
5% 12/15/38	510,000	503,589
5% 12/15/48	985,000	897,055
Jefferson County Wash Pub. Hosp. D Series 2023 A, 6.875% 12/1/53	1,500,000	1,480,982
King County Gen. Oblig. Series 2021 A, 2% 1/1/34	750,000	596,270
King County Hsg. Auth. Rev. Series 2021:
4% 6/1/26	400,000	399,187
4% 6/1/28	255,000	254,775
4% 12/1/29	45,000	44,892
North Thurston Pub. Schools (Washington State School District Cr. Enhancement Prog.) Series 2014, 3.5% 12/1/29	700,000	673,850
Pend Oreille Pub. Util. District Series 2018, 5% 1/1/48	300,000	300,584
Port of Seattle Rev.:
Series 2013:
5% 7/1/28 (e)	1,500,000	1,500,421
5% 7/1/29 (e)	250,000	250,079
Series 2015 B, 5% 3/1/25	225,000	225,671
Series 2016 B:
5% 10/1/28 (e)	425,000	432,033
5% 10/1/30 (e)	245,000	248,536
Series 2016, 5% 2/1/28	110,000	112,203
Series 2017 C, 5% 5/1/42 (e)	2,050,000	2,059,768
Series 2018 A, 5% 5/1/30 (e)	920,000	940,671
Series 2019 A, 4% 4/1/44 (e)	1,380,000	1,260,808
Series 2019:
5% 4/1/35 (e)	5,300,000	5,523,456
5% 4/1/38 (e)	2,135,000	2,206,451
5% 4/1/44 (e)	4,525,000	4,606,089
Series 2021 C:
5% 8/1/24 (e)	1,380,000	1,381,510
5% 8/1/25 (e)	1,795,000	1,814,969
5% 8/1/26 (e)	1,535,000	1,566,721
5% 8/1/27 (e)	950,000	980,480
5% 8/1/28 (e)	2,650,000	2,754,509
5% 8/1/38 (e)	1,300,000	1,373,800
Series 2022 B:
4% 8/1/47 (e)	320,000	284,977
5% 8/1/40 (e)	2,000,000	2,095,444
5% 8/1/41 (e)	1,000,000	1,044,497
Seattle Hsg. Auth. Rev. (Northgate Plaza Proj.) Series 2021, 1% 6/1/26	1,760,000	1,624,438
Seattle Wtr. Sys. Rev. Series 2021, 5% 8/1/26	740,000	763,917
Skagit County Wash Pub. Hosp. District Series 2024, 5.5% 12/1/41	500,000	529,729
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2017, 5% 12/1/38	75,000	75,586
Tacoma Elec. Sys. Rev. Series 2017:
5% 1/1/37	55,000	56,420
5% 1/1/38	55,000	56,271
Tacoma Gen. Oblig. Series 2021 A, 3% 12/1/35	1,025,000	908,614
Washington Convention Ctr. Pub. Facilities:
Series 2018:
4% 7/1/58	485,000	423,087
5% 7/1/58	250,000	253,108
Series 2021 A, 5% 7/1/58	350,000	357,078
Series 2021 B:
3% 7/1/43	500,000	391,489
3% 7/1/43	395,000	303,024
3% 7/1/58	400,000	262,963
3% 7/1/58 (Assured Guaranty Muni. Corp. Insured)	5,615,000	3,905,313
Series 2021:
3% 7/1/58	250,000	173,879
4% 7/1/31	10,045,000	9,777,412
Washington Gen. Oblig.:
Series 2015 A, 4% 7/1/26	500,000	498,941
Series 2017 D:
5% 2/1/33	545,000	565,204
5% 2/1/35	30,000	30,989
Series 2018 C, 5% 8/1/30	810,000	847,745
Series 2020 C, 5% 2/1/29	1,035,000	1,112,253
Series 2020 R, 4% 7/1/29	1,375,000	1,419,150
Series 2021 C:
5% 2/1/41	750,000	805,809
5% 2/1/44	4,435,000	4,728,067
Series 2021 F, 5% 6/1/36	2,675,000	2,954,211
Series 2022 A:
5% 8/1/35	7,700,000	8,537,337
5% 8/1/42	5,000,000	5,381,597
Series 2022 C:
5% 7/1/25	2,500,000	2,538,760
5% 2/1/47	6,475,000	6,908,336
Series 2022 D:
4% 7/1/36	2,050,000	2,118,099
4% 7/1/37	1,425,000	1,464,677
Series 2022 RB, 5% 2/1/29	780,000	838,220
Series 2023 A:
5% 8/1/25	1,500,000	1,525,954
5% 8/1/35	1,500,000	1,683,026
Series 2024 A:
5% 8/1/38	1,140,000	1,279,077
5% 8/1/41	1,150,000	1,262,863
Series 2024 D, 5% 6/1/25	1,920,000	1,947,250
Series R 2020 A, 5% 1/1/25	1,250,000	1,259,280
Series R-2017 A:
5% 8/1/27	55,000	56,700
5% 8/1/28	55,000	56,677
5% 8/1/30	300,000	308,390
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	100,000	100,334
5% 7/1/27	185,000	185,873
5% 7/1/28	230,000	231,520
5% 7/1/29	115,000	115,977
5% 7/1/30	105,000	105,985
5% 7/1/31	180,000	181,749
5% 7/1/32	245,000	247,200
5% 7/1/33	345,000	347,853
5% 7/1/34	230,000	231,580
5% 7/1/35	130,000	130,787
5% 7/1/36	125,000	125,511
5% 7/1/42	1,715,000	1,677,117
(Providence Health Systems Proj.):
Series 2012 A, 5% 10/1/25	625,000	625,190
Series 2018 B:
5% 10/1/30	65,000	67,388
5% 10/1/31	85,000	88,070
5% 10/1/32	60,000	62,073
5% 10/1/33	140,000	144,472
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/25	15,000	15,081
5% 8/15/26	15,000	15,112
5% 8/15/27	105,000	106,366
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/29	125,000	126,855
5% 8/15/30	55,000	55,824
Bonds:
Series 2019 B2, 5%, tender 8/1/25 (b)	965,000	974,322
Series 2019 B3, 5%, tender 8/1/26 (b)	6,400,000	6,508,194
Series 2017 A, 4% 7/1/42	370,000	316,823
Series 2017 B, 4% 8/15/41	405,000	378,030
Series 2017:
4% 8/15/42	3,260,000	2,765,583
5% 8/15/36	30,000	30,296
5% 8/15/37	365,000	367,562
Series 2019 A 1, 4% 8/1/44	180,000	168,714
Series 2019 A1:
5% 8/1/34	105,000	111,138
5% 8/1/37	55,000	57,731
Series 2019 A2:
5% 8/1/35	160,000	169,215
5% 8/1/39	65,000	67,679
5% 8/1/44	1,325,000	1,353,901
Series 2020:
5% 9/1/38	130,000	136,732
5% 9/1/45	1,240,000	1,280,707
5% 9/1/50	690,000	706,594
5% 9/1/55	3,705,000	3,784,269
Washington Higher Ed. Facilities Auth. Rev.:
(Gonzaga Univ. Proj.) Series 2019 A, 3% 4/1/49	2,180,000	1,593,334
(Seattle Pacific Univ. Proj.) Series 2020 A, 5% 10/1/45	175,000	157,568
(Whitworth Univ. Proj.) Series 2016 A:
5% 10/1/25	30,000	30,241
5% 10/1/26	130,000	131,915
5% 10/1/27	260,000	264,020
5% 10/1/28	270,000	274,294
5% 10/1/34	185,000	187,379
5% 10/1/35	330,000	334,143
5% 10/1/36	415,000	419,758
5% 10/1/40	500,000	502,308
Series 2023, 4% 4/1/41	630,000	598,784
Washington Hsg. Fin. Commission:
sequential payer Series 2023-1 Class A, 3.375% 4/20/37	3,486,224	3,019,812
Series 2021 1, 3.5% 12/20/35	5,776,977	5,116,654
Series 2021 1N, 3% 12/1/49	1,245,000	1,198,134
Washington Hsg. Fin. Commission Nonprofit Hsg. Rev.:
(Eliseo Proj.) Series 2021 A:
4% 1/1/41 (g)	350,000	278,047
4% 1/1/57 (g)	300,000	204,367
(Emerald Heights Proj.) Series 2023 A, 5% 7/1/48	230,000	233,195
(Emerald Hights Proj.) Series 2023 A, 5% 7/1/43	260,000	267,471
(Judson Park Proj.) Series 2018, 5% 7/1/48 (g)	295,000	258,341
(Presbyterian Retirement Cmntys. Northwest Projs.) Series 2016 A:
5% 1/1/46 (g)	455,000	368,263
5% 1/1/51 (g)	1,735,000	1,344,553
(The Hearthstone Proj.) Series 2018 A:
5% 7/1/48 (g)	405,000	300,443
5% 7/1/53 (g)	100,000	72,033
(Transforming Age Projs.) Series 2019 A, 5% 1/1/55 (g)	2,350,000	1,781,677
Eliseo Proj. Series 2021 A, 4% 1/1/51 (g)	300,000	213,028
Series 2015 A, 7% 7/1/45 (Pre-Refunded to 7/1/25 @ 100) (g)	1,205,000	1,239,725
Washington Hsg. Fin. Commission Nonprofit Rev.:
(Radford Court and Nordheim Court) Series 2024:
5.5% 7/1/49	1,710,000	1,801,606
5.5% 7/1/59	3,660,000	3,831,379
(Seattle Academy of Arts and Sciences Proj.) Series 2023, 6.25% 7/1/59 (g)	2,920,000	3,177,143
Whidbey Island Pub. Hosp. District Series 2013, 5.375% 12/1/39	400,000	352,901
TOTAL WASHINGTON		177,304,283
West Virginia - 0.3%
Glenville St College W Brdg Series 2017, 5.25% 6/1/47	250,000	223,504
Monongalia County W Commn Tax Series 2023 A:
5.75% 6/1/43 (g)	1,300,000	1,357,842
6% 6/1/53 (g)	1,950,000	2,048,293
Monongalia County West Commission Spl. District Excise Tax Rev.:
Series 2017 A:
5.5% 6/1/37 (g)	445,000	452,960
5.75% 6/1/43 (g)	445,000	453,230
Series 2021 A, 4.125% 6/1/43 (g)	580,000	496,762
Series 2021 B, 4.875% 6/1/43 (g)	800,000	747,219
Series 2023 A, 7% 6/1/43 (g)	1,535,000	1,611,736
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds:
(Appalachian Pwr. Co. - Amos Proj.) Series 2015 A, 3.375%, tender 6/15/28 (b)	635,000	618,500
(Appalachian Pwr. Co. Amos Proj.):
Series 2010 A, 0.625%, tender 12/15/25 (b)	710,000	659,977
Series 2011 A, 1%, tender 9/1/25 (b)(e)	910,000	861,798
(Arch Resources Proj.) Series 2020, 5%, tender 7/1/25 (b)(e)	420,000	421,050
(Kentucky Pwr. Compnay - Mitchell Proj.) Series 2014 A, 4.7%, tender 6/17/26 (b)(e)	1,350,000	1,361,783
(Wheeling Pwr. Co. - Mitchell Proj.) Series 2013 A, 3%, tender 6/18/27 (b)(e)	975,000	928,126
West Virginia Hosp. Fin. Auth. Hosp. Rev.:
Series 2018 A:
4% 1/1/37	300,000	279,196
4% 6/1/51	1,495,000	1,397,079
4.125% 1/1/47	450,000	380,238
5% 1/1/31	200,000	197,851
5% 1/1/32	160,000	158,102
5% 1/1/33	105,000	103,610
5% 1/1/43	1,040,000	1,005,212
5% 6/1/52	2,625,000	2,653,767
Series 2019 A:
5% 9/1/38	175,000	176,656
5% 9/1/39	50,000	50,244
Series 2023:
5.375% 9/1/53 (Assured Guaranty Muni. Corp. Insured)	5,080,000	5,416,311
5.5% 9/1/48 (Assured Guaranty Muni. Corp. Insured)	5,810,000	6,306,488
6% 9/1/48	1,000,000	1,119,916
West Virginia Hsg. Dev. Fund Series 2018 A, 3.75% 11/1/38	125,000	112,255
West Virginia Parkways Auth. Series 2021:
5% 6/1/25	705,000	714,247
5% 6/1/26	705,000	724,210
5% 6/1/27	705,000	734,858
5% 6/1/28	1,060,000	1,120,314
West Virginia Wtr. Dev. Auth. Series 2016 AII, 5% 11/1/33	140,000	143,645
TOTAL WEST VIRGINIA		35,036,979
Wisconsin - 1.3%
Blue Ridge Healthcare Pub. Fin. Auth. Series 2020 A, 4% 1/1/45	220,000	202,199
Howard Suamico Scd Series 2021:
2% 3/1/38	810,000	577,988
2% 3/1/40	500,000	338,034
2% 3/1/41	875,000	578,802
Kohler Wis School District Series 2021, 2% 3/1/38	585,000	416,843
Mount Pleasant Tax Increment Rev. Series 2018 A:
5% 4/1/43	420,000	433,404
5% 4/1/48	2,890,000	2,933,058
Pub. Fin. Auth. Mulfa Hs Rev. Series 2024, 6.25% 2/1/39 (g)	975,000	994,474
Pub. Fin. Auth. Charter School Rev.:
(North East Carolina Preparatory School Proj.) Series 2024 A, 4.25% 6/15/34	1,000,000	969,824
Series 2020 A:
4% 7/1/30 (g)	55,000	51,868
5% 7/1/40 (g)	100,000	92,629
5% 7/1/55 (g)	205,000	173,855
Series 2023 A, 6.75% 7/1/58 (g)	175,000	181,192
Pub. Fin. Auth. Ed. Rev. Mountain Island Charter School:
Series 2015:
4.95% 3/1/30 (g)	25,000	25,025
5.25% 3/1/35 (g)	25,000	25,099
Series 2017 A, 5.125% 6/15/47 (g)	370,000	327,956
Series 2017:
5% 7/1/37	115,000	114,348
5% 7/1/47	280,000	260,248
5% 7/1/52	605,000	552,633
Series 2019 A:
4% 6/15/29 (g)	120,000	114,401
5% 6/15/39 (g)	140,000	129,404
5% 6/15/49 (g)	245,000	210,765
Series 2022:
5% 1/1/42 (g)	500,000	445,317
5% 6/15/42	130,000	127,189
5.25% 6/15/52	190,000	184,411
5.375% 6/15/57	180,000	176,838
5.5% 6/15/62	285,000	284,950
Series 2023 A, 6.25% 6/15/48 (g)	705,000	713,451
Pub. Fin. Auth. Edl. Facilities:
Series 2016, 5.5% 1/1/47	300,000	276,859
Series 2018 A:
5.25% 10/1/43	1,195,000	1,117,676
5.25% 10/1/48	1,195,000	1,088,258
Series 2021, 4% 3/1/27 (g)	795,000	765,714
Series 2022 A:
5.25% 3/1/42	1,050,000	1,067,555
5.25% 3/1/47	5,650,000	5,669,049
Pub. Fin. Auth. Edl. Rev. Series 2019:
5% 6/15/39	40,000	39,156
5% 6/15/49	250,000	231,333
5% 6/15/53	85,000	77,338
Pub. Fin. Auth. Health Care Sys. Rev. Series 2022 A:
4% 10/1/52	2,030,000	1,822,731
5% 10/1/52	2,000,000	2,085,832
Pub. Fin. Auth. Higher Edcuational Faclities Rev. (Gannon Univ. Proj.) Series 2017:
5% 5/1/42	235,000	222,327
5% 5/1/47	125,000	114,397
Pub. Fin. Auth. Hosp. Rev.:
(Renown Reg'l. Med. Ctr. Proj.):
Series 2016 A, 5% 6/1/26	975,000	986,856
Series 2020 A:
4% 6/1/45	960,000	869,650
5% 6/1/34	420,000	442,208
5% 6/1/38	600,000	622,379
Series 2019 A:
4% 10/1/49	1,680,000	1,534,647
5% 10/1/44	2,100,000	2,151,549
Series 2021 A, 4% 2/1/51	180,000	124,537
Pub. Fin. Auth. Hotel Rev. (Grand Hyatt San Antonio Hotel Acquisition Proj.) Series 2022 A:
5% 2/1/42	795,000	804,744
5% 2/1/52	1,545,000	1,516,304
5% 2/1/62	1,490,000	1,447,913
Pub. Fin. Auth. Hotel/Conference Ctr. Facilities Rev. Series 2021 A:
4% 9/1/36 (g)	400,000	352,349
4% 9/1/41 (g)	360,000	290,309
4% 9/1/51 (g)	1,240,000	898,943
4% 9/1/56 (g)	590,000	414,165
Pub. Fin. Auth. Ltd. Oblig.:
(American Dream @ Meadowlands Proj.) Series 2017 A, 6.25% 8/1/27 (g)	2,810,000	2,191,800
Series 2017, 5.625% 8/1/24 (g)	1,105,000	861,900
Pub. Fin. Auth. Ltd. Oblig. Pilot Rev. (American Dream Meadowlands Proj.) Series 2017, 7% 12/1/50 (g)	1,705,000	1,668,840
Pub. Fin. Auth. Retirement Cmntys. Rev.:
Series 2019 A, 5% 11/15/49	350,000	352,146
Series 2020 A, 5% 11/15/41	635,000	654,022
Pub. Fin. Auth. Rev.:
(CFP3 - Eastern Michigan Univ. Student Hsg. Proj.) Series 2022 A1:
5.25% 7/1/42	1,775,000	1,896,335
5.375% 7/1/47	1,350,000	1,436,767
5.5% 7/1/52	1,490,000	1,589,890
5.625% 7/1/55	1,140,000	1,227,206
(Irving Convention Ctr. Hotel) Series 2017 A2, 7% 1/1/50 (g)	550,000	580,665
Series 2016 B, 5% 12/1/25 (e)	1,140,000	1,151,343
Series 2016 C, 4.3% 11/1/30 (e)	705,000	689,897
Series 2016 D, 4.05% 11/1/30	350,000	337,708
Pub. Fin. Auth. Spl. Facilities Rev.:
(Sky Harbour Cap. Llc Aviation Facilities Proj.) Series 2021, 4% 7/1/41 (e)	500,000	400,426
Series 2021, 4.25% 7/1/54 (e)	3,285,000	2,491,636
Pub. Fin. Auth. Sr. Living Rev.:
(Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 A:
5% 5/15/25 (g)	130,000	129,438
5% 5/15/28 (g)	190,000	188,988
5.25% 5/15/37 (g)	490,000	486,352
5.25% 5/15/42 (g)	310,000	296,790
5.25% 5/15/47 (g)	850,000	782,986
5.25% 5/15/52 (g)	965,000	866,254
(Rose Villa Proj.) Series 2014 A:
5.125% 11/15/29 (Pre-Refunded to 11/15/24 @ 100) (g)	100,000	100,386
5.5% 11/15/34 (Pre-Refunded to 11/15/24 @ 100) (g)	95,000	95,524
5.75% 11/15/44 (Pre-Refunded to 11/15/24 @ 100) (g)	80,000	80,529
6% 11/15/49 (Pre-Refunded to 11/15/24 @ 100) (g)	155,000	156,176
Series 2019 A, 4% 1/1/46	650,000	519,273
Pub. Fin. Auth. Student Hsg.:
(Beyond Boone, LLC - Appalachian State Univ. Proj.) Series 2020 A:
4% 7/1/45 (Assured Guaranty Muni. Corp. Insured)	170,000	157,851
4% 7/1/50 (Assured Guaranty Muni. Corp. Insured)	145,000	129,996
4% 7/1/55 (Assured Guaranty Muni. Corp. Insured)	165,000	144,953
(CHF - Wilmington, L.L.C. - Univ. of North Carolina at Wilmington Proj.) Series 2018:
5% 7/1/48 (Assured Guaranty Muni. Corp. Insured)	1,280,000	1,296,375
5% 7/1/53 (Assured Guaranty Muni. Corp. Insured)	760,000	767,909
5% 7/1/58 (Assured Guaranty Muni. Corp. Insured)	1,065,000	1,075,487
(NC A&T Real Estate Estate Foundation, LLC Proj.) Series 2019 A, 5% 6/1/49	350,000	331,871
(Univ. of Hawai'i Foundation Proj.):
Series 2021 B, 5.25% 7/1/61 (g)	355,000	299,541
Series 2021, 4% 7/1/61 (g)	1,505,000	1,178,803
Series 2018, 5% 7/1/36 (Assured Guaranty Muni. Corp. Insured)	105,000	108,776
Series 2019 A, 5% 7/1/44 (Assured Guaranty Muni. Corp. Insured)	80,000	81,275
Series 2021 A1, 4% 7/1/51 (g)	575,000	471,727
Series 2021 A2, 5.35% 7/1/40 (g)	300,000	241,321
Series 2022 A, 5% 5/1/60 (g)	250,000	181,829
Series 2022 B, 9% 5/1/71 (g)	150,000	129,832
Series 2023 A:
5.75% 7/1/53 (g)	1,485,000	1,580,154
5.75% 7/1/63 (g)	3,005,000	3,173,494
Pub. Fin. Auth. Wis Affordable Series 2023 B1, 7.125% 7/25/34 (g)	1,985,000	2,062,157
Pub. Fin. Auth. Wis Multifamil Series 2024 B1, 6.81% 4/28/36 (g)	2,225,000	2,239,467
Pub. Fin. Auth. Wisconsin Arpt. Facilities Rev. Series 2012 B:
5% 7/1/42 (e)	385,000	383,196
5.25% 7/1/28 (e)	1,795,000	1,795,385
Pub. Fin. Auth. Wisconsin Pooled Charter School Ctfs. Series 2023 1, 5.75% 7/1/62	2,000,000	2,157,076
Pub. Fin. Auth. Wisconsin Retirement Facility Rev.:
Series 2018:
5% 10/1/43 (g)	1,520,000	1,426,680
5% 10/1/48 (g)	805,000	727,349
5% 10/1/53 (g)	1,435,000	1,261,180
Series 2021 A:
4% 10/1/46	65,000	58,166
4% 10/1/51	195,000	167,662
Series 2021 C, 4% 10/1/41	50,000	46,839
Series 2021, 4% 12/1/56	500,000	384,509
Roseman Univ. of Health:
(Church Home of Hartford, Inc. Proj.) Series 2015 A:
5% 9/1/30 (g)	150,000	148,013
5% 9/1/38 (g)	290,000	269,818
(Fargo-Moorhead Metropolitan Area Flood Risk Mgmt. Proj.) Series 2021, 4% 9/30/51 (e)	750,000	615,522
(Roseman Univ. of Health Sciences Proj.) Series 2015, 5.875% 4/1/45	400,000	403,565
(Searstone CCRC Proj.):
Series 2021 B2, 2.25% 6/1/27 (g)	470,000	470,000
Series 2023 A, 5% 6/1/52 (g)	1,140,000	1,010,179
(Ultimate Med. Academy Proj.) Series 2019 A, 5% 10/1/39 (g)	700,000	704,896
(Wonderful Foundations Charter School Portfolio Projs.):
Series 2020 A1, 5% 1/1/55 (g)	1,250,000	1,114,851
Series 2020 B, 0% 1/1/60 (g)	1,100,000	80,397
Series 2020:
5% 1/1/40	300,000	300,132
5% 4/1/40 (g)	410,000	417,115
5% 4/1/40 (Pre-Refunded to 4/1/30 @ 100) (g)	15,000	16,268
5% 1/1/45	725,000	703,217
5% 4/1/50 (g)	295,000	293,100
Series 2021 A:
3% 7/1/50	1,150,000	824,659
4.5% 6/1/56 (g)	8,170,000	6,434,973
Series 2021 B, 6.5% 6/1/56 (g)	1,870,000	1,547,748
Series 2021 C, 2.75% 6/1/26 (g)	250,000	250,000
Series 2022:
4% 4/1/32 (g)	410,000	403,772
4% 1/1/47	100,000	86,858
4% 1/1/52	105,000	87,509
Series 2023 A, 5% 6/1/37 (g)	1,160,000	1,091,242
Series 2023, 5.5% 7/1/39 (e)	935,000	997,703
Sun Prairie Area School District Series 2021, 2% 3/1/41	1,500,000	977,046
Univ. of Wisconsin Hosp. & Clinics Auth. Series 2021 B, 4% 4/1/51	2,890,000	2,626,314
Waunakee Wis Cmnty. School District Series 2023, 3.25% 4/1/28	1,000,000	959,106
Westosha Cent High School District Series 2021, 2% 3/1/40	1,490,000	991,865
Wisconsin Ctr. District Tax Rev.:
Series 2020 C:
0% 12/15/31 (Assured Guaranty Muni. Corp. Insured)	100,000	73,259
0% 12/15/32 (Assured Guaranty Muni. Corp. Insured)	140,000	97,985
0% 12/15/33 (Assured Guaranty Muni. Corp. Insured)	135,000	90,175
0% 12/15/34 (Assured Guaranty Muni. Corp. Insured)	125,000	79,768
0% 12/15/35 (Assured Guaranty Muni. Corp. Insured)	160,000	96,950
0% 12/15/36 (Assured Guaranty Muni. Corp. Insured)	155,000	89,191
0% 12/15/37 (Assured Guaranty Muni. Corp. Insured)	155,000	84,444
0% 12/15/38 (Assured Guaranty Muni. Corp. Insured)	160,000	82,108
0% 12/15/39 (Assured Guaranty Muni. Corp. Insured)	150,000	73,184
0% 12/15/40 (Assured Guaranty Muni. Corp. Insured)	35,000	16,093
Series 2020 D:
0% 12/15/32 (Assured Guaranty Muni. Corp. Insured)	135,000	94,486
0% 12/15/33 (Assured Guaranty Muni. Corp. Insured)	210,000	140,273
0% 12/15/34 (Assured Guaranty Muni. Corp. Insured)	200,000	127,630
0% 12/15/35 (Assured Guaranty Muni. Corp. Insured)	300,000	181,780
0% 12/15/36 (Assured Guaranty Muni. Corp. Insured)	310,000	178,382
0% 12/15/37 (Assured Guaranty Muni. Corp. Insured)	505,000	275,125
0% 12/15/38 (Assured Guaranty Muni. Corp. Insured)	545,000	280,873
0% 12/15/39 (Assured Guaranty Muni. Corp. Insured)	595,000	291,622
0% 12/15/40 (Assured Guaranty Muni. Corp. Insured)	255,000	117,819
Wisconsin Gen. Oblig.:
Series 2021 A:
5% 5/1/33	35,000	37,026
5% 5/1/36	4,785,000	5,042,600
Series 2024 A, 5% 5/1/41	2,500,000	2,765,135
Wisconsin Health & Edl. Facilities:
(Ascension Health Cr. Group Proj.) Series 2016 A, 5% 11/15/36	605,000	616,026
Series 2016 A:
5% 2/15/28	290,000	292,403
5% 2/15/29	375,000	378,144
5% 2/15/30	415,000	418,395
Series 2016, 4% 12/1/46	5,465,000	5,157,489
Series 2017 A:
5% 9/1/29 (Pre-Refunded to 9/1/27 @ 100)	705,000	734,782
5% 9/1/30 (Pre-Refunded to 9/1/27 @ 100)	70,000	72,957
5% 9/1/31 (Pre-Refunded to 9/1/27 @ 100)	120,000	125,069
5% 9/1/32 (Pre-Refunded to 9/1/27 @ 100)	60,000	62,535
5% 9/1/33 (Pre-Refunded to 9/1/27 @ 100)	210,000	218,871
5% 9/1/35 (Pre-Refunded to 9/1/27 @ 100)	230,000	239,716
Series 2017 C:
4% 2/15/42	625,000	535,654
4% 2/15/50	610,000	475,816
5% 2/15/47	170,000	163,559
Series 2017:
4% 8/15/42	750,000	716,708
4% 8/15/47	1,000,000	942,150
5% 6/1/37	155,000	147,871
5% 6/1/41	235,000	214,852
Series 2018, 5% 4/1/34	1,545,000	1,610,932
Series 2019 A:
5% 11/1/25	15,000	14,957
5% 11/1/26	250,000	248,534
5% 11/1/29	10,000	9,809
5% 12/1/30	20,000	20,959
5% 12/1/31	20,000	20,974
5% 12/1/32	20,000	21,002
5% 12/1/33	20,000	21,000
5% 12/1/34	20,000	21,048
5% 12/1/35	30,000	31,603
5% 11/1/39	405,000	368,033
5% 7/1/44	30,000	30,375
5% 11/1/46	1,195,000	1,013,559
5% 7/1/49	530,000	535,102
5% 11/1/54	1,745,000	1,397,832
Series 2019 B, 5% 7/1/38	25,000	25,476
Series 2019 B1, 2.825% 11/1/28	125,000	114,772
Series 2019:
5% 10/1/24	15,000	15,043
5% 10/1/26	35,000	36,031
5% 10/1/30	285,000	303,401
5% 10/1/32	600,000	636,818
Series 2020 A:
4% 2/15/36 (Assured Guaranty Muni. Corp. Insured)	255,000	250,633
4% 2/15/37 (Assured Guaranty Muni. Corp. Insured)	230,000	224,271
Series 2022 A, 4% 4/1/40	4,510,000	4,325,466
Wisconsin Health & Edl. Facilities Auth. Rev.:
Bonds Series 2024 B, 5%, tender 10/3/34 (b)	2,875,000	3,061,226
Series 2012, 5% 6/1/39	65,000	65,010
Series 2021:
4% 1/1/37	665,000	554,930
4% 8/15/46	730,000	694,683
4% 1/1/47	960,000	657,910
4% 1/1/57	1,040,000	649,876
Series 2022 A, 5.5% 12/1/52	3,070,000	3,302,703
Series 2022:
4% 9/15/36	105,000	95,804
4% 9/15/41	105,000	89,774
4% 9/15/45	90,000	72,409
Series 2023 A:
4.75% 3/15/43	130,000	119,218
5% 3/15/53	130,000	117,121
Wisconsin Hsg. & Econ. Dev. Auth.:
Series 2021 A, 3% 3/1/52	45,000	42,997
Series 2021 C, 3% 9/1/52	995,000	950,802
Series 2023 A, 5% 3/1/49	5,765,000	5,664,167
Series 2024 B, 5% 9/1/39 (d)	1,000,000	1,066,705
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds Series 2021 C, 0.81%, tender 5/1/25 (b)	685,000	656,727
Wisconsin Rapids School District Series 2021:
1.6% 4/1/31	685,000	550,628
1.6% 4/1/31 (Pre-Refunded to 4/1/28 @ 100)	515,000	479,872
TOTAL WISCONSIN		159,810,085
Wyoming - 0.0%
Sublette County Wyo Hosp. District Series 2023 A, 5% 6/15/26	250,000	247,549
Wyoming Cmnty. Dev. Auth. Hsg. Rev.:
Series 2019 3, 3.75% 12/1/49	95,000	94,129
Series 2022 1, 3.5% 6/1/52	1,000,000	970,196
TOTAL WYOMING		1,311,874
TOTAL MUNICIPAL BONDS (Cost $8,595,744,418)		8,489,148,148

Municipal Notes - 1.1%
	Principal Amount (a)	Value ($)
Alabama - 0.0%
Walker County Econ. & Indl. Dev. Auth. Solid Waste Disp. Rev. (Alabama Pwr. Co. Plant Gorgas Proj.) Series 2023, 4.05% 6/3/24, VRDN (b)(e)	375,000	375,000
Arizona - 0.0%
Phoenix Indl. Dev. Auth. Health Care Facilities Series 2014 B, 3.4% 6/3/24 (Liquidity Facility Northern Trust Co.), VRDN (b)	300,000	300,000
California - 0.3%
California Statewide Cmntys. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN:
Series MIZ 91 21, 4.2% 6/3/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(e)(m)(n)	6,240,000	6,240,000
Series MIZ 91 22, 4.2% 6/3/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(e)(m)(n)	26,000,000	26,000,000
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2001 B3, 3.6% 6/3/24 (Liquidity Facility Barclays Bank PLC), VRDN (b)	3,660,000	3,660,000
TOTAL CALIFORNIA		35,900,000
Colorado - 0.1%
Colorado Health Facilities Auth. Rev. Bonds Series 2020 A, 3.6% 6/3/24, LOC The Toronto-Dominion Bank, VRDN (b)	2,600,000	2,600,000
Colorado Univ. Co. Hosp. Auth. Rev. Series 2017 B1, 3.35% 6/7/24, VRDN (b)	5,400,000	5,400,000
TOTAL COLORADO		8,000,000
Connecticut - 0.0%
Connecticut Hsg. Fin. Auth. Series 2020 C3, 3.31% 6/7/24 (Liquidity Facility The Toronto-Dominion Bank), VRDN (b)	280,000	280,000
Florida - 0.0%
Highlands County Health Facilities Auth. Rev. Series 2012 I, 3.32% 6/7/24, VRDN (b)	145,000	145,000
Hillsborough County Indl. Dev. Auth.:
Series 2020 B, 3.7% 6/3/24, LOC TD Banknorth, NA, VRDN (b)	200,000	200,000
Series 2020 D, 3.65% 6/3/24, LOC TD Banknorth, NA, VRDN (b)	700,000	700,000
TOTAL FLORIDA		1,045,000
Georgia - 0.1%
Appling County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Hatch Proj.) Series 2011 1, 4% 6/3/24, VRDN (b)	250,000	250,000
Bartow County Dev. Auth. (Georgia Pwr. Co. Plant Bowen Proj.) Series 2022, 4.25% 6/3/24, VRDN (b)(e)	400,000	400,000
Burke County Indl. Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Vogtle Proj.):
First Series 2009, 4% 6/3/24, VRDN (b)	7,200,000	7,200,000
Series 2008, 4% 6/3/24, VRDN (b)	2,500,000	2,500,000
TOTAL GEORGIA		10,350,000
Illinois - 0.0%
Illinois Fin. Auth.:
Series 2021 C, 3.98% 6/3/24 (Liquidity Facility Barclays Bank PLC), VRDN (b)	1,245,000	1,245,000
Series 2022 C, 4.05% 6/3/24 (Liquidity Facility JPMorgan Chase Bank), VRDN (b)	2,500,000	2,500,000
TOTAL ILLINOIS		3,745,000
Indiana - 0.0%
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series B, 3.7% 6/3/24, LOC U.S. Bank NA, Cincinnati, VRDN (b)	100,000	100,000
Iowa - 0.0%
Iowa Fin. Auth. Rev. Series 2018 F, 3.6% 6/3/24, LOC JPMorgan Chase Bank, VRDN (b)	100,000	100,000
Kentucky - 0.0%
Meade County Indl. Bldg. Rev. (Nucor Steel Brandenburg Proj.) Series 2020 A1, 4.3% 6/3/24, VRDN (b)(e)	300,000	300,000
Louisiana - 0.0%
Louisiana Gas & Fuel Tax Rev. Series 2023 A1, 4% 6/3/24, LOC Toronto-Dominion Bank, VRDN (b)	3,600,000	3,600,000
Massachusetts - 0.0%
Massachusetts Dev. Fin. Agcy. Rev. (Boston Univ. Proj.):
Series U-6C, 3.5% 6/3/24, LOC TD Banknorth, NA, VRDN (b)	900,000	900,000
Series U-6E, 3.7% 6/3/24, LOC TD Banknorth, NA, VRDN (b)	800,000	800,000
TOTAL MASSACHUSETTS		1,700,000
Michigan - 0.0%
Central Michigan Univ. Rev. Series 2008 A, 3.36% 6/7/24, LOC TD Banknorth, NA, VRDN (b)	160,000	160,000
Mississippi - 0.0%
Mississippi Bus. Fin. Corp. (Chevron U.S.A., Inc. Proj.) Series 2007 C, 3.67% 6/3/24, VRDN (b)	800,000	800,000
Missouri - 0.0%
Missouri Health & Edl. Facilities Auth. Health Facilities Rev. (BJC Health Sys. Proj.) Series 2008 C, 3.33% 6/7/24, VRDN (b)	3,500,000	3,500,000
Missouri Health & Edl. Facilities Rev. Series 2018 F, 4% 6/3/24, VRDN (b)	1,500,000	1,500,000
TOTAL MISSOURI		5,000,000
New York - 0.1%
New York City Gen. Oblig.:
Series 2015 F6, 3.6% 6/3/24 (Liquidity Facility JPMorgan Chase Bank), VRDN (b)	375,000	375,000
Series 2018 E, 3.7% 6/3/24 (Liquidity Facility TD Banknorth, NA), VRDN (b)	150,000	150,000
Series 2023 A, 3.7% 6/3/24 (Liquidity Facility Bank of Montreal), VRDN (b)	5,800,000	5,800,000
New York City Hsg. Dev. Corp. Multifamily Hsg. Series 2020 I3, 3.31% 6/7/24 (Liquidity Facility TD Banknorth, NA), VRDN (b)	3,100,000	3,100,000
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2010 CC, 3.7% 6/3/24 (Liquidity Facility TD Banknorth, NA), VRDN (b)	250,000	250,000
Series 2011 DD-3A, 3.8% 6/3/24 (Liquidity Facility U.S. Bank NA, Cincinnati), VRDN (b)	1,465,000	1,465,000
Series 2021 EE2, 3.8% 6/3/24 (Liquidity Facility State Street Bank & Trust Co., Boston), VRDN (b)	1,000,000	1,000,000
Series 2023 CC, 3.7% 6/3/24 (Liquidity Facility Barclays Bank PLC), VRDN (b)	1,285,000	1,285,000
New York City Transitional Fin. Auth. Rev.:
Series 2013 C4, 3.6% 6/3/24 (Liquidity Facility JPMorgan Chase Bank), VRDN (b)	470,000	470,000
Series 2018 A4, 3.6% 6/3/24 (Liquidity Facility JPMorgan Chase Bank), VRDN (b)	200,000	200,000
TOTAL NEW YORK		14,095,000
Non-State Specific - 0.0%
Fed. Home Ln. Mtg. Corp. Series 2018 M46, 2.625% 6/7/24 (Liquidity Facility Freddie Mac), VRDN (b)(g)	3,560,000	3,007,282
North Carolina - 0.1%
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev.:
(Carolinas Healthcare Sys. Proj.) Series 2007 B, 3.55% 6/3/24 (Liquidity Facility JPMorgan Chase Bank), VRDN (b)	2,850,000	2,850,000
(Carolinas Healthcare Sys.) Series 2007 C, 3.55% 6/3/24 (Liquidity Facility JPMorgan Chase Bank), VRDN (b)	2,200,000	2,200,000
Series 2021 E, 4% 6/3/24, LOC Royal Bank of Canada, VRDN (b)	300,000	300,000
TOTAL NORTH CAROLINA		5,350,000
Oregon - 0.1%
Oregon Facilities Auth. Rev. Series 2018 B, 3.7% 6/3/24, LOC TD Banknorth, NA, VRDN (b)	14,425,000	14,425,000
Texas - 0.1%
Harris County Cultural Ed. Facilities Fin. Corp. Rev. Series 2020 B, 3.65% 6/3/24, VRDN (b)	1,500,000	1,500,000
Harris County Health Facilities Dev. Corp. Rev. (Methodist Hosp. Proj.) Series 2008 A2, 3.65% 6/3/24, VRDN (b)	4,600,000	4,600,000
Lower Neches Valley Auth. Indl. Dev. Corp. Exempt Facilities Rev. (ExxonMobil Proj.):
Series 2001 A, 3.67% 6/3/24, VRDN (b)	400,000	400,000
Series 2001 B, 3.74% 6/3/24, VRDN (b)(e)	1,155,000	1,155,000
Series 2001 B2, 3.74% 6/3/24, VRDN (b)(e)	1,180,000	1,180,000
TOTAL TEXAS		8,835,000
Utah - 0.1%
Murray City Hosp. Rev. (IHC Health Svcs., Inc. Proj.) Series 2005 A, 3.55% 6/3/24 (Liquidity Facility JPMorgan Chase Bank), VRDN (b)	8,950,000	8,950,000
Wisconsin - 0.1%
Pub. Fin. Auth. Health Care Sys. Rev.:
Series 2023 B, 3.6% 6/3/24, LOC TD Banknorth, NA, VRDN (b)	1,600,000	1,600,000
Series 2023 E, 3.34% 6/7/24, LOC Truist Bank, VRDN (b)	4,190,000	4,190,000
Univ. of Wisconsin Hosp. & Clinics Auth. Series B, 3.55% 6/3/24 (Liquidity Facility JPMorgan Chase Bank), VRDN (b)	500,000	500,000
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2008 B, 3.7% 6/3/24, LOC TD Banknorth, NA, VRDN (b)	250,000	250,000
TOTAL WISCONSIN		6,540,000
TOTAL MUNICIPAL NOTES (Cost $133,234,737)		132,957,282

Municipal Bond Funds - 28.0%
	Shares	Value ($)
Allspring Municipal Bond Fund - Class Admin	58,431,554	563,864,493
American High-Income Municipal Bond Fund Class F-2	7,950,868	118,388,430
BlackRock National Municipal Fund Investor A Shares	18,715,601	187,343,163
DWS Managed Municipal Bond Fund - Class S	36,987,984	296,273,751
DWS Strategic High Yield Tax-Free Fund Class S	82,586	863,851
Eaton Vance National Municipal Income Fund Class I	17,816,058	163,195,090
Franklin Federal Tax-Free Income Fund - Class R6	51,980,379	554,630,639
iShares National Municipal Bond ETF	3,928,218	415,369,771
MainStay MacKay High Yield Municipal Bond Fund Class A	6,599,797	77,151,626
T. Rowe Price Tax-Free High Yield Fund	5,894,473	64,131,870
Vanguard Long-Term Tax-Exempt Fund Admiral Shares	60,272,419	644,312,119
Vanguard Tax-Exempt Bond Index Fund ETF	7,052,194	350,635,086
TOTAL MUNICIPAL BOND FUNDS (Cost $3,417,520,878)		3,436,159,889

Money Market Funds - 1.3%
	Principal Amount (a)	Value ($)
Fidelity Investments Money Market Government Portfolio Institutional Class 5.24% (o)(p)	125,729,973	125,729,973
Fidelity Municipal Cash Central Fund 3.58% (q)(r)	2,371,757	2,372,231
Fidelity SAI Municipal Money Market Fund 3.5% (o)(p)	2,651	2,652
Invesco Government & Agency Portfolio Institutional Class 5.23% (o)	35,454,032	35,454,032
TOTAL MONEY MARKET FUNDS (Cost $163,558,888)		163,558,888

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $12,310,058,921)	12,221,824,207
NET OTHER ASSETS (LIABILITIES) - 0.3%	33,959,110
NET ASSETS - 100.0%	12,255,783,317

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	281	Sep 2024	34,404,938	(474,174)	(474,174)

Sold

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	260	Sep 2024	28,287,188	(158,295)	(158,295)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	80	Sep 2024	9,285,000	(85,249)	(85,249)

TOTAL SOLD					(243,544)

TOTAL FUTURES CONTRACTS					(717,718)
The notional amount of futures purchased as a percentage of Net Assets is 0.3%
The notional amount of futures sold as a percentage of Net Assets is 0.3%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(d)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(f)	Level 3 security
(g)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $487,494,472 or 4.0% of net assets.

(h)	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(i)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(j)	Non-income producing - Security is in default.
(k)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(l)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,534,466.
(m)	Provides evidence of ownership in one or more underlying municipal bonds.
(n)	Coupon rates are determined by re-marketing agents based on current market conditions.
(o)	The rate quoted is the annualized seven-day yield of the fund at period end.
(p)	Affiliated Fund
(q)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(r)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 3.58%	63,920,881	203,780,822	265,332,777	1,567,507	3,305	-	2,372,231	0.1%
Total	63,920,881	203,780,822	265,332,777	1,567,507	3,305	-	2,372,231

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Investments Money Market Government Portfolio Class I 5.2%	28,971,238	138,108,317	167,079,555	31,052	-	-	-
Fidelity Investments Money Market Government Portfolio Institutional Class 5.24%	500,511,324	1,228,026,461	1,602,807,812	17,979,107	-	-	125,729,973
Fidelity SAI Municipal Money Market Fund 3.50%	2,559	93	-	92	-	-	2,652
	529,485,121	1,366,134,871	1,769,887,367	18,010,251	-	-	125,732,625

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	8,622,105,430	-	8,617,761,885	4,343,545

Municipal Bond Funds	3,436,159,889	3,436,159,889	-	-

Money Market Funds	163,558,888	163,558,888	-	-
Total Investments in Securities:	12,221,824,207	3,599,718,777	8,617,761,885	4,343,545
Derivative Instruments: Liabilities
Futures Contracts	(717,718)	(717,718)	-	-
Total Liabilities	(717,718)	(717,718)	-	-
Total Derivative Instruments:	(717,718)	(717,718)	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Interest Rate Risk
Futures Contracts (a)	0	(717,718)
Total Interest Rate Risk	0	(717,718)
Total Value of Derivatives	0	(717,718)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Financial Statements
Statement of Assets and Liabilities
		May 31, 2024

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $12,181,954,065)	$12,093,719,351
Fidelity Central Funds (cost $2,372,231)	2,372,231
Other affiliated issuers (cost $125,732,625)	125,732,625

Total Investment in Securities (cost $12,310,058,921)		$12,221,824,207
Segregated cash with brokers for derivative instruments		864,500
Cash		100,000
Receivable for investments sold
Regular delivery		62,564,367
Delayed delivery		1,227,738
Receivable for fund shares sold		8,154,603
Dividends receivable		641,443
Interest receivable		119,504,296
Distributions receivable from Fidelity Central Funds		16,294
Receivable for daily variation margin on futures contracts		76,906
Prepaid expenses		27,252
Other receivables		8,065
Total assets		12,415,009,671
Liabilities
Payable for investments purchased
Regular delivery	$19,484,477
Delayed delivery	83,495,686
Payable for fund shares redeemed	15,946,006
Distributions payable	39,091,546
Accrued management fee	822,652
Other payables and accrued expenses	385,987
Total liabilities		159,226,354
Net Assets		$12,255,783,317
Net Assets consist of:
Paid in capital		$13,572,758,427
Total accumulated earnings (loss)		(1,316,975,110)
Net Assets		$12,255,783,317
Net Asset Value, offering price and redemption price per share ($12,255,783,317 ÷ 1,400,817,466 shares)		$8.75
Statement of Operations
		Year ended May 31, 2024
Investment Income
Dividends:
Unaffiliated issuers		$125,130,123
Affiliated issuers		18,010,251
Interest		335,542,472
Income from Fidelity Central Funds		1,567,507
Total income		480,250,353
Expenses
Management fee	$41,062,808
Custodian fees and expenses	99,884
Independent trustees' fees and expenses	73,877
Registration fees	347,835
Audit	97,189
Legal	15,719
Miscellaneous	79,358
Total expenses before reductions	41,776,670
Expense reductions	(31,571,728)
Total expenses after reductions		10,204,942
Net Investment income (loss)		470,045,411
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(224,427,663)
Fidelity Central Funds	3,305
Futures contracts	1,342,005
Capital gain distributions from underlying funds:
Unaffiliated issuers	87,337
Total net realized gain (loss)		(222,995,016)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	187,463,859
Futures contracts	14,378
Total change in net unrealized appreciation (depreciation)		187,478,237
Net gain (loss)		(35,516,779)
Net increase (decrease) in net assets resulting from operations		$434,528,632
Statement of Changes in Net Assets

	Year ended May 31, 2024	Year ended May 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$470,045,411	$382,747,239
Net realized gain (loss)	(222,995,016)	(724,931,313)
Change in net unrealized appreciation (depreciation)	187,478,237	293,754,165
Net increase (decrease) in net assets resulting from operations	434,528,632	(48,429,909)
Distributions to shareholders	(461,350,052)	(378,348,172)

Share transactions
Proceeds from sales of shares	6,218,932,448	19,178,105,406
Reinvestment of distributions	14,456	5,190
Cost of shares redeemed	(6,931,684,441)	(16,916,687,046)

Net increase (decrease) in net assets resulting from share transactions	(712,737,537)	2,261,423,550
Total increase (decrease) in net assets	(739,558,957)	1,834,645,469

Net Assets
Beginning of period	12,995,342,274	11,160,696,805
End of period	$12,255,783,317	$12,995,342,274

Other Information
Shares
Sold	727,263,758	2,198,716,832
Issued in reinvestment of distributions	1,655	593
Redeemed	(815,554,456)	(1,945,051,261)
Net increase (decrease)	(88,289,043)	253,666,164

Financial Highlights
Strategic Advisers® Municipal Bond Fund

Years ended May 31,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$8.73	$9.03	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.328	.293	.202
Net realized and unrealized gain (loss)	.015	(.305)	(.984)
Total from investment operations	.343	(.012)	(.782)
Distributions from net investment income	(.323)	(.288)	(.187)
Distributions from net realized gain	-	-	(.001)
Total distributions	(.323)	(.288)	(.188)
Net asset value, end of period	$8.75	$8.73	$9.03
Total Return D,E	4.00%	(.07)%	(7.92)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.33%	.34%	.31% H
Expenses net of fee waivers, if any	.08%	.09%	.06% H
Expenses net of all reductions	.08%	.09%	.06% H
Net investment income (loss)	3.76%	3.35%	2.27% H
Supplemental Data
Net assets, end of period (000 omitted)	$12,255,783	$12,995,342	$11,160,697
Portfolio turnover rate I	48%	117%	134% H

AFor the period June 17, 2021 (commencement of operations) through May 31, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended May 31, 2024

1. Organization.
Strategic Advisers Municipal Bond Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2024 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.  Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Municipal Bond Fund	$3,520

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or ETFs, futures transactions, market discount, contingent interest, capital loss carryforwards and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$153,568,682
Gross unrealized depreciation	(267,166,386)
Net unrealized appreciation (depreciation)	$(113,597,704)
Tax Cost	$12,335,421,911

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,202,795,522)
Net unrealized appreciation (depreciation) on securities and other investments	$(113,597,704)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(878,804,356)
Long-term	(323,991,166)
Total capital loss carryforward	$(1,202,795,522)

The tax character of distributions paid was as follows:

	May 31, 2024	May 31, 2023
Tax-Exempt Income	$427,508,318	$372,225,825
Ordinary Income	33,841,734	6,122,347
Total	$461,350,052	$378,348,172

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Municipal Bond Fund	5,822,516,099	6,401,713,083

Unaffiliated Exchanges In-Kind. During the period, the Fund redeemed shares of MainStay MacKay High Yield Municipal Bond Fund Class A in exchange for investments and cash, if any, as noted in the table below. The Fund had a net realized loss $2,448,977 on the Fund's redemptions of MainStay MacKay High Yield Municipal Bond Fund Class A, which is included in "Net Realized gain (loss) on Investment Securities: Unaffiliated issuers" in the accompanying Statement of Operations. The Fund recognized a net loss on the exchanges for federal income tax purposes.

Fund Name	Value of Investments ($)	Net realized gain (loss) ($)	Shares redeemed
MainStay MacKay High Yield Municipal Bond Fund Class A	89,218,096	(2,448,977)	8,037,956

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fund redeemed shares of Western Asset Managed Municipals Fund Class A, MFS Municipal Income Fund Class A and MainStay MacKay Tax Free Bond Fund Class A in exchange for investments and cash, if any, as noted in the table below. The Fund had a net realized loss $193,652,739 on the Fund's redemptions of Western Asset Managed Municipals Fund Class A, MFS Municipal Income Fund Class A and MainStay MacKay Tax Free Bond Fund Class A, which is included in "Net Realized gain (loss)" in the accompanying Statement of Changes in Net Assets. The Fund recognized a net loss on the exchanges for federal income tax purposes.

Fund Name	Value of Investments ($)	Net realized gain (loss) ($)	Shares redeemed
Western Asset Managed Municipals Fund Class A	1,069,484,120	(73,318,008)	70,038,253
MFS Municipal Income Fund Class A	1,158,725,927	(96,124,488)	140,451,627
MainStay MacKay Tax Free Bond Fund Class A	373,829,325	(24,210,243)	39,952,689
5. Fees and Other Transactions with Affiliates.
Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .60% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .33% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. Delaware Investments Fund Advisers, FIAM LLC (an affiliate of the investment adviser), Mackay Shields LLC, Massachusetts Financial Services Company (MFS), T. Rowe Price Associates, Inc. and Western Asset Management Company, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Strategic Advisers Municipal Bond Fund	24

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Strategic Advisers Municipal Bond Fund	11,013,458	-	-

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund redeemed shares of Fidelity Tax-Free Bond Fund, Fidelity SAI Municipal Income Fund and Fidelity SAI Tax-Free Bond Fund in exchange for investments and cash, if any, as noted in the table below. The Fund had a net realized loss of $167,992,109 on the Fund's redemptions of Fidelity Tax-Free Bond Fund, Fidelity SAI Municipal Income Fund and Fidelity SAI Tax-Free Bond Fund, which is included in "Net Realized gain (loss)" in the accompanying Statement of Changes in Net Assets. The Fund recognized a net loss on the exchanges for federal income tax purposes.

Fund Name	Value of Investments ($)	Net realized gain (loss) ($)	Shares redeemed
Fidelity Tax-Free Bond Fund	180,390,645	(9,650,202)	16,954,008
Fidelity SAI Municipal Income Fund	1,510,770,968	(147,856,951)	157,700,519
Fidelity SAI Tax-Free Bond Fund	131,430,855	(10,484,956)	13,577,568

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers Municipal Bond Fund	7,939
6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Strategic Advisers Municipal Bond Fund	22,286
8. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2026. During the period, this waiver reduced the Fund's management fee by $31,243,291. Expense reductions also include certain voluntary fee discount arrangements, which are currently in effect for the Fund. During the period, these voluntary arrangements amounted to $263,891.

Through arrangements with the Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $64,546, respectively.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Municipal Bond Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of May 31, 2024, the related statement of operations for the year ended May 31, 2024, the statement of changes in net assets for each of the two years in the period ended May 31, 2024, including the related notes, and the financial highlights for each of the two years in the period ended May 31, 2024 and for the period June 17, 2021 (commencement of operations) through May 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2024 and the financial highlights for each of the two years in the period ended May 31, 2024 and for the period June 17, 2021 (commencement of operations) through May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 36.90% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

During fiscal year ended 2024, 95.80% of the fund's income dividends was free from federal income tax, and 14.80% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 10: Renumeration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Note: This is not applicable for any fund included in this document.

1.9903614.102
SAM-ANN-0724
Strategic Advisers® Alternatives Fund
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
May 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies (Annual Report)
Strategic Advisers® Alternatives Fund
Consolidated Schedule of Investments May 31, 2024
Showing Percentage of Net Assets
Nonconvertible Bonds - 2.0%
		Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.0%
AT&T, Inc. CME Term SOFR 3 Month Index + 1.440% 6.7625% 6/12/24 (b)(c)		1,000,000	1,000,267
Media - 0.0%
Warnermedia Holdings, Inc. 3.638% 3/15/25		1,000,000	983,016
Wireless Telecommunication Services - 0.1%
Rogers Communications, Inc. 2.95% 3/15/25		1,000,000	977,658
Sprint Corp. 7.125% 6/15/24		500,000	500,081
			1,477,739
TOTAL COMMUNICATION SERVICES			3,461,022
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
American Honda Finance Corp. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.780% 6.109% 4/23/25 (b)(c)		1,000,000	1,003,374
Hyundai Capital America:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.150% 6.4727% 8/4/25 (b)(c)(d)		300,000	301,559
0.875% 6/14/24 (d)		600,000	599,090
			1,904,023
CONSUMER STAPLES - 0.1%
Food Products - 0.0%
Tyson Foods, Inc. 3.95% 8/15/24		1,200,000	1,195,463
Tobacco - 0.1%
BAT Capital Corp. 3.222% 8/15/24		1,700,000	1,690,991
TOTAL CONSUMER STAPLES			2,886,454
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Energy Transfer LP 2.9% 5/15/25		400,000	389,433
FINANCIALS - 1.1%
Banks - 0.5%
Banco Santander SA U.S. TREASURY 1 YEAR INDEX + 0.450% 5.742% 6/30/24 (b)(c)		600,000	599,613
Bank of America Corp. 3.093% 10/1/25 (b)		500,000	495,418
Bank of Montreal U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.320% 5.6541% 7/9/24 (b)(c)		400,000	400,032
Bank of Nova Scotia U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.380% 5.707% 7/31/24 (b)(c)		200,000	200,051
Bank of Queensland Ltd. Australian Bank Bill 3 Months Rate + 0.870% 5.2239% 12/18/24 (Reg. S) (b)(c)	AUD	1,600,000	1,066,442
Barclays PLC 3.65% 3/16/25		915,000	900,328
BNP Paribas SA 3.375% 1/9/25 (d)		1,000,000	985,414
Credit Agricole SA 3.25% 10/4/24 (d)		1,000,000	991,454
DBS Group Holdings Ltd. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.610% 5.9551% 9/12/25 (b)(c)(d)		800,000	802,535
Lloyds Banking Group PLC 3.87% 7/9/25 (b)		1,000,000	997,898
Mitsubishi UFJ Financial Group, Inc. 5.541% 4/17/26 (b)		400,000	399,354
National Bank of Canada U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.490% 5.8127% 8/6/24 (b)(c)		800,000	800,311
NatWest Markets PLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.450% 6.7931% 3/22/25 (Reg. S) (b)(c)		500,000	503,959
3.479% 3/22/25 (d)		500,000	491,767
Santander UK PLC 2.875% 6/18/24		400,000	399,500
Standard Chartered PLC U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.930% 6.2504% 11/23/25 (Reg. S) (b)(c)		500,000	501,279
Sumitomo Mitsui Financial Group, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.300% 6.6308% 7/13/26 (b)(c)		500,000	507,015
Swedbank AB 5.337% 9/20/27 (Reg. S)		1,000,000	996,900
Wells Fargo & Co. 2.406% 10/30/25 (b)		1,000,000	986,305
			13,025,575
Capital Markets - 0.4%
CPPIB Capital, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.250% 6.5955% 3/11/26 (b)(c)		3,000,000	3,050,458
Credit Suisse AG 4.75% 8/9/24		1,500,000	1,496,986
GA Global Funding Trust U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.500% 5.846% 9/13/24 (b)(c)(d)		800,000	800,248
Goldman Sachs Group, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.500% 5.8517% 9/10/24 (b)(c)		600,000	600,232
Morgan Stanley 2.188% 4/28/26 (b)		1,200,000	1,162,614
Nomura Holdings, Inc. 2.648% 1/16/25		500,000	489,884
PSP Capital, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.240% 5.5877% 3/3/25 (b)(c)(d)		1,500,000	1,499,914
			9,100,336
Consumer Finance - 0.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 3.5% 1/15/25		1,100,000	1,083,815
Ford Motor Credit Co. LLC 4.687% 6/9/25		1,000,000	989,221
Toyota Motor Credit Corp. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.620% 5.95% 6/13/24 (b)(c)		1,000,000	1,000,100
			3,073,136
Insurance - 0.1%
Jackson National Life Global Funding 1.75% 1/12/25 (d)		1,000,000	974,717
New York Life Global Funding U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.580% 5.9112% 1/16/26 (b)(c)(d)		1,000,000	1,002,652
			1,977,369
TOTAL FINANCIALS			27,176,416
HEALTH CARE - 0.2%
Biotechnology - 0.0%
Amgen, Inc. 5.25% 3/2/25		700,000	698,297
Health Care Equipment & Supplies - 0.1%
Baxter International, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.440% 5.7628% 11/29/24 (b)(c)		200,000	199,958
1.322% 11/29/24		1,000,000	978,453
			1,178,411
Health Care Providers & Services - 0.1%
HCA Holdings, Inc. 5.375% 2/1/25		800,000	797,278
Life Sciences Tools & Services - 0.0%
Revvity, Inc. 0.85% 9/15/24		500,000	492,819
Pharmaceuticals - 0.0%
Haleon UK Capital PLC 3.125% 3/24/25		500,000	489,635
TOTAL HEALTH CARE			3,656,440
INDUSTRIALS - 0.1%
Building Products - 0.0%
Carrier Global Corp. 2.242% 2/15/25		1,000,000	975,994
Machinery - 0.1%
Westinghouse Air Brake Tech Co. 3.2% 6/15/25		1,200,000	1,169,608
Passenger Airlines - 0.0%
Southwest Airlines Co. 5.25% 5/4/25		1,000,000	996,075
TOTAL INDUSTRIALS			3,141,677
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment, Instruments & Components - 0.0%
Arrow Electronics, Inc. 3.25% 9/8/24		500,000	496,515
Dell International LLC/EMC Corp. 4% 7/15/24		300,000	299,389
			795,904
Software - 0.1%
VMware, Inc. 1% 8/15/24		1,000,000	990,140
TOTAL INFORMATION TECHNOLOGY			1,786,044
UTILITIES - 0.2%
Electric Utilities - 0.1%
ENEL Finance International NV 2.65% 9/10/24 (d)		969,000	960,509
Eversource Energy 4.2% 6/27/24		1,000,000	998,865
Georgia Power Co. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.750% 6.0715% 5/8/25 (b)(c)		423,000	424,562
Mississippi Power Co. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.300% 5.6413% 6/28/24 (b)(c)		700,000	700,002
NextEra Energy Capital Holdings, Inc. 6.051% 3/1/25		50,000	50,104
			3,134,042
Multi-Utilities - 0.1%
DTE Energy Co. 4.22% 11/1/24		1,300,000	1,291,147
TOTAL UTILITIES			4,425,189
TOTAL NONCONVERTIBLE BONDS (Cost $48,765,000)			48,826,698

U.S. Government and Government Agency Obligations - 0.8%
	Principal Amount (a)	Value ($)
U.S. Government Agency Obligations - 0.1%
Federal Home Loan Bank 6% 5/3/27	1,000,000	1,000,000
Freddie Mac:
5.375% 4/24/25	1,000,000	999,502
5.7% 3/6/26	1,500,000	1,500,027
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		3,499,529
U.S. Treasury Obligations - 0.7%
U.S. Treasury Bills, yield at date of purchase:
5.28% to 5.34% 6/13/24 to 9/17/24 (e)	15,913,000	15,745,857
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $19,241,746)		19,245,386

U.S. Government Agency - Mortgage Securities - 0.6%
	Principal Amount (a)	Value ($)
Ginnie Mae - 0.3%
6% 7/1/54 (f)	5,800,000	5,827,729
Uniform Mortgage Backed Securities - 0.3%
6% 6/1/54 (f)	400,000	400,515
6% 6/1/54 (f)	1,421,000	1,422,831
6% 7/1/54 (f)	2,721,000	2,723,443
6% 7/1/54 (f)	179,000	179,161
6.5% 6/1/54 (f)	2,900,000	2,947,691
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		7,673,641
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $13,496,922)		13,501,370

Asset-Backed Securities - 0.7%
		Principal Amount (a)	Value ($)
Allegro Clo Xi Ltd. Series 2024-2A Class A1AR, CME Term SOFR 3 Month Index + 1.250% 6.5766% 1/19/33 (b)(c)(d)		1,000,000	1,006,029
Capital One Prime Auto Receivables Trust Series 2022-2 Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.650% 5.9737% 9/15/25 (b)(c)		28,456	28,463
Carlyle Global Market Strategi Series 2024-4A Class A1RR, CME Term SOFR 3 Month Index + 1.220% 6.5446% 7/20/32 (b)(c)(d)		400,000	401,102
Carmax Series 2023-3 Class A2A, 5.72% 11/16/26		234,799	234,781
Carval Clo I Ltd. / Carval Clo Series 2024-1A Class AR, CME Term SOFR 3 Month Index + 1.230% 6.554% 7/16/31 (b)(c)(d)		1,000,000	1,001,795
Citibank Credit Card Issuance Trust:
Series 2017-A6 Class A6, CME Term SOFR 1 Month Index + 0.880% 6.2044% 5/14/29 (b)(c)		900,000	910,036
Series 2023-A1 Class A1, 5.23% 12/8/27		500,000	498,708
Citizens Auto Receivables Trus Series 2023-2 Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.730% 6.0537% 10/15/26 (b)(c)(d)		489,150	489,932
Citizens Auto Receivables Trust Series 2024-1 Class A1, 5.616% 1/15/25 (d)		212,857	212,874
Cumulus Static Clo 3 month EURIBOR EURO INTER + 1.200% 5.025% 11/15/33 (b)(c)(d)	EUR	300,000	324,726
Dell Equipment Finance Trust 2023-2 Series 2023-2 Class A2, 5.84% 1/22/29 (d)		288,563	288,720
Evergreen Credit Card Trust Series 2021-1 Class A, 0.9% 10/15/26 (d)		800,000	785,450
Fifth Third Auto Trust Series 2023-1 Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.530% 5.8537% 11/16/26 (b)(c)		150,817	150,902
Ford Credit Auto Lease Trust Series 2023-B Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.590% 5.9137% 2/15/26 (b)(c)		798,076	798,907
GM Financial Automobile Leasing Trust Series 2023-2 Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.820% 6.1434% 10/20/25 (b)(c)		14,454	14,476
Hyundai Auto Lease Securitizat Series 2023-B Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.750% 6.0737% 9/15/25 (b)(c)(d)		115,331	115,423
Master Credit Card Trust Ii Series 2023-2A Class A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.850% 6.1737% 1/21/27 (b)(c)(d)		1,200,000	1,205,084
MF1 Multifamily Housing Mortgage Loan Trust Series 2021-FL7 Class A, CME Term SOFR 1 Month Index + 1.190% 6.5146% 10/16/36 (b)(c)(d)		524,170	521,180
Mountain View Clo Xvi Ltd. Series 2024-1A Class A1R, CME Term SOFR 3 Month Index + 1.460% 6.7886% 4/15/34 (b)(c)(d)		1,000,000	1,000,860
Ozlm Xvii Ltd. Series 2024-17A Class A1RR, CME Term SOFR 3 Month Index + 1.150% 6.4746% 7/20/30 (b)(c)(d)		1,000,000	1,001,483
Rad Clo 4 Ltd. Series 2024-4A Class AR, CME Term SOFR 3 Month Index + 1.230% 0% 4/25/32 (b)(c)(d)		1,000,000	1,003,516
Sound Point Clo Xxviii Ltd. Series 2024-3A Class A1R, 6.6036% 1/25/32 (b)(d)		1,000,000	1,005,016
Toyota Auto Receivables Owner Trust:
Series 2022-C Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.570% 5.8937% 8/15/25 (b)(c)		48,716	48,727
Series 2023-C Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.400% 5.7237% 8/17/26 (b)(c)		619,103	619,395
Trillium Credit Card Trust Ii Series 2023-3A Class A, U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.850% 6.1862% 8/26/28 (b)(c)(d)		1,200,000	1,205,280
Volkswagen Auto Loan Enhanced Series 2023-1 Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.520% 5.8434% 12/21/26 (b)(c)		681,658	682,085
WOART Series 2023-A Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.430% 5.7537% 7/15/26 (b)(c)		306,905	307,008
World Omni Auto Receivables Trust Series 2023-C Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.410% 5.7337% 12/15/26 (b)(c)		473,184	473,472
World Omni Automobile Lease Series 2023-A Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.760% 6.0837% 11/17/25 (b)(c)		108,992	109,123
TOTAL ASSET-BACKED SECURITIES (Cost $16,390,745)			16,444,553

Collateralized Mortgage Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Government Agency - 0.1%
Fannie Mae floater Series 2024-10 Class AF, 6.1691% 12/25/50 (b)	93,192	92,756
Freddie Mac floater Series 2024-5383 Class AF, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.000% 6.1824% 8/15/48 (b)(c)	84,047	83,867
Ginnie Mae guaranteed REMIC pass-thru certificates floater Series 2017-H05 Class FC, CME Term SOFR 1 Month Index + 0.860% 6.1886% 2/20/67 (b)(c)	1,218,078	1,218,599

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,387,341)		1,395,222

Foreign Government and Government Agency Obligations - 0.0%
		Principal Amount (a)	Value ($)
Brazil Letras Do Tesouro Nacio, yield at date of purchase 10.26% to 10.3067% 7/1/24 (Cost $955,230)	BRL	4,700,000	887,672

Certificates of Deposit - 0.0%
	Principal Amount (a)	Value ($)
Bank of Tokyo-Mitsubishi Ufj Australian Bank Bill 3 Months Rate + 0.870% 5.215% 2/17/26 (b)(c)	500,000	334,014
Mizuho Bank Ltd. Australian Bank Bill 3 Months Rate + 0.540% 4.8826% 2/21/25 (b)(c)	1,500,000	998,864
TOTAL CERTIFICATES OF DEPOSIT (Cost $1,328,795)		1,332,878

Alternative Funds - 90.3%
	Shares	Value ($)
Alternative Funds - 90.3%
Abbey Capital Futures Strategy Fund Class A	426	5,102
Absolute Convertible Arbitrage Fund Investor Shares	13,818,540	155,044,022
American Beacon AHL Managed Futures Strategy Fund A Class	6,723,856	71,407,353
BlackRock Global Equity Market Neutral Fund Investor A Shares	9,054,170	126,486,748
BlackRock Systematic Multi-Strategy Fund Investor A Shares	25,240,259	255,431,427
Credit Suisse Multialternative Strategy Fund Class A Shares	5,417,166	49,458,726
Eaton Vance Global Macro Absolute Return Advantage Fund Class A	22,944,108	241,142,570
Fidelity SAI Alternative Risk Premia Commodity Strategy Fund (g)	12,488,095	122,133,571
Fidelity SAI Alternative Risk Premia Strategy Fund (g)	3,969,402	39,495,555
Fidelity SAI Convertible Arbitrage Fund (g)	22,511,898	232,097,672
First Trust Merger Arbitrage Fund Class I	16,289,752	177,884,095
Fulcrum Diversified Absolute Return Fund Super Institutional Class	5,439,078	51,834,414
JHancock Diversified Macro Fund Class A	14,580,022	142,446,820
LoCorr Long/Short Commodity Strategies Fund Class A	6,756,190	65,467,476
Stone Ridge Diversified Alternatives Fund Class I	13,760,342	146,410,037
T. Rowe Price Dynamic Global Bond Fund Investor Class	656	5,117
The Merger Fund Class A	10,734,753	183,886,322
Victory Market Neutral Income Fund Class I	14,653,048	124,990,501

TOTAL ALTERNATIVE FUNDS (Cost $2,153,717,308)		2,185,627,528

Money Market Funds - 4.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (h)	4,763,263	4,764,215
Fidelity Investments Money Market Government Portfolio Institutional Class 5.24% (g)(i)	112,099,976	112,099,976
State Street Institutional U.S. Government Money Market Fund Investor Class 5.28% (i)	96,997	96,997
State Street Institutional U.S. Government Money Market Fund Premier Class 5.26% (i)	1,340,717	1,340,717
TOTAL MONEY MARKET FUNDS (Cost $118,301,905)		118,301,905

Repurchase Agreements - 1.0%
	Maturity Amount ($)	Value ($)
With Standard Chartered Bank PLC at:
5.39%, dated 6/3/24 due 6/4/24 (j)	12,201,827	12,200,000
5.44%, dated 5/31/24 due 6/3/24 (Collateralized by U.S. Treasury Obligations valued at $12,805,803, 2.38%, 10/15/28)	12,805,803	12,800,000
TOTAL REPURCHASE AGREEMENTS (Cost $25,000,000)		25,000,000

Purchased Options - 0.0%
	Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Put Options
S&P 500 Index	Chicago Board Options Exchange	64	33,776,064	4,930	07/19/24	87,680
S&P 500 Index	Chicago Board Options Exchange	89	46,969,839	3,500	04/17/25	181,560
S&P 500 Index	Chicago Board Options Exchange	62	32,720,562	5,050	08/16/24	229,710
S&P 500 Index	Chicago Board Options Exchange	101	53,302,851	3,700	05/16/25	280,275
S&P 500 Index	Chicago Board Options Exchange	64	33,776,064	5,000	06/21/24	34,240
S&P 500 Index	Chicago Board Options Exchange	95	50,136,345	3,500	03/21/25	172,900

						986,365
TOTAL PURCHASED OPTIONS (Cost $2,164,521)						986,365

For the period, the average monthly notional amount at value for purchased options in the aggregate was $334,667,479.
TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $2,400,749,513)	2,431,549,577
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(10,869,104)
NET ASSETS - 100.0%	2,420,680,473

TBA Sale Commitments
	Principal Amount (a)	Value ($)
Uniform Mortgage Backed Securities
5% 6/1/39	(900,000)	(890,648)
5% 6/1/39	(500,000)	(494,805)
5% 6/1/39	(1,300,000)	(1,286,493)
6% 6/1/54	(2,000,000)	(2,002,577)
6% 7/1/54	(3,421,000)	(3,424,072)
6.5% 6/1/54	(2,900,000)	(2,947,691)

TOTAL TBA SALE COMMITMENTS (Proceeds $11,012,302)		(11,046,286)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
CME Three-Month SOFR Index Contracts (United States)	26	Mar 2025	6,176,950	(70,554)	(70,554)
Eurex Euro-BTP Contracts (Germany)	7	Sep 2024	882,732	(159)	(159)

TOTAL BOND INDEX CONTRACTS					(70,713)

Commodity Futures Contracts
CBOT HRW Wheat Contracts (United States)	22	Sep 2024	795,575	(20,262)	(20,262)
CBOT Wheat Contracts (United States)	31	Sep 2024	1,084,225	(10,621)	(10,621)
CME Lean Hogs Contracts (United States)	21	Oct 2024	696,360	(6,698)	(6,698)
CME Live Cattle Contracts (United States)	8	Aug 2024	571,040	(9,101)	(9,101)
COMEX Copper Contracts (United States)	26	Sep 2024	2,996,825	105,619	105,619
COMEX Gold 100 oz. Contracts (United States)	16	Aug 2024	3,753,280	(169,525)	(169,525)
COMEX Silver Contracts (United States)	13	Jul 2024	1,978,600	111,185	111,185
EEX Phelix-DE Base Contracts (Germany)	1	Jun 2024	200,863	(9,383)	(9,383)
ENDEX Dutch TTF Natural Gas Contracts (Netherlands)	5	Jul 2024	139,183	10,692	10,692
Euronext Mill Wheat Contracts (France)	121	Sep 2024	1,701,860	137,812	137,812
ICE Rotterdam Coal Contracts (United Kingdom)	2	Oct 2024	250,600	4,231	4,231
ICE Rotterdam Coal Contracts (United Kingdom)	2	Nov 2024	250,900	4,531	4,531
ICE Rotterdam Coal Contracts (United Kingdom)	2	Dec 2024	251,500	5,131	5,131
ICE Brent Crude Contracts (United Kingdom)	3	Jul 2024	242,610	(19,056)	(19,056)
ICE Cocoa Contracts (United Kingdom)	5	Jul 2024	474,276	(13,033)	(13,033)
ICE Cocoa Contracts (United States)	4	Sep 2024	343,440	51,956	51,956
ICE Coffee 'C' Contracts (United States)	31	Sep 2024	2,572,031	225,762	225,762
ICE ENDEX ECX Emissions Contracts (Netherlands)	9	Dec 2024	723,620	(11,910)	(11,910)
ICE Natural Gas Contracts (United Kingdom)	15	Jun 2024	484,864	(11,708)	(11,708)
ICE Robusta Coffee 10-T Contracts (United Kingdom)	24	Jul 2024	988,800	108,818	108,818
LME Aluminum Contracts (United Kingdom)	55	Aug 2024	3,641,646	111,201	111,201
LME Nickel Contracts (United Kingdom)	23	Sep 2024	2,727,766	(77,407)	(77,407)
LME Zinc Contracts (United Kingdom)	26	Aug 2024	1,927,666	25,423	25,423
MGEX Hard Red Spring Wheat Contracts (United States)	14	Jul 2024	517,825	24,522	24,522
NYMEX Natural Gas Contracts (United States)	17	Jul 2024	452,540	(71,500)	(71,500)
NYMEX Platinum Contracts (United States)	39	Jul 2024	2,031,900	18,624	18,624
NYMEX WTI Crude Oil Contracts (United States)	6	Jul 2024	460,380	(36,550)	(36,550)

TOTAL COMMODITY FUTURES CONTRACTS					478,753

Equity Index Contracts
ASX SPI 200 Index Contracts (Australia)	23	Jun 2024	2,953,106	(24,378)	(24,378)
CME E-mini NASDAQ 100 Index Contracts (United States)	7	Jun 2024	2,602,740	12,002	12,002
CME E-mini Russell 2000 Index Contracts (United States)	10	Jun 2024	1,037,900	(8,218)	(8,218)
CME E-mini S&P 500 Index Contracts (United States)	2	Jun 2024	529,550	(116)	(116)
Eurex Dax Index Contracts (Germany)	2	Jun 2024	1,005,353	(10,737)	(10,737)
Eurex Euro Stoxx 50 Index Contracts (Germany)	275	Jun 2024	2,190,919	363,717	363,717
Euronext CAC 40 10 Index Contracts (France)	7	Jun 2024	607,172	(13,849)	(13,849)
HKFE Hang Seng China Enterprises Index Contracts (Hong Kong)	74	Jun 2024	3,007,161	(132,850)	(132,850)
HKFE Hang Seng Index Contracts (Hong Kong)	22	Jun 2024	2,533,106	(95,443)	(95,443)
ICE FTSE 100 Index Contracts (United Kingdom)	27	Jun 2024	2,850,778	28,397	28,397
IDEM FTSE MIB Index Contracts (Italy)	10	Jun 2024	1,875,672	97,163	97,163
JPX TOPIX Index Contracts (Japan)	11	Jun 2024	1,938,893	45,046	45,046
MEFF IBEX 35 Index Contracts (Spain)	19	Jun 2024	2,334,323	22,984	22,984
MSCI Sing IX ETS Index Contracts (Singapore)	182	Jun 2024	4,160,731	(42,683)	(42,683)
NSE IFSC Nifty 50 Contract (India)	43	Jun 2024	1,951,168	(41,975)	(41,975)
OMX Stockholm 30 Index Contracts (Sweden)	184	Jun 2024	4,562,431	(45,443)	(45,443)
SAF FTSE JSE TOP 40 Index Contracts (South Africa)	42	Jun 2024	1,582,116	(45,688)	(45,688)
SGX FTSE China A50 Index Contracts (Singapore)	303	Jun 2024	3,745,686	(73,364)	(73,364)
SGX FTSE Taiwan Index Contracts (Singapore)	47	Jun 2024	3,379,300	(101,825)	(101,825)
TME S&P/TSX 60 Index Contracts (Canada)	8	Jun 2024	1,566,484	(10,440)	(10,440)
WSE WIG20 Index Contracts (Poland)	114	Jun 2024	1,441,694	70,070	70,070

TOTAL EQUITY INDEX CONTRACTS					(7,630)

Treasury Contracts
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	19	Sep 2024	2,128,594	(14,129)	(14,129)

TOTAL PURCHASED					386,281

Sold

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	47	Jun 2024	3,523,030	26,255	26,255
CME Three-Month SOFR Index Contracts (United States)	140	Sep 2025	33,407,500	217,685	217,685
Eurex Euro-BTP Contracts (Germany)	109	Sep 2024	12,416,032	1,218	1,218
Eurex Euro-Oat Contracts (Germany)	6	Sep 2024	809,295	(3,196)	(3,196)
ICE Three Month SONIA Index Contracts (United States)	59	Sep 2025	17,946,585	48,206	48,206
ICE Three-Month EURIBOR Index Contracts (United States)	103	Jun 2025	27,069,705	114,266	114,266

TOTAL BOND INDEX CONTRACTS					404,434

Commodity Futures Contracts
CBOT Corn Contracts (United States)	29	Sep 2024	658,300	31,828	31,828
CBOT Soybean Contracts (United States)	40	Nov 2024	2,369,000	22,097	22,097
CBOT Soybean Meal Contracts (United States)	45	Dec 2024	1,617,300	54,382	54,382
CBOT Soybean Oil Contracts (United States)	105	Dec 2024	2,901,780	(109,780)	(109,780)
ICE Cotton No. 2 Contracts (United States)	62	Dec 2024	2,328,410	21,572	21,572
ICE Low Sulphur Gasoil Contracts (United States)	15	Aug 2024	1,106,250	61,555	61,555
ICE Sugar No. 11 Contracts (United States)	151	Sep 2024	3,093,205	168,710	168,710
ICE White Sugar Contracts (United Kingdom)	44	Jul 2024	1,191,740	28,457	28,457
LME Lead Contracts (United Kingdom)	7	Aug 2024	397,108	9,074	9,074
NYMEX Gasoline RBOB Contracts (United States)	11	Jul 2024	1,108,384	11,712	11,712
NYMEX NY Harbor ULSD Contracts (United States)	17	Jul 2024	1,716,170	48,628	48,628
NYMEX Palladium Contracts (United States)	13	Sep 2024	1,186,770	128,706	128,706
SGX Iron Ore Index Contracts (Singapore)	36	Jul 2024	415,728	(3,452)	(3,452)

TOTAL COMMODITY FUTURES CONTRACTS					473,489

Equity Index Contracts
Cboe VIX Index Contracts (United States)	91	Jun 2024	1,254,854	(5,383)	(5,383)
Eurex VSTOXX Index Contracts (Germany)	168	Jun 2024	259,761	(10,485)	(10,485)
SGX Nikkei 225 Index Contracts (Singapore)	1	Jun 2024	122,278	(2,385)	(2,385)

TOTAL EQUITY INDEX CONTRACTS					(18,253)

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	7	Sep 2024	1,425,922	2,671	2,671
CBOT 5-Year U.S. Treasury Note Contracts (United States)	31	Sep 2024	3,279,703	10,131	10,131
SFE 3-Year Treasury Bond Contracts (Australia)	207	Jun 2024	14,524,295	54,883	54,883

TOTAL TREASURY CONTRACTS					67,685

TOTAL SOLD					927,355

TOTAL FUTURES CONTRACTS					1,313,636
The notional amount of futures purchased as a percentage of Net Assets is 3.5%
The notional amount of futures sold as a percentage of Net Assets is 5.6%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

EUR	70,000	USD	75,925	BNP Paribas S.A.	6/03/24	29
HKD	2,251,000	USD	287,939	Barclays Bank PLC	6/03/24	(102)
USD	8,073	ILS	30,000	Barclays Bank PLC	6/03/24	(25)
AUD	6,357,000	USD	4,203,376	Barclays Bank PLC	6/04/24	26,254
AUD	232,000	USD	151,554	Barclays Bank PLC	6/04/24	2,807
CAD	7,513,267	USD	5,487,014	BNP Paribas S.A.	6/04/24	25,489
CHF	31,746	USD	34,939	BNP Paribas S.A.	6/04/24	242
CHF	28,753	USD	31,864	Bank of America, N.A.	6/04/24	1
CHF	612,771	USD	671,189	Citibank, N.A.	6/04/24	7,894
CHF	6,463,661	USD	7,129,908	UBS AG	6/04/24	33,234
EUR	56,000	USD	60,899	BNP Paribas S.A.	6/04/24	(136)
EUR	393,000	USD	421,591	BNP Paribas S.A.	6/04/24	4,834
EUR	18,000	USD	19,435	BNP Paribas S.A.	6/04/24	96
EUR	68,000	USD	73,949	BNP Paribas S.A.	6/04/24	(165)
EUR	13,000	USD	14,105	BNP Paribas S.A.	6/04/24	1
EUR	18,000	USD	19,531	BNP Paribas S.A.	6/04/24	0
EUR	4,422,000	USD	4,794,944	Bank of America, N.A.	6/04/24	3,148
EUR	28,000	USD	30,159	Bank of America, N.A.	6/04/24	223
EUR	45,000	USD	48,612	Bank of America, N.A.	6/04/24	216
EUR	24,000	USD	26,105	Bank of America, N.A.	6/04/24	(64)
EUR	28,000	USD	30,110	Citibank, N.A.	6/04/24	271
EUR	78,000	USD	83,870	Citibank, N.A.	6/04/24	763
GBP	1,520,668	USD	1,903,517	BNP Paribas S.A.	6/04/24	34,194
GBP	31,000	USD	38,692	Bank of America, N.A.	6/04/24	810
GBP	31,000	USD	39,243	Citibank, N.A.	6/04/24	259
GBP	27,000	USD	34,365	Citibank, N.A.	6/04/24	40
GBP	41,000	USD	52,108	Citibank, N.A.	6/04/24	136
GBP	45,000	USD	56,155	State Street Bank And Trust Co	6/04/24	1,186
GBP	868,240	USD	1,087,192	State Street Bank And Trust Co	6/04/24	19,163
JPY	1,732,406,783	USD	11,034,543	BNP Paribas S.A.	6/04/24	(18,698)
NOK	3,184,433	USD	290,166	Bank of America, N.A.	6/04/24	13,220
NOK	329,922	USD	30,005	Barclays Bank PLC	6/04/24	1,428
SEK	1,125,000	USD	103,700	BNP Paribas S.A.	6/04/24	3,199
SGD	7,310,345	USD	5,423,909	JPMorgan Chase Bank, N.A.	6/04/24	(13,648)
USD	219,611	AUD	328,000	BNP Paribas S.A.	6/04/24	1,376
USD	281,714	AUD	431,000	BNP Paribas S.A.	6/04/24	(5,051)
USD	3,809,544	AUD	5,830,000	UBS AG	6/04/24	(69,447)
USD	5,259,810	CAD	7,179,713	Barclays Bank PLC	6/04/24	(7,964)
USD	230,760	CAD	315,000	Morgan Stanley International	6/04/24	(357)
USD	7,830,872	CHF	7,137,011	Barclays Bank PLC	6/04/24	(78,488)
USD	10,728	EUR	10,000	BNP Paribas S.A.	6/04/24	(123)
USD	577,389	EUR	534,000	BNP Paribas S.A.	6/04/24	(2,028)
USD	69,361	EUR	64,000	Bank of America, N.A.	6/04/24	(82)
USD	462,074	EUR	429,000	Bank of America, N.A.	6/04/24	(3,412)
USD	28,847	EUR	27,000	Barclays Bank PLC	6/04/24	(449)
USD	4,429,874	EUR	4,127,000	Barclays Bank PLC	6/04/24	(48,127)
USD	1,838,778	GBP	1,439,668	BNP Paribas S.A.	6/04/24	4,281
USD	38,851	GBP	31,000	Citibank, N.A.	6/04/24	(650)
USD	60,075	GBP	48,000	Citibank, N.A.	6/04/24	(1,089)
USD	115,418	GBP	92,000	JPMorgan Chase Bank, N.A.	6/04/24	(1,813)
USD	106,680	GBP	85,000	State Street Bank And Trust Co	6/04/24	(1,631)
USD	11,178,515	JPY	1,734,078,362	Morgan Stanley International	6/04/24	152,042
USD	335,275	NOK	3,529,687	Barclays Bank PLC	6/04/24	(1,004)
USD	106,088	SEK	1,127,919	Citibank, N.A.	6/04/24	(1,088)
USD	5,405,817	SGD	7,308,718	Bank of America, N.A.	6/04/24	(3,241)
USD	118,481	TRY	4,034,323	Citibank, N.A.	6/14/24	(5,601)
HUF	54,417,000	USD	152,021	Barclays Bank PLC	6/17/24	(572)
HUF	62,727,566	USD	176,637	Barclays Bank PLC	6/17/24	(2,060)
HUF	24,672,000	USD	69,512	JPMorgan Chase Bank, N.A.	6/17/24	(847)
HUF	4,986,684	USD	13,964	Morgan Stanley International	6/17/24	(85)
HUF	13,269,000	USD	37,255	Morgan Stanley International	6/17/24	(325)
USD	288,094	HKD	2,251,000	Barclays Bank PLC	6/17/24	148
USD	907,610	HKD	7,076,000	Morgan Stanley International	6/17/24	2,455
USD	404,092	HUF	143,700,252	Barclays Bank PLC	6/17/24	4,158
USD	5,857,644	HUF	2,080,692,632	Citibank, N.A.	6/17/24	66,844
USD	132,390	ZAR	2,437,000	UBS AG	6/18/24	2,813
AUD	2,300,000	USD	1,535,878	BNP Paribas S.A.	6/20/24	(4,836)
AUD	3,100,000	USD	2,017,595	BNP Paribas S.A.	6/20/24	45,984
AUD	1,300,000	USD	861,809	BNP Paribas S.A.	6/20/24	3,563
AUD	2,800,000	USD	1,857,181	BNP Paribas S.A.	6/20/24	6,696
AUD	3,500,000	USD	2,319,610	JPMorgan Chase Bank, N.A.	6/20/24	10,237
AUD	800,000	USD	528,910	State Street Bank And Trust Co	6/20/24	3,627
BRL	5,668,930	USD	1,100,000	BNP Paribas S.A.	6/20/24	(22,280)
BRL	3,146,502	USD	600,000	Citibank, N.A.	6/20/24	(1,819)
BRL	2,094,984	USD	400,000	Goldman Sachs Bank USA	6/20/24	(1,723)
CAD	14,150,417	USD	10,400,000	BNP Paribas S.A.	6/20/24	(14,485)
CAD	1,093,729	USD	800,000	BNP Paribas S.A.	6/20/24	2,728
CNY	14,467,544	USD	2,000,000	BNP Paribas S.A.	6/20/24	1,165
CNY	35,242,887	USD	4,900,000	BNP Paribas S.A.	6/20/24	(25,169)
CNY	11,583,978	USD	1,600,000	Bank of America, N.A.	6/20/24	2,307
CNY	4,620,909	USD	637,556	Barclays Bank PLC	6/20/24	1,613
COP	1,140,570,000	USD	290,000	BNP Paribas S.A.	6/20/24	4,370
COP	1,962,365,000	USD	500,000	BNP Paribas S.A.	6/20/24	6,467
COP	1,932,215,000	USD	500,000	BNP Paribas S.A.	6/20/24	(1,315)
COP	17,251,596,446	USD	4,329,242	Citibank, N.A.	6/20/24	123,223
COP	1,692,240,000	USD	440,000	Citibank, N.A.	6/20/24	(3,250)
COP	6,379,380,000	USD	1,660,000	JPMorgan Chase Bank, N.A.	6/20/24	(13,546)
COP	1,614,990,000	USD	410,000	State Street Bank And Trust Co	6/20/24	6,813
CZK	38,103,471	USD	1,676,692	BNP Paribas S.A.	6/20/24	(1,903)
CZK	37,178,389	USD	1,600,000	BNP Paribas S.A.	6/20/24	34,128
CZK	18,567,835	USD	800,000	BNP Paribas S.A.	6/20/24	16,125
CZK	1,721,000	USD	73,319	Barclays Bank PLC	6/20/24	2,326
CZK	13,650,241	USD	600,000	Goldman Sachs Bank USA	6/20/24	(21)
CZK	3,897,364	USD	171,421	JPMorgan Chase Bank, N.A.	6/20/24	(117)
CZK	55,928,791	USD	2,457,879	JPMorgan Chase Bank, N.A.	6/20/24	399
CZK	15,749,984	USD	694,008	JPMorgan Chase Bank, N.A.	6/20/24	(1,738)
CZK	18,498,048	USD	800,000	JPMorgan Chase Bank, N.A.	6/20/24	13,058
EUR	4,125,000	USD	4,486,074	BNP Paribas S.A.	6/20/24	(6,981)
EUR	4,125,000	USD	4,537,442	BNP Paribas S.A.	6/20/24	(58,350)
EUR	1,125,000	USD	1,232,174	Citibank, N.A.	6/20/24	(10,603)
GBP	10,562,500	USD	13,373,741	Barclays Bank PLC	6/20/24	86,629
GBP	562,500	USD	707,994	Barclays Bank PLC	6/20/24	8,830
GBP	4,875,000	USD	6,255,050	JPMorgan Chase Bank, N.A.	6/20/24	(42,572)
GBP	5,437,500	USD	6,929,550	JPMorgan Chase Bank, N.A.	6/20/24	(247)
HUF	657,648,189	USD	1,845,720	BNP Paribas S.A.	6/20/24	(15,623)
HUF	90,614,237	USD	254,278	BNP Paribas S.A.	6/20/24	(2,118)
HUF	499,212,995	USD	1,400,000	BNP Paribas S.A.	6/20/24	(10,795)
HUF	17,047,212	USD	46,442	BNP Paribas S.A.	6/20/24	997
HUF	183,364,420	USD	500,000	BNP Paribas S.A.	6/20/24	10,265
HUF	216,631,500	USD	600,000	BNP Paribas S.A.	6/20/24	2,840
HUF	36,049,414	USD	100,008	BNP Paribas S.A.	6/20/24	310
HUF	1,647,117,352	USD	4,570,262	BNP Paribas S.A.	6/20/24	13,321
HUF	292,141,844	USD	800,000	BNP Paribas S.A.	6/20/24	12,970
HUF	724,606,702	USD	2,000,000	BNP Paribas S.A.	6/20/24	16,429
HUF	269,683,106	USD	747,950	BNP Paribas S.A.	6/20/24	2,522
HUF	177,664,150	USD	500,000	Barclays Bank PLC	6/20/24	(5,598)
HUF	713	USD	2	Deutsche Bank AG	6/20/24	0
HUF	203,035,996	USD	553,558	JPMorgan Chase Bank, N.A.	6/20/24	11,449
HUF	334,601,831	USD	929,730	JPMorgan Chase Bank, N.A.	6/20/24	1,397
HUF	35,992,950	USD	100,000	JPMorgan Chase Bank, N.A.	6/20/24	161
HUF	1,027,626,699	USD	2,852,050	JPMorgan Chase Bank, N.A.	6/20/24	7,620
IDR	20,790,739,580	USD	1,300,000	BNP Paribas S.A.	6/20/24	(20,850)
IDR	16,052,001,832	USD	1,033,746	Morgan Stanley International	6/20/24	(46,146)
IDR	9,774,360,000	USD	600,000	State Street Bank And Trust Co	6/20/24	1,368
ILS	4,727,509	USD	1,275,901	BNP Paribas S.A.	6/20/24	966
ILS	7,840,127	USD	2,119,113	BNP Paribas S.A.	6/20/24	(1,550)
ILS	127,000	USD	34,494	BNP Paribas S.A.	6/20/24	(192)
ILS	199,000	USD	53,034	BNP Paribas S.A.	6/20/24	715
ILS	273,000	USD	72,883	Bank of America, N.A.	6/20/24	853
ILS	91,000	USD	24,271	Bank of America, N.A.	6/20/24	308
ILS	374,000	USD	99,510	Barclays Bank PLC	6/20/24	1,504
ILS	217,000	USD	57,837	Barclays Bank PLC	6/20/24	773
ILS	30,000	USD	8,078	Barclays Bank PLC	6/20/24	25
ILS	4,443,000	USD	1,215,163	Citibank, N.A.	6/20/24	(15,140)
ILS	7,424,425	USD	2,004,986	Goldman Sachs Bank USA	6/20/24	299
ILS	10,931,409	USD	3,001,013	JPMorgan Chase Bank, N.A.	6/20/24	(48,517)
ILS	88,000	USD	23,806	Morgan Stanley International	6/20/24	(38)
ILS	73,000	USD	19,693	Morgan Stanley International	6/20/24	24
ILS	211,000	USD	56,170	Morgan Stanley International	6/20/24	820
INR	125,043,452	USD	1,500,000	BNP Paribas S.A.	6/20/24	(2,512)
INR	230,740,887	USD	2,776,231	BNP Paribas S.A.	6/20/24	(12,938)
INR	35,217,071	USD	423,494	BNP Paribas S.A.	6/20/24	(1,743)
INR	673,326,440	USD	8,100,000	BNP Paribas S.A.	6/20/24	(36,418)
INR	66,601,423	USD	801,712	Barclays Bank PLC	6/20/24	(4,111)
INR	108,035,578	USD	1,301,171	JPMorgan Chase Bank, N.A.	6/20/24	(7,365)
INR	159,817,885	USD	1,924,566	Morgan Stanley International	6/20/24	(10,629)
INR	79,824	USD	958	Morgan Stanley International	6/20/24	(2)
INR	83,457,400	USD	1,000,000	State Street Bank And Trust Co	6/20/24	(536)
JPY	166,684,529	USD	1,100,000	JPMorgan Chase Bank, N.A.	6/20/24	(37,432)
KRW	955,612,000	USD	700,000	JPMorgan Chase Bank, N.A.	6/20/24	(8,290)
KRW	1,828,120,000	USD	1,400,000	Morgan Stanley International	6/20/24	(76,734)
MXN	10,237,292	USD	600,000	BNP Paribas S.A.	6/20/24	1,810
MXN	20,919,350	USD	1,252,000	BNP Paribas S.A.	6/20/24	(22,233)
MXN	30,474,820	USD	1,798,930	BNP Paribas S.A.	6/20/24	(7,434)
MXN	15,166,458	USD	900,000	BNP Paribas S.A.	6/20/24	(8,423)
MXN	1,722,000	USD	101,386	Barclays Bank PLC	6/20/24	(156)
MXN	1,936,000	USD	116,495	Barclays Bank PLC	6/20/24	(2,685)
MXN	139,514,000	USD	8,262,086	Barclays Bank PLC	6/20/24	(60,603)
MXN	52,504,925	USD	3,148,000	JPMorgan Chase Bank, N.A.	6/20/24	(61,440)
MXN	6,791,996	USD	401,070	JPMorgan Chase Bank, N.A.	6/20/24	(1,795)
MXN	11,601,080	USD	700,000	State Street Bank And Trust Co	6/20/24	(18,018)
MYR	6,520,500	USD	1,400,000	Barclays Bank PLC	6/20/24	(13,300)
MYR	3,273,200	USD	700,000	Goldman Sachs Bank USA	6/20/24	(3,896)
MYR	2,808,000	USD	600,000	Morgan Stanley International	6/20/24	(2,829)
NOK	5,991,950	USD	560,000	BNP Paribas S.A.	6/20/24	11,097
NOK	19,927,563	USD	1,900,000	BNP Paribas S.A.	6/20/24	(691)
NOK	53,887,680	USD	5,040,000	Goldman Sachs Bank USA	6/20/24	96,070
NOK	13,710,491	USD	1,300,000	Morgan Stanley International	6/20/24	6,756
NZD	9,800,000	USD	5,905,794	BNP Paribas S.A.	6/20/24	118,274
NZD	7,300,000	USD	4,466,283	JPMorgan Chase Bank, N.A.	6/20/24	21,033
NZD	4,500,000	USD	2,756,862	Morgan Stanley International	6/20/24	9,292
PEN	700,416	USD	189,645	Citibank, N.A.	6/20/24	(1,687)
PEN	7,022,476	USD	1,898,223	Citibank, N.A.	6/20/24	(13,728)
PEN	4,429,164	USD	1,200,000	Morgan Stanley International	6/20/24	(11,425)
PHP	64,071,300	USD	1,156,000	Barclays Bank PLC	6/20/24	(62,771)
PHP	85,583,920	USD	1,544,000	JPMorgan Chase Bank, N.A.	6/20/24	(83,708)
PLN	2,356,969	USD	600,000	BNP Paribas S.A.	6/20/24	(1,816)
PLN	2,790,753	USD	700,000	BNP Paribas S.A.	6/20/24	8,275
PLN	6,276,642	USD	1,600,000	JPMorgan Chase Bank, N.A.	6/20/24	(7,029)
PLN	7,466,462	USD	1,900,000	JPMorgan Chase Bank, N.A.	6/20/24	(5,060)
PLN	5,985,410	USD	1,500,000	JPMorgan Chase Bank, N.A.	6/20/24	19,059
SEK	6,419,962	USD	600,000	BNP Paribas S.A.	6/20/24	10,533
SEK	68,503,667	USD	6,400,000	BNP Paribas S.A.	6/20/24	114,637
SGD	3,896,910	USD	2,900,000	BNP Paribas S.A.	6/20/24	(13,683)
SGD	3,970,623	USD	3,000,000	BNP Paribas S.A.	6/20/24	(59,085)
SGD	3,581,634	USD	2,700,000	BNP Paribas S.A.	6/20/24	(47,198)
THB	57,680,456	USD	1,600,000	BNP Paribas S.A.	6/20/24	(32,265)
THB	48,112,870	USD	1,300,000	Barclays Bank PLC	6/20/24	7,692
TWD	31,706,898	USD	979,001	BNP Paribas S.A.	6/20/24	(974)
USD	2,244,989	AUD	3,500,000	JPMorgan Chase Bank, N.A.	6/20/24	(84,858)
USD	1,200,000	BRL	6,168,607	BNP Paribas S.A.	6/20/24	27,286
USD	2,600,000	BRL	13,216,687	BNP Paribas S.A.	6/20/24	87,376
USD	1,100,000	BRL	5,596,424	BNP Paribas S.A.	6/20/24	36,064
USD	1,200,000	BRL	6,251,317	BNP Paribas S.A.	6/20/24	11,562
USD	800,000	BRL	4,248,450	BNP Paribas S.A.	6/20/24	(7,673)
USD	1,100,000	BRL	5,796,434	BNP Paribas S.A.	6/20/24	(1,960)
USD	800,000	BRL	4,085,979	BNP Paribas S.A.	6/20/24	23,214
USD	500,000	BRL	2,580,208	BNP Paribas S.A.	6/20/24	9,477
USD	500,000	BRL	2,568,110	Goldman Sachs Bank USA	6/20/24	11,777
USD	3,300,000	CAD	4,559,184	BNP Paribas S.A.	6/20/24	(46,154)
USD	4,100,000	CAD	5,638,106	JPMorgan Chase Bank, N.A.	6/20/24	(38,015)
USD	3,100,000	CHF	2,736,404	BNP Paribas S.A.	6/20/24	61,756
USD	600,000	CHF	539,043	Citibank, N.A.	6/20/24	1,498
USD	6,100,000	CNY	44,209,537	BNP Paribas S.A.	6/20/24	(15,106)
USD	6,700,000	CNY	48,575,194	BNP Paribas S.A.	6/20/24	(18,968)
USD	3,000,000	CNY	21,712,380	JPMorgan Chase Bank, N.A.	6/20/24	(3,278)
USD	600,000	COP	2,326,756,625	BNP Paribas S.A.	6/20/24	(513)
USD	834,000	COP	3,330,162,000	BNP Paribas S.A.	6/20/24	(25,482)
USD	2,000	COP	7,984,000	Citibank, N.A.	6/20/24	(61)
USD	3,000	COP	11,983,500	Citibank, N.A.	6/20/24	(93)
USD	600,000	COP	2,372,424,000	JPMorgan Chase Bank, N.A.	6/20/24	(12,299)
USD	461,000	COP	1,841,695,000	State Street Bank And Trust Co	6/20/24	(14,323)
USD	500,000	CZK	11,720,775	BNP Paribas S.A.	6/20/24	(15,172)
USD	798,900	CZK	18,908,966	BNP Paribas S.A.	6/20/24	(32,219)
USD	5,649,795	CZK	130,486,931	Barclays Bank PLC	6/20/24	(85,591)
USD	454,229	CZK	10,504,774	Barclays Bank PLC	6/20/24	(7,494)
USD	269,687	CZK	6,382,000	Barclays Bank PLC	6/20/24	(10,826)
USD	201,100	CZK	4,758,718	JPMorgan Chase Bank, N.A.	6/20/24	(8,063)
USD	4,317,976	EUR	4,000,000	BNP Paribas S.A.	6/20/24	(25,387)
USD	1,333,505	EUR	1,250,000	BNP Paribas S.A.	6/20/24	(23,796)
USD	2,991,683	GBP	2,375,000	BNP Paribas S.A.	6/20/24	(34,909)
USD	5,519,846	GBP	4,437,500	BNP Paribas S.A.	6/20/24	(135,102)
USD	4,045,249	GBP	3,250,000	BNP Paribas S.A.	6/20/24	(96,403)
USD	4,257,674	GBP	3,437,500	BNP Paribas S.A.	6/20/24	(122,920)
USD	5,059,964	GBP	4,000,000	Barclays Bank PLC	6/20/24	(37,454)
USD	1,100,000	HUF	390,582,155	BNP Paribas S.A.	6/20/24	13,091
USD	820,000	HUF	301,948,614	BNP Paribas S.A.	6/20/24	(20,260)
USD	1,400,000	HUF	513,975,554	BNP Paribas S.A.	6/20/24	(30,287)
USD	2,600,000	HUF	966,269,039	BNP Paribas S.A.	6/20/24	(88,925)
USD	1,080,000	HUF	397,715,400	JPMorgan Chase Bank, N.A.	6/20/24	(26,759)
USD	434,758	IDR	6,852,133,886	BNP Paribas S.A.	6/20/24	13,180
USD	800,000	IDR	12,793,600,000	JPMorgan Chase Bank, N.A.	6/20/24	12,874
USD	1,282,144	IDR	20,264,542,349	JPMorgan Chase Bank, N.A.	6/20/24	35,368
USD	1,834,578	IDR	28,947,806,262	JPMorgan Chase Bank, N.A.	6/20/24	53,564
USD	1,773,593	IDR	28,037,135,503	JPMorgan Chase Bank, N.A.	6/20/24	48,608
USD	1,800,000	IDR	28,708,200,000	JPMorgan Chase Bank, N.A.	6/20/24	33,728
USD	1,200,000	ILS	4,310,268	BNP Paribas S.A.	6/20/24	35,827
USD	18,940	ILS	70,000	BNP Paribas S.A.	6/20/24	34
USD	4,300,000	ILS	15,967,306	BNP Paribas S.A.	6/20/24	(12,657)
USD	3,000,000	ILS	11,229,519	BNP Paribas S.A.	6/20/24	(33,014)
USD	1,300,000	ILS	4,894,002	BNP Paribas S.A.	6/20/24	(21,835)
USD	700,000	INR	58,623,459	BNP Paribas S.A.	6/20/24	(2,059)
USD	1,400,000	INR	117,234,960	BNP Paribas S.A.	6/20/24	(3,975)
USD	657,923	INR	54,749,062	Citibank, N.A.	6/20/24	2,262
USD	657,250	INR	54,712,776	Citibank, N.A.	6/20/24	2,024
USD	656,799	INR	54,763,901	Citibank, N.A.	6/20/24	961
USD	656,004	INR	54,710,734	Citibank, N.A.	6/20/24	802
USD	4,880,000	INR	407,541,000	Citibank, N.A.	6/20/24	(605)
USD	2,718,000	INR	226,966,590	Citibank, N.A.	6/20/24	(93)
USD	2,000	INR	166,990	Citibank, N.A.	6/20/24	0
USD	654,539	INR	54,547,644	Citibank, N.A.	6/20/24	1,291
USD	656,752	INR	54,828,941	Citibank, N.A.	6/20/24	135
USD	600,000	JPY	90,995,532	Bank of America, N.A.	6/20/24	19,928
USD	600,000	JPY	93,192,372	Bank of America, N.A.	6/20/24	5,924
USD	320,000	JPY	47,750,048	Barclays Bank PLC	6/20/24	15,607
USD	600,000	JPY	93,846,780	Citibank, N.A.	6/20/24	1,752
USD	3,680,000	JPY	549,172,067	JPMorgan Chase Bank, N.A.	6/20/24	179,179
USD	1,400,000	JPY	214,060,756	Morgan Stanley International	6/20/24	35,421
USD	1,300,000	KRW	1,765,525,424	BNP Paribas S.A.	6/20/24	22,042
USD	1,700,000	KRW	2,256,733,772	BNP Paribas S.A.	6/20/24	66,486
USD	700,000	KRW	942,018,000	Bank of America, N.A.	6/20/24	18,130
USD	867,088	KRW	1,131,723,258	Barclays Bank PLC	6/20/24	47,901
USD	1,390,589	KRW	1,811,617,592	Barclays Bank PLC	6/20/24	79,268
USD	842,652	KRW	1,092,911,217	JPMorgan Chase Bank, N.A.	6/20/24	51,559
USD	1,287,285	KRW	1,682,803,656	JPMorgan Chase Bank, N.A.	6/20/24	69,205
USD	411,925	KRW	535,770,251	Morgan Stanley International	6/20/24	24,113
USD	900,000	MXN	15,212,809	BNP Paribas S.A.	6/20/24	5,698
USD	600,000	MXN	10,082,645	BNP Paribas S.A.	6/20/24	7,281
USD	1,000,000	MXN	17,253,644	BNP Paribas S.A.	6/20/24	(14,274)
USD	3,300,000	MXN	56,099,126	BNP Paribas S.A.	6/20/24	2,151
USD	500,000	MXN	8,412,088	Bank of America, N.A.	6/20/24	5,486
USD	500,000	MXN	8,483,547	Goldman Sachs Bank USA	6/20/24	1,285
USD	600,000	MXN	10,077,446	Goldman Sachs Bank USA	6/20/24	7,586
USD	10,875	MXN	184,663	JPMorgan Chase Bank, N.A.	6/20/24	19
USD	1,623,000	MXN	28,020,486	JPMorgan Chase Bank, N.A.	6/20/24	(24,215)
USD	4,177,000	MXN	71,931,699	JPMorgan Chase Bank, N.A.	6/20/24	(51,584)
USD	800,000	MXN	13,436,370	Morgan Stanley International	6/20/24	10,128
USD	600,000	MXN	10,024,351	State Street Bank And Trust Co	6/20/24	10,708
USD	1,306,372	MYR	6,097,623	Goldman Sachs Bank USA	6/20/24	9,604
USD	2,716,489	MYR	12,679,755	Morgan Stanley International	6/20/24	19,913
USD	1,100,000	MYR	5,214,550	Morgan Stanley International	6/20/24	(8,967)
USD	3,000,000	NOK	32,029,383	BNP Paribas S.A.	6/20/24	(52,741)
USD	1,300,000	NOK	14,213,549	BNP Paribas S.A.	6/20/24	(54,703)
USD	1,500,000	NOK	16,509,638	BNP Paribas S.A.	6/20/24	(73,544)
USD	1,400,000	NOK	15,485,705	BNP Paribas S.A.	6/20/24	(75,953)
USD	3,065,085	NZD	5,100,000	BNP Paribas S.A.	6/20/24	(69,889)
USD	840,416	NZD	1,400,000	BNP Paribas S.A.	6/20/24	(20,165)
USD	1,620,383	NZD	2,700,000	BNP Paribas S.A.	6/20/24	(39,309)
USD	1,411,673	NZD	2,400,000	BNP Paribas S.A.	6/20/24	(63,609)
USD	536,525	NZD	900,000	Barclays Bank PLC	6/20/24	(16,706)
USD	3,000,000	PEN	11,281,500	Deutsche Bank AG	6/20/24	(27,412)
USD	1,200,000	PHP	69,324,000	BNP Paribas S.A.	6/20/24	17,146
USD	61,431	PHP	3,400,493	BNP Paribas S.A.	6/20/24	3,409
USD	2,900,000	PHP	164,662,000	BNP Paribas S.A.	6/20/24	90,423
USD	2,700,000	PHP	151,983,000	JPMorgan Chase Bank, N.A.	6/20/24	106,761
USD	2,100,000	PLN	8,375,690	BNP Paribas S.A.	6/20/24	(25,697)
USD	1,500,000	PLN	6,130,017	BNP Paribas S.A.	6/20/24	(55,759)
USD	600,000	PLN	2,394,897	Goldman Sachs Bank USA	6/20/24	(7,809)
USD	2,700,000	SEK	28,409,802	BNP Paribas S.A.	6/20/24	(1,747)
USD	1,700,000	SEK	18,098,246	BNP Paribas S.A.	6/20/24	(21,127)
USD	400,000	SEK	4,299,904	BNP Paribas S.A.	6/20/24	(8,917)
USD	1,300,000	SEK	13,917,643	BNP Paribas S.A.	6/20/24	(23,555)
USD	1,300,000	SEK	14,256,199	BNP Paribas S.A.	6/20/24	(55,752)
USD	400,000	SEK	4,296,773	Morgan Stanley International	6/20/24	(8,619)
USD	500,000	SEK	5,477,586	Royal Bank of Canada	6/20/24	(20,914)
USD	1,800,000	SGD	2,418,620	BNP Paribas S.A.	6/20/24	8,605
USD	3,800,000	SGD	5,110,362	BNP Paribas S.A.	6/20/24	14,917
USD	3,271	THB	120,000	BNP Paribas S.A.	6/20/24	10
USD	5,011,557	THB	182,766,482	Bank of America, N.A.	6/20/24	44,026
USD	2,200,000	THB	79,600,400	Citibank, N.A.	6/20/24	36,488
USD	701,523	THB	25,198,700	JPMorgan Chase Bank, N.A.	6/20/24	16,631
USD	1,117,191	TWD	34,602,422	BNP Paribas S.A.	6/20/24	49,849
USD	158,877	TWD	4,891,982	BNP Paribas S.A.	6/20/24	7,980
USD	46,219	TWD	1,421,465	BNP Paribas S.A.	6/20/24	2,373
USD	370,000	TWD	11,919,653	BNP Paribas S.A.	6/20/24	2,328
USD	1,230,000	TWD	39,631,056	BNP Paribas S.A.	6/20/24	7,545
USD	1,219,033	TWD	37,744,919	BNP Paribas S.A.	6/20/24	54,758
USD	1,500,000	TWD	46,775,100	Bank of America, N.A.	6/20/24	57,181
USD	4,907,969	TWD	150,938,697	JPMorgan Chase Bank, N.A.	6/20/24	252,132
USD	2,000,000	ZAR	38,270,322	BNP Paribas S.A.	6/20/24	(34,516)
USD	400,000	ZAR	7,503,379	Citibank, N.A.	6/20/24	1,107
USD	600,000	ZAR	11,528,746	Citibank, N.A.	6/20/24	(12,888)
USD	2,681,811	ZAR	49,295,703	Goldman Sachs Bank USA	6/20/24	61,166
USD	500,000	ZAR	9,527,922	JPMorgan Chase Bank, N.A.	6/20/24	(6,521)
USD	700,000	ZAR	13,021,115	Morgan Stanley International	6/20/24	7,775
ZAR	16,412,721	USD	900,000	BNP Paribas S.A.	6/20/24	(27,471)
ZAR	18,254,218	USD	1,000,000	BNP Paribas S.A.	6/20/24	(29,574)
ZAR	41,604,336	USD	2,200,000	BNP Paribas S.A.	6/20/24	11,758
ZAR	52,606,168	USD	2,800,000	BNP Paribas S.A.	6/20/24	(3,365)
ZAR	13,357,153	USD	700,000	BNP Paribas S.A.	6/20/24	10,089
ZAR	55,339,110	USD	3,000,000	BNP Paribas S.A.	6/20/24	(58,077)
CLP	354,093,600	USD	392,000	Barclays Bank PLC	6/21/24	(6,407)
CLP	280,770,800	USD	311,000	Deutsche Bank AG	6/21/24	(5,253)
CLP	461,346,000	USD	510,000	Deutsche Bank AG	6/21/24	(7,614)
CLP	994,875,000	USD	1,050,000	JPMorgan Chase Bank, N.A.	6/21/24	33,376
CLP	415,464,400	USD	436,000	JPMorgan Chase Bank, N.A.	6/21/24	16,423
CLP	622,167,000	USD	689,000	State Street Bank And Trust Co	6/21/24	(11,487)
CLP	245,916,000	USD	276,000	State Street Bank And Trust Co	6/21/24	(8,208)
CLP	2,854,852,000	USD	3,220,000	State Street Bank And Trust Co	6/21/24	(111,189)
CLP	1,811,000	USD	2,000	State Street Bank And Trust Co	6/21/24	(28)
CLP	994,665,000	USD	1,050,000	State Street Bank And Trust Co	6/21/24	33,147
CLP	729,772,800	USD	764,000	State Street Bank And Trust Co	6/21/24	30,691
USD	5,736,401	CLP	5,483,999,078	JPMorgan Chase Bank, N.A.	6/21/24	(235,438)
USD	600,000	CLP	570,496,380	UBS AG	6/21/24	(21,246)
EUR	534,000	USD	578,108	BNP Paribas S.A.	7/02/24	2,048
GBP	1,439,668	USD	1,839,040	BNP Paribas S.A.	7/02/24	(4,280)
GBP	43,000	USD	54,668	BNP Paribas S.A.	7/02/24	132
NOK	3,527,222	USD	335,275	Barclays Bank PLC	7/02/24	1,010
SEK	1,126,335	USD	106,088	Citibank, N.A.	7/02/24	1,091
USD	4,206,916	AUD	6,357,000	Barclays Bank PLC	7/02/24	(26,279)
USD	444,166	BRL	2,200,000	Goldman Sachs Bank USA	7/02/24	26,475
USD	503,241	BRL	2,500,000	JPMorgan Chase Bank, N.A.	7/02/24	28,591
USD	5,487,014	CAD	7,509,206	BNP Paribas S.A.	7/02/24	(25,590)
USD	31,864	CHF	28,662	Bank of America, N.A.	7/02/24	(4)
USD	671,189	CHF	610,823	Citibank, N.A.	7/02/24	(7,968)
USD	7,129,908	CHF	6,443,055	UBS AG	7/02/24	(33,941)
USD	76,021	EUR	70,000	BNP Paribas S.A.	7/02/24	(29)
USD	4,800,962	EUR	4,422,000	Bank of America, N.A.	7/02/24	(3,248)
USD	11,034,543	JPY	1,725,008,122	BNP Paribas S.A.	7/02/24	17,347
USD	5,423,909	SGD	7,300,447	JPMorgan Chase Bank, N.A.	7/02/24	13,495
PLN	94,000	USD	23,285	BNP Paribas S.A.	7/22/24	562
PLN	88,000	USD	22,119	Barclays Bank PLC	7/22/24	207
PLN	73,000	USD	18,525	Barclays Bank PLC	7/22/24	(6)
PLN	326,000	USD	83,118	Barclays Bank PLC	7/22/24	(413)
PLN	162,000	USD	40,459	Barclays Bank PLC	7/22/24	640
PLN	2,577,648	USD	654,421	Barclays Bank PLC	7/22/24	(483)
PLN	82,977	USD	21,082	Citibank, N.A.	7/22/24	(31)
PLN	101,000	USD	25,722	Deutsche Bank AG	7/22/24	(99)
PLN	30,000	USD	7,526	Goldman Sachs Bank USA	7/22/24	84
PLN	99,000	USD	24,559	JPMorgan Chase Bank, N.A.	7/22/24	557
PLN	40,000	USD	10,038	JPMorgan Chase Bank, N.A.	7/22/24	110
PLN	374,000	USD	94,110	JPMorgan Chase Bank, N.A.	7/22/24	772
PLN	170,000	USD	41,624	JPMorgan Chase Bank, N.A.	7/22/24	1,505
PLN	49,000	USD	12,326	Morgan Stanley International	7/22/24	105
PLN	142,000	USD	36,158	Morgan Stanley International	7/22/24	(134)
PLN	473,000	USD	116,099	Morgan Stanley International	7/22/24	3,899
USD	401,929	PLN	1,628,681	BNP Paribas S.A.	7/22/24	(11,260)
USD	88,735	PLN	357,000	Bank of America, N.A.	7/22/24	(1,834)
USD	170,077	PLN	682,000	Morgan Stanley International	7/22/24	(2,944)
USD	92,794	TRY	3,156,026	Barclays Bank PLC	7/22/24	(775)
BRL	9,258,845	USD	1,804,843	Goldman Sachs Bank USA	8/02/24	(51,689)
USD	24,609	TRY	911,552	Barclays Bank PLC	9/04/24	(1,315)
TWD	10,163,407	USD	316,046	BNP Paribas S.A.	9/13/24	473
CNY	13,129,774	USD	1,834,974	BNP Paribas S.A.	9/20/24	(338)
USD	637,556	CNY	4,590,979	Barclays Bank PLC	9/20/24	(3,946)
INR	54,937,228	USD	657,923	Citibank, N.A.	9/24/24	(2,265)
INR	54,900,750	USD	657,250	Citibank, N.A.	9/24/24	(2,027)
INR	54,953,124	USD	656,799	Citibank, N.A.	9/24/24	(951)
INR	54,899,991	USD	656,004	Citibank, N.A.	9/24/24	(790)
INR	54,736,806	USD	654,539	Citibank, N.A.	9/24/24	(1,273)
INR	55,012,175	USD	656,752	Citibank, N.A.	9/24/24	(200)
USD	958	INR	80,106	Morgan Stanley International	9/24/24	2
CNY	10,991,323	USD	1,535,101	BNP Paribas S.A.	10/25/24	6,924
CNY	3,412,558	USD	476,581	JPMorgan Chase Bank, N.A.	10/25/24	2,183
USD	11,181,489	CNY	79,885,000	Citibank, N.A.	10/25/24	(25,955)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(512,995)
Unrealized Appreciation						3,632,445
Unrealized Depreciation						(4,145,440)

For the period, the average contract value for forward foreign currency contracts was $517,180,508. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.
Credit Default Swaps
Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty(2)	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(3)(4)		Value ($)(1)	Upfront Premium Received/ (Paid) ($)(5)	Unrealized Appreciation/ (Depreciation) ($)
Sell Protection
5-Year CDX N.A. EM Series 40	NR	Dec 2028	ICE	1%	Quarterly		9,500,000	259,258	0	259,258
5-Year CDX N.A. EM Series 41	NR	Jun 2029	ICE	1%	Quarterly		5,900,000	(3,227)	0	(3,227)
5-Year CDX N.A. HY Series 42	NR	Jun 2029	ICE	5%	Quarterly		3,100,000	(21,962)	0	(21,962)
5-Year CDX N.A. IG Series 42	NR	Jun 2029	ICE	1%	Quarterly		20,500,000	3,349	0	3,349
5-Year iTraxx Europe Crossover Series 41	NR	Jun 2029	ICE	5%	Quarterly	EUR	1,900,000	(14,570)	0	(14,570)
5-Year iTraxx Europe Main Series 41	NR	Jun 2029	ICE	1%	Quarterly	EUR	22,800,000	197,365	0	197,365

TOTAL CREDIT DEFAULT SWAPS								420,213	0	420,213

(1)Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.
(2)Swaps with Intercontinental Exchange (ICE) are centrally cleared swaps.
(3)The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.
(4)Notional amount is stated in U.S. Dollars unless otherwise noted.
(5)Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).
Interest Rate Swaps
Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount(2)		Value ($)	Upfront Premium Received/ (Paid) ($)(3)	Unrealized Appreciation/ (Depreciation) ($)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	3.75%	Annual	LCH	Sep 2026		57,500,000	249,516	0	249,516
ASX Australian Bank Bill Short Term Rates 6 Month(4)	Quarterly	3.75%	Quarterly	LCH	Sep 2026	AUD	44,600,000	138,400	0	138,400
6 month EURIBOR(4)	Semi-Annual	3%	Semi-Annual	LCH	Sep 2026	EUR	20,800,000	155,821	0	155,821
Canadian Overnight Repo Rate Average(4)	Semi-Annual	3.5%	Semi-Annual	LCH	Sep 2026	CAD	18,600,000	65,260	0	65,260
SONIA Interest Rate Benchmark(4)	Annual	4.25%	Annual	LCH	Sep 2026	GBP	17,200,000	42,141	0	42,141
Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	13.72%	At Maturity	CME	Jan 2027	BRL	20,200,000	(145,156)	0	(145,156)
Brazil Cetip DI Interbank Deposit Overnight Rate(4)	At Maturity	13.19%	At Maturity	CME	Jan 2027	BRL	18,500,000	(167,529)	0	(167,529)
12.26%	At Maturity	Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	CME	Jan 2027	BRL	13,600,000	57,721	0	57,721
Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	13.17%	At Maturity	CME	Jan 2027	BRL	7,000,000	(53,153)	0	(53,153)
Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	12.71%	At Maturity	CME	Jan 2027	BRL	6,800,000	(47,036)	0	(47,036)
12.16%	At Maturity	Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	CME	Jan 2027	BRL	6,500,000	24,422	0	24,422
Brazil Cetip DI Interbank Deposit Overnight Rate(4)	At Maturity	13.08%	At Maturity	CME	Jan 2027	BRL	4,700,000	(27,915)	0	(27,915)
Mexico 28 Day Cetes Auction Average Yield Rate(4)	Monthly	8.63%	Monthly	CME	Nov 2027	MXN	63,400,000	98,725	0	98,725
8.45%	Monthly	Mexico Interbank TIIE 28 Day Rate(4)	Monthly	CME	Nov 2027	MXN	54,800,000	(121,720)	0	(121,720)
SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	8.06%	Quarterly	CME	Nov 2027	ZAR	44,800,000	12,182	0	12,182
8.48%	Monthly	Mexico Interbank TIIE 28 Day Rate(4)	Monthly	CME	Nov 2027	MXN	17,300,000	(37,746)	0	(37,746)
Bank of Israel Tel Aviv Interbank Offered 3 Month(4)	Quarterly	3.29%	Annual	LCH	Nov 2027	ILS	26,400,000	314,112	0	314,112
National Bank of Hungary Budapest Interbank Offered Rates 6 Month Index(4)	Semi-Annual	9.05%	Annual	CME	Dec 2027	HUF	1,832,500,000	(557,019)	0	(557,019)
5.61%	Semi-Annual	GPW Benchmark WIBOR PLN 6M Rate(4)	Semi-Annual	CME	Dec 2027	PLN	7,100,000	25,324	0	25,324
8.5%	Annual	National Bank of Hungary Budapest Interbank Offered Rates 6 Month Index(4)	Semi-Annual	CME	Jan 2028	HUF	1,825,400,000	402,343	0	402,343
8.65%	Semi-Annual	National Bank of Hungary Budapest Interbank Offered Rates 6 Month Index(4)	Semi-Annual	CME	Jan 2028	HUF	174,100,000	36,572	0	36,572
7.71%	Quarterly	SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	CME	Jan 2028	ZAR	86,300,000	(92,788)	0	(92,788)
7.9%	Quarterly	SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	CME	Jan 2028	ZAR	31,600,000	(21,734)	0	(21,734)
7.73%	Quarterly	SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	CME	Jan 2028	ZAR	31,600,000	(32,488)	0	(32,488)
7.73%	Quarterly	SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	CME	Jan 2028	ZAR	26,400,000	(35,736)	0	(35,736)
5.3%	Annual	GPW Benchmark WIBD/WIBOR PLN 6m Rate(4)	Semi-Annual	CME	Jan 2028	PLN	6,000,000	14,953	0	14,953
Bank of Israel Tel Aviv Interbank Offered 3 Month(4)	Quarterly	3.49%	Annual	LCH	Jan 2028	ILS	3,700,000	33,890	0	33,890
Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	10.24%	Quarterly	CME	Feb 2028	COP	12,000,000,000	(154,471)	0	(154,471)
Chile Indice de Camara Promedio Interbank Overnight Index Rate(4)	Semi-Annual	5.94%	Semi-Annual	CME	Feb 2028	CLP	2,185,200,000	(72,664)	0	(72,664)
Prague Interbank Offered Rate 6-month(4)	Semi-Annual	5.22%	Annual	CME	Feb 2028	CZK	87,200,000	(171,643)	0	(171,643)
SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	8.43%	Quarterly	CME	Feb 2028	ZAR	85,300,000	(15,670)	0	(15,670)
Mexico Interbank TIIE 28 Day Rate(4)	Monthly	9.22%	Monthly	CME	Feb 2028	MXN	56,800,000	59,255	0	59,255
SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	8.21%	Quarterly	CME	Feb 2028	ZAR	56,800,000	11,980	0	11,980
Mexico Interbank TIIE 28 Day Rate(4)	Monthly	9.14%	Monthly	CME	Feb 2028	MXN	24,000,000	18,401	0	18,401
GPW Benchmark WIBD/WIBOR PLN 6m Rate(4)	Semi-Annual	6.04%	Annual	CME	Feb 2028	PLN	13,500,000	(87,841)	0	(87,841)
Bank of Israel Tel Aviv Interbank Offered 3 Month(4)	Quarterly	4.04%	Annual	LCH	Feb 2028	ILS	76,800,000	327,829	0	327,829
4.03%	Quarterly	Bank of Israel Tel Aviv Interbank Offered 3 Month(4)	Quarterly	LCH	Feb 2028	ILS	66,600,000	(101,223)	0	(101,223)
Bank of Israel Tel Aviv Interbank Offered 3 Month(4)	Quarterly	3.98%	Annual	LCH	Feb 2028	ILS	9,500,000	50,875	0	50,875
9.05%	Quarterly	Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	CME	Mar 2028	COP	10,329,000,000	47,370	0	47,370
8.75%	Quarterly	Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	CME	Mar 2028	COP	6,718,000,000	17,162	0	17,162
Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	9.83%	Quarterly	CME	Mar 2028	COP	6,277,100,000	(59,847)	0	(59,847)
5.38%	Semi-Annual	Chile Indice de Camara Promedio Interbank Overnight Index Rate(4)	Semi-Annual	CME	Mar 2028	CLP	5,416,600,000	49,144	0	49,144
5.3%	Semi-Annual	Chile Indice de Camara Promedio Interbank Overnight Index Rate(4)	Semi-Annual	CME	Mar 2028	CLP	2,179,800,000	12,170	0	12,170
Chile Indice de Camara Promedio Interbank Overnight Index Rate(4)	Semi-Annual	6.49%	Semi-Annual	CME	Mar 2028	CLP	2,011,100,000	(120,058)	0	(120,058)
Chile Indice de Camara Promedio Interbank Overnight Index Rate(4)	Semi-Annual	6.39%	Semi-Annual	CME	Mar 2028	CLP	1,683,100,000	(78,247)	0	(78,247)
Chile Indice de Camara Promedio Interbank Overnight Index Rate(4)	Semi-Annual	6.38%	Semi-Annual	CME	Mar 2028	CLP	992,300,000	(54,173)	0	(54,173)
Chile Indice de Camara Promedio Interbank Overnight Index Rate(4)	Semi-Annual	6.37%	Semi-Annual	CME	Mar 2028	CLP	936,200,000	(50,676)	0	(50,676)
4.51%	Annual	Prague Interbank Offered Rate 6-month(4)	Semi-Annual	CME	Mar 2028	CZK	85,800,000	73,655	0	73,655
8.44%	Monthly	Mexico Interbank TIIE 28 Day Rate(4)	Monthly	CME	Mar 2028	MXN	68,900,000	(159,215)	0	(159,215)
SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	8.12%	Quarterly	CME	Mar 2028	ZAR	23,700,000	(6,628)	0	(6,628)
GPW Benchmark WIBD/WIBOR PLN 6m Rate(4)	Semi-Annual	5.43%	Annual	CME	Mar 2028	PLN	3,100,000	(2,286)	0	(2,286)
3.87%	Annual	Bank of Israel Tel Aviv Interbank Offered 3 Month(4)	Quarterly	LCH	Mar 2028	ILS	7,800,000	(71,042)	0	(71,042)
3.59%	Annual	Bank of Israel Tel Aviv Interbank Offered 3 Month(4)	Quarterly	LCH	Mar 2028	ILS	5,300,000	(46,547)	0	(46,547)
8.7%	Quarterly	Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	CME	Apr 2028	COP	8,197,300,000	19,360	0	19,360
8.71%	Annual	National Bank of Hungary Budapest Interbank Offered Rates 6 Month Index(4)	Semi-Annual	CME	Apr 2028	HUF	2,932,600,000	(22,464)	0	(22,464)
8.74%	Annual	National Bank of Hungary Budapest Interbank Offered Rates 6 Month Index(4)	Semi-Annual	CME	Apr 2028	HUF	785,400,000	179,845	0	179,845
National Bank of Hungary Budapest Interbank Offered Rates 6 Month Index(4)	Semi-Annual	9.51%	Semi-Annual	CME	Apr 2028	HUF	757,400,000	(225,286)	0	(225,286)
National Bank of Hungary Budapest Interbank Offered Rates 6 Month Index(4)	Semi-Annual	9.49%	Annual	CME	Apr 2028	HUF	611,500,000	(182,101)	0	(182,101)
8.8%	Annual	National Bank of Hungary Budapest Interbank Offered Rates 6 Month Index(4)	Semi-Annual	CME	Apr 2028	HUF	414,900,000	97,191	0	97,191
National Bank of Hungary Budapest Interbank Offered Rates 6 Month Index(4)	Semi-Annual	9.5%	Annual	CME	Apr 2028	HUF	250,700,000	(74,912)	0	(74,912)
SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	8.51%	Quarterly	CME	Apr 2028	ZAR	76,200,000	(21,742)	0	(21,742)
Prague Interbank Offered Rate 6-month(4)	Semi-Annual	5.09%	Semi-Annual	CME	Apr 2028	CZK	50,200,000	(71,281)	0	(71,281)
3.53%	Annual	Bank of Israel Tel Aviv Interbank Offered 3 Month(4)	Quarterly	LCH	Apr 2028	ILS	6,300,000	(59,047)	0	(59,047)
BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	5.8%	Semi-Annual	CME	May 2028	CLP	2,024,600,000	(71,583)	0	(71,583)
SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	9.35%	Quarterly	CME	May 2028	ZAR	129,700,000	(215,249)	0	(215,249)
4.7%	Annual	Prague Interbank Offered Rate 6-month(4)	Semi-Annual	CME	May 2028	CZK	50,000,000	55,937	0	55,937
Mexico Interbank TIIE 28 Day Rate(4)	Monthly	8.73%	Monthly	CME	May 2028	MXN	48,000,000	85,431	0	85,431
Mexico Interbank TIIE 28 Day Rate(4)	Monthly	8.7%	Monthly	CME	May 2028	MXN	31,200,000	70,795	0	70,795
Bank of Israel Tel Aviv Interbank Offered 3 Month(4)	Quarterly	3.59%	Annual	LCH	May 2028	ILS	16,900,000	113,967	0	113,967
8.11%	Quarterly	Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	CME	Jun 2028	COP	14,886,400,000	(48,340)	0	(48,340)
5.16%	Semi-Annual	BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	CME	Jun 2028	CLP	6,635,800,000	(28,014)	0	(28,014)
BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	5.62%	Semi-Annual	CME	Jun 2028	CLP	2,772,000,000	(76,658)	0	(76,658)
BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	5.7%	Semi-Annual	CME	Jun 2028	CLP	1,688,700,000	(51,940)	0	(51,940)
5.24%	Semi-Annual	BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	CME	Jun 2028	CLP	1,316,000,000	(1,880)	0	(1,880)
BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	5.65%	Semi-Annual	CME	Jun 2028	CLP	1,071,300,000	(30,584)	0	(30,584)
5.23%	Semi-Annual	BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	CME	Jun 2028	CLP	967,400,000	(1,716)	0	(1,716)
5.29%	Semi-Annual	BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	CME	Jun 2028	CLP	953,800,000	970	0	970
9.19%	Quarterly	SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	CME	Jun 2028	ZAR	86,900,000	33,526	0	33,526
4.61%	Annual	Prague Interbank Offered Rate 6-month(4)	Semi-Annual	CME	Jun 2028	CZK	71,600,000	66,513	0	66,513
5.54%	Annual	GPW Benchmark WIBD/WIBOR PLN 6m Rate(4)	Semi-Annual	CME	Jun 2028	PLN	27,600,000	(21,452)	0	(21,452)
4.93%	Annual	GPW Benchmark WIBD/WIBOR PLN 6m Rate(4)	Semi-Annual	CME	Jun 2028	PLN	18,600,000	67,542	0	67,542
8.21%	Monthly	Mexico Interbank TIIE 28 Day Rate(4)	Monthly	CME	Jun 2028	MXN	7,700,000	(21,505)	0	(21,505)
5.28%	Semi-Annual	BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	CME	Jul 2028	CLP	1,843,000,000	(10,971)	0	(10,971)
Prague Interbank Offered Rate 6-month(4)	Semi-Annual	4.62%	Semi-Annual	CME	Jul 2028	CZK	113,100,000	(176,825)	0	(176,825)
8.37%	Quarterly	SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	CME	Jul 2028	ZAR	104,100,000	(13,828)	0	(13,828)
8.41%	Quarterly	SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	CME	Jul 2028	ZAR	84,300,000	(5,623)	0	(5,623)
8.31%	Quarterly	SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	CME	Jul 2028	ZAR	46,400,000	(13,914)	0	(13,914)
8.33%	Quarterly	SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	CME	Jul 2028	ZAR	29,700,000	(7,409)	0	(7,409)
8.29%	Quarterly	SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	CME	Jul 2028	ZAR	26,300,000	(8,710)	0	(8,710)
8.31%	Quarterly	SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	CME	Jul 2028	ZAR	26,300,000	(7,684)	0	(7,684)
Bank of Israel Tel Aviv Interbank Offered 3 Month(4)	Quarterly	3.49%	Annual	LCH	Jul 2028	ILS	12,900,000	43,068	0	43,068
Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	8.13%	Quarterly	CME	Aug 2028	COP	7,433,900,000	1,726	0	1,726
BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	5.63%	Semi-Annual	CME	Aug 2028	CLP	3,778,500,000	(85,248)	0	(85,248)
BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	5.46%	Semi-Annual	CME	Aug 2028	CLP	3,347,300,000	(45,602)	0	(45,602)
BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	5.59%	Semi-Annual	CME	Aug 2028	CLP	2,929,500,000	(60,871)	0	(60,871)
BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	5.54%	Semi-Annual	CME	Aug 2028	CLP	2,555,300,000	(46,697)	0	(46,697)
BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	5.55%	Semi-Annual	CME	Aug 2028	CLP	2,555,300,000	(47,915)	0	(47,915)
BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	5.53%	Semi-Annual	CME	Aug 2028	CLP	1,578,900,000	(28,230)	0	(28,230)
BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	5.49%	Semi-Annual	CME	Aug 2028	CLP	1,468,400,000	(23,364)	0	(23,364)
Prague Interbank Offered Rate 6-month(4)	Semi-Annual	4.35%	Annual	CME	Aug 2028	CZK	113,200,000	(199,397)	0	(199,397)
SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	8.55%	Quarterly	CME	Aug 2028	ZAR	75,100,000	(9,284)	0	(9,284)
SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	8.22%	Quarterly	CME	Aug 2028	ZAR	66,200,000	(51,040)	0	(51,040)
Mexico Interbank TIIE 28 Day Rate(4)	Monthly	8.77%	Monthly	CME	Aug 2028	MXN	63,900,000	111,578	0	111,578
SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	8.7%	Quarterly	CME	Aug 2028	ZAR	63,200,000	(26,208)	0	(26,208)
SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	8.63%	Quarterly	CME	Aug 2028	ZAR	63,100,000	(16,721)	0	(16,721)
8.22%	Quarterly	SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	CME	Aug 2028	ZAR	60,200,000	(30,645)	0	(30,645)
Mexico Interbank TIIE 28 Day Rate(4)	Monthly	8.89%	Monthly	CME	Aug 2028	MXN	26,600,000	33,667	0	33,667
GPW Benchmark WIBD/WIBOR PLN 6m Rate(4)	Semi-Annual	4.84%	Semi-Annual	CME	Aug 2028	PLN	1,800,000	(6,242)	0	(6,242)
Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	7.96	Quarterly	CME	Sep 2028	COP	8,428,900,000	(6,322)	0	(6,322)
5.75%	Semi-Annual	BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	CME	Sep 2028	CLP	4,763,400,000	60,108	0	60,108
SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	9.09%	Quarterly	CME	Sep 2028	ZAR	83,300,000	(46,447)	0	(46,447)
9.89%	Monthly	Mexico Interbank TIIE 28 Day Rate(4)	Monthly	CME	Sep 2028	MXN	51,600,000	23,761	0	23,761
Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	9.37%	Quarterly	CME	Oct 2028	COP	27,630,000,000	(242,981)	0	(242,981)
9.22%	Quarterly	Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	CME	Oct 2028	COP	15,865,400,000	45,388	0	45,388
Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	9.65%	Quarterly	CME	Oct 2028	COP	12,050,000,000	(135,385)	0	(135,385)
Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	9.19%	Quarterly	CME	Oct 2028	COP	8,320,000,000	(60,795)	0	(60,795)
Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	9.26%	Quarterly	CME	Oct 2028	COP	2,980,000,000	(23,553)	0	(23,553)
National Bank of Hungary Budapest Interbank Offered Rates 6 Month Index(4)	Semi-Annual	7.74%	Semi-Annual	CME	Oct 2028	HUF	1,451,000,000	(347,452)	0	(347,452)
7.77%	Annual	National Bank of Hungary Budapest Interbank Offered Rates 6 Month Index(4)	Semi-Annual	CME	Oct 2028	HUF	1,190,500,000	135,590	0	135,590
4.73%	Annual	Prague Interbank Offered Rate 6-month(4)	Semi-Annual	CME	Oct 2028	CZK	220,700,000	232,151	0	232,151
GPW Benchmark WIBOR PLN 6M Rate(4)	Semi-Annual	4.74%	Semi-Annual	CME	Oct 2028	PLN	6,100,000	4,977	0	4,977
3.92%	Annual	Bank of Israel Tel Aviv Interbank Offered 3 Month(4)	Quarterly	LCH	Oct 2028	ILS	18,400,000	(122,966)	0	(122,966)
3.77%	Annual	Bank of Israel Tel Aviv Interbank Offered 3 Month(4)	Quarterly	LCH	Oct 2028	ILS	7,000,000	(56,490)	0	(56,490)
Bank of Israel Tel Aviv Interbank Offered 3 Month(4)	Quarterly	4.46%	Annual	LCH	Oct 2028	ILS	4,300,000	5,401	0	5,401
8.07%	Quarterly	Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	CME	Nov 2028	COP	13,692,000,000	(31,693)	0	(31,693)
8.34%	Quarterly	Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	CME	Nov 2028	COP	7,604,900,000	(133)	0	(133)
8.19%	Quarterly	Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	CME	Nov 2028	COP	6,317,200,000	(7,536)	0	(7,536)
8.13%	Quarterly	Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	CME	Nov 2028	COP	5,156,900,000	(9,617)	0	(9,617)
5.48%	Semi-Annual	BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	CME	Nov 2028	CLP	2,748,000,000	53,780	0	53,780
5.54%	Semi-Annual	BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	CME	Nov 2028	CLP	1,049,000,000	23,545	0	23,545
Prague Interbank Offered Rate 6-month(4)	Semi-Annual	4.19%	Annual	CME	Nov 2028	CZK	168,600,000	(223,384)	0	(223,384)
8.35%	Quarterly	SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	CME	Nov 2028	ZAR	133,700,000	(87,172)	0	(87,172)
SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	8.25%	Quarterly	CME	Nov 2028	ZAR	110,200,000	(27,912)	0	(27,912)
8.36%	Quarterly	SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	CME	Nov 2028	ZAR	73,600,000	(26,775)	0	(26,775)
8.36%	Quarterly	SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	CME	Nov 2028	ZAR	72,400,000	(26,688)	0	(26,688)
9.24%	Monthly	Mexico Interbank TIIE 28 Day Rate(4)	Monthly	CME	Nov 2028	MXN	34,700,000	(24,905)	0	(24,905)
3.46%	Annual	Bank of Israel Tel Aviv Interbank Offered 3 Month(4)	Quarterly	LCH	Nov 2028	ILS	12,600,000	(145,557)	0	(145,557)
3.44%	Annual	Bank of Israel Tel Aviv Interbank Offered 3 Month(4)	Quarterly	LCH	Nov 2028	ILS	12,100,000	(142,420)	0	(142,420)
3.52%	Annual	Bank of Israel Tel Aviv Interbank Offered 3 Month(4)	Quarterly	LCH	Nov 2028	ILS	11,700,000	(128,230)	0	(128,230)
7.9%	Quarterly	Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	CME	Dec 2028	COP	9,132,300,000	(50,452)	0	(50,452)
5.01%	Semi-Annual	BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	CME	Dec 2028	CLP	4,796,800,000	(65,636)	0	(65,636)
4.9%	Semi-Annual	BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	CME	Dec 2028	CLP	4,651,400,000	(90,744)	0	(90,744)
4.65%	Semi-Annual	BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	CME	Dec 2028	CLP	2,802,900,000	(95,588)	0	(95,588)
National Bank of Hungary Budapest Interbank Offered Rates 6 Month Index(4)	Semi-Annual	6.07%	Annual	CME	Dec 2028	HUF	1,037,500,000	117,901	0	117,901
GPW Benchmark WIBD/WIBOR PLN 6m Rate(4)	Semi-Annual	4.26%	Annual	CME	Dec 2028	PLN	29,200,000	105,688	0	105,688
Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	7.53%	Quarterly	CME	Jan 2029	COP	833,600,000	(2,146)	0	(2,146)
Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	10.69%	At Maturity	CME	Jan 2029	BRL	55,000,000	229,197	0	229,197
11.08%	At Maturity	Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	CME	Jan 2029	BRL	50,700,000	(153,022)	0	(153,022)
Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	9.87%	At Maturity	CME	Jan 2029	BRL	39,200,000	136,081	0	136,081
10.9%	At Maturity	Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	CME	Jan 2029	BRL	29,200,000	(85,928)	0	(85,928)
12.06%	At Maturity	Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	CME	Jan 2029	BRL	28,700,000	95,254	0	95,254
Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	10.96%	At Maturity	CME	Jan 2029	BRL	26,100,000	69,933	0	69,933
Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	10.1%	At Maturity	CME	Jan 2029	BRL	20,300,000	156,569	0	156,569
11.84%	At Maturity	Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	CME	Jan 2029	BRL	18,600,000	35,860	0	35,860
Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	10.48%	At Maturity	CME	Jan 2029	BRL	17,400,000	113,665	0	113,665
Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	10.23%	At Maturity	CME	Jan 2029	BRL	17,100,000	118,568	0	118,568
Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	10.77%	At Maturity	CME	Jan 2029	BRL	16,700,000	69,100	0	69,100
11.31%	At Maturity	Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	CME	Jan 2029	BRL	16,300,000	(21,716)	0	(21,716)
Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	11.03%	At Maturity	CME	Jan 2029	BRL	15,600,000	39,464	0	39,464
8.13%	Quarterly	SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	CME	Jan 2029	ZAR	15,300,000	(10,990)	0	(10,990)
10.53%	At Maturity	Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	CME	Jan 2029	BRL	13,600,000	(75,960)	0	(75,960)
Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	10.55%	At Maturity	CME	Jan 2029	BRL	13,300,000	74,300	0	74,300
11.66%	At Maturity	Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	CME	Jan 2029	BRL	12,100,000	15,072	0	15,072
11.11%	At Maturity	Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	CME	Jan 2029	BRL	11,800,000	(30,443)	0	(30,443)
10.21%	At Maturity	Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	CME	Jan 2029	BRL	8,502,000	(60,352)	0	(60,352)
Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	10.25%	At Maturity	CME	Jan 2029	BRL	7,900,000	58,905	0	58,905
Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	10.29%	At Maturity	CME	Jan 2029	BRL	7,800,000	44,633	0	44,633
12.75%	At Maturity	Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	CME	Jan 2029	BRL	7,700,000	59,904	0	59,904
12.56%	At Maturity	Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	CME	Jan 2029	BRL	7,700,000	49,104	0	49,104
Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	10.04%	At Maturity	CME	Jan 2029	BRL	6,600,000	54,281	0	54,281
11.94%	At Maturity	Brazil Cetip DI Interbank Deposit Rate(4)	At Maturity	CME	Jan 2029	BRL	5,300,000	13,702	0	13,702
Bank of Israel Tel Aviv Interbank Offered 3 Month(4)	Quarterly	3.7%	Annual	LCH	Jan 2029	ILS	20,000,000	186,278	0	186,278
Bank of Israel Tel Aviv Interbank Offered 3 Month(4)	Quarterly	3.68%	Annual	LCH	Jan 2029	ILS	13,800,000	131,815	0	131,815
Bank of Israel Tel Aviv Interbank Offered 3 Month(4)	Quarterly	3.74%	At Maturity	LCH	Jan 2029	ILS	8,200,000	72,973	0	72,973
BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	4.81%	Semi-Annual	CME	Feb 2029	CLP	5,190,500,000	98,163	0	98,163
4.44%	Semi-Annual	BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	CME	Feb 2029	CLP	3,071,000,000	(113,305)	0	(113,305)
4.52%	Semi-Annual	BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	CME	Feb 2029	CLP	1,798,000,000	(59,721)	0	(59,721)
GPW Benchmark WIBD/WIBOR PLN 6m Rate(4)	Semi-Annual	4.85%	Annual	CME	Feb 2029	PLN	14,700,000	58,595	0	58,595
GPW Benchmark WIBD/WIBOR PLN 6m Rate(4)	Semi-Annual	4.87%	Annual	CME	Feb 2029	PLN	14,700,000	56,104	0	56,104
GPW Benchmark WIBD/WIBOR PLN 6m Rate(4)	Semi-Annual	4.89%	Annual	CME	Feb 2029	PLN	10,400,000	36,883	0	36,883
Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	7.52%	Quarterly	CME	Mar 2029	COP	10,983,300,000	110,010	0	110,010
BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	4.97%	Semi-Annual	CME	Mar 2029	CLP	8,817,300,000	97,813	0	97,813
BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	4.97%	Semi-Annual	CME	Mar 2029	CLP	5,345,000,000	47,828	0	47,828
BNP Paribas Sinacofi Chile Interbank Rate Avg.(4)	Semi-Annual	5%	Semi-Annual	CME	Mar 2029	CLP	1,709,200,000	15,747	0	15,747
GPW Benchmark WIBD/WIBOR PLN 6m Rate(4)	Semi-Annual	4.98%	Annual	CME	Mar 2029	PLN	24,200,000	55,913	0	55,913
GPW Benchmark WIBD/WIBOR PLN 6m Rate(4)	Semi-Annual	4.83%	Annual	CME	Mar 2029	PLN	22,400,000	90,873	0	90,873
Bank of Israel Tel Aviv Interbank Offered 3 Month(4)	Quarterly	3.92%	Annual	LCH	Mar 2029	ILS	19,100,000	135,757	0	135,757
Bank of Israel Tel Aviv Interbank Offered 3 Month(4)	Quarterly	3.93%	Annual	LCH	Mar 2029	ILS	9,600,000	67,166	0	67,166
Colombia IBR Overnight Interbank Reference Rate(4)	Semi-Annual	8.44%	Semi-Annual	CME	Apr 2029	COP	9,530,800,000	(8,164)	0	(8,164)
Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	8.45%	Quarterly	CME	Apr 2029	COP	7,334,200,000	(8,060)	0	(8,060)
Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	7.89%	Quarterly	CME	Apr 2029	COP	6,562,100,000	33,464	0	33,464
Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	8.57%	Quarterly	CME	Apr 2029	COP	6,493,300,000	(15,027)	0	(15,027)
Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	8.08%	Quarterly	CME	Apr 2029	COP	5,480,900,000	16,044	0	16,044
Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	7.95%	Quarterly	CME	Apr 2029	COP	4,464,700,000	20,008	0	20,008
Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	8.15%	Quarterly	CME	Apr 2029	COP	4,394,900,000	9,606	0	9,606
Chile Indice de Camara Promedio Interbank Overnight Index Rate(4)	Semi-Annual	5.16%	Semi-Annual	CME	Apr 2029	CLP	3,518,200,000	(1,078)	0	(1,078)
Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	7.93%	Quarterly	CME	Apr 2029	COP	3,348,500,000	15,480	0	15,480
Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	8.12%	Quarterly	CME	Apr 2029	COP	2,604,400,000	6,590	0	6,590
National Bank of Hungary Budapest Interbank Offered Rates 6 Month Index(4)	Semi-Annual	7%	Annual	CME	Apr 2029	HUF	1,271,900,000	(64,455)	0	(64,455)
National Bank of Hungary Budapest Interbank Offered Rates 6 Month Index(4)	Semi-Annual	6.59%	Annual	CME	Apr 2029	HUF	876,700,000	(1,914)	0	(1,914)
National Bank of Hungary Budapest Interbank Offered Rates 6 Month Index(4)	Semi-Annual	6.56%	Annual	CME	Apr 2029	HUF	851,500,000	369	0	369
National Bank of Hungary Budapest Interbank Offered Rates 6 Month Index(4)	Semi-Annual	6.55%	Annual	CME	Apr 2029	HUF	626,000,000	1,540	0	1,540
National Bank of Hungary Budapest Interbank Offered Rates 6 Month Index(4)	Semi-Annual	6.80%	Annual	CME	Apr 2029	HUF	527,500,000	(14,839)	0	(14,839)
National Bank of Hungary Budapest Interbank Offered Rates 6 Month Index(4)	Semi-Annual	6.83%	Annual	CME	Apr 2029	HUF	520,600,000	(16,427)	0	(16,427)
National Bank of Hungary Budapest Interbank Offered Rates 6 Month Index(4)	Semi-Annual	6.53%	Annual	CME	Apr 2029	HUF	510,300,000	2,266	0	2,266
National Bank of Hungary Budapest Interbank Offered Rates 6 Month Index(4)	Semi-Annual	7.1%	Annual	CME	Apr 2029	HUF	475,200,000	(29,308)	0	(29,308)
SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	8.67%	Quarterly	CME	Apr 2029	ZAR	52,300,000	(1,589)	0	(1,589)
SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	8.65%	Quarterly	CME	Apr 2029	ZAR	52,000,000	1,264	0	1,264
SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	8.88%	Quarterly	CME	Apr 2029	ZAR	46,600,000	(21,992)	0	(21,992)
SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	8.65%	Quarterly	CME	Apr 2029	ZAR	37,500,000	617	0	617
SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	8.65%	Quarterly	CME	Apr 2029	ZAR	26,200,000	350	0	350
8.82%	Quarterly	SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	CME	Apr 2029	ZAR	14,700,000	(1,194)	0	(1,194)
5.27%	Annual	GPW Benchmark WIBD/WIBOR PLN 6m Rate(4)	Semi-Annual	CME	Apr 2029	PLN	8,200,000	7,445	0	7,445
5.36%	Annual	GPW Benchmark WIBD/WIBOR PLN 6m Rate(4)	Semi-Annual	CME	Apr 2029	PLN	5,700,000	11,141	0	11,141
4.52%	Annual	Bank of Israel Tel Aviv Interbank Offered 3 Month(4)	Quarterly	LCH	Apr 2029	ILS	11,400,000	(4,581)	0	(4,581)
4.43%	Annual	Bank of Israel Tel Aviv Interbank Offered 3 Month(4)	Quarterly	LCH	Apr 2029	ILS	11,400,000	(15,621)	0	(15,621)
7.91%	Quarterly	Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	CME	May 2029	COP	9,013,400,000	(32,965)	0	(32,965)
8.04%	Quarterly	Colombia IBR Overnight Interbank Reference Rate(4)	Quarterly	CME	May 2029	COP	4,574,000,000	(10,635)	0	(10,635)
4.96%	Semi-Annual	Chile Indice de Camara Promedio Interbank Overnight Index Rate(4)	Semi-Annual	CME	May 2029	CLP	3,595,600,000	(28,796)	0	(28,796)
6.27%	Annual	National Bank of Hungary Budapest Interbank Offered Rates 6 Month Index(4)	Semi-Annual	CME	May 2029	HUF	894,500,000	(24,479)	0	(24,479)
6.25%	Annual	National Bank of Hungary Budapest Interbank Offered Rates 6 Month Index(4)	Semi-Annual	CME	May 2029	HUF	512,800,000	(15,542)	0	(15,542)
8.46%	Quarterly	SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	CME	May 2029	ZAR	120,900,000	(66,758)	0	(66,758)
8.51%	Quarterly	SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	CME	May 2029	ZAR	91,200,000	(39,035)	0	(39,035)
8.53%	Quarterly	SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate(4)	Quarterly	CME	May 2029	ZAR	60,600,000	(23,174)	0	(23,174)
5.06%	Annual	GPW Benchmark WIBOR PLN 6M Rate(4)	Semi-Annual	CME	May 2029	PLN	20,700,000	(22,903)	0	(22,903)
4.36%	Annual	Bank of Israel Tel Aviv Interbank Offered 3 Month(4)	Quarterly	LCH	May 2029	ILS	25,000,000	(54,442)	0	(54,442)
4.37%	Annual	Bank of Israel Tel Aviv Interbank Offered 3 Month(4)	Quarterly	LCH	May 2029	ILS	16,100,000	(33,201)	0	(33,201)
3.5%	Quarterly	Klibor Interbank Offered Rate(4)	Quarterly	BNP Paribas S.A.	Sep 2029	MYR	55,148,000	(127,600)	106,800	(20,800)
3%	Semi-Annual	Singapore Domestic Interbank O/N Index(4)	Semi-Annual	CME	Sep 2029	SGD	2,900,000	(10,250)	0	(10,250)
Klibor Interbank Offered Rate(4)	Quarterly	3.5%	Quarterly	Goldman Sachs Intl.	Sep 2029	MYR	47,600,000	110,136	(176,364)	(66,228)
Klibor Interbank Offered Rate(4)	Quarterly	3.75	Quarterly	Goldman Sachs Intl.	Sep 2029	MYR	45,400,000	(4,376)	(22,675)	(27,051)
3.5%	Quarterly	Klibor Interbank Offered Rate(4)	Quarterly	Goldman Sachs Intl.	Sep 2029	MYR	26,852,000	(62,130)	54,867	(7,263)
KRW 3 MONTH CERT OF DEPOSIT(4)	Quarterly	3.25%	Quarterly	LCH	Sep 2029	KRW	15,295,500,000	(2,745)	0	(2,745)
Financial Benchmarks India Overnight Mumbai Interbank Outright Rate(4)	Semi-Annual	6.5%	Semi-Annual	LCH	Sep 2029	INR	718,620,000	(49,504)	0	(49,504)
Thailand Overnight Repo Rate(4)	Quarterly	2.5%	Quarterly	LCH	Sep 2029	THB	635,400,000	(38,167)	0	(38,167)
2.25%	Quarterly	Thailand Overnight Repo Rate(4)	Quarterly	LCH	Sep 2029	THB	351,800,000	(159,469)	0	(159,469)
Taiwan Interbank Money Center TAIBOR Fixing Rates 3 Month Index(4)	Quarterly	1.5%	Quarterly	LCH	Sep 2029	TWD	311,700,000	103,375	0	103,375
2.25%	Quarterly	CFETS China Fixing Repo Rates 7 Day(4)	Quarterly	LCH	Sep 2029	CNY	103,900,000	27,100	0	27,100
HK Assoc. of Banks Hong Kong Dollar (HIBOR) Fixings 3 Month(4)	Quarterly	3.5%	Quarterly	LCH	Sep 2029	HKD	70,700,000	51,603	0	51,603
Financial Benchmarks India Overnight Mumbai Interbank Outright Rate(4)	Semi-Annual	6.25%	Semi-Annual	LCH	Sep 2029	INR	61,800,000	3,861	0	3,861
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	3.5%	Annual	LCH	Sep 2029		4,700,000	44,004	0	44,004
Singapore Domestic Interbank O/N Index(4)	Semi-Annual	2.75%	Semi-Annual	LCH	Sep 2029	SGD	2,100,000	14,294	0	14,294
Canadian Overnight Repo Rate Average(4)	Semi-Annual	3%	Semi-Annual	LCH	Sep 2029	CAD	1,400,000	(3,208)	0	(3,208)
Prague Interbank Offered Rate 6-month(4)	Semi-Annual	3.34%	Annual	CME	Jan 2032	CZK	35,700,000	(100,681)	0	(100,681)
8.25%	Monthly	Mexico 28 Day Cetes Auction Average Yield Rate(4)	Monthly	CME	Dec 2032	MXN	23,000,000	(84,238)	0	(84,238)
Mexico Interbank TIIE 28 Day Rate(4)	Monthly	8.76%	Monthly	CME	Feb 2033	MXN	32,200,000	38,033	0	38,033
Mexico Interbank TIIE 28 Day Rate(4)	Monthly	8.8%	Monthly	CME	Feb 2033	MXN	31,700,000	61,686	0	61,686
4.22%	Annual	Prague Interbank Offered Rate 6-month(4)	Semi-Annual	CME	Mar 2033	CZK	49,700,000	27,164	0	27,164
8.37%	Monthly	Mexico Interbank TIIE 28 Day Rate(4)	Monthly	CME	Mar 2033	MXN	37,900,000	(130,096)	0	(130,096)
8.28%	Monthly	Mexico Interbank TIIE 28 Day Rate(4)	Monthly	CME	Mar 2033	MXN	16,300,000	(60,020)	0	(60,020)
2.5%	At Maturity	US CPI Urban Consumer NSA Index(4)	At Maturity	LCH	Mar 2033		3,800,000	(48,336)	0	(48,336)
Prague Interbank Offered Rate 6-month(4)	Semi-Annual	4.42%	Annual	CME	Jun 2033	CZK	83,500,000	(85,502)	0	(85,502)
4.46%	Annual	Prague Interbank Offered Rate 6-month(4)	Annual	CME	Jun 2033	CZK	34,700,000	(18,639)	0	(18,639)
8.06%	Monthly	Mexico Interbank TIIE 28 Day Rate(4)	Monthly	CME	Jun 2033	MXN	13,300,000	(68,424)	0	(68,424)
US CPI Urban Consumer NSA Index(4)	At Maturity	2.53%	At Maturity	LCH	Jun 2033		900,000	6,807	0	6,807
Mexico Interbank TIIE 28 Day Rate(4)	Monthly	8.5%	Monthly	CME	Jul 2033	MXN	67,200,000	189,071	0	189,071
Mexico Interbank TIIE 28 Day Rate(4)	Monthly	8.65%	Monthly	CME	Jul 2033	MXN	34,800,000	89,735	0	89,735
US CPI Urban Consumer NSA Index(4)	At Maturity	2.6%	At Maturity	LCH	Jul 2033		2,900,000	18,494	0	18,494
Mexico Interbank TIIE 28 Day Rate(4)	Monthly	8.99%	Monthly	CME	Aug 2033	MXN	29,300,000	51,920	0	51,920
9.77%	Semi-Annual	Mexico Interbank TIIE 28 Day Rate(4)	Semi-Annual	CME	Sep 2033	MXN	36,700,000	30,274	0	30,274
Prague Interbank Offered Rate 6-month(4)	Semi-Annual	4.64%	Semi-Annual	CME	Oct 2033	CZK	53,600,000	(101,690)	0	(101,690)
9.14%	Monthly	Mexico Interbank TIIE 28 Day Rate(4)	Monthly	CME	Oct 2033	MXN	23,800,000	(19,240)	0	(19,240)
4.28%	Annual	Prague Interbank Offered Rate 6-month(4)	Semi-Annual	CME	Nov 2033	CZK	78,000,000	83,038	0	83,038
Prague Interbank Offered Rate 6-month(4)	Semi-Annual	4.02%	Annual	CME	Nov 2033	CZK	4,200,000	(4,658)	0	(4,658)
8.54%	Monthly	Mexico Interbank TIIE 28 Day Rate(4)	Monthly	CME	Dec 2033	MXN	39,900,000	(121,276)	0	(121,276)
8.47%	Monthly	Mexico Interbank TIIE 28 Day Rate(4)	Monthly	CME	Dec 2033	MXN	10,000,000	(33,252)	0	(33,252)
Mexico 28 Day Cetes Auction Average Yield Rate(4)	Monthly	8.78%	Monthly	CME	Mar 2034	MXN	26,400,000	58,056	0	58,056
Mexico Interbank TIIE 28 Day Rate(4)	Monthly	8.96%	Monthly	CME	Mar 2034	MXN	25,200,000	37,111	0	37,111
Prague Interbank Offered Rate 6-month(4)	Semi-Annual	4.06%	Annual	CME	Apr 2034	CZK	48,100,000	20,624	0	20,624
Prague Interbank Offered Rate 6-month(4)	Semi-Annual	4.29%	Annual	CME	Apr 2034	CZK	15,500,000	(5,621)	0	(5,621)
US CPI Urban Consumer NSA Index(4)	At Maturity	2.6%	At Maturity	LCH	Apr 2034		4,500,000	3,904	0	3,904
1%	Annual	Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR(4)	Annual	CME	Sep 2034	JPY	130,000,000	(16,295)	0	(16,295)
4.5%	Semi-Annual	ASX Australian Bank Bill Short Term Rates 6 Month(4)	Semi-Annual	LCH	Sep 2034	AUD	9,500,000	(32,437)	0	(32,437)
3.75%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	LCH	Sep 2034		9,200,000	(93,380)	0	(93,380)
6 month EURIBOR(4)	Semi-Annual	2.75%	Annual	LCH	Sep 2034	EUR	8,600,000	56,657	0	56,657
3.75%	Annual	SONIA Interest Rate Benchmark(4)	Annual	LCH	Sep 2034	GBP	4,400,000	(53,808)	0	(53,808)
Canadian Overnight Repo Rate Average(4)	Semi-Annual	3.25%	Semi-Annual	LCH	Sep 2034	CAD	2,900,000	(9,743)	0	(9,743)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR(4)	Annual	1.5%	Annual	LCH	Sep 2054	JPY	2,100,000,000	620,320	0	620,320
SONIA Interest Rate Benchmark(4)	Annual	3.75%	Annual	LCH	Sep 2054	GBP	2,800,000	137,126	0	137,126
2.5%	Annual	6 month EURIBOR(4)	Semi-Annual	LCH	Sep 2054	EUR	2,600,000	(58,684)	0	(58,684)
3.5%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	LCH	Sep 2054		400,000	(3,524)	0	(3,524)
3%	Semi-Annual	Canadian Overnight Repo Rate Average(4)	Semi-Annual	LCH	Sep 2054	CAD	2,100,000	(22,420)	0	(22,420)
Canadian Overnight Repo Rate Average(4)	Semi-Annual	3%	Semi-Annual	LCH	Sep 2054	CAD	200,000	(993)	0	(993)
TOTAL INTEREST RATE SWAPS								(932,718)	(37,372)	(970,090)

(1)Swaps with CME Group (CME) and LCH Clearnet Group (LCH) are centrally cleared swaps.
(2)Notional amount is stated in U.S. Dollars unless otherwise noted.
(3)Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).
(4)Represents floating rate.
Total Return Swaps
Underlying Reference	Pay/ Receive Reference	Reference Payment Frequency	Financing Rate	Financing Frequency	Counterparty	Maturity Date	Units	Notional Amount		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Pays
SET50 Index Futures	Pays	At Maturity	None	At Maturity	Goldman Sachs Intl.	Jun 2024	59,600	THB	49,205,760	18,119	0	18,119
SET50 Index Futures	Pays	At Maturity	None	At Maturity	Goldman Sachs Intl.	Jun 2024	20,400	THB	16,842,240	4,375	0	4,375
Receives
KOSPI 200 Futures	Receives	At Maturity	None	At Maturity	Goldman Sachs Intl.	Jun 2024	1,750,000	KRW	657,999,997	(20,186)	0	(20,186)
KOSPI 200 Futures	Receives	At Maturity	None	At Maturity	Goldman Sachs Intl.	Jun 2024	1,250,000	KRW	450,437,504	(271)	0	(271)
KOSPI 200 Futures	Receives	At Maturity	None	At Maturity	Goldman Sachs Intl.	Jun 2024	750,000	KRW	281,775,003	(8,488)	0	(8,488)
KOSPI 200 Futures	Receives	At Maturity	None	At Maturity	Goldman Sachs Intl.	Jun 2024	250,000	KRW	90,737,502	(524)	0	(524)
iBovespa Index Futures	Receives	At Maturity	None	At Maturity	Goldman Sachs Intl.	Jun 2024	92	BRL	11,278,740	28,121	0	28,121
TOTAL RETURN SWAPS										21,146	0	21,146
For the period, the average monthly notional amount at value for swaps in the aggregate was $915,086,776.

Currency Abbreviations
AUD	-	Australian dollar
BRL	-	Brazilian real
CAD	-	Canadian dollar
CHF	-	Swiss franc
CLP	-	Chilean peso
CNY	-	Chinese yuan
COP	-	Colombian peso
CZK	-	Czech koruna
EUR	-	European Monetary Unit
GBP	-	British pound sterling
HKD	-	Hong Kong dollar
HUF	-	Hungarian forint
IDR	-	Indonesian rupiah
ILS	-	Israeli shekel
INR	-	Indian rupee
JPY	-	Japanese yen
KRW	-	Korean won
MXN	-	Mexican peso
MYR	-	Malaysian ringgit
NOK	-	Norwegian krone
NZD	-	New Zealand dollar
PEN	-	Peruvian new sol
PHP	-	Philippine peso
PLN	-	Polish zloty
SEK	-	Swedish krona
SGD	-	Singapore dollar
THB	-	Thai baht
TRY	-	Turkish Lira
TWD	-	Taiwanese dollar
USD	-	U.S. dollar
ZAR	-	South African rand

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $20,978,329 or 0.9% of net assets.

(e)
Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts and bi-lateral over the counter (OTC) swaps. At period end, the value of securities pledged amounted to $1,009,658.

(f)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g)	Affiliated Fund
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	The rate quoted is the annualized seven-day yield of the fund at period end.
(j)
Represents a forward settling transaction and therefore no collateral securities had been allocated as of period end. The agreement contemplated the delivery of U.S. Treasury Obligations as collateral on settlement date.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	9,580,407	4,107,382	8,923,574	370,932	-	-	4,764,215	0.0%
Total	9,580,407	4,107,382	8,923,574	370,932	-	-	4,764,215

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Investments Money Market Government Portfolio Institutional Class 5.24%	74,587,408	1,098,540,844	1,061,028,276	4,572,494	-	-	112,099,976
Fidelity SAI Alternative Risk Premia Commodity Strategy Fund	-	125,000,000	-	-	-	(2,866,429)	122,133,571
Fidelity SAI Alternative Risk Premia Strategy Fund	-	40,002,500	-	2,500	-	(506,945)	39,495,555
Fidelity SAI Convertible Arbitrage Fund	-	227,462,926	-	2,462,926	-	4,634,746	232,097,672
	74,587,408	1,491,006,270	1,061,028,276	7,037,920	-	1,261,372	505,826,774

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	48,826,698	-	48,826,698	-

U.S. Government and Government Agency Obligations	19,245,386	-	19,245,386	-

U.S. Government Agency - Mortgage Securities	13,501,370	-	13,501,370	-

Asset-Backed Securities	16,444,553	-	16,444,553	-

Collateralized Mortgage Obligations	1,395,222	-	1,395,222	-

Foreign Government and Government Agency Obligations	887,672	-	887,672	-

Certificates of Deposit	1,332,878	-	1,332,878	-

Alternative Funds	2,059,140,780	2,059,140,780	-	-

Money Market Funds	118,301,905	118,301,905	-	-

Repurchase Agreements	25,000,000	-	25,000,000	-

Equity Funds	126,486,748	126,486,748	-	-

Purchased Options	986,365	986,365	-	-
Total Investments in Securities:	2,431,549,577	2,304,915,798	126,633,779	-
Derivative Instruments: Assets
Futures Contracts	2,646,922	2,646,922	-	-
Forward Foreign Currency Contracts	3,632,445	-	3,632,445	-
Swaps	9,345,303	-	9,345,303	-
Total Assets	15,624,670	2,646,922	12,977,748	-
Liabilities
Futures Contracts	(1,333,286)	(1,333,286)	-	-
Forward Foreign Currency Contracts	(4,145,440)	-	(4,145,440)	-
Swaps	(9,836,662)	-	(9,836,662)	-
Total Liabilities	(15,315,388)	(1,333,286)	(13,982,102)	-
Total Derivative Instruments:	309,282	1,313,636	(1,004,354)	-
Other Financial Instruments:
TBA Sale Commitments	(11,046,286)	-	(11,046,286)	-
Total Other Financial Instruments:	(11,046,286)	-	(11,046,286)	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Consolidated Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Commodity Risk
Futures Contracts (a)	1,532,228	(579,986)
Total Commodity Risk	1,532,228	(579,986)
Credit Risk
Swaps (b)	459,972	(39,759)
Total Credit Risk	459,972	(39,759)
Equity Risk
Futures Contracts (a)	639,379	(665,262)
Purchased Options (c)	986,365	0
Swaps (d)	50,615	(29,469)
Total Equity Risk	1,676,359	(694,731)
Foreign Exchange Risk
Forward Foreign Currency Contracts (e)	3,632,445	(4,145,440)
Total Foreign Exchange Risk	3,632,445	(4,145,440)
Interest Rate Risk
Futures Contracts (a)	475,315	(88,038)
Swaps (b)(d)	8,834,716	(9,767,434)
Total Interest Rate Risk	9,310,031	(9,855,472)
Total Value of Derivatives	16,611,035	(15,315,388)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
(b)For centrally cleared swaps, reflects gross cumulative appreciation (depreciation) as presented in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared swaps is included in receivable or payable for daily variation margin on centrally cleared swaps, and the net cumulative appreciation (depreciation) for centrally cleared swaps is included in Total accumulated earnings (loss).
(c)Gross value is presented in the Consolidated Statement of Assets and Liabilities in the Investments in Securities at value line-item.
(d)For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Consolidated Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.
(e)Gross value is presented in the Consolidated Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.
Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
		May 31, 2024

Assets
Investment in securities, at value (including repurchase agreements of $25,000,000) - See accompanying schedule:
Unaffiliated issuers (cost $1,891,419,896)	$1,920,958,588
Fidelity Central Funds (cost $4,764,215)	4,764,215
Other affiliated issuers (cost $504,565,402)	505,826,774

Total Investment in Securities (cost $2,400,749,513)		$2,431,549,577
Segregated cash with brokers for derivative instruments		15,522,000
Restricted cash		3,495
Foreign currency held at value (cost $2,879,229)		2,880,207
Receivable for investments sold
Regular delivery		3,556,299
Delayed delivery		1,591,875
Receivable for TBA sale commitments		11,012,302
Unrealized appreciation on forward foreign currency contracts		3,632,445
Receivable for fund shares sold		725,572
Interest receivable		589,710
Distributions receivable from Fidelity Central Funds		22,695
Bi-lateral OTC swaps, at value		160,751
Prepaid expenses		4,644
Other receivables		488
Total assets		2,471,252,060
Liabilities
Payable to custodian bank	$106,895
Segregated cash from brokers for derivative instruments	401,000
Payable for investments purchased
Regular delivery	14,295,376
Delayed delivery	15,138,547
TBA sale commitments, at value	11,046,286
Unrealized depreciation on forward foreign currency contracts	4,145,440
Payable for fund shares redeemed	4,277,812
Bi-lateral OTC swaps, at value	223,575
Accrued management fee	130,836
Payable for daily variation margin on futures contracts	156,159
Payable for daily variation margin on centrally cleared swaps	305,462
Other payables and accrued expenses	344,199
Total liabilities		50,571,587
Net Assets		$2,420,680,473
Net Assets consist of:
Paid in capital		$2,478,222,432
Total accumulated earnings (loss)		(57,541,959)
Net Assets		$2,420,680,473
Net Asset Value, offering price and redemption price per share ($2,420,680,473 ÷ 249,137,556 shares)		$9.72
Consolidated Statement of Operations
		Year ended May 31, 2024
Investment Income
Dividends:
Unaffiliated issuers		$57,111,955
Affiliated issuers		6,963,077
Interest		7,950,601
Income from Fidelity Central Funds		370,932
Total income		72,396,565
Expenses
Management fee	$7,522,164
Custodian fees and expenses	70,478
Independent trustees' fees and expenses	13,152
Registration fees	154,170
Audit	116,668
Subsidiary directors' fees	15,000
Legal	4,930
Interest	5,562
Miscellaneous	90,903
Total expenses before reductions	7,993,027
Expense reductions	(5,601,786)
Total expenses after reductions		2,391,241
Net Investment income (loss)		70,005,324
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(68,429,820)
Forward foreign currency contracts	1,807,237
Foreign currency transactions	(244,753)
Futures contracts	(1,378,893)
Swaps	(4,552,535)
Capital gain distributions from underlying funds:
Unaffiliated issuers	8,189,195
Affiliated issuers	74,843
Total net realized gain (loss)		(64,534,726)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	110,219,285
Affiliated issuers	1,261,372
Forward foreign currency contracts	(370,738)
Assets and liabilities in foreign currencies	12,040
Futures contracts	(1,825,801)
Swaps	389,191
TBA Sale commitments	16,369
Total change in net unrealized appreciation (depreciation)		109,701,718
Net gain (loss)		45,166,992
Net increase (decrease) in net assets resulting from operations		$115,172,316
Consolidated Statement of Changes in Net Assets

	Year ended May 31, 2024	For the period July 12, 2022 (commencement of operations) through May 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$70,005,324	$74,435,457
Net realized gain (loss)	(64,534,726)	4,511,794
Change in net unrealized appreciation (depreciation)	109,701,718	(78,658,490)
Net increase (decrease) in net assets resulting from operations	115,172,316	288,761
Distributions to shareholders	(81,454,739)	(97,109,900)

Share transactions
Proceeds from sales of shares	1,130,961,331	2,734,675,723
Reinvestment of distributions	80,897,291	96,564,757
Cost of shares redeemed	(1,203,347,842)	(355,967,225)

Net increase (decrease) in net assets resulting from share transactions	8,510,780	2,475,273,255
Total increase (decrease) in net assets	42,228,357	2,378,452,116

Net Assets
Beginning of period	2,378,452,116	-
End of period	$2,420,680,473	$2,378,452,116

Other Information
Shares
Sold	116,686,401	274,985,960
Issued in reinvestment of distributions	8,549,062	10,058,843
Redeemed	(124,570,257)	(36,572,453)
Net increase (decrease)	665,206	248,472,350

Consolidated Financial Highlights
Strategic Advisers® Alternatives Fund

Years ended May 31,	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$9.57	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.30	.40
Net realized and unrealized gain (loss)	.22	(.41)
Total from investment operations	.52	(.01)
Distributions from net investment income	(.34)	(.29)
Distributions from net realized gain	(.03)	(.14)
Total distributions	(.37)	(.42) D
Net asset value, end of period	$9.72	$9.57
Total Return E,F	5.58%	(.11)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.36%	.33% I,J
Expenses net of fee waivers, if any	.11%	.08% I,J
Expenses net of all reductions	.11%	.08% I,J
Net investment income (loss)	3.12%	4.62% J
Supplemental Data
Net assets, end of period (000 omitted)	$2,420,680	$2,378,452
Portfolio turnover rate K	106%	64% J

AFor the period July 12, 2022 (commencement of operations) through May 31, 2023.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal distributions per share do not sum due to rounding.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Consolidated Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAudit fees are not annualized.
JAnnualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Consolidated Financial Statements

For the period ended May 31, 2024

1. Organization.
Strategic Advisers Alternatives Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).
2. Consolidated Subsidiary.
The Funds included in the table below hold certain commodity-related investments through a wholly owned subsidiary (the "Subsidiary"). As of period end, the investments in the Subsidiaries, were as follows:

	Subsidiary Name	Net Assets of Subsidiary	% of Fund's Net Assets
Strategic Advisers Alternatives Fund	Strategic Advisers Alternatives Fund Cayman Ltd.	17,772,938.7

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, U.S. government and government agency obligations and certificates of deposit are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2024 is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Consolidated Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Alternatives Fund	$488

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2024, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying funds, swaps, futures and options transactions, foreign currency transactions, market discount, controlled foreign corporations, capital loss carryforwards and losses deferred due to wash sales, futures transactions and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$66,059,701
Gross unrealized depreciation	(34,758,471)
Net unrealized appreciation (depreciation)	$31,301,230
Tax Cost	$2,400,865,375

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(86,930,268)
Net unrealized appreciation (depreciation) on securities and other investments	$31,856,012

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(56,360,112)
Long-term	(30,570,156)
Total capital loss carryforward	$(86,930,268)

The Fund intends to elect to defer to its next fiscal year $2,467,704 of ordinary losses recognized during the period January 1, 2024 to May 31, 2024.

The tax character of distributions paid was as follows:

	May 31, 2024	May 31, 2023A
Ordinary Income	$81,454,739	$97,109,900
A For the period July 12, 2022 (commencement of operations) through May 31, 2023.

Repurchase Agreements. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, funds and other registered investment companies having management contracts with Fidelity Management and Research Company LLC, or its affiliates are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The collateral balance is monitored on a daily basis to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Reverse Repurchase Agreements. To enhance their yield, funds may enter into reverse repurchase transactions under master repurchase agreements whereby a fund delivers securities to a counterparty in return for cash and agrees to repurchase those securities at a future date and agreed upon price. During the period that reverse repurchase transactions are outstanding, a fund identifies the securities as pledged in its records with an initial value at least equal to its principal obligation under the agreement. The cash proceeds received by a fund may be invested in other securities. To the extent cash proceeds received from the counterparty exceed the value of the securities delivered, the counterparty may request additional collateral from a fund. If the counterparty defaults on its obligation, because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities delivered. If a fund has any open reverse repurchase agreements at period end, information regarding securities delivered under a reverse repurchase agreement is included at the end of the Consolidated Schedule of Investments, and the cash proceeds are recorded as a liability in the Consolidated Statement of Assets and Liabilities. A fund continues to receive interest and dividend payments on the securities delivered during the term of the reverse repurchase agreement. During the period, the average principal balance of reverse repurchase transactions and the weighted average interest rate with payments included in the Consolidated Statement of Operations as a component of interest expense is as follows:

	Average Loan Balance ($)	Weighted Average Interest Rate
Strategic Advisers Alternatives Fund	1,203,071	5.55

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Consolidated Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Consolidated Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Consolidated Schedule of Investments under the caption "TBA Sale Commitments." The value of these commitments and proceeds to be received at contractual settlement date are reflected in the Consolidated Statement of Assets and Liabilities as "TBA sale commitments, at value" and "Receivable for TBA sale commitments," respectively. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, a fund realizes a gain or loss. If a fund delivers securities under the commitment, a fund realizes a gain or loss from the sale of the securities based upon the price established at the date the commitment was entered into.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Commodity Risk	Commodity risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.
Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts and bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Consolidated Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Consolidated Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Consolidated Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Strategic Advisers Alternatives Fund
Commodity Risk
Futures Contracts	(5,418,969)	(2,115,249)
Total Commodity Risk	(5,418,969)	(2,115,249)
Credit Risk
Swaps	(491,644)	322,830
Total Credit Risk	(491,644)	322,830
Equity Risk
Futures Contracts	3,232,743	(241,388)
Purchased Options	(8,050,317)	1,040,739
Swaps	(934,524)	(3,490)
Total Equity Risk	(5,752,098)	795,861
Foreign Exchange Risk
Forward Foreign Currency Contracts	1,807,237	(370,738)
Total Foreign Exchange Risk	1,807,237	(370,738)
Interest Rate Risk
Futures Contracts	807,333	530,836
Swaps	(3,126,367)	69,851
Total Interest Rate Risk	(2,319,034)	600,687
Totals	(12,174,508)	(766,609)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Consolidated Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in total accumulated earnings (loss) in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Consolidated Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period unless an average contract value is presented.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market, commodities market, bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Consolidated Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Consolidated Statement of Operations.

Any open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Consolidated Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. Exchange-traded options were used to manage exposure to the market.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Consolidated Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Consolidated Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Consolidated Statement of Operations.

Any open options at period end are presented in the Consolidated Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period unless an average notional amount is presented.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Consolidated Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in total accumulated earnings (loss) in the Consolidated Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Consolidated Schedule of Investments.

Centrally cleared swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Any securities deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments. Any cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Consolidated Statement of Assets and Liabilities. Centrally cleared swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in total accumulated earnings (loss) in the Consolidated Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Consolidated Statement of Operations.

Any open swaps at period end are included in the Consolidated Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Consolidated Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Consolidated Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. A fund enters into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

Total Return Swaps. Total return swaps are agreements between counterparties to exchange cash flows, one based on a market-linked return of an individual asset or a basket of assets (i.e., an index), and the other on a fixed or floating rate. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting payment obligation, a fund will receive a payment from or make a payment to the counterparty. A fund enters into total return swaps to manage its market exposure.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Alternatives Fund	2,090,780,833	2,010,725,692
6. Fees and Other Transactions with Affiliates.
Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 2.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .34% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. Fidelity Diversifying Solutions LLC and Pacific Investment Management Company LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Capital Fund Management (CFM) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, CFM has not been allocated any portion of the Fund's assets. CFM in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers Alternatives Fund	41,564
7. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Consolidated Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
8. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Consolidated Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Strategic Advisers Alternatives Fund	2,357
9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2026. During the period, this waiver reduced the Fund's management fee by $5,601,786.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Alternatives Fund
Fidelity SAI Alternative Risk Premia Commodity Strategy Fund	98%
Fidelity SAI Alternative Risk Premia Strategy Fund	95%
Fidelity SAI Convertible Arbitrage Fund	100%
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Alternatives Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Strategic Advisers Alternatives Fund and its subsidiary (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of May 31, 2024, the related consolidated statement of operations for the year ended May 31, 2024, and the consolidated statement of changes in net assets and the consolidated financial highlights for the year ended May 31, 2024 and for the period July 12, 2022 (commencement of operations) through May 31, 2023, including the related notes. In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2024, the results of its operations for the year ended May 31, 2024, and the changes in its net assets and the financial highlights for the year ended May 31, 2024 and for the period July 12, 2022 (commencement of operations) through May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of May 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 16, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 6.55% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $10,408,533 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 1% and 3% of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 27.73% and 7.21% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
Note: This is not applicable for any fund included in this document.
Item 10: Renumeration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
Board Approval of New Sub-Advisory Agreements and New Sub-Subadvisory Agreement
Strategic Advisers Alternatives Fund
In March 2024, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve (i) a new sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), Capital Fund Management S.A. (CFM), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund (New CFM Sub-Advisory Agreement); (ii) a new sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), FIL Investment Advisors (FIA and together with CFM, New Sub-Advisers), and the Trust on behalf of the fund (New FIA Sub-Advisory Agreement and together with the New CFM Sub-Advisory Agreement, the New Sub-Advisory Agreements); and (iii) a new sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited (FIA (UK)) with respect to the fund (New Sub-Subadvisory Agreement and together with the New Sub-Advisory Agreements, the New Agreements). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.
In considering whether to approve each New Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each New Agreement is in the best interests of the fund and its shareholders and does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. The Board's decision to approve each New Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.
Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, the fund's investment objective, strategies and related investment philosophy, the current sub-adviser line-up, and the structure of the investment personnel compensation programs and whether such structure provides appropriate incentives to act in the best interests of the fund.
The Board noted its familiarity with the nature, extent and quality of services provided by FIL and FIA (UK) to other Strategic Advisers funds with different investment mandates, and that many of the same support staff, including compliance personnel, that currently provide services to the other Strategic Advisers funds will also provide services to the fund.  The Board also took into consideration additional information regarding the new investment mandates provided by Strategic Advisers and each New Sub-Adviser.
Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of each New Sub-Adviser's investment staff, use of technology, and approach to managing and compensating investment personnel. The Board noted that each New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in its deliberations, the Board considered each New Sub-Adviser's trading capabilities and resources and compliance infrastructure, which are integral parts of the investment management process, and its investment in business continuity planning.
Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by each New Sub-Adviser under the applicable New Sub-Advisory Agreement; and (ii) the resources to be devoted to the fund's compliance policies and procedures.
Investment Performance.  The Board considered the historical investment performance of each New Sub-Adviser and its portfolio managers in managing accounts under similar investment mandates.
Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the New Agreements should benefit the fund's shareholders.
Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of the fees to be paid by the fund to Strategic Advisers and by Strategic Advisers to each New Sub-Adviser. The Board also considered the projected change in the fund's management fee and total operating expenses, if any, as a result of hiring each New Sub-Adviser.
The Board noted that the New Agreements will not result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee. The Board considered that after allocating assets to CFM, while the fund's management fee is expected to increase, the fund's total net expenses are expected to decrease. The Board also noted that both the fund's projected total management fee and the fund's projected total net expenses are expected to continue to rank below the competitive peer group median reported in the June 2023 management contract renewal materials for the fund. The Board considered that the approval of the New FIA Sub-Advisory Agreement will not initially result in any changes to the fund's management fee or total net expenses because Strategic Advisers does not expect to allocate assets to FIA at this time. The Board considered the hypothetical impact on the fund's management fee rate if Strategic Advisers were to allocate assets to FIA in the future.
With respect to the New Sub-Subadvisory Agreement, the Board considered that FIA, and not the fund, will compensate FIA UK under the terms of the New Sub-Subadvisory Agreement and that the fund and Strategic Advisers are not responsible for any such fees or expenses. The Board also considered that the New Sub-Subadvisory Agreement will not impact the fees paid under the New FIA Sub-Advisory Agreement.
Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.
Costs of the Services and Profitability.  Because the New Agreements were negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers' portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the New Agreements.
Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of the New Agreements will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.
Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that each New Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the sub-adviser as assets allocated to the sub-adviser grow. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the New Sub-Subadvisory Agreement because the fund will not bear any additional management fees or expenses under the New Sub-Subadvisory Agreement.
Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that each New Agreement's fee structure bears a reasonable relationship to the services to be rendered and that each New Agreement is in the best interests of the fund and its shareholders and should be approved. In addition, the Board concluded that the approval of each New Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

1.9905800.101
SAA-ANN-0724

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Rutland Square Trust II

By:	/s/Heather Bonner
Heather Bonner
President and Treasurer (Principal Executive Officer)

Date:	July 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Heather Bonner
Heather Bonner
President and Treasurer (Principal Executive Officer)

Date:	July 23, 2024

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer (Principal Financial Officer)

Date:	July 23, 2024